UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Domestic
Equity Funds
Annual Report
October 31, 2021

■ The Hartford Capital Appreciation Fund
■ Hartford Core Equity Fund
■ The Hartford Dividend and Growth Fund
■ The Hartford Equity Income Fund
■ The Hartford Growth Opportunities Fund
■ The Hartford Healthcare Fund
■ The Hartford MidCap Fund
■ The Hartford MidCap Value Fund
■ Hartford Quality Value Fund
■ The Hartford Small Cap Growth Fund
■ Hartford Small Cap Value Fund
■ The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2020 through October 31, 2021.
Market Review
During the 12 months ended October 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 42.9%, a number that reflects one of the most remarkable market rebounds in recent memory, particularly when measured against the March 2020 sell-off at the start of the coronavirus (COVID-19) pandemic.
That said, the market’s extraordinary performance occurred against a backdrop of uncertain and sometimes contradictory economic signals: inflation fears; global supply-chain bottlenecks; tightened labor markets; political gridlock; a stubbornly persistent pandemic and a U.S. Federal Reserve (Fed) methodically signaling its intention to cut back on the monetary stimulus that helped fuel the recovery.
A year ago, markets had already bounced back from their March 2020 lows, yet the economy still faced considerable turbulence from a fiercely divisive U.S. presidential election and a resurgence of COVID-19 infections. Once the election was settled in November 2020, the emergence of safe and effective vaccines provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by the U.S. Congress in late December 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. In August 2021, a $1.2 trillion proposal for an infrastructure spending package received U.S. Senate approval. However, by the period’s end, the outcome for the administration’s $1.75 trillion “Build Back Better” proposal, focused on social-safety-net improvements and climate-change mitigation, remained uncertain.
Inflation headlines dominated the spring and summer of 2021. In July 2021, the Fed’s preferred measure of inflation had risen to levels not seen since 1991.2 The supply-chain disruptions spawned in part by the economic recovery helped drive up prices for gasoline, used cars, airfare tickets, durable goods, and a host of other items toward the end of the period. The Fed's previous assurances that inflation would be mostly transitory were being sorely tested.
Throughout the period, the Fed continued to maintain its ongoing policy of near-zero interest rates in support of the recovery. However, in September 2021, Fed Chairman Jerome Powell rattled markets when he announced preparations for having the Fed gradually cut back the $120 billion in bonds it had been purchasing each month since the start of the pandemic. By period’s end, markets had recovered.
As of the end of the period, the economic recovery appears durable. Yet, inflation remains a wildcard and market volatility may persist. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Personal Consumption Expenditures Price Index, which excludes food and energy prices, rose 3.6% in July 2021. Source: U.S. Bureau of Economic Analysis and the St. Louis Fed, as of September 2021.

Hartford Domestic Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	33.83%	16.44%	14.37%
Class A2	26.47%	15.13%	13.72%
Class C1	32.78%	15.56%	13.54%
Class C3	31.78%	15.56%	13.54%
Class I1	34.18%	16.76%	14.71%
Class R3[1]	33.32%	16.03%	14.01%
Class R4[1]	33.72%	16.39%	14.36%
Class R5[1]	34.13%	16.74%	14.70%
Class R6[1]	34.27%	16.86%	14.81%
Class Y1	34.16%	16.81%	14.79%
Class F1	34.28%	16.85%	14.75%
Russell 3000 Index	43.90%	18.91%	16.10%
S&P 500 Index	42.91%	18.93%	16.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.84%	1.84%
Class I	0.78%	0.78%
Class R3	1.41%	1.41%
Class R4	1.10%	1.10%
Class R5	0.80%	0.80%
Class R6	0.70%	0.70%
Class Y	0.80%	0.80%
Class F	0.70%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

2

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Capital Appreciation Fund returned 33.83%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 43.90% for the same period, and the S&P 500 Index, which returned 42.91% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 41.19% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index.
All eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Energy (+116.4%), Financials (+71.0%), and Real Estate (+47.6%) sectors. The Utilities (+12.0%), Consumer Staples (+19.6%), and Health Care (+31.6%) sectors posted the smallest gains for the period.
During the period, the Fund underperformed the Russell 3000 Index, primarily due to weak stock selection within the Consumer Discretionary, Information Technology, and Healthcare sectors. Conversely, stronger selection within the Energy, Consumer Staples, and Financials sectors contributed positively to relative returns during the period. Sector allocation, a result of bottom-up stock selection, detracted during the period primarily due to the Fund’s underweight exposure to the Energy sector and overweight exposure to the Consumer Staples sector. An underweight to the Utilities sector relative to the Russell 3000 Index contributed positively to performance.
Our decision to not own Tesla (Consumer Discretionary) within the Fund and the Fund’s underweight exposures, relative to the Russell 3000 Index, to Microsoft (Information Technology) and NVIDIA (Information Technology) were the top relative detractors from Fund performance during the period. Tesla, a constituent of the Russell 3000 Index, engages in the design, development, manufacture, and sale of fully electric vehicles, energy generation and storage systems. Shares of Tesla rose after the company reported third-quarter earnings that beat consensus estimates after Hertz announced it would be adding 100,000 Tesla vehicles to its rental-car fleet. The Fund did not hold the stock as of the end of the period. Microsoft develops and supports software, services, devices, and solutions. Shares of Microsoft rose after the company delivered strong first quarter fiscal year 2022 results with balanced performance across the product set and good margin expansion in all three reporting segments. We maintained the Fund’s underweight exposure to the

3

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

stock as of the end of the period. NVIDIA is a leading producer of graphics processing units (GPUs). Shares of NVIDIA rose after Facebook (now named Meta) announced a significant increase in its capital spending plans for 2022. The majority of these investments will be aimed at developing the company's data center network and technology infrastructure, which is expected to benefit NVIDIA. We eliminated the Fund’s position earlier in the period on share-price strength.
ChemoCentryx (Health Care), Splunk (Information Technology), and Alibaba (Consumer Discretionary) were among the largest detractors from Fund performance on an absolute basis over the period.
Top contributors to the Fund’s performance relative to the Russell 3000 Index included the Fund’s out-of-benchmark exposure to Diamondback Energy (Energy), an overweight exposure to American Express (Financials), as well as an underweight exposure to Amazon (Consumer Discretionary). Diamondback Energy is an oil and gas exploration and production company. Shares rose over the period alongside surging global oil prices. The company also reported earnings for the first quarter that surprised to the upside, with investors focusing on strong free cash flow generation. The Fund maintained an overweight in the stock as of the end of the period. American Express is a credit card payments company. Shares rose during the period after the company announced better-than-expected first quarter earnings. Results were helped by a $1.1 billion release of reserves that were previously set aside to cover soured loans during the pandemic. Management also raised its outlook for fiscal year 2021. We trimmed the Fund’s position on share-price strength during the period. Amazon is a technology company with a focus on e-commerce and cloud computing. Shares of Amazon rose during the period but lagged the Russell 3000 Index. The company’s share price lost ground later in the period when management stated that sales growth was expected to slow over the next several quarters, as consumers continue to venture outside of their homes and away from their pandemic-induced online shopping habits. We increased the Fund’s underweight to Amazon during the period.
Alphabet (Communication Services), American Express (Financials), and TJX Companies (Consumer Discretionary) were among the largest contributors to the Fund’s performance on an absolute basis over the period.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact overall on the Fund was negative during the period. The Fund’s slight underweight exposure to higher-beta equities and overweight exposure to mid-cap equities detracted from performance, while the Fund’s slight underweight exposure to higher-volatility equities and slight overweight exposure to higher liquidity names contributed positively to performance.
During the period, the Fund, at times, used equity index futures to equitize cash or to seek to efficiently manage risks. During the period, the use of equity index futures contributed positively to relative performance.
What is the outlook as of the end of the period?
While company earnings have been improving relative to 2020 as of the end of the period, risks continue to evolve. This includes the potential economic ramifications following the spread of the COVID-19 Delta variant and the reemergence of pandemic-related restrictions in some regions, potential broad market disruption from political gridlock surrounding publicly listed equities in China and the government debt ceiling in the U.S., and the potential impact to company fundamentals as central banks begin to roll back stimulus programs. Against this backdrop, we expect continued volatility as investors balance long-term opportunities and nearer-term risks. As ever, we remain vigilant in managing risks in the Fund and seek to deliver performance that is driven by security selection.
Looking across markets, we are mindful of the ever-evolving risks of different equity factors and seek to create a fund that includes differentiated investment styles and philosophies. We maintain exposure to cyclical areas of the market through our allocations to mean-reversion (e.g. value and contrarian) underlying portfolio managers. These underlying portfolio managers look to invest in undervalued companies and use their security selection expertise to seek to identify companies with solid fundamentals and to avoid businesses that they believe are unlikely to mean-revert in the future. We look to our trend-following (e.g. growth and momentum) underlying portfolio managers to seek to provide capital appreciation by seeking attractive companies with favorable growth prospects. As with value equities, we look for the underlying portfolio managers' fundamental security selection processes to help differentiate companies with better long-term growth fundamentals versus those that are more speculative and driven by investor exuberance. We seek to balance these exposures with risk-aversion (e.g. quality and low volatility) allocations, which seek to provide a more defensive weight to the Fund by investing in companies with more stable businesses in our view. These characteristics are expected to add beneficial exposure to the Fund in the event of an unexpected shock to the economy or markets in our view. As of the end of the period, we also note that these equities continued to trade at attractive valuations relative to history in our view. To that end, we expect the market backdrop to benefit fundamental portfolio managers looking to differentiate between companies that can succeed in the current climate from those that cannot.
At the end of the period, the Fund’s largest overweights were to the Industrials and Consumer Staples sectors, while the Fund’s largest underweights were to the Information Technology and Utilities sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks are generally greater, and include additional risks, for investments in emerging markets. • To the
4

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse development occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.7%
Consumer Discretionary	14.9
Consumer Staples	7.5
Energy	1.0
Financials	11.5
Health Care	13.1
Industrials	12.2
Information Technology	22.3
Materials	3.1
Real Estate	4.1
Utilities	0.2
Total	97.6%
Short-Term Investments	3.1
Other Assets & Liabilities	(0.7)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Core Equity Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	37.85%	18.68%	16.53%
Class A2	30.27%	17.34%	15.87%
Class C1	36.86%	17.81%	15.69%
Class C3	35.86%	17.81%	15.69%
Class I1	38.19%	18.99%	16.73%
Class R3[1]	37.38%	18.27%	16.20%
Class R4[1]	37.82%	18.66%	16.57%
Class R5[1]	38.17%	18.98%	16.90%
Class R6[1]	38.31%	19.10%	16.97%
Class Y1	38.20%	19.03%	16.95%
Class F1	38.33%	19.09%	16.78%
S&P 500 Index	42.91%	18.93%	16.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.73%	0.73%
Class C	1.47%	1.47%
Class I	0.46%	0.46%
Class R3	1.07%	1.07%
Class R4	0.78%	0.78%
Class R5	0.48%	0.48%
Class R6	0.38%	0.38%
Class Y	0.48%	0.46%
Class F	0.38%	0.38%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Core Equity Fund returned 37.85%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 42.91% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 41.18% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong

7

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, underperformed small-cap and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
All eleven sectors in the S&P 500 Index rose during the period, with the Energy (+111%) and Financials (+72%) sectors performing best. Conversely, the Utilities (+11%) and Consumer Staples (+19%) sectors were the worst performers during the period.
Overall, the Fund’s underperformance relative to the S&P 500 Index during the period was driven by weak security selection, primarily within the Information Technology, Consumer Discretionary, and Consumer Staples sectors. This was partially offset by stronger stock selection within the Financials, Communication Services, and Energy sectors, which contributed positively to performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s underweight to the Energy sector and overweight allocation to the Consumer Staples sector. This was partially offset by the Fund’s underweight positions in the Consumer Discretionary and Utilities sectors, which contributed positively to performance over the period.
The top contributors to relative performance over the period were overweight positions in EOG Resources (Energy), Morgan Stanley (Financials) and Bank of America (Financials). Shares of oil and gas exploration and production company EOG Resources surged over the period after reporting both fourth quarter 2020 and calendar year 2020 earnings that beat consensus expectations. An unusually tight supply-demand balance in European gas heading into the winter added further price pressure to a market already at record highs while increased demand for crude oil continued to push prices higher, lifting share prices during the period. The Fund remained overweight in the stock at the end of period. Shares of Morgan Stanley rose over the period as well. This was driven by strong earnings throughout the period, where the company beat consensus earnings expectations each quarter. The Fund remained overweight in the stock at the end of period. Shares of Bank of America rose over the period. The company reported strong earnings during the same period, beating estimates, as the bank regained losses seen from the early onset of the pandemic. The Fund remained overweight the stock at the end of period. Top absolute contributors to Fund performance over the period included Alphabet (Communication Services) and Microsoft (Information Technology).
The top detractors from the Fund’s relative performance over the period included overweight positions in FedEx (Industrials) and American Electric Power (Utilities), as well as not owning NVIDIA (Information Technology). Shares of FedEx fell over the period after the company announced weak fiscal first quarter 2022 earnings, missing expectations in September 2021. High wage inflation and substantial inefficiencies from COVID-19 disruptions in the same quarter resulted in an estimated $450 million negative impact to operating results. The company also had mixed earnings in varying quarters earlier in 2021. As of the end of the period, the Fund was overweight the stock, which performed poorly during the period. Shares of American Electric Power, a company that specializes in the provision of electricity, also fell during the period due to concerns stemming from President Biden’s continued remarks regarding the switch to clean energy. While the company has high exposures to coal currently, we believe the company is aligned with the energy transition since renewables are expected to be their dominant power source by 2030. As of the end of the period, the Fund was overweight the stock. Shares of NVIDIA, a leading producer of graphics processing units (GPUs), rose during the period. For the same period, Facebook (now renamed Meta) announced a significant increase in its capital spending plans for 2022. The majority of these investments will be aimed at developing the company's data center network and technology infrastructure, which is expected to benefit NVIDIA. Not owning the stock during the period was a detractor from the Fund’s relative performance due to the stock’s strong performance. The Fund’s absolute detractors for the period included American Electric Power (Utilities) and FedEx (Industrials).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe several issues are emerging that will have near- and intermediate-term impacts. Infrastructure spending remains a key area of discussion and, while the negotiations around the large democratic bill and the Senate approved bipartisan bill remain stalled, our expectation remains that Congress will approve both bills with a total size of around $2.5 trillion. We also expect the U.S. debt ceiling will be extended. We believe this may provide some cushion for growth into 2022 with the caveat that a higher corporate tax rate may be included in the bills. Depending on the revenue required to offset the spending, we believe it could pose a challenge to future earnings growth.
In our opinion, the bigger question concerns expectations around inflation with companies struggling to offset higher input costs with higher pricing of their own goods and services, leading to margin compression. We believe that labor force participation rates may continue to increase as stimulus effects wane, and some supply chain disruptions may ease with the increased availability of vaccines globally, limiting the risk of runaway inflation. Still, we believe some of these higher costs are likely here to stay, and many companies have announced further price increases to offset cost pressures. Hence, we do expect some of the inflation to be sustained into the next year.
Lastly, we believe there are some lurking risks that are difficult to handicap, such as the deteriorating financial condition of Chinese real estate developers such as Evergrande and the high gas prices translating to increased power costs in Europe. Increased geopolitical tension is bringing increased attention to strategic industries such as semiconductors, electric vehicles, and robotics. We believe these industries are likely to see increased investment in local economies as each country tries to reduce reliance on imports. Given these factors, we believe it will be important to keep an eye on the U.S. Federal Reserve and other global central banks, as the manner in which the
8

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

abundant liquidity is withdrawn from global economies will likely impact exchange rates and interest rates around the world and, in turn, affect prices of risk assets.
At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Communication Services and Industrials sectors, while the Fund’s largest underweights were to the Information Technology and Energy sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	12.7%
Consumer Discretionary	11.9
Consumer Staples	5.9
Energy	1.3
Financials	12.6
Health Care	14.4
Industrials	9.4
Information Technology	26.1
Materials	1.1
Real Estate	1.7
Utilities	2.0
Total	99.1%
Short-Term Investments	0.6
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

The Hartford Dividend and Growth Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	46.01%	15.72%	13.87%
Class A2	37.98%	14.42%	13.23%
Class C1	44.92%	14.85%	13.02%
Class C3	43.92%	14.85%	13.02%
Class I1	46.39%	16.02%	14.14%
Class R3[1]	45.43%	15.31%	13.49%
Class R4[1]	45.92%	15.66%	13.84%
Class R5[1]	46.35%	16.01%	14.18%
Class R6[1]	46.52%	16.13%	14.29%
Class Y1	46.47%	16.09%	14.27%
Class F1	46.55%	16.13%	14.19%
S&P 500 Index	42.91%	18.93%	16.21%
Russell 1000 Value Index	43.76%	12.39%	12.85%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.00%	1.00%
Class C	1.78%	1.78%
Class I	0.74%	0.74%
Class R3	1.36%	1.36%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.65%	0.65%
Class Y	0.74%	0.69%
Class F	0.65%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Dividend and Growth Fund returned 46.01%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s primary benchmark, the S&P 500 Index, which returned 42.91% for the same period, and also outperforming the Fund’s secondary benchmark, the Russell 1000 Value Index, which returned 43.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 39.88% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.

11

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index.
All eleven sectors in the S&P 500 Index rose during the period, with the Energy (+111%), Financials (+72%), and Information Technology (+47%) sectors performing the best. The Utilities (+11%), Consumer Staples (+19%), and Healthcare (+34%) sectors were the worst performers during the period.
Security selection was the main driver of the Fund’s returns relative outperformance versus the S&P 500 Index over the period. Stock selection was strongest within the Financials, Industrials, and Healthcare sectors. This was partially offset by weaker selection within the Materials and Communication Services sectors, which detracted from relative performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to the Fund’s performance relative to the S&P 500 Index over the period. An overweight to the Financials and Energy sectors added the most to returns relative to the S&P 500 Index during the period. This was partially offset by an underweight allocation to the Information Technology sector over the same period.
The Fund’s top positive contributors to performance relative to the S&P 500 Index during the period were not owning Amazon.com (Consumer Discretionary) and overweight positions in Bank of America (Financials) and ConocoPhilips (Energy). Not holding S&P 500 Index constituent Amazon.com was a top relative positive contributor to performance during the period as shares of the company rose yet underperformed the S&P 500 Index. The Fund did not hold a position in the company during the period as it did not align with our philosophy and process. Shares of Bank of America rose during the period as banking equities benefited from the vaccine-led rally and subsequent rotation towards value sectors. The U.S. Federal Reserve’s (Fed’s) decision in September 2021 to roll back its bond-buying program but leave short-term interest rates unchanged, sent share prices higher at the end of the period. We trimmed the Fund’s position on share-price strength during the period, but as of the end of the period, we continued to hold the stock. Shares of oil and gas conglomerate ConocoPhillips rose strongly over the period on news that the company had purchased the entirety of Royal Dutch Shell’s Permian Basin assets. The all-cash purchase has made ConocoPhillips one of the largest producers in the world’s top shale basin. The company continued to execute on acquisition opportunities after buying Concho Resources earlier in 2021. Rising global crude oil prices also buoyed share prices during the period. As of the end of the period, we continued to hold the stock.
The Fund’s top detractors from performance relative to the S&P 500 Index during the period included Verizon (Communication Services) and not owning Tesla (Consumer Discretionary) and NVIDIA (Information Technology). Shares of Verizon fell during the period. After releasing fourth-quarter 2020 results, investors were disappointed by weak subscriber growth that fell short of analyst estimates, sending share prices lower. As of the end of the period, we continued to hold Verizon in the Fund. Not owning Tesla also detracted from relative performance during the period. Shares of Telsa were added to the S&P 500 Index in late 2020, which along with positive sentiment around electric vehicles led to a soaring share price. Since then, shares have reached all-time highs after the company reported third quarter 2021 earnings with increased revenue growth led by a 73% increase in vehicle deliveries. The Fund does not hold a position in the company as of the end of the period, as it does not align with our philosophy and process. Not owning NVIDIA also detracted from relative performance during the period. The company consecutively announced better-than expected results and continued to show strong growth across categories, particularly within gaming and datacenter categories over the period. In addition to strong growth in hardware, the company's software offerings also grew in importance during the same period, with management introducing the company's artificial intelligence (AI) as a service and its Omniverse platform as a foundation for the future metaverse. The Fund did not hold a position in the company during the period as it does not align with our philosophy and process.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Despite high stock price correlations within industries, as of the end of the period we believe there is meaningful dissent in the market regarding the economic outlook and the path of the economic recovery from here. Our view is that inflation is likely to endure going forward due to the significant supply constraints (e.g., commodities, labor, etc.). We believe that persistent inflation, which we have not seen for years, will put downward pressure on margins and likely lead to higher interest rates. Given this outlook, we believe a market regime shift is likely and we are seeking to identify consistent compounders (high-quality businesses with strong recurring revenues) with strong competitive advantages and the ability to pass price inflation through to customers. We are also evaluating which end markets we believe are poised to benefit from continued supply tightness - such as metals and mining, for example.
We remain focused on seeking to limit downside risk in the Fund, so we are seeking to avoid companies that we would expect to struggle in an inflationary environment with rising interest rates. Such companies include those that we believe to have rich valuations amid increasing discount rates and companies with margins that we believe are vulnerable to inflation due to an inability to pass on price increases to their customers. We remain focused on seeking to identify quality companies with a positive risk/reward skew and a narrow range of outcomes.
At the end of the period, the Fund had its largest overweights in the Financials and Healthcare sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.
We continue to apply our valuation discipline within the Fund to seek to maintain a Fund of resilient businesses that in our opinion are reasonably valued and have favorable industry and competitive dynamics.
12

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.2%
Consumer Discretionary	6.2
Consumer Staples	5.8
Energy	4.2
Financials	20.0
Health Care	14.9
Industrials	8.1
Information Technology	19.0
Materials	3.4
Real Estate	3.2
Utilities	3.8
Total	96.8%
Short-Term Investments	2.5
Other Assets & Liabilities	0.7
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
13

The Hartford Equity Income Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	39.45%	12.89%	12.60%
Class A2	31.78%	11.62%	11.96%
Class C1	38.31%	12.02%	11.76%
Class C3	37.31%	12.02%	11.76%
Class I1	39.69%	13.15%	12.88%
Class R3[1]	38.83%	12.47%	12.20%
Class R4[1]	39.25%	12.80%	12.54%
Class R5[1]	39.75%	13.15%	12.89%
Class R6[1]	39.82%	13.26%	13.00%
Class Y1	39.77%	13.21%	12.97%
Class F1	39.81%	13.25%	12.93%
Russell 1000 Value Index	43.76%	12.39%	12.85%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.01%	1.01%
Class C	1.76%	1.76%
Class I	0.74%	0.74%
Class R3	1.36%	1.36%
Class R4	1.06%	1.06%
Class R5	0.77%	0.77%
Class R6	0.66%	0.66%
Class Y	0.76%	0.76%
Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

14

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
W. Michael Reckmeyer, III, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Matthew C. Hand, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
*	Michael Reckmeyer, III, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer’s portfolio management responsibilities will transition to Matthew C. Hand, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Equity Income Fund returned 39.45%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 43.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 39.88% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
During the period, all of the eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Energy (+113%), Financials (+74%), and Real Estate (+53%) sectors performing the best. Conversely, the Utilities (+11%), Consumer Staples (+18%), and Communication Services (+26%) sectors lagged over the period.
The Fund’s underperformance relative to the Russell 1000 Value Index during the period was driven by sector allocation, a result of our bottom-up stock selection process, due primarily to overweight allocations to the Consumer Staples and Healthcare sectors (which are two sectors that are more defensively oriented and therefore did not benefit as materially from the re-opening economy), as well as an underweight allocation to the Energy sector (which experienced broad-based strength given the sharp rise in oil prices during the period). This was partially offset by underweight allocations to the Communication Services and Information Technology sectors. Security selection also detracted from relative results during the period. Selection within the Real Estate, Communication Services, and Energy sectors detracted the most from performance but was partially offset by positive selection within the Information Technology, Healthcare, and Industrials sectors.
Top detractors from relative results included Lockheed Martin (Industrials), Progressive (Financials), and not holding Exxon Mobil (Energy). Shares of Lockheed Martin, a United States (U.S.) based aerospace and defense company, declined after third-quarter 2021 sales missed estimates and management released 2022 guidance that was below expectations due to the withdrawal of the U.S. military presence in Afghanistan, re-basing of F-35 related revenue, and accelerated payments to suppliers to ensure supply-chain health.

15

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Shares of insurance provider Progressive were pressured as catastrophe losses from Hurricane Ida eroded already lackluster underwriting results and growth slowed in the third quarter of 2021.
Top contributors to relative returns included an out-of-benchmark position in Blackstone (Financials), Morgan Stanley (Financials), and Bank of America (Financials). Shares of alternative investments manager Blackstone advanced over the period, driven by higher fee-related earnings and performance net revenues. Net accrued carried interest grew significantly over the prior year on the back of strong investment performance. Morgan Stanley, a diversified financial services company, reported third quarter earnings ahead of consensus estimates, benefiting from strong core performance as well as contributions from subsidiaries, E*TRADE and Eaton Vance. Finally, financial services provider Bank of America reported third-quarter 2021 results that beat consensus estimates on strong fees and rising net interest income.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, as the market’s concern shifts among inflation, stagnating growth, supply chain disruptions, the Delta variant of the coronavirus, and labor market tightness—to name several—we have continued to focus on high-quality businesses with strong balance sheets and sustainable dividends. While these issues are topical and worth monitoring, they have not been the driver of our decision-making. We stress-test the Fund’s portfolio across a number of scenarios and feel comfortable with the Fund’s balanced posturing relative to the Russell 1000 Value Index.
At the end of the period, the Consumer Staples, Healthcare, and Industrials sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Real Estate, and Financials sectors were the Fund’s largest underweights.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	3.6%
Consumer Discretionary	4.6
Consumer Staples	11.7
Energy	5.3
Financials	20.6
Health Care	19.1
Industrials	12.7
Information Technology	9.3
Materials	4.3
Real Estate	2.0
Utilities	5.7
Total	98.9%
Short-Term Investments	1.4
Other Assets & Liabilities	(0.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
16

The Hartford Growth Opportunities Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	30.45%	24.75%	19.68%
Class A2	23.28%	23.34%	19.00%
Class C1	29.47%	23.82%	18.80%
Class C3	28.47%	23.82%	18.80%
Class I1	30.75%	25.07%	19.97%
Class R3[1]	29.96%	24.31%	19.29%
Class R4[1]	30.36%	24.69%	19.65%
Class R5[1]	30.74%	25.07%	20.01%
Class R6[1]	30.87%	25.19%	20.12%
Class Y1	30.74%	25.14%	20.10%
Class F1	30.87%	25.18%	20.03%
Russell 3000 Growth Index	42.81%	24.96%	19.08%
Russell 1000 Growth Index	43.21%	25.49%	19.42%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.10%	1.10%
Class C	1.85%	1.85%
Class I	0.82%	0.82%
Class R3	1.43%	1.43%
Class R4	1.13%	1.13%
Class R5	0.84%	0.84%
Class R6	0.74%	0.74%
Class Y	0.82%	0.82%
Class F	0.74%	0.74%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

17

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Opportunities Fund returned 30.45%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s primary benchmark, the Russell 3000 Growth Index, which returned 42.81% for the same period, and underperforming the Fund’s secondary benchmark, the Russell 1000 Growth Index, which returned 43.21% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 39.88% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
All eleven sectors in the Russell 3000 Growth Index rose during the period, with the Energy (+105%), Financials (+52%), and Information Technology (+49%) sectors performing the best. Conversely, the Consumer Staples (+20%) and Materials (+23%) sectors lagged on a relative basis during the period.
Security selection detracted from Fund’s performance relative to the Russell 3000 Growth Index during the period, with weak selection in the Information Technology, Healthcare and Consumer Discretionary sectors, which was partially offset by strong selection within the Consumer Staples and Financials sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance during the period, due to an underweight to the Information Technology sector and an overweight to the Consumer Discretionary sector. This was partially offset by the positive impact of an overweight to the Communication Services sector and an underweight to the Consumer Staples sector, both of which contributed positively.
Top contributors to relative performance during the period included Coupang (Consumer Discretionary), Dexcom (Healthcare), and Apple (Information Technology). Coupang, a Korean e-commerce company, was a top relative contributor. The Fund had held Coupang as a private company, and shares rose ahead of the company’s initial public offering (IPO) in March 2021. The pandemic had been a major boost to the Korean e-commerce company’s rise as the population was forced to stay at home and order from online platforms. We eliminated the Fund’s position during the period. Shares of Dexcom, a glucose monitoring device company, rose during the period. The company has seen strong earnings for the last two quarters of the period, beating expectations. Management, in response to these strong results, raised fiscal-year guidance for revenue two quarters in a row. Shares of Apple, a technology company, rose over the period as the company experienced a massive benefit from the work-from-home environment with companies and individuals upgrading their technology. We eliminated the Fund’s position during the period. Alphabet (Communication Services) and Apple (Information Technology) were among the top absolute contributors to the Fund’s performance during the period.
Top relative detractors from performance during the period included Tesla (Consumer Discretionary), Microsoft (Information Technology), and Splunk (Information Technology). The Fund’s lack of exposure to Tesla detracted from relative performance. We did not invest in the company because we did not have a differentiated view on the stock.

18

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Shares of Tesla were added to the S&P 500 Index in late 2020 along with positive sentiment around electric vehicles leading to soaring share prices. Shares reached all-time highs after the company reported third-quarter 2021 earnings with topline growth led by a 73% increase in vehicle deliveries. The Fund’s lack of exposure to Microsoft also detracted from relative performance during the period. Shares of Microsoft rose over the period on continued strong earnings reports and strengthened core offerings. The company also announced plans to increase its commercial pricing for Microsoft 365 Business Basic from $5 to $6 and the premium package from $20 to $22, which investors expect to lead to a rise in revenue. Shares of Splunk fell sharply in the beginning of the period after the company released weak third-quarter 2020 results. Splunk experienced a sharp drop in its license revenue, which resulted in revenue dropping 11% year over year and a loss in adjusted profit per share of $1.26, falling far behind expectations of $0.09. Splunk (Information Technology) and Mastercard (Information Technology) were among the top absolute detractors from the Fund’s performance during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe that a lot of uncertainty remains in the market due to the evolving coronavirus pandemic, the implications of Fed tapering, and concerns about a global growth slowdown stemming from Chinese real estate company Evergrande and its financial difficulties. The Fund’s investment team is leveraging Wellington Management’s industry experts and macro analysts to provide additional insight into the path forward. Data suggests consumers have a greater willingness to revert to old habits and activities versus adapting to a “new normal” than may have been previously expected. However, it has not yet been determined what consumption will look like in 2022; on one hand, wage increases benefit consumers, but at the same time, many subsidies are expiring. Because of this lack of clarity, we are positioning the Fund as of the end of the period in equities that we believe have strong idiosyncratic growth drivers.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	20.2%
Consumer Discretionary	20.8
Consumer Staples	1.1
Financials	4.1
Health Care	14.3
Industrials	6.1
Information Technology	31.4
Real Estate	0.1
Total	98.1%
Short-Term Investments	1.7
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
19

The Hartford Healthcare Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	22.83%	16.76%	17.26%
Class A2	16.07%	15.44%	16.60%
Class C1	21.90%	15.88%	16.41%
Class C3	20.90%	15.88%	16.41%
Class I1	23.16%	17.07%	17.61%
Class R3[1]	22.41%	16.37%	16.91%
Class R4[1]	22.78%	16.72%	17.27%
Class R5[1]	23.14%	17.07%	17.62%
Class R6[1]	23.26%	17.18%	17.73%
Class Y1	23.17%	17.14%	17.71%
Class F1	23.28%	17.18%	17.66%
S&P Composite 1500 Health Care Index	33.53%	17.21%	17.26%
S&P 500 Index	42.91%	18.93%	16.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.27%	1.27%
Class C	2.04%	2.04%
Class I	0.99%	0.99%
Class R3	1.60%	1.60%
Class R4	1.30%	1.30%
Class R5	1.00%	1.00%
Class R6	0.90%	0.90%
Class Y	1.00%	1.00%
Class F	0.90%	0.90%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

20

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Ann C. Gallo
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Robert L. Deresiewicz, MD*
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, CFA, PhD**
Managing Director and Global Industry Analyst
Wellington Management Company LLP
*	Robert L. Deresiewicz announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Robert Deresiewicz’s portfolio management responsibilities will transition to Wen Shi in the months leading up to his departure.
** Wen Shi was added as a portfolio manager to the Fund effective July 22, 2021.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Healthcare Fund returned 22.83%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index, which returned 33.53% for the same period, and the S&P 500 Index, which returned 42.91% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 22.98% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Healthcare equities (+33.8%) underperformed both the broader United States (U.S.) equity market (+42.9%) and the global equity market (+37.9%) during the period, as measured by the S&P 500 Healthcare Index, S&P 500 Index, and MSCI ACWI Index, respectively.
Within the S&P Composite 1500 Health Care Index, all five sub-sectors posted positive absolute returns during the period. Healthcare services (+47.2%), medical technology (+34.8%), small-cap biopharma (+27.9%), large-cap biopharma (+27.4%), and mid-cap biopharma (+2.9%) rose during the period.
Security selection was the primary detractor from the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period. Sector allocation also detracted from relative returns. Security selection was weakest in the medical technology and small-cap biopharma sub-sectors, while the mid-cap biopharma sub-sector was the strongest performer during the period. Within sector allocation, which is a by-product of our bottom-up stock selection process, an overweight allocation to mid-cap biopharma detracted most from relative performance during the period.
Thermo Fisher Scientific (medical technology), Arena Pharmaceutical (mid-cap biopharma), and Madrigal Pharmaceuticals (small-cap biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Shares of Thermo Fisher Scientific rallied, and the Fund’s underweight position negatively affected relative performance. In February 2021, the company reported strong earnings, but expected fading COVID-19 testing volumes in the second quarter, which raised concerns around earnings growth potential. In April 2021, it was announced that Thermo Fisher intended to acquire contract research organization, PPD. After digesting the news of the acquisition, we grew concerned that such a large deal created additional integration risk, and in light of longer-term stock gains, decided it was most appropriate to trim back the Fund’s position. Since we pared back the position, the stock has rallied, and the Fund’s underweight position negatively affected relative performance. We eliminated the Fund’s position later in the period. Madrigal Pharmaceuticals was impacted in May and June 2021 after companies pursuing Nonalcoholic Steatohepatitis (NASH) treatments came under pressure after NGM Biopharmaceuticals announced the failure of a phase 2/3 study of its NASH treatment. During the period, the company continued to make clinical progress on a drug intended to treat NASH, a disease that causes liver inflammation due to the buildup of fat, and fibrosis, a lung disease that produces scarring, which can lead to shortness of breath and fatigue. Quidel, Arena Pharmaceutical, and Gracell Biotech were the top absolute detractors from the Fund’s performance.

21

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Amgen (large-cap biopharma), Johnson & Johnson (large-cap biopharma), and Eli Lilly (large-cap biopharma) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period. Not owning Amgen, a constituent of the S&P Composite 1500 Health Care Index, also contributed positively to relative performance, as shares traded lower despite the company reporting better-than-expected second-quarter 2021 revenue due to pricing pressure broadly among the company’s commercial products. The Fund’s lack of exposure to Johnson & Johnson (J&J), a constituent of the S&P Composite 1500 Health Care Index, was a positive contributor to relative performance during the period, as shares of J&J underperformed the S&P Composite 1500 Health Care Index during the period. Regulators called for a pause in distribution of the company's COVID-19 vaccine after cases of people developing a rare blood clotting disorder were investigated. Distribution of the vaccine resumed with additional warnings, but no restrictions. Shares of Eli Lilly were driven by positive clinical developments, including solid phase 3 study results for the company’s injectable Type 2 diabetes drug, characterized by impressive weight loss and an acceptable tolerability profile. The company also announced during the period news of promising results from a phase 2 study of donanemab, an investigational antibody therapy for the treatment of Alzheimer’s disease. During the period, the company later received the U.S. Food and Drug Administration’s (FDA's) Breakthrough Drug Therapy designation for donanemab, an investigational antibody therapy for the treatment of Alzheimer’s disease, which will potentially provide an accelerated pathway for filing later this year and a few years earlier than expected. Top absolute contributors to the Fund’s performance during the period included UnitedHealth Group, Eli Lilly, and Pfizer.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we expect the human and economic impact of COVID-19 to remain challenging, but we are optimistic as the rollout of effective vaccines is underway. As of September 30, 2021, roughly 55.9% of the U.S. population had been fully vaccinated against COVID-19, while vaccination progress in many other countries in the world has been slower due to lack of vaccine availability. Vaccines targeting the viral spike protein are expected to offer protection against the novel variants of the coronavirus, although the level of protection may vary depending on the variant. Questions remain around the exact role boosters will play in the fight against COVID-19, but we do anticipate the approval of a third coronavirus vaccine shot for a broad swath of the patient population.
We are also encouraged by the report of an efficacious oral antiviral drug, which may reduce the risk of hospitalization and death by half in patients with mild to moderate cases of COVID-19. The successful development of oral antiviral agents may serve as an important tool in reducing the societal burden of disease; these options may be especially useful in emerging markets where access to vaccines and antibody therapeutics may be limited.
Beyond vaccine development, the COVID-19 crisis highlighted the need for testing infrastructure in developed and emerging markets, which we believe may continue to drive demand within the diagnostics industry. While COVID-19 testing rates may moderate as vaccination rates rise, we believe we are likely to see healthcare providers and patients become more vigilant around respiratory testing for several years. Within procedure-oriented sub-sectors, outbreaks of the coronavirus Delta variant were causing some disruption to the pace of economic recovery as of the end of the period, but we have observed that medical device trends and hospital utilization are improving overall with stronger hospital safety processes in place.
In selecting equities for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth of the Healthcare sector.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 10/31/2021
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	17.9%
Consumer Finance	0.1
Diversified Financial Services	0.3
Diversified Telecommunication Services	0.2
Health Care Equipment & Supplies	25.8
Health Care Providers & Services	20.2
Insurance	0.2
Life Sciences Tools & Services	7.9
Pharmaceuticals	26.1
Total	98.7%
Short-Term Investments	1.7
Other Assets & Liabilities	(0.4)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
22

The Hartford MidCap Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	35.51%	17.26%	15.30%
Class A2	28.06%	15.94%	14.65%
Class C1	34.49%	16.38%	14.45%
Class C3	33.49%	16.38%	14.45%
Class I1	35.79%	17.55%	15.58%
Class R3[1]	35.03%	16.85%	14.92%
Class R4[1]	35.45%	17.21%	15.28%
Class R5[1]	35.84%	17.56%	15.62%
Class R6[1]	36.00%	17.68%	15.75%
Class Y1	35.96%	17.64%	15.72%
Class F1	36.01%	17.67%	15.64%
S&P MidCap 400 Index	48.90%	14.89%	13.90%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.87%	1.87%
Class I	0.88%	0.87%
Class R3	1.47%	1.47%
Class R4	1.17%	1.17%
Class R5	0.85%	0.85%
Class R6	0.75%	0.75%
Class Y	0.86%	0.79%
Class F	0.75%	0.75%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements if any. Net expenses reflect such arrangements only with respect to Classes I and Y and in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Fund returned 35.51%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 48.90% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 37.98% average return of the Morningstar Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast from 7% to 5.9% and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index. Within the S&P MidCap 400 Index, all eleven sectors posted positive returns during the period. The Energy (+125%), Financials (+61%), and Consumer Discretionary (+57%) sectors performed the best, while the Consumer Staples (+18%), Utilities (+21%) and Healthcare (+29%) sectors lagged.
The Fund underperformed the S& P MidCap 400 Index during the period primarily because of negative security selection. Selection effects were particularly weak within the Healthcare, Information

24

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Technology, and Industrials sectors. This was partially offset by strong selection in the Consumer Discretionary, Materials, and Utilities sectors, which contributed positively to relative performance during the period. Sector allocation, a result of our bottom-up stock selection process, also detracted from the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an overweight allocation to the Healthcare sector and an underweight to the Energy sector. This was partially offset by underweights to the Consumer Staples and Utilities sectors, which contributed positively to performance.
Top contributors to relative performance during the period included Teradata (Information Technology), Coherent (Information Technology), and Etsy (Consumer Discretionary). Shares of Teradata, a database and analytics software company, rose over the period. The company reported strong earnings during the period, including beating revenue expectations during the second quarter of 2021. The company expects total annual recurring revenue for fiscal-year 2021 to grow at a mid-to-high-single-digit percentage year-over-year. Shares of Coherent advanced during the period after receiving multiple acquisition offers. The laser equipment maker accepted a bid from II-VI (also held in the Fund) during the period, which will exchange each Coherent share for $220 in cash and 0.91 shares of II-VI. We eliminated the Fund’s position in Coherent during the period. Etsy's share price rose over the period as the handmade crafts e-commerce platform's sharp spike in customer acquisitions has increased brand awareness and opportunities for customer retention. The company made two notable acquisitions during the period: fashion resale marketplace, Depop, and handmade goods marketplace, Elo7.
Top relative detractors from the Fund’s relative performance included ChemoCentryx (Healthcare), Sage Therapeutics (Healthcare), and PTC Therapeutics (Healthcare). Shares of ChemoCentryx fell significantly during the period after a U.S. Food and Drug Administration (FDA) advisory panel was split on recommending approval of its vasculitis drug, Avacopan. We eliminated the Fund’s position during the period. Shares of Sage Therapeutics, a biopharmaceutical company, fell during the period as the efficacy of a major pipeline drug was lower than expected during the third quarter of 2021; however, we continue to believe that the drug will play a role in the treatment of depression moving forward and is attractive versus currently available treatments. PTC Therapeutics shares fell during the period. During the first quarter of 2021, Roche and Partner Ionis Pharmaceuticals (Healthcare) announced the discontinuation of their Phase 3 study of tominersen for Huntington's Disease (HD). This news created concern for feasibility of PTC’s trial of PTC518, an oral pill for the treatment of HD. PTC518 will likely now need to meet a higher bar of HTT gene mutation knockdown to demonstrate clinical efficacy.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the outlook for mid-cap equities remains positive, with signs of continued strength in consumer spending. We believe that high savings accumulated during the economic shutdown are likely to be deployed into services with pent-up demand. However, our optimistic outlook is tempered by signs of persistent inflation and supply chain disruption. Additionally, valuations in certain areas of the market, based on our investment framework, continue to look expensive, particularly the software-as-a-service and medical technology industries.
As of the end of the period, we favored electrical equipment businesses that trade at attractive valuations, cyclical healthcare businesses that stand to bounce back as their markets begin to normalize, real estate businesses primed to take advantage of changing demographics, and solar businesses poised to benefit from the ongoing energy transition.
At the end of the period, the Fund’s largest overweights relative to the S&P MidCap 400 Index were to the Information Technology and Healthcare sector, with the largest underweights to the Real Estate, Materials, and Consumer Discretionary sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.9%
Consumer Discretionary	12.0
Consumer Staples	1.5
Energy	0.1
Financials	12.1
Health Care	18.2
Industrials	16.5
Information Technology	25.8
Materials	2.8
Real Estate	5.3
Utilities	2.5
Total	99.7%
Short-Term Investments	2.2
Other Assets & Liabilities	(1.9)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
25

The Hartford MidCap Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	48.99%	10.82%	11.56%
Class A2	40.80%	9.58%	10.93%
Class C1	47.83%	9.98%	10.75%
Class C3	46.83%	9.98%	10.75%
Class I1	49.48%	11.15%	11.92%
Class R3[1]	48.57%	10.49%	11.26%
Class R4[1]	48.99%	10.82%	11.60%
Class R5[1]	49.39%	11.16%	11.93%
Class Y1	49.49%	11.23%	12.03%
Class F1	49.64%	11.28%	11.98%
Russell Midcap Value Index	48.60%	12.30%	13.18%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	2.03%	2.03%
Class I	0.91%	0.91%
Class R3	1.54%	1.54%
Class R4	1.24%	1.24%
Class R5	0.92%	0.92%
Class Y	0.92%	0.92%
Class F	0.82%	0.82%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

26

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Manager
Gregory J. Garabedian
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Value Fund returned 48.99%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 48.60% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 54.28% average return of the Lipper MidCap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ended October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy support, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S.
equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively, both outperformed large-cap equities, as measured by the S&P 500 Index. Returns within the mid-cap space varied by style, as the Russell Midcap Value Index outperformed the Russell Midcap Growth Index.
All eleven sectors in the Russell Midcap Value Index gained during the period, with the Energy (+128%), Financials (+73%), and Real Estate (+58%) sectors performing the best, while the Utilities (+10%), Consumer Staples (+20%), and Healthcare (+30%) sectors lagged during the period.
The Fund’s outperformance versus the Russell Midcap Value Index over the twelve-month period was driven primarily by sector allocation, a result of the bottom-up stock selection process. Specifically, relative positioning in the Utilities and Communication Services sectors (both underweights), and an overweight allocation to the Financials sector drove positive relative results. By contrast, an underweight allocation to the Energy sector and an overweight allocation to the Healthcare sector weighed on relative performance. Security selection also added to the Fund’s relative performance during the period. Strong selection within the Industrials, Energy, and Consumer Staples sectors contributed positively to relative performance, but this was partially offset by weaker selection in the Financials, Materials, and Real Estate sectors.
Top contributors to the Fund’s relative performance relative to the Russell Midcap Value Index over the period included overweights to Diamondback Energy (Energy), Western Alliance Bancorp (Financials), and Clean Harbors (Industrials). Shares of energy exploration and production company Diamondback Energy rose over the period, in line with surging global oil prices. The company also reported earnings for the first quarter of 2021 that surprised to the upside, with investors focusing on strong free cash flow generation and the sale of non-core Williston Basin and Permian Basin acreages. Shares of Western Alliance (Financial Services) rose after the company consecutively reported strong earnings. Loans and deposits have shown robust growth and net interest income beat consensus expectations on the back of improving credit trends. Additionally, the accretive acquisition of AmeriHome was well-received by the market. Shares of the environmental and industrial services provider Clean

27

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Harbors rose during the period after the company reported better-than-expected earnings as the benefits from a diverse customer base and improving operating efficiency.
Top detractors from the Fund’s relative performance during the period included overweight positions in Lumentum (Information Technology), Americold Realty Trust, (Real Estate), and Encompass Health (Healthcare). Shares of Lumentum declined after the maker of optical networking gear reported fiscal third-quarter profits that matched expectations but reported revenue that missed consensus expectations. Continued delays in 5G fronthaul deployments in China negatively impacted quarterly performance. Lumentum also posted fourth-quarter adjusted earnings and revenue outlook both below consensus. Americold Realty, a leader in cold storage warehouses, fell during the period after the real estate investment trust (REIT) cut its full year 2021 adjusted funds from operations guidance, citing market conditions primarily driven by unprecedented labor disruptions. Labor issues involved limiting food production, reducing its occupancy, and driving inflation in Americold's cost structure. Shares of Encompass Health detracted from relative performance during the period. The company reported lower-than-estimated third-quarter 2021 earnings driven by softer results in the home health and hospice segment, as the impact of COVID-19 weighed on both volumes and labor costs. The company also trimmed its guidance, citing the near-term challenges in home health and hospice.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to seek opportunities that offer a compelling combination of valuation, quality, and capital return. This remains our guiding focus when selecting securities for the Fund.
At the end of the period, the Fund’s largest overweights relative to the Russell Midcap Value Index were to the Industrials, Financials, and Healthcare sectors, with the largest underweights in the Communication Services, Materials, and Utilities sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.8%
Consumer Discretionary	10.0
Consumer Staples	2.8
Energy	3.9
Financials	19.1
Health Care	9.0
Industrials	22.3
Information Technology	8.5
Materials	5.6
Real Estate	11.5
Utilities	5.3
Total	99.8%
Short-Term Investments	0.5
Other Assets & Liabilities	(0.3)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
28

Hartford Quality Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 01/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	44.08%	12.34%	11.87%
Class A2	36.16%	11.08%	11.24%
Class C1	42.97%	11.49%	11.04%
Class C3	41.97%	11.49%	11.04%
Class I1	44.56%	12.71%	12.24%
Class R3[1]	43.73%	12.04%	11.59%
Class R4[1]	44.20%	12.38%	11.94%
Class R5[1]	44.59%	12.70%	12.26%
Class R6[1]	44.79%	12.84%	12.35%
Class Y1	44.65%	12.75%	12.31%
Class F1	44.84%	12.82%	12.29%
Russell 1000 Value Index	43.76%	12.39%	12.85%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/01/2017.
Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.03%	0.96%
Class C	1.82%	1.71%
Class I	0.67%	0.66%
Class R3	1.29%	1.18%
Class R4	0.98%	0.88%
Class R5	0.69%	0.63%
Class R6	0.58%	0.46%
Class Y	0.68%	0.57%
Class F	0.58%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Quality Value Fund returned 44.08%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 43.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 44.31% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty from the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy accommodations, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The Democrats secured slim majorities in both houses of Congress at the end of 2020 after winning control of the Senate, bolstering President Biden’s prospects of advancing his legislative agenda. In the second quarter of 2021, U.S. equities rallied higher for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the second quarter of 2021, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of 2021, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. coronavirus cases, which fell nearly 60% from their latest peak in September 2021.

30

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

During the period, all eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Energy (+113%), Financials (+74%), and Real Estate (+53%) sectors performing the best. Conversely, the Utilities (+11%), Consumer Staples (+18%), and Communication Services (+26%) sectors lagged over the period.
Security selection and sector allocation both contributed positively to the Fund’s performance relative to the Russell 1000 Value Index over the period. Strong stock selection within the Financials, Industrials, and Consumer Discretionary sectors were the top positive contributors to relative performance during the period. This was partially offset by weaker security selection within the Communication Services, Materials, and Utilities sectors, which detracted from relative performance over the same period. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to relative performance during the period, due to an underweight allocation to the Communication Services sector and overweight allocations to the Financials and Energy sectors.
Top contributors to performance relative to the Russell 1000 Value Index over the period were Bank of America (Financials), EOG Resources (Energy), and PNC Financial Services (Financials). Shares of Bank of America rose during the period as banking equities benefited from the vaccine led rally and subsequent rotation towards value sectors. The U.S. Federal Reserve’s (Fed’s) decision in September 2021 to roll back its bond-buying program but leave short-term interest rates unchanged sent share prices higher at the end of the period. We trimmed the Fund’s position during the period on recent strength, but as of the end of the period, we continued to hold the stock. Shares of oil and gas exploration and production company, EOG Resources, rose over the period after reporting both fourth quarter and calendar year 2020 earnings that beat consensus expectations. The company highlighted that increasing prices for natural gas and crude oil during the fourth quarter of 2020 contributed positively to higher quarter-over-quarter earnings. As of the end of the period, we continued to hold the stock. Shares of PNC Financial Services rose during the period. The third quarter of 2021 was the first full quarter that the company benefited from the BBVA USA acquisition, which was completed on June 1, 2021. We trimmed the Fund’s position on share-price strength during the period but maintained a position in the stock as of the end of the period.
The largest detractors from the Fund’s performance relative to the Russell 1000 Value Index over the period were Verizon (Communication Services), FMC (Materials), and Lockheed Martin (Industrials). Shares of Verizon fell during the period. After releasing fourth-quarter 2020 results, investors were disappointed by weak subscriber growth that fell short of analyst estimates, sending share prices lower. As of the end of the period, we continued to hold Verizon in the Fund. Shares of FMC, a chemical manufacturing company, fell during the period. Despite reporting strong second-quarter 2021 results, FMC lowered its fiscal year 2021 earnings guidance. This was attributable to higher raw materials, packaging and logistics costs. Recent pullbacks in the share price gave us an opportunity to add to the Fund’s position in FMC during the period at an attractive valuation in our view. As of the end of the period, we continued to hold FMC in the Fund. Shares of Lockheed Martin underperformed during the period as well. In August 2021, the company reported lackluster second-quarter 2021 earnings and revised full-year 2021 earnings downward. We added to the Fund’s position in Lockheed as we viewed the shares to be undervalued toward the end of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Despite high stock price correlations within industries as of the end of the period, we believe there is meaningful dissent in the market regarding the economic outlook and the path of the economic recovery from here. Our view is that inflation is likely to endure going forward due to the significant supply constraints (e.g., commodities, labor, etc.). We believe that persistent inflation, which we have not seen for years, will put downward pressure on margins and likely lead to higher interest rates. Given this outlook, we believe a market regime shift is likely and we are seeking to identify consistent compounders (high-quality businesses with strong recurring revenues) with strong competitive advantages and the ability to pass price inflation through to customers. We are also evaluating which end markets we believe are poised to benefit from continued supply tightness, such as metals and mining, for example.
We remain focused on mitigating downside risk in the Fund, so we are seeking to avoid companies that we would expect to struggle in an inflationary environment with rising interest rates. Such companies include those that we believe have rich valuations amid increasing discount rates and companies with margins that we believe are vulnerable to inflation due to an inability to pass on price increases to their customers. We remain focused on seeking to identify quality companies with a positive risk/reward skew and a narrow range of outcomes.
At the end of the period, the Fund’s largest overweights were to the Financials and Consumer Discretionary sectors, while the Fund’s largest underweight was to the Communication Services sector, relative to the Russell 1000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
31

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.6%
Consumer Discretionary	7.2
Consumer Staples	6.6
Energy	5.1
Financials	23.9
Health Care	17.1
Industrials	10.4
Information Technology	10.4
Materials	3.6
Real Estate	4.4
Utilities	4.6
Total	97.9%
Short-Term Investments	2.0
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
32

The Hartford Small Cap Growth Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	35.76%	17.17%	14.44%
Class A2	28.29%	15.85%	13.80%
Class C1	34.80%	16.37%	13.66%
Class C3	33.80%	16.37%	13.66%
Class I1	36.23%	17.57%	14.82%
Class R3[1]	35.34%	16.85%	14.16%
Class R4[1]	35.76%	17.20%	14.51%
Class R5[1]	36.18%	17.56%	14.86%
Class R6[1]	36.31%	17.69%	14.96%
Class Y1	36.24%	17.64%	14.95%
Class F1	36.32%	17.68%	14.87%
Russell 2000 Growth Index	38.45%	17.90%	14.57%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

33

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	1.90%	1.90%
Class I	0.85%	0.85%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class R6	0.77%	0.77%
Class Y	0.88%	0.83%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Cap Growth Fund returned 35.76%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 38.45% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 45.31% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Towards the end of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions to curb the spread of the virus were overshadowed by highly encouraging vaccine developments, despite the significant logistical challenges and uncertain timeline for distributing and administering vaccines on a broad scale. In December 2020, the government unveiled a long-awaited fifth stimulus package, worth approximately $900 billion.
Joe Biden was elected president in November 2020 after a closely contested election, removing a key element of uncertainty for the market. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy accommodations, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The second quarter of 2021 saw U.S. equities rally for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value equities. In the final month of the period, U.S. equities registered their largest monthly gain of the year, as inflation anxiety was outweighed by improving coronavirus pandemic conditions, higher-than-expected corporate earnings, strong U.S. equity inflows, and improved

34

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

prospects for additional fiscal stimulus. Markets were bolstered by a rapid decline in the number of U.S. COVID-19 cases, which fell nearly 60% from their latest peak in September 2021.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, underperformed small- and mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
All eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+183%), Industrials (+61%), and Information Technology (+55%) sectors increased the most during the period, while the Healthcare (+15%), Communication Services (+32%), and Consumer Staples (+32%) sectors lagged the broader index during the period.
Security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index during the period. Weak selection within the Healthcare, Communication Services, and Industrials sectors detracted from relative performance. This was partially offset by stronger selection in the Financials, Information Technology, and Consumer Staples sectors, which contributed positively to relative performance. Sector allocation, a result of the bottom-up stock selection process, contributed positively to relative performance, primarily driven by the Fund’s underweight allocations to the Healthcare and Utilities sectors. An underweight allocation to the Energy sector and an overweight to the Financials sector detracted from performance during the period.
The top contributors to relative performance during the period were overweight positions in Perficient (Information Technology), Sprout Social (Information Technology), and Triumph Bancorp (Financials). Shares of Perficient, a digital consultancy firm, rose during the period after posting strong results throughout. Notably, second-quarter fiscal year 2021 (FY21) earnings grew quarter-over-quarter 26% to $184.1 million, beating consensus estimates, with earnings per share (EPS) of $0.84 also coming in higher than estimates. The Fund maintained an overweight position in the stock at the end of period. Shares of Sprout Social, an industry-leading provider of cloud-based social media management software, rose during the period. Notably first-quarter fiscal year 2021 results in May beat market consensus expectations with total revenue up 34% compared to the same period in 2020. The Fund remained overweight the stock at the end of period. Shares of Triumph Bancorp rose during the period as the company reported strong earnings throughout the period. Notably the company’s subsidiary, TriumphPay, announced it entered a definitive agreement in April to acquire HubTran, a cloud-based provider of automation software for the transportation industry's back-office. The Fund maintained an overweight position in the stock at the end of the period. Top absolute contributors for the period included Perficient (Information Technology), Omnicell (Healthcare), and Sprout Social (Information Technology).
The top detractors from relative performance during the period included underweight positions in Plug Power (Industrials) and Intellia Therapeutic (Healthcare), and an overweight position in Hydrofarm Holdings (Industrials). Shares of Plug Power, an alternative energy technology provider, rose during the period. The company announced they will be expanding their hydrogen and fuel cell solutions for
Walmart’s eCommerce applications in December 2020. The organization also entered a strategic partnership in January with SK Group to accelerate hydrogen as an alternative energy source in Asian Markets. Not owning the stock during the period was a detractor from the Fund’s relative performance due to the stock’s strong returns. An underweight to Intellia Therapeutics detracted from the Fund’s relative performance as shares soared higher after reporting strong earnings throughout the period. The company along with Regeneron Pharmaceuticals reported positive results from its first clinical trial using a new, Nobel Prize-winning Crispr technology to treat Transthyretin Amyloidosis at the end of June 2021. The study of six patients showed significant reductions in levels of a harmful liver protein associated with the genetic disease. During the period, we initiated a position in the company for the Fund. Shares of Hydrofarm Holdings, a manufacturer and distributor of agriculture equipment and supplies, fell during the period. Earnings guidance was updated in February 2021 and was seen as mixed by market participants. The organization’s management also sold off a large portion of shares in September 2021. During the period, we initiated a position in the company on behalf of the Fund. Top absolute detractors from Fund performance for the period included Hydrofarm Holdings (Industrials), LHC Group (Healthcare), and II-VI (Information Technology).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe several issues are emerging that will have near- and intermediate-term impacts. Infrastructure spending remains a key area of discussion and, while the negotiations around the large democratic bill and the Senate approved bipartisan bill remain stalled, our expectation remains that Congress will approve both bills with a total size of around $2.5 trillion. We also expect the U.S. debt ceiling will be extended. We believe this may provide some cushion for growth into 2022 with the caveat that a higher corporate tax rate may be included in the bills. Depending on the revenue required to offset the spending, we believe it could pose a challenge to future earnings growth.
In our opinion, the bigger question concerns expectations around inflation with companies struggling to offset higher input costs with higher pricing of their own goods and services, leading to margin compression. We believe that labor force participation rates may continue to increase as stimulus effects wane, and some supply chain disruptions may ease with the increased availability of vaccines globally, limiting the risk of runaway inflation. Still, we believe some of these higher costs are likely here to stay, and many companies have announced further price increases to offset cost pressures. Hence, we do expect some of the inflation to be sustained into the next year.
Lastly, we believe there are some lurking risks that are difficult to handicap, such as the deteriorating financial condition of Chinese real estate developers such as Evergrande and the high gas prices translating to increased power costs in Europe. Increased geopolitical tension is bringing increased attention to strategic industries such as semiconductors, electric vehicles, and robotics. We believe these industries are likely to see increased investment in local economies as
35

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

each country tries to reduce reliance on imports. Given these factors, we believe it will be important to keep an eye on the U.S. Federal Reserve and other global central banks, as the manner in which the abundant liquidity is withdrawn from global economies will likely impact exchange rates and interest rates around the world and, in turn, affect prices of risk assets.
At the end of the period, the Fund’s largest overweights were to the Industrials, Real Estate and Consumer Staples sectors, while the Fund’s largest underweights were to the Healthcare, Energy, and Materials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	14.7
Consumer Staples	4.6
Energy	0.5
Financials	5.1
Health Care	25.6
Industrials	16.6
Information Technology	23.0
Materials	2.1
Real Estate	4.5
Total	99.1%
Short-Term Investments	0.8
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
36

Hartford Small Cap Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	62.61%	12.33%	11.03%
Class A2	53.67%	11.06%	10.41%
Class C1	61.49%	11.50%	10.21%
Class C3	60.49%	11.50%	10.21%
Class I1	63.20%	12.70%	11.28%
Class R3[1]	62.64%	12.15%	10.84%
Class R4[1]	62.83%	12.40%	11.13%
Class R5[1]	63.34%	12.77%	11.47%
Class R6[1]	63.49%	12.84%	11.53%
Class Y1	63.37%	12.80%	11.51%
Class F1	63.53%	12.83%	11.34%
Russell 2000 Value Index	64.30%	12.61%	12.12%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 06/04/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

37

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.41%	1.30%
Class C	2.15%	2.05%
Class I	1.04%	1.00%
Class R3	1.63%	1.50%
Class R4	1.33%	1.20%
Class R5	1.03%	0.90%
Class R6	0.92%	0.80%
Class Y	1.02%	0.85%
Class F	0.91%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Manager
Sean M. Kammann
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Small Cap Value Fund returned 62.61%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned 64.30% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 66.45% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving coronavirus vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures should prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations triggered a rotation from value and cyclically sensitive stocks to growth stocks.
U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth stocks outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value stocks. COVID-19 cases fell sharply in September 2021, although the proliferation of the COVID-19 Delta variant in July and August 2021 weighed on consumer confidence and dampened reopening momentum. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast from 7% to 5.9% and delivered a clearer signal that it expects to begin reducing asset purchases later this year should current economic conditions persist.
During the period, returns varied by market cap, as large-cap equities, as measured by the S&P 500 Index, underperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Value Index, respectively.
All of the eleven sectors in the Russell 2000 Value Index rose during the period, with the Energy (+180%), Communication Services (+111%), and Consumer Discretionary (+78%) sectors performing best. Conversely, the Utilities (+20%), Healthcare (+38%), and Consumer Staples (+43%) sectors lagged over the period.
Sector allocation, a result of our bottom-up stock selection process, drove the Fund’s underperformance relative to the Russell 2000 Value Index during the period. Most notably, the underweight to the Energy sector (given our focus on quality in addition to valuation and capital return) presented a large challenge as a result of the extreme positive performance in that market segment. To a much lesser extent, the Fund’s overweight positioning in the Consumer Staples sector also detracted from relative performance. This was partially offset by underweights to the Utilities and Healthcare sectors and an overweight to the Information Technology sector. Strong security selection within the Consumer Discretionary, Financials, and Information Technology

38

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

sectors contributed positively to relative results during the period, while weaker selection within the Materials, Consumer Staples, and Industrials sectors partially offset these results.
The largest contributors to relative performance over the period were The Children’s Place (Consumer Discretionary), Movado (Consumer Discretionary), and Michaels (Consumer Discretionary). Shares of The Children’s Place, a children’s apparel retailer, benefited at the end of 2020 from increasing digital sales penetration and fleet optimization. Earnings for the second quarter of 2021 came in ahead of consensus estimates, driven by significant margin expansion and continued e-commerce strength. American watchmaker Movado reported revenue upside due to e-commerce acceleration as sales and gross margins increased significantly compared to the prior year period, due to Movado.com, U.S. wholesale, and Movado Company Stores. At the beginning of this year, specialty arts and crafts retailer Michaels entered into a merger agreement with Apollo Global Management. Under the terms of the agreement, Apollo would acquire all outstanding shares of Michaels in a tender offer of $22.00 per share, a 47% premium to the current share price.
The largest detractors from relative performance during the period were out-of-benchmark positions in Lancashire (Financials) and Energizer (Consumer Staples), as well as not holding GameStop (Consumer Discretionary), a constituent of the Russell 2000 Value Index during part of the period. Insurance provider Lancashire faced challenges at the end of the period due to higher natural catastrophe losses from Hurricane Ida and floods in Northwestern Europe, as well as large losses driven by unrest in South Africa. Energizer, a battery manufacturer, faced inflationary challenges such as increased costs for transportation, commodities, and labor, along with higher tariffs associated with sourced products.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to believe that science will allow us to continue to transition from pandemic to endemic; specifically, we expect that COVID-19 cases will become less significant as increasing numbers of people are vaccinated. We remain of the view that economic growth and inflation will be persistently higher during this market cycle than it was in the prior decade. We see fiscal and monetary policies that are structurally more pro-growth at a time of low unemployment, low inventories, and overly flush deposit bases at banks. While we continue to expect some of the inflation to be transitory, we also expect inflation to be longer lasting in labor and finished goods prices, which has historically been a favorable backdrop for the higher quality businesses we seek to invest in as we believe they can leverage inflation and their pricing power to accelerate earnings growth.
At the end of the period, the Fund was most overweight to the Financials, Information Technology, and Industrials sectors, and most underweight to the Real Estate, Healthcare, and Energy sectors relative to the Russell 2000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	0.8%
Consumer Discretionary	11.5
Consumer Staples	4.3
Energy	1.7
Financials	33.4
Health Care	4.8
Industrials	20.7
Information Technology	12.4
Materials	3.1
Real Estate	3.2
Utilities	3.3
Total	99.2%
Short-Term Investments	0.4
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
39

The Hartford Small Company Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	30.50%	22.84%	15.11%
Class A2	23.32%	21.46%	14.46%
Class C1	29.39%	21.86%	14.24%
Class C3	28.39%	21.86%	14.24%
Class I1	30.84%	23.16%	15.40%
Class R3[1]	30.04%	22.54%	14.86%
Class R4[1]	30.46%	22.91%	15.21%
Class R5[1]	30.85%	23.27%	15.56%
Class R6[1]	30.97%	23.36%	15.65%
Class Y1	30.92%	23.31%	15.63%
Class F1	30.98%	23.32%	15.48%
Russell 2000 Growth Index	38.45%	17.90%	14.57%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.32%	1.32%
Class C	2.14%	2.14%
Class I	1.00%	1.00%
Class R3	1.61%	1.61%
Class R4	1.30%	1.30%
Class R5	1.01%	1.01%
Class R6	0.90%	0.90%
Class Y	0.96%	0.96%
Class F	0.90%	0.90%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

40

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
John V. Schneider, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Ranjit Ramachandran, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Company Fund returned 30.50%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 38.45% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 45.31% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. Small-cap growth equities outperformed the broader market during this period. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
Returns varied by market cap during the period. Small-cap equities, as measured by the Russell 2000 Index, outperformed large-cap equities, as measured by the Russell 1000 Index, and mid-cap equities, as measured by the Russell Midcap Index. Narrowing the focus to small caps, value led growth by over +2500 basis points (bps) over the trailing year, as measured by the Russell 2000 Value and Growth Indices, as cyclicals benefited from excitement around the reopening of the economy. To provide some context, the magnitude of value’s outperformance versus growth over the past year is something that has not been seen since the technology, media and telecommunications (TMT) bubble burst in the early 2000s.
All eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+183%), Industrials (+61%), and Information Technology (+55%) sectors increased the most, while the Healthcare (+15%), Communication Services (+32%), and Consumer Staples (+32%) sectors lagged the broader index.
During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection in the Healthcare, Industrials, and Consumer Discretionary sectors detracted from relative performance, partially offset by stronger selection in the Information Technology and Financials sectors. Sector allocation, a result of our bottom-up stock selection process, contributed positively to relative performance, primarily driven by the Fund’s overweight allocation to the Information Technology and Consumer Discretionary sectors.
The top detractors from relative performance during the period included Ollie’s Bargain Outlet (Consumer Discretionary), Chegg (Consumer Discretionary), and Multiplan (Healthcare). Shares of Ollie’s Bargain Outlet fell during the period as investors reacted negatively to the discount retailer’s second-quarter earnings report. Results were weak against last year’s record results, when the company benefited from the initial retail backdrop stemming from the coronavirus pandemic by keeping its stores open. Additionally, Ollie’s

41

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

cut its margin forecast for the full year, citing significantly higher supply chain costs in the second half. Shares of Chegg, an online education platform, lagged the Russell 2000 Growth Index over the period. In some ways, the market has viewed the stock as a beneficiary of the conditions surrounding the coronavirus pandemic, which allowed it to increase subscriptions and combat password sharing more effectively in a remote learning environment. The concern was that a return to a more normal education setting could mark a slowing of growth. We sold the Fund’s position at the end of the period on concerns around slowing subscriber additions. Shares of Multiplan, a digital cost management solutions provider to the healthcare industry, traded down after a key client was rumored to have plans to leave the provider. Top absolute detractors from the Fund’s performance for the period included The RealReal (Consumer Discretionary) and Bandwidth (Communication Services).
By contrast, some of the top contributors to relative performance included Perficient (Information Technology), Western Alliance Bancorp (Financials), and Skillz (Communication Services). The share price of Perficient, a digital consultancy firm, rose during the period after posting strong second-quarter fiscal year 2021 results and raising its outlook. The company won larger contracts with existing clients, reinforcing its ability to maintain competitive advantages and its “land and expand” model. We trimmed the Fund’s position to manage exposure but remained overweight at the end of the period. Shares of Western Alliance Bancorp, a bank holding company serving clients in Nevada, Arizona, and California, rose after management reported strong results over the period. Both loan and deposits showed robust growth and net interest income beat consensus expectations on the back of improving credit trends. Western Alliance’s acquisition of AmeriHome was viewed as accretive to projected 2022 earnings including cross-selling opportunities in the consumer direct channel. Finally, the share price of Skillz, a mobile game platform, rose following its trading debut in December 2020. The Fund exited the position in February after market exuberance caused valuations to become stretched. Top absolute contributors to the Fund’s performance for the period included Perficient (Information Technology) and Western Alliance Bancorp (Financials).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
Toward the end of the period, we began trimming or eliminating equities in the Fund that performed strongly and, in many cases, benefitted from the re-opening of the economy. This corresponds to the Fund’s reduced exposure in the Consumer Discretionary and Industrials sectors, using these segments as a source of funds to add to the Fund’s exposure within select areas of the Information Technology (payments, software, etc.) and Healthcare sectors where we are finding better opportunities in our up/down valuation framework in our view.
As of the end of the period, we believe the Fund maintained a good degree of balance with a nice mix of strong, secular growers as well as some cyclically oriented exposures more tied to a continued economic recovery. We avoid leaning too heavily on any one scenario, instead letting our upside/downside valuation framework to seek to guide us to the best opportunities at a given point in time.
At the end of the period, the Fund’s largest overweights were to the Information Technology, Consumer Discretionary, and Communication Services sectors, while the Fund’s largest underweights were to the Consumer Staples, Healthcare, and Materials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.1%
Consumer Discretionary	16.3
Energy	2.3
Financials	6.5
Health Care	24.9
Industrials	12.8
Information Technology	28.6
Materials	0.7
Real Estate	2.6
Total	98.8%
Short-Term Investments	3.2
Other Assets & Liabilities	(2.0)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
42

Hartford Domestic Equity Funds
Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

43

Hartford Domestic Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2021 through October 31, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Capital Appreciation Fund
Class A	$ 1,000.00	$ 1,037.80	$ 5.29	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class C	$ 1,000.00	$ 1,033.90	$ 9.33	$ 1,000.00	$ 1,016.03	$ 9.25	1.82%
Class I	$ 1,000.00	$ 1,039.20	$ 3.96	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class R3	$ 1,000.00	$ 1,035.80	$ 7.24	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 1,037.40	$ 5.65	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class R5	$ 1,000.00	$ 1,039.30	$ 4.11	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R6	$ 1,000.00	$ 1,039.70	$ 3.55	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 1,039.20	$ 4.11	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class F	$ 1,000.00	$ 1,039.70	$ 3.55	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford Core Equity Fund
Class A	$ 1,000.00	$ 1,092.70	$ 3.69	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class C	$ 1,000.00	$ 1,088.80	$ 7.63	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class I	$ 1,000.00	$ 1,094.20	$ 2.43	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R3	$ 1,000.00	$ 1,090.90	$ 5.64	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class R4	$ 1,000.00	$ 1,092.50	$ 3.85	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R5	$ 1,000.00	$ 1,094.10	$ 2.48	$ 1,000.00	$ 1,022.84	$ 2.40	0.47%
Class R6	$ 1,000.00	$ 1,094.60	$ 1.90	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 1,094.20	$ 2.32	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class F	$ 1,000.00	$ 1,094.80	$ 1.90	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
44

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Dividend and Growth Fund
Class A	$ 1,000.00	$ 1,086.00	$ 5.05	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 1,081.60	$ 9.13	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 1,087.20	$ 3.79	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R3	$ 1,000.00	$ 1,083.70	$ 7.14	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 1,085.40	$ 5.36	$ 1,000.00	$ 1,020.06	$ 5.19	1.02%
Class R5	$ 1,000.00	$ 1,087.20	$ 3.84	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R6	$ 1,000.00	$ 1,088.00	$ 3.32	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 1,087.50	$ 3.53	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class F	$ 1,000.00	$ 1,087.70	$ 3.32	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
The Hartford Equity Income Fund
Class A	$ 1,000.00	$ 1,067.60	$ 5.11	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class C	$ 1,000.00	$ 1,063.00	$ 9.05	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 1,068.50	$ 3.86	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R3	$ 1,000.00	$ 1,065.30	$ 7.08	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 1,067.00	$ 5.42	$ 1,000.00	$ 1,019.96	$ 5.30	1.04%
Class R5	$ 1,000.00	$ 1,068.60	$ 3.96	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class R6	$ 1,000.00	$ 1,069.00	$ 3.39	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class Y	$ 1,000.00	$ 1,068.40	$ 3.86	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class F	$ 1,000.00	$ 1,068.90	$ 3.39	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
The Hartford Growth Opportunities Fund
Class A	$ 1,000.00	$ 1,052.90	$ 5.48	$ 1,000.00	$ 1,019.86	$ 5.40	1.06%
Class C	$ 1,000.00	$ 1,048.80	$ 9.45	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 1,054.20	$ 4.30	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class R3	$ 1,000.00	$ 1,050.90	$ 7.50	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class R4	$ 1,000.00	$ 1,052.60	$ 5.90	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
Class R5	$ 1,000.00	$ 1,054.20	$ 4.35	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R6	$ 1,000.00	$ 1,054.80	$ 3.83	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 1,054.00	$ 4.45	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class F	$ 1,000.00	$ 1,054.70	$ 3.78	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
The Hartford Healthcare Fund
Class A	$ 1,000.00	$ 1,045.80	$ 6.39	$ 1,000.00	$ 1,018.95	$ 6.31	1.24%
Class C	$ 1,000.00	$ 1,041.50	$ 10.34	$ 1,000.00	$ 1,015.07	$ 10.21	2.01%
Class I	$ 1,000.00	$ 1,047.00	$ 5.11	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 1,043.70	$ 8.19	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class R4	$ 1,000.00	$ 1,045.30	$ 6.65	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class R5	$ 1,000.00	$ 1,046.90	$ 5.21	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class R6	$ 1,000.00	$ 1,047.40	$ 4.59	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class Y	$ 1,000.00	$ 1,046.90	$ 5.11	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class F	$ 1,000.00	$ 1,047.60	$ 4.59	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
The Hartford MidCap Fund
Class A	$ 1,000.00	$ 1,000.30	$ 5.45	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class C	$ 1,000.00	$ 996.10	$ 9.26	$ 1,000.00	$ 1,015.93	$ 9.35	1.84%
Class I	$ 1,000.00	$ 1,001.00	$ 4.34	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class R3	$ 1,000.00	$ 998.30	$ 7.35	$ 1,000.00	$ 1,017.85	$ 7.43	1.46%
Class R4	$ 1,000.00	$ 999.80	$ 5.75	$ 1,000.00	$ 1,019.46	$ 5.80	1.14%
Class R5	$ 1,000.00	$ 1,001.30	$ 4.19	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class R6	$ 1,000.00	$ 1,001.90	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 1,001.70	$ 3.88	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class F	$ 1,000.00	$ 1,002.10	$ 3.68	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
45

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford MidCap Value Fund
Class A	$ 1,000.00	$ 1,027.20	$ 5.98	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class C	$ 1,000.00	$ 1,023.70	$ 9.84	$ 1,000.00	$ 1,015.48	$ 9.80	1.93%
Class I	$ 1,000.00	$ 1,029.10	$ 4.30	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R3	$ 1,000.00	$ 1,025.10	$ 7.66	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 1,026.70	$ 6.08	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class R5	$ 1,000.00	$ 1,028.30	$ 4.60	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class Y	$ 1,000.00	$ 1,028.80	$ 4.55	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class F	$ 1,000.00	$ 1,029.10	$ 3.94	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Hartford Quality Value Fund
Class A	$ 1,000.00	$ 1,067.50	$ 5.00	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 1,063.70	$ 8.89	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 1,069.30	$ 3.34	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class R3	$ 1,000.00	$ 1,066.30	$ 6.15	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class R4	$ 1,000.00	$ 1,068.00	$ 4.59	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R5	$ 1,000.00	$ 1,069.30	$ 3.29	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R6	$ 1,000.00	$ 1,070.40	$ 2.40	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class Y	$ 1,000.00	$ 1,070.10	$ 2.97	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class F	$ 1,000.00	$ 1,070.40	$ 2.40	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
The Hartford Small Cap Growth Fund
Class A	$ 1,000.00	$ 1,004.80	$ 5.91	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class C	$ 1,000.00	$ 1,001.50	$ 9.33	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 1,006.60	$ 4.25	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R3	$ 1,000.00	$ 1,003.20	$ 7.52	$ 1,000.00	$ 1,017.69	$ 7.58	1.49%
Class R4	$ 1,000.00	$ 1,004.90	$ 5.86	$ 1,000.00	$ 1,019.36	$ 5.90	1.16%
Class R5	$ 1,000.00	$ 1,006.30	$ 4.45	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R6	$ 1,000.00	$ 1,006.90	$ 3.84	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class Y	$ 1,000.00	$ 1,006.60	$ 4.15	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class F	$ 1,000.00	$ 1,007.00	$ 3.84	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Hartford Small Cap Value Fund
Class A	$ 1,000.00	$ 979.50	$ 6.44	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class C	$ 1,000.00	$ 976.20	$ 10.21	$ 1,000.00	$ 1,014.87	$ 10.41	2.05%
Class I	$ 1,000.00	$ 981.00	$ 4.89	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class R3	$ 1,000.00	$ 979.60	$ 7.19	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class R4	$ 1,000.00	$ 980.60	$ 5.99	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 981.90	$ 4.50	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R6	$ 1,000.00	$ 981.90	$ 4.00	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class Y	$ 1,000.00	$ 982.60	$ 4.25	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 982.40	$ 4.00	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
The Hartford Small Company Fund
Class A	$ 1,000.00	$ 984.40	$ 6.15	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%
Class C	$ 1,000.00	$ 980.00	$ 10.18	$ 1,000.00	$ 1,014.92	$ 10.36	2.04%
Class I	$ 1,000.00	$ 985.50	$ 4.85	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class R3	$ 1,000.00	$ 982.40	$ 7.94	$ 1,000.00	$ 1,017.19	$ 8.08	1.59%
Class R4	$ 1,000.00	$ 984.00	$ 6.35	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 985.20	$ 4.95	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R6	$ 1,000.00	$ 986.10	$ 4.31	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class Y	$ 1,000.00	$ 985.80	$ 4.60	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class F	$ 1,000.00	$ 985.90	$ 4.25	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
46

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1%
	Automobiles & Components - 0.8%
664,770	Arrival S.A.*(1)	$ 10,988,648
2,017,201	Ford Motor Co.*	34,453,793
172,302	Thor Industries, Inc.	17,567,912
		63,010,353
	Banks - 2.1%
873,529	Bank of America Corp.	41,737,216
174,665	JP Morgan Chase & Co.	29,673,837
395,825	Western Alliance Bancorp	45,951,324
765,505	Zions Bancorp NA	48,219,160
		165,581,537
	Capital Goods - 7.6%
524,137	AerCap Holdings N.V.*	30,945,048
679,995	Colfax Corp.*	35,101,342
377,567	Emerson Electric Co.	36,627,775
258,433	Fortive Corp.	19,565,962
101,646	General Dynamics Corp.	20,608,727
806,800	HF Global, Inc.*(2)(3)(4)	16,039,184
498,263	Ingersoll Rand, Inc.*	26,786,619
890,488	JELD-WEN Holding, Inc.*	24,408,276
779,388	Johnson Controls International plc	57,183,698
572,018	Kennametal, Inc.	22,737,715
223,263	Lockheed Martin Corp.	74,194,760
267,220	Middleby Corp.*	48,751,617
208,954	Northrop Grumman Corp.	74,642,548
317,192	Raytheon Technologies Corp.	28,185,681
321,478	SPX FLOW, Inc.	24,017,621
546,415	Westinghouse Air Brake Technologies Corp.	49,576,233
		589,372,806
	Commercial & Professional Services - 2.3%
277,564	Clean Harbors, Inc.*	31,237,053
289,958	Copart, Inc.*	45,027,578
252,370	CoStar Group, Inc.*	21,716,438
486,303	Leidos Holdings, Inc.	48,620,574
211,674	Waste Management, Inc.	33,916,525
		180,518,168
	Consumer Durables & Apparel - 3.3%
140,936	Garmin Ltd.	20,238,409
179,331	Lennar Corp. Class A	17,920,547
102,361	Lululemon Athletica, Inc.*	47,701,250
472,484	NIKE, Inc. Class B	79,041,848
4,606	NVR, Inc.*	22,545,449
509,847	Steven Madden Ltd.	22,994,100
914,456	Under Armour, Inc. Class A*	20,081,454
828,040	Under Armour, Inc. Class C*	15,633,395
106,955	VF Corp.	7,794,880
		253,951,332
	Consumer Services - 4.9%
387,949	Airbnb, Inc. Class A*	66,207,376
24,566	Booking Holdings, Inc.*	59,468,882
1,472,422	Denny's Corp.*	23,411,510
604,928	DraftKings, Inc. Class A*	28,183,596
263,148	Las Vegas Sands Corp.*	10,212,774
383,161	McDonald's Corp.	94,085,184
402,209	Penn National Gaming, Inc.*	28,798,164
654,272	Six Flags Entertainment Corp.*	26,910,207
220,781	Wyndham Hotels & Resorts, Inc.	18,649,371
212,392	Yum! Brands, Inc.	26,536,256
		382,463,320
	Diversified Financials - 3.1%
475,100	American Express Co.	82,562,878
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Diversified Financials - 3.1% - (continued)
629,593	Bank of New York Mellon Corp.	$ 37,271,906
32,045	BlackRock, Inc.	30,233,176
406,987	Charles Schwab Corp.	33,385,144
436,147	Synchrony Financial	20,259,028
564,511	Voya Financial, Inc.	39,385,932
		243,098,064
	Energy - 1.0%
829,683	Coterra Energy, Inc.	17,688,841
533,020	Diamondback Energy, Inc.	57,134,414
		74,823,255
	Food & Staples Retailing - 0.7%
839,259	U.S. Foods Holding Corp.*	29,097,109
144,204	Walmart, Inc.	21,546,962
		50,644,071
	Food, Beverage & Tobacco - 4.6%
444,353	Altria Group, Inc.	19,600,411
1,156,311	Coca-Cola Co.	65,181,251
184,005	Constellation Brands, Inc. Class A	39,894,124
1,477,519	Diageo plc	73,509,066
459,484	General Mills, Inc.	28,396,111
531,044	PepsiCo., Inc.	85,816,710
442,451	Philip Morris International, Inc.	41,829,318
59,656	Sovos Brands, Inc.*	964,041
		355,191,032
	Health Care Equipment & Services - 8.5%
82,186	ABIOMED, Inc.*	27,289,039
345,312	Acadia Healthcare Co., Inc.*	21,409,344
40,617	agilon health, Inc.*	995,117
582,134	Baxter International, Inc.	45,965,301
47,430	Becton Dickinson and Co.	11,363,754
252,450	Boston Scientific Corp.*	10,888,168
202,292	Cerner Corp.	15,028,273
141,770	Danaher Corp.	44,199,633
62,373	DexCom, Inc.*	38,871,477
465,603	Encompass Health Corp.	29,593,727
430,793	GoodRx Holdings, Inc. Class A*(1)	19,213,368
148,363	Insulet Corp.*	45,995,497
392,973	Integra LifeSciences Holdings Corp.*	26,116,986
137,483	Laboratory Corp. of America Holdings*	39,460,371
663,304	Medtronic plc	79,503,617
120,296	Molina Healthcare, Inc.*	35,573,933
285,970	Oak Street Health, Inc.*	13,506,363
95,855	Stryker Corp.	25,504,140
61,817	Teleflex, Inc.	22,064,960
188,241	UnitedHealth Group, Inc.	86,679,333
53,345	Veeva Systems, Inc. Class A*	16,910,898
		656,133,299
	Household & Personal Products - 2.2%
1,160,082	Colgate-Palmolive Co.	88,386,648
90,304	Kimberly-Clark Corp.	11,693,465
486,459	Procter & Gamble Co.	69,558,772
		169,638,885
	Insurance - 4.8%
1,047,661	Aflac, Inc.	56,227,966
51,037	Alleghany Corp.*	33,244,481
199,305	Assurant, Inc.	32,149,890
460,827	Chubb Ltd.	90,036,379
823,580	CNO Financial Group, Inc.	19,881,221
132,676	Globe Life, Inc.	11,810,818
187,300	Hanover Insurance Group, Inc.	23,599,800

The accompanying notes are an integral part of these financial statements.
47

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Insurance - 4.8% - (continued)
356,874	Kemper Corp.	$ 22,654,361
498,615	Marsh & McLennan Cos., Inc.	83,168,982
		372,773,898
	Materials - 3.1%
206,624	Celanese Corp.	33,371,842
321,890	Ecolab, Inc.	71,530,396
473,977	FMC Corp.	43,136,647
298,315	Linde plc*	95,222,148
		243,261,033
	Media & Entertainment - 7.7%
620,159	Activision Blizzard, Inc.	48,490,232
70,377	Alphabet, Inc. Class A*	208,380,667
12,627	Charter Communications, Inc. Class A*	8,521,836
287,084	Facebook, Inc. Class A*	92,891,770
148,050	Match Group, Inc.*	22,322,979
640,676	Omnicom Group, Inc.	43,617,222
273,367	Pinterest, Inc. Class A*	12,203,103
65,485	Roku, Inc.*	19,966,376
631,331	Snap, Inc. Class A*	33,195,384
167,956	Spotify Technology S.A.*	48,606,466
290,430	Twitter, Inc.*	15,549,622
144,393	Walt Disney Co.*	24,412,525
260,426	ZoomInfo Technologies, Inc.*	17,505,836
		595,664,018
	Pharmaceuticals, Biotechnology & Life Sciences - 4.6%
118,041	Allakos, Inc.*	11,872,564
436,529	Elanco Animal Health, Inc.*	14,353,073
74,928	Eli Lilly & Co.	19,088,657
282,818	Exact Sciences Corp.*	26,929,930
222,388	Heron Therapeutics, Inc.*	2,448,492
97,522	Illumina, Inc.*	40,477,481
534,026	Johnson & Johnson	86,982,155
169,398	Kodiak Sciences, Inc.*	19,834,812
1,879,297	Pfizer, Inc.	82,200,451
442,534	PTC Therapeutics, Inc.*	16,785,315
31,892	Reata Pharmaceuticals, Inc. Class A*	3,061,951
92,976	Seagen, Inc.*	16,394,458
89,982	Vertex Pharmaceuticals, Inc.*	16,640,371
		357,069,710
	Real Estate - 4.1%
147,020	American Tower Corp. REIT	41,455,229
336,254	Americold Realty Trust REIT	9,909,405
169,690	Crown Castle International Corp. REIT	30,595,107
720,840	Gaming and Leisure Properties, Inc. REIT	34,953,532
868,149	Invitation Homes, Inc. REIT	35,811,146
272,537	Prologis, Inc. REIT	39,506,964
277,765	Redfin Corp.*(1)	14,260,455
452,660	Ryman Hospitality Properties, Inc. REIT*	38,720,536
678,935	STORE Capital Corp. REIT	23,307,839
1,049,047	VICI Properties, Inc. REIT	30,789,530
186,393	Welltower, Inc. REIT	14,985,997
59,721	WeWork, Inc.*(1)	609,751
		314,905,491
	Retailing - 5.9%
18,984	Amazon.com, Inc.*	64,022,211
15,610	AutoZone, Inc.*	27,861,352
656,325	Chewy, Inc. Class A*(1)	49,749,435
135,953	Dollar General Corp.	30,116,309
107,894	Etsy, Inc.*	27,047,947
134,658	Five Below, Inc.*	26,568,023
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Retailing - 5.9% - (continued)
647,301	Honest Co., Inc.*(2)(5)	$ 5,919,568
90,616	Lowe's Cos., Inc.	21,187,833
12,011	MercadoLibre, Inc.*	17,788,531
124,289	Ollie's Bargain Outlet Holdings, Inc.*	8,409,394
282,959	Ross Stores, Inc.	32,030,959
1,480,520	TJX Cos., Inc.	96,959,255
316,327	Tory Burch LLC*(2)(3)(4)	16,730,518
86,737	Ulta Salon Cosmetics & Fragrance, Inc.*	31,863,704
		456,255,039
	Semiconductors & Semiconductor Equipment - 3.9%
690,461	Advanced Micro Devices, Inc.*	83,014,126
385,825	First Solar, Inc.*	46,140,812
484,917	Marvell Technology, Inc.	33,216,814
273,540	MKS Instruments, Inc.	41,044,677
66,129	SolarEdge Technologies, Inc.*	23,454,634
182,127	Texas Instruments, Inc.	34,145,170
768,733	Tower Semiconductor Ltd.*	24,499,521
72,200	Universal Display Corp.	13,227,040
		298,742,794
	Software & Services - 14.1%
103,958	Accenture plc Class A	37,299,091
239,743	ANSYS, Inc.*	91,001,648
194,005	Avalara, Inc.*	34,851,058
20,900	Dynatrace, Inc.*	1,567,500
61,824	Fair Isaac Corp.*	24,618,317
100,753	Five9, Inc.*	15,919,981
190,677	FleetCor Technologies, Inc.*	47,175,397
502,089	Genpact Ltd.	24,778,092
204,313	Global Payments, Inc.	29,214,716
203,233	Guidewire Software, Inc.*	25,552,485
511,777	International Business Machines Corp.	64,023,303
148,301	Mastercard, Inc. Class A	49,757,951
199,732	Microsoft Corp.	66,235,126
47,485	MongoDB, Inc.*	24,753,456
842,986	Oracle Corp.	80,876,077
81,619	Paycom Software, Inc.*	44,714,969
24,184	Q2 Holdings, Inc.*	1,897,477
192,836	Rapid7, Inc.*	24,827,635
84,843	RingCentral, Inc. Class A*	20,683,027
322,059	salesforce.com, Inc.*	96,517,862
3,273,121	Sharecare, Inc.*(2)(5)	23,887,237
12,640	Sharecare, Inc. Earnout*(2)(5)	37,515
163,673	Square, Inc. Class A*	41,654,778
428,848	Tenable Holdings, Inc.*	22,836,156
246,300	Varonis Systems, Inc.*	15,945,462
301,945	Visa, Inc. Class A	63,942,893
1,079,168	Western Union Co.	19,662,441
130,900	WEX, Inc.*	19,595,730
256,827	Workday, Inc. Class A*	74,474,693
		1,088,302,073
	Technology Hardware & Equipment - 4.3%
137,323	Arista Networks, Inc.*	56,259,860
94,514	Arrow Electronics, Inc.*	10,939,996
132,094	CDW Corp.	24,655,345
1,790,802	Cisco Systems, Inc.	100,231,188
160,458	F5 Networks, Inc.*	33,880,707
1,397,747	Flex Ltd.*	23,621,924
352,985	II-VI, Inc.*	21,359,122

The accompanying notes are an integral part of these financial statements.
48

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Technology Hardware & Equipment - 4.3% - (continued)
402,825	Lumentum Holdings, Inc.*	$ 33,265,289
132,495	Rogers Corp.*	26,647,394
		330,860,825
	Transportation - 2.3%
130,064	J.B. Hunt Transport Services, Inc.	25,647,320
53,039	Southwest Airlines Co.*	2,507,684
625,957	Uber Technologies, Inc.*	27,429,436
271,858	Union Pacific Corp.	65,626,521
259,641	United Parcel Service, Inc. Class B	55,425,564
		176,636,525
	Utilities - 0.2%
391,711	CenterPoint Energy, Inc.	10,200,154
24,699	Duke Energy Corp.	2,519,545
		12,719,699
	Total Common Stocks (cost $5,480,324,260)	$ 7,431,617,227
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(2)(3)(4)	$ 689,861
	Software & Services - 0.0%
566,622	Essence Group Holdings Corp. Series 3*(2)(3)(4)	1,263,567
77,707	Lookout, Inc. Series F*(2)(3)(4)	707,911
		1,971,478
	Total Convertible Preferred Stocks (cost $2,457,101)	$ 2,661,339
EXCHANGE-TRADED FUNDS - 1.5%
	Other Investment Pools & Funds - 1.5%
374,367	iShares Russell 1000 Growth ETF	$ 111,561,366
	Total Exchange-Traded Funds (cost $104,105,756)	$ 111,561,366
	Total Long-Term Investments (Cost $5,586,887,117)	$ 7,545,839,932
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.1%
	Repurchase Agreements - 2.2%
$ 168,581,979	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $168,582,119; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $171,953,653		$ 168,581,979
	Securities Lending Collateral - 0.9%
444,477	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(6)		444,477
68,236,565	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		68,236,565
4,898,882	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(6)		4,898,882
			73,579,924
	Total Short-Term Investments (cost $242,161,903)		$ 242,161,903
	Total Investments (cost $5,829,049,020)	100.7%	$ 7,788,001,835
	Other Assets and Liabilities	(0.7)%	(52,815,623)
	Total Net Assets	100.0%	$ 7,735,186,212
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $65,275,361, which represented 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.
49

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

(3)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $35,431,041 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	$ 895,999	$ 1,263,567
06/2015	HF Global, Inc.	806,800	10,846,942	16,039,184
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	707,911
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	33,739	673,447	689,861
11/2013	Tory Burch LLC	316,327	24,792,580	16,730,518
			$ 38,096,623	$ 35,431,041

(4)	Investment valued using significant unobservable inputs.
(5)	As of October 31, 2021, investment is restricted from trading. The value of such restricted securities amounted to $29,844,320 or 0.4% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2014	Honest Co., Inc.	647,301	$ 13,487,047	$ 5,919,568
03/2015	Sharecare, Inc.	3,273,121	11,759,882	23,887,237
07/2021	Sharecare, Inc. Earnout	12,640	—	37,515
			$ 25,246,929	$ 29,844,320

(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI	596	12/17/2021	$ 188,794,920	$ 6,601,053
Total futures contracts				$ 6,601,053
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
50

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 63,010,353	$ 63,010,353	$ —	$ —
Banks	165,581,537	165,581,537	—	—
Capital Goods	589,372,806	573,333,622	—	16,039,184
Commercial & Professional Services	180,518,168	180,518,168	—	—
Consumer Durables & Apparel	253,951,332	253,951,332	—	—
Consumer Services	382,463,320	382,463,320	—	—
Diversified Financials	243,098,064	243,098,064	—	—
Energy	74,823,255	74,823,255	—	—
Food & Staples Retailing	50,644,071	50,644,071	—	—
Food, Beverage & Tobacco	355,191,032	281,681,966	73,509,066	—
Health Care Equipment & Services	656,133,299	656,133,299	—	—
Household & Personal Products	169,638,885	169,638,885	—	—
Insurance	372,773,898	372,773,898	—	—
Materials	243,261,033	243,261,033	—	—
Media & Entertainment	595,664,018	595,664,018	—	—
Pharmaceuticals, Biotechnology & Life Sciences	357,069,710	357,069,710	—	—
Real Estate	314,905,491	314,905,491	—	—
Retailing	456,255,039	433,604,953	5,919,568	16,730,518
Semiconductors & Semiconductor Equipment	298,742,794	298,742,794	—	—
Software & Services	1,088,302,073	1,064,377,321	23,924,752	—
Technology Hardware & Equipment	330,860,825	330,860,825	—	—
Transportation	176,636,525	176,636,525	—	—
Utilities	12,719,699	12,719,699	—	—
Convertible Preferred Stocks	2,661,339	—	—	2,661,339
Exchange-Traded Funds	111,561,366	111,561,366	—	—
Short-Term Investments	242,161,903	73,579,924	168,581,979	—
Futures Contracts(2)	6,601,053	6,601,053	—	—
Total	$ 7,794,602,888	$ 7,487,236,482	$ 271,935,365	$ 35,431,041

(1)	For the year ended October 31, 2021, investments valued at $24,616,180 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
51

Hartford Core Equity Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 1.7%
4,216,780	Ford Motor Co.	$ 72,022,602
130,186	Tesla, Inc.*	145,027,204
		217,049,806
	Banks - 6.3%
6,540,939	Bank of America Corp.	312,526,066
1,870,925	JP Morgan Chase & Co.	317,851,448
785,029	PNC Financial Services Group, Inc.	165,664,670
		796,042,184
	Capital Goods - 5.8%
920,873	AMETEK, Inc.	121,923,585
336,942	Deere & Co.	115,338,616
1,283,179	Fortune Brands Home & Security, Inc.	130,114,351
493,475	IDEX Corp.	109,832,731
469,622	Illinois Tool Works, Inc.	107,012,765
1,628,970	Raytheon Technologies Corp.	144,750,274
		728,972,322
	Commercial & Professional Services - 2.6%
509,244	Equifax, Inc.	141,279,563
1,213,493	Leidos Holdings, Inc.	121,325,030
530,571	Republic Services, Inc.	71,414,857
		334,019,450
	Consumer Durables & Apparel - 2.3%
1,007,926	NIKE, Inc. Class B	168,615,941
1,767,404	VF Corp.	128,808,403
		297,424,344
	Consumer Services - 2.6%
438,692	Airbnb, Inc. Class A*	74,867,177
38,316	Booking Holdings, Inc.*	92,754,606
639,955	McDonald's Corp.	157,140,950
		324,762,733
	Diversified Financials - 5.3%
1,043,602	American Express Co.	181,357,156
161,168	BlackRock, Inc.	152,055,561
1,544,009	Charles Schwab Corp.	126,655,058
2,112,381	Morgan Stanley	217,110,519
		677,178,294
	Energy - 1.3%
1,830,293	EOG Resources, Inc.	169,228,891
	Food & Staples Retailing - 1.2%
1,025,459	Walmart, Inc.	153,224,084
	Food, Beverage & Tobacco - 1.9%
667,944	Constellation Brands, Inc. Class A	144,816,939
1,194,897	Monster Beverage Corp.*	101,566,245
		246,383,184
	Health Care Equipment & Services - 8.3%
911,149	Abbott Laboratories	117,437,995
1,454,354	Baxter International, Inc.	114,835,792
482,675	Becton Dickinson and Co.	115,644,103
553,840	Danaher Corp.	172,670,697
1,478,019	Hologic, Inc.*	108,353,573
369,372	Laboratory Corp. of America Holdings*	106,017,151
678,234	UnitedHealth Group, Inc.	312,306,410
		1,047,265,721
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Household & Personal Products - 2.8%
1,419,455	Colgate-Palmolive Co.	$ 108,148,276
1,703,919	Procter & Gamble Co.	243,643,378
		351,791,654
	Insurance - 1.0%
631,912	Chubb Ltd.	123,462,967
	Materials - 1.1%
843,470	PPG Industries, Inc.	135,435,978
	Media & Entertainment - 11.7%
255,088	Alphabet, Inc. Class A*	755,295,161
909,359	Facebook, Inc. Class A*	294,241,292
296,130	Netflix, Inc.*	204,421,500
1,343,360	Walt Disney Co.*	227,121,875
		1,481,079,828
	Pharmaceuticals, Biotechnology & Life Sciences - 6.1%
764,948	Eli Lilly & Co.	194,878,152
2,459,852	Merck & Co., Inc.	216,589,969
227,712	Regeneron Pharmaceuticals, Inc.*	145,722,017
331,672	Thermo Fisher Scientific, Inc.	209,971,593
		767,161,731
	Real Estate - 1.7%
464,477	American Tower Corp. REIT	130,968,580
1,677,033	Gaming and Leisure Properties, Inc. REIT	81,319,330
		212,287,910
	Retailing - 5.3%
145,247	Amazon.com, Inc.*	489,835,340
2,813,031	TJX Cos., Inc.	184,225,400
		674,060,740
	Semiconductors & Semiconductor Equipment - 4.8%
1,031,633	Advanced Micro Devices, Inc.*	124,033,235
307,018	KLA Corp.	114,444,030
814,518	QUALCOMM, Inc.	108,363,475
559,651	Teradyne, Inc.	77,366,154
1,003,300	Texas Instruments, Inc.	188,098,684
		612,305,578
	Software & Services - 11.7%
869,108	Fidelity National Information Services, Inc.	96,245,020
575,418	Global Payments, Inc.	82,279,020
931,438	GoDaddy, Inc. Class A*	64,427,566
526,297	Mastercard, Inc. Class A	176,583,169
2,195,575	Microsoft Corp.	728,096,582
717,178	salesforce.com, Inc.*	214,931,075
395,406	Workday, Inc. Class A*	114,659,832
		1,477,222,264
	Technology Hardware & Equipment - 9.6%
3,997,148	Apple, Inc.	598,772,771
648,636	CDW Corp.	121,067,909
3,416,709	Corning, Inc.	121,532,339
424,001	F5 Networks, Inc.*	89,527,811
695,267	Motorola Solutions, Inc.	172,836,424
1,265,221	NetApp, Inc.	112,984,235
		1,216,721,489
	Telecommunication Services - 1.0%
2,382,342	Verizon Communications, Inc.	126,240,303

The accompanying notes are an integral part of these financial statements.
52

Hartford Core Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.1% - (continued)
	Transportation - 1.0%
563,667	FedEx Corp.		$ 132,760,488
	Utilities - 2.0%
1,535,596	American Electric Power Co., Inc.		130,080,337
1,145,031	Duke Energy Corp.		116,804,612
			246,884,949
	Total Common Stocks (cost $7,636,774,973)		$ 12,548,966,892
SHORT-TERM INVESTMENTS - 0.6%
	Repurchase Agreements - 0.6%
$ 72,985,489	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $72,985,550; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $74,445,202		$ 72,985,489
	Total Short-Term Investments (cost $72,985,489)		$ 72,985,489
	Total Investments (cost $7,709,760,462)	99.7%	$ 12,621,952,381
	Other Assets and Liabilities	0.3%	42,672,568
	Total Net Assets	100.0%	$ 12,664,624,949
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 217,049,806	$ 217,049,806	$ —	$ —
Banks	796,042,184	796,042,184	—	—
Capital Goods	728,972,322	728,972,322	—	—
Commercial & Professional Services	334,019,450	334,019,450	—	—
Consumer Durables & Apparel	297,424,344	297,424,344	—	—
Consumer Services	324,762,733	324,762,733	—	—
Diversified Financials	677,178,294	677,178,294	—	—
Energy	169,228,891	169,228,891	—	—
Food & Staples Retailing	153,224,084	153,224,084	—	—
Food, Beverage & Tobacco	246,383,184	246,383,184	—	—
Health Care Equipment & Services	1,047,265,721	1,047,265,721	—	—
Household & Personal Products	351,791,654	351,791,654	—	—
Insurance	123,462,967	123,462,967	—	—
Materials	135,435,978	135,435,978	—	—
Media & Entertainment	1,481,079,828	1,481,079,828	—	—
Pharmaceuticals, Biotechnology & Life Sciences	767,161,731	767,161,731	—	—
Real Estate	212,287,910	212,287,910	—	—
Retailing	674,060,740	674,060,740	—	—
Semiconductors & Semiconductor Equipment	612,305,578	612,305,578	—	—
Software & Services	1,477,222,264	1,477,222,264	—	—
Technology Hardware & Equipment	1,216,721,489	1,216,721,489	—	—
Telecommunication Services	126,240,303	126,240,303	—	—
Transportation	132,760,488	132,760,488	—	—
Utilities	246,884,949	246,884,949	—	—
Short-Term Investments	72,985,489	—	72,985,489	—
Total	$ 12,621,952,381	$ 12,548,966,892	$ 72,985,489	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
53

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8%
	Banks - 7.2%
7,836,529	Bank of America Corp.	$ 374,429,355
2,711,967	JP Morgan Chase & Co.	460,736,074
1,068,329	PNC Financial Services Group, Inc.	225,449,469
		1,060,614,898
	Capital Goods - 6.4%
713,083	General Dynamics Corp.	144,577,578
2,247,469	Ingersoll Rand, Inc.*	120,823,933
1,638,652	Johnson Controls International plc	120,227,897
476,687	Lockheed Martin Corp.	158,412,624
2,121,335	Otis Worldwide Corp.	170,364,414
2,502,303	Raytheon Technologies Corp.	222,354,645
		936,761,091
	Commercial & Professional Services - 1.1%
1,010,769	Waste Management, Inc.	161,955,517
	Consumer Services - 2.4%
1,302,328	Hilton Worldwide Holdings, Inc.*	187,470,116
646,590	McDonald's Corp.	158,770,174
		346,240,290
	Diversified Financials - 6.4%
1,286,704	American Express Co.	223,603,421
177,313	BlackRock, Inc.	167,287,723
2,512,105	Charles Schwab Corp.	206,067,973
1,061,074	Northern Trust Corp.	130,554,545
445,150	S&P Global, Inc.	211,072,324
		938,585,986
	Energy - 4.2%
1,633,139	Chevron Corp.	186,978,084
2,567,884	ConocoPhillips	191,281,679
1,160,273	Marathon Petroleum Corp.	76,496,799
3,238,459	TotalEnergies SE ADR	162,279,181
		617,035,743
	Food & Staples Retailing - 2.6%
2,193,983	Sysco Corp.	168,717,293
1,469,305	Walmart, Inc.	219,543,553
		388,260,846
	Food, Beverage & Tobacco - 2.6%
3,442,168	Coca-Cola Co.	194,035,010
2,997,178	Mondelez International, Inc. Class A	182,048,592
		376,083,602
	Health Care Equipment & Services - 7.4%
445,493	Anthem, Inc.	193,847,369
744,198	Becton Dickinson and Co.	178,302,399
578,914	HCA Healthcare, Inc.	144,994,800
1,646,361	Medtronic plc	197,332,830
804,868	UnitedHealth Group, Inc.	370,617,568
		1,085,094,966
	Household & Personal Products - 0.6%
1,158,347	Colgate-Palmolive Co.	88,254,458
	Insurance - 6.4%
3,344,007	American International Group, Inc.	197,597,374
1,659,531	Chubb Ltd.	324,239,167
2,100,692	MetLife, Inc.	131,923,457
1,107,110	Principal Financial Group, Inc.	74,276,010
1,936,354	Prudential Financial, Inc.	213,095,758
		941,131,766
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.8% - (continued)
	Materials - 3.4%
1,286,379	Celanese Corp.	$ 207,763,072
1,869,862	FMC Corp.	170,176,141
726,769	PPG Industries, Inc.	116,697,298
		494,636,511
	Media & Entertainment - 6.1%
207,234	Alphabet, Inc. Class A*	613,603,295
5,420,503	Comcast Corp. Class A	278,776,470
		892,379,765
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
890,131	Agilent Technologies, Inc.	140,186,731
2,567,638	AstraZeneca plc ADR	160,169,258
3,094,041	Bristol-Myers Squibb Co.	180,691,994
1,763,113	Merck & Co., Inc.	155,242,100
1,923,766	Novartis AG ADR	159,210,874
6,993,925	Pfizer, Inc.	305,914,280
		1,101,415,237
	Real Estate - 3.2%
587,108	American Tower Corp. REIT	165,546,842
7,154,513	Host Hotels & Resorts, Inc. REIT*	120,410,454
535,577	Public Storage REIT	177,907,968
		463,865,264
	Retailing - 3.8%
548,210	Home Depot, Inc.	203,791,586
841,033	Lowe's Cos., Inc.	196,650,336
2,369,531	TJX Cos., Inc.	155,180,585
		555,622,507
	Semiconductors & Semiconductor Equipment - 3.3%
422,332	Broadcom, Inc.	224,541,255
1,384,389	Micron Technology, Inc.	95,661,280
857,838	Texas Instruments, Inc.	160,827,468
		481,030,003
	Software & Services - 8.7%
442,948	Accenture plc Class A	158,925,313
2,582,253	Cognizant Technology Solutions Corp. Class A	201,648,137
1,587,342	Fidelity National Information Services, Inc.	175,782,253
2,245,315	Microsoft Corp.	744,591,360
		1,280,947,063
	Technology Hardware & Equipment - 7.0%
2,516,708	Apple, Inc.	377,002,858
4,577,565	Cisco Systems, Inc.	256,206,313
3,839,831	Corning, Inc.	136,582,789
5,659,075	HP, Inc.	171,639,745
353,673	Motorola Solutions, Inc.	87,919,571
		1,029,351,276
	Telecommunication Services - 2.1%
5,729,658	Verizon Communications, Inc.	303,614,577
	Transportation - 0.6%
384,170	Union Pacific Corp.	92,738,638
	Utilities - 3.8%
1,954,147	Dominion Energy, Inc.	148,378,382
1,305,770	Duke Energy Corp.	133,201,597

The accompanying notes are an integral part of these financial statements.
54

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 96.8% - (continued)
	Utilities - 3.8% - (continued)
2,824,728	Exelon Corp.		$ 150,247,282
1,028,025	Sempra Energy		131,206,831
			563,034,092
	Total Common Stocks (cost $8,592,575,439)		$ 14,198,654,096
SHORT-TERM INVESTMENTS - 2.5%
	Repurchase Agreements - 2.5%
$ 369,098,764	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.01%, due on 11/01/2021 with a maturity value of $ 369,099,072 ; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $ 376,480,787		$ 369,098,764
	Total Short-Term Investments (cost $369,098,764)		$ 369,098,764
	Total Investments (cost $8,961,674,203)	99.3%	$ 14,567,752,860
	Other Assets and Liabilities	0.7%	99,349,220
	Total Net Assets	100.0%	$ 14,667,102,080
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 1,060,614,898	$ 1,060,614,898	$ —	$ —
Capital Goods	936,761,091	936,761,091	—	—
Commercial & Professional Services	161,955,517	161,955,517	—	—
Consumer Services	346,240,290	346,240,290	—	—
Diversified Financials	938,585,986	938,585,986	—	—
Energy	617,035,743	617,035,743	—	—
Food & Staples Retailing	388,260,846	388,260,846	—	—
Food, Beverage & Tobacco	376,083,602	376,083,602	—	—
Health Care Equipment & Services	1,085,094,966	1,085,094,966	—	—
Household & Personal Products	88,254,458	88,254,458	—	—
Insurance	941,131,766	941,131,766	—	—
Materials	494,636,511	494,636,511	—	—
Media & Entertainment	892,379,765	892,379,765	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,101,415,237	1,101,415,237	—	—
Real Estate	463,865,264	463,865,264	—	—
Retailing	555,622,507	555,622,507	—	—
Semiconductors & Semiconductor Equipment	481,030,003	481,030,003	—	—
Software & Services	1,280,947,063	1,280,947,063	—	—
Technology Hardware & Equipment	1,029,351,276	1,029,351,276	—	—
Telecommunication Services	303,614,577	303,614,577	—	—
Transportation	92,738,638	92,738,638	—	—
Utilities	563,034,092	563,034,092	—	—
Short-Term Investments	369,098,764	—	369,098,764	—
Total	$ 14,567,752,860	$ 14,198,654,096	$ 369,098,764	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
55

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Banks - 9.1%
2,621,002	Bank of America Corp.	$ 125,231,476
911,172	JP Morgan Chase & Co.	154,799,011
400,468	PNC Financial Services Group, Inc.	84,510,762
1,265,853	Truist Financial Corp.	80,343,690
		444,884,939
	Capital Goods - 11.7%
129,505	Caterpillar, Inc.	26,420,315
94,362	Deere & Co.	32,301,056
696,743	Eaton Corp. plc	114,795,377
372,159	General Dynamics Corp.	75,455,237
342,266	Honeywell International, Inc.	74,826,193
915,601	Johnson Controls International plc	67,177,646
208,200	L3Harris Technologies, Inc.	47,998,428
161,838	Lockheed Martin Corp.	53,782,004
897,315	Raytheon Technologies Corp.	79,735,411
		572,491,667
	Consumer Services - 0.9%
174,758	McDonald's Corp.	42,911,827
	Diversified Financials - 5.5%
635,846	Ares Management Corp. Class A	53,881,590
104,769	BlackRock, Inc.	98,845,361
1,155,103	Morgan Stanley	118,721,486
		271,448,437
	Energy - 5.3%
1,236,466	ConocoPhillips	92,104,352
247,066	Phillips 66	18,475,596
506,657	Pioneer Natural Resources Co.	94,734,726
1,044,916	TC Energy Corp.	56,526,443
		261,841,117
	Food, Beverage & Tobacco - 8.0%
969,542	Archer-Daniels-Midland Co.	62,283,378
606,241	Kellogg Co.	37,162,573
1,671,319	Mondelez International, Inc. Class A	101,515,916
358,563	Nestle S.A. ADR	47,265,775
296,256	PepsiCo., Inc.	47,874,969
1,005,131	Philip Morris International, Inc.	95,025,085
		391,127,696
	Health Care Equipment & Services - 9.1%
154,078	Anthem, Inc.	67,043,960
705,979	Baxter International, Inc.	55,744,102
363,315	Becton Dickinson and Co.	87,046,641
504,783	Medtronic plc	60,503,290
379,518	UnitedHealth Group, Inc.	174,756,654
		445,094,647
	Household & Personal Products - 3.7%
352,507	Kimberly-Clark Corp.	45,646,131
652,839	Procter & Gamble Co.	93,349,449
842,571	Unilever plc ADR	45,144,954
		184,140,534
	Insurance - 6.0%
599,248	Chubb Ltd.	117,081,074
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Insurance - 6.0% - (continued)
1,634,899	MetLife, Inc.	$ 102,671,657
767,035	Progressive Corp.	72,776,281
		292,529,012
	Materials - 4.3%
459,445	Celanese Corp.	74,204,962
427,000	LyondellBasell Industries N.V. Class A	39,634,140
465,421	PPG Industries, Inc.	74,732,650
326,600	Rio Tinto plc ADR(1)	20,663,982
		209,235,734
	Media & Entertainment - 2.6%
2,438,968	Comcast Corp. Class A	125,436,124
	Pharmaceuticals, Biotechnology & Life Sciences - 10.0%
1,114,778	AstraZeneca plc ADR	69,539,852
247,631	Eli Lilly & Co.	63,086,474
838,868	Johnson & Johnson	136,634,820
903,191	Merck & Co., Inc.	79,525,967
2,019,373	Pfizer, Inc.	88,327,375
130,633	Roche Holding AG	50,606,435
		487,720,923
	Real Estate - 2.0%
537,436	Crown Castle International Corp. REIT	96,899,711
	Retailing - 3.7%
161,394	Home Depot, Inc.	59,996,605
340,213	Lowe's Cos., Inc.	79,548,604
653,772	TJX Cos., Inc.	42,815,528
		182,360,737
	Semiconductors & Semiconductor Equipment - 2.5%
431,375	Analog Devices, Inc.	74,839,249
260,200	Texas Instruments, Inc.	48,782,296
		123,621,545
	Software & Services - 0.5%
232,700	Fidelity National Information Services, Inc.	25,769,198
	Technology Hardware & Equipment - 6.3%
2,750,672	Cisco Systems, Inc.	153,955,112
1,642,408	Corning, Inc.	58,420,452
648,020	TE Connectivity Ltd.	94,610,920
		306,986,484
	Telecommunication Services - 1.0%
930,205	Verizon Communications, Inc.	49,291,563
	Transportation - 1.0%
205,438	Union Pacific Corp.	49,592,733
	Utilities - 5.7%
557,792	American Electric Power Co., Inc.	47,250,560
688,734	Dominion Energy, Inc.	52,295,573
412,001	Duke Energy Corp.	42,028,222
1,224,048	Exelon Corp.	65,107,113

The accompanying notes are an integral part of these financial statements.
56

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.9% - (continued)
	Utilities - 5.7% - (continued)
391,665	Sempra Energy		$ 49,988,204
485,429	UGI Corp.		21,072,473
			277,742,145
	Total Common Stocks (cost $3,254,434,435)		$ 4,841,126,773
SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.0%
$ 51,975,720	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $51,975,763; collateralized by U.S. Treasury Bond at 1.375%, maturing 11/15/2040, with a market value of $53,015,261		$ 51,975,720
	Securities Lending Collateral - 0.4%
110,306	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		110,306
16,934,307	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		16,934,307
1,215,759	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		1,215,759
			18,260,372
	Total Short-Term Investments (cost $70,236,092)		$ 70,236,092
	Total Investments (cost $3,324,670,527)	100.3%	$ 4,911,362,865
	Other Assets and Liabilities	(0.3)%	(16,249,967)
	Total Net Assets	100.0%	$ 4,895,112,898
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
57

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 444,884,939	$ 444,884,939	$ —	$ —
Capital Goods	572,491,667	572,491,667	—	—
Consumer Services	42,911,827	42,911,827	—	—
Diversified Financials	271,448,437	271,448,437	—	—
Energy	261,841,117	261,841,117	—	—
Food, Beverage & Tobacco	391,127,696	391,127,696	—	—
Health Care Equipment & Services	445,094,647	445,094,647	—	—
Household & Personal Products	184,140,534	184,140,534	—	—
Insurance	292,529,012	292,529,012	—	—
Materials	209,235,734	209,235,734	—	—
Media & Entertainment	125,436,124	125,436,124	—	—
Pharmaceuticals, Biotechnology & Life Sciences	487,720,923	437,114,488	50,606,435	—
Real Estate	96,899,711	96,899,711	—	—
Retailing	182,360,737	182,360,737	—	—
Semiconductors & Semiconductor Equipment	123,621,545	123,621,545	—	—
Software & Services	25,769,198	25,769,198	—	—
Technology Hardware & Equipment	306,986,484	306,986,484	—	—
Telecommunication Services	49,291,563	49,291,563	—	—
Transportation	49,592,733	49,592,733	—	—
Utilities	277,742,145	277,742,145	—	—
Short-Term Investments	70,236,092	18,260,372	51,975,720	—
Total	$ 4,911,362,865	$ 4,808,780,710	$ 102,582,155	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
58

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.6%
	Automobiles & Components - 1.0%
778,371	Thor Industries, Inc.	$ 79,362,707
	Capital Goods - 2.5%
1,691,230	Johnson Controls International plc	124,085,545
450,322	Middleby Corp.*	82,156,746
		206,242,291
	Commercial & Professional Services - 3.6%
603,830	Copart, Inc.*	93,768,760
1,315,385	CoStar Group, Inc.*	113,188,879
875,064	Leidos Holdings, Inc.	87,488,899
		294,446,538
	Consumer Durables & Apparel - 4.1%
877,162	Lennar Corp. Class A	87,654,799
518,918	Lululemon Athletica, Inc.*	241,820,977
		329,475,776
	Consumer Services - 6.5%
1,206,879	Airbnb, Inc. Class A*	205,965,970
49,280	Booking Holdings, Inc.*	119,296,039
2,926,593	DraftKings, Inc. Class A*	136,349,968
916,314	Penn National Gaming, Inc.*	65,608,082
		527,220,059
	Food, Beverage & Tobacco - 1.1%
402,820	Constellation Brands, Inc. Class A	87,335,404
	Health Care Equipment & Services - 8.7%
365,287	ABIOMED, Inc.*	121,289,896
310,753	Danaher Corp.	96,883,463
293,514	DexCom, Inc.*	182,920,860
2,065,194	GoodRx Holdings, Inc. Class A*(1)	92,107,652
464,186	Insulet Corp.*	143,906,944
1,347,906	Oak Street Health, Inc.*	63,661,600
		700,770,415
	Media & Entertainment - 20.2%
206,035	Alphabet, Inc. Class A*	610,053,152
816,822	Facebook, Inc. Class A*	264,299,094
648,250	Match Group, Inc.*	97,743,135
2,865,570	Snap, Inc. Class A*	150,671,671
823,836	Spotify Technology S.A.*	238,418,138
1,409,809	Twitter, Inc.*	75,481,174
686,327	Walt Disney Co.*	116,037,306
1,237,948	ZoomInfo Technologies, Inc.*	83,214,865
		1,635,918,535
	Pharmaceuticals, Biotechnology & Life Sciences - 5.6%
209,083	Ascendis Pharma A/S ADR*	31,699,074
2,093,739	Elanco Animal Health, Inc.*	68,842,138
1,386,982	Exact Sciences Corp.*	132,068,426
455,111	Illumina, Inc.*	188,898,372
178,650	Kodiak Sciences, Inc.*	20,918,128
121,360	Reata Pharmaceuticals, Inc. Class A*(1)	11,651,774
		454,077,912
	Real Estate - 0.1%
448,214	WeWork, Inc.*(1)	4,576,265
	Retailing - 9.2%
89,268	Amazon.com, Inc.*	301,050,081
644,567	Five Below, Inc.*	127,173,069
575,034	Honest Co., Inc.*(2)(3)	5,258,686
1,293,870	Ross Stores, Inc.	146,466,084
Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.6% - (continued)
	Retailing - 9.2% - (continued)
171,581	Tory Burch LLC*(2)(4)(5)	$ 9,074,918
411,626	Ulta Salon Cosmetics & Fragrance, Inc.*	151,214,927
		740,237,765
	Semiconductors & Semiconductor Equipment - 7.3%
2,162,009	Advanced Micro Devices, Inc.*	259,938,342
1,317,411	Marvell Technology, Inc.	90,242,653
475,971	MKS Instruments, Inc.	71,419,449
308,688	SolarEdge Technologies, Inc.*	109,485,460
345,750	Universal Display Corp.	63,341,400
		594,427,304
	Software & Services - 21.2%
303,467	Fair Isaac Corp.*	120,840,559
478,828	Five9, Inc.*	75,659,612
729,119	Guidewire Software, Inc.*	91,672,132
5,596,045	ironSource Ltd.*(1)	63,738,952
723,037	Mastercard, Inc. Class A	242,593,374
226,343	MongoDB, Inc.*	117,990,343
376,462	Paycom Software, Inc.*	206,244,707
685,800	Payoneer Global, Inc.*	5,177,790
413,817	RingCentral, Inc. Class A*	100,880,308
819,581	salesforce.com, Inc.*	245,620,230
778,540	Square, Inc. Class A*	198,138,430
1,165,278	Varonis Systems, Inc.*	75,440,098
578,541	Workday, Inc. Class A*	167,765,319
		1,711,761,854
	Technology Hardware & Equipment - 2.5%
492,886	Arista Networks, Inc.*	201,930,465
	Total Common Stocks (cost $5,737,128,894)	$ 7,567,783,290
CONVERTIBLE PREFERRED STOCKS - 0.4%
	Commercial & Professional Services - 0.1%
470,535	Rubicon Global Holdings LLC Series C*(2)(4)(5)	$ 9,621,029
	Software & Services - 0.3%
5,668,755	Essence Group Holdings Corp. Series 3*(2)(4)(5)	12,641,324
743,470	Lookout, Inc. Series F*(2)(4)(5)	6,773,012
		19,414,336
	Total Convertible Preferred Stocks (cost $26,848,848)	$ 29,035,365
EXCHANGE-TRADED FUNDS - 4.1%
	Other Investment Pools & Funds - 4.1%
1,120,355	iShares Russell 1000 Growth ETF (1)	$ 333,865,790
	Total Exchange-Traded Funds (cost $318,621,742)	$ 333,865,790
	Total Long-Term Investments (Cost $6,082,599,484)	$ 7,930,684,445
SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.1%
$ 87,787,053	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $87,787,126; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $89,542,843	$ 87,787,053

The accompanying notes are an integral part of these financial statements.
59

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.7% - (continued)
	Securities Lending Collateral - 0.6%
294,896	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(6)		$ 294,896
45,272,633	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(6)		45,272,633
3,250,241	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(6)		3,250,241
			48,817,770
	Total Short-Term Investments (cost $136,604,823)		$ 136,604,823
	Total Investments (cost $6,219,204,307)	99.8%	$ 8,067,289,268
	Other Assets and Liabilities	0.2%	16,179,667
	Total Net Assets	100.0%	$ 8,083,468,935
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $43,368,969, which represented 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	As of October 31, 2021, investment is restricted from trading. The value of such restricted securities amounted to $5,258,686 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2014	Honest Co., Inc.	575,034	$ 7,360,452	$ 5,258,686

(4)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $38,110,283 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	$ 8,964,002	$ 12,641,324
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	6,773,012
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	470,535	9,392,114	9,621,029
11/2013	Tory Burch LLC	171,581	13,447,917	9,074,918
			$ 40,296,765	$ 38,110,283

(5)	Investment valued using significant unobservable inputs.
(6)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
60

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 79,362,707	$ 79,362,707	$ —	$ —
Capital Goods	206,242,291	206,242,291	—	—
Commercial & Professional Services	294,446,538	294,446,538	—	—
Consumer Durables & Apparel	329,475,776	329,475,776	—	—
Consumer Services	527,220,059	527,220,059	—	—
Food, Beverage & Tobacco	87,335,404	87,335,404	—	—
Health Care Equipment & Services	700,770,415	700,770,415	—	—
Media & Entertainment	1,635,918,535	1,635,918,535	—	—
Pharmaceuticals, Biotechnology & Life Sciences	454,077,912	454,077,912	—	—
Real Estate	4,576,265	4,576,265	—	—
Retailing	740,237,765	725,904,161	5,258,686	9,074,918
Semiconductors & Semiconductor Equipment	594,427,304	594,427,304	—	—
Software & Services	1,711,761,854	1,711,761,854	—	—
Technology Hardware & Equipment	201,930,465	201,930,465	—	—
Convertible Preferred Stocks	29,035,365	—	—	29,035,365
Exchange-Traded Funds	333,865,790	333,865,790	—	—
Short-Term Investments	136,604,823	48,817,770	87,787,053	—
Total	$ 8,067,289,268	$ 7,936,133,246	$ 93,045,739	$ 38,110,283

(1)	For the year ended October 31, 2021, investments valued at $13,101,364 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
61

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Biotechnology - 17.9%
636,147	89bio, Inc.*	$ 11,196,187
242,890	Abcam plc*	5,498,017
67,461	Alnylam Pharmaceuticals, Inc.*	10,764,077
157,714	ALX Oncology Holdings, Inc.*	8,838,293
1,280,964	Amicus Therapeutics, Inc.*	13,450,122
135,406	Arena Pharmaceuticals, Inc.*	7,770,950
22,901	Argenx SE ADR*	6,915,186
64,327	Ascendis Pharma A/S ADR*	9,752,617
179,608	BioAtla, Inc.*	5,249,942
101,689	Blueprint Medicines Corp.*	11,438,996
186,086	Celldex Therapeutics, Inc.*	7,916,099
259,682	Connect Biopharma Holdings Ltd. ADR*(1)	4,113,363
1,094,800	Everest Medicines Ltd.*(1)(2)	6,279,813
190,692	Exact Sciences Corp.*	18,157,692
15,195	Genmab A/S*	6,826,376
103,511	Genus plc	7,849,422
378,118	Gracell Biotechnologies, Inc. ADR*	4,045,863
1,095,843	ImmunoGen, Inc.*	6,607,933
2,443,000	InnoCare Pharma Ltd.*(1)(2)	5,858,408
871,000	Innovent Biologics, Inc.*(2)	7,795,755
325,840	Invitae Corp.*(1)	8,634,760
641,240	Ironwood Pharmaceuticals, Inc.*	8,188,635
16,756	Karuna Therapeutics, Inc.*	2,352,207
90,167	Kodiak Sciences, Inc.*	10,557,654
156,275	Kymera Therapeutics, Inc.*	9,201,472
93,379	Madrigal Pharmaceuticals, Inc.*	7,260,217
316,114	Merus N.V.*	8,866,998
52,367	Mirati Therapeutics, Inc.*	9,898,410
195,573	Myovant Sciences Ltd.*	4,279,137
252,578	Nurix Therapeutics, Inc.*	8,448,734
109,837	Sage Therapeutics, Inc.*	4,433,021
138,301	Seagen, Inc.*	24,386,615
230,374	Veracyte, Inc.*	11,030,307
122,075	Verve Therapeutics, Inc.*(1)	5,663,059
16,100	Zai Lab Ltd.*	1,670,230
153,427	Zai Lab Ltd. ADR*	16,017,779
58,545	Zealand Pharma A/S ADR*(1)	1,859,975
		309,074,321
	Consumer Finance - 0.1%
112,470	Orion Acquisition Corp.*	1,113,453
	Health Care Distributors - 0.8%
195,067	AdaptHealth Corp.*	5,315,576
220,464	Owens & Minor, Inc.	7,910,248
		13,225,824
	Health Care Equipment - 23.5%
272,548	Baxter International, Inc.	21,520,390
148,590	Becton Dickinson and Co.	35,600,678
1,221,571	Boston Scientific Corp.*	52,686,357
221,064	Danaher Corp.	68,921,123
64,009	DiaSorin S.p.A.	14,470,127
437,474	Edwards Lifesciences Corp.*	52,418,135
125,300	Glaukos Corp.*	5,727,463
199,927	Hologic, Inc.*	14,656,648
114,636	Inari Medical, Inc.*	10,376,851
44,369	Insulet Corp.*	13,755,277
111,528	Integra LifeSciences Holdings Corp.*	7,412,151
130,270	iRhythm Technologies, Inc.*	9,137,138
280,677	Koninklijke Philips N.V.	13,240,985
17,349	Masimo Corp.*	4,919,136
602,169	Smith & Nephew plc	10,399,499
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Health Care Equipment - 23.5% - (continued)
171,346	Stryker Corp.	$ 45,590,030
57,658	Teleflex, Inc.	20,580,447
1,112,000	Venus MedTech Hangzhou, Inc. Class H*(1)(2)	5,146,335
		406,558,770
	Health Care Facilities - 2.7%
460,563	Cano Health, Inc.*(1)	5,061,587
197,431	Encompass Health Corp.	12,548,714
115,493	HCA Healthcare, Inc.	28,926,377
		46,536,678
	Health Care Services - 2.5%
330,168	agilon health, Inc.*	8,089,116
53,248	Amedisys, Inc.*	9,017,016
411,170	Aveanna Healthcare Holdings, Inc.*	3,174,232
242,800	Entrada Therapeutics, Inc.	5,815,060
60,275	Laboratory Corp. of America Holdings*	17,300,131
		43,395,555
	Health Care Supplies - 2.3%
34,886	Align Technology, Inc.*	21,781,772
73,393	Haemonetics Corp.*	5,042,833
58,588	Quidel Corp.*	7,778,728
2,980,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	5,075,924
		39,679,257
	Integrated Telecommunication Services - 0.2%
366,004	MedTech Acquisition Corp.*	3,740,561
	Life & Health Insurance - 0.2%
237,734	Oscar Health, Inc. Class A*	4,108,044
	Life Sciences Tools & Services - 7.9%
214,252	Agilent Technologies, Inc.	33,742,547
19,886	Bio-Techne Corp.	10,413,304
60,435	Illumina, Inc.*	25,084,151
167,320	NanoString Technologies, Inc.*	8,081,556
230,957	NeoGenomics, Inc.*	10,624,022
90,700	Oxford Industries, Inc.*	693,252
314,068	Syneos Health, Inc.*	29,315,107
15,660	Tecan Group AG	9,594,916
450,215	WuXi AppTec Co., Ltd. Class H(2)	9,612,614
		137,161,469
	Managed Health Care - 14.2%
321,445	Centene Corp.*	22,899,742
85,826	Humana, Inc.	39,751,170
53,748	Molina Healthcare, Inc.*	15,894,359
464,300	Notre Dame Intermedica Participacoes S.A.	5,279,913
349,594	UnitedHealth Group, Inc.	160,977,549
		244,802,733
	Other Diversified Financial Services - 0.3%
599,851	DA32 Life Science Tech Acquisition Corp. Class A*	5,878,540
	Pharmaceuticals - 26.1%
1,102,300	Astellas Pharma, Inc.	18,583,420
664,429	AstraZeneca plc ADR	41,447,081
993,748	Bristol-Myers Squibb Co.	58,034,883
2,436,000	CSPC Pharmaceutical Group Ltd.	2,541,965
755,625	Daiichi Sankyo Co., Ltd.	19,066,207
199,195	Eisai Co., Ltd.	14,114,188
182,112	Elanco Animal Health, Inc.*	5,987,843
356,242	Eli Lilly & Co.	90,756,212

The accompanying notes are an integral part of these financial statements.
62

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.7% - (continued)
	Pharmaceuticals - 26.1% - (continued)
90,221	Hikma Pharmaceuticals plc		$ 2,973,856
315,547	Hutchmed China Ltd.*		1,867,191
70,182	Hutchmed China Ltd. ADR*		2,064,755
1,386,600	Hypera S.A.		6,893,936
133,500	Kyowa Kirin Co., Ltd.		4,390,554
58,900	Nippon Shinyaku Co., Ltd.		4,718,854
95,995	Novartis AG		7,940,006
421,845	Ono Pharmaceutical Co., Ltd.		8,851,036
2,254,423	Pfizer, Inc.		98,608,462
35,517	Roche Holding AG		13,759,071
67,192	UCB S.A.		8,031,167
190,537	Zoetis, Inc.		41,194,099
			451,824,786
	Total Common Stocks (cost $1,268,187,086)		$ 1,707,099,991
SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.1%
$ 18,664,274	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $18,664,290; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $19,037,631		$ 18,664,274
	Securities Lending Collateral - 0.6%
61,744	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		61,744
9,479,008	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		9,479,008
680,523	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		680,523
			10,221,275
	Total Short-Term Investments (cost $28,885,549)		$ 28,885,549
	Total Investments (cost $1,297,072,635)	100.4%	$ 1,735,985,540
	Other Assets and Liabilities	(0.4)%	(7,356,096)
	Total Net Assets	100.0%	$ 1,728,629,444
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $34,692,925, representing 2.0% of net assets.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
63

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 309,074,321	$ 272,794,317	$ 36,280,004	$ —
Consumer Finance	1,113,453	1,113,453	—	—
Health Care Distributors	13,225,824	13,225,824	—	—
Health Care Equipment	406,558,770	363,301,824	43,256,946	—
Health Care Facilities	46,536,678	46,536,678	—	—
Health Care Services	43,395,555	43,395,555	—	—
Health Care Supplies	39,679,257	34,603,333	5,075,924	—
Integrated Telecommunication Services	3,740,561	3,740,561	—	—
Life & Health Insurance	4,108,044	4,108,044	—	—
Life Sciences Tools & Services	137,161,469	117,953,939	19,207,530	—
Managed Health Care	244,802,733	244,802,733	—	—
Other Diversified Financial Services	5,878,540	5,878,540	—	—
Pharmaceuticals	451,824,786	344,987,271	106,837,515	—
Short-Term Investments	28,885,549	10,221,275	18,664,274	—
Total	$ 1,735,985,540	$ 1,506,663,347	$ 229,322,193	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
64

The Hartford MidCap Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7%
	Automobiles & Components - 0.3%
2,100,397	Arrival S.A.*(1)	$ 34,719,562
	Banks - 5.3%
1,025,790	Cullen/Frost Bankers, Inc.	132,839,805
194,966	First Citizens BancShares, Inc. Class A	158,682,827
827,481	First Republic Bank	179,008,965
976,668	M&T Bank Corp.	143,687,396
1,577,763	Prosperity Bancshares, Inc.	118,821,332
		733,040,325
	Capital Goods - 9.6%
639,425	Axon Enterprise, Inc.*	115,070,923
1,355,232	Builders FirstSource, Inc.*	78,969,369
997,555	Graco, Inc.	74,996,185
990,618	IDEX Corp.	220,481,848
5,850,149	Ingersoll Rand, Inc.*	314,504,010
612,107	Lennox International, Inc.	183,191,383
1,095,952	Lincoln Electric Holdings, Inc.	156,063,565
471,679	Middleby Corp.*	86,053,117
350,026	Watsco, Inc.	101,360,529
		1,330,690,929
	Commercial & Professional Services - 3.8%
5,581,750	Dun & Bradstreet Holdings, Inc.*	105,160,170
4,500,933	GFL Environmental, Inc.	185,213,393
1,920,845	IAA, Inc.*	114,578,404
1,431,700	Science Applications International Corp.	128,538,026
		533,489,993
	Consumer Durables & Apparel - 6.6%
1,413,762	Carter's, Inc.	139,283,832
47,469	NVR, Inc.*	232,351,261
1,418,489	PVH Corp.*	155,083,403
6,705,234	Under Armour, Inc. Class C*	126,594,818
1,350,565	Vizio Holding Corp.*(1)	27,740,605
2,431,366	YETI Holdings, Inc.*	239,076,219
		920,130,138
	Consumer Services - 2.1%
1,576,391	Choice Hotels International, Inc.	221,672,102
821,868	Hyatt Hotels Corp. Class A*	70,023,154
		291,695,256
	Diversified Financials - 2.4%
436,396	Credit Acceptance Corp.*(1)	261,056,451
715,501	Hamilton Lane, Inc. Class A	74,777,010
		335,833,461
	Energy - 0.1%
765,797	Coterra Energy, Inc.	16,326,792
	Food & Staples Retailing - 0.6%
1,748,699	Performance Food Group Co.*	79,093,656
	Food, Beverage & Tobacco - 0.9%
2,268,536	Lamb Weston Holdings, Inc.	128,058,857
	Health Care Equipment & Services - 5.6%
1,789,941	Encompass Health Corp.	113,768,650
467,887	Inari Medical, Inc.*	42,353,131
3,010,499	Integra LifeSciences Holdings Corp.*	200,077,764
212,382	LHC Group, Inc.*	28,584,493
518,351	Molina Healthcare, Inc.*	153,286,758
358,161	Nevro Corp.*	40,737,232
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 5.6% - (continued)
898,804	NuVasive, Inc.*	$ 47,960,181
441,123	Teleflex, Inc.	157,454,444
		784,222,653
	Insurance - 4.4%
288,511	Erie Indemnity Co. Class A	59,378,449
2,181,404	Fidelity National Financial, Inc.	104,511,066
995,873	Globe Life, Inc.	88,652,614
144,120	Markel Corp.*	189,248,296
87,912	White Mountains Insurance Group Ltd.	92,746,281
990,037	WR Berkley Corp.	78,806,945
		613,343,651
	Materials - 2.8%
7,373,730	Element Solutions, Inc.	167,457,408
2,543,548	Silgan Holdings, Inc.	102,250,630
1,911,881	Steel Dynamics, Inc.	126,337,096
		396,045,134
	Media & Entertainment - 2.9%
112,736	Cable One, Inc.	192,914,971
3,243,974	Cargurus, Inc.*	108,802,888
14,737,745	Zynga, Inc. Class A*	108,764,558
		410,482,417
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
1,224,567	Allakos, Inc.*	123,166,950
3,395,859	Apellis Pharmaceuticals, Inc.*	104,388,706
1,715,223	Arena Pharmaceuticals, Inc.*	98,436,648
735,922	Exact Sciences Corp.*	70,074,493
657,649	ICON plc*	188,594,004
5,071,958	Iovance Biotherapeutics, Inc.*	123,299,299
1,263,070	Jazz Pharmaceuticals plc*	168,038,833
1,190,403	Kodiak Sciences, Inc.*	139,384,287
682,899	Mirati Therapeutics, Inc.*	129,081,569
901,047	NeoGenomics, Inc.*	41,448,162
2,958,804	PTC Therapeutics, Inc.*	112,227,436
1,161,132	Reata Pharmaceuticals, Inc. Class A*	111,480,283
2,686,502	Sage Therapeutics, Inc.*	108,427,221
1,398,598	Syneos Health, Inc.*	130,545,137
1,324,292	Ultragenyx Pharmaceutical, Inc.*	111,134,584
		1,759,727,612
	Real Estate - 5.3%
1,647,136	Life Storage, Inc. REIT	220,403,268
339,934	PS Business Parks, Inc. REIT	60,406,272
1,878,364	Redfin Corp.*	96,435,207
2,741,859	Rexford Industrial Realty, Inc. REIT	184,252,925
5,287,457	STORE Capital Corp. REIT	181,518,399
		743,016,071
	Retailing - 3.0%
952,538	CarMax, Inc.*	130,421,503
1,161,263	Etsy, Inc.*	291,117,021
		421,538,524
	Semiconductors & Semiconductor Equipment - 5.6%
2,814,704	First Solar, Inc.*	336,610,451
1,356,592	MKS Instruments, Inc.	203,556,630
694,890	Silicon Laboratories, Inc.*	131,167,436
566,836	Synaptics, Inc.*	110,289,281
		781,623,798
	Software & Services - 10.8%
156,729	Aspen Technology, Inc.*	24,557,867
708,815	Black Knight, Inc.*	49,695,020

The accompanying notes are an integral part of these financial statements.
65

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.7% - (continued)
	Software & Services - 10.8% - (continued)
1,823,731	Digital Turbine, Inc.*	$ 156,950,290
6,274,649	Genpact Ltd.	309,653,928
1,237,778	Guidewire Software, Inc.*	155,625,828
1,333,753	Informatica, Inc.*	39,559,114
1,851,060	LiveRamp Holdings, Inc.*	99,050,220
1,030,751	Olo, Inc.*	28,057,042
1,341,592	Q2 Holdings, Inc.*	105,261,308
1,667,905	Shift4 Payments, Inc. Class A*	105,294,843
3,482,291	Teradata Corp.*	196,958,379
1,528,397	WEX, Inc.*	228,801,031
		1,499,464,870
	Technology Hardware & Equipment - 9.4%
777,784	CDW Corp.	145,173,384
10,220,711	CommScope Holding Co., Inc.*(2)	109,463,815
1,469,230	F5 Networks, Inc.*	310,227,914
11,718,531	Flex Ltd.*	198,043,174
4,321,301	II-VI, Inc.*	261,481,923
2,555,543	Lumentum Holdings, Inc.*	211,036,741
1,706,855	National Instruments Corp.	72,490,132
		1,307,917,083
	Transportation - 3.1%
234,604	AMERCO	172,900,802
4,443,074	Knight-Swift Transportation Holdings, Inc.	251,877,865
		424,778,667
	Utilities - 2.5%
1,310,358	Black Hills Corp.	86,981,564
2,085,993	NiSource, Inc.	51,461,447
4,765,883	UGI Corp.	206,886,981
		345,329,992
	Total Common Stocks (cost $9,383,481,835)	$ 13,890,569,441
SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 0.2%
$ 27,625,042	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.01%, due on 11/01/2021 with a maturity value of $27,625,065; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $28,177,640	$ 27,625,042
	Securities Lending Collateral - 2.0%
1,679,805	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)	1,679,805
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.2% - (continued)
	Securities Lending Collateral - 2.0% - (continued)
257,885,094	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		$ 257,885,094
18,514,248	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		18,514,248
			278,079,147
	Total Short-Term Investments (cost $305,704,189)		$ 305,704,189
	Total Investments (cost $9,689,186,024)	101.9%	$ 14,196,273,630
	Other Assets and Liabilities	(1.9)%	(269,981,623)
	Total Net Assets	100.0%	$ 13,926,292,007
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
66

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 34,719,562	$ 34,719,562	$ —	$ —
Banks	733,040,325	733,040,325	—	—
Capital Goods	1,330,690,929	1,330,690,929	—	—
Commercial & Professional Services	533,489,993	533,489,993	—	—
Consumer Durables & Apparel	920,130,138	920,130,138	—	—
Consumer Services	291,695,256	291,695,256	—	—
Diversified Financials	335,833,461	335,833,461	—	—
Energy	16,326,792	16,326,792	—	—
Food & Staples Retailing	79,093,656	79,093,656	—	—
Food, Beverage & Tobacco	128,058,857	128,058,857	—	—
Health Care Equipment & Services	784,222,653	784,222,653	—	—
Insurance	613,343,651	613,343,651	—	—
Materials	396,045,134	396,045,134	—	—
Media & Entertainment	410,482,417	410,482,417	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,759,727,612	1,759,727,612	—	—
Real Estate	743,016,071	743,016,071	—	—
Retailing	421,538,524	421,538,524	—	—
Semiconductors & Semiconductor Equipment	781,623,798	781,623,798	—	—
Software & Services	1,499,464,870	1,499,464,870	—	—
Technology Hardware & Equipment	1,307,917,083	1,307,917,083	—	—
Transportation	424,778,667	424,778,667	—	—
Utilities	345,329,992	345,329,992	—	—
Short-Term Investments	305,704,189	278,079,147	27,625,042	—
Total	$ 14,196,273,630	$ 14,168,648,588	$ 27,625,042	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
67

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Automobiles & Components - 2.0%
600,328	Ford Motor Co.*	$ 10,253,602
212,534	Gentex Corp.	7,521,578
		17,775,180
	Banks - 9.5%
359,179	Cadence Bank*	10,423,375
94,661	M&T Bank Corp.	13,926,526
587,012	MGIC Investment Corp.	9,486,114
155,626	South State Corp.	12,152,834
265,949	Synovus Financial Corp.	12,390,564
98,539	Western Alliance Bancorp	11,439,393
209,674	Zions Bancorp NA	13,207,365
		83,026,171
	Capital Goods - 18.4%
225,703	AerCap Holdings N.V.*	13,325,505
203,950	Builders FirstSource, Inc.*	11,884,167
235,043	Colfax Corp.*	12,132,920
313,706	Howmet Aerospace, Inc.	9,313,931
303,657	Ingersoll Rand, Inc.*	16,324,600
327,939	JELD-WEN Holding, Inc.*	8,988,808
155,448	Johnson Controls International plc	11,405,220
56,137	L3Harris Technologies, Inc.	12,941,824
72,328	Middleby Corp.*	13,195,520
43,785	Regal-Beloit Corp.	6,669,769
259,382	Spirit AeroSystems Holdings, Inc.	10,709,883
114,523	SPX FLOW, Inc.	8,556,013
202,396	Westinghouse Air Brake Technologies Corp.	18,363,389
196,380	Zurn Water Solutios Corp.	7,124,666
		160,936,215
	Commercial & Professional Services - 3.0%
101,773	Clean Harbors, Inc.*	11,453,534
146,645	Leidos Holdings, Inc.	14,661,567
		26,115,101
	Consumer Durables & Apparel - 2.0%
41,298	Columbia Sportswear Co.	4,288,384
121,582	Leggett & Platt, Inc.	5,696,117
157,153	Steven Madden Ltd.	7,087,600
		17,072,101
	Consumer Services - 2.0%
78,748	Boyd Gaming Corp.*	5,022,548
225,715	Six Flags Entertainment Corp.*	9,283,658
42,979	Wyndham Hotels & Resorts, Inc.	3,630,436
		17,936,642
	Diversified Financials - 1.7%
211,768	Voya Financial, Inc.	14,775,053
	Energy - 3.9%
604,445	Coterra Energy, Inc.	12,886,767
263,859	Delek U.S. Holdings, Inc.*	5,132,058
151,654	Diamondback Energy, Inc.	16,255,792
		34,274,617
	Food & Staples Retailing - 1.5%
369,285	U.S. Foods Holding Corp.*	12,803,111
	Food, Beverage & Tobacco - 1.3%
314,332	Keurig Dr Pepper, Inc.	11,344,242
	Health Care Equipment & Services - 7.3%
123,400	Acadia Healthcare Co., Inc.*	7,650,800
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Health Care Equipment & Services - 7.3% - (continued)
340,058	Centene Corp.*	$ 24,225,732
203,156	Encompass Health Corp.	12,912,595
89,149	Haemonetics Corp.*	6,125,428
201,630	Integra LifeSciences Holdings Corp.*	13,400,330
		64,314,885
	Insurance - 7.9%
22,430	Alleghany Corp.*	14,610,453
119,355	Arthur J Gallagher & Co.	20,012,253
84,802	Assurant, Inc.	13,679,411
88,992	Hanover Insurance Group, Inc.	11,212,992
153,462	Kemper Corp.	9,741,768
		69,256,877
	Materials - 5.6%
97,717	Celanese Corp.	15,782,273
104,554	Crown Holdings, Inc.	10,872,570
89,296	FMC Corp.	8,126,829
95,857	Reliance Steel & Aluminum Co.	14,010,459
		48,792,131
	Media & Entertainment - 1.8%
119,350	Cargurus, Inc.*	4,002,999
81,939	Electronic Arts, Inc.	11,491,945
		15,494,944
	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
163,895	Syneos Health, Inc.*	15,297,959
	Real Estate - 11.5%
188,907	American Campus Communities, Inc. REIT	10,148,084
323,306	Americold Realty Trust REIT	9,527,828
264,476	Essential Properties Realty Trust, Inc. REIT	7,878,740
163,539	First Industrial Realty Trust, Inc. REIT	9,522,876
295,395	Gaming and Leisure Properties, Inc. REIT	14,323,703
828,254	Host Hotels & Resorts, Inc. REIT*	13,939,515
54,643	Life Storage, Inc. REIT	7,311,780
178,333	Ryman Hospitality Properties, Inc. REIT*	15,254,605
154,878	Welltower, Inc. REIT	12,452,191
		100,359,322
	Retailing - 4.0%
87,017	CarMax, Inc.*	11,914,368
126,651	Dollar Tree, Inc.*	13,647,912
85,596	Ross Stores, Inc.	9,689,467
		35,251,747
	Semiconductors & Semiconductor Equipment - 2.1%
58,565	MKS Instruments, Inc.	8,787,678
57,356	Qorvo, Inc.*	9,649,000
		18,436,678
	Technology Hardware & Equipment - 6.4%
125,730	Ciena Corp.*	6,825,882
73,406	F5 Networks, Inc.*	15,499,677
139,971	II-VI, Inc.*	8,469,645
191,269	Lumentum Holdings, Inc.*	15,794,994
45,926	Rogers Corp.*	9,236,637
		55,826,835
	Transportation - 0.9%
541,218	JetBlue Airways Corp.*	7,593,289
	Utilities - 5.3%
209,593	Alliant Energy Corp.	11,856,676

The accompanying notes are an integral part of these financial statements.
68

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.8% - (continued)
	Utilities - 5.3% - (continued)
175,364	Evergy, Inc.		$ 11,179,455
232,379	Portland General Electric Co.		11,458,609
96,142	Sempra Energy		12,270,603
			46,765,343
	Total Common Stocks (cost $668,280,112)		$ 873,448,443
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
$ 4,110,683	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $4,110,686; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $4,192,923		$ 4,110,683
	Total Short-Term Investments (cost $4,110,683)		$ 4,110,683
	Total Investments (cost $672,390,795)	100.3%	$ 877,559,126
	Other Assets and Liabilities	(0.3)%	(2,215,050)
	Total Net Assets	100.0%	$ 875,344,076
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 17,775,180	$ 17,775,180	$ —	$ —
Banks	83,026,171	83,026,171	—	—
Capital Goods	160,936,215	160,936,215	—	—
Commercial & Professional Services	26,115,101	26,115,101	—	—
Consumer Durables & Apparel	17,072,101	17,072,101	—	—
Consumer Services	17,936,642	17,936,642	—	—
Diversified Financials	14,775,053	14,775,053	—	—
Energy	34,274,617	34,274,617	—	—
Food & Staples Retailing	12,803,111	12,803,111	—	—
Food, Beverage & Tobacco	11,344,242	11,344,242	—	—
Health Care Equipment & Services	64,314,885	64,314,885	—	—
Insurance	69,256,877	69,256,877	—	—
Materials	48,792,131	48,792,131	—	—
Media & Entertainment	15,494,944	15,494,944	—	—
Pharmaceuticals, Biotechnology & Life Sciences	15,297,959	15,297,959	—	—
Real Estate	100,359,322	100,359,322	—	—
Retailing	35,251,747	35,251,747	—	—
Semiconductors & Semiconductor Equipment	18,436,678	18,436,678	—	—
Technology Hardware & Equipment	55,826,835	55,826,835	—	—
Transportation	7,593,289	7,593,289	—	—
Utilities	46,765,343	46,765,343	—	—
Short-Term Investments	4,110,683	—	4,110,683	—
Total	$ 877,559,126	$ 873,448,443	$ 4,110,683	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
69

Hartford Quality Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Banks - 11.9%
196,066	Bank of America Corp.	$ 9,368,033
30,617	Bank of Nova Scotia	2,007,251
63,765	JP Morgan Chase & Co.	10,833,036
25,897	PNC Financial Services Group, Inc.	5,465,044
		27,673,364
	Capital Goods - 8.0%
15,045	Honeywell International, Inc.	3,289,138
40,406	Johnson Controls International plc	2,964,588
8,052	Lockheed Martin Corp.	2,675,841
57,448	Raytheon Technologies Corp.	5,104,829
49,530	Westinghouse Air Brake Technologies Corp.	4,493,857
		18,528,253
	Commercial & Professional Services - 1.3%
18,488	Waste Management, Inc.	2,962,332
	Consumer Services - 3.2%
21,372	Hilton Worldwide Holdings, Inc.*	3,076,500
17,397	McDonald's Corp.	4,271,833
		7,348,333
	Diversified Financials - 3.1%
27,893	American Express Co.	4,847,245
1,026	BlackRock, Inc.	967,990
17,025	Charles Schwab Corp.	1,396,561
		7,211,796
	Energy - 5.1%
43,818	Chevron Corp.	5,016,723
37,600	EOG Resources, Inc.	3,476,496
65,997	TotalEnergies SE ADR	3,307,109
		11,800,328
	Food & Staples Retailing - 1.2%
36,960	Sysco Corp.	2,842,224
	Food, Beverage & Tobacco - 4.0%
31,316	Coca-Cola Co.	1,765,283
60,750	Mondelez International, Inc. Class A	3,689,955
40,280	Philip Morris International, Inc.	3,808,071
		9,263,309
	Health Care Equipment & Services - 10.7%
9,689	Anthem, Inc.	4,215,975
17,686	Becton Dickinson and Co.	4,237,389
14,551	Hill-Rom Holdings, Inc.	2,253,950
49,766	Koninklijke Philips N.V. ADR	2,351,443
38,315	Medtronic plc	4,592,436
15,785	UnitedHealth Group, Inc.	7,268,519
		24,919,712
	Household & Personal Products - 1.4%
43,315	Colgate-Palmolive Co.	3,300,170
	Insurance - 8.9%
60,044	American International Group, Inc.	3,548,000
29,903	Chubb Ltd.	5,842,448
20,149	Marsh & McLennan Cos., Inc.	3,360,853
38,903	MetLife, Inc.	2,443,109
37,593	Principal Financial Group, Inc.	2,522,114
26,151	Prudential Financial, Inc.	2,877,918
		20,594,442
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Materials - 3.6%
21,023	Celanese Corp.	$ 3,395,425
32,916	FMC Corp.	2,995,685
11,795	PPG Industries, Inc.	1,893,923
		8,285,033
	Media & Entertainment - 2.2%
87,579	Comcast Corp. Class A	4,504,188
7,932	Omnicom Group, Inc.	540,010
		5,044,198
	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
62,860	AstraZeneca plc ADR	3,921,207
29,767	Merck & Co., Inc.	2,620,984
30,825	Novartis AG ADR	2,551,077
132,196	Pfizer, Inc.	5,782,253
		14,875,521
	Real Estate - 4.4%
9,946	American Tower Corp. REIT	2,804,474
134,251	Host Hotels & Resorts, Inc. REIT*	2,259,444
8,109	Public Storage REIT	2,693,648
83,253	VICI Properties, Inc. REIT	2,443,475
		10,201,041
	Retailing - 4.0%
571,800	Allstar Co.(1)(2)(3)	—
15,824	Lowe's Cos., Inc.	3,699,968
11,900	Target Corp.	3,089,478
38,645	TJX Cos., Inc.	2,530,861
		9,320,307
	Semiconductors & Semiconductor Equipment - 4.4%
8,861	Broadcom, Inc.	4,711,128
45,063	Intel Corp.	2,208,087
17,449	Texas Instruments, Inc.	3,271,338
		10,190,553
	Software & Services - 4.2%
10,782	Accenture plc Class A	3,868,474
38,391	Cognizant Technology Solutions Corp. Class A	2,997,953
27,305	Fidelity National Information Services, Inc.	3,023,756
		9,890,183
	Technology Hardware & Equipment - 1.8%
74,461	Cisco Systems, Inc.	4,167,582
	Telecommunication Services - 2.4%
105,543	Verizon Communications, Inc.	5,592,724
	Transportation - 1.1%
8,851	J.B. Hunt Transport Services, Inc.	1,745,329
18,816	Southwest Airlines Co.*	889,620
		2,634,949
	Utilities - 4.6%
42,556	Alliant Energy Corp.	2,407,393
39,379	Avangrid, Inc.	2,075,273
27,400	Dominion Energy, Inc.	2,080,482

The accompanying notes are an integral part of these financial statements.
70

Hartford Quality Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.9% - (continued)
	Utilities - 4.6% - (continued)
25,906	Eversource Energy		$ 2,199,419
16,134	Sempra Energy		2,059,183
			10,821,750
	Total Common Stocks (cost $166,440,224)		$ 227,468,104
SHORT-TERM INVESTMENTS - 2.0%
	Repurchase Agreements - 2.0%
$ 4,517,432	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of 4,517,436; collateralized by U.S. Treasury Bond at 1.875%, maturing 11/01/2021, with a market value of $4,607,836		$ 4,517,432
	Total Short-Term Investments (cost $4,517,432)		$ 4,517,432
	Total Investments (cost $170,957,656)	99.9%	$ 231,985,536
	Other Assets and Liabilities	0.1%	293,678
	Total Net Assets	100.0%	$ 232,279,214
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(2)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	571,800	$ —	$ —

(3)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
71

Hartford Quality Value Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 27,673,364	$ 27,673,364	$ —	$ —
Capital Goods	18,528,253	18,528,253	—	—
Commercial & Professional Services	2,962,332	2,962,332	—	—
Consumer Services	7,348,333	7,348,333	—	—
Diversified Financials	7,211,796	7,211,796	—	—
Energy	11,800,328	11,800,328	—	—
Food & Staples Retailing	2,842,224	2,842,224	—	—
Food, Beverage & Tobacco	9,263,309	9,263,309	—	—
Health Care Equipment & Services	24,919,712	24,919,712	—	—
Household & Personal Products	3,300,170	3,300,170	—	—
Insurance	20,594,442	20,594,442	—	—
Materials	8,285,033	8,285,033	—	—
Media & Entertainment	5,044,198	5,044,198	—	—
Pharmaceuticals, Biotechnology & Life Sciences	14,875,521	14,875,521	—	—
Real Estate	10,201,041	10,201,041	—	—
Retailing	9,320,307	9,320,307	—	—
Semiconductors & Semiconductor Equipment	10,190,553	10,190,553	—	—
Software & Services	9,890,183	9,890,183	—	—
Technology Hardware & Equipment	4,167,582	4,167,582	—	—
Telecommunication Services	5,592,724	5,592,724	—	—
Transportation	2,634,949	2,634,949	—	—
Utilities	10,821,750	10,821,750	—	—
Short-Term Investments	4,517,432	—	4,517,432	—
Total	$ 231,985,536	$ 227,468,104	$ 4,517,432	$ —

(1)	For the year ended October 31, 2021, investments valued at $480,312 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
72

The Hartford Small Cap Growth Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 2.7%
67,336	Fox Factory Holding Corp.*	$ 10,837,729
88,563	Patrick Industries, Inc.	6,899,943
64,533	Thor Industries, Inc.	6,579,785
		24,317,457
	Banks - 2.8%
394,794	MGIC Investment Corp.	6,379,871
113,785	Synovus Financial Corp.	5,301,243
69,234	Triumph Bancorp, Inc.*	8,121,148
46,267	Western Alliance Bancorp	5,371,136
		25,173,398
	Capital Goods - 10.2%
63,336	Altra Industrial Motion Corp.	3,302,972
70,126	Applied Industrial Technologies, Inc.	6,835,883
48,886	Armstrong World Industries, Inc.	5,164,806
55,462	Boise Cascade Co.	3,140,258
120,255	Builders FirstSource, Inc.*	7,007,259
34,547	Chart Industries, Inc.*	6,132,783
40,234	Curtiss-Wright Corp.	5,137,077
40,988	EnerSys	3,280,680
165,640	Hydrofarm Holdings Group, Inc.*	5,461,151
68,345	ITT, Inc.	6,429,214
63,179	John Bean Technologies Corp.	9,334,697
99,266	SPX Corp.*	5,766,362
75,646	SPX FLOW, Inc.	5,651,513
341,081	WillScot Mobile Mini Holdings Corp.*	11,852,565
172,740	Zurn Water Solutios Corp.	6,267,007
		90,764,227
	Commercial & Professional Services - 6.4%
93,252	ASGN, Inc.*	11,158,534
29,735	CACI International, Inc. Class A*	8,552,975
37,249	Clean Harbors, Inc.*	4,192,003
61,466	Exponent, Inc.	7,056,297
71,100	Insperity, Inc.	8,887,500
37,612	Science Applications International Corp.	3,376,805
56,314	Tetra Tech, Inc.	9,892,117
96,704	Viad Corp.*	4,290,757
		57,406,988
	Consumer Durables & Apparel - 3.8%
16,823	Deckers Outdoor Corp.*	6,650,300
59,236	PVH Corp.*	6,476,272
39,253	TopBuild Corp.*	10,086,843
132,428	Traeger, Inc.*(1)	2,501,565
208,370	Under Armour, Inc. Class C*	3,934,026
44,483	YETI Holdings, Inc.*	4,374,013
		34,023,019
	Consumer Services - 5.5%
158,373	BJ's Restaurants, Inc.*	5,276,988
33,277	Churchill Downs, Inc.	7,653,710
321,519	GAN Ltd.*	4,591,291
295,533	Mister Car Wash, Inc.*(1)	5,420,075
81,636	Penn National Gaming, Inc.*	5,845,138
101,195	Texas Roadhouse, Inc.	8,987,128
65,874	Wingstop, Inc.	11,361,289
		49,135,619
	Diversified Financials - 1.5%
125,093	OneMain Holdings, Inc.	6,606,161
86,238	Stifel Financial Corp.	6,284,163
		12,890,324
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Energy - 0.5%
229,790	Magnolia Oil & Gas Corp. Class A	$ 4,798,015
	Food & Staples Retailing - 1.0%
202,238	Performance Food Group Co.*	9,147,225
	Food, Beverage & Tobacco - 3.2%
42,752	Celsius Holdings, Inc.*	4,126,423
49,703	Freshpet, Inc.*	7,749,195
33,637	Lancaster Colony Corp.	5,718,290
146,561	Simply Good Foods Co.*	5,811,144
294,813	Sovos Brands, Inc.*	4,764,178
		28,169,230
	Health Care Equipment & Services - 11.0%
17,664	Amedisys, Inc.*	2,991,222
65,745	AtriCure, Inc.*	4,934,820
61,889	Cardiovascular Systems, Inc.*	2,171,066
181,726	Covetrus, Inc.*	3,669,048
66,050	Glaukos Corp.*	3,019,145
91,122	Globus Medical, Inc. Class A*	7,031,885
120,698	Health Catalyst, Inc.*	6,353,543
72,313	Integer Holdings Corp.*	6,509,616
106,793	Integra LifeSciences Holdings Corp.*	7,097,463
44,160	LHC Group, Inc.*	5,943,494
30,789	ModivCare, Inc.*	5,011,525
41,986	Nevro Corp.*	4,775,488
82,658	Omnicell, Inc.*	14,725,523
156,667	Owens & Minor, Inc.	5,621,212
473,748	R1 RCM, Inc.*	10,280,332
56,901	Tandem Diabetes Care, Inc.*	7,757,313
		97,892,695
	Household & Personal Products - 0.4%
144,264	Beauty Health Co.*	3,962,932
	Insurance - 0.8%
108,522	James River Group Holdings Ltd.	3,467,278
53,289	Kemper Corp.	3,382,786
		6,850,064
	Materials - 2.1%
247,214	Axalta Coating Systems Ltd.*	7,710,605
52,975	Ingevity Corp.*	4,127,282
80,860	Louisiana-Pacific Corp.	4,765,080
69,378	Ranpak Holdings Corp.*	2,390,766
		18,993,733
	Media & Entertainment - 2.1%
104,084	Cardlytics, Inc.*	8,187,247
80,117	Ziff Davis, Inc.*	10,276,608
		18,463,855
	Pharmaceuticals, Biotechnology & Life Sciences - 14.6%
202,253	Aclaris Therapeutics, Inc.*(1)	3,509,090
92,737	Akero Therapeutics, Inc.*	1,992,918
47,631	Allakos, Inc.*	4,790,726
65,565	ALX Oncology Holdings, Inc.*	3,674,263
88,276	Apellis Pharmaceuticals, Inc.*	2,713,604
51,949	Arena Pharmaceuticals, Inc.*	2,981,353
27,731	Arrowhead Pharmaceuticals, Inc.*	1,769,792
52,999	Arvinas, Inc.*	4,588,654
53,396	BioAtla, Inc.*	1,560,765
17,467	Biohaven Pharmaceutical Holding Co., Ltd.*	2,485,904
64,580	Blueprint Medicines Corp.*	7,264,604
98,002	Celldex Therapeutics, Inc.*	4,169,005
110,124	Cytokinetics, Inc.*	3,844,429

The accompanying notes are an integral part of these financial statements.
73

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 14.6% - (continued)
126,609	Dyne Therapeutics, Inc.*(1)	$ 1,837,097
30,333	Fate Therapeutics, Inc.*	1,631,915
226,798	Heron Therapeutics, Inc.*	2,497,046
524,517	ImmunoGen, Inc.*	3,162,838
37,916	Intellia Therapeutics, Inc.*	5,042,070
113,887	KalVista Pharmaceuticals, Inc.*	2,047,688
33,200	Karuna Therapeutics, Inc.*	4,660,616
43,813	Kodiak Sciences, Inc.*	5,130,064
73,756	Kymera Therapeutics, Inc.*	4,342,753
36,455	Madrigal Pharmaceuticals, Inc.*	2,834,376
252,225	Mersana Therapeutics, Inc.*	2,159,046
20,556	Mirati Therapeutics, Inc.*	3,885,495
101,240	NanoString Technologies, Inc.*	4,889,892
143,417	NeoGenomics, Inc.*	6,597,182
110,118	PTC Therapeutics, Inc.*	4,176,776
105,480	RAPT Therapeutics, Inc.*	3,331,058
32,194	Reata Pharmaceuticals, Inc. Class A*	3,090,946
140,810	Revance Therapeutics, Inc.*	1,936,138
85,273	Revolution Medicines, Inc.*	2,509,584
75,860	Scholar Rock Holding Corp.*	1,995,118
162,189	Syndax Pharmaceuticals, Inc.*	3,154,576
145,991	TCR2 Therapeutics, Inc.*	919,743
130,515	TG Therapeutics, Inc.*	4,074,678
50,897	Turning Point Therapeutics, Inc.*	2,116,297
76,271	Veracyte, Inc.*	3,651,856
109,120	Y-mAbs Therapeutics, Inc.*	2,679,987
		129,699,942
	Real Estate - 4.5%
233,353	Essential Properties Realty Trust, Inc. REIT	6,951,586
322,436	Independence Realty Trust, Inc. REIT	7,619,163
46,228	PS Business Parks, Inc. REIT	8,214,715
64,876	Redfin Corp.*	3,330,734
110,728	Rexford Industrial Realty, Inc. REIT	7,440,922
77,872	Ryman Hospitality Properties, Inc. REIT*	6,661,171
		40,218,291
	Retailing - 2.7%
11,209	Floor & Decor Holdings, Inc. Class A*	1,523,527
129,484	Foot Locker, Inc.	6,172,502
119,069	Ollie's Bargain Outlet Holdings, Inc.*	8,056,209
66,965	Shutterstock, Inc.	8,112,810
		23,865,048
	Semiconductors & Semiconductor Equipment - 4.7%
110,333	Axcelis Technologies, Inc.*	6,060,592
69,889	Cirrus Logic, Inc.*	5,647,730
151,093	Lattice Semiconductor Corp.*	10,491,898
94,430	Power Integrations, Inc.	9,746,120
50,099	Synaptics, Inc.*	9,747,762
		41,694,102
	Software & Services - 16.1%
79,250	Alarm.com Holdings, Inc.*	6,677,605
66,866	Blackbaud, Inc.*	4,748,155
57,018	Concentrix Corp.	10,130,958
25,652	Consensus Cloud Solutions, Inc.*	1,624,541
125,715	Digital Turbine, Inc.*	10,819,033
31,525	Everbridge, Inc.*	5,022,248
81,242	ExlService Holdings, Inc.*	9,962,706
263,526	Kaltura, Inc.*	2,487,685
88,222	LiveRamp Holdings, Inc.*	4,720,759
42,026	Manhattan Associates, Inc.*	7,629,400
91,165	Mimecast Ltd.*	6,877,488
Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.1% - (continued)
	Software & Services - 16.1% - (continued)
95,723	Momentive Global, Inc.*		$ 2,193,971
94,693	Perficient, Inc.*		11,704,055
61,255	Q2 Holdings, Inc.*		4,806,067
84,031	Rapid7, Inc.*		10,818,991
273,264	Repay Holdings Corp.*		5,741,277
26,400	Solo Brands, Inc.*		484,704
113,772	Sprinklr, Inc.*(1)		2,195,800
70,592	Sprout Social, Inc. Class A*		9,013,186
178,348	Telos Corp.*		4,620,997
131,975	Varonis Systems, Inc.*		8,544,061
506,977	Verra Mobility Corp.*		7,543,818
34,683	Workiva, Inc.*		5,186,843
			143,554,348
	Technology Hardware & Equipment - 2.2%
128,632	II-VI, Inc.*		7,783,522
66,081	Insight Enterprises, Inc.*		6,257,871
67,418	Lumentum Holdings, Inc.*		5,567,379
			19,608,772
	Telecommunication Services - 0.3%
29,198	Bandwidth, Inc. Class A*		2,490,005
	Total Common Stocks (cost $603,199,663)		$ 883,119,289
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.4%
$ 3,225,177	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $3,225,180; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $3,289,705		$ 3,225,177
	Securities Lending Collateral - 0.4%
22,865	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		22,865
3,510,319	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		3,510,319
252,015	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		252,015
			3,785,199
	Total Short-Term Investments (cost $7,010,376)		$ 7,010,376
	Total Investments (cost $610,210,039)	99.9%	$ 890,129,665
	Other Assets and Liabilities	0.1%	454,020
	Total Net Assets	100.0%	$ 890,583,685
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
74

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2021

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 24,317,457	$ 24,317,457	$ —	$ —
Banks	25,173,398	25,173,398	—	—
Capital Goods	90,764,227	90,764,227	—	—
Commercial & Professional Services	57,406,988	57,406,988	—	—
Consumer Durables & Apparel	34,023,019	34,023,019	—	—
Consumer Services	49,135,619	49,135,619	—	—
Diversified Financials	12,890,324	12,890,324	—	—
Energy	4,798,015	4,798,015	—	—
Food & Staples Retailing	9,147,225	9,147,225	—	—
Food, Beverage & Tobacco	28,169,230	28,169,230	—	—
Health Care Equipment & Services	97,892,695	97,892,695	—	—
Household & Personal Products	3,962,932	3,962,932	—	—
Insurance	6,850,064	6,850,064	—	—
Materials	18,993,733	18,993,733	—	—
Media & Entertainment	18,463,855	18,463,855	—	—
Pharmaceuticals, Biotechnology & Life Sciences	129,699,942	129,699,942	—	—
Real Estate	40,218,291	40,218,291	—	—
Retailing	23,865,048	23,865,048	—	—
Semiconductors & Semiconductor Equipment	41,694,102	41,694,102	—	—
Software & Services	143,554,348	143,554,348	—	—
Technology Hardware & Equipment	19,608,772	19,608,772	—	—
Telecommunication Services	2,490,005	2,490,005	—	—
Short-Term Investments	7,010,376	3,785,199	3,225,177	—
Total	$ 890,129,665	$ 886,904,488	$ 3,225,177	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
75

Hartford Small Cap Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Banks - 22.3%
74,819	Bank OZK	$ 3,342,165
119,111	Berkshire Hills Bancorp, Inc.	3,233,864
104,728	Cadence Bank*	3,039,198
28,100	Federal Agricultural Mortgage Corp. Class C	3,543,129
86,313	First Hawaiian, Inc.	2,381,376
67,105	First Interstate BancSystem, Inc. Class A	2,789,555
207,226	FNB Corp.	2,414,183
89,172	Great Western Bancorp, Inc.	3,036,306
123,074	Home BancShares, Inc.	2,924,238
73,348	Pacific Premier Bancorp, Inc.	3,079,882
124,039	Radian Group, Inc.	2,960,811
73,458	Sandy Spring Bancorp, Inc.	3,486,317
155,210	Umpqua Holdings Corp.	3,174,044
		39,405,068
	Capital Goods - 8.5%
59,800	Air Lease Corp.	2,394,990
39,216	EnerSys	3,138,849
92,648	Kennametal, Inc.	3,682,758
90,919	nVent Electric plc	3,223,079
167,476	REV Group, Inc.	2,530,562
		14,970,238
	Commercial & Professional Services - 12.2%
150,208	BrightView Holdings, Inc.*	2,382,299
185,360	CoreCivic, Inc. REIT*	1,595,949
84,363	Deluxe Corp.	3,009,228
76,253	Herman Miller, Inc.	2,967,767
50,655	Kforce, Inc.	3,280,418
104,804	Loomis AB	2,830,001
32,541	Science Applications International Corp.	2,921,531
80,511	US Ecology, Inc.*	2,591,649
		21,578,842
	Consumer Durables & Apparel - 8.2%
30,270	Carter's, Inc.	2,982,200
50,269	Kontoor Brands, Inc.	2,664,257
79,638	Movado Group, Inc.	2,651,945
80,391	Steven Madden Ltd.	3,625,634
32,513	Sturm Ruger & Co., Inc.	2,564,626
		14,488,662
	Consumer Services - 3.3%
75,555	Adtalem Global Education, Inc.*	2,790,246
131,837	H&R Block, Inc.	3,041,480
		5,831,726
	Diversified Financials - 6.4%
160,139	Greenhill & Co., Inc.	2,517,385
140,544	Navient Corp.	2,768,717
72,741	PRA Group, Inc.*	3,119,134
71,353	PROG Holdings, Inc.*	2,886,229
		11,291,465
	Energy - 1.7%
71,886	DMC Global, Inc.*	3,003,397
	Health Care Equipment & Services - 4.8%
170,741	NextGen Healthcare, Inc.*	2,810,397
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 4.8% - (continued)
45,156	NuVasive, Inc.*	$ 2,409,524
82,506	Premier, Inc. Class A	3,213,609
		8,433,530
	Household & Personal Products - 4.3%
89,605	Edgewell Personal Care Co.	3,135,279
59,408	Energizer Holdings, Inc.	2,166,610
11,806	Medifast, Inc.	2,317,163
		7,619,052
	Insurance - 4.6%
392,884	Lancashire Holdings Ltd.	2,720,669
125,106	ProAssurance Corp.	2,866,179
273,641	Siriuspoint Ltd.*	2,572,225
		8,159,073
	Materials - 3.1%
41,120	Compass Minerals International, Inc.	2,697,472
78,653	Schweitzer-Mauduit International, Inc.	2,740,270
		5,437,742
	Media & Entertainment - 0.8%
72,041	TEGNA, Inc.	1,416,326
	Real Estate - 3.2%
125,511	Pebblebrook Hotel Trust REIT	2,818,977
161,426	Piedmont Office Realty Trust, Inc. Class A, REIT	2,866,926
		5,685,903
	Semiconductors & Semiconductor Equipment - 6.5%
44,283	Ichor Holdings Ltd.*	1,936,053
164,571	Rambus, Inc.*	3,829,567
35,980	Silicon Motion Technology Corp. ADR	2,569,332
95,765	Tower Semiconductor Ltd.*	3,052,030
		11,386,982
	Software & Services - 4.3%
49,239	CSG Systems International, Inc.	2,464,412
37,901	InterDigital, Inc.	2,537,472
149,215	Xperi Holding Corp.	2,673,933
		7,675,817
	Technology Hardware & Equipment - 1.6%
106,735	Plantronics, Inc.*	2,856,229
	Utilities - 3.3%
59,528	Portland General Electric Co.	2,935,326
125,060	South Jersey Industries, Inc.	2,846,365
		5,781,691
	Total Common Stocks (cost $148,724,517)	$ 175,021,743

The accompanying notes are an integral part of these financial statements.
76

Hartford Small Cap Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
1,357	iShares Russell 2000 Value ETF		$ 225,778
	Total Exchange-Traded Funds (cost $205,314)		$ 225,778
	Total Long-Term Investments (Cost $148,929,831)		$ 175,247,521
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
$ 732,030	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $732,031; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $746,763		$ 732,030
	Total Short-Term Investments (cost $732,030)		$ 732,030
	Total Investments (cost $149,661,861)	99.6%	$ 175,979,551
	Other Assets and Liabilities	0.4%	685,513
	Total Net Assets	100.0%	$ 176,665,064
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 39,405,068	$ 39,405,068	$ —	$ —
Capital Goods	14,970,238	14,970,238	—	—
Commercial & Professional Services	21,578,842	21,578,842	—	—
Consumer Durables & Apparel	14,488,662	14,488,662	—	—
Consumer Services	5,831,726	5,831,726	—	—
Diversified Financials	11,291,465	11,291,465	—	—
Energy	3,003,397	3,003,397	—	—
Health Care Equipment & Services	8,433,530	8,433,530	—	—
Household & Personal Products	7,619,052	7,619,052	—	—
Insurance	8,159,073	8,159,073	—	—
Materials	5,437,742	5,437,742	—	—
Media & Entertainment	1,416,326	1,416,326	—	—
Real Estate	5,685,903	5,685,903	—	—
Semiconductors & Semiconductor Equipment	11,386,982	11,386,982	—	—
Software & Services	7,675,817	7,675,817	—	—
Technology Hardware & Equipment	2,856,229	2,856,229	—	—
Utilities	5,781,691	5,781,691	—	—
Exchange-Traded Funds	225,778	225,778	—	—
Short-Term Investments	732,030	—	732,030	—
Total	$ 175,979,551	$ 175,247,521	$ 732,030	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
77

The Hartford Small Company Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Banks - 4.5%
270,343	Ameris Bancorp	$ 14,163,270
239,351	Markforged, Inc. PIPE	1,577,323
293,985	Sterling Bancorp	7,481,918
162,981	Synovus Financial Corp.	7,593,285
117,625	Western Alliance Bancorp	13,655,086
		44,470,882
	Capital Goods - 12.0%
36,754	Acuity Brands, Inc.	7,550,374
303,137	Altra Industrial Motion Corp.	15,808,594
201,070	Applied Industrial Technologies, Inc.	19,600,304
181,981	Builders FirstSource, Inc.*	10,604,033
299,118	Colfax Corp.*	15,440,471
79,285	Curtiss-Wright Corp.	10,123,109
447,954	Fluor Corp.*	8,708,226
114,457	Gibraltar Industries, Inc.*	7,458,018
109,800	Hydrofarm Holdings Group, Inc.*	3,620,106
35,950	Kornit Digital Ltd.*	6,013,716
77,543	Middleby Corp.*	14,146,945
		119,073,896
	Consumer Durables & Apparel - 4.2%
25,763	Cavco Industries, Inc.*	6,192,910
93,960	Crocs, Inc.*	15,169,842
223,176	Skyline Champion Corp.*	14,131,504
61,708	YETI Holdings, Inc.*	6,067,748
		41,562,004
	Consumer Services - 3.9%
96,754	2U, Inc.*(1)	2,858,113
98,172	Boyd Gaming Corp.*	6,261,410
477,750	Mister Car Wash, Inc.*	8,761,935
130,609	Planet Fitness, Inc. Class A*	10,389,946
62,252	Wingstop, Inc.	10,736,603
		39,008,007
	Diversified Financials - 0.7%
117,424	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	7,092,410
	Energy - 2.3%
268,996	Chesapeake Energy Corp.	17,145,805
272,309	Magnolia Oil & Gas Corp. Class A	5,685,812
		22,831,617
	Health Care Equipment & Services - 11.5%
223,953	Accolade, Inc.*	8,911,090
564,774	Cross Country Healthcare, Inc.*	11,707,765
111,590	Globus Medical, Inc. Class A*	8,611,400
174,294	Health Catalyst, Inc.*	9,174,836
144,067	HealthEquity, Inc.*	9,534,354
55,106	Inspire Medical Systems, Inc.*	14,855,476
173,792	Integra LifeSciences Holdings Corp.*	11,550,216
58,582	LHC Group, Inc.*	7,884,551
59,353	Oak Street Health, Inc.*	2,803,242
60,641	Omnicell, Inc.*	10,803,194
487,311	R1 RCM, Inc.*	10,574,649
58,135	Tandem Diabetes Care, Inc.*	7,925,545
		114,336,318
	Materials - 0.7%
126,311	Cabot Corp.	6,738,692
	Media & Entertainment - 3.5%
79,357	Cardlytics, Inc.*	6,242,222
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Media & Entertainment - 3.5% - (continued)
48,100	Cargurus, Inc.*	$ 1,613,274
289,832	Criteo S.A. ADR*	9,576,049
268,662	Genius Sports Ltd.*	4,980,994
95,360	Ziff Davis, Inc.*	12,231,827
		34,644,366
	Pharmaceuticals, Biotechnology & Life Sciences - 13.4%
225,754	Aclaris Therapeutics, Inc.*	3,916,832
42,253	Allakos, Inc.*	4,249,807
36,824	ALX Oncology Holdings, Inc.*	2,063,617
358,529	Amicus Therapeutics, Inc.*	3,764,554
82,601	Arena Pharmaceuticals, Inc.*	4,740,471
42,428	Ascendis Pharma A/S ADR*	6,432,509
58,076	BioAtla, Inc.*	1,697,561
70,091	Blueprint Medicines Corp.*	7,884,537
56,775	Celldex Therapeutics, Inc.*	2,415,208
70,470	Fate Therapeutics, Inc.*	3,791,286
494,197	ImmunoGen, Inc.*	2,980,008
44,241	Intellia Therapeutics, Inc.*	5,883,168
156,741	KalVista Pharmaceuticals, Inc.*	2,818,203
28,309	Karuna Therapeutics, Inc.*	3,974,017
56,644	Kodiak Sciences, Inc.*	6,632,446
85,529	Kymera Therapeutics, Inc.*	5,035,948
33,591	Madrigal Pharmaceuticals, Inc.*	2,611,700
71,674	Medpace Holdings, Inc.*	16,237,745
270,051	Mersana Therapeutics, Inc.*	2,311,637
183,353	Myovant Sciences Ltd.*	4,011,764
113,097	NanoString Technologies, Inc.*	5,462,585
216,815	NeoGenomics, Inc.*	9,973,490
111,492	RAPT Therapeutics, Inc.*	3,520,917
30,874	Reata Pharmaceuticals, Inc. Class A*	2,964,213
105,157	Revolution Medicines, Inc.*	3,094,770
90,974	Rocket Pharmaceuticals, Inc.*	2,702,838
115,636	Scholar Rock Holding Corp.*	3,041,227
31,588	Turning Point Therapeutics, Inc.*	1,313,429
117,504	Veracyte, Inc.*	5,626,092
87,888	Y-mAbs Therapeutics, Inc.*	2,158,529
		133,311,108
	Real Estate - 2.6%
340,259	Essential Properties Realty Trust, Inc. REIT	10,136,315
103,548	Ryman Hospitality Properties, Inc. REIT*	8,857,496
382,020	Xenia Hotels & Resorts, Inc. REIT*	6,799,956
		25,793,767
	Retailing - 8.2%
3,136,600	Allstar Co.(2)(3)(4)(5)	—
104,431	Five Below, Inc.*	20,604,236
96,757	Floor & Decor Holdings, Inc. Class A*	13,151,212
100,384	Honest Co., Inc.(3)(6)	918,012
132,208	National Vision Holdings, Inc.*	8,149,301
36,008	Ollie's Bargain Outlet Holdings, Inc.*	2,436,301
427,738	Porch Group, Inc.*(1)	8,995,330
157,828	Revolve Group, Inc.*	11,843,413
120,290	Shutterstock, Inc.	14,573,134
26,907	Tory Burch LLC(3)(4)(5)	1,423,135
		82,094,074
	Semiconductors & Semiconductor Equipment - 6.4%
30,141	Ambarella, Inc.*	5,601,102
244,080	Maxeon Solar Technologies Ltd.*(1)	5,499,122
71,955	MKS Instruments, Inc.	10,796,848

The accompanying notes are an integral part of these financial statements.
78

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Semiconductors & Semiconductor Equipment - 6.4% - (continued)
109,456	Synaptics, Inc.*	$ 21,296,854
630,560	Tower Semiconductor Ltd.*	20,095,947
		63,289,873
	Software & Services - 18.2%
52,067	Concentrix Corp.	9,251,265
31,786	Consensus Cloud Solutions, Inc.*	2,013,007
239,477	Digital Turbine, Inc.*	20,609,391
370,741	Jamf Holding Corp.*	17,665,809
759,295	Kaltura, Inc.*(1)	7,167,745
561,220	Latch, Inc.	4,989,246
194,027	LiveRamp Holdings, Inc.*	10,382,385
50,841	Manhattan Associates, Inc.*	9,229,675
97,227	Marathon Digital Holdings, Inc.*(1)	5,079,138
212,185	Mimecast Ltd.*	16,007,236
79,093	New Relic, Inc.*	6,419,188
561,926	Payoneer Global, Inc.*	4,242,541
93,156	Perficient, Inc.*	11,514,082
115,178	Rapid7, Inc.*	14,829,167
401,135	Repay Holdings Corp.*	8,427,846
175,693	Telos Corp.*	4,552,206
271,677	Varonis Systems, Inc.*	17,588,369
730,289	Verra Mobility Corp.*	10,866,700
		180,834,996
	Technology Hardware & Equipment - 4.0%
251,717	Calix, Inc.*	15,754,967
167,921	II-VI, Inc.*	10,160,900
51,719	Novanta, Inc.*	8,924,631
86,508	PAR Technology Corp.*(1)	5,434,432
		40,274,930
	Telecommunication Services - 0.6%
68,150	Bandwidth, Inc. Class A*	5,811,832
	Transportation - 0.8%
25,045	Saia, Inc.*	7,830,069
	Total Common Stocks (cost $793,907,592)	$ 968,998,841
EXCHANGE-TRADED FUNDS - 1.3%
	Other Investment Pools & Funds - 1.3%
42,672	iShares Russell 2000 Growth ETF (1)	$ 13,118,226
	Total Exchange-Traded Funds (cost $12,326,618)	$ 13,118,226
	Total Long-Term Investments (Cost $806,234,210)	$ 982,117,067
SHORT-TERM INVESTMENTS - 3.2%
	Repurchase Agreements - 0.6%
$ 5,237,817	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $5,237,821; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $5,342,663	$ 5,237,817
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.2% - (continued)
	Securities Lending Collateral - 2.6%
156,697	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(7)		$ 156,697
24,056,190	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)		24,056,190
1,727,057	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(7)		1,727,057
			25,939,944
	Total Short-Term Investments (cost $31,177,761)		$ 31,177,761
	Total Investments (cost $837,411,971)	102.0%	$ 1,013,294,828
	Other Assets and Liabilities	(2.0)%	(19,391,783)
	Total Net Assets	100.0%	$ 993,903,045
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $2,341,147, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.
79

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2021

(4)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,423,135 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	3,136,600	$ —	$ —
11/2013	Tory Burch LLC	26,907	2,108,912	1,423,135
			$ 2,108,912	$ 1,423,135

(5)	Investment valued using significant unobservable inputs.
(6)	As of October 31, 2021, investment is restricted from trading. The value of such restricted securities amounted to $918,012 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2014	Honest Co., Inc.	100,384	$ 2,172,859	$ 918,012

(7)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 44,470,882	$ 44,470,882	$ —	$ —
Capital Goods	119,073,896	119,073,896	—	—
Consumer Durables & Apparel	41,562,004	41,562,004	—	—
Consumer Services	39,008,007	39,008,007	—	—
Diversified Financials	7,092,410	7,092,410	—	—
Energy	22,831,617	22,831,617	—	—
Health Care Equipment & Services	114,336,318	114,336,318	—	—
Materials	6,738,692	6,738,692	—	—
Media & Entertainment	34,644,366	34,644,366	—	—
Pharmaceuticals, Biotechnology & Life Sciences	133,311,108	133,311,108	—	—
Real Estate	25,793,767	25,793,767	—	—
Retailing	82,094,074	79,752,927	918,012	1,423,135
Semiconductors & Semiconductor Equipment	63,289,873	63,289,873	—	—
Software & Services	180,834,996	180,834,996	—	—
Technology Hardware & Equipment	40,274,930	40,274,930	—	—
Telecommunication Services	5,811,832	5,811,832	—	—
Transportation	7,830,069	7,830,069	—	—
Exchange-Traded Funds	13,118,226	13,118,226	—	—
Short-Term Investments	31,177,761	25,939,944	5,237,817	—
Total	$ 1,013,294,828	$ 1,005,715,864	$ 6,155,829	$ 1,423,135

(1)	For the year ended October 31, 2021, investments valued at $2,634,744 were transferred into Level 3 due to the unavailability of active market pricing, and investments valued at $1,956,547 were transferred out of Level 3 due to the availability of significant observable inputs.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
80

Hartford Domestic Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar
Index Abbreviations:
S&P	Standard & Poor's
Municipal Abbreviations:
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

81

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities
October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$ 7,619,419,856	$ 12,548,966,892	$ 14,198,654,096	$ 4,859,387,145	$ 7,979,502,215	$ 1,717,321,266
Repurchase agreements	168,581,979	72,985,489	369,098,764	51,975,720	87,787,053	18,664,274
Cash	42,416,398	18,364,607	93,124,893	13,076,951	22,088,167	4,696,074
Cash collateral due from broker on futures contracts	10,132,000	—	—	—	—	—
Cash collateral held for securities on loan	3,872,628	—	—	961,072	2,569,356	537,962
Foreign currency	1,240	—	—	631,954	—	18
Receivables:
Investment securities sold	47,500,257	40,360,566	81,980,066	35,510,151	116,917,314	3,697,381
Fund shares sold	833,438	19,953,368	30,175,536	3,172,146	5,043,995	908,176
Dividends and interest	2,982,664	10,517,803	15,155,928	5,564,850	652,909	1,302,237
Securities lending income	52,775	—	—	5,418	26,392	23,653
Variation margin on futures contracts	879,127	—	—	—	—	—
Tax reclaims	579,346	—	2,257,630	2,379,987	407,735	231,995
Other assets	99,317	193,994	216,115	100,609	132,255	56,701
Total assets	7,897,351,025	12,711,342,719	14,790,663,028	4,972,766,003	8,215,127,391	1,747,439,737
Liabilities:
Obligation to return securities lending collateral	77,452,552	—	—	19,221,444	51,387,126	10,759,237
Payables:
Investment securities purchased	74,147,178	31,418,407	104,502,202	51,457,804	60,874,462	5,184,372
Fund shares redeemed	4,510,609	9,877,587	9,679,332	3,554,967	13,051,353	1,162,963
Investment management fees	4,292,486	3,439,954	7,239,243	2,506,618	4,745,963	1,216,966
Transfer agent fees	1,097,362	1,254,904	1,268,977	539,572	1,016,050	306,817
Accounting services fees	179,735	280,232	314,358	114,417	186,302	45,306
Board of Directors' fees	21,835	31,226	33,293	13,243	20,789	4,957
Distribution fees	260,079	178,266	230,577	107,930	207,133	61,306
Accrued expenses	202,977	237,194	292,966	137,110	169,278	68,369
Total liabilities	162,164,813	46,717,770	123,560,948	77,653,105	131,658,456	18,810,293
Net assets	$ 7,735,186,212	$ 12,664,624,949	$ 14,667,102,080	$ 4,895,112,898	$ 8,083,468,935	$ 1,728,629,444
Summary of Net Assets:
Capital stock and paid-in-capital	$ 4,736,174,336	$ 7,376,870,845	$ 8,354,194,715	$ 2,950,234,730	$ 4,679,255,005	$ 1,125,189,834
Distributable earnings (loss)	2,999,011,876	5,287,754,104	6,312,907,365	1,944,878,168	3,404,213,930	603,439,610
Net assets	$ 7,735,186,212	$ 12,664,624,949	$ 14,667,102,080	$ 4,895,112,898	$ 8,083,468,935	$ 1,728,629,444
Shares authorized	1,540,000,000	825,000,000	1,175,000,000	675,000,000	19,850,000,000	485,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0010
Class A: Net asset value per share	$ 48.89	$ 49.41	$ 34.32	$ 23.85	$ 62.10	$ 44.57
Maximum offering price per share	51.74	52.29	36.32	25.24	65.71	47.16
Shares outstanding	116,814,374	34,023,739	137,939,758	78,188,182	58,774,130	19,826,710
Net Assets	$ 5,710,869,050	$ 1,681,155,050	$ 4,733,857,918	$ 1,864,492,491	$ 3,650,083,238	$ 883,718,709
Class C: Net asset value per share	$ 34.14	$ 44.63	$ 32.94	$ 23.72	$ 25.14	$ 32.92
Shares outstanding	4,359,759	13,083,074	5,148,348	6,845,561	12,772,504	4,087,885
Net Assets	$ 148,862,385	$ 583,876,103	$ 169,568,922	$ 162,393,278	$ 321,096,709	$ 134,574,473
Class I: Net asset value per share	$ 49.25	$ 49.59	$ 34.12	$ 23.68	$ 67.29	$ 47.93
Shares outstanding	14,650,459	94,791,907	93,153,281	57,436,382	31,567,063	9,673,890
Net Assets	$ 721,608,044	$ 4,700,781,762	$ 3,178,644,677	$ 1,360,338,797	$ 2,124,159,902	$ 463,673,377
Class R3: Net asset value per share	$ 55.21	$ 50.06	$ 34.88	$ 23.89	$ 61.55	$ 45.63
Shares outstanding	816,091	1,430,690	1,913,645	1,401,611	842,031	713,286
Net Assets	$ 45,054,324	$ 71,616,850	$ 66,751,455	$ 33,484,951	$ 51,823,521	$ 32,550,492
Class R4: Net asset value per share	$ 57.63	$ 51.01	$ 35.17	$ 23.93	$ 67.45	$ 49.12
Shares outstanding	637,666	4,689,079	3,029,705	2,086,152	1,132,796	525,566
Net Assets	$ 36,749,920	$ 239,198,061	$ 106,561,016	$ 49,922,978	$ 76,404,459	$ 25,817,999
The accompanying notes are an integral part of these financial statements.
82

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class R5: Net asset value per share	$ 59.02	$ 49.99	$ 35.33	$ 24.07	$ 72.75	$ 52.49
Shares outstanding	618,882	4,501,062	7,523,865	3,365,253	343,638	246,408
Net Assets	$ 36,529,281	$ 225,016,748	$ 265,832,265	$ 80,990,509	$ 25,000,217	$ 12,933,037
Class R6: Net asset value per share	$ 59.48	$ 50.24	$ 35.34	$ 24.13	$ 74.55	$ 53.47
Shares outstanding	323,851	20,812,277	13,313,236	3,382,927	971,545	113,909
Net Assets	$ 19,261,274	$ 1,045,661,029	$ 470,425,300	$ 81,642,924	$ 72,428,272	$ 6,091,017
Class Y: Net asset value per share	$ 59.41	$ 50.20	$ 35.34	$ 24.14	$ 74.41	$ 53.38
Shares outstanding	2,062,435	18,005,370	26,293,570	4,991,997	7,595,580	2,300,490
Net Assets	$ 122,539,204	$ 903,951,659	$ 929,282,966	$ 120,501,751	$ 565,204,403	$ 122,792,846
Class F: Net asset value per share	$ 49.26	$ 49.65	$ 34.10	$ 23.68	$ 67.69	$ 48.18
Shares outstanding	18,141,549	64,724,487	139,201,458	48,191,500	17,687,464	964,611
Net Assets	$ 893,712,730	$ 3,213,367,687	$ 4,746,177,561	$ 1,141,345,219	$ 1,197,268,214	$ 46,477,494
Cost of investments	$ 5,829,049,020	$ 7,709,760,462	$ 8,961,674,203	$ 3,324,670,527	$ 6,219,204,307	$ 1,297,072,635
Cost of foreign currency	$ 1,233	$ —	$ —	$ 633,746	$ —	$ 18
(1) Includes Investment in securities on loan, at market value	$ 78,297,883	$ —	$ —	$ 18,426,375	$ 50,802,197	$ 12,432,635
The accompanying notes are an integral part of these financial statements.
83

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$ 14,059,184,773	$ 873,448,443	$ 227,468,104	$ 886,904,488	$ 175,247,521	$ 1,008,057,011
Repurchase agreements	27,625,042	4,110,683	4,517,432	3,225,177	732,030	5,237,817
Investments in affiliated investments, at market value	109,463,815	—	—	—	—	—
Cash	7,056,190	1,034,123	1,155,617	5,539,188	184,186	465,012
Cash collateral held for securities on loan	14,635,744	—	—	199,221	—	1,365,260
Foreign currency	—	—	7	—	—	—
Receivables:
From affiliates	—	—	—	—	5,146	—
Investment securities sold	120,709,133	3,516,641	1,388,985	—	2,593,492	12,302,508
Fund shares sold	9,770,736	1,345,842	11,967	707,382	458,933	1,080,951
Dividends and interest	1,025,611	150,812	267,232	40,922	57,160	38,378
Securities lending income	173,273	—	—	1,559	187	28,213
Tax reclaims	—	—	56,850	—	—	—
Other assets	161,724	49,005	24,822	49,130	51,486	81,186
Total assets	14,349,806,041	883,655,549	234,891,016	896,667,067	179,330,141	1,028,656,336
Liabilities:
Obligation to return securities lending collateral	292,714,891	—	—	3,984,420	—	27,305,204
Payables:
Investment securities purchased	73,677,651	6,590,316	2,347,117	448,800	2,416,955	5,765,448
Fund shares redeemed	45,952,899	976,170	79,555	869,835	76,455	764,845
Investment management fees	8,282,139	520,756	87,439	537,449	104,988	647,427
Transfer agent fees	1,759,865	102,231	51,130	147,646	26,700	132,574
Accounting services fees	326,356	24,463	7,513	25,628	5,812	27,231
Board of Directors' fees	48,328	2,356	624	2,718	480	2,826
Distribution fees	219,229	17,294	8,455	13,148	2,774	23,552
Accrued expenses	532,676	77,887	29,969	53,738	30,913	84,184
Total liabilities	423,514,034	8,311,473	2,611,802	6,083,382	2,665,077	34,753,291
Net assets	$ 13,926,292,007	$ 875,344,076	$ 232,279,214	$ 890,583,685	$ 176,665,064	$ 993,903,045
Summary of Net Assets:
Capital stock and paid-in-capital	$ 7,969,271,648	$ 611,617,346	$ 157,414,123	$ 461,279,698	$ 141,214,034	$ 615,429,120
Distributable earnings (loss)	5,957,020,359	263,726,730	74,865,091	429,303,987	35,451,030	378,473,925
Net assets	$ 13,926,292,007	$ 875,344,076	$ 232,279,214	$ 890,583,685	$ 176,665,064	$ 993,903,045
Shares authorized	1,105,000,000	475,000,000	22,110,000,000	22,100,000,000	860,000,000	525,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0001	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 37.01	$ 18.14	$ 26.27	$ 64.88	$ 13.36	$ 30.24
Maximum offering price per share	39.16	19.20	27.80	68.66	14.14	32.00
Shares outstanding	93,132,686	20,066,591	7,168,371	3,946,506	4,453,228	16,633,361
Net Assets	$ 3,446,674,196	$ 363,954,790	$ 188,343,780	$ 256,060,898	$ 59,496,447	$ 502,922,732
Class C: Net asset value per share	$ 22.89	$ 14.28	$ 22.22	$ 41.34	$ 11.48	$ 17.65
Shares outstanding	16,668,511	625,465	152,850	196,001	269,928	528,252
Net Assets	$ 381,566,370	$ 8,930,558	$ 3,396,750	$ 8,102,065	$ 3,098,190	$ 9,324,284
Class I: Net asset value per share	$ 38.77	$ 18.36	$ 25.93	$ 69.03	$ 13.40	$ 32.69
Shares outstanding	102,151,916	1,378,009	777,224	1,740,371	2,455,556	1,817,737
Net Assets	$ 3,960,712,874	$ 25,307,031	$ 20,153,140	$ 120,134,654	$ 32,905,244	$ 59,420,781
Class R3: Net asset value per share	$ 41.94	$ 19.18	$ 26.71	$ 63.50	$ 13.91	$ 33.41
Shares outstanding	2,387,205	363,519	41,118	136,011	66,944	464,762
Net Assets	$ 100,112,898	$ 6,973,073	$ 1,098,399	$ 8,637,022	$ 931,035	$ 15,527,252
Class R4: Net asset value per share	$ 44.51	$ 19.64	$ 27.02	$ 67.99	$ 14.13	$ 36.39
Shares outstanding	4,254,090	534,644	176,691	310,290	3,745	421,042
Net Assets	$ 189,348,282	$ 10,502,401	$ 4,774,827	$ 21,098,002	$ 52,909	$ 15,320,411
Class R5: Net asset value per share	$ 46.54	$ 19.97	$ 27.30	$ 72.91	$ 14.10	$ 39.26
Shares outstanding	6,864,261	107,248	11,721	1,190,292	1,717	172,754
Net Assets	$ 319,470,199	$ 2,142,225	$ 320,014	$ 86,787,952	$ 24,204	$ 6,782,371
The accompanying notes are an integral part of these financial statements.
84

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class R6: Net asset value per share	$ 47.29	$ —	$ 27.38	$ 74.32	$ 14.10	$ 40.33
Shares outstanding	35,096,226	—	9,388	1,142,459	106,993	147,632
Net Assets	$ 1,659,581,715	$ —	$ 257,072	$ 84,908,124	$ 1,508,417	$ 5,953,999
Class Y: Net asset value per share	$ 47.18	$ 20.02	$ 27.34	$ 74.28	$ 14.07	$ 40.25
Shares outstanding	20,567,777	764,775	64,137	3,613,498	138,316	1,132,719
Net Assets	$ 970,296,215	$ 15,307,456	$ 1,753,297	$ 268,416,456	$ 1,946,741	$ 45,590,067
Class F: Net asset value per share	$ 39.01	$ 18.37	$ 25.84	$ 69.43	$ 13.40	$ 32.96
Shares outstanding	74,310,824	24,077,883	471,493	524,816	5,724,378	10,106,323
Net Assets	$ 2,898,529,258	$ 442,226,542	$ 12,181,935	$ 36,438,512	$ 76,701,877	$ 333,061,148
Cost of investments	$ 9,586,734,086	$ 672,390,795	$ 170,957,656	$ 610,210,039	$ 149,661,861	$ 837,411,971
Cost of investments in affiliated investments	$ 102,451,938	$ —	$ —	$ —	$ —	$ —
Cost of foreign currency	$ —	$ —	$ 7	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 285,537,889	$ —	$ —	$ 4,006,025	$ —	$ 26,917,675
The accompanying notes are an integral part of these financial statements.
85

Hartford Domestic Equity Funds
 Statements of Operations
For the Year Ended October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$ 86,490,916	$ 136,795,634	$ 252,552,716	$ 117,001,201	$ 19,108,988	$ 14,937,666
Interest	65,550	87,235	141,932	36,912	44,144	15,034
Securities lending	202,085	22,622	121,350	63,536	352,094	230,464
Less: Foreign tax withheld	(72,342)	—	(1,936,818)	(1,010,207)	—	(231,932)
Total investment income, net	86,686,209	136,905,491	250,879,180	116,091,442	19,505,226	14,951,232
Expenses:
Investment management fees	49,676,683	37,136,213	74,151,966	27,914,942	53,553,149	14,240,330
Transfer agent fees
Class A	5,618,496	1,337,171	3,867,964	1,420,724	2,973,184	972,857
Class C	233,282	473,195	197,771	194,796	336,435	190,269
Class I	561,597	3,641,597	2,124,231	1,118,898	1,808,294	437,635
Class R3	102,666	124,063	142,586	76,152	116,044	71,469
Class R4	58,152	309,598	144,060	71,423	123,907	41,440
Class R5	41,188	218,565	232,793	82,493	26,392	14,983
Class R6	467	21,916	14,330	2,935	2,395	225
Class Y	129,824	810,008	1,078,791	103,232	576,983	129,123
Class F	6,368	23,756	25,744	11,470	7,437	1,462
Distribution fees
Class A	13,797,055	3,691,312	10,669,520	4,259,988	8,682,038	2,141,127
Class C	1,723,108	5,375,759	1,591,467	1,893,578	3,387,379	1,466,784
Class R3	233,602	299,348	324,593	180,149	266,089	171,257
Class R4	90,159	529,775	239,606	116,696	195,851	66,369
Custodian fees	15,440	35,714	32,206	15,714	31,974	25,607
Registration and filing fees	159,815	502,930	408,671	200,502	269,303	152,383
Accounting services fees	1,079,266	1,601,426	1,754,140	659,987	1,094,466	255,936
Board of Directors' fees	192,690	297,825	322,741	116,960	200,727	43,699
Audit and tax fees	39,415	22,156	22,376	22,060	38,555	25,652
Other expenses	614,691	813,780	953,884	412,099	562,864	167,975
Total expenses (before waivers, reimbursements and fees paid indirectly)	74,373,964	57,266,107	98,299,440	38,874,798	74,253,466	20,616,582
Transfer agent fee waivers	(17,901)	(131,049)	(682,575)	(10,138)	(48,828)	(20,235)
Distribution fee reimbursements	(229,280)	(101,307)	(105,853)	(16,158)	(241,569)	(28,670)
Commission recapture	(49,870)	(9,920)	(44,995)	(11,719)	(75,072)	(5,949)
Total waivers, reimbursements and fees paid indirectly	(297,051)	(242,276)	(833,423)	(38,015)	(365,469)	(54,854)
Total expenses	74,076,913	57,023,831	97,466,017	38,836,783	73,887,997	20,561,728
Net Investment Income (Loss)	12,609,296	79,881,660	153,413,163	77,254,659	(54,382,771)	(5,610,496)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	1,086,100,955	335,569,531	700,954,383	364,674,920	1,724,290,896	183,813,447
Futures contracts	31,660,302	31,391,264	—	—	—	—
Other foreign currency transactions	(17,591)	—	(2,510)	2,657	(10,450)	18,863
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,117,743,666	366,960,795	700,951,873	364,677,577	1,724,280,446	183,832,310
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	952,494,489	2,961,617,485	3,492,438,056	993,084,121	264,839,851	154,309,751
Futures contracts	8,707,449	2,034,977	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(5,142)	—	—	7,558	521	(23,898)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	961,196,796	2,963,652,462	3,492,438,056	993,091,679	264,840,372	154,285,853
The accompanying notes are an integral part of these financial statements.
86

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,078,940,462	3,330,613,257	4,193,389,929	1,357,769,256	1,989,120,818	338,118,163
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,091,549,758	$ 3,410,494,917	$ 4,346,803,092	$ 1,435,023,915	$ 1,934,738,047	$ 332,507,667
The accompanying notes are an integral part of these financial statements.
87

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$ 201,741,540	$ 9,689,704	$ 5,142,877	$ 4,503,518	$ 2,918,048	$ 1,513,669
Interest	9,579	3,064	1,565	1,721	377	7,668
Securities lending	702,498	—	—	159,387	2,639	346,655
Less: Foreign tax withheld	(34,024)	(42,560)	(63,015)	—	(11,114)	—
Total investment income, net	202,419,593	9,650,208	5,081,427	4,664,626	2,909,950	1,867,992
Expenses:
Investment management fees	105,484,421	5,708,276	960,238	6,588,557	988,172	7,498,454
Transfer agent fees
Class A	3,224,605	525,217	287,037	434,824	109,933	633,628
Class C	466,043	19,328	9,424	16,511	7,053	21,265
Class I	5,476,633	18,055	14,892	85,250	22,563	55,197
Class R3	232,025	15,170	2,299	21,357	1,603	36,452
Class R4	359,131	17,280	8,164	42,331	78	25,118
Class R5	398,704	2,335	344	95,217	37	6,936
Class R6	50,732	—	22	2,254	12	147
Class Y	1,270,095	19,048	1,074	305,889	1,396	27,139
Class F	39,723	7,768	213	517	234	5,868
Distribution fees
Class A	8,471,369	828,375	436,747	625,134	132,935	1,232,988
Class C	4,218,510	102,470	37,720	126,505	28,540	103,748
Class R3	527,886	34,514	5,233	48,579	3,705	82,922
Class R4	534,779	25,439	12,163	64,892	117	38,523
Custodian fees	164,146	1,797	2,214	10,358	4,304	17,381
Registration and filing fees	305,049	125,290	116,885	124,937	117,008	162,594
Accounting services fees	2,146,175	129,561	36,768	146,956	24,971	150,619
Board of Directors' fees	387,370	20,880	5,478	23,271	3,942	25,512
Audit and tax fees	22,535	21,877	22,026	21,583	21,903	31,645
Other expenses	1,432,803	174,542	37,216	88,724	30,675	177,502
Total expenses (before waivers, reimbursements and fees paid indirectly)	135,212,734	7,797,222	1,996,157	8,873,646	1,499,181	10,333,638
Expense waivers	—	—	(55,447)	—	(37,080)	—
Transfer agent fee waivers	(857,805)	(602)	—	(153,731)	—	—
Distribution fee reimbursements	(117,703)	(7,915)	(9,920)	(20,310)	(5,356)	(23,248)
Commission recapture	(46,666)	(13,118)	(362)	(10,002)	(1,043)	(20,274)
Total waivers, reimbursements and fees paid indirectly	(1,022,174)	(21,635)	(65,729)	(184,043)	(43,479)	(43,522)
Total expenses	134,190,560	7,775,587	1,930,428	8,689,603	1,455,702	10,290,116
Net Investment Income (Loss)	68,229,033	1,874,621	3,150,999	(4,024,977)	1,454,248	(8,422,124)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	1,762,635,518	100,033,121	13,598,690	174,617,463	17,238,965	218,358,576
Investments in affiliated investments	(55,422,395)	—	—	—	—	1,364,479
Other foreign currency transactions	—	3,431	215	—	4,312	184
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,707,213,123	100,036,552	13,598,905	174,617,463	17,243,277	219,723,239
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	2,562,166,242	189,407,923	56,452,184	106,905,409	29,174,321	8,069,059
Investments in affiliated investments	127,853,845	—	—	—	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	2,690,020,087	189,407,923	56,452,184	106,905,409	29,174,321	8,069,059
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,397,233,210	289,444,475	70,051,089	281,522,872	46,417,598	227,792,298
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4,465,462,243	$ 291,319,096	$ 73,202,088	$ 277,497,895	$ 47,871,846	$ 219,370,174
The accompanying notes are an integral part of these financial statements.
88

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets
For the Year Ended October 31, 2021

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 12,609,296	$ 35,121,555	$ 79,881,660	$ 68,377,330
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,117,743,666	321,998,365	366,960,795	(54,681,104)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	961,196,796	174,640,236	2,963,652,462	762,997,999
Net Increase (Decrease) in Net Assets Resulting from Operations	2,091,549,758	531,760,156	3,410,494,917	776,694,225
Distributions to Shareholders:
Class A	(256,624,217)	(233,332,626)	(7,166,565)	(22,933,276)
Class C	(12,630,524)	(16,172,531)	—	(8,130,633)
Class I	(33,651,291)	(33,414,797)	(26,510,048)	(50,034,683)
Class R3	(1,911,571)	(1,922,241)	(145,253)	(766,121)
Class R4	(1,459,215)	(1,528,792)	(972,045)	(3,662,366)
Class R5	(1,629,937)	(1,654,005)	(1,462,901)	(6,433,518)
Class R6	(638,212)	(3,567,961)	(6,940,312)	(7,619,916)
Class Y	(4,992,537)	(8,300,069)	(5,937,551)	(10,460,626)
Class F	(42,410,229)	(40,192,877)	(21,751,271)	(48,473,881)
Total distributions	(355,947,733)	(340,085,899)	(70,885,946)	(158,515,020)
Capital Share Transactions:
Sold	338,608,621	393,860,254	3,592,112,670	4,431,360,869
Issued on reinvestment of distributions	343,956,936	327,641,306	67,490,064	151,792,918
Redeemed	(1,039,938,487)	(1,497,856,000)	(2,927,339,187)	(2,300,491,319)
Net increase (decrease) from capital share transactions	(357,372,930)	(776,354,440)	732,263,547	2,282,662,468
Net Increase (Decrease) in Net Assets	1,378,229,095	(584,680,183)	4,071,872,518	2,900,841,673
Net Assets:
Beginning of period	6,356,957,117	6,941,637,300	8,592,752,431	5,691,910,758
End of period	$ 7,735,186,212	$ 6,356,957,117	$ 12,664,624,949	$ 8,592,752,431
The accompanying notes are an integral part of these financial statements.
89

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 153,413,163	$ 159,576,823	$ 77,254,659	$ 76,499,402
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	700,951,873	194,550,105	364,677,577	41,190,676
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	3,492,438,056	(496,987,234)	993,091,679	(294,473,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,346,803,092	(142,860,306)	1,435,023,915	(176,783,108)
Distributions to Shareholders:
Class A	(124,272,767)	(160,312,321)	(41,652,685)	(123,227,802)
Class C	(3,956,164)	(7,036,533)	(3,698,845)	(20,643,364)
Class I	(71,985,276)	(56,365,416)	(33,459,498)	(79,079,559)
Class R3	(1,696,101)	(2,526,370)	(781,704)	(3,167,178)
Class R4	(2,690,217)	(4,441,817)	(1,147,861)	(4,104,853)
Class R5	(6,848,052)	(8,627,986)	(2,137,950)	(6,408,419)
Class R6	(9,408,231)	(6,208,413)	(2,007,112)	(4,420,613)
Class Y	(30,895,801)	(32,073,450)	(2,882,683)	(8,372,101)
Class F	(117,659,277)	(133,641,614)	(30,248,716)	(77,653,805)
Total distributions	(369,411,886)	(411,233,920)	(118,017,054)	(327,077,694)
Capital Share Transactions:
Sold	4,029,585,831	2,466,834,298	771,725,035	870,782,771
Issued on reinvestment of distributions	354,750,045	395,743,447	113,763,031	313,924,345
Redeemed	(2,883,515,258)	(2,162,912,714)	(999,427,216)	(1,064,410,832)
Net increase (decrease) from capital share transactions	1,500,820,618	699,665,031	(113,939,150)	120,296,284
Net Increase (Decrease) in Net Assets	5,478,211,824	145,570,805	1,203,067,711	(383,564,518)
Net Assets:
Beginning of period	9,188,890,256	9,043,319,451	3,692,045,187	4,075,609,705
End of period	$ 14,667,102,080	$ 9,188,890,256	$ 4,895,112,898	$ 3,692,045,187
The accompanying notes are an integral part of these financial statements.
90

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ (54,382,771)	$ (29,916,479)	$ (5,610,496)	$ (4,395,168)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,724,280,446	1,058,626,660	183,832,310	203,398,936
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	264,840,372	1,003,071,867	154,285,853	73,940,755
Net Increase (Decrease) in Net Assets Resulting from Operations	1,934,738,047	2,031,782,048	332,507,667	272,944,523
Distributions to Shareholders:
Class A	(423,673,541)	(132,324,071)	(93,880,300)	(43,738,879)
Class C	(94,842,287)	(33,402,683)	(22,672,232)	(11,289,417)
Class I	(234,064,363)	(86,336,894)	(44,908,247)	(18,502,650)
Class R3	(7,102,825)	(2,788,128)	(3,747,674)	(2,132,500)
Class R4	(9,398,654)	(3,725,988)	(2,881,694)	(1,601,341)
Class R5	(2,988,257)	(1,419,176)	(1,201,964)	(362,224)
Class R6	(5,296,402)	(1,357,539)	(438,736)	(138,636)
Class Y	(53,966,607)	(8,936,697)	(10,597,239)	(4,160,454)
Class F	(109,670,067)	(31,543,831)	(4,009,747)	(1,805,276)
Total distributions	(941,003,003)	(301,835,007)	(184,337,833)	(83,731,377)
Capital Share Transactions:
Sold	1,412,684,010	1,236,652,514	254,406,423	225,456,081
Issued on reinvestment of distributions	867,858,722	276,247,055	175,117,607	79,518,799
Redeemed	(1,585,916,069)	(1,570,077,091)	(314,733,008)	(300,020,713)
Net increase (decrease) from capital share transactions	694,626,663	(57,177,522)	114,791,022	4,954,167
Net Increase (Decrease) in Net Assets	1,688,361,707	1,672,769,519	262,960,856	194,167,313
Net Assets:
Beginning of period	6,395,107,228	4,722,337,709	1,465,668,588	1,271,501,275
End of period	$ 8,083,468,935	$ 6,395,107,228	$ 1,728,629,444	$ 1,465,668,588
The accompanying notes are an integral part of these financial statements.
91

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 68,229,033	$ (10,215,371)	$ 1,874,621	$ 4,875,802
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,707,213,123	1,702,763,140	100,036,552	(39,228,979)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,690,020,087	(766,119,265)	189,407,923	(52,936,953)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,465,462,243	926,428,504	291,319,096	(87,290,130)
Distributions to Shareholders:
Class A	(347,506,316)	(150,147,304)	(837,738)	(9,305,290)
Class C	(72,065,078)	(38,059,233)	—	(469,443)
Class I	(475,898,575)	(215,894,776)	(113,371)	(986,601)
Class R3	(10,341,121)	(4,574,098)	—	(194,286)
Class R4	(21,473,620)	(11,938,522)	(19,877)	(330,164)
Class R5	(36,606,303)	(21,826,289)	(9,446)	(46,111)
Class R6	(171,635,482)	(75,768,819)	—	—
Class Y	(114,448,304)	(67,701,427)	(91,721)	(388,031)
Class F	(294,576,639)	(117,154,616)	(2,424,869)	(10,736,193)
Total distributions	(1,544,551,438)	(703,065,084)	(3,497,022)	(22,456,119)
Capital Share Transactions:
Sold	2,014,553,894	3,049,644,964	146,817,585	143,137,588
Issued on reinvestment of distributions	1,483,163,109	674,235,988	3,487,144	22,332,350
Redeemed	(5,460,496,113)	(4,890,549,843)	(162,560,509)	(161,706,044)
Net increase (decrease) from capital share transactions	(1,962,779,110)	(1,166,668,891)	(12,255,780)	3,763,894
Net Increase (Decrease) in Net Assets	958,131,695	(943,305,471)	275,566,294	(105,982,355)
Net Assets:
Beginning of period	12,968,160,312	13,911,465,783	599,777,782	705,760,137
End of period	$ 13,926,292,007	$ 12,968,160,312	$ 875,344,076	$ 599,777,782
The accompanying notes are an integral part of these financial statements.
92

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Quality Value Fund		The Hartford Small Cap Growth Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 3,150,999	$ 4,115,456	$ (4,024,977)	$ (2,708,736)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	13,598,905	(2,408,260)	174,617,463	76,991,681
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	56,452,184	(16,678,797)	106,905,409	50,280,658
Net Increase (Decrease) in Net Assets Resulting from Operations	73,202,088	(14,971,601)	277,497,895	124,563,603
Distributions to Shareholders:
Class A	(3,241,327)	(8,585,823)	(16,552,797)	(3,152,385)
Class C	(63,247)	(334,835)	(1,531,478)	(371,513)
Class I	(300,872)	(704,282)	(7,507,522)	(2,950,208)
Class R3	(17,729)	(57,990)	(683,476)	(162,662)
Class R4	(91,734)	(303,759)	(2,012,020)	(630,158)
Class R5	(5,775)	(12,405)	(5,481,575)	(1,205,841)
Class R6	(13,682)	(1,828)	(6,037,686)	(971,533)
Class Y	(10,318)	(33,830)	(17,719,809)	(5,261,028)
Class F	(258,522)	(650,547)	(3,391,955)	(693,277)
Total distributions	(4,003,206)	(10,685,299)	(60,918,318)	(15,398,605)
Capital Share Transactions:
Sold	21,527,878	14,502,495	158,407,323	261,523,570
Issued on reinvestment of distributions	3,936,286	10,505,584	58,369,869	14,907,961
Redeemed	(31,941,068)	(38,374,320)	(342,794,035)	(601,709,062)
Net increase (decrease) from capital share transactions	(6,476,904)	(13,366,241)	(126,016,843)	(325,277,531)
Net Increase (Decrease) in Net Assets	62,721,978	(39,023,141)	90,562,734	(216,112,533)
Net Assets:
Beginning of period	169,557,236	208,580,377	800,020,951	1,016,133,484
End of period	$ 232,279,214	$ 169,557,236	$ 890,583,685	$ 800,020,951
The accompanying notes are an integral part of these financial statements.
93

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 1,454,248	$ 1,079,397	$ (8,422,124)	$ (3,224,456)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	17,243,277	(8,845,626)	219,723,239	80,687,603
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	29,174,321	(8,048,202)	8,069,059	109,288,045
Net Increase (Decrease) in Net Assets Resulting from Operations	47,871,846	(15,814,431)	219,370,174	186,751,192
Distributions to Shareholders:
Class A	(363,877)	(2,971,162)	(42,313,500)	(19,581,596)
Class C	(3,950)	(232,432)	(1,604,568)	(922,638)
Class I	(54,057)	(419,421)	(3,566,682)	(1,641,458)
Class R3	(3,498)	(37,274)	(1,394,856)	(795,519)
Class R4	(362)	(4,174)	(1,251,522)	(754,352)
Class R5	(148)	(730)	(377,954)	(157,911)
Class R6	(3,866)	(7,037)	(128,962)	(5,772)
Class Y	(3,913)	(28,438)	(1,778,231)	(1,571,493)
Class F	(666,330)	(3,318,166)	(24,289,826)	(11,316,929)
Total distributions	(1,100,001)	(7,018,834)	(76,706,101)	(36,747,668)
Capital Share Transactions:
Sold	82,135,100	14,194,625	307,799,887	102,088,209
Issued on reinvestment of distributions	1,094,882	6,977,511	76,133,999	36,543,865
Redeemed	(32,701,037)	(23,873,812)	(262,911,327)	(164,590,834)
Net increase (decrease) from capital share transactions	50,528,945	(2,701,676)	121,022,559	(25,958,760)
Net Increase (Decrease) in Net Assets	97,300,790	(25,534,941)	263,686,632	124,044,764
Net Assets:
Beginning of period	79,364,274	104,899,215	730,216,413	606,171,649
End of period	$ 176,665,064	$ 79,364,274	$ 993,903,045	$ 730,216,413
The accompanying notes are an integral part of these financial statements.
94

Hartford Domestic Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2021
A	$ 38.39	$ 0.05	$ 12.59	$ 12.64	$ (0.15)	$ (1.99)	$ (2.14)	$ 48.89	33.83%	$ 5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.65	12.83	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.77	14.80	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.10	15.30	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$ 37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
For the Year Ended October 31, 2019
A	$ 37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
For the Year Ended October 31, 2018
A	$ 41.86	$ 0.15	$ 1.45	$ 1.60	$ (0.26)	$ (5.32)	$ (5.58)	$ 37.88	3.92%	$ 4,742,846	1.07%	1.06%	0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81	1.81	(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78	0.78	0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42	1.41	0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10	1.10	0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80	0.80	0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70	0.70	0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71	0.71	0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70	0.70	0.75	108
The accompanying notes are an integral part of these financial statements.
95

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2017
A	$ 34.49	$ 0.13	$ 7.39	$ 7.52	$ (0.15)	$ —	$ (0.15)	$ 41.86	21.86%	$ 4,613,982	1.09% (4)	1.08% (4)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82 (4)	1.82 (4)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81 (4)	0.81 (4)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42 (4)	1.40 (4)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11 (4)	1.11 (4)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81 (4)	0.80 (4)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71 (4)	0.71 (4)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72 (4)	0.72 (4)	0.70	123
F (5)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (6)	1,103,972	0.71 (4)(7)	0.71 (4)(7)	0.65 (7)	123
Hartford Core Equity Fund
For the Year Ended October 31, 2021
A	$ 36.04	$ 0.23	$ 13.36	$ 13.59	$ (0.22)	$ —	$ (0.22)	$ 49.41	37.85%	$ 1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
For the Year Ended October 31, 2020
A	$ 33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
For the Year Ended October 31, 2019
A	$ 30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
The accompanying notes are an integral part of these financial statements.
96

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2018
A	$ 28.53	$ 0.22	$ 2.42	$ 2.64	$ (0.25)	$ (0.75)	$ (1.00)	$ 30.17	9.41%	$ 666,354	0.74%	0.74%	0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48	—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47	1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10	0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76	0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49	0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39	1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42	1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39	1.09	22
For the Year Ended October 31, 2017
A	$ 23.87	$ 0.27	$ 4.70	$ 4.97	$ (0.12)	$ (0.19)	$ (0.31)	$ 28.53	21.06%	$ 631,817	0.75%	0.75%	1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50	0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52	1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09	0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79	1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49	1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41	1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42	1.33	39
F (5)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (6)	585,057	0.41 (7)	0.41 (7)	1.39 (7)	39
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2021
A	$ 24.26	$ 0.33	$ 10.63	$ 10.96	$ (0.33)	$ (0.57)	$ (0.90)	$ 34.32	46.01%	$ 4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
For the Year Ended October 31, 2020
A	$ 25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
The accompanying notes are an integral part of these financial statements.
97

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$ 25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
For the Year Ended October 31, 2018
A	$ 27.46	$ 0.39	$ 0.80	$ 1.19	$ (0.38)	$ (2.64)	$ (3.02)	$ 25.63	4.38%	$ 3,521,062	0.99%	0.99%	1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75	0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73	1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35	1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04	1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74	1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64	1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68	1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64	1.84	31
For the Year Ended October 31, 2017
A	$ 23.49	$ 0.39	$ 4.75	$ 5.14	$ (0.38)	$ (0.79)	$ (1.17)	$ 27.46	22.40%	$ 3,619,123	1.00%	1.00%	1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74	0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80	1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35	1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05	1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74	1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64	1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66	1.94	26
F (5)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (6)	2,570,906	0.64 (7)	0.64 (7)	1.66 (7)	26
The Hartford Equity Income Fund
For the Year Ended October 31, 2021
A	$ 17.55	$ 0.34	$ 6.50	$ 6.84	$ (0.34)	$ (0.20)	$ (0.54)	$ 23.85	39.45%	$ 1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
The accompanying notes are an integral part of these financial statements.
98

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2020
A	$ 19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$ 19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
For the Year Ended October 31, 2018
A	$ 20.64	$ 0.38	$ (0.24)	$ 0.14	$ (0.35)	$ (1.04)	$ (1.39)	$ 19.39	0.49%	$ 1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22
For the Year Ended October 31, 2017
A	$ 17.97	$ 0.35	$ 3.24	$ 3.59	$ (0.32)	$ (0.60)	$ (0.92)	$ 20.64	20.51%	$ 1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F (5)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (6)	674,626	0.66 (7)	0.66 (7)	1.84 (7)	16
The accompanying notes are an integral part of these financial statements.
99

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2021
A	$ 54.65	$ (0.47)	$ 15.83	$ 15.36	$ —	$ (7.91)	$ (7.91)	$ 62.10	30.45%	$ 3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$ 39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
For the Year Ended October 31, 2019
A	$ 45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
For the Year Ended October 31, 2018
A	$ 46.20	$ (0.29)	$ 3.86	$ 3.57	$ —	$ (3.88)	$ (3.88)	$ 45.89	8.31%	$ 2,013,200	1.11%	1.11%	(0.61)%	122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85	(1.35)	122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84	(0.34)	122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45	(0.95)	122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15	(0.65)	122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86	(0.35)	122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75	(0.26)	122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78	(0.28)	122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75	(0.25)	122
The accompanying notes are an integral part of these financial statements.
100

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2017
A	$ 37.66	$ (0.23)	$ 10.17	$ 9.94	$ —	$ (1.40)	$ (1.40)	$ 46.20	27.40%	$ 1,914,743	1.11%	1.10%	(0.57)%	119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86	(1.32)	119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89	(0.35)	119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45	(0.92)	119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15	(0.62)	119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85	(0.32)	119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75	(0.26)	119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77	(0.22)	119
F (5)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (6)	617,087	0.75 (7)	0.75 (7)	(0.34) (7)	119
The Hartford Healthcare Fund
For the Year Ended October 31, 2021
A	$ 40.91	$ (0.15)	$ 8.98	$ 8.83	$ —	$ (5.17)	$ (5.17)	$ 44.57	22.88%	$ 883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	— (8)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	— (9)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	— (8)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	— (9)	51
For the Year Ended October 31, 2020
A	$ 35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
For the Year Ended October 31, 2019
A	$ 34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	— (8)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6 (10)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25 (6)	1,341	0.91 (7)	0.91 (7)	0.06 (7)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
The accompanying notes are an integral part of these financial statements.
101

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2018
A	$ 34.86	$ (0.14)	$ 1.45	$ 1.31	$ —	$ (1.79)	$ (1.79)	$ 34.38	3.86%	$ 682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27
For the Year Ended October 31, 2017
A	$ 30.96	$ (0.12)	$ 7.04	$ 6.92	$ —	$ (3.02)	$ (3.02)	$ 34.86	24.28%	$ 714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F (5)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33 (6)	61,710	0.90 (7)	0.90 (7)	0.04 (7)	23
The Hartford MidCap Fund
For the Year Ended October 31, 2021
A	$ 30.63	$ 0.10	$ 10.24	$ 10.34	$ —	$ (3.96)	$ (3.96)	$ 37.01	35.51%	$ 3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
For the Year Ended October 31, 2020
A	$ 30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00 (8)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00 (9)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$ 30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00 (8)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
The accompanying notes are an integral part of these financial statements.
102

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2018
A	$ 30.36	$ (0.12)	$ 1.20	$ 1.08	$ —	$ (1.41)	$ (1.41)	$ 30.03	3.63%	$ 2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37
For the Year Ended October 31, 2017
A	$ 24.25	$ (0.11)	$ 7.00	$ 6.89	$ —	$ (0.78)	$ (0.78)	$ 30.36	29.02%	$ 2,482,275	1.13%	1.12%	(0.38)%	30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)	30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)	30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)	30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)	30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)	30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)	30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)	30
F (5)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19 (6)	1,244,732	0.76 (7)	0.76 (7)	(0.15) (7)	30
The Hartford MidCap Value Fund
For the Year Ended October 31, 2021
A	$ 12.21	$ —(8)	$ 5.97	$ 5.97	$ (0.04)	$ —	$ (0.04)	$ 18.14	48.99%	$ 363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	— (8)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$ 14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00) (8)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$ 14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
The accompanying notes are an integral part of these financial statements.
103

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2018
A	$ 15.62	$ 0.03	$ (0.72)	$ (0.69)	$ —	$ (0.39)	$ (0.39)	$ 14.54	(4.56)%	$ 284,646	1.22%	1.22%	0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97	(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90	0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52	(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22	0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91	0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86	0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80	0.61	49
For the Year Ended October 31, 2017
A	$ 13.98	$ 0.01	$ 2.65	$ 2.66	$ —	$ (1.02)	$ (1.02)	$ 15.62	19.67%	$ 291,082	1.23%	1.23%	0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96	(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10	0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52	(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21	0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91	0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82	0.48	40
F (5)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28 (6)	238,682	0.81 (7)	0.81 (7)	0.46 (7)	40
Hartford Quality Value Fund
For the Year Ended October 31, 2021
A	$ 18.61	$ 0.34	$ 7.76	$ 8.10	$ (0.44)	$ —	$ (0.44)	$ 26.27	44.08%	$ 188,344	0.97%	0.94%	1.44%	21%
C	15.78	0.14	6.57	6.71	(0.27)	—	(0.27)	22.22	42.97	3,397	1.80	1.71	0.71	21
I	18.37	0.41	7.65	8.06	(0.50)	—	(0.50)	25.93	44.56	20,153	0.65	0.63	1.73	21
R3	18.92	0.29	7.89	8.18	(0.39)	—	(0.39)	26.71	43.73	1,098	1.27	1.17	1.22	21
R4	19.13	0.37	7.97	8.34	(0.45)	—	(0.45)	27.02	44.20	4,775	0.97	0.88	1.50	21
R5	19.32	0.43	8.06	8.49	(0.51)	—	(0.51)	27.30	44.59	320	0.67	0.62	1.76	21
R6	19.38	0.48	8.06	8.54	(0.54)	—	(0.54)	27.38	44.79	257	0.56	0.46	1.95	21
Y	19.35	0.44	8.07	8.51	(0.52)	—	(0.52)	27.34	44.65	1,753	0.66	0.57	1.74	21
F	18.31	0.45	7.62	8.07	(0.54)	—	(0.54)	25.84	44.84	12,182	0.56	0.46	1.92	21
For the Year Ended October 31, 2020
A	$ 21.11	$ 0.42	$ (1.85)	$ (1.43)	$ (0.48)	$ (0.59)	$ (1.07)	$ 18.61	(7.34)%	$ 140,154	1.03%	0.91%	2.19%	26%
C	18.05	0.23	(1.59)	(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)	3,673	1.82	1.71	1.38	26
I	20.85	0.48	(1.82)	(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)	10,927	0.67	0.56	2.53	26
R3	21.45	0.38	(1.89)	(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)	855	1.29	1.16	1.91	26
R4	21.68	0.44	(1.91)	(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)	3,887	0.98	0.87	2.21	26
R5	21.87	0.50	(1.92)	(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)	220	0.69	0.58	2.53	26
R6	21.93	0.50	(1.89)	(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)	485	0.58	0.46	2.53	26
Y	21.91	0.51	(1.93)	(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)	382	0.68	0.57	2.53	26
F	20.83	0.50	(1.82)	(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)	8,975	0.58	0.46	2.64	26
For the Year Ended October 31, 2019
A	$ 20.00	$ 0.38	$ 1.99	$ 2.37	$ (0.28)	$ (0.98)	$ (1.26)	$ 21.11	13.10%	$ 169,771	1.00%	0.90%	1.95%	23%
C	17.12	0.20	1.71	1.91	—	(0.98)	(0.98)	18.05	12.23	6,834	1.76	1.67	1.21	23
I	19.78	0.45	1.94	2.39	(0.34)	(0.98)	(1.32)	20.85	13.49	12,796	0.65	0.56	2.30	23
R3	20.29	0.34	2.01	2.35	(0.21)	(0.98)	(1.19)	21.45	12.78	1,240	1.27	1.16	1.69	23
R4	20.49	0.40	2.04	2.44	(0.27)	(0.98)	(1.25)	21.68	13.17	6,014	0.95	0.86	1.99	23
R5	20.67	0.47	2.04	2.51	(0.33)	(0.98)	(1.31)	21.87	13.46	230	0.67	0.58	2.33	23
R6	20.74	0.47	2.06	2.53	(0.36)	(0.98)	(1.34)	21.93	13.57	34	0.56	0.46	2.26	23
Y	20.72	0.47	2.05	2.52	(0.35)	(0.98)	(1.33)	21.91	13.50	622	0.64	0.55	2.29	23
F	19.77	0.48	1.92	2.40	(0.36)	(0.98)	(1.34)	20.83	13.58	11,040	0.55	0.46	2.52	23
The accompanying notes are an integral part of these financial statements.
104

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Quality Value Fund – (continued)
For the Year Ended October 31, 2018
A	$ 20.49	$ 0.31	$ 0.16	$ 0.47	$ (0.20)	$ (0.76)	$ (0.96)	$ 20.00	2.25%	$ 164,325	1.06%	1.04%	1.52%	85%
C	17.67	0.14	0.15	0.29	(0.08)	(0.76)	(0.84)	17.12	1.53	9,082	1.81	1.79	0.80	85
I	20.25	0.38	0.16	0.54	(0.25)	(0.76)	(1.01)	19.78	2.60	12,974	0.71	0.69	1.87	85
R3	20.70	0.26	0.17	0.43	(0.08)	(0.76)	(0.84)	20.29	2.03	1,075	1.34	1.30	1.26	85
R4	20.95	0.33	0.16	0.49	(0.19)	(0.76)	(0.95)	20.49	2.29	6,014	1.04	1.01	1.55	85
R5	21.13	0.38	0.17	0.55	(0.25)	(0.76)	(1.01)	20.67	2.57	504	0.74	0.72	1.76	85
R6 (11)	20.99	0.28	(0.53) (12)	(0.25)	—	—	—	20.74	(1.19) (6)	10	0.61 (7)	0.59 (7)	1.95 (7)	85
Y	21.19	0.40	0.17	0.57	(0.28)	(0.76)	(1.04)	20.72	2.65	601	0.68	0.66	1.90	85
F	20.26	0.39	0.17	0.56	(0.29)	(0.76)	(1.05)	19.77	2.71	88,336	0.62	0.60	1.94	85
For the Year Ended October 31, 2017
A	$ 17.94	$ 0.19	$ 2.64	$ 2.83	$ (0.14)	$ (0.14)	$ (0.28)	$ 20.49	15.89%	$ 180,059	1.20%	1.20%	0.95%	39%
C	15.52	0.04	2.28	2.32	(0.03)	(0.14)	(0.17)	17.67	15.05	20,312	1.93	1.93	0.22	39
I	17.75	0.24	2.60	2.84	(0.20)	(0.14)	(0.34)	20.25	16.19	15,561	0.94	0.94	1.22	39
R3	18.13	0.13	2.66	2.79	(0.08)	(0.14)	(0.22)	20.70	15.48	1,448	1.54	1.53	0.63	39
R4	18.34	0.19	2.70	2.89	(0.14)	(0.14)	(0.28)	20.95	15.87	7,550	1.20	1.20	0.96	39
R5	18.49	0.23	2.75	2.98	(0.20)	(0.14)	(0.34)	21.13	16.25	480	0.91	0.91	1.17	39
Y	18.55	0.27	2.73	3.00	(0.22)	(0.14)	(0.36)	21.19	16.32	1,052	0.83	0.83	1.31	39
F (5)	19.58	0.16	0.52	0.68	—	—	—	20.26	3.47 (6)	12,030	0.80 (7)	0.80 (7)	1.17 (7)	39
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2021
A	$ 51.35	$ (0.42)	$ 18.27	$ 17.85	$ —	$ (4.32)	$ (4.32)	$ 64.88	35.73%	$ 256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$ 45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
The accompanying notes are an integral part of these financial statements.
105

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2019
A	$ 55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	— (8)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
For the Year Ended October 31, 2018
A	$ 57.24	$ (0.33)	$ 1.03	$ 0.70	$ —	$ (2.74)	$ (2.74)	$ 55.20	1.20%	$ 203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66
For the Year Ended October 31, 2017
A	$ 44.55	$ (0.25)	$ 13.25	$ 13.00	$ —	$ (0.31)	$ (0.31)	$ 57.24	29.28%	$ 215,743	1.17%	1.16%	(0.48)%	56%
C	34.78	(0.48)	10.30	9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)	56
I	45.79	(0.18)	13.67	13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)	56
R3	44.42	(0.41)	13.19	12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)	56
R4	45.90	(0.26)	13.65	13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)	56
R5	47.52	(0.10)	14.15	14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)	56
R6	47.94	(0.06)	14.30	14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)	56
Y	48.00	(0.05)	14.29	14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)	56
F	52.62	(0.09)	6.53	6.44	—	—	—	59.06	12.24 (6)	47,409	0.75 (7)	0.75 (7)	(0.24) (7)	56
Hartford Small Cap Value Fund
For the Year Ended October 31, 2021
A	$ 8.29	$ 0.10	$ 5.06	$ 5.16	$ (0.09)	$ —	$ (0.09)	$ 13.36	62.61%	$ 59,496	1.30%	1.28%	0.78%	60%
C	7.12	— (8)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
The accompanying notes are an integral part of these financial statements.
106

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2020
A	$ 10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00) (8)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
For the Year Ended October 31, 2019
A	$ 13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
For the Year Ended October 31, 2018
A	$ 14.13	$ 0.04	$ 0.10	$ 0.14	$ (0.02)	$ (0.60)	$ (0.62)	$ 13.65	1.00%	$ 52,406	1.35%	1.29%	0.28%	68%
C	12.91	(0.06)	0.10	0.04	—	(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04	(0.44)	68
I	14.15	0.09	0.10	0.19	(0.06)	(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95	0.62	68
R3	14.50	0.03	0.09	0.12	—	(0.60)	(0.60)	14.02	0.82	529	1.62	1.43	0.18	68
R4	14.61	0.06	0.10	0.16	(0.01)	(0.60)	(0.61)	14.16	1.07	48	1.32	1.20	0.41	68
R5	14.63	0.10	0.10	0.20	(0.07)	(0.60)	(0.67)	14.16	1.39	36	1.02	0.90	0.71	68
R6	13.99	0.05	0.11	0.16	—	—	—	14.15	1.14 (6)	10	0.91 (7)	0.84 (7)	0.47 (7)	68
Y	14.66	0.11	0.10	0.21	(0.12)	(0.60)	(0.72)	14.15	1.42	646	0.96	0.85	0.74	68
F	14.16	0.11	0.09	0.20	(0.08)	(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84	0.80	68
For the Year Ended October 31, 2017
A	$ 11.56	$ 0.04	$ 2.63	$ 2.67	$ (0.10)	$ —	$ (0.10)	$ 14.13	23.19%	$ 53,057	1.28%	1.27%	0.32%	83%
C	10.58	(0.05)	2.40	2.35	(0.02)	—	(0.02)	12.91	22.24	11,081	2.03	2.01	(0.41)	83
I	11.58	0.08	2.63	2.71	(0.14)	—	(0.14)	14.15	23.53	3,225	1.01	1.00	0.60	83
R3	11.87	0.01	2.69	2.70	(0.07)	—	(0.07)	14.50	22.79	723	1.63	1.50	0.09	83
R4	11.94	0.05	2.70	2.75	(0.08)	—	(0.08)	14.61	23.11	113	1.36	1.20	0.36	83
R5	11.96	0.10	2.71	2.81	(0.14)	—	(0.14)	14.63	23.63	44	1.01	0.90	0.74	83
Y	12.00	0.11	2.71	2.82	(0.16)	—	(0.16)	14.66	23.58	1,242	0.86	0.85	0.78	83
F	13.22	0.05	0.89	0.94	—	—	—	14.16	7.11 (6)	86,675	0.88 (7)	0.85 (7)	0.52 (7)	83
The accompanying notes are an integral part of these financial statements.
107

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2021
A	$ 25.50	$ (0.30)	$ 7.82	$ 7.52	$ —	$ (2.78)	$ (2.78)	$ 30.24	30.50%	$ 502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
For the Year Ended October 31, 2020
A	$ 20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$ 22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91
For the Year Ended October 31, 2018
A	$ 20.34	$ (0.20)	$ 2.06	$ 1.86	$ —	$ —	$ —	$ 22.20	9.20%	$ 283,912	1.34%	1.33%	(0.87)%	104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10	(1.64)	104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05	(0.60)	104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55	(1.09)	104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25	(0.79)	104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95	(0.51)	104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90	(0.42)	104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90	(0.44)	104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90	(0.45)	104
The accompanying notes are an integral part of these financial statements.
108

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2017
A	$ 15.74	$ (0.12)	$ 4.72	$ 4.60	$ —	$ —	$ —	$ 20.34	29.16%	$ 252,187	1.39%	1.37%	(0.64)%	109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19	26,529	2.12	2.10	(1.40)	109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40	28,052	1.49	1.15	(0.51)	109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91	23,932	1.63	1.55	(0.84)	109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29	23,080	1.32	1.25	(0.53)	109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67	3,263	1.06	0.95	(0.20)	109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75	78	1.07	0.90	(0.38)	109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70	33,040	0.94	0.90	(0.08)	109
F (5)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49 (6)	81,831	0.92 (7)	0.90 (7)	(0.38) (7)	109

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Includes interest expense representing less than 0.005%.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than $0.01 per share.
(9)	Amount is less than 0.01%.
(10)	Commenced operations on February 28, 2019.
(11)	Commenced operations on February 28, 2018.
(12)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
The accompanying notes are an integral part of these financial statements.
109

Hartford Domestic Equity Funds
 Notes to Financial Statements
 October 31, 2021

1.	Organization:
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company" and collectively, the "Companies") are each an open-end registered management investment company comprised of thirty-six and thirteen series, respectively, as of October 31, 2021. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Capital Appreciation Fund (the "Capital Appreciation Fund")
Hartford Core Equity Fund (the "Core Equity Fund")
The Hartford Dividend and Growth Fund (the "Dividend and Growth Fund")
The Hartford Equity Income Fund (the "Equity Income Fund")
The Hartford Healthcare Fund (the "Healthcare Fund")
The Hartford MidCap Fund (the "MidCap Fund")
The Hartford MidCap Value Fund (the "MidCap Value Fund")
Hartford Small Cap Value Fund (the "Small Cap Value Fund")
The Hartford Small Company Fund (the "Small Company Fund")

The Hartford Mutual Funds II, Inc.:
The Hartford Growth Opportunities Fund (the "Growth Opportunities Fund")
Hartford Quality Value Fund (the "Quality Value Fund")
The Hartford Small Cap Growth Fund (the "Small Cap Growth Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. Core Equity Fund has registered for sale Class T shares. As of October 31, 2021, Class T shares have not commenced operations. Each Fund, except the MidCap Value Fund, has registered for sale Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class T shares have a front-end sales charge of up to 2.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective April 1, 2021, Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction
110

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the respective Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order
111

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund
112

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2021.
c)	Special Purpose Acquisition Companies – A Fund may invest in special purpose acquisition companies (“SPACs”) or similar special purpose entities. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their securities’ prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale. A Fund may enter into a contingent commitment with a SPAC to purchase shares of private investments in public equity investments (“PIPE”) if and when the SPAC completes its merger or acquisition; however if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional
113

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2021, each of Capital Appreciation Fund and Core Equity Fund had used futures contracts.
b)	Additional Derivative Instrument Information:
Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 6,601,053	$ —	$ 6,601,053
Total	$ —	$ —	$ —	$ 6,601,053	$ —	$ 6,601,053

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 31,660,302	$ —	$ 31,660,302
Total	$ —	$ —	$ —	$ 31,660,302	$ —	$ 31,660,302
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 8,707,449	$ —	$ 8,707,449
Total	$ —	$ —	$ —	$ 8,707,449	$ —	$ 8,707,449
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	471
114

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Core Equity Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 31,391,264	$ —	$ 31,391,264
Total	$ —	$ —	$ —	$ 31,391,264	$ —	$ 31,391,264
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 2,034,977	$ —	$ 2,034,977
Total	$ —	$ —	$ —	$ 2,034,977	$ —	$ 2,034,977
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	321
c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2021:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 6,601,053	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,601,053	—
Derivatives not subject to a MNA	(6,601,053)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
115

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2021 and October 31, 2020 are as follows:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$ 29,401,051	$ 326,546,682	$ 36,050,954	$ 304,034,945
Core Equity Fund	70,885,946	—	60,527,093	97,987,927
Dividend and Growth Fund	154,554,069	214,857,817	150,668,454	260,565,466
Equity Income Fund	75,881,176	42,135,878	71,168,447	255,909,247
Growth Opportunities Fund	361,398,386	579,604,617	—	301,835,007
Healthcare Fund	27,136,342	157,201,491	6,049,810	77,681,567
MidCap Fund	—	1,544,551,438	—	703,065,084
MidCap Value Fund	3,497,022	—	5,747,295	16,708,824
Quality Value Fund	4,003,206	—	4,852,723	5,832,576
Small Cap Growth Fund	14,305,053	46,613,265	—	15,398,605
Small Cap Value Fund	1,100,001	—	1,006,381	6,012,453
Small Company Fund	37,854,022	38,852,079	—	36,747,668

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
116

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

As of October 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$ 275,556,677	$ 808,192,672	$ 1,915,262,527	$ 2,999,011,876
Core Equity Fund	109,005,821	276,779,779	4,901,968,504	5,287,754,104
Dividend and Growth Fund	72,768,002	650,563,089	5,589,576,274	6,312,907,365
Equity Income Fund	23,718,521	327,557,472	1,593,602,175	1,944,878,168
Growth Opportunities Fund	625,300,617	929,828,549	1,849,084,764	3,404,213,930
Healthcare Fund	8,784,435	157,636,285	437,018,890	603,439,610
MidCap Fund	82,826,769	1,452,195,245	4,421,998,345	5,957,020,359
MidCap Value Fund	21,874,389	40,778,782	201,073,559	263,726,730
Quality Value Fund	3,297,860	11,016,024	60,551,207	74,865,091
Small Cap Growth Fund	—	150,799,913	278,504,074	429,303,987
Small Cap Value Fund	6,278,175	5,362,817	23,810,038	35,451,030
Small Company Fund	50,478,329	153,794,458	174,201,138	378,473,925
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future earnings distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$ 36,737,981	$ (36,737,981)
Equity Income Fund	26,760,727	(26,760,727)
Growth Opportunities Fund	105,922,139	(105,922,139)
Healthcare Fund	9,171,665	(9,171,665)
MidCap Fund	202,946,801	(202,946,801)
Small Cap Growth Fund	17,201,525	(17,201,525)
Small Company Fund	6,096,797	(6,096,797)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
The Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Small Company Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2021.
During the year ended October 31, 2021, Core Equity Fund utilized $46,847,127, MidCap Value Fund utilized $32,679,852, Quality Value Fund utilized $2,486,494, and Small Cap Value Fund utilized $5,504,390 of prior year capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2021 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from
117

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$ 5,872,665,229	$ 2,009,304,658	$ (93,968,052)	$ 1,915,336,606
Core Equity Fund	7,719,983,877	4,924,670,451	(22,701,947)	4,901,968,504
Dividend and Growth Fund	8,978,176,586	5,650,613,698	(61,037,424)	5,589,576,274
Equity Income Fund	3,317,882,290	1,622,736,076	(29,255,501)	1,593,480,575
Growth Opportunities Fund	6,218,207,281	2,015,361,057	(166,279,070)	1,849,081,987
Healthcare Fund	1,298,957,148	491,284,508	(54,256,116)	437,028,392
MidCap Fund	9,774,275,285	4,825,023,634	(403,025,289)	4,421,998,345
MidCap Value Fund	676,485,567	211,895,733	(10,822,174)	201,073,559
Quality Value Fund	171,434,329	61,682,308	(1,131,101)	60,551,207
Small Cap Growth Fund	611,625,591	322,908,546	(44,404,472)	278,504,074
Small Cap Value Fund	152,169,513	27,886,880	(4,076,842)	23,810,038
Small Company Fund	839,093,690	220,057,227	(45,856,089)	174,201,138
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of October 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
118

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Fund	Management Fee Rates
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion
Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion
MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion
Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC, was revised. Effective May 1, 2021, the fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. For the period November 1, 2020 through April 30, 2021, HFMC received the
119

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2021, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2022 (unless the applicable Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
From November 1, 2020 through February 28, 2021, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows for the Small Company Fund:
	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.95%	0.90%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2021, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.04%	1.83%	0.77%	1.41%	1.10%	0.80%	0.69%	0.78%	0.69%
Core Equity Fund	0.70%	1.45%	0.45%	1.06%	0.72%	0.46%	0.36%	0.44%	0.36%
Dividend and Growth Fund	0.97%	1.75%	0.71%	1.35%	1.03%	0.73%	0.63%	0.67%	0.63%
Equity Income Fund	0.98%	1.75%	0.74%	1.35%	1.05%	0.75%	0.65%	0.73%	0.65%
Growth Opportunities Fund	1.06%	1.83%	0.82%	1.44%	1.14%	0.84%	0.73%	0.83%	0.73%
Healthcare Fund	1.24%	2.01%	0.98%	1.59%	1.29%	1.00%	0.89%	0.98%	0.89%
MidCap Fund	1.08%	1.84%	0.85%	1.45%	1.13%	0.83%	0.74%	0.77%	0.73%
MidCap Value Fund	1.18%	1.95%	0.85%	1.49%	1.19%	0.89%	N/A	0.88%	0.77%
Quality Value Fund	0.94%	1.71%	0.63%	1.17%	0.88%	0.62%	0.46%	0.57%	0.46%
Small Cap Growth Fund	1.18%	1.89%	0.83%	1.47%	1.17%	0.86%	0.76%	0.81%	0.76%
Small Cap Value Fund	1.28%	2.04%	0.96%	1.39%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.22%	2.05%	0.95%	1.57%	1.26%	0.96%	0.85%	0.90%	0.85%
e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2021, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$ 1,636,733	$ 12,072
Core Equity Fund	2,921,456	43,366
Dividend and Growth Fund	3,383,956	24,796
Equity Income Fund	1,125,483	10,310
Growth Opportunities Fund	3,114,928	25,783
Healthcare Fund	1,005,689	6,572
MidCap Fund	2,254,813	19,506
MidCap Value Fund	469,398	428
Quality Value Fund	97,745	65
Small Cap Growth Fund	100,663	499
Small Cap Value Fund	106,907	860
Small Company Fund	612,308	2,894
120

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2021, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable share class of the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2021, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$ 13,090
Core Equity Fund	20,209
Dividend and Growth Fund	22,565
Equity Income Fund	8,109
Growth Opportunities Fund	13,439
Healthcare Fund	2,937
MidCap Fund	24,786
MidCap Value Fund	1,433
Quality Value Fund	380
Small Cap Growth Fund	1,545
Small Cap Value Fund	280
Small Company Fund	1,652
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are
121

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2021, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2022, unless the Board of Directors approves its earlier termination.
Fund	Class I	Class Y
Core Equity Fund	N/A	0.08%
Dividend and Growth Fund	N/A	0.04%
MidCap Fund	0.12%	0.04%
Small Cap Growth Fund	N/A	0.06%
From November 1, 2020 through February 28, 2021, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class I	Class Y
Capital Appreciation Fund	N/A	0.06%
Core Equity Fund	N/A	0.08%
Dividend and Growth Fund	N/A	0.04%
Equity Income Fund	N/A	0.06%
Growth Opportunities Fund	N/A	0.04%
Healthcare Fund	N/A	0.05%
MidCap Fund	0.12%	0.04%
MidCap Value Fund	N/A	0.07%
Small Cap Growth Fund	N/A	0.04%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.10%	0.14%	0.08%	0.22%	0.16%	0.11%	0.00% *	0.09%	0.00%*
Core Equity Fund	0.09%	0.09%	0.09%	0.21%	0.15%	0.10%	0.00% *	0.08%	0.00%*
Dividend and Growth Fund	0.09%	0.12%	0.09%	0.22%	0.15%	0.10%	0.00% *	0.04%	0.00%*
Equity Income Fund	0.08%	0.10%	0.09%	0.21%	0.15%	0.10%	0.00% *	0.09%	0.00%*
Growth Opportunities Fund	0.09%	0.10%	0.09%	0.22%	0.16%	0.11%	0.00% *	0.10%	0.00%*
Healthcare Fund	0.11%	0.13%	0.10%	0.21%	0.16%	0.12%	0.00% *	0.09%	0.00%*
MidCap Fund	0.10%	0.11%	0.12%	0.22%	0.17%	0.10%	0.00% *	0.04%	0.00%*
MidCap Value Fund	0.16%	0.19%	0.08%	0.22%	0.17%	0.12%	N/A	0.11%	0.00%*
Quality Value Fund	0.16%	0.25%	0.09%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00%*
Small Cap Growth Fund	0.17%	0.13%	0.07%	0.22%	0.16%	0.11%	0.00% *	0.05%	0.00%*
Small Cap Value Fund	0.21%	0.25%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00%*
Small Company Fund	0.13%	0.20%	0.11%	0.22%	0.16%	0.12%	0.00% *	0.06%	0.00%*

*	Amount rounds to 0.00%
122

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

8.	Securities Lending:
Each Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of October 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Capital Appreciation Fund	$ 78,297,883	$ (78,297,883)	$ —
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	18,426,375	(18,426,375)	—
Growth Opportunities Fund	50,802,197	(50,802,197)	—
Healthcare Fund	12,432,635	(12,432,635) (3)	—
MidCap Fund	285,537,889	(285,537,889)	—
MidCap Value Fund	—	—	—
Quality Value Fund	—	—	—
Small Cap Growth Fund	4,006,025	(4,006,025)	—
Small Cap Value Fund	—	—	—
Small Company Fund	26,917,675	(26,917,675)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
(3)	Includes non-cash collateral of $2,493,877.
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.
123

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Capital Appreciation Fund
Securities Lending Transactions(1)
Common Stocks	$ 77,452,552	$ —	$ —	$ —	$ 77,452,552
Total Borrowings	$ 77,452,552	$ —	$ —	$ —	$ 77,452,552
Gross amount of recognized liabilities for securities lending transactions					$ 77,452,552
Equity Income Fund
Securities Lending Transactions(1)
Common Stocks	$ 19,221,444	$ —	$ —	$ —	$ 19,221,444
Total Borrowings	$ 19,221,444	$ —	$ —	$ —	$ 19,221,444
Gross amount of recognized liabilities for securities lending transactions					$ 19,221,444
Growth Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$ 30,756,183	$ —	$ —	$ —	$ 30,756,183
Exchange-Traded Funds	20,630,943	—	—	—	20,630,943
Total Borrowings	$ 51,387,126	$ —	$ —	$ —	$ 51,387,126
Gross amount of recognized liabilities for securities lending transactions					$ 51,387,126
Healthcare Fund
Securities Lending Transactions(1)
Common Stocks	$ 10,759,237	$ —	$ —	$ —	$ 10,759,237
Total Borrowings	$ 10,759,237	$ —	$ —	$ —	$ 10,759,237
Gross amount of recognized liabilities for securities lending transactions					$ 10,759,237
MidCap Fund
Securities Lending Transactions(1)
Common Stocks	$ 292,714,891	$ —	$ —	$ —	$ 292,714,891
Total Borrowings	$ 292,714,891	$ —	$ —	$ —	$ 292,714,891
Gross amount of recognized liabilities for securities lending transactions					$ 292,714,891
Small Cap Growth Fund
Securities Lending Transactions(1)
Common Stocks	$ 3,984,420	$ —	$ —	$ —	$ 3,984,420
Total Borrowings	$ 3,984,420	$ —	$ —	$ —	$ 3,984,420
Gross amount of recognized liabilities for securities lending transactions					$ 3,984,420
Small Company Fund
Securities Lending Transactions(1)
Common Stocks	$ 3,373,971	$ —	$ —	$ —	$ 3,373,971
Exchange-Traded Funds	23,931,233	—	—	—	23,931,233
Total Borrowings	$ 27,305,204	$ —	$ —	$ —	$ 27,305,204
Gross amount of recognized liabilities for securities lending transactions					$ 27,305,204

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
124

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

10.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the year ended October 31, 2021, the MidCap Fund and Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below:
A summary of affiliated security transactions for the year ended October 31, 2021 follows:

Affliated Investments	Beginning Value as of November 1, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Capital Gains Distribution
MidCap Fund
Coherent, Inc.*	$ 187,569,718	$ 18,058,381	$ 411,099,062	$ 188,312,226	$ —	$ 17,158,737	$ —	—	$ —
CommScope Holding Co., Inc.	137,679,930	36,110,935	136,758,500	(55,422,395)	—	127,853,845	109,463,815	10,220,711	—
II-VI, Inc.*	281,918,456	51,442,698	188,952,376	65,146,804	—	51,926,342	261,481,923	4,321,301	—
KAR Auction Services, Inc.*	166,382,725	2,968,202	188,244,850	(21,888,071)	—	40,781,994	—	—	—
NuVasive, Inc.*	122,529,543	44,759,373	145,995,683	(7,845,007)	—	34,511,955	47,960,181	898,804	—
PTC Therapeutics, Inc.*	185,643,379	19,931,856	48,321,120	(6,267,817)	—	(38,758,862)	112,227,436	2,958,804	—
Teradata Corp.*	158,390,567	5,640,697	221,630,337	48,810,006	—	113,662,125	196,958,379	3,482,291	—
Total	$ 1,240,114,318	$ 178,912,142	$ 1,341,001,928	$ 210,845,746	$ —	$ 347,136,136	$728,091,734	21,881,911	$ —
Small Company Fund
Allstar Co.(1)	$ 2,634,744	$ —	$ —	$ —	$ (1,364,479)	$ (1,270,265)	$ —	3,136,600	$ 5,465,767

*	Not an affiliate as of October 31, 2021.
(1)	Allstar Co. is a Delaware limited liability company that was created for the purpose of investing in Academy Sports & Outdoors, Inc. As a result of the Fund's holdings in Allstar Co., the Fund previously had indirect exposure to Academy Sports & Outdoors, Inc.; however, the Fund does not have direct or indirect exposure to 5% or more of the outstanding voting securities of Academy Sports & Outdoors, Inc.
11.	Affiliate Holdings:
As of October 31, 2021, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	65%	—	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	0%*	—	—	—

*	Percentage rounds to zero.
125

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

As of October 31, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	3%
Dividend and Growth Fund	6%
Equity Income Fund	6%
Growth Opportunities Fund	3%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	4%
Small Cap Value Fund	34%
Small Company Fund	8%

*	As of October 31, 2021, affiliated funds of funds and the 529 plan were invested in Class F shares.
12.	Investment Transactions:
For the year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$ 4,464,956,625	$ 5,206,803,039	$ 4,464,956,625	$ 5,206,803,039
Core Equity Fund	2,350,534,922	1,430,740,283	2,350,534,922	1,430,740,283
Dividend and Growth Fund	3,190,240,893	2,085,167,169	3,190,240,893	2,085,167,169
Equity Income Fund	1,067,185,235	1,216,065,330	1,067,185,235	1,216,065,330
Growth Opportunities Fund	6,533,782,097	6,816,019,926	6,533,782,097	6,816,019,926
Healthcare Fund	824,641,192	912,535,736	824,641,192	912,535,736
MidCap Fund	4,121,031,940	7,569,551,161	4,121,031,940	7,569,551,161
MidCap Value Fund	441,899,041	453,360,880	441,899,041	453,360,880
Quality Value Fund	42,339,156	51,449,852	42,339,156	51,449,852
Small Cap Growth Fund	431,398,620	625,517,479	431,398,620	625,517,479
Small Cap Value Fund	132,253,465	82,617,263	132,253,465	82,617,263
Small Company Fund	1,185,210,655	1,133,575,058	1,185,210,655	1,133,575,058
13.	Capital Share Transactions:
The following information is for the years ended October 31, 2021 and October 31, 2020:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	3,367,409	$ 153,139,085	4,936,646	$ 174,349,729
Shares Issued for Reinvested Dividends	5,909,766	249,118,669	6,205,381	227,070,199
Shares Redeemed	(13,459,956)	(610,878,988)	(20,320,300)	(726,270,861)
Net Increase (Decrease)	(4,182,781)	(208,621,234)	(9,178,273)	(324,850,933)
Class C
Shares Sold	420,030	$ 13,300,659	646,385	$ 16,546,122
Shares Issued for Reinvested Dividends	423,362	12,493,414	576,523	15,076,069
Shares Redeemed	(2,943,150)	(94,205,765)	(5,045,288)	(130,502,671)
Net Increase (Decrease)	(2,099,758)	(68,411,692)	(3,822,380)	(98,880,480)
Class I
Shares Sold	1,763,794	$ 80,348,270	1,956,471	$ 70,731,684
Shares Issued for Reinvested Dividends	692,879	29,440,161	771,728	28,460,949
Shares Redeemed	(2,913,758)	(132,549,967)	(5,242,907)	(186,790,433)
Net Increase (Decrease)	(457,085)	(22,761,536)	(2,514,708)	(87,597,800)
126

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	81,697	$ 4,139,188	116,903	$ 4,540,361
Shares Issued for Reinvested Dividends	40,201	1,911,571	46,694	1,912,115
Shares Redeemed	(289,780)	(14,863,615)	(408,486)	(16,587,839)
Net Increase (Decrease)	(167,882)	(8,812,856)	(244,889)	(10,135,363)
Class R4
Shares Sold	75,708	$ 4,029,701	102,404	$ 4,357,340
Shares Issued for Reinvested Dividends	28,656	1,422,120	34,702	1,480,745
Shares Redeemed	(195,566)	(10,231,712)	(305,424)	(13,165,782)
Net Increase (Decrease)	(91,202)	(4,779,891)	(168,318)	(7,327,697)
Class R5
Shares Sold	38,655	$ 2,086,665	73,396	$ 3,082,937
Shares Issued for Reinvested Dividends	31,983	1,626,764	37,234	1,629,967
Shares Redeemed	(196,018)	(10,767,188)	(247,588)	(10,879,629)
Net Increase (Decrease)	(125,380)	(7,053,759)	(136,958)	(6,166,725)
Class R6
Shares Sold	101,705	$ 5,729,396	154,746	$ 6,189,604
Shares Issued for Reinvested Dividends	11,975	613,867	80,778	3,562,525
Shares Redeemed	(60,680)	(3,346,501)	(1,780,995)	(77,069,137)
Net Increase (Decrease)	53,000	2,996,762	(1,545,471)	(67,317,008)
Class Y
Shares Sold	418,089	$ 23,154,624	406,425	$ 17,905,774
Shares Issued for Reinvested Dividends	97,100	4,973,187	187,899	8,281,321
Shares Redeemed	(683,536)	(37,544,012)	(2,600,260)	(116,860,535)
Net Increase (Decrease)	(168,347)	(9,416,201)	(2,005,936)	(90,673,440)
Class F
Shares Sold	1,156,081	$ 52,681,033	2,953,391	$ 96,156,703
Shares Issued for Reinvested Dividends	996,586	42,357,183	1,088,641	40,167,416
Shares Redeemed	(2,759,017)	(125,550,739)	(6,078,654)	(219,729,113)
Net Increase (Decrease)	(606,350)	(30,512,523)	(2,036,622)	(83,404,994)
Total Net Increase (Decrease)	(7,845,785)	$ (357,372,930)	(21,653,555)	$ (776,354,440)
Core Equity Fund
Class A
Shares Sold	8,048,194	$ 349,552,465	12,000,329	$ 399,459,192
Shares Issued for Reinvested Dividends	170,767	6,957,062	652,243	22,377,578
Shares Redeemed	(5,854,509)	(256,534,349)	(7,386,228)	(240,896,634)
Net Increase (Decrease)	2,364,452	99,975,178	5,266,344	180,940,136
Class C
Shares Sold	2,433,951	$ 95,569,941	4,551,296	$ 137,663,560
Shares Issued for Reinvested Dividends	—	—	247,606	7,653,796
Shares Redeemed	(2,963,058)	(117,542,554)	(3,263,520)	(99,295,785)
Net Increase (Decrease)	(529,107)	(21,972,613)	1,535,382	46,021,571
Class I
Shares Sold	38,606,478	$ 1,683,147,371	55,251,441	$ 1,824,328,535
Shares Issued for Reinvested Dividends	587,802	23,982,316	1,340,855	46,209,109
Shares Redeemed	(25,621,499)	(1,138,977,250)	(27,336,937)	(896,498,720)
Net Increase (Decrease)	13,572,781	568,152,437	29,255,359	974,038,924
Class R3
Shares Sold	430,551	$ 19,338,433	599,499	$ 20,904,257
Shares Issued for Reinvested Dividends	3,454	143,013	21,100	731,315
Shares Redeemed	(280,505)	(12,331,610)	(352,314)	(11,904,251)
Net Increase (Decrease)	153,500	7,149,836	268,285	9,731,321
Class R4
Shares Sold	1,346,774	$ 61,759,473	1,581,637	$ 56,055,128
Shares Issued for Reinvested Dividends	22,870	962,136	100,713	3,564,282
Shares Redeemed	(1,230,844)	(56,219,106)	(1,491,613)	(51,795,823)
Net Increase (Decrease)	138,800	6,502,503	190,737	7,823,587
127

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	719,073	$ 31,981,033	1,134,925	$ 38,804,050
Shares Issued for Reinvested Dividends	30,689	1,262,537	159,932	5,552,692
Shares Redeemed	(1,428,140)	(63,174,300)	(2,986,041)	(101,176,396)
Net Increase (Decrease)	(678,378)	(29,930,730)	(1,691,184)	(56,819,654)
Class R6
Shares Sold	5,638,764	$ 249,691,246	16,027,389	$ 553,894,759
Shares Issued for Reinvested Dividends	161,700	6,679,826	209,189	7,302,091
Shares Redeemed	(5,359,583)	(240,460,323)	(3,524,239)	(123,476,087)
Net Increase (Decrease)	440,881	15,910,749	12,712,339	437,720,763
Class Y
Shares Sold	4,083,890	$ 178,723,495	11,888,408	$ 397,928,760
Shares Issued for Reinvested Dividends	139,865	5,777,841	285,662	9,972,693
Shares Redeemed	(4,487,602)	(204,115,939)	(4,866,025)	(165,866,944)
Net Increase (Decrease)	(263,847)	(19,614,603)	7,308,045	242,034,509
Class F
Shares Sold	20,968,799	$ 922,349,213	29,798,828	$ 1,002,322,628
Shares Issued for Reinvested Dividends	532,223	21,725,333	1,403,840	48,429,362
Shares Redeemed	(18,994,470)	(837,983,756)	(18,375,875)	(609,580,679)
Net Increase (Decrease)	2,506,552	106,090,790	12,826,793	441,171,311
Total Net Increase (Decrease)	17,705,634	$ 732,263,547	67,672,100	$ 2,282,662,468
Dividend and Growth Fund
Class A
Shares Sold	11,151,010	$ 344,976,720	12,878,095	$ 307,347,699
Shares Issued for Reinvested Dividends	4,336,771	122,673,579	6,355,646	158,639,507
Shares Redeemed	(17,131,999)	(519,287,515)	(23,863,951)	(575,703,006)
Net Increase (Decrease)	(1,644,218)	(51,637,216)	(4,630,210)	(109,715,800)
Class C
Shares Sold	1,419,508	$ 42,204,089	1,341,581	$ 31,800,923
Shares Issued for Reinvested Dividends	145,715	3,852,604	277,274	6,745,974
Shares Redeemed	(2,354,366)	(69,029,852)	(3,403,410)	(78,986,558)
Net Increase (Decrease)	(789,143)	(22,973,159)	(1,784,555)	(40,439,661)
Class I
Shares Sold	36,793,322	$ 1,137,090,014	44,546,101	$ 1,034,422,781
Shares Issued for Reinvested Dividends	2,425,264	69,068,594	2,167,389	53,242,132
Shares Redeemed	(15,783,459)	(477,606,650)	(18,862,040)	(444,869,560)
Net Increase (Decrease)	23,435,127	728,551,958	27,851,450	642,795,353
Class R3
Shares Sold	324,177	$ 10,228,653	319,957	$ 7,867,244
Shares Issued for Reinvested Dividends	59,719	1,695,081	98,410	2,513,108
Shares Redeemed	(687,387)	(21,558,216)	(713,282)	(17,768,056)
Net Increase (Decrease)	(303,491)	(9,634,482)	(294,915)	(7,387,704)
Class R4
Shares Sold	676,475	$ 21,736,412	646,555	$ 15,896,512
Shares Issued for Reinvested Dividends	75,716	2,188,661	137,823	3,531,150
Shares Redeemed	(1,035,619)	(31,590,923)	(1,673,250)	(42,325,963)
Net Increase (Decrease)	(283,428)	(7,665,850)	(888,872)	(22,898,301)
Class R5
Shares Sold	2,526,093	$ 79,438,301	2,555,808	$ 63,782,124
Shares Issued for Reinvested Dividends	96,696	2,843,393	142,472	3,650,977
Shares Redeemed	(2,227,663)	(69,728,112)	(2,841,394)	(70,963,602)
Net Increase (Decrease)	395,126	12,553,582	(143,114)	(3,530,501)
Class R6
Shares Sold	7,406,904	$ 227,713,097	4,880,872	$ 113,525,683
Shares Issued for Reinvested Dividends	297,938	8,855,913	237,877	5,996,137
Shares Redeemed	(2,250,013)	(70,681,330)	(1,733,037)	(42,798,399)
Net Increase (Decrease)	5,454,829	165,887,680	3,385,712	76,723,421
128

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	20,130,737	$ 637,738,953	9,848,904	$ 247,712,473
Shares Issued for Reinvested Dividends	944,058	27,654,509	1,131,629	28,911,339
Shares Redeemed	(24,259,929)	(783,606,689)	(7,635,109)	(181,522,018)
Net Increase (Decrease)	(3,185,134)	(118,213,227)	3,345,424	95,101,794
Class F
Shares Sold	49,096,886	$ 1,528,459,592	27,526,744	$ 644,478,859
Shares Issued for Reinvested Dividends	4,082,716	115,917,711	5,376,050	132,513,123
Shares Redeemed	(27,500,734)	(840,425,971)	(29,713,611)	(707,975,552)
Net Increase (Decrease)	25,678,868	803,951,332	3,189,183	69,016,430
Total Net Increase (Decrease)	48,758,536	$ 1,500,820,618	30,030,103	$ 699,665,031
Equity Income Fund
Class A
Shares Sold	8,289,761	$ 180,610,904	7,828,556	$ 136,913,278
Shares Issued for Reinvested Dividends	1,960,721	40,766,669	6,504,295	121,363,438
Shares Redeemed	(9,871,460)	(212,979,569)	(14,827,638)	(260,683,783)
Net Increase (Decrease)	379,022	8,398,004	(494,787)	(2,407,067)
Class C
Shares Sold	649,197	$ 14,115,367	919,038	$ 16,271,303
Shares Issued for Reinvested Dividends	180,050	3,621,924	1,018,170	19,066,339
Shares Redeemed	(4,975,576)	(107,730,675)	(5,650,866)	(99,286,782)
Net Increase (Decrease)	(4,146,329)	(89,993,384)	(3,713,658)	(63,949,140)
Class I
Shares Sold	13,408,859	$ 286,986,093	24,304,724	$ 412,538,522
Shares Issued for Reinvested Dividends	1,520,952	31,538,766	3,968,707	73,365,491
Shares Redeemed	(13,573,736)	(290,903,554)	(20,447,146)	(354,091,319)
Net Increase (Decrease)	1,356,075	27,621,305	7,826,285	131,812,694
Class R3
Shares Sold	178,866	$ 3,905,700	271,229	$ 4,760,437
Shares Issued for Reinvested Dividends	37,851	778,951	167,445	3,145,148
Shares Redeemed	(622,158)	(13,765,852)	(802,663)	(14,461,635)
Net Increase (Decrease)	(405,441)	(9,081,201)	(363,989)	(6,556,050)
Class R4
Shares Sold	409,910	$ 8,975,208	608,869	$ 10,607,139
Shares Issued for Reinvested Dividends	41,162	854,303	165,375	3,099,772
Shares Redeemed	(714,299)	(15,093,697)	(1,115,129)	(20,177,582)
Net Increase (Decrease)	(263,227)	(5,264,186)	(340,885)	(6,470,671)
Class R5
Shares Sold	1,641,838	$ 34,220,609	802,326	$ 14,635,220
Shares Issued for Reinvested Dividends	92,807	1,954,636	278,873	5,250,372
Shares Redeemed	(1,549,727)	(34,015,363)	(1,956,200)	(36,004,334)
Net Increase (Decrease)	184,918	2,159,882	(875,001)	(16,118,742)
Class R6
Shares Sold	1,024,580	$ 22,209,707	1,617,179	$ 29,511,931
Shares Issued for Reinvested Dividends	84,605	1,790,192	215,494	4,044,046
Shares Redeemed	(848,471)	(18,624,173)	(1,293,116)	(23,556,776)
Net Increase (Decrease)	260,714	5,375,726	539,557	9,999,201
Class Y
Shares Sold	1,290,931	$ 27,947,876	2,226,330	$ 40,140,301
Shares Issued for Reinvested Dividends	115,344	2,434,785	392,940	7,398,398
Shares Redeemed	(1,008,753)	(22,141,456)	(3,219,621)	(56,256,214)
Net Increase (Decrease)	397,522	8,241,205	(600,351)	(8,717,515)
Class F
Shares Sold	8,946,727	$ 192,753,571	11,762,717	$ 205,404,640
Shares Issued for Reinvested Dividends	1,449,703	30,022,805	4,181,434	77,191,341
Shares Redeemed	(13,229,490)	(284,172,877)	(11,310,899)	(199,892,407)
Net Increase (Decrease)	(2,833,060)	(61,396,501)	4,633,252	82,703,574
Total Net Increase (Decrease)	(5,069,806)	$ (113,939,150)	6,610,423	$ 120,296,284
129

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Growth Opportunities Fund
Class A
Shares Sold	5,209,175	$ 302,551,393	5,812,021	$ 259,824,535
Shares Issued for Reinvested Dividends	7,642,117	408,394,711	3,358,472	128,192,872
Shares Redeemed	(7,857,838)	(457,256,332)	(8,349,301)	(364,377,295)
Net Increase (Decrease)	4,993,454	253,689,772	821,192	23,640,112
Class C
Shares Sold	1,814,685	$ 42,859,385	2,155,278	$ 46,083,147
Shares Issued for Reinvested Dividends	4,008,428	87,303,560	1,561,881	29,066,389
Shares Redeemed	(5,222,282)	(124,561,047)	(5,277,715)	(112,869,127)
Net Increase (Decrease)	600,831	5,601,898	(1,560,556)	(37,719,591)
Class I
Shares Sold	6,786,614	$ 423,546,619	8,087,671	$ 380,046,455
Shares Issued for Reinvested Dividends	3,207,164	185,309,937	1,712,981	69,821,119
Shares Redeemed	(7,861,192)	(491,248,063)	(16,144,778)	(718,420,627)
Net Increase (Decrease)	2,132,586	117,608,493	(6,344,126)	(268,553,053)
Class R3
Shares Sold	217,459	$ 12,458,353	183,888	$ 8,139,758
Shares Issued for Reinvested Dividends	133,397	7,088,738	70,480	2,685,999
Shares Redeemed	(388,784)	(22,241,704)	(510,198)	(22,155,084)
Net Increase (Decrease)	(37,928)	(2,694,613)	(255,830)	(11,329,327)
Class R4
Shares Sold	260,470	$ 16,275,076	248,241	$ 12,098,571
Shares Issued for Reinvested Dividends	149,374	8,675,642	84,663	3,477,115
Shares Redeemed	(483,285)	(30,586,387)	(714,482)	(33,779,284)
Net Increase (Decrease)	(73,441)	(5,635,669)	(381,578)	(18,203,598)
Class R5
Shares Sold	88,508	$ 5,974,431	145,107	$ 7,246,281
Shares Issued for Reinvested Dividends	44,659	2,790,306	30,971	1,353,114
Shares Redeemed	(159,100)	(10,438,793)	(373,606)	(18,780,243)
Net Increase (Decrease)	(25,933)	(1,674,056)	(197,528)	(10,180,848)
Class R6
Shares Sold	490,627	$ 33,816,735	306,651	$ 16,060,946
Shares Issued for Reinvested Dividends	77,962	4,986,464	28,918	1,288,564
Shares Redeemed	(230,683)	(16,066,034)	(200,896)	(10,416,531)
Net Increase (Decrease)	337,906	22,737,165	134,673	6,932,979
Class Y
Shares Sold	2,179,222	$ 149,741,177	4,986,167	$ 311,128,698
Shares Issued for Reinvested Dividends	841,194	53,752,317	199,027	8,864,641
Shares Redeemed	(2,205,530)	(152,562,447)	(2,009,071)	(111,330,500)
Net Increase (Decrease)	814,886	50,931,047	3,176,123	208,662,839
Class F
Shares Sold	6,728,193	$ 425,460,841	3,945,706	$ 196,024,123
Shares Issued for Reinvested Dividends	1,886,638	109,557,047	769,915	31,497,242
Shares Redeemed	(4,459,130)	(280,955,262)	(3,691,002)	(177,948,400)
Net Increase (Decrease)	4,155,701	254,062,626	1,024,619	49,572,965
Total Net Increase (Decrease)	12,898,062	$ 694,626,663	(3,583,011)	$ (57,177,522)
Healthcare Fund
Class A
Shares Sold	1,918,507	$ 82,032,094	1,358,922	$ 51,528,734
Shares Issued for Reinvested Dividends	2,232,980	90,190,081	1,142,449	42,179,219
Shares Redeemed	(2,567,935)	(109,917,953)	(2,954,883)	(111,468,464)
Net Increase (Decrease)	1,583,552	62,304,222	(453,512)	(17,760,511)
Class C
Shares Sold	368,990	$ 11,716,851	416,479	$ 12,224,079
Shares Issued for Reinvested Dividends	743,990	22,349,458	382,047	10,983,839
Shares Redeemed	(1,445,763)	(46,040,790)	(1,283,408)	(37,962,383)
Net Increase (Decrease)	(332,783)	(11,974,481)	(484,882)	(14,754,465)
130

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	2,309,673	$ 105,781,014	2,595,432	$ 104,468,275
Shares Issued for Reinvested Dividends	924,714	40,077,121	416,322	16,319,822
Shares Redeemed	(2,209,353)	(101,145,679)	(2,244,715)	(89,839,287)
Net Increase (Decrease)	1,025,034	44,712,456	767,039	30,948,810
Class R3
Shares Sold	151,226	$ 6,683,795	197,480	$ 7,654,724
Shares Issued for Reinvested Dividends	90,203	3,742,540	55,830	2,117,618
Shares Redeemed	(270,146)	(11,931,278)	(439,877)	(17,102,681)
Net Increase (Decrease)	(28,717)	(1,504,943)	(186,567)	(7,330,339)
Class R4
Shares Sold	134,157	$ 6,296,937	200,061	$ 8,245,646
Shares Issued for Reinvested Dividends	58,738	2,616,195	36,845	1,484,498
Shares Redeemed	(229,273)	(10,763,007)	(365,083)	(15,109,587)
Net Increase (Decrease)	(36,378)	(1,849,875)	(128,177)	(5,379,443)
Class R5
Shares Sold	79,162	$ 3,961,571	209,035	$ 9,163,668
Shares Issued for Reinvested Dividends	25,326	1,201,964	8,515	362,223
Shares Redeemed	(89,603)	(4,495,885)	(137,584)	(5,877,478)
Net Increase (Decrease)	14,885	667,650	79,966	3,648,413
Class R6
Shares Sold	55,913	$ 2,913,413	54,266	$ 2,377,216
Shares Issued for Reinvested Dividends	9,082	438,736	3,211	138,636
Shares Redeemed	(32,048)	(1,696,505)	(9,001)	(390,531)
Net Increase (Decrease)	32,947	1,655,644	48,476	2,125,321
Class Y
Shares Sold	450,272	$ 22,884,351	542,348	$ 23,900,470
Shares Issued for Reinvested Dividends	219,387	10,587,619	96,305	4,156,525
Shares Redeemed	(397,553)	(20,324,517)	(367,262)	(16,122,522)
Net Increase (Decrease)	272,106	13,147,453	271,391	11,934,473
Class F
Shares Sold	262,096	$ 12,136,397	135,930	$ 5,893,269
Shares Issued for Reinvested Dividends	89,913	3,913,893	45,179	1,776,419
Shares Redeemed	(183,888)	(8,417,394)	(154,961)	(6,147,780)
Net Increase (Decrease)	168,121	7,632,896	26,148	1,521,908
Total Net Increase (Decrease)	2,698,767	$ 114,791,022	(60,118)	$ 4,954,167
MidCap Fund
Class A
Shares Sold	5,765,546	$ 206,608,439	7,479,560	$ 213,627,977
Shares Issued for Reinvested Dividends	10,539,072	343,679,112	4,994,716	148,592,803
Shares Redeemed	(12,122,834)	(430,915,073)	(16,503,575)	(468,979,095)
Net Increase (Decrease)	4,181,784	119,372,478	(4,029,299)	(106,758,315)
Class C
Shares Sold	997,903	$ 22,218,396	1,573,527	$ 30,282,962
Shares Issued for Reinvested Dividends	3,497,780	71,039,908	1,866,822	37,149,763
Shares Redeemed	(6,508,579)	(145,602,161)	(8,672,532)	(165,685,884)
Net Increase (Decrease)	(2,012,896)	(52,343,857)	(5,232,183)	(98,253,159)
Class I
Shares Sold	18,766,871	$ 702,875,370	46,979,290	$ 1,323,608,186
Shares Issued for Reinvested Dividends	13,770,100	469,422,719	6,833,413	211,084,130
Shares Redeemed	(51,765,006)	(1,948,483,150)	(65,064,509)	(1,964,863,323)
Net Increase (Decrease)	(19,228,035)	(776,185,061)	(11,251,806)	(430,171,007)
Class R3
Shares Sold	328,898	$ 13,349,542	732,243	$ 22,709,563
Shares Issued for Reinvested Dividends	278,856	10,337,182	135,870	4,553,016
Shares Redeemed	(897,014)	(36,300,678)	(1,028,675)	(33,458,482)
Net Increase (Decrease)	(289,260)	(12,613,954)	(160,562)	(6,195,903)
131

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	616,644	$ 26,335,205	1,188,661	$ 39,805,895
Shares Issued for Reinvested Dividends	530,397	20,812,764	324,499	11,409,397
Shares Redeemed	(2,562,147)	(109,758,970)	(3,333,796)	(113,157,709)
Net Increase (Decrease)	(1,415,106)	(62,611,001)	(1,820,636)	(61,942,417)
Class R5
Shares Sold	1,925,411	$ 85,163,229	2,214,020	$ 77,371,989
Shares Issued for Reinvested Dividends	805,971	32,980,317	534,352	19,461,090
Shares Redeemed	(5,761,404)	(259,286,863)	(6,388,662)	(229,431,554)
Net Increase (Decrease)	(3,030,022)	(141,143,317)	(3,640,290)	(132,598,475)
Class R6
Shares Sold	7,264,767	$ 326,578,751	13,129,081	$ 470,477,844
Shares Issued for Reinvested Dividends	3,932,733	163,365,732	1,978,533	72,988,070
Shares Redeemed	(22,294,027)	(1,010,767,875)	(15,444,055)	(551,163,077)
Net Increase (Decrease)	(11,096,527)	(520,823,392)	(336,441)	(7,697,163)
Class Y
Shares Sold	4,103,182	$ 185,837,048	8,081,483	$ 279,248,651
Shares Issued for Reinvested Dividends	2,564,133	106,283,299	1,713,171	63,096,079
Shares Redeemed	(16,202,137)	(733,248,509)	(21,978,523)	(783,693,402)
Net Increase (Decrease)	(9,534,822)	(441,128,162)	(12,183,869)	(441,348,672)
Class F
Shares Sold	11,833,195	$ 445,587,914	20,067,998	$ 592,511,897
Shares Issued for Reinvested Dividends	7,742,034	265,242,076	3,417,284	105,901,640
Shares Redeemed	(20,970,331)	(786,132,834)	(19,463,971)	(580,117,317)
Net Increase (Decrease)	(1,395,102)	(75,302,844)	4,021,311	118,296,220
Total Net Increase (Decrease)	(43,819,986)	$ (1,962,779,110)	(34,633,775)	$ (1,166,668,891)
MidCap Value Fund
Class A
Shares Sold	2,474,862	$ 41,495,746	2,480,138	$ 30,751,925
Shares Issued for Reinvested Dividends	56,642	831,510	633,942	9,248,149
Shares Redeemed	(2,543,440)	(41,457,915)	(4,519,018)	(55,158,666)
Net Increase (Decrease)	(11,936)	869,341	(1,404,938)	(15,158,592)
Class C
Shares Sold	43,557	$ 579,493	121,039	$ 1,113,875
Shares Issued for Reinvested Dividends	—	—	40,108	460,945
Shares Redeemed	(405,320)	(5,295,304)	(556,664)	(5,538,552)
Net Increase (Decrease)	(361,763)	(4,715,811)	(395,517)	(3,963,732)
Class I
Shares Sold	328,086	$ 5,572,562	520,034	$ 6,756,443
Shares Issued for Reinvested Dividends	7,619	112,984	66,544	983,484
Shares Redeemed	(553,865)	(8,619,992)	(1,126,169)	(13,885,918)
Net Increase (Decrease)	(218,160)	(2,934,446)	(539,591)	(6,145,991)
Class R3
Shares Sold	66,910	$ 1,193,206	83,482	$ 1,027,547
Shares Issued for Reinvested Dividends	—	—	12,474	191,545
Shares Redeemed	(115,157)	(2,047,635)	(211,872)	(2,849,232)
Net Increase (Decrease)	(48,247)	(854,429)	(115,916)	(1,630,140)
Class R4
Shares Sold	71,792	$ 1,296,064	112,090	$ 1,454,297
Shares Issued for Reinvested Dividends	1,122	17,850	19,234	303,476
Shares Redeemed	(208,564)	(3,543,019)	(222,635)	(3,007,462)
Net Increase (Decrease)	(135,650)	(2,229,105)	(91,311)	(1,249,689)
Class R5
Shares Sold	7,217	$ 128,610	9,680	$ 139,991
Shares Issued for Reinvested Dividends	586	9,446	2,874	46,111
Shares Redeemed	(6,437)	(116,999)	(7,314)	(94,084)
Net Increase (Decrease)	1,366	21,057	5,240	92,018
132

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	473,420	$ 8,111,667	126,076	$ 1,744,448
Shares Issued for Reinvested Dividends	5,606	90,649	24,096	388,031
Shares Redeemed	(457,356)	(8,763,398)	(202,609)	(2,806,695)
Net Increase (Decrease)	21,670	(561,082)	(52,437)	(674,216)
Class F
Shares Sold	5,244,142	$ 88,440,237	8,138,328	$ 100,149,062
Shares Issued for Reinvested Dividends	163,610	2,424,705	724,542	10,710,609
Shares Redeemed	(5,585,121)	(92,716,247)	(6,157,364)	(78,365,435)
Net Increase (Decrease)	(177,369)	(1,851,305)	2,705,506	32,494,236
Total Net Increase (Decrease)	(930,089)	$ (12,255,780)	111,036	$ 3,763,894
Quality Value Fund
Class A
Shares Sold	434,273	$ 10,311,005	439,196	$ 8,293,523
Shares Issued for Reinvested Dividends	151,354	3,182,978	399,950	8,456,495
Shares Redeemed	(947,815)	(22,212,834)	(1,349,336)	(25,330,604)
Net Increase (Decrease)	(362,188)	(8,718,851)	(510,190)	(8,580,586)
Class C
Shares Sold	29,926	$ 594,579	27,218	$ 445,180
Shares Issued for Reinvested Dividends	3,530	63,188	16,808	302,140
Shares Redeemed	(113,368)	(2,261,575)	(189,929)	(3,063,775)
Net Increase (Decrease)	(79,912)	(1,603,808)	(145,903)	(2,316,455)
Class I
Shares Sold	278,233	$ 6,680,247	116,192	$ 2,216,237
Shares Issued for Reinvested Dividends	14,220	294,345	32,925	686,590
Shares Redeemed	(110,028)	(2,556,620)	(167,957)	(3,198,931)
Net Increase (Decrease)	182,425	4,417,972	(18,840)	(296,104)
Class R3
Shares Sold	4,235	$ 100,111	5,088	$ 93,854
Shares Issued for Reinvested Dividends	828	17,729	2,697	57,990
Shares Redeemed	(9,137)	(220,510)	(20,388)	(402,055)
Net Increase (Decrease)	(4,074)	(102,670)	(12,603)	(250,211)
Class R4
Shares Sold	44,905	$ 1,069,168	42,840	$ 822,386
Shares Issued for Reinvested Dividends	4,243	91,734	13,979	303,759
Shares Redeemed	(75,589)	(1,855,079)	(131,128)	(2,658,103)
Net Increase (Decrease)	(26,441)	(694,177)	(74,309)	(1,531,958)
Class R5
Shares Sold	123	$ 3,003	510	$ 10,672
Shares Issued for Reinvested Dividends	265	5,775	566	12,405
Shares Redeemed	(64)	(1,603)	(173)	(3,456)
Net Increase (Decrease)	324	7,175	903	19,621
Class R6
Shares Sold	5,718	$ 131,614	25,758	$ 484,275
Shares Issued for Reinvested Dividends	536	11,697	83	1,828
Shares Redeemed	(21,890)	(567,870)	(2,382)	(47,033)
Net Increase (Decrease)	(15,636)	(424,559)	23,459	439,070
Class Y
Shares Sold	46,187	$ 1,183,352	7,651	$ 158,274
Shares Issued for Reinvested Dividends	473	10,318	1,541	33,830
Shares Redeemed	(2,267)	(57,102)	(17,842)	(304,447)
Net Increase (Decrease)	44,393	1,136,568	(8,650)	(112,343)
Class F
Shares Sold	64,383	$ 1,454,799	110,798	$ 1,978,094
Shares Issued for Reinvested Dividends	12,550	258,522	31,266	650,547
Shares Redeemed	(95,500)	(2,207,875)	(181,962)	(3,365,916)
Net Increase (Decrease)	(18,567)	(494,554)	(39,898)	(737,275)
Total Net Increase (Decrease)	(279,676)	$ (6,476,904)	(786,031)	$ (13,366,241)
133

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Small Cap Growth Fund
Class A
Shares Sold	242,684	$ 15,163,953	129,404	$ 5,969,147
Shares Issued for Reinvested Dividends	280,755	16,331,511	64,625	3,116,821
Shares Redeemed	(441,435)	(27,592,119)	(602,309)	(27,705,360)
Net Increase (Decrease)	82,004	3,903,345	(408,280)	(18,619,392)
Class C
Shares Sold	18,046	$ 723,868	4,911	$ 150,801
Shares Issued for Reinvested Dividends	40,883	1,524,921	10,908	352,646
Shares Redeemed	(223,022)	(8,907,111)	(164,584)	(5,078,582)
Net Increase (Decrease)	(164,093)	(6,658,322)	(148,765)	(4,575,135)
Class I
Shares Sold	356,881	$ 23,938,090	1,191,528	$ 51,688,394
Shares Issued for Reinvested Dividends	118,956	7,339,599	57,456	2,916,489
Shares Redeemed	(555,069)	(36,106,911)	(3,414,260)	(171,804,734)
Net Increase (Decrease)	(79,232)	(4,829,222)	(2,165,276)	(117,199,851)
Class R3
Shares Sold	34,992	$ 2,097,739	41,973	$ 1,789,694
Shares Issued for Reinvested Dividends	11,592	661,760	3,087	146,681
Shares Redeemed	(58,869)	(3,639,902)	(119,534)	(5,504,341)
Net Increase (Decrease)	(12,285)	(880,403)	(74,474)	(3,567,966)
Class R4
Shares Sold	89,389	$ 5,836,584	138,690	$ 6,582,259
Shares Issued for Reinvested Dividends	32,051	1,953,808	12,210	614,885
Shares Redeemed	(392,229)	(25,488,142)	(456,656)	(20,953,685)
Net Increase (Decrease)	(270,789)	(17,697,750)	(305,756)	(13,756,541)
Class R5
Shares Sold	262,369	$ 18,020,843	720,572	$ 37,862,183
Shares Issued for Reinvested Dividends	80,046	5,219,014	21,655	1,157,694
Shares Redeemed	(408,838)	(28,555,099)	(1,119,362)	(58,971,093)
Net Increase (Decrease)	(66,423)	(5,315,242)	(377,135)	(19,951,216)
Class R6
Shares Sold	334,847	$ 23,790,157	1,797,542	$ 98,016,701
Shares Issued for Reinvested Dividends	90,910	6,035,522	17,777	965,664
Shares Redeemed	(666,499)	(47,474,079)	(1,722,133)	(85,535,221)
Net Increase (Decrease)	(240,742)	(17,648,400)	93,186	13,447,144
Class Y
Shares Sold	710,508	$ 50,782,835	1,010,537	$ 51,567,246
Shares Issued for Reinvested Dividends	243,023	16,134,292	92,203	5,010,332
Shares Redeemed	(1,739,428)	(123,651,652)	(3,823,424)	(209,045,933)
Net Increase (Decrease)	(785,897)	(56,734,525)	(2,720,684)	(152,468,355)
Class F
Shares Sold	272,698	$ 18,053,254	192,412	$ 7,897,145
Shares Issued for Reinvested Dividends	51,104	3,169,442	12,299	626,749
Shares Redeemed	(613,475)	(41,379,020)	(354,986)	(17,110,113)
Net Increase (Decrease)	(289,673)	(20,156,324)	(150,275)	(8,586,219)
Total Net Increase (Decrease)	(1,827,130)	$ (126,016,843)	(6,257,459)	$ (325,277,531)
Small Cap Value Fund
Class A
Shares Sold	1,188,590	$ 15,684,280	431,215	$ 3,396,385
Shares Issued for Reinvested Dividends	34,939	359,520	292,505	2,936,036
Shares Redeemed	(750,779)	(9,444,203)	(1,289,036)	(10,577,661)
Net Increase (Decrease)	472,750	6,599,597	(565,316)	(4,245,240)
Class C
Shares Sold	108,329	$ 1,209,656	31,607	$ 222,855
Shares Issued for Reinvested Dividends	441	3,924	26,761	229,881
Shares Redeemed	(122,556)	(1,345,622)	(189,586)	(1,389,193)
Net Increase (Decrease)	(13,786)	(132,042)	(131,218)	(936,457)
134

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	2,537,268	$ 33,866,723	295,467	$ 2,831,571
Shares Issued for Reinvested Dividends	5,247	53,996	41,551	418,405
Shares Redeemed	(437,736)	(5,819,619)	(405,903)	(3,187,749)
Net Increase (Decrease)	2,104,779	28,101,100	(68,885)	62,227
Class R3
Shares Sold	29,282	$ 397,377	9,891	$ 82,868
Shares Issued for Reinvested Dividends	326	3,498	3,512	36,622
Shares Redeemed	(15,655)	(197,530)	(17,164)	(139,499)
Net Increase (Decrease)	13,953	203,345	(3,761)	(20,009)
Class R4
Shares Sold	822	$ 11,178	1,313	$ 11,330
Shares Issued for Reinvested Dividends	33	362	226	2,398
Shares Redeemed	(584)	(8,365)	(4,441)	(42,520)
Net Increase (Decrease)	271	3,175	(2,902)	(28,792)
Class R5
Shares Sold	3,061	$ 44,058	1,479	$ 10,000
Shares Issued for Reinvested Dividends	14	148	69	730
Shares Redeemed	(2,457)	(34,282)	(1,479)	(11,716)
Net Increase (Decrease)	618	9,924	69	(986)
Class R6
Shares Sold	88,436	$ 1,245,447	18,071	$ 163,710
Shares Issued for Reinvested Dividends	357	3,866	665	7,036
Shares Redeemed	(9,262)	(115,115)	(741)	(7,349)
Net Increase (Decrease)	79,531	1,134,198	17,995	163,397
Class Y
Shares Sold	124,042	$ 1,700,660	842	$ 7,711
Shares Issued for Reinvested Dividends	342	3,688	2,671	28,235
Shares Redeemed	(14,694)	(205,546)	(27,529)	(261,033)
Net Increase (Decrease)	109,690	1,498,802	(24,016)	(225,087)
Class F
Shares Sold	2,116,114	$ 27,975,721	906,600	$ 7,468,195
Shares Issued for Reinvested Dividends	64,774	665,880	329,545	3,318,168
Shares Redeemed	(1,320,995)	(15,530,755)	(1,038,699)	(8,257,092)
Net Increase (Decrease)	859,893	13,110,846	197,446	2,529,271
Total Net Increase (Decrease)	3,627,699	$ 50,528,945	(580,588)	$ (2,701,676)
Small Company Fund
Class A
Shares Sold	1,809,812	$ 54,140,187	1,886,865	$ 39,854,997
Shares Issued for Reinvested Dividends	1,517,800	41,967,161	956,824	19,433,104
Shares Redeemed	(1,970,509)	(58,538,530)	(2,885,202)	(59,241,409)
Net Increase (Decrease)	1,357,103	37,568,818	(41,513)	46,692
Class C
Shares Sold	105,496	$ 1,863,781	116,822	$ 1,577,039
Shares Issued for Reinvested Dividends	98,681	1,604,546	70,385	901,628
Shares Redeemed	(243,229)	(4,261,364)	(366,573)	(4,857,687)
Net Increase (Decrease)	(39,052)	(793,037)	(179,366)	(2,379,020)
Class I
Shares Sold	722,263	$ 23,465,518	296,143	$ 6,816,692
Shares Issued for Reinvested Dividends	113,755	3,392,187	75,333	1,633,979
Shares Redeemed	(329,416)	(10,447,336)	(304,758)	(6,628,138)
Net Increase (Decrease)	506,602	16,410,369	66,718	1,822,533
Class R3
Shares Sold	136,144	$ 4,520,959	89,211	$ 1,943,559
Shares Issued for Reinvested Dividends	45,509	1,394,856	35,475	793,230
Shares Redeemed	(217,034)	(7,087,863)	(258,886)	(5,812,439)
Net Increase (Decrease)	(35,381)	(1,172,048)	(134,200)	(3,075,650)
135

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	130,342	$ 4,726,037	118,455	$ 2,883,625
Shares Issued for Reinvested Dividends	37,589	1,251,351	31,292	752,892
Shares Redeemed	(189,059)	(6,753,577)	(304,693)	(7,836,433)
Net Increase (Decrease)	(21,128)	(776,189)	(154,946)	(4,199,916)
Class R5
Shares Sold	84,862	$ 3,272,537	44,314	$ 1,187,403
Shares Issued for Reinvested Dividends	10,551	377,953	6,152	157,911
Shares Redeemed	(44,399)	(1,705,756)	(56,252)	(1,506,697)
Net Increase (Decrease)	51,014	1,944,734	(5,786)	(161,383)
Class R6
Shares Sold	129,943	$ 5,123,929	43,328	$ 1,379,271
Shares Issued for Reinvested Dividends	3,508	128,962	220	5,772
Shares Redeemed	(32,019)	(1,254,201)	(5,289)	(151,909)
Net Increase (Decrease)	101,432	3,998,690	38,259	1,233,134
Class Y
Shares Sold	2,592,104	$ 111,577,676	236,078	$ 6,005,173
Shares Issued for Reinvested Dividends	47,078	1,728,226	58,965	1,548,420
Shares Redeemed	(2,109,893)	(87,145,029)	(943,050)	(22,519,569)
Net Increase (Decrease)	529,289	26,160,873	(648,007)	(14,965,976)
Class F
Shares Sold	3,078,986	$ 99,109,263	1,838,858	$ 40,440,450
Shares Issued for Reinvested Dividends	808,547	24,288,757	518,887	11,316,929
Shares Redeemed	(2,624,084)	(85,717,671)	(2,396,511)	(56,036,553)
Net Increase (Decrease)	1,263,449	37,680,349	(38,766)	(4,279,174)
Total Net Increase (Decrease)	3,713,328	$ 121,022,559	(1,097,607)	$ (25,958,760)
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. From November 1, 2020 through March 4, 2021, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2021, none of the Funds had borrowings under this facility.
15.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Companies, on behalf of their respective Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure,
136

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of each Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by each Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
17.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
137

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2021
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
138

Hartford Domestic Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Boards of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not increase or reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
139

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2021. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	75	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	75	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG(4), (5) (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	75	None
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	75	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK(5) (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	75	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).
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Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	75	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	75	None
LEMMA W. SENBET(4) (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	75	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	75	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	75	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of each Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
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Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

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Directors and Officers of each Company (Unaudited) – (continued)

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Directors.
(5)	Mr. Birdsong will retire effective December 31, 2021. Anticipating Mr. Birdsong's retirement, the Board has elected Christine R. Detrick to serve as Chair of the Board effective November 4, 2021. Accordingly, effective November 4, 2021, Mr. Birdsong will no longer serve as Chair of the Board. Effective November 5, 2021, Ms. Detrick also will serve as a Director of Capital One Financial Corporation.
(6)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
144

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.
The Hartford Capital Appreciation Fund
Hartford Core Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Healthcare Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
Hartford Quality Value Fund
The Hartford Small Cap Growth Fund
Hartford Small Cap Value Fund
The Hartford Small Company Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 3-4, 2021, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a
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Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
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Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also considered that HFMC provides nondiscretionary investment advisory services to model portfolios that pursue investment objectives and investment strategies similar to those of the Hartford Core Equity Fund and The Hartford Dividend and Growth Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other
148

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2021.
The Hartford Capital Appreciation Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
Hartford Core Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
149

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.08% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Dividend and Growth Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- , and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.04% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Equity Income Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
The Hartford Growth Opportunities Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
The Hartford Healthcare Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.
The Hartford MidCap Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.04%, respectively, through February 28, 2022.
The Hartford MidCap Value Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
150

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile.
Hartford Quality Value Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Small Cap Growth Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Small Cap Value Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Small Company Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
151

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.
MFAR-DE21    12/21     226049    Printed in the U.S.A.

Hartford International/
Global Equity Funds
Annual Report
October 31, 2021

■ Hartford Climate Opportunities Fund
■ Hartford Emerging Markets Equity Fund
■ Hartford Global Impact Fund
■ Hartford International Equity Fund
■ The Hartford International Growth Fund
■ The Hartford International Opportunities Fund
■ The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2020 through October 31, 2021.
Market Review
During the 12 months ended October 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 42.9%, a number that reflects one of the most remarkable market rebounds in recent memory, particularly when measured against the March 2020 sell-off at the start of the coronavirus (COVID-19) pandemic.
That said, the market’s extraordinary performance occurred against a backdrop of uncertain and sometimes contradictory economic signals: inflation fears; global supply-chain bottlenecks; tightened labor markets; political gridlock; a stubbornly persistent pandemic and a U.S. Federal Reserve (Fed) methodically signaling its intention to cut back on the monetary stimulus that helped fuel the recovery.
A year ago, markets had already bounced back from their March 2020 lows, yet the economy still faced considerable turbulence from a fiercely divisive U.S. presidential election and a resurgence of COVID-19 infections. Once the election was settled in November 2020, the emergence of safe and effective vaccines provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by the U.S. Congress in late December 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. In August 2021, a $1.2 trillion proposal for an infrastructure spending package received U.S. Senate approval. However, by the period’s end, the outcome for the administration’s $1.75 trillion “Build Back Better” proposal, focused on social-safety-net improvements and climate-change mitigation, remained uncertain.
Inflation headlines dominated the spring and summer of 2021. In July 2021, the Fed’s preferred measure of inflation had risen to levels not seen since 1991.2 The supply-chain disruptions spawned in part by the economic recovery helped drive up prices for gasoline, used cars, airfare tickets, durable goods, and a host of other items toward the end of the period. The Fed's previous assurances that inflation would be mostly transitory were being sorely tested.
Throughout the period, the Fed continued to maintain its ongoing policy of near-zero interest rates in support of the recovery. However, in September 2021, Fed Chairman Jerome Powell rattled markets when he announced preparations for having the Fed gradually cut back the $120 billion in bonds it had been purchasing each month since the start of the pandemic. By period’s end, markets had recovered.
As of the end of the period, the economic recovery appears durable. Yet, inflation remains a wildcard and market volatility may persist. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Personal Consumption Expenditures Price Index, which excludes food and energy prices, rose 3.6% in July 2021. Source: U.S. Bureau of Economic Analysis and the St. Louis Fed, as of September 2021.

Hartford International/Global Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Climate Opportunities Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 02/29/2016
Sub-advised by Wellington Management Company LLP (“Wellington Management”) and Schroder Investment Management North America Inc. (Schroder Investment Management North America Limited serves as a sub-sub-adviser)	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (02/29/2016 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	Since Inception[1]
Class A2	40.65%	16.67%	17.47%
Class A3	32.91%	15.36%	16.31%
Class C2	39.54%	16.31%	17.05%
Class C4	38.54%	16.31%	17.05%
Class I2	41.03%	17.01%	17.81%
Class R3[2]	40.70%	16.99%	17.70%
Class R4[2]	40.84%	16.86%	17.62%
Class R5[2]	41.09%	17.00%	17.78%
Class R6[2]	41.24%	17.14%	17.92%
Class Y2	41.08%	17.07%	17.86%
Class F2	41.32%	17.11%	17.90%
MSCI ACWI Index (Net)	37.28%	14.72%	15.20%

[1]	Inception: 02/29/2016
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Prior to 11/08/2019, the Fund pursued a modified strategy and Wellington Management served as the Fund’s only sub-adviser.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.49%	1.19%
Class C	2.33%	1.94%
Class I	1.21%	0.89%
Class R3	1.80%	1.41%
Class R4	1.50%	1.11%
Class R5	1.20%	0.81%
Class R6	1.08%	0.69%
Class Y	1.18%	0.79%
Class F	1.08%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Wellington Management Company LLP (“Wellington Management”)
Alan T. Hsu
Managing Director, Global Industry Analyst, and Equity Portfolio Manager
G. Thomas Levering
Senior Managing Director and Global Industry Analyst
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders”)
Simon Webber, CFA
Portfolio Manager
Isabella Hervey-Bathurst
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Climate Opportunities Fund returned 40.65%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the MSCI ACWI Index (Net), which returned 37.28% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 38.78% average return of the Lipper Global Multi-Cap Value group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and value and growth style characteristics, but not necessarily similar in terms of investment focus.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, global equities rose as measured by the MSCI ACWI Index (Net). Towards the end of 2020, global equities rebounded sharply after two COVID-19 vaccines demonstrated high efficacy rates in Phase 3 trials, fueling optimism that the pandemic could be alleviated in the near term. Despite this favorable development, the logistical challenges of distributing and administering the vaccines were significant, and high COVID-19 case counts threatened to undermine the global economic recovery.
In the first quarter of 2021, global markets continued to advance amid the accelerating global rollout of coronavirus vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. Massive stimulus measures combined with pent-up savings and significant supply-chain disruptions throughout the global economy fueled expectations for higher inflation. As a result, there were increased concerns that central banks would have to tighten monetary policy to an extent that could potentially impair equity markets.
In the second quarter of 2021, global equities were bolstered by improving global economic data, fiscal and monetary stimulus, strong corporate earnings, and higher vaccination rates. A combination of surging commodity prices, pent-up demand, global supply-chain

3

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher, prompting some central banks to raise interest rates or consider tightening monetary policy.
In the third quarter of 2021, global markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that have amplified the risk of more sustained inflation. In Asia, the spread of the COVID-19 Delta variant shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions and driving shipping costs and goods prices even higher.
In the final month of the period, global equities rebounded strongly, as risk sentiment was bolstered by strong corporate earnings, robust global equity inflows, and improving COVID-19 trends and vaccine coverage. However, persistent supply-chain disruptions and uncertainty about the inflation outlook triggered anxiety about the global economic recovery.
From a climate change perspective, after an extraordinary performance in 2020 which resulted in high valuations across the renewable energy, hydrogen, storage and electric vehicles related sectors, there has been an inevitable retracement in 2021. The most notable factor behind this was the weakness of renewable energy stocks and renewable-focused utilities, as the market rotated away from higher multiple, longer duration “green growth” stocks into more cyclical stocks geared to the near-term reopening of the economy following the COVID-19 pandemic shutdowns. Inflationary pressures and logistical challenges continued to weigh on the renewables sector and other industries with global supply chains. Although these pressures are unlikely to abate over the near term, they do not undermine the fundamental competitiveness of renewables versus fossil fuel technologies, nor undermine what is expected to be a multi-decade transition to the low carbon economy. Corporate and government commitment to decarbonizing remains strong, led by the European Union with very ambitious targets to reduce emissions by 2030, and the EU Green Deal channeling at least a quarter of the €750 billion (US$847 billion) recovery package towards decarbonization initiatives.
All eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Energy (+87%) and Financials (+60%) sectors had the largest gains, while the Utilities (+14%) and Consumer Staples (+19%) sectors had the smallest gains during the period.
Security selection was the primary driver of the Fund’s outperformance relative to the MSCI ACWI Index (Net) over the trailing twelve-month period ended October 31, 2021. Selection was strongest within the Utilities, Industrials, and Consumer Discretionary sectors, which was slightly offset by weaker selection within the Financials sector. On a regional basis, security selection in Europe and North America contributed most to relative performance. This was partially offset by selection in Japan, which detracted from performance. Sector allocation, a result of bottom-up stock selection of climate-related companies, also detracted from relative performance over the period. Due to the Fund’s focus on companies that address environmental challenges, relative to the MSCI ACWI Index (Net), the Fund has a natural overweight to the Industrials and Utilities sectors and underweights to the Financials, Healthcare, and Communication Services sectors. During the period, the Fund’s overweight to the Utilities sector and an underweight to the Financials sector were the primary detractors from performance. Conversely, the Fund’s underweight to the Consumer Discretionary sector and an overweight to the Industrials sector was additive to performance during the period.
The top contributors to relative returns over the period included China Longyuan Power (Utilities), Sunnova Energy (Utilities), and Samsung SDI (Information Technology). Shares of China Longyuan Power, the largest renewable power producer in China, rose over the period after the company announced earnings for the first half of 2021 that beat consensus expectations, with net profit up 38% year-over-year versus expectations of a 15% increase. Increasing revenues from wind power and tariffs drove results. Management also announced the addition of 30 gigawatts (GW) of production capacity by 2025. Shares of renewable energy solutions company Sunnova Energy rose over the period. The company reported strong third-quarter revenue and customer growth with initial fiscal year 2023 (FY2023) guidance well above consensus expectations. Samsung SDI, which manufactures lithium-ion batteries, has seen orders for electric vehicle (EV) batteries hold up much better than expected despite the global supply chain issues amidst a strengthening of European environmental laws, which has helped to accelerate EV growth.
The top detractors from relative performance during the period included FMC (Materials), Eversource Energy (Utilities), and Alstom (Industrials). Shares of FMC, a chemical manufacturing company, fell sharply in August 2021. Despite reporting strong second-quarter results, FMC lowered its fiscal year 2021 guidance for earnings before interest, taxes, depreciation, and amortization (EBITDA) and for earnings per share (EPS). This was attributable to higher raw materials, packaging and logistics costs. Shares of Eversource Energy, a utility company that engages in the generation, transmission, and distribution of natural gas and electricity, were volatile over the period but ended the period lower. Shares were pressured by a rising interest rate and inflationary environment, as well as by the Biden administration discussing plans for reaching carbon-free power generation by 2035 and net-zero greenhouse gas emissions by 2050. French multinational rolling stock manufacturer Alstom detracted from the Fund’s performance as a diplomatic disagreement between Paris and Australia over a canceled submarine deal weakened investor sentiment towards the stock. Sentiment was further weakened by concerns about slowing global economic growth, fears about a potential spillover of the debt crisis at Chinese property company Evergrande, and the prospect of tighter monetary policy due to tapering of asset purchases by the U.S. Federal Reserve (Fed).
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, Wellington Management believes that, given the backdrop of a potential Fed tightening cycle, year-over-year waning of fiscal stimulus globally, and optically rich valuations, their preferences remain to find inexpensive ways to find growth and upside surprise. In that order Wellington Management expects economic
4

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

growth to pick up, so future investments for this portion of the Fund may tilt in those areas. Thematically, sustainable transport remains attractive given reasonable valuations and a replacement cycle that has been delayed by the ongoing coronavirus pandemic, in the view of Wellington Management. Additionally, Wellington Management believes there will be an eventual end to current supply chain woes as well, although the timing is not yet clear. Wellington Management suspects it will be a 2022 event, and that the market will discount this well before it becomes obvious. If so, this is another argument in favor of transport and service-oriented investments at the relative expense of capital goods-oriented investments, in Wellington Management’s view.
As of the end of the period, Schroders expects rapid adoption of renewable energy practices worldwide, particularly in solar but also in wind, where technological gains are helping make installation more affordable. The build-out of a green hydrogen industry to decarbonize heavy industry and transport will also require very significant additional renewable energy capacity additions, in Schroders’ view. The portion of the Fund sub-advised by Schroders has significant exposure to higher-quality investments in these areas as of the end of the period, particularly the wind industry where consolidation has led to sufficient pricing power for companies to have good return potential, in Schroders’ view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund’s performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers’ investment styles may not be complementary. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Focusing on investments that involve climate change opportunities or sustainable and environmental initiatives may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. • The exclusion of certain issuers for reasons other than performance may negatively impact the Fund’s performance. • There are risks of focusing investments in securities of companies in the utilities and industrials sectors which may cause the Fund’s performance to be sensitive to developments in those sectors.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.3%
Consumer Discretionary	10.0
Consumer Staples	3.1
Financials	5.6
Health Care	1.3
Industrials	34.9
Information Technology	14.7
Materials	6.1
Real Estate	1.8
Utilities	15.8
Total	95.6%
Short-Term Investments	3.7
Other Assets & Liabilities	0.7
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Emerging Markets Equity Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	21.18%	8.86%	4.99%
Class A2	14.51%	7.63%	4.40%
Class C1	20.23%	8.01%	4.20%
Class C3	19.23%	8.01%	4.20%
Class I1	21.64%	9.19%	5.35%
Class R3[1]	20.99%	8.56%	4.72%
Class R4[1]	21.22%	8.88%	5.02%
Class R5[1]	21.24%	9.14%	5.25%
Class R6[1]	21.75%	9.33%	5.46%
Class Y1	21.67%	9.23%	5.41%
Class F1	21.78%	9.32%	5.42%
MSCI Emerging Markets Index (Net)	16.96%	9.39%	4.88%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Performance information prior to 05/07/2015 reflects when the Fund pursued a modified investment strategy.

6

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.47%	1.45%
Class C	2.29%	2.20%
Class I	1.14%	1.14%
Class R3	1.76%	1.70%
Class R4	1.46%	1.45%
Class R5	1.16%	1.15%
Class R6	1.04%	0.98%
Class Y	1.14%	1.10%
Class F	1.04%	0.98%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
David J. Elliott, CFA
Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management
Wellington Management Company LLP
Mark A. Yarger, CFA
Managing Director and Quantitative Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Emerging Markets Equity Fund returned 21.18%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned 16.96% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 22.66% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Emerging market (EM) equities, as measured by the MSCI Emerging Markets Index (Net), performed strongly at the end of 2020 into 2021. Investor sentiment improved amid positive coronavirus vaccine news, higher commodity prices, and the potential for additional liquidity support globally. Despite a surge in coronavirus cases in emerging countries as well as in many other areas of the world, favorable vaccine developments strengthened the prospects for a faster global economic recovery.
In Asia, India and Taiwan led the region with higher returns within the MSCI Emerging Markets Index (Net). Markets focused on India’s favorable long-term growth potential and economic activity, which began to revive in June 2021 after a devastating wave of coronavirus cases. Taiwan and South Korea advanced amid ongoing strength in technology exports, while Thailand benefited from optimism about a recovery in tourism. In China, the government’s regulatory crackdown on technology and gaming companies spooked investors, and a high-profile financial crisis at the country’s second-largest property developer, Evergrande, rippled through global markets, sparking widespread fears of a systemic crisis in China’s Real Estate sector.
Latin American equities produced positive results during the period, aided by a rebound in commodity prices and progress with the rollout of coronavirus vaccines. Despite Argentina’s severe coronavirus situation, markets gained comfort from indications that the International Monetary Fund (IMF) would continue to work with the country on a program that aims to provide economic stability and sustainable growth. Brazil and Mexico benefited from higher oil prices, with the rollout of coronavirus vaccines fueling prospects for stronger economic growth and greater demand for oil.
Within Europe, the Middle East, and Africa (EMEA), Central European countries such as the Czech Republic, Hungary, and Poland produced strong returns. Thanks to easing coronavirus restrictions, these countries benefited from a faster-than-expected rebound in Europe’s economic growth. Russia’s economic rebound was resilient despite a wave of coronavirus cases, as surging energy prices and higher oil output provided a boost for the economy.

7

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Eight of eleven sectors within the MSCI Emerging Markets Index (Net) posted positive returns during the period. The Energy (+56%), Materials (+45%), and Financials (+36%) sectors rose the most, while the Consumer Discretionary (-15%), Real Estate (-11%), and Communication Services (-1%) sectors declined most during the period.
Within the Fund, security selection within the Consumer Discretionary, Financials, and Information Technology sectors were the largest contributors to returns relative to the MSCI Emerging Markets Index (Net). This was partially offset by weaker selection within the Energy and Healthcare sectors. Sector allocation, a result of our quantitative security selection process, also contributed positively to relative performance. An underweight to the Consumer Discretionary and Materials sectors contributed the most to relative performance, while an underweight to the Information Technology sector detracted from relative performance. From a country perspective, security selection within China, Taiwan, and Brazil contributed positively to relative performance, while security selection in Malaysia, Turkey, and Mexico detracted from returns. Allocation within countries detracted from relative performance, as the Fund’s underweights to Saudi Arabia, India, and no exposure to Kuwait detracted from relative performance, offsetting positive performance from the Fund’s overweights to the United Arab Emirates, Taiwan, and Poland.
Fubon Financial Holdings (Financials), Alibaba (Consumer Discretionary), and Sberbank Russia (Financials) were the largest contributors to relative performance during the period. The Fund’s overweight to Fubon Financial Holdings, a consumer insurance company in China, contributed positively to performance, as the company experienced strong growth on the back of increased demand for wealth and financial products domestically. Shares of Alibaba, China’s e-commerce leader and the holder of a 30% stake in Ant Financial, which operates the country’s largest digital payments platform, declined sharply for the period. The company has found itself in the crosshairs of local regulators, first with the forced postponement of the highly anticipated initial public offering (IPO) of Ant Financial, and more recently as the target of a government investigation into monopolistic behavior. The Fund’s overweight to Sberbank Russia, a commercial banking and financial services company, also contributed to relative performance during the period. Shares of Sberbank outperformed during the period as the bank consistently beat consensus earnings estimates and revised its full-year earnings guidance upward.
Gazprom (Energy), ANTA Sports Products (Consumer Discretionary), and Sinotruk Hong Kong (Industrials) were the top detractors from performance relative to the MSCI Emerging Markets Index (Net) during the period. An underweight to Gazprom, a Russian based gas exploration and production company, detracted from relative performance as shares surged on a rebound in commodity prices. Shares of ANTA Sports Products, a China-based sportswear designer, developer and manufacturer, declined as a rise in Delta variant cases and the country’s regulator crackdown created challenges for the company. Shares of Sinotruk, a heavy truck manufacturer in China, declined as year-over-year demand for trucks weakened due to lower than expected infrastructure and development spending.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
We plan to continue to seek to add value by utilizing proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of the Fund’s returns.
At the end of the period, the Fund had the largest overweights to South Korea and Russia, and the largest underweights to Indonesia and India relative to the MSCI Emerging Markets Index (Net). On a sector basis, the Fund had its largest overweights to the Financials, Energy, and Healthcare sectors, and the largest underweights to the Materials, Communication Services, and Industrials sectors relative to the MSCI Emerging Markets Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.5%
Consumer Discretionary	15.5
Consumer Staples	5.4
Energy	6.9
Financials	21.5
Health Care	4.7
Industrials	3.9
Information Technology	20.0
Materials	6.8
Real Estate	1.8
Utilities	1.9
Total	97.9%
Short-Term Investments	1.7
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
8

Hartford Global Impact Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 02/28/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (02/28/2017 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	Since Inception[1]
Class A2	35.64%	16.90%
Class A3	28.18%	15.49%
Class C2	34.52%	16.16%
Class C4	33.52%	16.16%
Class I2	36.03%	17.33%
Class R3[2]	35.24%	16.83%
Class R4[2]	35.65%	17.04%
Class R5[2]	36.10%	17.30%
Class R6[2]	36.32%	17.43%
Class Y2	36.13%	17.41%
Class F2	36.30%	17.45%
MSCI ACWI Index (Net)	37.28%	13.78%

[1]	Inception: 02/28/2017
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Performance information prior to 10/07/2019 reflects when the Fund operated as a feeder fund in a master feeder structure.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.49%	1.19%
Class C	2.23%	1.94%
Class I	1.11%	0.89%
Class R3	1.71%	1.41%
Class R4	1.39%	1.11%
Class R5	1.11%	0.81%
Class R6	1.02%	0.69%
Class Y	1.12%	0.79%
Class F	1.02%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

9

Hartford Global Impact Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Manager
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Global Impact Fund returned 35.64%, before sales charge, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the MSCI ACWI Index (Net), which returned 37.28% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 47.07% average return of the Lipper Global Small-/Mid-Cap Funds peer group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and global exposure, but not necessarily similar in terms of investment focus.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, global equities rose, as measured by the MSCI ACWI Index (Net). Towards the end of 2020, global equities rebounded sharply after two coronavirus vaccines demonstrated high efficacy rates in Phase 3 trials, fueling optimism that the pandemic could be alleviated in the near term. Despite this favorable development, the logistical challenges of distributing and administering the vaccines were significant, and high coronavirus case counts threatened to undermine the global economic recovery.
In the first quarter of 2021, global markets continued to advance amid the accelerating global rollout of coronavirus vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. Massive stimulus measures combined with pent-up savings and significant supply-chain disruptions throughout the global economy fueled expectations for higher inflation. As a result, there were heightened concerns that central banks may have to tighten monetary policy to an extent that could impair equity markets.
In the second quarter of 2021, global equities were bolstered by improving global economic data, fiscal and monetary stimulus, strong corporate earnings, and higher vaccination rates. A combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy.
In the third quarter of 2021, global markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the spread of the coronavirus Delta variant shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions and driving shipping costs and goods prices even higher.
In the final month of the period, global equities rebounded strongly, as risk sentiment was bolstered by strong corporate earnings, robust global equity inflows, and improving trends regarding the coronavirus pandemic and vaccine coverage. However, persistent supply-chain disruptions and uncertainty about the inflation outlook triggered anxiety about the global economic recovery.
All of the eleven sectors in the MSCI ACWI Index (Net) posted positive returns during the period. The Energy (+87%) and Financials (+60%) sectors rose the most, while the Utilities (+14%) and Consumer Staples (+19%) sectors rose the least during the period.
Sector allocation, a result of the bottom-up stock selection process, was the primary driver of the Fund’s underperformance relative to the MSCI ACWI Index (Net), primarily due to an underweight to the Financials sector and not holding equities in the Energy sector. On the other hand, underweights to the Consumer Staples and Consumer Discretionary sectors contributed positively to relative returns over the period.
Security selection also contributed positively to the Fund’s performance relative to the MSCI ACWI Index (Net). Strong selection in the Industrials, Consumer Discretionary, and Utilities sectors were the largest contributors to relative results. This was partially offset by weaker stock selection in the Healthcare and Financials sectors, which detracted from performance. On a regional basis, security selection in Emerging Markets was the primary contributor to relative performance, which was partially offset by weaker selection in Europe and the United Kingdom, which detracted from performance.
Top detractors from relative performance included Amedisys (Healthcare), StoneCo (Information Technology), and Tesla (Consumer Discretionary). Shares of Amedisys, a provider of home health and hospice care services, fell sharply in August 2021 on weakness within the hospice segment of the company’s business, as new patient development has been negatively affected by high turnover and labor shortages in their salesforce during the coronavirus pandemic. We added to the Fund’s position on the company’s stock-price weakness during the period, believing that the labor challenges would prove transient, management’s plans would address these staffing challenges, and that home health solutions would take market share from skilled nursing facilities. Shares of StoneCo, a Brazil-based payment solutions provider, declined during the period after the company reported weak second-quarter 2021 earnings impacted by its credit business. The Brazilian financial technology

10

Hartford Global Impact Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

(fintech) company recognized more provisions for losses in light of problems related to collections in the new receivables system. Political instability and a higher inflation rate in Brazil also created additional challenges for the stock. Not owning Tesla, an electric vehicle and clean Energy company and constituent of the MSCI ACWI Index (Net), was also a top detractor from the Fund’s relative performance. The Fund did not own Tesla as of the end of the period due to expensive valuation and ongoing governance concerns in our view.
Top contributors to relative performance for the period included Upwork (Industrials), Etsy (Consumer Discretionary), and Mimecast (Information Technology). Shares of Upwork, a United States (U.S.)-based freelancing platform, rose in the first quarter of 2021 following sell-side upgrades which focused on Upwork’s better-than-expected results in multiple quarters and strategic changes brought about by the new management. We trimmed the Fund’s position during the period. Shares of Etsy, a U.S.-based company that helps drive critical connectivity for artisans and small businesses, rose in February 2021 following strong fourth-quarter results in 2020 that topped consensus revenue and earnings estimates, prompting several upgrades from sell-side coverage. Shares rose again in June 2021 following the announcement that the company would be acquiring Depop and Elo7. The Fund continued to hold the position as of the end of the period. Shares of Mimecast, a vendor of cloud-based email security solutions, rose over the period after the company reported several consecutive quarterly results that exceeded consensus expectations across the board, leading to a rising share price. During the period, the company saw accelerating revenue growth as well as increasing new customer additions and net retention rates for the first time since the start of the coronavirus pandemic. We trimmed the Fund’s position on the share price strength towards the end of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we are mindful that there are increased uncertainties on the horizon. We are monitoring progress on the U.S. infrastructure bill, which will have implications for growth and, depending on the size of the bill, could lend support to some of the Fund’s alternative energy holdings. In addition, it is likely that the U.S. Federal Reserve (Fed) will begin to taper its bond buying in the near term, which we believe may be positive for interest-rate-sensitive names and could have implications for market multiples overall. Finally, the progress of gross domestic product (GDP) growth in China, which has slowed recently, and the trajectory of current high energy prices will likely have implications for global growth. We remain mindful of the valuations of the companies held by the Fund and will look to adjust the Fund’s investments according to our assessment of shifting risk/rewards.
Due to the Fund’s focus on impact companies and sustainability, the Fund has natural underweights in certain sectors, such as the Financials, Consumer Discretionary, and Communication Services sectors, and overweights to the Industrials, Healthcare, and Real Estate sectors. Within our impact themes, the Fund’s largest absolute weights at the end of the period were in health and resource efficiency. On a regional basis, the Fund ended the period with its largest overweight in Developed Europe ex United Kingdom and its largest underweight in Japan relative to the MSCI ACWI Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Investing in companies that seek to address major social and environmental challenges may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus. The exclusion of certain issuers for reasons other than performance may negatively impact the Fund’s performance.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.0%
Consumer Discretionary	6.9
Consumer Staples	2.6
Financials	8.3
Health Care	19.8
Industrials	22.1
Information Technology	15.7
Materials	4.4
Real Estate	8.9
Utilities	3.6
Total	96.3%
Short-Term Investments	4.5
Other Assets & Liabilities	(0.8)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

Hartford International Equity Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 06/30/2008 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	26.93%	8.40%	6.82%
Class A2	19.95%	7.18%	6.22%
Class C1	26.06%	7.60%	6.03%
Class C3	25.06%	7.60%	6.03%
Class I1	27.45%	8.77%	7.20%
Class R3[1]	26.71%	8.09%	6.54%
Class R4[1]	27.00%	8.40%	6.85%
Class R5[1]	27.35%	8.81%	7.15%
Class R6[1]	27.52%	8.99%	7.34%
Class Y1	27.34%	8.85%	7.27%
Class F1	27.50%	8.91%	7.26%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Performance information prior to 08/13/2015 reflects when the Fund pursued a modified investment strategy.
Classes A, C, and I of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

12

Hartford International Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.99%	0.99%
Class C	1.76%	1.76%
Class I	0.63%	0.63%
Class R3	1.24%	1.24%
Class R4	0.95%	0.95%
Class R5	0.66%	0.66%
Class R6	0.55%	0.55%
Class Y	0.65%	0.65%
Class F	0.54%	0.54%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford International Equity Fund returned 26.93%, before sales charge, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 29.66% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 32.14% average return of the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). Early in the period, markets rebounded sharply after two coronavirus vaccines demonstrated high efficacy rates in Phase 3 trials. Markets continued to advance early in 2021 amid the accelerating global rollout of vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. The combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth drove inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in coronavirus cases came to a halt during the second quarter, as the rapid spread of the highly infectious Delta variant disrupted plans to lift lockdowns in many countries and reopen economies.
In the third quarter of 2021, international equities fell as markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the spread of the coronavirus Delta variant shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions and driving shipping costs and goods prices even higher. Then, a debt crisis at one of China’s largest real estate developers, Evergrande, destabilized financial markets and fueled concerns about lasting damage to China’s credit conditions and its economy. At the end of the period, international equities rebounded strongly, as risk sentiment was bolstered by strong corporate earnings, robust global equity inflows, and improving trends regarding the coronavirus pandemic and vaccine coverage. However, optimism was tempered by persistent supply chain disruptions and uncertainty about the inflation outlook.
All eleven sectors within the MSCI ACWI ex USA Index (Net) posted positive returns for the twelve months ending October 31, 2021. The Energy (+73.37%), Financials (+49.82%), and Information Technology (+43.07%) sectors posted the largest gains during the period, while the Communication Services (+5.98%), Consumer Discretionary (+13.34%), and Utilities (+17.12%) sectors posted the smallest gains for the period.
Sector allocation, a residual of the underlying portfolio managers’ bottom-up stock selection processes, detracted from the Fund’s returns relative to the MSCI ACWI ex USA Index (Net) over the period. Underweight exposure to the Financials sector was the largest detractor from relative performance during the period, while underweight exposure to the Utilities sector was the largest contributor.

13

Hartford International Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Security selection contributed positively to the Fund’s relative performance during the period. Strong selection in the Communication Services, Industrials, and Financials sectors was only partially offset by weaker selection in the Healthcare, Consumer Staples, and Real Estate sectors, which detracted from performance.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact overall on the Fund was positive during the period. The Fund’s exposure to higher-beta names and its smaller cap footprint contributed positively to performance. The Fund’s slightly lower exposure to higher-leverage and higher-momentum names relative to the MSCI ACWI ex USA Index (Net) detracted from performance. From a top-down perspective, the Fund’s country and currency exposure detracted from relative results; Emerging Markets (Brazil, Russia) and North America (Canada) detracted most.
The largest detractors from the Fund’s relative performance were Vipshop (Consumer Discretionary), Sands China (Consumer Discretionary), and New Oriental Education (Consumer Discretionary). Vipshop is a Chinese e-commerce company. Shares fell over the period on weak second-quarter 2021 earnings. Management also announced lower-than-expected third-quarter 2021 guidance as a resurgence in coronavirus cases and seasonal weakness had impacted apparel demand. The Fund continued to hold this name as of the end of the period. Sands China is an operator of casinos in Macau. Shares ended the period lower after government officials announced plans to tighten gambling restrictions. The casino also released mixed earnings in the first half of 2021 as the company’s path to recovery continued to be challenged by coronavirus restrictions. We reduced the Fund’s position during the period. New Oriental Education is a provider of private education services in China. Shares plummeted after the Chinese regulator decided to convert after-school tutoring (AST) companies to non-profits. We increased the Fund’s position during the period.
Top contributors to the Fund’s relative performance during the period included Alibaba (Consumer Discretionary), Coupang (Consumer Discretionary), and Tencent (Communication Services). Alibaba is a Chinese technology conglomerate. Shares ended the period lower as Chinese tech companies faced challenges from new regulations proposed by Beijing aiming to stop unfair competition, particularly concerning companies’ use of data. The Fund’s underweight exposure to this stock contributed positively to performance. We reduced the Fund’s position during the period. The fair valuation of legacy private placement Coupang, a South Korea based e-commerce company, rose during the period following the company’s initial public offering (IPO). We eliminated the Fund’s position during the period following the company’s public listing. Shares of Chinese technology conglomerate Tencent, in which the Fund was underweight, fell during the period. China's sprawling crackdown on technology companies, including new regulation to limit online gaming by minors to three hours per week, weighed on shares.
At times during the period, the Fund used equity index futures to equitize cash or efficiently manage risks. During the period, the use of equity index futures had a slightly positive contribution to relative performance.
What is the outlook as of the end of the period?
As of the end of the period, we observed that while company earnings have been improving during 2021 relative to 2020, risks have continued to evolve. This includes the potential economic ramifications following the spread of the coronavirus Delta variant and the reemergence of pandemic-related restrictions in some regions, potential broad market disruption from political gridlock surrounding publicly listed equities in China and the government debt ceiling in the United States (U.S.), and the potential impact to company fundamentals as central banks begin to roll back stimulus programs. Against this backdrop, we expect continued volatility as investors balance long-term opportunities and near-term risks. As ever, we remain vigilant in managing risks in the Fund and seek to deliver performance that is driven by security selection.
Looking across markets, we are mindful of the ever-evolving risks of different equity factors and seek to create a portfolio of differentiated investment styles and philosophies. As of the end of the period, we are maintaining the Fund’s exposure to cyclical areas of the market through our allocations to mean-reversion (e.g. value and contrarian) underlying portfolio managers. These underlying portfolio managers look to invest in undervalued companies and use their security selection expertise to seek to identify companies with solid fundamentals and to avoid businesses that they believe are unlikely to mean-revert in the future. We look to our trend-following (e.g. growth and momentum) underlying portfolio managers to seek to provide capital appreciation by seeking attractive companies with favorable growth prospects. As with value equities, we look for the underlying portfolio managers' fundamental security selection processes to help identify companies with better long-term growth fundamentals versus those that are more speculative and driven by investor exuberance. We aim to balance these exposures with risk-aversion (e.g. quality and low volatility) allocations, which seek to provide a more defensive weight to the Fund by investing in companies with more stable businesses in our view. We believe these characteristics add beneficial exposure to the Fund in the event of an unexpected shock to the economy or markets. As of the end of the period, we believe these equities continue to trade at attractive valuations relative to history. To that end, we expect the market backdrop to benefit fundamental portfolio managers looking to differentiate between companies that can succeed in the current climate from those that cannot.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or
14

Hartford International Equity Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.3%
Consumer Discretionary	12.7
Consumer Staples	9.7
Energy	4.8
Financials	16.7
Health Care	8.7
Industrials	14.0
Information Technology	12.9
Materials	5.1
Real Estate	1.9
Utilities	2.1
Total	96.9%
Short-Term Investments	2.8
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
15

The Hartford International Growth Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	24.68%	12.76%	9.56%
Class A2	17.82%	11.49%	8.94%
Class C1	23.72%	11.93%	8.74%
Class C3	22.72%	11.93%	8.74%
Class I1	25.09%	13.11%	9.91%
Class R3[1]	24.42%	12.46%	9.33%
Class R4[1]	24.71%	12.78%	9.66%
Class R5[1]	25.09%	13.14%	9.99%
Class R6[1]	25.23%	13.25%	10.08%
Class Y1	25.13%	13.16%	10.04%
Class F1	25.29%	13.24%	9.97%
MSCI ACWI ex USA Growth Index (Net)	22.73%	12.67%	8.50%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.36%	1.30%
Class C	2.14%	2.05%
Class I	0.98%	0.98%
Class R3	1.62%	1.57%
Class R4	1.31%	1.27%
Class R5	1.00%	1.00%
Class R6	0.90%	0.85%
Class Y	1.01%	0.95%
Class F	0.90%	0.85%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

16

The Hartford International Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Manager
Matthew D. Hudson, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Growth Fund returned 24.68%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Growth Index (Net), which returned 22.73% for the same period, and underperforming the Fund’s secondary benchmark, the MSCI ACWI ex USA Index (Net), which returned 29.66% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 29.48% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, international equities rose as measured by the MSCI ACWI ex USA Index (Net). In the fourth quarter of 2020, markets rebounded sharply after two coronavirus vaccines demonstrated high efficacy rates in Phase 3 trials. Despite this favorable development, the logistical challenges of distributing and administering the vaccines were significant, and high coronavirus case counts threatened to undermine the global economic recovery.
International equities rose during the first quarter of 2021. Markets continued to advance amid the accelerating global rollout of coronavirus vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. Massive stimulus measures combined with pent-up savings and significant supply chain disruptions throughout the global economy fueled investor expectations for higher inflation. As a result, there were heightened concerns that central banks may have to tighten monetary policy to an extent that could impair equity markets. Despite a broadening rollout of vaccines, global coronavirus pandemic trends remained volatile. Europe experienced a sharp rise in coronavirus infections, extended lockdowns, and a slow vaccine rollout. The European Parliament approved the Recovery and Resilience Facility, which will provide €672.5 billion in grants and loans to help European Union (EU) countries to alleviate the social and economic effects of the coronavirus pandemic.
In the second quarter of 2021, international equities rose as markets were bolstered by improving global economic data, fiscal and monetary stimulus, strong corporate earnings, and higher vaccination rates. A combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in coronavirus cases since mid-April 2021 came to a halt, and the rapid spread of the highly infectious Delta variant of the coronavirus disrupted plans to lift lockdowns in many countries and reopen economies.
In the third quarter of 2021, international equities fell as markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the spread of the coronavirus Delta variant shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions and driving shipping costs and goods prices even higher. Mounting inflation forced many emerging-markets countries to raise interest rates, while other central banks assessed plans for curbing their accommodative policies. China’s regulatory crackdown on private education businesses and companies that handle large quantities of data pummeled the shares of Chinese technology stocks, sparking fears of more regulations for private companies. Then, a debt crisis at one of China’s largest real estate developers, Evergrande, destabilized financial markets and fueled concerns about lasting damage to China’s credit conditions and its economy.
At the end of the period, international equities rebounded strongly, as risk sentiment was bolstered by strong corporate earnings, robust global equity inflows, and improving trends regarding the coronavirus pandemic and vaccine coverage. However, persistent supply-chain disruptions and uncertainty about the inflation outlook triggered anxiety about the global economic recovery. A combination of strong demand and depleted supplies drove oil, gas, and coal prices sharply higher. In Europe, gas prices jumped by 60% in a week, before steadying after Russian President Vladimir Putin directed the country’s major gas producer to increase European supplies. China’s central bank governor indicated that the Chinese government could contain the risks that Evergrande’s debt woes posed to the country’s economy, as liabilities were spread across hundreds of entities in the financial system.
Ten out of the eleven sectors in the MSCI ACWI ex USA Growth Index (Net) rose during the period. Within the index, the Energy (+59%), Information Technology (+45%), and Financials (+45%) sectors performed best.
Security selection was a significant contributor to the Fund’s outperformance relative to the MSCI ACWI ex USA Index (Net). Strong selection in the Consumer Discretionary, Industrials, and Financials sectors contributed positively to the Fund’s outperformance. This was partially offset by weak selection within the Consumer Staples, Healthcare, and Communication Services sectors. Sector

17

The Hartford International Growth Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

allocation, a residual of our bottom-up stock selection, detracted from relative performance. The Fund’s overweight to the Communication Services and Consumer Discretionary sectors detracted most from performance, while an overweight to the Information Technology sector and an underweight to the Consumer Staples sector contributed positively. On a regional basis, security selection in Europe ex U.K. and North America contributed positively to relative performance, while security selection in Emerging Markets and the U.K. detracted from performance.
Partners Group (Financials), Moncler (Consumer Discretionary), and Julius Baer (Financials) were the top contributors to the Fund’s performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period. Partners Group, a Swiss-based private equity firm, outperformed during the period given continued investor demand for private assets resulting in a favorable fundraising environment. Moncler, an Italian luxury fashion brand, outperformed during the period. During the period, the company benefited from its international footprint, with strong demand in both Europe and China as the regions continue to recover from the coronavirus pandemic and resulting travel restrictions. Julius Baer, a Swiss-based private banking corporation, outperformed during the period. The company experienced a strong third quarter of 2021, and continued to excel through the end of the period, primarily due to accelerated growth of new assets under management. Additionally, as of the end of the period, efforts by management to reduce costs have begun to flow through to results.
Among the top detractors to relative performance during the period were Yatsen (Consumer Staples), Worldline (Information Technology), and Cellnex Telecom (Communication Services). Shares of Yatsen, a Chinese cosmetics company, fell over the period following weak earnings reports. Shares have also been pressured lower as regulatory uncertainty in China continues to intensify with plans to tighten rules for Chinese equities listed abroad. We eliminated the Fund’s position during the period. Shares of Worldline, a French payment and transactional service company, underperformed during the period after the company reported disappointing results during the first half of 2021. We eliminated the Fund’s position during the period. Shares of Cellnex Telecom, a Spain-based cell tower operator and consolidator, underperformed during the period. Shares of the company, which was largely viewed as a beneficiary of the conditions created by the coronavirus pandemic, lagged the broader markets as economies began to re-open. However, we continued to own the position within the Fund as of the end of the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic considerations continue to dominate the investment landscape, while company fundamentals have been largely over-shadowed. In the U.S., the 10-year Treasury yield spiked given increasing expectations that the U.S. Federal Reserve (Fed) will begin to reduce its unprecedented levels of stimulus in order to combat rising inflation. Further, policy concerns over a potential government shutdown and uncertainty related to the outcome of the proposed infrastructure bill weighed on broader investor sentiment.
As of the end of the period, the Fund remained balanced between companies benefiting from structural growth opportunities and companies likely to benefit from continued re-opening of the economy and resumption of pre-pandemic activities. Given the multitude of macroeconomic factors that are currently impacting stock prices, we continued to maintain a dynamic balance in the Fund’s portfolio until we gain more clarity around the future environment. Lastly, we remained cognizant of potential supply chain issues and the possible near-term implications for companies’ inventory levels.
From a regional perspective, we have decreased our earnings and growth estimates for Chinese companies given an increasingly uncertain regulatory environment, and ultimately reduced the Fund’s exposure to China toward the end of the period. As of the end of the period, we continued to find what we consider to be attractive opportunities within our investable universe in Europe and North America.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund may focus on investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.7%
Consumer Discretionary	18.9
Consumer Staples	6.7
Energy	2.1
Financials	7.8
Health Care	6.5
Industrials	14.7
Information Technology	27.7
Materials	4.3
Total	96.4%
Short-Term Investments	2.7
Other Assets & Liabilities	0.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
18

The Hartford International Opportunities Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	27.91%	10.62%	8.06%
Class A2	20.88%	9.37%	7.45%
Class C1	26.94%	9.78%	7.26%
Class C3	25.94%	9.78%	7.26%
Class I1	28.38%	10.95%	8.42%
Class R3[1]	27.54%	10.28%	7.78%
Class R4[1]	27.94%	10.62%	8.11%
Class R5[1]	28.31%	10.96%	8.43%
Class R6[1]	28.47%	11.08%	8.55%
Class Y1	28.34%	11.01%	8.52%
Class F1	28.51%	11.07%	8.48%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford International Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.13%	1.13%
Class C	1.90%	1.90%
Class I	0.79%	0.79%
Class R3	1.42%	1.42%
Class R4	1.11%	1.11%
Class R5	0.81%	0.81%
Class R6	0.71%	0.71%
Class Y	0.80%	0.77%
Class F	0.70%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Nicolas M. Choumenkovitch
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Opportunities Fund returned 27.91%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned 29.66% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 29.48% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, international equities rose as measured by the MSCI ACWI ex USA Index (Net). In the fourth quarter of 2020, markets rebounded sharply after two COVID-19 vaccines demonstrated high efficacy rates in Phase 3 trials. Despite this favorable development, the logistical challenges of distributing and administering the vaccines were significant, and high coronavirus case counts threatened to undermine the global economic recovery.
International equities rose during the first quarter of 2021. Markets continued to advance amid the accelerating global rollout of coronavirus vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. Massive stimulus measures combined with pent-up savings and significant supply chain disruptions throughout the global economy fueled investor expectations for higher inflation. This led to increased concerns that central banks may have to tighten monetary policy to an extent that could impair equity markets. Despite a broadening rollout of vaccines, global coronavirus trends remained volatile. Europe experienced a sharp rise in COVID-19 infections, extended lockdowns, and a slow vaccine rollout. The European Parliament approved the Recovery and Resilience Facility, which will provide €672.5 billion in grants and loans to help European Union (EU) countries to alleviate the social and economic effects of the pandemic.
In the second quarter of 2021, international equities rose as markets were bolstered by improving global economic data, fiscal and monetary stimulus, strong corporate earnings, and higher vaccination rates. A combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in COVID-19 cases since mid-April 2021 came to a halt. The rapid spread of the highly infectious Delta variant of the coronavirus disrupted plans to lift lockdowns and reopen economies in many countries.
In the third quarter of 2021, international equities fell as markets encountered pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the spread of the COVID-19 Delta variant shuttered factories and snarled traffic at several major ports, exacerbating supply-chain disruptions and driving shipping

20

The Hartford International Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

costs and goods prices even higher. Mounting inflation forced many emerging markets countries to raise interest rates, while other central banks assessed plans for curbing their accommodative policies. China’s regulatory crackdown on private education businesses and companies that handle large quantities of data pummeled share prices of Chinese technology equities, sparking fears of more regulations for private companies. Next, a debt crisis at one of China’s largest property developers, Evergrande, destabilized financial markets and fueled concerns about lasting damage to China’s credit conditions and its economy.
At the end of the period, international equities rebounded strongly, as risk sentiment was bolstered by strong corporate earnings, robust global equity inflows, improving coronavirus trends, and wider vaccine coverage. However, persistent supply-chain disruptions and an uncertain inflation outlook triggered anxiety about the global economic recovery. A combination of strong demand and depleted supplies drove oil, gas, and coal prices sharply higher. In Europe, gas prices jumped by 60% in a week, before steadying after Russian President Vladimir Putin directed the country’s major gas producer to increase European supplies. China’s central bank governor indicated that the Chinese government could contain the risks that Evergrande’s debt woes posed to the country’s economy, as liabilities were spread across hundreds of entities in the financial system.
Within the MSCI ACWI ex USA Index (Net), all eleven sectors posted positive returns for the twelve months ending October 31, 2021. The Energy (+73.37%), Financials (+49.82%), and Information Technology (+43.07%) sectors posted the largest gains over the period, while the Communication Services (+5.98%), Consumer Discretionary (+13.34%), and Utilities (+17.12%) sectors lagged.
Security selection detracted from the Fund’s relative performance over the period, led by weak selection within the Consumer Discretionary, Industrials, and Energy sectors. Conversely, strong selection within the Materials, Utilities, and Communication Services sectors contributed positively, partially offsetting the negative relative results. Sector allocation, a result of the bottom-up stock selection process, contributed positively to relative results. The Fund’s relative overweight to the Information Technology sector and underweights to the Consumer Staples and Communication Services sectors proved beneficial to performance, while a relative underweight to the Financials sector and a slight overweight to the Energy sector detracted from performance, partially offsetting results.
Top detractors from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period included Alibaba Group (Consumer Discretionary), Iberdrola (Utilities), and Localiza (Industrials). Shares of Alibaba ended the period lower. Chinese tech companies faced challenges from new regulations proposed by Beijing aiming to stop unfair competition, particularly concerning companies’ use of data. Shares of Spanish multinational electric utility company Iberdrola fell during the period after the Spanish government announced a number of measures aimed at reducing electricity bills, including a tax on hydro and nuclear plants tied to European gas prices. The new tax will ultimately cost Iberdrola a large one-time expense in the first quarter of 2022 as gas prices continue to skyrocket in the region. Shares of Localiza, a Brazilian rental car company, fell during the period, despite reporting positive second-quarter 2021 earnings led by higher used car prices. Net revenue increased 72% year-over-year. However, a second COVID-19 wave led to lower volumes, and the company held off on used car sales in an effort to support demand in the rent-a-car business segment. Koninklijke Philips (Healthcare) was a top absolute detractor from performance during the period.
Anglo American (Materials), BNP Paribas (Financials), and Suncor Energy (Energy) were among the top contributors to the Fund’s relative performance during the period. Shares of British mining company Anglo American rose during the period. The company delivered strong first-half 2021 results with earnings of $12.1 billion, signaling a rebound in consumer demand. Results were driven by the platinum group metals, copper, and premium quality iron ore. Shares of BNP Paribas increased during the period. Share price performance was particularly strong after the French international banking group reported its third-quarter results in February 2021. Earnings exceeded expectations, led by a rise in equity trading and lower provisions for pandemic-related loan losses. Shares of Suncor rose during the period after the Canadian integrated energy company reported upbeat third-quarter 2021 earnings. During the period, downstream demand returned to near 2019 levels and the board approved a 100% increase in the firm’s quarterly dividend. ASML (Information Technology) was a top absolute contributor to performance during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we have seen continued volatility driven by inflation and interest rate concerns, slowing growth and the regulatory cycle in China, and a non-linear and uneven economic recovery as regions experience resurgences in the coronavirus and face new variants. As the world adjusts to this new normal of rolling bouts of volatility across regions, industries, and end markets, we remain focused on seeking to identify compelling bottom-up opportunities where future returns on capital are mispriced. In addition, given the drastic stock price moves, we remain focused on maintaining a balanced Fund as markets remain very macro-driven and the range of global economic outcomes remains wide.
We continue to track economic data and the direction of fiscal and monetary policy globally, paying particular attention to the impact of China on the broader global economy and demand. We believe that economic activity should pick up over the next few quarters if the bottlenecks we have seen in the labor market subside. We believe the market is not pricing in this economic recovery and, as such, as of the end of the period, we continued to find what we consider to be compelling opportunities in parts of the market geared to economic recovery. We expect volatility to persist in the coming months driven by the continued ebb and flow of the uneven global recovery, the pace and magnitude of changes in interest rates, expectations around the outlook for inflation, and regulatory risk. We aim to take advantage of volatility and market dislocations where appropriate to invest in companies across sectors and geographies that we believe have an underappreciated ability to improve or sustain returns on capital.
21

The Hartford International Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

At the end of the period, the Fund’s largest overweight positions were in the Information Technology, Energy, and Healthcare sectors, while the Fund had the largest underweights to the Consumer Staples and Materials sectors, relative to the MSCI ACWI ex USA Index (Net). From a regional perspective, the Fund had the largest overweights to Developed Europe and Middle East ex-UK and the largest underweight to emerging markets, relative to the MSCI ACWI ex USA Index (Net), at the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, geographic regions or countries, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.4%
Consumer Discretionary	12.0
Consumer Staples	5.5
Energy	5.9
Financials	21.1
Health Care	9.9
Industrials	10.8
Information Technology	15.8
Materials	6.5
Real Estate	2.5
Utilities	2.2
Total	97.6%
Short-Term Investments	1.9
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
22

The Hartford International Value Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	49.38%	6.88%	7.78%
Class A2	41.17%	5.68%	7.18%
Class C1	48.27%	6.13%	7.04%
Class C3	47.27%	6.13%	7.04%
Class I1	49.79%	7.21%	8.15%
Class R3[1]	48.84%	6.53%	7.48%
Class R4[1]	49.24%	6.85%	7.81%
Class R5[1]	49.76%	7.19%	8.14%
Class R6[1]	49.88%	7.30%	8.41%
Class Y1	49.84%	7.25%	8.39%
Class F1	49.94%	7.31%	8.20%
MSCI EAFE Value Index (Net)	38.31%	6.25%	5.21%
MSCI EAFE Index (Net)	34.18%	9.79%	7.37%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford International Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.23%	1.23%
Class C	1.99%	1.99%
Class I	0.93%	0.93%
Class R3	1.58%	1.58%
Class R4	1.28%	1.28%
Class R5	0.95%	0.95%
Class R6	0.86%	0.86%
Class Y	0.93%	0.92%
Class F	0.86%	0.86%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
James H. Shakin, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Andrew M. Corry, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Value Fund returned 49.38%, before sales charge, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index (Net), which returned 38.31% for the same period, and the MSCI EAFE Index (Net), which returned 34.18% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 37.40% average return of the Lipper International Multi-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, international equities rose, as measured by the MSCI ACWI ex USA Index (Net). In the fourth quarter of 2020, markets rebounded sharply after two COVID-19 vaccines demonstrated high efficacy rates in Phase 3 trials. Despite this favorable development, the logistical challenges of distributing and administering the vaccines were significant, and high coronavirus case counts threatened to undermine the global economic recovery.
International equities rose during the first quarter of 2021. Markets continued to advance amid the accelerating global rollout of coronavirus vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. Massive stimulus measures combined with pent-up savings and significant supply chain disruptions throughout the global economy fueled investor expectations for higher inflation. This led to increased concerns that central banks may have to tighten monetary policy to an extent that could impair equity markets. Despite a broadening rollout of vaccines, global coronavirus trends remained volatile. Europe experienced a sharp rise in COVID-19 infections, extended lockdowns, and a slow vaccine rollout. The European Parliament approved the Recovery and Resilience Facility, which will provide €672.5 billion in grants and loans to help European Union (EU) countries to alleviate the social and economic effects of the pandemic.
In the second quarter of 2021, international equities rose as markets were bolstered by improving global economic data, fiscal and monetary stimulus, strong corporate earnings, and higher vaccination rates. A combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in COVID-19 cases since mid-April 2021 came to a halt. The rapid spread of the highly infectious coronavirus Delta variant disrupted plans to lift lockdowns and reopen economies in many countries.
In the third quarter of 2021, international equities fell as markets encountered pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. In Asia, the spread of the COVID-19 Delta variant shuttered factories and snarled traffic at several major

24

The Hartford International Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

ports, exacerbating supply-chain disruptions and driving shipping costs and goods prices even higher. Mounting inflation forced many emerging markets countries to raise interest rates, while other central banks assessed plans for curbing their accommodative policies. China’s regulatory crackdown on private education businesses and companies that handle large quantities of data pummeled share prices of Chinese technology equities, sparking fears of more regulations for private companies. Next, a debt crisis at one of China’s largest property developers, Evergrande, destabilized financial markets and fueled concerns about lasting damage to China’s credit conditions and its economy.
At the end of the period, international equities rebounded strongly, as risk sentiment was bolstered by strong corporate earnings, robust global equity inflows, improving coronavirus trends, and wider vaccine coverage. However, persistent supply-chain disruptions and an uncertain inflation outlook triggered anxiety about the global economic recovery. A combination of strong demand and depleted supplies drove oil, gas, and coal prices sharply higher. In Europe, gas prices jumped by 60% in a week, before steadying after Russian President Vladimir Putin directed the country’s major gas producer to increase European supplies. China’s central bank governor indicated that the Chinese government could contain the risks that Evergrande’s debt woes posed to the country’s economy, as liabilities were spread across hundreds of entities in the financial system.
All eleven sectors in the MSCI EAFE Value Index (Net) posted positive returns for the twelve months ending October 31, 2021. The Energy (+85.3%), Financials (+59.6%), and Consumer Discretionary (+42.3%) sectors gained the most during the period.
The primary driver of the Fund’s outperformance relative to the MSCI EAFE Value Index (Net) over the period was strong security selection. Selection in the Industrials, Communication Services, and Financials sectors were the largest positive contributors. This was partially offset by selection in the Materials and Healthcare sectors. Sector allocation, a result of bottom-up stock selection decisions, also contributed positively to relative performance, driven by the Fund’s overweight to the Energy sector and underweights to the Utilities and Healthcare sectors. On a regional basis, security selection in Europe ex-U.K., the U.K., and North America contributed most to relative returns. The Fund’s overweight to North America and underweight to Japan detracted from relative returns during the period.
The largest contributors to performance relative to the MSCI EAFE Value Index (Net) over the period were Norsk Hydro (Materials), Novartis (Healthcare), and Pacific Basin Shipping (Industrials). Share prices of Norsk Hydro, a Norwegian alumina and aluminum producer, rose during the period after the company reported multiple strong earnings. Novartis is a Switzerland-based pharmaceuticals company. The Fund initiated a position at the end of the period after the shares were weighed down by the Biden administration’s plan to cut prescription drug prices for Medicare. The stock rebounded partially after the company released strong third-quarter earnings. Shares of Pacific Basin Shipping, a Hong Kong-based maritime transportation services company, benefited from strong grain trade and high United States (U.S.) soybean and corn exports. Near the end of the period, the company’s confirmed third quarter 2021 profits continued to be supported by tighter capacity and a shortage of containers, which drove up shipping prices.
The largest detractors from performance relative to the MSCI EAFE Value Index (Net) over the period were Barrick Gold (Materials), Shimamura (Consumer Discretionary), and not owning Commonwealth Bank of Australia (Financials). Shares of Canada-based Barrick Gold, a large gold miner, declined during the period despite posting multiple strong earnings. Shares were weighed down by market sentiment as gold prices fell below $1800 per ounce during the period. Shares of Shimamura, a Japanese apparel and textile company, were weighed down from a slow vaccine rollout in Japan. Shares of Commonwealth Bank of Australia outperformed over the period; because the Fund did not have a position in the stock during the period, this detracted from relative performance.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
We continue to focus on opportunities which fit into our framework of looking for equities with low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside.
At the end of the period, the Energy and Communication Services sectors were the Fund’s largest overweight exposures, while the Utilities and Consumer Staples sectors were the Fund’s largest underweight exposures relative to the MSCI EAFE Value Index (Net). On a regional basis, the Fund ended the period with the largest overweights to Emerging Markets and Japan and the largest underweights to Europe and Developed Asia ex Japan, relative to the MSCI EAFE Value Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. These risks may also be greater, and there may be additional risks, if the Fund focuses in a particular geographic region or country, such as Japan. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
25

The Hartford International Value Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Sector(1)
as of 10/31/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.4%
Consumer Discretionary	12.0
Consumer Staples	2.1
Energy	11.7
Financials	26.5
Health Care	4.6
Industrials	13.4
Information Technology	4.6
Materials	7.7
Real Estate	2.1
Utilities	1.7
Total	95.8%
Short-Term Investments	3.2
Other Assets & Liabilities	1.0
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
26

Hartford International/Global Equity Funds
Benchmark Glossary (Unaudited)

MSCI ACWI (All Country World) ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the United States) and emerging market countries.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
MSCI ACWI (All Country World) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed market countries, excluding the U.S. and Canada.
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the U.S. and Canada.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.
27

Hartford International/Global Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2021 through October 31, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
Hartford Climate Opportunities Fund
Class A	$ 1,000.00	$ 1,060.40	$ 6.18	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class C	$ 1,000.00	$ 1,056.00	$ 10.05	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 1,061.90	$ 4.63	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 1,060.20	$ 6.08	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class R4	$ 1,000.00	$ 1,060.80	$ 5.35	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class R5	$ 1,000.00	$ 1,061.80	$ 4.21	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R6	$ 1,000.00	$ 1,062.60	$ 3.59	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 1,062.20	$ 4.11	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class F	$ 1,000.00	$ 1,063.30	$ 3.59	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford Emerging Markets Equity Fund
Class A	$ 1,000.00	$ 968.00	$ 7.29	$ 1,000.00	$ 1,017.80	$ 7.48	1.47% (1)
Class C	$ 1,000.00	$ 963.80	$ 10.89	$ 1,000.00	$ 1,014.12	$ 11.17	2.20%
Class I	$ 1,000.00	$ 968.80	$ 5.71	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class R3	$ 1,000.00	$ 967.00	$ 8.48	$ 1,000.00	$ 1,016.59	$ 8.69	1.71% (1)
Class R4	$ 1,000.00	$ 967.70	$ 7.24	$ 1,000.00	$ 1,017.85	$ 7.43	1.46% (1)
Class R5	$ 1,000.00	$ 966.80	$ 7.39	$ 1,000.00	$ 1,017.69	$ 7.58	1.49% (1)
Class R6	$ 1,000.00	$ 970.60	$ 4.87	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class Y	$ 1,000.00	$ 969.60	$ 5.46	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class F	$ 1,000.00	$ 969.50	$ 4.86	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
28

Hartford International/Global Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
Hartford Global Impact Fund
Class A	$ 1,000.00	$ 1,065.40	$ 6.20	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class C	$ 1,000.00	$ 1,061.40	$ 10.08	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 1,066.80	$ 4.64	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 1,064.00	$ 7.34	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 1,065.60	$ 5.78	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class R5	$ 1,000.00	$ 1,067.40	$ 4.22	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R6	$ 1,000.00	$ 1,068.00	$ 3.60	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 1,067.20	$ 4.12	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class F	$ 1,000.00	$ 1,068.10	$ 3.60	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford International Equity Fund
Class A	$ 1,000.00	$ 996.90	$ 4.68	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class C	$ 1,000.00	$ 993.70	$ 8.59	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 999.20	$ 3.12	$ 1,000.00	$ 1,022.08	$ 3.16	0.62%
Class R3	$ 1,000.00	$ 996.10	$ 6.29	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class R4	$ 1,000.00	$ 996.90	$ 4.78	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class R5	$ 1,000.00	$ 998.20	$ 3.17	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R6	$ 1,000.00	$ 999.20	$ 2.67	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Class Y	$ 1,000.00	$ 998.50	$ 3.17	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class F	$ 1,000.00	$ 999.20	$ 2.62	$ 1,000.00	$ 1,022.58	$ 2.65	0.52%
The Hartford International Growth Fund
Class A	$ 1,000.00	$ 1,002.60	$ 6.36	$ 1,000.00	$ 1,018.85	$ 6.41	1.26%
Class C	$ 1,000.00	$ 998.30	$ 10.33	$ 1,000.00	$ 1,014.87	$ 10.41	2.05%
Class I	$ 1,000.00	$ 1,004.20	$ 5.05	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R3	$ 1,000.00	$ 1,001.00	$ 7.97	$ 1,000.00	$ 1,017.24	$ 8.03	1.58%
Class R4	$ 1,000.00	$ 1,002.50	$ 6.41	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 1,004.00	$ 4.85	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class R6	$ 1,000.00	$ 1,004.40	$ 4.29	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class Y	$ 1,000.00	$ 1,004.00	$ 4.85	$ 1,000.00	$ 1,020.37	$ 4.89	0.96% (1)
Class F	$ 1,000.00	$ 1,004.70	$ 4.30	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
The Hartford International Opportunities Fund
Class A	$ 1,000.00	$ 1,037.60	$ 5.50	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class C	$ 1,000.00	$ 1,033.80	$ 9.38	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 1,039.40	$ 4.06	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R3	$ 1,000.00	$ 1,036.00	$ 7.18	$ 1,000.00	$ 1,018.15	$ 7.12	1.40%
Class R4	$ 1,000.00	$ 1,037.70	$ 5.65	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class R5	$ 1,000.00	$ 1,039.30	$ 4.06	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R6	$ 1,000.00	$ 1,039.90	$ 3.55	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 1,039.50	$ 3.86	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class F	$ 1,000.00	$ 1,040.30	$ 3.50	$ 1,000.00	$ 1,021.78	$ 3.47	0.68%
29

Hartford International/Global Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford International Value Fund
Class A	$ 1,000.00	$ 1,055.20	$ 6.32	$ 1,000.00	$ 1,019.06	$ 6.21	1.22%
Class C	$ 1,000.00	$ 1,052.10	$ 10.03	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 1,056.90	$ 4.82	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 1,053.10	$ 8.28	$ 1,000.00	$ 1,017.14	$ 8.13	1.60%
Class R4	$ 1,000.00	$ 1,055.30	$ 6.53	$ 1,000.00	$ 1,018.85	$ 6.41	1.26%
Class R5	$ 1,000.00	$ 1,057.30	$ 4.87	$ 1,000.00	$ 1,020.47	$ 4.79	0.94%
Class R6	$ 1,000.00	$ 1,057.40	$ 4.30	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class Y	$ 1,000.00	$ 1,057.40	$ 4.62	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class F	$ 1,000.00	$ 1,057.50	$ 4.30	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%

(1)	The annualized expense ratio is representative of the period from May 1, 2021 through October 31, 2021. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2021.
30

Hartford Climate Opportunities Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4%
	Austria - 0.5%
6,135	Lenzing AG*	$ 739,826
	Belgium - 0.6%
16,155	Umicore S.A.	926,271
	Chile - 0.4%
29,853	Antofagasta plc	582,290
	China - 2.6%
1,098,692	China Longyuan Power Group Corp. Ltd. Class H	2,569,880
5,400	Contemporary Amperex Technology Co., Ltd.	540,929
39,800	LONGi Green Energy Technology Co., Ltd. Class A	606,829
28,100	Shenzhen Inovance Technology Co., Ltd. Class A	286,306
		4,003,944
	Denmark - 2.1%
75,221	Vestas Wind Systems A/S	3,251,775
	France - 5.1%
17,643	Alstom S.A.	628,758
29,482	Cie de Saint-Gobain	2,034,627
12,697	Legrand S.A.	1,385,116
8,910	Schneider Electric SE	1,536,245
67,241	Veolia Environnement S.A.	2,196,022
		7,780,768
	Germany - 5.4%
16,269	Bayerische Motoren Werke AG	1,643,755
33,045	Infineon Technologies AG	1,547,541
8,005	Knorr-Bremse AG	844,864
6,147	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,820,042
14,798	Siemens AG	2,405,887
		8,262,089
	Ireland - 3.3%
17,905	Aptiv plc*	3,095,596
9,611	Kingspan Group plc	1,106,466
4,528	Trane Technologies plc	819,251
		5,021,313
	Israel - 0.6%
2,615	SolarEdge Technologies, Inc.*	927,488
	Italy - 1.5%
161,238	Enel S.p.A.	1,349,850
26,823	Prysmian S.p.A.	1,014,152
		2,364,002
	Japan - 8.4%
8,200	Daifuku Co., Ltd.	754,887
10,000	Daikin Industries Ltd.	2,190,147
20,520	East Japan Railway Co.	1,278,118
38,891	Hitachi Ltd.	2,241,076
1,800	Keyence Corp.	1,086,506
106,955	Kubota Corp.	2,278,462
26,200	Nabtesco Corp.	850,284
4,300	Nidec Corp.	476,259
28,000	Sekisui Chemical Co., Ltd.	460,004
3,100	Shimano, Inc.	864,942
26,400	Sumitomo Forestry Co., Ltd.	504,265
		12,984,950
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Netherlands - 1.1%
18,648	Aalberts N.V.	$ 1,032,141
6,081	Alfen Beheer B.V.*(1)	685,013
		1,717,154
	Norway - 1.9%
17,548	Borregaard ASA	426,126
41,150	Marine Harvest ASA	1,193,234
102,564	Norsk Hydro ASA	753,380
9,599	Tomra Systems ASA	620,390
		2,993,130
	South Korea - 1.2%
2,555	Samsung SDI Co., Ltd.	1,612,021
1,273	SK IE Technology Co., Ltd.*(1)	181,159
		1,793,180
	Spain - 3.3%
9,023	Acciona S.A.	1,732,803
19,198	Corp. Acciona Energias Renovables S.A.*	670,891
124,037	Iberdrola S.A.	1,464,696
36,337	Siemens Gamesa Renewable Energy S.A.*	986,026
33,136	Soltec Power Holdings S.A.*	294,950
		5,149,366
	Sweden - 2.0%
133,133	Hexagon AB Class B	2,142,602
66,054	Nibe Industrier AB Class B	982,465
		3,125,067
	Switzerland - 1.5%
34,297	ABB Ltd.	1,134,655
11,529	Swiss Re AG	1,116,878
		2,251,533
	Taiwan - 1.1%
139,000	Chroma ATE, Inc.	907,721
63,000	Giant Manufacturing Co., Ltd.	731,699
		1,639,420
	United Kingdom - 8.3%
30,272	Atlantica Sustainable Infrastructure plc	1,191,203
12,226	Croda International plc	1,582,418
70,717	ITM Power plc*(2)	472,906
27,973	Johnson Matthey plc	1,045,506
226,142	Kingfisher plc	1,037,899
314,115	National Grid plc	4,021,791
52,480	Persimmon plc	1,955,315
19,590	Spectris plc	1,007,947
111,856	Trainline plc*(1)	484,959
		12,799,944
	United States - 44.5%
6,156	Acuity Brands, Inc.	1,264,627
22,994	AECOM *	1,572,100
1,173	Alphabet, Inc. Class A*	3,473,159
645	Amazon.com, Inc.*	2,175,217
14,615	Array Technologies, Inc.*	312,030
11,300	Aspen Technology, Inc.*	1,770,597
4,217	Autodesk, Inc.*	1,339,361
39,486	Avangrid, Inc.	2,080,912
8,351	Ball Corp.	763,950
3,365	Beyond Meat, Inc.*(2)	333,068
22,308	Consolidated Edison, Inc.	1,682,023
6,446	Danaher Corp.	2,009,669
27,664	Darling Ingredients, Inc.*	2,338,161
6,357	Deere & Co.	2,176,065
7,964	Eaton Corp. plc	1,312,149

The accompanying notes are an integral part of these financial statements.
31

Hartford Climate Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	United States - 44.5% - (continued)
4,318	Ecolab, Inc.	$ 959,546
28,527	Eversource Energy	2,421,942
21,801	First Solar, Inc.*	2,607,182
7,763	Fluence Energy, Inc.*	276,130
15,229	FMC Corp.	1,385,991
33,180	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	2,004,072
5,388	Hubbell, Inc.	1,074,206
5,120	IPG Photonics Corp.*	814,131
23,725	Johnson Controls International plc	1,740,703
25,872	Kroger Co.	1,035,398
318	Lindsay Corp.	46,323
8,631	Lowe's Cos., Inc.	2,018,100
9,262	Microsoft Corp.	3,071,465
4,521	Moody's Corp.	1,827,162
17,067	NextEra Energy, Inc.	1,456,327
14,280	Owens Corning	1,333,895
3,721	S&P Global, Inc.	1,764,349
27,516	Sunnova Energy International, Inc.*	1,226,113
8,697	Texas Instruments, Inc.	1,630,514
11,183	TPI Composites, Inc.*	376,084
16,270	Trimble, Inc.*	1,421,510
5,678	Union Pacific Corp.	1,370,669
11,963	Verisk Analytics, Inc.	2,515,460
15,102	Waste Management, Inc.	2,419,794
30,563	Westinghouse Air Brake Technologies Corp.	2,772,981
76,931	Weyerhaeuser Co., REIT	2,747,975
11,104	Xylem, Inc.	1,450,071
		68,371,181
	Total Common Stocks (cost $115,636,052)	$ 146,684,691
WARRANTS - 0.2%
	Switzerland - 0.2%
6,771	Beijing Sinohytec Co., Ltd. Expires 03/17/2023*	$ 261,347
	Total Warrants (cost $303,256)	$ 261,347
	Total Long-Term Investments (cost $115,939,308)	$ 146,946,038
SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 1.7%
$ 2,504,538	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 0.01%(3)	$ 2,504,538
	Repurchase Agreements - 1.7%
2,624,278	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $2,624,280; collateralized by U.S. Treasury Bond at 1.375%, maturing 11/15/2040, with a market value of $2,676,837	2,624,278
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.7% - (continued)
	Securities Lending Collateral - 0.3%
2,947	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		$ 2,947
452,479	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		452,479
32,485	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		32,485
			487,911
	Total Short-Term Investments (cost $5,616,727)		$ 5,616,727
	Total Investments (cost $121,556,035)	99.3%	$ 152,562,765
	Other Assets and Liabilities	0.7%	1,090,519
	Total Net Assets	100.0%	$ 153,653,284
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $1,351,131, representing 0.9% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
32

Hartford Climate Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Austria	$ 739,826	$ —	$ 739,826	$ —
Belgium	926,271	—	926,271	—
Chile	582,290	—	582,290	—
China	4,003,944	—	4,003,944	—
Denmark	3,251,775	—	3,251,775	—
France	7,780,768	—	7,780,768	—
Germany	8,262,089	—	8,262,089	—
Ireland	5,021,313	3,914,847	1,106,466	—
Israel	927,488	927,488	—	—
Italy	2,364,002	—	2,364,002	—
Japan	12,984,950	—	12,984,950	—
Netherlands	1,717,154	—	1,717,154	—
Norway	2,993,130	—	2,993,130	—
South Korea	1,793,180	—	1,793,180	—
Spain	5,149,366	2,430,537	2,718,829	—
Sweden	3,125,067	—	3,125,067	—
Switzerland	2,251,533	—	2,251,533	—
Taiwan	1,639,420	—	1,639,420	—
United Kingdom	12,799,944	1,676,162	11,123,782	—
United States	68,371,181	68,371,181	—	—
Warrants	261,347	261,347	—	—
Short-Term Investments	5,616,727	2,992,449	2,624,278	—
Total	$ 152,562,765	$ 80,574,011	$ 71,988,754	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
33

Hartford Emerging Markets Equity Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Brazil - 2.3%
77,300	Banco do Brasil S.A.	$ 390,349
113,500	Cia Brasileira de Distribuicao	513,423
540,021	Cia Energetica de Minas Gerais	1,232,409
197,500	CPFL Energia S.A.	920,696
112,100	Embraer S.A.*	435,585
164,400	Even Construtora e Incorporadora S.A.	181,184
427,624	JBS S.A.	2,958,772
566,100	Lojas Americanas S.A. (Preference Shares)	484,472
206,100	Marfrig Global Foods S.A.	967,726
121,000	Sao Martinho S.A.	821,131
60,400	SLC Agricola S.A.	466,393
163,200	Vale S.A.	2,070,724
		11,442,864
	Cayman Islands - 0.3%
97,000	Wuxi Biologics Cayman, Inc.*(1)	1,469,254
	Chile - 0.5%
673,872	Cencosud S.A.	985,750
447,564	Falabella S.A.	1,237,664
		2,223,414
	China - 32.9%
7,064,131	Agricultural Bank of China Ltd. Class H	2,400,443
242,800	Alibaba Group Holding Ltd.*	4,992,613
62,138	Alibaba Group Holding Ltd. ADR*	10,249,042
494,000	Aluminum Corp. of China Ltd. Class H*	297,284
683,321	Anhui Conch Cement Co., Ltd. Class H	3,378,958
202,600	ANTA Sports Products Ltd.	3,139,028
41,708	Autodesk, Inc.	1,641,210
3,709,000	BAIC Motor Corp. Ltd. Class H(1)	1,228,605
30,215	Baidu, Inc. ADR*	4,902,082
20,753,205	Bank of China Ltd. Class H	7,344,591
6,206,224	Bank of Communications Co., Ltd. Class H	3,691,975
1,476,513	Baoshan Iron & Steel Co., Ltd. Class A	1,643,405
70,000	BYD Co., Ltd. Class H	2,677,331
7,325,345	China Cinda Asset Management Co., Ltd. Class H	1,222,937
4,771,137	China CITIC Bank Corp. Ltd. Class H	2,092,857
6,031,102	China Construction Bank Corp. Class H	4,104,651
3,208,000	China Energy Engineering Corp. Ltd.(2)	474,160
1,081,000	China Everbright Bank Co., Ltd. Class H	380,145
583,000	China Feihe Ltd.(1)	967,951
3,620,895	China Fortune Land Development Co., Ltd.*	2,083,179
1,950,000	China Galaxy Securities Co., Ltd. Class H	1,085,713
794,000	China Medical System Holdings Ltd.	1,344,416
572,000	China Mengniu Dairy Co., Ltd.*	3,639,386
225,000	China Merchants Bank Co., Ltd. Class H	1,885,531
1,908,000	China National Building Material Co., Ltd. Class H	2,391,283
91,600	China Northern Rare Earth Group High-Tech Co., Ltd.	726,496
3,620,000	China Petroleum & Chemical Corp. Class H	1,763,782
2,119,500	China Railway Group Ltd. Class A	1,738,335
1,445,000	China Resources Pharmaceutical Group Ltd.(1)	695,113
534,000	China Suntien Green Energy Corp. Ltd. Class H	424,405
494,000	China Yongda Automobiles Services Holdings Ltd.	785,991
89,400	Chongqing Brewery Co., Ltd. Class A*	2,097,286
971,500	CITIC Securities Co., Ltd. Class H	2,466,597
6,200	Contemporary Amperex Technology Co., Ltd.	621,067
1,008,149	COSCO Shipping Holdings Co., Ltd. Class H*(2)	1,561,529
2,332,000	CSPC Pharmaceutical Group Ltd.	2,433,441
16,818	Daqo New Energy Corp. ADR*	1,308,272
2,312,000	Dongfeng Motor Group Co., Ltd. Class H	2,153,297
132,900	East Money Information Co., Ltd.	683,439
54,600	Ecovacs Robotics Co., Ltd.	1,463,916
977,200	GF Securities Co., Ltd.	1,657,444
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	China - 32.9% - (continued)
1,465,600	Guangzhou R&F Properties Co., Ltd. Class H(2)	$ 916,812
19,800	Guangzhou Tinci Materials Technology Co., Ltd.	509,547
247,000	Haier Smart Home Co., Ltd. Class H	919,752
203,000	Huatai Securities Co., Ltd.(1)	301,883
129,769	HUYA, Inc. ADR*(2)	1,066,701
23,788	Imeik Technology Development Co., Ltd.	2,325,903
25,365	JD.com, Inc. ADR*	1,985,572
37,500	JiuGui Liquor Co., Ltd. Class A	1,254,866
3,350,000	Lenovo Group Ltd.	3,637,993
480,500	Li Ning Co., Ltd.	5,302,345
444,900	Luxi Chemical Group Co., Ltd.	1,141,639
103,200	Meituan Class B*(1)	3,511,753
39,747	NetEase, Inc. ADR	3,878,910
916,000	Newborn Town, Inc.*	515,565
32,255	NIO, Inc. ADR*	1,271,170
714,000	Orient Securities Co., Ltd.(1)	585,840
6,721,098	People's Insurance Co., Group of China Ltd. Class H	2,096,466
5,962,800	PetroChina Co., Ltd. Class A	5,103,244
18,926	Pinduoduo, Inc. ADR*	1,682,900
1,244,800	Shaanxi Coal Industry Co., Ltd. Class A	2,439,404
313,400	Shanxi Lu'an Environmental Energy Development Co., Ltd.	636,037
294,000	Shanxi Xishan Coal & Electricity Power Co., Ltd.	426,856
476,700	Shenzhen Overseas Chinese Town Co., Ltd.	466,609
10,000	Silergy Corp.	1,652,051
1,194,249	Sinotruk Hong Kong Ltd.	1,648,393
15,300	Sunny Optical Technology Group Co., Ltd.	410,552
273,380	Tencent Holdings Ltd.	16,629,649
289,000	Topsports International Holdings Ltd.*(1)	351,091
612,000	Uni-President China Holdings Ltd.	521,602
49,646	Weibo Corp.*	2,233,077
636,000	Weichai Power Co., Ltd. Class H	1,138,419
24,900	Wuliangye Yibin Co., Ltd. Class A	841,406
32,864	Yum China Holdings, Inc.	1,875,877
355,000	Zhongsheng Group Holdings Ltd.	3,200,803
105,800	Zhuzhou Kibing Group Co., Ltd.	262,572
		164,582,445
	Hong Kong - 1.8%
310,000	China Resources Beer Holdings Co., Ltd.	2,559,620
526,000	CIMC Enric Holdings Ltd.	676,387
225,060	Hopson Development Holdings Ltd.	610,715
402,500	Kingboard Holdings Ltd.	1,754,016
399,000	Kingboard Laminates Holdings Ltd.	625,476
1,918,000	Sino Biopharmaceutical Ltd.	1,414,303
4,660,000	Truly International Holdings Ltd.	1,519,280
		9,159,797
	Hungary - 0.7%
59,383	OTP Bank Nyrt*	3,568,171
	India - 10.5%
139,659	Adani Enterprises Ltd.	2,658,779
77,232	Adani Power Ltd.*	103,635
63,809	Adani Total Gas Ltd.	1,226,607
56,263	Adani Transmission Ltd.*	1,325,338
20,985	Apollo Hospitals Enterprise Ltd.	1,197,058
5,781	Bajaj Finserv Ltd.	1,380,151
81,930	Balkrishna Industries Ltd.	2,698,902
221,605	Bharat Electronics Ltd.	613,254
77,317	Bharat Forge Ltd.	794,925
164,127	Crompton Greaves Consumer Electricals Ltd.	1,021,778
13,939	Deepak Nitrite Ltd.	415,993
47,614	Divi's Laboratories Ltd.	3,276,242
25,930	Dr Lal PathLabs Ltd.(1)	1,217,943

The accompanying notes are an integral part of these financial statements.
34

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	India - 10.5% - (continued)
42,909	Havells India Ltd.	$ 725,194
275,182	ICICI Bank Ltd.	2,962,914
110,232	Indiabulls Housing Finance Ltd.	320,367
87,118	Infosys Ltd.	1,949,598
102,194	JSW Steel Ltd.	915,301
5,592	Jubilant Foodworks Ltd.	276,378
23,424	L&T Technology Services Ltd.(1)	1,481,997
18,720	Larsen & Toubro Infotech Ltd.(1)	1,674,745
80,479	Laurus Labs Ltd.*(1)	555,847
55,528	Mindtree Ltd.	3,341,005
1,374	MRF Ltd.	1,420,717
13,562	NIIT Technologies Ltd.	884,376
793,808	Power Finance Corp. Ltd.	1,414,788
475,736	Power Grid Corp. of India Ltd.	1,178,413
712,835	State Bank of India	4,796,021
68,291	Sun Pharmaceutical Industries Ltd.	726,179
29,145	Tata Elxsi Ltd.	2,289,517
99,812	Tata Steel Ltd.	1,759,767
189,408	Tech Mahindra Ltd.	3,749,157
14,559	UltraTech Cement Ltd.	1,486,898
168,359	Vedanta Ltd.	685,136
		52,524,920
	Indonesia - 0.1%
14,584,400	Multipolar Tbk PT*	415,888
	Malaysia - 1.7%
1,336,400	Hartalega Holdings Bhd	1,891,162
2,093,300	Inari Amertron Bhd	1,960,972
1,347,600	Kossan Rubber Industries	768,012
2,409,100	Supermax Corp. Bhd	1,116,994
4,518,000	Top Glove Corp. Bhd	2,967,631
		8,704,771
	Mexico - 1.6%
422,709	Cemex S.A.B. de C.V. ADR*	2,718,019
37,534	Controladora Vuela Cia de Aviacion S.A.B. de C.V.*	679,365
332,400	Grupo Bimbo S.A.B. de C.V. Series A	988,094
176,300	Grupo Financiero Banorte S.A.B. de C.V. Class O	1,114,420
433,400	Grupo Mexico S.A.B. de C.V. Series B	1,899,230
149,900	Orbia Advance Corp. S.A.B. de C.V.	391,715
		7,790,843
	Poland - 0.6%
39,782	Bank Polska Kasa Opieki S.A.	1,314,401
120	LPP S.A.	431,015
219,597	PGE Polska Grupa Energetyczna S.A.*	540,379
529,781	Polskie Gornictwo Naftowe i Gazownictwo S.A.	798,815
		3,084,610
	Qatar - 0.7%
1,166,610	Barwa Real Estate Co.	1,011,466
418,550	Industries Qatar QSC	1,823,181
37,094	Qatar Islamic Bank SAQ	187,661
1,561,412	United Development Co.	667,537
		3,689,845
	Russia - 5.0%
722,940	Gazprom PJSC ADR	7,094,112
94,256	Magnit PJSC GDR	1,745,621
8,412	Novatek PJSC	2,132,442
66,793	Novolipetsk Steel PJSC GDR	2,110,871
70,154	PhosAgro PJSC GDR	1,678,084
363,200	Sberbank of Russia PJSC ADR	7,283,981
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Russia - 5.0% - (continued)
38,991	Severstal PAO GDR	$ 891,685
292,920	Surgutneftegas PJSC ADR	1,399,158
297,867	VTB Bank PJSC GDR	432,983
		24,768,937
	Saudi Arabia - 3.0%
190,586	Al Rajhi Bank	7,042,368
502,407	Alinma Bank	3,368,668
99,729	Bank AlBilad*	1,122,014
138,351	Bank Al-Jazira	708,187
121,784	Riyad Bank	959,428
38,656	Saudi Ceramic Co.	559,605
10,250	Saudi Research & Media Group*	461,823
29,838	Saudi Telecom Co.	930,722
		15,152,815
	South Africa - 2.6%
58,081	Absa Group Ltd.	531,303
57,729	Bid Corp. Ltd.	1,239,010
7,505	Capitec Bank Holdings Ltd.	838,585
133,326	Exxaro Resources Ltd.	1,459,821
45,986	Foschini Group Ltd.*	390,467
113,531	Investec Ltd.	520,273
9,740	Kumba Iron Ore Ltd.	296,390
57,820	Mr. Price Group Ltd.	756,903
410,367	MTN Group Ltd.*	3,679,813
240,667	MultiChoice Group Ltd.	1,913,834
94,167	Sasol Ltd.*	1,581,626
		13,208,025
	South Korea - 14.1%
137,511	BNK Financial Group, Inc.	1,036,700
1,434	CJ CheilJedang Corp.	466,055
82,169	Daewoo Engineering & Construction Co., Ltd.*	439,926
197,663	DGB Financial Group, Inc.	1,751,457
45,915	Doosan Infracore Co., Ltd.*	413,282
21,769	E-Mart, Inc.	3,133,693
33,057	Hana Financial Group, Inc.	1,274,672
12,886	Hankook Tire & Technology Co., Ltd.	456,568
16,708	Hyundai Mobis Co., Ltd.	3,611,752
25,400	Hyundai Motor Co.	4,542,928
186,726	Industrial Bank of Korea	1,767,292
45,953	Kakao Corp.	4,943,826
107,172	KB Financial Group, Inc.	5,187,541
81,671	Kia Motors Corp.	5,959,723
12,438	Korea Gas Corp.*	472,514
10,153	Korea Investment Holdings Co., Ltd.	759,356
65,000	KT Corp.	1,697,083
53,306	KT Corp. ADR	682,850
88,743	LG Display Co., Ltd.*	1,499,790
23,201	LG Electronics, Inc.	2,400,233
4,421	LG Innotek Co., Ltd.	794,704
4,187	Lotte Chemical Corp.	805,334
5,676	POSCO	1,439,613
4,486	Samsung Electro-Mechanics Co., Ltd.	610,934
305,806	Samsung Electronics Co., Ltd.	18,309,558
9,279	Silicon Works Co., Ltd.	872,492
2,165	SK Bioscience Co., Ltd.*	426,126
9,671	SK Telecom Co., Ltd.(3)(4)	2,560,752
13,816	SM Entertainment Co., Ltd.*	930,869

The accompanying notes are an integral part of these financial statements.
35

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	South Korea - 14.1% - (continued)
7,533	S-Oil Corp.	$ 659,120
48,977	Woori Financial Group, Inc.	556,778
		70,463,521
	Taiwan - 13.2%
1,034,000	Acer, Inc.	967,805
146,000	Ardentec Corp.	312,843
3,310,000	Cathay Financial Holding Co., Ltd.	6,899,669
358,000	Elan Microelectronics Corp.	2,155,293
7,000	eMemory Technology, Inc.	581,458
435,000	Evergreen Marine Corp. Taiwan Ltd.	1,565,426
2,280,865	Fubon Financial Holding Co., Ltd.	6,029,290
21,667	Himax Technologies, Inc. ADR(2)	228,804
254,959	MediaTek, Inc.	8,391,385
17,000	momo.com, Inc.	1,095,484
15,000	Nan Ya Printed Circuit Board Corp.	265,414
142,000	Novatek Microelectronics Corp.	2,129,849
10,000	Parade Technologies Ltd.	644,195
78,000	Realtek Semiconductor Corp.	1,403,035
1,271,176	Taiwan Semiconductor Manufacturing Co., Ltd.	26,974,723
2,038,724	United Microelectronics Corp.	4,232,338
251,000	Vanguard International Semiconductor Corp.	1,307,904
636,000	Yuanta Financial Holding Co., Ltd.	565,330
		65,750,245
	Thailand - 2.4%
497,600	Com7 PCL	1,075,953
697,400	Kasikornbank PCL	2,942,394
485,300	Kiatnakin Bank PCL	877,511
635,900	PTT Exploration & Production PCL	2,251,737
1,117,100	PTT Global Chemical PCL	2,112,500
497,000	PTT PCL	576,644
224,200	Siam Commercial Bank PCL	851,328
755,000	Thai Vegetable Oil PCL	711,030
237,400	Tisco Financial Group PCL	659,991
		12,059,088
	Turkey - 0.4%
86,876	Arcelik AS	304,792
11,422	Ford Otomotiv Sanayi AS	220,504
322,392	Turkiye Sise ve Cam Fabrikalari AS	290,401
3,389,172	Yapi ve Kredi Bankasi AS	962,392
		1,778,089
	United Arab Emirates - 1.4%
55,961	Abu Dhabi Commercial Bank PJSC	126,452
559,945	Abu Dhabi Islamic Bank PJSC	891,538
3,583,547	Aldar Properties PJSC	3,942,946
521,137	Emirates NBD Bank PJSC	1,979,190
		6,940,126
	Total Common Stocks (cost $409,044,674)	$ 478,777,668
PREFERRED STOCKS - 2.1%
	Brazil - 2.1%
273,300	Cia de Transmissao de Energia Eletrica Paulista	$ 1,177,692
Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 2.1% - (continued)
	Brazil - 2.1% - (continued)
2,080,000	Cia Paranaense de Energia		$ 2,181,792
1,505,900	Petroleo Brasileiro S.A.		7,270,948
			10,630,432
	Total Preferred Stocks (cost $11,277,027)		$ 10,630,432
	Total Long-Term Investments (cost $420,321,701)		$ 489,408,100
SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.1%
5,672,719	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $5,672,724; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $5,786,183		$ 5,672,719
	Securities Lending Collateral - 0.6%
16,737	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(5)		16,737
2,569,486	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(5)		2,569,486
184,470	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(5)		184,470
			2,770,693
	Total Short-Term Investments (cost $8,443,412)		$ 8,443,412
	Total Investments (cost $428,765,113)	99.6%	$ 497,851,512
	Other Assets and Liabilities	0.4%	1,987,934
	Total Net Assets	100.0%	$ 499,839,446
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $14,042,022, representing 2.8% of net assets.

The accompanying notes are an integral part of these financial statements.
36

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2021

(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of this security was $2,560,752, which represented 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(4)	Investment valued using significant unobservable inputs.
(5)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Market Index Future	109	12/17/2021	$ 6,877,900	$ (159,649)
Total futures contracts				$ (159,649)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 11,442,864	$ 11,442,864	$ —	$ —
Cayman Islands	1,469,254	—	1,469,254	—
Chile	2,223,414	2,223,414	—	—
China	164,582,445	34,894,876	129,687,569	—
Hong Kong	9,159,797	—	9,159,797	—
Hungary	3,568,171	—	3,568,171	—
India	52,524,920	1,226,607	51,298,313	—
Indonesia	415,888	415,888	—	—
Malaysia	8,704,771	6,743,799	1,960,972	—
Mexico	7,790,843	7,790,843	—	—
Poland	3,084,610	431,015	2,653,595	—
Qatar	3,689,845	2,010,842	1,679,003	—
Russia	24,768,937	5,556,147	19,212,790	—
Saudi Arabia	15,152,815	15,152,815	—	—
South Africa	13,208,025	7,118,893	6,089,132	—
South Korea	70,463,521	1,108,976	66,793,793	2,560,752
Taiwan	65,750,245	228,804	65,521,441	—
Thailand	12,059,088	12,059,088	—	—
Turkey	1,778,089	1,473,297	304,792	—
United Arab Emirates	6,940,126	2,105,642	4,834,484	—
Preferred Stocks	10,630,432	10,630,432	—	—
Short-Term Investments	8,443,412	2,770,693	5,672,719	—
Total	$ 497,851,512	$ 125,384,935	$ 369,905,825	$ 2,560,752
Liabilities
Futures Contracts(2)	$ (159,649)	$ (159,649)	$ —	$ —
Total	$ (159,649)	$ (159,649)	$ —	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
37

Hartford Global Impact Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Australia - 0.8%
44,224	SEEK Ltd.	$ 1,099,094
	Bangladesh - 0.7%
241,359	GrameenPhone Ltd.	1,001,118
	Brazil - 1.3%
24,174	StoneCo Ltd. Class A*	818,532
265,500	YDUQS Participacoes S.A.	981,312
		1,799,844
	Canada - 2.7%
56,820	Brookfield Renewable Partners L.P.	2,277,666
27,849	Stantec, Inc.	1,539,166
		3,816,832
	China - 1.8%
1,000	Hangzhou Tigermed Consulting Co., Ltd. Class H(1)	19,504
53,964	Niu Technologies ADR*(2)	1,412,778
18,900	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	1,107,494
		2,539,776
	Denmark - 0.8%
25,735	Vestas Wind Systems A/S	1,112,514
	France - 3.3%
33,854	Nexity S.A.	1,547,710
18,279	Schneider Electric SE	3,151,630
		4,699,340
	Germany - 0.7%
16,754	Vonovia SE	1,016,344
	India - 0.7%
52,679	Shriram Transport Finance Co., Ltd.	1,014,713
	Indonesia - 1.7%
7,801,729	Bank Rakyat Indonesia Persero Tbk PT	2,341,951
	Ireland - 2.0%
15,426	Trane Technologies plc	2,791,026
	Israel - 1.7%
13,243	CyberArk Software Ltd.*	2,385,197
	Japan - 2.1%
13,000	Eisai Co., Ltd.	921,130
55,348	Katitas Co., Ltd.	2,020,963
		2,942,093
	Kenya - 1.1%
3,824,600	Safaricom plc	1,470,736
	Netherlands - 6.3%
15,954	Koninklijke DSM N.V.	3,485,601
65,601	Koninklijke Philips N.V.	3,094,738
47,681	Signify N.V.(1)	2,310,449
		8,890,788
	Puerto Rico - 1.2%
21,121	Popular, Inc.	1,720,094
	South Africa - 2.7%
1,845,663	Old Mutual Ltd.	1,883,724
217,799	Vodacom Group Ltd.	1,933,171
		3,816,895
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	South Korea - 1.3%
2,968	Samsung SDI Co., Ltd.	$ 1,872,594
	Spain - 2.0%
14,711	Acciona S.A.	2,825,144
	Sweden - 0.8%
9,156	MIPS AB	1,105,586
	Switzerland - 1.0%
21,071	Landis+Gyr Group AG	1,448,581
	Taiwan - 2.4%
208,000	Chroma ATE, Inc.	1,358,317
58,891	MediaTek, Inc.	1,938,261
		3,296,578
	United Kingdom - 4.3%
24,017	Genus plc	1,821,251
62,794	Hikma Pharmaceuticals plc	2,069,810
77,097	Nomad Foods Ltd.*	2,099,351
		5,990,412
	United States - 52.9%
11,218	Advanced Drainage Systems, Inc.	1,265,390
19,206	Agilent Technologies, Inc.	3,024,753
61,251	agilon health, Inc.*	1,500,650
13,912	Alexandria Real Estate Equities, Inc. REIT	2,839,996
10,143	Amedisys, Inc.*	1,717,616
28,706	Ball Corp.	2,626,025
23,306	Baxter International, Inc.	1,840,242
19,092	Boston Properties, Inc. REIT	2,169,615
73,498	Boston Scientific Corp.*	3,169,969
86,173	Covanta Holding Corp.	1,738,971
11,306	Danaher Corp.	3,524,872
17,809	Darling Ingredients, Inc.*	1,505,217
8,460	Etsy, Inc.*	2,120,837
61,116	Evoqua Water Technologies Corp.*	2,556,482
16,319	First Solar, Inc.*	1,951,589
26,562	Globe Life, Inc.	2,364,549
26,706	GoDaddy, Inc. Class A*	1,847,254
16,533	Health Catalyst, Inc.*	870,297
11,598	Hubbell, Inc.	2,312,293
3,276	Illumina, Inc.*	1,359,737
5,073	Insulet Corp.*	1,572,731
12,866	Itron, Inc.*	1,000,589
115,300	Laureate Education, Inc. Class A*	1,996,996
37,737	Mimecast Ltd.*	2,846,879
23,810	National Vision Holdings, Inc.*	1,467,648
45,853	OneMain Holdings, Inc.	2,421,497
81,695	PGT Innovations, Inc.*	1,744,188
31,220	PowerSchool Holdings, Inc.*	721,494
17,235	Rapid7, Inc.*	2,219,006
7,706	Square, Inc. Class A*	1,961,177
15,706	Sun Communities, Inc. REIT	3,078,062
12,464	Tetra Tech, Inc.	2,189,426
15,955	Udemy, Inc.*	438,763
27,110	Upwork, Inc.*	1,277,423
11,073	Watts Water Technologies, Inc. Class A	2,104,091

The accompanying notes are an integral part of these financial statements.
38

Hartford Global Impact Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 96.3% - (continued)
	United States - 52.9% - (continued)
32,001	Westinghouse Air Brake Technologies Corp.		$ 2,903,451
16,388	Xylem, Inc.		2,140,109
			74,389,884
	Total Common Stocks (cost $101,004,106)		$ 135,387,134
SHORT-TERM INVESTMENTS - 4.5%
	Repurchase Agreements - 4.1%
5,763,539	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $5,763,544; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $5,878,813		$ 5,763,539
	Securities Lending Collateral - 0.4%
3,097	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		3,097
475,391	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		475,391
34,129	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		34,129
			512,617
	Total Short-Term Investments (cost $6,276,156)		$ 6,276,156
	Total Investments (cost $107,280,262)	100.8%	$ 141,663,290
	Other Assets and Liabilities	(0.8)%	(1,063,152)
	Total Net Assets	100.0%	$ 140,600,138
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $2,329,953, representing 1.7% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
39

Hartford Global Impact Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 1,099,094	$ —	$ 1,099,094	$ —
Bangladesh	1,001,118	1,001,118	—	—
Brazil	1,799,844	1,799,844	—	—
Canada	3,816,832	3,816,832	—	—
China	2,539,776	1,412,778	1,126,998	—
Denmark	1,112,514	—	1,112,514	—
France	4,699,340	—	4,699,340	—
Germany	1,016,344	—	1,016,344	—
India	1,014,713	—	1,014,713	—
Indonesia	2,341,951	—	2,341,951	—
Ireland	2,791,026	2,791,026	—	—
Israel	2,385,197	2,385,197	—	—
Japan	2,942,093	—	2,942,093	—
Kenya	1,470,736	1,470,736	—	—
Netherlands	8,890,788	—	8,890,788	—
Puerto Rico	1,720,094	1,720,094	—	—
South Africa	3,816,895	3,816,895	—	—
South Korea	1,872,594	—	1,872,594	—
Spain	2,825,144	—	2,825,144	—
Sweden	1,105,586	1,105,586	—	—
Switzerland	1,448,581	—	1,448,581	—
Taiwan	3,296,578	—	3,296,578	—
United Kingdom	5,990,412	2,099,351	3,891,061	—
United States	74,389,884	74,389,884	—	—
Short-Term Investments	6,276,156	512,617	5,763,539	—
Total	$ 141,663,290	$ 98,321,958	$ 43,341,332	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
40

Hartford International Equity Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2%
	Argentina - 0.0%
46,725	YPF S.A. ADR*	$ 196,245
	Australia - 0.7%
138,416	Austal Ltd.	196,729
9,047	CSL Ltd.	2,058,557
245,555	OceanaGold Corp.*	458,332
402,296	Resolute Mining Ltd.*	126,431
73,304	Wesfarmers Ltd.	3,171,550
138,155	Western Areas Ltd.*	330,806
		6,342,405
	Austria - 0.1%
24,124	Erste Group Bank AG	1,034,575
28,791	Zumtobel Group AG	296,213
		1,330,788
	Belgium - 0.4%
23,348	Ageas S.A.	1,135,826
85,670	AGFA-Gevaert N.V.*	372,370
33,998	Anheuser-Busch InBev S.A.	2,079,562
31,255	bpost S.A.*	267,772
		3,855,530
	Brazil - 1.2%
241,600	B3 S.A. - Brasil Bolsa Balcao	509,844
222,071	Caixa Seguridade Participacoes S/A*	344,293
137,022	Cia de Saneamento Basico do Estado de Sao Paulo	854,597
129,200	Localiza Rent a Car S.A.	1,037,025
607,888	Magazine Luiza S.A.	1,164,334
80,337	Pagseguro Digital Ltd. Class A*	2,908,199
89,960	Petroleo Brasileiro S.A. ADR	883,407
78,091	Telefonica Brasil S.A.	629,842
217,522	Vale S.A. ADR	2,769,055
5,198	XP, Inc.*	170,387
		11,270,983
	Canada - 6.1%
54,482	ARC Resources Ltd.	522,545
36,442	Bank of Montreal(1)	3,956,619
39,379	Bank of Nova Scotia	2,581,781
54,303	Barrick Gold Corp.	996,462
40,644	Cameco Corp.	987,528
35,108	Canadian National Railway Co.	4,665,937
70,469	Centerra Gold, Inc.	528,404
42,330	Eldorado Gold Corp.*	379,277
75,804	Fortis, Inc.	3,374,307
28,065	Intact Financial Corp.	3,762,334
96,203	Kinross Gold Corp.	578,180
15,092	Lululemon Athletica, Inc.*	7,033,023
14,915	National Bank of Canada	1,234,802
28,082	Nuvei Corp.*(2)	3,375,013
45,923	Pembina Pipeline Corp.(1)	1,520,253
82,961	Royal Bank of Canada	8,635,291
3,299	Shopify, Inc. Class A*	4,838,742
76,582	Toronto-Dominion Bank	5,559,249
16,984	Tourmaline Oil Corp.	613,845
184,943	Trican Well Service Ltd.*	518,546
		55,662,138
	Chile - 0.1%
264,204	Embotelladora Andina S.A. Class B	545,621
	China - 7.3%
18,713	Alibaba Group Holding Ltd. ADR*	3,086,522
334,000	Anhui Conch Cement Co., Ltd. Class H	1,651,598
8,611	Baidu, Inc. ADR*	1,397,049
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	China - 7.3% - (continued)
1,488,977	China BlueChemical Ltd. Class H	$ 497,885
6,306,540	China Construction Bank Corp. Class H	4,292,109
1,155,485	China Longyuan Power Group Corp. Ltd. Class H	2,702,721
559,083	China Merchants Bank Co., Ltd. Class H	4,685,193
7,783,405	China Reinsurance Group Corp. Class H	809,416
461,955	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd.	1,741,562
16,104,593	China Tower Corp. Ltd. Class H(2)	2,087,135
861,263	China Vanke Co., Ltd. Class H	2,012,280
2,573,545	CSPC Pharmaceutical Group Ltd.	2,685,493
3,339,798	Dongfeng Motor Group Co., Ltd. Class H	3,110,544
517,000	Haidilao International Holding Ltd.(1)(2)	1,441,566
261,027	Haier Smart Home Co., Ltd.	1,109,156
202,014	Jiangsu Hengrui Medicine Co., Ltd. Class A	1,551,871
526,700	Jinyu Bio-Technology Co., Ltd. Class A	1,310,858
22,419	JOYY, Inc.	1,129,693
203,500	Livzon Pharmaceutical Group, Inc. Class A	1,116,797
38,900	Meituan Class B*(2)	1,323,713
113,600	Midea Group Co., Ltd. Class A	1,218,543
205,724	New Oriental Education & Technology Group, Inc. ADR*	421,734
179,500	Ping An Insurance Group Co. of China Ltd. Class H	1,285,710
1,062,374	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,944,385
126,066	Shenzhou International Group Holdings Ltd.	2,715,991
4,712,000	Sinopec Engineering Group Co., Ltd. Class H	2,483,569
198,024	Tencent Holdings Ltd.	12,045,759
31,605	Trip.com Group Ltd. ADR*	902,639
194,032	Vipshop Holdings Ltd. ADR*	2,165,397
723,400	Yintai Gold Co., Ltd.	993,440
		65,920,328
	Cyprus - 0.1%
25,873	Ozon Holdings plc ADR*	1,164,285
	Denmark - 1.1%
21,968	Carlsberg A/S Class B	3,627,264
31,043	D/S Norden A/S	749,181
2,506	Drilling Co.*	89,828
24,676	DSV Panalpina A/S	5,735,127
		10,201,400
	Finland - 0.6%
29,615	Kone Oyj Class B	2,019,715
332,833	Nokia Oyj*	1,910,296
28,250	Orion Oyj Class B	1,223,327
		5,153,338
	France - 9.0%
123,193	Accor S.A.*	4,408,635
44,397	Airbus SE*	5,695,337
184,938	AXA S.A.	5,380,398
39,245	BNP Paribas S.A.	2,626,951
88,914	Bureau Veritas S.A.	2,826,134
12,455	Capgemini SE	2,904,043
38,656	Cie de Saint-Gobain	2,667,748
20,443	Criteo S.A. ADR*	675,437
52,174	Danone S.A.	3,401,000
7,671	Dassault Aviation S.A.	801,649
33,581	Eiffage S.A.	3,456,330
165,640	Engie S.A.	2,356,253
154,529	Groupe Eurotunnel SE	2,378,375
15,647	Imerys S.A.	678,224
11,666	L'Oreal S.A.	5,336,667
1,813	LVMH Moet Hennessy Louis Vuitton SE	1,421,612
42,935	Metropole Television S.A.	946,002

The accompanying notes are an integral part of these financial statements.
41

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	France - 9.0% - (continued)
116,925	Orange S.A.	$ 1,275,061
33,153	Quadient S.A.	792,584
22,057	Renault S.A.*	794,804
40,338	Rexel S.A.*	801,766
49,210	Schneider Electric SE	8,484,693
32,353	SCOR SE	1,089,168
56,726	Societe Generale S.A.	1,894,871
30,693	Sodexo S.A.*	2,986,099
1,602	Sopra Steria Group	314,982
112,698	Television Francaise	1,206,528
120,547	TotalEnergies SE	6,036,385
13,941	Vicat S.A.	594,984
42,240	Vinci S.A.	4,515,887
44,212	Worldline S.A.*(2)	2,578,274
		81,326,881
	Germany - 5.0%
39,618	Brenntag SE	3,769,188
114,064	CECONOMY AG*	556,511
10,080	Continental AG*	1,185,120
22,293	Daimler AG	2,212,857
22,326	Deutsche Boerse AG	3,706,274
226,591	Deutsche Telekom AG	4,213,947
37,572	Fresenius Medical Care AG & Co. KGaA	2,495,873
39,672	Fresenius SE & Co. KGaA	1,803,241
29,306	FUCHS PETROLUB SE	1,403,893
121,059	Infineon Technologies AG	5,669,354
6,346	Merck KGaA	1,499,717
23,475	Metro AG	296,751
33,189	SAP SE	4,806,135
25,665	Scout24 AG(2)	1,787,465
22,227	Volkswagen AG	4,988,437
49,532	Zalando SE*(2)	4,679,811
		45,074,574
	Greece - 0.0%
19,951	Hellenic Telecommunications Organization S.A.	354,206
	Hong Kong - 3.3%
435,455	AIA Group Ltd.	4,880,148
1,318,000	China Merchants Port Holdings Co., Ltd.	2,197,343
1,224,178	China Overseas Land & Investment Ltd.	2,699,993
515,201	China Resources Gas Group Ltd.	2,767,869
199,915	CK Asset Holdings Ltd.	1,234,886
134,304	Dah Sing Financial Holdings Ltd.	416,310
211,255	G-Resources Group Ltd.*	79,826
96,218	Hong Kong Exchanges & Clearing Ltd.	5,796,336
118,847	iClick Interactive Asia Group Ltd. ADR*(1)	818,856
1,927,095	Pacific Basin Shipping Ltd.	889,367
730,013	PAX Global Technology Ltd.	505,879
1,892,745	Sino Biopharmaceutical Ltd.	1,395,681
129,695	Swire Pacific Ltd. Class A	815,339
249,000	Techtronic Industries Co., Ltd.	5,115,768
284,069	Yue Yuen Industrial Holdings Ltd.*	602,996
		30,216,597
	Hungary - 0.1%
397,103	Magyar Telekom Telecommunications plc	547,287
	India - 2.4%
32,671	Asian Paints Ltd.	1,353,994
248,952	Bharti Airtel Ltd.*	2,283,722
195,242	Canara Bank*	561,337
130,132	ICICI Bank Ltd. ADR	2,752,292
162,309	Infosys Ltd.	3,632,283
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	India - 2.4% - (continued)
360,069	Manappuram Finance Ltd.	$ 1,002,172
411,108	Oil & Natural Gas Corp. Ltd.	818,078
50,204	Reliance Industries Ltd.	1,703,681
66,452	Reliance Industries Ltd. GDR(2)	4,518,736
62,957	Tata Consultancy Services Ltd.	2,861,678
110,312	Zee Entertainment Enterprises Ltd.	444,530
		21,932,503
	Indonesia - 0.7%
1,354,200	Astra International Tbk PT	576,771
6,359,635	Bank Central Asia Tbk PT	3,362,831
2,428,415	Bank Mandiri Persero Tbk PT	1,227,738
3,970,900	Bank Rakyat Indonesia Persero Tbk PT	1,191,999
1,183,356	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	116,569
		6,475,908
	Ireland - 1.9%
434,733	AIB Group plc*	1,176,595
197,767	Bank of Ireland Group plc*	1,178,135
72,155	Experian plc	3,308,393
29,293	Flutter Entertainment plc*	5,527,794
17,543	Linde plc*	5,644,221
		16,835,138
	Italy - 2.4%
79,936	Assicurazioni Generali S.p.A.	1,740,622
329,029	BPER Banca	721,418
324,141	Davide Campari-Milano N.V.	4,604,148
170,492	Eni S.p.A.	2,443,566
19,606	Ferrari N.V.	4,652,246
66,153	Moncler S.p.A.	4,760,660
189,721	Saipem S.p.A.*	415,674
157,021	UniCredit S.p.A.	2,075,730
		21,414,064
	Japan - 13.4%
24,790	Aeon Delight Co., Ltd.	761,348
52,660	Alfresa Holdings Corp.	742,347
66,450	Alps Electric Co., Ltd.	649,287
66,966	Asahi Group Holdings Ltd.	3,038,933
306,740	Astellas Pharma, Inc.	5,171,259
4,620	Benesse Holdings, Inc.	105,697
75,220	Chiyoda Corp.*	274,966
15,435	Chubu Steel Plate Co., Ltd.	111,319
45,580	Chugai Pharmaceutical Co., Ltd.	1,704,207
189,240	Citizen Watch Co., Ltd.	825,287
16,260	CMIC Holdings Co., Ltd.	211,751
50,690	Cosel Co., Ltd.	412,729
72,260	Dai-ichi Life Holdings, Inc.	1,520,246
53,140	DeNA Co., Ltd.	981,611
42,988	Eisai Co., Ltd.	3,045,964
4,170	Enplas Corp.	110,585
30,230	Exedy Corp.	450,299
35,565	Fuji Media Holdings, Inc.	368,649
9,435	Gendai Agency, Inc.	28,147
100,700	Gree, Inc.	849,289
135,140	Hino Motors Ltd.	1,278,381
32,170	Hisaka Works Ltd.	238,693
98,400	Honda Motor Co., Ltd.	2,910,462
48,650	Ichiyoshi Securities Co., Ltd.	277,608
152,240	Inpex Corp.	1,269,578
119,572	Isuzu Motors Ltd.	1,608,578
56,480	Japan Airlines Co., Ltd.*	1,215,529
24,410	Japan Petroleum Exploration Co., Ltd.	444,206

The accompanying notes are an integral part of these financial statements.
42

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Japan - 13.4% - (continued)
22,220	Japan Steel Works Ltd.	$ 652,763
44,896	Japan Tobacco, Inc.	881,361
120,920	JGC Holdings Corp.	1,136,322
40,020	Kamigumi Co., Ltd.	805,801
77,535	Kao Corp.	4,386,002
152,290	KDDI Corp.	4,657,026
6,200	Keyence Corp.	3,742,411
118,610	Kirin Holdings Co., Ltd.	2,064,507
21,230	Kissei Pharmaceutical Co., Ltd.	424,670
47,320	Kyoei Steel Ltd.	583,878
36,680	Maruichi Steel Tube Ltd.	833,433
39,450	Maxell Holdings Ltd.	474,712
24,310	Miraial Co., Ltd.	337,107
89,380	Mitsubishi Estate Co., Ltd.	1,358,307
18,691	Mitsubishi Heavy Industries Ltd.	477,982
104,690	Mitsubishi Motors Corp.*	335,063
427,730	Mitsubishi UFJ Financial Group, Inc.	2,345,455
62,150	Nakayama Steel Works Ltd.	236,074
46,290	Neturen Co., Ltd.	247,365
26,865	Nichicon Corp.	254,236
72,050	Nikon Corp.	794,405
429	Nippon Building Fund, Inc.	2,787,189
39,240	Nippon Chemi-Con Corp.*	737,408
67,074	Nippon Television Holdings, Inc.	722,631
220,130	Nissan Motor Co., Ltd.*	1,120,431
36,510	Nitori Holdings Co., Ltd.	6,707,269
72,710	NOK Corp.	844,000
111,825	Nomura Holdings, Inc.	532,568
12,030	Obic Co., Ltd.	2,224,631
10,690	OKUMA Corp.	509,363
60,410	Ono Pharmaceutical Co., Ltd.	1,267,506
18,350	Pacific Metals Co., Ltd.	332,610
20,890	Paramount Bed Holdings Co., Ltd.	389,789
396,290	Resona Holdings, Inc.	1,488,703
22,250	Sanyo Shokai Ltd.*	176,622
31,048	Secom Co., Ltd.	2,116,618
86,392	Seven & i Holdings Co., Ltd.	3,627,148
46,498	SG Holdings Co., Ltd.	1,167,615
5,146	Shibaura Machine Co., Ltd.	119,959
11,690	Shimamura Co., Ltd.	989,820
23,867	Shin-Etsu Chemical Co., Ltd.	4,256,275
49,990	Shiseido Co., Ltd.	3,335,679
256,848	Softbank Corp.	3,505,892
51,680	Subaru Corp.	1,013,692
75,970	Sumitomo Electric Industries Ltd.	1,008,339
32,380	Sumitomo Heavy Industries Ltd.	833,639
59,338	Sumitomo Mitsui Financial Group, Inc.	1,925,496
43,860	Sumitomo Mitsui Trust Holdings, Inc.	1,442,724
51,981	Sumitomo Realty & Development Co., Ltd.	1,878,589
34,600	Sumitomo Riko Co., Ltd.	225,399
142,964	T&D Holdings, Inc.	1,833,607
35,850	Tachi-S Co., Ltd.	434,198
40,460	Taiheiyo Cement Corp.	859,623
59,120	Takeda Pharmaceutical Co., Ltd.	1,659,251
8,960	Tamron Co., Ltd.	210,625
54,030	THK Co., Ltd.	1,161,841
114,150	Tochigi Bank Ltd.	177,368
53,840	Tokai Rika Co., Ltd.	753,635
9,070	Tokyo Seimitsu Co., Ltd.	369,294
74,970	Tokyo Steel Manufacturing Co., Ltd.	834,247
48,960	Toppan Forms Co., Ltd.	470,694
38,140	Toppan, Inc.	615,661
28,290	Toyota Boshoku Corp.	543,933
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Japan - 13.4% - (continued)
45,310	TS Tech Co., Ltd.	$ 606,249
15,411	Tsuruha Holdings, Inc.	1,900,872
44,220	TV Asahi Holdings Corp.(1)	671,044
56,700	Unipres Corp.	462,598
51,950	Ushio, Inc.	929,405
57,800	Xebio Holdings Co., Ltd.	537,152
20,730	Yamato Kogyo Co., Ltd.	695,083
16,200	Yodogawa Steel Works Ltd.	353,974
		121,003,793
	Luxembourg - 0.1%
20,907	RTL Group S.A.	1,207,552
	Macau - 0.2%
796,396	Sands China Ltd.*	1,815,125
	Malaysia - 0.6%
747,864	CIMB Group Holdings Bhd	943,605
2,992,297	DiGi.Com Bhd	3,062,303
49,265	Nestle Malaysia Bhd	1,600,459
		5,606,367
	Mexico - 0.3%
63,989	America Movil S.A.B. de C.V. Class L ADR	1,137,725
1,663,171	Telesites S.A.B. de C.V.	1,518,730
		2,656,455
	Netherlands - 4.3%
98,526	ABN Amro Bank N.V.(2)	1,449,092
1,504	Adyen N.V.*(2)	4,538,033
7,767	ASML Holding N.V.	6,313,791
43,874	Fugro N.V.*	371,855
83,074	Heineken N.V.	9,195,381
136,607	ING Groep N.V.	2,072,178
97,349	Koninklijke Philips N.V.	4,592,456
140,390	PostNL N.V.	609,309
40,506	QIAGEN N.V.*	2,228,399
126,866	Royal Dutch Shell plc Class A	2,906,357
215,976	Royal Dutch Shell plc Class B	4,956,373
		39,233,224
	Norway - 0.1%
90,460	Norsk Hydro ASA	664,471
	Philippines - 0.4%
1,197,100	Ayala Land, Inc.	833,529
314,717	BDO Unibank, Inc.	774,584
3,320,605	SM Prime Holdings, Inc.	2,184,343
		3,792,456
	Portugal - 0.4%
153,346	Jeronimo Martins SGPS S.A.	3,474,452
	Russia - 0.5%
150,963	Gazprom PJSC ADR	1,481,379
3,848	Lukoil PJSC ADR	392,230
38,436	Sberbank of Russia PJSC ADR	770,835
163,845	Surgutneftegas PJSC ADR	782,620
370,719	VEON Ltd. ADR*	782,217
		4,209,281
	South Africa - 0.4%
39,049	Astral Foods Ltd.	452,483
62,084	Gold Fields Ltd.	576,899
117,673	Harmony Gold Mining Co., Ltd. ADR(1)	425,976
6,114	Impala Platinum Holdings Ltd.	79,129
89,980	MTN Group Ltd.*	806,862
577,664	Nampak Ltd.*	146,299

The accompanying notes are an integral part of these financial statements.
43

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	South Africa - 0.4% - (continued)
1,048,150	Old Mutual Ltd.	$ 1,069,765
89,081	Raubex Group Ltd.	190,409
1	Thungela Resources Ltd.*	5
		3,747,827
	South Korea - 4.9%
10,008	CJ CheilJedang Corp.	3,252,637
11,512	CJ ENM Co., Ltd.	1,741,208
9,737	CJ Logistics Corp.*	1,183,931
12,618	Coway Co., Ltd.	855,563
26,521	Dentium Co., Ltd.	1,572,151
95,742	DGB Financial Group, Inc.	848,353
10,423	E-Mart, Inc.	1,500,413
58,015	Hana Financial Group, Inc.	2,237,048
18,419	Hankook Tire & Technology Co., Ltd.	652,610
88,482	KB Financial Group, Inc.	4,282,873
82,259	Kginicis Co., Ltd.	1,315,197
55,727	KT Corp.	1,454,975
1,657	LG Household & Health Care Ltd.	1,658,468
5,762	Orion Corp.	582,733
7,068	POSCO	1,792,668
175,588	Samsung Electronics Co., Ltd.	10,513,000
50,197	Shinhan Financial Group Co., Ltd.	1,638,777
12,899	SK Innovation Co., Ltd.*	2,690,087
14,235	SK Telecom Co., Ltd.(3)(4)	3,769,238
69,836	Tongyang Life Insurance Co., Ltd.	408,612
		43,950,542
	Spain - 2.8%
557,490	CaixaBank S.A.	1,602,597
172,019	Cellnex Telecom S.A.(2)	10,579,113
264,599	Iberdrola S.A.	3,124,528
228,289	Industria de Diseno Textil S.A.	8,269,594
228,241	Prosegur Cia de Seguridad S.A.	647,681
725,963	Unicaja Banco S.A.(2)	776,756
		25,000,269
	Sweden - 2.1%
288,196	Assa Abloy AB Class B	8,456,435
46,085	Atlas Copco AB Class A	2,967,814
58,645	Atlas Copco AB Class B	3,178,196
180,510	Sandvik AB	4,577,500
		19,179,945
	Switzerland - 6.2%
38,702	Adecco Group AG	1,949,808
45,063	GAM Holding AG*	72,595
20,040	Implenia AG*	408,854
88,917	Julius Baer Group Ltd.	6,431,551
16,973	Kuehne + Nagel International AG	5,345,654
43,820	LafargeHolcim Ltd.*	2,185,854
6,670	Lonza Group AG	5,481,409
34,002	Nestle S.A.	4,485,108
78,347	Novartis AG	6,480,292
3,675	Partners Group Holding AG	6,420,057
12,976	Roche Holding AG	5,026,824
6,526	Schindler Holding AG	1,699,289
1,404	SGS S.A.	4,156,568
191,085	UBS Group AG	3,478,259
18,545	Vifor Pharma AG	2,394,637
		56,016,759
	Taiwan - 6.5%
216,853	Advantech Co., Ltd.	2,836,006
367,801	ASE Technology Holding Co., Ltd.	1,315,630
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	Taiwan - 6.5% - (continued)
153,929	Catcher Technology Co., Ltd.	$ 892,543
531,328	Chailease Holding Co., Ltd.	5,088,820
4,370,212	CTBC Financial Holding Co., Ltd.	3,649,385
269,470	Delta Electronics, Inc.	2,378,713
302,747	Foxconn Technology Co., Ltd.	751,694
29,435	Globalwafers Co., Ltd.	807,637
2,088,123	Hon Hai Precision Industry Co., Ltd.	8,060,861
216,212	Hotai Motor Co., Ltd.	4,761,013
59,734	Lotes Co., Ltd.	1,244,568
232,434	MediaTek, Inc.	7,650,027
103,305	Phison Electronics Corp.	1,456,631
1,639,088	Powerchip Semiconductor Manufacturing Corp.	3,912,410
1,451,091	Shin Kong Financial Holding Co., Ltd.	511,417
130,000	Simplo Technology Co., Ltd.	1,400,535
447,917	Taiwan Semiconductor Manufacturing Co., Ltd.	9,504,929
188,757	Yageo Corp.	2,954,371
		59,177,190
	Thailand - 0.9%
1,995,978	CP ALL PCL	3,849,698
428,594	Kasikornbank PCL	1,808,277
163,041	Kasikornbank PCL NVDR	695,064
629,900	PTT PCL	730,842
2,709,106	Thai Beverage PCL	1,426,103
		8,509,984
	Turkey - 0.3%
249,166	Anadolu Efes Biracilik Ve Malt Sanayii AS	575,357
75,608	Coca-Cola Icecek AS	667,912
860,370	Turk Telekomunikasyon AS	673,870
340,787	Turkcell Iletisim Hizmetleri AS	541,984
253,990	Ulker Biskuvi Sanayi AS	533,131
		2,992,254
	United Kingdom - 9.0%
177,479	Anglo American plc	6,751,838
74,608	AstraZeneca plc	9,333,557
411,487	Auto Trader Group plc(2)	3,411,407
193,976	Babcock International Group plc*	847,130
827,033	BAE Systems plc	6,235,962
743,261	BP plc	3,560,890
115,795	British Land Co. plc REIT	781,845
564,901	BT Group plc*	1,073,215
501,593	Centrica plc*	414,058
141,128	Compass Group plc*	2,994,826
37,790	Croda International plc	4,891,180
106,141	Diageo plc	5,280,694
24,089	Endeavour Mining plc	611,957
24,915	Go-Ahead Group plc*	267,665
479,817	Hays plc	1,087,385
340,225	J Sainsbury plc	1,393,514
175,065	Kingfisher plc	803,477
79,351	Land Securities Group plc REIT	745,461
211,157	Marks & Spencer Group plc*	530,795
309,808	National Grid plc	3,966,646
90,657	Pagegroup plc	823,816
146,825	Provident Financial plc*	741,754
112,779	Prudential plc	2,301,588
50,536	Reckitt Benckiser Group plc	4,102,654
377,008	Sage Group plc	3,666,598
246,183	SIG plc*	175,027
215,454	Smith & Nephew plc	3,720,905
165,961	Smiths Group plc	3,081,572
240,811	Standard Chartered plc	1,628,605

The accompanying notes are an integral part of these financial statements.
44

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.2% - (continued)
	United Kingdom - 9.0% - (continued)
63,713	SThree plc	$ 513,575
65,591	Unilever plc	3,511,372
156,251	WPP plc	2,258,572
		81,509,540
	United States - 0.3%
727,000	Allstar Co.(3)(4)(5)	—
79,000	Bizlink Holding, Inc.	730,250
29,437	Honest Co., Inc.(3)(6)	269,201
19,244	Ovintiv, Inc.	721,961
16,188	Tory Burch LLC(3)(4)(5)	856,176
		2,577,588
	Total Common Stocks (cost $723,142,892)	$ 872,145,293
CONVERTIBLE PREFERRED STOCKS - 0.1%
	United States - 0.1%
243,469	Essence Group Holdings Corp. Series 3(3)(4)(5)	$ 542,936
38,688	Lookout, Inc. Series F(3)(4)(5)	352,447
15,711	Rubicon Global Holdings LLC Series C(3)(4)(5)	321,243
		1,216,626
	Total Convertible Preferred Stocks (cost $1,140,534)	$ 1,216,626
EXCHANGE-TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
5,460	iShares Core MSCI EAFE ETF	$ 417,745
	Total Exchange-Traded Funds (cost $417,510)	$ 417,745
CLOSED END FUNDS - 0.1%
	Canada - 0.1%
50,975	Sprott Physical Uranium Trust *	$ 566,755
	Total Closed End Funds (cost $340,172)	$ 566,755
PREFERRED STOCKS - 0.4%
	Brazil - 0.4%
1,543,620	Itau S.A.	$ 2,803,449
225,200	Itau Unibanco Holding S.A.	930,120
		3,733,569
	Total Preferred Stocks (cost $3,485,124)	$ 3,733,569
Shares or Principal Amount			Market Value†
RIGHTS - 0.0%
	India - 0.0%
19,206	Bharti Airtel Ltd.(3)		$ 72,868
	Total Rights (cost $34,309)		$ 72,868
	Total Long-Term Investments (cost $728,560,541)		$ 878,152,856
SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.2%
19,709,787	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $19,709,803; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $20,104,013		$ 19,709,787
	Securities Lending Collateral - 0.6%
35,389	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(7)		35,389
5,433,013	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)		5,433,013
390,050	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(7)		390,050
			5,858,452
	Total Short-Term Investments (cost $25,568,239)		$ 25,568,239
	Total Investments (cost $754,128,780)	99.7%	$ 903,721,095
	Other Assets and Liabilities	0.3%	2,777,207
	Total Net Assets	100.0%	$ 906,498,302

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $42,546,114, representing 4.7% of net assets.
(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $6,184,109, which represented 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.
45

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2021

(4)	Investment valued using significant unobservable inputs.
(5)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $2,072,802 or 0.2% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	727,000	$ —	$ —
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	243,469	384,998	542,936
07/2014	Lookout, Inc. Series F Convertible Preferred	38,688	441,937	352,447
09/2015	Rubicon Global Holdings LLC Series C Convertible Preferred	15,711	313,599	321,243
11/2013	Tory Burch LLC	16,188	1,268,749	856,176
			$ 2,409,283	$ 2,072,802

(6)	As of October 31, 2021, investment is restricted from trading. The value of such restricted securities amounted to $269,201 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2014	Honest Co., Inc.	29,437	$ 376,800	$ 269,201

(7)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
SPI 200 Future	174	12/16/2021	$ 23,822,258	$ (221,751)
Total futures contracts				$ (221,751)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
46

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$ 196,245	$ 196,245	$ —	$ —
Australia	6,342,405	458,332	5,884,073	—
Austria	1,330,788	296,213	1,034,575	—
Belgium	3,855,530	372,370	3,483,160	—
Brazil	11,270,983	11,270,983	—	—
Canada	55,662,138	55,662,138	—	—
Chile	545,621	545,621	—	—
China	65,920,328	9,103,034	56,817,294	—
Cyprus	1,164,285	1,164,285	—	—
Denmark	10,201,400	749,181	9,452,219	—
Finland	5,153,338	—	5,153,338	—
France	81,326,881	1,621,439	79,705,442	—
Germany	45,074,574	1,403,893	43,670,681	—
Greece	354,206	—	354,206	—
Hong Kong	30,216,597	3,666,551	26,550,046	—
Hungary	547,287	547,287	—	—
India	21,932,503	7,271,028	14,661,475	—
Indonesia	6,475,908	—	6,475,908	—
Ireland	16,835,138	—	16,835,138	—
Italy	21,414,064	—	21,414,064	—
Japan	121,003,793	111,319	120,892,474	—
Luxembourg	1,207,552	—	1,207,552	—
Macau	1,815,125	—	1,815,125	—
Malaysia	5,606,367	—	5,606,367	—
Mexico	2,656,455	2,656,455	—	—
Netherlands	39,233,224	2,228,399	37,004,825	—
Norway	664,471	—	664,471	—
Philippines	3,792,456	833,529	2,958,927	—
Portugal	3,474,452	3,474,452	—	—
Russia	4,209,281	782,217	3,427,064	—
South Africa	3,747,827	2,138,638	1,609,189	—
South Korea	43,950,542	—	40,181,304	3,769,238
Spain	25,000,269	3,124,528	21,875,741	—
Sweden	19,179,945	—	19,179,945	—
Switzerland	56,016,759	481,449	55,535,310	—
Taiwan	59,177,190	—	59,177,190	—
Thailand	8,509,984	6,388,817	2,121,167	—
Turkey	2,992,254	2,324,342	667,912	—
United Kingdom	81,509,540	5,903,412	75,606,128	—
United States	2,577,588	721,961	999,451	856,176
Convertible Preferred Stocks	1,216,626	—	—	1,216,626
Exchange-Traded Funds	417,745	417,745	—	—
Closed End Funds	566,755	566,755	—	—
Preferred Stocks	3,733,569	3,733,569	—	—
Rights	72,868	—	72,868	—
Short-Term Investments	25,568,239	5,858,452	19,709,787	—
Total	$ 903,721,095	$ 136,074,639	$ 761,804,416	$ 5,842,040
Liabilities
Futures Contracts(2)	$ (221,751)	$ (221,751)	$ —	$ —
Total	$ (221,751)	$ (221,751)	$ —	$ —

(1)	For the year ended October 31, 2021, investments valued at $5,424,214 were transferred into Level 3 due to the unavailability of active market pricing, and investments valued at $491,031 were transferred out of Level 3 due to the availability of significant observable inputs.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
47

The Hartford International Growth Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.4%
	Brazil - 1.4%
262,612	Pagseguro Digital Ltd. Class A*	$ 9,506,554
	Canada - 7.2%
48,447	Lululemon Athletica, Inc.*	22,576,787
89,878	Nuvei Corp.*(1)	10,801,918
10,566	Shopify, Inc. Class A*	15,497,469
		48,876,174
	China - 2.7%
299,665	Tencent Holdings Ltd.	18,228,560
	Denmark - 2.7%
78,925	DSV Panalpina A/S	18,343,527
	France - 11.0%
395,874	Accor S.A.*	14,166,910
141,961	Airbus SE*	18,211,044
37,301	L'Oreal S.A.	17,063,519
100,450	Schneider Electric SE	17,319,395
141,566	Worldline S.A.*(1)	8,255,584
		75,016,452
	Germany - 7.2%
387,194	Infineon Technologies AG	18,132,811
71,073	Volkswagen AG	15,951,014
158,382	Zalando SE*(1)	14,964,020
		49,047,845
	Hong Kong - 4.4%
225,200	Hong Kong Exchanges & Clearing Ltd.	13,566,432
798,393	Techtronic Industries Co., Ltd.	16,403,185
		29,969,617
	India - 2.1%
212,729	Reliance Industries Ltd. GDR(1)	14,465,572
	Ireland - 2.6%
93,837	Flutter Entertainment plc*	17,707,698
	Italy - 6.6%
1,036,466	Davide Campari-Milano N.V.	14,722,122
54,222	Ferrari N.V.	12,866,168
8,673	Ferrari N.V. ADR	2,056,975
212,572	Moncler S.p.A.	15,297,614
		44,942,879
	Japan - 5.0%
110,845	Eisai Co., Ltd.	7,854,049
20,300	Keyence Corp.	12,253,379
76,402	Shin-Etsu Chemical Co., Ltd.	13,625,000
		33,732,428
	Netherlands - 7.1%
4,837	Adyen N.V.*(1)	14,594,724
24,859	ASML Holding N.V.	20,207,871
120,341	Heineken N.V.	13,320,430
		48,123,025
	South Korea - 2.3%
265,905	Samsung Electronics Co., Ltd.	15,920,560
Shares or Principal Amount			Market Value†
COMMON STOCKS - 96.4% - (continued)
	Spain - 7.0%
550,449	Cellnex Telecom S.A.(1)		$ 33,852,437
386,236	Industria de Diseno Textil S.A.		13,991,103
			47,843,540
	Sweden - 4.4%
515,257	Assa Abloy AB Class B		15,119,007
577,194	Sandvik AB		14,636,894
			29,755,901
	Switzerland - 8.4%
257,272	Julius Baer Group Ltd.		18,609,019
21,409	Lonza Group AG		17,593,925
11,747	Partners Group Holding AG		20,521,471
			56,724,415
	Taiwan - 9.3%
3,725,956	Hon Hai Precision Industry Co., Ltd.		14,383,450
554,725	MediaTek, Inc.		18,257,488
1,434,151	Taiwan Semiconductor Manufacturing Co., Ltd.		30,433,100
			63,074,038
	United Kingdom - 5.0%
409,599	Anglo American plc		15,582,384
148,119	AstraZeneca plc		18,529,880
			34,112,264
	Total Common Stocks (cost $478,831,961)		$ 655,391,049
SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.7%
18,476,137	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $18,476,152; collateralized by U.S. Treasury Bond at 1.375%, maturing 11/15/2040, with a market value of $18,845,663		$ 18,476,137
	Total Short-Term Investments (cost $18,476,137)		$ 18,476,137
	Total Investments (cost $497,308,098)	99.1%	$ 673,867,186
	Other Assets and Liabilities	0.9%	5,845,370
	Total Net Assets	100.0%	$ 679,712,556

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $96,934,255, representing 14.3% of net assets.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
48

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 9,506,554	$ 9,506,554	$ —	$ —
Canada	48,876,174	48,876,174	—	—
China	18,228,560	—	18,228,560	—
Denmark	18,343,527	—	18,343,527	—
France	75,016,452	—	75,016,452	—
Germany	49,047,845	—	49,047,845	—
Hong Kong	29,969,617	—	29,969,617	—
India	14,465,572	14,465,572	—	—
Ireland	17,707,698	—	17,707,698	—
Italy	44,942,879	2,056,975	42,885,904	—
Japan	33,732,428	—	33,732,428	—
Netherlands	48,123,025	—	48,123,025	—
South Korea	15,920,560	—	15,920,560	—
Spain	47,843,540	—	47,843,540	—
Sweden	29,755,901	—	29,755,901	—
Switzerland	56,724,415	—	56,724,415	—
Taiwan	63,074,038	—	63,074,038	—
United Kingdom	34,112,264	—	34,112,264	—
Short-Term Investments	18,476,137	—	18,476,137	—
Total	$ 673,867,186	$ 74,905,275	$ 598,961,911	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
49

The Hartford International Opportunities Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7%
	Australia - 1.7%
4,949,179	Goodman Group REIT	$ 81,942,964
	Belgium - 1.9%
953,027	KBC Group N.V.	88,748,706
	Brazil - 1.5%
3,965,455	Localiza Rent a Car S.A.	31,828,752
93,227	StoneCo Ltd. Class A*	3,156,666
1,156,950	XP, Inc. Class A*	37,959,530
		72,944,948
	Canada - 6.5%
1,105,279	Brookfield Asset Management, Inc. Class A	66,731,130
3,224,692	Cenovus Energy, Inc.	38,562,897
60,452	Constellation Software, Inc.	106,239,896
188,944	Nuvei Corp.*(1)	22,752,637
415,295	Ritchie Bros Auctioneers, Inc.	28,385,427
17,194	Shopify, Inc. Class A*	25,218,956
822,579	Suncor Energy, Inc.	21,634,572
		309,525,515
	China - 9.9%
392,588	Alibaba Group Holding Ltd. ADR*	64,753,465
15,286,000	China Longyuan Power Group Corp. Ltd. Class H	35,754,505
4,146,500	China Merchants Bank Co., Ltd. Class H	34,748,244
221,900	China Tourism Group Duty Free Corp. Ltd. Class A	9,293,791
1,614,684	ENN Energy Holdings Ltd.	27,818,546
281,628	Hangzhou Tigermed Consulting Co., Ltd. Class H(1)	5,492,766
4,464,000	Li Ning Co., Ltd.	49,260,492
923,100	Meituan Class B*(1)	31,411,810
1,606,897	Proya Cosmetics Co., Ltd.	50,434,679
3,061,800	Shandong Sinocera Functional Material Co., Ltd. Class A	20,422,076
1,606,857	Tencent Holdings Ltd.	97,744,779
1,449,500	WuXi AppTec Co., Ltd. Class H(1)	30,948,511
2,261,310	Yifeng Pharmacy Chain Co., Ltd. Class A	16,877,050
		474,960,714
	Denmark - 1.4%
166,088	Ascendis Pharma A/S ADR*	25,180,602
74,652	DSV Panalpina A/S	17,350,409
55,835	Genmab A/S*	25,083,955
		67,614,966
	France - 8.1%
2,074,678	AXA S.A.(2)	60,358,574
1,562,138	BNP Paribas S.A.(2)	104,565,161
1,687,416	Bureau Veritas S.A.	53,634,557
216,408	Cie de Saint-Gobain	14,934,864
292,912	Edenred	15,849,821
35,277	Hermes International	56,016,870
95,911	L'Oreal S.A.	43,874,940
219,687	Schneider Electric SE	37,878,009
36,936	Worldline S.A.*(1)	2,153,965
		389,266,761
	Germany - 5.7%
6,688,139	Commerzbank AG*	48,842,669
1,775,389	Infineon Technologies AG	83,143,835
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Germany - 5.7% - (continued)
628,457	Siemens AG	$ 102,175,722
432,392	Zalando SE*(1)	40,852,637
		275,014,863
	Hong Kong - 1.7%
571,200	Hong Kong Exchanges & Clearing Ltd.	34,410,062
2,384,123	Techtronic Industries Co., Ltd.	48,982,405
		83,392,467
	India - 3.5%
1,276,501	HDFC Bank Ltd.	27,041,188
6,203,629	ICICI Bank Ltd.	66,795,130
2,114,659	Reliance Industries Ltd.	71,761,284
		165,597,602
	Ireland - 1.3%
910,227	CRH plc	43,543,151
331,453	Smurfit Kappa Group plc	17,373,637
		60,916,788
	Israel - 1.0%
266,844	CyberArk Software Ltd.*	48,061,273
	Italy - 1.9%
387,490	Ferrari N.V.	91,946,286
	Japan - 13.7%
473,500	Bandai Namco Holdings, Inc.	36,184,180
1,115,400	Dai-ichi Life Holdings, Inc.	23,466,401
373,720	Daikin Industries Ltd.	81,850,192
295,098	Eisai Co., Ltd.	20,909,504
262,900	Hoya Corp.	38,701,106
143,694	Keyence Corp.	86,735,814
12,284,700	Mitsubishi UFJ Financial Group, Inc.	67,363,085
164,700	Oriental Land Co., Ltd.	26,012,666
1,147,970	Recruit Holdings Co., Ltd.	76,361,815
882,200	Sony Corp.	102,155,483
162,525	Sysmex Corp.	20,151,605
2,173,400	T&D Holdings, Inc.	27,875,280
28,600	Tokyo Electron Ltd.	13,328,541
807,600	Unicharm Corp.	32,661,604
		653,757,276
	Luxembourg - 0.8%
1,167,525	ArcelorMittal S.A.	39,485,851
	Netherlands - 5.5%
4,438	Adyen N.V.*(1)	13,390,818
499,659	AerCap Holdings N.V.*	29,499,867
89,397	Argenx SE ADR*	26,994,318
56,146	ASML Holding N.V.	45,641,061
257,392	Koninklijke DSM N.V.	56,234,536
1,156,879	Koninklijke Philips N.V.	54,575,962
1,765,383	Stellantis N.V.	35,244,898
		261,581,460
	Norway - 1.0%
1,785,630	Equinor ASA	45,244,879
	Russia - 0.7%
1,701,300	Sberbank of Russia PJSC ADR	34,119,595

The accompanying notes are an integral part of these financial statements.
50

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Singapore - 1.1%
155,918	Sea Ltd. ADR*	$ 53,568,747
	South Korea - 2.5%
856,117	Coupang, Inc.*	25,478,042
855,120	Samsung Electronics Co., Ltd.	51,198,698
68,490	Samsung SDI Co., Ltd.	43,212,246
		119,888,986
	Spain - 2.5%
1,234,600	Cellnex Telecom S.A.(1)	75,927,505
3,737,459	Iberdrola S.A.	44,133,929
		120,061,434
	Sweden - 0.7%
106,699	Spotify Technology S.A.*	30,878,691
	Switzerland - 5.0%
46,909	Lonza Group AG	38,549,836
434,899	Nestle S.A.	57,366,298
2,107	Partners Group Holding AG	3,680,833
235,067	Roche Holding AG	91,063,536
347,005	TE Connectivity Ltd.	50,662,730
		241,323,233
	Taiwan - 3.1%
456,630	MediaTek, Inc.	15,028,919
6,359,440	Taiwan Semiconductor Manufacturing Co., Ltd.	134,949,160
		149,978,079
	Thailand - 0.9%
9,813,914	Kasikornbank PCL	41,405,800
	United Kingdom - 12.1%
835,967	Allfunds Group plc*	16,898,081
2,185,531	Anglo American plc	83,144,206
827,725	AstraZeneca plc	103,549,477
1,197,947	Diageo plc	59,599,886
2,037,900	Intermediate Capital Group plc	61,126,728
129,848	London Stock Exchange Group plc	12,639,891
2,371,221	Prudential plc	48,391,766
876,974	Rio Tinto plc	54,680,613
4,441,281	Royal Dutch Shell plc Class A	102,331,735
2,148,191	Segro plc REIT	37,968,296
		580,330,679
	Total Common Stocks (cost $3,664,693,869)	$ 4,581,558,563
EXCHANGE-TRADED FUNDS - 1.9%
	Other Investment Pools & Funds - 1.9%
1,635,042	iShares MSCI ACWI ex U.S. ETF	$ 93,311,847
	Total Exchange-Traded Funds (cost $91,607,785)	$ 93,311,847
	Total Long-Term Investments (cost $3,756,301,654)	$ 4,674,870,410
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.9%
88,806,320	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $ 88,806,394; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $ 90,582,492		$ 88,806,320
	Total Short-Term Investments (cost $88,806,320)		$ 88,806,320
	Total Investments (cost $3,845,107,974)	99.5%	$ 4,763,676,730
	Other Assets and Liabilities	0.5%	25,414,958
	Total Net Assets	100.0%	$ 4,789,091,688
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $222,930,649, representing 4.7% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
51

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 81,942,964	$ —	$ 81,942,964	$ —
Belgium	88,748,706	—	88,748,706	—
Brazil	72,944,948	72,944,948	—	—
Canada	309,525,515	309,525,515	—	—
China	474,960,714	64,753,465	410,207,249	—
Denmark	67,614,966	25,180,602	42,434,364	—
France	389,266,761	—	389,266,761	—
Germany	275,014,863	—	275,014,863	—
Hong Kong	83,392,467	—	83,392,467	—
India	165,597,602	—	165,597,602	—
Ireland	60,916,788	—	60,916,788	—
Israel	48,061,273	48,061,273	—	—
Italy	91,946,286	—	91,946,286	—
Japan	653,757,276	—	653,757,276	—
Luxembourg	39,485,851	—	39,485,851	—
Netherlands	261,581,460	56,494,185	205,087,275	—
Norway	45,244,879	—	45,244,879	—
Russia	34,119,595	—	34,119,595	—
Singapore	53,568,747	53,568,747	—	—
South Korea	119,888,986	25,478,042	94,410,944	—
Spain	120,061,434	44,133,929	75,927,505	—
Sweden	30,878,691	30,878,691	—	—
Switzerland	241,323,233	50,662,730	190,660,503	—
Taiwan	149,978,079	—	149,978,079	—
Thailand	41,405,800	41,405,800	—	—
United Kingdom	580,330,679	16,898,081	563,432,598	—
Exchange-Traded Funds	93,311,847	93,311,847	—	—
Short-Term Investments	88,806,320	—	88,806,320	—
Total	$ 4,763,676,730	$ 933,297,855	$ 3,830,378,875	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
52

The Hartford International Value Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5%
	Argentina - 0.1%
491,010	YPF S.A. ADR*	$ 2,062,242
	Australia - 0.5%
1,657,448	Austal Ltd.	2,355,713
2,587,916	OceanaGold Corp.*	4,830,386
3,444,849	Resolute Mining Ltd.*	1,082,620
1,447,961	Western Areas Ltd.	3,467,079
		11,735,798
	Austria - 0.6%
253,628	Erste Group Bank AG	10,877,016
261,298	Zumtobel Group AG	2,688,338
		13,565,354
	Belgium - 0.8%
245,379	Ageas S.A.	11,937,121
717,929	AGFA-Gevaert N.V.*	3,120,521
322,625	bpost S.A.*	2,764,036
		17,821,678
	Brazil - 0.9%
2,424,759	Caixa Seguridade Participacoes S/A*	3,759,283
1,479,645	Cia de Saneamento Basico do Estado de Sao Paulo	9,228,446
826,154	Telefonica Brasil S.A.	6,663,335
		19,651,064
	Canada - 2.5%
560,381	ARC Resources Ltd.	5,374,695
575,512	Barrick Gold Corp.	10,560,664
430,504	Cameco Corp.	10,459,967
738,951	Centerra Gold, Inc.	5,540,939
452,079	Eldorado Gold Corp.*	4,050,628
1,010,026	Kinross Gold Corp.	6,070,256
180,034	Tourmaline Oil Corp.	6,506,885
1,879,188	Trican Well Service Ltd.*	5,268,893
		53,832,927
	Chile - 0.3%
469,184	Embotelladora Andina S.A. ADR	5,756,888
	China - 1.2%
15,823,036	China BlueChemical Ltd. Class H	5,290,916
85,688,733	China Reinsurance Group Corp. Class H	8,910,989
13,582,493	Dongfeng Motor Group Co., Ltd. Class H	12,650,150
		26,852,055
	Denmark - 0.4%
303,450	D/S Norden A/S	7,323,354
26,442	Drilling Co.*	947,823
		8,271,177
	Finland - 0.9%
3,576,347	Nokia Oyj*	20,526,460
	France - 12.7%
895,427	AXA S.A.	26,050,643
432,025	BNP Paribas S.A.	28,918,549
408,249	Cie de Saint-Gobain	28,174,297
211,608	Criteo S.A. ADR*	6,991,528
81,381	Dassault Aviation S.A.	8,504,627
1,742,674	Engie S.A.	24,789,794
166,090	Imerys S.A.	7,199,226
451,185	Metropole Television S.A.	9,941,120
1,255,758	Orange S.A.(1)	13,693,977
345,699	Quadient S.A.	8,264,579
238,146	Renault S.A.*	8,581,371
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5% - (continued)
	France - 12.7% - (continued)
428,982	Rexel S.A.	$ 8,526,530
338,896	SCOR SE	11,408,977
595,024	Societe Generale S.A.	19,876,136
17,013	Sopra Steria Group	3,345,057
1,184,183	Television Francaise	12,677,690
878,696	TotalEnergies SE	44,000,658
146,640	Vicat S.A.	6,258,408
		277,203,167
	Germany - 2.9%
1,198,697	CECONOMY AG*	5,848,371
107,574	Continental AG*	12,647,626
236,737	Daimler AG	23,499,087
425,014	Fresenius SE & Co. KGaA	19,318,478
246,822	Metro AG	3,120,109
		64,433,671
	Greece - 0.2%
206,182	Hellenic Telecommunications Organization S.A.	3,660,517
	Hong Kong - 1.8%
2,099,712	CK Asset Holdings Ltd.	12,970,035
1,412,740	Dah Sing Financial Holdings Ltd.	4,379,156
1,760,786	G-Resources Group Ltd.*	665,344
20,772,656	Pacific Basin Shipping Ltd.	9,586,715
7,171,023	PAX Global Technology Ltd.	4,969,327
2,901,803	Yue Yuen Industrial Holdings Ltd.*	6,159,689
		38,730,266
	Hungary - 0.3%
4,194,166	Magyar Telekom Telecommunications plc	5,780,392
	India - 0.9%
2,051,532	Canara Bank*	5,898,324
4,356,220	Oil & Natural Gas Corp. Ltd.	8,668,597
1,160,691	Zee Entertainment Enterprises Ltd.	4,677,298
		19,244,219
	Indonesia - 0.7%
25,916,830	Bank Mandiri Persero Tbk PT	13,102,817
12,195,512	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,201,351
		14,304,168
	Ireland - 1.2%
4,700,887	AIB Group plc*	12,722,841
2,094,847	Bank of Ireland Group plc*	12,479,394
		25,202,235
	Italy - 3.6%
862,551	Assicurazioni Generali S.p.A.	18,782,213
3,533,155	BPER Banca	7,746,677
1,791,922	Eni S.p.A.	25,682,615
1,993,617	Saipem S.p.A.*(1)	4,367,964
1,728,666	UniCredit S.p.A.	22,851,997
		79,431,466
	Japan - 28.0%
268,320	Aeon Delight Co., Ltd.	8,240,619
562,820	Alfresa Holdings Corp.	7,934,058
708,760	Alps Electric Co., Ltd.	6,925,335
45,263	Benesse Holdings, Inc.	1,035,535
774,090	Chiyoda Corp.*	2,829,677
135,787	Chubu Steel Plate Co., Ltd.	979,311
1,988,767	Citizen Watch Co., Ltd.	8,673,132
135,408	CMIC Holdings Co., Ltd.	1,763,392
349,354	Cosel Co., Ltd.	2,844,514

The accompanying notes are an integral part of these financial statements.
53

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5% - (continued)
	Japan - 28.0% - (continued)
761,883	Dai-ichi Life Holdings, Inc.	$ 16,028,915
559,133	DeNA Co., Ltd.	10,328,403
90,310	Eisai Co., Ltd.	6,399,018
34,826	Enplas Corp.	923,560
320,309	Exedy Corp.	4,771,249
373,284	Fuji Media Holdings, Inc.	3,869,271
78,674	Gendai Agency, Inc.	234,704
1,069,010	Gree, Inc.	9,015,875
1,408,236	Hino Motors Ltd.	13,321,462
267,232	Hisaka Works Ltd.	1,982,795
1,035,554	Honda Motor Co., Ltd.	30,629,474
399,476	Ichiyoshi Securities Co., Ltd.	2,279,501
1,602,097	Inpex Corp.	13,360,399
1,290,158	Isuzu Motors Ltd.	17,356,236
611,040	Japan Airlines Co., Ltd.*	13,150,438
278,199	Japan Petroleum Exploration Co., Ltd.	5,062,579
235,868	Japan Steel Works Ltd.	6,929,156
1,295,317	JGC Holdings Corp.	12,172,493
433,150	Kamigumi Co., Ltd.	8,721,454
216,980	Kissei Pharmaceutical Co., Ltd.	4,340,316
451,681	Kyoei Steel Ltd.	5,573,259
393,120	Maruichi Steel Tube Ltd.	8,932,369
365,693	Maxell Holdings Ltd.	4,400,478
193,623	Miraial Co., Ltd.	2,684,971
949,811	Mitsubishi Estate Co., Ltd.	14,434,263
196,249	Mitsubishi Heavy Industries Ltd.	5,018,648
1,084,163	Mitsubishi Motors Corp.*(1)	3,469,887
4,460,307	Mitsubishi UFJ Financial Group, Inc.	24,458,069
506,567	Nakayama Steel Works Ltd.	1,924,173
194,683	Neturen Co., Ltd.	1,040,348
266,558	Nichicon Corp.	2,522,564
755,080	Nikon Corp.	8,325,325
328,185	Nippon Chemi-Con Corp.*	6,167,331
707,045	Nippon Television Holdings, Inc.	7,617,452
2,382,224	Nissan Motor Co., Ltd.*	12,125,184
762,856	NOK Corp.	8,855,049
1,140,700	Nomura Holdings, Inc.	5,432,601
115,799	OKUMA Corp.	5,517,659
638,630	Ono Pharmaceutical Co., Ltd.	13,399,559
154,842	Pacific Metals Co., Ltd.	2,806,651
152,600	Paramount Bed Holdings Co., Ltd.	2,847,378
4,181,813	Resona Holdings, Inc.	15,709,394
185,391	Sanyo Shokai Ltd.*	1,471,648
51,880	Shibaura Machine Co., Ltd.	1,209,376
126,515	Shimamura Co., Ltd.	10,712,325
548,060	Subaru Corp.	10,750,080
803,990	Sumitomo Electric Industries Ltd.	10,671,249
350,980	Sumitomo Heavy Industries Ltd.	9,036,152
619,156	Sumitomo Mitsui Financial Group, Inc.	20,091,385
455,241	Sumitomo Mitsui Trust Holdings, Inc.	14,974,622
331,679	Sumitomo Riko Co., Ltd.	2,160,701
1,455,005	T&D Holdings, Inc.	18,661,393
300,713	Tachi-S Co., Ltd.	3,642,093
442,260	Taiheiyo Cement Corp.	9,396,365
625,076	Takeda Pharmaceutical Co., Ltd.	17,543,265
75,710	Tamron Co., Ltd.	1,779,734
569,326	THK Co., Ltd.	12,242,576
947,151	Tochigi Bank Ltd.	1,471,695
559,151	Tokai Rika Co., Ltd.	7,826,816
97,979	Tokyo Seimitsu Co., Ltd.	3,989,316
789,402	Tokyo Steel Manufacturing Co., Ltd.	8,784,267
513,908	Toppan Forms Co., Ltd.	4,940,632
410,940	Toppan, Inc.	6,633,444
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5% - (continued)
	Japan - 28.0% - (continued)
302,033	Toyota Boshoku Corp.	$ 5,807,202
485,640	TS Tech Co., Ltd.	6,497,881
463,279	TV Asahi Holdings Corp.	7,030,320
464,806	Unipres Corp.	3,792,212
546,534	Ushio, Inc.	9,777,702
474,166	Xebio Holdings Co., Ltd.	4,406,562
219,441	Yamato Kogyo Co., Ltd.	7,357,921
144,400	Yodogawa Steel Works Ltd.	3,155,178
		611,179,595
	Luxembourg - 0.6%
219,039	RTL Group S.A.	12,651,311
	Malaysia - 0.5%
7,859,407	CIMB Group Holdings Bhd	9,916,476
	Mexico - 0.5%
677,830	America Movil S.A.B. de C.V. Class L ADR	12,051,817
	Netherlands - 4.5%
1,018,720	ABN Amro Bank N.V.*(2)	14,983,037
457,109	Fugro N.V.*	3,874,237
1,456,439	ING Groep N.V.	22,092,580
1,504,588	PostNL N.V.	6,530,092
2,244,699	Royal Dutch Shell plc Class B	51,512,973
		98,992,919
	Norway - 0.3%
964,442	Norsk Hydro ASA	7,084,276
	Russia - 1.9%
1,586,398	Gazprom PJSC ADR	15,567,108
40,792	Lukoil PJSC ADR	4,157,963
309,892	Sberbank of Russia PJSC ADR	6,214,888
1,743,781	Surgutneftegas PJSC ADR	8,329,322
3,895,466	VEON Ltd. ADR*	8,219,433
		42,488,714
	South Africa - 1.7%
256,426	Astral Foods Ltd.	2,971,352
646,956	Gold Fields Ltd.	6,011,664
1,225,068	Harmony Gold Mining Co., Ltd. ADR(1)	4,434,746
65,640	Impala Platinum Holdings Ltd.	849,536
945,576	MTN Group Ltd.*	8,479,101
4,814,749	Nampak Ltd.*	1,219,384
11,539,255	Old Mutual Ltd.	11,777,217
766,976	Raubex Group Ltd.	1,639,395
		37,382,395
	South Korea - 3.7%
133,611	Coway Co., Ltd.	9,059,490
1,006,103	DGB Financial Group, Inc.	8,914,902
181,427	Hankook Tire & Technology Co., Ltd.	6,428,203
402,528	KB Financial Group, Inc.	19,483,919
585,642	KT Corp.	15,290,510
533,361	Shinhan Financial Group Co., Ltd.	17,412,592
726,643	Tongyang Life Insurance Co., Ltd.	4,251,608
		80,841,224
	Spain - 1.5%
5,858,127	CaixaBank S.A.	16,840,148
2,443,292	Prosegur Cia de Seguridad S.A.	6,933,349
7,628,443	Unicaja Banco S.A.(2)	8,162,182
		31,935,679
	Switzerland - 5.1%
401,709	Adecco Group AG	20,238,112
377,569	GAM Holding AG*	608,251

The accompanying notes are an integral part of these financial statements.
54

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5% - (continued)
	Switzerland - 5.1% - (continued)
87,066	Implenia AG*	$ 1,776,314
91,023	Julius Baer Group Ltd.	6,583,883
462,300	LafargeHolcim Ltd.	23,060,707
287,316	Novartis AG	23,764,683
2,010,447	UBS Group AG	36,595,519
		112,627,469
	Taiwan - 1.6%
1,650,733	Catcher Technology Co., Ltd.	9,571,624
3,326,210	Foxconn Technology Co., Ltd.	8,258,683
2,928,679	Hon Hai Precision Industry Co., Ltd.	11,305,691
15,209,721	Shin Kong Financial Holding Co., Ltd.	5,360,460
		34,496,458
	Thailand - 0.7%
2,366,126	Kasikornbank PCL	9,982,902
1,358,923	Kasikornbank PCL NVDR	5,793,261
		15,776,163
	Turkey - 1.4%
2,624,403	Anadolu Efes Biracilik Ve Malt Sanayii AS	6,060,094
794,485	Coca-Cola Icecek AS	7,018,388
9,064,494	Turk Telekomunikasyon AS	7,099,609
3,675,048	Turkcell Iletisim Hizmetleri AS(1)	5,844,756
2,728,420	Ulker Biskuvi Sanayi AS	5,727,014
		31,749,861
	United Kingdom - 10.7%
522,791	Anglo American plc	19,888,550
2,032,175	Babcock International Group plc*	8,874,895
2,746,677	BAE Systems plc	20,710,388
8,058,236	BP plc	38,606,207
1,217,274	British Land Co. plc REIT	8,219,002
5,935,858	BT Group plc*	11,277,115
5,326,747	Centrica plc*	4,397,158
251,909	Endeavour Mining plc	6,399,498
248,562	Go-Ahead Group plc*	2,670,332
5,029,417	Hays plc	11,397,917
3,611,628	J Sainsbury plc	14,792,718
1,858,382	Kingfisher plc	8,529,213
834,116	Land Securities Group plc REIT	7,836,084
2,241,516	Marks & Spencer Group plc*	5,634,601
971,000	Pagegroup plc	8,823,649
1,543,333	Provident Financial plc*	7,796,854
2,447,863	SIG plc*	1,740,338
2,499,294	Standard Chartered plc	16,902,725
648,267	SThree plc	5,225,527
1,651,724	WPP plc	23,875,292
		233,598,063
	United States - 0.3%
199,571	Ovintiv, Inc.	7,487,138
	Total Common Stocks (cost $1,872,586,892)	$ 2,088,325,302
CLOSED END FUNDS - 0.3%
	Canada - 0.3%
535,619	Sprott Physical Uranium Trust *(1)	$ 5,955,169
	Total Closed End Funds (cost $3,779,175)	$ 5,955,169
	Total Long-Term Investments (cost $1,876,366,067)	$ 2,094,280,471
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.2%
	Repurchase Agreements - 3.0%
65,027,238	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.01%, due on 11/01/2021 with a maturity value of $65,027,292; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $66,327,875		$ 65,027,238
	Securities Lending Collateral - 0.2%
24,421	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		24,421
3,749,110	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		3,749,110
269,158	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		269,158
			4,042,689
	Total Short-Term Investments (cost $69,069,927)		$ 69,069,927
	Total Investments (cost $1,945,435,994)	99.0%	$ 2,163,350,398
	Other Assets and Liabilities	1.0%	22,914,801
	Total Net Assets	100.0%	$ 2,186,265,199
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $23,145,219, representing 1.1% of net assets.
(3)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
55

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	299	12/17/2021	$ 34,977,020	$ 437,291
Total futures contracts				$ 437,291
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$ 2,062,242	$ 2,062,242	$ —	$ —
Australia	11,735,798	4,830,386	6,905,412	—
Austria	13,565,354	2,688,338	10,877,016	—
Belgium	17,821,678	3,120,521	14,701,157	—
Brazil	19,651,064	19,651,064	—	—
Canada	53,832,927	53,832,927	—	—
Chile	5,756,888	5,756,888	—	—
China	26,852,055	—	26,852,055	—
Denmark	8,271,177	7,323,354	947,823	—
Finland	20,526,460	—	20,526,460	—
France	277,203,167	16,932,648	260,270,519	—
Germany	64,433,671	—	64,433,671	—
Greece	3,660,517	—	3,660,517	—
Hong Kong	38,730,266	665,344	38,064,922	—
Hungary	5,780,392	5,780,392	—	—
India	19,244,219	—	19,244,219	—
Indonesia	14,304,168	—	14,304,168	—
Ireland	25,202,235	—	25,202,235	—
Italy	79,431,466	—	79,431,466	—
Japan	611,179,595	979,311	610,200,284	—
Luxembourg	12,651,311	—	12,651,311	—
Malaysia	9,916,476	—	9,916,476	—
Mexico	12,051,817	12,051,817	—	—
Netherlands	98,992,919	—	98,992,919	—
Norway	7,084,276	—	7,084,276	—
Russia	42,488,714	8,219,433	34,269,281	—
South Africa	37,382,395	20,822,710	16,559,685	—
South Korea	80,841,224	—	80,841,224	—
Spain	31,935,679	—	31,935,679	—
Switzerland	112,627,469	2,384,565	110,242,904	—
Taiwan	34,496,458	—	34,496,458	—
Thailand	15,776,163	9,982,902	5,793,261	—
Turkey	31,749,861	24,731,473	7,018,388	—
United Kingdom	233,598,063	24,859,344	208,738,719	—
United States	7,487,138	7,487,138	—	—
Closed End Funds	5,955,169	5,955,169	—	—
Short-Term Investments	69,069,927	4,042,689	65,027,238	—
Futures Contracts(2)	437,291	437,291	—	—
Total	$ 2,163,787,689	$ 244,597,946	$ 1,919,189,743	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
56

Hartford International/Global Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
UBS	UBS AG
Index Abbreviations:
EAFE	Europe, Australasia and Far East
S&P	Standard & Poor's
SPI	Share Price Index
Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
Bhd	Berhad
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
Tbk	Terbuka
57

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities
October 31, 2021

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Assets:
Investments in securities, at market value(1)	$ 149,938,487	$ 492,178,793	$ 135,899,751	$ 884,011,308
Repurchase agreements	2,624,278	5,672,719	5,763,539	19,709,787
Cash	1,022,800	1,432,979	2,240,461	4,990,067
Cash collateral held for securities on loan	25,680	145,826	26,980	308,340
Foreign currency	40,133	2,369,287	231	396,954
Receivables:
From affiliates	26,340	36,681	7,933	—
Investment securities sold	533,875	17,241,757	349,943	484,107
Fund shares sold	476,939	359,111	434,138	472,327
Dividends and interest	98,555	485,184	52,880	1,714,869
Securities lending income	361	15,493	62	4,222
Variation margin on futures contracts	—	299,127	—	1,541,074
Tax reclaims	110,009	7,639	101,616	1,534,553
Other assets	43,969	49,665	35,828	52,121
Total assets	154,941,426	520,294,261	144,913,362	915,219,729
Liabilities:
Obligation to return securities lending collateral	513,591	2,916,519	539,597	6,166,792
Payables:
Investment securities purchased	583,810	14,735,694	3,495,180	502,839
Fund shares redeemed	43,872	99,298	106,167	899,616
Investment management fees	77,145	383,504	70,593	354,416
Transfer agent fees	14,797	74,384	30,422	199,577
Accounting services fees	4,846	16,518	4,237	26,514
Board of Directors' fees	278	1,527	301	2,930
Foreign taxes	—	2,048,717	20,168	392,182
Distribution fees	1,834	1,996	3,271	34,751
Accrued expenses	47,969	176,658	43,288	141,810
Total liabilities	1,288,142	20,454,815	4,313,224	8,721,427
Net assets	$ 153,653,284	$ 499,839,446	$ 140,600,138	$ 906,498,302
Summary of Net Assets:
Capital stock and paid-in-capital	$ 115,055,177	$ 433,253,127	$ 121,761,039	$ 748,197,868
Distributable earnings (loss)	38,598,107	66,586,319	18,839,099	158,300,434
Net assets	$ 153,653,284	$ 499,839,446	$ 140,600,138	$ 906,498,302
Shares authorized	175,000,000	660,000,000	225,000,000	560,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 18.26	$ 10.88	$ 17.43	$ 12.86
Maximum offering price per share	19.32	11.51	18.44	13.61
Shares outstanding	2,018,299	3,734,798	3,332,015	50,094,757
Net Assets	$ 36,849,358	$ 40,629,058	$ 58,064,841	$ 644,434,807
Class C: Net asset value per share	$ 17.92	$ 10.66	$ 16.95	$ 12.65
Shares outstanding	119,792	190,236	160,166	1,402,379
Net Assets	$ 2,146,478	$ 2,028,519	$ 2,715,122	$ 17,733,255
Class I: Net asset value per share	$ 18.00	$ 10.87	$ 17.40	$ 13.04
Shares outstanding	1,111,201	3,505,658	2,513,011	5,137,540
Net Assets	$ 20,001,292	$ 38,104,319	$ 43,722,956	$ 67,018,971
Class R3: Net asset value per share	$ 17.97	$ 10.83	$ 17.12	$ 12.76
Shares outstanding	13,653	36,983	429,751	1,096,817
Net Assets	$ 245,380	$ 400,414	$ 7,358,762	$ 14,000,852
Class R4: Net asset value per share	$ 17.96	$ 11.09	$ 17.39	$ 12.89
Shares outstanding	18,758	33,087	57,227	395,426
Net Assets	$ 336,937	$ 366,800	$ 995,377	$ 5,096,684
Class R5: Net asset value per share	$ 17.88	$ 10.78	$ 17.26	$ 11.32
Shares outstanding	10,897	4,812	26,077	999,002
Net Assets	$ 194,877	$ 51,889	$ 450,132	$ 11,309,401
The accompanying notes are an integral part of these financial statements.
58

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Class R6: Net asset value per share	$ 17.82	$ 10.88	$ 17.28	$ 13.11
Shares outstanding	17,139	10,422	530,405	3,730,661
Net Assets	$ 305,421	$ 113,355	$ 9,164,202	$ 48,911,396
Class Y: Net asset value per share	$ 18.27	$ 10.85	$ 17.30	$ 13.05
Shares outstanding	548,171	27,925,080	308,411	991,152
Net Assets	$ 10,014,458	$ 302,968,372	$ 5,336,288	$ 12,934,713
Class F: Net asset value per share	$ 18.48	$ 10.81	$ 17.40	$ 13.12
Shares outstanding	4,522,754	10,653,408	735,334	6,484,819
Net Assets	$ 83,559,083	$ 115,176,720	$ 12,792,458	$ 85,058,223
Cost of investments	$ 121,556,035	$ 428,765,113	$ 107,280,262	$ 754,128,780
Cost of foreign currency	$ 39,797	$ 2,369,214	$ 230	$ 396,194
(1) Includes Investment in securities on loan, at market value	$ 492,608	$ 3,583,530	$ 537,135	$ 7,246,411
The accompanying notes are an integral part of these financial statements.
59

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Assets:
Investments in securities, at market value(1)	$ 655,391,049	$ 4,674,870,410	$ 2,098,323,160
Repurchase agreements	18,476,137	88,806,320	65,027,238
Cash	4,362,803	22,343,699	16,361,145
Cash collateral held for securities on loan	—	—	212,773
Foreign currency	438	—	112,237
Receivables:
From affiliates	30,549	—	—
Investment securities sold	1,193,622	34,860,701	59,461
Fund shares sold	943,645	6,904,389	5,906,601
Dividends and interest	389,962	3,410,938	8,182,845
Securities lending income	—	1,977	29,262
Variation margin on futures contracts	—	—	1,226,487
Tax reclaims	718,257	4,655,902	1,746,054
Other assets	51,143	97,363	125,112
Total assets	681,557,605	4,835,951,699	2,197,312,375
Liabilities:
Due to custodian - foreign currency	—	38,683	—
Obligation to return securities lending collateral	—	—	4,255,462
Payables:
Investment securities purchased	759,689	34,800,085	3,224,169
Fund shares redeemed	386,488	4,160,220	1,337,013
Investment management fees	435,408	2,596,939	1,449,130
Transfer agent fees	145,420	512,202	245,115
Accounting services fees	21,389	110,302	51,839
Board of Directors' fees	2,024	13,073	5,098
Foreign taxes	—	4,386,635	320,296
Distribution fees	7,740	35,316	3,853
Accrued expenses	86,891	206,556	155,201
Total liabilities	1,845,049	46,860,011	11,047,176
Net assets	$ 679,712,556	$ 4,789,091,688	$ 2,186,265,199
Summary of Net Assets:
Capital stock and paid-in-capital	$ 499,472,691	$ 3,446,007,986	$ 2,324,441,313
Distributable earnings (loss)	180,239,865	1,343,083,702	(138,176,114)
Net assets	$ 679,712,556	$ 4,789,091,688	$ 2,186,265,199
Shares authorized	485,000,000	825,000,000	780,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 19.44	$ 21.23	$ 16.64
Maximum offering price per share	20.57	22.47	17.61
Shares outstanding	8,598,789	26,540,206	3,488,004
Net Assets	$ 167,200,702	$ 563,576,768	$ 58,054,742
Class C: Net asset value per share	$ 17.47	$ 18.33	$ 16.36
Shares outstanding	294,927	1,520,146	470,351
Net Assets	$ 5,152,921	$ 27,867,727	$ 7,693,274
Class I: Net asset value per share	$ 19.31	$ 21.13	$ 16.72
Shares outstanding	12,825,844	27,437,434	81,979,063
Net Assets	$ 247,619,852	$ 579,815,042	$ 1,370,818,531
Class R3: Net asset value per share	$ 19.66	$ 21.59	$ 16.65
Shares outstanding	41,090	1,680,830	42,267
Net Assets	$ 807,671	$ 36,292,679	$ 703,886
Class R4: Net asset value per share	$ 20.08	$ 22.02	$ 16.59
Shares outstanding	138,613	5,014,267	245,950
Net Assets	$ 2,783,338	$ 110,423,543	$ 4,080,891
Class R5: Net asset value per share	$ 20.26	$ 22.25	$ 16.78
Shares outstanding	1,842,440	16,104,283	2,215,120
Net Assets	$ 37,333,894	$ 358,243,533	$ 37,167,676
The accompanying notes are an integral part of these financial statements.
60

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Class R6: Net asset value per share	$ 20.38	$ 22.39	$ 17.14
Shares outstanding	410,440	46,324,279	1,804,480
Net Assets	$ 8,366,526	$ 1,037,195,110	$ 30,932,705
Class Y: Net asset value per share	$ 20.32	$ 22.38	$ 17.13
Shares outstanding	744,125	58,067,206	25,598,602
Net Assets	$ 15,124,109	$ 1,299,602,936	$ 438,441,631
Class F: Net asset value per share	$ 19.35	$ 21.15	$ 16.74
Shares outstanding	10,095,846	36,701,046	14,240,414
Net Assets	$ 195,323,543	$ 776,074,350	$ 238,371,863
Cost of investments	$ 497,308,098	$ 3,845,107,974	$ 1,945,435,994
Cost of foreign currency	$ 438	$ (38,621)	$ 112,188
(1) Includes Investment in securities on loan, at market value	$ —	$ 15,371,182	$ 3,789,943
The accompanying notes are an integral part of these financial statements.
61

Hartford International/Global Equity Funds
 Statements of Operations
For the Year Ended October 31, 2021

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Investment Income:
Dividends	$ 1,864,993	$ 16,484,859	$ 1,663,062	$ 22,471,444
Interest	1,242	3,425	2,008	4,658
Securities lending	5,030	75,044	15,435	110,088
Less: Foreign tax withheld	(128,062)	(1,785,236)	(182,834)	(2,340,420)
Total investment income, net	1,743,203	14,778,092	1,497,671	20,245,770
Expenses:
Investment management fees	707,222	4,320,997	711,847	4,263,839
Transfer agent fees
Class A	34,477	74,337	122,705	1,110,613
Class C	2,962	5,355	6,224	46,678
Class I	19,111	37,211	36,796	61,575
Class R3	443	902	13,468	30,203
Class R4	534	646	1,631	11,786
Class R5	214	442	491	11,851
Class R6	8	20	235	1,890
Class Y	7,671	320,055	1,361	14,688
Class F	354	328	252	1,591
Distribution fees
Class A	62,129	106,130	131,393	1,648,426
Class C	13,068	21,431	24,949	231,199
Class R3	1,007	2,050	32,500	69,695
Class R4	786	951	2,657	17,332
Custodian fees	20,213	176,027	14,765	87,027
Registration and filing fees	134,091	126,918	126,051	120,629
Accounting services fees	20,083	82,480	19,731	148,104
Board of Directors' fees	3,109	12,753	3,003	23,804
Audit and tax fees	38,168	82,765	56,845	67,709
Other expenses	31,177	84,968	27,386	133,608
Total expenses (before waivers, reimbursements and fees paid indirectly)	1,096,827	5,456,766	1,334,290	8,102,247
Expense waivers	(135,373)	(131,139)	(132,098)	—
Distribution fee reimbursements	(1,804)	(275)	(5,358)	(32,458)
Commission recapture	(74)	—	(487)	(1,883)
Total waivers, reimbursements and fees paid indirectly	(137,251)	(131,414)	(137,943)	(34,341)
Total expenses	959,576	5,325,352	1,196,347	8,067,906
Net Investment Income (Loss)	783,627	9,452,740	301,324	12,177,864
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	7,015,355	46,190,734	11,568,178	61,238,283
Less: Foreign taxes paid on realized capital gains	—	(840,298)	—	(142,815)
Futures contracts	—	763,685	—	3,754,712
Other foreign currency transactions	(1,171)	(316,719)	(20,918)	(276,147)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	7,014,184	45,797,402	11,547,260	64,574,033
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	21,457,189	27,022,941	19,735,205	132,917,616
Futures contracts	—	(212,722)	—	(47,726)
Translation of other assets and liabilities in foreign currencies	(2,456)	(17,911)	2,240	(40,945)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	21,454,733	26,792,308	19,737,445	132,828,945
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	28,468,917	72,589,710	31,284,705	197,402,978
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 29,252,544	$ 82,042,450	$ 31,586,029	$ 209,580,842
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (2,047,167)	$ (20,168)	$ (392,182)
The accompanying notes are an integral part of these financial statements.
62

Hartford International/Global Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Investment Income:
Dividends	$ 8,922,237	$ 84,789,111	$ 60,457,140
Interest	3,809	22,263	21,472
Securities lending	45,175	589,221	494,647
Less: Foreign tax withheld	(987,814)	(7,271,545)	(6,519,862)
Total investment income, net	7,983,407	78,129,050	54,453,397
Expenses:
Investment management fees	5,000,180	29,351,547	13,934,000
Transfer agent fees
Class A	284,518	769,694	59,422
Class C	14,421	48,191	9,858
Class I	466,865	418,199	1,145,648
Class R3	1,986	86,441	1,507
Class R4	4,501	189,352	6,329
Class R5	39,224	373,303	34,403
Class R6	294	29,169	500
Class Y	16,577	1,302,637	245,664
Class F	2,041	7,449	951
Distribution fees
Class A	415,292	1,357,731	110,980
Class C	57,744	298,589	75,747
Class R3	4,520	196,640	3,428
Class R4	6,691	290,860	9,324
Custodian fees	51,672	124,179	123,620
Registration and filing fees	173,317	179,018	208,937
Accounting services fees	110,253	653,031	263,093
Board of Directors' fees	18,138	117,280	45,615
Audit and tax fees	33,771	32,945	52,274
Other expenses	156,677	391,407	183,726
Total expenses (before waivers, reimbursements and fees paid indirectly)	6,858,682	36,217,662	16,515,026
Expense waivers	(93,359)	—	—
Transfer agent fee waivers	—	(418,816)	(30,976)
Distribution fee reimbursements	(5,100)	(13,903)	(382)
Commission recapture	(5,004)	(21,067)	(1,903)
Total waivers, reimbursements and fees paid indirectly	(103,463)	(453,786)	(33,261)
Total expenses	6,755,219	35,763,876	16,481,765
Net Investment Income (Loss)	1,228,188	42,365,174	37,971,632
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	4,103,830	817,083,173	84,911,245
Less: Foreign taxes paid on realized capital gains	—	(346,083)	—
Futures contracts	—	—	7,852,388
Foreign currency contracts	—	—	(399,577)
Other foreign currency transactions	(35,166)	(1,594,163)	(526,809)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,068,664	815,142,927	91,837,247
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	128,654,495	186,419,782	421,054,571
Futures contracts	—	—	487,382
Translation of other assets and liabilities in foreign currencies	(11,398)	(164,545)	(140,701)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	128,643,097	186,255,237	421,401,252
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	132,711,761	1,001,398,164	513,238,499
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 133,939,949	$ 1,043,763,338	$ 551,210,131
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (4,386,635)	$ (320,296)
The accompanying notes are an integral part of these financial statements.
63

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets
For the Year Ended October 31, 2021

	Hartford Climate Opportunities Fund		Hartford Emerging Markets Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 783,627	$ 395,048	$ 9,452,740	$ 5,178,680
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	7,014,184	593,517	45,797,402	(19,765,512)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	21,454,733	8,324,588	26,792,308	30,885,392
Net Increase (Decrease) in Net Assets Resulting from Operations	29,252,544	9,313,153	82,042,450	16,298,560
Distributions to Shareholders:
Class A	(145,874)	(119,368)	(357,708)	(930,952)
Class C	(4,889)	(8,961)	(3,128)	(30,884)
Class I	(70,488)	(68,860)	(339,224)	(551,883)
Class R3	(1,589)	(6,294)	(2,122)	(8,081)
Class R4	(3,274)	(5,823)	(3,221)	(2,567)
Class R5	(2,495)	(5,744)	(10,847)	(16,899)
Class R6	(2,724)	(6,463)	(16,072)	(25,806)
Class Y	(37,648)	(26,904)	(3,485,488)	(5,358,106)
Class F	(791,120)	(749,220)	(1,212,609)	(781,456)
Total distributions	(1,060,101)	(997,637)	(5,430,419)	(7,706,634)
Capital Share Transactions:
Sold	87,432,360	31,639,136	140,044,654	130,581,792
Issued on reinvestment of distributions	986,448	915,805	4,185,192	7,403,318
Redeemed	(19,183,630)	(4,714,571)	(90,258,960)	(87,080,919)
Net increase (decrease) from capital share transactions	69,235,178	27,840,370	53,970,886	50,904,191
Net Increase (Decrease) in Net Assets	97,427,621	36,155,886	130,582,917	59,496,117
Net Assets:
Beginning of period	56,225,663	20,069,777	369,256,529	309,760,412
End of period	$ 153,653,284	$ 56,225,663	$ 499,839,446	$ 369,256,529
The accompanying notes are an integral part of these financial statements.
64

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Global Impact Fund		Hartford International Equity Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 301,324	$ 585,903	$ 12,177,864	$ 9,393,391
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	11,547,260	1,395,787	64,574,033	(18,252,535)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	19,737,445	9,103,263	132,828,945	(22,357,263)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,586,029	11,084,953	209,580,842	(31,216,407)
Distributions to Shareholders:
Class A	(189,333)	(147,652)	(6,835,200)	(15,148,861)
Class C	—	(7,654)	(42,167)	(514,273)
Class I	(202,896)	(132,781)	(876,767)	(2,054,436)
Class R3	(9,943)	(22,549)	(108,861)	(307,228)
Class R4	(4,869)	(9,729)	(80,094)	(182,968)
Class R5	(2,640)	(2,372)	(158,409)	(50,469)
Class R6	(44,105)	(7,185)	(637,579)	(709,639)
Class Y	(15,334)	(59,070)	(159,071)	(845,813)
Class F	(48,506)	(256,406)	(1,171,764)	(1,982,075)
Total distributions	(517,626)	(645,398)	(10,069,912)	(21,795,762)
Capital Share Transactions:
Sold	52,598,956	20,511,763	56,655,037	91,228,401
Issued in merger	—	82,415,575	—	—
Issued on reinvestment of distributions	507,891	635,509	9,906,402	21,151,248
Redeemed	(27,977,798)	(76,012,743)	(143,795,967)	(241,036,381)
Net increase (decrease) from capital share transactions	25,129,049	27,550,104	(77,234,528)	(128,656,732)
Net Increase (Decrease) in Net Assets	56,197,452	37,989,659	122,276,402	(181,668,901)
Net Assets:
Beginning of period	84,402,686	46,413,027	784,221,900	965,890,801
End of period	$ 140,600,138	$ 84,402,686	$ 906,498,302	$ 784,221,900
The accompanying notes are an integral part of these financial statements.
65

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 1,228,188	$ 889,888	$ 42,365,174	$ 21,462,687
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	4,068,664	31,658,605	815,142,927	(182,390,963)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	128,643,097	3,020,790	186,255,237	423,056,540
Net Increase (Decrease) in Net Assets Resulting from Operations	133,939,949	35,569,283	1,043,763,338	262,128,264
Distributions to Shareholders:
Class A	(4,940,476)	(721,736)	(1,966,312)	(6,181,796)
Class C	(211,393)	—	—	(261,125)
Class I	(7,211,221)	(400,088)	(2,750,046)	(5,982,588)
Class R3	(25,942)	(1,745)	(5,791)	(460,064)
Class R4	(74,701)	(16,976)	(401,758)	(1,494,778)
Class R5	(1,118,622)	(263,929)	(2,159,841)	(4,277,258)
Class R6	(178,937)	(34,507)	(6,004,017)	(11,152,699)
Class Y	(453,767)	(158,669)	(7,984,680)	(16,953,720)
Class F	(6,315,668)	(1,145,422)	(5,346,154)	(11,446,722)
Total distributions	(20,530,727)	(2,743,072)	(26,618,599)	(58,210,750)
Capital Share Transactions:
Sold	141,357,281	261,096,819	1,086,470,564	851,693,324
Issued on reinvestment of distributions	20,462,012	2,715,341	25,801,993	55,781,632
Redeemed	(137,602,696)	(91,978,214)	(1,048,250,532)	(985,954,816)
Net increase (decrease) from capital share transactions	24,216,597	171,833,946	64,022,025	(78,479,860)
Net Increase (Decrease) in Net Assets	137,625,819	204,660,157	1,081,166,764	125,437,654
Net Assets:
Beginning of period	542,086,737	337,426,580	3,707,924,924	3,582,487,270
End of period	$ 679,712,556	$ 542,086,737	$ 4,789,091,688	$ 3,707,924,924
The accompanying notes are an integral part of these financial statements.
66

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford International Value Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 37,971,632	$ 24,980,789
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	91,837,247	(359,750,646)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	421,401,252	(118,477,641)
Net Increase (Decrease) in Net Assets Resulting from Operations	551,210,131	(453,247,498)
Distributions to Shareholders:
Class A	(394,527)	(5,897,568)
Class C	(57,733)	(306,110)
Class I	(16,322,708)	(31,692,857)
Class R3	(6,595)	(11,482)
Class R4	(59,329)	(87,974)
Class R5	(657,545)	(1,052,666)
Class R6	(661,246)	(5,419,824)
Class Y	(5,652,207)	(17,970,437)
Class F	(4,332,925)	(9,066,373)
Total distributions	(28,144,815)	(71,505,291)
Capital Share Transactions:
Sold	1,277,251,762	551,353,898
Issued on reinvestment of distributions	27,765,432	68,483,557
Redeemed	(600,108,950)	(1,470,688,737)
Net increase (decrease) from capital share transactions	704,908,244	(850,851,282)
Net Increase (Decrease) in Net Assets	1,227,973,560	(1,375,604,071)
Net Assets:
Beginning of period	958,291,639	2,333,895,710
End of period	$ 2,186,265,199	$ 958,291,639
The accompanying notes are an integral part of these financial statements.
67

Hartford International/Global Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund
For the Year Ended October 31, 2021
A	$ 13.13	$ 0.06	$ 5.24	$ 5.30	$ (0.02)	$ (0.15)	$ (0.17)	$ 18.26	40.65%	$ 36,849	1.23%	1.17%	0.36%	36%
C	12.97	(0.07)	5.17	5.10	—	(0.15)	(0.15)	17.92	39.54	2,146	2.06	1.93	(0.42)	36
I	12.95	0.11	5.16	5.27	(0.07)	(0.15)	(0.22)	18.00	41.03	20,001	0.96	0.88	0.67	36
R3	12.90	0.07	5.15	5.22	—	(0.15)	(0.15)	17.97	40.70	245	1.56	1.08	0.44	36
R4	12.91	0.09	5.15	5.24	(0.04)	(0.15)	(0.19)	17.96	40.84	337	1.26	0.99	0.54	36
R5	12.87	0.12	5.12	5.24	(0.08)	(0.15)	(0.23)	17.88	41.09	195	0.96	0.81	0.71	36
R6	12.83	0.15	5.09	5.24	(0.10)	(0.15)	(0.25)	17.82	41.24	305	0.84	0.69	0.90	36
Y	13.15	0.13	5.23	5.36	(0.09)	(0.15)	(0.24)	18.27	41.08	10,014	0.95	0.79	0.78	36
F	13.29	0.14	5.30	5.44	(0.10)	(0.15)	(0.25)	18.48	41.32	83,559	0.84	0.69	0.83	36
For the Year Ended October 31, 2020
A	$ 10.92	$ 0.07	$ 2.42	$ 2.49	$ (0.05)	$ (0.23)	$ (0.28)	$ 13.13	23.27%	$ 9,476	1.49%	1.10%	0.58%	36%
C	10.93	(0.03)	2.40	2.37	(0.10)	(0.23)	(0.33)	12.97	22.24	403	2.33	1.94	(0.26)	36
I	10.78	0.10	2.39	2.49	(0.09)	(0.23)	(0.32)	12.95	23.58	3,649	1.21	0.83	0.86	36
R3	11.02	0.08	2.41	2.49	(0.38)	(0.23)	(0.61)	12.90	23.51	139	1.80	0.93	0.74	36
R4	10.93	0.09	2.39	2.48	(0.27)	(0.23)	(0.50)	12.91	23.48	229	1.50	0.93	0.76	36
R5	10.94	0.10	2.39	2.49	(0.33)	(0.23)	(0.56)	12.87	23.58	138	1.20	0.81	0.85	36
R6	10.96	0.11	2.39	2.50	(0.40)	(0.23)	(0.63)	12.83	23.73	139	1.08	0.69	0.97	36
Y	10.94	0.10	2.43	2.53	(0.09)	(0.23)	(0.32)	13.15	23.66	1,663	1.18	0.79	0.90	36
F	11.01	0.11	2.45	2.56	(0.05)	(0.23)	(0.28)	13.29	23.76	40,390	1.08	0.69	1.00	36
For the Year Ended October 31, 2019
A	$ 10.99	$ 0.11	$ 1.34	$ 1.45	$ (0.11)	$ (1.41)	$ (1.52)	$ 10.92	16.47%	$ 4,510	1.79%	1.08%	1.12%	50%
C	10.99	0.12	1.35	1.47	(0.12)	(1.41)	(1.53)	10.93	16.68	286	2.38	0.95	1.19	50
I	11.00	0.13	1.32	1.45	(0.26)	(1.41)	(1.67)	10.78	16.85	2,314	1.41	0.77	1.25	50
R3	10.98	0.14	1.43	1.57	(0.12)	(1.41)	(1.53)	11.02	17.77	112	1.85	0.75	1.39	50
R4	10.99	0.13	1.35	1.48	(0.13)	(1.41)	(1.54)	10.93	16.78	125	1.61	0.84	1.30	50
R5	10.99	0.13	1.36	1.49	(0.13)	(1.41)	(1.54)	10.94	16.88	112	1.35	0.79	1.35	50
R6	11.01	0.15	1.36	1.51	(0.15)	(1.41)	(1.56)	10.96	17.12	112	1.31	0.67	1.47	50
Y	11.00	0.14	1.35	1.49	(0.14)	(1.41)	(1.55)	10.94	17.00	804	1.36	0.71	1.39	50
F	11.06	0.16	1.34	1.50	(0.14)	(1.41)	(1.55)	11.01	16.88	11,696	1.41	0.69	1.52	50
For the Year Ended October 31, 2018
A	$ 13.64	$ 0.13	$ (1.65)	$ (1.52)	$ (0.06)	$ (1.07)	$ (1.13)	$ 10.99	(12.08)%	$ 4,266	1.64%	1.07%	1.04%	42%
C	13.62	0.14	(1.65)	(1.51)	(0.05)	(1.07)	(1.12)	10.99	(11.95)	1,425	2.34	0.97	1.13	42
I	13.68	0.15	(1.64)	(1.49)	(0.12)	(1.07)	(1.19)	11.00	(11.82)	8,157	1.26	0.76	1.25	42
R3	13.63	0.14	(1.65)	(1.51)	(0.07)	(1.07)	(1.14)	10.98	(12.02)	1,231	1.96	0.98	1.13	42
R4	13.64	0.14	(1.64)	(1.50)	(0.08)	(1.07)	(1.15)	10.99	(11.93)	1,247	1.66	0.92	1.18	42
R5	13.65	0.15	(1.65)	(1.50)	(0.09)	(1.07)	(1.16)	10.99	(11.84)	1,241	1.36	0.87	1.24	42
R6	13.66	0.17	(1.65)	(1.48)	(0.10)	(1.07)	(1.17)	11.01	(11.74)	1,244	1.24	0.75	1.35	42
Y	13.66	0.16	(1.64)	(1.48)	(0.11)	(1.07)	(1.18)	11.00	(11.77)	1,342	1.29	0.76	1.34	42
F	13.68	0.17	(1.67)	(1.50)	(0.05)	(1.07)	(1.12)	11.06	(11.78)	9,263	1.24	0.75	1.38	42
The accompanying notes are an integral part of these financial statements.
68

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund – (continued)
For the Year Ended October 31, 2017
A	$ 11.53	$ 0.11	$ 2.33	$ 2.44	$ (0.12)	$ (0.21)	$ (0.33)	$ 13.64	21.76%	$ 4,336	1.87%	1.18%	0.87%	44%
C	11.47	0.08	2.33	2.41	(0.05)	(0.21)	(0.26)	13.62	21.48	1,559	2.53	1.37	0.69	44
I	11.55	0.14	2.34	2.48	(0.14)	(0.21)	(0.35)	13.68	22.12	19,040	1.53	0.92	1.18	44
R3	11.50	0.10	2.33	2.43	(0.09)	(0.21)	(0.30)	13.63	21.68	1,399	2.20	1.22	0.83	44
R4	11.52	0.12	2.32	2.44	(0.11)	(0.21)	(0.32)	13.64	21.84	1,404	1.90	1.11	0.94	44
R5	11.54	0.13	2.33	2.46	(0.14)	(0.21)	(0.35)	13.65	22.01	1,408	1.60	1.00	1.05	44
R6	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09	1,411	1.50	0.90	1.16	44
Y	11.55	0.14	2.33	2.47	(0.15)	(0.21)	(0.36)	13.66	22.09	1,469	1.51	0.90	1.16	44
F (4)	11.81	0.08	1.79	1.87	—	—	—	13.68	15.83 (5)	6,424	1.58 (6)	0.90 (6)	0.87 (6)	44
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2021
A	$ 9.06	$ 0.17	$ 1.74	$ 1.91	$ (0.09)	$ —	$ (0.09)	$ 10.88	21.18%	$ 40,629	1.44%	1.44%	1.60%	95%
C	8.88	0.09	1.71	1.80	(0.02)	—	(0.02)	10.66	20.23	2,029	2.27	2.20	0.86	95
I	9.04	0.22	1.73	1.95	(0.12)	—	(0.12)	10.87	21.64	38,104	1.12	1.12	1.99	95
R3	9.01	0.16	1.73	1.89	(0.07)	—	(0.07)	10.83	20.99	400	1.74	1.70	1.47	95
R4	9.23	0.18	1.77	1.95	(0.09)	—	(0.09)	11.09	21.22	367	1.44	1.43	1.60	95
R5	9.00	0.08	1.82	1.90	(0.12)	—	(0.12)	10.78	21.24	52	1.14	1.13	0.80	95
R6	9.05	0.10	1.87	1.97	(0.14)	—	(0.14)	10.88	21.88	113	1.02	0.98	0.95	95
Y	9.03	0.21	1.74	1.95	(0.13)	—	(0.13)	10.85	21.67	302,968	1.13	1.10	1.97	95
F	9.00	0.23	1.72	1.95	(0.14)	—	(0.14)	10.81	21.78	115,177	1.02	0.98	2.15	95
For the Year Ended October 31, 2020
A	$ 8.96	$ 0.11	$ 0.18	$ 0.29	$ (0.19)	$ —	$ (0.19)	$ 9.06	3.12%	$ 36,749	1.47%	1.41%	1.27%	104%
C	8.78	0.04	0.16	0.20	(0.10)	—	(0.10)	8.88	2.26	1,669	2.29	2.20	0.45	104
I	8.94	0.14	0.18	0.32	(0.22)	—	(0.22)	9.04	3.45	26,381	1.14	1.08	1.61	104
R3	8.95	0.09	0.16	0.25	(0.19)	—	(0.19)	9.01	2.68	284	1.76	1.70	1.04	104
R4	9.01	0.12	0.16	0.28	(0.06)	—	(0.06)	9.23	3.12	328	1.46	1.39	1.34	104
R5	8.90	0.14	0.18	0.32	(0.22)	—	(0.22)	9.00	3.46	791	1.16	1.10	1.58	104
R6	8.96	0.15	0.17	0.32	(0.23)	—	(0.23)	9.05	3.43	1,065	1.04	0.98	1.71	104
Y	8.93	0.14	0.18	0.32	(0.22)	—	(0.22)	9.03	3.47	244,884	1.14	1.08	1.62	104
F	8.90	0.15	0.17	0.32	(0.22)	—	(0.22)	9.00	3.55	57,105	1.04	0.98	1.73	104
For the Year Ended October 31, 2019
A	$ 8.39	$ 0.18	$ 0.54	$ 0.72	$ (0.15)	$ —	$ (0.15)	$ 8.96	8.82%	$ 45,113	1.50%	1.39%	2.02%	81%
C	8.18	0.10	0.54	0.64	(0.04)	—	(0.04)	8.78	7.93	2,738	2.34	2.20	1.20	81
I	8.39	0.23	0.50	0.73	(0.18)	—	(0.18)	8.94	8.99	23,116	1.19	1.09	2.60	81
R3	8.38	0.16	0.54	0.70	(0.13)	—	(0.13)	8.95	8.45	220	1.81	1.69	1.78	81
R4	8.44	0.14	0.59	0.73	(0.16)	—	(0.16)	9.01	8.87	352	1.51	1.39	1.65	81
R5	8.34	0.22	0.52	0.74	(0.18)	—	(0.18)	8.90	9.14	691	1.21	1.10	2.51	81
R6	8.39	0.22	0.54	0.76	(0.19)	—	(0.19)	8.96	9.26	1,006	1.09	0.98	2.57	81
Y	8.38	0.29	0.45	0.74	(0.19)	—	(0.19)	8.93	9.06	205,680	1.19	1.07	3.34	81
F	8.35	0.28	0.46	0.74	(0.19)	—	(0.19)	8.90	9.17	30,845	1.09	0.98	3.20	81
The accompanying notes are an integral part of these financial statements.
69

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2018
A	$ 9.85	$ 0.20	$ (1.52)	$ (1.32)	$ (0.14)	$ —	$ (0.14)	$ 8.39	(13.61)%	$ 61,016	1.53%	1.38%	2.10%	85%
C	9.64	0.08	(1.45)	(1.37)	(0.09)	—	(0.09)	8.18	(14.32)	3,682	2.37	2.20	0.83	85
I	9.83	0.22	(1.50)	(1.28)	(0.16)	—	(0.16)	8.39	(13.30)	16,780	1.24	1.07	2.23	85
R3	9.85	0.13	(1.48)	(1.35)	(0.12)	—	(0.12)	8.38	(13.89)	206	1.85	1.68	1.37	85
R4	9.90	0.27	(1.59)	(1.32)	(0.14)	—	(0.14)	8.44	(13.57)	5,580	1.55	1.38	2.90	85
R5	9.79	0.18	(1.47)	(1.29)	(0.16)	—	(0.16)	8.34	(13.43)	611	1.26	1.11	1.88	85
R6 (7)	10.24	0.11	(1.96)	(1.85)	—	—	—	8.39	(18.07) (5)	838	1.14 (6)	0.98 (6)	1.90 (6)	85
Y	9.83	0.20	(1.48)	(1.28)	(0.17)	—	(0.17)	8.38	(13.32)	47,966	1.19	1.02	2.06	85
F	9.85	0.21	(1.49)	(1.28)	(0.22)	—	(0.22)	8.35	(13.30)	1,912	1.14	0.98	2.23	85
For the Year Ended October 31, 2017
A	$ 7.65	$ 0.15	$ 2.12	$ 2.27	$ (0.07)	$ —	$ (0.07)	$ 9.85	30.12%	$ 23,924	1.76%	1.56%	1.78%	98%
C	7.49	0.08	2.10	2.18	(0.03)	—	(0.03)	9.64	29.28	5,560	2.50	2.33	0.91	98
I	7.64	0.21	2.08	2.29	(0.10)	—	(0.10)	9.83	30.54	11,361	1.42	1.29	2.43	98
R3	7.58	0.12	2.15	2.27	—	—	—	9.85	29.95	197	2.11	1.82	1.41	98
R4	7.61	0.11	2.18	2.29	—	—	—	9.90	30.09	41	1.87	1.56	1.38	98
R5	7.59	0.09	2.20	2.29	(0.09)	—	(0.09)	9.79	30.66	876	1.35	1.17	0.95	98
Y	7.64	0.13	2.17	2.30	(0.11)	—	(0.11)	9.83	30.64	38,223	1.32	1.23	1.62	98
F (4)	7.96	0.21	1.68	1.89	—	—	—	9.85	23.74 (5)	1,500	1.25 (6)	1.03 (6)	3.54 (6)	98
Hartford Global Impact Fund
For the Year Ended October 31, 2021
A	$ 12.90	$ 0.02	$ 4.57	$ 4.59	$ (0.06)	$ —	$ (0.06)	$ 17.43	35.64%	$ 58,065	1.32%	1.18%	0.12%	37%
C	12.60	(0.10)	4.45	4.35	—	—	—	16.95	34.52	2,715	2.09	1.93	(0.66)	37
I	12.88	0.07	4.56	4.63	(0.11)	—	(0.11)	17.40	36.03	43,723	0.94	0.87	0.44	37
R3	12.68	(0.02)	4.49	4.47	(0.03)	—	(0.03)	17.12	35.24	7,359	1.54	1.40	(0.11)	37
R4	12.88	0.03	4.55	4.58	(0.07)	—	(0.07)	17.39	35.65	995	1.24	1.10	0.21	37
R5	12.78	0.08	4.52	4.60	(0.12)	—	(0.12)	17.26	36.10	450	0.96	0.80	0.50	37
R6	12.79	0.11	4.52	4.63	(0.14)	—	(0.14)	17.28	36.32	9,164	0.84	0.69	0.65	37
Y	12.81	0.06	4.55	4.61	(0.12)	—	(0.12)	17.30	36.13	5,336	0.90	0.79	0.40	37
F	12.88	0.10	4.56	4.66	(0.14)	—	(0.14)	17.40	36.30	12,792	0.84	0.69	0.62	37
For the Year Ended October 31, 2020
A	$ 11.32	$ 0.06	$ 1.56	$ 1.62	$ (0.04)	$ —	$ (0.04)	$ 12.90	14.37%	$ 41,474	1.50%	1.02%	0.56%	85%
C	11.12	(0.02)	1.53	1.51	(0.03)	—	(0.03)	12.60	13.63	2,132	2.23	1.75	(0.17)	85
I	11.30	0.10	1.56	1.66	(0.08)	—	(0.08)	12.88	14.79	24,403	1.12	0.66	0.90	85
R3	11.14	0.04	1.54	1.58	(0.04)	—	(0.04)	12.68	14.21	5,327	1.72	1.22	0.36	85
R4	11.28	0.08	1.56	1.64	(0.04)	—	(0.04)	12.88	14.59	894	1.38	0.87	0.73	85
R5	11.18	0.11	1.54	1.65	(0.05)	—	(0.05)	12.78	14.77	253	1.10	0.60	0.95	85
R6	11.21	0.10	1.56	1.66	(0.08)	—	(0.08)	12.79	14.87	3,111	1.04	0.59	0.88	85
Y	11.17	0.14	1.55	1.69	(0.05)	—	(0.05)	12.81	15.15	2,958	0.93	0.43	1.27	85
F	11.36	0.12	1.57	1.69	(0.17)	—	(0.17)	12.88	15.05	3,850	0.98	0.41	1.01	85
The accompanying notes are an integral part of these financial statements.
70

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Impact Fund – (continued)
For the Year Ended October 31, 2019
A	$ 11.10	$ 0.12	$ 1.46	$ 1.58	$ (0.06)	$ (1.30)	$ (1.36)	$ 11.32	16.93%	$ 872	1.94% (8)	1.10% (8)	1.17%	5% (9)
C	10.93	0.07	1.45	1.52	(0.03)	(1.30)	(1.33)	11.12	16.45	38	2.74 (8)	1.60 (8)	0.63	5 (9)
I	11.05	0.17	1.46	1.63	(0.08)	(1.30)	(1.38)	11.30	17.47	13,351	1.54 (8)	0.73 (8)	1.60	5 (9)
R3	10.98	0.08	1.48	1.56	(0.10)	(1.30)	(1.40)	11.14	16.94	282	2.07 (8)	1.19 (8)	0.79	5 (9)
R4	11.08	0.13	1.46	1.59	(0.09)	(1.30)	(1.39)	11.28	17.11	27	1.91 (8)	0.95 (8)	1.25	5 (9)
R5	11.00	0.15	1.44	1.59	(0.11)	(1.30)	(1.41)	11.18	17.45	13	1.61 (8)	0.76 (8)	1.43	5 (9)
R6	11.01	0.20	1.41	1.61	(0.11)	(1.30)	(1.41)	11.21	17.45	897	1.43 (8)	0.63 (8)	1.81	5 (9)
Y	10.99	0.23	1.37	1.60	(0.12)	(1.30)	(1.42)	11.17	17.42	300	1.54 (8)	0.67 (8)	2.11	5 (9)
F	11.16	0.16	1.47	1.63	(0.13)	(1.30)	(1.43)	11.36	17.43	30,632	1.49 (8)	0.66 (8)	1.54	5 (9)
For the Year Ended October 31, 2018
A	$ 11.63	$ 0.09	$ (0.27)	$ (0.18)	$ —	$ (0.35)	$ (0.35)	$ 11.10	(1.69)%	$ 455	2.35% (8)	1.20% (8)	0.78%	79% (10)
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)	40	3.12 (8)	1.64 (8)	0.28	79 (10)
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)	2,588	1.91 (8)	0.79 (8)	1.12	79 (10)
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)	11	2.60 (8)	0.98 (8)	0.85	79 (10)
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)	23	2.30 (8)	1.03 (8)	0.88	79 (10)
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)	11	1.99 (8)	0.85 (8)	1.00	79 (10)
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)	12	1.88 (8)	0.74 (8)	1.10	79 (10)
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)	22	1.93 (8)	0.79 (8)	1.15	79 (10)
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)	26,117	1.88 (8)	0.74 (8)	1.10	79 (10)
For the Period Ended October 31, 2017(4)
A	$ 10.00	$ 0.06	$ 1.57	$ 1.63	$ —	$ —	$ —	$ 11.63	16.30% (5)	$ 140	5.13% (6)(8)	1.19% (6)(8)	0.76% (6)	50% (10)
C	10.00	0.01	1.56	1.57	—	—	—	11.57	15.70 (5)	16	5.94 (6)(8)	2.00 (6)(8)	0.11 (6)	50 (10)
I	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60 (5)	1,214	4.76 (6)(8)	0.86 (6)(8)	1.26 (6)	50 (10)
R3	10.00	0.07	1.56	1.63	—	—	—	11.63	16.30 (5)	12	5.54 (6)(8)	1.22 (6)(8)	0.93 (6)	50 (10)
R4	10.00	0.07	1.57	1.64	—	—	—	11.64	16.40 (5)	12	5.24 (6)(8)	1.12 (6)(8)	1.01 (6)	50 (10)
R5	10.00	0.09	1.56	1.65	—	—	—	11.65	16.50 (5)	12	4.94 (6)(8)	0.95 (6)(8)	1.19 (6)	50 (10)
R6	10.00	0.09	1.57	1.66	—	—	—	11.66	16.60 (5)	12	4.84 (6)(8)	0.85 (6)(8)	1.29 (6)	50 (10)
Y	10.00	0.12	1.53	1.65	—	—	—	11.65	16.50 (5)	12	4.79 (6)(8)	0.90 (6)(8)	1.63 (6)	50 (10)
F	10.00	0.10	1.56	1.66	—	—	—	11.66	16.50 (5)	26,456	4.74 (6)(8)	0.85 (6)(8)	1.28 (6)	50 (10)
Hartford International Equity Fund
For the Year Ended October 31, 2021
A	$ 10.24	$ 0.16	$ 2.59	$ 2.75	$ (0.13)	$ —	$ (0.13)	$ 12.86	26.93%	$ 644,435	0.94%	0.94%	1.25%	39%
C	10.05	0.04	2.58	2.62	(0.02)	—	(0.02)	12.65	26.06	17,733	1.72	1.72	0.34	39
I	10.38	0.20	2.63	2.83	(0.17)	—	(0.17)	13.04	27.35	67,019	0.61	0.61	1.58	39
R3	10.16	0.12	2.58	2.70	(0.10)	—	(0.10)	12.76	26.61	14,001	1.24	1.23	0.96	39
R4	10.26	0.15	2.61	2.76	(0.13)	—	(0.13)	12.89	27.00	5,097	0.94	0.94	1.21	39
R5	9.03	0.17	2.29	2.46	(0.17)	—	(0.17)	11.32	27.35	11,309	0.63	0.63	1.57	39
R6	10.43	0.22	2.64	2.86	(0.18)	—	(0.18)	13.11	27.52	48,911	0.53	0.53	1.67	39
Y	10.38	0.20	2.63	2.83	(0.16)	—	(0.16)	13.05	27.34	12,935	0.63	0.63	1.56	39
F	10.44	0.21	2.65	2.86	(0.18)	—	(0.18)	13.12	27.50	85,058	0.52	0.52	1.67	39
The accompanying notes are an integral part of these financial statements.
71

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund – (continued)
For the Year Ended October 31, 2020
A	$ 10.74	$ 0.11	$ (0.37)	$ (0.26)	$ (0.24)	$ —	$ (0.24)	$ 10.24	(2.57)%	$ 558,506	0.99%	0.99%	1.04%	77%
C	10.52	0.02	(0.35)	(0.33)	(0.14)	—	(0.14)	10.05	(3.28)	24,973	1.75	1.75	0.24	77
I	10.88	0.14	(0.36)	(0.22)	(0.28)	—	(0.28)	10.38	(2.21)	54,603	0.63	0.63	1.36	77
R3	10.65	0.08	(0.36)	(0.28)	(0.21)	—	(0.21)	10.16	(2.81)	12,115	1.24	1.23	0.79	77
R4	10.74	0.11	(0.36)	(0.25)	(0.23)	—	(0.23)	10.26	(2.52)	6,419	0.95	0.95	1.07	77
R5	9.50	0.15	(0.34)	(0.19)	(0.28)	—	(0.28)	9.03	(2.20)	8,761	0.66	0.66	1.67	77
R6	10.93	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.43	(2.11)	37,296	0.55	0.55	1.53	77
Y	10.88	0.13	(0.35)	(0.22)	(0.28)	—	(0.28)	10.38	(2.20)	13,601	0.65	0.65	1.27	77
F	10.94	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.44	(2.11)	67,949	0.54	0.54	1.50	77
For the Year Ended October 31, 2019
A	$ 9.91	$ 0.20	$ 0.67	$ 0.87	$ (0.02)	$ (0.02)	$ (0.04)	$ 10.74	8.88%	$ 685,465	0.97%	0.97%	1.94%	78%
C	9.76	0.11	0.67	0.78	—	(0.02)	(0.02)	10.52	8.01	43,009	1.71	1.71	1.13	78
I	10.01	0.23	0.69	0.92	(0.03)	(0.02)	(0.05)	10.88	9.29	82,136	0.63	0.63	2.20	78
R3	9.85	0.17	0.67	0.84	(0.02)	(0.02)	(0.04)	10.65	8.59	16,410	1.24	1.24	1.67	78
R4	9.91	0.20	0.68	0.88	(0.03)	(0.02)	(0.05)	10.74	8.89	8,653	0.96	0.96	1.99	78
R5	8.75	0.20	0.60	0.80	(0.03)	(0.02)	(0.05)	9.50	9.27	1,686	0.65	0.65	2.23	78
R6	10.06	0.24	0.69	0.93	(0.04)	(0.02)	(0.06)	10.93	9.29	22,624	0.54	0.54	2.32	78
Y	10.02	0.25	0.67	0.92	(0.04)	(0.02)	(0.06)	10.88	9.28	33,756	0.62	0.62	2.38	78
F	10.06	0.25	0.69	0.94	(0.04)	(0.02)	(0.06)	10.94	9.39	72,152	0.54	0.54	2.38	78
For the Year Ended October 31, 2018
A	$ 11.42	$ 0.13	$ (1.28)	$ (1.15)	$ (0.18)	$ (0.18)	$ (0.36)	$ 9.91	(10.47)%	$ 750,143	1.15%	0.97%	1.30%	85%
C	11.28	0.07	(1.29)	(1.22)	(0.12)	(0.18)	(0.30)	9.76	(11.16)	70,348	1.96	1.75	0.65	85
I	11.52	0.20	(1.33)	(1.13)	(0.20)	(0.18)	(0.38)	10.01	(10.21)	120,491	0.87	0.66	1.85	85
R3	11.37	0.02	(1.21)	(1.19)	(0.15)	(0.18)	(0.33)	9.85	(10.84)	19,595	1.41	1.27	0.29	85
R4	11.43	0.12	(1.28)	(1.16)	(0.18)	(0.18)	(0.36)	9.91	(10.58)	15,357	1.19	0.99	1.29	85
R5	10.09	0.17	(1.13)	(0.96)	(0.20)	(0.18)	(0.38)	8.75	(9.97)	1,109	0.91	0.69	1.75	85
R6 (7)	11.48	0.11	(1.53)	(1.42)	—	—	—	10.06	(12.37) (5)	4,959	0.68 (6)	0.53 (6)	1.50 (6)	85
Y	11.51	0.22	(1.31)	(1.09)	(0.22)	(0.18)	(0.40)	10.02	(9.92)	27,321	0.83	0.59	2.02	85
F	11.53	0.18	(1.28)	(1.10)	(0.19)	(0.18)	(0.37)	10.06	(9.94)	74,278	0.71	0.55	1.76	85
For the Year Ended October 31, 2017
A	$ 9.37	$ 0.15	$ 2.07	$ 2.22	$ (0.17)	$ —	$ (0.17)	$ 11.42	24.17%	$ 15,943	1.74%	1.16%	1.43%	133%
C	9.25	0.07	2.06	2.13	(0.10)	—	(0.10)	11.28	23.29	4,527	2.47	1.91	0.71	133
I	9.44	0.20	2.06	2.26	(0.18)	—	(0.18)	11.52	24.49	14,971	1.43	0.88	1.88	133
R3	9.37	0.11	2.07	2.18	(0.18)	—	(0.18)	11.37	23.76	93	2.28	1.46	1.10	133
R4	9.40	0.15	2.07	2.22	(0.19)	—	(0.19)	11.43	24.13	740	1.75	1.17	1.39	133
R5	9.38	0.21	1.75	1.96	(1.25)	—	(1.25)	10.09	24.50	397	1.38	0.85	2.28	133
Y	9.44	0.18	2.09	2.27	(0.20)	—	(0.20)	11.51	24.67	11,822	1.31	0.78	1.76	133
F (4)	9.65	0.08	1.80	1.88	—	—	—	11.53	19.48 (5)	1,739	1.26 (6)	0.66 (6)	1.01 (6)	133
The accompanying notes are an integral part of these financial statements.
72

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund
For the Year Ended October 31, 2021
A	$ 16.10	$ (0.01)	$ 3.93	$ 3.92	$ —	$ (0.58)	$ (0.58)	$ 19.44	24.68%	$ 167,201	1.26%	1.26%	(0.05)%	32%
C	14.63	(0.15)	3.57	3.42	—	(0.58)	(0.58)	17.47	23.72	5,153	2.09	2.05	(0.86)	32
I	15.97	0.04	3.91	3.95	(0.03)	(0.58)	(0.61)	19.31	25.09	247,620	1.04	1.00	0.21	32
R3	16.31	(0.06)	3.99	3.93	—	(0.58)	(0.58)	19.66	24.42	808	1.56	1.55	(0.33)	32
R4	16.61	—	4.05	4.05	—	(0.58)	(0.58)	20.08	24.71	2,783	1.26	1.26	(0.02)	32
R5	16.73	0.05	4.09	4.14	(0.03)	(0.58)	(0.61)	20.26	25.09	37,334	0.94	0.94	0.26	32
R6	16.83	0.08	4.11	4.19	(0.06)	(0.58)	(0.64)	20.38	25.23	8,367	0.84	0.84	0.40	32
Y	16.78	0.05	4.11	4.16	(0.04)	(0.58)	(0.62)	20.32	25.13	15,124	0.95	0.95	0.27	32
F	16.00	0.07	3.92	3.99	(0.06)	(0.58)	(0.64)	19.35	25.29	195,324	0.84	0.84	0.37	32
For the Year Ended October 31, 2020
A	$ 14.40	$ 0.00(11)	$ 1.78	$ 1.78	$ (0.08)	$ —	$ (0.08)	$ 16.10	12.40%	$ 137,068	1.36%	1.30%	0.00% (12)	112%
C	13.12	(0.10)	1.61	1.51	—	—	—	14.63	11.51	5,435	2.14	2.05	(0.76)	112
I	14.29	0.06	1.75	1.81	(0.13)	—	(0.13)	15.97	12.75	189,631	0.97	0.93	0.40	112
R3	14.59	(0.04)	1.80	1.76	(0.04)	—	(0.04)	16.31	12.08	711	1.61	1.57	(0.26)	112
R4	14.83	0.01	1.83	1.84	(0.06)	—	(0.06)	16.61	12.44	2,260	1.30	1.26	0.07	112
R5	14.96	0.05	1.85	1.90	(0.13)	—	(0.13)	16.73	12.76	30,666	0.99	0.95	0.35	112
R6	15.04	0.07	1.86	1.93	(0.14)	—	(0.14)	16.83	12.90	4,560	0.90	0.85	0.48	112
Y	15.01	0.05	1.85	1.90	(0.13)	—	(0.13)	16.78	12.74	12,562	1.00	0.95	0.35	112
F	14.31	0.07	1.77	1.84	(0.15)	—	(0.15)	16.00	12.88	159,194	0.89	0.85	0.47	112
For the Year Ended October 31, 2019
A	$ 13.85	$ 0.09	$ 1.51	$ 1.60	$ (0.08)	$ (0.97)	$ (1.05)	$ 14.40	12.97%	$ 128,065	1.38%	1.30%	0.66%	64%
C	12.71	(0.01)	1.39	1.38	—	(0.97)	(0.97)	13.12	12.16	6,842	2.15	2.05	(0.11)	64
I	13.75	0.14	1.49	1.63	(0.12)	(0.97)	(1.09)	14.29	13.41	39,175	0.99	0.94	1.04	64
R3	14.00	0.06	1.53	1.59	(0.03)	(0.97)	(1.00)	14.59	12.63	632	1.63	1.57	0.44	64
R4	14.21	0.09	1.56	1.65	(0.06)	(0.97)	(1.03)	14.83	12.99	4,102	1.33	1.27	0.67	64
R5	14.34	0.14	1.57	1.71	(0.12)	(0.97)	(1.09)	14.96	13.40	25,303	1.02	0.96	1.00	64
R6	14.41	0.16	1.57	1.73	(0.13)	(0.97)	(1.10)	15.04	13.48	3,059	0.91	0.85	1.09	64
Y	14.39	0.15	1.57	1.72	(0.13)	(0.97)	(1.10)	15.01	13.45	18,100	0.98	0.92	1.05	64
F	13.77	0.15	1.49	1.64	(0.13)	(0.97)	(1.10)	14.31	13.50	112,149	0.91	0.85	1.12	64
For the Year Ended October 31, 2018
A	$ 15.21	$ 0.10	$ (1.38)	$ (1.28)	$ (0.08)	$ —	$ (0.08)	$ 13.85	(8.47)%	$ 123,681	1.40%	1.30%	0.64%	76%
C	13.99	(0.01)	(1.27)	(1.28)	—	—	—	12.71	(9.15)	7,962	2.21	2.05	(0.09)	76
I	15.09	0.15	(1.37)	(1.22)	(0.12)	—	(0.12)	13.75	(8.16)	35,144	1.04	0.98	0.98	76
R3	15.36	0.06	(1.41)	(1.35)	(0.01)	—	(0.01)	14.00	(8.72)	556	1.67	1.60	0.36	76
R4	15.59	0.09	(1.39)	(1.30)	(0.08)	—	(0.08)	14.21	(8.41)	8,748	1.36	1.30	0.59	76
R5	15.74	0.17	(1.45)	(1.28)	(0.12)	—	(0.12)	14.34	(8.19)	21,691	1.06	1.00	1.03	76
R6 (7)	16.23	0.02	(1.84)	(1.82)	—	—	—	14.41	(11.21) (5)	583	0.94 (6)	0.86 (6)	0.22 (6)	76
Y	15.79	0.17	(1.44)	(1.27)	(0.13)	—	(0.13)	14.39	(8.13)	16,422	0.98	0.91	1.05	76
F	15.11	0.16	(1.37)	(1.21)	(0.13)	—	(0.13)	13.77	(8.10)	94,527	0.95	0.89	1.07	76
For the Year Ended October 31, 2017
A	$ 12.24	$ 0.09	$ 3.02	$ 3.11	$ (0.14)	$ —	$ (0.14)	$ 15.21	25.79%	$ 124,332	1.48%	1.30%	0.71%	82%
C	11.26	(0.01)	2.79	2.78	(0.05)	—	(0.05)	13.99	24.88	15,539	2.21	2.05	(0.06)	82
I	12.16	0.15	2.96	3.11	(0.18)	—	(0.18)	15.09	26.05	26,644	1.34	1.00	1.18	82
R3	12.33	0.06	3.05	3.11	(0.08)	—	(0.08)	15.36	25.48	649	1.81	1.60	0.45	82
R4	12.55	0.10	3.09	3.19	(0.15)	—	(0.15)	15.59	25.75	11,579	1.39	1.30	0.75	82
R5	12.67	0.13	3.12	3.25	(0.18)	—	(0.18)	15.74	26.23	7,184	1.10	1.00	0.93	82
Y	12.71	0.11	3.16	3.27	(0.19)	—	(0.19)	15.79	26.20	11,865	1.01	0.95	0.81	82
F (4)	12.18	0.06	2.87	2.93	—	—	—	15.11	24.06 (5)	61,131	0.99 (6)	0.90 (6)	0.65 (6)	82
The accompanying notes are an integral part of these financial statements.
73

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund
For the Year Ended October 31, 2021
A	$ 16.66	$ 0.13	$ 4.51	$ 4.64	$ (0.07)	$ —	$ (0.07)	$ 21.23	27.91%	$ 563,577	1.08%	1.07%	0.66%	99%
C	14.44	(0.03)	3.92	3.89	—	—	—	18.33	26.94	27,868	1.85	1.85	(0.14)	99
I	16.57	0.20	4.49	4.69	(0.13)	—	(0.13)	21.13	28.38	579,815	0.77	0.77	0.97	99
R3	16.93	0.06	4.60	4.66	(0.00) (11)	—	—	21.59	27.54	36,293	1.40	1.40	0.31	99
R4	17.27	0.13	4.69	4.82	(0.07)	—	(0.07)	22.02	27.94	110,424	1.10	1.10	0.63	99
R5	17.44	0.20	4.74	4.94	(0.13)	—	(0.13)	22.25	28.37	358,244	0.79	0.79	0.94	99
R6	17.55	0.23	4.75	4.98	(0.14)	—	(0.14)	22.39	28.47	1,037,195	0.69	0.69	1.06	99
Y	17.55	0.21	4.75	4.96	(0.13)	—	(0.13)	22.38	28.34	1,299,603	0.79	0.75	0.97	99
F	16.58	0.21	4.50	4.71	(0.14)	—	(0.14)	21.15	28.51	776,074	0.69	0.69	1.04	99
For the Year Ended October 31, 2020
A	$ 15.70	$ 0.05	$ 1.12	$ 1.17	$ (0.21)	$ —	$ (0.21)	$ 16.66	7.48%	$ 450,001	1.12%	1.12%	0.29%	100%
C	13.63	(0.07)	0.98	0.91	(0.10)	—	(0.10)	14.44	6.67	27,825	1.89	1.89	(0.48)	100
I	15.62	0.10	1.12	1.22	(0.27)	—	(0.27)	16.57	7.81	347,719	0.78	0.78	0.63	100
R3	15.95	0.00 (11)	1.13	1.13	(0.15)	—	(0.15)	16.93	7.10	37,082	1.42	1.42	(0.01)	100
R4	16.26	0.05	1.16	1.21	(0.20)	—	(0.20)	17.27	7.45	104,353	1.10	1.10	0.30	100
R5	16.43	0.11	1.16	1.27	(0.26)	—	(0.26)	17.44	7.77	307,347	0.80	0.80	0.66	100
R6	16.53	0.12	1.18	1.30	(0.28)	—	(0.28)	17.55	7.88	739,434	0.70	0.70	0.71	100
Y	16.53	0.11	1.18	1.29	(0.27)	—	(0.27)	17.55	7.83	1,074,227	0.80	0.76	0.66	100
F	15.63	0.11	1.12	1.23	(0.28)	—	(0.28)	16.58	7.89	619,937	0.70	0.70	0.71	100
For the Year Ended October 31, 2019
A	$ 14.66	$ 0.21	$ 1.36	$ 1.57	$ (0.18)	$ (0.35)	$ (0.53)	$ 15.70	11.32%	$ 464,083	1.12%	1.12%	1.42%	92%
C	12.74	0.08	1.19	1.27	(0.03)	(0.35)	(0.38)	13.63	10.46	37,457	1.89	1.89	0.64	92
I	14.60	0.25	1.35	1.60	(0.23)	(0.35)	(0.58)	15.62	11.67	350,647	0.79	0.79	1.71	92
R3	14.87	0.17	1.39	1.56	(0.13)	(0.35)	(0.48)	15.95	11.03	51,593	1.42	1.42	1.14	92
R4	15.16	0.22	1.41	1.63	(0.18)	(0.35)	(0.53)	16.26	11.34	133,349	1.12	1.12	1.44	92
R5	15.32	0.27	1.42	1.69	(0.23)	(0.35)	(0.58)	16.43	11.73	265,062	0.80	0.80	1.74	92
R6	15.42	0.30	1.41	1.71	(0.25)	(0.35)	(0.60)	16.53	11.78	638,619	0.70	0.70	1.93	92
Y	15.41	0.28	1.43	1.71	(0.24)	(0.35)	(0.59)	16.53	11.80	981,426	0.78	0.75	1.80	92
F	14.61	0.27	1.35	1.62	(0.25)	(0.35)	(0.60)	15.63	11.82	660,251	0.70	0.70	1.82	92
For the Year Ended October 31, 2018
A	$ 17.49	$ 0.18	$ (2.19)	$ (2.01)	$ (0.21)	$ (0.61)	$ (0.82)	$ 14.66	(12.07)%	$ 480,730	1.10%	1.10%	1.05%	76%
C	15.33	0.05	(1.90)	(1.85)	(0.13)	(0.61)	(0.74)	12.74	(12.71)	48,193	1.87	1.86	0.32	76
I	17.41	0.24	(2.19)	(1.95)	(0.25)	(0.61)	(0.86)	14.60	(11.81)	457,499	0.79	0.79	1.41	76
R3	17.73	0.13	(2.22)	(2.09)	(0.16)	(0.61)	(0.77)	14.87	(12.33)	57,967	1.41	1.41	0.73	76
R4	18.06	0.18	(2.26)	(2.08)	(0.21)	(0.61)	(0.82)	15.16	(12.07)	157,811	1.11	1.11	1.04	76
R5	18.24	0.24	(2.29)	(2.05)	(0.26)	(0.61)	(0.87)	15.32	(11.82)	253,440	0.80	0.80	1.35	76
R6	18.34	0.27	(2.30)	(2.03)	(0.28)	(0.61)	(0.89)	15.42	(11.69)	505,433	0.70	0.70	1.56	76
Y	18.34	0.25	(2.30)	(2.05)	(0.27)	(0.61)	(0.88)	15.41	(11.77)	1,029,715	0.74	0.74	1.41	76
F	17.43	0.25	(2.18)	(1.93)	(0.28)	(0.61)	(0.89)	14.61	(11.72)	599,574	0.70	0.70	1.49	76
The accompanying notes are an integral part of these financial statements.
74

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund – (continued)
For the Year Ended October 31, 2017
A	$ 14.36	$ 0.18	$ 3.10	$ 3.28	$ (0.15)	$ —	$ (0.15)	$ 17.49	23.07%	$ 571,753	1.14%	1.14%	1.11%	102%
C	12.61	0.05	2.73	2.78	(0.06)	—	(0.06)	15.33	22.13	67,778	1.88	1.88	0.37	102
I	14.31	0.24	3.07	3.31	(0.21)	—	(0.21)	17.41	23.36	428,563	0.89	0.89	1.54	102
R3	14.58	0.14	3.14	3.28	(0.13)	—	(0.13)	17.73	22.69	69,884	1.42	1.42	0.87	102
R4	14.84	0.19	3.20	3.39	(0.17)	—	(0.17)	18.06	23.07	192,812	1.12	1.12	1.17	102
R5	14.98	0.25	3.22	3.47	(0.21)	—	(0.21)	18.24	23.47	240,029	0.82	0.82	1.52	102
R6	15.06	0.29	3.21	3.50	(0.22)	—	(0.22)	18.34	23.59	218,688	0.71	0.71	1.70	102
Y	15.07	0.24	3.25	3.49	(0.22)	—	(0.22)	18.34	23.51	1,131,809	0.74	0.74	1.49	102
F (4)	14.79	0.20	2.44	2.64	—	—	—	17.43	17.85 (5)	526,321	0.71 (6)	0.71 (6)	1.75 (6)	102
The Hartford International Value Fund
For the Year Ended October 31, 2021
A	$ 11.27	$ 0.29	$ 5.24	$ 5.53	$ (0.16)	$ —	$ (0.16)	$ 16.64	49.38%	$ 58,055	1.23%	1.23%	1.88%	25%
C	11.12	0.15	5.20	5.35	(0.11)	—	(0.11)	16.36	48.27	7,693	1.97	1.97	1.00	25
I	11.40	0.34	5.28	5.62	(0.30)	—	(0.30)	16.72	49.79	1,370,819	0.95	0.95	2.19	25
R3	11.36	0.25	5.26	5.51	(0.22)	—	(0.22)	16.65	48.84	704	1.56	1.56	1.59	25
R4	11.32	0.28	5.24	5.52	(0.25)	—	(0.25)	16.59	49.24	4,081	1.26	1.26	1.79	25
R5	11.44	0.32	5.31	5.63	(0.29)	—	(0.29)	16.78	49.76	37,168	0.94	0.94	2.09	25
R6	11.68	0.31	5.45	5.76	(0.30)	—	(0.30)	17.14	49.88	30,933	0.84	0.84	2.01	25
Y	11.67	0.35	5.41	5.76	(0.30)	—	(0.30)	17.13	49.84	438,442	0.91	0.90	2.19	25
F	11.41	0.32	5.32	5.64	(0.31)	—	(0.31)	16.74	49.94	238,372	0.84	0.84	2.10	25
For the Year Ended October 31, 2020
A	$ 14.53	$ 0.16	$ (3.00)	$ (2.84)	$ (0.42)	$ —	$ (0.42)	$ 11.27	(20.24)%	$ 29,857	1.22%	1.22%	1.31%	26%
C	14.31	0.05	(2.96)	(2.91)	(0.28)	—	(0.28)	11.12	(20.83)	6,692	1.99	1.99	0.37	26
I	14.69	0.19	(3.01)	(2.82)	(0.47)	—	(0.47)	11.40	(19.98)	450,897	0.92	0.92	1.56	26
R3	14.62	0.11	(3.03)	(2.92)	(0.34)	—	(0.34)	11.36	(20.53)	344	1.57	1.57	0.88	26
R4	14.62	0.15	(3.00)	(2.85)	(0.45)	—	(0.45)	11.32	(20.26)	2,812	1.27	1.27	1.26	26
R5	14.72	0.20	(3.02)	(2.82)	(0.46)	—	(0.46)	11.44	(19.94)	26,420	0.95	0.95	1.59	26
R6	15.03	0.20	(3.07)	(2.87)	(0.48)	—	(0.48)	11.68	(19.87)	40,184	0.86	0.86	1.58	26
Y	15.02	0.19	(3.07)	(2.88)	(0.47)	—	(0.47)	11.67	(19.93)	224,804	0.93	0.91	1.43	26
F	14.70	0.19	(3.00)	(2.81)	(0.48)	—	(0.48)	11.41	(19.91)	176,284	0.86	0.86	1.53	26
For the Year Ended October 31, 2019
A	$ 15.11	$ 0.31	$ 0.15	$ 0.46	$ (0.34)	$ (0.70)	$ (1.04)	$ 14.53	3.90%	$ 205,566	1.20%	1.20%	2.19%	51%
C	14.86	0.20	0.17	0.37	(0.22)	(0.70)	(0.92)	14.31	3.14	17,367	1.95	1.95	1.45	51
I	15.28	0.39	0.12	0.51	(0.40)	(0.70)	(1.10)	14.69	4.20	1,004,021	0.91	0.91	2.74	51
R3	15.17	0.25	0.18	0.43	(0.28)	(0.70)	(0.98)	14.62	3.53	669	1.54	1.54	1.80	51
R4	15.20	0.31	0.15	0.46	(0.34)	(0.70)	(1.04)	14.62	3.85	1,396	1.25	1.25	2.17	51
R5	15.32	0.39	0.11	0.50	(0.40)	(0.70)	(1.10)	14.72	4.13	34,293	0.95	0.95	2.80	51
R6 (13)	14.59	0.30	0.14	0.44	—	—	—	15.03	3.05 (5)	170,365	0.84 (6)	0.84 (6)	3.15 (6)	51
Y	15.60	0.38	0.14	0.52	(0.40)	(0.70)	(1.10)	15.02	4.21	619,624	0.90	0.89	2.63	51
F	15.30	0.36	0.15	0.51	(0.41)	(0.70)	(1.11)	14.70	4.24	280,593	0.84	0.84	2.55	51
The accompanying notes are an integral part of these financial statements.
75

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund – (continued)
For the Year Ended October 31, 2018
A	$ 17.87	$ 0.28	$ (1.88)	$ (1.60)	$ (0.55)	$ (0.61)	$ (1.16)	$ 15.11	(9.67)%	$ 293,131	1.20%	1.20%	1.65%	22%
C	17.61	0.15	(1.85)	(1.70)	(0.44)	(0.61)	(1.05)	14.86	(10.32)	26,524	1.92	1.92	0.92	22
I	18.07	0.33	(1.90)	(1.57)	(0.61)	(0.61)	(1.22)	15.28	(9.41)	905,960	0.90	0.90	1.91	22
R3	17.99	0.23	(1.91)	(1.68)	(0.53)	(0.61)	(1.14)	15.17	(10.02)	851	1.55	1.55	1.32	22
R4	17.98	0.28	(1.90)	(1.62)	(0.55)	(0.61)	(1.16)	15.20	(9.71)	1,441	1.25	1.25	1.64	22
R5	18.13	0.34	(1.93)	(1.59)	(0.61)	(0.61)	(1.22)	15.32	(9.46)	30,210	0.93	0.93	1.98	22
Y	18.43	0.35	(1.95)	(1.60)	(0.62)	(0.61)	(1.23)	15.60	(9.39)	685,942	0.87	0.87	1.99	22
F	18.09	0.37	(1.93)	(1.56)	(0.62)	(0.61)	(1.23)	15.30	(9.31)	382,297	0.83	0.83	2.16	22
For the Year Ended October 31, 2017
A	$ 15.02	$ 0.28	$ 3.28	$ 3.56	$ (0.27)	$ (0.44)	$ (0.71)	$ 17.87	24.76%	$ 379,165	1.32%	1.32%	1.77%	26%
C	14.80	0.18	3.24	3.42	(0.17)	(0.44)	(0.61)	17.61	24.01	34,949	1.93	1.93	1.14	26
I	15.19	0.40	3.26	3.66	(0.34)	(0.44)	(0.78)	18.07	25.21	1,196,683	0.93	0.93	2.43	26
R3	15.14	0.25	3.30	3.55	(0.26)	(0.44)	(0.70)	17.99	24.46	933	1.57	1.57	1.51	26
R4	15.12	0.31	3.28	3.59	(0.29)	(0.44)	(0.73)	17.98	24.83	1,758	1.25	1.25	1.91	26
R5	15.24	0.46	3.21	3.67	(0.34)	(0.44)	(0.78)	18.13	25.18	21,727	0.93	0.93	2.65	26
Y	15.48	0.40	3.34	3.74	(0.35)	(0.44)	(0.79)	18.43	25.29	736,027	0.86	0.86	2.37	26
F (4)	15.50	0.31	2.28	2.59	—	—	—	18.09	16.71 (5)	377,877	0.83 (6)	0.83 (6)	2.61 (6)	26

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2017.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on February 28, 2018.
(8)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(9)	Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund. The portfolio turnover is reflective of the activity from October 7, 2019 to October 31, 2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108% which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.
(10)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(11)	Amount is less than $0.01 per share.
(12)	Amount is less than 0.01%.
(13)	Commenced operations on February 28, 2019.
The accompanying notes are an integral part of these financial statements.
76

Hartford International/Global Equity Funds
 Notes to Financial Statements
 October 31, 2021

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-six series, as of October 31, 2021. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
Hartford Climate Opportunities Fund (the "Climate Opportunities Fund")
Hartford Emerging Markets Equity Fund (the "Emerging Markets Equity Fund")
Hartford Global Impact Fund (the "Global Impact Fund")
Hartford International Equity Fund (the "International Equity Fund")
The Hartford International Growth Fund (the "International Growth Fund")
The Hartford International Opportunities Fund (the "International Opportunities Fund")
The Hartford International Value Fund (the "International Value Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective April 1, 2021, Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Certain classes of the International Equity Fund are closed to new investors, subject to certain exceptions. For more information, please see the Funds' prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other
77

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment
78

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which such Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
79

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, annually and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2021.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2021, each of Emerging Markets Equity Fund, International Equity Fund and International Value Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
80

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2021, the International Value Fund had used Foreign Currency Contracts.
c)	Additional Derivative Instrument Information:
Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 159,649	$ —	$ 159,649
Total	$ —	$ —	$ —	$ 159,649	$ —	$ 159,649

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 763,685	$ —	$ 763,685
Total	$ —	$ —	$ —	$ 763,685	$ —	$ 763,685
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (212,722)	$ —	$ (212,722)
Total	$ —	$ —	$ —	$ (212,722)	$ —	$ (212,722)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	110
International Equity Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 221,751	$ —	$ 221,751
Total	$ —	$ —	$ —	$ 221,751	$ —	$ 221,751

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

81

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

International Equity Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 3,754,712	$ —	$ 3,754,712
Total	$ —	$ —	$ —	$ 3,754,712	$ —	$ 3,754,712
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (47,726)	$ —	$ (47,726)
Total	$ —	$ —	$ —	$ (47,726)	$ —	$ (47,726)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	136
International Value Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts	$ —	$ —	$ —	$ 437,291	$ —	$ 437,291
Total	$ —	$ —	$ —	$ 437,291	$ —	$ 437,291

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 7,852,388	$ —	$ 7,852,388
Net realized gain (loss) on foreign currency contracts	—	(399,577)	—	—	—	(399,577)
Total	$ —	$ (399,577)	$ —	$ 7,852,388	$ —	$ 7,452,811
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 487,382	$ —	$ 487,382
Total	$ —	$ —	$ —	$ 487,382	$ —	$ 487,382
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	300
Foreign Currency Contracts Purchased at Contract Amount	$ 9,797,466
Foreign Currency Contracts Sold at Contract Amount	$ 9,764,168
82

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2021:

Emerging Markets Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (159,649)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(159,649)
Derivatives not subject to a MNA	—	159,649
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

International Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (221,751)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(221,751)
Derivatives not subject to a MNA	—	221,751
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

International Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 437,291	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	437,291	—
Derivatives not subject to a MNA	(437,291)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
83

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2021 and October 31, 2020 are as follows:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Climate Opportunities Fund	$ 1,060,101	$ —	$ 209,754	$ 787,883
Emerging Markets Equity Fund	5,430,419	—	7,706,634	—
Global Impact Fund	517,626	—	645,398	—
International Equity Fund	10,069,912	—	21,795,762	—
International Growth Fund	1,028,985	19,501,742	2,743,072	—
International Opportunities Fund	26,618,599	—	58,210,750	—
International Value Fund	28,144,815	—	71,505,291	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
84

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

As of October 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Climate Opportunities Fund	$ 3,005,074	$ 5,058,106	$ —	$ 30,534,927	$ 38,598,107
Emerging Markets Equity Fund	8,280,511	—	(8,014,081)	66,319,889	66,586,319
Global Impact Fund	495,938	3,111,568	(18,605,425)	33,837,018	18,839,099
International Equity Fund	15,220,469	11,298,466	(5,974,530)	137,756,029	158,300,434
International Growth Fund	3,012,846	2,188,410	—	175,038,609	180,239,865
International Opportunities Fund	71,153,129	386,397,079	—	885,533,494	1,343,083,702
International Value Fund	60,858,513	—	(353,525,973)	154,491,346	(138,176,114)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares and non deductible expenses from partnership adjustments. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
International Equity Fund	$ (695)	$ 695
International Opportunities Fund	16,997,002	(16,997,002)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Equity Fund	$ 8,014,081	$ —
Global Impact Fund*	1,929,144	16,676,281
International Equity Fund*	3,428,999	2,545,531
International Value Fund	30,092,636	323,433,337

*	Future utilization of losses are subject to limitation under current tax laws.
The Climate Opportunities Fund, International Growth Fund and International Opportunities Fund have no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2021.
During the year ended October 31, 2021 Emerging Markets Equity Fund utilized $44,956,375, Global Impact Fund utilized $7,678,446, International Equity Fund utilized $49,948,045, International Opportunities Fund utilized $402,676,050, International Value Fund utilized $75,974,363 of prior year capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2021 is different from book purposes primarily due to wash sale loss deferrals, partnerships and passive foreign investment company (PFIC) mark-to-market adjustments. The net unrealized appreciation/depreciation on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, and market to market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized
85

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Climate Opportunities Fund	$ 122,027,150	$ 31,968,319	$ (1,432,704)	$ 30,535,615
Emerging Markets Equity Fund	429,459,837	89,788,069	(21,396,394)	68,391,675
Global Impact Fund	107,805,192	35,966,111	(2,108,013)	33,858,098
International Equity Fund	765,363,108	174,030,850	(35,894,614)	138,136,236
International Growth Fund	498,846,642	182,886,274	(7,865,730)	175,020,544
International Opportunities Fund	3,873,865,179	948,534,125	(58,722,574)	889,811,551
International Value Fund	2,008,465,230	264,063,479	(109,178,311)	154,885,168
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of October 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund (or allocated portion of the assets in the case of Climate Opportunities Fund) in accordance with the Fund’s investment objective and policies. With respect to the Climate Opportunities Fund, HFMC has also entered into a sub-advisory agreement with Schroder Investment Management North America Inc. (“SIMNA”) and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement. SIMNA performs the daily investment of the assets for a portion of the Climate Opportunities Fund in accordance with Climate Opportunities Fund's investment objectives and policies and SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for such portion of the Climate Opportunities Fund. HFMC pays a sub-advisory fee to one or more sub-advisers out of its investment management fee. With respect to Climate Opportunities Fund, SIMNA pays a sub-sub-advisory fee to SIMNA Ltd. out of the sub-advisory fees received from HFMC for the Fund.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Climate Opportunities Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion
Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion
Global Impact Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion
International Equity Fund	0.4600% on first $1 billion and;
0.4500% on next $1 billion and;
0.4400% on next $3 billion and;
0.4300% over $5 billion
86

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Fund	Management Fee Rates
International Growth Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion
International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion
International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC, was revised. Effective May 1, 2021, the fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. For the period November 1, 2020 through April 30, 2021, HFMC received the following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2021, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) through February 28, 2022 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Growth Fund	1.30%	2.05%	1.00%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2021, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.17%	1.93%	0.88%	1.08%	0.99%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.44%	2.20%	1.12%	1.70%	1.43%	1.13%	0.98%	1.10%	0.98%
Global Impact Fund	1.18%	1.93%	0.87%	1.40%	1.10%	0.80%	0.69%	0.79%	0.69%
International Equity Fund	0.94%	1.72%	0.61%	1.23%	0.94%	0.63%	0.53%	0.63%	0.52%
International Growth Fund	1.26%	2.05%	1.00%	1.55%	1.26%	0.94%	0.84%	0.95%	0.84%
International Opportunities Fund	1.07%	1.85%	0.77%	1.40%	1.10%	0.79%	0.69%	0.75%	0.68%
International Value Fund	1.23%	1.97%	0.95%	1.56%	1.26%	0.94%	0.84%	0.90%	0.84%
87

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2021, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Climate Opportunities Fund	$ 363,836	$ 15
Emerging Markets Equity Fund	59,618	124
Global Impact Fund	101,176	81
International Equity Fund	169,170	1,303
International Growth Fund	206,492	3,045
International Opportunities Fund	569,176	1,582
International Value Fund	138,755	20
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2021, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Climate Opportunities Fund	$ 231
Emerging Markets Equity Fund	844
Global Impact Fund	206
International Equity Fund	1,607
International Growth Fund	1,178
International Opportunities Fund	7,890
International Value Fund	3,357
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are
88

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2021, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2022, unless the Board of Directors approves its earlier termination as follows:
Fund	Class Y
International Opportunities Fund	0.07%
International Value Fund	0.06%
From November 1, 2020 through February 28, 2021, HASCO contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below as follows:
Fund	Class Y
International Opportunities Fund	0.07%
International Value Fund	0.06%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	0.14%	0.23%	0.13%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00%*
Emerging Markets Equity Fund	0.18%	0.25%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00%*
Global Impact Fund	0.23%	0.25%	0.11%	0.21%	0.15%	0.12%	0.00% *	0.06%	0.00%*
International Equity Fund	0.17%	0.20%	0.09%	0.22%	0.17%	0.11%	0.00% *	0.11%	0.00%*
International Growth Fund	0.17%	0.25%	0.20%	0.22%	0.17%	0.11%	0.00% *	0.11%	0.00%*
International Opportunities Fund	0.14%	0.16%	0.09%	0.22%	0.16%	0.10%	0.00% *	0.07%	0.00%*
International Value Fund	0.13%	0.13%	0.11%	0.22%	0.17%	0.10%	0.00% *	0.06%	0.00%*

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short
89

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of October 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Climate Opportunities Fund	$ 492,608	$ (492,608)	$ —
Emerging Markets Equity Fund	3,583,530	(3,583,530) (3)	—
Global Impact Fund	537,135	(537,135)	—
International Equity Fund	7,246,411	(7,246,411) (3)	—
International Growth Fund	—	— (3)	—
International Opportunities Fund	15,371,182	(15,371,182) (3)	—
International Value Fund	3,789,943	(3,789,943) (3)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
(3)	Includes non-cash collateral of $1,360,639, $1,604,157, $83,913, $17,435,764, and $1,698,449 for Emerging Markets Equity Fund, International Equity Fund, International Growth Fund, International Opportunities Fund, and International Value Fund, respectively.
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.
Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Climate Opportunities Fund
Securities Lending Transactions(1)
Common Stocks	$ 513,591	$ —	$ —	$ —	$ 513,591
Total Borrowings	$ 513,591	$ —	$ —	$ —	$ 513,591
Gross amount of recognized liabilities for securities lending transactions					$ 513,591
Emerging Markets Equity Fund
Securities Lending Transactions(1)
Common Stocks	$ 2,916,519	$ —	$ —	$ —	$ 2,916,519
Total Borrowings	$ 2,916,519	$ —	$ —	$ —	$ 2,916,519
Gross amount of recognized liabilities for securities lending transactions					$ 2,916,519
Global Impact Fund
Securities Lending Transactions(1)
Common Stocks	$ 539,597	$ —	$ —	$ —	$ 539,597
Total Borrowings	$ 539,597	$ —	$ —	$ —	$ 539,597
Gross amount of recognized liabilities for securities lending transactions					$ 539,597
90

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
International Equity Fund
Securities Lending Transactions(1)
Common Stocks	$ 6,166,792	$ —	$ —	$ —	$ 6,166,792
Total Borrowings	$ 6,166,792	$ —	$ —	$ —	$ 6,166,792
Gross amount of recognized liabilities for securities lending transactions					$ 6,166,792
International Value Fund
Securities Lending Transactions(1)
Closed End Funds	$ 1,062	$ —	$ —	$ —	$ 1,062
Common Stocks	4,254,400	—	—	—	4,254,400
Total Borrowings	$ 4,255,462	$ —	$ —	$ —	$ 4,255,462
Gross amount of recognized liabilities for securities lending transactions					$ 4,255,462

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
10.	Affiliate Holdings:
As of October 31, 2021, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	—	—	—	80%	58%	100%	64%	—	31%
Emerging Markets Equity Fund	—	—	—	—	—	19%	9%	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	—	—	—	0%*	0%*	0%*	0%*	—	17%
Emerging Markets Equity Fund	—	—	—	—	—	0%*	0%*	—	—

*	Percentage rounds to zero.
As of October 31, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
International Growth Fund	6%
International Opportunities Fund	5%

*	As of October 31, 2021, affiliated funds of funds and the 529 plan were invested in Class F shares.
11.	Investment Transactions:
For the year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Climate Opportunities Fund	$ 104,396,998	$ 38,933,874	$ 104,396,998	$ 38,933,874
Emerging Markets Equity Fund	489,047,063	439,711,014	489,047,063	439,711,014
Global Impact Fund	65,008,952	40,369,237	65,008,952	40,369,237
International Equity Fund	343,959,943	423,823,536	343,959,943	423,823,536
International Growth Fund	204,595,670	219,506,580	204,595,670	219,506,580
International Opportunities Fund	4,302,094,609	4,309,813,949	4,302,094,609	4,309,813,949
International Value Fund	1,079,916,016	414,718,316	1,079,916,016	414,718,316
91

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

12.	Capital Share Transactions:
The following information is for the years ended October 31, 2021 and October 31, 2020:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Climate Opportunities Fund
Class A
Shares Sold	1,514,018	$ 25,396,212	402,312	$ 4,790,687
Shares Issued for Reinvested Dividends	9,647	145,707	10,691	119,096
Shares Redeemed	(226,983)	(3,867,044)	(104,270)	(1,089,575)
Net Increase (Decrease)	1,296,682	21,674,875	308,733	3,820,208
Class C
Shares Sold	96,240	$ 1,602,267	10,430	$ 119,335
Shares Issued for Reinvested Dividends	330	4,889	803	8,961
Shares Redeemed	(7,894)	(128,559)	(6,323)	(66,708)
Net Increase (Decrease)	88,676	1,478,597	4,910	61,588
Class I
Shares Sold	1,271,177	$ 21,117,554	161,953	$ 1,858,816
Shares Issued for Reinvested Dividends	4,132	62,048	5,710	62,820
Shares Redeemed	(445,837)	(7,545,181)	(100,594)	(1,007,509)
Net Increase (Decrease)	829,472	13,634,421	67,069	914,127
Class R3
Shares Sold	2,778	$ 47,222	—	$ —
Shares Issued for Reinvested Dividends	108	1,589	563	6,294
Net Increase (Decrease)	2,886	48,811	563	6,294
Class R4
Shares Sold	2,304	$ 37,640	5,851	$ 72,072
Shares Issued for Reinvested Dividends	220	3,274	522	5,823
Shares Redeemed	(1,531)	(26,000)	(7)	(79)
Net Increase (Decrease)	993	14,914	6,366	77,816
Class R5
Shares Issued for Reinvested Dividends	167	$ 2,495	515	$ 5,744
Net Increase (Decrease)	167	2,495	515	5,744
Class R6
Shares Sold	15,491	$ 261,399	16	$ 184
Shares Issued for Reinvested Dividends	183	2,725	582	6,463
Shares Redeemed	(9,347)	(157,218)	—	(2)
Net Increase (Decrease)	6,327	106,906	598	6,645
Class Y
Shares Sold	520,527	$ 8,741,714	56,871	$ 652,990
Shares Issued for Reinvested Dividends	2,323	35,497	2,008	22,455
Shares Redeemed	(101,154)	(1,740,882)	(5,864)	(68,570)
Net Increase (Decrease)	421,696	7,036,329	53,015	606,875
Class F
Shares Sold	1,771,820	$ 30,228,352	2,130,262	$ 24,145,052
Shares Issued for Reinvested Dividends	47,077	728,224	60,316	678,149
Shares Redeemed	(334,792)	(5,718,746)	(214,167)	(2,482,128)
Net Increase (Decrease)	1,484,105	25,237,830	1,976,411	22,341,073
Total Net Increase (Decrease)	4,131,004	$ 69,235,178	2,418,180	$ 27,840,370
Emerging Markets Equity Fund
Class A
Shares Sold	665,447	$ 7,278,159	894,498	$ 7,161,896
Shares Issued for Reinvested Dividends	35,475	357,229	98,613	929,923
Shares Redeemed	(1,024,221)	(11,104,708)	(1,971,198)	(16,618,350)
Net Increase (Decrease)	(323,299)	(3,469,320)	(978,087)	(8,526,531)
92

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class C
Shares Sold	67,243	$ 711,768	21,622	$ 185,277
Shares Issued for Reinvested Dividends	315	3,126	3,316	30,843
Shares Redeemed	(65,355)	(707,126)	(148,981)	(1,275,026)
Net Increase (Decrease)	2,203	7,768	(124,043)	(1,058,906)
Class I
Shares Sold	1,104,889	$ 12,051,683	1,483,032	$ 12,145,370
Shares Issued for Reinvested Dividends	33,821	339,223	58,719	551,371
Shares Redeemed	(550,763)	(5,936,934)	(1,209,067)	(10,407,540)
Net Increase (Decrease)	587,947	6,453,972	332,684	2,289,201
Class R3
Shares Sold	12,971	$ 141,537	26,732	$ 236,413
Shares Issued for Reinvested Dividends	211	2,122	859	8,081
Shares Redeemed	(7,678)	(85,184)	(20,665)	(181,785)
Net Increase (Decrease)	5,504	58,475	6,926	62,709
Class R4
Shares Sold	1,900	$ 21,050	6,224	$ 54,543
Shares Issued for Reinvested Dividends	314	3,221	267	2,567
Shares Redeemed	(4,666)	(50,471)	(10,003)	(93,384)
Net Increase (Decrease)	(2,452)	(26,200)	(3,512)	(36,274)
Class R5
Shares Sold	8,159	$ 87,366	29,072	$ 246,354
Shares Issued for Reinvested Dividends	1,088	10,847	1,809	16,899
Shares Redeemed	(92,320)	(989,217)	(20,633)	(173,601)
Net Increase (Decrease)	(83,073)	(891,004)	10,248	89,652
Class R6
Shares Sold	14,033	$ 148,773	26,073	$ 227,816
Shares Issued for Reinvested Dividends	1,504	15,071	2,748	25,806
Shares Redeemed	(122,779)	(1,334,101)	(23,514)	(203,559)
Net Increase (Decrease)	(107,242)	(1,170,257)	5,307	50,063
Class Y
Shares Sold	4,322,840	$ 46,970,696	10,077,007	$ 83,161,874
Shares Issued for Reinvested Dividends	341,826	3,421,680	566,604	5,314,734
Shares Redeemed	(3,850,791)	(41,045,720)	(6,552,988)	(53,379,951)
Net Increase (Decrease)	813,875	9,346,656	4,090,623	35,096,657
Class F
Shares Sold	7,214,889	$ 72,633,622	3,397,773	$ 27,162,249
Shares Issued for Reinvested Dividends	3,280	32,673	56,006	523,094
Shares Redeemed	(2,908,513)	(29,005,499)	(574,643)	(4,747,723)
Net Increase (Decrease)	4,309,656	43,660,796	2,879,136	22,937,620
Total Net Increase (Decrease)	5,203,119	$ 53,970,886	6,219,282	$ 50,904,191
Global Impact Fund
Class A
Shares Sold	525,228	$ 8,545,861	284,403	$ 3,220,910
Issued in Merger	—	—	3,556,151	40,870,135
Shares Issued for Reinvested Dividends	12,025	184,461	12,175	144,394
Shares Redeemed	(419,715)	(6,775,062)	(715,309)	(8,129,845)
Net Increase (Decrease)	117,538	1,955,260	3,137,420	36,105,594
Class C
Shares Sold	54,890	$ 879,257	20,384	$ 240,235
Issued in Merger	—	—	241,538	2,726,961
Shares Issued for Reinvested Dividends	—	—	621	7,239
Shares Redeemed	(63,952)	(997,623)	(96,758)	(1,099,336)
Net Increase (Decrease)	(9,062)	(118,366)	165,785	1,875,099
93

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	1,336,002	$ 21,656,101	928,447	$ 10,474,481
Issued in Merger	—	—	458,167	5,256,190
Shares Issued for Reinvested Dividends	13,224	202,057	11,160	131,691
Shares Redeemed	(730,881)	(11,717,051)	(685,040)	(7,482,979)
Net Increase (Decrease)	618,345	10,141,107	712,734	8,379,383
Class R3
Shares Sold	124,231	$ 1,961,547	117,336	$ 1,284,469
Issued in Merger	—	—	569,209	6,439,177
Shares Issued for Reinvested Dividends	658	9,943	1,931	22,549
Shares Redeemed	(115,264)	(1,785,425)	(293,633)	(3,155,592)
Net Increase (Decrease)	9,625	186,065	394,843	4,590,603
Class R4
Shares Sold	37,856	$ 621,017	32,878	$ 349,452
Issued in Merger	—	—	274,255	3,142,747
Shares Issued for Reinvested Dividends	318	4,869	822	9,729
Shares Redeemed	(50,354)	(834,487)	(240,956)	(2,528,488)
Net Increase (Decrease)	(12,180)	(208,601)	66,999	973,440
Class R5
Shares Sold	18,812	$ 295,332	12,032	$ 135,432
Issued in Merger	—	—	50,594	574,188
Shares Issued for Reinvested Dividends	174	2,640	203	2,372
Shares Redeemed	(12,675)	(195,836)	(44,270)	(478,813)
Net Increase (Decrease)	6,311	102,136	18,559	233,179
Class R6
Shares Sold	335,654	$ 5,284,679	201,761	$ 2,408,145
Shares Issued for Reinvested Dividends	2,911	44,105	614	7,185
Shares Redeemed	(51,344)	(835,401)	(39,266)	(422,055)
Net Increase (Decrease)	287,221	4,493,383	163,109	1,993,275
Class Y
Shares Sold	290,978	$ 4,773,794	—	$ —
Issued in Merger	—	—	1,943,325	22,049,744
Shares Issued for Reinvested Dividends	1,009	15,334	5,044	59,070
Shares Redeemed	(214,500)	(3,289,845)	(1,744,298)	(19,883,102)
Net Increase (Decrease)	77,487	1,499,283	204,071	2,225,712
Class F
Shares Sold	529,354	$ 8,581,368	207,700	$ 2,398,639
Issued in Merger	—	—	117,529	1,356,433
Shares Issued for Reinvested Dividends	2,915	44,482	21,331	251,280
Shares Redeemed	(95,810)	(1,547,068)	(2,743,407)	(32,832,533)
Net Increase (Decrease)	436,459	7,078,782	(2,396,847)	(28,826,181)
Total Net Increase (Decrease)	1,531,744	$ 25,129,049	2,466,673	$ 27,550,104
International Equity Fund
Class A
Shares Sold	1,509,800	$ 19,223,470	1,717,473	$ 17,382,409
Shares Issued for Reinvested Dividends	560,274	6,695,276	1,338,127	14,853,213
Shares Redeemed	(6,525,801)	(81,760,420)	(12,356,666)	(122,375,344)
Net Increase (Decrease)	(4,455,727)	(55,841,674)	(9,301,066)	(90,139,722)
Class C
Shares Sold	42,516	$ 522,743	70,845	$ 703,057
Shares Issued for Reinvested Dividends	3,549	41,985	45,785	502,256
Shares Redeemed	(1,128,331)	(14,105,872)	(1,719,823)	(17,126,093)
Net Increase (Decrease)	(1,082,266)	(13,541,144)	(1,603,193)	(15,920,780)
Class I
Shares Sold	530,494	$ 6,648,375	502,110	$ 5,132,449
Shares Issued for Reinvested Dividends	71,123	859,877	180,224	2,022,109
Shares Redeemed	(724,453)	(9,239,955)	(2,972,078)	(29,066,868)
Net Increase (Decrease)	(122,836)	(1,731,703)	(2,289,744)	(21,912,310)
94

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	110,626	$ 1,399,075	151,619	$ 1,418,914
Shares Issued for Reinvested Dividends	9,156	108,861	27,297	301,361
Shares Redeemed	(214,998)	(2,604,816)	(527,820)	(5,432,886)
Net Increase (Decrease)	(95,216)	(1,096,880)	(348,904)	(3,712,611)
Class R4
Shares Sold	90,189	$ 1,125,600	271,470	$ 2,843,020
Shares Issued for Reinvested Dividends	6,342	75,983	13,681	152,127
Shares Redeemed	(326,746)	(4,187,262)	(465,288)	(4,770,067)
Net Increase (Decrease)	(230,215)	(2,985,679)	(180,137)	(1,774,920)
Class R5
Shares Sold	134,726	$ 1,495,927	995,404	$ 9,612,976
Shares Issued for Reinvested Dividends	15,062	157,996	5,112	49,894
Shares Redeemed	(121,116)	(1,321,935)	(207,657)	(1,810,439)
Net Increase (Decrease)	28,672	331,988	792,859	7,852,431
Class R6
Shares Sold	885,049	$ 11,282,620	2,857,395	$ 30,123,094
Shares Issued for Reinvested Dividends	52,437	636,591	62,967	709,639
Shares Redeemed	(782,135)	(9,985,893)	(1,414,940)	(15,013,677)
Net Increase (Decrease)	155,351	1,933,318	1,505,422	15,819,056
Class Y
Shares Sold	260,063	$ 3,324,027	772,069	$ 7,602,529
Shares Issued for Reinvested Dividends	13,146	159,071	75,384	845,813
Shares Redeemed	(592,794)	(7,247,621)	(2,639,809)	(26,294,911)
Net Increase (Decrease)	(319,585)	(3,764,523)	(1,792,356)	(17,846,569)
Class F
Shares Sold	923,061	$ 11,633,200	1,647,821	$ 16,409,953
Shares Issued for Reinvested Dividends	96,359	1,170,762	152,159	1,714,836
Shares Redeemed	(1,045,625)	(13,342,193)	(1,886,570)	(19,146,096)
Net Increase (Decrease)	(26,205)	(538,231)	(86,590)	(1,021,307)
Total Net Increase (Decrease)	(6,148,027)	$ (77,234,528)	(13,303,709)	$ (128,656,732)
International Growth Fund
Class A
Shares Sold	944,065	$ 17,938,561	971,276	$ 14,400,466
Shares Issued for Reinvested Dividends	274,449	4,898,908	46,525	715,084
Shares Redeemed	(1,135,231)	(21,660,829)	(1,394,765)	(20,391,187)
Net Increase (Decrease)	83,283	1,176,640	(376,964)	(5,275,637)
Class C
Shares Sold	32,549	$ 558,605	57,078	$ 763,710
Shares Issued for Reinvested Dividends	13,030	210,431	—	—
Shares Redeemed	(122,256)	(2,119,402)	(207,135)	(2,780,174)
Net Increase (Decrease)	(76,677)	(1,350,366)	(150,057)	(2,016,464)
Class I
Shares Sold	4,014,754	$ 77,200,503	10,174,888	$ 167,222,205
Shares Issued for Reinvested Dividends	406,046	7,197,750	25,665	390,108
Shares Redeemed	(3,468,352)	(65,288,383)	(1,068,723)	(15,065,304)
Net Increase (Decrease)	952,448	19,109,870	9,131,830	152,547,009
Class R3
Shares Sold	13,028	$ 249,060	13,149	$ 202,176
Shares Issued for Reinvested Dividends	1,429	25,844	96	1,497
Shares Redeemed	(16,963)	(334,752)	(12,978)	(208,683)
Net Increase (Decrease)	(2,506)	(59,848)	267	(5,010)
Class R4
Shares Sold	65,848	$ 1,297,244	26,402	$ 379,426
Shares Issued for Reinvested Dividends	3,481	64,164	731	11,593
Shares Redeemed	(66,790)	(1,326,956)	(167,605)	(2,525,162)
Net Increase (Decrease)	2,539	34,452	(140,472)	(2,134,143)
95

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	236,790	$ 4,651,930	655,417	$ 9,962,282
Shares Issued for Reinvested Dividends	60,150	1,118,622	16,244	258,611
Shares Redeemed	(287,805)	(5,684,447)	(529,993)	(8,120,326)
Net Increase (Decrease)	9,135	86,105	141,668	2,100,567
Class R6
Shares Sold	212,134	$ 4,171,862	162,782	$ 2,527,138
Shares Issued for Reinvested Dividends	9,554	178,938	2,157	34,507
Shares Redeemed	(82,198)	(1,631,298)	(97,329)	(1,460,254)
Net Increase (Decrease)	139,490	2,719,502	67,610	1,101,391
Class Y
Shares Sold	167,306	$ 3,355,574	143,522	$ 2,173,909
Shares Issued for Reinvested Dividends	24,315	453,763	9,935	158,669
Shares Redeemed	(195,904)	(3,915,533)	(610,815)	(9,561,862)
Net Increase (Decrease)	(4,283)	(106,196)	(457,358)	(7,229,284)
Class F
Shares Sold	1,683,934	$ 31,933,942	4,196,110	$ 63,465,507
Shares Issued for Reinvested Dividends	355,141	6,313,592	75,248	1,145,272
Shares Redeemed	(1,891,912)	(35,641,096)	(2,158,253)	(31,865,262)
Net Increase (Decrease)	147,163	2,606,438	2,113,105	32,745,517
Total Net Increase (Decrease)	1,250,592	$ 24,216,597	10,329,629	$ 171,833,946
International Opportunities Fund
Class A
Shares Sold	2,709,381	$ 54,923,226	2,559,027	$ 39,139,569
Shares Issued for Reinvested Dividends	99,663	1,950,405	372,743	6,142,811
Shares Redeemed	(3,285,979)	(66,322,203)	(5,467,450)	(82,689,207)
Net Increase (Decrease)	(476,935)	(9,448,572)	(2,535,680)	(37,406,827)
Class C
Shares Sold	176,141	$ 3,099,578	95,789	$ 1,290,672
Shares Issued for Reinvested Dividends	—	—	17,705	254,592
Shares Redeemed	(583,447)	(10,273,144)	(933,344)	(12,449,083)
Net Increase (Decrease)	(407,306)	(7,173,566)	(819,850)	(10,903,819)
Class I
Shares Sold	10,647,394	$ 218,214,458	8,681,629	$ 130,649,482
Shares Issued for Reinvested Dividends	132,254	2,569,689	337,884	5,524,402
Shares Redeemed	(4,321,354)	(86,985,497)	(10,481,977)	(152,525,032)
Net Increase (Decrease)	6,458,294	133,798,650	(1,462,464)	(16,351,148)
Class R3
Shares Sold	275,460	$ 5,687,628	369,682	$ 5,642,289
Shares Issued for Reinvested Dividends	288	5,747	26,493	445,087
Shares Redeemed	(785,102)	(16,178,274)	(1,441,041)	(22,907,066)
Net Increase (Decrease)	(509,354)	(10,484,899)	(1,044,866)	(16,819,690)
Class R4
Shares Sold	1,086,638	$ 22,685,773	1,227,863	$ 19,552,160
Shares Issued for Reinvested Dividends	19,303	391,854	84,480	1,443,764
Shares Redeemed	(2,133,674)	(44,708,896)	(3,471,669)	(56,069,772)
Net Increase (Decrease)	(1,027,733)	(21,631,269)	(2,159,326)	(35,073,848)
Class R5
Shares Sold	3,370,668	$ 71,458,836	6,580,250	$ 108,913,230
Shares Issued for Reinvested Dividends	91,203	1,865,096	211,605	3,641,724
Shares Redeemed	(4,980,236)	(104,950,037)	(5,302,792)	(87,808,621)
Net Increase (Decrease)	(1,518,365)	(31,626,105)	1,489,063	24,746,333
Class R6
Shares Sold	14,070,805	$ 300,849,068	10,117,011	$ 167,078,733
Shares Issued for Reinvested Dividends	289,660	5,958,302	640,398	11,085,289
Shares Redeemed	(10,168,986)	(217,521,139)	(7,261,141)	(118,819,824)
Net Increase (Decrease)	4,191,479	89,286,231	3,496,268	59,344,198
96

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	10,716,629	$ 228,340,557	15,628,576	$ 251,384,694
Shares Issued for Reinvested Dividends	382,178	7,861,398	965,804	16,718,064
Shares Redeemed	(14,255,736)	(302,674,245)	(14,752,080)	(237,271,725)
Net Increase (Decrease)	(3,156,929)	(66,472,290)	1,842,300	30,831,033
Class F
Shares Sold	8,982,521	$ 181,211,440	8,718,500	$ 128,042,495
Shares Issued for Reinvested Dividends	267,602	5,199,502	643,786	10,525,899
Shares Redeemed	(9,935,976)	(198,637,097)	(14,214,054)	(215,414,486)
Net Increase (Decrease)	(685,853)	(12,226,155)	(4,851,768)	(76,846,092)
Total Net Increase (Decrease)	2,867,298	$ 64,022,025	(6,046,323)	$ (78,479,860)
International Value Fund
Class A
Shares Sold	2,508,011	$ 39,652,378	4,175,159	$ 47,456,730
Shares Issued for Reinvested Dividends	27,852	385,473	392,547	5,856,795
Shares Redeemed	(1,696,002)	(26,038,090)	(16,068,743)	(186,932,384)
Net Increase (Decrease)	839,861	13,999,761	(11,501,037)	(133,618,859)
Class C
Shares Sold	131,560	$ 2,080,333	11,616	$ 156,116
Shares Issued for Reinvested Dividends	4,216	57,718	19,667	291,273
Shares Redeemed	(267,246)	(3,945,251)	(643,413)	(7,736,271)
Net Increase (Decrease)	(131,470)	(1,807,200)	(612,130)	(7,288,882)
Class I
Shares Sold	62,920,650	$ 952,277,057	26,903,407	$ 292,759,802
Shares Issued for Reinvested Dividends	1,169,552	16,233,382	2,088,548	31,453,537
Shares Redeemed	(21,653,652)	(337,953,913)	(57,783,501)	(661,036,574)
Net Increase (Decrease)	42,436,550	630,556,526	(28,791,546)	(336,823,235)
Class R3
Shares Sold	21,109	$ 312,107	13,719	$ 162,717
Shares Issued for Reinvested Dividends	475	6,595	761	11,482
Shares Redeemed	(9,562)	(156,202)	(30,033)	(389,870)
Net Increase (Decrease)	12,022	162,500	(15,553)	(215,671)
Class R4
Shares Sold	46,216	$ 717,399	213,120	$ 2,756,536
Shares Issued for Reinvested Dividends	2,827	39,047	4,051	60,730
Shares Redeemed	(51,559)	(762,651)	(64,217)	(766,566)
Net Increase (Decrease)	(2,516)	(6,205)	152,954	2,050,700
Class R5
Shares Sold	359,356	$ 5,538,116	990,194	$ 11,082,911
Shares Issued for Reinvested Dividends	47,237	657,545	69,713	1,052,666
Shares Redeemed	(501,405)	(7,778,255)	(1,078,983)	(12,894,290)
Net Increase (Decrease)	(94,812)	(1,582,594)	(19,076)	(758,713)
Class R6
Shares Sold	645,466	$ 10,555,486	593,983	$ 6,445,915
Shares Issued for Reinvested Dividends	46,534	661,246	351,708	5,419,824
Shares Redeemed	(2,328,886)	(34,205,990)	(8,836,841)	(107,825,626)
Net Increase (Decrease)	(1,636,886)	(22,989,258)	(7,891,150)	(95,959,887)
Class Y
Shares Sold	11,713,320	$ 188,751,359	7,689,176	$ 93,744,980
Shares Issued for Reinvested Dividends	381,954	5,427,570	995,869	15,346,347
Shares Redeemed	(5,764,638)	(92,188,845)	(30,660,195)	(358,490,470)
Net Increase (Decrease)	6,330,636	101,990,084	(21,975,150)	(249,399,143)
Class F
Shares Sold	4,816,857	$ 77,367,527	7,832,635	$ 96,788,191
Shares Issued for Reinvested Dividends	309,572	4,296,856	597,006	8,990,903
Shares Redeemed	(6,335,674)	(97,079,753)	(12,066,272)	(134,616,686)
Net Increase (Decrease)	(1,209,245)	(15,415,370)	(3,636,631)	(28,837,592)
Total Net Increase (Decrease)	46,544,140	$ 704,908,244	(74,289,319)	$ (850,851,282)
97

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

13.	Fund Reorganization:
At a meeting held August 6-7, 2019, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of The Hartford International Small Company Fund (the "International Small Company Fund"), a series of the Company, with and into the Global Impact Fund, a separate series of the Company (the “Reorganization”).
Pursuant to the terms of the Agreement and Plan of Reorganization, after the close of business on November 22, 2019, the International Small Company Fund transferred all of its assets to the Global Impact Fund, in exchange for shares of the Global Impact Fund and the assumption of all of the liabilities of the International Small Company Fund by the Global Impact Fund.
After the close of business on November 22, 2019, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Global Impact Fund in the following amounts:

Share Class	Net Assets of International Small Company Fund as of the close of business on November 22, 2019 ("Reorgnaization Date")	Shares of the International Small Company Fund as of the Reorganization Date	Value of Shares Issued by Global Impact Fund	Shares Issued by Global Impact Fund	Net Assets of the Global Impact Fund immediately after the Reorganization
Class A	$ 40,870,135	3,497,018	$ 40,870,135	3,556,151	$ 41,662,028
Class C	2,726,961	265,134	2,726,961	241,538	2,765,829
Class I	5,256,190	453,959	5,256,190	458,167	19,495,626
Class R3	6,439,177	545,236	6,439,177	569,209	6,743,012
Class R4	3,142,747	264,884	3,142,747	274,255	3,170,337
Class R5	574,188	48,210	574,188	50,594	690,320
Class R6	N/A	N/A	N/A	N/A	986,093
Class Y	22,049,744	1,852,131	22,049,744	1,943,325	22,354,435
Class F	1,356,433	118,490	1,356,433	117,529	32,567,024
	$ 82,415,575	7,045,062	$ 82,415,575	7,210,768	$ 130,434,704
Each shareholder of a share class of International Small Company Fund received shares of the same share class of the Global Impact Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.
Some of the investments held by International Small Company Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the Global Impact Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.
As of the Reorganization Date, the International Small Company Fund had investments valued at $82,029,834 with a cost basis of $80,872,975. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Global Impact Fund were recorded at fair value; however, the cost basis of the investments received by the Global Impact Fund from International Small Company Fund were carried forward to align ongoing reporting of the Global Impact Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The aggregate net assets of the Global Impact Fund immediately after the acquisition were $130,434,704 which included $1,156,859 of acquired unrealized appreciation.
Assuming the Reorganization had been completed on November 1, 2019, the Global Impact Fund’s pro-forma results of operations for the year ended October 31, 2020 are as follows:
Net investment income	$ 578,299
Net realized and unrealized gain (loss) on investments	$ 11,380,118
Net increase (decrease) in net assets from operations	$11,958,417
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. From November 1, 2020 through March 4, 2021, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million
98

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2021, none of the Funds had borrowings under this facility.
15.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
17.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Company, on behalf of the Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
18.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
99

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund (seven of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2021
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
100

Hartford International/Global Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not increase or reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
101

Hartford International/Global Equity Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2021. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	75	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	75	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG(4), (5) (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	75	None
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	75	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK(5) (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	75	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).
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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	75	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	75	None
LEMMA W. SENBET(4) (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	75	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	75	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	75	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

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Directors and Officers of the Company (Unaudited) – (continued)

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Directors.
(5)	Mr. Birdsong will retire effective December 31, 2021. Anticipating Mr. Birdsong's retirement, the Board has elected Christine R. Detrick to serve as Chair of the Board effective November 4, 2021. Accordingly, effective November 4, 2021, Mr. Birdsong will no longer serve as Chair of the Board. Effective November 5, 2021, Ms. Detrick also will serve as a Director of Capital One Financial Corporation.
(6)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
Hartford Climate Opportunities Fund
Hartford Emerging Markets Equity Fund
Hartford Global Impact Fund
Hartford International Equity Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Value Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of the Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); (ii) the continuation of an investment management agreement by and between HFMC and HMF, on behalf of the Hartford Global Impact Fund (the “Global Impact Management Agreement” and together with the Management Agreement, the “Management Agreements”); (iii) the continuation of an investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) with respect to the Hartford Climate Opportunities Fund; (iv) the continuation of an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Schroders Sub-Advisory Agreement, the “Schroders Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., “Schroders”) with respect to the Hartford Climate Opportunities Fund (the “Sub-Sub-Advised Fund”); and (v) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Schroders Sub-Advisory Agreement, the “Sub-Advisory Agreements” and together with the Management Agreements and the Sub-Sub-Advisory Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (“Wellington,” and together with Schroders, the “Sub-advisers,” and collectively with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to the Sub-advisers, which provide certain day-to-day portfolio management services for the Funds and the Sub-Sub-Advised Fund, respectively, subject to oversight by HFMC, the Board considered, among other things, each Sub-Adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-Adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford Climate Opportunities Fund and the Hartford Global Impact Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For each of these Funds, the Board considered that HFMC continues to monitor the competitive landscape and ways to enhance performance assessments. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that, for the Hartford International Equity Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. With respect to The Hartford International Growth Fund, the Board considered that effective September 1, 2020, the Fund no longer operated in a multiple sleeve structure. With respect to the Hartford Climate Opportunities Fund, the Board noted that each of Wellington and Schroders are responsible for the day-to-day portfolio management services for the allocated sleeve of the Fund and considered the performance attributions of each sleeve. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.
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Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC and each Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Fund. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-advisers with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-advisers relating to the management and sub-advisory fees, including the sub-advisory fee schedule(s) for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services a Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with
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Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford Climate Opportunities Fund and Hartford Global Impact Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which Schroders serve as investment adviser.
The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2021.
111

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Climate Opportunities Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Emerging Markets Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.45% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Global Impact Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford International Equity Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period, and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.
The Hartford International Growth Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford International Opportunities Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, its actual management fee, and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
112

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford International Value Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and below its benchmark for the 3-year period.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
113

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
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Based on the type of product or service You apply for or get from us, Personal Information such as:
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To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
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This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

[This page is intentionally left blank]

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
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Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Mutual funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Advisory services are provided by Hartford Funds Management Company, LLC (HFMC). Certain funds are sub-advised by Wellington Management Company LLP and/or Schroder Investment Management North America Inc. Schroder Investment Management North America Ltd. serves as a sub-sub-adviser to certain funds. Hartford Funds refers to HFD and HFMC, which are not affiliated with any sub-adviser.
MFAR-GE21    12/21     226048    Printed in the U.S.A.

Hartford Fixed
Income Funds
Annual Report
October 31, 2021

■ The Hartford Emerging Markets Local Debt Fund
■ The Hartford Floating Rate Fund
■ The Hartford Floating Rate High Income Fund
■ The Hartford High Yield Fund
■ The Hartford Inflation Plus Fund
■ The Hartford Municipal Opportunities Fund
■ Hartford Municipal Short Duration Fund
■ The Hartford Short Duration Fund
■ The Hartford Strategic Income Fund
■ Hartford Sustainable Municipal Bond Fund[1]
■ The Hartford Total Return Bond Fund
■ The Hartford World Bond Fund

[1]	Formerly, Hartford Municipal Income Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2020 through October 31, 2021.
Market Review
During the 12 months ended October 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 42.9%, a number that reflects one of the most remarkable market rebounds in recent memory, particularly when measured against the March 2020 sell-off at the start of the coronavirus (COVID-19) pandemic.
That said, the market’s extraordinary performance occurred against a backdrop of uncertain and sometimes contradictory economic signals: inflation fears; global supply-chain bottlenecks; tightened labor markets; political gridlock; a stubbornly persistent pandemic and a U.S. Federal Reserve (Fed) methodically signaling its intention to cut back on the monetary stimulus that helped fuel the recovery.
A year ago, markets had already bounced back from their March 2020 lows, yet the economy still faced considerable turbulence from a fiercely divisive U.S. presidential election and a resurgence of COVID-19 infections. Once the election was settled in November 2020, the emergence of safe and effective vaccines provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by the U.S. Congress in late December 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. In August 2021, a $1.2 trillion proposal for an infrastructure spending package received U.S. Senate approval. However, by the period’s end, the outcome for the administration’s $1.75 trillion “Build Back Better” proposal, focused on social-safety-net improvements and climate-change mitigation, remained uncertain.
Inflation headlines dominated the spring and summer of 2021. In July 2021, the Fed’s preferred measure of inflation had risen to levels not seen since 1991.2 The supply-chain disruptions spawned in part by the economic recovery helped drive up prices for gasoline, used cars, airfare tickets, durable goods, and a host of other items toward the end of the period. The Fed's previous assurances that inflation would be mostly transitory were being sorely tested.
Throughout the period, the Fed continued to maintain its ongoing policy of near-zero interest rates in support of the recovery. However, in September 2021, Fed Chairman Jerome Powell rattled markets when he announced preparations for having the Fed gradually cut back the $120 billion in bonds it had been purchasing each month since the start of the pandemic. By period’s end, markets had recovered.
As of the end of the period, the economic recovery appears durable. Yet, inflation remains a wildcard and market volatility may persist. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Personal Consumption Expenditures Price Index, which excludes food and energy prices, rose 3.6% in July 2021. Source: U.S. Bureau of Economic Analysis and the St. Louis Fed, as of September 2021.

Hartford Fixed Income Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Emerging Markets Local Debt Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	3.20%	2.14%	1.14%
Class A2	-1.44%	1.20%	0.68%
Class C1	2.43%	1.39%	0.39%
Class C3	1.43%	1.39%	0.39%
Class I1	3.28%	2.40%	1.39%
Class R3[1]	3.09%	2.10%	0.92%
Class R4[1]	3.02%	2.12%	1.12%
Class R5[1]	3.48%	2.48%	1.41%
Class Y1	3.36%	2.46%	1.43%
Class F1	3.57%	2.52%	1.44%
JP Morgan GBI Emerging Markets Global Diversified Index	0.84%	1.96%	0.37%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.42%	1.18%
Class C	2.18%	1.93%
Class I	1.07%	0.93%
Class R3	1.70%	1.48%
Class R4	1.40%	1.18%
Class R5	1.10%	0.88%
Class Y	1.09%	0.88%
Class F	0.98%	0.83%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

2

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
James W. Valone, CFA*
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Michael T. Henry
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Kevin F. Murphy
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
*James W. Valone, CFA, announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP's parent company, and effective December 31, 2021, he will no longer serve as a portfolio manager for the Fund. As his retirement date approaches, Mr. Valone's portfolio management responsilites will transition to Michael T. Henry.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 3.20%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD Index), which returned 0.84% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 1.77% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seeks either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.
Why did the Fund perform this way?
Performance across the emerging markets fixed income sectors was positive during the period. Local emerging-markets debt, as measured by the GBI-EMGD Index, generated a total return of 0.84% in U.S. dollar terms. Appreciation of emerging-markets currencies versus the U.S. dollar drove the positive return, while emerging-markets rates had a negative impact on relative performance for the period.
Emerging-markets corporate debt finished the period with a return of 5.27%, as measured by the JP Morgan CEMBI Broad Diversified Index (CEMBIBD Index). Credit spreads narrowed by 0.88% to a level of 3.00% by the end of the period.
Among key events during the twelve-month period ended October 31, 2021, COVID-19 continued to headline global news with country lockdowns needed to help slow the spread of the virus earlier in the period. Improvements later in the period as vaccine deployment continued globally reduced the number of weekly coronavirus cases and deaths. During the period, G7 leaders pledged to provide 1 billion COVID-19 vaccine doses for poorer countries to help speed up the vaccination process.
Governments across Europe were forced to subsidize and cap bills to deal with soaring European gas prices during the period. Separately, the Organization of the Petroleum Exporting Countries (OPEC+)
confirmed its plan over the same period to gradually increase oil output, indicating confidence in the ability of the recovering global economy to absorb this additional supply. Following this, Russian President Vladimir Putin confirmed an increase in gas deliveries to Europe to help stave off an energy crisis. The European Union (EU), excluding Bulgaria, approved a new law to make greenhouse gas emissions targets legally binding as the focus on climate change in the EU continues to be a priority.
Israel and Hamas agreed to a cease-fire during the period in efforts to de-escalate the Israeli- Palestinian conflict. Hong Kong passed President Xi Jinping’s plan to end open elections, creating a review committee to approve candidates for elected office. Chile elected the left-leaning special assembly to draft a new constitution during the period, weakening the country’s free-market model. In Peru, left wing candidate Pedro Castillo claimed victory in the presidential election. In Ecuador, career banker Guillermo Lasso won Ecuador’s presidential election during the period. Turkish President Recep Tayyip Erdogan surprisingly replaced the central bank governor Naci Agbal with Sahap Kavcioglu. China’s property giant Evergrande missed interest payments of its offshore bonds during the period, entering the 30-day grace period. In an effort to ring-fence the assets, China's housing regulator boosted oversight of Evergrande's bank accounts to protect funds earmarked for housing projects from being diverted to creditors.
Within the Fund, relative to the GBI-EMGD Index, duration positioning was the driver of relative outperformance during the period, with currency positioning and security selection also contributing favorably to relative results. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance, as generally speaking, corporate bonds outperformed the local rates and coupon component of the GBI-EMGD Index. Within the corporate bond holdings in the Fund, security selection drove positive performance versus the broad CEMBIBD Index, while country allocation had a negative impact. The Fund’s duration strategies contributed favorably to relative performance during the period.
The Fund’s duration strategies contributed favorably to relative performance during the period. The Fund’s underweight exposure to emerging-markets local market duration, as emerging markets’

3

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

interest rates increased over the period, added favorably to relative results over the period. In contrast, the corporate holding duration impact detracted from relative results over the same period. The duration effect for external corporate debt is measured by U.S. Treasury yield movement and over the period U.S. Treasury rates increased. When examining emerging- markets local market duration exposure, underweight exposure to Brazil, Poland, and Chile, drove positive relative performance. In contrast, external debt allocations in China, United Arab Emirates, and Saudi Arabia detracted from performance.
Security selection was beneficial to performance during the period. In Argentina, an allocation to external quasi-sovereign debt in the oil and gas industry proved favorable. In Russia, an allocation to external corporate debt in the metals and mining, oil and gas, and financial industries added to performance. In the United Arab Emirates, allocations to external quasi-sovereign and external corporate debt, contributed positively to relative performance. In contrast, local curve positioning in Turkey, including an underweight across the yield curve, detracted from performance. An underweight to the long-end of the local curve in Poland and in Indonesia, also detracted from performance.
Currency positioning aided results during the period. An underweight exposure to the Turkish lira added to performance. The Fund’s overweight for most of the period to the Mexican peso and to the Russian ruble proved beneficial as well. In contrast, an overweight for most of the period to the Czech koruna, an allocation to the Argentine peso, and short exposure to the New Zealander dollar, detracted from performance.
During the period, the Fund’s interest rate and credit positioning were primarily implemented through cash bond positions and derivatives, such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. During the period, we used local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the use of derivatives contributed positively to the Fund’s relative performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we observed that developed markets are driving a recovery in global growth supported by vaccine distribution and easing of lockdowns combined with ongoing fiscal stimulus and monetary support. The spread of COVID-19 mutations has slowed the reopening process somewhat, but the global economy continues to rebound. The U.S. Federal Reserve (Fed) has taken notice of rising inflation risks but the announced tapering schedule has been well telegraphed, and the Fed has pushed back on market expectations for rate increases. A recovering global economy has supported emerging markets via a boost through the commodity and global trade channels. Oil prices continue to be supported by OPEC+ production cuts as the market rebalances and demand is recovering as social mobility increases. We believe emerging markets’ economic growth will see a slower recovery path than developed-market countries in part due to uneven access to vaccines and challenges in stabilizing fiscal and debt dynamics. As emerging markets’ growth recovers, we expect emerging-markets fundamentals to gradually improve, though country differentiation remains paramount given remaining vulnerabilities. We remain selective in looking for opportunities to add risk in recognition of the wide range of outcomes around vaccine distribution, ongoing infections, and mutations.
The outlook for emerging-markets local rates is more challenged as both core yields and reflation concerns have limited allocations to local rates markets. Emerging markets’ inflation has increased from all-time lows with further increases expected before moderating later in the second half of 2021 (2H21). This has prompted many emerging-markets central banks to switch to a more aggressive tone and some countries are well into hiking cycles (raising rates) now which has improved attractiveness in select local markets. There are a number of crosswinds impacting emerging-markets foreign exchange (FX) including ongoing U.S. dollar strength and rate volatility weighing on emerging currency markets. Over the longer-term, we do anticipate that proactive central bank action in emerging markets and increasing U.S. external deficit (and as a corollary large external surplus in emerging markets) should bolster emerging-markets currencies.
As of the end of the period, we maintained a modest pro-risk stance in the Fund overall as we see the global backdrop of stronger growth and higher commodity prices as positive for emerging-markets local assets. In rates, we are cautious however and maintained an underweight in the Fund to duration. We have a slightly favorable view on emerging-markets currencies, but we prefer to spread out the Fund’s investments and not tilt meaningfully net short the U.S. dollar more broadly. As of the end of the period, we continued to allocate to emerging-markets local currency-denominated supranationals that show value relative to their respective local rate curves as well as select corporate credits we believe are poised to benefit from the emerging markets’ growth recovery. The Fund’s positioning in emerging-markets currencies is expressed via a broad basket approach aimed at capturing improved fundamentals, while maintaining caution in key trouble areas.
Among emerging-markets corporate issuers, as of the end of the period, we have continued to favor those with a positive fundamental backdrop.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other
4

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

securities markets. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	33.2%
Foreign Government Obligations	61.2
Total	94.4%
Short-Term Investments	4.8
Purchased Options	0.5
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
5

The Hartford Floating Rate Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 04/29/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	7.70%	3.63%	3.90%
Class A2	4.47%	3.00%	3.58%
Class C1	6.84%	2.86%	3.13%
Class C3	5.84%	2.86%	3.13%
Class I1	8.01%	3.92%	4.18%
Class R3[1]	7.25%	3.34%	3.62%
Class R4[1]	7.55%	3.61%	3.89%
Class R5[1]	7.92%	3.89%	4.17%
Class Y1	7.90%	3.93%	4.22%
Class F1	8.06%	3.97%	4.20%
S&P/LSTA Leveraged Loan Index	8.45%	4.46%	4.64%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 3.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 04/23/2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 05/18/2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

The Hartford Floating Rate Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.03%	1.02%
Class C	1.76%	1.76%
Class I	0.75%	0.75%
Class R3	1.39%	1.27%
Class R4	1.09%	1.02%
Class R5	0.79%	0.79%
Class Y	0.73%	0.73%
Class F	0.67%	0.67%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until at least 02/28/2022. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
David B. Marshak
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeffrey W. Heuer, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Floating Rate Fund returned 7.70%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index, which returned 8.45% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 7.34% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.48% during the period, driven by rising U.S. Treasury yields (which move inversely to prices). Yields drifted higher across several developed markets as major central banks laid the groundwork for withdrawing accommodative policies and started to reduce monetary stimulus at varying speeds in response to mounting inflation pressures. Although it maintained highly accommodative policy stances during the period, the U.S. Federal Reserve (Fed) indicated it could start to taper its large-scale asset purchases by November 2021 and projected three interest-rate increases in 2023. The European
Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Non-government bond sectors generally outperformed duration-equivalent government bonds. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. Investment-grade corporate spreads compressed by 0.38%, while high-yield corporate spreads compressed by 2.22%, according to Barclays Index data.
Global economic activity dropped off sharply in the aftermath of COVID-19 economic shutdowns but started to rebound as economies reopened. Global gross domestic product (GDP) growth continued to recover during the latter part of the twelve-month period. However, ongoing supply chain disruptions and labor shortages later in the period indicated inflation pressures may prove less “transitory” than previously suspected. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, Chinese manufacturing Purchasing Managers Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while services PMI expanded. Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to lack of shipping capacity and constrained supply to meet demand.

7

The Hartford Floating Rate Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

The U.S. dollar weakened early in the period on the Fed’s pledge to maintain its accommodative monetary policies, but later it rallied versus most currencies, supported by rising U.S. Treasury yields, expectations that the Fed would taper its quantitative easing, and a flight to quality driven by concerns about a potential default by Chinese real estate company Evergrande and the U.S. debt ceiling deadlock. The British pound ended the period lower as supply-chain disruptions created broad challenges for the United Kingdom (U.K.), with spiking gas prices and fuel shortages engulfing the country, as well as record-high job vacancies stemming from staff shortages related to the coronavirus pandemic as well as the U.K.’s withdrawal from the European Union (EU), also known as Brexit. The euro also ended the period lower. Most emerging markets (EM) currencies ended the period lower, driven by China’s economic slowdown, Fed tapering concerns, and political uncertainty.
Over the period, sector allocation contributed positively to relative performance and security selection also had a favorable impact. Within sector allocation, an overweight allocation to the Leisure and Energy sectors contributed positively to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index, while an underweight allocation to the Transportation and Lodging sectors detracted from performance. Security selection within the Consumer Products, Utilities, and Retailers sectors contributed positively to relative performance, but was partially offset by selection within the Consumer Cyclical Services, Financial Institutions, and Energy sectors. In aggregate, quality positioning had a negative impact on relative performance as the Fund’s underweight to securities rated CCC and below detracted from performance during a time when lower-quality bonds outperformed.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the period, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. Although we view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards benefited relative performance over the period. The Fund also had a small position in total return swaps (Markit Iboxx USD Liquid High Yield Index). The Fund’s position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund, and it contributed positively to relative performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we have a positive outlook on the bank loans market. The economic outlook remains supportive, and we expect to see continued strong growth through the end of 2021. Infrastructure spending represents an added support, kicking in as policymakers begin to taper their asset purchases in the fourth quarter. As of the end of the period, we believe bank loan prices are attractive for long‐term investors. As of the end of the period, we believe we are finding the best opportunities in higher‐quality, U.S.-focused issuers in less cyclical industries, though we have increased cyclical exposure given supportive consumer fundamentals. We also continued to focus on the Building Materials sector, which we believe is a secular beneficiary of the increasing number of people working from home. As of the end of the period, we are generally avoiding smaller companies given our concerns over their access to capital. With respect to quality, the Fund was overweight B-rated loans as of the end of the period, as we believe they offer the best risk/reward profile. We expect defaults to continue to decline over the next year. We have observed ongoing fundamental improvement and expect rating agencies to reverse some of their prior downgrades, which could provide a boost for the sector. We believe valuations adequately compensate investors for downside risks. Spreads have compressed as of the end of the period, but bank loans still offer attractive income and potential for modest price appreciation in our view. Additionally, we believe they can benefit from a rising rate environment. Retail flows remain positive as of the end of the period, and we project a favorable technical backdrop given strong collateralized loan obligation demand and negative net new-issue supply.
At the end of the period, the Fund maintained an out-of-benchmark allocation to high-yield credit. Within quality positioning, the Fund was underweight BB-rated and CCC and below-rated securities and overweight B-rated securities. In terms of sector positioning, the Fund ended the period with the largest overweights to the Leisure, Healthcare, and Food & Beverage sectors and the largest underweights to the Technology, Diversified Manufacturing, and Chemicals sectors relative to the S&P/LSTA Leveraged Loan Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund's investments may fluctuate in value over a short period of time.
The Fund should not be considered an alternative to certificates of deposit (CDs) or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.
8

The Hartford Floating Rate Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.4%
Exchange-Traded Funds	2.0
Warrants	0.0 *
Total	2.4%
Fixed Income Securities
Convertible Bonds	0.4%
Corporate Bonds	6.9
Senior Floating Rate Interests	85.5
Total	92.8%
Short-Term Investments	5.3
Other Assets & Liabilities	(0.5)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
9

The Hartford Floating Rate High Income Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 09/30/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	8.23%	3.98%	4.47%
Class A2	4.98%	3.35%	4.15%
Class C1	7.38%	3.21%	3.69%
Class C3	6.38%	3.21%	3.69%
Class I1	8.52%	4.18%	4.71%
Class R3[1]	7.88%	3.69%	4.16%
Class R4[1]	8.24%	4.00%	4.47%
Class R5[1]	8.58%	4.30%	4.88%
Class Y1	8.43%	4.29%	4.76%
Class F1	8.45%	4.26%	4.75%
S&P/LSTA Leveraged Loan Index	8.45%	4.46%	4.64%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 3.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 04/23/2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 05/18/2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Floating Rate High Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.17%	1.07%
Class C	1.91%	1.82%
Class I	0.89%	0.82%
Class R3	1.52%	1.37%
Class R4	1.22%	1.07%
Class R5	0.92%	0.77%
Class Y	0.91%	0.80%
Class F	0.81%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
David B. Marshak
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeffrey W. Heuer, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Floating Rate High Income Fund returned 8.23%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index, which returned 8.45% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 7.34% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.48% during the period, driven by rising U.S. Treasury yields (which move inversely to prices). Yields drifted higher across several developed markets as major central banks laid the groundwork for withdrawing accommodative policies and started to reduce monetary stimulus at varying speeds in response to mounting inflation pressures. Although it maintained highly accommodative policy stances during the period, the U.S. Federal Reserve (Fed) indicated it could start to taper its large-scale asset purchases by November 2021 and projected three interest-rate increases in 2023. The European
Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Non-government bond sectors generally outperformed duration-equivalent government bonds. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. Investment-grade corporate spreads compressed by 0.38%, while high-yield corporate spreads compressed by 2.22%, according to Barclays Index data.
Global economic activity dropped off sharply in the aftermath of COVID-19 economic shutdowns but started to rebound as economies reopened. Global gross domestic product (GDP) growth continued to recover during the latter part of the twelve-month period. However, ongoing supply chain disruptions and labor shortages later in the period indicated inflation pressures may prove less “transitory” than previously suspected. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, Chinese manufacturing Purchasing Managers Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while services PMI expanded. Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to lack of shipping capacity and constrained supply to meet demand.

11

The Hartford Floating Rate High Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

The U.S. dollar weakened early in the period on the Fed’s pledge to maintain its accommodative monetary policies, but later it rallied versus most currencies, supported by rising U.S. Treasury yields, expectations that the Fed would taper its quantitative easing, and a flight to quality driven by concerns about a potential default by Chinese real estate company Evergrande and the U.S. debt ceiling deadlock. The British pound ended the period lower as supply-chain disruptions created broad challenges for the United Kingdom (U.K.), with spiking gas prices and fuel shortages engulfing the country, as well as record-high job vacancies stemming from staff shortages related to the coronavirus pandemic as well as the U.K.’s withdrawal from the European Union (EU), also known as Brexit. The euro also ended the period lower. Most emerging markets (EM) currencies ended the period lower, driven by China’s economic slowdown, Fed tapering concerns, and political uncertainty.
During the period, sector allocation contributed positively to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index, while security selection had a negligible impact on relative performance. From a sector allocation perspective, underweight allocations to the Transportation and Lodging sectors detracted from the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index during the period, but this was offset somewhat by an overweight allocation to the Leisure and Energy sectors, which contributed positively to the Fund’s performance. Security selection within the Consumer Cyclical Services, Financial Institutions, and Energy sectors also detracted from the Fund’s relative performance, while selection within the Consumer Products, Utilities, and Retail sectors contributed positively to performance. In aggregate, quality positioning had a negative impact on relative performance, as the Fund’s underweight to securities rated CCC and below detracted from performance during a time when lower-quality securities outperformed.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the period, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. Although we view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to relative performance over the period. The Fund also had a small position in total return swaps (Markit Iboxx USD Liquid High Yield Index) during the period. The Fund’s position, which was used for liquidity purposes and for tactically adjusting the risk posture of the Fund, benefited performance relative to the S&P/LSTA Leveraged Loan Index during the period.
What is the outlook as of the end of the period?
As of the end of the period, we have a positive outlook on the bank loans market. The economic outlook remains supportive, and we expect to see continued strong growth through the end of 2021. Infrastructure spending represents an added support, kicking in as policymakers begin to taper their asset purchases in the fourth quarter. As of the end of the period, we believe bank loan prices are attractive for long‐term investors. As of the end of the period, we believe we are finding the best opportunities in higher‐quality, U.S.-focused issuers in less cyclical industries, though we have increased cyclical exposure given supportive consumer fundamentals. We also continued to focus on the Building Materials sector, which we believe is a secular beneficiary of the increasing number of people working from home. As of the end of the period, we are generally avoiding smaller companies given our concerns over their access to capital. With respect to quality, the Fund was overweight B-rated loans as of the end of the period, as we believe they offer the best risk/reward profile. We expect defaults to continue to decline over the next year. We have observed ongoing fundamental improvement and expect rating agencies to reverse some of their prior downgrades, which could provide a boost for the sector. We believe valuations adequately compensate investors for downside risks. Spreads have compressed as of the end of the period, but bank loans still offer attractive income and potential for modest price appreciation in our view. Additionally, we believe they can benefit from a rising rate environment. Retail flows remain positive as of the end of the period, and we project a favorable technical backdrop given strong collateralized loan obligation demand and negative net new-issue supply.
At the end of the period, the Fund maintained an out-of-benchmark allocation to high-yield credit. Within quality positioning, the Fund was underweight BB-rated and CCC and below-rated securities and overweight B-rated securities. In terms of sector positioning, the Fund ended the period with the largest overweights to the Leisure, Consumer Cyclical Services and Wireless sectors and the largest underweights to the Technology, Diversified Manufacturing, and Chemicals sectors relative to the S&P/LSTA Leveraged Loan Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • The Fund’s investments may fluctuate in value over a short period of time.
The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.
12

The Hartford Floating Rate High Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%
Exchange-Traded Funds	2.8
Warrants	0.0 *
Total	3.1%
Fixed Income Securities
Convertible Bonds	0.5%
Corporate Bonds	9.3
Senior Floating Rate Interests	83.3
Total	93.1%
Short-Term Investments	4.1
Other Assets & Liabilities	(0.3)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
13

The Hartford High Yield Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 09/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	8.90%	5.73%	5.64%
Class A2	4.00%	4.76%	5.16%
Class C1	8.10%	4.96%	4.86%
Class C3	7.10%	4.96%	4.86%
Class I1	9.03%	6.03%	5.92%
Class R3[1]	8.42%	5.43%	5.32%
Class R4[1]	8.73%	5.75%	5.65%
Class R5[1]	9.07%	6.09%	5.97%
Class R6[1]	9.20%	5.97%	5.93%
Class Y1	9.12%	5.95%	5.93%
Class F1	9.26%	6.13%	5.96%
Bloomberg U.S. Corporate High Yield Bond Index	10.53%	6.40%	6.78%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 03/01/2021. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford High Yield Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.03%	0.95%
Class C	1.73%	1.73%
Class I	0.70%	0.69%
Class R3	1.31%	1.27%
Class R4	1.01%	0.97%
Class R5	0.71%	0.67%
Class R6	0.60%	0.55%
Class Y	0.70%	0.66%
Class F	0.60%	0.55%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Christopher A. Jones, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Michael V. Barry*
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
*	Effective August 9, 2021, Michael V. Barry was added as a portfolio manager to The Hartford High Yield Fund.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford High Yield Fund returned 8.90%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s benchmark, the Bloomberg U.S. Corporate High Yield Bond Index, which returned 10.53% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 10.38% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) and European high-yield fixed-income markets generated positive total returns during the trailing twelve months ended October 31, 2021. The Bloomberg U.S. High Yield Corporate Index returned 10.53% for the period, driven by improving credit fundamentals and an increased investor appetite for higher yields. Corporate credit spreads compressed for most of the period as global COVID-19 vaccination rates rose and government imposed restrictions were lifted, leading to improved economic data. Investor confidence in higher yielding assets were further supported during much of the period by central banks’ reassurances that global economies would be backstopped by accommodative monetary policy in the face of any unforeseen coronavirus complications. As coronavirus fears waned towards the end of the period, though, central banks took steps toward policy normalization in response to mounting inflation pressures. At the start of the period, the U.S. Federal Reserve (the Fed) extended its emergency liquidity provisions, but took steps toward removing policy accommodation by the end of the period. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
The Bloomberg U.S. Corporate High Yield Bond Index returned 10.53% for the twelve months ended October 31, 2021 and outperformed duration-equivalent U.S. Treasuries by 11.72% for the same period. The option-adjusted spread (OAS) of the Bloomberg U.S. Corporate High Yield Bond Index was 2.87% on October 31, 2021, tighter than the OAS of 5.09% twelve months ago. Spreads widened significantly at the peak of the pandemic, but then recovered later in the period along with improving economic data, boosted by stimulus measures.
Quality positioning contributed positively to the Fund’s performance relative to the Bloomberg U.S. Corporate High Yield Bond Index during the period, primarily due to an overweight to CCC and below rated securities during a time when lower-quality securities outperformed.
During the period, security selection contributed positively to benchmark-relative returns, driven primarily by selection within the Wirelines and Gaming sectors. This was partially offset by weaker selection in the Restaurant and Financial Institutions sectors.

15

The Hartford High Yield Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Overall, sector allocation decisions detracted from performance relative to the Bloomberg U.S. Corporate High Yield Bond Index during the period, primarily driven by our underweight allocation to the Transportation sector and overweight allocation to the Cable and Satellite sectors. This was partially offset by an underweight to the Utilities and Chemicals sectors, which benefited relative returns.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the trailing twelve months ended October 31, 2021, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to relative performance over the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the economic outlook remains supportive and we expect continued strong growth to close out 2021. Infrastructure spending represents an added accommodation, which we believe should bolster the economy as policymakers begin to taper their asset purchases in the fourth quarter of 2021. Defaults have continued to decline as of the end of the period, but in our opinion, the deteriorating quality of new issuance warrants monitoring, particularly as we are seeing more mergers and acquisitions (M&A) activity and heightened capital expenditures intentions. Inflation continues to be a risk and we expect core inflation to settle into the 2.5-3% range over the next twelve to eighteen months. We will continue to closely monitor these readings along with the reaction functions of policymakers. In our view, corporate liquidity profiles are good, but leverage profiles are now worse than pre-pandemic levels. We will scrutinize liquidity conditions for signs that we believe could lead to increased market volatility.
While spreads currently appear tight, we believe they could remain low for a prolonged period as the global economy is still emerging from a recession. We remain selective with a neutral to slightly defensive risk tilt given richer valuations, in our view, while recognizing that low spreads may last longer due to potential ongoing monetary and fiscal support. We will watch for signs of central banks removing accommodative policies or deteriorating market liquidity before turning more defensive. In our view, credit selection is more important than ever, given the lack of dispersion.
At the end of the period, the Fund’s largest overweight relative to the benchmark was to B rated issuers while the Fund’s largest underweight relative to the benchmark was to the BB segment of the market. The Fund’s largest industry overweights were the packaging and home construction industries. The largest sector underweights in the Fund were the Media and Entertainment and Utilities sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%
Escrows	0.9
Total	1.2%
Fixed Income Securities
Convertible Bonds	2.8%
Corporate Bonds	90.3
Senior Floating Rate Interests	0.7
Total	93.8%
Short-Term Investments	3.6
Other Assets & Liabilities	1.4
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
16

The Hartford Inflation Plus Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	6.88%	3.74%	2.03%
Class A2	2.07%	2.79%	1.56%
Class C1	6.14%	2.98%	1.28%
Class C3	5.14%	2.98%	1.28%
Class I1	7.15%	4.04%	2.30%
Class R3[1]	6.52%	3.39%	1.68%
Class R4[1]	6.84%	3.70%	1.99%
Class R5[1]	7.18%	4.01%	2.28%
Class Y1	7.13%	4.05%	2.34%
Class F1	7.27%	4.07%	2.32%
Bloomberg U.S. TIPS 1-10 Year Index	7.05%	4.03%	2.52%
Bloomberg U.S. TIPS Index	7.08%	4.66%	3.05%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

17

The Hartford Inflation Plus Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.88%	0.86%
Class C	1.60%	1.60%
Class I	0.56%	0.56%
Class R3	1.17%	1.17%
Class R4	0.88%	0.88%
Class R5	0.57%	0.57%
Class Y	0.57%	0.57%
Class F	0.46%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class A. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Allan M. Levin, CFA, FRM, FSA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Brij S. Khurana
Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Inflation Plus Fund returned 6.88%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s primary benchmark, the Bloomberg U.S. TIPS 1-10 Year Index, which returned 7.05% for the same period, and underperforming the Fund’s secondary benchmark, the Bloomberg U.S. TIPS Index, which returned 7.08% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 7.08% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invests primarily in inflation-indexed fixed income securities.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index returned -0.48% during the period, driven by rising U.S. Treasury yields. Over the same period, sovereign yields drifted higher across several developed markets as major central banks laid the groundwork for tighter monetary policy and started to reduce monetary stimulus at varying speeds. The U.S. Federal Reserve (Fed) indicated during the period that it could start to taper its large-scale asset purchases by November 2021 and projected three rate increases in 2023.
Non-government bond sectors generally outperformed duration-equivalent government bonds over the period. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. By the end of the period, credit spreads had widened slightly.
Global central banks maintained highly accommodative policy stances at the beginning of the period. By the end of the period, though, central banks took further steps toward policy normalization in response to mounting inflation pressures. At the start of the period, the Fed extended its emergency liquidity provisions, but took steps toward removing policy accommodation by the end of the period. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Global economic activity dropped off sharply in the aftermath of coronavirus economic shutdowns but started to rebound as economies reopened during the period. Global gross domestic product

18

The Hartford Inflation Plus Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

(GDP) growth continued to recover during the latter part of the twelve-month period. However, ongoing supply chain disruptions and labor shortages that occurred later in the period indicated inflation pressures may prove less “transitory” than previously suspected. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, Chinese manufacturing Purchasing Managers’ Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while the services PMI expanded. Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to lack of shipping capacity and constrained supply to meet demand.
The U.S. dollar weakened early in the period on the Fed’s pledge to maintain policy accommodation, but later rallied versus most currencies supported by rising U.S. yields, Fed tapering expectations, and a flight to quality driven by concerns about a potential default by Chinese real estate company Evergrande and the U.S. debt ceiling deadlock. The British pound ended the period lower as supply-chain disruptions created significant challenges for the United Kingdom (U.K.), with spiking gas prices and fuel shortages engulfing the country. Additionally, staff shortages stemming from the pandemic and the U.K.’s exit from the European Union (EU), also known as Brexit, drove job vacancies to a record high. The euro also ended the period lower. Most emerging markets (EM) currencies ended the period lower driven by China’s economic slowdown, Fed tapering concerns, and political uncertainty.
Real U.S. Treasury yields fell over the past 12 months across the yield curve while nominal U.S. Treasury yields increased from the pandemic lows. Unprecedented action by central banks to support economies in the wake of the COVID-19 pandemic compressed nominal U.S. Treasury yields, while better-than-expected economic data toward the end of the period, supply shortages and bottlenecks, and optimism about re-opening the economy raised U.S. inflation expectations and contributed positively to the outperformance of Treasury Inflation-Protected Securities (TIPS) relative to nominals. Over the twelve months ended October 31, 2021, five- and ten-year TIPS “real” yields fell 0.54% and 0.20%, respectively, and five- and ten-year inflation breakevens (a market-based measure of expected inflation) rose by 1.34% and 0.88%, respectively.
The Fund’s allocation across various credit sectors, such as bank loans, corporate credit, and non-agency residential mortgage-backed securities (RMBS), had a positive impact on performance relative to the Bloomberg U.S. TIPS 1-10 Year Index during the period. The Fund is invested in these “plus” sectors because of our expectation that these particular sectors will be correlated to inflation over time, and the sectors are overlaid with consumer price index (CPI) swaps so that the overall Fund “beta” to inflation is not diminished. An underweight to U.S. TIPS in favor of credit exposure detracted from relative performance while non-U.S. bond exposure was additive to relative performance. The Fund’s tactical duration positions contributed positively to relative performance.
Over the period, we made use of derivatives within the Fund in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging markets currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of these derivatives on relative performance was positive overall.
What is the outlook as of the end of the period?
We believe that unprecedented levels of monetary and fiscal stimulus should likely support above-trend growth, pressuring inflation expectations higher over the long term. However, we believe inflation-linked bond prices and breakeven spreads are likely to be volatile as much of the cyclical momentum in growth is already reflected in these prices, in our opinion. As of the end of the period, we have reduced the Fund’s exposure to long breakeven positions as inflation expectations rose during the year, and we are placing a greater emphasis on security-specific opportunities. We believe that most credit sectors remain an important diversifier. Therefore, we continue to see value in being underweight overall inflation exposure versus the Bloomberg U.S. TIPS 1-10 Year Index.
As of the end of the period, the Fund continued to be underweight overall TIPS exposure and slightly overweight to shorter-duration TIPS, given they are most sensitive to short-term changes in inflation, relative to the Bloomberg U.S. TIPS 1-10 Year Index. We are focused on security selection around the 10-year segment of the TIPS yield curve as of the end of the period. As of the end of the period, the Fund maintained allocations to non-agency RMBS, agency mortgage-backed securities (MBS), and senior commercial mortgage-backed securities (CMBS) with attractive collateral, in our view. We also held an allocation to bank loans as of the end of the period due to what we believe are attractive valuations.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
19

The Hartford Inflation Plus Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	2.3%
Convertible Bonds	0.3
Corporate Bonds	1.7
Foreign Government Obligations	7.4
Senior Floating Rate Interests	7.6
U.S. Government Agencies(2)	0.4
U.S. Government Securities	78.2
Total	97.9%
Short-Term Investments	1.8
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
20

The Hartford Municipal Opportunities Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	2.94%	3.11%	3.99%
Class A2	-1.69%	2.16%	3.51%
Class C1	2.16%	2.35%	3.21%
Class C3	1.16%	2.35%	3.21%
Class I1	3.19%	3.37%	4.25%
Class Y1	3.17%	3.35%	4.24%
Class F1	3.26%	3.40%	4.27%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index	1.78%	2.95%	3.23%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class Y shares commenced operations on 05/31/2018. Performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.68%	0.68%
Class C	1.43%	1.43%
Class I	0.44%	0.44%
Class Y	0.46%	0.46%
Class F	0.37%	0.37%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

21

The Hartford Municipal Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Municipal Opportunities Fund returned 2.94%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, which returned 1.78% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 2.60% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.48% during the period, driven by rising U.S. Treasury yields. Yields drifted higher during the same period across several developed markets as major central banks laid the groundwork for policy normalization and started to reduce monetary stimulus at varying speeds.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a positive total return of 1.78% during the period. This index outperformed duration-equivalent Treasuries over the same period. The yield on 10-year AAA-rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2021, as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries decreased over the period, from 106% to 78%. Over the period, municipal bond fundamentals were generally strong, driven mainly by a high level of fiscal spending. Retail market demand was also supportive on municipal bonds over the period.
The Fed maintained highly accommodative policy stances at the beginning of the period. By the end of the period, central banks took further steps toward the end of quantitative easing in response to mounting inflation pressures. At the start of the period, the Fed extended its emergency liquidity provisions. By the end of the period, it indicated it could start to taper its large-scale asset purchases by November 2021 and projected three rate increases in 2023.
During the period, the primary contributor to the Fund’s returns relative to the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index was an out-of-benchmark allocation to high-yield municipal bonds, particularly revenue bonds. Also contributing to relative returns was security selection within both investment-grade revenue and general obligation bonds. Within revenue bonds, selection in the Tax/Lease, Healthcare and Transportation sectors each contributed positively to relative returns. Additionally, an overweight credit spread duration position versus the benchmark contributed positively to relative returns. Finally, the Fund’s duration/yield curve positioning was moderately additive to relative returns.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe municipal fundamentals are broadly positive based on what we consider to be strong economic activity and generous direct and indirect federal support in response to the COVID-19 pandemic. As of the end of the period, many issuers are sitting on sizable budget surpluses. Additionally, the prospects of an infrastructure bill could provide even more support to municipal bonds, with issuers across a variety of sectors poised to benefit in our opinion. As a result, as of the end of the period, we continued to favor certain revenue bond sectors, including the Transportation and Healthcare sectors. Transportation issuers, including airports and toll roads, entered the crisis with significant reserves and have received additional aid to weather the weakened demand. Hospital volumes have returned to pre-pandemic levels or better for the most part, with what we expect to be better 2021 operating cash flow than in 2020 for most providers. Ongoing tight cost controls are expected to remain through the balance of 2021 along with further release of capital spending restraints. Given the continuing strength of U.S. housing, we believe fundamentals are on solid footing for housing development sector bonds, and we continue to maintain a positive outlook. Significant fiscal support has helped state and local issuers solidify their budgets, and many of them have a meaningful, sustainable surplus in our view. As of the end of the period, we continued to favor local GOs over state issued GOs due to more attractive valuations in our view and their reliance on property taxes that has provided greater revenue stability.

22

The Hartford Municipal Opportunities Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily invests in municipal securities that are exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition of Municipal Bonds(1)
as of 10/31/2021
Municipal Bonds	Percentage of Net Assets
Airport	6.5%
Bond Bank	0.1
Development	3.2
Education	1.5
Facilities	0.0 *
General Obligation	11.1
Higher Education	2.2
Housing	0.9
Medical	5.9
Mello-Roos District	0.6
Multifamily Housing	0.8
Nursing Homes	5.7
Other (2)	25.8
Power	3.9
School District	6.8
Single Family Housing	6.8
Student Loan	0.6
Tobacco	2.6
Transportation	8.8
Utilities	1.3
Water	2.0
Total	97.1%
Short-Term Investments	2.7
Other Assets & Liabilities	0.2
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
23

Hartford Municipal Short Duration Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Comparison of Change in Value of $10,000 Investment (05/29/2015 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	Since Inception[1]
Class A2	1.52%	1.76%	1.69%
Class A3	-3.05%	0.82%	0.96%
Class C2	0.66%	1.33%	1.20%
Class C4	-0.34%	1.33%	1.20%
Class I2	1.65%	1.97%	1.91%
Class F2	1.72%	2.01%	1.94%
Bloomberg Municipal Bond Short 1-5 Year Index	0.76%	1.82%	1.74%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.11%	0.70%
Class C	1.95%	1.45%
Class I	0.89%	0.47%
Class F	0.81%	0.40%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

24

Hartford Municipal Short Duration Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Municipal Short Duration Fund returned 1.52%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Bloomberg Municipal Bond Short 1-5 Year Index, which returned 0.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 0.62% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.48% during the period, driven by rising U.S. Treasury yields. Yields drifted higher during the same period across several developed markets as major central banks laid the groundwork for policy normalization and started to reduce monetary stimulus at varying speeds.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a positive total return of 1.78% during the period. This index outperformed duration-equivalent Treasuries over the same period. The yield on 10-year AAA-rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2021, as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on 10-year Treasuries decreased over the period, from 106% to 78%. Over the period, municipal bond fundamentals were generally strong, driven mainly by a high level of fiscal spending. Retail market demand was also supportive on municipal bonds over the period.
The Fed maintained highly accommodative policy stances at the beginning of the period. By the end of the period, central banks took further steps toward the end of quantitative easing in response to mounting inflation pressures. At the start of the period, the Fed extended its emergency liquidity provisions. By the end of the period, it indicated it could start to taper its large-scale asset purchases by November 2021 and projected three rate increases in 2023.
During the period, the primary contributor to the Fund’s returns relative to the Bloomberg Municipal Bond Short 1-5 Year Index was an out-of-benchmark allocation to high-yield municipal bonds, particularly revenue bonds. Also contributing to relative returns was security selection within both investment-grade revenue and general obligation bonds. Within revenue bonds, selection in the Tax/Lease, Education, Healthcare and Transportation sectors each contributed positively to relative returns. An underweight credit spread duration position versus the benchmark detracted from relative returns. Finally, the Fund’s duration/yield curve positioning detracted from relative returns.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe municipal fundamentals are broadly positive based on what we consider to be strong economic activity and generous direct and indirect federal support in response to the COVID-19 pandemic. As of the end of the period, many issuers are sitting on sizable budget surpluses. Additionally, the prospects of an infrastructure bill could provide even more support to municipal bonds, with issuers across a variety of sectors poised to benefit in our opinion. As a result, as of the end of the period, we continued to favor certain revenue bond sectors, including the Transportation and Healthcare sectors. Transportation issuers, including airports and toll roads, entered the coronavirus crisis with significant reserves and have received additional aid to weather the weakened demand. Hospital volumes have returned to pre-pandemic levels or better for the most part, with operating cash flow that is expected to be better than it was in 2020 for most providers. Ongoing tight cost controls are expected to remain through the balance of 2021 along with further release of capital spending restraints. Given the continuing strength of U.S. housing, we believe fundamentals are on solid footing for housing development sector bonds, and we continue to maintain a positive outlook. Significant fiscal support has helped state and local issuers solidify their budgets, and many of them have a meaningful, sustainable surplus in our view. As of the end of the period, we continued to favor local general obligation bonds over state issued general obligation bonds due to more attractive valuations in our view and a reliance on property taxes, which has provided greater revenue stability.

25

Hartford Municipal Short Duration Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily seeks income that is exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition of Municipal Bonds(1)
as of 10/31/2021
Municipal Bonds	Percentage of Net Assets
Airport	4.2%
Development	5.1
Education	1.8
General Obligation	6.8
Higher Education	3.4
Housing	2.3
Medical	6.4
Multifamily Housing	0.1
Nursing Homes	6.1
Other (2)	27.3
Power	2.5
School District	6.9
Single Family Housing	8.5
Student Loan	2.3
Tobacco	1.9
Transportation	6.6
Utilities	0.3
Water	1.0
Total	93.5%
Short-Term Investments	6.5
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
26

The Hartford Short Duration Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	1.55%	2.44%	2.23%
Class A2	-0.48%	2.03%	2.03%
Class C1	0.81%	1.68%	1.47%
Class C3	-0.19%	1.68%	1.47%
Class I1	1.88%	2.73%	2.53%
Class R3[1]	1.33%	2.17%	1.95%
Class R4[1]	1.51%	2.45%	2.25%
Class R5[1]	1.77%	2.74%	2.53%
Class R6[1]	1.90%	2.79%	2.59%
Class Y1	1.87%	2.74%	2.57%
Class F1	1.81%	2.80%	2.57%
Bloomberg 1-3 Year U.S. Government/Credit Index	-0.05%	1.83%	1.41%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 2.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

The Hartford Short Duration Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.83%	0.81%
Class C	1.54%	1.54%
Class I	0.52%	0.52%
Class R3	1.15%	1.15%
Class R4	0.86%	0.86%
Class R5	0.56%	0.56%
Class R6	0.44%	0.44%
Class Y	0.55%	0.55%
Class F	0.44%	0.44%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements. Net expenses reflect such arrangements only with respect to Class A. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Manager
Timothy E. Smith
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Short Duration Fund returned 1.55%, before sales charge, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index, which returned -0.05% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 1.15% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index returned -0.48% during the period, driven by rising U.S. Treasury yields. Over the same period, sovereign yields drifted higher across several developed markets as major central banks laid the groundwork for tighter monetary policy and started to reduce monetary stimulus at varying speeds. The U.S. Federal Reserve (Fed) indicated during the period that it could start to taper its large-scale asset purchases by November 2021 and projected three rate increases in 2023.
Non-government bond sectors generally outperformed duration-equivalent government bonds over the period. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. By the end of the period, credit spreads had widened slightly.
Global central banks maintained highly accommodative policy stances at the beginning of the period. By the end of the period, though, central banks took further steps toward policy normalization in response to mounting inflation pressures. At the start of the period, the Fed extended its emergency liquidity provisions, but took steps toward removing policy accommodation by the end of the period. The European Central Bank (ECB) reduced the pace of asset purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Global economic activity dropped off sharply in the aftermath of coronavirus economic shutdowns but started to rebound as economies reopened during the period. Global gross domestic product (GDP) growth continued to recover during the latter part of the twelve-month period. However, ongoing supply chain disruptions and labor shortages that occurred later in the period indicated inflation pressures may prove less “transitory” than previously suspected. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, Chinese manufacturing Purchasing Managers’ Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while the services PMI expanded. Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to lack of shipping capacity and constrained supply to meet demand.
The Fund’s allocation to bank loans outside of the Fund’s benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Index, contributed positively to relative performance over the period. The Fund’s overweight to and security selection within investment-grade corporate bonds and out-of-benchmark allocations to high-yield bonds contributed positively as well. Within investment-grade corporate bonds, those in the Industrials, Financials and Utilities sectors all

28

The Hartford Short Duration Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

contributed positively to relative returns. In the securitized sectors, the Fund’s out-of-benchmark allocations to asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), all contributed positively to relative performance. The Fund’s duration/yield curve positioning detracted from relative returns due to an overweight at the five-year portion of the yield curve as rates increased over the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we favored investment-grade corporate credit and securitized sectors. Our base case expectation is for the U.S. economy to continue to grow at a steady pace, as the employment situation has improved, and strength of the consumer remains high in our view. We believe pent up demand, high savings levels, high business and consumer confidence, and high wages have helped support a continuing economic recovery.
Federal fiscal stimulus has also offered major support for the recovery over the period, and we expect it could continue to be supportive over the near future. The Fund’s overall duration posture is close to neutral as of the end of the period.
As of the end of the period, we continued to see select opportunities when combining fundamentals and valuations across the corporate sector. With this sound fundamental and strong technical backdrop, valuations on corporate credit remained at the tighter end relative to historical levels. Corporate credit spreads are likely to remain rangebound, in our view. A future change from inflows to persistent outflows from the fixed-income market, renewed coronavirus fears, or a spike in mergers and acquisitions (M&A) activity could challenge this view. Issuers have continued to take advantage of the lower cost of debt relative to historical yields. M&A activity has increased and helped support the need for new debt financing. However, we typically see a seasonal decline in this activity late in the calendar year. We expect a similar trend at the end of 2021. We are focusing on higher-quality bonds that offer a sensible source of income in this environment, since the upside potential for credit spread tightening is now limited in our view. As of the end of the period, we continued to favor U.S. banks, as we believe balance sheets are less risky due to improved capital ratios and regulation. We are focused on fixed-rate issues within the primary market and remain diversified within our corporate bond exposure.
With strong economic growth, high inflation, and improved employment statistics, Fed tapering of MBS purchases remains the key risk to watch in the mortgage market, in our view. Valuations have benefited from the strong technical backdrop in the MBS market. However, looking ahead, volatility could remain on the high side, in our view, especially given tapering uncertainty.
U.S. consumer fundamentals continued to hold up very well as of the period’s end, supported by fiscal stimulus. Within the sector, we remain focused on the traditional higher-quality ABS sectors, including auto, credit card, and equipment ABS, as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	24.1%
Corporate Bonds	50.0
Municipal Bonds	0.6
Senior Floating Rate Interests	19.4
U.S. Government Agencies(2)	4.1
U.S. Government Securities	1.6
Total	99.8%
Short-Term Investments	0.4
Other Assets & Liabilities	(0.2)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
29

The Hartford Strategic Income Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	5.54%	5.87%	5.02%
Class A2	0.79%	4.90%	4.54%
Class C1	4.89%	5.09%	4.26%
Class C3	3.89%	5.09%	4.26%
Class I1	5.94%	6.15%	5.30%
Class R3[1]	5.18%	5.52%	4.68%
Class R4[1]	5.55%	5.85%	5.01%
Class R5[1]	5.86%	6.16%	5.33%
Class R6[1]	5.96%	6.28%	5.40%
Class Y1	5.86%	6.20%	5.36%
Class F1	5.94%	6.22%	5.34%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 04/02/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

30

The Hartford Strategic Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.98%	0.98%
Class C	1.70%	1.70%
Class I	0.70%	0.70%
Class R3	1.30%	1.30%
Class R4	1.00%	1.00%
Class R5	0.70%	0.70%
Class R6	0.60%	0.60%
Class Y	0.70%	0.70%
Class F	0.59%	0.59%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Strategic Income Fund returned 5.54%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.48% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 5.63% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income sectors (with no more than 65% in any one sector except for defensive purposes), including United States (US) government and foreign governments, with a significant portion of assets in securities rated below investment-grade.
Why did the Fund perform this way?
Over the period, global fixed income markets generated mixed total returns with lower quality sectors such as bank loans and high yield performing the best. Global sovereign debt yields drifted higher across several developed markets as major central banks laid the groundwork for tighter monetary policy and started to reduce monetary stimulus at varying speeds. Over the same period, non-government bond sectors generally outperformed duration-equivalent government bonds. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Spreads continued to narrow over most of the period as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. By the end of the period, credit spreads had widened slightly.
Global central banks maintained highly accommodative policy stances at the beginning of the period. By the end of the period, though, central bankers took further steps toward policy normalization in response to mounting inflation pressures. At the start of the period, the U.S. Federal Reserve (Fed) extended its emergency liquidity provisions but took steps toward removing policy accommodation by the end of the period. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Global economic activity dropped off sharply in the aftermath of coronavirus economic shutdowns but started to rebound as economies reopened during the period. Global gross domestic product (GDP) growth continued to recover during the latter part of the twelve-month period. However, ongoing supply chain disruptions and labor shortages that occurred later in the period indicated inflation pressures may prove less “transitory” than previously suspected. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, the Chinese manufacturing Purchasing Managers Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while the services PMI

31

The Hartford Strategic Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

expanded. Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to a lack of shipping capacity and constrained supply to meet demand.
The U.S. dollar weakened early in the period on the Fed’s pledge to maintain policy accommodation, but later rallied versus most currencies supported by rising U.S. Treasury yields, Fed tapering expectations, and a flight to quality driven by concerns about a potential default by Chinese real estate company Evergrande and the U.S. debt ceiling deadlock. The British pound ended the period lower as supply-chain disruptions created significant challenges for the United Kingdom (U.K.), with spiking gas prices and fuel shortages engulfing the country. Additionally, staff shortages stemming from the coronavirus pandemic and the U.K.’s exit from the European Union (EU), also known as Brexit, drove job vacancies to a record high. The euro also ended the period lower. Most emerging markets (EM) currencies ended the period lower driven by China’s economic slowdown, Fed tapering concerns, and political uncertainty.
On an excess return basis (returns over U.S. Treasuries), credit risk sectors generally outperformed over the trailing twelve-month period ending October 31, 2021. The lowest-rated sectors were among the best performers during the period, benefiting from pent-up demand as economies reopened and COVID-19 vaccination rates increased. High-yield bonds and investment-grade corporate bonds generated positive excess returns over the same period, while securitized sectors had mixed results. Agency mortgage-backed securities (MBS) generated negative excess returns, while asset backed securities (ABS) and commercial mortgage-backed securities (CMBS) generated positive excess returns over the period.
Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund during the period with an overweight to credit risk sectors, including high-yield credit, emerging-markets debt, and bank loans.
Within credit, coupon income helped cushion against the impact of higher sovereign debt yields and widening spreads by the end of the period. The primary contributor to the Fund’s outperformance versus the Bloomberg U.S. Aggregate Bond Index over the period was positioning within global high yield, most notably positioning within the Industrials and Financials sectors. An allocation to bank loans, particularly in the Industrials sector, also contributed positively to relative results. An allocation to convertible bonds also contributed positively to returns over the same period due to their correlation to rising equities. The Fund remained positioned as of the end of the period with an underweight to investment-grade credit in favor of bank loans and high yield bonds during the period. An underweight to investment-grade corporate bonds detracted from relative performance over the same period. The Fund’s allocation to emerging-markets debt was another top contributor to relative results during the period, particularly sovereign external debt and corporate debt exposure, as a recovering global economy supported emerging markets via a boost through the commodity and global trade channels. Allocations to securitized sectors contributed positively to performance, benefiting from continued economic recovery. CMBS aided relative results during the period as well, as collateral performance benefited from continued economic recovery and demand for higher-yielding assets. An allocation to non-agency residential mortgage-backed securities (NA RMBS), particularly post-crisis “2.0” issuances was the top contributor to relative performance within the securitized sectors during the period. Allocations to agency MBS passthroughs and collateral debt obligations (CLOs) also benefited relative performance. The Fund maintained a structural allocation to developed-market currencies at the end of the period. Overall, currency exposure was a positive contributor to relative results over the period. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) had a positive impact on relative results as TIPS outperformed duration-equivalent nominal U.S. Treasuries during the period.
The Fund’s derivative exposure to high-yield bonds contributed positively to relative results, particularly credit default swap indices; exposure to emerging markets Credit Default Swap Index (CDX) was also a positive contributor, while investment-grade CDX exposure detracted from relative results. The Fund’s tactical duration and yield curve positioning had a slightly negative impact overall on the Fund’s performance.
What is the outlook as of the end of the period?
We believe the outlook for global economic growth will continue to be above trend, underpinned by a healing labor market and an improving public health backdrop. We also believe that bouts of market volatility could present opportunities to buy assets at what we consider to be attractive valuations. As of the end of the period, the Fund was positioned with a moderately pro-cyclical risk posture while preserving cash/liquidity and has become shorter in terms of duration positioning. In our view, breakeven inflation rates were attractive at the end of the period and we positioned the Fund for increased inflation expectations. As of the end of the period, the Fund was positioned with an underweight to investment-grade corporates and agency MBS in favor of higher-yielding sectors such as high yield, U.S. bank loans, and parts of the structured finance universe (non-agency RMBS), focusing on companies that have not fully recovered to pre-crisis valuations. Within emerging markets, we believe improved economic data coupled with ample global liquidity could be supportive for emerging asset markets, while lasting coronavirus impacts could drive uneven growth and fiscal trajectories. As a result, we are focused on countries with relatively low repayment needs over the next few years. We believe emerging-markets corporate bonds are better positioned than sovereign bonds to restore their credit profiles, and as of the end of the period, we maintained the Fund’s exposures to corporate issuers with prudent balance sheet management in our view. As of the end of the period, we also held a small exposure to select convertible bond issuers for their strong upside potential, in our view, focusing on the Technology and Biotech sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than
32

The Hartford Strategic Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Restricted securities may be more difficult to sell and price than other securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Convertible Preferred Stocks	0.4
Escrows	0.1
Warrants	0.0 *
Total	0.5%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	9.5%
Convertible Bonds	3.7
Corporate Bonds	25.3
Foreign Government Obligations	21.0
Municipal Bonds	0.7
Senior Floating Rate Interests	19.9
U.S. Government Agencies(2)	10.5
U.S. Government Securities	13.8
Total	104.4%
Short-Term Investments	4.4
Purchased Options	0.0 *
Other Assets & Liabilities	(9.3)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
33

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return, through investments within a sustainability framework.
Comparison of Change in Value of $10,000 Investment (05/29/2015 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	Since Inception[1]
Class A2	3.15%	3.52%	3.72%
Class A3	-1.49%	2.57%	2.98%
Class C2	2.48%	3.12%	3.24%
Class C4	1.48%	3.12%	3.24%
Class I2	3.49%	3.76%	3.97%
Class F2	3.47%	3.80%	3.99%
Bloomberg Municipal Bond Index	2.64%	3.41%	3.60%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Effective 04/30/2021, the Hartford Sustainable Municipal Bond Fund (formerly known as the Hartford Municipal Income Fund) changed its name, investment objective and principal investment strategy. Performance prior to 04/30/2021 reflects the Fund’s performance when it pursued a different investment objective and modified investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

34

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.89%	0.70%
Class C	1.70%	1.45%
Class I	0.69%	0.47%
Class F	0.58%	0.40%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Sustainable Municipal Bond Fund returned 3.15%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned 2.64% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 4.02% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.48% during the period, driven by rising U.S. Treasury yields. Yields drifted higher during the same period across several developed markets as major central banks laid the groundwork for policy normalization and started to reduce monetary stimulus at varying speeds.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond Index, posted a positive total return of 2.64% during the period. This index outperformed duration-equivalent Treasuries over the same period. The yield on 10-year AAA-rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2021, as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA GOs to yields on
10-year Treasuries decreased over the period, from 106% to 78%. Over the period, municipal bond fundamentals were generally strong, driven mainly by a high level of fiscal spending. Retail market demand was also supportive on municipal bonds over the period.
The Fed maintained highly accommodative policy stances at the beginning of the period. By the end of the period, central banks took further steps toward the end of quantitative easing in response to mounting inflation pressures. At the start of the period, the Fed extended its emergency liquidity provisions. By the end of the period, it indicated it could start to taper its large-scale asset purchases by November 2021 and projected three rate increases in 2023.
Effective April 30, 2021, the Fund changed its name, investment objective and principal investment strategy. The primary contributors to the Fund’s performance relative to the Bloomberg Municipal Bond Index were similar for both the period from November 1, 2020 through April 30, 2021 and the period from May 1, 2021 through October 31, 2021. During the twelve-month period, the primary contributor to the Fund’s returns relative to the Bloomberg Municipal Bond Index was an out-of-benchmark allocation to high-yield municipal bonds, particularly revenue bonds. Also contributing to relative returns during the twelve-month period was security selection within both investment-grade revenue and general obligation bonds. Within revenue bonds, selection in the Tax/Lease, Healthcare and Education sectors each contributed positively to relative returns during the twelve-month period. Selection within both state and local general obligation bonds contributed positively to relative returns as well during the twelve-month period. Additionally, an overweight credit spread duration position versus the benchmark contributed positively

35

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

to relative returns during the twelve-month period. Finally, the Fund’s duration/yield curve positioning was moderately additive to relative returns during the twelve-month period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe municipal fundamentals are broadly positive based on what we consider to be strong economic activity and generous direct and indirect federal support in response to the COVID-19 pandemic. As of the end of the period, many issuers are sitting on sizable budget surpluses. Additionally, the prospects of an infrastructure bill could provide even more support to municipal bonds, with issuers across a variety of sectors poised to benefit in our opinion. As a result, as of the end of the period, we continued to favor certain revenue bond sectors, especially the Healthcare sector. Hospital volumes have returned to pre-pandemic levels or better for the most part, with what we expect to be better 2021 operating cash flow than in 2020 for most providers. Ongoing tight cost controls are expected to remain through the balance of 2021 along with further release of capital spending restraints. Given the continuing strength of U.S. housing, we believe fundamentals are on solid footing for housing development sector bonds, and we continue to maintain a positive outlook. Significant fiscal support has helped state and local issuers solidify their budgets, and many of them have a meaningful, sustainable surplus in our view. As of the end of the period, we continued to favor local GOs over state issued GOs due to more attractive valuations in our view and their reliance on property taxes that has provided greater revenue stability.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Focusing on investments that involve sustainable initiatives may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the municipal bonds identified by the sub-adviser as promoting sustainable initiatives do not operate as anticipated. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily seeks income that is exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.
Composition of Municipal Bonds(1)
as of 10/31/2021
Municipal Bonds	Percentage of Net Assets
Airport	1.9%
Development	1.7
Education	2.1
General Obligation	12.3
Higher Education	6.3
Housing	1.4
Medical	9.1
Mello-Roos District	0.3
Multifamily Housing	0.3
Nursing Homes	7.2
Other (2)	16.8
Pollution	0.7
Power	4.1
School District	11.8
Single Family Housing	9.7
Student Loan	3.9
Transportation	7.3
Utilities	0.9
Water	2.6
Total	100.4%
Short-Term Investments	2.0
Other Assets & Liabilities	(2.4)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
36

The Hartford Total Return Bond Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	0.68%	3.70%	3.45%
Class A2	-3.85%	2.75%	2.98%
Class C1	-0.11%	2.90%	2.67%
Class C3	-1.11%	2.90%	2.67%
Class I1	0.86%	3.98%	3.74%
Class R3[1]	0.27%	3.34%	3.11%
Class R4[1]	0.59%	3.66%	3.43%
Class R5[1]	0.93%	4.03%	3.77%
Class R6[1]	0.98%	4.10%	3.84%
Class Y1	0.89%	4.03%	3.83%
Class F1	0.97%	4.09%	3.79%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 03/05/2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Class C shares of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.

37

The Hartford Total Return Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.71%	0.71%
Class C	1.51%	1.51%
Class I	0.45%	0.45%
Class R3	1.06%	1.06%
Class R4	0.76%	0.76%
Class R5	0.46%	0.46%
Class R6	0.35%	0.35%
Class Y	0.45%	0.45%
Class F	0.34%	0.34%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Total Return Bond Fund returned 0.68%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.48% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the 0.63% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower quality sectors such as bank loans and high yield performing the best. The Bloomberg U.S. Aggregate Bond Index returned -0.48% during the period, driven by rising U.S. Treasury yields. Over the same period, sovereign yields drifted higher across several developed markets as major central banks laid the groundwork for tighter monetary policy and started to reduce monetary stimulus at varying speeds. The U.S. Federal Reserve (Fed) indicated during the period that it could start to taper its large-scale asset purchases by November 2021 and projected three rate increases in 2023.
Non-government bond sectors generally outperformed duration-equivalent government bonds over the period. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions, which led to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. By the end of the period, credit spreads had widened slightly.
Global central banks maintained highly accommodative policy stances at the beginning of the period. By the end of the period, though, central banks took further steps toward policy normalization in response to mounting inflation pressures. At the start of the period, the Fed extended its emergency liquidity provisions, but took steps toward removing policy accommodation by the end of the period. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Global economic activity dropped off sharply in the aftermath of coronavirus economic shutdowns but started to rebound as economies reopened during the period. Global gross domestic product (GDP) growth continued to recover during the latter part of the twelve-month period. However, ongoing supply chain disruptions and labor shortages that occurred later in the period indicated inflation pressures may prove less “transitory” than previously suspected. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, Chinese manufacturing Purchasing Managers’ Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while the services

38

The Hartford Total Return Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

PMI expanded. Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to lack of shipping capacity and constrained supply to meet demand.
The U.S. dollar weakened early in the period on the Fed’s pledge to maintain policy accommodation, but later rallied versus most currencies supported by rising U.S. yields, Fed tapering expectations, and a flight to quality driven by concerns about a potential default by Chinese real estate company Evergrande and the U.S. debt ceiling deadlock. The British pound ended the period lower as supply-chain disruptions created significant challenges for the United Kingdom (U.K.), with spiking gas prices and fuel shortages engulfing the country. Additionally, staff shortages stemming from the pandemic and the U.K.’s exit from the European Union (EU), also known as Brexit, drove job vacancies to a record high. The euro also ended the period lower. Most emerging markets (EM) currencies ended the period lower driven by China’s economic slowdown, Fed tapering concerns, and political uncertainty.
During the period, the Fund’s out-of-benchmark allocations to high yield and bank loans, particularly within the Industrials sector, were the primary drivers of the Fund’s outperformance relative to the Bloomberg U.S. Aggregate Bond Index as spreads continued to narrow across credit sectors for most of the same period. The Fund’s allocation to securitized sectors, including non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), asset-backed securities (ABS), and agency mortgage-backed securities (MBS) all contributed positively to relative performance as spreads narrowed over most of the period in sync with other corporate credit markets, benefiting from continued economic recovery. The Fund’s positioning within investment-grade credit contributed positively to relative performance over the same period. The Fund’s modest allocation to emerging markets (EM), sovereign, and corporate debt had a positive impact on relative performance during the period as a recovering global economy supported emerging markets via a boost through the commodity and global trade channels. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) during the period also contributed positively to relative results as inflation expectations increased during the same period.
During the period, we held tactical interest rate positionings in the Fund, implemented partially through interest rate swaps and bond futures, which also contributed positively to relative results.
What is the outlook as of the end of the period?
As of the end of the period, the Fund maintained a moderately pro-cyclical risk posture, which we believe may benefit from continued above trend growth that is underpinned in our opinion by a healing labor market and improving public health backdrop, though coronavirus variants could still hinder the economic recovery. The Fund ended the period with an underweight positioning to investment-grade credit in favor of higher-yielding and securitized sectors relative to the Bloomberg U.S. Aggregate Bond Index. The Fund maintained an overweight to agency MBS pass-throughs relative to the benchmark at the end of the period with a focus on relative value opportunities and income as we believe that income and bank demand can help cushion the impact of Fed tapering. As of the end of the period, the Fund also held structured finance exposure tied to residential mortgages, high quality CLOs, collateralized mortgage obligations (CMOs), and senior CMBS tranches with attractive collateral in our view. The Fund held an out-of-benchmark allocation to high yield as of the end of the period as we expect default rates to continue to decline over the coming year. The Fund also maintained an allocation to bank loans as of the period’s end. Lastly, the Fund held select exposure to EM debt as of the end of the period in recognition of the wide range of outcomes around vaccine distribution, ongoing infections, and mutations.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
39

The Hartford Total Return Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Preferred Stocks	0.0 *
Warrants	0.0 *
Total	0.0% *
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	22.4%
Corporate Bonds	27.1
Foreign Government Obligations	6.9
Municipal Bonds	1.7
Senior Floating Rate Interests	4.4
U.S. Government Agencies(2)	38.5
U.S. Government Securities	26.9
Total	127.9%
Short-Term Investments	2.1
Purchased Options	0.0 *
Other Assets & Liabilities	(30.0)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
40

The Hartford World Bond Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	-0.54%	1.78%	2.24%
Class A2	-5.01%	0.84%	1.77%
Class C1	-1.25%	1.04%	1.50%
Class C3	-2.25%	1.04%	1.50%
Class I1	-0.34%	2.05%	2.51%
Class R3[1]	-0.90%	1.44%	1.90%
Class R4[1]	-0.59%	1.76%	2.22%
Class R5[1]	-0.36%	2.04%	2.51%
Class R6[1]	-0.16%	2.16%	2.62%
Class Y1	-0.25%	2.10%	2.59%
Class F1	-0.25%	2.15%	2.56%
FTSE World Government Bond Index	-3.55%	1.98%	0.96%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.03%	1.03%
Class C	1.76%	1.76%
Class I	0.74%	0.74%
Class R3	1.37%	1.37%
Class R4	1.06%	1.06%
Class R5	0.76%	0.76%
Class R6	0.65%	0.65%
Class Y	0.75%	0.75%
Class F	0.65%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

41

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Mark H. Sullivan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Martin Harvey, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford World Bond Fund returned -0.54%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s primary benchmark, the FTSE World Government Bond Index, which returned -3.55% for the same period, and underperforming the Fund’s secondary benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -0.48% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 0.56% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in United States (US) dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.
Why did the Fund perform this way?
Over the period, global fixed income markets were primarily influenced by the rollout of COVID-19 vaccines and global growth recovery, as well as inflationary concerns later in the period. Global sovereign debt yields rose as economies reopened, growth recovered, and major central banks laid the groundwork for monetary policy normalization and began reducing monetary stimulus at varying speeds. Global gross domestic product (GDP) growth accelerated across most regions during the period, buoyed by continued progress on vaccinations and pent-up demand. Ongoing supply-chain disruptions and labor shortages indicated inflation pressures may prove less “transitory” than previously suspected.
Global central banks maintained highly accommodative policy stances, although by the end of the period central bankers took further steps toward policy normalization during the period in response to mounting inflation pressures. At the start of the period, the U.S. Federal Reserve (Fed) extended its emergency liquidity provisions. By the end of the period, it indicated it could start to taper its large-scale asset purchases by November 2021 and projected three interest-rate increases in 2023. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Global economic activity dropped off sharply in the aftermath of COVID-19 economic shutdowns but started to rebound as economies reopened. Global GDP growth continued to recover during the latter part of the twelve-month period. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, the Chinese manufacturing Purchasing Managers Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while the services PMI expanded. The Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to a lack of shipping capacity and constrained supply to meet demand.
The U.S. dollar weakened early in the period on the Fed’s pledge to maintain policy accommodation, but later rallied versus most currencies supported by rising U.S. Treasury yields, Fed tapering expectations, and a flight to quality driven by concerns about a potential default by Chinese real estate company Evergrande and the U.S. debt ceiling deadlock. The British pound ended the period lower as supply-chain disruptions created broad challenges for the United Kingdom (U.K.), with spiking gas prices and fuel shortages engulfing the country as well as record-high job vacancies due to staff shortages from the coronavirus pandemic and the U.K.’s exit from the European Union (EU), also known as Brexit. The euro also ended the period lower. Most emerging markets (EM) currencies ended the period lower, driven by China’s economic slowdown, Fed tapering concerns, and political uncertainty.
Absolute returns in global sovereigns were generally negative during the twelve-month period due to rising interest rates globally amid the rollout of a COVID-19 vaccine, central bank rhetoric focused on monetary tightening, and persistent inflation concerns as economies reopened. On an excess return basis (returns over U.S. Treasuries), credit risk sectors generally outperformed duration-equivalent government bonds. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of COVID-19 restrictions leading to improved economic data. Later in the period, spreads continued to tighten as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. Investment-grade corporate spreads compressed by 0.38% while high-yield corporate spreads compressed by 2.22%, according to Bloomberg Index data.
For the twelve-month period, the Fund’s currency positioning and credit positioning contributed positively to the Fund’s performance, while the Fund’s country positioning detracted from performance. Relative to the FTSE World Government Bond Index, the Fund’s lower-duration positioning in country strategies contributed positively,

42

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

as sovereign debt yields across most markets moved higher. The Fund’s strategic currency positioning also contributed positively to relative returns, due to select exposures to non-U.S.-dollar currencies.
Within the Fund’s country positioning, the Fund’s core allocation to developed sovereign governments was a negative contributor to the Fund’s performance over the period as bond yields rose throughout the period. Over the period, the Fund had exposure to some of the higher-yielding developed markets such as Australia, New Zealand, and South Korea, which detracted from the Fund’s performance. In macro-based duration strategies, tactical positioning in Australia detracted from relative performance over the period, as yields moved higher across the dollar bloc based on the perceived effectiveness of their pandemic responses. Underweight positions in the euro area throughout the period contributed positively, partially offsetting negative performance. In quantitative strategies, the Fund’s short duration bias through most of 2021 was the key contributor to relative performance during the period. Against the FTSE World Government Bond Index, we maintained a lower duration stance within the Fund for the period, which led to relative outperformance.
Currency positioning had a positive impact on the Fund’s performance. This was due to the Fund’s non-U.S.-dollar exposure held throughout the period, such as the Fund’s exposure to the Swedish krona and Norwegian krone. Most European currencies performed well, specifically in the second quarter of 2021 as growth recovery and a ramp-up in COVID-19 vaccinations benefited the region. Relative to the FTSE World Government Bond Index, the Fund’s higher exposure to the U.S. dollar resulted in outperformance later in the period as the U.S. dollar rallied versus most currencies. In our opportunistic currency strategies, the Fund’s short euro position detracted from performance, particularly in the fourth quarter of 2020 after the euro picked up steam amid positive vaccine rollout news and a Brexit deal.
Within the Fund’s credit positioning, the Fund’s out-of-benchmark opportunistic allocations to high yield and securitized debt sectors contributed positively to absolute returns as the sectors generated positive total returns over the year.
We made use of derivatives in the Fund during the period, including primarily liquid currency forwards and exchange-traded government bond futures, but also (to a lesser extent) credit default swaps, index credit default swaps, as well as interest rate, bond, index and currency futures, and/or options in pursuit of the investment objective as well as to hedge against risk.
The Fund’s macro-driven duration positioning, which is primarily implemented using exchange-traded government bond futures and cash bonds, detracted from the Fund’s performance over the period; the Fund’s country rotation positioning, which is also implemented through exchange-traded government bond futures, contributed positively. The Fund’s macro-driven positioning and strategic market currency positioning are implemented through currency forwards. Macro-driven currency positioning detracted from performance, while strategic currency positioning contributed positively to performance over the period. The Fund’s credit positioning, which is implemented using cash bonds, credit default swaps (index and single name), and interest rate swaps, contributed positively to returns over the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe that central bank policy normalization is imminent. The priority for most developed-markets central banks is to exit quantitative easing (QE). The hurdle to extend QE is high, though timing of tapering for each central bank will vary. We think the recent inflation surge is more than just transitory. Supply disruptions have led to notably persistent price surges across vast swathes of the global economy. Major central banks’ rhetoric remains tilted to a bias for the recent inflationary shock to be transitory, while acknowledging that recent inflation persistence is longer than initially anticipated. Central banks face a delicate balancing act. Is monetary policy tightening supposed to respond to higher consumer prices (driven by supply shortages) or will accelerating prices themselves lay the groundwork for a weaker cycle (by reducing demand)? Policy responses across developed and emerging markets have differed thus far.
Our outlook for the U.S. dollar remains mixed, with a marginally positive skew. As the Fed moves toward somewhat less stimulative policy, the backdrop for broad U.S. dollar depreciation becomes less clear cut. However, after a long period of consolidation, and with Fed expectations priced into a larger extent, we do see scope for a renewed depreciation in the U.S. dollar against certain currencies, such as Australian dollar, Norwegian krone, and New Zealand dollar, which have all performed poorly toward the end of the period. The two scenarios that support this depreciation are i) Fed policy is deemed easy enough for general market optimism to be maintained (benign case); and ii) large U.S. twin deficits (too much liquidity and sticky inflation) will likely cause capital flows out of the dollar (malign case). In our view, the first scenario appears most apparent in the short term. A shift to tighter monetary policy from the Fed or greater market concerns about the negative consequences of stagflation (slower economic growth and higher inflation) are the main threats to the view at this stage – and both scenarios could lead to a further rally in the U.S. dollar.
In high yield, the economic outlook remains supportive, and we expect continued strong growth to close out 2021. In securitized sectors, we continue to have conviction in U.S. housing-related assets in non-agency retail mortgage-backed securities (RMBS). Low mortgage rates, robust demand, and tight inventory are driving strong home price growth in our view, which we believe may continue to be very supportive for RMBS collateral performance. In commercial mortgage-backed securities (CMBS), we maintain a positive outlook overall, but are cautious on certain segments. We believe that the economic recovery bodes well for commercial real estate fundamentals and CMBS collateral performance, and delinquencies have continued to trend down. In asset-backed securities (ABS), we have a constructive outlook for the U.S. consumer. Consumer fundamentals have been holding up very well, supported by continued – albeit reduced – fiscal stimulus, balance sheet strength, and an improving labor market. In corporate credit, while we continue to believe there is scope for further corporate credit outperformance in select markets, we acknowledge the growing potential for market volatility later this year as market participants focus on the risks posed by recently communicated reductions in the Fed’s asset purchases.
43

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The Fund may invest in a smaller number of issuers, so it may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Escrows	0.1
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	6.5%
Convertible Bonds	0.4
Corporate Bonds	13.9
Foreign Government Obligations	63.1
Senior Floating Rate Interests	3.4
U.S. Government Agencies(2)	0.9
U.S. Government Securities	6.6
Total	94.8%
Short-Term Investments	3.1
Purchased Options	0.0 *
Other Assets & Liabilities	2.0
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
44

Hartford Fixed Income Funds
Benchmark Glossary (Unaudited)

Bloomberg 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.
Bloomberg Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) measures the performance of municipal bonds with time to maturity of more than one year and less than five years.
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are U.S. Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the U.S. Securities and Exchange Commission.
Bloomberg U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
Bloomberg U.S. TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
FTSE World Government Bond Index (formerly known as the Citigroup World Government Bond Index) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.
S& P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
“Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

45

Hartford Fixed Income Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2021 through October 31, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Emerging Markets Local Debt Fund
Class A	$ 1,000.00	$ 983.30	$ 5.90	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class C	$ 1,000.00	$ 979.70	$ 9.63	$ 1,000.00	$ 1,015.48	$ 9.80	1.93%
Class I	$ 1,000.00	$ 984.40	$ 4.65	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 981.80	$ 6.34	$ 1,000.00	$ 1,018.75	$ 6.46	1.27%
Class R4	$ 1,000.00	$ 983.20	$ 5.90	$ 1,000.00	$ 1,019.31	$ 6.01	1.18%
Class R5	$ 1,000.00	$ 985.90	$ 4.40	$ 1,000.00	$ 1,020.72	$ 4.48	0.88%
Class Y	$ 1,000.00	$ 984.50	$ 4.40	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 984.90	$ 4.15	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
The Hartford Floating Rate Fund
Class A	$ 1,000.00	$ 1,015.30	$ 5.08	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class C	$ 1,000.00	$ 1,011.60	$ 8.82	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 1,016.70	$ 3.71	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R3	$ 1,000.00	$ 1,012.90	$ 6.34	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class R4	$ 1,000.00	$ 1,014.10	$ 5.08	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R5	$ 1,000.00	$ 1,016.50	$ 3.86	$ 1,000.00	$ 1,021.37	$ 3.87	0.76%
Class Y	$ 1,000.00	$ 1,016.60	$ 3.81	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class F	$ 1,000.00	$ 1,017.10	$ 3.30	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
46

Hartford Fixed Income Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Floating Rate High Income Fund
Class A	$ 1,000.00	$ 1,015.60	$ 5.33	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 1,010.80	$ 9.12	$ 1,000.00	$ 1,016.13	$ 9.15	1.80%
Class I	$ 1,000.00	$ 1,016.90	$ 4.07	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R3	$ 1,000.00	$ 1,014.10	$ 6.85	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R4	$ 1,000.00	$ 1,015.60	$ 5.33	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class R5	$ 1,000.00	$ 1,017.10	$ 3.81	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class Y	$ 1,000.00	$ 1,015.90	$ 3.96	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class F	$ 1,000.00	$ 1,016.10	$ 3.81	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
The Hartford High Yield Fund
Class A	$ 1,000.00	$ 1,013.00	$ 4.82	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class C	$ 1,000.00	$ 1,009.10	$ 8.66	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 1,013.10	$ 3.45	$ 1,000.00	$ 1,021.78	$ 3.47	0.68%
Class R3	$ 1,000.00	$ 1,010.10	$ 6.38	$ 1,000.00	$ 1,018.85	$ 6.41	1.26%
Class R4	$ 1,000.00	$ 1,011.60	$ 4.92	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class R5	$ 1,000.00	$ 1,013.10	$ 3.40	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class R6	$ 1,000.00	$ 1,015.00	$ 2.79	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class Y	$ 1,000.00	$ 1,014.40	$ 3.35	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class F	$ 1,000.00	$ 1,015.00	$ 2.79	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
The Hartford Inflation Plus Fund
Class A	$ 1,000.00	$ 1,035.00	$ 4.36	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class C	$ 1,000.00	$ 1,031.30	$ 8.04	$ 1,000.00	$ 1,017.29	$ 7.98	1.57%
Class I	$ 1,000.00	$ 1,037.40	$ 2.82	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class R3	$ 1,000.00	$ 1,034.20	$ 6.00	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class R4	$ 1,000.00	$ 1,035.80	$ 4.46	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class R5	$ 1,000.00	$ 1,036.70	$ 2.93	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class Y	$ 1,000.00	$ 1,036.50	$ 2.87	$ 1,000.00	$ 1,022.38	$ 2.85	0.56%
Class F	$ 1,000.00	$ 1,036.80	$ 2.31	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
The Hartford Municipal Opportunities Fund
Class A	$ 1,000.00	$ 1,000.40	$ 3.33	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class C	$ 1,000.00	$ 996.60	$ 7.15	$ 1,000.00	$ 1,018.05	$ 7.22	1.42%
Class I	$ 1,000.00	$ 1,001.50	$ 2.17	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class Y	$ 1,000.00	$ 1,001.50	$ 2.17	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class F	$ 1,000.00	$ 1,001.90	$ 1.77	$ 1,000.00	$ 1,023.44	$ 1.79	0.35%
Hartford Municipal Short Duration Fund
Class A	$ 1,000.00	$ 999.30	$ 3.48	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C	$ 1,000.00	$ 994.50	$ 7.24	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class I	$ 1,000.00	$ 999.40	$ 2.32	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 999.80	$ 1.97	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
The Hartford Short Duration Fund
Class A	$ 1,000.00	$ 1,000.20	$ 3.88	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class C	$ 1,000.00	$ 996.50	$ 7.60	$ 1,000.00	$ 1,017.59	$ 7.68	1.51%
Class I	$ 1,000.00	$ 1,001.60	$ 2.47	$ 1,000.00	$ 1,022.74	$ 2.50	0.49%
Class R3	$ 1,000.00	$ 999.10	$ 5.04	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R4	$ 1,000.00	$ 1,000.50	$ 3.63	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R5	$ 1,000.00	$ 1,001.30	$ 2.72	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Class R6	$ 1,000.00	$ 1,001.90	$ 2.17	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class Y	$ 1,000.00	$ 1,001.40	$ 2.67	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Class F	$ 1,000.00	$ 1,000.90	$ 2.12	$ 1,000.00	$ 1,023.09	$ 2.14	0.42%
47

Hartford Fixed Income Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Strategic Income Fund
Class A	$ 1,000.00	$ 1,007.80	$ 4.66	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class C	$ 1,000.00	$ 1,004.70	$ 8.29	$ 1,000.00	$ 1,016.94	$ 8.34	1.64%
Class I	$ 1,000.00	$ 1,009.30	$ 3.29	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class R3	$ 1,000.00	$ 1,005.90	$ 6.52	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class R4	$ 1,000.00	$ 1,007.90	$ 4.61	$ 1,000.00	$ 1,020.62	$ 4.63	0.91%
Class R5	$ 1,000.00	$ 1,008.10	$ 3.39	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class R6	$ 1,000.00	$ 1,009.90	$ 2.74	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Class Y	$ 1,000.00	$ 1,009.20	$ 3.39	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class F	$ 1,000.00	$ 1,009.90	$ 2.74	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Class A	$ 1,000.00	$ 1,000.80	$ 3.48	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C	$ 1,000.00	$ 997.00	$ 7.25	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class I	$ 1,000.00	$ 1,001.90	$ 2.32	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 1,002.30	$ 1.97	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
The Hartford Total Return Bond Fund
Class A	$ 1,000.00	$ 1,011.30	$ 3.45	$ 1,000.00	$ 1,021.78	$ 3.47	0.68%
Class C	$ 1,000.00	$ 1,007.30	$ 7.44	$ 1,000.00	$ 1,017.80	$ 7.48	1.47%
Class I	$ 1,000.00	$ 1,012.70	$ 2.08	$ 1,000.00	$ 1,023.14	$ 2.09	0.41%
Class R3	$ 1,000.00	$ 1,009.40	$ 5.22	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class R4	$ 1,000.00	$ 1,011.10	$ 3.60	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class R5	$ 1,000.00	$ 1,012.50	$ 2.23	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class R6	$ 1,000.00	$ 1,014.00	$ 1.62	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
Class Y	$ 1,000.00	$ 1,012.80	$ 1.98	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
Class F	$ 1,000.00	$ 1,013.10	$ 1.62	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
The Hartford World Bond Fund
Class A	$ 1,000.00	$ 987.80	$ 4.96	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class C	$ 1,000.00	$ 983.60	$ 8.60	$ 1,000.00	$ 1,016.53	$ 8.74	1.72%
Class I	$ 1,000.00	$ 988.30	$ 3.56	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class R3	$ 1,000.00	$ 985.10	$ 6.70	$ 1,000.00	$ 1,018.45	$ 6.82	1.34%
Class R4	$ 1,000.00	$ 987.40	$ 5.41	$ 1,000.00	$ 1,019.76	$ 5.50	1.08%
Class R5	$ 1,000.00	$ 988.20	$ 3.71	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R6	$ 1,000.00	$ 988.80	$ 3.11	$ 1,000.00	$ 1,022.08	$ 3.16	0.62%
Class Y	$ 1,000.00	$ 989.20	$ 3.61	$ 1,000.00	$ 1,021.53	$ 3.67	0.72%
Class F	$ 1,000.00	$ 988.80	$ 3.11	$ 1,000.00	$ 1,022.08	$ 3.16	0.62%
48

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.2%
	Argentina - 0.4%
	YPF S.A.
$ 240,000	6.95%, 07/21/2027(1)	$ 174,002
61,250	8.50%, 03/23/2025	55,662
		229,664
	Azerbaijan - 0.3%
165,000	International Bank of Azerbaijan OJSC 3.50%, 09/01/2024(1)	165,000
	Bermuda - 0.7%
	Ooredoo International Finance Ltd.
200,000	2.63%, 04/08/2031(1)	201,782
215,000	3.25%, 02/21/2023(1)	221,093
		422,875
	British Virgin Islands - 1.8%
123,000	Central American Bottling Corp. 5.75%, 01/31/2027(2)	127,471
200,000	Gold Fields Orogen Holdings BVI Ltd. 6.13%, 05/15/2029(1)	231,700
270,000	Huarong Finance Co., Ltd. 4.50%, 01/24/2022, (4.50% fixed rate until 01/24/2022; 5 year USD CMT + 7.773% thereafter)(1)(3)(4)	262,575
250,000	Sinopec Group Overseas Development Ltd. 2.70%, 05/13/2030(2)	254,119
171,933	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(1)	192,136
		1,068,001
	Cayman Islands - 4.1%
265,000	ADCB Finance Cayman Ltd. 4.00%, 03/29/2023(2)	275,760
199,193	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(2)(5)	147,403
205,000	Country Garden Holdings Co., Ltd. 5.63%, 01/14/2030(1)	201,203
200,000	DP World Salaam 6.00%, 10/01/2025, (6.00% fixed rate until 10/01/2025; 5 year USD CMT + 5.750% thereafter)(1)(3)(4)	218,500
210,000	Meituan 2.13%, 10/28/2025(2)	202,553
490,000	QNB Finance Ltd. 2.63%, 05/12/2025(1)	506,509
200,000	Sands China Ltd. 2.30%, 03/08/2027(2)	189,260
134,426	Sparc EM SPC Panama Metro 0.01%, 12/05/2022(1)(5)	133,350
225,000	Tencent Holdings Ltd. 3.24%, 06/03/2050(2)	218,003
130,000	Vale Overseas Ltd. 3.75%, 07/08/2030	132,269
200,000	Wynn Macau Ltd. 5.13%, 12/15/2029(2)	180,188
		2,404,998
	Chile - 1.1%
	Engie Energia Chile S.A.
200,000	3.40%, 01/28/2030(1)	200,752
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.2% - (continued)
	Chile - 1.1% - (continued)
$ 200,000	4.50%, 01/29/2025(1)	$ 215,124
210,000	VTR Comunicaciones S.p.A. 4.38%, 04/15/2029(1)	211,763
		627,639
	China - 0.8%
200,000	China Development Bank Financial Leasing Co., Ltd. 2.88%, 09/28/2030, (2.88% fixed rate until 09/28/2025; 5 year USD CMT + 2.750% thereafter)(1)(3)	201,392
225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(2)	246,382
		447,774
	Colombia - 1.0%
200,000	Bancolombia S.A. 3.00%, 01/29/2025	201,752
	Ecopetrol S.A.
135,000	4.63%, 11/02/2031	133,867
70,000	5.38%, 06/26/2026	75,703
140,000	6.88%, 04/29/2030	161,700
		573,022
	Cyprus - 0.3%
200,000	Interpipe Holdings plc 8.38%, 05/13/2026(2)	195,100
	Hong Kong - 1.0%
260,000	AIA Group Ltd. 3.38%, 04/07/2030(1)	279,690
275,000	CMB Wing Lung Bank Ltd. 3.75%, 11/22/2027, (3.75% fixed rate until 11/22/2022; 5 year USD CMT + 1.750% thereafter)(1)(3)	279,304
		558,994
	India - 1.2%
	Adani Ports & Special Economic Zone Ltd.
200,000	3.83%, 02/02/2032(2)	198,160
200,000	4.38%, 07/03/2029(1)	209,650
285,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(1)	304,566
		712,376
	Ireland - 1.7%
400,000	Gtlk Europe Capital DAC 4.65%, 03/10/2027(1)	414,060
400,000	Lukoil Capital DAC 2.80%, 04/26/2027(2)	398,600
200,000	PJSC Koks via IMH Capital DAC 5.90%, 09/23/2025(2)	211,140
		1,023,800
	Isle of Man - 0.3%
200,000	AngloGold Ashanti Holdings plc 3.38%, 11/01/2028	198,859
	Israel - 2.1%
200,000	Bank Hapoalim BM 3.26%, 01/21/2032, (3.26% fixed rate until 01/21/2027; 12 mo. USD CMT + 2.155% thereafter)(3)	199,754
	Energean Israel Finance Ltd.
135,000	4.50%, 03/30/2024(1)(2)	137,700
25,000	4.88%, 03/30/2026(1)(2)	25,400

The accompanying notes are an integral part of these financial statements.
49

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.2% - (continued)
	Israel - 2.1% - (continued)
$ 220,000	5.38%, 03/30/2028(1)(2)	$ 222,750
45,000	5.88%, 03/30/2031(1)(2)	45,563
200,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(2)	223,000
	Leviathan Bond Ltd.
70,000	6.50%, 06/30/2027(1)(2)	76,300
105,000	6.75%, 06/30/2030(1)(2)	115,106
200,000	Mizrahi Tefahot Bank Ltd. 3.08%, 04/07/2031, (3.08% fixed rate until 04/07/2026; 5 year USD CMT + 2.250% thereafter)(1)(2)(3)	199,600
		1,245,173
	Jersey - 1.1%
	Galaxy Pipeline Assets Bidco Ltd.
230,000	2.16%, 03/31/2034(1)	224,027
200,000	2.16%, 03/31/2034(2)	194,806
200,000	2.63%, 03/31/2036(2)	194,843
		613,676
	Luxembourg - 1.7%
196,458	Guara Norte S.a.r.l. 5.20%, 06/15/2034(2)	192,285
200,000	Kernel Holding S.A. 6.50%, 10/17/2024(2)	211,145
	Millicom International Cellular S.A.
180,000	5.13%, 01/15/2028(2)	187,830
180,000	5.13%, 01/15/2028(1)	187,830
235,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(1)	244,126
		1,023,216
	Mauritius - 1.1%
200,000	Azure Power Energy Ltd. 3.58%, 08/19/2026(2)(6)	201,460
200,000	Azure Power Solar Energy Pvt Ltd. 5.65%, 12/24/2024(1)	210,000
200,000	MTN Mauritius Investments Ltd. 5.37%, 02/13/2022(1)	202,440
		613,900
	Mexico - 1.9%
200,000	BBVA Bancomer S.A. 6.75%, 09/30/2022(1)	209,500
200,000	Braskem Idesa 6.99%, 02/20/2032(2)	204,719
205,000	Mexico City Airport Trust 5.50%, 07/31/2047(1)	208,177
200,000	Nemak S.A.B. de C.V. 3.63%, 06/28/2031	187,200
130,000	Petroleos Mexicanos 7.69%, 01/23/2050	124,800
200,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(2)	185,601
		1,119,997
	Morocco - 0.4%
223,000	OCP S.A. 3.75%, 06/23/2031(2)	218,538
	Netherlands - 3.6%
425,000	Braskem Netherlands Finance B.V. 4.50%, 01/31/2030(1)	431,273
	Embraer Netherlands Finance B.V.
200,000	6.95%, 01/17/2028(2)	221,900
200,000	6.95%, 01/17/2028(1)	221,900
197,000	Greenko Dutch B.V. 3.85%, 03/29/2026(2)	198,477
EUR 100,000	Metinvest B.V. 5.63%, 06/17/2025(2)	122,247
	Petrobras Global Finance B.V.
$ 60,000	5.50%, 06/10/2051	53,025
100,000	6.75%, 06/03/2050	102,578
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.2% - (continued)
	Netherlands - 3.6% - (continued)
$ 350,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	$ 329,875
200,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	200,384
200,000	VTR Finance N.V. 6.38%, 07/15/2028(2)	213,190
		2,094,849
	Peru - 0.9%
295,000	Kallpa Generacion S.A. 4.13%, 08/16/2027(2)	306,434
200,000	SAN Miguel Industrias Pet S.A. 3.50%, 08/02/2028(2)	196,452
		502,886
	Qatar - 0.3%
200,000	Qatar Petroleum Industry 2.25%, 07/12/2031(2)	197,000
	Saudi Arabia - 0.7%
	Saudi Arabian Oil Co.
200,000	3.50%, 04/16/2029(1)	213,401
200,000	4.25%, 04/16/2039(1)	223,756
		437,157
	Singapore - 1.5%
205,000	BOC Aviation Ltd. 3.88%, 04/27/2026(2)(6)	217,931
200,000	Jollibee Worldwide Pte Ltd. 3.90%, 01/23/2025, (3.90% fixed rate until 01/23/2025; 5 year USD CMT + 4.784% thereafter)(1)(3)(4)	201,084
270,000	United Overseas Bank Ltd. 2.88%, 03/08/2027, (2.88% fixed rate until 03/08/2022; 5 year USD Swap + 1.654% thereafter)(1)(3)	271,680
200,000	Vena Energy Capital Pte Ltd. 3.13%, 02/26/2025(1)	203,612
		894,307
	Spain - 0.4%
250,000	AI Candelaria Spain SLU 5.75%, 06/15/2033(2)(6)	244,703
	Thailand - 0.7%
	Bangkok Bank PCL
200,000	3.47%, 09/23/2036, (3.47% fixed rate until 09/23/2031; 5 year USD CMT + 2.150% thereafter)(2)(3)	198,560
200,000	3.73%, 09/25/2034, (3.73% fixed rate until 09/25/2029; 5 year USD CMT + 1.900% thereafter)(1)(3)	203,392
		401,952
	Turkey - 0.3%
200,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(2)	186,612
	United Arab Emirates - 0.8%
200,000	NBK SPC Ltd. 1.63%, 09/15/2027, (1.63% fixed rate until 09/15/2026; 1 mo. USD SOFR + 1.050% thereafter)(2)(3)	196,355
225,000	Tabreed Sukuk Spc Ltd. 5.50%, 10/31/2025(1)	255,938
		452,293

The accompanying notes are an integral part of these financial statements.
50

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.2% - (continued)
	United States - 1.0%
	DAE Funding LLC
$ 200,000	3.38%, 03/20/2028(1)	$ 204,074
200,000	3.38%, 03/20/2028(2)	204,073
200,000	Kosmos Energy Ltd. 7.50%, 03/01/2028(2)	196,000
		604,147
	Total Corporate Bonds (cost $19,360,801)	$ 19,478,508
FOREIGN GOVERNMENT OBLIGATIONS - 61.2%
	Argentina - 1.4%
ARS 7,410,592	Argentina Treasury Bond 1.20%, 03/18/2022(7)	$ 73,819
	Argentine Bonos del Tesoro
5,840,763	15.50%, 10/17/2026	21,785
8,645,000	16.00%, 10/17/2023	51,309
	Argentine Republic Government International Bond
$ 379,604	0.50%, 07/09/2030(8)	129,654
73,605	1.00%, 07/09/2029	26,867
1,406,855	1.13%, 07/09/2035(8)	436,139
195,000	2.50%, 07/09/2041(8)	67,178
ARS 3,970,000	Autonomous City of Buenos Aires Argentina 37.41%, 03/29/2024, Argentina Deposit Rates Badlar Pvt Banks + 3.250%(8)	35,478
		842,229
	Azerbaijan - 0.4%
$ 200,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(1)	214,140
	Brazil - 2.0%
	Brazil Letras do Tesouro Nacional
BRL 544,000	6.74%, 07/01/2022(5)	89,846
2,946,000	8.12%, 01/01/2024(5)	406,780
	Brazil Notas do Tesouro Nacional
16,000	10.00%, 01/01/2025	2,681
2,690,000	10.00%, 01/01/2027	439,434
785,000	10.00%, 01/01/2029	125,194
496,000	10.00%, 01/01/2031	78,005
		1,141,940
	Chile - 1.5%
	Bonos de la Tesoreria de la Republica en pesos
CLP 30,000,000	2.80%, 10/01/2033	26,600
255,000,000	4.70%, 09/01/2030(1)(2)	286,521
405,000,000	5.00%, 03/01/2035	442,217
100,000,000	6.00%, 01/01/2043	116,554
		871,892
	China - 8.2%
	China Government Bond
CNY 2,020,000	1.99%, 04/09/2025	307,572
6,940,000	2.68%, 05/21/2030	1,051,677
1,900,000	2.85%, 06/04/2027	296,047
2,070,000	3.01%, 05/13/2028	324,576
1,080,000	3.02%, 05/27/2031	169,499
3,110,000	3.13%, 11/21/2029	489,261
2,280,000	3.25%, 06/06/2026	363,067
2,330,000	3.25%, 11/22/2028	370,926
3,830,000	3.27%, 11/19/2030	611,102
1,500,000	3.28%, 12/03/2027	239,655
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 61.2% - (continued)
	China - 8.2% - (continued)
CNY 2,160,000	3.29%, 05/23/2029	$ 344,819
650,000	3.72%, 04/12/2051	105,516
910,000	3.81%, 09/14/2050	149,123
		4,822,840
	Colombia - 3.2%
	Colombian TES
COP 619,175,677	2.25%, 04/18/2029(7)	160,047
179,100,000	5.75%, 11/03/2027	43,518
164,900,000	6.00%, 04/28/2028	40,183
480,500,000	6.25%, 07/09/2036	105,037
278,700,000	7.00%, 03/26/2031	68,917
766,300,000	7.00%, 06/30/2032	187,586
1,012,000,000	7.25%, 10/18/2034	248,366
297,000,000	7.25%, 10/26/2050	67,464
1,232,000,000	7.50%, 08/26/2026	331,322
553,000,000	7.75%, 09/18/2030	146,332
1,563,900,000	10.00%, 07/24/2024	454,510
		1,853,282
	Czech Republic - 2.6%
	Czech Republic Government Bond
CZK 2,640,000	0.05%, 11/29/2029	96,025
5,140,000	0.95%, 05/15/2030(1)	200,519
4,490,000	1.00%, 06/26/2026(1)	186,122
3,200,000	1.20%, 03/13/2031	126,331
610,000	1.50%, 04/24/2040	22,783
1,330,000	1.75%, 06/23/2032	54,805
1,330,000	2.00%, 10/13/2033	55,658
10,190,000	2.50%, 08/25/2028(1)	450,341
7,200,000	2.75%, 07/23/2029	323,518
660,000	4.20%, 12/04/2036(1)	35,239
		1,551,341
	Egypt - 1.0%
	Egypt Government Bond
EGP 1,620,000	14.48%, 04/06/2026	103,219
2,640,000	14.56%, 07/06/2026	168,606
	Egypt Government International Bond
$ 200,000	5.80%, 09/30/2027(2)	194,000
130,000	6.88%, 04/30/2040(1)	115,206
		581,031
	Hungary - 0.6%
	Hungary Government Bond
HUF 23,820,000	1.50%, 04/22/2026	71,108
32,920,000	2.25%, 04/20/2033	88,614
25,230,000	3.00%, 10/27/2027	78,563
42,490,000	3.25%, 10/22/2031	130,210
		368,495
	Indonesia - 4.8%
	Indonesia Treasury Bond
IDR 1,026,000,000	5.13%, 04/15/2027	72,967
1,203,000,000	5.50%, 04/15/2026	86,280
1,065,000,000	5.63%, 05/15/2023	77,126
6,706,000,000	6.13%, 05/15/2028	483,987
1,431,000,000	6.38%, 04/15/2032	103,430
1,618,000,000	6.50%, 02/15/2031	116,375
2,597,000,000	7.00%, 05/15/2027	196,321
3,465,000,000	7.50%, 08/15/2032	262,183
1,022,000,000	7.50%, 06/15/2035	76,321
3,485,000,000	7.50%, 05/15/2038	257,301
4,590,000,000	7.50%, 04/15/2040	340,245
3,748,000,000	8.25%, 06/15/2032	298,921

The accompanying notes are an integral part of these financial statements.
51

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 61.2% - (continued)
	Indonesia - 4.8% - (continued)
IDR 130,000,000	8.25%, 05/15/2036	$ 10,323
2,251,000,000	8.38%, 04/15/2039	179,222
2,714,000,000	8.75%, 05/15/2031	223,844
		2,784,846
	Macedonia - 0.7%
	North Macedonia Government International Bond
EUR 140,000	1.63%, 03/10/2028(2)	156,422
100,000	2.75%, 01/18/2025(1)	120,316
110,000	3.68%, 06/03/2026(2)	137,902
		414,640
	Malaysia - 8.0%
	Malaysia Government Bond
MYR 4,645,000	3.48%, 03/15/2023	1,141,382
1,725,000	3.48%, 06/14/2024	424,535
375,000	3.50%, 05/31/2027	91,251
460,000	3.73%, 06/15/2028	112,895
3,385,000	3.76%, 04/20/2023	834,484
790,000	3.76%, 05/22/2040	179,483
1,265,000	3.83%, 07/05/2034	295,849
1,215,000	3.89%, 08/15/2029	299,110
350,000	3.90%, 11/30/2026	87,232
255,000	3.90%, 11/16/2027	63,238
480,000	3.91%, 07/15/2026	119,609
810,000	3.96%, 09/15/2025	202,373
305,000	4.25%, 05/31/2035	75,055
55,000	4.64%, 11/07/2033	14,007
320,000	4.76%, 04/07/2037	82,245
	Malaysia Government Investment Issue
1,295,000	3.47%, 10/15/2030	306,932
700,000	3.66%, 10/15/2024	173,588
455,000	3.73%, 03/31/2026	112,598
35,000	4.13%, 08/15/2025	8,775
340,000	4.13%, 07/09/2029	85,444
		4,710,085
	Mexico - 5.3%
	Mexican Bonos
MXN 6,789,900	5.50%, 03/04/2027	302,040
13,504,800	5.75%, 03/05/2026	619,333
11,981,200	7.50%, 06/03/2027	584,319
12,402,100	7.75%, 05/29/2031	611,762
2,103,000	7.75%, 11/23/2034	103,454
1,330,100	7.75%, 11/13/2042	63,388
4,718,600	8.00%, 11/07/2047	230,152
2,037,300	8.50%, 05/31/2029	104,834
7,720,900	8.50%, 11/18/2038	395,327
1,764,500	10.00%, 11/20/2036	103,377
		3,117,986
	Oman - 0.4%
$ 200,000	Oman Government International Bond 7.00%, 01/25/2051(1)	208,308
	Peru - 2.0%
	Peru Government Bond
PEN 980,000	5.40%, 08/12/2034	223,950
585,000	5.94%, 02/12/2029	151,565
985,000	6.15%, 08/12/2032	249,917
1,045,000	6.35%, 08/12/2028	277,639
545,000	6.90%, 08/12/2037	138,131
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 61.2% - (continued)
	Peru - 2.0% - (continued)
PEN 185,000	6.95%, 08/12/2031	$ 50,112
360,000	8.20%, 08/12/2026	102,622
		1,193,936
	Poland - 1.8%
	Republic of Poland Government Bond
PLN 1,735,000	0.25%, 01/25/2026(9)	430,996
1,750,000	2.50%, 07/25/2026	442,539
795,000	3.25%, 07/25/2025	206,599
		1,080,134
	Romania - 1.3%
	Romania Government Bond
RON 130,000	4.40%, 09/25/2023	30,615
410,000	4.75%, 02/24/2025	96,764
590,000	4.75%, 10/11/2034	133,699
	Romanian Government International Bond
EUR 85,000	2.63%, 12/02/2040(2)	89,908
85,000	2.63%, 12/02/2040(1)	89,908
100,000	2.88%, 03/11/2029(1)	124,139
115,000	3.62%, 05/26/2030(2)	146,472
55,000	3.62%, 05/26/2030(1)	70,052
		781,557
	Russia - 5.6%
	Russian Federal Bond - OFZ
RUB 27,720,000	5.90%, 03/12/2031	336,210
15,930,000	6.00%, 10/06/2027	202,231
16,390,000	6.10%, 07/18/2035	195,115
10,935,000	6.90%, 05/23/2029	144,123
24,325,000	7.00%, 08/16/2023	336,167
28,480,000	7.05%, 01/19/2028	380,476
12,370,000	7.25%, 05/10/2034	164,440
28,430,000	7.65%, 04/10/2030	391,526
6,245,000	7.70%, 03/23/2033	85,922
20,950,000	7.95%, 10/07/2026	292,829
24,755,000	8.15%, 02/03/2027	349,144
29,465,000	8.50%, 09/17/2031	428,633
		3,306,816
	Serbia - 1.3%
EUR 585,000	Serbia International Bond 3.13%, 05/15/2027(2)	733,553
	South Africa - 4.6%
	Republic of South Africa Government Bond
ZAR 945,000	6.25%, 03/31/2036	42,464
5,221,770	6.50%, 02/28/2041	222,091
10,780,000	7.00%, 02/28/2031	579,756
1,060,000	7.75%, 02/28/2023	71,240
4,215,000	8.00%, 01/31/2030	250,389
7,425,000	8.25%, 03/31/2032	426,058
3,430,000	8.50%, 01/31/2037	186,826
2,805,000	8.75%, 01/31/2044	151,094
7,930,000	8.88%, 02/28/2035	458,087
3,499,000	9.00%, 01/31/2040	195,094
1,680,000	10.50%, 12/21/2026	120,487
		2,703,586
	Supranational - 0.6%
14,700,000	Asian Development Bank 0.01%, 04/30/2040(5)	150,401
	International Finance Corp.
TRY 1,000,000	0.00%, 05/09/2027(5)	37,341
MXN 9,600,000	0.01%, 01/29/2036(5)	146,807
		334,549

The accompanying notes are an integral part of these financial statements.
52

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 61.2% - (continued)
	Thailand - 3.8%
	Thailand Government Bond
THB 7,222,377	1.25%, 03/12/2028(1)(7)		$ 214,502
7,352,000	1.60%, 12/17/2029		219,102
2,065,000	1.60%, 06/17/2035		56,386
1,095,000	1.88%, 06/17/2022		33,272
2,095,000	2.00%, 06/17/2042		56,121
6,290,000	2.13%, 12/17/2026		197,775
8,165,000	3.30%, 06/17/2038		267,565
4,800,000	3.40%, 06/17/2036		158,734
9,555,000	3.65%, 06/20/2031		330,160
7,820,000	3.78%, 06/25/2032		273,849
10,985,000	3.85%, 12/12/2025		367,101
1,770,000	4.88%, 06/22/2029		64,980
			2,239,547
	Uruguay - 0.1%
UYU 1,245,000	Uruguay Government International Bond 8.50%, 03/15/2028(1)		29,185
	Total Foreign Government Obligations (cost $37,842,948)		$ 35,885,918
	Total Long-Term Investments (cost $57,203,749)		$ 55,364,426
SHORT-TERM INVESTMENTS - 4.8%
	Repurchase Agreements - 3.9%
2,263,762	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $2,263,764; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $2,309,047		$ 2,263,762
	Securities Lending Collateral - 0.9%
3,283	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(10)		3,283
503,989	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(10)		503,989
36,183	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(10)		36,183
			543,455
	Total Short-Term Investments (cost $2,807,217)		$ 2,807,217
	Total Investments Excluding Purchased Options (cost $60,010,966)	99.2%	$ 58,171,643
	Total Purchased Options (cost $321,365)	0.5%	$ 291,537
	Total Investments (cost $60,332,331)	99.7%	$ 58,463,180
	Other Assets and Liabilities	0.3%	152,841
	Total Net Assets	100.0%	$ 58,616,021
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $12,330,662, representing 21.0% of net assets.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $10,325,497, representing 17.6% of net assets.
(3)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	Security is a zero-coupon bond.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(8)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(9)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(10)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
53

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Option Contracts Outstanding at October 31, 2021
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Call
EUR Call/USD Put	GSC	1.22	EUR	12/03/2021	1,101,000	EUR	1,101,000	$ 23	$ 22,733	$ (22,710)
EUR Call/USD Put	MSC	1.17	EUR	01/06/2022	514,000	EUR	514,000	3,625	6,121	(2,496)
EUR Call/USD Put	GSC	1.16	EUR	01/06/2022	1,024,000	EUR	1,024,000	9,550	12,991	(3,441)
USD Call/BRL Put	DEUT	6.34	USD	07/12/2022	915,000	USD	915,000	37,299	27,936	9,363
USD Call/BRL Put	GSC	6.00	USD	03/10/2022	617,000	USD	617,000	19,435	12,668	6,767
USD Call/CNH Put	GSC	6.46	USD	12/02/2021	670,000	USD	670,000	1,684	9,716	(8,032)
USD Call/INR Put	GSC	75.78	USD	01/10/2022	592,000	USD	592,000	4,973	6,507	(1,534)
USD Call/INR Put	CBK	76.72	USD	04/28/2022	586,000	USD	586,000	9,543	9,543	—
USD Call/MXN Put	MSC	21.00	USD	04/18/2022	836,000	USD	836,000	26,919	25,640	1,279
USD Call/RUB Put	CBK	73.62	USD	04/18/2022	896,000	USD	896,000	26,790	28,784	(1,994)
USD Call/TRY Put	GSC	9.63	USD	12/17/2021	309,000	USD	309,000	11,755	4,719	7,036
USD Call/ZAR Put	CBK	17.09	USD	02/22/2022	1,199,000	USD	1,199,000	11,510	22,661	(11,151)
Total Call								$ 163,106	$ 190,019	$ (26,913)
Put
EUR Put/ USD Call	MSC	1.17	EUR	01/06/2022	514,000	EUR	514,000	$ 7,903	$ 6,122	$ 1,781
EUR Put/ USD Call	GSC	1.15	EUR	01/06/2022	1,021,000	EUR	1,021,000	6,492	5,080	1,412
EUR Put/ USD Call	GSC	1.16	EUR	01/06/2022	1,024,000	EUR	1,024,000	12,081	13,279	(1,198)
GBP Put/ USD Call	CBK	1.34	GBP	12/20/2021	447,000	GBP	447,000	2,141	3,543	(1,402)
GBP Put/ USD Call	MSC	1.31	GBP	03/29/2022	477,000	GBP	477,000	4,113	5,642	(1,529)
USD Put/CNH Call	GSC	6.41	USD	03/11/2022	621,000	USD	621,000	3,761	3,006	755
USD Put/INR Call	CBK	72.95	USD	12/07/2021	930,000	USD	930,000	186	3,441	(3,255)
USD Put/MXN Call	MSC	19.67	USD	11/09/2021	606,000	USD	606,000	1	4,450	(4,449)
USD Put/MXN Call	DEUT	19.55	USD	12/15/2021	621,000	USD	621,000	248	4,092	(3,844)
USD Put/MXN Call	MSC	20.17	USD	01/06/2022	596,000	USD	596,000	2,915	4,694	(1,779)
USD Put/MXN Call	JPM	19.50	USD	03/11/2022	621,000	USD	621,000	1,343	6,076	(4,733)
USD Put/MXN Call	MSC	21.00	USD	04/18/2022	836,000	USD	836,000	20,649	25,640	(4,991)
USD Put/RUB Call	CBK	72.25	USD	01/26/2022	600,000	USD	600,000	12,629	6,909	5,720
USD Put/RUB Call	CBK	72.14	USD	02/28/2022	1,231,000	USD	1,231,000	25,476	12,895	12,581
USD Put/RUB Call	CBK	73.62	USD	04/18/2022	896,000	USD	896,000	28,493	26,477	2,016
Total Put								$ 128,431	$ 131,346	$ (2,915)
Total purchased OTC option contracts								$ 291,537	$ 321,365	$ (29,828)
Written option contracts:
Call
USD Call/CLP Put	DEUT	786.70	USD	12/02/2021	(1,211,000)	USD	(1,211,000)	$ (52,844)	$ (37,080)	$ (15,764)
USD Call/CLP Put	GSC	865.00	USD	03/10/2022	(926,000)	USD	(926,000)	(20,002)	(16,055)	(3,947)
USD Call/CNH Put	GSC	6.63	USD	12/02/2021	(670,000)	USD	(670,000)	(120)	(4,003)	3,883
USD Call/INR Put	GSC	77.35	USD	01/10/2022	(592,000)	USD	(592,000)	(1,776)	(2,711)	935
USD Call/INR Put	CBK	79.11	USD	04/28/2022	(586,000)	USD	(586,000)	(4,026)	(4,026)	—
Total Call								$ (78,768)	$ (63,875)	$ (14,893)
Puts
USD Put/BRL Call	GSC	5.09	USD	03/10/2022	(617,000)	USD	(617,000)	$ (2,283)	$ (9,838)	$ 7,555
USD Put/BRL Call	MSC	5.85	USD	04/25/2022	(584,000)	USD	(584,000)	(25,988)	(28,756)	2,768
USD Put/BRL Call	DEUT	5.02	USD	07/12/2022	(915,000)	USD	(915,000)	(5,262)	(20,543)	15,281
USD Put/CAD Call	DEUT	1.24	USD	12/14/2021	(621,000)	USD	(621,000)	(5,216)	(2,977)	(2,239)
USD Put/CLP Call	DEUT	786.70	USD	12/02/2021	(1,211,000)	USD	(1,211,000)	(7,016)	(37,080)	30,064
USD Put/THB Call	MSC	33.44	USD	01/24/2022	(1,178,000)	USD	(1,178,000)	(17,317)	(16,180)	(1,137)
USD Put/TRY Call	MSC	9.24	USD	01/19/2022	(614,000)	USD	(614,000)	(4,421)	(7,163)	2,742
USD Put/ZAR Call	CBK	14.67	USD	02/22/2022	(1,199,000)	USD	(1,199,000)	(14,868)	(17,562)	2,694
Total puts								$ (82,371)	$ (140,099)	$ 57,728
Total Written Option Contracts OTC option contracts								$ (161,139)	$ (203,974)	$ 42,835

The accompanying notes are an integral part of these financial statements.
54

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	9	12/31/2021	$ 1,973,250	$ (8,126)
U.S. Treasury Long Bond Future	1	12/21/2021	160,844	(33)
U.S. Treasury Ultra Bond Future	2	12/21/2021	392,812	10,434
Total				$ 2,275
Short position contracts:
Euro-BOBL Future	2	12/08/2021	$ 309,253	$ 4,749
Euro-BUND Future	4	12/08/2021	777,387	18,641
Euro-Schatz Future	1	12/08/2021	129,426	259
U.S. Treasury 5-Year Note Future	4	12/31/2021	487,000	446
U.S. Treasury 10-Year Note Future	45	12/21/2021	5,881,640	111,820
U.S. Treasury 10-Year Ultra Future	1	12/21/2021	145,031	139
Total				$ 136,054
Total futures contracts				$ 138,329

OTC Interest Rate Swap Contracts Outstanding at October 31, 2021
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BOA	5.21% Fixed	6 Mo. INR MIBOR	INR	113,875,000	12/15/2026	Semi-Annual	$ —	$ —	$ 33,225	$ 33,225
BOA	8.59% Fixed	BZDIOVRA	BRL	723,075	01/04/2027	Maturity	—	—	11,848	11,848
BOA	BZDIOVRA	8.35% Fixed	BRL	873,821	01/02/2025	Maturity	—	—	(11,292)	(11,292)
BOA	BZDIOVRA	8.79% Fixed	BRL	3,836,286	01/02/2024	Maturity	—	—	(31,465)	(31,465)
GSC	BZDIOVRA	5.59% Fixed	BRL	465,709	01/02/2024	Maturity	—	—	(7,170)	(7,170)
GSC	BZDIOVRA	10.40% Fixed	BRL	385,391	01/02/2029	Maturity	—	—	(3,131)	(3,131)
MSC	BZDIOVRA	7.05% Fixed	BRL	30,391	07/03/2023	Maturity	—	—	(6)	(6)
MSC	BZDIOVRA	7.95% Fixed	BRL	737,284	01/02/2029	Maturity	—	—	(16,064)	(16,064)
MSC	BZDIOVRA	8.77% Fixed	BRL	1,064,756	07/01/2024	Maturity	—	—	(10,515)	(10,515)
MSC	BZDIOVRA	10.88% Fixed	BRL	995,935	01/02/2025	Maturity	—	—	(3,860)	(3,860)
MSC	4.88% Fixed	CLICP Camara Promedio A	CLP	208,195,000	12/15/2031	Semi-Annual	—	—	14,957	14,957
MSC	4.58% Fixed	CLICP Camara Promedio A	CLP	186,135,000	12/15/2031	Semi-Annual	—	—	18,780	18,780
MSC	4.07% Fixed	CLICP Camara Promedio A	CLP	654,700,000	12/15/2023	Semi-Annual	—	—	17,730	17,730
MSC	3.39% Fixed	CLICP Camara Promedio A	CLP	982,860,000	12/15/2023	Semi-Annual	—	—	42,235	42,235
MSC	CLICP Camara Promedio A	4.03% Fixed	CLP	664,195,000	12/15/2026	Semi-Annual	—	—	(50,606)	(50,606)
MSC	CLICP Camara Promedio A	4.51% Fixed	CLP	725,605,000	12/15/2026	Semi-Annual	—	—	(36,645)	(36,645)
Total OTC interest rate swap contracts							$ —	$ —	$ (31,979)	$ (31,979)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2021
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
1M MXN TIIE	6.40% Fixed	MXN	5,615,000	07/16/2026	Lunar	$ —	$ —	$ (12,305)	$ (12,305)
1M MXN TIIE	6.42% Fixed	MXN	2,765,000	06/05/2028	Lunar	—	—	(8,136)	(8,136)
6.02% Fixed	3M ZAR JIBAR	ZAR	50,345,000	12/15/2026	Quarterly	—	—	136,075	136,075
6.36% Fixed	3M ZAR JIBAR	ZAR	3,415,000	12/15/2026	Quarterly	—	—	6,079	6,079
3M ZAR JIBAR	7.31% Fixed	ZAR	30,115,000	12/15/2031	Quarterly	—	—	(93,308)	(93,308)
2.28% Fixed	6M CZK PRIBOR	CZK	156,700,000	12/15/2023	Annual	—	—	151,309	151,309
6M CZK PRIBOR	2.28% Fixed	CZK	103,530,000	12/15/2026	Semi-Annual	—	—	(190,476)	(190,476)
2.08% Fixed	6M CZK PRIBOR	CZK	21,100,000	12/15/2031	Annual	—	—	55,020	55,020
2.12% Fixed	6M CZK PRIBOR	CZK	1,000,000	12/15/2031	Annual	—	—	2,424	2,424
0.28% Fixed	6M EURIBOR	EUR	225,000	12/15/2026	Annual	—	(183)	4,427	4,610
6M HUF BUBOR	2.75% Fixed	HUF	170,960,000	12/15/2026	Semi-Annual	—	—	(24,171)	(24,171)
6M HUF BUBOR	2.75% Fixed	HUF	204,540,000	12/15/2026	Semi-Annual	—	—	(28,978)	(28,978)
2.98% Fixed	6M HUF BUBOR	HUF	100,995,000	12/15/2031	Annual	—	—	23,433	23,433
The accompanying notes are an integral part of these financial statements.
55

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2021 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
2.97% Fixed	6M HUF BUBOR	HUF	41,405,000	12/15/2031	Annual	$ —	$ —	$ 9,702	$ 9,702
6M WIBOR PLN	1.70% Fixed	PLN	4,475,000	12/15/2026	Semi-Annual	—	—	(54,515)	(54,515)
2.07% Fixed	6M WIBOR PLN	PLN	640,000	12/15/2031	Annual	—	—	10,389	10,389
Total centrally cleared interest rate swaps contracts						$ —	$ (183)	$ (13,031)	$ (12,848)

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,190,000	AUD	879,189	USD	DEUT	12/15/2021	$ 16,150
120,000	AUD	86,485	USD	GSC	12/15/2021	3,801
120,000	AUD	87,063	USD	CBK	12/15/2021	3,223
172,000	AUD	127,137	USD	BNP	12/15/2021	2,273
803,000	BRL	151,997	USD	BNP	11/12/2021	(10,061)
2,030,000	BRL	366,303	USD	GSC	12/02/2021	(8,937)
20,609,000	BRL	3,868,430	USD	CBK	12/02/2021	(240,372)
1,587,000	BRL	289,466	USD	GSC	03/14/2022	(17,341)
1,940,000	BRL	331,908	USD	MSC	04/27/2022	(3,347)
2,214,000	BRL	397,308	USD	DEUT	07/14/2022	(31,978)
263,000	CAD	207,189	USD	MSC	12/15/2021	5,338
367,000	CAD	293,255	USD	DEUT	12/15/2021	3,313
275,000	CAD	219,329	USD	CBK	12/15/2021	2,895
90,000	CAD	71,365	USD	BNP	12/15/2021	1,363
148,900,000	CLP	182,118	USD	UBS	12/15/2021	(31)
389,300,000	CLP	477,272	USD	CBK	12/15/2021	(1,204)
65,500,000	CLP	82,608	USD	DEUT	12/15/2021	(2,509)
226,330,000	CLP	281,146	USD	GSC	12/15/2021	(4,371)
205,800,000	CLP	259,960	USD	BNP	12/15/2021	(8,291)
666,808,000	CLP	827,582	USD	MSC	12/15/2021	(12,153)
265,561,000	CLP	351,970	USD	GSC	12/24/2021	(27,539)
135,507,000	CLP	184,866	USD	DEUT	12/30/2021	(19,428)
125,635,000	CLP	161,692	USD	DEUT	02/14/2022	(9,220)
197,029,000	CLP	243,999	USD	CBK	03/14/2022	(5,682)
1,181,000	CNH	182,854	USD	GSC	12/06/2021	939
11,903,912	CNH	1,828,243	USD	DEUT	12/15/2021	22,791
4,775,000	CNH	736,844	USD	GSC	12/15/2021	5,658
1,066,000	CNH	166,495	USD	CBK	12/15/2021	(734)
2,650,327,000	COP	687,504	USD	MSC	12/15/2021	14,085
697,300,000	COP	181,612	USD	GSC	12/15/2021	2,975
952,700,000	COP	249,879	USD	BNP	12/15/2021	2,318
483,600,000	COP	127,649	USD	NWM	12/15/2021	368
10,230,000	CZK	465,075	USD	GSC	12/15/2021	(5,120)
43,689,000	CZK	2,032,653	USD	BNP	12/15/2021	(68,338)
12,040,000	EGP	749,409	USD	JPM	12/15/2021	7,843
6,820,000	EGP	424,551	USD	DEUT	12/15/2021	4,390
32,000	EUR	37,586	USD	JPM	12/15/2021	(551)
49,000	EUR	58,171	USD	WEST	12/15/2021	(1,462)
255,000	EUR	296,918	USD	DEUT	12/15/2021	(1,801)
387,000	EUR	449,889	USD	MSC	12/15/2021	(2,006)
251,000	EUR	297,500	USD	UBS	12/15/2021	(7,013)
1,084,000	EUR	1,266,867	USD	GSC	12/15/2021	(12,331)
1,161,000	EUR	1,356,159	USD	CBK	12/15/2021	(12,510)
1,256,000	EUR	1,468,227	USD	BNP	12/15/2021	(14,633)
1,532,000	EUR	1,817,678	USD	BCLY	12/15/2021	(44,665)
235,000	EUR	274,598	USD	GSC	01/10/2022	(2,421)
100,000	GBP	141,600	USD	MSC	12/13/2021	(4,723)
155,000	GBP	209,509	USD	MSC	12/15/2021	2,656
145,000	GBP	197,627	USD	GSC	12/15/2021	849
126,000	GBP	172,250	USD	DEUT	12/15/2021	220
The accompanying notes are an integral part of these financial statements.
56

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
109,000	GBP	150,566	USD	BNP	12/15/2021	$ (1,367)
105,000	GBP	143,627	USD	CBK	12/22/2021	109
87,000	GBP	117,895	USD	MSC	03/31/2022	1,096
134,200,000	HUF	435,587	USD	GSC	12/15/2021	(5,265)
163,800,000	HUF	539,862	USD	DEUT	12/15/2021	(14,623)
778,913,000	HUF	2,638,889	USD	BNP	12/15/2021	(141,236)
40,787,467,000	IDR	2,834,666	USD	BNP	12/15/2021	31,737
4,790,000,000	IDR	335,834	USD	GSC	12/15/2021	790
9,000,000	INR	119,880	USD	BNP	12/15/2021	(320)
21,730,000	INR	292,877	USD	CSI	12/15/2021	(4,207)
11,516,000	INR	151,976	USD	GSC	01/12/2022	498
10,744,000	INR	140,051	USD	CBK	05/02/2022	71
704,736,000	KRW	605,261	USD	BNP	11/17/2021	(2,464)
404,500,000	KRW	338,017	USD	BNP	12/15/2021	7,775
251,240,000	KRW	213,603	USD	BCLY	12/15/2021	1,173
269,490,000	KRW	229,625	USD	GSC	12/15/2021	752
129,800,000	KZT	301,245	USD	GSC	12/15/2021	(1,309)
1,380,000	MXN	66,482	USD	CBK	12/15/2021	74
2,020,000	MXN	98,496	USD	DEUT	12/15/2021	(1,073)
10,680,000	MXN	521,424	USD	BNP	12/15/2021	(6,338)
80,668,000	MXN	3,967,495	USD	GSC	12/15/2021	(76,960)
3,345,000	MYR	800,963	USD	BNP	12/15/2021	5,216
170,000	MYR	40,582	USD	DEUT	12/15/2021	389
187,000	NZD	131,841	USD	BNP	12/15/2021	2,068
85,000	NZD	59,172	USD	GSC	12/15/2021	1,695
35,000	NZD	25,018	USD	DEUT	12/15/2021	45
440,000	PEN	107,046	USD	GSC	12/15/2021	3,027
830,000	PEN	207,019	USD	CBK	12/15/2021	619
742,000	PEN	185,942	USD	NWM	12/15/2021	(319)
7,440,000	PHP	144,382	USD	GSC	12/15/2021	3,054
14,200,000	PHP	280,938	USD	BOA	12/15/2021	459
785,000	PLN	197,868	USD	BOA	12/15/2021	(1,308)
1,120,000	PLN	283,706	USD	DEUT	12/15/2021	(3,265)
3,085,000	PLN	780,521	USD	GSC	12/15/2021	(8,055)
10,747,000	PLN	2,817,094	USD	BNP	12/15/2021	(126,106)
6,157,000	RON	1,465,917	USD	BNP	12/15/2021	(32,225)
3,303,000	RSD	33,288	USD	CBK	12/15/2021	(824)
49,574,000	RUB	689,692	USD	CBK	12/03/2021	4,891
144,389,000	RUB	1,936,023	USD	BCLY	12/15/2021	80,480
52,770,000	RUB	714,897	USD	GSC	12/15/2021	22,076
20,270,000	RUB	272,776	USD	MSC	12/15/2021	10,310
4,120,000	RUB	57,825	USD	DEUT	12/15/2021	(286)
21,800,000	RUB	306,395	USD	CBK	12/15/2021	(1,941)
265,000	SGD	195,736	USD	JPM	12/15/2021	738
115,000	SGD	85,639	USD	GSC	12/15/2021	(376)
22,500,000	THB	670,394	USD	GSC	12/15/2021	7,463
5,990,000	THB	177,693	USD	MSC	12/15/2021	2,767
4,070,000	THB	122,738	USD	DEUT	12/15/2021	(122)
65,450,000	THB	1,996,054	USD	SCB	12/15/2021	(24,246)
21,312,000	THB	637,321	USD	MSC	01/26/2022	4,627
9,709,500	TRY	1,104,834	USD	MSC	12/15/2021	(117,157)
1,219,000	TRY	135,429	USD	GSC	12/20/2021	(11,755)
1,713,000	TRY	175,064	USD	MSC	01/20/2022	(3,782)
1,589,000	UYU	36,614	USD	JPM	12/15/2021	—
2,138,000	ZAR	142,867	USD	BNP	11/12/2021	(3,093)
3,369,000	ZAR	228,562	USD	CBK	11/12/2021	(8,311)
1,828,000	ZAR	121,204	USD	CBK	12/15/2021	(2,215)
1,240,000	ZAR	85,502	USD	DEUT	12/15/2021	(4,788)
1,921,000	ZAR	129,919	USD	BNP	12/15/2021	(4,877)
6,814,000	ZAR	453,568	USD	BOA	12/15/2021	(10,031)
28,981,000	ZAR	1,991,170	USD	GSC	12/15/2021	(104,740)
The accompanying notes are an integral part of these financial statements.
57

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
8,366,000	ZAR	532,188	USD	CBK	02/24/2022	$ 7,349
33,617	USD	45,000	AUD	GSC	12/15/2021	(241)
171,089	USD	235,000	AUD	MSC	12/15/2021	(5,721)
1,215,445	USD	1,645,000	AUD	DEUT	12/15/2021	(22,229)
66,460	USD	364,000	BRL	BNP	11/12/2021	2,120
365,951	USD	1,955,000	BRL	GSC	12/02/2021	21,788
122,717	USD	645,000	BRL	MSC	12/02/2021	9,170
347,473	USD	1,930,000	BRL	CBK	12/02/2021	7,712
178,019	USD	225,000	CAD	MSC	12/15/2021	(3,800)
585,220	USD	741,000	CAD	BNP	12/15/2021	(13,571)
874,453	USD	704,945,000	CLP	MSC	12/15/2021	12,389
175,797	USD	138,884,000	CLP	DEUT	12/15/2021	5,958
145,482	USD	115,047,000	CLP	BCLY	12/15/2021	4,793
150,327	USD	120,609,000	CLP	GSC	12/15/2021	2,835
233,645	USD	189,500,000	CLP	CBK	12/15/2021	1,910
142,213	USD	116,202,000	CLP	BOA	12/15/2021	111
503,642	USD	416,000,000	CLP	BNP	12/15/2021	(5,077)
458,683	USD	382,519,000	CLP	NWM	12/15/2021	(9,093)
124,450	USD	97,880,000	CLP	GSC	12/24/2021	4,872
41,624	USD	32,300,000	CLP	DEUT	12/30/2021	2,189
88,489	USD	70,589,000	CLP	GSC	02/14/2022	2,821
176,957	USD	141,486,000	CLP	GSC	03/14/2022	5,823
133,925	USD	111,292,000	CLP	DEUT	03/14/2022	(688)
350,771	USD	2,251,000	CNH	UBS	12/15/2021	745
136,512	USD	875,000	CNH	GSC	12/15/2021	451
130,300	USD	845,000	CNH	BNP	12/15/2021	(1,096)
173,765	USD	1,128,000	CNH	SSG	12/15/2021	(1,636)
152,283	USD	997,000	CNH	GSC	03/15/2022	(1,600)
143,170	USD	542,900,000	COP	NWM	12/15/2021	(545)
386,006	USD	1,473,200,000	COP	BNP	12/15/2021	(3,977)
458,447	USD	10,049,000	CZK	GSC	12/15/2021	6,631
336,204	USD	7,360,000	CZK	DEUT	12/15/2021	5,288
298,979	USD	6,560,000	CZK	MSC	12/15/2021	4,033
55,972	USD	1,243,000	CZK	UBS	12/15/2021	85
1,322,419	USD	1,141,000	EUR	GSC	12/07/2021	2,311
3,693,479	USD	3,111,000	EUR	BCLY	12/15/2021	93,060
1,101,384	USD	941,000	EUR	BNP	12/15/2021	12,347
842,645	USD	722,000	EUR	DEUT	12/15/2021	7,060
497,808	USD	428,000	EUR	CBK	12/15/2021	2,476
479,486	USD	413,000	EUR	GSC	12/15/2021	1,514
135,865	USD	117,000	EUR	MSC	12/15/2021	458
125,324	USD	108,000	EUR	SCB	12/15/2021	334
11,649	USD	10,000	EUR	CBA	12/15/2021	76
469,742	USD	406,000	EUR	BNP	02/02/2022	(698)
99,191	USD	85,000	EUR	MSC	02/16/2022	670
388,914	USD	287,000	GBP	MSC	12/13/2021	(3,924)
134,543	USD	97,000	GBP	MSC	12/15/2021	1,769
183,697	USD	133,000	GBP	CBK	12/15/2021	1,646
481,708	USD	351,000	GBP	BNP	12/15/2021	1,258
1,086,162	USD	332,618,000	HUF	DEUT	12/15/2021	19,593
145,847	USD	45,300,000	HUF	GSC	12/15/2021	588
24,317	USD	7,549,000	HUF	SSG	12/15/2021	110
206,694	USD	64,782,000	HUF	BOA	12/15/2021	(1,035)
43,288	USD	615,000,000	IDR	BNP	12/15/2021	68
279,656	USD	4,011,000,000	IDR	GSC	12/15/2021	(2,223)
234,337	USD	17,362,000	INR	CBK	12/09/2021	3,524
117,600	USD	8,760,000	INR	DEUT	12/15/2021	1,228
344,850	USD	26,050,000	INR	BNP	12/15/2021	(1,208)
601,156	USD	704,736,000	KRW	MSC	11/17/2021	(1,641)
147,153	USD	172,640,000	KRW	GSC	12/15/2021	(431)
411,406	USD	483,100,000	KRW	BNP	12/15/2021	(1,579)
The accompanying notes are an integral part of these financial statements.
58

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
171,538	USD	3,489,000	MXN	MSC	11/12/2021	$ 2,383
9,900	USD	204,000	MXN	MSC	12/06/2021	47
883,374	USD	18,138,000	MXN	GSC	12/15/2021	8,597
223,613	USD	4,535,000	MXN	CBK	12/15/2021	4,895
496,243	USD	10,193,000	MXN	BNP	12/15/2021	4,646
218,646	USD	4,447,000	MXN	BCLY	12/15/2021	4,172
48,793	USD	1,010,000	MXN	DEUT	12/15/2021	82
101,711	USD	2,110,000	MXN	MSC	12/15/2021	(52)
170,889	USD	3,440,000	MXN	DEUT	12/17/2021	5,035
167,249	USD	3,493,000	MXN	MSC	01/10/2022	(525)
162,442	USD	3,313,000	MXN	JPM	03/15/2022	4,999
67,193	USD	280,000	MYR	SCB	12/15/2021	(290)
259,275	USD	1,079,000	MYR	BNP	12/15/2021	(774)
440,198	USD	1,836,000	MYR	DEUT	12/15/2021	(2,297)
237,575	USD	335,000	NZD	GSC	12/15/2021	(2,314)
427,481	USD	607,000	NZD	BNP	12/15/2021	(7,185)
92,995	USD	385,000	PEN	CBK	12/15/2021	(3,319)
161,636	USD	664,000	PEN	JPM	12/15/2021	(4,474)
136,688	USD	565,000	PEN	NWM	12/15/2021	(4,656)
149,648	USD	617,000	PEN	DEUT	12/15/2021	(4,704)
214,789	USD	10,851,000	PHP	DEUT	12/15/2021	(241)
205,620	USD	10,500,000	PHP	CBK	12/15/2021	(2,455)
350,952	USD	17,930,000	PHP	GSC	12/15/2021	(4,361)
990,415	USD	3,905,000	PLN	GSC	12/15/2021	12,625
381,566	USD	1,515,000	PLN	MSC	12/15/2021	2,219
51,547	USD	220,000	RON	JPM	12/15/2021	319
435,784	USD	31,080,000	RUB	DEUT	12/15/2021	1,728
259,625	USD	18,890,000	RUB	CBK	12/15/2021	(4,189)
137,992	USD	10,210,000	RUB	MSC	12/15/2021	(4,599)
268,034	USD	19,990,000	RUB	BCLY	12/15/2021	(11,142)
1,794,390	USD	130,674,000	RUB	GSC	12/15/2021	(30,571)
169,581	USD	12,900,000	RUB	CBK	01/27/2022	(9,066)
333,073	USD	25,197,000	RUB	CBK	03/01/2022	(13,399)
85,460	USD	115,000	SGD	MSC	12/15/2021	197
194,699	USD	265,000	SGD	BNP	12/15/2021	(1,775)
64,927	USD	2,140,000	THB	GSC	12/15/2021	456
78,608	USD	2,620,000	THB	BNP	12/15/2021	(325)
62,173	USD	2,080,000	THB	UBS	12/15/2021	(491)
140,408	USD	4,750,000	THB	SCB	12/15/2021	(2,695)
793,064	USD	7,355,000	TRY	GSC	12/15/2021	44,894
65,383	USD	635,000	TRY	UBS	12/15/2021	789
51,663	USD	497,000	TRY	MSC	12/20/2021	1,240
16,906	USD	161,000	TRY	CBK	12/20/2021	572
390,125	USD	5,918,000	ZAR	MSC	11/12/2021	3,231
836,867	USD	12,550,000	ZAR	GSC	12/15/2021	19,961
105,907	USD	1,543,000	ZAR	CBK	12/15/2021	5,470
245,794	USD	3,702,000	ZAR	BNP	12/15/2021	4,823
129,968	USD	1,990,000	ZAR	BOA	12/15/2021	435
Total foreign currency contracts						$ (813,243)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
59

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 19,478,508	$ —	$ 19,478,508	$ —
Foreign Government Obligations	35,885,918	—	35,885,918	—
Short-Term Investments	2,807,217	543,455	2,263,762	—
Purchased Options	291,537	—	291,537	—
Foreign Currency Contracts(2)	717,595	—	717,595	—
Futures Contracts(2)	146,488	146,488	—	—
Swaps - Interest Rate(2)	537,816	—	537,816	—
Total	$ 59,865,079	$ 689,943	$ 59,175,136	$ —
Liabilities
Foreign Currency Contracts(2)	$ (1,530,838)	$ —	$ (1,530,838)	$ —
Futures Contracts(2)	(8,159)	(8,159)	—	—
Swaps - Interest Rate(2)	(582,643)	—	(582,643)	—
Written Options	(161,139)	—	(161,139)	—
Total	$ (2,282,779)	$ (8,159)	$ (2,274,620)	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
60

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.4%
	Airlines - 0.2%
$ 5,275,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 5,065,141
	Internet - 0.2%
GBP 2,600,000	Trainline PLC 1.00%, 01/14/2026(1)	3,115,590
	Total Convertible Bonds (cost $8,527,985)	$ 8,180,731
CORPORATE BONDS - 6.9%
	Commercial Banks - 0.6%
	Freedom Mortgage Corp.
$ 3,225,000	6.63%, 01/15/2027(2)	$ 3,055,687
2,015,000	7.63%, 05/01/2026(2)	1,964,625
1,800,000	8.13%, 11/15/2024(2)	1,817,064
6,389,000	8.25%, 04/15/2025(2)	6,452,890
		13,290,266
	Commercial Services - 0.6%
2,025,000	APX Group, Inc. 5.75%, 07/15/2029(2)	2,007,281
3,950,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	3,925,313
EUR 885,000	Q-Park Holding I B.V. 2.00%, 03/31/2026, 3 mo. EURIBOR + 2.000%(2)(3)	980,859
$ 5,125,000	WW International, Inc. 4.50%, 04/15/2029(2)	4,907,187
		11,820,640
	Diversified Financial Services - 0.7%
950,000	Burford Capital Global Finance LLC 6.25%, 04/15/2028(2)	1,007,000
11,465,000	Home Point Capital, Inc. 5.00%, 02/01/2026(2)	10,300,041
1,810,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(2)	1,679,689
2,170,000	United Wholesale Mortgage LLC 5.50%, 11/15/2025(2)	2,159,150
		15,145,880
	Electrical Components & Equipment - 0.1%
EUR 1,720,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(2)	1,924,515
	Engineering & Construction - 0.1%
$ 1,825,000	Artera Services LLC 9.03%, 12/04/2025(2)	1,948,188
	Entertainment - 0.6%
EUR 815,000	Banijay Group SAS 6.50%, 03/01/2026(2)	970,423
	Cinemark USA, Inc.
$ 6,190,000	5.25%, 07/15/2028(2)	6,039,150
5,125,000	5.88%, 03/15/2026(2)	5,137,812
EUR 800,000	Scientific Games International, Inc. 3.38%, 02/15/2026(1)	933,123
		13,080,508
	Insurance - 0.1%
$ 2,525,000	Genworth Holdings, Inc. 4.90%, 08/15/2023	2,581,812
	Internet - 0.1%
EUR 1,705,000	United Group B.V. 3.25%, 02/15/2026, 3 mo. EURIBOR + 3.250%(2)(3)	1,928,052
	Leisure Time - 1.0%
$ 7,625,000	Carnival Corp. 7.63%, 03/01/2026(2)	8,033,624
	Life Time, Inc.
2,000,000	5.75%, 01/15/2026(2)	2,053,240
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 6.9% - (continued)
	Leisure Time - 1.0% - (continued)
$ 2,825,000	8.00%, 04/15/2026(2)	$ 2,966,250
	NCL Corp. Ltd.
2,075,000	3.63%, 12/15/2024(2)	1,953,094
1,025,000	5.88%, 03/15/2026(2)	1,027,563
2,975,000	Royal Caribbean Cruises Ltd. 4.25%, 07/01/2026(2)	2,885,750
	Viking Cruises Ltd.
1,025,000	5.88%, 09/15/2027(2)	990,406
2,125,000	7.00%, 02/15/2029	2,135,667
		22,045,594
	Lodging - 0.1%
	Wynn Macau Ltd.
1,075,000	5.13%, 12/15/2029(2)	968,511
1,050,000	5.50%, 01/15/2026(2)	986,863
		1,955,374
	Machinery-Diversified - 0.2%
3,285,000	OT Merger Corp. 7.88%, 10/15/2029	3,235,725
	Media - 0.1%
1,000,000	Houghton Mifflin Harcourt Publishers, Inc. 9.00%, 02/15/2025(2)	1,060,000
	Mining - 0.0%
EUR 875,000	Constellium SE 3.13%, 07/15/2029(2)	994,238
	Oil & Gas - 0.2%
1,400,000	Petroleos Mexicanos 4.75%, 02/26/2029(1)	1,596,648
$ 335,000	Rockcliff Energy LLC 5.50%, 10/15/2029(2)	343,710
	Southwestern Energy Co.
1,097,000	5.38%, 02/01/2029(2)	1,157,335
1,020,000	5.38%, 03/15/2030	1,076,080
		4,173,773
	Oil & Gas Services - 0.0%
785,914	KCA Deutag UK Finance plc 9.88%, 12/01/2025	855,467
	Packaging & Containers - 0.1%
	Mauser Packaging Solutions Holding Co.
EUR 1,475,000	4.75%, 04/15/2024(1)	1,687,026
$ 1,025,000	7.25%, 04/15/2025(2)	992,425
		2,679,451
	Pharmaceuticals - 0.1%
EUR 1,825,000	Teva Pharmaceutical Finance Netherlands B.V. 1.25%, 03/31/2023	2,100,565
	Real Estate - 0.3%
$ 1,125,000	Country Garden Holdings Co., Ltd. 3.88%, 10/22/2030	1,029,375
1,000,000	KWG Group Holdings Ltd. 6.00%, 01/11/2022	943,983
	Yuzhou Group Holdings Co., Ltd.
3,225,000	6.00%, 01/25/2022	2,261,531
4,625,000	8.50%, 02/26/2024(1)	2,327,628
		6,562,517
	Retail - 1.4%
720,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(2)(4)	693,864
	Dufry One B.V.
EUR 875,000	2.00%, 02/15/2027(1)	953,946
825,000	2.50%, 10/15/2024(1)	939,211

The accompanying notes are an integral part of these financial statements.
61

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 6.9% - (continued)
	Retail - 1.4% - (continued)
	eG Global Finance plc
EUR 5,350,000	4.38%, 02/07/2025(1)	$ 6,100,414
1,475,000	6.25%, 10/30/2025(1)	1,726,755
$ 2,800,000	LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026(2)	2,837,968
1,920,000	Michaels Cos., Inc. 7.88%, 05/01/2029(2)	1,939,200
	Staples, Inc.
10,400,000	7.50%, 04/15/2026(2)	10,504,000
3,800,000	10.75%, 04/15/2027(2)	3,629,000
		29,324,358
	Telecommunications - 0.5%
	Altice France S.A.
EUR 1,750,000	4.13%, 01/15/2029(1)	1,990,126
4,320,000	4.25%, 10/15/2029(2)	4,943,980
$ 2,975,000	Frontier Communications Corp. 5.88%, 11/01/2029	2,963,844
		9,897,950
	Total Corporate Bonds (cost $149,139,607)	$ 146,604,873
SENIOR FLOATING RATE INTERESTS - 85.5%(5)
	Aerospace/Defense - 0.2%
4,999,976	TransDigm, Inc. 2.34%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	$ 4,937,976
	Airlines - 1.7%
10,755,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	11,195,310
6,395,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	6,457,607
6,190,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	6,588,512
4,920,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	5,237,045
6,746,100	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	6,836,430
		36,314,904
	Asset-Backed - Finance & Insurance - 0.2%
EUR 4,350,000	Kouti B.V. 0.00%, 07/01/2028, 1 mo. USD LIBOR + 3.750%(6)	5,012,910
	Auto Parts & Equipment - 0.8%
4,336,969	Clarios Global L.P. 3.25%, 04/30/2026, 3 mo. EURIBOR + 3.250%	4,963,400
	First Brands Group LLC
$ 6,182,537	6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	6,228,906
5,530,000	9.50%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	5,571,475
		16,763,781
	Chemicals - 0.6%
	NIC Acquisition Corp.
5,154,100	4.50%, 12/29/2027, 1 mo. USD LIBOR + 3.750%	5,142,812
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Chemicals - 0.6% - (continued)
$ 1,960,000	8.50%, 12/29/2028, 1 mo. USD LIBOR + 7.750%	$ 1,957,550
4,508,127	Tronox Finance LLC 2.37%, 03/13/2028, 1 mo. USD LIBOR + 2.250%	4,471,521
		11,571,883
	Commercial Services - 6.3%
10,390,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	10,349,375
	Belron Finance U.S. LLC
2,332,197	2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	2,319,090
7,959,255	3.25%, 04/13/2028, 1 mo. USD LIBOR + 2.750%	7,954,320
EUR 14,300,000	Belron Luxembourg S.a r.l. 2.75%, 04/13/2028, 3 mo. EURIBOR + 2.750%	16,399,874
$ 8,886,649	EVO Payments International LLC 3.34%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	8,873,674
25,325,000	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%	24,670,855
4,971,207	Trans Union LLC 1.84%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	4,937,055
EUR 24,330,000	Verisure Holding AB 3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%	27,885,285
$ 2,988,706	Verscend Holding Corp. 4.09%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	2,992,442
12,347,950	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	12,276,949
15,756,712	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	15,559,754
		134,218,673
	Construction Materials - 1.7%
11,005,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(6)	10,982,109
5,092,730	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	5,082,544
4,775,696	Quikrete Holdings, Inc. 2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	4,725,933
7,340,000	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%	7,329,504
2,176,761	Tamko Building Products LLC 3.09%, 06/01/2026, 1 mo. USD LIBOR + 3.000%	2,166,791
987,531	Watlow Electric Manufacturing Co. 4.50%, 03/02/2028, 1 mo. USD LIBOR + 4.000%	988,351
4,338,923	Wilsonart LLC 4.50%, 12/19/2026, 1 mo. USD LIBOR + 3.500%	4,341,657
		35,616,889
	Distribution/Wholesale - 0.8%
16,423,882	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	16,254,880

The accompanying notes are an integral part of these financial statements.
62

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Diversified Financial Services - 1.1%
	Blackhawk Network Holdings, Inc.
$ 13,106,920	3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	$ 12,992,235
3,010,000	7.13%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	2,979,900
4,618,425	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	4,603,600
2,093,185	Minotaur Acquisition, Inc. 4.84%, 03/27/2026, 3 mo. USD LIBOR + 4.750%	2,081,756
		22,657,491
	Electrical Components & Equipment - 0.8%
	Anticimex International AB
3,040,000	0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(6)	3,036,200
EUR 3,770,000	3.75%, 07/21/2028, 1 mo. USD LIBOR + 3.750%(6)	4,360,865
$ 9,006,938	Energizer Holdings, Inc. 2.75%, 12/22/2027, 1 mo. USD LIBOR + 2.250%	8,975,954
		16,373,019
	Engineering & Construction - 1.5%
30,392,481	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	30,108,919
2,330,000	PowerTeam Services LLC 8.25%, 03/06/2026, 3 mo. USD LIBOR + 7.250%	2,312,525
		32,421,444
	Entertainment - 6.0%
13,375,000	AP Core Holdings, II LLC 6.25%, 09/01/2027, 1 mo. USD LIBOR + 5.500%	13,399,164
EUR 1,920,000	Banijay Entertainment S.A.S 3.75%, 03/01/2025, 3 mo. EURIBOR + 3.750%	2,219,054
$ 5,220,758	Cinemark USA, Inc. 1.84%, 03/31/2025, 3 mo. USD LIBOR + 1.750%	4,982,587
	Crown Finance U.S., Inc.
EUR 1,747,712	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	1,663,418
$ 32,114,091	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	26,429,897
2,349,836	7.13%, 05/23/2024, 1 mo. USD LIBOR + 7.000%	2,833,902
1,998,092	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	2,142,954
9,903,529	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	9,863,320
5,685,000	J&J Ventures Gaming LLC 4.75%, 04/07/2028, 1 mo. USD LIBOR + 4.000%	5,699,212
5,120,000	Maverick Gaming LLC 8.50%, 08/19/2028, 1 mo. USD LIBOR + 7.500%	5,107,200
4,905,138	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	4,894,935
14,162,780	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	14,096,782
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Entertainment - 6.0% - (continued)
$ 23,199,787	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	$ 23,054,789
2,940,897	William Morris Endeavor Entertainment LLC 2.84%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	2,879,227
7,345,000	WMG Acquisition Corp. 2.21%, 01/20/2028, 1 mo. USD LIBOR + 2.125%	7,306,733
		126,573,174
	Food - 3.0%
4,455,337	CHG PPC Parent LLC 2.84%, 03/31/2025, 3 mo. USD LIBOR + 2.750%	4,421,922
	Froneri International Ltd.
8,692,563	2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	8,563,304
EUR 15,370,000	2.63%, 01/29/2027, 3 mo. EURIBOR + 2.625%	17,323,525
$ 10,251,102	Post Holdings, Inc. 4.75%, 10/21/2024, 1 mo. USD LIBOR + 4.000%	10,284,419
5,400,813	Simply Good Foods USA, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%	5,424,469
	U.S. Foods, Inc.
11,056,254	1.84%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	10,980,850
6,172,896	2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	6,057,154
		63,055,643
	Food Service - 1.0%
	Aramark Services, Inc.
2,456,810	1.84%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	2,393,866
18,004,938	2.59%, 04/06/2028, 1 mo. USD LIBOR + 2.500%	17,856,397
		20,250,263
	Healthcare - Products - 2.1%
	Avantor Funding, Inc.
6,035,000	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	6,029,991
EUR 5,895,225	2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%(6)	6,795,934
$ 2,128,111	Coty, Inc. 2.34%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	2,093,529
5,950,087	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	5,955,681
8,370,000	Medline Industries, Inc. 0.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%(6)	8,378,286
15,162,457	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	15,187,171
		44,440,592
	Healthcare - Services - 5.8%
15,079,225	ADMI Corp. 3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%	14,961,456
EUR 10,410,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	11,960,431
$ 5,498,920	Cano Health LLC 5.25%, 11/19/2027, 1 mo. USD LIBOR + 4.500%	5,498,920

The accompanying notes are an integral part of these financial statements.
63

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Healthcare - Services - 5.8% - (continued)
$ 4,911,616	Envision Healthcare Corp. 3.84%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	$ 4,054,146
4,070,183	eResearchTechnology, Inc. 5.50%, 02/04/2027, 1 mo. USD LIBOR + 4.500%	4,086,586
	EyeCare Partners LLC
2,215,000	0.00%, 10/14/2029, 1 mo. USD LIBOR + 6.750%(6)	2,222,376
19,198,333	3.88%, 02/18/2027, 1 mo. USD LIBOR + 3.750%(6)	19,061,641
7,256,812	Heartland Dental, LLC 4.09%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	7,237,147
6,240,611	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	6,239,924
EUR 3,116,260	IQVIA, Inc. 2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	3,573,145
$ 11,327,340	Loire Finco Luxembourg S.a.r.l. 3.25%, 04/21/2027, 1 mo. USD LIBOR + 3.250%	11,100,793
22,323,692	MED ParentCo L.P. 4.34%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	22,255,381
	Medical Solutions L.L.C.
8,954,400	0.00%, 10/07/2028, 1 mo. USD LIBOR + 3.500%(6)	8,958,877
1,705,600	0.00%, 11/01/2028	1,706,453
		122,917,276
	Holding Companies-Diversified - 0.4%
422,837	Belfor Holdings, Inc. 4.09%, 04/06/2026, 3 mo. USD LIBOR + 3.750%	423,894
EUR 7,815,000	IVC Acquisition Ltd. 0.00%, 02/13/2026, 1 mo. USD LIBOR + 4.000%(6)	9,020,588
		9,444,482
	Home Builders - 0.7%
	Tecta America Corp.
$ 10,653,300	5.00%, 04/01/2028, 1 mo. USD LIBOR + 4.250%	10,666,617
3,800,000	9.25%, 04/01/2029, 1 mo. USD LIBOR + 8.500%	3,781,000
		14,447,617
	Home Furnishings - 0.9%
18,265,000	Mattress Firm Inc 5.00%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	18,169,291
	Insurance - 4.0%
15,953,054	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	15,729,711
	Asurion LLC
1,989,717	3.09%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	1,974,178
5,134,523	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%	5,120,609
1,566,352	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	1,549,952
5,739,525	3.34%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	5,682,130
9,905,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	9,864,290
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Insurance - 4.0% - (continued)
$ 9,640,000	5.34%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	$ 9,593,824
8,928,545	Hub International Ltd. 2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	8,825,063
11,833,644	Sedgwick Claims Management Services, Inc. 3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	11,707,970
13,857,161	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	13,745,750
		83,793,477
	Internet - 4.3%
	Adevinta ASA
EUR 4,250,000	3.25%, 06/26/2028, 3 mo. EURIBOR + 3.250%	4,910,641
$ 1,730,662	3.75%, 06/26/2028, 1 mo. USD LIBOR + 3.000%	1,730,230
15,830,325	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	15,546,646
	MH Sub LLC
16,259,739	3.50%, 09/13/2024, 3 mo. USD LIBOR + 3.500%	16,194,050
9,202,538	4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	9,217,906
2,815,000	6.34%, 02/12/2029, 1 mo. USD LIBOR + 6.250%	2,851,060
14,650,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	14,583,343
4,009,437	Rodan & Fields LLC 4.09%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	2,812,339
23,235,000	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	22,967,797
		90,814,012
	IT Services - 0.6%
5,386,500	Panther Commercial Holdings L.P. 5.00%, 01/07/2028, 1 mo. USD LIBOR + 5.000%	5,399,966
6,960,443	Surf Holdings LLC 3.62%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	6,912,208
		12,312,174
	Leisure Time - 2.9%
	Carnival Corp.
EUR 6,674,556	3.75%, 06/30/2025, 3 mo. EURIBOR + 3.750%	7,691,712
$ 12,957,847	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	12,933,616
6,370,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%	6,362,038
3,405,000	Great Canadian Gaming Corp. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 4.000%(6)	3,420,323
12,413,888	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%	12,372,549

The accompanying notes are an integral part of these financial statements.
64

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Leisure Time - 2.9% - (continued)
$ 13,117,125	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	$ 13,117,125
6,190,504	SRAM LLC 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	6,175,028
		62,072,391
	Lodging - 1.8%
6,275,763	Boyd Gaming Corp. 2.32%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	6,264,279
32,747,412	Caesars Resort Collection LLC 2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	32,580,400
		38,844,679
	Machinery-Diversified - 0.9%
7,355,000	ASP Blade Holdings, Inc. 0.00%, 10/13/2028, 1 mo. USD LIBOR + 4.000%(6)	7,364,194
9,630,000	Filtration Group Corp. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 3.750%(6)	9,613,147
1,023,008	Vertical U.S. Newco, Inc. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.500%	1,024,287
		18,001,628
	Media - 6.1%
1,980,000	Banijay Entertainment S.A.S 3.83%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	1,972,575
13,830,337	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	13,713,610
5,072,362	Charter Communications Operating LLC 1.84%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	5,035,131
	CSC Holdings LLC
7,464,437	2.34%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	7,284,843
3,509,367	2.59%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	3,434,793
15,440,000	DirecTV Financing LLC 5.75%, 07/22/2027, 1 mo. USD LIBOR + 5.000%	15,447,411
7,096,457	E.W. Scripps Co. 3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	7,069,845
5,730,003	Entravision Communications Corp. 2.84%, 11/29/2024, 3 mo. USD LIBOR + 2.750%	5,660,154
4,573,054	Gray Television, Inc. 2.58%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	4,540,493
38,068	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	37,985
8,704,113	NEP/NCP Holdco, Inc. 3.34%, 10/20/2025, 3 mo. USD LIBOR + 3.250%	8,433,502
10,315,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	10,165,433
EUR 2,400,000	UPC Broadband Holding B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	2,754,036
$ 12,625,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	12,564,526
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Media - 6.1% - (continued)
EUR 8,480,000	Virgin Media Ireland Ltd. 3.50%, 07/15/2029, 3 mo. EURIBOR + 3.500%	$ 9,736,023
GBP 7,550,000	Virgin Media SFA Finance Ltd. 3.32%, 11/15/2027, 1 mo. GBP LIBOR + 3.250%	10,155,251
EUR 9,985,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	11,403,223
		129,408,834
	Metal Fabricate/Hardware - 0.0%
$ 1,229,870	Ameriforge Group, Inc. 7.00%, 12/31/2023, 3 mo. USD LIBOR + 8.000%	553,442
	Miscellaneous Manufacturing - 1.0%
3,500,000	International Textile Group, Inc. 9.13%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	2,590,000
	LTI Holdings, Inc.
15,426,907	3.59%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	15,220,341
2,440,000	6.84%, 09/06/2026, 3 mo. USD LIBOR + 6.750%	2,427,043
231,074	UTEX Industries Inc. 5.50%, 12/03/2025, 1 mo. USD LIBOR + 5.250%	225,683
		20,463,067
	Oil & Gas Services - 0.3%
6,855,000	Oryx Midstream Services Permian Basin LLC 0.00%, 10/05/2028, 1 mo. USD LIBOR + 3.250%(6)	6,825,592
12,771,026	PES Holdings LLC 0.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(6)(7)	127,710
		6,953,302
	Packaging & Containers - 3.2%
19,091,646	BWAY Holding Co. 3.34%, 04/03/2024, 3 mo. USD LIBOR + 3.250%	18,569,680
	Flex Acquisition Co., Inc.
19,425,133	3.13%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	19,265,070
13,995,177	4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%	13,952,351
	Pretium PKG Holdings, Inc.
4,830,000	4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%	4,841,496
1,170,000	7.25%, 10/01/2029, 1 mo. USD LIBOR + 6.750%	1,181,700
	TricorBraun Holdings, Inc.
7,898,454	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	7,843,718
1,503,535	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(8)	1,493,116
		67,147,131
	Pharmaceuticals - 4.4%
5,784,285	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	5,777,690
6,585,366	Elanco Animal Health, Inc. 1.83%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	6,526,559
6,317,324	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/27/2028, 1 mo. USD LIBOR + 5.000%	6,150,610

The accompanying notes are an integral part of these financial statements.
65

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Pharmaceuticals - 4.4% - (continued)
$ 5,196,536	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	$ 5,205,370
EUR 5,015,413	Grifols S.A. 2.25%, 11/15/2027, 3 mo. EURIBOR + 2.250%	5,721,343
$ 8,135,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(6)	8,086,190
9,203,750	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	9,179,084
1,554,852	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	1,554,681
4,932,638	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	4,938,803
	Organon & Co.
EUR 2,104,725	3.00%, 06/02/2028, 3 mo. EURIBOR + 3.000%	2,429,145
$ 7,037,362	3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	7,050,593
5,601,850	Packaging Coordinators Midco, Inc. 4.25%, 11/30/2027, 1 mo. USD LIBOR + 3.500%	5,607,676
24,553,322	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	24,420,243
832,875	PetVet Care Centers LLC 0.00%, 02/14/2025(3)	831,318
		93,479,305
	Pipelines - 1.7%
7,050,779	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	7,024,338
9,234,776	Cheniere Corpus Christi Holdings LLC 1.84%, 06/30/2024, 3 mo. USD LIBOR + 1.750%	9,229,051
4,957,575	DT Midstream, Inc. 2.50%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	4,967,639
3,701,742	Medallion Midland Acquisition LLC 4.50%, 10/18/2028, 3 mo. USD LIBOR + 3.750%	3,698,263
11,265,820	Traverse Midstream Partners LLC 5.25%, 09/27/2024, 1 mo. USD LIBOR + 4.250%	11,249,372
		36,168,663
	Real Estate - 0.7%
EUR 4,055,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	4,657,204
9,635,000	Foncia Management 3.50%, 03/27/2028, 3 mo. EURIBOR + 3.500%	11,025,564
		15,682,768
	REITS - 0.1%
$ 1,402,374	VICI Properties LLC 0.00%, 12/20/2024, 1 mo. USD LIBOR + 1.750%(6)	1,397,992
	Retail - 6.9%
4,218,125	84 Lumber Co. 3.75%, 11/13/2026, 1 mo. USD LIBOR + 3.000%	4,219,897
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Retail - 6.9% - (continued)
$ 27,248,079	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	$ 26,698,213
7,454,611	Beacon Roofing Supply, Inc. 2.34%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	7,400,416
EUR 1,725,000	EG Group Ltd. 7.00%, 04/10/2027, 3 mo. EURIBOR + 7.000%	1,994,100
$ 18,693,737	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	18,736,546
6,470,801	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	6,466,207
	LBM Acquisition LLC
3,160,000	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(6)	3,115,223
6,304,160	3.88%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	6,214,830
10,826,517	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	10,673,105
9,940,088	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	9,921,500
EUR 2,825,000	Peer Holding B.V. 3.00%, 03/08/2025, 3 mo. EURIBOR + 3.000%	3,234,414
$ 10,153,425	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	10,146,216
4,897,725	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	4,899,488
5,915,000	Specialty Building Products Holdings LLC 0.00%, 10/15/2028, 1 mo. USD LIBOR + 3.750%(6)	5,890,985
12,497,655	Sports Authority, Inc. 0.00%, 11/16/2022, 3 mo. USD LIBOR + 6.000%(6)(9)(10)	12,498
5,112,188	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	5,110,756
22,857,919	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	21,945,888
		146,680,282
	Semiconductors - 1.0%
11,870,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(6)	11,855,163
3,715,000	Synaptics Incorporated 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(6)	3,720,795
6,120,000	TPG Elf Purchaser LLC 0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.500%(6)	6,112,350
		21,688,308
	Software - 6.8%
2,457,650	Athenahealth, Inc. 4.38%, 02/11/2026, 1 mo. USD LIBOR + 4.250%	2,463,794
	Camelot U.S. Acquisition Co.
9,825,000	3.09%, 10/30/2026, 1 mo. USD LIBOR + 3.000%	9,766,050
3,970,000	4.00%, 10/30/2026, 1 mo. USD LIBOR + 3.000%	3,975,955
2,100,000	CCC Intelligent Solutions, Inc. 3.00%, 09/21/2028, 1 mo. USD LIBOR + 2.500%	2,093,175

The accompanying notes are an integral part of these financial statements.
66

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Software - 6.8% - (continued)
	DCert Buyer, Inc.
$ 13,882,987	4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	$ 13,884,514
12,370,000	7.09%, 02/16/2029, 1 mo. USD LIBOR + 7.000%	12,460,548
5,245,696	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	5,222,300
6,083,725	E2open LLC 3.75%, 02/04/2028, 1 mo. USD LIBOR + 3.250%	6,086,280
	Hyland Software, Inc.
9,734,389	4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	9,737,407
2,446,000	7.00%, 07/07/2025, 1 mo. USD LIBOR + 6.250%	2,467,403
479,004	MA Finance Co. LLC 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	473,764
	Mitchell International, Inc.
14,005,000	4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	13,871,952
2,865,000	7.00%, 10/15/2029, 1 mo. USD LIBOR + 6.500%	2,885,771
1,950,226	Navicure, Inc. 4.09%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	1,951,454
	Polaris Newco LLC
EUR 4,630,000	4.00%, 06/02/2028, 3 mo. EURIBOR + 4.000%	5,341,147
$ 16,260,000	4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	16,291,219
250,000	Quest Software U.S. Holdings, Inc. 8.38%, 05/18/2026, 3 mo. USD LIBOR + 8.250%	249,480
9,680,000	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%	9,656,768
3,307,631	Seattle Spinco, Inc. 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	3,271,446
15,648,403	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	15,499,743
	Ultimate Software Group, Inc.
6,140,555	3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	6,147,187
195,000	7.50%, 05/03/2027, 1 mo. USD LIBOR + 6.750%	198,251
		143,995,608
	Telecommunications - 2.6%
8,231,610	CenturyLink, Inc. 2.34%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	8,121,883
10,485,125	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	10,464,155
EUR 11,140,000	Lorca Finco plc 0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(6)	12,784,861
14,050,621	Numericable Group S.A. 3.00%, 07/31/2025, 3 mo. EURIBOR + 3.000%	15,794,222
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 85.5%(5) - (continued)
	Telecommunications - 2.6% - (continued)
	Xplornet Communications, Inc.
$ 2,230,000	0.00%, 10/01/2029, 1 mo. USD LIBOR + 7.000%(6)	$ 2,218,850
6,535,000	0.00%, 10/02/2028, 1 mo. USD LIBOR + 4.000%(6)	6,521,015
		55,904,986
	Transportation - 0.6%
13,066,856	PODS LLC 3.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	13,042,421
	Total Senior Floating Rate Interests (cost $1,831,193,186)	$ 1,809,846,658
COMMON STOCKS - 0.4%
	Energy - 0.3%
2,037,975	Ascent Resources - Marcellus LLC Class A(9)(10)	$ 1,681,329
71,083	Foresight Energy LLC	959,620
418,220,006	KCA Deutag(9)(10)(11)	—
15,718	Kelly Topco Shares(9)(10)(11)	1,639,388
544,947	Philadelphia Energy Solutions Class A(9)(10)	—
112,212	Texgen Power LLC	2,917,512
		7,197,849
	Insurance - 0.0%
175,508	AFG Holdings, Inc.	263,262
	Materials - 0.1%
37,645	UTEX Industries, Inc.	1,806,960
	Total Common Stocks (cost $27,579,364)	$ 9,268,071
EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
1,265,400	Invesco Senior Loan ETF	$ 27,940,032
311,000	SPDR Blackstone Senior Loan ETF	14,274,900
		42,214,932
	Total Exchange-Traded Funds (cost $41,854,663)	$ 42,214,932
WARRANTS - 0.0%
	Energy - 0.0%
719,301	Ascent Resources - Marcellus LLC Expires 3/30/2023(9)(10)	$ 14,519
	Materials - 0.0%
7,500	UTEX Industries, Inc. Expires 12/03/2025(9)(10)	56,850
	Total Warrants (cost $107,156)	$ 71,369
	Total Long-Term Investments (Cost $2,058,401,961)	$ 2,016,186,634

The accompanying notes are an integral part of these financial statements.
67

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.3%
	Other Investment Pools & Funds - 5.3%
111,839,593	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.03%(12)		$ 111,839,593
	Total Short-Term Investments (cost $111,839,593)		$ 111,839,593
	Total Investments (cost $2,170,241,554)	100.5%	$ 2,128,026,227
	Other Assets and Liabilities	(0.5)%	(10,497,810)
	Total Net Assets	100.0%	$ 2,117,528,417
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $21,370,467, representing 1.0% of net assets.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $109,165,947, representing 5.2% of net assets.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(4)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(5)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(6)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(7)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(8)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $1,493,116, which rounds to 0.1% of total net assets.
(9)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $3,404,584, which represented 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(10)	Investment valued using significant unobservable inputs.
(11)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,639,388 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
03/2011	KCA Deutag	418,220,006	$ 5,667,718	$ —
09/2021	Kelly Topco Shares	15,718	1,251,310	1,639,388
			$ 6,919,028	$ 1,639,388

(12)	Current yield as of period end.

OTC Total Return Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	8,340,000	(0.12%)	12/20/21	At Maturity	$ —	$ —	$ 42,232	$ 42,232
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	9,695,000	(0.12%)	12/20/21	At Maturity	—	—	49,093	49,093
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	21,665,000	(0.12%)	12/20/21	At Maturity	—	—	109,707	109,707
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	40,660,000	(0.12%)	03/20/22	At Maturity	—	—	285,696	285,696
Total OTC total return swap contracts							$ —	$ —	$ 486,728	$ 486,728

The accompanying notes are an integral part of these financial statements.
68

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
913,000	EUR	1,061,887	USD	WEST	11/30/2021	$ (5,843)
280,186,922	USD	241,268,399	EUR	DEUT	11/30/2021	1,118,069
12,150,816	USD	8,827,321	GBP	DEUT	11/30/2021	69,959
Total foreign currency contracts						$ 1,182,185
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 8,180,731	$ —	$ 8,180,731	$ —
Corporate Bonds	146,604,873	—	146,604,873	—
Senior Floating Rate Interests	1,809,846,658	—	1,809,834,160	12,498
Common Stocks
Energy	7,197,849	3,877,132	—	3,320,717
Insurance	263,262	263,262	—	—
Materials	1,806,960	1,806,960	—	—
Exchange-Traded Funds	42,214,932	42,214,932	—	—
Warrants	71,369	—	—	71,369
Short-Term Investments	111,839,593	111,839,593	—	—
Foreign Currency Contracts(2)	1,188,028	—	1,188,028	—
Swaps- Total Return(2)	486,728	—	486,728	—
Total	$ 2,129,700,983	$ 160,001,879	$ 1,966,294,520	$ 3,404,584
Liabilities
Foreign Currency Contracts(2)	$ (5,843)	$ —	$ (5,843)	$ —
Total	$ (5,843)	$ —	$ (5,843)	$ —

(1)	For the year ended October 31, 2021, investments valued at $4,323,068 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
69

The Hartford Floating Rate High Income Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.5%
	Airlines - 0.2%
$ 1,100,000	JetBlue Airways Corp. 0.50%, 04/01/2026(1)	$ 1,056,238
	Internet - 0.3%
GBP 900,000	Trainline PLC 1.00%, 01/14/2026(2)	1,078,473
	Total Convertible Bonds (cost $2,232,201)	$ 2,134,711
CORPORATE BONDS - 9.3%
	Commercial Banks - 0.8%
	Freedom Mortgage Corp.
$ 875,000	6.63%, 01/15/2027(1)	$ 829,062
450,000	7.63%, 05/01/2026(1)	438,750
525,000	8.13%, 11/15/2024(1)	529,977
1,715,000	8.25%, 04/15/2025(1)	1,732,150
		3,529,939
	Commercial Services - 0.7%
620,000	APX Group, Inc. 5.75%, 07/15/2029(1)	614,575
925,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	919,219
EUR 200,000	Q-Park Holding I B.V. 2.00%, 03/31/2026, 3 mo. EURIBOR + 2.000%(1)(3)	221,663
$ 1,250,000	WW International, Inc. 4.50%, 04/15/2029(1)	1,196,875
		2,952,332
	Diversified Financial Services - 0.9%
3,295,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)	2,960,195
610,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(1)	566,083
625,000	United Wholesale Mortgage LLC 5.50%, 11/15/2025(1)	621,875
		4,148,153
	Electrical Components & Equipment - 0.1%
EUR 515,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(1)	576,235
	Engineering & Construction - 0.1%
$ 575,000	Artera Services LLC 9.03%, 12/04/2025(1)	613,812
	Entertainment - 0.8%
EUR 160,000	Banijay Group SAS 6.50%, 03/01/2026(1)	190,512
	Cinemark USA, Inc.
$ 1,295,000	5.25%, 07/15/2028(1)	1,263,441
1,375,000	5.88%, 03/15/2026(1)	1,378,438
EUR 500,000	Scientific Games International, Inc. 3.38%, 02/15/2026(2)	583,202
		3,415,593
	Insurance - 0.2%
$ 650,000	Genworth Holdings, Inc. 4.90%, 08/15/2023	664,625
	Internet - 0.2%
EUR 670,000	United Group B.V. 3.25%, 02/15/2026, 3 mo. EURIBOR + 3.250%(1)(3)	757,651
	Leisure Time - 1.6%
$ 2,125,000	Carnival Corp. 7.63%, 03/01/2026(1)	2,238,879
	Life Time, Inc.
850,000	5.75%, 01/15/2026(1)	872,627
775,000	8.00%, 04/15/2026(1)	813,750
	NCL Corp. Ltd.
625,000	3.63%, 12/15/2024(1)	588,281
200,000	5.88%, 03/15/2026(1)	200,500
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 9.3% - (continued)
	Leisure Time - 1.6% - (continued)
$ 1,025,000	Royal Caribbean Cruises Ltd. 4.25%, 07/01/2026(1)	$ 994,250
	Viking Cruises Ltd.
425,000	5.88%, 09/15/2027(1)	410,656
875,000	7.00%, 02/15/2029(1)	879,393
		6,998,336
	Lodging - 0.2%
	Wynn Macau Ltd.
425,000	5.13%, 12/15/2029(1)	382,899
425,000	5.50%, 01/15/2026(1)	399,445
		782,344
	Machinery-Diversified - 0.2%
850,000	OT Merger Corp. 7.88%, 10/15/2029(1)	837,250
	Media - 0.1%
350,000	Houghton Mifflin Harcourt Publishers, Inc. 9.00%, 02/15/2025(1)	371,000
	Mining - 0.0%
EUR 175,000	Constellium SE 3.13%, 07/15/2029(1)	198,848
	Oil & Gas - 0.3%
500,000	Petroleos Mexicanos 4.75%, 02/26/2029(2)	570,232
$ 135,000	Rockcliff Energy LLC 5.50%, 10/15/2029(1)	138,510
	Southwestern Energy Co.
224,000	5.38%, 02/01/2029(1)	236,320
205,000	5.38%, 03/15/2030	216,271
		1,161,333
	Oil & Gas Services - 0.0%
145,375	KCA Deutag UK Finance plc 9.88%, 12/01/2025(1)	158,241
	Packaging & Containers - 0.1%
	Mauser Packaging Solutions Holding Co.
EUR 400,000	4.75%, 04/15/2024(2)	457,498
$ 200,000	7.25%, 04/15/2025(1)	193,644
		651,142
	Pharmaceuticals - 0.2%
EUR 575,000	Teva Pharmaceutical Finance Netherlands B.V. 1.25%, 03/31/2023	661,822
	Real Estate - 0.5%
$ 475,000	Country Garden Holdings Co., Ltd. 3.88%, 10/22/2030	434,625
450,000	KWG Group Holdings Ltd. 6.00%, 01/11/2022	424,792
	Yuzhou Group Holdings Co., Ltd.
950,000	6.00%, 01/25/2022	666,188
1,225,000	8.50%, 02/26/2024(2)	616,507
		2,142,112
	Retail - 1.7%
195,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(1)(4)	187,922
	Dufry One B.V.
EUR 350,000	2.00%, 02/15/2027(2)	381,578
350,000	2.50%, 10/15/2024(2)	398,453
	eG Global Finance plc
1,300,000	4.38%, 02/07/2025(2)	1,482,344
250,000	6.25%, 10/30/2025(2)	292,670
$ 1,000,000	LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026(1)	1,013,560

The accompanying notes are an integral part of these financial statements.
70

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 9.3% - (continued)
	Retail - 1.7% - (continued)
$ 600,000	Michaels Cos., Inc. 7.88%, 05/01/2029(1)	$ 606,000
	Staples, Inc.
1,950,000	7.50%, 04/15/2026(1)	1,969,500
1,400,000	10.75%, 04/15/2027(1)	1,337,000
		7,669,027
	Software - 0.0%
205,000	MicroStrategy, Inc. 6.13%, 06/15/2028(1)	210,357
	Telecommunications - 0.6%
	Altice France S.A.
EUR 550,000	4.13%, 01/15/2029(2)	625,468
905,000	4.25%, 10/15/2029(1)	1,035,718
$ 825,000	Frontier Communications Corp. 5.88%, 11/01/2029	821,906
		2,483,092
	Total Corporate Bonds (cost $41,824,338)	$ 40,983,244
SENIOR FLOATING RATE INTERESTS - 83.3%(5)
	Airlines - 1.9%
2,880,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	$ 2,997,907
1,825,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	1,842,867
1,040,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	1,106,955
1,035,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	1,101,695
1,283,550	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	1,300,737
		8,350,161
	Asset-Backed - Finance & Insurance - 0.2%
EUR 875,000	Kouti B.V. 0.00%, 07/01/2028, 1 mo. USD LIBOR + 3.750%(6)	1,008,344
	Auto Parts & Equipment - 0.6%
	First Brands Group LLC
$ 1,124,546	6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	1,132,980
1,675,000	9.50%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	1,687,562
		2,820,542
	Chemicals - 0.4%
	NIC Acquisition Corp.
1,104,450	4.50%, 12/29/2027, 1 mo. USD LIBOR + 3.750%	1,102,031
540,000	8.50%, 12/29/2028, 1 mo. USD LIBOR + 7.750%	539,325
		1,641,356
	Commercial Services - 6.2%
2,170,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	2,161,515
	Belron Finance U.S. LLC
843,561	2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	838,820
584,800	3.25%, 04/13/2028, 1 mo. USD LIBOR + 2.750%	584,437
EUR 2,700,000	Belron Luxembourg S.a r.l. 2.75%, 04/13/2028, 3 mo. EURIBOR + 2.750%	3,096,480
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Commercial Services - 6.2% - (continued)
$ 1,661,318	EVO Payments International LLC 3.34%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	$ 1,658,892
6,375,000	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%	6,210,334
EUR 5,690,000	Verisure Holding AB 3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%	6,521,466
$ 2,059,650	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	2,047,807
4,041,187	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	3,990,673
		27,110,424
	Construction Materials - 1.3%
2,190,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(6)	2,185,445
1,050,274	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	1,048,173
895,443	Quikrete Holdings, Inc. 2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	886,113
426,376	Tamko Building Products LLC 3.09%, 06/01/2026, 1 mo. USD LIBOR + 3.000%	424,423
1,126,262	Wilsonart LLC 4.50%, 12/19/2026, 1 mo. USD LIBOR + 3.500%	1,126,972
		5,671,126
	Distribution/Wholesale - 0.5%
2,166,082	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	2,143,793
	Diversified Financial Services - 0.9%
	Blackhawk Network Holdings, Inc.
2,694,408	3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	2,670,832
560,000	7.13%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	554,400
862,838	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	860,068
		4,085,300
	Engineering & Construction - 1.9%
8,040,971	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	7,965,949
585,000	PowerTeam Services LLC 8.25%, 03/06/2026, 3 mo. USD LIBOR + 7.250%	580,612
		8,546,561
	Entertainment - 6.4%
4,195,000	AP Core Holdings, II LLC 6.25%, 09/01/2027, 1 mo. USD LIBOR + 5.500%	4,202,778
EUR 620,000	Banijay Entertainment S.A.S 3.75%, 03/01/2025, 3 mo. EURIBOR + 3.750%	716,569
$ 592,937	Cinemark USA, Inc. 1.84%, 03/31/2025, 3 mo. USD LIBOR + 1.750%	565,888
	Crown Finance U.S., Inc.
EUR 203,132	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	193,335
$ 9,179,582	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	7,554,796
455,722	7.13%, 05/23/2024, 1 mo. USD LIBOR + 7.000%	549,600
505,748	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	542,415

The accompanying notes are an integral part of these financial statements.
71

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Entertainment - 6.4% - (continued)
$ 1,095,000	J&J Ventures Gaming LLC 4.75%, 04/07/2028, 1 mo. USD LIBOR + 4.000%	$ 1,097,738
1,450,000	Maverick Gaming LLC 8.50%, 08/19/2028, 1 mo. USD LIBOR + 7.500%	1,446,375
2,858,067	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	2,844,748
5,009,150	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	4,977,843
586,536	William Morris Endeavor Entertainment LLC 2.84%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	574,236
2,655,000	WMG Acquisition Corp. 2.21%, 01/20/2028, 1 mo. USD LIBOR + 2.125%	2,641,167
		27,907,488
	Food - 1.8%
EUR 3,990,000	Froneri International Ltd. 2.63%, 01/29/2027, 3 mo. EURIBOR + 2.625%	4,497,128
$ 1,798,570	Post Holdings, Inc. 4.75%, 10/21/2024, 1 mo. USD LIBOR + 4.000%	1,804,416
835,698	Simply Good Foods USA, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%	839,358
923,460	U.S. Foods, Inc. 2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	906,145
		8,047,047
	Food Service - 0.5%
	Aramark Services, Inc.
247,112	1.84%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	240,782
1,807,006	2.59%, 04/06/2028, 1 mo. USD LIBOR + 2.500%	1,792,098
		2,032,880
	Healthcare - Products - 1.4%
	Avantor Funding, Inc.
1,270,000	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%(6)	1,268,946
EUR 1,246,875	2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%	1,437,380
$ 459,252	Coty, Inc. 2.34%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	451,789
1,162,087	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	1,163,180
2,025,748	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	2,029,050
		6,350,345
	Healthcare - Services - 6.4%
4,373,025	ADMI Corp. 3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%	4,338,872
EUR 2,460,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	2,826,384
$ 1,473,163	Cano Health LLC 5.25%, 11/19/2027, 1 mo. USD LIBOR + 4.500%	1,473,163
736,742	Envision Healthcare Corp. 3.84%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	608,122
949,376	eResearchTechnology, Inc. 5.50%, 02/04/2027, 1 mo. USD LIBOR + 4.500%	953,202
	EyeCare Partners LLC
460,000	0.00%, 10/14/2029, 1 mo. USD LIBOR + 6.750%(6)	461,532
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Healthcare - Services - 6.4% - (continued)
$ 5,412,718	3.88%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	$ 5,374,179
842,462	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	842,370
3,446,593	Loire Finco Luxembourg S.a.r.l. 3.25%, 04/21/2027, 1 mo. USD LIBOR + 3.250%	3,377,661
5,088,737	MED ParentCo L.P. 4.34%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	5,073,165
	Medical Solutions L.L.C.
2,238,600	0.00%, 10/07/2028, 1 mo. USD LIBOR + 3.500%(6)	2,239,719
426,400	0.00%, 11/01/2028(6)	426,613
		27,994,982
	Holding Companies-Diversified - 0.6%
99,491	Belfor Holdings, Inc. 4.09%, 04/06/2026, 3 mo. USD LIBOR + 3.750%	99,740
EUR 2,205,000	IVC Acquisition Ltd. 0.00%, 02/13/2026, 1 mo. USD LIBOR + 4.000%(6)	2,545,156
		2,644,896
	Home Builders - 0.9%
	Tecta America Corp.
$ 2,997,488	5.00%, 04/01/2028, 1 mo. USD LIBOR + 4.250%	3,001,234
1,000,000	9.25%, 04/01/2029, 1 mo. USD LIBOR + 8.500%	995,000
		3,996,234
	Home Furnishings - 1.1%
4,710,000	Mattress Firm Inc 5.00%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	4,685,320
	Insurance - 4.5%
2,236,482	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	2,205,172
	Asurion LLC
3,154,909	3.09%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	3,130,269
159,928	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%	159,495
576,318	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	570,283
4,030,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	4,013,437
3,310,000	5.34%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	3,294,145
2,443,611	Sedgwick Claims Management Services, Inc. 3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	2,417,660
4,089,328	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	4,056,449
		19,846,910
	Internet - 4.1%
3,236,887	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	3,178,882
	MH Sub LLC
4,055,339	3.50%, 09/13/2024, 3 mo. USD LIBOR + 3.500%	4,038,955
1,677,293	4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	1,680,094
625,000	6.34%, 02/12/2029, 1 mo. USD LIBOR + 6.250%	633,006

The accompanying notes are an integral part of these financial statements.
72

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Internet - 4.1% - (continued)
$ 1,985,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	$ 1,975,968
822,909	Rodan & Fields LLC 4.09%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	577,213
5,935,000	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	5,866,748
		17,950,866
	IT Services - 0.3%
997,500	Panther Commercial Holdings L.P. 5.00%, 01/07/2028, 1 mo. USD LIBOR + 5.000%	999,994
302,702	Surf Holdings LLC 3.62%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	300,604
		1,300,598
	Leisure Time - 4.0%
	Carnival Corp.
EUR 2,044,190	3.75%, 06/30/2025, 3 mo. EURIBOR + 3.750%	2,355,711
$ 3,335,423	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	3,329,186
1,300,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%	1,298,375
1,105,000	Great Canadian Gaming Corp. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 4.000%(6)	1,109,972
2,184,638	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%	2,177,363
4,039,875	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	4,039,875
3,149,419	SRAM LLC 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	3,141,546
		17,452,028
	Lodging - 1.7%
7,292,163	Caesars Resort Collection LLC 2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	7,254,973
	Machinery-Diversified - 0.8%
1,110,000	ASP Blade Holdings, Inc. 0.00%, 10/13/2028, 1 mo. USD LIBOR + 4.000%(6)	1,111,388
2,405,000	Filtration Group Corp. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 3.750%(6)	2,400,791
		3,512,179
	Media - 4.4%
945,450	Banijay Entertainment S.A.S 3.83%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	941,905
3,745,613	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	3,714,000
806,391	Charter Communications Operating LLC 1.84%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	800,473
4,215,000	DirecTV Financing LLC 5.75%, 07/22/2027, 1 mo. USD LIBOR + 5.000%	4,217,023
11,897	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	11,871
1,818,852	NEP/NCP Holdco, Inc. 3.34%, 10/20/2025, 3 mo. USD LIBOR + 3.250%	1,762,303
2,100,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	2,069,550
EUR 625,000	UPC Broadband Holding B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	717,197
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Media - 4.4% - (continued)
$ 1,115,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	$ 1,109,659
GBP 1,525,000	Virgin Media SFA Finance Ltd. 3.32%, 11/15/2027, 1 mo. GBP LIBOR + 3.250%	2,051,226
EUR 595,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	679,511
$ 1,300,000	Ziggo Financing Partnership 2.59%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,283,204
		19,357,922
	Metal Fabricate/Hardware - 0.0%
243,957	Ameriforge Group, Inc. 7.00%, 12/31/2023, 3 mo. USD LIBOR + 8.000%	109,781
	Miscellaneous Manufacturing - 1.0%
750,000	International Textile Group, Inc. 9.13%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	555,000
	LTI Holdings, Inc.
3,143,529	3.59%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	3,101,437
815,000	6.84%, 09/06/2026, 3 mo. USD LIBOR + 6.750%	810,673
15,535	UTEX Industries Inc. 5.50%, 12/03/2025, 1 mo. USD LIBOR + 5.250%	15,172
		4,482,282
	Oil & Gas Services - 0.3%
1,425,000	Oryx Midstream Services Permian Basin LLC 0.00%, 10/05/2028, 1 mo. USD LIBOR + 3.250%(6)	1,418,887
	Packaging & Containers - 3.7%
4,728,498	BWAY Holding Co. 3.34%, 04/03/2024, 3 mo. USD LIBOR + 3.250%	4,599,221
	Flex Acquisition Co., Inc.
5,962,796	3.13%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	5,913,662
2,265,006	4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%	2,258,075
	Pretium PKG Holdings, Inc.
1,330,000	4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%	1,333,166
490,000	7.25%, 10/01/2029, 1 mo. USD LIBOR + 6.750%	494,900
	TricorBraun Holdings, Inc.
1,557,004	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	1,546,214
294,469	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(7)	292,428
		16,437,666
	Pharmaceuticals - 3.4%
1,257,931	Elanco Animal Health, Inc. 1.83%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	1,246,697
1,344,121	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/27/2028, 1 mo. USD LIBOR + 5.000%	1,308,649
1,465,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(6)	1,456,210
2,656,650	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	2,649,530
209,900	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	209,877

The accompanying notes are an integral part of these financial statements.
73

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Pharmaceuticals - 3.4% - (continued)
$ 1,002,487	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	$ 1,003,741
	Organon & Co.
EUR 389,025	3.00%, 06/02/2028, 3 mo. EURIBOR + 3.000%	448,989
$ 1,216,950	3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	1,219,238
5,025,800	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	4,998,560
164,580	PetVet Care Centers LLC 0.00%, 02/14/2025(6)	164,273
		14,705,764
	Pipelines - 1.1%
1,287,463	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	1,282,635
1,065,316	Cheniere Corpus Christi Holdings LLC 1.84%, 06/30/2024, 3 mo. USD LIBOR + 1.750%	1,064,656
514,358	Medallion Midland Acquisition LLC 4.50%, 10/18/2028, 3 mo. USD LIBOR + 3.750%	513,875
2,203,396	Traverse Midstream Partners LLC 5.25%, 09/27/2024, 1 mo. USD LIBOR + 4.250%	2,200,179
		5,061,345
	Real Estate - 0.7%
EUR 750,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	861,381
1,865,000	Foncia Management 3.50%, 03/27/2028, 3 mo. EURIBOR + 3.500%	2,134,165
		2,995,546
	REITS - 0.1%
$ 265,000	VICI Properties LLC 0.00%, 12/20/2024, 1 mo. USD LIBOR + 1.750%(6)	264,172
	Retail - 8.0%
744,375	84 Lumber Co. 3.75%, 11/13/2026, 1 mo. USD LIBOR + 3.000%	744,688
5,122,130	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	5,018,765
1,760,985	Beacon Roofing Supply, Inc. 2.34%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	1,748,182
EUR 530,000	EG Group Ltd. 7.00%, 04/10/2027, 3 mo. EURIBOR + 7.000%	612,680
$ 5,017,087	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	5,028,577
2,063,128	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	2,061,663
	LBM Acquisition LLC
638,333	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(6)	629,288
1,273,467	3.88%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,255,422
3,668,737	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	3,616,751
2,004,975	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	2,001,226
2,701,906	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	2,699,987
1,007,475	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	1,007,838
1,235,000	Specialty Building Products Holdings LLC 0.00%, 10/15/2028, 1 mo. USD LIBOR + 3.750%(6)	1,229,986
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Retail - 8.0% - (continued)
$ 1,928,771	Sports Authority, Inc. 0.00%, 11/16/2022, 3 mo. USD LIBOR + 6.000%(6)(8)(9)(10)	$ 1,929
1,067,325	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	1,067,026
6,817,234	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	6,545,226
		35,269,234
	Semiconductors - 1.3%
3,105,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(6)	3,101,119
775,000	Synaptics Incorporated 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(6)	776,209
1,655,000	TPG Elf Purchaser LLC 0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.500%(6)	1,652,931
		5,530,259
	Software - 6.7%
	Camelot U.S. Acquisition Co.
2,437,595	3.09%, 10/30/2026, 1 mo. USD LIBOR + 3.000%	2,422,969
729,487	4.00%, 10/30/2026, 1 mo. USD LIBOR + 3.000%	730,582
	DCert Buyer, Inc.
4,051,809	4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	4,052,255
3,450,000	7.09%, 02/16/2029, 1 mo. USD LIBOR + 7.000%	3,475,254
745,000	E2open LLC 3.75%, 02/04/2028, 1 mo. USD LIBOR + 3.250%	745,313
	Hyland Software, Inc.
1,812,139	4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	1,812,700
812,800	7.00%, 07/07/2025, 1 mo. USD LIBOR + 6.250%	819,912
	Mitchell International, Inc.
3,280,000	4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	3,248,840
820,000	7.00%, 10/15/2029, 1 mo. USD LIBOR + 6.500%	825,945
	Polaris Newco LLC
EUR 1,920,000	4.00%, 06/02/2028, 3 mo. EURIBOR + 4.000%	2,214,903
$ 4,855,000	4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	4,864,322
1,780,000	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%	1,775,728
1,091,746	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	1,081,375
	Ultimate Software Group, Inc.
1,002,729	3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	1,003,812
105,000	7.50%, 05/03/2027, 1 mo. USD LIBOR + 6.750%	106,750
		29,180,660
	Telecommunications - 3.3%
2,507,731	CenturyLink, Inc. 2.34%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	2,474,303
2,173,300	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	2,168,953
EUR 2,315,000	Lorca Finco plc 0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(6)	2,656,818

The accompanying notes are an integral part of these financial statements.
74

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 83.3%(5) - (continued)
	Telecommunications - 3.3% - (continued)
	Numericable Group S.A.
$ 824,335	2.88%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	$ 809,736
EUR 3,240,878	3.00%, 07/31/2025, 3 mo. EURIBOR + 3.000%	3,643,052
	Xplornet Communications, Inc.
$ 770,000	0.00%, 10/01/2029, 1 mo. USD LIBOR + 7.000%(6)	766,150
1,815,000	0.00%, 10/02/2028, 1 mo. USD LIBOR + 4.000%(6)	1,811,116
		14,330,128
	Transportation - 0.9%
3,877,582	PODS LLC 3.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	3,870,331
	Total Senior Floating Rate Interests (cost $367,444,319)	$ 365,368,330
COMMON STOCKS - 0.3%
	Energy - 0.2%
190,736	Ascent Resources - Marcellus LLC Class A*(9)(10)	$ 157,357
13,824	Foresight Energy LLC*	186,619
2,907	Kelly Topco Shares(9)(10)(11)	303,200
13,865	Texgen Power LLC*	360,490
		1,007,666
	Insurance - 0.0%
34,814	AFG Holdings, Inc.	52,221
	Materials - 0.1%
3,079	UTEX Industries, Inc.	147,792
	Total Common Stocks (cost $2,453,675)	$ 1,207,679
EXCHANGE-TRADED FUNDS - 2.8%
	Other Investment Pools & Funds - 2.8%
290,400	Invesco Senior Loan ETF	$ 6,412,032
124,600	SPDR Blackstone Senior Loan ETF	5,719,140
		12,131,172
	Total Exchange-Traded Funds (cost $12,229,460)	$ 12,131,172
WARRANTS - 0.0%
	Energy - 0.0%
94,294	Ascent Resources - Marcellus LLC Expires 3/30/2023*(9)(10)	$ 2,660
Shares or Principal Amount			Market Value†
WARRANTS - 0.0% - (continued)
	Materials - 0.0%
1,875	UTEX Industries, Inc. Expires 12/03/2025(9)(10)		$ 14,212
	Total Warrants (cost $19,724)		$ 16,872
	Total Long-Term Investments (Cost $426,203,717)		$ 421,842,008
SHORT-TERM INVESTMENTS - 4.1%
	Other Investment Pools & Funds - 4.1%
17,942,226	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.03%(12)		$ 17,942,226
	Total Short-Term Investments (cost $17,942,226)		$ 17,942,226
	Total Investments (cost $444,145,943)	100.3%	$ 439,784,234
	Other Assets and Liabilities	(0.3)%	(1,418,225)
	Total Net Assets	100.0%	$ 438,366,009
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $32,741,301, representing 7.5% of net assets.
(2)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $6,486,425, representing 1.5% of net assets.

The accompanying notes are an integral part of these financial statements.
75

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2021

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(4)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(5)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(6)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(7)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $292,428, which rounds to 0.1% of total net assets.
(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(9)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $479,358, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(10)	Investment valued using significant unobservable inputs.
(11)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $303,200 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
9/2021	Kelly Topco Shares	2,907	$ 231,426	$ 303,200

(12)	Current yield as of period end.

OTC Total Return Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	1,650,000	(0.12%)	12/20/21	At Maturity	$ —	$ —	$ 8,355	$ 8,355
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	1,920,000	(0.12%)	12/20/21	At Maturity	—	—	9,722	9,722
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	4,290,000	(0.12%)	12/20/21	At Maturity	—	—	21,724	21,724
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	8,315,000	(0.12%)	03/20/22	At Maturity	—	—	58,425	58,425
Total OTC total return swap contracts							$ —	$ —	$ 98,226	$ 98,226

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
374,000	EUR	434,989	USD	WEST	11/30/2021	$ (2,394)
55,893,185	USD	48,129,510	EUR	DEUT	11/30/2021	223,038
3,216,883	USD	2,337,000	GBP	DEUT	11/30/2021	18,522
Total foreign currency contracts						$ 239,166
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
76

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 2,134,711	$ —	$ 2,134,711	$ —
Corporate Bonds	40,983,244	—	40,983,244	—
Senior Floating Rate Interests	365,368,330	—	365,366,401	1,929
Common Stocks
Energy	1,007,666	547,109	—	460,557
Insurance	52,221	52,221	—	—
Materials	147,792	147,792	—	—
Exchange-Traded Funds	12,131,172	12,131,172	—	—
Warrants	16,872	—	—	16,872
Short-Term Investments	17,942,226	17,942,226	—	—
Foreign Currency Contracts(2)	241,560	—	241,560	—
Swaps- Total Return(2)	98,226	—	98,226	—
Total	$ 440,124,020	$ 30,820,520	$ 408,824,142	$ 479,358
Liabilities
Foreign Currency Contracts(2)	$ (2,394)	$ —	$ (2,394)	$ —
Total	$ (2,394)	$ —	$ (2,394)	$ —

(1)	For the year ended October 31, 2021, investments valued at $2,010 were transferred into Level 3 due to the unavailability of active market pricing, and investments valued at $574,147 were transferred out of Level 3 due to the availability of significant observable inputs.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
77

The Hartford High Yield Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 2.8%
	Airlines - 0.2%
$ 975,000	JetBlue Airways Corp. 0.50%, 04/01/2026(1)	$ 936,211
	Auto Manufacturers - 0.4%
1,658,000	Ford Motor Co. 0.00%, 03/15/2026(1)(2)	1,961,226
	Commercial Services - 0.2%
EUR 900,000	Nexi S.p.A. 1.75%, 04/24/2027(3)	1,186,578
	Engineering & Construction - 0.3%
600,000	Cellnex Telecom S.A. 1.50%, 01/16/2026(3)	1,264,086
	Entertainment - 0.2%
$ 1,128,000	DraftKings, Inc. 0.00%, 03/15/2028(1)(2)	983,549
	Healthcare - Products - 0.2%
825,000	NuVasive, Inc. 0.38%, 03/15/2025	777,563
	Machinery-Diversified - 0.3%
866,000	Middleby Corp. 1.00%, 09/01/2025	1,304,011
	Oil & Gas - 0.3%
775,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025	1,369,633
	REITS - 0.2%
1,075,000	Pebblebrook Hotel Trust 1.75%, 12/15/2026	1,196,584
	Retail - 0.2%
975,000	Shake Shack, Inc. 0.00%, 03/01/2028(1)(2)	800,590
	Software - 0.3%
1,258,000	Western Digital Corp. 1.50%, 02/01/2024	1,244,912
	Total Convertible Bonds (cost $11,558,824)	$ 13,024,943
CORPORATE BONDS - 90.3%
	Aerospace/Defense - 1.2%
	TransDigm, Inc.
2,150,000	5.50%, 11/15/2027	$ 2,201,062
3,480,000	6.25%, 03/15/2026(1)	3,636,600
		5,837,662
	Apparel - 0.3%
1,200,000	PVH Corp. 4.63%, 07/10/2025	1,314,509
	Auto Manufacturers - 3.4%
	Ford Motor Co.
355,000	4.35%, 12/08/2026	379,538
1,370,000	8.50%, 04/21/2023	1,502,205
	Ford Motor Credit Co. LLC
1,265,000	3.09%, 01/09/2023	1,286,252
310,000	3.34%, 03/28/2022	311,767
665,000	3.35%, 11/01/2022	674,975
3,375,000	3.37%, 11/17/2023	3,463,594
1,013,000	4.06%, 11/01/2024	1,062,333
490,000	4.13%, 08/04/2025	517,562
3,530,000	4.54%, 08/01/2026	3,801,033
1,225,000	5.13%, 06/16/2025	1,329,125
1,272,000	5.58%, 03/18/2024	1,367,400
		15,695,784
	Auto Parts & Equipment - 1.1%
	Adient Global Holdings Ltd.
EUR 1,225,000	3.50%, 08/15/2024(3)	1,432,031
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Auto Parts & Equipment - 1.1% - (continued)
$ 2,035,000	4.88%, 08/15/2026(1)	$ 2,071,803
1,690,000	Meritor, Inc. 4.50%, 12/15/2028(1)	1,681,550
		5,185,384
	Chemicals - 0.1%
320,000	Diamond (BC) B.V. 4.63%, 10/01/2029(1)	321,638
	Commercial Banks - 0.6%
2,515,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(3)(4)(5)	2,703,625
	Commercial Services - 4.5%
1,745,000	APX Group, Inc. 6.75%, 02/15/2027(1)	1,840,975
1,710,000	Ashtead Capital, Inc. 4.00%, 05/01/2028(1)	1,804,305
2,225,000	Herc Holdings, Inc. 5.50%, 07/15/2027(1)	2,319,563
EUR 2,100,000	La Financiere Atalian SASU 4.00%, 05/15/2024(3)	2,386,588
1,550,000	Loxam SAS 3.25%, 01/14/2025(3)	1,791,800
$ 3,401,000	Nielsen Finance LLC / Nielsen Finance Co. 4.50%, 07/15/2029(1)	3,325,328
	Service Corp. International
460,000	4.63%, 12/15/2027	482,425
355,000	5.13%, 06/01/2029	383,311
1,981,000	Signal Parent, Inc. 6.13%, 04/01/2029(1)	1,842,330
	United Rentals North America, Inc.
500,000	3.75%, 01/15/2032	498,800
2,360,000	4.88%, 01/15/2028	2,491,098
EUR 983,000	Verisure Holding AB 3.25%, 02/15/2027(1)	1,132,109
630,000	Verisure Midholding AB 5.25%, 02/15/2029(1)	737,383
		21,036,015
	Construction Materials - 0.8%
$ 1,635,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	1,726,969
520,000	Standard Industries, Inc. 4.75%, 01/15/2028(1)	536,250
1,530,000	Victors Merger Corp. 6.38%, 05/15/2029(1)	1,438,200
		3,701,419
	Distribution/Wholesale - 1.4%
1,000,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	1,013,750
1,250,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	1,332,812
600,000	IAA, Inc. 5.50%, 06/15/2027(1)	623,250
EUR 2,655,000	Parts Europe S.A. 6.50%, 07/16/2025(3)	3,188,878
$ 550,000	Performance Food Group, Inc. 5.50%, 10/15/2027(1)	573,375
		6,732,065
	Diversified Financial Services - 5.3%
	Credit Acceptance Corp.
730,000	5.13%, 12/31/2024(1)	746,425
1,445,000	6.63%, 03/15/2026	1,504,606
2,000,000	Enact Holdings, Inc. 6.50%, 08/15/2025(1)	2,190,000
	goeasy Ltd.
465,000	4.38%, 05/01/2026(1)	474,300
1,745,000	5.38%, 12/01/2024(1)	1,790,806
2,110,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)	1,895,603
	LD Holdings Group LLC
690,000	6.13%, 04/01/2028(1)	632,213
2,395,000	6.50%, 11/01/2025(1)	2,347,100

The accompanying notes are an integral part of these financial statements.
78

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Diversified Financial Services - 5.3% - (continued)
$ 1,130,000	Nationstar Mortgage Holdings, Inc. 5.13%, 12/15/2030(1)	$ 1,138,870
	OneMain Finance Corp.
1,245,000	4.00%, 09/15/2030	1,209,206
2,610,000	5.38%, 11/15/2029	2,786,175
430,000	6.13%, 03/15/2024	457,413
1,650,000	6.88%, 03/15/2025	1,841,812
	PennyMac Financial Services, Inc.
1,190,000	4.25%, 02/15/2029(1)	1,121,575
1,895,000	5.38%, 10/15/2025(1)	1,954,219
2,760,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(1)	2,684,100
		24,774,423
	Electric - 0.3%
	Clearway Energy Operating LLC
1,205,000	3.75%, 02/15/2031(1)	1,192,950
390,000	3.75%, 01/15/2032(1)	388,120
		1,581,070
	Electrical Components & Equipment - 0.4%
EUR 1,880,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(1)	2,103,539
	Electronics - 0.6%
$ 2,635,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	2,707,331
	Entertainment - 3.6%
	Caesars Entertainment, Inc.
800,000	4.63%, 10/15/2029(1)	803,840
1,340,000	6.25%, 07/01/2025(1)	1,409,479
2,080,000	8.13%, 07/01/2027(1)	2,329,704
440,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.75%, 07/01/2025(1)	462,330
	Cinemark USA, Inc.
2,800,000	5.25%, 07/15/2028(1)	2,731,764
830,000	5.88%, 03/15/2026(1)	832,075
1,920,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	1,977,600
	Penn National Gaming, Inc.
505,000	4.13%, 07/01/2029(1)	492,375
3,210,000	5.63%, 01/15/2027(1)	3,314,325
EUR 1,650,000	Scientific Games International, Inc. 5.50%, 02/15/2026(3)	1,972,251
$ 540,000	Speedway Motorsports LLC / Speedway Funding II, Inc. 4.88%, 11/01/2027(1)	551,135
		16,876,878
	Environmental Control - 0.6%
1,307,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	1,360,914
	Stericycle, Inc.
340,000	3.88%, 01/15/2029(1)	334,900
975,000	5.38%, 07/15/2024(1)	1,004,250
		2,700,064
	Food - 1.8%
1,865,000	B&G Foods, Inc. 5.25%, 09/15/2027	1,912,627
GBP 802,000	Bellis Acquisition Co. plc 3.25%, 02/16/2026(1)	1,049,501
$ 1,470,000	Performance Food Group, Inc. 4.25%, 08/01/2029(1)	1,470,000
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Food - 1.8% - (continued)
	Post Holdings, Inc.
$ 2,720,000	5.63%, 01/15/2028(1)	$ 2,838,864
990,000	5.75%, 03/01/2027(1)	1,027,125
		8,298,117
	Gas - 0.6%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
1,069,000	5.50%, 05/20/2025	1,158,529
40,000	5.63%, 05/20/2024	43,200
278,000	5.75%, 05/20/2027	310,984
1,143,000	5.88%, 08/20/2026	1,274,445
		2,787,158
	Healthcare - Products - 1.7%
1,740,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	1,805,163
1,030,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	1,069,642
	Mozart Debt Merger Sub, Inc.
3,395,000	3.88%, 04/01/2029(1)	3,380,470
1,532,000	5.25%, 10/01/2029(1)	1,554,980
		7,810,255
	Healthcare - Services - 3.6%
420,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	428,400
	Catalent Pharma Solutions, Inc.
445,000	3.13%, 02/15/2029(1)	432,206
485,000	3.50%, 04/01/2030(1)	481,362
265,000	5.00%, 07/15/2027(1)	273,613
	CHS/Community Health Systems, Inc.
4,150,000	4.75%, 02/15/2031(1)	4,139,127
580,000	5.63%, 03/15/2027(1)	606,941
2,195,000	6.63%, 02/15/2025(1)	2,282,800
	HCA, Inc.
3,465,000	5.38%, 02/01/2025	3,854,812
2,620,000	5.38%, 09/01/2026	2,983,783
100,000	5.63%, 09/01/2028	117,198
80,000	5.88%, 02/01/2029	95,217
836,000	7.50%, 11/15/2095	1,248,148
		16,943,607
	Home Builders - 3.3%
305,000	Adams Homes, Inc. 7.50%, 02/15/2025(1)	317,963
	Ashton Woods USA LLC / Ashton Woods Finance Co.
1,025,000	4.63%, 08/01/2029(1)	1,016,031
835,000	4.63%, 04/01/2030(1)	820,388
1,295,000	6.63%, 01/15/2028(1)	1,369,462
2,455,000	Century Communities, Inc. 3.88%, 08/15/2029(1)	2,446,555
1,160,000	Empire Communities Corp. 7.00%, 12/15/2025(1)	1,200,600
420,000	KB Home 4.80%, 11/15/2029	452,550
	M/I Homes, Inc.
1,365,000	3.95%, 02/15/2030(1)	1,347,937
790,000	4.95%, 02/01/2028	821,600
1,285,000	STL Holding Co. LLC 7.50%, 02/15/2026(1)	1,346,037
	Taylor Morrison Communities, Inc.
500,000	5.13%, 08/01/2030(1)	530,000
1,790,000	5.75%, 01/15/2028(1)	1,970,647
1,816,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(1)	1,877,290
		15,517,060

The accompanying notes are an integral part of these financial statements.
79

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Household Products/Wares - 0.3%
$ 1,400,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	$ 1,459,500
	Insurance - 2.4%
	Acrisure LLC / Acrisure Finance, Inc.
2,335,000	7.00%, 11/15/2025(1)	2,358,350
875,000	10.13%, 08/01/2026(1)	966,875
725,000	AssuredPartners, Inc. 5.63%, 01/15/2029(1)	719,563
	Genworth Holdings, Inc.
135,000	4.80%, 02/15/2024	138,025
1,855,000	4.90%, 08/15/2023	1,896,737
750,000	6.50%, 06/15/2034	780,938
1,620,000	MGIC Investment Corp. 5.25%, 08/15/2028	1,723,437
675,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	775,555
1,675,000	Radian Group, Inc. 6.63%, 03/15/2025	1,867,625
		11,227,105
	Internet - 2.1%
	Arches Buyer, Inc.
1,183,000	4.25%, 06/01/2028(1)	1,192,535
1,500,000	6.13%, 12/01/2028(1)	1,513,125
3,325,000	Endure Digital, Inc. 6.00%, 02/15/2029(1)	3,059,000
1,650,000	Go Daddy Operating Co. LLC 3.50%, 03/01/2029(1)	1,592,250
EUR 2,100,000	United Group B.V. 3.63%, 02/15/2028(3)	2,324,621
		9,681,531
	IT Services - 0.7%
	Presidio Holdings, Inc.
$ 2,315,000	4.88%, 02/01/2027(1)	2,355,513
890,000	8.25%, 02/01/2028(1)	945,625
		3,301,138
	Leisure Time - 2.3%
	Carnival Corp.
297,000	5.75%, 03/01/2027(1)	302,287
3,840,000	6.00%, 05/01/2029	3,847,680
600,000	7.63%, 03/01/2026(1)	681,021
2,340,000	MajorDrive Holdings LLC 6.38%, 06/01/2029(1)	2,251,080
3,425,000	Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(1)	3,489,219
		10,571,287
	Lodging - 0.9%
270,000	Boyd Gaming Corp. 4.75%, 12/01/2027	278,181
1,110,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,098,900
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
960,000	5.25%, 05/15/2027(1)	972,000
1,690,000	5.50%, 03/01/2025(1)	1,717,462
		4,066,543
	Media - 6.7%
895,000	Cable One, Inc. 4.00%, 11/15/2030(1)	879,132
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,570,000	4.25%, 02/01/2031(1)	1,562,935
2,250,000	4.25%, 01/15/2034(1)	2,182,072
1,875,000	4.50%, 08/15/2030(1)	1,907,812
925,000	4.50%, 05/01/2032	929,375
	CSC Holdings LLC
1,800,000	5.25%, 06/01/2024	1,894,500
770,000	5.50%, 04/15/2027(1)	795,025
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Media - 6.7% - (continued)
$ 1,970,000	6.50%, 02/01/2029(1)	$ 2,112,825
	DISH DBS Corp.
965,000	5.00%, 03/15/2023	998,775
3,100,000	5.88%, 07/15/2022	3,177,500
1,405,000	5.88%, 11/15/2024	1,496,325
975,000	7.38%, 07/01/2028	1,024,969
530,000	7.75%, 07/01/2026	588,963
2,185,000	Nexstar Broadcasting, Inc. 5.63%, 07/15/2027(1)	2,305,175
925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	973,563
	Sirius XM Radio, Inc.
355,000	3.13%, 09/01/2026(1)	355,444
1,095,000	4.00%, 07/15/2028(1)	1,101,788
1,470,000	5.50%, 07/01/2029(1)	1,585,762
830,000	TK Elevator U.S. Newco, Inc. 5.25%, 07/15/2027(1)	844,774
2,255,000	Virgin Media Secured Finance plc 4.50%, 08/15/2030(1)	2,252,181
	Ziggo B.V.
365,000	4.88%, 01/15/2030(1)	370,979
1,859,000	5.50%, 01/15/2027(1)	1,905,475
		31,245,349
	Metal Fabricate/Hardware - 0.6%
300,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	312,000
	Novelis Corp.
630,000	3.25%, 11/15/2026(1)	628,425
650,000	3.88%, 08/15/2031(1)	634,595
1,310,000	4.75%, 01/30/2030(1)	1,362,400
		2,937,420
	Mining - 0.7%
	Constellium SE
565,000	3.75%, 04/15/2029(1)	545,197
755,000	5.63%, 06/15/2028(1)	791,942
1,740,000	5.88%, 02/15/2026(1)	1,768,710
		3,105,849
	Office/Business Equipment - 0.6%
2,000,000	Xerox Corp. 4.38%, 03/15/2023	2,063,340
790,000	Xerox Holdings Corp. 5.00%, 08/15/2025(1)	820,613
		2,883,953
	Oil & Gas - 5.4%
	Apache Corp.
1,125,000	4.38%, 10/15/2028	1,206,979
2,250,000	4.63%, 11/15/2025	2,425,477
689,000	5.10%, 09/01/2040	772,128
	Continental Resources, Inc.
2,080,000	4.38%, 01/15/2028	2,269,800
520,000	4.90%, 06/01/2044	590,018
455,000	5.75%, 01/15/2031(1)	544,863
	EQT Corp.
740,000	3.13%, 05/15/2026(1)	745,550
1,020,000	3.90%, 10/01/2027	1,088,340
	Occidental Petroleum Corp.
2,320,000	3.00%, 02/15/2027	2,320,000
1,545,000	3.20%, 08/15/2026	1,564,313
2,280,000	3.40%, 04/15/2026	2,326,375
3,836,000	4.20%, 03/15/2048	3,738,297
679,000	4.40%, 04/15/2046	686,989
715,000	5.50%, 12/01/2025	786,428
395,000	6.13%, 01/01/2031	473,013

The accompanying notes are an integral part of these financial statements.
80

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Oil & Gas - 5.4% - (continued)
$ 258,000	6.38%, 09/01/2028	$ 302,410
	Ovintiv Exploration, Inc.
775,000	5.38%, 01/01/2026	863,208
1,470,000	5.63%, 07/01/2024	1,618,434
1,485,000	Transocean, Inc. 6.80%, 03/15/2038	888,550
		25,211,172
	Packaging & Containers - 4.1%
2,920,000	ARD Finance S.A. (6.50% Cash, 7.25% PIK) 6.50%, 06/30/2027(1)(6)	3,058,700
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
680,000	4.13%, 08/15/2026(1)	693,620
4,330,000	5.25%, 08/15/2027(1)	4,319,175
340,000	Berry Global, Inc. 5.63%, 07/15/2027(1)	356,102
1,200,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	1,236,360
	Flex Acquisition Co., Inc.
2,170,000	6.88%, 01/15/2025(1)	2,191,700
775,000	7.88%, 07/15/2026(1)	809,054
1,075,000	Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025(1)	1,040,836
	Owens-Brockway Glass Container, Inc.
65,000	5.38%, 01/15/2025(1)	68,413
3,224,000	5.88%, 08/15/2023(1)	3,393,260
46,000	6.38%, 08/15/2025(1)	50,313
EUR 1,645,000	Silgan Holdings, Inc. 2.25%, 06/01/2028	1,901,658
$ 270,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(1)	280,457
		19,399,648
	Pharmaceuticals - 2.1%
	Bausch Health Cos., Inc.
3,105,000	5.00%, 01/30/2028(1)	2,865,977
2,125,000	5.00%, 02/15/2029(1)	1,949,687
2,690,000	5.25%, 01/30/2030(1)	2,424,336
815,000	6.13%, 04/15/2025(1)	830,094
1,875,000	7.00%, 01/15/2028(1)	1,898,691
		9,968,785
	Pipelines - 6.5%
1,890,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(1)	1,975,050
	Buckeye Partners L.P.
1,520,000	3.95%, 12/01/2026	1,558,258
640,000	4.13%, 03/01/2025(1)	656,000
900,000	4.13%, 12/01/2027	906,750
655,000	4.50%, 03/01/2028(1)	646,813
738,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	787,948
3,395,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	3,751,475
2,231,000	DT Midstream, Inc. 4.13%, 06/15/2029(1)	2,246,952
1,793,000	EnLink Midstream LLC 5.63%, 01/15/2028(1)	1,901,176
	EQM Midstream Partners L.P.
955,000	4.50%, 01/15/2029(1)	978,875
730,000	4.75%, 01/15/2031(1)	755,787
435,000	6.00%, 07/01/2025(1)	471,975
845,000	6.50%, 07/01/2027(1)	940,063
950,000	6.50%, 07/15/2048	1,129,949
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
550,000	4.00%, 01/15/2032(1)	567,584
1,050,000	4.88%, 02/01/2031	1,132,141
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Pipelines - 6.5% - (continued)
$ 3,050,000	6.50%, 07/15/2027	$ 3,267,312
	Venture Global Calcasieu Pass LLC
1,200,000	3.88%, 08/15/2029(1)	1,223,040
970,000	4.13%, 08/15/2031(1)	1,003,902
	Western Midstream Operating L.P.
2,950,000	5.30%, 02/01/2030	3,233,937
925,000	6.50%, 02/01/2050	1,107,206
		30,242,193
	Real Estate - 0.3%
875,000	CIFI Holdings Group Co., Ltd. 5.95%, 10/20/2025(3)	848,755
900,000	KWG Group Holdings Ltd. 7.40%, 01/13/2027(3)	717,574
		1,566,329
	Real Estate Investment Trusts - 1.5%
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
2,150,000	4.25%, 02/01/2027(1)	2,160,728
220,000	5.25%, 10/01/2025(1)	221,650
2,425,000	Service Properties Trust 7.50%, 09/15/2025	2,684,018
	VICI Properties L.P. / VICI Note Co., Inc.
195,000	3.50%, 02/15/2025(1)	198,413
130,000	3.75%, 02/15/2027(1)	133,575
124,000	4.13%, 08/15/2030(1)	130,200
780,000	4.25%, 12/01/2026(1)	809,983
655,000	4.63%, 12/01/2029(1)	698,803
		7,037,370
	Retail - 8.4%
	1011778 BC ULC / New Red Finance, Inc.
2,055,000	3.50%, 02/15/2029(1)	1,993,350
1,100,000	3.88%, 01/15/2028(1)	1,097,338
1,190,000	4.00%, 10/15/2030(1)	1,152,789
1,210,000	4.38%, 01/15/2028(1)	1,216,340
	Ambience Merger Sub, Inc.
270,000	4.88%, 07/15/2028(1)	265,091
290,000	7.13%, 07/15/2029(1)	279,450
830,000	Bloomin' Brands, Inc. / OSI Restaurant Partners LLC 5.13%, 04/15/2029(1)	820,414
	eG Global Finance plc
EUR 975,000	4.38%, 02/07/2025(3)	1,111,758
1,516,000	6.25%, 10/30/2025(3)	1,774,752
$ 1,900,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	1,959,375
	Gap, Inc.
1,315,000	3.63%, 10/01/2029(1)	1,288,700
1,315,000	3.88%, 10/01/2031(1)	1,288,700
680,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(1)	680,136
820,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	848,700
	L Brands, Inc.
1,260,000	5.25%, 02/01/2028	1,358,280
1,275,000	6.63%, 10/01/2030(1)	1,427,618
2,730,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	2,651,103
1,735,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	1,834,320
	Macy's Retail Holdings LLC
43,000	2.88%, 02/15/2023	43,430
356,000	3.63%, 06/01/2024	367,908
411,000	5.88%, 04/01/2029(1)	437,997
	Michaels Cos., Inc.
1,485,000	5.25%, 05/01/2028(1)	1,499,850
815,000	7.88%, 05/01/2029(1)	823,150

The accompanying notes are an integral part of these financial statements.
81

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Retail - 8.4% - (continued)
	PetSmart, Inc.
$ 1,750,000	4.75%, 02/15/2028(1)	$ 1,798,125
265,000	7.75%, 02/15/2029(1)	286,391
2,998,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	3,121,667
1,180,000	SRS Distribution, Inc. 4.63%, 07/01/2028(1)	1,206,314
4,380,000	Staples, Inc. 7.50%, 04/15/2026(1)	4,423,800
GBP 1,205,000	Wheel Bidco Ltd. 6.75%, 07/15/2026(1)	1,611,768
$ 435,000	Yum! Brands, Inc. 4.75%, 01/15/2030(1)	465,450
		39,134,064
	Semiconductors - 0.4%
	Sensata Technologies B.V.
1,005,000	5.00%, 10/01/2025(1)	1,100,897
770,000	5.63%, 11/01/2024(1)	848,925
		1,949,822
	Software - 2.4%
1,175,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	1,169,125
775,000	CDK Global, Inc. 5.25%, 05/15/2029(1)	831,188
1,150,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(1)	1,158,625
885,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	917,364
1,210,000	Open Text Corp. 3.88%, 02/15/2028(1)	1,219,075
1,030,000	Open Text Holdings, Inc. 4.13%, 02/15/2030(1)	1,047,098
	PTC, Inc.
240,000	3.63%, 02/15/2025(1)	243,906
265,000	4.00%, 02/15/2028(1)	268,644
1,875,000	ROBLOX Corp. 3.88%, 05/01/2030	1,867,969
2,290,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,410,225
		11,133,219
	Telecommunications - 6.2%
	Altice France S.A.
1,830,000	5.13%, 07/15/2029(1)	1,782,292
640,000	5.50%, 01/15/2028(1)	641,440
2,215,000	8.13%, 02/01/2027(1)	2,381,125
1,280,000	Embarq Corp. 8.00%, 06/01/2036	1,414,400
	Frontier Communications Corp.
1,755,000	5.00%, 05/01/2028(1)	1,783,519
1,085,000	5.88%, 10/15/2027(1)	1,136,538
1,810,161	5.88%, 11/01/2029	1,803,373
1,925,000	6.75%, 05/01/2029(1)	1,992,375
350,000	Frontier Communications Holdings LLC 6.00%, 01/15/2030	351,656
	Iliad Holding SAS
755,000	6.50%, 10/15/2026	777,801
490,000	7.00%, 10/15/2028	504,955
EUR 1,865,000	Kaixo Bondco Telecom S.A. 5.13%, 09/30/2029	2,133,992
2,410,000	Lorca Telecom Bondco S.A. 4.00%, 09/18/2027	2,802,954
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.3% - (continued)
	Telecommunications - 6.2% - (continued)
	Sprint Corp.
$ 2,574,000	7.13%, 06/15/2024	$ 2,908,620
10,000	7.63%, 02/15/2025	11,625
1,900,000	7.88%, 09/15/2023	2,106,625
	T-Mobile USA, Inc.
1,605,000	2.25%, 02/15/2026(1)	1,615,031
825,000	2.25%, 02/15/2026	830,156
2,050,000	2.63%, 04/15/2026	2,081,016
		29,059,493
	Toys/Games/Hobbies - 0.3%
	Mattel, Inc.
665,000	3.38%, 04/01/2026(1)	684,105
695,000	5.88%, 12/15/2027(1)	747,125
		1,431,230
	Transportation - 0.2%
1,045,000	First Student Bidco, Inc. 4.00%, 07/31/2029(1)	1,021,488
	Total Corporate Bonds (cost $409,270,593)	$ 422,262,091
SENIOR FLOATING RATE INTERESTS - 0.7%(7)
	Entertainment - 0.7%
	Crown Finance U.S., Inc.
3,677,657	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	$ 3,026,712
159,082	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	170,616
		3,197,328
	Total Senior Floating Rate Interests (cost $3,354,455)	$ 3,197,328
COMMON STOCKS - 0.3%
	Energy - 0.0%
2,141	Foresight Energy LLC*	$ 28,898
104,555,002	KCA Deutag*(8)(9)(10)	—
		28,898
	Telecommunication Services - 0.3%
45,675	Frontier Communications Parent, Inc.*	1,414,098
	Total Common Stocks (cost $2,656,765)	$ 1,442,996
ESCROWS - 0.9%(11)
	Media & Entertainment - 0.7%
3,460,000	Scripps Escrow, Inc. Expires 07/15/2027(1)	$ 3,511,900

The accompanying notes are an integral part of these financial statements.
82

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
ESCROWS - 0.9%(11) - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
700,000	Grifols Escrow Issuer S.A. Expires 10/15/2028(1)		$ 710,500
	Total Escrows (cost $4,245,763)		$ 4,222,400
	Total Long-Term Investments (Cost $431,086,400)		$ 444,149,758
SHORT-TERM INVESTMENTS - 3.6%
	Repurchase Agreements - 3.6%
$ 16,977,787	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $16,977,801; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $17,317,412		$ 16,977,787
	Total Short-Term Investments (cost $16,977,787)		$ 16,977,787
	Total Investments (cost $448,064,187)	98.6%	$ 461,127,545
	Other Assets and Liabilities	1.4%	6,318,920
	Total Net Assets	100.0%	$ 467,446,465
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $274,111,676, representing 58.6% of net assets.
(2)	Security is a zero-coupon bond.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $22,703,297, representing 4.9% of net assets.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(8)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(9)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
03/2011	KCA Deutag	104,555,002	$ 1,416,929	$ —

(10)	Investment valued using significant unobservable inputs.
(11)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
29,785,228	USD	25,648,000	EUR	DEUT	11/30/2021	$ 118,856
2,775,026	USD	2,016,000	GBP	DEUT	11/30/2021	15,978
Total foreign currency contracts						$ 134,834
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
83

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 13,024,943	$ —	$ 13,024,943	$ —
Corporate Bonds	422,262,091	—	422,262,091	—
Senior Floating Rate Interests	3,197,328	—	3,197,328	—
Common Stocks
Energy	28,898	28,898	—	—
Telecommunication Services	1,414,098	1,414,098	—	—
Escrows	4,222,400	—	4,222,400	—
Short-Term Investments	16,977,787	—	16,977,787	—
Foreign Currency Contracts(2)	134,834	—	134,834	—
Total	$ 461,262,379	$ 1,442,996	$ 459,819,383	$ —

(1)	For the year ended October 31, 2021, investments valued at $16,979 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
84

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
	Asset-Backed - Automobile - 0.1%
$ 505,000	Tesla Auto Lease Trust 5.48%, 05/22/2023(1)	$ 523,503
	Asset-Backed - Credit Card - 0.1%
505,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	505,878
	Asset-Backed - Finance & Insurance - 0.3%
224,932	Aaset Trust 3.35%, 01/16/2040(1)	220,726
260,438	CF Hippolyta LLC 1.99%, 07/15/2060(1)	258,871
1,360,000	HSI Asset Securitization Corp. Trust 0.63%, 02/25/2036, 1 mo. USD LIBOR + 0.270%(2)	1,353,253
		1,832,850
	Asset-Backed - Home Equity - 0.1%
585,679	GSAA Home Equity Trust 5.98%, 06/25/2036(3)	234,171
695,005	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(4)	382,122
		616,293
	Commercial Mortgage-Backed Securities - 0.3%
	Benchmark Mortgage Trust
6,370,286	1.23%, 03/15/2062(3)(5)	454,950
2,376,169	1.52%, 01/15/2054(3)(5)	276,772
276,746	Chase Mortgage Finance Trust 3.05%, 12/25/2035(3)	278,363
1,751,037	DBJPM Mortgage Trust 1.71%, 09/15/2053(3)(5)	168,018
5,830,360	Wells Fargo N.A. 0.90%, 05/15/2062(3)(5)	335,505
		1,513,608
	FNMA Collateral - 0.0%
298,142	Connecticut Avenue Securities Trust 2.49%, 04/25/2031, 1 mo. USD LIBOR + 2.400%(1)(2)	299,646
	Whole Loan Collateral CMO - 1.4%
245,558	Adjustable Rate Mortgage Trust 0.63%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(2)	248,549
556,511	Bank of America Funding Trust 6.05%, 10/25/2036(4)	549,651
95,727	Bear Stearns Adjustable Rate Mortgage Trust 2.38%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	98,211
	Connecticut Avenue Securities Trust
364,037	2.19%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	365,099
326,213	2.24%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	327,857
331,288	2.39%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	333,062
272,343	Deutsche Alt-A Securities Mortgage Loan Trust 0.24%, 12/25/2036, 1 mo. USD LIBOR + 0.150%(2)	266,558
	Fannie Mae Connecticut Avenue Securities
519,224	3.09%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	527,951
116,149	4.99%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	120,822
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3% - (continued)
	Whole Loan Collateral CMO - 1.4% - (continued)
$ 92,326	5.79%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	$ 97,683
61,342	6.09%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(2)	64,160
142,020	GreenPoint Mortgage Funding Trust 1.49%, 10/25/2045, 12 mo. USD MTA + 1.400%(2)	119,802
281,549	GSR Mortgage Loan Trust 2.61%, 10/25/2035(3)	196,159
341,682	HarborView Mortgage Loan Trust 0.27%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	333,713
1,660,310	IndyMac Index Mortgage Loan Trust 0.67%, 01/25/2036, 1 mo. USD LIBOR + 0.580%(2)	1,322,993
383,926	JP Morgan Mortgage Trust 3.13%, 01/25/2037(3)	358,373
	MASTR Adjustable Rate Mortgages Trust
782,661	0.57%, 05/25/2037, 1 mo. USD LIBOR + 0.480%(2)	412,922
4,314	2.72%, 11/21/2034(3)	4,378
202,455	Preston Ridge Partners Mortgage Trust LLC 2.36%, 11/25/2025(1)(4)	202,835
	Residential Funding Mortgage Securities, Inc.
91,673	3.93%, 02/25/2036(3)	86,775
199,278	6.00%, 07/25/2037	191,780
317,195	Structured Adjustable Rate Mortgage Loan Trust 2.70%, 06/25/2035(3)	273,821
76,591	Traingle Re Ltd. 3.09%, 10/25/2030, 1 mo. USD LIBOR + 3.000%(1)(2)	76,591
631,116	VOLT XCIV LLC 2.24%, 02/27/2051(1)(4)	630,039
288,057	WaMu Mortgage Pass-Through Certificates Trust 0.93%, 06/25/2044, 1 mo. USD LIBOR + 0.840%(2)	285,698
467,189	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.92%, 11/25/2046, 12 mo. USD MTA + 0.830%(2)	429,648
		7,925,130
	Total Asset & Commercial Mortgage-Backed Securities (cost $13,186,814)	$ 13,216,908
CONVERTIBLE BONDS - 0.3%
	Entertainment - 0.1%
430,000	IMAX Corp. 0.50%, 04/01/2026(1)	$ 424,513
	Leisure Time - 0.0%
160,000	Royal Caribbean Cruises Ltd. 4.25%, 06/15/2023	215,812
	REITS - 0.1%
365,000	Pebblebrook Hotel Trust 1.75%, 12/15/2026	406,282

The accompanying notes are an integral part of these financial statements.
85

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.3% - (continued)
	Retail - 0.1%
$ 405,000	Cracker Barrel Old Country Store, Inc. 0.63%, 06/15/2026(1)	$ 395,567
	Total Convertible Bonds (cost $1,431,248)	$ 1,442,174
CORPORATE BONDS - 1.7%
	Airlines - 0.1%
515,000	British Airways Trust 2.90%, 09/15/2036(1)	$ 520,059
	Apparel - 0.1%
225,000	William Carter Co. 5.63%, 03/15/2027(1)	232,875
	Construction Materials - 0.2%
1,156,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	1,221,025
	Diversified Financial Services - 0.7%
945,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	946,811
1,315,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)	1,181,383
1,070,000	PennyMac Financial Services, Inc. 4.25%, 02/15/2029(1)	1,008,475
1,050,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(1)	1,021,125
		4,157,794
	Engineering & Construction - 0.1%
245,000	TopBuild Corp. 3.63%, 03/15/2029(1)	246,301
	Machinery-Diversified - 0.0%
220,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	232,860
	Pipelines - 0.4%
1,335,000	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	1,311,302
785,000	Gray Oak Pipeline LLC 3.45%, 10/15/2027(1)	822,324
		2,133,626
	Retail - 0.1%
208,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	214,500
	Gap, Inc.
100,000	3.63%, 10/01/2029(1)	98,000
100,000	3.88%, 10/01/2031(1)	98,000
		410,500
	Software - 0.0%
220,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	218,900
	Total Corporate Bonds (cost $9,537,020)	$ 9,373,940
FOREIGN GOVERNMENT OBLIGATIONS - 7.4%
	Argentina - 0.1%
ARS 37,599,058	Argentina Treasury Bond 1.20%, 03/18/2022(6)	$ 374,537
	Brazil - 0.7%
BRL 8,297,520	Brazil Letras do Tesouro Nacional 6.00%, 05/15/2055(6)	1,547,575
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.4% - (continued)
	Brazil - 0.7% - (continued)
	Brazil Notas do Tesouro Nacional
BRL 4,056,401	6.00%, 08/15/2050(6)	$ 756,748
12,186,000	10.00%, 01/01/2029	1,943,455
		4,247,778
	Chile - 0.2%
EUR 1,180,000	Chile Government International Bond 1.25%, 01/22/2051	1,194,443
	Colombia - 0.6%
	Colombia Government International Bond
1,860,000	3.88%, 03/22/2026	2,356,605
$ 685,000	3.88%, 02/15/2061	559,412
685,000	6.13%, 01/18/2041	758,741
		3,674,758
	Croatia - 0.2%
EUR 800,000	Croatia Government International Bond 1.50%, 06/17/2031(7)	960,153
	Egypt - 0.1%
$ 530,000	Egypt Government International Bond 7.90%, 02/21/2048(7)	466,167
	Ghana - 0.1%
310,000	Ghana Government International Bond 10.75%, 10/14/2030(7)	358,527
	Hungary - 0.3%
EUR 1,420,000	Hungary Government International Bond 1.63%, 04/28/2032(7)	1,705,569
	Indonesia - 0.4%
	Indonesia Government International Bond
990,000	1.10%, 03/12/2033	1,097,010
1,050,000	1.40%, 10/30/2031	1,213,775
		2,310,785
	Ivory Coast - 0.1%
330,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(7)	372,369
	Jordan - 0.1%
$ 265,000	Jordan Government International Bond 7.38%, 10/10/2047(7)	273,666
	Macedonia - 0.3%
	North Macedonia Government International Bond
EUR 440,000	2.75%, 01/18/2025(7)	529,393
1,085,000	3.68%, 06/03/2026(1)	1,360,217
		1,889,610
	Mexico - 0.3%
	Mexico Government International Bond
1,360,000	1.45%, 10/25/2033	1,455,505
370,000	3.63%, 04/09/2029	495,129
		1,950,634
	Morocco - 0.0%
$ 200,000	Morocco Government International Bond 4.00%, 12/15/2050(7)	179,786

The accompanying notes are an integral part of these financial statements.
86

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.4% - (continued)
	New Zealand - 0.4%
	New Zealand Government Bond
NZD 1,761,084	2.50%, 09/20/2035(6)(7)	$ 1,720,916
843,997	2.50%, 09/20/2040(6)(7)	760,769
		2,481,685
	Panama - 0.3%
$ 1,520,000	Panama Government International Bond 4.50%, 04/01/2056	1,668,914
	Romania - 0.4%
	Romanian Government International Bond
EUR 1,417,000	2.12%, 07/16/2031(7)	1,603,587
100,000	2.75%, 04/14/2041(1)	106,222
332,000	3.62%, 05/26/2030(1)	422,859
		2,132,668
	Russia - 1.4%
RUB 270,120,000	Russian Federal Bond - OFZ 7.65%, 04/10/2030	3,719,977
312,584,067	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(6)	4,276,138
		7,996,115
	Saudi Arabia - 0.4%
	Saudi Government International Bond
EUR 800,000	2.00%, 07/09/2039(7)	966,416
$ 1,092,000	2.25%, 02/02/2033(1)	1,053,588
		2,020,004
	Senegal - 0.0%
200,000	Senegal Government International Bond 6.75%, 03/13/2048(7)	198,012
	Serbia - 0.1%
EUR 655,000	Serbia International Bond 1.65%, 03/03/2033(1)	710,803
	South Korea - 0.9%
KRW 6,124,215,525	Inflation Linked Korea Treasury Bond 1.13%, 06/10/2030(6)	5,193,355
	Total Foreign Government Obligations (cost $45,851,362)	$ 42,360,338
SENIOR FLOATING RATE INTERESTS - 7.6%(8)
	Advertising - 0.0%
$ 117,909	Terrier Media Buyer, Inc. 3.59%, 12/17/2026, 1 mo. USD LIBOR + 3.500%	$ 117,408
	Aerospace/Defense - 0.1%
	Spirit Aerosystems, Inc.
100,000	0.00%, 01/15/2025, 1 mo. USD LIBOR + 3.750%(9)	100,250
99,250	6.00%, 01/15/2025, 1 mo. USD LIBOR + 5.250%	99,498
574,682	TransDigm, Inc. 2.34%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	567,332
		767,080
	Airlines - 0.1%
110,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	111,077
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Airlines - 0.1% - (continued)
$ 98,250	Kestrel Bidco, Inc. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	$ 96,593
180,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	191,588
245,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	260,788
139,300	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	141,165
		801,211
	Auto Parts & Equipment - 0.1%
119,700	Adient U.S. LLC 3.59%, 04/08/2028, 1 mo. USD LIBOR + 3.500%	119,678
169,360	Clarios Global L.P. 3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	168,231
159,269	First Brands Group LLC 6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	160,463
		448,372
	Chemicals - 0.3%
195,026	Axalta Coating Systems U.S. Holdings, Inc. 1.88%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	194,539
450,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	448,762
249,364	Element Solutions, Inc. 2.09%, 01/31/2026, 1 mo. USD LIBOR + 2.000%(9)	248,740
87,461	H.B. Fuller Co. 2.09%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	87,402
99,750	INEOS Styrolution U.S. Holding LLC 3.25%, 01/29/2026, 1 mo. USD LIBOR + 2.750%	99,750
251,167	Minerals Technologies, Inc. 3.00%, 02/14/2024, 3 mo. USD LIBOR + 2.250%	250,853
200,024	Tronox Finance LLC 2.37%, 03/13/2028, 1 mo. USD LIBOR + 2.250%	198,400
		1,528,446
	Commercial Services - 0.8%
273,625	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	272,599
	Amentum Government Services Holdings LLC
197,500	3.59%, 01/29/2027, 1 mo. USD LIBOR + 3.500%	196,349
199,000	5.50%, 01/29/2027, 1 mo. USD LIBOR + 4.750%	198,938
200,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	199,218
196,746	Belron Finance U.S. LLC 2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	195,641
EUR 290,000	Boels Topholding B.V. 3.25%, 02/06/2027, 3 mo. EURIBOR + 3.250%	333,634
$ 196,947	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	195,879

The accompanying notes are an integral part of these financial statements.
87

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Commercial Services - 0.8% - (continued)
$ 454,814	EVO Payments International LLC 3.34%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	$ 454,150
300,000	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%	292,251
322,284	Trans Union LLC 1.84%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	320,069
470,450	United Rentals, Inc. 1.84%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	472,129
	Verisure Holding AB
EUR 430,000	3.25%, 07/20/2026, 3 mo. EURIBOR + 3.250%	493,198
205,000	3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%	234,956
$ 402,975	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	400,658
189,525	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	187,156
		4,446,825
	Construction Materials - 0.3%
190,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(9)	189,605
99,500	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%	98,847
275,800	Ingersoll-Rand Services Co. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	271,748
236,477	Quikrete Holdings, Inc. 2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	234,013
250,000	Rexnord LLC 2.75%, 10/04/2028, 1 mo. USD LIBOR + 2.250%	249,883
385,000	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%	384,449
		1,428,545
	Distribution/Wholesale - 0.4%
478,240	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	473,319
670,812	Core & Main L.P. 2.59%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	665,224
98,000	KAR Auction Services, Inc. 2.38%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	95,060
114,425	PAI Holdco, Inc. 4.25%, 10/28/2027, 1 mo. USD LIBOR + 3.500%	114,425
698,250	Univar Solutions USA Inc. 2.09%, 06/03/2028, 1 mo. USD LIBOR + 2.000%	696,630
		2,044,658
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Diversified Financial Services - 0.2%
$ 317,707	Blackhawk Network Holdings, Inc. 3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	$ 314,928
197,747	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	198,119
350,000	Delos Finance S.a.r.l. 1.88%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	349,507
194,513	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	193,888
193,776	Russell Investments U.S. Inst'l Holdco, Inc. 4.50%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	194,442
		1,250,884
	Electric - 0.0%
122,187	ExGen Renewables LLC 3.50%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	122,274
	Electrical Components & Equipment - 0.0%
100,000	Anticimex International AB 0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(9)	99,875
99,250	Energizer Holdings, Inc. 2.75%, 12/22/2027, 1 mo. USD LIBOR + 2.250%	98,909
		198,784
	Engineering & Construction - 0.1%
215,437	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	213,428
350,000	Brown Group Holding LLC 3.25%, 06/07/2028, 1 mo. USD LIBOR + 2.750%(9)	348,908
100,000	KKR Apple Bidco LLC 3.50%, 09/22/2028, 1 mo. USD LIBOR + 3.000%	99,750
		662,086
	Entertainment - 0.3%
	Crown Finance U.S., Inc.
104,935	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	86,362
4,539	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	4,868
200,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	199,188
215,157	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	214,709
148,568	NASCAR Holdings, Inc. 2.59%, 10/19/2026, 3 mo. USD LIBOR + 2.500%	148,011
351,553	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	350,822

The accompanying notes are an integral part of these financial statements.
88

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Entertainment - 0.3% - (continued)
$ 247,436	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	$ 246,283
335,000	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%(9)	332,906
		1,583,149
	Environmental Control - 0.1%
	Clean Harbors, Inc.
143,625	1.84%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	143,585
345,000	2.09%, 10/08/2028, 1 mo. USD LIBOR + 2.087%	344,786
		488,371
	Food - 0.1%
158,000	Froneri International Ltd. 2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	155,650
211,192	U.S. Foods, Inc. 2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	207,233
		362,883
	Food Service - 0.1%
	Aramark Services, Inc.
218,266	1.84%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	212,810
93,250	1.84%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	90,861
		303,671
	Gas - 0.1%
371,450	UGI Energy Services LLC 3.84%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	372,613
	Hand/Machine Tools - 0.0%
171,813	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	172,118
	Healthcare - Products - 0.2%
	Avantor Funding, Inc.
432,825	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	432,466
EUR 114,713	2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%	132,239
$ 365,000	Medline Industries, Inc. 0.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%(9)	365,361
162,533	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	162,798
		1,092,864
	Healthcare - Services - 0.3%
203,975	ADMI Corp. 3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%	202,382
EUR 300,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	344,681
$ 199,499	Catalent Pharma Solutions, Inc. 2.00%, 02/22/2028, 1 mo. USD LIBOR + 2.500%	199,549
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Healthcare - Services - 0.3% - (continued)
$ 99,818	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	$ 99,807
	IQVIA, Inc.
254,025	1.84%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	253,581
EUR 147,774	2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	169,439
$ 298,500	PPD, Inc. 2.50%, 01/13/2028, 1 mo. USD LIBOR + 2.000%	297,801
		1,567,240
	Insurance - 0.3%
232,294	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	229,042
98,473	Alliant Holdings Intermediate LLC 3.34%, 05/09/2025, 1 mo. USD LIBOR + 3.250%	97,581
	Asurion LLC
383,680	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%	382,640
206,546	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	204,384
306,486	Hub International Ltd. 2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	302,934
	Sedgwick Claims Management Services, Inc.
175,050	3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	173,191
146,625	3.84%, 09/03/2026, 1 mo. USD LIBOR + 3.750%	146,222
49,000	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	49,079
240,000	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	238,070
		1,823,143
	Internet - 0.2%
	Adevinta ASA
EUR 130,000	3.25%, 06/26/2028, 3 mo. EURIBOR + 3.250%	150,208
$ 99,750	3.75%, 06/26/2028, 1 mo. USD LIBOR + 3.000%	99,725
154,612	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	151,842
	Go Daddy Operating Co. LLC
213,697	1.84%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	212,041
237,000	2.09%, 08/10/2027, 1 mo. USD LIBOR + 2.000%	235,289
232,397	MH Sub LLC 4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	232,784
160,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	159,272
		1,241,161
	Investment Company Security - 0.0%
106,532	FinCo LLC 2.59%, 06/27/2025, 1 mo. USD LIBOR + 2.500%	106,132

The accompanying notes are an integral part of these financial statements.
89

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	IT Services - 0.1%
$ 184,075	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	$ 184,275
242,500	Science Applications International Corp. 1.96%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	242,350
244,535	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	245,044
		671,669
	Leisure Time - 0.2%
	Carnival Corp.
466,351	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	465,479
165,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%	164,794
309,225	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%	308,195
129,675	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	129,675
94,091	SRAM LLC 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	93,856
		1,161,999
	Lodging - 0.2%
452,620	Boyd Gaming Corp. 2.32%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	451,792
	Caesars Resort Collection LLC
428,468	2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	426,282
242,550	3.59%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	242,691
123,701	Four Seasons Hotels Ltd. 2.09%, 11/30/2023, 3 mo. USD LIBOR + 2.000%	123,408
147,739	Station Casinos LLC 2.50%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	146,195
		1,390,368
	Machinery-Diversified - 0.1%
143,280	Altra Industrial Motion Corp. 2.09%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	142,205
153,575	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	153,335
435,616	Vertical U.S. Newco, Inc. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.500%	436,161
		731,701
	Media - 0.5%
383,015	Charter Communications Operating LLC 1.84%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	380,203
	CSC Holdings LLC
288,291	2.34%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	281,354
184,775	2.34%, 01/15/2026, 3 mo. USD LIBOR + 2.250%	180,849
108,437	E.W. Scripps Co. 3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%	108,488
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Media - 0.5% - (continued)
$ 311,432	Gray Television, Inc. 2.58%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	$ 309,215
142,353	Nexstar Broadcasting, Inc. 2.58%, 09/18/2026, 1 mo. USD LIBOR + 2.500%	142,068
225,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	221,738
EUR 200,000	UPC Broadband Holding B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	229,503
$ 360,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	358,276
	Virgin Media Bristol LLC
670,000	2.59%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	662,556
EUR 170,000	3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%	196,131
		3,070,381
	Miscellaneous Manufacturing - 0.0%
197,643	CeramTec AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	227,010
	Oil & Gas Services - 0.0%
$ 140,000	Oryx Midstream Services Permian Basin LLC 0.00%, 10/05/2028, 1 mo. USD LIBOR + 3.250%(9)	139,399
	Packaging & Containers - 0.2%
176,040	Berry Global, Inc. 1.84%, 07/01/2026, 1 mo. USD LIBOR + 1.836%	174,808
237,464	Flex Acquisition Co., Inc. 4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%	236,737
100,000	Pretium PKG Holdings, Inc. 4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%	100,238
154,225	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	154,225
	TricorBraun Holdings, Inc.
154,723	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	153,651
34,859	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(10)	34,618
		854,277
	Pharmaceuticals - 0.4%
	Bausch Health Cos., Inc.
132,278	2.84%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	131,848
142,918	3.09%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	142,553
425,976	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	425,490
424,996	Elanco Animal Health, Inc. 1.83%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	421,200
188,575	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	188,896

The accompanying notes are an integral part of these financial statements.
90

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Pharmaceuticals - 0.4% - (continued)
$ 135,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(9)	$ 134,190
213,925	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	213,352
24,870	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	24,867
184,537	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	184,768
189,525	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	189,881
246,357	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	245,022
		2,302,067
	Pipelines - 0.1%
168,750	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	168,117
299,250	DT Midstream, Inc. 2.50%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	299,857
101,850	NorthRiver Midstream Finance L.P. 3.38%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	101,609
		569,583
	Real Estate - 0.0%
EUR 100,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	114,851
	Retail - 0.6%
$ 454,533	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	445,361
208,251	Beacon Roofing Supply, Inc. 2.34%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	206,737
258,050	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	258,641
373,033	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	371,593
163,763	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	163,646
331,315	KFC Holding Co. 1.84%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	330,832
157,232	LBM Acquisition LLC 4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	155,003
129,675	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	129,722
500,000	Pilot Travel Centers LLC 2.09%, 07/28/2028, 1 mo. USD LIBOR + 2.000%	496,785
279,300	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	279,222
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Retail - 0.6% - (continued)
$ 125,487	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	$ 120,480
267,300	White Cap Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	267,816
		3,225,838
	Semiconductors - 0.1%
112,998	CMC Materials, Inc. 2.13%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	112,645
280,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(9)	279,650
100,209	ON Semiconductor Corp. 2.09%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	100,092
		492,387
	Software - 0.6%
150,000	CCC Intelligent Solutions, Inc. 3.00%, 09/21/2028, 1 mo. USD LIBOR + 2.500%	149,513
618,638	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	615,879
204,487	E2open LLC 3.75%, 02/04/2028, 1 mo. USD LIBOR + 3.250%	204,573
150,323	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	149,458
296,939	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	297,031
17,461	MA Finance Co. LLC 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	17,270
250,000	Mitchell International, Inc. 4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	247,625
215,000	Polaris Newco LLC 4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	215,413
117,921	Seattle Spinco, Inc. 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	116,631
29,305	SS&C European Holdings S.a.r.l. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	28,981
336,157	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	332,904
	Ultimate Software Group, Inc.
393,477	3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	393,902
267,305	4.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%	267,607
49,412	Verint Systems, Inc. 2.08%, 06/28/2024, 3 mo. USD LIBOR + 2.000%	49,165
295,020	Zelis Healthcare Corporation 3.58%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	293,613
		3,379,565
	Telecommunications - 0.2%
486,732	Altice France S.A. 3.81%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	481,134
99,500	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	99,301
252,996	Level 3 Financing, Inc. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	249,563

The accompanying notes are an integral part of these financial statements.
91

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 7.6%(8) - (continued)
	Telecommunications - 0.2% - (continued)
EUR 275,000	Lorca Finco plc 0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(9)	$ 315,605
$ 100,000	Xplornet Communications, Inc. 0.00%, 10/02/2028, 1 mo. USD LIBOR + 4.000%(9)	99,786
		1,245,389
	Transportation - 0.2%
230,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	228,305
492,500	Genesee & Wyoming, Inc. 2.13%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	489,476
209,475	Savage Enterprises LLC 3.75%, 09/15/2028, 1 mo. USD LIBOR + 3.250%	209,825
		927,606
	Total Senior Floating Rate Interests (cost $43,364,051)	$ 43,434,008
U.S. GOVERNMENT AGENCIES - 0.4%
	Mortgage-Backed Agencies - 0.4%
	FHLMC - 0.4%
6,410,619	0.85%, 11/25/2030(3)(5)	$ 417,714
963,815	0.88%, 11/25/2030(3)(5)	66,140
1,755,260	1.03%, 10/25/2030(3)(5)	136,985
5,225,268	1.12%, 06/25/2030(3)(5)	442,204
57,325	2.05%, 01/25/2051, 3 mo. USD SOFR + 2.000%(1)(2)	57,754
1,011,736	2.14%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(1)(2)	1,020,272
	Total U.S. Government Agencies (cost $2,094,990)	$ 2,141,069
U.S. GOVERNMENT SECURITIES - 78.2%
	U.S. Treasury Securities - 78.2%
	Short position contracts - 9.9%
52,374,329	0.13%, 04/15/2025(6)	$ 56,438,454
		56,438,454
	U.S. Treasury Bonds - 3.6%
2,777,040	0.25%, 02/15/2050(6)	3,236,879
9,340,000	1.75%, 08/15/2041(11)	8,975,156
7,660,000	2.25%, 05/15/2041(12)	7,980,762
		20,192,797
	U.S. Treasury Notes - 64.7%
10,284,769	0.13%, 04/15/2026(6)	11,195,734
10,579,017	0.13%, 07/15/2026(6)	11,590,635
18,884,484	0.13%, 07/15/2030(6)	21,021,898
4,733,989	0.13%, 01/15/2031(6)	5,250,475
22,127,041	0.13%, 07/15/2031(6)	24,623,248
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 78.2% - (continued)
	U.S. Treasury Securities - 78.2% - (continued)
	U.S. Treasury Notes - 64.7% - (continued)
$ 31,424,613	0.25%, 07/15/2029(6)		$ 35,220,731
18,022,623	0.38%, 01/15/2027(6)		19,989,976
5,522,770	0.50%, 01/15/2028(6)		6,209,341
73,906,901	0.63%, 04/15/2023(6)		77,716,282
87,526,084	0.63%, 01/15/2026(6)		96,960,780
50,153,688	0.88%, 01/15/2029(6)		58,247,828
			368,026,928
	Total U.S. Government Securities (cost $426,844,034)		$ 444,658,179
	Total Long-Term Investments (Cost $542,309,519)		$ 556,626,616
SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 0.7%
4,075,558	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $4,075,561; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $4,157,114		$ 4,075,558
	U.S. Treasury Securities - 1.1%
	U.S. Treasury Bills
560,000	0.01%, 11/02/2021(13)		560,000
1,120,000	0.01%, 11/02/2021(13)		1,120,000
1,110,000	0.01%, 11/02/2021(13)		1,109,999
2,840,000	0.01%, 11/02/2021(13)		2,839,999
550,000	0.01%, 11/02/2021(13)		550,000
			6,179,998
	Total Short-Term Investments (cost $10,255,556)		$ 10,255,556
	Total Investments (cost $552,565,075)	99.7%	$ 566,882,172
	Other Assets and Liabilities	0.3%	1,853,537
	Total Net Assets	100.0%	$ 568,735,709
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.
92

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $18,436,982, representing 3.2% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strips.
(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(7)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $10,095,330, representing 1.8% of net assets.
(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(10)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $34,618, which rounds to 0.0% of total net assets.
(11)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $1,345,313.
(12)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2021, the market value of securities pledged was $3,646,563.
(13)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	34	12/15/2021	$ 3,449,027	$ (126,604)
U.S. Treasury 2-Year Note Future	112	12/31/2021	24,556,000	1,545
U.S. Treasury 10-Year Note Future	464	12/21/2021	60,646,250	(1,025,789)
Total				$ (1,150,848)
Short position contracts:
Euro-BTP Future	84	12/08/2021	$ 14,396,637	$ 406,109
Euro-BUND Future	79	12/08/2021	15,353,389	381,088
U.S. Treasury 5-Year Note Future	411	12/31/2021	50,039,250	272,196
U.S. Treasury 10-Year Ultra Future	136	12/21/2021	19,724,250	23,704
U.S. Treasury Ultra Bond Future	58	12/21/2021	11,391,563	(102,669)
Total				$ 980,428
Total futures contracts				$ (170,420)

The accompanying notes are an integral part of these financial statements.
93

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Interest Rate Swap Contracts Outstanding at October 31, 2021
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.29% Fixed	CPURNSA	USD	25,572,000	01/15/2022	At Maturity	$ —	$ —	$ 662,041	$ 662,041
BCLY	2.00% Fixed	CPURNSA	USD	7,810,000	01/15/2022	At Maturity	—	—	236,227	236,227
BOA	2.12% Fixed	CPURNSA	USD	8,580,000	01/15/2024	At Maturity	—	—	471,572	471,572
BOA	1.24% Fixed	CPURNSA	USD	6,050,000	01/15/2029	At Maturity	—	—	1,020,917	1,020,917
CBK	2.83% Fixed	CPURNSA	USD	6,600,000	04/15/2026	At Maturity	—	—	256,120	256,120
CBK	2.60% Fixed	CPURNSA	USD	18,520,000	01/15/2031	At Maturity	—	—	917,931	917,931
Total OTC interest rate swap contracts							$ —	$ —	$ 3,564,808	$ 3,564,808

OTC Total Return Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
iBoxx USD Liquide High Yield	GSC	USD	2,540,000	(0.12%)	12/20/21	At Maturity	$ —	$ —	$ (11,383)	$ (11,383)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Sell protection:
Panama Republic (BBB)	USD	1,090,000	1.00%	06/20/2026	Quarterly	$ 8,267	$ 8,375	$ 108
Total centrally cleared credit default swap contracts						$ 8,267	$ 8,375	$ 108

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2021
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
0.94% Fixed	12 Mo. Federal Funds Rate	USD	13,439,000	08/22/2024	Annual	$ —	$ —	$ (99,064)	$ (99,064)
1.03% Fixed	12 Mo. Federal Funds Rate	USD	9,012,000	09/06/2026	Annual	—	—	(26,270)	(26,270)
1.00% Fixed	12 Mo. Federal Funds Rate	USD	3,322,000	09/29/2026	Annual	49,461	—	(1,286)	(50,747)
MXN-TIIE-Banxico-Bloomberg	7.13% Fixed	MXN	61,332,600	06/04/2031	Lunar	29,637	—	(98,257)	(127,894)
MXN-TIIE-Banxico-Bloomberg	6.91% Fixed	MXN	147,390,000	09/03/2031	Lunar	—	(295)	(360,633)	(360,338)
MXN-TIIE-Banxico-Bloomberg	7.59% Fixed	MXN	40,850,000	12/03/2031	Lunar	—	(5,103)	(12,685)	(7,582)
Total centrally cleared interest rate swaps contracts						$ 79,098	$ (5,398)	$ (598,195)	$ (671,895)

Bond Forward Contracts Outstanding at October 31, 2021
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
MSC	U.S. Treasury Bonds, 0.13%, 04/15/2025(1)	USD	13,108,909	04/15/2025	$(40,445)
GSC	U.S. Treasury Bonds, 0.50%, 04/15/2024(1)	USD	34,626,955	04/15/2024	(80,000)
BOA	U.S. Treasury Bonds, 0.50%, 01/15/2028(1)	USD	833,978	01/15/2028	(7,431)
MSC	U.S. Treasury Bonds, 0.63%, 01/15/2026(1)	USD	13,181,408	01/15/2026	(49,115)
BOA	U.S. Treasury Bonds, 0.75%, 07/15/2028(1)	USD	3,081,414	07/15/2028	(35,068)
Total Bond Forward Contracts					$(212,059)

(1)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.
94

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
29,165,000	BRL	5,239,655	USD	CBK	11/03/2021	$ (75,193)
1,143,000	BRL	203,907	USD	CBK	12/02/2021	(2,691)
6,610,000	CAD	5,334,732	USD	TDB	11/30/2021	6,151
5,547,455,000	COP	1,469,544	USD	BNP	11/30/2021	376
754,800,000	JPY	6,628,262	USD	MSC	11/30/2021	(4,415)
114,665,000	MXN	5,644,490	USD	CBK	11/30/2021	(100,994)
175,410,000	RUB	2,489,257	USD	BCLY	11/30/2021	(29,589)
162,000	ZAR	11,000	USD	MSC	11/30/2021	(433)
5,389,843	USD	29,165,000	BRL	CBK	11/03/2021	225,382
4,999,019	USD	28,022,000	BRL	CBK	12/02/2021	65,959
20,433,214	USD	17,595,000	EUR	DEUT	11/30/2021	81,537
5,268,539	USD	6,156,288,000	KRW	MSC	11/30/2021	4,730
2,361,177	USD	3,299,000	NZD	MSC	11/30/2021	(1,926)
5,601,702	USD	394,734,000	RUB	BCLY	11/30/2021	66,586
Total foreign currency contracts						$ 235,480
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 13,216,908	$ —	$ 13,216,908	$ —
Convertible Bonds	1,442,174	—	1,442,174	—
Corporate Bonds	9,373,940	—	9,373,940	—
Foreign Government Obligations	42,360,338	—	42,360,338	—
Senior Floating Rate Interests	43,434,008	—	43,434,008	—
U.S. Government Agencies	2,141,069	—	2,141,069	—
U.S. Government Securities	444,658,179	—	444,658,179	—
Short-Term Investments	10,255,556	—	10,255,556	—
Foreign Currency Contracts(2)	450,721	—	450,721	—
Futures Contracts(2)	1,084,642	1,084,642	—	—
Swaps - Credit Default(2)	108	—	108	—
Swaps - Interest Rate(2)	3,564,808	—	3,564,808	—
Total	$ 571,982,451	$ 1,084,642	$ 570,897,809	$ —
Liabilities
Bond Forward Contracts(2)	$ (212,059)	$ —	$ (212,059)	$ —
Foreign Currency Contracts(2)	(215,241)	—	(215,241)	—
Futures Contracts(2)	(1,255,062)	(1,255,062)	—	—
Swaps - Interest Rate(2)	(671,895)	—	(671,895)	—
Swaps - Total Return(2)	(11,383)	—	(11,383)	—
Total	$ (2,365,640)	$ (1,255,062)	$ (1,110,578)	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
95

The Hartford Municipal Opportunities Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1%
	Alabama - 1.3%
	Alabama Federal Aid Highway Finance Auth
$ 1,615,000	5.00%, 09/01/2026	$ 1,679,503
1,250,000	5.00%, 09/01/2034	1,549,295
1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,724,369
	Black Belt Energy Gas Dist, AL
1,250,000	4.00%, 12/01/2023	1,340,633
1,570,000	4.00%, 12/01/2024	1,729,942
2,955,000	4.00%, 12/01/2025	3,328,317
3,000,000	Jefferson County, AL, Board of Education Special Tax 5.00%, 02/01/2042	3,618,650
2,660,000	Jefferson County, AL, GO 5.00%, 04/01/2024	2,950,611
	State of Alabama, Docks Department, (AGM Insured)
230,000	5.00%, 10/01/2024	258,531
1,000,000	5.00%, 10/01/2032	1,192,731
	State of Alabama, Troy University, Rev, (BAM Insured)
1,000,000	5.00%, 11/01/2025	1,167,804
1,250,000	5.00%, 11/01/2026	1,501,449
1,620,000	5.00%, 11/01/2027	1,992,449
		24,034,284
	Alaska - 0.4%
	CIVICVentures, AK, Rev
2,000,000	5.00%, 09/01/2025	2,221,256
1,000,000	5.00%, 09/01/2026	1,108,677
	Northern Tobacco Securitization Corp.
1,385,000	4.00%, 06/01/2036	1,630,503
1,350,000	4.00%, 06/01/2037	1,583,038
1,000,000	4.00%, 06/01/2038	1,169,828
		7,713,302
	Arizona - 0.3%
2,000,000	City of Phoenix, AZ, Civic Improvement Corp. 4.00%, 07/01/2038	2,276,915
54,000	Sundance, AZ, Community Facs Dist 7.13%, 07/01/2027(1)	54,064
	Tempe, AZ, Industrial Dev Auth Rev
2,870,000	1.13%, 12/01/2026	2,830,025
220,000	4.00%, 10/01/2023(1)	220,063
		5,381,067
	California - 6.7%
	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured)
475,000	4.00%, 08/01/2034	549,988
1,000,000	4.00%, 08/01/2036	1,154,191
11,700,000	Bay Area, CA, Toll Auth 2.25%, 04/01/2045(2)	11,718,498
	California County, CA, Tobacco Securitization Agency
1,050,000	5.00%, 06/01/2022	1,070,966
150,000	5.00%, 06/01/2030	193,317
300,000	5.00%, 06/01/2032	382,434
500,000	5.00%, 06/01/2033	635,322
	California Enterprise Dev Auth
1,250,000	5.00%, 08/01/2035	1,543,875
1,075,000	5.00%, 08/01/2055	1,279,358
	California Municipal Finance Auth
1,650,000	4.00%, 10/01/2046	1,899,925
3,285,000	4.00%, 10/01/2049	3,761,635
775,000	5.00%, 05/15/2028	956,975
800,000	5.00%, 05/15/2031	1,039,952
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	California - 6.7% - (continued)
	California Public Finance Auth
$ 1,195,000	2.38%, 11/15/2028(1)	$ 1,204,816
1,000,000	3.13%, 05/15/2029(1)	1,009,943
	California State Communities Dev Auth Rev
185,000	5.00%, 10/01/2022	192,946
1,000,000	5.63%, 10/01/2032	1,049,127
1,000,000	California State Health Facs Finance Auth Rev 5.00%, 02/01/2029	1,211,345
2,000,000	California State Public Works Board 5.25%, 10/01/2023	2,003,077
	California State, GO Taxable
17,940,000	0.01%, 05/01/2033(2)	17,940,000
3,000,000	5.00%, 08/01/2029	3,608,545
1,000,000	Cathedral City, CA, Redev Agency Successor Agency 4.00%, 08/01/2034	1,176,150
	City of Los Angeles, CA, Department of Airports
4,000,000	4.00%, 05/15/2035	4,786,894
1,000,000	5.00%, 05/15/2029	1,228,093
	Elk Grove, CA, Finance Auth Special Tax, (BAM Insured)
315,000	5.00%, 09/01/2031	366,680
910,000	5.00%, 09/01/2032	1,058,548
2,600,000	Fresno, CA, Unified School Dist, GO 0.00%, 08/01/2031(3)	2,024,009
	Hemet, CA, Unified School Dist Financing Auth Special Tax
1,440,000	5.00%, 09/01/2030	1,603,014
1,535,000	5.00%, 09/01/2031	1,705,579
	Inglewood, CA, Redevelopment Agency, (BAM Insured)
1,000,000	5.00%, 05/01/2028	1,209,076
1,000,000	5.00%, 05/01/2029	1,207,436
5,225,000	Long Beach, CA, Finance Auth Natural Gas 1.53%, 11/15/2027, 3 mo. USD LIBOR + 0.000%(4)	5,406,735
500,000	Oakland, CA, Airport Rev 5.00%, 05/01/2023	511,794
	Orange County, CA, Community Facs Dist, Special Tax
980,000	5.00%, 08/15/2034	1,098,284
1,000,000	5.00%, 08/15/2036	1,145,888
2,500,000	5.00%, 08/15/2041	2,850,375
1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Successor Agency, (AGM Insured) 5.00%, 09/01/2029	1,116,074
2,000,000	Romoland, CA, School Dist Special Tax 5.00%, 09/01/2048	2,266,336
60,000	San Diego, CA, Redevelopment Agency Successor Agency 5.25%, 09/01/2026	60,232
	San Diego, CA, United School Dist, GO
805,000	4.00%, 07/01/2034	902,488
865,000	4.00%, 07/01/2035	968,913
	San Francisco, CA, City & County Airport Comm-San Francisco International Airport
1,400,000	5.00%, 05/01/2042	1,666,081
8,650,000	5.00%, 05/01/2043	10,402,962
	Santa Margarita, CA, Water Dist Special Tax
485,000	5.00%, 09/01/2022	502,340
475,000	5.00%, 09/01/2023	511,697
480,000	5.00%, 09/01/2024	515,606
480,000	5.00%, 09/01/2025	514,228
2,065,000	5.00%, 09/01/2028	2,269,885

The accompanying notes are an integral part of these financial statements.
96

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	California - 6.7% - (continued)
$ 9,960,000	Southern California Public Power Auth 0.01%, 07/01/2036(2)	$ 9,960,000
2,315,000	State of California, GO 4.00%, 11/01/2041	2,599,009
1,500,000	Stockton, CA, Redevelopment Agency, (AGM Insured) 5.00%, 09/01/2029	1,776,692
8,930,000	Tobacco Securitization Auth of Northern California 0.00%, 06/01/2060(3)	1,970,814
		119,788,147
	Colorado - 2.1%
	Arapahoe County, CO, School Dist No. 6 Littleton, GO, (State Aid Withholding Insured)
1,230,000	5.50%, 12/01/2032	1,599,707
1,655,000	5.50%, 12/01/2034	2,143,934
	City & County of Denver, CO, Airport System Rev
7,985,000	5.00%, 12/01/2029	9,837,959
1,000,000	5.00%, 12/01/2034	1,335,017
1,575,000	5.00%, 12/01/2036	2,151,958
	Colorado Health Facs Auth Rev
1,320,000	4.00%, 12/01/2040	1,512,370
6,665,000	5.00%, 08/01/2044	8,001,750
1,470,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2031	1,701,726
3,650,000	E-470 Public Highway, CO, Auth Rev 0.38%, 09/01/2039, 1 mo. USD SOFR + 0.350%(4)	3,657,788
	Park Creek, CO, Metropolitan Dist Rev
2,000,000	5.00%, 12/01/2029	2,308,338
1,195,000	5.00%, 12/01/2033	1,460,884
1,035,000	Regional, CO, Transportation Dist 5.00%, 07/15/2031	1,325,265
	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured)
230,000	5.00%, 12/15/2023	251,161
125,000	5.00%, 12/15/2025	144,641
50,000	5.00%, 12/15/2026	57,792
225,000	5.00%, 12/15/2030	257,944
160,000	5.00%, 12/15/2032	182,964
		37,931,198
	Connecticut - 2.3%
	City of Bridgeport, CT, GO, (AGM Insured)
280,000	5.00%, 08/15/2025	327,102
6,220,000	5.00%, 08/15/2025	7,235,003
	Connecticut Housing Finance Auth Rev
4,615,000	3.00%, 11/15/2050	4,924,320
105,000	4.00%, 11/15/2044	107,404
565,000	4.00%, 11/15/2045	589,501
1,110,000	4.00%, 05/15/2047	1,196,669
	Connecticut State Health & Educational Facs Auth
440,000	5.00%, 07/01/2027	521,127
430,000	5.00%, 07/01/2028	518,366
1,150,000	5.00%, 07/01/2029	1,433,445
720,000	5.00%, 07/01/2030	875,274
545,000	5.00%, 07/01/2031	668,633
950,000	Hartford, CT, GO, (AGM ST GTD Insured) 5.00%, 07/01/2027	1,091,794
1,500,000	New Britain, CT, GO, (AGM Insured) 5.00%, 03/01/2031	1,786,990
2,600,000	New Haven, CT, GO, (AGM Insured) 5.00%, 08/01/2024	2,921,376
	State of Connecticut, GO
3,090,000	3.00%, 01/15/2023	3,193,254
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Connecticut - 2.3% - (continued)
$ 470,000	5.00%, 04/15/2022	$ 480,340
250,000	5.00%, 03/15/2024	277,466
1,450,000	5.00%, 03/15/2025	1,669,783
750,000	5.00%, 05/15/2025	868,486
2,425,000	5.00%, 06/15/2026	2,903,478
2,500,000	5.00%, 04/15/2029	3,032,964
	State of Connecticut, Special Tax Rev
1,000,000	5.00%, 05/01/2032	1,290,332
750,000	5.00%, 05/01/2033	965,591
	Waterbury, CT, GO
405,000	5.00%, 11/15/2031	494,022
1,000,000	5.00%, 11/15/2032	1,218,797
		40,591,517
	District of Columbia - 0.1%
	Dist of Columbia Rev
735,000	5.00%, 07/01/2032	791,716
270,000	5.00%, 07/01/2037	289,530
755,000	Metropolitan Washington, DC, Airports Auth System Rev 5.00%, 10/01/2028	936,275
		2,017,521
	Florida - 5.0%
	Broward County, FL, Airport System Rev
2,175,000	4.00%, 10/01/2044	2,454,076
1,250,000	5.00%, 10/01/2024	1,408,931
2,830,000	5.00%, 09/01/2028	3,560,407
	Capital Projects, FL, Finance Auth
1,315,000	5.00%, 10/01/2027	1,554,094
1,000,000	5.00%, 10/01/2028	1,200,663
1,925,901	Capital Trust Agency, FL, MF Rev, (FNMA Collateral Insured) 2.77%, 09/01/2027	1,953,681
1,430,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	1,611,160
	City of Tampa, FL, Rev
1,000,000	0.00%, 09/01/2036(3)	650,046
1,000,000	0.00%, 09/01/2038(3)	593,470
2,065,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2050	2,272,512
	Florida Dev Finance Corp.
350,000	5.00%, 04/01/2023	372,409
500,000	5.00%, 04/01/2024	552,585
200,000	5.00%, 04/01/2025	228,755
3,380,000	Gainesville, FL, Utilities System Rev 5.00%, 10/01/2047	4,166,640
	Greater Orlando, FL, Aviation Auth
485,000	5.00%, 10/01/2024	486,733
5,000,000	5.00%, 10/01/2033	6,220,634
5,000,000	5.00%, 10/01/2034	6,221,241
500,000	Magnolia Creek, FL, Community Dev Dist Capital Improvement 5.90%, 05/01/2039(5)	116,250
1,000,000	Manatee County, FL, School Dist, (AGM Insured) 5.00%, 10/01/2030	1,207,932
1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,101,884
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,042,133
2,500,000	5.00%, 10/01/2026	2,607,453
530,000	5.00%, 10/01/2027	594,927
	Orange County, FL, Convention Center/Orlando
1,000,000	5.00%, 10/01/2024	1,128,697
1,520,000	5.00%, 10/01/2025	1,771,947
	Orange County, FL, Health Facs Auth
1,190,000	5.00%, 08/01/2024	1,315,156

The accompanying notes are an integral part of these financial statements.
97

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Florida - 5.0% - (continued)
$ 1,280,000	5.00%, 08/01/2025	$ 1,411,849
1,350,000	5.00%, 08/01/2026	1,485,508
8,075,000	Orlando, FL, Utilities Commission 1.25%, 10/01/2046(2)	8,078,052
	Osceola County, FL, Transportation Rev
1,330,000	0.00%, 10/01/2031(3)	1,057,977
1,000,000	0.00%, 10/01/2032(3)	764,157
	Palm Beach County, FL, Health Facs Auth
6,265,000	2.63%, 06/01/2025	6,366,969
660,000	6.75%, 06/01/2024	692,351
1,000,000	6.80%, 06/01/2025	1,049,063
	Polk County, FL, Industrial Dev Auth
1,750,000	5.00%, 01/01/2039	1,933,315
4,850,000	5.00%, 01/01/2055	5,300,868
	Port St. Lucie, FL, Special Assessment
3,000,000	4.00%, 07/01/2028	3,423,476
3,000,000	4.00%, 07/01/2029	3,408,934
1,150,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	1,364,905
3,330,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	3,343,860
1,000,000	St. Johns County, FL, Industrial Dev Auth 4.00%, 12/15/2050	1,073,458
840,000	Village Community Dev. Dist. No. 13 2.55%, 05/01/2031	837,889
	Volusia County, FL, Educational Facs Auth
60,000	4.00%, 10/15/2035	69,115
55,000	4.00%, 10/15/2036	63,207
750,000	4.00%, 10/15/2037	859,782
750,000	4.00%, 10/15/2038	858,053
		89,837,204
	Georgia - 2.9%
10,000,000	Bartow County, GA, Dev Auth 1.55%, 08/01/2043(2)	10,097,551
	Burke County, GA, Dev Auth Rev
4,995,000	1.50%, 01/01/2040(2)	5,117,985
3,000,000	1.55%, 12/01/2049(2)	3,029,265
1,740,000	2.05%, 10/01/2032(2)	1,741,435
2,665,000	2.25%, 10/01/2032(2)	2,739,124
4,450,000	3.00%, 11/01/2045(2)	4,588,713
	Main Street Natural Gas, Inc., GA
2,150,000	4.00%, 08/01/2049(2)	2,363,240
4,165,000	5.00%, 05/15/2032	5,126,556
	Municipal Electric Auth, GA
1,100,000	4.00%, 01/01/2051	1,220,978
1,170,000	5.00%, 01/01/2022	1,179,010
1,000,000	5.00%, 11/01/2022	1,046,441
1,075,000	5.00%, 01/01/2024	1,131,701
4,595,000	5.00%, 01/01/2028	5,424,644
1,825,000	5.00%, 01/01/2028	2,159,083
740,000	5.00%, 01/01/2031	949,528
1,100,000	5.00%, 01/01/2032	1,400,705
515,000	5.00%, 01/01/2033	653,573
1,700,000	5.00%, 01/01/2056	2,030,491
		52,000,023
	Hawaii - 0.1%
2,000,000	State of Hawaii Airports System Rev 5.00%, 08/01/2022	2,069,923
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Illinois - 15.2%
	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO
$ 530,000	0.00%, 01/01/2025(3)	$ 516,494
765,000	0.00%, 01/01/2027(3)	719,038
	Chicago, IL, Board of Education Rev
1,000,000	5.00%, 04/01/2046	1,174,465
715,000	6.00%, 04/01/2046	859,755
	Chicago, IL, Board of Education, GO
2,500,000	0.00%, 12/01/2025(3)	2,368,965
1,030,000	5.00%, 12/01/2022	1,079,811
600,000	5.00%, 12/01/2023	653,887
1,000,000	5.00%, 12/01/2024	1,132,649
4,500,000	5.00%, 12/01/2032	5,599,146
2,470,000	5.00%, 12/01/2033	3,063,948
6,460,000	5.00%, 12/01/2034	7,793,859
1,510,000	5.00%, 12/01/2042	1,566,750
3,760,000	5.00%, 12/01/2046	4,450,530
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
3,500,000	5.00%, 12/01/2027	4,257,651
2,530,000	5.00%, 12/01/2031	2,539,855
1,700,000	5.25%, 12/01/2032	2,321,717
	Chicago, IL, O'Hare International Airport
3,705,000	5.00%, 01/01/2031	4,705,422
6,295,000	5.00%, 01/01/2032	7,950,426
	Chicago, IL, Transit Auth
1,000,000	4.00%, 12/01/2050	1,137,231
1,250,000	4.00%, 12/01/2055	1,399,813
415,000	5.00%, 06/01/2025	478,705
8,250,000	5.00%, 12/01/2046	9,708,697
1,000,000	5.00%, 12/01/2055	1,207,725
800,000	5.25%, 12/01/2027	803,284
5,000,000	5.25%, 12/01/2028	5,020,524
	City of Chicago, IL, GO, (NATL Insured)
325,000	0.00%, 01/01/2026(3)	307,867
215,000	5.00%, 01/01/2022	216,630
65,000	5.00%, 01/01/2023	68,315
2,000,000	5.00%, 01/01/2024	2,184,525
	City of Chicago, IL, Wastewater Transmission Rev
1,000,000	5.00%, 01/01/2028	1,135,066
2,500,000	5.00%, 01/01/2029	2,836,823
	City of Chicago, IL, Waterworks Rev
135,000	5.00%, 11/01/2023	141,182
1,000,000	5.00%, 11/01/2027	1,202,828
1,020,000	5.00%, 11/01/2028	1,140,489
1,205,000	5.00%, 11/01/2029	1,254,045
3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	3,924,628
	Cook County, IL, Community High School Dist No. 212 Leyden, (BAM Insured)
1,775,000	5.00%, 12/01/2026	2,023,905
310,000	5.00%, 12/01/2027	352,958
1,000,000	5.00%, 12/01/2034	1,134,291
	Cook County, IL, GO
1,000,000	5.00%, 11/15/2026	1,206,708
4,300,000	5.00%, 11/15/2027	5,158,865
2,940,000	5.00%, 11/15/2031	3,823,103
	County of Cook, IL, Sales Tax Rev
1,000,000	5.00%, 11/15/2030	1,295,705
1,690,000	5.00%, 11/15/2031	2,217,690
	Illinois State Finance Auth Rev
240,000	5.00%, 09/01/2022	248,754

The accompanying notes are an integral part of these financial statements.
98

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Illinois - 15.2% - (continued)
$ 1,000,000	5.00%, 10/01/2023	$ 1,088,648
1,000,000	5.00%, 11/15/2023	1,092,357
5,000,000	5.00%, 02/15/2027	6,080,728
700,000	5.00%, 10/01/2028	829,838
1,000,000	5.00%, 11/15/2028	1,159,641
2,650,000	5.00%, 11/15/2031	3,027,489
1,420,000	5.00%, 08/15/2033	1,830,672
2,500,000	5.00%, 11/15/2033	2,852,366
2,135,000	5.00%, 11/15/2034	2,468,488
1,045,000	5.00%, 08/15/2035	1,341,332
3,035,000	5.00%, 05/15/2050(2)	3,376,605
	Illinois State Toll Highway Auth, Taxable Rev
1,000,000	5.00%, 01/01/2027	1,055,123
2,500,000	5.00%, 01/01/2031	3,068,400
10,000,000	5.00%, 01/01/2044	12,262,781
	Kane Cook & DuPage Counties, IL, GO
4,200,000	5.00%, 01/01/2031	4,604,261
1,700,000	5.00%, 01/01/2034	1,861,308
1,700,000	5.00%, 01/01/2035	1,859,762
	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO
1,875,000	5.00%, 01/01/2027	2,139,031
2,000,000	5.00%, 01/01/2029	2,448,014
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
1,150,000	5.00%, 02/01/2025	1,300,894
4,000,000	5.00%, 02/01/2026	4,655,279
1,665,000	5.00%, 02/01/2034	1,939,269
	Metropolitan Pier & Exposition Auth, IL, (NATL Insured)
4,000,000	0.00%, 12/15/2024(3)	3,874,974
2,000,000	0.00%, 06/15/2027(3)	1,838,227
3,895,000	0.00%, 12/15/2042(6)	3,289,592
2,980,000	4.00%, 12/15/2042(7)	3,351,682
1,000,000	5.00%, 12/15/2035	1,138,273
	Railsplitter, IL, Tobacco Settlement Auth
1,000,000	5.00%, 06/01/2026	1,183,037
1,940,000	5.00%, 06/01/2027	2,278,960
	Regional Transportation, IL, Auth Rev
600,000	5.00%, 06/01/2035	705,689
8,775,000	6.00%, 07/01/2024	9,528,095
3,525,000	6.00%, 07/01/2031	4,633,121
	Sales Tax Securitization Corp., IL Rev
2,560,000	5.00%, 01/01/2029	3,199,711
5,545,000	5.00%, 01/01/2030	7,021,402
	State of Illinois, GO
7,100,000	5.00%, 11/01/2021	7,100,000
3,500,000	5.00%, 11/01/2024	3,939,974
1,500,000	5.00%, 08/01/2025	1,550,188
4,785,000	5.00%, 11/01/2025	5,525,931
1,985,000	5.00%, 02/01/2026	2,172,153
2,000,000	5.00%, 10/01/2026	2,354,261
6,540,000	5.00%, 11/01/2026	7,713,991
1,200,000	5.00%, 02/01/2027	1,422,029
2,715,000	5.00%, 11/01/2028	3,236,794
1,215,000	5.00%, 03/01/2029	1,485,975
4,750,000	5.00%, 03/01/2030	5,876,089
5,480,000	5.00%, 10/01/2031	6,793,058
950,000	5.00%, 05/01/2033	1,043,241
5,240,000	5.00%, 12/01/2034	6,128,918
3,460,000	5.00%, 03/01/2046	4,145,017
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Illinois - 15.2% - (continued)
$ 835,000	5.38%, 05/01/2023	$ 896,110
	State of Illinois, Sales Tax Rev
1,185,000	5.00%, 06/15/2024	1,269,843
280,000	6.50%, 06/15/2022	290,782
		271,714,127
	Indiana - 1.2%
1,970,014	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	2,104,329
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC/COLL Insured)
4,500,000	3.00%, 07/01/2050	4,845,283
2,270,000	3.00%, 07/01/2051	2,439,154
1,770,000	3.25%, 07/01/2049	1,890,597
	Indiana Municipal Power Agency
1,050,000	5.00%, 01/01/2032	1,287,276
870,000	5.00%, 01/01/2033	1,064,032
180,000	5.00%, 01/01/2034	219,684
	Indiana State Finance Auth Rev
1,625,000	5.00%, 03/01/2023	1,709,123
1,000,000	5.00%, 12/01/2029	1,136,925
	Indianapolis, IN, Local Public Improvement Bond Bank
1,000,000	5.00%, 01/01/2029	1,088,316
1,000,000	5.00%, 01/01/2031	1,175,486
775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	853,498
2,000,000	Whiting, IN, Environmental Facs Rev 5.00%, 03/01/2046(2)	2,119,190
		21,932,893
	Iowa - 0.2%
	Iowa Student Loan Liquidity Corp.
180,000	5.00%, 12/01/2022	188,944
650,000	5.00%, 12/01/2024	731,546
305,000	State of Iowa, Finance Auth Rev 2.88%, 05/15/2049	306,213
2,645,000	State of Iowa, Tobacco Settlement Auth 4.00%, 06/01/2049	2,926,454
		4,153,157
	Kansas - 0.2%
	Wyandotte County-Kansas City, KS, System Rev
1,000,000	5.00%, 09/01/2025	1,124,636
1,390,000	5.00%, 09/01/2028	1,605,729
		2,730,365
	Kentucky - 1.1%
4,750,000	County of Trimble, KY 1.30%, 09/01/2044(2)	4,738,640
	Kentucky Bond Dev Corp.
1,000,000	5.00%, 09/01/2032	1,240,997
1,100,000	5.00%, 09/01/2033	1,360,409
1,200,000	5.00%, 09/01/2034	1,478,145
1,025,000	5.00%, 09/01/2035	1,258,722
2,910,000	Kentucky Economic Dev Finance Auth, (AGM Insured) 5.00%, 12/01/2047	3,039,997

The accompanying notes are an integral part of these financial statements.
99

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Kentucky - 1.1% - (continued)
$ 4,000,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(2)	$ 4,389,513
2,600,000	Louisville & Jefferson County, KY, Metropolitan Gov't Rev Catholic Health Initiatives 5.00%, 12/01/2023	2,671,552
		20,177,975
	Louisiana - 1.4%
1,965,000	East Baton Rouge, LA, Sewerage Commission 1.30%, 02/01/2041(2)	1,991,171
	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev
975,000	5.75%, 11/15/2030	1,065,334
1,155,000	6.00%, 11/15/2030	1,272,843
1,750,000	6.00%, 11/15/2035	1,900,961
4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,533,231
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2026	875,889
500,000	5.00%, 01/01/2027	598,357
1,250,000	5.00%, 01/01/2034	1,403,339
710,000	5.00%, 01/01/2035	837,055
3,740,000	Parish of St. John the Baptist, LA 2.38%, 06/01/2037(2)	3,919,605
	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured)
1,815,000	5.00%, 01/01/2026	2,133,492
1,220,000	5.00%, 01/01/2027	1,475,008
2,000,000	Shreveport, LA, Water & Sewer Rev, (AGM Insured) 5.00%, 12/01/2027	2,336,937
		24,343,222
	Maine - 0.3%
	Finance Auth of Maine Rev, (AGM Insured)
225,000	5.00%, 12/01/2021	225,854
1,000,000	5.00%, 12/01/2023	1,088,380
	Maine Health & Higher Educational Facs Auth, (AGM Insured)
520,000	5.00%, 07/01/2022	536,664
535,000	5.00%, 07/01/2023	576,699
675,000	5.00%, 07/01/2024	757,029
1,905,000	Maine State Housing Auth Rev 4.00%, 11/15/2050	2,098,772
		5,283,398
	Maryland - 0.2%
480,000	Howard County, MD, Special Obligation 4.00%, 02/15/2028(1)	510,165
1,840,000	State of Maryland, GO 5.00%, 03/15/2028	2,236,839
		2,747,004
	Massachusetts - 1.7%
	Massachusetts Dev Finance Agency, Rev
1,000,000	4.00%, 10/01/2024(1)	1,080,370
1,000,000	4.00%, 10/01/2025(1)	1,079,784
635,000	4.00%, 10/01/2026(1)	684,919
165,000	4.00%, 07/15/2036	188,221
1,000,000	5.00%, 07/01/2025	1,158,077
1,720,000	5.00%, 07/01/2028	2,016,234
1,850,000	5.00%, 07/01/2029	2,222,193
3,350,000	5.00%, 07/01/2030	3,988,471
955,000	5.00%, 07/01/2031	1,173,688
855,000	5.00%, 07/01/2035	996,428
2,180,000	5.00%, 07/01/2043	2,620,267
	Massachusetts Educational Financing Auth
500,000	5.00%, 01/01/2025	566,691
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Massachusetts - 1.7% - (continued)
$ 1,030,000	5.00%, 07/01/2026	$ 1,217,164
1,050,000	5.00%, 07/01/2027	1,266,346
1,125,000	5.00%, 07/01/2030	1,425,390
1,250,000	5.00%, 07/01/2031	1,600,343
	Massachusetts Housing Finance Agency
400,000	2.90%, 06/01/2022	405,077
500,000	3.10%, 06/01/2023	517,510
900,000	3.15%, 06/01/2023	932,079
400,000	3.25%, 06/01/2024	421,815
2,170,000	Massachusetts Port Auth 5.00%, 07/01/2034	2,420,118
200,000	Massachusetts School Building Auth 5.00%, 11/15/2030	238,760
2,200,000	Massachusetts State, Port Auth Rev 5.00%, 07/01/2034	2,837,710
		31,057,655
	Michigan - 2.1%
5,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	5,969,049
1,200,000	Lincoln Park, MI, School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	1,535,940
	Michigan Finance Auth Rev
1,000,000	5.00%, 07/01/2027	1,157,683
1,000,000	5.00%, 07/01/2028	1,154,927
1,000,000	5.00%, 07/01/2029	1,121,241
2,700,000	5.00%, 10/01/2030	3,034,280
2,555,000	5.00%, 06/01/2033	2,862,018
1,000,000	5.00%, 06/01/2034	1,120,164
915,000	5.00%, 11/01/2034	1,139,162
1,000,000	5.00%, 11/01/2035	1,242,857
1,000,000	5.00%, 11/01/2036	1,240,360
1,000,000	5.00%, 11/01/2038	1,235,476
1,000,000	Michigan State Building Auth Rev 5.00%, 04/15/2027	1,207,814
	Michigan State Hospital Finance Auth
1,505,000	4.00%, 11/15/2031	1,755,495
345,000	4.00%, 11/15/2032	401,588
2,075,000	5.00%, 11/15/2047	2,583,767
2,690,000	Michigan State Housing Dev Auth 4.25%, 12/01/2049	2,954,219
1,375,000	Richmond, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	1,748,594
370,000	State of Michigan Rev 5.00%, 03/15/2027	452,023
2,465,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,833,396
		36,750,053
	Minnesota - 1.7%
1,180,000	Duluth, MN, Independent School Dist No. 709, (SD CRED PROG Insured) 4.00%, 02/01/2027	1,335,415
1,974,959	Freddie Mac Multifamily, MN, Certificates 2.54%, 06/25/2037	2,045,652
1,750,000	Minnesota Higher Education Facs Auth 4.00%, 10/01/2046	2,040,059
	Minnesota Housing Finance Agency
4,935,000	3.00%, 01/01/2051	5,297,026
6,925,000	3.00%, 07/01/2052	7,487,871
9,000,000	5.00%, 09/01/2024	10,176,511
	Minnesota Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured)
345,000	1.45%, 07/01/2024	350,089
410,000	1.55%, 07/01/2025	416,922

The accompanying notes are an integral part of these financial statements.
100

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Minnesota - 1.7% - (continued)
	St. Francis, MN, Independent School Dist No. 15, GO, (SD CRED PROG Insured)
$ 315,000	4.00%, 02/01/2029	$ 327,479
365,000	4.00%, 02/01/2030	379,159
750,000	4.00%, 02/01/2031	778,275
		30,634,458
	Mississippi - 0.8%
1,970,000	Mississippi Dev Bank, Special Obligation, (BAM Insured) 5.00%, 10/01/2033	2,442,957
	Mississippi Home Corp., (GNMA/FNMA/FHLMC Insured)
780,000	3.00%, 12/01/2050	838,452
3,335,000	3.00%, 06/01/2051	3,599,435
	State of Mississippi, Gaming Tax Rev
1,000,000	5.00%, 10/15/2025	1,162,854
2,450,000	5.00%, 10/15/2029	2,814,887
1,000,000	5.00%, 10/15/2036	1,227,000
1,600,000	5.00%, 10/15/2037	1,958,961
		14,044,546
	Missouri - 0.6%
	City of St. Louis, MO, Airport Rev
540,000	5.00%, 07/01/2030	671,662
1,000,000	5.00%, 07/01/2032	1,206,548
1,000,000	5.00%, 07/01/2047	1,200,918
5,400,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2042	5,957,490
1,255,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2026	1,447,299
1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027(5)	260,000
		10,743,917
	Montana - 0.3%
2,070,000	Montana Board of Housing 4.00%, 12/01/2043	2,220,734
2,500,000	Montana Facs Finance Auth Rev 5.00%, 02/15/2028	2,993,693
		5,214,427
	Nebraska - 2.0%
	Central Plains, NE, Energy Project
1,000,000	5.00%, 09/01/2022	1,038,398
210,000	5.00%, 09/01/2025	242,726
3,325,000	5.00%, 09/01/2028	4,084,768
1,530,000	5.00%, 09/01/2033	2,026,787
3,890,000	5.00%, 09/01/2042	5,575,154
4,820,000	Nebraska Investment Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.00%, 09/01/2045	5,186,097
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
8,385,000	3.00%, 09/01/2050	9,053,395
3,865,000	5.00%, 01/01/2024	4,254,672
4,300,000	Washington County, NE, Rev 0.90%, 09/01/2030(2)	4,320,739
		35,782,736
	Nevada - 1.7%
	City of North Las Vegas, NV
465,000	4.50%, 06/01/2039	516,188
720,000	4.63%, 06/01/2043	795,995
965,000	4.63%, 06/01/2049	1,059,680
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Nevada - 1.7% - (continued)
	City of Reno, NV, Sales Tax Rev
$ 250,000	5.00%, 06/01/2024	$ 273,327
250,000	5.00%, 06/01/2026	287,504
535,000	City of Sparks, NV 2.50%, 06/15/2024(1)	542,032
7,500,000	Clark County, NV, School Dist 5.00%, 06/15/2024	8,372,084
	Clark County, NV, School Dist, GO
830,000	5.00%, 06/15/2026	972,853
1,000,000	5.00%, 06/15/2028	1,231,680
4,560,000	5.00%, 06/15/2029	5,819,615
1,900,000	5.00%, 06/15/2029	2,331,539
1,500,000	5.00%, 06/15/2031	1,942,489
	Las Vegas, NV, New Convention Center Auth Rev
1,900,000	5.00%, 07/01/2029	2,217,003
400,000	5.00%, 07/01/2031	437,811
365,000	5.00%, 07/01/2032	399,084
300,000	5.00%, 07/01/2033	327,771
475,000	5.00%, 07/01/2034	518,511
750,000	5.00%, 07/01/2043	896,781
	Las Vegas, NV, Special Improvement Dist
290,000	5.00%, 06/01/2027	313,119
315,000	5.00%, 06/01/2028	339,135
550,000	5.00%, 06/01/2029	590,302
10,000	Nevada State, GO 5.00%, 03/01/2026	10,619
		30,195,122
	New Hampshire - 0.2%
920,000	New Hampshire Business Finance Auth 4.00%, 01/01/2041	996,427
1,715,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	2,643,994
		3,640,421
	New Jersey - 2.0%
400,000	City of Atlantic City, NJ, GO, (BAM State Aid Withholding Insured) 5.00%, 03/01/2022	405,933
705,000	City of Bayonne, NJ, GO, (AGM School Board Reserve Fund Insured) 0.00%, 07/01/2023(3)	698,468
	New Jersey Economic Dev Auth
565,000	5.00%, 03/01/2023	573,543
1,200,000	5.00%, 06/15/2023	1,288,257
830,000	New Jersey Educational Facs Auth Rev, (AGM Insured) 4.00%, 07/01/2050	934,597
	New Jersey Higher Education Student Assistance Auth
1,420,000	5.00%, 12/01/2025	1,648,168
1,000,000	5.00%, 12/01/2026	1,189,447
	New Jersey Transportation Trust Fund Auth, (AGM Insured)
5,000,000	0.00%, 12/15/2032(3)	4,002,964
1,000,000	5.00%, 12/15/2023	1,096,002
1,610,000	5.00%, 12/15/2024	1,829,315
5,715,000	5.00%, 06/15/2031	7,403,985
3,365,000	New Jersey Turnpike Auth Rev 4.00%, 01/01/2042	3,908,694
1,000,000	Newark Board of Education, GO 4.00%, 07/15/2034	1,202,804
	State of New Jersey, GO
3,440,000	5.00%, 06/01/2026	4,073,045

The accompanying notes are an integral part of these financial statements.
101

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	New Jersey - 2.0% - (continued)
$ 2,000,000	5.00%, 06/01/2027	$ 2,299,733
2,870,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	3,513,287
		36,068,242
	New Mexico - 0.3%
1,045,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2049	1,162,295
4,000,000	New Mexico Mortgage Finance Auth 3.00%, 01/01/2052	4,320,899
		5,483,194
	New York - 11.8%
6,470,000	Brookhaven, NY, Local Dev Corp. 1.63%, 11/01/2025	6,633,193
	City of New York, NY, GO
785,000	4.00%, 03/01/2038	923,194
4,900,000	5.00%, 08/01/2026	5,878,703
1,000,000	5.00%, 08/01/2032	1,245,856
2,445,000	5.00%, 08/01/2034	3,029,969
2,250,000	5.00%, 03/01/2038	2,814,691
1,375,000	Huntington, NY, Local Dev Corp. 3.00%, 07/01/2025	1,409,584
7,500,000	Long Island, NY, Power Auth Rev 0.85%, 09/01/2050(2)	7,511,158
	Metropolitan Transportation Auth, NY, Rev, (AGM Insured)
370,000	0.01%, 11/15/2027(3)	334,643
16,355,000	5.00%, 03/01/2022	16,609,232
1,000,000	5.00%, 11/15/2030	1,270,252
1,025,000	5.00%, 11/15/2032	1,276,332
4,000,000	5.00%, 11/15/2034(2)	4,436,382
845,000	5.00%, 11/15/2036	1,005,100
9,005,000	5.00%, 11/15/2045(2)	11,311,374
5,755,000	5.00%, 11/15/2052	6,749,463
2,750,000	New York City Industrial Dev Agency, (AGM Insured) 3.00%, 01/01/2039	2,915,139
	New York City Transitional Finance Auth, Future Tax Secured Rev
6,170,000	3.00%, 08/01/2048	6,436,648
2,000,000	4.00%, 11/01/2036	2,344,936
2,525,000	4.00%, 11/01/2037	2,966,232
3,460,000	4.00%, 05/01/2038	4,049,248
1,000,000	4.00%, 05/01/2039	1,167,498
5,250,000	5.00%, 11/01/2031	6,842,013
2,995,000	5.00%, 05/01/2036	3,751,598
3,335,000	New York City Water & Sewer System 5.00%, 06/15/2044	4,295,855
1,335,000	New York City, NY, Housing Dev Corp. 4.50%, 02/15/2048	1,376,743
1,180,000	New York City, NY, Industrial Dev Agency, (AGM Insured) 5.00%, 03/01/2030	1,492,397
1,000,000	New York City, NY, Transitional Finance Auth Building Aid Rev, (State Aid Withholding Insured) 5.00%, 07/15/2026	1,180,033
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
1,875,000	4.00%, 05/01/2035	2,217,634
2,345,000	5.00%, 11/01/2032	3,043,238
	New York Liberty Dev Corp.
2,370,000	0.95%, 11/15/2027	2,315,504
2,145,000	1.20%, 11/15/2028	2,107,082
3,375,000	5.00%, 11/15/2044(1)	3,679,090
	New York State Dormitory Auth Rev
11,030,000	0.05%, 07/01/2031(2)	11,030,000
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	New York - 11.8% - (continued)
$ 2,500,000	5.00%, 03/15/2030	$ 2,853,867
2,500,000	5.00%, 03/15/2031	2,992,518
2,500,000	5.00%, 03/15/2033	2,983,289
3,800,000	5.00%, 03/15/2035	4,738,171
4,000,000	5.00%, 03/15/2043	4,787,376
2,300,000	New York State Liberty Dev Corp. Rev 5.15%, 11/15/2034(1)	2,553,312
1,000,000	New York State Thruway Auth Rev 4.00%, 01/01/2037	1,101,387
	New York State Urban Dev Corp. Rev
2,235,000	5.00%, 03/15/2022	2,274,989
3,315,000	5.00%, 03/15/2023	3,530,184
1,000,000	5.00%, 03/15/2026	1,064,769
	New York Transportation Dev Corp.
1,350,000	5.00%, 12/01/2023	1,466,379
265,000	5.00%, 12/01/2025	305,282
1,000,000	5.00%, 12/01/2029	1,249,072
1,000,000	5.00%, 12/01/2030	1,266,737
1,000,000	New York Transportation Dev Corp. Rev 5.00%, 12/01/2031	1,250,419
	Port Auth of New York & New Jersey Rev
1,190,000	4.00%, 07/15/2040	1,410,832
2,750,000	5.00%, 10/15/2025	3,086,697
1,000,000	5.00%, 10/15/2028	1,160,735
4,500,000	5.00%, 11/01/2038	5,512,115
2,250,000	5.00%, 11/01/2044	2,720,191
2,500,000	Sales Tax Asset Receivable Corp., NY 5.00%, 10/15/2029	2,841,810
	State of New York Mortgage Agency
1,000,000	3.15%, 04/01/2024	1,041,729
1,330,000	3.25%, 10/01/2024	1,414,053
4,195,000	3.50%, 10/01/2032	4,527,321
260,000	3.50%, 10/01/2034	268,364
	Syracuse, NY, Industrial Dev Agency
320,000	5.00%, 01/01/2029	317,132
2,635,000	5.00%, 01/01/2031	2,523,669
2,340,000	Town of Oyster Bay, NY, GO, (BAM Insured) 5.00%, 08/15/2024	2,635,822
1,325,000	Triborough, NY, Bridge & Tunnel Auth 0.00%, 11/15/2031(3)	1,074,127
2,000,000	TSASC, Inc., NY 5.00%, 06/01/2026	2,367,076
	Westchester City, NY, Local Dev
3,420,000	2.88%, 07/01/2026	3,420,365
3,950,000	3.20%, 07/01/2028	3,951,049
		210,340,852
	North Carolina - 2.1%
	North Carolina Housing Finance Agency
8,880,000	3.00%, 07/01/2051	9,600,371
1,580,000	4.00%, 07/01/2047	1,692,075
	North Carolina Medical Care Commission Rev
245,000	4.00%, 01/01/2026	260,239
565,000	5.00%, 01/01/2027	633,593
795,000	5.00%, 01/01/2028	905,421
275,000	5.00%, 01/01/2029	313,622
1,050,000	5.00%, 01/01/2039	1,171,352
3,670,000	5.00%, 01/01/2044	4,114,220
	North Carolina Raleigh Durham Airport Auth Rev
1,500,000	5.00%, 05/01/2027	1,811,523

The accompanying notes are an integral part of these financial statements.
102

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	North Carolina - 2.1% - (continued)
$ 1,000,000	5.00%, 05/01/2030	$ 1,202,179
15,000,000	University of North Carolina at Chapel Hill 0.18%, 12/01/2041, 1 mo. USD LIBOR + 0.125%(4)	15,000,933
		36,705,528
	North Dakota - 0.8%
	North Dakota Housing Finance Agency
3,490,000	3.00%, 07/01/2051	3,743,616
5,590,000	3.00%, 01/01/2052	6,027,065
3,365,000	4.25%, 07/01/2049	3,678,375
		13,449,056
	Ohio - 2.7%
	Allen County, OH, Hospital Facs Rev
2,000,000	5.00%, 05/01/2023	2,047,990
2,750,000	5.00%, 12/01/2029	3,533,091
380,000	5.00%, 12/01/2030	490,513
	Buckeye, OH, Tobacco Settlement Finance Auth
18,645,000	0.00%, 06/01/2057(3)	2,911,361
18,255,000	5.00%, 06/01/2055	20,484,651
	Cleveland, OH, Airport System Rev, (AGM Insured)
1,165,000	5.00%, 01/01/2022	1,174,167
1,385,000	5.00%, 01/01/2023	1,461,513
430,000	Hamilton County, OH, Sales Tax Rev 5.00%, 12/01/2027	533,064
1,805,000	Ohio Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured) 3.75%, 09/01/2050	1,979,745
7,500,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030(1)	8,614,983
	State of Ohio, Rev
2,000,000	4.00%, 12/15/2021	2,009,234
2,210,000	5.00%, 12/15/2022	2,328,543
		47,568,855
	Oklahoma - 0.4%
	Oklahoma Dev Finance Auth
5,305,000	1.63%, 07/06/2023	5,341,113
935,000	5.25%, 08/15/2048	1,132,358
935,000	5.50%, 08/15/2057	1,141,548
115,000	Oklahoma Housing Finance Agency, (GNMA Collateral Insured) 5.00%, 09/01/2043	116,667
		7,731,686
	Oregon - 2.6%
1,665,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038(6)	2,047,495
	Clackamas & Washington Counties, OR, School Dist No. 3, GO, (School Bond Guaranty)
2,500,000	0.01%, 06/15/2036(3)	1,781,255
405,000	0.01%, 06/15/2037(3)	278,229
8,200,000	Clackamas County, OR, School Dist No. 12, GO, (School Bond Guaranty Insured) 0.01%, 06/15/2040(3)	4,123,422
10,420,000	Columbia County, OR, School Dist No. 502, GO, (School Board Guaranty Insured) 0.00%, 06/15/2050(3)	4,753,417
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Oregon - 2.6% - (continued)
$ 625,000	Jackson County, OR, School Dist No. 4, GO, (School Bond Guaranty Insured) 0.01%, 06/15/2034(3)	$ 437,364
1,105,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2037(3)	664,981
850,000	Multnomah & Clackamas Counties, OR, School Dist No. 10 JT Gresham-Barlow, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(3)	530,162
2,500,000	Oregon Health & Science University 4.00%, 07/01/2046	2,833,204
	Port of Portland, OR, Airport Rev
4,880,000	5.00%, 07/01/2031	6,014,248
3,920,000	5.00%, 07/01/2032	4,837,678
1,045,000	5.00%, 07/01/2033	1,328,022
	Salem Hospital Facs Auth, OR Rev
910,000	5.00%, 05/15/2038	1,035,476
720,000	5.00%, 05/15/2048	811,256
	State of Oregon Housing & Community Services Department
3,095,000	3.00%, 01/01/2052	3,321,337
1,640,000	4.50%, 01/01/2049	1,771,394
5,965,000	4.50%, 07/01/2049	6,480,094
	Umatilla County, OR, School Dist No. 8R Hermiston, GO, (School Board Guaranty Insured)
1,500,000	0.01%, 06/15/2036(3)	1,056,047
1,600,000	0.01%, 06/15/2037(3)	1,084,386
1,790,000	0.01%, 06/15/2038(3)	1,166,304
		46,355,771
	Pennsylvania - 3.8%
840,000	Allegheny County, PA, Industrial Dev Auth, Charter School 6.75%, 08/15/2035	843,108
	City of Philadelphia, PA, GO
1,550,000	5.00%, 02/01/2033	1,947,483
2,000,000	5.00%, 02/01/2034	2,509,608
1,555,000	5.00%, 02/01/2035	1,937,819
225,000	City of Philadelphia, PA, Redev Auth 5.00%, 04/15/2025	257,078
930,000	City of Philadelphia, PA, Water & Wastewater Rev 5.00%, 11/01/2029	1,147,769
	Commonwealth Finance Auth, PA
4,230,000	5.00%, 06/01/2026	4,929,155
125,000	5.00%, 06/01/2028	155,391
1,070,000	5.00%, 06/01/2029	1,318,837
145,000	5.00%, 06/01/2031	176,799
	County of Beaver, PA, GO, (BAM Insured)
1,285,000	, (BAM Insured) 5.00%, 11/15/2021	1,287,185
1,345,000	, (BAM Insured) 5.00%, 11/15/2022	1,410,097
1,000,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	1,210,917
	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured)
2,440,000	, (AGM State Aid Withholding Insured) 5.00%, 04/01/2028	2,993,188
1,105,000	, (AGM State Aid Withholding Insured) 5.00%, 04/01/2029	1,382,365
2,410,000	Harrisburg, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 11/15/2026	2,888,389
	Lancaster County, PA, Hospital Auth
635,000	5.00%, 07/01/2024	689,856

The accompanying notes are an integral part of these financial statements.
103

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Pennsylvania - 3.8% - (continued)
$ 515,000	5.00%, 07/01/2025	$ 573,555
	Lancaster Industrial, PA, Dev Auth
1,250,000	4.00%, 07/01/2051	1,338,515
1,750,000	4.00%, 07/01/2056	1,867,731
	Montgomery County, PA, Industrial Dev Auth Rev
1,760,000	5.00%, 12/01/2044	2,011,353
2,455,000	5.00%, 12/01/2046	2,677,895
920,000	Pennsylvania Higher Educational Facs Auth 5.00%, 05/01/2032	1,125,951
	Pennsylvania Turnpike Commission Rev
2,000,000	0.95%, 12/01/2021, SIFMA(4)	2,001,058
1,000,000	5.00%, 12/01/2021	1,003,879
500,000	5.00%, 12/01/2027	595,115
1,000,000	5.00%, 12/01/2029	1,198,793
1,590,000	5.00%, 12/01/2030	1,903,204
2,000,000	5.00%, 12/01/2033	2,385,836
2,615,000	5.00%, 12/01/2037	2,750,487
755,000	5.00%, 12/01/2042	906,251
	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured)
1,560,000	5.00%, 09/01/2022	1,621,771
2,000,000	5.00%, 09/01/2023	2,170,602
1,105,000	5.00%, 09/01/2025(7)	1,286,488
1,100,000	5.00%, 09/01/2031	1,393,436
1,060,000	5.00%, 09/01/2032	1,340,182
	Pittsburgh, PA, Water & Sewer Auth, (AGM Insured)
195,000	5.00%, 09/01/2032	247,535
950,000	5.00%, 09/01/2033	1,203,695
735,000	5.00%, 09/01/2034	928,948
500,000	Reading, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 03/01/2038	594,145
	School Dist. of Philadelphia/The
1,200,000	5.00%, 09/01/2024(7)	1,352,574
1,310,000	5.00%, 09/01/2025(7)	1,525,157
1,000,000	5.00%, 09/01/2026(7)	1,197,633
1,000,000	5.00%, 09/01/2027(7)	1,220,724
1,500,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	1,821,486
		67,329,043
	Puerto Rico - 1.0%
975,000	Puerto Rico Highway & Transportation Auth, (AGM Insured) 4.95%, 07/01/2026	981,331
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
10,000,000	4.33%, 07/01/2040	10,974,729
4,750,000	5.00%, 07/01/2058	5,362,501
		17,318,561
	Rhode Island - 0.9%
1,975,000	City of Cranston RI 1.00%, 08/23/2022	1,987,508
	Rhode Island Health & Educational Building Corp., (AGM ST APPROP Insured)
2,700,000	5.00%, 05/15/2027	3,104,985
2,020,000	5.00%, 05/15/2028	2,455,581
	Rhode Island Housing & Mortgage Finance Corp., (GNMA/FNMA/FHLMC Insured)
740,000	2.75%, 04/01/2040	768,450
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Rhode Island - 0.9% - (continued)
$ 5,085,000	4.00%, 10/01/2048	$ 5,560,235
	Rhode Island Student Loan Auth
225,000	5.00%, 12/01/2027	272,117
1,000,000	5.00%, 12/01/2028	1,231,222
		15,380,098
	South Carolina - 2.1%
1,987,000	Lancaster County, SC, Sun City Assessment Rev 7.70%, 11/01/2017(5)	417,270
3,485,000	Piedmont Municipal Power Agency 5.00%, 01/01/2023	3,675,421
	South Carolina Jobs-Economic Dev Auth
4,355,000	5.00%, 05/01/2029	5,380,020
1,375,000	5.00%, 05/01/2048	1,636,463
1,000,000	5.25%, 08/01/2024	1,086,518
	South Carolina Port Auth
1,420,000	4.00%, 07/01/2034	1,550,877
1,240,000	5.00%, 07/01/2029	1,563,204
1,100,000	5.00%, 07/01/2030	1,377,204
5,090,000	5.00%, 07/01/2031	6,297,727
1,000,000	5.00%, 07/01/2033	1,224,388
	South Carolina Public Service Auth
3,000,000	4.00%, 12/01/2033	3,603,920
1,000,000	5.00%, 12/01/2026	1,208,123
	South Carolina State Public Service Auth
3,125,000	5.00%, 12/01/2031	3,763,071
1,400,000	5.00%, 12/01/2032	1,805,020
2,350,000	5.00%, 12/01/2034	2,644,805
		37,234,031
	South Dakota - 0.5%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,125,000	2.45%, 11/01/2023	1,167,291
1,015,000	3.00%, 11/01/2051	1,089,798
1,190,000	3.50%, 11/01/2046	1,255,866
2,470,000	3.75%, 11/01/2050	2,698,543
525,000	4.00%, 11/01/2047	565,347
	South Dakota State Educational Enhancement Funding Corp.
1,395,000	5.00%, 06/01/2024	1,498,832
1,000,000	5.00%, 06/01/2026	1,074,431
		9,350,108
	Tennessee - 0.7%
890,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	1,068,501
2,940,000	Metropolitan Gov't Nashville & Davidson County Health & Educational Facs Bd 0.00%, 07/01/2031	3,767,204
570,000	Tennessee Energy Acquisition Corp. 5.25%, 09/01/2026	673,478
	Tennessee Housing Dev Agency
1,015,000	3.50%, 07/01/2045	1,073,701
2,800,000	3.50%, 01/01/2047	2,957,074
3,150,000	4.00%, 01/01/2049	3,406,978
		12,946,936

The accompanying notes are an integral part of these financial statements.
104

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Texas - 7.5%
$ 1,000,000	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured) 5.00%, 08/15/2027	$ 1,127,725
1,000,000	Arlington, TX, Special Tax Rev, (AGM Insured) 5.00%, 02/15/2034	1,134,949
1,620,000	Austin, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/01/2033	1,907,765
	Central Texas Regional Mobility Auth
3,805,000	4.00%, 01/01/2037	4,409,040
1,000,000	5.00%, 01/01/2033	1,281,718
1,000,000	5.00%, 01/01/2036	1,267,842
1,500,000	Central Texas Turnpike System 5.00%, 08/15/2037	1,675,433
	City of Austin, TX, Airport System Rev
2,100,000	5.00%, 11/15/2022	2,202,602
595,000	5.00%, 11/15/2026	711,490
1,125,000	5.00%, 11/15/2028	1,337,834
560,000	5.00%, 11/15/2030	665,801
	City of Dallas TX Hotel Occupancy Tax Rev.
2,015,000	4.00%, 08/15/2031(7)	2,260,702
1,075,000	4.00%, 08/15/2033(7)	1,203,568
1,250,000	4.00%, 08/15/2034(7)	1,399,078
	City of Houston, TX, Airport System Rev
1,300,000	5.00%, 07/01/2030	1,650,718
1,000,000	5.00%, 07/01/2031	1,263,559
1,200,000	5.00%, 07/01/2033	1,507,356
1,060,000	City of Houston, TX, Hotel Occupancy Tax & Special, (AGM-CR AMBAC Insured) 0.00%, 09/01/2025(3)	1,012,299
3,685,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(2)	3,850,434
2,550,000	Clear Creek, TX, Independent School Dist 0.28%, 02/15/2038(2)	2,537,297
	Clifton, TX, Higher Education Finance Corp., (PSF-GTD Insured)
1,000,000	4.00%, 08/15/2029	1,162,369
1,050,000	4.00%, 08/15/2030	1,185,361
500,000	4.00%, 08/15/2031	563,216
1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,172,954
	Dallas-Fort Worth, TX, International Airport Rev
1,570,000	5.00%, 11/01/2021	1,570,000
1,000,000	5.00%, 11/01/2023	1,092,577
1,000,000	5.00%, 11/01/2024	1,135,290
1,500,000	Grapevine-Colleyville, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	1,749,838
	Harris County - Houston, TX, Sports Auth
2,640,000	5.00%, 11/15/2030	2,914,052
500,000	5.00%, 11/15/2032	551,936
2,950,000	5.00%, 11/15/2034	3,256,841
1,605,000	Harris County, TX, Toll Road Auth Rev 5.00%, 08/15/2032	1,978,727
	Kerrville, TX, Health Facs Dev Corp.
1,300,000	5.00%, 08/15/2024	1,453,949
1,500,000	5.00%, 08/15/2035	1,679,632
1,580,000	La Joya, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2025	1,746,425
	Lower Alabama Gas District, Rev
9,855,000	4.00%, 12/01/2050(2)	11,053,130
4,000,000	5.00%, 09/01/2031	5,069,204
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Texas - 7.5% - (continued)
	New Hope, TX, Cultural Education Facs Finance Corp.
$ 1,000,000	4.00%, 11/01/2049	$ 1,114,875
1,000,000	4.00%, 11/01/2055	1,109,501
3,375,000	5.00%, 11/01/2031	3,645,137
1,000,000	5.00%, 11/01/2046	1,068,585
	North Texas Tollway Auth Rev, (AGC Insured)
5,000,000	0.00%, 01/01/2032(3)	4,106,239
1,000,000	5.00%, 01/01/2030	1,094,205
1,200,000	5.00%, 01/01/2035	1,399,816
1,440,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	1,703,592
1,000,000	Spring Branch, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/01/2026	1,144,721
	State of Texas, GO
22,175,000	0.06%, 06/01/2043(2)	22,175,000
1,500,000	4.00%, 08/01/2029	1,682,027
1,085,000	4.00%, 08/01/2030	1,214,954
2,575,000	Tarrant County, TX, Cultural Education Facs 5.00%, 10/01/2034	2,820,163
6,900,000	Texas Municipal Gas Acquisition & Supply Corp. III 5.00%, 12/15/2030	8,772,872
1,540,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 6.25%, 12/15/2026	1,781,064
1,755,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	946,340
3,000,000	Waco Educational Finance Corp. 4.00%, 03/01/2051	3,452,682
		132,974,484
	Utah - 0.2%
490,000	Salt Lake County, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	555,125
1,125,000	State of Utah, GO 3.00%, 07/01/2034	1,240,841
1,165,000	Utah Housing Corp. Rev, (FHA Insured) 4.00%, 01/01/2045	1,239,488
		3,035,454
	Vermont - 0.2%
	Vermont Housing Finance Agency
945,000	4.00%, 11/01/2045	980,020
1,050,000	4.00%, 11/01/2046	1,125,936
1,540,000	4.00%, 05/01/2048	1,636,302
		3,742,258
	Virginia - 0.8%
880,000	Arlington County, VA, Industrial Dev Auth Rev 5.00%, 07/01/2030	1,142,129
6,020,000	Hampton Roads Transportation, VA, Accountability Commission 5.00%, 07/01/2026	7,198,957
4,300,000	Virginia State College Building Auth 5.00%, 02/01/2025	4,932,813
1,470,000	Virginia State Small Business Financing Auth Rev 5.00%, 01/01/2027	1,769,012
		15,042,911
	Washington - 1.1%
2,060,000	Chelan County, WA, Public Utility Dist No. 1, (NATL Insured) 0.00%, 06/01/2028(3)	1,886,350
1,400,000	County of King, WA, GO 5.00%, 01/01/2031	1,764,490
3,000,000	Port of Seattle, WA, Rev 5.00%, 05/01/2033	3,545,108

The accompanying notes are an integral part of these financial statements.
105

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Washington - 1.1% - (continued)
	Washington State Health Care Facs Auth Rev
$ 780,000	5.00%, 07/01/2028	$ 888,264
2,000,000	5.00%, 03/01/2029	2,261,064
1,400,000	Washington State Housing Finance Commission 5.00%, 01/01/2049(1)	1,559,476
6,365,000	Washington State Housing Finance Commission Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 12/01/2049	6,861,487
		18,766,239
	West Virginia - 0.1%
1,000,000	West Virginia Housing Dev Fund 2.80%, 11/01/2022	1,020,013
1,555,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(2)	1,620,809
		2,640,822
	Wisconsin - 3.3%
1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	1,954,444
	Public Finance Auth, WI
2,550,000	4.00%, 07/01/2046	2,900,904
1,530,000	4.00%, 07/01/2050	1,696,667
1,305,000	5.00%, 09/01/2025(1)	1,393,847
2,940,000	5.00%, 07/01/2035	3,543,648
1,050,000	5.00%, 07/01/2036	1,262,713
2,875,000	5.00%, 10/01/2043(1)	3,149,022
2,340,000	5.00%, 10/01/2044	2,817,379
2,015,000	5.00%, 10/01/2053(1)	2,196,062
	Univ. of Wisconsin Hospitals & Clinics
1,060,000	4.00%, 04/01/2036(7)	1,253,439
1,595,000	4.00%, 04/01/2039(7)	1,869,426
1,350,000	Wisconsin Center Dist, WI, (AGM Insured) 0.00%, 12/15/2031(3)	1,074,530
	Wisconsin Health & Educational Facs Auth Rev
1,205,000	0.50%, 11/01/2050(2)	1,202,121
9,140,000	3.00%, 03/01/2052	9,859,543
1,200,000	4.00%, 08/15/2051	1,354,254
1,700,000	4.00%, 08/15/2055	1,904,421
3,000,000	5.00%, 11/15/2027	3,405,560
1,700,000	5.00%, 12/01/2028	1,925,634
7,275,000	5.00%, 11/01/2039	8,133,636
1,000,000	5.00%, 11/01/2054	1,100,754
5,670,000	Wisconsin Housing & Economic Dev Auth 0.20%, 11/01/2038(2)	5,670,000
		59,668,004
	Wyoming - 0.1%
850,000	Wyoming Community Dev Auth 4.00%, 12/01/2046	907,356
	Total Municipal Bonds (cost $1,664,288,096)	$ 1,732,549,151
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.7%
$ 48,645,768	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $48,645,809; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $49,618,725		$ 48,645,768
	Total Short-Term Investments (cost $48,645,768)		$ 48,645,768
	Total Investments (cost $1,712,933,864)	99.8%	$ 1,781,194,919
	Other Assets and Liabilities	0.2%	3,235,539
	Total Net Assets	100.0%	$ 1,784,430,458
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $29,531,948, representing 1.7% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Security is a zero-coupon bond.
(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(7)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $18,006,687 at October 31, 2021.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
106

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 1,732,549,151	$ —	$ 1,732,549,151	$ —
Short-Term Investments	48,645,768	—	48,645,768	—
Total	$ 1,781,194,919	$ —	$ 1,781,194,919	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
107

Hartford Municipal Short Duration Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5%
	Alabama - 3.0%
$ 400,000	Black Belt Energy Gas Dist, AL, 4.00%, 12/01/2022	$ 415,521
250,000	State of Alabama, Docks Department, (AGM Insured) 5.00%, 10/01/2024	281,012
350,000	State of Alabama, Troy University, (BAM Insured) 5.00%, 11/01/2024	396,454
		1,092,987
	Alaska - 0.3%
100,000	Northern Tobacco Securitization Corp. 0.50%, 06/01/2031	97,693
	Arizona - 0.9%
100,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2022	103,968
	Tempe, AZ, Industrial Dev Auth Rev
10,000	4.00%, 10/01/2023(1)	10,003
215,000	4.00%, 12/01/2023	226,058
		340,029
	California - 2.8%
100,000	California County, CA, Tobacco Securitization Agency 4.00%, 06/01/2022	101,976
200,000	California Enterprise Dev Auth 5.00%, 08/01/2025	229,348
40,000	California Public Finance Auth 2.38%, 11/15/2028(1)	40,328
	Cathedral City, CA, Redev Agency Successor Agency
55,000	4.00%, 08/01/2022	56,316
10,000	4.00%, 08/01/2023	10,565
	City of Fontana, CA, Special Tax
100,000	3.00%, 09/01/2025	106,194
125,000	4.00%, 09/01/2026	139,171
120,000	4.00%, 09/01/2027	134,903
100,000	Foothill-Eastern Transportation Corridor Agency, CA 5.00%, 01/15/2027	118,057
75,000	Roseville, CA, Natural Gas Financing Auth 5.00%, 02/15/2023	79,418
		1,016,276
	Colorado - 2.5%
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2022	157,001
70,000	E-470 Public Highway, CO, Auth Rev 0.38%, 09/01/2039, 1 mo. USD SOFR + 0.350%(2)	70,150
150,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2021	150,545
	Regional, CO, Transportation Dist
325,000	5.00%, 01/15/2025	367,366
60,000	5.00%, 07/15/2025	68,831
105,000	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured) 5.00%, 12/15/2022	110,186
		924,079
	Florida - 6.7%
250,000	Alachua County, FL, Health Facs Auth 4.00%, 12/01/2023	268,397
175,000	Capital Projects, FL, Finance Auth 5.00%, 10/01/2024	193,295
200,000	City of Atlantic Beach, FL 3.00%, 11/15/2023	200,287
	Florida Dev Finance Corp.
15,000	5.00%, 04/01/2023	15,960
125,000	5.00%, 04/01/2025	142,972
100,000	JEA, FL, Electric System Rev 5.00%, 10/01/2022	104,324
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Florida - 6.7% - (continued)
$ 360,000	Miami-Dade County Expressway Auth, (BAM-TCRS Insured) 5.00%, 07/01/2025	$ 403,647
50,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2024	56,357
145,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2022	151,164
250,000	Orange County, FL, Convention Center/Orlando 5.00%, 10/01/2023	271,659
100,000	Osceola County, FL, Transportation Rev 5.00%, 10/01/2025	115,912
115,000	Palm Beach County, FL, Health Facs Auth 2.63%, 06/01/2025	116,872
135,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	135,562
145,000	St. Johns County, FL, Industrial Dev Auth 4.00%, 12/15/2024	155,409
100,000	Village Community Dev Dist No. 13 1.80%, 05/01/2026	99,871
		2,431,688
	Georgia - 2.1%
	Burke County, GA, Dev Auth Rev
250,000	1.55%, 12/01/2049(3)	252,439
100,000	3.00%, 11/01/2045(3)	103,117
50,000	Main Street Natural Gas, Inc., GA 4.00%, 08/01/2049(3)	54,959
	Municipal Electric Auth, GA
100,000	5.00%, 11/01/2021	100,000
100,000	5.00%, 11/01/2022	104,644
140,000	5.00%, 01/01/2024	153,667
		768,826
	Illinois - 16.8%
40,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 0.00%, 01/01/2025(4)	38,981
	Chicago, IL, Board of Education, GO, (NATL Insured)
45,000	0.00%, 12/01/2021(4)	44,983
55,000	0.00%, 12/01/2022(4)	54,647
150,000	0.00%, 12/01/2024(4)	145,755
200,000	5.00%, 12/01/2021	200,744
200,000	5.00%, 12/01/2022	209,672
225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	237,077
280,000	Chicago, IL, O'Hare International Airport 5.00%, 01/01/2023	295,164
100,000	Chicago, IL, Transit Auth 5.00%, 12/01/2022	100,390
	City of Chicago, IL, GO
135,000	5.00%, 01/01/2022	136,040
50,000	5.00%, 01/01/2023	52,550
	City of Chicago, IL, Wastewater Transmission Rev, (NATL Insured)
160,000	0.00%, 01/01/2022	159,899
210,000	0.00%, 01/01/2024	206,980
	City of Decatur, IL, GO, (AGM Insured)
65,000	3.00%, 03/01/2022	65,488
150,000	5.00%, 03/01/2023	158,390
200,000	Cook County, IL, GO 5.00%, 11/15/2022	209,922
120,000	Illinois Housing Dev Auth 3.05%, 08/01/2022	122,078
	Illinois State Finance Auth Rev
100,000	5.00%, 11/15/2021	100,170
75,000	5.00%, 05/15/2050(3)	83,442

The accompanying notes are an integral part of these financial statements.
108

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Illinois - 16.8% - (continued)
$ 100,000	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured) 5.00%, 12/01/2026	$ 118,890
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
225,000	0.00%, 02/01/2025(4)	219,660
205,000	5.00%, 02/01/2027	244,649
	Metropolitan Pier & Exposition Auth, IL, (NATL Insured)
310,000	5.50%, 12/15/2022	307,617
75,000	5.50%, 12/15/2023	80,413
150,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2022	154,073
200,000	Regional Transportation Auth 6.50%, 07/01/2026	238,365
	Sales Tax Securitization Corp., IL
150,000	5.00%, 01/01/2024	164,199
500,000	5.00%, 01/01/2026	584,150
45,000	5.00%, 01/01/2027	54,003
	State of Illinois, GO
120,000	5.00%, 02/01/2022	121,415
200,000	5.00%, 11/01/2022	209,235
100,000	5.00%, 10/01/2023	108,470
300,000	5.00%, 11/01/2025	346,453
250,000	5.00%, 03/01/2026	290,863
70,000	State of Illinois, Sales Tax Rev 5.00%, 06/15/2026	82,570
150,000	Village of Bolingbrook, IL, GO, (AGM Insured) 5.00%, 01/01/2023	158,087
		6,105,484
	Indiana - 0.9%
250,000	Crown Point Multi School Building Corp. 5.00%, 07/15/2024	279,725
55,000	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2051	59,098
		338,823
	Iowa - 1.2%
225,000	Iowa Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2051	242,573
30,000	Iowa Student Loan Liquidity Corp. 5.00%, 12/01/2022	31,490
145,000	Iowa Tobacco Settlement Auth 0.38%, 06/01/2030	144,887
10,000	State of Iowa, Finance Auth Rev 2.88%, 05/15/2049	10,040
		428,990
	Kentucky - 0.7%
40,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	43,281
200,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(3)	219,476
		262,757
	Louisiana - 1.1%
200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2023	210,808
170,000	Parish of St. John the Baptist, LA 2.13%, 06/01/2037(3)	175,150
		385,958
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Maine - 1.0%
$ 70,000	Finance Auth of Maine Rev, (AGM Insured) 5.00%, 12/01/2021	$ 70,266
250,000	Maine Health & Higher Educational Facs Auth, (AGM Insured) 5.00%, 07/01/2025	290,013
		360,279
	Massachusetts - 4.1%
	Massachusetts Dev Finance Agency, Rev
100,000	3.50%, 10/01/2022(1)	102,713
150,000	5.00%, 07/01/2022	154,674
150,000	5.00%, 07/01/2024	167,931
770,000	5.00%, 07/01/2025	888,733
	Massachusetts Educational Financing Auth
80,000	5.00%, 07/01/2023	85,985
80,000	5.00%, 07/01/2024	89,201
		1,489,237
	Michigan - 1.0%
70,000	City of Detroit, MI, GO, 5.00%, 04/01/2022	71,145
235,000	Delton Kellogg Schools, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2026	279,319
		350,464
	Minnesota - 3.3%
200,000	Duluth, MN, Independent School Dist No. 709, (SCP Insured) 5.00%, 02/01/2022	202,115
	Minnesota Housing Finance Agency
500,000	3.00%, 01/01/2051	536,679
400,000	5.00%, 09/01/2024	452,289
		1,191,083
	Mississippi - 0.6%
20,000	Mississippi Home Corp., (GNMA/FNMA/FHLMC Insured) 3.00%, 12/01/2050	21,499
165,000	Mississippi State Gaming Tax Rev 5.00%, 10/15/2026	191,274
		212,773
	Missouri - 0.9%
50,000	City of St. Louis, MO, Airport Rev, (AGM Insured) 5.00%, 07/01/2023	53,828
100,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.00%, 05/15/2022	101,742
150,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	160,061
		315,631
	Nebraska - 2.0%
120,000	Central Plains, NE, Energy Project 5.25%, 12/01/2021	120,479
	Nebraska Investment Finance Auth Rev
145,000	4.00%, 09/01/2048	157,713
300,000	5.00%, 01/01/2026	353,184
100,000	Washington County, NE, Rev 0.90%, 09/01/2030(3)	100,482
		731,858
	Nevada - 2.0%
95,000	City of North Las Vegas, NV 3.50%, 06/01/2022	96,062
150,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2024	165,002
25,000	City of Sparks, NV 2.50%, 06/15/2024(1)	25,329
	Clark County, NV, School Dist, GO
100,000	5.00%, 06/15/2025	115,489
270,000	5.00%, 06/15/2026	321,103
		722,985

The accompanying notes are an integral part of these financial statements.
109

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	New Hampshire - 0.6%
$ 220,000	New Hampshire Business Finance Auth 4.00%, 01/01/2024	$ 232,631
	New Jersey - 4.5%
200,000	City of Bayonne, NJ, GO, (AGM School Board Reserve Fund Insured) 0.00%, 07/01/2023(4)	198,147
	New Jersey Economic Dev Auth
290,000	5.00%, 06/15/2022	298,404
75,000	5.00%, 06/15/2023	80,516
140,000	New Jersey Educational Facs Auth 5.00%, 07/01/2024	154,884
	New Jersey Transportation Trust Fund Auth
410,000	0.00%, 12/15/2026	381,221
60,000	5.00%, 12/15/2023	65,760
40,000	5.00%, 12/15/2024	45,449
105,000	Newark Board of Education, GO 5.00%, 07/15/2024	117,692
70,000	State of New Jersey, GO 5.00%, 06/01/2026	82,882
	Tobacco Settlement Financing Corp., NJ
125,000	5.00%, 06/01/2023	133,551
70,000	5.00%, 06/01/2025	80,119
		1,638,625
	New Mexico - 1.9%
250,000	City of Santa Fe, NM, Rev 2.63%, 05/15/2025	250,219
	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured)
55,000	3.75%, 03/01/2048	59,389
250,000	3.75%, 01/01/2050	272,388
105,000	4.00%, 01/01/2049	114,198
		696,194
	New York - 5.2%
135,000	Brookhaven, NY, Local Dev Corp. 1.63%, 11/01/2025	138,405
25,000	Huntington, NY, Local Dev Corp. 3.00%, 07/01/2025	25,629
	Metropolitan Transportation Auth, NY, Rev
340,000	5.00%, 03/01/2022	345,285
265,000	5.00%, 11/15/2024	301,593
500,000	5.00%, 11/15/2034(3)	554,548
180,000	New York Liberty Dev Corp. 0.95%, 11/15/2027	175,861
310,000	New York Transportation Dev Corp. 5.00%, 12/01/2025	355,938
		1,897,259
	North Carolina - 1.1%
400,000	University of North Carolina at Chapel Hill 0.18%, 12/01/2041, 1 mo. USD LIBOR + 0.125%(2)	400,025
	North Dakota - 0.2%
60,000	North Dakota Housing Finance Agency 3.50%, 07/01/2046	63,613
	Ohio - 1.5%
	Cleveland, OH, Airport System Rev, (AGM Insured)
60,000	5.00%, 01/01/2022	60,472
60,000	5.00%, 01/01/2023	63,315
150,000	5.00%, 01/01/2024	164,438
90,000	County of Lucas, OH 5.00%, 11/15/2021	90,144
150,000	Southern Ohio Port Auth Rev 6.25%, 12/01/2025(1)	163,023
		541,392
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Oklahoma - 0.6%
$ 225,000	Oklahoma Dev Finance Auth 1.63%, 07/06/2023	$ 226,532
	Oregon - 1.0%
60,000	Salem Hospital Facs Auth, OR, Rev 5.00%, 05/15/2025	67,692
	State of Oregon Housing & Community Services Department
190,000	3.00%, 01/01/2052	203,895
85,000	3.50%, 07/01/2048	89,977
		361,564
	Pennsylvania - 2.6%
100,000	City of Philadelphia, PA, Redev Auth 5.00%, 04/15/2025	114,257
	Lehigh County, PA, Industrial Dev Auth
65,000	1.80%, 02/15/2027(3)	65,707
55,000	1.80%, 09/01/2029(3)	55,631
300,000	Pennsylvania Housing Finance Agency 3.00%, 10/01/2051	320,279
150,000	Reading, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 03/01/2023	159,031
210,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2023	223,588
		938,493
	Puerto Rico - 1.0%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
158,000	0.00%, 07/01/2024(4)	151,027
244,000	0.00%, 07/01/2029(4)	208,817
		359,844
	Rhode Island - 2.1%
40,000	City of Cranston RI 1.00%, 08/23/2022	40,253
150,000	Rhode Island Health & Educational Building Corp., (Municipal Government Guaranteed Insured) 5.00%, 05/15/2022	153,854
5,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	5,070
	Rhode Island Student Loan Auth
25,000	3.00%, 12/01/2024	25,608
100,000	5.00%, 12/01/2023	109,056
350,000	5.00%, 12/01/2027	423,294
		757,135
	South Carolina - 0.9%
	Piedmont Municipal Power Agency
15,000	5.00%, 01/01/2023	15,820
70,000	5.00%, 01/01/2024	76,913
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2024	166,642
65,000	South Carolina Public Service Auth 5.00%, 12/01/2025	76,385
		335,760
	South Dakota - 1.1%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
25,000	3.00%, 11/01/2051	26,842
340,000	4.00%, 05/01/2039	362,377
		389,219

The accompanying notes are an integral part of these financial statements.
110

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Tennessee - 3.3%
$ 250,000	Chattanooga, TN, Health Educational & Housing Facs Board 5.00%, 08/01/2025	$ 289,868
150,000	Shelby County, TN, Health Educational & Housing Facs Board 4.00%, 09/01/2022(1)	149,360
	Tennessee Housing Dev Agency
465,000	1.25%, 01/01/2026	469,064
70,000	3.50%, 07/01/2045	74,048
110,000	3.50%, 01/01/2047	116,155
110,000	3.50%, 01/01/2048	116,485
		1,214,980
	Texas - 6.2%
100,000	Arlington, TX, Higher Education Finance Corp., (PSF-GTD Insured) 4.00%, 12/01/2022	104,036
70,000	Big Sandy, TX, Independent School Dist Upshur County, GO, (PSF-GTD Insured) 5.00%, 02/15/2024	77,349
100,000	Central Texas Turnpike System Rev 5.00%, 08/15/2024	112,374
350,000	City of Dallas TX Hotel Occupancy Tax Rev 4.00%, 08/15/2027	399,380
180,000	City of Houston, TX, Airport System Rev 5.00%, 07/01/2027	185,756
	City of Houston, TX, Hotel Occupancy Tax & Special Rev
40,000	4.00%, 09/01/2024	43,889
30,000	4.00%, 09/01/2026	34,395
105,000	City of San Antonio, TX, Airport System Rev 5.00%, 07/01/2022	108,300
95,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(3)	99,265
290,000	City of San Antonio, TX, GO 5.00%, 08/01/2024	326,867
50,000	Harris County, TX, Metropolitan Transportation Auth 5.00%, 11/01/2022	52,394
300,000	San Antonio Water System 1.00%, 05/01/2043(3)	301,801
350,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.00%, 12/15/2027	425,469
		2,271,275
	Utah - 0.4%
130,000	Salt Lake County, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	147,278
	Virginia - 0.4%
120,000	Hampton Roads Transportation, VA, Accountability Commission 5.00%, 07/01/2026	143,501
	Washington - 1.3%
195,000	Tobacco Settlement Auth, WA 5.00%, 06/01/2024	208,473
250,000	Washington State Housing Finance Commission 2.38%, 01/01/2026(1)	250,166
		458,639
	West Virginia - 1.8%
500,000	West Virginia Parkways Auth 5.00%, 06/01/2026	596,230
55,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(3)	57,328
		653,558
	Wisconsin - 1.9%
	Public Finance Auth, WI, (AGM Insured)
150,000	4.00%, 07/01/2025	167,246
Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Wisconsin - 1.9% - (continued)
$ 225,000	4.00%, 07/01/2026		$ 256,100
	Wisconsin Health & Educational Facs Auth Rev
40,000	0.50%, 11/01/2050(3)		39,904
200,000	5.00%, 11/01/2025		221,155
			684,405
	Total Municipal Bonds (cost $33,587,275)		$ 33,979,822
SHORT-TERM INVESTMENTS - 6.5%
	Repurchase Agreements - 6.5%
2,382,463	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $2,382,465; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $2,430,187		$ 2,382,463
	Total Short-Term Investments (cost $2,382,463)		$ 2,382,463
	Total Investments (cost $35,969,738)	100.0%	$ 36,362,285
	Other Assets and Liabilities	(0.0)%	(17,848)
	Total Net Assets	100.0%	$ 36,344,437
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $740,922, representing 2.0% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a zero-coupon bond.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
111

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 33,979,822	$ —	$ 33,979,822	$ —
Short-Term Investments	2,382,463	—	2,382,463	—
Total	$ 36,362,285	$ —	$ 36,362,285	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
112

The Hartford Short Duration Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 24.1%
	Asset-Backed - Automobile - 1.1%
$ 1,700,000	Avid Automobile Receivables Trust 1.18%, 08/15/2025(1)	$ 1,694,455
	Credit Acceptance Auto Loan Trust
1,790,000	1.00%, 05/15/2030(1)	1,782,690
1,565,000	1.26%, 10/15/2030(1)	1,561,233
3,600,000	Hertz Vehicle Financing LLC 1.21%, 12/26/2025(1)	3,580,656
	JP Morgan Chase Bank NA
3,466,731	0.89%, 12/26/2028(1)	3,456,981
3,710,026	0.99%, 01/25/2028(1)	3,716,812
8,000,000	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	7,996,552
		23,789,379
	Asset-Backed - Credit Card - 0.3%
5,575,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	5,584,693
	Asset-Backed - Finance & Insurance - 2.0%
2,250,000	Apidos CLO 1.20%, 04/15/2031, 3 mo. USD LIBOR + 1.080%(1)(2)	2,252,043
4,935,000	Aqua Finance Trust 1.54%, 07/17/2046(1)	4,897,829
163,090	Bayview Koitere Fund Trust 4.00%, 11/28/2053(1)(3)	165,945
	CIFC Funding Ltd.
3,550,000	1.17%, 04/20/2031, 3 mo. USD LIBOR + 1.040%(1)(2)	3,550,160
3,425,000	1.24%, 01/22/2031, 3 mo. USD LIBOR + 1.110%(1)(2)	3,430,610
697,209	Conn's Receivables Funding LLC 1.71%, 06/16/2025(1)	698,471
	DB Master Finance LLC
7,250,000	2.05%, 11/20/2051(1)	7,244,619
996,660	4.02%, 05/20/2049(1)	1,037,618
380,363	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(3)	384,538
1,807,781	FCI Funding LLC 1.13%, 04/15/2033(1)	1,807,239
1,250,000	Octagon Investment Partners Ltd. 1.14%, 07/17/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	1,250,886
1,353,231	OneMain Financial Issuance Trust 3.48%, 02/14/2031(1)	1,354,614
2,813,000	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	2,812,460
1,450,000	Regional Management Issuance Trust 3.05%, 11/15/2028(1)	1,462,700
930,741	Residential Mortgage Loan Trust 2.38%, 02/25/2024(1)(3)	938,053
	Towd Point Mortgage Trust
435,951	2.25%, 07/25/2056(1)(3)	438,196
42,212	2.75%, 04/25/2055(1)(3)	42,268
722,706	2.75%, 10/25/2057(1)(3)	735,229
1,356,458	3.25%, 03/25/2058(1)(3)	1,390,905
4,054,507	Tryon Park CLO Ltd. 1.01%, 04/15/2029, 3 mo. USD LIBOR + 0.890%(1)(2)	4,059,142
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 24.1% - (continued)
	Asset-Backed - Finance & Insurance - 2.0% - (continued)
$ 1,266,938	Vantage Data Centers Issuer LLC 4.20%, 11/16/2043(1)	$ 1,305,938
2,755,000	Z Capital Credit Partners CLO Ltd. 1.57%, 07/16/2027, 3 mo. USD LIBOR + 1.450%(1)(2)	2,751,655
		44,011,118
	Asset-Backed - Home Equity - 0.0%
185,375	Accredited Mortgage Loan Trust 0.77%, 01/25/2035, 1 mo. USD LIBOR + 0.680%(2)	185,331
471,782	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 0.85%, 01/25/2035, 1 mo. USD LIBOR + 0.760%(2)	471,640
		656,971
	Commercial Mortgage-Backed Securities - 2.3%
1,390,000	BBCMS Mortgage Trust 2.02%, 04/15/2053	1,408,345
2,535,000	BX Commercial Mortgage Trust 0.74%, 05/15/2038, 1 mo. USD LIBOR + 0.652%(1)(2)	2,526,340
1,185,394	CF Hippolyta LLC 2.28%, 07/15/2060(1)	1,192,449
	Citigroup Mortgage Loan Trust
946,358	2.71%, 02/25/2058(1)(3)	968,401
1,224,104	3.25%, 03/25/2061(1)(3)	1,258,422
2,360,000	CityLine Commercial Mortgage Trust 2.78%, 11/10/2031(1)(3)	2,418,390
4,490,000	CSMC Trust 2.26%, 08/15/2037(1)	4,555,682
	FREMF Mortgage Trust
2,900,000	3.85%, 01/25/2048(1)(3)	3,091,186
900,000	4.01%, 05/25/2045(1)(3)	909,054
	GS Mortgage Securities Trust
4,235,000	2.75%, 02/10/2037(1)	4,346,392
6,830,000	3.12%, 11/10/2045	6,961,275
1,504,774	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 05/05/2030(1)	1,251,285
5,500,000	Morgan Stanley Capital Trust 3.91%, 09/09/2032(1)	5,801,725
2,235,000	Natixis Commercial Mortgage Securities Trust 2.51%, 10/15/2036(1)	2,233,219
9,500,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	9,749,786
		48,671,951
	Other Asset-Backed Securities - 6.2%
	Affirm Asset Securitization Trust
2,536,636	1.07%, 08/15/2025(1)	2,537,245
2,405,769	1.90%, 01/15/2025(1)	2,421,757
825,447	3.46%, 10/15/2024(1)	834,288
1,387,040	Amur Equipment Finance Receivables LLC 0.75%, 11/20/2026(1)	1,384,128
2,235,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	2,224,124
502,795	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(3)	506,300
	Bayview Opportunity Master Fund Trust
230,779	3.50%, 01/28/2055(1)(3)	234,365
408,181	3.50%, 06/28/2057(1)(3)	415,683
561,404	4.00%, 10/28/2064(1)(3)	570,625

The accompanying notes are an integral part of these financial statements.
113

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 24.1% - (continued)
	Other Asset-Backed Securities - 6.2% - (continued)
$ 3,000,000	Benefit Street Partners CLO Ltd. 1.07%, 10/15/2030, 3 mo. USD LIBOR + 0.950%(1)(2)	$ 3,000,579
	Carlyle Global Market Strategies CLO Ltd.
157,372	1.01%, 01/18/2029, 3 mo. USD LIBOR + 0.890%(1)(2)	157,386
1,495,453	1.09%, 04/17/2031, 3 mo. USD LIBOR + 0.970%(1)(2)	1,497,335
4,115,000	1.12%, 07/20/2031, 3 mo. USD LIBOR + 0.980%(1)(2)	4,115,658
1,000,000	1.52%, 04/17/2031, 3 mo. USD LIBOR + 1.400%(1)(2)	996,946
4,745,000	CIFC Funding Ltd. 1.27%, 07/15/2036, 3 mo. USD LIBOR + 1.150%(1)(2)	4,746,618
1,080,000	Dryden Senior Loan Fund 1.09%, 04/15/2031, 3 mo. USD LIBOR + 0.970%(1)(2)	1,081,337
2,271,971	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	2,238,098
1,650,000	Goldentree Loan Management U.S. CLO Ltd. 1.03%, 11/20/2030, 3 mo. USD LIBOR + 0.910%(1)(2)	1,649,998
	KKR CLO Ltd.
1,190,000	1.12%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	1,190,048
1,450,000	1.30%, 01/15/2031, 3 mo. USD LIBOR + 1.180%(1)(2)	1,450,551
3,270,000	LCM XXIV Ltd. 1.11%, 03/20/2030, 3 mo. USD LIBOR + 0.980%(1)(2)	3,272,263
	Marlette Funding Trust
1,465,000	1.06%, 09/15/2031(1)	1,458,777
7,449,000	1.30%, 12/15/2031(1)	7,380,725
317,233	2.39%, 12/17/2029(1)	317,961
	Mill City Mortgage Loan Trust
72,466	2.50%, 04/25/2057(1)(3)	72,622
895,536	2.75%, 01/25/2061(1)(3)	908,960
1,160,322	3.45%, 08/25/2058(1)(3)	1,190,604
	Neuberger Berman Loan Advisers CLO Ltd.
5,415,000	1.05%, 10/18/2029, 3 mo. USD LIBOR + 0.930%(1)(2)	5,425,944
3,825,000	1.14%, 04/19/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	3,825,692
	Palmer Square Loan Funding Ltd.
3,525,000	0.93%, 10/15/2029, 3 mo. USD LIBOR + 0.080%(1)(2)	3,525,536
7,260,000	0.97%, 07/20/2029, 3 mo. USD LIBOR + 0.800%(1)(2)	7,262,381
780,000	Progress Residential Trust 1.05%, 04/17/2038(1)	759,956
1,700,932	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	1,673,455
2,940,000	SCF Equipment Leasing 0.83%, 08/21/2028(1)	2,926,621
	SoFi Consumer Loan Program Trust
1,010,000	1.30%, 09/25/2030(1)	1,003,476
252,542	2.02%, 01/25/2029(1)	253,961
	Stack Infrastructure Issuer LLC
935,000	1.88%, 03/26/2046(1)	930,294
3,285,000	1.89%, 08/25/2045(1)	3,275,121
3,560,000	3.08%, 10/25/2044(1)	3,625,797
2,770,000	Symphony Static CLO Ltd. 0.94%, 10/25/2029, 3 mo. USD LIBOR + 0.830%(1)(2)	2,770,573
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 24.1% - (continued)
	Other Asset-Backed Securities - 6.2% - (continued)
$ 6,450,000	TCI Symphony CLO 1.14%, 10/13/2032	$ 6,450,000
	Towd Point Mortgage Trust
3,318,719	1.75%, 10/25/2060(1)	3,337,752
105,108	2.25%, 04/25/2056(1)(3)	105,282
859,723	2.75%, 10/25/2056(1)(3)	870,525
544,017	2.75%, 04/25/2057(1)(3)	550,112
406,399	2.75%, 07/25/2057(1)(3)	411,649
5,964,184	2.90%, 10/25/2059(1)(3)	6,133,462
4,875,000	Vantage Data Centers Issue LLC 2.17%, 10/15/2046(1)	4,875,000
	Vantage Data Centers Issuer LLC
7,080,000	1.65%, 09/15/2045(1)	7,000,503
2,519,208	3.19%, 07/15/2044(1)	2,577,542
5,450,000	Venture CLO Ltd. 1.30%, 07/15/2032, 3 mo. USD LIBOR + 1.180%(1)(2)	5,448,627
700,969	Verus Securitization Trust 2.64%, 11/25/2059(1)(4)	710,577
	Voya CLO Ltd.
4,000,000	1.09%, 04/25/2031, 3 mo. USD LIBOR + 0.970%(1)(2)	4,004,956
4,968,686	1.14%, 04/17/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	4,972,030
1,650,000	1.18%, 04/15/2031, 3 mo. USD LIBOR + 1.060%(1)(2)	1,651,841
		134,213,646
	Whole Loan Collateral CMO - 12.2%
	Angel Oak Mortgage Trust
2,187,097	0.91%, 01/25/2066(1)(3)	2,204,020
7,041,118	0.95%, 07/25/2066(1)(3)	7,010,982
2,193,434	0.99%, 04/25/2053(1)(3)	2,188,285
2,766,139	1.04%, 01/20/2065(1)(3)	2,746,004
3,270,968	1.07%, 05/25/2066(1)(3)	3,258,454
4,965,442	1.46%, 09/25/2066(1)(3)	4,969,938
2,266,572	1.47%, 06/25/2065(1)(3)	2,279,965
3,393,351	1.69%, 04/25/2065(1)(3)	3,412,870
586,286	2.47%, 12/25/2059(1)(3)	588,401
	Angel Oak Mortgage Trust LLC
1,017,340	2.99%, 07/26/2049(1)(3)	1,023,155
391,601	3.92%, 11/25/2048(1)(3)	395,165
	Arroyo Mortgage Trust
3,138,279	1.18%, 10/25/2048(1)(3)	3,135,261
2,162,455	2.96%, 10/25/2048(1)(3)	2,173,753
586,058	3.81%, 01/25/2049(1)(3)	591,645
	BRAVO Residential Funding Trust
1,216,000	0.94%, 02/25/2049(1)(3)	1,212,220
2,077,995	1.45%, 05/25/2060(1)(3)	2,082,309
	Bunker Hill Loan Depositary Trust
1,426,617	1.72%, 02/25/2055(1)(3)	1,439,152
1,546,161	2.72%, 11/25/2059(1)(4)	1,561,195
889,681	CIM Trust 3.00%, 04/25/2057(1)(3)	900,523
1,230,053	Colombia Cent CLO Ltd. 1.27%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(2)	1,230,652
	COLT Mortgage Loan Trust
1,159,313	0.80%, 07/27/2054(1)	1,156,179
3,724,769	0.86%, 05/25/2065(1)(3)	3,712,195
3,324,156	0.91%, 06/25/2066(1)(3)	3,293,039
2,059,951	0.92%, 08/25/2066(1)(3)	2,047,608
5,563,297	0.96%, 09/27/2066(1)(3)	5,511,112
7,435,981	1.11%, 10/25/2066(1)(3)	7,398,551
2,305,595	1.26%, 09/25/2065(1)(3)	2,310,798
2,078,510	1.33%, 10/26/2065(1)(3)	2,082,179

The accompanying notes are an integral part of these financial statements.
114

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 24.1% - (continued)
	Whole Loan Collateral CMO - 12.2% - (continued)
$ 6,613,728	1.39%, 01/25/2065(1)(3)	$ 6,557,569
5,000,000	1.40%, 10/25/2066(1)(3)	4,992,640
92,633	1.85%, 03/25/2065(1)(3)	92,986
1,141,159	2.49%, 02/25/2050(1)(3)	1,140,709
	CSMC Trust
4,128,360	0.81%, 05/25/2065(1)(3)	4,110,444
3,193,114	0.83%, 03/25/2056(1)(3)	3,213,550
5,452,634	1.02%, 04/25/2066(1)(3)	5,426,276
6,034,020	1.10%, 05/25/2066(1)(3)	5,999,660
4,330,318	1.17%, 07/25/2066(1)(3)	4,317,505
3,493,003	1.21%, 05/25/2065(1)(4)	3,498,559
5,633,252	2.00%, 01/25/2060(1)(3)	5,699,930
1,310,177	2.24%, 02/25/2050(1)(3)	1,317,903
	Deephaven Residential Mortgage Trust
1,335,106	0.72%, 05/25/2065(1)(3)	1,329,696
1,596,884	0.90%, 04/25/2066(1)(3)	1,589,849
897,038	1.69%, 05/25/2065(1)	898,103
2,003,474	2.34%, 01/25/2060(1)(3)	2,006,606
1,148,811	2.79%, 10/25/2059(1)(3)	1,150,073
	Ellington Financial Mortgage Trust
819,161	0.80%, 02/25/2066(1)(3)	814,884
1,186,689	0.93%, 06/25/2066(1)(3)	1,178,705
1,330,867	1.18%, 10/25/2065(1)(3)	1,332,590
4,571,957	FirstKey Homes Trust 1.27%, 10/19/2037(1)	4,510,744
273,454	Galton Funding Mortgage Trust 2.66%, 10/25/2059(1)(3)	276,985
	GCAT Trust
3,709,265	0.87%, 01/25/2066(1)(3)	3,736,488
3,043,223	1.04%, 05/25/2066(1)(3)	3,043,223
4,208,880	1.09%, 05/25/2066(1)(3)	4,190,431
5,293,121	1.09%, 08/25/2066(1)(3)	5,254,777
7,447,818	1.26%, 07/25/2066(1)(3)	7,425,467
3,753,574	1.47%, 04/25/2065(1)(3)	3,745,673
1,284,966	1.56%, 04/25/2065(1)(4)	1,289,732
1,175,727	2.25%, 01/25/2060(1)(4)	1,181,824
1,397,888	2.65%, 10/25/2068(1)(3)	1,425,588
298,894	Home Re Ltd. 1.69%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	299,315
	Imperial Fund Mortgage Trust
4,585,219	1.07%, 06/25/2056(1)(3)	4,539,317
3,036,877	1.07%, 09/25/2056(1)(3)	3,019,749
3,285,000	1.60%, 11/25/2056(1)(3)	3,284,462
2,575,000	IMS Ecuadorian Mortgage Trust 3.40%, 08/18/2043(1)	2,694,718
505,707	MetLife Securitization Trust 3.00%, 04/25/2055(1)(3)	517,365
	MFA Trust
1,629,717	1.01%, 01/26/2065(1)(3)	1,625,721
1,985,704	1.03%, 11/25/2064(1)(3)	1,978,017
2,058,052	1.15%, 04/25/2065(1)(3)	2,070,833
	MFRA Trust
2,850,603	0.85%, 01/25/2056(1)(3)	2,832,976
1,084,882	1.48%, 03/25/2065(1)(3)	1,088,288
	Mill City Mortgage Loan Trust
5,949,710	1.13%, 11/25/2060(1)(3)	5,936,776
2,824,803	2.75%, 07/25/2059(1)(3)	2,885,863
546,214	3.25%, 05/25/2062(1)(3)	555,431
930,612	3.50%, 05/25/2058(1)(3)	945,970
1,245,386	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	1,248,143
	New Residential Mortgage Loan Trust
1,729,162	0.84%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	1,729,162
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 24.1% - (continued)
	Whole Loan Collateral CMO - 12.2% - (continued)
$ 858,751	0.94%, 10/25/2058(1)(3)	$ 857,165
1,354,750	1.65%, 05/24/2060(1)(3)	1,360,458
1,616,913	2.46%, 01/26/2060(1)(3)	1,626,087
343,001	3.25%, 09/25/2056(1)(3)	358,074
541,159	3.50%, 12/25/2057(1)(3)	554,609
336,555	3.75%, 11/26/2035(1)(3)	357,158
237,302	3.75%, 03/25/2056(1)(3)	251,777
405,678	3.75%, 11/25/2056(1)(3)	431,333
701,616	4.00%, 02/25/2057(1)(3)	745,025
703,830	4.00%, 03/25/2057(1)(3)	750,790
493,953	4.00%, 04/25/2057(1)(3)	525,703
622,554	4.00%, 05/25/2057(1)(3)	657,923
1,185,538	4.00%, 09/25/2057(1)(3)	1,240,387
570,203	4.00%, 12/25/2057(1)(3)	604,539
984,613	NRZ Excess Spread-Collateralized Notes 3.61%, 05/25/2023(1)	985,061
1,442,455	OBX Trust 1.05%, 07/25/2061(1)(3)	1,432,582
	Onslow Bay Mortgage Loan Trust
5,151,943	1.10%, 05/25/2061(1)(3)	5,141,528
1,258,926	3.50%, 12/25/2049(1)(3)	1,278,393
286,265	Radnor RE Ltd. 1.29%, 06/25/2029, 1 mo. USD LIBOR + 1.200%(1)(2)	286,267
298,343	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(3)	302,423
7,361,083	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	7,319,986
	Starwood Mortgage Residential Trust
3,725,386	1.13%, 06/25/2056(1)(3)	3,700,107
819,255	1.49%, 04/25/2065(1)(3)	820,891
1,340,801	2.28%, 02/25/2050(1)(3)	1,349,305
2,899,244	Starwood Residential Mortgage Trust 1.22%, 05/25/2065(1)(3)	2,897,044
2,519,787	Toorak Mortgage Corp. Ltd. 1.15%, 07/25/2056(1)(3)	2,507,209
	Verus Securitization Trust
4,066,394	0.82%, 10/25/2063(1)(3)	4,060,040
2,286,846	0.82%, 01/25/2066(1)(3)	2,277,824
2,795,628	0.92%, 02/25/2064(1)(3)	2,787,704
4,660,388	1.01%, 09/25/2066(1)(3)	4,640,558
3,016,923	1.02%, 04/25/2064(1)(3)	3,003,733
1,636,977	1.03%, 02/25/2066(1)(3)	1,628,562
1,664,608	1.50%, 05/25/2065(1)(4)	1,667,454
725,947	2.42%, 01/25/2060(1)(4)	733,178
1,586,732	Visio Trust 1.28%, 05/25/2056(1)	1,584,730
		262,642,492
	Total Asset & Commercial Mortgage-Backed Securities (cost $520,805,010)	$ 519,570,250
CORPORATE BONDS - 50.0%
	Aerospace/Defense - 0.3%
3,600,000	Boeing Co. 2.20%, 02/04/2026	$ 3,609,140
	L3Harris Technologies, Inc.
1,475,000	3.83%, 04/27/2025	1,592,437
2,275,000	3.85%, 06/15/2023	2,385,174
		7,586,751
	Agriculture - 0.2%
5,000,000	BAT Capital Corp. 2.79%, 09/06/2024	5,199,514

The accompanying notes are an integral part of these financial statements.
115

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Apparel - 0.3%
$ 2,520,000	PVH Corp. 4.63%, 07/10/2025	$ 2,760,468
4,000,000	VF Corp. 2.40%, 04/23/2025	4,140,282
		6,900,750
	Auto Manufacturers - 3.3%
3,575,000	Daimler Finance NA LLC 1.45%, 03/02/2026(1)	3,558,862
5,250,000	Ford Motor Co. 8.50%, 04/21/2023	5,756,625
	Ford Motor Credit Co. LLC
4,275,000	2.70%, 08/10/2026	4,270,041
3,125,000	3.35%, 11/01/2022	3,171,875
3,185,000	3.37%, 11/17/2023	3,268,606
2,800,000	4.06%, 11/01/2024	2,936,360
	General Motors Financial Co., Inc.
3,650,000	1.20%, 10/15/2024	3,634,587
2,500,000	1.25%, 01/08/2026	2,451,380
4,000,000	1.50%, 06/10/2026	3,941,102
1,500,000	1.70%, 08/18/2023	1,520,534
2,850,000	2.90%, 02/26/2025	2,965,940
	Hyundai Capital America
4,250,000	1.00%, 09/17/2024(1)	4,207,964
2,500,000	2.38%, 02/10/2023(1)	2,547,912
1,825,000	4.13%, 06/08/2023(1)	1,911,906
2,500,000	Nissan Motor Co., Ltd. 3.04%, 09/15/2023(1)	2,585,541
12,150,000	Stellantis Finance U.S., Inc. 1.71%, 01/29/2027(1)	11,960,697
	Volkswagen Group of America Finance LLC
3,500,000	0.88%, 11/22/2023(1)	3,497,525
1,800,000	2.85%, 09/26/2024(1)	1,884,448
2,000,000	3.13%, 05/12/2023(1)	2,068,703
3,025,000	4.25%, 11/13/2023(1)	3,226,380
		71,366,988
	Beverages - 1.0%
3,000,000	Bacardi Ltd. 4.45%, 05/15/2025(1)	3,277,595
7,095,000	Coca-Cola Europacific Partners plc 1.50%, 01/15/2027(1)	7,010,864
	JDE Peet's N.V.
5,325,000	0.80%, 09/24/2024(1)	5,264,478
5,375,000	1.38%, 01/15/2027(1)	5,249,157
		20,802,094
	Biotechnology - 0.5%
	Royalty Pharma plc
3,800,000	0.75%, 09/02/2023	3,792,290
6,200,000	1.20%, 09/02/2025	6,109,656
		9,901,946
	Chemicals - 0.4%
915,000	Celanese U.S. Holdings LLC 3.50%, 05/08/2024	966,087
3,600,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	3,837,956
2,350,000	International Flavors & Fragrances, Inc. 1.23%, 10/01/2025(1)	2,321,067
1,825,000	LYB International Finance LLC 1.25%, 10/01/2025	1,806,886
		8,931,996
	Commercial Banks - 13.2%
	Banco Santander S.A.
3,000,000	0.70%, 06/30/2024, (0.70% fixed rate until 06/30/2023; 12 mo. USD CMT + 0.450% thereafter)(5)	2,991,032
1,600,000	3.13%, 02/23/2023	1,649,084
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Commercial Banks - 13.2% - (continued)
$ 600,000	3.85%, 04/12/2023	$ 626,787
	Bank of America Corp.
4,700,000	0.98%, 09/25/2025, (0.98% fixed rate until 09/25/2024; 3 mo. USD SOFR + 0.910% thereafter)(5)	4,670,944
6,000,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 3 mo. USD SOFR + 1.010% thereafter)(5)	5,900,842
2,500,000	1.32%, 06/19/2026, (1.32% fixed rate until 06/19/2025; 1 mo. USD SOFR + 1.150% thereafter)(5)	2,480,958
2,000,000	1.49%, 05/19/2024, (1.49% fixed rate until 05/19/2023; 1 mo. USD SOFR + 1.460% thereafter)(5)	2,022,118
4,000,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 3 mo. USD SOFR + 0.960% thereafter)(5)	3,974,844
5,125,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD LIBOR + 0.640% thereafter)(5)	5,218,926
3,750,000	3.88%, 08/01/2025	4,090,707
4,225,000	Banque Federative du Credit Mutuel S.A. 0.65%, 02/27/2024(1)(6)	4,191,309
4,425,000	Barclays plc 1.01%, 12/10/2024, (1.01% fixed rate until 12/10/2023; 12 mo. USD CMT + 0.800% thereafter)(5)	4,425,271
	BNP Paribas S.A.
2,915,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(5)	2,849,650
2,025,000	1.68%, 06/30/2027, (1.68% fixed rate until 06/30/2026; 1 mo. USD SOFR + 0.912% thereafter)(1)(5)	1,997,040
	BPCE S.A.
2,000,000	1.00%, 01/20/2026(1)	1,948,137
4,860,000	1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 3 mo. USD SOFR + 1.520% thereafter)(1)(5)	4,822,741
840,000	2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 3 mo. USD SOFR + 1.087% thereafter)(1)(5)	836,809
3,000,000	2.38%, 01/14/2025(1)	3,075,824
1,500,000	4.00%, 09/12/2023(1)	1,583,167
4,500,000	Canadian Imperial Bank of Commerce 3.10%, 04/02/2024	4,734,124
	CIT Group, Inc.
1,620,000	5.00%, 08/15/2022	1,670,625
3,980,000	5.00%, 08/01/2023	4,223,775
	Citigroup, Inc.
1,695,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 3 mo. USD SOFR + 0.669% thereafter)(5)	1,687,425
3,550,000	1.12%, 01/28/2027, (1.12% fixed rate until 01/28/2026; 3 mo. USD SOFR + 0.765% thereafter)(5)	3,466,393
1,740,000	1.28%, 11/03/2025, (1.52% fixed rate until 11/03/2024; 3 mo. USD SOFR + 0.528% thereafter)(5)	1,741,773
4,860,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 3 mo. USD SOFR + 0.770% thereafter)(5)	4,788,446

The accompanying notes are an integral part of these financial statements.
116

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Commercial Banks - 13.2% - (continued)
$ 3,000,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 1 mo. USD SOFR + 0.867% thereafter)(5)	$ 3,000,270
3,550,000	Comerica, Inc. 3.70%, 07/31/2023	3,722,815
4,000,000	Cooperatieve Rabobank UA 1.00%, 09/24/2026, (1.00% fixed rate until 09/24/2025; 12 mo. USD CMT + 0.730% thereafter)(1)(5)	3,917,703
	Credit Agricole S.A.
3,525,000	1.25%, 01/26/2027, (1.25% fixed rate until 01/26/2026; 3 mo. USD SOFR + 0.892% thereafter)(1)(5)	3,441,590
2,794,000	1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(1)(5)	2,821,750
735,000	3.75%, 04/24/2023(1)	768,317
5,000,000	Credit Suisse AG 1.25%, 08/07/2026	4,894,925
	Credit Suisse Group AG
2,280,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 3 mo. USD SOFR + 0.980% thereafter)(1)(5)	2,203,840
3,420,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. USD SOFR + 1.560% thereafter)(1)(5)	3,516,546
2,001,000	3.57%, 01/09/2023(1)	2,011,985
	Danske Bank A/S
3,000,000	1.17%, 12/08/2023, (1.17% fixed rate until 12/08/2022; 12 mo. USD CMT + 1.030% thereafter)(1)(5)	3,008,514
7,340,000	1.55%, 09/10/2027, (1.55% fixed rate until 09/10/2026; 12 mo. USD CMT + 0.730% thereafter)(1)(5)	7,184,713
5,510,000	5.00%, 01/12/2022(1)	5,556,531
	Deutsche Bank AG
1,055,000	0.90%, 05/28/2024	1,046,737
2,000,000	1.45%, 04/01/2025, (1.45% fixed rate until 04/01/2024; 3 mo. USD SOFR + 1.131% thereafter)(5)	2,000,375
3,000,000	2.22%, 09/18/2024, (2.22% fixed rate until 09/18/2023; 1 mo. USD SOFR + 2.159% thereafter)(5)	3,057,447
2,425,000	Discover Bank 2.45%, 09/12/2024	2,508,200
3,000,000	DNB Bank ASA 1.54%, 05/25/2027, (1.54% fixed rate until 05/25/2026; 12 mo. USD CMT + 0.720% thereafter)(1)(5)	2,964,983
	Fifth Third Bancorp
2,430,000	2.38%, 01/28/2025	2,508,134
2,000,000	3.65%, 01/25/2024	2,115,557
	Goldman Sachs Group, Inc.
2,000,000	0.66%, 09/10/2024, (0.66% fixed rate until 09/10/2023; 3 mo. USD SOFR + 0.505% thereafter)(5)	1,989,686
1,250,000	0.86%, 02/12/2026, (0.86% fixed rate until 02/12/2025; 3 mo. USD SOFR + 0.609% thereafter)(5)	1,227,215
2,360,000	1.09%, 12/09/2026, (1.09% fixed rate until 12/09/2025; 3 mo. USD SOFR + 0.789% thereafter)(5)	2,301,991
2,000,000	1.54%, 09/10/2027, (1.54% fixed rate until 09/10/2026; 3 mo. USD SOFR + 0.818% thereafter)(5)	1,966,830
2,500,000	3.63%, 02/20/2024	2,643,796
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Commercial Banks - 13.2% - (continued)
	HSBC Holdings plc
$ 7,455,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(5)	$ 7,327,449
3,500,000	2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD SOFR + 1.402% thereafter)(5)	3,618,747
2,470,000	ING Groep N.V. 1.73%, 04/01/2027, (1.73% fixed rate until 04/01/2026; 3 mo. USD SOFR + 1.005% thereafter)(5)	2,465,671
	Intesa Sanpaolo S.p.A.
2,000,000	3.25%, 09/23/2024(1)	2,096,980
1,675,000	3.38%, 01/12/2023(1)	1,724,831
	JP Morgan Chase & Co.
2,345,000	0.56%, 02/16/2025, (0.56% fixed rate until 02/16/2024; 3 mo. USD SOFR + 0.420% thereafter)(5)	2,320,941
4,450,000	1.04%, 02/04/2027, (1.04% fixed rate until 02/04/2026; 3 mo. USD SOFR + 0.695% thereafter)(5)	4,323,302
4,200,000	1.05%, 11/19/2026, (1.05% fixed rate until 11/19/2025; 3 mo. USD SOFR + 0.800% thereafter)(5)	4,098,748
3,000,000	1.51%, 06/01/2024, (1.51% fixed rate until 06/01/2023; 1 mo. USD SOFR + 1.455% thereafter)(5)	3,037,406
4,600,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(5)	4,734,665
3,750,000	3.90%, 07/15/2025	4,074,181
	Macquarie Group Ltd.
2,340,000	1.34%, 01/12/2027, (1.34% fixed rate until 01/12/2026; 3 mo. USD SOFR + 1.069% thereafter)(1)(5)	2,297,933
2,065,000	1.63%, 09/23/2027, (1.63% fixed rate until 09/23/2026; 3 mo. USD SOFR + 0.910% thereafter)(1)(5)	2,025,892
3,000,000	3.19%, 11/28/2023, (3.19% fixed rate until 11/28/2022; 3 mo. USD LIBOR + 1.023% thereafter)(1)(5)	3,076,820
	Morgan Stanley
8,615,000	0.86%, 10/21/2025, (0.86% fixed rate until 10/21/2024; 3 mo. USD SOFR + 0.745% thereafter)(5)	8,524,844
3,425,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 3 mo. USD SOFR + 0.720% thereafter)(5)	3,324,260
3,000,000	1.51%, 07/20/2027, (1.51% fixed rate until 07/20/2026; 3 mo. USD SOFR + 0.858% thereafter)(5)	2,954,321
3,000,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(5)	2,972,469
2,675,000	4.00%, 07/23/2025	2,919,816
3,425,000	National Bank of Canada 0.55%, 11/15/2024, (0.55% fixed rate until 11/15/2023; 12 mo. USD CMT + 0.400% thereafter)(5)	3,401,585
	Natwest Group plc
3,335,000	1.64%, 06/14/2027, (1.64% fixed rate until 06/14/2026; 12 mo. USD CMT + 0.900% thereafter)(5)	3,296,828

The accompanying notes are an integral part of these financial statements.
117

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Commercial Banks - 13.2% - (continued)
$ 800,000	6.00%, 12/19/2023	$ 880,385
3,385,000	NatWest Markets plc 0.80%, 08/12/2024(1)	3,351,822
1,500,000	Regions Financial Corp. 2.25%, 05/18/2025	1,547,620
3,900,000	Royal Bank of Canada 2.25%, 11/01/2024(6)	4,042,855
3,035,000	Santander Holdings USA, Inc. 3.45%, 06/02/2025	3,220,805
	Standard Chartered plc
770,000	1.21%, 03/23/2025, (1.21% fixed rate until 03/23/2024; 12 mo. USD CMT + 0.880% thereafter)(1)(5)	766,067
2,070,000	1.46%, 01/14/2027, (1.46% fixed rate until 01/14/2026; 12 mo. USD CMT + 1.000% thereafter)(1)(5)	2,014,963
2,000,000	Truist Financial Corp. 1.20%, 08/05/2025(6)	1,998,587
740,000	UBS AG 1.25%, 06/01/2026(1)	729,540
	UBS Group AG
4,230,000	1.01%, 07/30/2024, (1.01% fixed rate until 07/30/2023; 12 mo. USD CMT + 0.830% thereafter)(1)(5)	4,234,988
5,170,000	1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(5)	5,065,644
2,100,000	4.13%, 04/15/2026(1)	2,311,686
	UniCredit S.p.A.
5,230,000	1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(1)(5)	5,141,635
3,250,000	3.75%, 04/12/2022(1)	3,294,492
3,035,000	6.57%, 01/14/2022(1)	3,069,098
	Wells Fargo & Co.
1,635,000	0.81%, 05/19/2025, (0.81% fixed rate until 05/19/2024; 3 mo. USD SOFR + 0.510% thereafter)(5)	1,627,313
7,500,000	2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD LIBOR + 0.750% thereafter)(5)	7,678,627
4,650,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(5)	4,803,590
		284,446,607
	Commercial Services - 1.5%
2,995,000	Ashtead Capital, Inc. 1.50%, 08/12/2026(1)	2,939,335
	Equifax, Inc.
3,365,000	2.60%, 12/01/2024	3,503,385
2,555,000	3.95%, 06/15/2023	2,680,261
	Global Payments, Inc.
9,000,000	1.20%, 03/01/2026	8,787,533
2,345,000	2.65%, 02/15/2025	2,432,607
1,500,000	4.00%, 06/01/2023	1,573,343
	Howard University
1,965,000	2.42%, 10/01/2024	1,995,877
655,000	2.52%, 10/01/2025	660,219
	Howard University, (AGM Insured)
500,000	1.99%, 10/01/2025, (AGM Insured)	495,521
1,685,000	2.74%, 10/01/2022, (AGM Insured)	1,701,648
2,750,000	IHS Markit Ltd. 4.13%, 08/01/2023	2,897,681
2,775,000	Sodexo, Inc. 1.63%, 04/16/2026(1)	2,765,193
		32,432,603
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Construction Materials - 0.4%
$ 6,100,000	Carrier Global Corp. 2.24%, 02/15/2025	$ 6,262,946
2,380,000	Lennox International, Inc. 1.35%, 08/01/2025	2,365,416
		8,628,362
	Diversified Financial Services - 3.1%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4,550,000	1.75%, 10/29/2024	4,552,295
1,000,000	1.75%, 01/30/2026	983,996
3,420,000	2.45%, 10/29/2026	3,451,670
5,650,000	3.15%, 02/15/2024	5,865,995
910,000	3.30%, 01/23/2023	935,805
1,880,000	4.50%, 09/15/2023	1,992,266
2,500,000	Air Lease Corp. 2.25%, 01/15/2023	2,543,957
	Aircastle Ltd.
1,200,000	4.13%, 05/01/2024	1,265,193
1,400,000	4.40%, 09/25/2023	1,482,327
3,050,000	5.25%, 08/11/2025(1)	3,369,992
	Ally Financial, Inc.
2,690,000	3.88%, 05/21/2024	2,867,626
3,000,000	5.13%, 09/30/2024	3,332,234
2,650,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	2,754,104
	Avolon Holdings Funding Ltd.
4,250,000	2.88%, 02/15/2025(1)	4,358,530
2,000,000	4.25%, 04/15/2026(1)	2,149,810
2,950,000	5.13%, 10/01/2023(1)	3,145,495
2,490,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	2,494,772
1,755,000	Capital One Financial Corp. 3.90%, 01/29/2024	1,863,439
2,500,000	CNA Financial Corp. 7.25%, 11/15/2023	2,815,294
4,125,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	4,293,048
300,000	Park Aerospace Holdings Ltd. 5.25%, 08/15/2022(1)	309,432
1,245,000	Synchrony Financial 4.38%, 03/19/2024	1,331,018
	Western Union Co.
4,000,000	1.35%, 03/15/2026	3,917,602
4,925,000	2.85%, 01/10/2025	5,125,246
		67,201,146
	Electric - 1.7%
4,000,000	AES Corp. 1.38%, 01/15/2026	3,913,475
2,500,000	Ameren Corp. 2.50%, 09/15/2024	2,598,800
1,700,000	CenterPoint Energy, Inc. 3.85%, 02/01/2024	1,797,463
2,280,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	2,455,373
2,475,000	Dominion Energy, Inc. 3.07%, 08/15/2024(4)	2,597,376
	Edison International
2,750,000	2.95%, 03/15/2023	2,806,721
1,840,000	3.55%, 11/15/2024	1,941,041
3,230,000	Enel Finance International N.V. 1.38%, 07/12/2026(1)	3,176,839
3,760,000	Evergy, Inc. 2.45%, 09/15/2024	3,893,859
890,000	Eversource Energy 3.80%, 12/01/2023	942,502
970,000	FirstEnergy Corp. 3.35%, 07/15/2022	977,275
	Israel Electric Corp. Ltd.
1,300,000	6.88%, 06/21/2023(1)	1,419,509
410,000	6.88%, 06/21/2023(7)	447,691
	Public Service Enterprise Group, Inc.
3,500,000	0.80%, 08/15/2025	3,411,804
3,410,000	2.88%, 06/15/2024	3,557,333
		35,937,061

The accompanying notes are an integral part of these financial statements.
118

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Electronics - 1.2%
$ 4,850,000	Flex Ltd. 3.75%, 02/01/2026	$ 5,213,214
4,000,000	Jabil, Inc. 1.70%, 04/15/2026	3,966,842
870,000	Keysight Technologies, Inc. 4.55%, 10/30/2024	952,370
	Roper Technologies, Inc.
5,325,000	1.00%, 09/15/2025	5,240,467
3,225,000	2.35%, 09/15/2024	3,340,660
6,200,000	SYNNEX Corp. 1.25%, 08/09/2024(1)	6,181,515
		24,895,068
	Environmental Control - 0.1%
1,140,000	Republic Services, Inc. 0.88%, 11/15/2025	1,113,287
	Food - 0.5%
3,325,000	Conagra Brands, Inc. 4.30%, 05/01/2024	3,580,526
4,500,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	4,707,880
1,850,000	Sysco Corp. 5.65%, 04/01/2025	2,106,032
		10,394,438
	Gas - 0.3%
975,000	East Ohio Gas Co. 1.30%, 06/15/2025(1)	969,681
6,180,000	NiSource, Inc. 0.95%, 08/15/2025	6,060,391
		7,030,072
	Healthcare - Products - 0.2%
2,260,000	Boston Scientific Corp. 3.45%, 03/01/2024	2,383,272
2,870,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	3,029,757
		5,413,029
	Healthcare - Services - 1.1%
2,720,000	Anthem, Inc. 2.38%, 01/15/2025	2,815,808
1,960,000	Bon Secours Mercy Health, Inc. 1.35%, 06/01/2025	1,960,698
	CommonSpirit Health
2,985,000	1.55%, 10/01/2025	2,976,952
3,771,000	2.76%, 10/01/2024	3,932,754
2,000,000	HCA, Inc. 4.75%, 05/01/2023	2,113,964
6,225,000	Humana, Inc. 1.35%, 02/03/2027	6,062,776
1,905,000	PeaceHealth Obligated Group 1.38%, 11/15/2025	1,908,509
1,590,000	UnitedHealth Group, Inc. 1.25%, 01/15/2026	1,588,845
		23,360,306
	Home Builders - 0.3%
	Lennar Corp.
850,000	4.50%, 04/30/2024	908,438
834,000	4.88%, 12/15/2023	894,131
1,750,000	5.38%, 10/01/2022	1,820,000
2,000,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	2,002,800
		5,625,369
	Insurance - 1.4%
3,000,000	American International Group, Inc. 2.50%, 06/30/2025	3,116,518
1,250,000	Assurant, Inc. 4.20%, 09/27/2023(6)	1,322,955
3,000,000	Athene Global Funding 1.73%, 10/02/2026(1)	2,967,134
	Brighthouse Financial Global Funding
590,000	1.00%, 04/12/2024(1)	588,590
3,020,000	1.55%, 05/24/2026(1)	3,000,918
2,355,000	CNO Global Funding Secured 1.75%, 10/07/2026(1)	2,338,201
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Insurance - 1.4% - (continued)
	Equitable Financial Life Global Funding
$ 2,000,000	1.00%, 01/09/2026(1)	$ 1,948,318
2,020,000	1.40%, 07/07/2025(1)	2,011,771
2,315,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	2,471,429
4,735,000	Pacific Life Global Funding 1.20%, 06/24/2025(1)	4,713,322
785,000	Principal Life Global Funding 1.25%, 06/23/2025(1)	778,933
3,000,000	Radian Group, Inc. 6.63%, 03/15/2025	3,345,000
2,250,000	Willis North America, Inc. 3.60%, 05/15/2024	2,381,284
		30,984,373
	Internet - 0.8%
1,535,000	Meituan 2.13%, 10/28/2025(1)	1,480,568
	Netflix, Inc.
7,550,000	3.63%, 06/15/2025(1)	8,027,495
2,500,000	4.38%, 11/15/2026	2,784,375
5,000,000	5.50%, 02/15/2022	5,068,750
		17,361,188
	Investment Company Security - 0.4%
6,075,000	FS KKR Capital Corp. 1.65%, 10/12/2024	6,000,373
3,700,000	Owl Rock Capital Corp. 2.63%, 01/15/2027	3,661,740
		9,662,113
	Iron/Steel - 0.4%
	Steel Dynamics, Inc.
395,000	2.40%, 06/15/2025	407,042
7,000,000	2.80%, 12/15/2024	7,320,602
		7,727,644
	IT Services - 1.4%
4,225,000	DXC Technology Co. 1.80%, 09/15/2026	4,162,337
4,550,000	Hewlett Packard Enterprise Co. 2.25%, 04/01/2023	4,644,030
4,000,000	HP, Inc. 2.20%, 06/17/2025	4,103,493
5,775,000	International Business Machines Corp. 3.00%, 05/15/2024	6,075,835
3,850,000	Leidos, Inc. 2.95%, 05/15/2023	3,969,416
	Seagate HDD Cayman
3,150,000	4.75%, 06/01/2023	3,295,688
700,000	4.88%, 03/01/2024	746,410
4,150,000	SYNNEX Corp. 1.75%, 08/09/2026(1)	4,064,124
		31,061,333
	Lodging - 0.9%
4,325,000	Genting New York LLC 3.30%, 02/15/2026(1)	4,261,159
	Hyatt Hotels Corp.
1,525,000	1.30%, 10/01/2023	1,526,222
2,570,000	1.80%, 10/01/2024	2,579,446
5,090,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	5,204,002
	Marriott International, Inc.
1,565,000	2.13%, 10/03/2022(6)	1,583,590
2,500,000	3.60%, 04/15/2024	2,638,621
2,300,000	MGM Resorts International 6.00%, 03/15/2023	2,427,006
		20,220,046

The accompanying notes are an integral part of these financial statements.
119

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Machinery-Diversified - 0.1%
$ 995,000	CNH Industrial Capital LLC 4.38%, 04/05/2022	$ 1,010,057
1,850,000	Otis Worldwide Corp. 2.06%, 04/05/2025	1,895,104
		2,905,161
	Media - 0.4%
2,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital 4.46%, 07/23/2022	2,550,888
3,185,000	Comcast Corp. 3.70%, 04/15/2024	3,396,445
1,776,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	1,866,029
735,000	Fox Corp. 4.03%, 01/25/2024	782,556
		8,595,918
	Miscellaneous Manufacturing - 0.2%
1,480,000	Parker-Hannifin Corp. 2.70%, 06/14/2024	1,543,023
2,780,000	Siemens Financieringsmaatschappij N.V. 1.20%, 03/11/2026(1)	2,752,369
		4,295,392
	Office/Business Equipment - 0.2%
2,090,000	CDW LLC / CDW Finance Corp. 4.13%, 05/01/2025	2,150,088
1,495,000	Xerox Corp. 4.07%, 03/17/2022	1,510,772
		3,660,860
	Oil & Gas - 2.1%
	Aker BP ASA
2,000,000	2.88%, 01/15/2026(1)	2,087,483
5,845,000	3.00%, 01/15/2025(1)	6,100,216
	Canadian Natural Resources Ltd.
1,250,000	2.05%, 07/15/2025	1,269,145
875,000	2.95%, 01/15/2023	896,117
3,000,000	Chevron USA, Inc. 3.90%, 11/15/2024	3,247,807
2,795,000	Coterra Energy, Inc. 4.38%, 06/01/2024(1)	2,991,401
3,400,000	Eni S.p.A. 4.00%, 09/12/2023(1)	3,590,530
2,233,000	Hess Corp. 3.50%, 07/15/2024	2,344,188
3,355,000	Lundin Energy Finance B.V. 2.00%, 07/15/2026(1)	3,343,454
3,000,000	Marathon Petroleum Corp. 4.50%, 05/01/2023	3,151,527
4,530,000	Phillips 66 0.90%, 02/15/2024	4,518,029
5,920,000	Pioneer Natural Resources Co. 0.75%, 01/15/2024	5,885,611
1,310,000	Saudi Arabian Oil Co. 1.25%, 11/24/2023(1)	1,313,380
4,360,000	Valero Energy Corp. 2.85%, 04/15/2025	4,557,411
		45,296,299
	Packaging & Containers - 0.7%
	Berry Global, Inc.
2,950,000	0.95%, 02/15/2024	2,930,147
5,200,000	1.57%, 01/15/2026	5,136,664
2,000,000	1.65%, 01/15/2027	1,956,360
4,450,000	Silgan Holdings, Inc. 1.40%, 04/01/2026(1)	4,325,088
		14,348,259
	Pharmaceuticals - 1.4%
5,000,000	AbbVie, Inc. 2.60%, 11/21/2024	5,206,936
5,275,000	Astrazeneca Finance LLC 1.20%, 05/28/2026	5,228,599
5,000,000	AstraZeneca plc 0.70%, 04/08/2026	4,857,863
1,400,000	Bayer U.S. Finance LLC 3.88%, 12/15/2023(1)	1,478,140
1,060,000	CVS Health Corp. 2.63%, 08/15/2024	1,104,669
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Pharmaceuticals - 1.4% - (continued)
$ 2,560,000	Elanco Animal Health, Inc. 5.27%, 08/28/2023	$ 2,725,888
2,500,000	McKesson Corp. 1.30%, 08/15/2026	2,451,012
6,400,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	6,446,720
755,000	Viatris, Inc. Co. 1.65%, 06/22/2025	756,361
		30,256,188
	Pipelines - 1.8%
	Energy Transfer L.P.
1,870,000	2.90%, 05/15/2025	1,951,919
1,130,000	4.20%, 09/15/2023	1,191,393
2,150,000	4.50%, 04/15/2024	2,307,619
935,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	984,190
7,500,000	Gray Oak Pipeline LLC 2.00%, 09/15/2023(1)	7,618,994
	MPLX L.P.
2,160,000	1.75%, 03/01/2026	2,151,878
240,000	3.50%, 12/01/2022	246,768
1,575,000	ONEOK, Inc. 5.85%, 01/15/2026	1,832,083
5,200,000	Phillips 66 Partners L.P. 2.45%, 12/15/2024	5,361,055
	Western Midstream Operating L.P.
5,250,000	4.00%, 07/01/2022	5,302,500
5,725,000	4.35%, 02/01/2025	5,996,937
4,500,000	Williams Cos., Inc. 4.30%, 03/04/2024	4,813,749
		39,759,085
	Real Estate Investment Trusts - 2.9%
	American Tower Corp.
905,000	1.30%, 09/15/2025	899,134
3,250,000	1.60%, 04/15/2026	3,232,704
1,750,000	3.00%, 06/15/2023	1,813,255
2,350,000	3.38%, 05/15/2024	2,479,189
3,890,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	4,156,701
	Crown Castle International Corp.
4,150,000	1.05%, 07/15/2026	4,018,495
1,500,000	3.15%, 07/15/2023	1,558,444
	Equinix, Inc.
5,500,000	1.00%, 09/15/2025	5,391,094
2,000,000	1.25%, 07/15/2025	1,979,713
3,825,000	1.45%, 05/15/2026	3,780,063
5,715,000	Federal Realty Investment Trust 1.25%, 02/15/2026	5,653,169
3,200,000	Mid-America Apartments L.P. 1.10%, 09/15/2026	3,119,976
	SBA Tower Trust
1,010,000	1.63%, 05/15/2051(1)	996,519
1,390,000	1.88%, 07/15/2050(1)	1,408,858
1,745,000	2.84%, 01/15/2050(1)	1,810,094
4,020,000	Scentre Group Trust 1 / Scentre Group Trust 2 3.63%, 01/28/2026(1)	4,314,918
3,325,000	Simon Property Group L.P. 3.50%, 09/01/2025	3,582,725
3,700,000	Ventas Realty L.P. 2.65%, 01/15/2025	3,839,679
5,000,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	5,192,200
1,575,000	Vornado Realty L.P. 2.15%, 06/01/2026	1,586,432
2,000,000	Welltower, Inc. 3.63%, 03/15/2024	2,121,386
		62,934,748

The accompanying notes are an integral part of these financial statements.
120

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Retail - 0.4%
$ 6,200,000	7-eleven, Inc. 0.80%, 02/10/2024(1)	$ 6,156,993
2,865,000	Nordstrom, Inc. 2.30%, 04/08/2024	2,879,039
		9,036,032
	Semiconductors - 1.3%
3,232,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	3,504,129
	Broadcom, Inc.
1,563,000	3.46%, 09/15/2026	1,668,598
1,500,000	4.70%, 04/15/2025	1,656,292
5,275,000	Marvell Technology, Inc. 1.65%, 04/15/2026	5,239,340
	Microchip Technology, Inc.
5,915,000	0.97%, 02/15/2024(1)	5,883,537
4,775,000	0.98%, 09/01/2024(1)	4,725,513
2,400,000	2.67%, 09/01/2023	2,473,721
860,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	929,665
	Skyworks Solutions, Inc.
795,000	0.90%, 06/01/2023	795,131
1,110,000	1.80%, 06/01/2026	1,111,338
		27,987,264
	Software - 0.7%
	Fidelity National Information Services, Inc.
2,720,000	0.60%, 03/01/2024	2,696,290
3,000,000	1.15%, 03/01/2026	2,940,375
1,380,000	Fiserv, Inc. 3.80%, 10/01/2023	1,455,876
3,425,000	Oracle Corp. 1.65%, 03/25/2026	3,437,115
5,150,000	VMware, Inc. 1.00%, 08/15/2024	5,156,408
		15,686,064
	Telecommunications - 1.6%
4,500,000	AT&T, Inc. 1.70%, 03/25/2026	4,519,048
650,000	Motorola Solutions, Inc. 4.00%, 09/01/2024	700,722
5,500,000	Nokia Oyj 3.38%, 06/12/2022	5,575,625
1,430,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	1,408,765
4,500,000	Sprint Communications, Inc. 6.00%, 11/15/2022	4,720,410
7,450,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	7,934,250
2,000,000	T-Mobile USA, Inc. 3.50%, 04/15/2025	2,133,307
	Verizon Communications, Inc.
3,000,000	0.84%, 03/20/2026, 3 mo. USD SOFR + 0.790%(2)	3,052,830
1,000,000	0.85%, 11/20/2025	979,771
3,000,000	1.45%, 03/20/2026	2,992,787
		34,017,515
	Transportation - 0.4%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2,065,000	3.45%, 07/01/2024(1)	2,182,925
1,250,000	3.90%, 02/01/2024(1)	1,322,778
4,450,000	TTX Co. 3.60%, 01/15/2025(1)	4,768,679
		8,274,382
	Trucking & Leasing - 0.9%
	DAE Funding LLC
6,400,000	1.55%, 08/01/2024(1)	6,313,600
1,450,000	2.63%, 03/20/2025(1)	1,465,289
2,500,000	GATX Corp. 4.35%, 02/15/2024	2,671,167
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 50.0% - (continued)
	Trucking & Leasing - 0.9% - (continued)
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
$ 3,000,000	1.20%, 11/15/2025(1)	$ 2,945,126
1,500,000	2.70%, 03/14/2023(1)	1,536,416
1,425,000	2.70%, 11/01/2024(1)	1,481,113
2,000,000	4.13%, 08/01/2023(1)	2,104,493
		18,517,204
	Total Corporate Bonds (cost $1,068,588,894)	$ 1,079,754,455
MUNICIPAL BONDS - 0.6%
	General - 0.3%
1,000,000	Chicago, IL, Transit Auth 2.06%, 12/01/2024	$ 1,021,843
4,620,000	State Board of Administration Finance Corp. 1.26%, 07/01/2025	4,620,676
		5,642,519
	General Obligation - 0.1%
2,805,000	Cook County, IL, GO 4.74%, 11/15/2022	2,813,239
	Higher Education - 0.1%
2,630,000	Chicago, IL, Board of Education, GO 5.28%, 12/01/2022	2,726,758
	Transportation - 0.1%
1,750,000	Alameda Corridor, CA, Transportation Auth, (NATL Insured) 0.00%, 10/01/2022(8)	1,730,134
	Total Municipal Bonds (cost $12,730,973)	$ 12,912,650
SENIOR FLOATING RATE INTERESTS - 19.4%(9)
	Advertising - 0.1%
987,584	Clear Channel Outdoor Holdings, Inc. 3.63%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$ 971,091
1,360,866	Terrier Media Buyer, Inc. 3.59%, 12/17/2026, 1 mo. USD LIBOR + 3.500%	1,355,083
		2,326,174
	Aerospace/Defense - 0.2%
	Spirit Aerosystems, Inc.
334,438	0.00%, 01/15/2025, 1 mo. USD LIBOR + 3.750%(10)	335,274
352,337	6.00%, 01/15/2025, 1 mo. USD LIBOR + 5.250%	353,218
3,704,776	TransDigm, Inc. 2.34%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	3,657,392
		4,345,884
	Airlines - 0.3%
1,175,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	1,223,104
495,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	499,846
938,287	Kestrel Bidco, Inc. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	922,459
455,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	484,293

The accompanying notes are an integral part of these financial statements.
121

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Airlines - 0.3% - (continued)
$ 1,195,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	$ 1,272,006
1,422,850	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	1,441,902
		5,843,610
	Apparel - 0.1%
1,551,113	Birkenstock GmbH & Co. KG 4.25%, 04/27/2028, 1 mo. USD LIBOR + 3.750%	1,550,151
	Auto Parts & Equipment - 0.3%
1,311,713	Adient U.S. LLC 3.59%, 04/08/2028, 1 mo. USD LIBOR + 3.500%	1,311,476
	Clarios Global L.P.
EUR 2,013,890	3.25%, 04/30/2026, 3 mo. EURIBOR + 3.250%	2,304,776
$ 1,299,527	3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	1,290,859
563,760	First Brands Group LLC 6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	567,989
		5,475,100
	Beverages - 0.0%
612,500	Sunshine Investments B.V. 2.87%, 03/28/2025, 3 mo. USD LIBOR + 2.750%	608,482
	Chemicals - 0.5%
923,562	Axalta Coating Systems U.S. Holdings, Inc. 1.88%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	921,253
4,000,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	3,989,000
1,164,993	Element Solutions, Inc. 2.09%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	1,162,081
617,088	H.B. Fuller Co. 2.09%, 10/20/2024, 3 mo. USD LIBOR + 2.000%	616,668
733,125	Hexion, Inc. 3.64%, 07/01/2026, 3 mo. USD LIBOR + 3.500%	731,901
488,775	INEOS Styrolution U.S. Holding LLC 3.25%, 01/29/2026, 1 mo. USD LIBOR + 2.750%	488,775
	Messer Industries GmbH
EUR 108,333	2.50%, 03/01/2026, 3 mo. EURIBOR + 2.500%	124,154
$ 498,351	2.63%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	494,768
251,167	Minerals Technologies, Inc. 3.00%, 02/14/2024, 3 mo. USD LIBOR + 2.250%	250,853
915,400	NIC Acquisition Corp. 4.50%, 12/29/2027, 1 mo. USD LIBOR + 3.750%	913,395
	Starfruit Finco B.V
278,545	2.84%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	276,283
EUR 141,620	3.00%, 10/01/2025, 3 mo. EURIBOR + 3.000%	161,485
$ 985,145	Tronox Finance LLC 2.37%, 03/13/2028, 1 mo. USD LIBOR + 2.250%	977,145
		11,107,761
	Commercial Services - 1.6%
	AlixPartners LLP
EUR 199,000	3.25%, 02/04/2028, 3 mo. EURIBOR + 3.250%	229,184
$ 1,920,350	3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	1,913,149
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Commercial Services - 1.6% - (continued)
$ 935,133	Allied Universal Holdco LLC 4.25%, 05/12/2028, 1 mo. USD LIBOR + 3.750%	$ 934,553
	Amentum Government Services Holdings LLC
632,000	3.59%, 01/29/2027, 1 mo. USD LIBOR + 3.500%	628,315
1,572,100	5.50%, 01/29/2027, 1 mo. USD LIBOR + 4.750%	1,571,613
1,245,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	1,240,132
	Belron Finance U.S. LLC
486,250	2.38%, 11/13/2025, 3 mo. USD LIBOR + 2.250%	483,819
383,175	2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	381,022
786,050	3.25%, 04/13/2028, 1 mo. USD LIBOR + 2.750%	785,563
EUR 1,675,000	Boels Topholding B.V. 3.25%, 02/06/2027, 3 mo. EURIBOR + 3.250%	1,927,025
240,000	Boluda Corporacion Maritima S.L 3.50%, 07/30/2026, 3 mo. EURIBOR + 3.500%	276,588
$ 814,240	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	809,827
1,091,894	Ensemble RCM LLC 3.88%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	1,092,865
990,692	EVO Payments International LLC 3.34%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	989,246
449,669	Fly Funding S.a.r.l. 1.88%, 08/11/2025, 1 mo. USD LIBOR + 1.160%	440,815
1,147,580	Hertz Corp. 0.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(10)	1,148,636
2,500,000	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%	2,435,425
1,500,000	Parexel International Corp. 0.00%, 08/11/2028, 1 mo. USD LIBOR + 3.500%(10)	1,501,035
1,027,425	Signal Parent, Inc. 4.25%, 04/03/2028, 1 mo. USD LIBOR + 3.500%	1,006,876
EUR 465,797	Techem Verwaltungsgesellschaft 675 mbH 2.38%, 07/15/2025, 3 mo. EURIBOR + 2.375%	528,812
$ 1,296,171	Trans Union LLC 1.84%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	1,287,266
3,506,550	United Rentals, Inc. 1.84%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	3,519,068
	Verisure Holding AB
EUR 1,510,000	3.25%, 07/20/2026, 3 mo. EURIBOR + 3.250%	1,731,927
3,280,000	3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%	3,759,299
$ 605,888	Verscend Holding Corp. 4.09%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	606,645
2,681,525	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	2,666,106
1,655,850	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	1,635,152
		35,529,963
	Construction Materials - 0.9%
2,269,312	ACProducts, Inc. 4.75%, 05/17/2028, 1 mo. USD LIBOR + 4.250%	2,262,232
1,345,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(10)	1,342,202

The accompanying notes are an integral part of these financial statements.
122

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Construction Materials - 0.9% - (continued)
$ 1,868,290	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	$ 1,864,553
1,014,900	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%	1,008,242
1,226,325	Ingersoll-Rand Services Co. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	1,208,310
1,745,625	Jeld-Wen Inc. 2.34%, 07/28/2028, 1 mo. USD LIBOR + 2.250%	1,736,897
	Quikrete Holdings, Inc.
1,750,000	0.00%, 01/31/2027, 1 mo. USD LIBOR + 3.000%(10)	1,743,000
1,952,910	2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	1,932,561
1,775,000	Rexnord LLC 2.75%, 10/04/2028, 1 mo. USD LIBOR + 2.250%	1,774,166
3,285,000	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%	3,280,303
575,781	Tamko Building Products LLC 3.09%, 06/01/2026, 1 mo. USD LIBOR + 3.000%	573,144
477,600	Watlow Electric Manufacturing Co. 4.50%, 03/02/2028, 1 mo. USD LIBOR + 4.000%	477,996
		19,203,606
	Distribution/Wholesale - 0.4%
2,548,000	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	2,521,781
3,047,072	Core & Main L.P. 2.59%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	3,021,690
509,600	KAR Auction Services, Inc. 2.38%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	494,312
791,025	PAI Holdco, Inc. 4.25%, 10/28/2027, 1 mo. USD LIBOR + 3.500%	791,025
2,518,688	Univar Solutions USA Inc. 2.09%, 06/03/2028, 1 mo. USD LIBOR + 2.000%	2,512,844
		9,341,652
	Diversified Financial Services - 0.6%
1,975,669	Blackhawk Network Holdings, Inc. 3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	1,958,382
	Deerfield Dakota Holding LLC
EUR 1,975,000	4.00%, 04/09/2027, 3 mo. EURIBOR + 4.000%	2,284,241
$ 2,760,063	4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	2,765,251
479,500	Delos Finance S.a.r.l. 1.88%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	478,824
1,795,500	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	1,789,737
610,564	NFP Corp. 3.34%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	602,804
2,004,380	Russell Investments U.S. Inst'l Holdco, Inc. 4.50%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	2,011,275
		11,890,514
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Electric - 0.1%
$ 1,217,699	ExGen Renewables LLC 3.50%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	$ 1,218,564
	Electrical Components & Equipment - 0.1%
590,000	Anticimex International AB 0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(10)	589,263
754,300	Energizer Holdings, Inc. 2.75%, 12/22/2027, 1 mo. USD LIBOR + 2.250%	751,705
		1,340,968
	Electronics - 0.1%
1,097,250	Ingram Micro, Inc. 4.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%	1,099,444
EUR 225,000	Zephyr German BidCo GmbH 3.75%, 03/10/2028, 3 mo. EURIBOR + 3.750%	259,476
		1,358,920
	Engineering & Construction - 0.3%
$ 763,088	Artera Services LLC 4.50%, 03/06/2025, 1 mo. USD LIBOR + 3.500%	759,592
1,915,000	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	1,897,133
2,147,007	Brown Group Holding LLC 3.25%, 06/07/2028, 1 mo. USD LIBOR + 2.750%	2,140,308
EUR 395,751	Fluidra S.A. 2.00%, 07/02/2025, 3 mo. EURIBOR + 2.000%	455,489
$ 548,073	Hamilton Holdco LLC 2.14%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	543,048
890,000	KKR Apple Bidco LLC 3.50%, 09/22/2028, 1 mo. USD LIBOR + 3.000%	887,775
		6,683,345
	Entertainment - 0.6%
1,425,381	Aristocrat Technologies, Inc. 1.88%, 10/19/2024, 3 mo. USD LIBOR + 1.750%	1,414,876
EUR 370,000	Banijay Entertainment S.A.S 3.75%, 03/01/2025, 3 mo. EURIBOR + 3.750%	427,630
	Crown Finance U.S., Inc.
$ 1,621,108	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	1,334,172
279,621	7.13%, 05/23/2024, 1 mo. USD LIBOR + 7.000%	337,223
143,909	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	154,342
2,733,990	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	2,722,890
1,425,937	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	1,422,972
248,840	NASCAR Holdings, Inc. 2.59%, 10/19/2026, 3 mo. USD LIBOR + 2.500%	247,907
889,121	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	887,271
989,744	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	985,131
2,493,402	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	2,477,818
		12,412,232

The accompanying notes are an integral part of these financial statements.
123

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Environmental Control - 0.2%
	Clean Harbors, Inc.
$ 1,690,084	1.84%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	$ 1,689,611
1,500,000	2.09%, 10/08/2028, 1 mo. USD LIBOR + 2.087%	1,499,070
476,513	U.S. Ecology Holdings, Inc. 2.59%, 11/01/2026, 3 mo. USD LIBOR + 2.500%	474,726
		3,663,407
	Food - 0.5%
345,238	8th Avenue Food & Provisions, Inc. 3.84%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	343,297
1,719,687	B&G Foods, Inc. 2.59%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	1,723,264
EUR 1,290,000	Bellis Acquisition Co. plc 2.75%, 02/12/2026, 3 mo. EURIBOR + 2.750%	1,469,617
$ 227,363	CHG PPC Parent LLC 2.84%, 03/31/2025, 3 mo. USD LIBOR + 2.750%	225,657
	Froneri International Ltd.
943,062	2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	929,039
EUR 1,015,000	2.63%, 01/29/2027, 3 mo. EURIBOR + 2.625%	1,144,006
$ 797,650	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	795,744
	U.S. Foods, Inc.
1,674,819	1.84%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	1,663,397
1,156,400	2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	1,134,718
943,249	UTZ Quality Foods LLC 3.09%, 01/20/2028, 1 mo. USD LIBOR + 3.000%	940,495
		10,369,234
	Food Service - 0.1%
	Aramark Services, Inc.
554,934	1.84%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	541,061
951,150	1.84%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	926,781
1,231,985	2.59%, 04/06/2028, 1 mo. USD LIBOR + 2.500%	1,221,821
		2,689,663
	Gas - 0.1%
2,233,587	UGI Energy Services LLC 3.84%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	2,240,579
	Hand/Machine Tools - 0.1%
1,217,414	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	1,219,581
	Healthcare - Products - 0.7%
	Agiliti Health, Inc.
835,987	2.88%, 01/04/2026, 3 mo. USD LIBOR + 2.875%	832,852
676,657	3.50%, 01/04/2026, 1 mo. USD LIBOR + 2.750%	674,965
	Avantor Funding, Inc.
1,844,501	2.50%, 11/21/2024, 1 mo. USD LIBOR + 2.000%	1,841,623
3,676,325	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	3,673,274
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Healthcare - Products - 0.7% - (continued)
EUR 713,213	2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%	$ 822,182
$ 878,555	Coty, Inc. 2.34%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	864,278
320,869	CPI Holdco LLC 3.84%, 11/04/2026, 1 mo. USD LIBOR + 3.750%	320,670
733,162	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	733,852
2,495,000	Medline Industries, Inc. 0.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%(10)	2,497,470
2,248,899	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	2,252,565
		14,513,731
	Healthcare - Services - 1.1%
	ADMI Corp.
1,626,825	3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%	1,614,120
590,000	4.00%, 12/23/2027, 1 mo. USD LIBOR + 3.500%	589,369
2,000,000	AHP Health Partners, Inc. 4.00%, 08/04/2028, 1 mo. USD LIBOR + 3.500%	2,005,620
EUR 2,495,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	2,866,597
$ 1,242,709	Catalent Pharma Solutions, Inc. 2.00%, 02/22/2028, 1 mo. USD LIBOR + 2.500%	1,243,019
EUR 1,090,000	Cerba Healthcare S.A.S. 3.75%, 05/24/2028, 3 mo. EURIBOR + 3.750%	1,256,537
950,000	Elsan SAS 3.50%, 06/16/2028, 3 mo. EURIBOR + 3.500%	1,095,345
$ 804,732	Envision Healthcare Corp. 3.84%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	664,242
313,413	eResearchTechnology, Inc. 5.50%, 02/04/2027, 1 mo. USD LIBOR + 4.500%	314,676
	EyeCare Partners LLC
1,305,000	0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.750%(10)	1,301,738
1,524,088	3.88%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	1,513,236
1,411,463	Heartland Dental, LLC 4.09%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	1,407,637
702,717	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	702,640
	IQVIA, Inc.
499,144	1.84%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	498,271
EUR 532,882	2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	611,009
925,000	LGC Group Holdings Ltd. 3.00%, 04/21/2027, 3 mo. EURIBOR + 3.000%	1,045,647
$ 702,446	MED ParentCo L.P. 4.34%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	700,297
	Medical Solutions L.L.C.
424,200	0.00%, 10/07/2028, 1 mo. USD LIBOR + 3.500%(10)	424,412
80,800	0.00%, 11/01/2028, 1 mo. USD LIBOR + 3.500%(10)	80,840

The accompanying notes are an integral part of these financial statements.
124

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Healthcare - Services - 1.1% - (continued)
$ 1,985,025	PPD, Inc. 2.50%, 01/13/2028, 1 mo. USD LIBOR + 2.000%	$ 1,980,380
2,056,809	Surgery Center Holdings, Inc. 4.50%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	2,060,532
		23,976,164
	Holding Companies-Diversified - 0.1%
EUR 1,445,000	IVC Acquisition Ltd. 0.00%, 02/13/2026, 1 mo. USD LIBOR + 4.000%(10)	1,667,914
	Home Builders - 0.1%
$ 1,000,000	Installed Building Products, Inc. 2.34%, 04/15/2025, 1 mo. USD LIBOR + 2.250%	996,750
1,132,163	Tecta America Corp. 5.00%, 04/01/2028, 1 mo. USD LIBOR + 4.250%	1,133,578
		2,130,328
	Home Furnishings - 0.1%
1,315,000	Mattress Firm Inc 5.00%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	1,308,109
796,010	Weber-Stephen Products LLC 4.00%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	797,339
		2,105,448
	Household Products - 0.0%
781,728	Reynolds Consumer Products LLC 1.84%, 02/04/2027, 1 mo. USD LIBOR + 1.750%	777,999
	Insurance - 0.9%
2,190,967	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	2,160,294
	Alliant Holdings Intermediate LLC
920,000	0.00%, 11/19/2027, 1 mo. USD LIBOR + 3.500%(10)	917,700
487,738	4.25%, 11/05/2027, 1 mo. USD LIBOR + 3.750%	486,763
	Asurion LLC
1,079,540	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%	1,076,614
2,812,731	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	2,783,281
870,625	3.34%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	861,919
1,055,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	1,050,664
1,240,000	5.34%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	1,234,060
	Hub International Ltd.
1,339,987	2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	1,324,457
530,587	4.00%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	529,924
983,661	Ryan Specialty Group LLC 3.75%, 09/01/2027, 1 mo. USD LIBOR + 3.000%	983,906
	Sedgwick Claims Management Services, Inc.
1,739,351	3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	1,720,879
1,642,423	3.84%, 09/03/2026, 1 mo. USD LIBOR + 3.750%	1,637,907
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Insurance - 0.9% - (continued)
$ 166,600	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	$ 166,868
1,685,307	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	1,671,757
		18,606,993
	Internet - 0.4%
	Adevinta ASA
EUR 800,000	3.25%, 06/26/2028, 3 mo. EURIBOR + 3.250%	924,356
$ 548,625	3.75%, 06/26/2028, 1 mo. USD LIBOR + 3.000%	548,488
329,975	Buzz Merger Sub Ltd. 2.84%, 01/29/2027, 1 mo. USD LIBOR + 2.750%	327,913
1,965,075	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	1,929,861
	Go Daddy Operating Co. LLC
1,102,927	1.84%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,094,379
962,812	2.09%, 08/10/2027, 1 mo. USD LIBOR + 2.000%	955,861
816,991	MH Sub LLC 4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	818,355
1,145,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	1,139,790
510,000	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	504,135
		8,243,138
	Investment Company Security - 0.0%
525,785	FinCo LLC 2.59%, 06/27/2025, 1 mo. USD LIBOR + 2.500%	523,813
	IT Services - 0.4%
1,580,547	CDW LLC 1.84%, 10/13/2026, 1 mo. USD LIBOR + 1.750%	1,581,859
1,940,800	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	1,942,915
	Science Applications International Corp.
1,838,150	1.96%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	1,837,010
1,590,667	1.96%, 03/12/2027, 1 mo. USD LIBOR + 1.875%	1,587,358
563,572	Surf Holdings LLC 3.62%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	559,667
	Tempo Acquisition LLC
425,000	3.50%, 08/31/2028, 1 mo. USD LIBOR + 3.000%	425,268
1,642,501	3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	1,645,917
		9,579,994
	Leisure Time - 0.3%
	Carnival Corp.
1,429,674	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	1,427,000
1,680,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%	1,677,900
535,000	Great Canadian Gaming Corp. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 4.000%(10)	537,408
2,234,400	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%	2,226,959

The accompanying notes are an integral part of these financial statements.
125

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Leisure Time - 0.3% - (continued)
$ 987,525	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	$ 987,525
619,050	SRAM LLC 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	617,503
		7,474,295
	Lodging - 0.4%
1,366,151	Boyd Gaming Corp. 2.32%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	1,363,651
	Caesars Resort Collection LLC
2,910,010	2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	2,895,169
742,500	3.59%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	742,931
973,097	Four Seasons Hotels Ltd. 2.09%, 11/30/2023, 3 mo. USD LIBOR + 2.000%	970,791
974,847	Hilton Worldwide Finance LLC 1.84%, 06/22/2026, 3 mo. USD LIBOR + 1.750%	967,087
1,487,238	Station Casinos LLC 2.50%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	1,471,696
		8,411,325
	Machinery - Construction & Mining - 0.1%
1,862,229	Brookfield WEC Holdings, Inc. 3.25%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	1,848,262
	Machinery-Diversified - 0.2%
535,224	Altra Industrial Motion Corp. 2.09%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	531,210
1,163,936	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	1,162,120
370,000	Filtration Group Corp. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 3.750%(10)	369,352
967,646	Gardner Denver, Inc. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	953,432
1,865,375	Vertical U.S. Newco, Inc. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.500%	1,867,707
		4,883,821
	Media - 1.4%
835,200	Altice Financing S.A. 2.87%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	818,195
678,150	Banijay Entertainment S.A.S 3.83%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	675,607
2,837,887	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	2,813,936
1,598,858	Charter Communications Operating LLC 1.84%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	1,587,122
	CSC Holdings LLC
904,862	2.34%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	883,091
1,215,625	2.34%, 01/15/2026, 3 mo. USD LIBOR + 2.250%	1,189,793
1,083,759	2.59%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,060,729
1,175,000	DirecTV Financing LLC 5.75%, 07/22/2027, 1 mo. USD LIBOR + 5.000%	1,175,564
	E.W. Scripps Co.
692,321	3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	689,725
763,400	3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%	763,759
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Media - 1.4% - (continued)
$ 1,193,748	Gray Television, Inc. 2.58%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	$ 1,185,249
9,201	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	9,181
	Nexstar Broadcasting, Inc.
219,662	2.34%, 01/17/2024, 3 mo. USD LIBOR + 2.250%	219,020
1,915,296	2.58%, 09/18/2026, 1 mo. USD LIBOR + 2.500%	1,911,465
875,000	Sinclair Television Group, Inc. 2.59%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	859,959
2,630,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	2,591,865
EUR 1,250,000	UPC Broadband Holding B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	1,434,394
$ 2,230,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	2,219,318
	Virgin Media Bristol LLC
2,325,000	2.59%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	2,299,169
EUR 800,000	3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%	922,969
$ 585,000	3.34%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	584,514
EUR 1,400,000	Virgin Media SFA Finance Ltd. 2.50%, 01/31/2029, 3 mo. EURIBOR + 2.500%	1,589,269
1,310,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	1,496,066
$ 1,345,000	Ziggo Financing Partnership 2.59%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,327,623
		30,307,582
	Mining - 0.0%
748,125	American Rock Salt Company LLC 4.75%, 06/04/2028, 1 mo. USD LIBOR + 4.000%	750,931
	Miscellaneous Manufacturing - 0.1%
EUR 1,227,702	CeramTec AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	1,410,126
$ 503,412	Momentive Performance Materials USA LLC 3.34%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	502,365
		1,912,491
	Oil & Gas Services - 0.0%
920,000	Oryx Midstream Services Permian Basin LLC 0.00%, 10/05/2028, 1 mo. USD LIBOR + 3.250%(10)	916,053
	Packaging & Containers - 0.4%
	Berlin Packaging LLC
1,840,761	3.75%, 03/05/2028, 1 mo. USD LIBOR + 3.250%	1,830,177
785,000	4.25%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	785,141
189,261	Berry Global, Inc. 1.84%, 07/01/2026, 1 mo. USD LIBOR + 1.836%	187,936
	Flex Acquisition Co., Inc.
985,562	3.13%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	977,441
1,814,422	4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%	1,808,870

The accompanying notes are an integral part of these financial statements.
126

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Packaging & Containers - 0.4% - (continued)
$ 330,000	Pretium PKG Holdings, Inc. 4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%	$ 330,785
1,288,525	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	1,288,525
	TricorBraun Holdings, Inc.
1,596,091	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	1,585,031
359,601	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(11)	357,109
		9,151,015
	Pharmaceuticals - 1.0%
	Bausch Health Cos., Inc.
876,342	2.84%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	873,494
686,854	3.09%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	685,096
980,368	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	979,250
5,104,777	Elanco Animal Health, Inc. 1.83%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	5,059,191
1,432,423	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/27/2028, 1 mo. USD LIBOR + 5.000%	1,394,621
1,629,889	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	1,632,660
1,095,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(10)	1,088,430
1,840,750	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	1,835,817
175,082	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	175,063
1,740,637	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	1,742,813
1,870,312	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	1,873,829
606,950	Packaging Coordinators Midco, Inc. 4.25%, 11/30/2027, 1 mo. USD LIBOR + 3.500%	607,581
1,898,549	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	1,888,258
1,050,000	Prestige Brands, Inc. 2.50%, 07/03/2028, 1 mo. USD LIBOR + 2.000%	1,048,520
		20,884,623
	Pipelines - 0.4%
1,409,292	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	1,404,007
728,941	Buckeye Partners L.P. 2.33%, 11/01/2026, 1 mo. USD LIBOR + 2.250%	725,209
2,259,337	DT Midstream, Inc. 2.50%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	2,263,924
2,198,781	Medallion Midland Acquisition LLC 4.50%, 10/18/2028, 3 mo. USD LIBOR + 3.750%	2,196,714
761,450	NorthRiver Midstream Finance L.P. 3.38%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	759,645
640,678	Traverse Midstream Partners LLC 5.25%, 09/27/2024, 1 mo. USD LIBOR + 4.250%	639,743
		7,989,242
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Real Estate - 0.0%
EUR 640,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	$ 735,046
	Retail - 1.5%
$ 910,000	At Home Group, Inc. 4.75%, 07/24/2028, 1 mo. USD LIBOR + 4.250%	905,832
1,763,516	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	1,727,928
1,998,997	Beacon Roofing Supply, Inc. 2.34%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	1,984,464
872,104	EG Group Ltd. 4.75%, 03/31/2026, 1 mo. USD LIBOR + 4.250%	870,796
952,613	Foundation Building Materials Holding Co. LLC 3.75%, 02/03/2028, 1 mo. USD LIBOR + 3.250%	944,477
3,086,675	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	3,093,744
1,536,018	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	1,530,090
	IRB Holding Corp.
470,377	3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	469,003
1,195,962	4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	1,195,113
1,733,038	KFC Holding Co. 1.84%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	1,730,508
	LBM Acquisition LLC
411,667	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(10)	405,833
821,270	3.88%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	809,633
1,497,444	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,476,225
1,717,025	Les Schwab Tire Centers 4.00%, 11/02/2027, 1 mo. USD LIBOR + 3.250%	1,713,814
1,745,625	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	1,742,361
1,358,175	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	1,357,211
1,147,125	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	1,147,538
4,500,000	Pilot Travel Centers LLC 2.09%, 07/28/2028, 1 mo. USD LIBOR + 2.000%	4,471,065
560,000	Specialty Building Products Holdings LLC 0.00%, 10/15/2028, 1 mo. USD LIBOR + 3.750%(10)	557,727
2,224,425	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	2,223,802
991,246	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	951,695
1,460,250	White Cap Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	1,463,068
		32,771,927
	Semiconductors - 0.2%
834,446	CMC Materials, Inc. 2.13%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	831,842
552,812	Entegris, Inc. 2.09%, 11/06/2025, 3 mo. USD LIBOR + 2.000%	552,121

The accompanying notes are an integral part of these financial statements.
127

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Semiconductors - 0.2% - (continued)
$ 2,240,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(10)	$ 2,237,200
559,305	ON Semiconductor Corp. 2.09%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	558,651
505,000	Synaptics Incorporated 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(10)	505,788
535,000	TPG Elf Purchaser LLC 0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.500%(10)	534,331
		5,219,933
	Software - 1.5%
482,575	Athenahealth, Inc. 4.38%, 02/11/2026, 1 mo. USD LIBOR + 4.250%	483,781
471,437	Camelot U.S. Acquisition Co. 4.00%, 10/30/2026, 1 mo. USD LIBOR + 3.000%	472,145
1,120,000	CCC Intelligent Solutions, Inc. 3.00%, 09/21/2028, 1 mo. USD LIBOR + 2.500%	1,116,360
EUR 850,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	981,549
$ 2,446,100	DCert Buyer, Inc. 4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	2,446,369
4,953,654	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	4,931,561
1,926,925	E2open LLC 3.75%, 02/04/2028, 1 mo. USD LIBOR + 3.250%	1,927,734
529,200	Emerald TopCo, Inc. 3.63%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	525,099
538,867	Epicor Software Corp. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	538,150
1,006,706	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	1,000,918
1,589,177	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	1,589,669
143,728	MA Finance Co. LLC 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	142,156
1,260,000	Mitchell International, Inc. 4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	1,248,030
307,639	Navicure, Inc. 4.09%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	307,833
1,572,100	Playtika Holding Corp. 2.84%, 03/13/2028, 1 mo. USD LIBOR + 2.750%	1,568,657
2,110,000	Polaris Newco LLC 4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	2,114,051
124,375	Press Ganey Holdings, Inc. 4.50%, 07/24/2026, 1 mo. USD LIBOR + 3.750%	124,530
2,200,000	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%	2,194,720
970,634	Seattle Spinco, Inc. 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	960,015
242,427	SS&C European Holdings S.a.r.l. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	239,751
1,796,092	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	1,778,537
	Ultimate Software Group, Inc.
632,100	3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	632,783
1,539,727	4.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%	1,541,467
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.4%(9) - (continued)
	Software - 1.5% - (continued)
$ 196,471	Verint Systems, Inc. 2.08%, 06/28/2024, 3 mo. USD LIBOR + 2.000%	$ 195,489
3,523,425	Zelis Healthcare Corporation 3.58%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	3,506,618
		32,567,972
	Telecommunications - 0.6%
1,648,344	Altice France S.A. 3.81%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	1,629,388
1,011,975	CenturyLink, Inc. 2.34%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	998,485
1,702,181	Ciena Corp. 1.84%, 09/26/2025, 1 mo. USD LIBOR + 1.750%	1,700,054
375,211	Consolidated Communications, Inc. 4.25%, 10/02/2027, 1 mo. USD LIBOR + 3.500%	375,125
487,550	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	486,575
1,344,926	Level 3 Financing, Inc. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	1,326,675
	Lorca Finco plc
EUR 1,390,000	0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(10)	1,595,238
1,237,234	4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%	1,429,270
$ 701,925	Numericable Group S.A. 2.88%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	689,494
830,000	Xplornet Communications, Inc. 0.00%, 10/02/2028, 1 mo. USD LIBOR + 4.000%(10)	828,224
	Zayo Group Holdings, Inc.
1,898,777	3.09%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	1,867,769
EUR 428,475	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	484,485
		13,410,782
	Transportation - 0.3%
$ 1,770,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	1,756,955
3,102,750	Genesee & Wyoming, Inc. 2.13%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	3,083,699
666,650	PODS LLC 3.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	665,403
1,795,500	Savage Enterprises LLC 3.75%, 09/15/2028, 1 mo. USD LIBOR + 3.250%	1,798,499
		7,304,556
	Total Senior Floating Rate Interests (cost $419,941,019)	$ 419,084,768
U.S. GOVERNMENT AGENCIES - 4.1%
	Mortgage-Backed Agencies - 4.1%
	FHLMC - 1.7%
1,501,272	1.00%, 05/25/2033	$ 1,503,715
5,865,162	1.00%, 01/15/2041	5,850,513
4,051,753	1.00%, 05/15/2041	4,075,492
1,920,419	1.00%, 06/15/2044	1,925,669
1,309,685	1.04%, 11/25/2048, 1 mo. USD LIBOR + 0.950%(1)(2)	1,310,101
2,438,219	1.25%, 07/15/2031	2,460,393
707,535	1.50%, 01/15/2027	717,196
2,338,432	2.00%, 09/15/2041	2,379,229

The accompanying notes are an integral part of these financial statements.
128

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 4.1% - (continued)
	Mortgage-Backed Agencies - 4.1% - (continued)
	FHLMC - 1.7% - (continued)
$ 2,916,672	2.50%, 12/15/2042	$ 3,015,419
2,611,786	3.00%, 04/01/2031	2,754,096
416,581	3.50%, 04/01/2027	444,015
3,623,775	3.50%, 03/01/2032	3,859,045
233,534	3.50%, 09/15/2043	241,303
725,193	3.75%, 05/15/2039(4)	738,798
4,283,744	4.79%, 04/25/2028, 1 mo. USD LIBOR + 4.700%(2)	4,435,153
		35,710,137
	FNMA - 1.6%
1,284,514	1.50%, 11/25/2042	1,300,575
329,469	1.75%, 05/25/2040	331,418
3,119,036	2.00%, 04/25/2034	3,194,482
223,388	2.00%, 07/25/2039	223,760
3,018,007	2.00%, 12/25/2042	3,031,410
4,918,861	2.50%, 03/25/2035	5,051,185
3,996,710	3.00%, 02/25/2043	4,123,372
129,010	3.00%, 04/25/2043	132,238
1,253,766	3.00%, 05/25/2047	1,286,968
3,548,471	3.25%, 11/25/2043	3,651,072
553,341	3.50%, 11/01/2026	587,389
1,845,501	3.50%, 12/01/2026	1,968,890
239,923	3.50%, 12/01/2028	255,583
3,570,417	3.50%, 10/25/2035	3,801,534
1,921,036	3.50%, 07/25/2045	1,989,855
903,285	3.50%, 05/25/2056	939,374
3,139,511	4.00%, 11/25/2041	3,350,138
		35,219,243
	GNMA - 0.5%
1,908,747	2.00%, 05/20/2046	1,935,286
4,969,642	2.50%, 10/20/2041	5,115,593
2,307,637	2.50%, 07/20/2042	2,406,846
974,277	3.00%, 08/20/2045	1,011,460
943,870	3.50%, 05/20/2048	1,012,626
95,487	5.00%, 08/20/2039	104,310
		11,586,121
	UMBS - 0.3%
5,600,000	3.50%, 11/16/2036(12)	5,940,763
		5,940,763
	Total U.S. Government Agencies (cost $86,694,197)	$ 88,456,264
U.S. GOVERNMENT SECURITIES - 1.6%
	U.S. Treasury Securities - 1.6%
	U.S. Treasury Notes - 1.6%
10,000,000	0.13%, 05/15/2023	$ 9,960,937
5,000,000	0.13%, 02/15/2024	4,947,461
10,000,000	0.25%, 06/15/2024	9,884,766
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 1.6% - (continued)
	U.S. Treasury Securities - 1.6% - (continued)
	U.S. Treasury Notes - 1.6% - (continued)
$ 9,950,000	1.38%, 02/15/2023		$ 10,090,311
	Total U.S. Government Securities (cost $34,954,440)		$ 34,883,475
	Total Long-Term Investments (Cost $2,143,714,533)		$ 2,154,661,862
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
7,139,780	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $7,139,786; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $7,282,669		$ 7,139,780
	Securities Lending Collateral - 0.0%
2,586	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(13)		2,586
396,982	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(13)		396,982
28,500	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(13)		28,500
			428,068
	Total Short-Term Investments (cost $7,567,848)		$ 7,567,848
	Total Investments (cost $2,151,282,381)	100.2%	$ 2,162,229,710
	Other Assets and Liabilities	(0.2)%	(3,646,065)
	Total Net Assets	100.0%	$ 2,158,583,645
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
129

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $844,737,002, representing 39.1% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of this security was $447,691, representing 0.0% of net assets.
(8)	Security is a zero-coupon bond.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $357,109, which rounds to 0.0% of total net assets.
(12)	Represents or includes a TBA transaction.
(13)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,484	12/31/2021	$ 325,367,000	$ (1,382,498)
Short position contracts:
U.S. Treasury 5-Year Note Future	1,683	12/31/2021	$ 204,905,250	$ 2,895,384
U.S. Treasury 10-Year Note Future	264	12/21/2021	34,505,625	696,581
Total				$ 3,591,965
Total futures contracts				$ 2,209,467

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
2,614,000	EUR	3,044,278	USD	UBS	11/04/2021	$ (22,259)
3,035,458	USD	2,614,000	EUR	BCLY	11/04/2021	13,440
40,930,536	USD	35,245,203	EUR	DEUT	11/30/2021	163,331
3,046,225	USD	2,614,000	EUR	UBS	12/07/2021	21,892
Total foreign currency contracts						$ 176,404
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
130

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 519,570,250	$ —	$ 519,570,250	$ —
Corporate Bonds	1,079,754,455	—	1,079,754,455	—
Municipal Bonds	12,912,650	—	12,912,650	—
Senior Floating Rate Interests	419,084,768	—	419,084,768	—
U.S. Government Agencies	88,456,264	—	88,456,264	—
U.S. Government Securities	34,883,475	—	34,883,475	—
Short-Term Investments	7,567,848	428,068	7,139,780	—
Foreign Currency Contracts(2)	198,663	—	198,663	—
Futures Contracts(2)	3,591,965	3,591,965	—	—
Total	$ 2,166,020,338	$ 4,020,033	$ 2,162,000,305	$ —
Liabilities
Foreign Currency Contracts(2)	$ (22,259)	$ —	$ (22,259)	$ —
Futures Contracts(2)	(1,382,498)	(1,382,498)	—	—
Total	$ (1,404,757)	$ (1,382,498)	$ (22,259)	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
131

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.5%
	Asset-Backed - Automobile - 1.3%
	American Credit Acceptance Receivables Trust
$ 5,750,000	3.64%, 05/15/2028(1)	$ 5,668,843
7,760,000	4.21%, 07/13/2028(1)	7,709,556
2,100,000	Carvana Auto Receivables Trust 4.55%, 01/10/2028(1)	2,094,145
7,450,000	DT Auto Owner Trust 1.31%, 05/17/2027(1)	7,321,829
	Exeter Automobile Receivables Trust
6,500,000	1.55%, 06/15/2027	6,425,594
3,340,000	5.56%, 06/15/2027(1)	3,501,573
536,169	Securitized Term Auto Loan Receivables Trust 4.57%, 03/25/2026(1)	547,965
8,830,000	Westlake Automobile Receivables Trust 3.66%, 12/15/2027(1)	8,745,093
		42,014,598
	Asset-Backed - Credit Card - 0.1%
4,000,000	Mercury Financial Credit Card Master Trust 6.26%, 03/20/2026(1)	4,007,475
	Asset-Backed - Finance & Insurance - 1.3%
1,012,824	Aaset Trust 6.41%, 01/16/2040(1)	485,608
2,235,000	Aligned Data Centers Issuer LLC 2.48%, 08/15/2046(1)	2,241,981
2,875,000	Ares CLO Ltd. 5.83%, 07/22/2030, 3 mo. USD LIBOR + 5.700%(1)(2)	2,777,376
2,183,000	Atlas Senior Loan Fund Ltd. 5.88%, 07/26/2031, 3 mo. USD LIBOR + 5.750%(1)(2)	1,992,153
305,000	Ballyrock CLO Ltd. 7.13%, 01/20/2034, 3 mo. USD LIBOR + 7.000%(1)(2)	305,243
31,978	Bayview Koitere Fund Trust 4.00%, 11/28/2053(1)(3)	32,538
	CIFC Funding Ltd.
2,660,000	5.07%, 04/19/2029, 3 mo. USD LIBOR + 4.950%(1)(2)	2,590,154
2,270,000	6.97%, 01/15/2034, 3 mo. USD LIBOR + 6.850%(1)(2)	2,285,540
2,500,000	Dryden 64 CLO Ltd. 5.72%, 04/18/2031, 3 mo. USD LIBOR + 5.600%(1)(2)	2,456,207
18,616	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(3)	17,236
1,260,534	GSAMP Trust 0.18%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(2)	916,347
4,899,990	Madison Park Funding Ltd. 5.93%, 10/22/2030, 3 mo. USD LIBOR + 5.800%(1)(2)	4,796,865
3,400,000	Oaktree CLO Ltd. 7.36%, 10/20/2032, 3 mo. USD LIBOR + 7.230%(1)(2)	3,400,588
3,000,000	Octagon Loan Funding Ltd. 6.13%, 11/18/2031, 3 mo. USD LIBOR + 6.000%(1)(2)	2,916,588
2,000,000	Sound Point CLO Ltd. 7.03%, 10/20/2028, 3 mo. USD LIBOR + 6.900%(1)(2)	1,980,976
34,924	Springleaf Funding Trust 2.68%, 07/15/2030(1)	34,962
4,250,000	Symphony CLO Ltd. 6.22%, 10/15/2031, 3 mo. USD LIBOR + 6.100%(1)(2)	4,074,067
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.5% - (continued)
	Asset-Backed - Finance & Insurance - 1.3% - (continued)
$ 1,715,000	Vericrest Opportunity Loan Transferee 4.21%, 08/25/2051(1)(4)	$ 1,702,750
6,150,000	Webster Park CLO Ltd. 5.63%, 07/20/2030, 3 mo. USD LIBOR + 5.500%(1)(2)	6,074,835
572,688	Wendy's Funding LLC 3.88%, 03/15/2048(1)	604,838
		41,686,852
	Asset-Backed - Home Equity - 0.1%
	GSAA Home Equity Trust
487,407	0.23%, 12/25/2046, 1 mo. USD LIBOR + 0.140%(2)	183,445
846,801	0.25%, 02/25/2037, 1 mo. USD LIBOR + 0.160%(2)	332,494
882,640	0.45%, 11/25/2036, 1 mo. USD LIBOR + 0.360%(2)	320,374
612,885	0.55%, 04/25/2047, 1 mo. USD LIBOR + 0.460%(2)	372,825
2,091,104	Morgan Stanley Mortgage Loan Trust 0.43%, 11/25/2036, 1 mo. USD LIBOR + 0.340%(2)	807,936
	Soundview Home Loan Trust
2,251,000	0.33%, 07/25/2036, 1 mo. USD LIBOR + 0.240%(2)	2,151,196
115,000	0.59%, 11/25/2036, 1 mo. USD LIBOR + 0.500%(2)	111,725
		4,279,995
	Commercial Mortgage-Backed Securities - 0.9%
2,060,000	BAMLL Commercial Mortgage Securities Trust 3.72%, 11/05/2032(1)(3)	1,737,634
	BBCMS Mortgage Trust
2,490,000	0.99%, 04/15/2053(3)(5)	196,528
4,338,998	1.63%, 04/15/2053(3)(5)	435,183
	Benchmark Mortgage Trust
15,287,693	1.23%, 03/15/2062(3)(5)	1,091,809
8,682,004	1.52%, 01/15/2054(3)(5)	1,011,265
	BX Commercial Mortgage Trust
853,596	2.59%, 12/15/2036, 1 mo. USD LIBOR + 2.500%(1)(2)	849,315
1,742,000	2.94%, 09/15/2036, 1 mo. USD LIBOR + 2.850%(1)(2)	1,729,995
1,120,000	BX Trust 5.02%, 06/15/2023, 1 mo. USD LIBOR + 4.930%(1)(2)	1,113,063
2,260,000	CAMB Commercial Mortgage Trust 3.34%, 12/15/2037, 1 mo. USD LIBOR + 3.250%(1)(2)	2,254,294
180,000	Citigroup Commercial Mortgage Trust 4.57%, 03/10/2047(1)(3)	181,641
	Commercial Mortgage Trust
1,350,000	4.65%, 08/10/2047(3)	1,381,574
981,000	4.75%, 10/15/2045(1)(3)	314,960
3,012	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	3,048
	DBJPM Mortgage Trust
20,610,143	1.44%, 08/10/2049(3)(5)	1,189,430
4,152,972	1.71%, 09/15/2053(3)(5)	398,493
	GS Mortgage Securities Trust
3,772,943	0.07%, 07/10/2046(3)(5)	3,871
66,398	0.09%, 08/10/2044(1)(3)(5)	0
7,553,068	0.67%, 02/13/2053(3)(5)	341,934
565,333	3.67%, 04/10/2047(1)	22,613

The accompanying notes are an integral part of these financial statements.
132

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.5% - (continued)
	Commercial Mortgage-Backed Securities - 0.9% - (continued)
$ 1,450,000	4.65%, 10/15/2036, 1 mo. USD LIBOR + 4.550%(1)(2)	$ 1,451,322
2,190,000	4.74%, 11/10/2045(1)(3)	2,206,467
175,000	4.96%, 04/10/2047(1)(3)	95,967
	JP Morgan Chase Commercial Mortgage Securities Trust
860,000	2.73%, 10/15/2045(1)(3)	653,050
485,000	4.36%, 12/15/2047(1)(3)	386,123
315,444	5.57%, 08/15/2046(1)(3)	313,110
	Morgan Stanley Capital Trust
2,055,000	4.28%, 06/15/2050(3)	2,183,473
465,000	5.09%, 07/15/2049(1)(3)	210,160
4,551	5.66%, 10/12/2052(1)(3)	1,411
255,000	MTRO Commercial Mortgage Trust 2.14%, 12/15/2033, 1 mo. USD LIBOR + 2.050%(1)(2)	247,083
1,700,000	Natixis Commercial Mortgage Securities Trust 4.30%, 10/15/2036(1)	1,670,683
15,000	Wells Fargo Commercial Mortgage Trust 4.15%, 05/15/2048(3)	15,219
	Wells Fargo N.A.
6,546,556	0.60%, 11/15/2062(3)(5)	278,015
28,736,848	0.65%, 11/15/2062(3)(5)	1,347,750
5,347,781	0.70%, 12/15/2052(3)(5)	266,603
12,388,761	0.89%, 01/15/2063(3)(5)	768,293
9,324,617	0.90%, 05/15/2062(3)(5)	536,580
4,273,458	1.23%, 03/15/2063(3)(5)	352,323
14,105,101	1.78%, 03/15/2063(3)(5)	1,848,960
	WF-RBS Commercial Mortgage Trust
142,141	3.02%, 11/15/2047(1)	8,528
2,125,000	4.81%, 11/15/2045(1)(3)	1,932,882
215,000	4.89%, 06/15/2044(1)(3)	129,562
		31,160,214
	Other Asset-Backed Securities - 0.9%
69,074	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(3)	69,556
	Bayview Opportunity Master Fund Trust
33,848	3.50%, 01/28/2055(1)(3)	34,374
57,177	3.50%, 06/28/2057(1)(3)	58,228
68,421	4.00%, 10/28/2064(1)(3)	69,545
1,500,000	Burnham Park CLO Ltd. 5.53%, 10/20/2029, 3 mo. USD LIBOR + 5.400%(1)(2)	1,473,267
929,206	CF Hippolyta LLC 2.60%, 07/15/2060(1)	932,580
	Domino's Pizza Master Issuer LLC
471,600	3.67%, 10/25/2049(1)	507,068
649,900	4.12%, 07/25/2048(1)	668,093
	Octagon Investment Partners Ltd.
5,000,000	5.87%, 07/17/2030, 3 mo. USD LIBOR + 5.750%(1)(2)	4,807,660
2,825,000	6.07%, 07/15/2030, 3 mo. USD LIBOR + 5.950%(1)(2)	2,744,151
	Pretium Mortgage Credit Partners LLC
3,705,000	3.72%, 07/25/2051(1)(4)	3,688,746
6,350,000	3.84%, 07/25/2051(1)(4)	6,322,016
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.5% - (continued)
	Other Asset-Backed Securities - 0.9% - (continued)
$ 1,890,000	3.84%, 06/27/2060(1)(4)	$ 1,875,215
6,750,000	Stewart Park CLO Ltd. 5.40%, 01/15/2030, 3 mo. USD LIBOR + 5.280%(1)(2)	6,440,296
10,757	Towd Point Mortgage Trust 2.25%, 04/25/2056(1)(3)	10,775
		29,701,570
	Whole Loan Collateral CMO - 4.9%
	Alternative Loan Trust
28,957	0.59%, 12/25/2035, 1 mo. USD LIBOR + 0.500%(2)	14,102
112,094	0.63%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	112,229
193,679	0.73%, 11/25/2035, 1 mo. USD LIBOR + 0.640%(2)	174,762
591,558	5.75%, 05/25/2036	353,426
605,218	6.00%, 05/25/2036	455,468
131,830	Bank of America Mortgage Trust 2.69%, 09/25/2035(3)	130,478
114,530	Bear Stearns Adjustable Rate Mortgage Trust 2.38%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	117,503
56,204	Bear Stearns Alt-A Trust 0.59%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	68,250
	Bellemeade Re Ltd.
30,043	1.19%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(2)	30,043
665,000	6.09%, 08/26/2030, 1 mo. USD LIBOR + 6.000%(1)(2)	696,405
540,464	Chase Mortgage Finance Trust 5.50%, 11/25/2035	505,014
309,764	CHL Mortgage Pass-Through Trust 2.90%, 09/25/2047(3)	298,274
1,727,000	COLT Mortgage Loan Trust 5.31%, 09/25/2065(1)(3)	1,737,970
	Connecticut Avenue Securities Trust
2,240,000	3.09%, 01/25/2040, 1 mo. USD LIBOR + 3.000%(1)(2)	2,218,954
9,000,000	3.34%, 01/25/2040, 1 mo. USD LIBOR + 3.250%(1)(2)	9,036,371
5,885,000	3.49%, 10/25/2039, 1 mo. USD LIBOR + 3.400%(1)(2)	5,940,171
7,957,000	3.84%, 09/25/2039, 1 mo. USD LIBOR + 3.750%(1)(2)	8,016,854
990,000	4.19%, 07/25/2039, 1 mo. USD LIBOR + 4.100%(1)(2)	1,005,366
990,000	5.34%, 06/25/2039, 1 mo. USD LIBOR + 5.250%(1)(2)	1,016,690
76,240	CSMC Trust 3.25%, 04/25/2047(1)(3)	79,183
	Eagle RE Ltd.
217,145	1.79%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	217,361
8,870,000	5.80%, 10/25/2033, SOFR30A + 5.750%(1)(2)	9,201,463
5,881,000	Ellington Financial Mortgage Trust 3.86%, 06/25/2066(1)(3)	5,885,135

The accompanying notes are an integral part of these financial statements.
133

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.5% - (continued)
	Whole Loan Collateral CMO - 4.9% - (continued)
	Fannie Mae Connecticut Avenue Securities
$ 1,156,953	2.69%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(2)	$ 1,171,146
4,348,959	3.09%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	4,422,057
6,890,000	3.84%, 10/25/2030, 1 mo. USD LIBOR + 3.750%(2)	7,184,849
657,000	4.99%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	683,433
34,072	GMACM Mortgage Loan Trust 2.98%, 04/19/2036(3)	29,759
351,712	GSR Mortgage Loan Trust 2.95%, 01/25/2036(3)	359,842
1,060,908	HarborView Mortgage Loan Trust 0.32%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	1,064,414
21,102	Impac CMB Trust 2.34%, 02/25/2036, 1 mo. USD LIBOR + 2.250%(2)	21,734
388,434	IndyMac IMSC Mortgage Loan Trust 0.24%, 03/25/2047, 1 mo. USD LIBOR + 0.150%(2)	311,213
	JP Morgan Mortgage Trust
134,064	2.76%, 11/25/2035(3)	129,217
27,516	3.00%, 04/25/2037(3)	24,559
174,246	3.06%, 05/25/2036(3)	156,850
1,229,744	Legacy Mortgage Asset Trust 3.25%, 11/25/2059(1)(4)	1,235,345
2,000,000	LHOME Mortgage Trust 4.61%, 06/25/2026(1)(4)	2,000,682
62,548	MASTR Adjustable Rate Mortgages Trust 2.72%, 11/21/2034(3)	63,484
	New Residential Mortgage Loan Trust
74,095	3.75%, 11/25/2056(1)(3)	78,780
80,329	4.00%, 05/25/2057(1)(3)	84,893
219,935	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.60%, 06/25/2036(3)	194,415
3,970,000	NYMT Loan Trust 3.56%, 08/25/2061(1)(4)	3,933,003
1,878,240	Oaktown Re Ltd. 7.09%, 07/25/2030, 1 mo. USD LIBOR + 7.000%(1)(2)	1,909,699
4,645,000	OSAT Trust 3.97%, 05/25/2065(1)(4)	4,611,532
	PMT Credit Risk Transfer Trust
279,023	2.09%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	279,047
2,289,987	2.99%, 02/27/2024, 1 mo. USD LIBOR + 2.900%(1)(2)	2,323,877
	Preston Ridge Partners Mortgage Trust LLC
1,265,000	3.47%, 04/25/2026(1)(4)	1,269,363
3,505,000	3.47%, 07/25/2026(1)(4)	3,476,273
5,370,000	3.67%, 08/25/2026(1)(4)	5,346,216
9,255,000	3.97%, 10/25/2026(1)(3)(6)(7)	9,254,722
996,000	4.70%, 11/25/2025(1)(4)	997,951
1,495,040	4.75%, 10/25/2024(1)(3)	1,496,078
9,920,000	Pretium Mortgage Credit Partners LLC 3.60%, 02/25/2061(1)(4)	9,845,322
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.5% - (continued)
	Whole Loan Collateral CMO - 4.9% - (continued)
$ 1,450,000	Radnor RE Ltd. 5.69%, 10/25/2030, 1 mo. USD LIBOR + 5.600%(1)(2)	$ 1,468,712
875,000	RCO Mortgage LLC 3.97%, 05/26/2026(1)(4)	873,772
954,520	Structured Asset Mortgage Investments Trust 0.55%, 02/25/2036, 1 mo. USD LIBOR + 0.460%(2)	923,537
4,675,000	Triangle Re Ltd. 5.59%, 10/25/2033, 1 mo. USD LIBOR + 5.500%(1)(2)	4,908,402
	VCAT LLC
13,902,000	3.84%, 08/25/2051(1)(4)	13,869,260
2,140,000	4.21%, 03/27/2051(1)(4)	2,156,033
2,170,000	Verus Securitization Trust 5.68%, 08/25/2050(1)(4)	2,177,558
2,385,000	VOLT C LLC 4.83%, 05/25/2051(1)(4)	2,368,838
2,205,000	VOLT CI LLC 4.83%, 05/25/2051(1)(4)	2,192,464
2,065,000	VOLT XCIII LLC 4.83%, 02/27/2051(1)(4)	2,054,867
5,705,000	VOLT XCIV LLC 4.95%, 02/27/2051(1)(4)	5,675,299
4,195,000	VOLT XCIX LLC 4.95%, 04/25/2051(1)(4)	4,223,967
5,145,000	VOLT XCV LLC 4.95%, 03/27/2051(1)(4)	5,143,780
2,864,000	VOLT XCVIII LLC 4.95%, 04/25/2051(1)(4)	2,882,991
18,283	WaMu Mortgage Pass-Through Certificates Trust 0.93%, 06/25/2044, 1 mo. USD LIBOR + 0.840%(2)	18,133
383,985	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.69%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	261,137
1,460,000	ZH Trust 2.25%, 02/18/2027(1)	1,456,957
		163,926,934
	Total Asset & Commercial Mortgage-Backed Securities (cost $317,916,705)	$ 316,777,638
CONVERTIBLE BONDS - 3.7%
	Auto Manufacturers - 0.1%
3,991,000	Ford Motor Co. 0.00%, 03/15/2026(1)(8)	$ 4,720,902
	Biotechnology - 0.2%
1,896,000	Apellis Pharmaceuticals, Inc. 3.50%, 09/15/2026	2,246,760
2,660,000	Exact Sciences Corp. 0.38%, 03/15/2027	3,007,462
		5,254,222
	Commercial Services - 0.5%
4,293,000	Alarm.com Holdings, Inc. 0.01%, 01/15/2026(1)(8)	3,939,404
EUR 2,300,000	Nexi S.p.A. 1.75%, 04/24/2027(9)	3,032,366
$ 3,552,000	Repay Holdings Corp. 0.01%, 02/01/2026(1)(8)	3,279,852

The accompanying notes are an integral part of these financial statements.
134

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 3.7% - (continued)
	Commercial Services - 0.5% - (continued)
	Square, Inc.
$ 1,688,000	0.13%, 03/01/2025	$ 3,614,448
1,925,000	0.25%, 11/01/2027(1)(10)	2,325,691
		16,191,761
	Energy-Alternate Sources - 0.2%
2,795,000	Enphase Energy, Inc. 0.01%, 03/01/2028(1)(8)	3,132,808
1,286,000	Maxeon Solar Technologies Ltd. 6.50%, 07/15/2025	1,871,773
		5,004,581
	Engineering & Construction - 0.0%
800,000	Vinci S.A. 0.38%, 02/16/2022(9)	888,104
	Entertainment - 0.2%
4,800,000	DraftKings, Inc. 0.00%, 03/15/2028(1)(8)	4,185,317
800,000	Penn National Gaming, Inc. 2.75%, 05/15/2026	2,520,740
		6,706,057
	Healthcare - Products - 0.4%
4,337,000	Insulet Corp. 0.38%, 09/01/2026	6,433,122
3,894,000	Integra LifeSciences Holdings Corp. 0.50%, 08/15/2025	4,222,264
3,265,000	NuVasive, Inc. 0.38%, 03/15/2025	3,077,263
		13,732,649
	Internet - 0.5%
	ETSY, Inc.
945,000	0.13%, 10/01/2026	2,732,341
2,458,000	0.25%, 06/15/2028(1)	3,139,784
2,500,000	Sea Ltd. 0.25%, 09/15/2026	2,625,563
3,050,000	Snap, Inc. 0.01%, 05/01/2027(1)	3,088,454
885,000	Trip.com Group Ltd. 1.99%, 07/01/2025	822,596
5,068,000	Uber Technologies, Inc. 0.01%, 12/15/2025(1)(8)	4,875,547
		17,284,285
	IT Services - 0.1%
2,450,000	PAR Technology Corp. 1.50%, 10/15/2027	2,680,344
	Leisure Time - 0.1%
3,606,000	Royal Caribbean Cruises Ltd. 4.25%, 06/15/2023	4,863,872
	Machinery-Diversified - 0.3%
5,748,000	Middleby Corp. 1.00%, 09/01/2025	8,655,258
	Miscellaneous Manufacturing - 0.1%
4,474,000	John Bean Technologies Corp. 0.25%, 05/15/2026(1)	4,833,308
	Oil & Gas - 0.2%
3,065,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025	5,416,677
Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 3.7% - (continued)
	Pharmaceuticals - 0.2%
$ 2,025,000	Aerie Pharmaceuticals, Inc. 1.50%, 10/01/2024(10)	$ 1,809,844
3,930,000	Dexcom, Inc. 0.25%, 11/15/2025	5,016,848
		6,826,692
	Real Estate Investment Trusts - 0.2%
4,423,000	Pebblebrook Hotel Trust 1.75%, 12/15/2026	4,923,249
1,256,000	PennyMac Corp. 5.50%, 03/15/2026(1)	1,293,680
		6,216,929
	Retail - 0.1%
3,725,000	Shake Shack, Inc. 0.00%, 03/01/2028(1)(8)	3,058,666
	Software - 0.3%
6,225,000	Ringcentral, Inc. 0.01%, 03/01/2025(8)	6,384,516
1,935,000	Workday, Inc. 0.25%, 10/01/2022	3,819,303
		10,203,819
	Total Convertible Bonds (cost $112,383,406)	$ 122,538,126
CORPORATE BONDS - 25.3%
	Aerospace/Defense - 0.2%
	Embraer Netherlands Finance B.V.
4,420,000	6.95%, 01/17/2028(1)	$ 4,903,990
1,840,000	6.95%, 01/17/2028(9)	2,041,480
16,000	Howmet Aerospace, Inc. 6.88%, 05/01/2025	18,540
279,000	SSL Robotics LLC 9.75%, 12/31/2023(1)	301,320
		7,265,330
	Agriculture - 0.2%
	Kernel Holding S.A.
3,975,000	6.50%, 10/17/2024(1)	4,196,514
1,745,000	6.75%, 10/27/2027(1)	1,850,084
1,090,000	6.75%, 10/27/2027(9)	1,155,640
		7,202,238
	Airlines - 0.4%
3,175,000	American Airlines, Inc. 5.75%, 04/20/2029(1)	3,417,094
6,600,396	Hawaiian Brand Intellectual Property Ltd. 5.75%, 01/20/2026(1)	6,922,165
3,197,999	Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd. 8.00%, 09/20/2025(1)	3,579,640
		13,918,899
	Auto Manufacturers - 0.4%
	Daimler Canada Finance, Inc.
CAD 3,135,000	2.23%, 12/16/2021	2,538,547
2,080,000	3.05%, 05/16/2022	1,702,583
1,500,000	3.30%, 08/16/2022	1,234,332
4,200,000	General Motors Financial of Canada Ltd. 2.60%, 06/01/2022	3,427,738

The accompanying notes are an integral part of these financial statements.
135

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Auto Manufacturers - 0.4% - (continued)
CAD 1,000,000	Honda Canada Finance, Inc. 2.27%, 07/15/2022	$ 816,757
3,800,000	VW Credit Canada, Inc. 2.65%, 06/27/2022(9)	3,107,836
		12,827,793
	Auto Parts & Equipment - 0.3%
	Adient Global Holdings Ltd.
EUR 1,945,000	3.50%, 08/15/2024(9)	2,273,714
$ 1,050,000	4.88%, 08/15/2026(1)	1,068,989
EUR 2,645,000	Clarios Global L.P. / Clarios U.S. Finance Co. 4.38%, 05/15/2026(9)	3,126,930
$ 3,690,000	Nemak S.A.B. de C.V. 3.63%, 06/28/2031(1)	3,453,840
		9,923,473
	Chemicals - 0.6%
7,940,000	Braskem Idesa 6.99%, 02/20/2032(1)	8,127,344
980,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(9)	1,000,835
	OCP S.A.
200,000	3.75%, 06/23/2031(1)	195,999
495,000	4.50%, 10/22/2025(9)	525,965
4,684,000	5.13%, 06/23/2051(1)	4,559,874
200,000	6.88%, 04/25/2044(9)	239,456
	Syngenta Finance N.V.
3,036,000	5.68%, 04/24/2048(1)	3,744,797
595,000	5.68%, 04/24/2048(9)	733,911
		19,128,181
	Commercial Banks - 2.6%
	Abanca Corp. Bancaria S.A.
EUR 600,000	4.63%, 04/07/2030, (4.62% fixed rate until 04/07/2025; 5 year EUR Swap + 5.014% thereafter)(9)(11)	748,394
400,000	6.00%, 01/20/2026, (6.00% fixed rate until 01/20/2026; 5 year EUR Swap + 6.570% thereafter)(9)(11)(12)	487,046
1,000,000	7.50%, 10/02/2023, (7.50% fixed rate until 10/02/2023; 5 year EUR Swap + 7.326% thereafter)(9)(11)(12)	1,241,255
$ 1,500,000	Agricultural Bank of China Ltd. 0.81%, 07/30/2022	1,503,091
	Argenta Spaarbank N.V.
EUR 1,000,000	1.00%, 10/13/2026(9)	1,176,406
1,500,000	1.00%, 01/29/2027(9)	1,762,299
	Banca Monte dei Paschi di Siena S.p.A.
275,000	0.88%, 10/08/2027(9)	326,631
675,000	1.88%, 01/09/2026(9)	770,262
750,000	2.63%, 04/28/2025(9)	874,914
975,000	3.63%, 09/24/2024(9)	1,156,629
200,000	Banco BPM S.p.A. 1.33%, 12/21/2021, 3 mo. EURIBOR + 1.880%(2)(12)	225,420
1,300,000	Banco Comercial Portugues S.A. 1.13%, 02/12/2027, (1.13% fixed rate until 02/12/2026; 1 year EUR Swap + 1.550% thereafter)	1,455,666
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 2.6% - (continued)
	Banco de Credito del Peru
$ 220,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(9)(11)	$ 218,284
185,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(1)(11)	183,557
60,000	3.25%, 09/30/2031, (3.25% fixed rate until 09/30/2026; 5 year USD CMT + 2.450% thereafter)(1)(11)	59,460
	Banco de Credito Social Cooperativo S.A.
EUR 1,400,000	5.25%, 11/27/2031, (5.25% fixed rate until 05/27/2026; 5 year EUR Swap + 5.419% thereafter)(9)(11)	1,703,366
1,100,000	7.75%, 06/07/2027, (7.75% fixed rate until 06/07/2022; 5 year EUR Swap + 7.591% thereafter)(9)(11)	1,327,344
	Banco do Brasil S.A.
$ 200,000	4.63%, 01/15/2025, 5 year EUR Swap + 7.591%(1)(12)	209,402
570,000	4.63%, 01/15/2025	596,796
1,075,000	4.75%, 03/20/2024	1,127,417
EUR 1,140,000	Banco Santander S.A. 1.00%, 12/15/2024(3)(12)	1,254,768
$ 760,000	Bancolombia S.A. 4.63%, 12/18/2029, (4.62% fixed rate until 12/18/2024; 5 year USD CMT + 2.944% thereafter)(11)	774,216
710,000	Bangkok Bank PCL 3.47%, 09/23/2036, (3.47% fixed rate until 09/23/2031; 5 year USD CMT + 2.150% thereafter)(1)(11)	704,889
400,000	Bank Leumi Le-Israel BM 3.28%, 01/29/2031, (3.28% fixed rate until 01/29/2026; 5 year USD CMT + 1.631% thereafter)(1)(9)(11)	403,000
	Bank of China Ltd.
500,000	0.70%, 01/16/2022, 3 mo. USD LIBOR + 0.580%(2)(9)	500,202
2,500,000	1.01%, 11/22/2022, 3 mo. USD LIBOR + 0.880%(2)(9)	2,512,674
1,000,000	2.88%, 04/20/2022(9)	1,009,120
	Barclays plc
EUR 450,000	0.58%, 08/09/2029, (0.58% fixed rate until 08/09/2028; 1 year EUR Swap + 1.260% thereafter)(9)(11)	507,182
$ 425,000	2.67%, 03/10/2032, (2.67% fixed rate until 03/10/2031; 12 mo. USD CMT + 1.200% thereafter)(11)	423,487
GBP 400,000	3.00%, 05/08/2026(9)	572,317
EUR 375,000	3.38%, 04/02/2025, (3.38% fixed rate until 04/02/2024; 1 year EUR Swap + 3.700% thereafter)(9)(11)	466,343
GBP 875,000	5.88%, 09/15/2024, (5.87% fixed rate until 09/15/2024; 5 year GBP Swap + 5.187% thereafter)(9)(11)(12)	1,248,207
$ 550,000	7.75%, 09/15/2023, (7.75% fixed rate until 09/15/2023; 5 year USD Swap + 4.842% thereafter)(11)(12)	597,328

The accompanying notes are an integral part of these financial statements.
136

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 2.6% - (continued)
$ 850,000	7.88%, 03/15/2022, (7.87% fixed rate until 03/15/2022; 5 year USD Swap + 6.772% thereafter)(9)(11)(12)	$ 868,062
490,000	BBVA Global Finance Ltd. 7.00%, 12/01/2025	575,792
750,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(9)(11)	763,513
JPY 200,000,000	BPCE S.A. 0.64%, 01/27/2022	1,756,483
	CaixaBank S.A.
GBP 400,000	1.50%, 12/03/2026, (1.50% fixed rate until 12/03/2025; 12 mo. UK Government Bond + 1.320% thereafter)(9)(11)	539,661
EUR 1,400,000	6.00%, 07/18/2022, (6.00% fixed rate until 07/18/2022; 5 year EUR Swap + 5.819% thereafter)(9)(11)(12)	1,666,952
	Credit Agricole S.A.
JPY 200,000,000	0.44%, 06/09/2022(9)	1,757,064
EUR 500,000	1.63%, 06/05/2030, (1.63% fixed rate until 06/05/2025; 5 year EUR Swap + 1.900% thereafter)(9)(11)	594,471
$ 525,000	1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(9)(11)	530,214
1,070,000	6.88%, 09/23/2024, (6.87% fixed rate until 09/23/2024; 5 year USD Swap + 4.319% thereafter)(9)(11)(12)	1,179,675
GBP 700,000	7.50%, 06/23/2026, (7.50% fixed rate until 06/23/2026; 5 year GBP Swap + 4.812% thereafter)(1)(11)(12)	1,100,486
$ 375,000	8.13%, 12/23/2025, (8.12% fixed rate until 12/23/2025; 5 year USD Swap + 6.185% thereafter)(9)(11)(12)	449,063
	Credit Suisse Group AG
1,155,000	0.50%, 02/04/2022, 3 mo. USD SOFR + 0.450%(2)	1,155,959
1,075,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(9)(11)(12)	1,155,625
625,000	7.25%, 09/12/2025, (7.25% fixed rate until 09/12/2025; 5 year USD ICE Swap + 4.332% thereafter)(9)(11)(12)	693,650
2,350,000	7.50%, 12/11/2023, (7.50% fixed rate until 12/11/2023; 5 year USD Swap + 4.598% thereafter)(1)(11)(12)	2,561,500
	Danske Bank A/S
300,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(11)	297,970
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 2.6% - (continued)
GBP 1,300,000	2.25%, 01/14/2028, (2.25% fixed rate until 01/14/2027; 1 year UK Government Bond + 1.650% thereafter)(9)(11)	$ 1,790,388
$ 958,000	4.38%, 05/18/2026, (4.37% fixed rate until 05/18/2026; 5 year USD CMT + 3.387% thereafter)(9)(11)(12)	965,185
325,000	5.38%, 01/12/2024(1)	353,867
1,655,000	7.00%, 06/26/2025, (7.00% fixed rate until 06/26/2025; 7 year USD CMT + 4.130% thereafter)(9)(11)(12)	1,841,187
1,375,000	DNB Bank ASA 4.88%, 11/12/2024, (4.87% fixed rate until 11/12/2024; 5 year USD CMT + 3.140% thereafter)(9)(11)(12)	1,440,312
EUR 1,000,000	Eurobank S.A. 2.00%, 05/05/2027, (2.00% fixed rate until 05/05/2026; 1 year EUR Swap + 2.398% thereafter)(9)(11)	1,113,632
925,000	FinecoBank Banca Fineco S.p.A. 5.88%, 12/03/2024, (5.87% fixed rate until 12/03/2024; 5 year EUR Swap + 6.144% thereafter)(9)(11)(12)	1,164,200
	Freedom Mortgage Corp.
$ 7,000,000	7.63%, 05/01/2026(1)	6,825,000
1,320,000	8.13%, 11/15/2024(1)	1,332,514
100,000	Goldman Sachs Group, Inc. 0.88%, 02/23/2023, 3 mo. USD LIBOR + 0.750%(2)	100,651
200,000	Grupo Aval Ltd. 4.75%, 09/26/2022(9)	204,700
	HSBC Holdings plc
GBP 425,000	1.75%, 07/24/2027, (1.75% fixed rate until 07/24/2026; SONIA + 1.307% thereafter)(11)	572,947
$ 385,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(11)	387,789
EUR 1,000,000	4.75%, 07/04/2029, (4.75% fixed rate until 07/04/2029; 5 year EUR Swap + 3.844% thereafter)(9)(11)(12)	1,258,595
$ 225,000	6.50%, 03/23/2028, (6.50% fixed rate until 03/23/2028; 5 year USD ICE Swap + 3.606% thereafter)(11)(12)	251,028
EUR 800,000	IKB Deutsche Industriebank AG 4.00%, 01/31/2028, (4.00% fixed rate until 01/31/2023; 5 year EUR Swap + 3.617% thereafter)(9)(11)	943,296
	Industrial & Commercial Bank of China Ltd.
$ 1,000,000	0.79%, 09/16/2022, 3 mo. USD LIBOR + 0.670%(2)(9)	1,001,994
1,000,000	0.84%, 04/25/2022	1,001,461
2,090,000	1.00%, 05/23/2022, 3 mo. USD LIBOR + 0.870%(2)(9)	2,095,246
GBP 1,000,000	1.50%, 07/31/2022(9)	1,371,583

The accompanying notes are an integral part of these financial statements.
137

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 2.6% - (continued)
$ 400,000	2.88%, 02/21/2022(9)	$ 402,372
435,000	4.88%, 09/21/2025(9)	476,339
525,000	ING Groep N.V. 4.05%, 04/09/2029	592,412
	Itau Unibanco Holding S.A.
725,000	2.90%, 01/24/2023(1)	733,845
305,000	2.90%, 01/24/2023(9)	308,721
EUR 550,000	Jyske Bank A/S 3.63%, 12/04/2028, (3.63% fixed rate until 12/04/2028; 5 year EUR Swap + 3.688% thereafter)(9)(11)(12)	642,158
$ 815,000	Mizrahi Tefahot Bank Ltd. 3.08%, 04/07/2031, (3.08% fixed rate until 04/07/2026; 5 year USD CMT + 2.250% thereafter)(1)(9)(11)	813,370
	Natwest Group plc
EUR 550,000	0.78%, 02/26/2030, (0.78% fixed rate until 02/26/2029; 3 mo. EURIBOR + 0.949% thereafter)(9)(11)	624,515
GBP 525,000	2.11%, 11/28/2031, (2.11% fixed rate until 08/26/2026; 5 year UK Government Bond + 1.750% thereafter)(9)(11)	706,513
$ 1,175,000	3.03%, 11/28/2035, (3.03% fixed rate until 08/28/2030; 5 year USD CMT + 2.350% thereafter)(11)	1,169,817
EUR 700,000	Nykredit Realkredit AS 0.88%, 07/28/2031, (0.88% fixed rate until 04/28/2026; 5 year EUR Swap + 1.180% thereafter)(9)(11)	802,283
	QNB Finance Ltd.
$ 200,000	1.63%, 09/22/2025(9)	199,988
485,000	2.63%, 05/12/2025(9)	501,341
400,000	3.50%, 03/28/2024(9)	421,856
600,000	Skandinaviska Enskilda Banken AB 5.13%, 05/13/2025, (5.12% fixed rate until 05/13/2025; 5 year USD CMT + 3.463% thereafter)(9)(11)(12)	635,250
EUR 375,000	Stichting AK Rabobank Certificaten 19.44%, 12/29/2049(4)(9)(12)	601,932
	UBS Group AG
$ 500,000	5.00%, 01/31/2023, (5.00% fixed rate until 01/31/2023; 5 year USD Swap + 2.432% thereafter)(9)(11)(12)	502,208
400,000	6.88%, 08/07/2025, (6.87% fixed rate until 08/07/2025; 5 year USD Swap + 4.590% thereafter)(9)(11)(12)	451,000
1,050,000	7.00%, 02/19/2025, (7.00% fixed rate until 02/19/2025; 5 year USD Swap + 4.866% thereafter)(9)(11)(12)	1,179,937
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 2.6% - (continued)
$ 850,000	7.00%, 01/31/2024, (7.00% fixed rate until 01/31/2024; 5 year USD Swap + 4.344% thereafter)(9)(11)(12)	$ 919,062
	Virgin Money UK PLC
GBP 325,000	2.63%, 08/19/2031, (2.63% fixed rate until 05/19/2026; 5 year UK Government Bond + 2.250% thereafter)(9)(11)	441,857
763,000	8.00%, 12/08/2022, (8.00% fixed rate until 12/08/2022; 5 year GBP Swap + 6.527% thereafter)(9)(11)	1,093,610
		86,009,473
	Commercial Services - 0.5%
	IPD 3 B.V.
EUR 925,000	5.50%, 12/01/2025(9)	1,096,139
390,000	5.50%, 12/01/2025(1)	462,156
4,980,000	La Financiere Atalian SASU 4.00%, 05/15/2024(9)	5,659,623
	Nexi S.p.A.
2,495,000	1.63%, 04/30/2026(9)	2,866,193
1,000,000	2.13%, 04/30/2029(9)	1,141,550
	Q-Park Holding I B.V.
910,000	2.00%, 03/01/2026, 3 mo. EURIBOR + 2.000%(2)(9)	1,008,566
540,000	2.00%, 03/31/2026, 3 mo. EURIBOR + 2.000%(1)(2)	598,490
$ 2,232,000	Signal Parent, Inc. 6.13%, 04/01/2029(1)	2,075,760
	Verisure Holding AB
EUR 308,000	3.25%, 02/15/2027(1)	354,720
555,000	3.88%, 07/15/2026(1)	653,680
410,000	3.88%, 07/15/2026(9)	482,899
	Verisure Midholding AB
306,000	5.25%, 02/15/2029(1)	358,158
140,000	5.25%, 02/15/2029(9)	163,863
		16,921,797
	Construction Materials - 0.2%
$ 5,500,000	Victors Merger Corp. 6.38%, 05/15/2029(1)	5,170,000
	Distribution/Wholesale - 0.0%
40,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	42,650
	Diversified Financial Services - 1.6%
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 0.73%, 09/29/2023, 3 mo. USD SOFR + 0.680%(2)	500,865
7,995,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	8,010,324
	GE Capital Canada Funding Co.
CAD 1,020,000	0.79%, 02/15/2022, 3 mo. CDOR + 0.350%(2)	824,692

The accompanying notes are an integral part of these financial statements.
138

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Diversified Financial Services - 1.6% - (continued)
CAD 3,987,000	4.60%, 01/26/2022	$ 3,250,700
$ 1,405,000	goeasy Ltd. 4.38%, 05/01/2026(1)	1,433,100
1,475,000	Gtlk Europe Capital DAC 4.80%, 02/26/2028(9)	1,535,770
7,442,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)	6,685,818
1,000,000	ICBCIL Finance Co., Ltd. 3.65%, 03/05/2022	1,008,378
	LD Holdings Group LLC
1,780,000	6.13%, 04/01/2028(1)	1,630,925
4,320,000	6.50%, 11/01/2025(1)	4,233,600
EUR 965,000	LeasePlan Corp. N.V. 7.38%, 05/29/2024, (7.37% fixed rate until 05/29/2024; 5 year EUR CMS + 7.556% thereafter)(9)(11)(12)	1,239,795
$ 1,604,000	LFS Topco LLC 5.88%, 10/15/2026(1)	1,650,115
	Midcap Financial Issuer Trust
1,389,000	5.63%, 01/15/2030(1)	1,366,429
5,230,000	6.50%, 05/01/2028(1)	5,426,125
1,607,000	Nationstar Mortgage Holdings, Inc. 5.13%, 12/15/2030(1)	1,619,615
	PennyMac Financial Services, Inc.
225,000	4.25%, 02/15/2029(1)	212,063
2,475,000	5.38%, 10/15/2025(1)	2,552,344
200,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(9)	205,784
7,230,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(1)	6,709,476
2,911,000	United Wholesale Mortgage LLC 5.50%, 11/15/2025(1)	2,896,445
		52,992,363
	Electric - 1.9%
755,000	Alfa Desarrollo S.p.A. 4.55%, 09/27/2051(1)	737,710
EUR 6,260,000	Bulgarian Energy Holding 2.45%, 07/22/2028(9)	7,175,396
	Centrais Eletricas Brasileiras S.A.
$ 3,640,000	4.63%, 02/04/2030(1)	3,567,236
2,685,000	4.63%, 02/04/2030(9)	2,631,327
	Comision Federal de Electricidad
215,000	4.68%, 02/09/2051(9)	199,683
200,000	4.68%, 02/09/2051(1)	185,752
200,000	Engie Energia Chile S.A. 4.50%, 01/29/2025(9)	215,124
	FirstEnergy Corp.
8,065,000	3.40%, 03/01/2050	8,000,480
5,060,000	5.35%, 07/15/2047	6,134,479
3,170,000	Inkia Energy Ltd. 5.88%, 11/09/2027(9)	3,296,800
200,000	Instituto Costarricense de Electricidad 6.95%, 11/10/2021(9)	199,752
	Israel Electric Corp. Ltd.
2,030,000	4.25%, 08/14/2028(1)(9)	2,263,450
475,000	5.00%, 11/12/2024(1)(9)	522,457
430,000	Kallpa Generacion S.A. 4.88%, 05/24/2026(9)	458,488
6,825,000	Oryx Funding Ltd. 5.80%, 02/03/2031(1)	7,260,872
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
420,000	3.88%, 07/17/2029(9)	444,150
200,000	5.25%, 05/15/2047(9)	221,500
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Electric - 1.9% - (continued)
$ 755,000	6.15%, 05/21/2048(9)	$ 931,904
200,000	Star Energy Geothermal Darajat / Star Energy Geothermal Salak 4.85%, 10/14/2038(1)	222,500
430,000	Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 4.85%, 10/14/2038(9)	478,375
185,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	190,321
20,590,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(1)	19,211,705
		64,549,461
	Electrical Components & Equipment - 0.0%
EUR 800,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(1)	895,123
	Energy-Alternate Sources - 0.7%
$ 4,233,013	Continuum Energy Levanter Pte Ltd. 4.50%, 02/09/2027(1)	4,344,129
6,720,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	7,408,800
	Greenko Dutch B.V.
1,994,625	3.85%, 03/29/2026(1)	2,009,585
197,000	3.85%, 03/29/2026	198,478
	Greenko Mauritius Ltd.
4,060,000	6.25%, 02/21/2023(1)	4,160,112
2,355,000	6.25%, 02/21/2023(9)	2,413,070
1,145,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	1,226,478
		21,760,652
	Engineering & Construction - 0.6%
925,000	Aeropuerto Internacional de Tocumen S.A. 5.13%, 08/11/2061(1)	963,166
1,280,000	Artera Services LLC 9.03%, 12/04/2025(1)	1,366,400
383,811	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(8)	284,020
780,000	Interchile S.A. 4.50%, 06/30/2056(1)	822,572
	International Airport Finance S.A.
8,440,986	12.00%, 03/15/2033(9)	9,177,124
7,717,472	12.00%, 03/15/2033(1)(10)	8,390,513
515,000	Mexico City Airport Trust 4.25%, 10/31/2026(9)	554,758
		21,558,553
	Entertainment - 0.1%
	Caesars Entertainment, Inc.
900,000	4.63%, 10/15/2029(1)	904,320
500,000	8.13%, 07/01/2027(1)	560,025
	Cinemark USA, Inc.
1,855,000	5.25%, 07/15/2028(1)	1,809,794
1,090,000	5.88%, 03/15/2026(1)	1,092,725
EUR 400,000	Scientific Games International, Inc. 5.50%, 02/15/2026(9)	478,121
		4,844,985
	Environmental Control - 0.0%
1,265,000	Verde Bidco S.p.A. 4.63%, 10/01/2026(1)	1,480,204

The accompanying notes are an integral part of these financial statements.
139

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Food - 0.1%
	BRF S.A.
$ 640,000	4.88%, 01/24/2030(9)	$ 635,846
200,000	4.88%, 01/24/2030(1)	198,702
1,270,000	United Natural Foods, Inc. 6.75%, 10/15/2028(1)	1,374,775
		2,209,323
	Food Service - 0.1%
2,000,000	Aramark Services, Inc. 6.38%, 05/01/2025(1)	2,104,780
	Forest Products & Paper - 0.0%
200,000	Celulosa Arauco y Constitucion S.A. 5.50%, 04/30/2049(1)	231,152
200,000	Inversiones CMPC S.A. 3.85%, 01/13/2030(9)	207,175
		438,327
	Gas - 0.1%
CAD 3,000,000	Enbridge Gas, Inc. 4.77%, 12/17/2021(1)	2,436,625
	Healthcare - Products - 0.1%
$ 770,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	798,836
3,933,000	Mozart Debt Merger Sub, Inc. 5.25%, 10/01/2029(1)	3,991,995
		4,790,831
	Healthcare - Services - 0.1%
700,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	714,000
	CHS/Community Health Systems, Inc.
1,000,000	4.75%, 02/15/2031(1)	997,380
1,230,000	5.63%, 03/15/2027(1)	1,287,134
		2,998,514
	Home Builders - 0.3%
3,378,000	Adams Homes, Inc. 7.50%, 02/15/2025(1)	3,521,565
3,201,000	STL Holding Co. LLC 7.50%, 02/15/2026(1)	3,353,047
2,140,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(1)	2,212,225
		9,086,837
	Insurance - 0.6%
4,094,000	Acrisure LLC / Acrisure Finance, Inc. 6.00%, 08/01/2029(1)	4,017,238
EUR 118,000	Aegon N.V. 0.11%, 01/15/2022, 10 year GNTH + 0.100%(2)(12)	122,972
	AIA Group Ltd.
$ 400,000	3.20%, 03/11/2025(1)	419,525
270,000	3.20%, 09/16/2040(1)	275,481
200,000	3.20%, 09/16/2040(9)	204,060
475,000	3.38%, 04/07/2030(1)	510,972
6,625,000	AmWINS Group, Inc. 4.88%, 06/30/2029(1)	6,613,737
	AXA S.A.
475,000	6.38%, 12/14/2036, (6.38% fixed rate until 12/14/2036; 3 mo. USD LIBOR + 2.256% thereafter)(9)(11)(12)	659,062
500,000	8.60%, 12/15/2030	735,956
	Genworth Holdings, Inc.
4,911,000	4.80%, 02/15/2024	5,021,056
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Insurance - 0.6% - (continued)
$ 1,939,000	6.50%, 06/15/2034(10)	$ 2,018,984
	Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal
EUR 500,000	0.63%, 06/21/2027(9)	566,545
200,000	2.13%, 06/21/2052, (2.13% fixed rate until 03/21/2032; 3 mo. EURIBOR + 3.449% thereafter)(9)(11)	230,882
		21,396,470
	Internet - 0.2%
$ 4,773,000	Arches Buyer, Inc. 6.13%, 12/01/2028(1)	4,814,764
	Meituan
630,000	3.05%, 10/28/2030(1)	585,482
420,000	3.05%, 10/28/2030(9)	390,321
	Tencent Holdings Ltd.
200,000	2.39%, 06/03/2030(1)	195,204
200,000	3.24%, 06/03/2050(1)	193,780
200,000	3.24%, 06/03/2050(9)	193,780
445,000	3.68%, 04/22/2041(9)	460,753
200,000	3.68%, 04/22/2041(1)	207,080
200,000	3.84%, 04/22/2051(1)	211,016
215,000	3.93%, 01/19/2038(9)	228,958
		7,481,138
	Investment Company Security - 0.9%
3,018,000	Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(1)	3,138,720
6,993,000	Hightower Holding LLC 6.75%, 04/15/2029(1)	7,132,860
	Huarong Finance Co., Ltd.
440,000	2.13%, 09/30/2023(9)	413,332
3,240,000	3.25%, 11/13/2024(9)	3,079,013
3,530,000	3.38%, 02/24/2030(9)	3,115,225
3,685,000	3.75%, 04/27/2022(9)	3,648,150
4,191,000	3.75%, 05/29/2024(9)	4,094,104
3,945,000	4.50%, 01/24/2022, (4.50% fixed rate until 01/24/2022; 5 year USD CMT + 7.773% thereafter)(9)(11)(12)	3,836,512
3,255,000	4.50%, 05/29/2029(9)	3,071,906
		31,529,822
	Iron/Steel - 0.7%
	CSN Inova Ventures
4,970,000	6.75%, 01/28/2028(1)	5,278,140
1,620,000	6.75%, 01/28/2028(9)	1,720,440
200,000	CSN Resources S.A. 7.63%, 04/17/2026(1)	211,502
	Metinvest B.V.
EUR 2,525,000	5.63%, 06/17/2025(1)	3,086,736
$ 3,287,000	7.65%, 10/01/2027(1)	3,604,196
465,000	7.75%, 10/17/2029(1)	505,548
6,889,000	PJSC Koks via IMH Capital DAC 5.90%, 09/23/2025(1)	7,272,717
265,000	Vale Overseas Ltd. 3.75%, 07/08/2030	269,624
		21,948,903
	Leisure Time - 0.6%
	Carnival Corp.
9,660,000	5.75%, 03/01/2027(1)	9,831,948
4,530,000	6.00%, 05/01/2029(1)(13)	4,539,060

The accompanying notes are an integral part of these financial statements.
140

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Leisure Time - 0.6% - (continued)
EUR 515,000	7.63%, 03/01/2026(1)	$ 639,395
$ 710,000	MajorDrive Holdings LLC 6.38%, 06/01/2029(1)	683,020
4,000,000	Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(1)	4,075,000
		19,768,423
	Lodging - 0.3%
10,350,000	Wynn Macau Ltd. 5.13%, 12/15/2029(1)(10)	9,324,729
	Machinery-Diversified - 0.3%
8,190,000	OT Merger Corp. 7.88%, 10/15/2029(1)	8,067,150
	TK Elevator Midco GmbH Co.
EUR 815,000	4.38%, 07/15/2027(9)	968,661
410,000	4.38%, 07/15/2027(1)	487,302
		9,523,113
	Media - 0.6%
$ 200,000	Cable Onda S.A. 4.50%, 01/30/2030(9)	207,450
2,700,000	Houghton Mifflin Harcourt Publishers, Inc. 9.00%, 02/15/2025(1)	2,862,000
	Virgin Media Secured Finance plc
GBP 1,285,000	4.13%, 08/15/2030(9)	1,741,441
785,000	4.13%, 08/15/2030(1)	1,063,838
$ 2,310,000	4.50%, 08/15/2030(1)	2,307,112
	Virgin Media Vendor Financing Notes DAC
GBP 3,345,000	4.88%, 07/15/2028(9)	4,589,247
790,000	4.88%, 07/15/2028(1)	1,083,858
	VTR Finance N.V.
$ 2,855,000	6.38%, 07/15/2028(1)	3,043,287
1,590,000	6.38%, 07/15/2028(9)	1,694,861
		18,593,094
	Metal Fabricate/Hardware - 0.2%
7,300,000	Interpipe Holdings plc 8.38%, 05/13/2026(1)	7,121,150
	Mining - 0.0%
	AngloGold Ashanti Holdings plc
365,000	3.38%, 11/01/2028	362,918
205,000	3.75%, 10/01/2030	207,306
325,000	Nacional del Cobre de Chile Corp. 3.70%, 01/30/2050(1)	329,238
		899,462
	Office/Business Equipment - 0.0%
1,000,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	1,011,257
	Oil & Gas - 3.7%
	Ecopetrol S.A.
5,710,000	4.63%, 11/02/2031	5,662,065
465,000	5.38%, 06/26/2026	502,888
200,000	Empresa Nacional del Petroleo 5.25%, 11/06/2029(9)	218,490
	Energean Israel Finance Ltd.
2,065,000	4.50%, 03/30/2024(1)(9)	2,106,300
2,455,000	4.88%, 03/30/2026(1)(9)	2,494,280
6,205,000	5.38%, 03/30/2028(1)(9)	6,282,562
9,845,000	5.88%, 03/30/2031(1)(9)	9,968,062
	KazMunayGas National Co. JSC
200,000	5.75%, 04/19/2047(9)	241,108
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Oil & Gas - 3.7% - (continued)
$ 400,000	6.38%, 10/24/2048(9)	$ 514,024
7,515,000	Kosmos Energy Ltd. 7.50%, 03/01/2028(1)(10)	7,364,700
	Leviathan Bond Ltd.
317,000	6.13%, 06/30/2025(1)(9)	341,568
3,177,000	6.50%, 06/30/2027(1)(9)	3,462,930
4,385,000	6.75%, 06/30/2030(1)(9)	4,807,056
780,000	Lukoil Capital DAC 2.80%, 04/26/2027(1)	777,270
6,350,000	Matador Resources Co. 5.88%, 09/15/2026	6,557,073
7,055,000	NAK Naftogaz Ukraine via Kondor Finance plc 7.63%, 11/08/2026(1)	6,943,032
	Occidental Petroleum Corp.
4,360,000	4.40%, 04/15/2046	4,411,300
4,355,000	6.13%, 01/01/2031	5,215,112
	Pertamina Persero PT
610,000	4.15%, 02/25/2060(9)	604,725
920,000	4.18%, 01/21/2050(9)	939,055
	Petrobras Global Finance B.V.
1,825,000	5.50%, 06/10/2051	1,612,844
300,000	5.60%, 01/03/2031	313,425
880,000	5.75%, 02/01/2029	954,360
3,130,000	6.75%, 06/03/2050	3,210,691
175,000	6.90%, 03/19/2049	183,926
220,000	7.38%, 01/17/2027	257,407
	Petroleos de Venezuela S.A.
290,000	6.00%, 05/16/2024(9)(14)	14,500
125,000	9.00%, 11/17/2021*(9)(14)	6,250
	Petroleos Mexicanos
10,000	5.95%, 01/28/2031	9,825
2,460,000	6.38%, 01/23/2045	2,123,005
640,000	6.50%, 06/02/2041	579,136
10,000	6.75%, 09/21/2047	8,845
30,000	6.84%, 01/23/2030	31,362
11,230,000	7.69%, 01/23/2050	10,780,800
620,000	Qatar Petroleum Industry 2.25%, 07/12/2031(1)	610,700
495,000	Qatar Petroleum SR Unsecured 1.38%, 09/12/2026(1)	488,599
1,815,000	Range Resources Corp. 8.25%, 01/15/2029(1)	2,049,135
4,823,000	SM Energy Co. 6.50%, 07/15/2028(10)	5,040,035
	Tullow Oil plc
3,305,000	7.00%, 03/01/2025(9)	2,891,875
13,765,000	10.25%, 05/15/2026(1)	14,501,427
	YPF S.A.
8,655,000	6.95%, 07/21/2027(9)	6,274,962
1,426,250	8.50%, 03/23/2025	1,296,119
84,875	8.50%, 03/23/2025(1)	77,131
160,000	8.75%, 04/04/2024(1)	144,402
		122,874,361
	Oil & Gas Services - 0.3%
6,885,000	Borets Finance DAC 6.00%, 09/17/2026(1)	7,129,417
4,204,201	Guara Norte S.a.r.l. 5.20%, 06/15/2034(1)	4,114,904
		11,244,321

The accompanying notes are an integral part of these financial statements.
141

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Packaging & Containers - 0.3%
EUR 785,000	ARD Finance S.A. (5.00% Cash, 5.75% PIK) 5.00%, 06/30/2027(1)(15)	$ 932,923
$ 1,105,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027(1)	1,102,238
7,405,000	SAN Miguel Industrias Pet S.A. 3.50%, 08/02/2028(1)	7,273,635
		9,308,796
	Pharmaceuticals - 0.9%
	Bausch Health Cos., Inc.
7,350,000	5.00%, 01/30/2028(1)	6,784,197
4,035,000	5.00%, 02/15/2029(1)	3,702,113
2,464,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. 9.50%, 07/31/2027(1)(10)	2,445,520
1,005,000	Organon & Co. 5.13%, 04/30/2031(1)	1,036,587
787,000	Par Pharmaceutical, Inc. 7.50%, 04/01/2027(1)	793,886
	Teva Pharmaceutical Finance Netherlands B.V.
14,945,000	3.15%, 10/01/2026	14,085,662
EUR 1,745,000	4.50%, 03/01/2025	2,070,636
		30,918,601
	Pipelines - 0.5%
$ 200,000	Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047(9)	232,168
7,310,000	AI Candelaria Spain SLU 5.75%, 06/15/2033(1)	7,155,101
CAD 3,240,000	Enbridge, Inc. 4.85%, 02/22/2022	2,650,637
$ 1,865,000	EQM Midstream Partners L.P. 4.75%, 01/15/2031(1)	1,930,881
	Galaxy Pipeline Assets Bidco Ltd.
195,730	1.75%, 09/30/2027(1)	196,730
320,000	2.16%, 03/31/2034(1)	311,689
580,000	2.63%, 03/31/2036(9)	565,046
440,000	2.63%, 03/31/2036(1)	428,655
325,000	2.94%, 09/30/2040(1)	319,231
200,000	3.25%, 09/30/2040(1)	198,799
CAD 2,400,000	TransCanada PipeLines Ltd. 3.65%, 11/15/2021	1,941,241
		15,930,178
	Real Estate - 1.0%
	CIFI Holdings Group Co., Ltd.
$ 7,180,000	5.25%, 05/13/2026(9)	6,829,925
200,000	6.00%, 07/16/2025(9)	195,056
	Country Garden Holdings Co., Ltd.
3,525,000	3.88%, 10/22/2030	3,225,375
410,000	5.63%, 01/14/2030(9)	402,407
200,000	6.15%, 09/17/2025(9)	201,093
	KWG Group Holdings Ltd.
695,000	5.95%, 08/10/2025(9)	542,100
1,200,000	6.00%, 01/11/2022	1,132,780
5,665,000	6.30%, 02/13/2026(9)	4,503,207
	Times China Holdings Ltd.
8,235,000	6.20%, 03/22/2026(9)	6,270,697
4,145,000	6.75%, 07/08/2025(9)	3,278,311
	Yuzhou Group Holdings Co., Ltd.
4,075,000	6.00%, 01/25/2022	2,857,594
3,715,000	6.35%, 01/13/2027(9)	1,641,070
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Real Estate - 1.0% - (continued)
$ 1,050,000	7.38%, 01/13/2026(9)	$ 474,597
3,145,000	7.70%, 02/20/2025(9)	1,564,146
		33,118,358
	Real Estate Investment Trusts - 0.2%
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4,470,000	4.25%, 02/01/2027(1)	4,492,305
1,125,000	5.25%, 10/01/2025(1)	1,133,438
		5,625,743
	Retail - 1.3%
610,000	Ambience Merger Sub, Inc. 7.13%, 07/15/2029(1)	587,808
5,343,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(1)(15)	5,149,049
2,910,000	Beacon Roofing Supply, Inc. 4.13%, 05/15/2029(1)	2,862,713
1,155,000	CEC Entertainment LLC 6.75%, 05/01/2026(1)	1,154,284
1,359,000	Dave & Buster's, Inc. 7.63%, 11/01/2025(1)	1,459,376
EUR 2,527,000	eG Global Finance plc 4.38%, 02/07/2025(9)	2,881,448
$ 705,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	727,031
7,425,000	Jollibee Worldwide Pte Ltd. 3.90%, 01/23/2025, (3.90% fixed rate until 01/23/2025; 5 year USD CMT + 4.784% thereafter)(9)(11)(12)	7,465,243
4,556,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	4,424,332
92,000	Macy's Retail Holdings LLC 5.88%, 04/01/2029(1)(10)	98,043
5,339,000	Michaels Cos., Inc. 7.88%, 05/01/2029(1)(10)	5,392,390
4,458,000	PetSmart, Inc. 7.75%, 02/15/2029(1)	4,817,850
4,704,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	4,898,040
400,000	SRS Distribution, Inc. 6.13%, 07/01/2029(1)	411,500
610,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.00%, 06/01/2031(1)	625,250
		42,954,357
	Savings & Loans - 0.0%
GBP 3,398	Nationwide Building Society 10.25%	883,564
	Software - 0.1%
EUR 2,420,000	Brunello Bidco S.p.A. 3.75%, 02/15/2028, 3 mo. EURIBOR + 3.750%(1)(2)	2,794,068
$ 465,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(1)	468,487
		3,262,555
	Telecommunications - 1.5%
	Altice France S.A.
EUR 2,301,000	4.00%, 07/15/2029(9)	2,593,723
720,000	4.00%, 07/15/2029(1)	811,595
620,000	4.25%, 10/15/2029(1)	709,553

The accompanying notes are an integral part of these financial statements.
142

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Telecommunications - 1.5% - (continued)
$ 365,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(9)	$ 390,058
465,000	Empresa Nacional de Telecomunicaciones S.A. 3.05%, 09/14/2032(1)	453,933
1,370,000	Frontier Communications Corp. 5.88%, 10/15/2027(1)	1,435,075
6,750,000	Frontier Communications Holdings LLC 6.00%, 01/15/2030(1)	6,781,927
	Iliad Holding SAS
EUR 1,055,000	5.13%, 10/15/2026	1,253,533
1,250,000	5.63%, 10/15/2028	1,491,962
$ 1,780,000	6.50%, 10/15/2026(1)	1,833,756
	Lorca Telecom Bondco S.A.
EUR 4,810,000	4.00%, 09/18/2027(9)	5,594,278
2,010,000	4.00%, 09/18/2027(1)	2,337,733
$ 180,000	Millicom International Cellular S.A. 6.25%, 03/25/2029(9)	195,750
6,870,000	Network i2i Ltd. 5.65%, 01/15/2025, (5.65% fixed rate until 01/15/2025; 5 year USD CMT + 4.274% thereafter)(9)(11)(12)	7,265,025
405,000	Ooredoo International Finance Ltd. 2.63%, 04/08/2031(1)	408,609
	Telecom Argentina S.A.
5,675,000	8.00%, 07/18/2026	5,277,807
3,230,000	8.00%, 07/18/2026(1)	3,003,932
570,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	591,375
	VEON Holdings B.V.
420,000	3.38%, 11/25/2027(1)	420,806
305,000	3.38%, 11/25/2027(9)	305,586
400,000	4.00%, 04/09/2025(9)	414,164
1,550,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	1,509,096
1,690,000	Vodafone Group plc 7.00%, 04/04/2079, (7.00% fixed rate until 01/04/2029; 5 year USD Swap + 4.873% thereafter)(11)	2,044,183
	VTR Comunicaciones S.p.A.
2,930,000	4.38%, 04/15/2029(1)	2,954,597
178,000	5.13%, 01/15/2028(9)	184,675
160,000	5.13%, 01/15/2028(1)	166,000
		50,428,731
	Total Corporate Bonds (cost $843,560,682)	$ 845,703,538
FOREIGN GOVERNMENT OBLIGATIONS - 21.0%
	Angola - 0.5%
	Angolan Government International Bond
6,150,000	8.00%, 11/26/2029(9)	$ 6,089,238
10,205,000	8.25%, 05/09/2028(9)	10,258,474
900,000	9.38%, 05/08/2048(9)	893,070
		17,240,782
	Argentina - 0.8%
	Argentine Republic Government International Bond
26,170,601	0.50%, 07/09/2030(4)	8,938,569
780,658	1.00%, 07/09/2029	284,948
29,086,093	1.13%, 07/09/2035(4)(10)	9,016,980
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	Argentina - 0.8% - (continued)
$ 4,785,000	2.00%, 01/09/2038(4)	$ 1,751,310
21,227,195	2.50%, 07/09/2041(4)	7,312,769
164,367	Provincia de Cordoba 5.00%, 06/01/2027(4)(9)	109,098
		27,413,674
	Armenia - 0.1%
	Republic of Armenia International Bond
470,000	3.60%, 02/02/2031(1)	438,971
480,000	3.60%, 02/02/2031(9)	448,310
200,000	3.95%, 09/26/2029(9)	194,500
410,000	7.15%, 03/26/2025(9)	465,481
		1,547,262
	Azerbaijan - 0.2%
	Republic of Azerbaijan International Bond
2,754,000	3.50%, 09/01/2032(9)	2,815,921
1,040,000	4.75%, 03/18/2024(9)	1,113,528
1,515,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(9)	1,774,762
		5,704,211
	Benin - 0.4%
	Benin Government International Bond
EUR 5,055,000	4.88%, 01/19/2032(1)	5,697,490
7,530,000	4.95%, 01/22/2035(1)	8,270,315
		13,967,805
	Bermuda - 0.0%
	Bermuda Government International Bond
$ 350,000	3.38%, 08/20/2050(9)	349,125
200,000	4.75%, 02/15/2029(1)	230,708
		579,833
	Brazil - 1.0%
	Brazil Notas do Tesouro Nacional
BRL 19,962,000	10.00%, 01/01/2025	3,344,966
20,182,000	10.00%, 01/01/2027	3,296,902
102,133,000	10.00%, 01/01/2031	16,062,230
	Brazilian Government International Bond
$ 2,070,000	3.75%, 09/12/2031	1,888,875
1,610,000	3.88%, 06/12/2030	1,510,840
3,095,000	4.75%, 01/14/2050	2,643,718
3,765,000	5.00%, 01/27/2045	3,369,298
		32,116,829
	Bulgaria - 0.0%
EUR 485,000	Bulgaria Government International Bond 1.38%, 09/23/2050(9)	524,509
	Canada - 1.3%
	Alberta T-Bill
CAD 1,000,000	0.19%, 01/11/2022(16)	807,555
3,000,000	0.22%, 01/04/2022(16)	2,422,665
4,000,000	0.24%, 04/12/2022(16)	3,225,760
	City of Montreal Canada
650,000	0.25%, 05/11/2022	524,478
2,100,000	4.50%, 12/01/2021	1,702,340
1,600,000	City of Vancouver 3.45%, 12/02/2021	1,296,542
1,960,000	Hydro Quebec Interest Strip 0.00%, 01/16/2022(8)	1,582,136

The accompanying notes are an integral part of these financial statements.
143

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	Canada - 1.3% - (continued)
CAD 2,000,000	Montreal Que 0.00%, 11/18/2021(8)	$ 1,615,675
5,000,000	Municipal Finance Authority of British Columbia 3.35%, 06/01/2022	4,107,163
3,340,000	Nova Scotia T-Bill 0.19%, 01/06/2022	2,697,287
	Ontario T-Bill
1,550,000	0.21%, 01/12/2022(16)	1,251,931
5,030,000	0.21%, 01/26/2022(16)	4,062,347
2,000,000	0.22%, 01/05/2022(16)	1,615,464
2,000,000	0.22%, 02/09/2022(16)	1,615,024
3,810,000	0.69%, 09/14/2022	3,063,054
5,350,000	OPB Finance Trust 1.88%, 02/24/2022(9)	4,341,199
2,500,000	Province of British Columbia Canada 3.25%, 12/18/2021	2,027,422
1,000,000	Province of Nova Scotia Canada Residual Strip 0.01%, 01/30/2022(8)	807,098
3,500,000	PSP Capital, Inc. 1.73%, 06/21/2022(9)	2,849,949
1,500,000	Quebec T-Bill 0.21%, 02/25/2022	1,210,920
		42,826,009
	Chile - 0.3%
	Bonos de la Tesoreria de la Republica en pesos
CLP 1,435,000,000	2.80%, 10/01/2033	1,272,372
6,055,000,000	4.70%, 09/01/2030(1)(9)	6,803,457
$ 1,585,000	Chile Government International Bond 2.55%, 07/27/2033	1,532,996
		9,608,825
	China - 0.3%
CNY 52,150,000	Agricultural Development Bank of China 2.96%, 04/17/2030	7,909,447
$ 1,000,000	China Development Bank 0.82%, 03/06/2022, 3 mo. USD LIBOR + 0.700%(2)(9)	1,001,280
		8,910,727
	Colombia - 1.3%
	Colombia Government International Bond
2,935,000	3.00%, 01/30/2030	2,768,644
4,565,000	3.13%, 04/15/2031	4,272,886
1,830,000	3.25%, 04/22/2032	1,708,945
2,240,000	4.13%, 05/15/2051	1,954,915
20,120,000	5.00%, 06/15/2045	19,810,152
820,000	5.20%, 05/15/2049	825,010
3,445,000	5.63%, 02/26/2044	3,631,168
835,000	6.13%, 01/18/2041	924,888
COP 30,707,200,000	Colombian TES 7.00%, 06/30/2032	7,516,944
		43,413,552
	Croatia - 0.2%
	Croatia Government International Bond
EUR 1,875,000	1.13%, 03/04/2033(9)	2,139,899
2,930,000	1.50%, 06/17/2031(9)	3,516,561
1,820,000	1.75%, 03/04/2041(9)	2,135,899
		7,792,359
	Dominican Republic - 0.4%
	Dominican Republic International Bond
$ 695,000	4.50%, 01/30/2030(9)	701,081
197,000	4.88%, 09/23/2032(1)	199,216
310,000	4.88%, 09/23/2032(9)	313,487
410,000	5.30%, 01/21/2041(1)	405,904
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	Dominican Republic - 0.4% - (continued)
$ 365,000	5.30%, 01/21/2041(9)	$ 361,354
210,000	5.95%, 01/25/2027(9)	234,045
825,000	6.40%, 06/05/2049(9)	877,396
10,125,000	6.40%, 06/05/2049(1)	10,768,039
115,000	6.85%, 01/27/2045(9)	127,938
		13,988,460
	Ecuador - 0.0%
274,483	Ecuador Government International Bond 1.00%, 07/31/2035(4)(9)	180,818
	Egypt - 0.5%
	Egypt Government International Bond
325,000	3.88%, 02/16/2026(1)	302,718
EUR 570,000	4.75%, 04/16/2026(9)	645,702
$ 480,000	5.58%, 02/21/2023(1)	491,856
3,800,000	5.88%, 02/16/2031(1)	3,430,488
300,000	6.59%, 02/21/2028(1)	294,246
200,000	6.59%, 02/21/2028(9)	196,164
725,000	7.50%, 02/16/2061(1)	614,438
200,000	7.60%, 03/01/2029(9)	201,000
5,200,000	7.63%, 05/29/2032(1)	5,027,620
380,000	7.63%, 05/29/2032(9)	367,403
650,000	7.90%, 02/21/2048(9)	571,714
3,240,000	8.50%, 01/31/2047(9)	2,993,630
895,000	8.88%, 05/29/2050(1)	842,974
		15,979,953
	Ethiopia - 0.0%
205,000	Ethiopia International Bond 6.63%, 12/11/2024(9)	166,357
	Gabon - 0.1%
	Gabon Government International Bond
245,000	6.63%, 02/06/2031(9)	244,211
600,000	6.63%, 02/06/2031(1)	598,068
1,650,000	6.95%, 06/16/2025(9)	1,773,123
		2,615,402
	Ghana - 0.1%
	Ghana Government International Bond
1,500,000	6.38%, 02/11/2027(1)	1,341,450
841,000	7.88%, 02/11/2035(1)	714,307
2,585,000	7.88%, 02/11/2035(9)	2,195,580
		4,251,337
	Honduras - 0.0%
	Honduras Government International Bond
300,000	5.63%, 06/24/2030(1)	300,750
150,000	5.63%, 06/24/2030(9)	150,375
		451,125
	Hungary - 0.1%
	Hungary Government International Bond
EUR 955,000	1.50%, 11/17/2050(9)	1,015,595
809,000	1.63%, 04/28/2032(9)	971,694
855,000	1.75%, 06/05/2035(9)	1,024,859
$ 470,000	2.13%, 09/22/2031(1)	458,481
395,000	3.13%, 09/21/2051(1)	384,249
		3,854,878

The accompanying notes are an integral part of these financial statements.
144

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	India - 0.2%
INR 600,350,000	India Government Bond 5.77%, 08/03/2030	$ 7,703,080
	Indonesia - 0.6%
	Indonesia Government International Bond
EUR 115,000	1.10%, 03/12/2033	127,430
$ 1,625,000	1.85%, 03/12/2031	1,551,567
2,150,000	4.63%, 04/15/2043(9)	2,448,799
1,770,000	4.75%, 02/11/2029	2,052,698
1,585,000	4.75%, 07/18/2047(9)	1,875,837
2,500,000	5.13%, 01/15/2045(9)	3,036,813
	Indonesia Treasury Bond
IDR 50,229,000,000	7.00%, 09/15/2030	3,731,500
51,037,000,000	7.50%, 06/15/2035	3,811,339
		18,635,983
	Italy - 0.0%
EUR 1,000,000	Italy Buoni Poliennali Del Tesoro 1.20%, 04/01/2022(9)	1,164,057
	Ivory Coast - 0.2%
	Ivory Coast Government International Bond
965,000	4.88%, 01/30/2032(1)	1,088,899
1,000,000	4.88%, 01/30/2032(9)	1,128,392
995,000	5.88%, 10/17/2031(1)	1,192,893
3,235,000	5.88%, 10/17/2031(9)	3,878,401
$ 245,000	6.13%, 06/15/2033(9)	257,191
EUR 150,000	6.88%, 10/17/2040(9)	181,806
		7,727,582
	Japan - 4.4%
	Japan Treasury Discount Bill
JPY 880,250,000	(0.14%), 01/06/2022(16)	7,724,756
890,400,000	(0.13%), 01/11/2022(16)	7,813,940
1,143,700,000	(0.12%), 11/22/2021(16)	10,035,298
800,000,000	(0.12%), 11/29/2021(16)	7,019,702
1,157,800,000	(0.12%), 12/06/2021(16)	10,159,484
1,742,150,000	(0.12%), 12/13/2021(16)	15,287,379
578,250,000	(0.12%), 01/17/2022(16)	5,074,671
1,213,600,000	(0.12%), 01/24/2022(16)	10,650,654
294,450,000	(0.12%), 01/25/2022(16)	2,584,125
490,800,000	(0.12%), 02/10/2022(16)	4,307,526
1,378,800,000	(0.11%), 11/08/2021(16)	12,097,626
456,400,000	(0.11%), 11/15/2021(16)	4,004,551
1,462,500,000	(0.11%), 12/20/2021(16)	12,833,724
449,800,000	(0.11%), 01/31/2022(16)	3,947,564
1,748,950,000	(0.11%), 02/07/2022(16)	15,349,543
298,450,000	(0.11%), 04/11/2022(16)	2,619,861
152,850,000	(0.10%), 04/25/2022(16)	1,341,810
1,749,550,000	0.00%, 11/01/2021(8)(16)	15,350,296
		148,202,510
	Jordan - 0.1%
	Jordan Government International Bond
$ 200,000	4.95%, 07/07/2025(1)	208,492
230,000	5.85%, 07/07/2030(9)	237,268
2,160,000	6.13%, 01/29/2026(9)	2,330,100
		2,775,860
	Macedonia - 0.1%
	North Macedonia Government International Bond
EUR 635,000	1.63%, 03/10/2028(1)	709,484
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	Macedonia - 0.1% - (continued)
EUR 425,000	1.63%, 03/10/2028(9)	$ 474,851
375,000	3.68%, 06/03/2026(1)	470,121
665,000	3.68%, 06/03/2026(9)	833,681
		2,488,137
	Mexico - 1.6%
	Mexican Bonos
MXN 79,986,700	5.75%, 03/05/2026	3,668,207
295,189,400	7.75%, 05/29/2031	14,560,890
72,114,500	8.50%, 11/18/2038	3,692,418
	Mexico Government International Bond
EUR 1,114,000	1.13%, 01/17/2030	1,244,386
5,600,000	1.45%, 10/25/2033	5,993,258
1,770,000	2.13%, 10/25/2051	1,697,911
$ 1,125,000	4.35%, 01/15/2047	1,159,470
8,230,000	4.50%, 01/31/2050	8,642,899
2,035,000	4.75%, 04/27/2032	2,282,354
2,686,000	4.75%, 03/08/2044	2,942,997
6,735,000	5.00%, 04/27/2051	7,557,141
		53,441,931
	Morocco - 0.0%
	Morocco Government International Bond
EUR 408,000	1.50%, 11/27/2031(9)	432,086
140,000	2.00%, 09/30/2030(9)	156,232
$ 520,000	4.00%, 12/15/2050(9)	467,444
350,000	4.25%, 12/11/2022(9)	360,822
		1,416,584
	Oman - 0.4%
	Oman Government International Bond
670,000	5.38%, 03/08/2027(9)	703,559
1,530,000	5.63%, 01/17/2028(9)	1,608,412
460,000	6.25%, 01/25/2031(1)	497,375
430,000	6.25%, 01/25/2031(9)	464,938
6,685,000	6.50%, 03/08/2047(9)	6,594,993
2,305,000	6.75%, 01/17/2048(9)	2,327,958
		12,197,235
	Pakistan - 0.0%
250,000	Pakistan Government International Bond 6.88%, 12/05/2027(9)	255,358
	Panama - 0.2%
	Panama Government International Bond
1,325,000	2.25%, 09/29/2032	1,248,203
1,780,000	3.16%, 01/23/2030	1,838,402
275,000	3.87%, 07/23/2060	273,864
495,000	4.30%, 04/29/2053	530,160
585,000	4.50%, 04/16/2050	645,296
1,345,000	4.50%, 04/01/2056	1,476,769
465,000	Panama Notas del Tesoro 3.75%, 04/17/2026	493,658
		6,506,352
	Peru - 0.2%
	Peruvian Government International Bond
3,295,000	2.78%, 01/23/2031	3,283,962
905,000	3.00%, 01/15/2034	895,045

The accompanying notes are an integral part of these financial statements.
145

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	Peru - 0.2% - (continued)
$ 1,700,000	4.13%, 08/25/2027	$ 1,867,552
300,000	7.35%, 07/21/2025	359,976
		6,406,535
	Philippines - 0.1%
	Philippine Government International Bond
1,810,000	3.70%, 03/01/2041	1,945,861
650,000	3.95%, 01/20/2040	719,336
		2,665,197
	Qatar - 0.0%
410,000	Qatar Government International Bond 3.40%, 04/16/2025(9)	438,700
	Romania - 0.7%
	Romanian Government International Bond
EUR 340,000	1.38%, 12/02/2029(1)	378,691
535,000	1.38%, 12/02/2029(9)	595,881
345,000	1.75%, 07/13/2030(1)	381,360
1,980,000	2.00%, 01/28/2032(9)	2,182,534
120,000	2.00%, 01/28/2032(1)	132,275
460,000	2.00%, 04/14/2033(1)	497,195
6,170,000	2.63%, 12/02/2040(1)	6,526,255
2,260,000	2.63%, 12/02/2040(9)	2,390,492
1,615,000	2.75%, 04/14/2041(1)	1,715,490
655,000	2.75%, 04/14/2041(9)	695,756
5,455,000	2.88%, 04/13/2042(1)	5,809,383
400,000	3.38%, 02/08/2038(9)	470,287
263,000	3.88%, 10/29/2035(9)	330,745
		22,106,344
	Russia - 1.3%
	Russian Federal Bond - OFZ
RUB 612,825,000	5.90%, 03/12/2031	7,432,818
282,580,000	7.15%, 11/12/2025	3,838,577
270,925,000	7.65%, 04/10/2030	3,731,063
	Russian Foreign Bond - Eurobond
$ 2,800,000	4.25%, 06/23/2027(9)	3,101,778
600,000	4.38%, 03/21/2029(1)	676,152
2,000,000	4.38%, 03/21/2029(9)	2,253,840
1,800,000	4.75%, 05/27/2026(9)	2,018,250
12,200,000	5.10%, 03/28/2035(9)	14,594,641
2,800,000	5.25%, 06/23/2047(9)	3,564,120
2,400,000	5.63%, 04/04/2042(9)	3,114,000
		44,325,239
	Senegal - 0.3%
	Senegal Government International Bond
EUR 5,310,000	4.75%, 03/13/2028(9)	6,247,254
1,250,000	5.38%, 06/08/2037(1)	1,387,200
$ 685,000	6.25%, 05/23/2033(9)	706,090
405,000	6.75%, 03/13/2048(9)	400,975
		8,741,519
	Serbia - 0.2%
	Serbia International Bond
EUR 415,000	1.00%, 09/23/2028	462,949
120,000	1.50%, 06/26/2029(1)	135,772
2,375,000	1.50%, 06/26/2029(9)	2,687,158
250,000	1.65%, 03/03/2033(1)	271,299
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	Serbia - 0.2% - (continued)
$ 825,000	2.13%, 12/01/2030(9)	$ 768,982
EUR 565,000	3.13%, 05/15/2027(9)	708,474
		5,034,634
	South Africa - 0.3%
ZAR 120,850,000	Republic of South Africa Government Bond 8.00%, 01/31/2030	7,179,004
	Republic of South Africa Government International Bond
$ 600,000	5.00%, 10/12/2046	532,500
1,275,000	5.75%, 09/30/2049	1,216,325
610,000	6.25%, 03/08/2041	636,901
		9,564,730
	South Korea - 0.5%
	Export-Import Bank of Korea
4,500,000	0.93%, 07/05/2022, 3 mo. USD LIBOR + 0.800%(2)(9)	4,519,225
3,300,000	1.34%, 04/27/2023, 3 mo. USD LIBOR + 1.200%(2)(9)	3,346,560
800,000	Industrial Bank of Korea 0.57%, 10/23/2022, 3 mo. USD LIBOR + 0.450%(2)(9)	801,504
	Korea Development Bank
6,200,000	0.83%, 02/27/2022, 3 mo. USD LIBOR + 0.705%(2)	6,211,488
2,000,000	0.93%, 10/30/2022, 3 mo. USD LIBOR + 0.800%(2)(9)	2,012,484
1,300,000	1.57%, 04/16/2023, 3 mo. USD LIBOR + 1.450%(2)(9)	1,323,733
		18,214,994
	Supranational - 0.2%
TRY 33,450,000	Asian Infrastructure Investment Bank 19.50%, 08/16/2023	3,375,792
7,550,000	European Bank for Reconstruction & Development 12.50%, 02/09/2023	721,995
33,000,000	European Investment Bank 12.00%, 05/12/2022	3,278,821
MXN 19,800,000	International Finance Corp. 0.00%, 02/22/2038(8)	264,667
		7,641,275
	Thailand - 0.2%
THB 270,465,000	Thailand Government Bond 1.60%, 06/17/2035	7,385,241
	Turkey - 0.7%
	Turkey Government International Bond
$ 1,140,000	4.88%, 10/09/2026	1,080,223
5,700,000	4.88%, 04/16/2043	4,424,796
5,246,000	5.13%, 02/17/2028	4,920,696
1,010,000	5.25%, 03/13/2030	917,326
11,310,000	5.75%, 05/11/2047	9,302,475
510,000	6.00%, 03/25/2027	503,115
1,575,000	6.00%, 01/14/2041	1,358,122
		22,506,753
	Ukraine - 0.5%
	Ukraine Government International Bond
2,230,000	6.88%, 05/21/2029(1)	2,271,433
1,810,000	7.25%, 03/15/2033(1)	1,842,287
3,785,000	7.25%, 03/15/2033(9)	3,852,517

The accompanying notes are an integral part of these financial statements.
146

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.0% - (continued)
	Ukraine - 0.5% - (continued)
$ 1,715,000	7.38%, 09/25/2032(9)	$ 1,763,843
620,000	7.75%, 09/01/2022(9)	642,351
755,000	7.75%, 09/01/2023(9)	804,092
865,000	7.75%, 09/01/2024(9)	932,048
3,135,000	7.75%, 09/01/2026(9)	3,378,916
2,125,000	7.75%, 09/01/2027(9)	2,289,449
		17,776,936
	United Arab Emirates - 0.4%
1,385,000	Abu Dhabi Government International Bond 3.00%, 09/15/2051(1)	1,367,826
12,600,000	Emirate of Dubai Government International Bonds 3.90%, 09/09/2050(9)	11,889,486
290,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(9)	284,937
		13,542,249
	Venezuela - 0.0%
	Venezuela Government International Bond
1,224,000	7.75%, 10/13/2019(9)(14)	117,871
380,000	9.00%, 05/07/2023(9)(14)	36,594
800,000	9.25%, 05/07/2028(9)(14)	77,040
1,355,300	12.75%, 08/23/2022(9)(14)	130,516
		362,021
	Total Foreign Government Obligations (cost $736,173,798)	$ 702,361,743
MUNICIPAL BONDS - 0.7%
	Education - 0.1%
	Chicago, IL, Board of Education, GO
630,000	5.18%, 12/01/2021	$ 631,944
380,000	6.04%, 12/01/2029	429,372
2,870,000	6.14%, 12/01/2039	3,455,194
		4,516,510
	General - 0.1%
	Chicago, IL, Transit Auth
1,150,000	3.91%, 12/01/2040	1,296,825
665,000	6.90%, 12/01/2040	941,142
		2,237,967
	General Obligation - 0.0%
	State of Illinois, GO
375,709	4.95%, 06/01/2023	394,614
70,000	5.00%, 01/01/2023	72,755
		467,369
	Nursing Homes - 0.1%
2,000,000	Seminole County, FL, Industrial Dev Auth 6.00%, 11/15/2025	2,003,409
	School District - 0.3%
9,610,000	Chicago, IL, Board of Education, GO 6.32%, 11/01/2029	11,259,309
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.7% - (continued)
	Transportation - 0.1%
	Metropolitan Transportation Auth, NY, Rev
$ 1,150,000	5.00%, 11/15/2050	$ 1,366,584
850,000	5.18%, 11/15/2049	1,158,942
1,235,000	6.81%, 11/15/2040	1,781,285
		4,306,811
	Total Municipal Bonds (cost $23,893,432)	$ 24,791,375
SENIOR FLOATING RATE INTERESTS - 19.9%(17)
	Advertising - 0.0%
1,386,700	Clear Channel Outdoor Holdings, Inc. 3.63%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$ 1,363,542
	Aerospace/Defense - 0.2%
825,264	Dynasty Acquisition Co., Inc. 3.63%, 04/06/2026, 1 mo. USD LIBOR + 3.500%	805,317
	Spirit Aerosystems, Inc.
679,437	0.00%, 01/15/2025, 1 mo. USD LIBOR + 3.750%(18)	681,136
530,987	6.00%, 01/15/2025, 1 mo. USD LIBOR + 5.250%	532,315
	TransDigm, Inc.
2,002,677	2.34%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	1,977,844
1,333,694	2.34%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	1,316,636
		5,313,248
	Airlines - 0.3%
2,355,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	2,451,414
1,655,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	1,671,203
1,901,237	Kestrel Bidco, Inc. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	1,869,163
685,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	729,100
1,880,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	2,001,147
2,666,600	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	2,702,306
		11,424,333
	Apparel - 0.1%
2,423,925	Birkenstock GmbH & Co. KG 4.25%, 04/27/2028, 1 mo. USD LIBOR + 3.750%	2,422,422
	Auto Parts & Equipment - 0.3%
1,576,050	Adient U.S. LLC 3.59%, 04/08/2028, 1 mo. USD LIBOR + 3.500%	1,575,766

The accompanying notes are an integral part of these financial statements.
147

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Auto Parts & Equipment - 0.3% - (continued)
	Clarios Global L.P.
EUR 2,841,252	3.25%, 04/30/2026, 3 mo. EURIBOR + 3.250%	$ 3,251,642
$ 1,945,083	3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	1,932,110
	First Brands Group LLC
809,461	6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	815,532
1,765,000	9.50%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	1,778,237
		9,353,287
	Beverages - 0.0%
406,700	Sunshine Investments B.V. 2.87%, 03/28/2025, 3 mo. USD LIBOR + 2.750%	404,032
	Chemicals - 0.5%
1,726,389	ASP Unifrax Holdings, Inc. 3.88%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	1,697,904
989,304	Axalta Coating Systems U.S. Holdings, Inc. 1.88%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	986,830
7,250,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	7,230,063
1,600,502	Element Solutions, Inc. 2.09%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	1,596,501
	Messer Industries GmbH
EUR 72,222	2.50%, 03/01/2026, 3 mo. EURIBOR + 2.500%	82,769
$ 549,031	2.63%, 03/01/2026, 3 mo. USD LIBOR + 2.500%	545,083
1,592,000	NIC Acquisition Corp. 4.50%, 12/29/2027, 1 mo. USD LIBOR + 3.750%	1,588,514
1,694,289	Starfruit Finco B.V 2.84%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	1,680,531
2,311,447	Tronox Finance LLC 2.37%, 03/13/2028, 1 mo. USD LIBOR + 2.250%	2,292,678
		17,700,873
	Commercial Services - 1.8%
	AlixPartners LLP
EUR 696,500	3.25%, 02/04/2028, 3 mo. EURIBOR + 3.250%	802,143
$ 4,218,800	3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	4,202,979
2,500,000	Allied Universal Holdco LLC 4.25%, 05/12/2028, 1 mo. USD LIBOR + 3.750%	2,498,450
	Amentum Government Services Holdings LLC
518,438	3.59%, 01/29/2027, 1 mo. USD LIBOR + 3.500%	515,415
3,980,000	5.50%, 01/29/2027, 1 mo. USD LIBOR + 4.750%	3,978,766
3,515,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	3,501,256
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Commercial Services - 1.8% - (continued)
	AVSC Holding Corp.
$ 979,528	4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	$ 883,651
1,638,778	5.50%, 10/15/2026, 1 mo. USD LIBOR + 4.500%	1,530,619
	Belron Finance U.S. LLC
243,734	2.38%, 11/13/2025, 3 mo. USD LIBOR + 2.250%	242,516
831,444	2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	826,771
1,417,875	3.25%, 04/13/2028, 1 mo. USD LIBOR + 2.750%	1,416,996
EUR 2,220,000	Boels Topholding B.V. 3.25%, 02/06/2027, 3 mo. EURIBOR + 3.250%	2,554,027
1,235,000	Boluda Corporacion Maritima S.L 3.50%, 07/30/2026, 3 mo. EURIBOR + 3.500%	1,423,277
$ 1,310,733	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%	1,303,629
1,710,072	Ensemble RCM LLC 3.88%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	1,711,594
2,503,306	EVO Payments International LLC 3.34%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	2,499,652
533,780	Fly Funding S.a.r.l. 1.88%, 08/11/2025, 1 mo. USD LIBOR + 1.160%	523,270
1,821,161	Hertz Corp. 0.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(18)	1,822,836
5,000,000	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%	4,870,850
3,015,000	Parexel International Corp. 0.00%, 08/11/2028, 1 mo. USD LIBOR + 3.500%(18)	3,017,080
3,226,913	Signal Parent, Inc. 4.25%, 04/03/2028, 1 mo. USD LIBOR + 3.500%	3,162,374
EUR 231,666	Techem Verwaltungsgesellschaft 675 mbH 2.38%, 07/15/2025, 3 mo. EURIBOR + 2.375%	263,007
$ 756,585	Trans Union LLC 1.84%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	751,388
	Verisure Holding AB
EUR 1,650,000	3.25%, 07/20/2026, 3 mo. EURIBOR + 3.250%	1,892,503
5,045,000	3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%	5,782,214
$ 601,292	Verscend Holding Corp. 4.09%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	602,044
2,766,100	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	2,750,195
3,321,675	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	3,280,154
		58,609,656
	Construction Materials - 0.9%
4,174,537	ACProducts, Inc. 4.75%, 05/17/2028, 1 mo. USD LIBOR + 4.250%	4,161,513

The accompanying notes are an integral part of these financial statements.
148

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Construction Materials - 0.9% - (continued)
$ 4,590,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(18)	$ 4,580,453
5,599,422	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	5,588,223
2,912,625	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%	2,893,518
1,934,312	Ingersoll-Rand Services Co. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	1,905,898
	Quikrete Holdings, Inc.
1,750,000	0.00%, 01/31/2027, 1 mo. USD LIBOR + 3.000%(18)	1,743,000
2,464,555	2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	2,438,874
3,230,000	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%	3,225,381
640,026	Summit Materials LLC 2.09%, 11/21/2024, 3 mo. USD LIBOR + 2.000%	638,624
439,077	Tamko Building Products LLC 3.09%, 06/01/2026, 1 mo. USD LIBOR + 3.000%	437,066
1,004,950	Watlow Electric Manufacturing Co. 4.50%, 03/02/2028, 1 mo. USD LIBOR + 4.000%	1,005,784
2,170,480	Wilsonart LLC 4.50%, 12/19/2026, 1 mo. USD LIBOR + 3.500%	2,171,847
		30,790,181
	Distribution/Wholesale - 0.2%
1,501,169	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	1,485,722
3,915,858	Core & Main L.P. 2.59%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	3,883,239
441,000	KAR Auction Services, Inc. 2.38%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	427,770
1,099,475	PAI Holdco, Inc. 4.25%, 10/28/2027, 1 mo. USD LIBOR + 3.500%	1,099,475
		6,896,206
	Diversified Financial Services - 0.6%
1,573,216	Aretec Group, Inc. 4.34%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	1,569,283
	Blackhawk Network Holdings, Inc.
3,335,293	3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	3,306,109
900,000	7.13%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	891,000
	Deerfield Dakota Holding LLC
EUR 2,197,188	4.00%, 04/09/2027, 3 mo. EURIBOR + 4.000%	2,541,219
$ 4,156,694	4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	4,164,509
2,094,750	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	2,088,026
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Diversified Financial Services - 0.6% - (continued)
	GreenSky Holdings LLC
$ 823,915	3.38%, 03/31/2025, 3 mo. USD LIBOR + 3.250%	$ 817,735
1,036,875	5.50%, 03/29/2025, 1 mo. USD LIBOR + 4.500%	1,031,691
	HighTower Holdings LLC
449,000	4.00%, 04/21/2028, 1 mo. USD LIBOR + 4.00%	449,000
2,096,000	4.75%, 04/21/2028, 1 mo. USD LIBOR + 4.00%	2,096,000
170,625	Minotaur Acquisition, Inc. 4.84%, 03/27/2026, 3 mo. USD LIBOR + 4.750%	169,693
1,190,431	NFP Corp. 3.34%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	1,175,301
1,464,717	Russell Investments U.S. Inst'l Holdco, Inc. 4.50%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	1,469,755
		21,769,321
	Electric - 0.0%
1,432,032	ExGen Renewables LLC 3.50%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	1,433,049
	Electrical Components & Equipment - 0.1%
970,000	Anticimex International AB 0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(18)	968,787
1,156,263	Energizer Holdings, Inc. 2.75%, 12/22/2027, 1 mo. USD LIBOR + 2.250%	1,152,285
		2,121,072
	Electronics - 0.1%
2,194,500	Ingram Micro, Inc. 4.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%	2,198,889
	Engineering & Construction - 0.4%
2,299,237	Artera Services LLC 4.50%, 03/06/2025, 1 mo. USD LIBOR + 3.500%	2,288,707
2,293,644	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	2,272,244
4,918,764	Brown Group Holding LLC 3.25%, 06/07/2028, 1 mo. USD LIBOR + 2.750%	4,903,417
EUR 246,411	Fluidra S.A. 2.00%, 07/02/2025, 3 mo. EURIBOR + 2.000%	283,606
$ 214,586	Hamilton Holdco LLC 2.14%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	212,618
1,265,000	KKR Apple Bidco LLC 3.50%, 09/22/2028, 1 mo. USD LIBOR + 3.000%	1,261,838
903,806	PowerTeam Services LLC 4.25%, 03/06/2025, 3 mo. USD LIBOR + 3.250%	896,748
		12,119,178
	Entertainment - 0.9%
1,500,000	AP Core Holdings, II LLC 6.25%, 09/01/2027, 1 mo. USD LIBOR + 5.500%	1,502,505

The accompanying notes are an integral part of these financial statements.
149

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Entertainment - 0.9% - (continued)
EUR 875,000	Banijay Entertainment S.A.S 3.75%, 03/01/2025, 3 mo. EURIBOR + 3.750%	$ 1,011,287
	Crown Finance U.S., Inc.
$ 2,186,828	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	1,799,759
387,656	7.13%, 05/23/2024, 1 mo. USD LIBOR + 7.000%	467,514
197,104	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	211,394
3,455,844	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	3,441,813
1,018,599	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	1,016,481
2,810,000	J&J Ventures Gaming LLC 4.75%, 04/07/2028, 1 mo. USD LIBOR + 4.000%	2,817,025
1,675,000	Maverick Gaming LLC 8.50%, 08/19/2028, 1 mo. USD LIBOR + 7.500%	1,670,813
	Motion Finco S.a.r.l.
EUR 335,000	3.00%, 11/12/2026, 3 mo. EURIBOR + 3.000%	373,532
$ 491,315	3.38%, 11/12/2026, 1 mo. USD LIBOR + 3.250%	477,725
686,808	NASCAR Holdings, Inc. 2.59%, 10/19/2026, 3 mo. USD LIBOR + 2.500%	684,232
2,206,267	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	2,201,678
2,642,717	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	2,630,402
2,480,583	SeaWorld Parks & Entertainment, Inc. 3.50%, 08/25/2028, 1 mo. USD LIBOR + 3.000%	2,471,281
4,660,893	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	4,631,762
3,333,134	William Morris Endeavor Entertainment LLC 2.84%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	3,263,238
		30,672,441
	Environmental Control - 0.1%
3,105,000	Clean Harbors, Inc. 2.09%, 10/08/2028, 1 mo. USD LIBOR + 2.087%	3,103,075
314,400	U.S. Ecology Holdings, Inc. 2.59%, 11/01/2026, 3 mo. USD LIBOR + 2.500%	313,221
		3,416,296
	Food - 0.5%
	8th Avenue Food & Provisions, Inc.
218,812	3.84%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	217,583
135,000	7.84%, 10/01/2026, 3 mo. USD LIBOR + 7.750%	133,538
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Food - 0.5% - (continued)
$ 2,239,258	B&G Foods, Inc. 2.59%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	$ 2,243,916
EUR 1,290,000	Bellis Acquisition Co. plc 2.75%, 02/12/2026, 3 mo. EURIBOR + 2.750%	1,469,617
$ 1,427,439	CHG PPC Parent LLC 2.84%, 03/31/2025, 3 mo. USD LIBOR + 2.750%	1,416,733
	Froneri International Ltd.
2,446,476	2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	2,410,097
EUR 1,270,000	2.63%, 01/29/2027, 3 mo. EURIBOR + 2.625%	1,431,417
$ 2,282,555	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	2,277,099
800,777	Post Holdings, Inc. 4.75%, 10/21/2024, 1 mo. USD LIBOR + 4.000%	803,380
627,286	Simply Good Foods USA, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%	630,033
	U.S. Foods, Inc.
1,701,862	1.84%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	1,690,255
1,144,175	2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	1,122,722
1,538,625	UTZ Quality Foods LLC 3.09%, 01/20/2028, 1 mo. USD LIBOR + 3.000%	1,534,132
		17,380,522
	Food Service - 0.0%
	Aramark Services, Inc.
928,502	1.84%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	905,290
456,925	1.84%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	445,218
		1,350,508
	Gas - 0.1%
2,130,999	UGI Energy Services LLC 3.84%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	2,137,669
	Hand/Machine Tools - 0.0%
1,624,855	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	1,627,748
	Healthcare - Products - 0.6%
1,791,603	Agiliti Health, Inc. 3.50%, 01/04/2026, 1 mo. USD LIBOR + 2.750%	1,787,124
	Avantor Funding, Inc.
4,537,200	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	4,533,434
EUR 1,426,425	2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%	1,644,363
$ 161,932	Coty, Inc. 2.34%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	159,300
1,276,319	CPI Holdco LLC 3.84%, 11/04/2026, 1 mo. USD LIBOR + 3.750%	1,275,528

The accompanying notes are an integral part of these financial statements.
150

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Healthcare - Products - 0.6% - (continued)
$ 1,426,425	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	$ 1,427,766
4,240,000	Medline Industries, Inc. 0.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%(18)	4,244,198
4,428,979	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	4,436,198
		19,507,911
	Healthcare - Services - 1.3%
	ADMI Corp.
2,840,725	3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%	2,818,539
1,715,000	4.00%, 12/23/2027, 1 mo. USD LIBOR + 3.500%	1,713,165
2,315,000	AHP Health Partners, Inc. 4.00%, 08/04/2028, 1 mo. USD LIBOR + 3.500%	2,321,505
EUR 6,105,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	7,014,259
$ 2,154,554	Cano Health LLC 5.25%, 11/19/2027, 1 mo. USD LIBOR + 4.500%	2,154,554
1,053,425	Catalent Pharma Solutions, Inc. 2.00%, 02/22/2028, 1 mo. USD LIBOR + 2.500%	1,053,688
EUR 1,815,000	Cerba Healthcare S.A.S. 3.75%, 05/24/2028, 3 mo. EURIBOR + 3.750%	2,092,307
1,180,000	Elsan SAS 3.50%, 06/16/2028, 3 mo. EURIBOR + 3.500%	1,360,533
$ 578,638	Envision Healthcare Corp. 3.84%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	477,619
537,280	eResearchTechnology, Inc. 5.50%, 02/04/2027, 1 mo. USD LIBOR + 4.500%	539,445
	EyeCare Partners LLC
790,000	0.00%, 10/14/2029, 1 mo. USD LIBOR + 6.750%(18)	792,631
2,335,000	0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.750%(18)	2,329,162
2,007,455	3.88%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	1,993,162
2,967,562	Heartland Dental, LLC 4.09%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	2,959,520
1,153,894	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	1,153,767
EUR 640,000	LGC Group Holdings Ltd. 3.00%, 04/21/2027, 3 mo. EURIBOR + 3.000%	723,475
$ 1,584,895	MED ParentCo L.P. 4.34%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	1,580,045
	Medical Solutions L.L.C.
1,646,400	0.00%, 10/07/2028, 1 mo. USD LIBOR + 3.500%(18)	1,647,223
313,600	0.00%, 11/01/2028(18)	313,757
580,140	Midwest Physician Administrative Services LLC 4.00%, 03/12/2028, 1 mo. USD LIBOR + 3.250%	577,239
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Healthcare - Services - 1.3% - (continued)
$ 1,094,500	PPD, Inc. 2.50%, 01/13/2028, 1 mo. USD LIBOR + 2.000%	$ 1,091,939
	Sound Inpatient Physicians Holdings LLC
246,713	2.84%, 06/27/2025, 3 mo. USD LIBOR + 2.750%	245,876
1,197,000	3.50%, 06/27/2025, 1 mo. USD LIBOR + 3.000%	1,194,762
5,501,387	Surgery Center Holdings, Inc. 4.50%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	5,511,345
		43,659,517
	Holding Companies-Diversified - 0.1%
EUR 3,580,000	IVC Acquisition Ltd. 0.00%, 02/13/2026, 1 mo. USD LIBOR + 4.000%(18)	4,132,272
	Home Builders - 0.1%
	Tecta America Corp.
$ 3,361,575	5.00%, 04/01/2028, 1 mo. USD LIBOR + 4.250%	3,365,777
1,120,000	9.25%, 04/01/2029, 1 mo. USD LIBOR + 8.500%	1,114,400
		4,480,177
	Home Furnishings - 0.2%
4,535,000	Mattress Firm Inc 5.00%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	4,511,237
1,085,839	Weber-Stephen Products LLC 4.00%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	1,087,652
		5,598,889
	Insurance - 1.0%
4,953,203	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	4,883,858
	Alliant Holdings Intermediate LLC
1,010,000	0.00%, 11/19/2027, 1 mo. USD LIBOR + 3.500%(18)	1,007,475
1,162,980	3.34%, 05/09/2025, 1 mo. USD LIBOR + 3.250%	1,152,443
1,124,784	4.25%, 11/05/2027, 1 mo. USD LIBOR + 3.750%	1,122,535
	Asurion LLC
509,765	3.09%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	505,784
1,220,094	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%	1,216,788
1,816,520	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	1,797,501
2,616,850	3.34%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	2,590,681
1,440,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	1,434,082
3,035,000	5.34%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	3,020,462
	Hub International Ltd.
2,524,400	2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	2,495,142
3,862,135	4.00%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	3,857,308

The accompanying notes are an integral part of these financial statements.
151

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Insurance - 1.0% - (continued)
$ 986,353	Ryan Specialty Group LLC 3.75%, 09/01/2027, 1 mo. USD LIBOR + 3.000%	$ 986,599
	Sedgwick Claims Management Services, Inc.
2,519,853	3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	2,493,092
1,642,423	3.84%, 09/03/2026, 1 mo. USD LIBOR + 3.750%	1,637,907
254,800	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	255,210
2,499,338	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	2,479,243
		32,936,110
	Internet - 0.5%
	Adevinta ASA
EUR 1,335,000	3.25%, 06/26/2028, 3 mo. EURIBOR + 3.250%	1,542,519
$ 364,087	3.75%, 06/26/2028, 1 mo. USD LIBOR + 3.000%	363,997
280,725	Buzz Merger Sub Ltd. 2.84%, 01/29/2027, 1 mo. USD LIBOR + 2.750%	278,970
3,860,325	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	3,791,148
	Go Daddy Operating Co. LLC
1,719,228	1.84%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	1,705,904
1,254,125	2.09%, 08/10/2027, 1 mo. USD LIBOR + 2.000%	1,245,070
	MH Sub LLC
1,800,989	4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	1,803,996
545,000	6.34%, 02/12/2029, 1 mo. USD LIBOR + 6.250%	551,981
2,670,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	2,657,852
1,146,773	Rodan & Fields LLC 4.09%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	804,381
1,635,000	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	1,616,198
		16,362,016
	IT Services - 0.3%
866,334	McAfee LLC 3.84%, 09/30/2024, 3 mo. USD LIBOR + 3.750%	866,880
2,154,600	Panther Commercial Holdings L.P. 5.00%, 01/07/2028, 1 mo. USD LIBOR + 5.000%	2,159,987
2,593,025	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	2,595,851
	Tempo Acquisition LLC
1,500,000	3.50%, 08/31/2028, 1 mo. USD LIBOR + 3.000%	1,500,945
1,963,839	3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	1,967,924
		9,091,587
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Leisure Time - 0.3%
	Carnival Corp.
$ 794,938	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	$ 793,451
2,900,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%	2,896,375
870,000	Great Canadian Gaming Corp. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 4.000%(18)	873,915
3,042,375	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%	3,032,244
2,299,237	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	2,299,237
1,603,340	SRAM LLC 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	1,599,332
		11,494,554
	Lodging - 0.2%
2,158,780	Boyd Gaming Corp. 2.32%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	2,154,830
	Caesars Resort Collection LLC
2,457,990	2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	2,445,454
2,207,700	3.59%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	2,208,980
		6,809,264
	Machinery - Construction & Mining - 0.1%
2,001,547	Brookfield WEC Holdings, Inc. 3.25%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	1,986,535
	Machinery-Diversified - 0.4%
199,363	AI Alpine AT Bidco GmbH 2.87%, 10/31/2025, 1 mo. USD LIBOR + 2.750%	195,375
1,151,953	Altra Industrial Motion Corp. 2.09%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	1,143,314
3,275,000	ASP Blade Holdings, Inc. 0.00%, 10/13/2028, 1 mo. USD LIBOR + 4.000%(18)	3,279,094
1,331,676	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	1,329,598
1,315,000	Filtration Group Corp. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 3.750%(18)	1,312,699
2,782,005	Vertical U.S. Newco, Inc. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.500%	2,785,482
2,550,000	Welbilt, Inc. 2.59%, 10/23/2025, 3 mo. USD LIBOR + 2.500%	2,538,321
		12,583,883
	Media - 1.3%
772,800	Altice Financing S.A. 2.87%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	757,066

The accompanying notes are an integral part of these financial statements.
152

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Media - 1.3% - (continued)
$ 1,133,550	Banijay Entertainment S.A.S 3.83%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	$ 1,129,299
4,164,562	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	4,129,414
924,697	Charter Communications Operating LLC 1.84%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	917,910
	CSC Holdings LLC
243,622	2.34%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	237,761
1,794,948	2.59%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,756,805
2,355,000	DirecTV Financing LLC 5.75%, 07/22/2027, 1 mo. USD LIBOR + 5.000%	2,356,130
	E.W. Scripps Co.
1,989,650	3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	1,982,188
1,114,737	3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%	1,115,261
632,807	Entravision Communications Corp. 2.84%, 11/29/2024, 3 mo. USD LIBOR + 2.750%	625,093
1,849,643	Gray Television, Inc. 2.58%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	1,836,473
15,489	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	15,455
210,000	NEP Group, Inc. 7.09%, 10/19/2026, 3 mo. USD LIBOR + 7.000%	202,703
8,939,238	NEP/NCP Holdco, Inc. 3.34%, 10/20/2025, 3 mo. USD LIBOR + 3.250%	8,661,317
1,500,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	1,478,250
EUR 1,375,000	UPC Broadband Holding B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	1,577,833
$ 3,980,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	3,960,936
	Virgin Media Bristol LLC
1,125,000	2.59%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	1,112,501
EUR 1,515,000	3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%	1,747,872
$ 1,010,000	3.34%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	1,009,162
EUR 3,785,000	Virgin Media Ireland Ltd. 3.50%, 07/15/2029, 3 mo. EURIBOR + 3.500%	4,345,619
700,000	Virgin Media SFA Finance Ltd. 2.50%, 01/31/2029, 3 mo. EURIBOR + 2.500%	794,634
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Media - 1.3% - (continued)
EUR 785,000	Ziggo B.V. 3.00%, 01/31/2029, 3 mo. EURIBOR + 3.000%	$ 896,498
$ 1,100,000	Ziggo Financing Partnership 2.59%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,085,788
		43,731,968
	Miscellaneous Manufacturing - 0.1%
EUR 3,345,920	CeramTec AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	3,843,090
$ 281,300	LTI Holdings, Inc. 3.59%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	277,534
760,517	Momentive Performance Materials USA LLC 3.34%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	758,935
		4,879,559
	Oil & Gas Services - 0.1%
2,075,000	Oryx Midstream Services Permian Basin LLC 0.00%, 10/05/2028, 1 mo. USD LIBOR + 3.250%(18)	2,066,098
86,285	PES Holdings LLC 0.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(14)(18)	863
		2,066,961
	Packaging & Containers - 0.7%
	Berlin Packaging LLC
2,985,019	3.75%, 03/05/2028, 1 mo. USD LIBOR + 3.250%	2,967,855
2,325,000	4.25%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	2,325,419
880,200	Berry Global, Inc. 1.84%, 07/01/2026, 1 mo. USD LIBOR + 1.836%	874,038
2,934,675	BWAY Holding Co. 3.34%, 04/03/2024, 3 mo. USD LIBOR + 3.250%	2,854,441
	Flex Acquisition Co., Inc.
1,014,800	3.13%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	1,006,438
2,739,949	4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%	2,731,565
	Pregis TopCo Corp.
402,825	4.09%, 07/31/2026, 1 mo. USD LIBOR + 4.000%	403,453
1,445,000	4.50%, 07/31/2026, 1 mo. USD LIBOR + 4.000%	1,447,717
	Pretium PKG Holdings, Inc.
1,080,000	4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%	1,082,570
890,000	7.25%, 10/01/2029, 1 mo. USD LIBOR + 6.750%	898,900
4,557,498	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	4,557,498
	TricorBraun Holdings, Inc.
2,736,157	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	2,717,195
616,458	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(19)	612,186
		24,479,275

The accompanying notes are an integral part of these financial statements.
153

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Pharmaceuticals - 0.8%
	Bausch Health Cos., Inc.
$ 518,848	2.84%, 11/27/2025, 3 mo. USD LIBOR + 2.750%	$ 517,161
1,461,360	3.09%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	1,457,618
2,391,343	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	2,388,617
2,964,298	Elanco Animal Health, Inc. 1.83%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	2,937,827
798,080	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/27/2028, 1 mo. USD LIBOR + 5.000%	777,019
2,743,180	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	2,747,844
1,735,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(18)	1,724,590
2,149,200	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	2,143,440
287,493	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	287,462
	Jazz Financing Lux S.a.r.l.
EUR 456,667	3.50%, 05/05/2028, 3 mo. EURIBOR + 3.500%	528,456
$ 2,319,188	4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	2,322,086
3,117,188	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	3,123,048
1,084,550	Packaging Coordinators Midco, Inc. 4.25%, 11/30/2027, 1 mo. USD LIBOR + 3.500%	1,085,678
3,296,073	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	3,278,209
		25,319,055
	Pipelines - 0.3%
263,294	BCP Raptor LLC 5.25%, 06/24/2024, 3 mo. USD LIBOR + 4.250%	263,439
697,576	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	694,960
462,977	Buckeye Partners L.P. 2.33%, 11/01/2026, 1 mo. USD LIBOR + 2.250%	460,606
2,613,450	DT Midstream, Inc. 2.50%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	2,618,756
3,636,199	Medallion Midland Acquisition LLC 4.50%, 10/18/2028, 3 mo. USD LIBOR + 3.750%	3,632,781
1,149,721	NorthRiver Midstream Finance L.P. 3.38%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	1,146,996
		8,817,538
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Real Estate - 0.0%
EUR 855,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	$ 981,975
	Retail - 1.5%
$ 1,895,000	At Home Group, Inc. 4.75%, 07/24/2028, 1 mo. USD LIBOR + 4.250%	1,886,321
1,332,441	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	1,305,552
3,517,369	Beacon Roofing Supply, Inc. 2.34%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	3,491,798
	EG Group Ltd.
2,392,057	4.75%, 03/31/2026, 1 mo. USD LIBOR + 4.250%	2,388,469
EUR 1,715,000	7.00%, 04/10/2027, 3 mo. EURIBOR + 7.000%	1,982,540
$ 1,700,738	Foundation Building Materials Holding Co. LLC 3.75%, 02/03/2028, 1 mo. USD LIBOR + 3.250%	1,686,213
5,195,737	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	5,207,636
2,438,169	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	2,428,757
	IRB Holding Corp.
734,772	3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	732,626
1,771,613	4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	1,770,355
	LBM Acquisition LLC
926,667	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(18)	913,536
1,848,688	3.88%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,822,492
1,984,113	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,955,998
2,292,675	Les Schwab Tire Centers 4.00%, 11/02/2027, 1 mo. USD LIBOR + 3.250%	2,288,388
3,276,787	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	3,270,660
EUR 1,250,000	Peer Holding B.V. 3.00%, 03/08/2025, 3 mo. EURIBOR + 3.000%	1,431,157
$ 1,701,450	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	1,700,242
2,758,087	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	2,759,080
1,470,000	Specialty Building Products Holdings LLC 0.00%, 10/15/2028, 1 mo. USD LIBOR + 3.750%(18)	1,464,032
5,147,100	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	5,145,659

The accompanying notes are an integral part of these financial statements.
154

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Retail - 1.5% - (continued)
$ 1,870,792	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	$ 1,796,147
3,747,150	White Cap Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	3,754,382
		51,182,040
	Semiconductors - 0.2%
2,940,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(18)	2,936,325
585,000	Synaptics Incorporated 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(18)	585,913
1,615,000	TPG Elf Purchaser LLC 0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.500%(18)	1,612,981
		5,135,219
	Software - 2.0%
791,025	Athenahealth, Inc. 4.38%, 02/11/2026, 1 mo. USD LIBOR + 4.250%	793,003
615,350	Camelot U.S. Acquisition Co. 4.00%, 10/30/2026, 1 mo. USD LIBOR + 3.000%	616,273
1,820,000	CCC Intelligent Solutions, Inc. 3.00%, 09/21/2028, 1 mo. USD LIBOR + 2.500%	1,814,085
706,588	Ceridian HCM Holding, Inc. 2.57%, 04/30/2025, 1 mo. USD LIBOR + 2.500%	697,883
EUR 1,360,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	1,570,478
	DCert Buyer, Inc.
$ 2,958,099	4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	2,958,424
3,605,000	7.09%, 02/16/2029, 1 mo. USD LIBOR + 7.000%	3,631,389
7,322,877	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	7,290,217
3,324,300	E2open LLC 3.75%, 02/04/2028, 1 mo. USD LIBOR + 3.250%	3,325,696
445,900	Emerald TopCo, Inc. 3.63%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	442,444
	Epicor Software Corp.
1,962,124	4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	1,959,514
400,000	8.75%, 07/31/2028, 1 mo. USD LIBOR + 7.750%	410,100
243,773	Evertec Group LLC 3.59%, 11/27/2024, 3 mo. USD LIBOR + 3.500%	243,849
601,291	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	597,833
	Hyland Software, Inc.
3,570,995	4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	3,572,103
464,000	7.00%, 07/07/2025, 1 mo. USD LIBOR + 6.250%	468,060
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Software - 2.0% - (continued)
$ 123,562	MA Finance Co. LLC 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	$ 122,210
	Mitchell International, Inc.
4,550,000	4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	4,506,775
1,775,000	7.00%, 10/15/2029, 1 mo. USD LIBOR + 6.500%	1,787,869
1,383,330	Navicure, Inc. 4.09%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	1,384,201
2,338,250	Playtika Holding Corp. 2.84%, 03/13/2028, 1 mo. USD LIBOR + 2.750%	2,333,129
	Polaris Newco LLC
EUR 1,975,000	4.00%, 06/02/2028, 3 mo. EURIBOR + 4.000%	2,278,351
$ 3,380,000	4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	3,386,490
99,500	Press Ganey Holdings, Inc. 4.50%, 07/24/2026, 1 mo. USD LIBOR + 3.750%	99,624
2,294,339	Quest Software U.S. Holdings, Inc. 4.38%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	2,289,842
3,475,000	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%	3,466,660
834,443	Seattle Spinco, Inc. 2.84%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	825,315
437,566	SS&C European Holdings S.a.r.l. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	432,735
2,091,485	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	2,070,729
	Ultimate Software Group, Inc.
2,153,646	3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	2,155,972
1,475,575	4.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%	1,477,242
7,834,845	Zelis Healthcare Corporation 3.58%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	7,797,472
		66,805,967
	Telecommunications - 0.5%
1,044,447	Altice France S.A. 3.81%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	1,032,436
556,924	Consolidated Communications, Inc. 4.25%, 10/02/2027, 1 mo. USD LIBOR + 3.500%	556,796
2,039,750	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	2,035,671
472,259	Level 3 Financing, Inc. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	465,850
	Lorca Finco plc
EUR 3,855,000	0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(18)	4,424,204
1,836,915	4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%	2,122,029

The accompanying notes are an integral part of these financial statements.
155

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.9%(17) - (continued)
	Telecommunications - 0.5% - (continued)
$ 763,177	Numericable Group S.A. 2.88%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	$ 749,662
2,250,000	Xplornet Communications, Inc. 0.00%, 10/02/2028, 1 mo. USD LIBOR + 4.000%(18)	2,245,185
979,515	Zacapa LLC 4.63%, 07/02/2025, 3 mo. USD LIBOR + 4.500%(2)	980,739
988,776	Zayo Group Holdings, Inc. 3.09%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	972,630
		15,585,202
	Transportation - 0.2%
2,820,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	2,799,217
1,970,000	Genesee & Wyoming, Inc. 2.13%, 12/30/2026, 1 mo. USD LIBOR + 2.000%	1,957,904
1,184,050	PODS LLC 3.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	1,181,836
2,004,975	Savage Enterprises LLC 3.75%, 09/15/2028, 1 mo. USD LIBOR + 3.250%	2,008,323
		7,947,280
	Total Senior Floating Rate Interests (cost $664,744,082)	$ 666,079,227
U.S. GOVERNMENT AGENCIES - 10.5%
	Mortgage-Backed Agencies - 10.5%
	FHLMC - 2.0%
3,173	0.01%, 11/15/2036(20)	$ 2,892
12,232,218	1.12%, 06/25/2030(3)(5)	1,035,188
3,955,546	1.13%, 01/25/2030(3)(5)	318,385
2,240,704	1.70%, 04/25/2030(3)(5)	273,039
2,658,480	1.87%, 11/25/2047(3)(5)	333,017
2,355,000	1.90%, 02/25/2047(3)(5)	318,111
4,759,080	1.95%, 10/25/2047(3)(5)	624,684
3,345,000	2.01%, 09/25/2047(3)(5)	283,207
1,150,193	2.02%, 09/25/2046(3)(5)	156,620
1,890,000	2.10%, 08/25/2047(3)(5)	264,801
3,870,000	2.15%, 05/25/2047(3)(5)	338,748
2,605,748	2.25%, 05/25/2047(3)(5)	383,898
6,060,000	2.44%, 01/25/2050, 1 mo. USD LIBOR + 2.350%(1)(2)	6,071,746
3,000,000	2.59%, 02/25/2050, 1 mo. USD LIBOR + 2.500%(1)(2)	3,016,463
3,990,000	2.70%, 01/25/2051, SOFR30A + 2.650%(1)(2)	4,008,190
8,884,675	2.74%, 01/25/2049, 1 mo. USD LIBOR + 2.650%(1)(2)	8,990,293
25,674	3.00%, 03/15/2033(5)	2,323
1,605,000	3.24%, 07/25/2030, 1 mo. USD LIBOR + 3.150%(2)	1,629,048
1,955,000	3.40%, 06/25/2048(3)(5)	477,740
4,315,947	3.69%, 04/25/2024, 1 mo. USD LIBOR + 3.600%(2)	4,397,294
180,000	3.80%, 01/25/2051, SOFR30A + 3.750%(1)(2)	186,871
39,303	4.00%, 07/15/2027(5)	1,728
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 10.5% - (continued)
	Mortgage-Backed Agencies - 10.5% - (continued)
	FHLMC - 2.0% - (continued)
$ 6,166,789	4.34%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	$ 6,358,648
2,110,000	4.44%, 09/25/2030, 1 mo. USD LIBOR + 4.350%(2)	2,201,319
88,142	4.50%, 03/15/2041	99,111
11,830,783	4.59%, 02/25/2024, 1 mo. USD LIBOR + 4.500%(2)	12,242,591
70,445	4.75%, 07/15/2039	78,555
1,955,000	5.34%, 09/25/2050, 1 mo. USD LIBOR + 5.250%(1)(2)	2,044,749
6,506	5.50%, 08/15/2033	7,398
2,450,000	5.84%, 07/25/2050, 1 mo. USD LIBOR + 5.750%(1)(2)	2,581,179
3,520,000	6.09%, 08/25/2050, 1 mo. USD LIBOR + 6.000%(1)(2)	3,739,597
21,788	6.50%, 07/15/2036	24,566
2,770,000	7.80%, 01/25/2051, SOFR30A + 7.750%(1)(2)	3,275,306
		65,767,305
	FNMA - 0.0%
31,206	0.00%, 06/25/2036(8)(20)	29,193
83,934	1.72%, 04/25/2055(3)(5)	4,369
5,000	2.44%, 01/01/2023	5,071
18,252	2.50%, 06/25/2028(5)	944
105,797	3.00%, 01/25/2028(5)	6,026
28,034	3.16%, 12/01/2026	30,298
22,690	3.24%, 12/01/2026	24,600
8,796	3.47%, 01/01/2024	9,166
39,336	3.50%, 05/25/2030(5)	3,437
21,952	3.67%, 08/01/2023	22,792
10,000	3.76%, 03/01/2024	10,528
14,387	3.86%, 12/01/2025	15,745
21,686	3.87%, 10/01/2025	23,658
32,041	3.89%, 05/01/2030	36,869
8,833	3.96%, 05/01/2034	10,268
19,459	4.00%, 03/25/2042(5)	2,090
9,823	4.50%, 07/25/2027(5)	458
4,458	5.49%, 05/25/2042(3)(5)	464
55,721	5.50%, 04/25/2035	63,228
15,998	5.50%, 04/25/2037	18,270
168,863	5.50%, 06/25/2042(5)	34,917
		352,391
	GNMA - 0.0%
18,651	4.00%, 05/16/2042(5)	2,247
44,037	5.00%, 10/16/2041(5)	7,317
		9,564
	UMBS - 8.5%
174,690,000	2.00%, 11/10/2051(21)	174,655,879
108,430,000	2.00%, 12/13/2051(21)	108,184,338
		282,840,217
	Total U.S. Government Agencies (cost $346,756,909)	$ 348,969,477
U.S. GOVERNMENT SECURITIES - 13.8%
	U.S. Treasury Securities - 13.8%
	U.S. Treasury Bonds - 5.7%
1,991,058	0.13%, 02/15/2051(22)	$ 2,262,261
13,723,173	0.88%, 02/15/2047(22)	18,033,643

The accompanying notes are an integral part of these financial statements.
156

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 13.8% - (continued)
	U.S. Treasury Securities - 13.8% - (continued)
	U.S. Treasury Bonds - 5.7% - (continued)
$ 848,614	1.00%, 02/15/2048(22)	$ 1,156,005
70,360,000	1.75%, 08/15/2041(13)	67,611,562
12,270,000	1.88%, 02/15/2051	12,053,358
63,660,000	2.25%, 05/15/2041(23)	66,325,762
4,040,000	3.00%, 11/15/2044	4,794,502
920,000	3.13%, 02/15/2043	1,100,838
6,740,000	3.38%, 05/15/2044(23)	8,440,797
5,980,000	3.63%, 02/15/2044(23)(24)	7,744,334
610,000	3.75%, 11/15/2043	801,602
		190,324,664
	U.S. Treasury Notes - 8.1%
14,227,379	0.13%, 07/15/2030(22)	15,837,684
51,480,000	0.25%, 07/31/2025(23)(25)	50,102,508
2,989,615	0.38%, 01/15/2027(22)(23)	3,315,962
121,460,000	0.63%, 05/15/2030(23)	112,919,844
2,881,711	0.88%, 01/15/2029(22)(23)	3,346,781
722,908	1.00%, 02/15/2049(22)	995,453
26,200,000	1.13%, 02/15/2031(23)	25,283,000
6,544,000	2.63%, 02/15/2029(23)	7,072,632
36,775,000	2.88%, 08/15/2028(23)(24)	40,232,712
9,025,000	3.00%, 10/31/2025	9,723,380
		268,829,956
	Total U.S. Government Securities (cost $461,890,967)	$ 459,154,620
COMMON STOCKS - 0.0%
	Energy - 0.0%
32,328	Ascent Resources - Marcellus LLC Class A(6)(7)	$ 26,671
7,026	Foresight Energy LLC	94,856
83,644,001	KCA Deutag(6)(7)(26)	—
3,682	Philadelphia Energy Solutions Class A(6)(7)	—
	Total Common Stocks (cost $1,330,837)	$ 121,527
CONVERTIBLE PREFERRED STOCKS - 0.4%
	Capital Goods - 0.0%
74	Fluor Corp., 6.50%(1)(12)	$ 84,273
	Health Care Equipment & Services - 0.2%
77,085	Becton Dickinson and Co. Series B, 6.00%(10)	4,054,671
2,676	Danaher Corp., 5.00%	4,444,167
		8,498,838
	Utilities - 0.2%
29,384	American Electric Power Co., Inc., 6.13%(10)	1,517,390
Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.4% - (continued)
	Utilities - 0.2% - (continued)
46,297	DTE Energy Co., 6.25%	$ 2,337,072
38,600	Southern Co. Series 2019, 6.75%	1,975,934
		5,830,396
	Total Convertible Preferred Stocks (cost $14,086,992)	$ 14,413,507
ESCROWS - 0.1%(27)
	Consumer Services - 0.1%
2,270,000	Grifols Escrow Issuer S.A. Expires 10/15/2028(1)	$ 2,623,490
	Total Escrows (cost $2,652,836)	$ 2,623,490
WARRANTS - 0.0%
	Energy - 0.0%
8,370	Ascent Resources - Marcellus LLC Expires 3/30/2023*(6)(7)	$ 84
	Total Warrants (cost $670)	$ 84
	Total Long-Term Investments (Cost $3,525,391,316)	$ 3,503,534,352
SHORT-TERM INVESTMENTS - 4.4%
	Commercial Paper - 1.1%
	CNPC Finance
$ 2,000,000	0.00%, 11/01/2021(8)	$ 2,000,000
2,300,000	0.27%, 11/15/2021	2,299,741
2,000,000	0.30%, 12/20/2021	1,999,183
	Financiere CDP, Inc.
CAD 2,000,000	0.13%, 11/03/2021	1,616,014
2,000,000	0.13%, 11/03/2021	1,616,014
	Municipal Finance Authority of British Columbia Bills
185,000	0.13%, 11/03/2021	149,481
615,000	0.13%, 11/03/2021	496,924
1,750,000	0.13%, 11/03/2021	1,414,013
250,000	0.16%, 11/17/2021	201,989
155,000	0.17%, 11/10/2021	125,237
670,000	0.17%, 11/10/2021	541,345
475,000	0.17%, 11/10/2021	383,790
810,000	0.19%, 01/12/2022	654,061
440,000	0.20%, 01/12/2022	355,292
	Newfoundland T-Bill
4,900,000	0.20%, 01/06/2022	3,957,217
500,000	0.20%, 01/06/2022	403,798
2,000,000	0.20%, 01/10/2022	1,615,191
8,500,000	0.22%, 01/27/2022	6,864,423
	Province of British Columbia
1,200,000	0.21%, 02/08/2022	968,775
6,705,000	0.22%, 02/07/2022	5,412,326

The accompanying notes are an integral part of these financial statements.
157

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 4.4% - (continued)
	Commercial Paper - 1.1% - (continued)
CAD 3,355,000	0.23%, 04/26/2022		$ 2,704,332
1,000,000	0.27%, 06/10/2022		805,171
1,000,000	Province of British Columbia Promissory Note 0.21%, 01/28/2022		807,531
			37,391,848
	Repurchase Agreements - 2.7%
$ 91,510,498	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $91,510,574; collateralized by U.S. Treasury Bond at 1.375%, maturing 11/15/2040, with a market value of $83,220,279; collateralized by U.S. Treasury Goverment Bond at 3.875%, maturing 08/15/2041, with a market value of $10,120,538		91,510,498
	Securities Lending Collateral - 0.6%
114,605	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(28)		114,604
17,594,170	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(28)		17,594,170
1,263,132	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(28)		1,263,132
			18,971,906
	Total Short-Term Investments (cost $147,735,852)		$ 147,874,252
	Total Investments Excluding Purchased Options (cost $3,673,127,168)	109.3%	$ 3,651,408,604
	Total Purchased Options (cost $2,303,472)	0.0%	$ 493,880
	Total Investments (cost $3,675,430,640)	109.3%	$ 3,651,902,484
	Other Assets and Liabilities	(9.3)%	(311,554,931)
	Total Net Assets	100.0%	$ 3,340,347,553
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $914,988,368, representing 27.4% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strips.
(6)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $9,281,477, which represented 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(7)	Investment valued using significant unobservable inputs.
(8)	Security is a zero-coupon bond.
(9)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $432,257,504, representing 12.9% of net assets.
(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(11)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(12)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(13)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $72,786,682 at October 31, 2021.
(14)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(15)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

The accompanying notes are an integral part of these financial statements.
158

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

(16)	The rate shown represents current yield to maturity.
(17)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(18)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(19)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $612,186, which rounds to 0.0% of total net assets.
(20)	Securities disclosed are principal-only strips.
(21)	Represents or includes a TBA transaction.
(22)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(23)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2021, the market value of securities pledged was $11,277,823.
(24)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $11,349,381.
(25)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2021, the market value of securities pledged was $4,866,211.
(26)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
03/2011	KCA Deutag	83,644,001	$ 1,133,544	$ —

(27)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(28)	Current yield as of period end.

OTC Swaptions Outstanding at October 31, 2021
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	2.20%	Pay	03/14/2022	USD	132,765,000	$ 493,880	$ 2,303,472	$ (1,809,592)
Written swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	1.50%	Receive	03/14/2022	USD	(132,765,000)	$ (875,883)	$ (1,327,650)	$ 451,767

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	268	12/15/2021	$ 27,186,449	$ (998,121)
Euro-Schatz Future	5	12/08/2021	647,129	(1,942)
U.S. Treasury 2-Year Note Future	2,323	12/31/2021	509,317,750	(1,092,165)
U.S. Treasury 5-Year Note Future	2,142	12/31/2021	260,788,500	(2,182,679)
U.S. Treasury 10-Year Note Future	755	12/21/2021	98,680,859	(431,022)
U.S. Treasury Long Bond Future	423	12/21/2021	68,036,906	(1,043,899)
U.S. Treasury Ultra Bond Future	280	12/21/2021	54,993,750	1,249,113
Total				$ (4,500,715)
Short position contracts:
Euro-BOBL Future	44	12/08/2021	$ 6,803,568	$ 104,503
Euro-BTP Future	663	12/08/2021	113,630,603	3,190,319
Euro-BUND Future	234	12/08/2021	45,477,127	957,528
The accompanying notes are an integral part of these financial statements.
159

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
Euro-BUXL 30-Year Bond Future	72	12/08/2021	$ 17,393,822	$ 63,506
Long Gilt Future	1	12/29/2021	170,959	5,678
U.S. Treasury 10-Year Ultra Future	937	12/21/2021	135,894,281	18,652
Total				$ 4,340,186
Total futures contracts				$ (160,529)

OTC Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	313,181	(0.09%)	08/25/2037	Monthly	$ 66,883	$ —	$ 13,247	$ (53,636)
ABX.HE.AAA.07	CSI	USD	894,399	(0.09%)	08/25/2037	Monthly	219,625	—	37,831	(181,794)
ABX.HE.PENAAA.06	JPM	USD	130,245	(0.11%)	05/25/2046	Monthly	14,892	—	9,425	(5,467)
ABX.HE.PENAAA.06	CSI	USD	204,636	(0.11%)	05/25/2046	Monthly	23,453	—	14,808	(8,645)
PrimeX.ARM.2 (2)(3)	MSC	USD	60,808	(4.58%)	12/25/2037	Monthly	—	(133)	(287)	(154)
Total							$ 324,853	$ (133)	$ 75,024	$ (249,696)
Sell protection:
ABX.HE.AAA.07	MSC	USD	313,181	0.09%	08/25/2037	Monthly	$ 2,451	$ —	$ (13,247)	$ (15,698)
ABX.HE.AAA.07	MSC	USD	894,399	0.09%	08/25/2037	Monthly	7,047	—	(37,831)	(44,878)
ABX.HE.PENAAA.06	BCLY	USD	334,882	0.11%	05/25/2046	Monthly	—	(7,614)	(24,234)	(16,620)
CMBX.NA.BB.8	CSI	USD	818,468	5.00%	10/17/2057	Monthly	—	(203,175)	(299,570)	(96,395)
CMBX.NA.BB.8	CSI	USD	1,420,481	5.00%	10/17/2057	Monthly	—	(352,618)	(519,413)	(166,795)
CMBX.NA.BBB-.6	GSC	USD	10,000,000	3.00%	05/11/2063	Monthly	—	(3,095,953)	(2,774,461)	321,492
CMBX.NA.BBB-.6	GSC	USD	3,507,000	3.00%	05/11/2063	Monthly	—	(1,149,354)	(972,738)	176,616
CMBX.NA.BBB-.6	CSI	USD	90,000	3.00%	05/11/2063	Monthly	—	(12,032)	(24,970)	(12,938)
CMBX.NA.BBB-.6	MSC	USD	1,160,000	3.00%	05/11/2063	Monthly	—	(158,585)	(321,814)	(163,229)
PrimeX.ARM.2 (Caa2)(2)(3)	JPM	USD	60,808	4.58%	12/25/2037	Monthly	1,865	—	287	(1,578)
Total							$ 11,363	$ (4,979,331)	$ (4,987,991)	$ (20,023)
Total							$ 336,216	$ (4,979,464)	$ (4,912,967)	$ (269,719)
Credit default swaps on single-name issues:
Buy protection:
Aviva plc	BCLY	EUR	2,050,000	(1.00%)	12/20/2026	Quarterly	$ —	$ (25,054)	$ (17,737)	$ 7,317
Total							$ —	$ (25,054)	$ (17,737)	$ 7,317
Total OTC credit default swap contracts							$ 336,216	$ (5,004,518)	$ (4,930,704)	$ (262,402)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	These investments are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these investments are $(1,732), which represented (0.0)% of total net assets. This amount excludes investments that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Investment valued using significant unobservable inputs.

OTC Total Return Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
iBoxx USD Liquid High Yield	MSC	USD	12,735,000	(0.12%)	12/20/21	At Maturity	$ —	$ —	$ (252,244)	$ (252,244)
iBoxx USD Liquid High Yield	MSC	USD	9,700,000	(0.12%)	12/20/21	At Maturity	—	—	(123,603)	(123,603)
The accompanying notes are an integral part of these financial statements.
160

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Total Return Swap Contracts Outstanding at October 31, 2021 – (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
iBoxx USD Liquid High Yield	MSC	USD	8,730,000	(0.12%)	12/20/21	At Maturity	$ —	$ —	$ 17,172	$ 17,172
iBoxx USD Liquid High Yield	GSC	USD	7,660,000	(0.12%)	12/20/21	At Maturity	—	—	(187,026)	(187,026)
iBoxx USD Liquid High Yield	BCLY	USD	103,570,000	(0.13%)	12/20/21	At Maturity	—	—	(3,073,829)	(3,073,829)
iBoxx USD Liquid High Yield	GSC	USD	14,915,000	(0.13%)	12/20/21	At Maturity	—	—	(404,324)	(404,324)
Total OTC total return swap contracts							$ —	$ —	$ (4,023,854)	$ (4,023,854)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.35.V1	USD	44,278,000	(1.00%)	06/20/2026	Quarterly	$ 1,263,123	$ 1,447,288	$ 184,165
CDX.EM.36.V1	USD	5,600,000	(1.00%)	12/20/2026	Quarterly	183,903	226,173	42,270
Total						$ 1,447,026	$ 1,673,461	$ 226,435
Sell protection:
CDX.NA.HY.36.V1	USD	8,995,000	5.00%	06/20/2026	Quarterly	$ 726,717	$ 850,021	$ 123,304
Credit default swaps on single-name issues:
Buy protection:
Standard Chartered	EUR	2,192,500	(1.00%)	12/20/2026	Quarterly	$ (53,611)	$ (53,920)	$ (309)
United Mexican States	USD	1,825,000	(1.00%)	12/20/2026	Quarterly	(5,431)	743	6,174
Total						$ (59,042)	$ (53,177)	$ 5,865
Sell protection:
Aviva plc (A)	EUR	2,050,000	(1.00%)	12/20/2026	Quarterly	$ 64,522	$ 60,727	$ (3,795)
Panama Republic (BBB)	USD	3,520,000	1.00%	06/20/2026	Quarterly	26,532	27,051	519
Total						$ 91,054	$ 87,778	$ (3,276)
Total						$ 32,012	$ 34,601	$ 2,589
Total centrally cleared credit default swap contracts						$ 2,205,755	$ 2,558,083	$ 352,328

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2021
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
6.88% Fixed	1M MXIBTIIE	MXN	12,720,000	06/06/2031	Monthly	$ —	$ —	$ 31,340	$ 31,340
Total centrally cleared interest rate swaps contracts						$ —	$ —	$ 31,340	$ 31,340

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
11,535,000	BRL	2,097,654	USD	MSC	12/15/2021	$ (73,260)
114,200,000	EGP	7,108,179	USD	JPM	12/15/2021	74,392
13,790,000	EGP	856,921	USD	GSC	12/15/2021	10,396
315,777	EUR	365,629	USD	BNP	11/30/2021	(379)
446,000	EUR	518,201	USD	SSG	11/30/2021	(2,324)
502,000	EUR	586,809	USD	MSC	11/30/2021	(6,159)
279,000	EUR	323,914	USD	WEST	12/15/2021	(1,022)
420,000	EUR	487,296	USD	CIBC	12/15/2021	(1,222)
239,000	EUR	280,093	USD	BNP	12/15/2021	(3,494)
2,404,000	EUR	2,786,215	USD	SSG	12/15/2021	(4,020)
592,000	EUR	690,872	USD	MSC	12/15/2021	(5,739)
The accompanying notes are an integral part of these financial statements.
161

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
435,000	EUR	512,233	USD	CBK	12/15/2021	$ (8,800)
1,372,000	EUR	1,600,089	USD	BCLY	12/15/2021	(12,247)
47,000	GBP	64,426	USD	BNP	11/30/2021	(103)
40,793,000	MXN	1,963,189	USD	GSC	12/15/2021	4,216
9,645,217	USD	13,055,000	AUD	DEUT	12/15/2021	(177,178)
13,966,761	USD	75,299,000	BRL	GSC	12/15/2021	751,774
1,646,846	USD	2,000,000	CAD	CBK	11/03/2021	30,818
2,277,593	USD	2,800,000	CAD	JPM	11/03/2021	15,155
1,394,462	USD	1,750,000	CAD	DEUT	11/03/2021	(19,561)
1,030,523	USD	1,300,000	CAD	MSC	11/10/2021	(19,890)
745,944	USD	900,000	CAD	BOA	11/15/2021	18,738
1,193,744	USD	1,500,000	CAD	WEST	11/15/2021	(18,267)
197,679	USD	250,000	CAD	MSC	11/17/2021	(4,323)
1,588,125	USD	2,000,000	CAD	SSG	11/18/2021	(27,887)
1,650,491	USD	2,100,000	CAD	GSC	12/01/2021	(46,322)
797,371	USD	1,000,000	CAD	MSC	12/02/2021	(10,641)
467,741	USD	600,000	CAD	GSC	12/02/2021	(17,067)
9,490,391	USD	11,995,000	CAD	MSC	12/15/2021	(202,585)
440,201	USD	550,000	CAD	RBC	12/16/2021	(4,249)
464,635	USD	585,000	CAD	CIBC	12/16/2021	(8,098)
1,581,833	USD	2,000,000	CAD	WEST	12/16/2021	(34,348)
814,886	USD	1,000,000	CAD	MSC	12/17/2021	6,790
1,591,691	USD	2,000,000	CAD	GSC	12/17/2021	(24,501)
1,961,890	USD	2,500,000	CAD	MSC	12/20/2021	(58,393)
2,396,688	USD	3,000,000	CAD	BNP	01/04/2022	(27,788)
1,606,375	USD	2,000,000	CAD	GSC	01/05/2022	(9,937)
397,161	USD	500,000	CAD	WEST	01/06/2022	(6,916)
2,681,624	USD	3,340,000	CAD	MSC	01/06/2022	(17,609)
3,934,267	USD	4,900,000	CAD	BOA	01/06/2022	(25,686)
1,607,699	USD	2,000,000	CAD	WEST	01/10/2022	(8,588)
809,177	USD	1,000,000	CAD	BNP	01/11/2022	1,036
1,004,989	USD	1,250,000	CAD	UBS	01/12/2022	(5,184)
1,232,457	USD	1,550,000	CAD	JPM	01/12/2022	(20,157)
1,618,576	USD	1,960,000	CAD	JPM	01/18/2022	34,655
392,306	USD	500,000	CAD	UBS	01/26/2022	(11,746)
1,543,074	USD	1,925,000	CAD	DEUT	01/26/2022	(12,524)
794,794	USD	1,000,000	CAD	RBC	01/26/2022	(13,308)
4,476,550	USD	5,592,000	CAD	MSC	01/26/2022	(42,360)
6,868,448	USD	8,500,000	CAD	GSC	01/27/2022	(404)
798,754	USD	1,000,000	CAD	GSC	01/28/2022	(9,344)
796,075	USD	1,000,000	CAD	DEUT	01/31/2022	(12,018)
5,361,090	USD	6,705,000	CAD	MSC	02/07/2022	(56,801)
954,366	USD	1,200,000	CAD	MSC	02/08/2022	(15,270)
1,617,688	USD	2,000,000	CAD	DEUT	02/09/2022	1,645
800,633	USD	1,020,000	CAD	BOA	02/15/2022	(23,501)
2,345,951	USD	2,905,000	CAD	SSG	02/22/2022	(1,055)
264,570	USD	335,000	CAD	BOA	02/22/2022	(6,083)
1,193,925	USD	1,480,000	CAD	DEUT	02/24/2022	(1,773)
1,090,069	USD	1,370,000	CAD	WEST	02/24/2022	(16,759)
1,993,662	USD	2,500,000	CAD	CBK	02/24/2022	(26,098)
1,210,750	USD	1,500,000	CAD	MSC	02/25/2022	(1,094)
794,730	USD	1,000,000	CAD	CIBC	03/28/2022	(12,922)
3,224,701	USD	4,000,000	CAD	GSC	04/12/2022	(5,439)
2,683,270	USD	3,355,000	CAD	MSC	04/26/2022	(25,641)
537,864	USD	650,000	CAD	JPM	05/11/2022	13,164
1,308,012	USD	1,580,000	CAD	CBK	05/16/2022	32,698
397,364	USD	500,000	CAD	DEUT	05/16/2022	(6,216)
562,748	USD	700,000	CAD	SSG	06/01/2022	(2,107)
398,587	USD	500,000	CAD	JPM	06/01/2022	(4,881)
801,896	USD	1,000,000	CAD	GSC	06/01/2022	(5,040)
4,028,966	USD	5,000,000	CAD	MSC	06/01/2022	(5,710)
The accompanying notes are an integral part of these financial statements.
162

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,587,916	USD	2,000,000	CAD	BOA	06/01/2022	$ (25,955)
812,252	USD	1,000,000	CAD	MSC	06/10/2022	5,443
791,765	USD	1,000,000	CAD	DEUT	06/21/2022	(14,889)
1,994,077	USD	2,500,000	CAD	BOA	06/21/2022	(22,558)
1,856,602	USD	2,300,000	CAD	WEST	06/27/2022	1,492
807,275	USD	1,000,000	CAD	CBK	06/27/2022	705
159,837	USD	200,000	CAD	DEUT	06/27/2022	(1,477)
239,277	USD	300,000	CAD	BOA	06/27/2022	(2,694)
798,748	USD	1,000,000	CAD	CBK	07/15/2022	(7,569)
570,029	USD	700,000	CAD	GSC	07/27/2022	5,725
1,208,978	USD	1,500,000	CAD	SSG	08/16/2022	230
3,068,470	USD	3,810,000	CAD	BOA	09/14/2022	242
168,292,588	USD	144,893,820	EUR	DEUT	11/30/2021	697,692
577,455	USD	497,000	EUR	CBK	11/30/2021	2,588
114,522,264	USD	96,476,051	EUR	BCLY	12/15/2021	2,868,695
5,948,370	USD	5,122,000	EUR	CIBC	12/15/2021	20,582
1,126,931	USD	969,000	EUR	UBS	12/15/2021	5,488
322,657	USD	277,000	EUR	MSC	12/15/2021	2,080
147,940	USD	127,000	EUR	CBA	12/15/2021	961
921,546	USD	798,000	EUR	BNP	12/15/2021	(1,995)
1,199,214	USD	1,000,000	EUR	GSC	04/01/2022	39,032
9,324,418	USD	6,774,000	GBP	DEUT	11/30/2021	53,686
19,112,685	USD	13,852,000	GBP	BNP	12/15/2021	152,023
796,299	USD	580,000	GBP	DEUT	12/15/2021	2,393
1,367,998	USD	1,000,000	GBP	BNP	08/01/2022	3,275
15,978,943	USD	1,749,550,000	JPY	BOA	11/01/2021	628,543
12,564,682	USD	1,378,800,000	JPY	BOA	11/08/2021	466,631
4,136,336	USD	456,400,000	JPY	JPM	11/15/2021	131,542
10,429,952	USD	1,143,700,000	JPY	MSC	11/22/2021	393,801
7,279,630	USD	800,000,000	JPY	JPM	11/29/2021	259,171
10,531,072	USD	1,157,800,000	JPY	BOA	12/06/2021	369,280
15,865,355	USD	1,742,150,000	JPY	BCLY	12/13/2021	572,435
19,050,081	USD	2,094,500,000	JPY	MSC	12/15/2021	663,343
1,506,049	USD	172,000,000	JPY	RBC	12/15/2021	(3,867)
13,322,641	USD	1,462,500,000	JPY	MSC	12/20/2021	482,528
7,981,709	USD	880,250,000	JPY	JPM	01/06/2022	251,358
8,014,974	USD	890,400,000	JPY	BOA	01/11/2022	195,143
5,175,131	USD	578,250,000	JPY	JPM	01/18/2022	96,408
10,663,984	USD	1,213,600,000	JPY	JPM	01/24/2022	4,471
2,695,147	USD	294,450,000	JPY	BOA	01/25/2022	108,857
910,982	USD	100,000,000	JPY	WEST	01/27/2022	32,620
876,777	USD	100,000,000	JPY	BCLY	01/27/2022	(1,585)
3,948,146	USD	449,800,000	JPY	BOA	01/31/2022	(2,828)
15,411,244	USD	1,748,950,000	JPY	JPM	02/07/2022	47,560
2,889,950	USD	316,400,000	JPY	BOA	02/10/2022	110,436
1,530,949	USD	174,400,000	JPY	MSC	02/10/2022	(1,121)
2,683,419	USD	298,450,000	JPY	BNP	04/11/2022	59,869
1,340,930	USD	152,850,000	JPY	BOA	04/25/2022	(2,917)
1,760,541	USD	200,000,000	JPY	JPM	06/09/2022	777
9,282,441	USD	187,574,000	MXN	GSC	12/15/2021	235,940
3,555,635	USD	265,180,000	RUB	BCLY	12/15/2021	(147,807)
Total foreign currency contracts						$ 8,499,222

The accompanying notes are an integral part of these financial statements.
163

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Cross Currency Contracts Outstanding at October 31, 2021
Contract Amount		Counterparty	Delivery Date	Contract Amount		Unrealized Appreciation/ Depreciation
EUR	7,429,901	DEUT	11/30/2021	GBP	6,271,000	$ 11,634
GBP	74,000	BNP	11/30/2021	EUR	87,606	(57)
Total foreign cross currency contracts						$ 11,577
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 316,777,638	$ —	$ 307,522,916	$ 9,254,722
Convertible Bonds	122,538,126	—	122,538,126	—
Corporate Bonds	845,703,538	—	845,703,538	—
Foreign Government Obligations	702,361,743	—	702,361,743	—
Municipal Bonds	24,791,375	—	24,791,375	—
Senior Floating Rate Interests	666,079,227	—	666,079,227	—
U.S. Government Agencies	348,969,477	—	348,969,477	—
U.S. Government Securities	459,154,620	—	459,154,620	—
Common Stocks
Energy	121,527	94,856	—	26,671
Convertible Preferred Stocks	14,413,507	14,413,507	—	—
Escrows	2,623,490	—	2,623,490	—
Warrants	84	—	—	84
Short-Term Investments	147,874,252	18,971,906	128,902,346	—
Purchased Options	493,880	—	493,880	—
Foreign Currency Contracts(2)	10,018,661	—	10,018,661	—
Futures Contracts(2)	5,589,299	5,589,299	—	—
Swaps - Credit Default(2)	861,857	—	861,857	—
Swaps - Interest Rate(2)	31,340	—	31,340	—
Swaps- Total Return(2)	17,172	—	17,172	—
Total	$ 3,668,420,813	$ 39,069,568	$ 3,620,069,768	$ 9,281,477
Liabilities
Foreign Currency Contracts(2)	$ (1,507,862)	$ —	$ (1,507,862)	$ —
Futures Contracts(2)	(5,749,828)	(5,749,828)	—	—
Swaps - Credit Default(2)	(771,931)	—	(770,199)	(1,732)
Swaps - Total Return(2)	(4,041,026)	—	(4,041,026)	—
Written Options	(875,883)	—	(875,883)	—
Total	$ (12,946,530)	$ (5,749,828)	$ (7,194,970)	$ (1,732)

(1)	For the year ended October 31, 2021, investments valued at $55,747 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
164

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4%
	Alabama - 0.7%
$ 150,000	Jefferson County, AL, Board of Education Special Tax 5.00%, 02/01/2046	$ 181,056
300,000	State of Alabama, Docks Department, (AGM Insured) 5.00%, 10/01/2024	337,214
335,000	State of Alabama, Troy University Rev, (BAM Insured) 5.00%, 11/01/2023	365,591
		883,861
	Arizona - 1.9%
325,000	City of Phoenix, AZ, Civic Improvement Corp. 5.00%, 07/01/2031	393,946
	Maricopa County, AZ, Industrial Dev Auth
775,000	3.00%, 09/01/2039	829,715
100,000	5.00%, 09/01/2042	121,725
200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	274,191
	Tempe, AZ, Industrial Dev Auth Rev
15,000	4.00%, 10/01/2023(1)	15,004
225,000	4.00%, 12/01/2024	241,237
270,000	4.00%, 12/01/2025	294,044
240,000	4.00%, 12/01/2026	264,418
		2,434,280
	California - 4.5%
50,000	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured) 4.00%, 08/01/2034	57,893
195,000	California Enterprise Dev Auth 5.00%, 08/01/2045	234,611
	California Municipal Finance Auth, (BAM Insured)
500,000	4.00%, 05/15/2038	583,163
350,000	4.00%, 10/01/2046	403,014
165,000	California Public Finance Auth 2.38%, 11/15/2028(1)	166,355
	Cathedral City, CA, Redev Agency Successor Agency
145,000	4.00%, 08/01/2022	148,469
340,000	4.00%, 08/01/2032	400,643
100,000	City of Los Angeles, CA, Department of Airports Rev 5.00%, 05/15/2026	114,810
45,000	Elk Grove, CA, Finance Auth Special Tax, (BAM Insured) 5.00%, 09/01/2032	52,346
150,000	Foothill-Eastern Transportation Corridor Agency, CA 5.00%, 01/15/2029	183,360
90,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	101,600
	Orange County, CA, Community Facs Dist Special Tax
100,000	5.00%, 08/15/2023	107,750
150,000	5.00%, 08/15/2033	172,600
100,000	Romoland, CA, School Dist Special Tax 5.00%, 09/01/2043	113,694
100,000	San Bernardino City, CA, Unified School Dist, GO, (NATL Insured) 0.00%, 08/01/2027(2)	91,945
255,000	San Joaquin Hills, CA, Transportation Corridor Agency, (NATL Insured) 0.01%, 01/15/2025(2)	248,292
	State of California, GO
1,000,000	4.00%, 03/01/2036	1,184,409
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	California - 4.5% - (continued)
$ 140,000	4.00%, 11/01/2041	$ 157,176
1,000,000	University of California, Rev 4.00%, 05/15/2038	1,196,911
		5,719,041
	Colorado - 3.8%
175,000	City & County of Denver, CO, Airport System Rev 5.00%, 12/01/2036	239,106
	Colorado Health Facs Auth Rev
200,000	4.00%, 12/01/2040	229,147
1,500,000	4.00%, 11/15/2046	1,750,208
150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2040	170,184
305,000	E-470 Public Highway, CO, Auth Rev 0.38%, 09/01/2039, 1 mo. USD SOFR + 0.350%(3)	305,651
	Park Creek, CO, Metropolitan Dist Rev
100,000	5.00%, 12/01/2023	109,056
120,000	5.00%, 12/01/2029	149,029
500,000	Regional Transportation Dist, CO 4.00%, 07/15/2039	633,024
1,000,000	State of Colorado 5.00%, 12/15/2033	1,303,386
25,000	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured) 5.00%, 12/15/2030	28,660
		4,917,451
	Connecticut - 3.2%
200,000	City of Bridgeport, CT, GO, (BAM Insured) 5.00%, 07/15/2048	239,991
	Connecticut State Health & Educational Facs Auth
750,000	5.00%, 07/01/2040	935,803
60,000	5.00%, 07/01/2042	70,271
	Connecticut State Higher Education Supplement Loan Auth
700,000	5.00%, 11/15/2025	811,447
720,000	5.00%, 11/15/2026	855,116
250,000	Hamden, CT, GO, (AGM Insured) 5.00%, 08/15/2025	290,821
50,000	Hartford, CT, GO, (AGM ST GTD Insured) 5.00%, 07/01/2027	57,463
	State of Connecticut, GO
160,000	3.00%, 01/15/2023	165,347
170,000	5.00%, 06/15/2026	196,698
250,000	State of Connecticut, Special Tax Rev 5.00%, 05/01/2033	321,864
100,000	Waterbury, CT, GO 5.00%, 11/15/2047	120,204
		4,065,025
	District of Columbia - 0.3%
150,000	Dist of Columbia Rev 5.00%, 07/01/2042	160,050
150,000	Dist of Columbia, GO 5.00%, 06/01/2032	167,242
		327,292
	Florida - 4.5%
300,000	Broward County, FL, Airport System Rev 5.00%, 09/01/2028	377,428
135,000	Capital Projects, FL, Finance Auth 5.00%, 10/01/2027	159,546
70,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2048	78,868

The accompanying notes are an integral part of these financial statements.
165

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Florida - 4.5% - (continued)
$ 200,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2030	$ 208,596
150,000	JEA, FL, Electric System Rev 5.00%, 10/01/2028	185,334
150,000	JEA, FL, Water & Sewer System Rev 5.00%, 10/01/2028	186,213
125,000	Lee County, FL, Airport Rev 5.00%, 10/01/2032	145,193
65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	70,684
	Orange County, FL, Convention Center/Orlando
500,000	5.00%, 10/01/2023	543,319
285,000	5.00%, 10/01/2024	321,679
125,000	5.00%, 10/01/2027	153,455
100,000	Orange County, FL, Health Facs Auth 5.00%, 08/01/2031	109,417
475,000	Orlando, FL, Utilities Commission 1.25%, 10/01/2046(3)	475,180
430,000	Palm Beach County, FL, Health Facs Auth 2.63%, 06/01/2025	436,999
240,000	Polk County, FL, Industrial Dev Auth 5.00%, 01/01/2029	270,458
200,000	Port St. Lucie, FL, Special Assessment 4.00%, 07/01/2027	229,306
60,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	71,212
200,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	200,832
750,000	St. Johns County, FL, Industrial Dev Auth 4.00%, 12/15/2041	815,689
70,000	Volusia County, FL, Educational Facs Auth 4.00%, 10/15/2035	80,634
550,000	Wildwood Utility Dependent Dist 5.00%, 10/01/2031	712,229
		5,832,271
	Georgia - 3.3%
100,000	Appling County, GA, Dev Auth Rev 1.50%, 01/01/2038(3)	102,462
	Burke County, GA, Dev Auth Rev
280,000	1.50%, 01/01/2040(3)	286,894
1,000,000	1.55%, 12/01/2049(3)	1,009,755
165,000	2.25%, 10/01/2032(3)	169,589
125,000	3.00%, 11/01/2045(3)	128,896
20,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	20,907
	Main Street Natural Gas, Inc., GA
170,000	5.00%, 05/15/2032	209,247
315,000	5.50%, 09/15/2028	395,872
1,000,000	Municipal Electric Auth of Georgia 5.00%, 01/01/2035	1,291,075
	Municipal Electric Auth, GA
135,000	5.00%, 01/01/2024	148,179
100,000	5.00%, 01/01/2028	118,055
235,000	5.00%, 01/01/2033	298,232
85,000	5.00%, 01/01/2056	101,525
		4,280,688
	Idaho - 0.5%
500,000	Idaho Housing & Finance Association 4.00%, 07/15/2036	597,811
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Illinois - 12.0%
$ 65,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 0.00%, 01/01/2025(2)	$ 63,344
100,000	Chicago, IL, Board of Education Rev 5.75%, 04/01/2035	120,538
	Chicago, IL, Board of Education, GO
150,000	5.00%, 12/01/2027	180,832
500,000	5.00%, 12/01/2041	607,309
200,000	5.00%, 12/01/2046	236,730
200,000	5.25%, 12/01/2023	212,546
140,000	5.25%, 12/01/2039	154,236
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
235,000	5.00%, 12/01/2025	275,852
270,000	5.25%, 12/01/2032	368,743
	Chicago, IL, Transit Auth, (AGM-CR Insured)
100,000	5.00%, 12/01/2044	112,872
175,000	5.00%, 12/01/2045	214,333
250,000	5.00%, 12/01/2046	294,203
160,000	5.25%, 12/01/2024	160,657
	City of Chicago, IL, GO
85,000	5.00%, 01/01/2022	85,645
250,000	5.00%, 01/01/2026	281,722
	City of Decatur, IL, GO, (AGM Insured)
110,000	5.00%, 03/01/2034	128,564
150,000	5.00%, 03/01/2035	175,036
865,000	City of Granite, IL, Rev 1.25%, 05/01/2027(3)	859,976
	Cook County, IL, Community High School Dist No. 212 Leyden, (BAM Insured)
105,000	5.00%, 12/01/2027	119,550
170,000	5.00%, 12/01/2030	193,221
185,000	Cook County, IL, GO 5.00%, 11/15/2031	240,569
1,665,000	Cook County, IL, School Dist No. 78 Rosemont, GO, (AGM Insured) 5.00%, 12/01/2029	2,114,250
225,000	County of Cook IL Sales Tax Rev 5.00%, 11/15/2029	286,846
	Illinois State Finance Auth Rev
150,000	5.00%, 11/15/2030	171,649
115,000	5.00%, 08/15/2033	148,259
245,000	5.00%, 08/15/2035	280,937
150,000	5.00%, 10/01/2041	176,253
230,000	5.00%, 05/15/2050(3)	255,888
	Illinois State Toll Highway Auth, Taxable Rev
300,000	5.00%, 01/01/2030	383,906
100,000	5.00%, 01/01/2031	125,411
150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	164,097
	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured)
75,000	5.00%, 12/01/2025	86,888
130,000	5.00%, 12/01/2026	154,557
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, GO 5.00%, 01/01/2023	105,380
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
515,000	5.00%, 02/01/2025	582,574
495,000	5.00%, 02/01/2025	559,950
	Metropolitan Pier & Exposition Auth, IL
105,000	0.00%, 12/15/2042(4)	88,680
200,000	5.00%, 12/15/2045	237,118

The accompanying notes are an integral part of these financial statements.
166

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Illinois - 12.0% - (continued)
	Regional Transportation, IL, Auth Rev
$ 80,000	5.00%, 06/01/2026	$ 89,501
125,000	6.25%, 07/01/2022	129,999
	Sales Tax Securitization Corp., IL Rev
150,000	5.00%, 01/01/2029	183,762
1,000,000	5.00%, 01/01/2037	1,254,874
	State of Illinois, GO
225,000	5.00%, 11/01/2021	225,000
400,000	5.00%, 11/01/2026	471,804
50,000	5.00%, 02/01/2027	59,251
150,000	5.00%, 11/01/2028	178,828
355,000	5.00%, 03/01/2029	434,174
250,000	5.00%, 05/01/2029	275,320
330,000	5.00%, 10/01/2031	409,071
315,000	5.00%, 12/01/2034	368,437
215,000	5.00%, 03/01/2046	257,566
90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	95,948
		15,442,656
	Indiana - 2.0%
82,488	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	88,112
1,470,000	Crown Point Multi School Building Corp. 5.00%, 01/15/2029(5)	1,841,134
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
230,000	3.00%, 07/01/2051	247,139
250,000	3.25%, 07/01/2049	267,034
115,000	Indiana Municipal Power Agency 5.00%, 01/01/2033	140,648
		2,584,067
	Iowa - 0.6%
675,000	Iowa Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2051	727,718
15,000	State of Iowa, Finance Auth Rev 2.88%, 05/15/2049	15,060
		742,778
	Kentucky - 0.3%
225,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2035	276,305
90,000	Kentucky Economic Dev Finance Auth, (AGM Insured) 5.00%, 12/01/2047	94,020
		370,325
	Louisiana - 0.8%
325,000	East Baton Rouge, LA, Sewerage Commission 1.30%, 02/01/2041(3)	329,329
	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev
100,000	5.75%, 11/15/2030	109,265
100,000	6.00%, 11/15/2030	110,203
	Louisiana State Public Facs Auth Rev
100,000	5.00%, 05/15/2035	111,686
100,000	5.00%, 05/15/2047	114,924
185,000	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured) 5.00%, 01/01/2026	217,463
		992,870
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Maine - 0.4%
$ 465,000	Maine Health & Higher Educational Facs Auth, (AGM Insured) 4.00%, 07/01/2046	$ 539,967
	Maryland - 1.5%
665,000	Maryland Community Dev Administration 3.00%, 09/01/2051	714,563
810,000	Maryland Stadium Auth Rev, (ST INTERCEPT Insured) 5.00%, 05/01/2050	1,172,247
		1,886,810
	Massachusetts - 5.6%
1,500,000	Massachusetts Clean Water Trust 5.00%, 02/01/2040	1,944,682
	Massachusetts Dev Finance Agency, Rev
1,500,000	5.00%, 07/01/2025	1,736,524
105,000	5.00%, 07/01/2034	121,033
150,000	5.00%, 07/01/2048	179,310
	Massachusetts Educational Financing Auth
880,000	5.00%, 07/01/2024	973,509
500,000	5.00%, 01/01/2025	566,691
	Massachusetts Housing Finance Agency
145,000	3.00%, 12/01/2050	156,354
330,000	3.15%, 06/01/2023	341,762
300,000	3.30%, 06/01/2024	316,663
	Massachusetts State Dev Finance Agency
115,000	5.00%, 07/15/2022(1)	118,154
145,000	5.00%, 07/01/2037	174,849
150,000	5.00%, 07/01/2044	178,868
100,000	5.00%, 10/01/2047(1)	108,145
200,000	Massachusetts State, Port Auth Rev 4.00%, 07/01/2046	221,070
		7,137,614
	Michigan - 1.9%
85,000	City of Detroit, MI, GO, 5.00%, 04/01/2022	86,391
450,000	Ecorse, MI, Public School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2027	550,723
150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	174,649
250,000	Lansing, MI, School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2037	311,629
	Michigan Finance Auth Rev
165,000	5.00%, 11/01/2034	205,423
100,000	5.00%, 07/01/2035	114,709
100,000	5.00%, 05/15/2038	113,870
90,000	Michigan State Hospital Finance Auth 5.00%, 11/15/2047	112,067
300,000	New Haven, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2032	380,790
255,000	Richmond, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	324,285
50,000	State of Michigan Rev 5.00%, 03/15/2027	61,084
		2,435,620
	Minnesota - 4.3%
	Duluth, MN, Independent School Dist No. 709, (SD CRED PROG Insured)
20,000	4.00%, 02/01/2027	22,634
250,000	5.00%, 02/01/2024	273,638
78,411	Freddie Mac Multifamily, MN, Certificates 2.54%, 06/25/2037	81,217

The accompanying notes are an integral part of these financial statements.
167

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Minnesota - 4.3% - (continued)
$ 100,000	Minneapolis-St. Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2031	$ 117,890
1,000,000	Minnesota Higher Education Facs Auth 4.00%, 10/01/2050	1,161,533
	Minnesota Housing Finance Agency
990,000	3.00%, 01/01/2051	1,062,625
1,040,000	3.00%, 07/01/2052	1,124,532
1,300,000	5.00%, 09/01/2024	1,469,941
200,000	St. Francis, MN, Independent School Dist No. 15, GO, (SD CRED PROG Insured) 4.00%, 02/01/2029	207,924
		5,521,934
	Mississippi - 0.8%
80,000	Mississippi Home Corp., (GNMA/FNMA/FHLMC Insured) 3.00%, 12/01/2050	85,995
	State of Mississippi, Gaming Tax Rev
200,000	5.00%, 10/15/2022	208,683
175,000	5.00%, 10/15/2026	209,293
400,000	5.00%, 10/15/2037	489,740
		993,711
	Missouri - 1.2%
250,000	Bi-State Dev Agency of the Missouri-Illinois Metropolitan Dist 4.00%, 10/01/2036	294,959
165,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2031	204,995
	Kirkwood, MO, Industrial Dev Auth Retirement Community
100,000	5.25%, 05/15/2032	112,319
100,000	5.25%, 05/15/2050	109,474
200,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2023	213,415
550,000	State of Missouri, Health & Educational Facs Auth 4.00%, 07/01/2035	664,748
		1,599,910
	Montana - 0.2%
105,000	Montana Board of Housing Rev, (FHA HUD VA Insured) 4.25%, 12/01/2045	114,486
150,000	Montana Facs Finance Auth Rev 5.00%, 02/15/2033	177,716
		292,202
	Nebraska - 0.9%
300,000	Central Plains, NE, Energy Project 5.00%, 09/01/2025	346,751
480,000	Nebraska Investment Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.00%, 09/01/2045	516,458
300,000	Washington County, NE, Rev 0.90%, 09/01/2030(3)	301,447
		1,164,656
	Nevada - 2.3%
100,000	City of North Las Vegas, NV 3.50%, 06/01/2023	102,868
150,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2033	179,654
30,000	City of Sparks, NV 2.50%, 06/15/2024(1)	30,394
	Clark County, NV, School Dist, GO, (AGM Insured)
250,000	4.00%, 06/15/2036	294,950
1,415,000	5.00%, 06/15/2026	1,682,817
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Nevada - 2.3% - (continued)
$ 225,000	5.00%, 06/15/2028	$ 270,454
100,000	5.00%, 06/15/2029	122,713
250,000	Las Vegas, NV, New Convention Center Auth Rev 5.00%, 07/01/2043	298,927
		2,982,777
	New Hampshire - 0.9%
1,000,000	New Hampshire Business Finance Auth 4.00%, 01/01/2051	1,073,141
70,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	107,918
		1,181,059
	New Jersey - 1.4%
175,000	New Jersey Economic Dev Auth 5.00%, 06/15/2023	187,871
40,000	New Jersey Educational Facs Auth Rev, (AGM Insured) 4.00%, 07/01/2050	45,041
	New Jersey Transportation Trust Fund Auth
65,000	5.00%, 12/15/2023	71,240
70,000	5.00%, 12/15/2024	79,535
570,000	5.00%, 06/15/2031	738,455
350,000	New Jersey Turnpike Auth Rev, (AGM Insured) 5.25%, 01/01/2026	415,211
230,000	State of New Jersey, GO 5.00%, 06/01/2026	272,326
		1,809,679
	New Mexico - 0.9%
205,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2039	230,070
825,000	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.00%, 01/01/2052	889,159
		1,119,229
	New York - 12.2%
405,000	Brookhaven, NY, Local Dev Corp. 1.63%, 11/01/2025	415,215
	City of New York, NY, GO
1,800,000	0.03%, 08/01/2040(3)	1,800,000
130,000	4.00%, 03/01/2038	152,886
1,500,000	4.00%, 08/01/2040	1,764,919
125,000	5.00%, 03/01/2039	156,029
140,000	City of New York, NY, Rev 4.00%, 11/01/2035	165,467
85,000	Huntington, NY, Local Dev Corp. 3.00%, 07/01/2025	87,138
500,000	Long Island, NY, Power Auth Rev 0.85%, 09/01/2050(3)	500,744
	Metropolitan Transportation Auth, NY, Rev
1,240,000	5.00%, 03/01/2022	1,259,275
650,000	5.00%, 11/15/2023	681,680
200,000	5.00%, 11/15/2033	248,387
500,000	5.00%, 11/15/2034(3)	554,548
300,000	5.00%, 11/15/2036	356,840
500,000	5.00%, 11/15/2045	601,916
400,000	5.00%, 11/15/2052	469,120
100,000	5.25%, 11/15/2027	121,151
100,000	5.25%, 11/15/2036	120,506
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
125,000	4.00%, 05/01/2035	147,842
215,000	4.00%, 05/01/2040	250,501
265,000	5.00%, 11/01/2032	343,905

The accompanying notes are an integral part of these financial statements.
168

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	New York - 12.2% - (continued)
	New York State Dormitory Auth Rev
$ 1,870,000	0.05%, 07/01/2031(3)	$ 1,870,000
450,000	4.00%, 02/15/2037	527,397
150,000	5.00%, 03/15/2031	174,003
500,000	New York State Urban Dev Corp. Rev 5.00%, 03/15/2032	645,565
	State of New York Mortgage Agency
300,000	3.25%, 10/01/2024	318,959
300,000	3.25%, 04/01/2025	312,657
745,000	3.25%, 10/01/2050	804,972
185,000	3.50%, 10/01/2032	199,656
	Syracuse, NY, Industrial Dev Agency
110,000	5.00%, 01/01/2031	105,353
50,000	5.00%, 01/01/2033	47,552
525,000	Westchester City, NY, Local Dev 2.88%, 07/01/2026	525,056
		15,729,239
	North Carolina - 2.3%
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
100,000	2.88%, 10/01/2026	100,332
175,000	4.00%, 09/01/2033	203,171
185,000	4.00%, 09/01/2034	214,131
250,000	5.00%, 01/01/2031	282,890
	North Carolina Medical Care Commission Rev
30,000	5.00%, 01/01/2039	33,467
120,000	5.00%, 01/01/2044	134,525
2,000,000	University of North Carolina at Chapel Hill 0.18%, 12/01/2041, 1 mo. USD LIBOR + 0.125%(3)	2,000,125
		2,968,641
	North Dakota - 0.5%
560,000	North Dakota Housing Finance Agency 3.00%, 01/01/2052	603,785
	Ohio - 1.0%
50,000	Allen County, OH, Hospital Facs Rev 5.00%, 12/01/2035	63,150
200,000	American Municipal Power, Inc., OH Rev 4.00%, 02/15/2036	220,659
150,000	Cleveland, OH, Department of Public Utilities, (AGM Insured) 5.00%, 11/15/2030	183,825
500,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030(1)	574,332
140,000	State of Ohio, GO 5.00%, 06/15/2036	176,371
		1,218,337
	Oklahoma - 0.3%
	Oklahoma Dev Finance Auth
340,000	1.63%, 07/06/2023	342,314
35,000	5.25%, 08/15/2048	42,388
35,000	5.50%, 08/15/2057	42,732
		427,434
	Oregon - 1.5%
55,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	67,635
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Oregon - 1.5% - (continued)
$ 480,000	Columbia County, OR, School Dist No. 502, GO, (School Board Guaranty Insured) 0.00%, 06/15/2050(2)	$ 218,967
1,000,000	Lane County, OR, School Dist No. 52 Bethel, GO, (School Board Guaranty Insured) 0.01%, 06/15/2041(2)	593,099
40,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2037(2)	24,072
35,000	Multnomah & Clackamas Counties, OR, School Dist No. 10 JT Gresham-Barlow, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(2)	21,830
55,000	Salem Hospital Facs Auth, OR, Rev 5.00%, 05/15/2025	62,051
150,000	Salem-Keizer, OR, School Dist No. 24J, GO, (School Board Guaranty Insured) 5.00%, 06/15/2022	154,468
	State of Oregon Housing & Community Services Department
495,000	3.00%, 01/01/2052	531,199
80,000	4.50%, 01/01/2049	86,410
210,000	Umatilla County, OR, School Dist No. 8R Hermiston, GO, (School Board Guaranty Insured) 0.01%, 06/15/2038(2)	136,829
		1,896,560
	Pennsylvania - 2.4%
300,000	City of Philadelphia, PA, GO 5.00%, 02/01/2039	370,093
160,000	City of Philadelphia, PA, Redev Auth 5.00%, 04/15/2025	182,811
155,000	City of Pittsburgh, PA, GO 4.00%, 09/01/2040	178,494
195,000	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 04/01/2029	243,947
90,000	Harrisburg, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 11/15/2026	107,865
100,000	Lancaster County, PA, Hospital Auth 5.13%, 07/01/2037	112,766
215,000	Lancaster Industrial, PA, Dev Auth 4.00%, 07/01/2051	230,225
100,000	Montgomery County, PA, Industrial Dev Auth Rev 5.00%, 12/01/2025	112,870
155,000	Pennsylvania Housing Finance Agency 4.75%, 04/01/2033	169,039
	Pennsylvania Turnpike Commission Rev
90,000	5.00%, 12/01/2031	106,459
145,000	5.00%, 12/01/2037	152,513
	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured)
250,000	4.00%, 09/01/2036	290,116
560,000	5.00%, 09/01/2025(5)	651,976
50,000	Pittsburgh, PA, Water & Sewer Auth, (AGM Insured) 5.00%, 09/01/2033	63,352
75,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	91,074
		3,063,600

The accompanying notes are an integral part of these financial statements.
169

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Puerto Rico - 0.5%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
$ 400,000	4.33%, 07/01/2040	$ 438,989
175,000	5.00%, 07/01/2058	197,566
		636,555
	Rhode Island - 1.8%
140,000	City of Cranston RI 1.00%, 08/23/2022	140,887
340,000	Rhode Island Commerce Corp. Rev 5.00%, 05/15/2030	441,214
80,000	Rhode Island Health & Educational Building Corp., (AGM Municipal Government Insured) 5.00%, 05/15/2028	97,251
	Rhode Island Housing & Mortgage Finance Corp.
10,000	4.00%, 10/01/2032	10,140
775,000	4.00%, 10/01/2048	847,430
	Rhode Island Student Loan Auth
130,000	3.00%, 12/01/2024	133,163
110,000	5.00%, 12/01/2027	133,035
460,000	5.00%, 12/01/2028	566,362
		2,369,482
	South Carolina - 0.8%
365,000	Piedmont Municipal Power Agency 5.00%, 01/01/2024	401,048
150,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2028	186,445
	South Carolina State Public Service Auth
200,000	4.00%, 12/01/2035	236,271
50,000	5.00%, 12/01/2031	56,240
50,000	5.00%, 12/01/2034	56,273
100,000	5.00%, 12/01/2050	113,688
		1,049,965
	South Dakota - 0.9%
255,000	South Dakota Housing Dev Auth 4.00%, 11/01/2049	280,562
760,000	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 11/01/2051	816,007
		1,096,569
	Tennessee - 1.4%
300,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2039	366,206
885,000	Metropolitan Gov't Nashville & Davidson County Health & Educational Facs Bd 0.00%, 07/01/2031	1,134,005
200,000	Tennessee Energy Acquisition Corp. 5.25%, 09/01/2026	236,308
110,000	Tennessee Housing Dev Agency 3.50%, 01/01/2047	116,155
		1,852,674
	Texas - 8.8%
	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
150,000	4.00%, 08/15/2030	167,411
250,000	5.00%, 02/15/2027	302,594
100,000	Austin, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/01/2033	117,763
	Central Texas Regional Mobility Auth
315,000	4.00%, 01/01/2036	369,680
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Texas - 8.8% - (continued)
$ 600,000	4.00%, 01/01/2040	$ 691,502
250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	278,825
210,000	City of San Antonio, TX, Airport System Rev 5.00%, 07/01/2026	248,686
165,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(3)	172,408
1,455,000	City of San Antonio, TX, GO 5.00%, 08/01/2024	1,639,969
320,000	Clear Creek, TX, Independent School Dist 0.28%, 02/15/2038	318,406
250,000	Conroe, TX, Independent School Dist, GO, (PSF-GTD Insured) 3.00%, 02/15/2036	275,341
1,250,000	Dallas-Fort Worth, TX, International Airport Rev 0.00%, 11/01/2045	1,434,914
750,000	Del Valle Independent School Dist TX, GO, (PSF-GTD Insured) 5.00%, 06/15/2030	978,293
150,000	El Paso, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	180,238
400,000	Harris County - Houston, TX, Sports Auth 5.00%, 11/15/2033	441,713
1,130,000	Harris County, TX, Cultural Education Facs Finance Corp. 3.00%, 10/01/2051	1,176,110
110,000	Harris County, TX, Toll Road Auth Rev 5.00%, 08/15/2031	135,836
290,000	Keller, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2037	341,613
75,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2023	81,078
150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	170,692
	New Hope, TX, Cultural Education Facs Finance Corp.
190,000	4.00%, 11/01/2049	211,826
100,000	5.00%, 11/01/2031	108,004
130,000	North Texas Tollway Auth Rev 5.00%, 01/01/2031	162,529
250,000	Northside, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/15/2034	293,269
245,000	SA Energy Acquisition, TX, Public Facs Corp. Rev 5.50%, 08/01/2022	254,384
180,000	State of Texas, GO 4.00%, 08/01/2031	201,346
250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	294,333
60,000	Texas Transportation Commission 0.00%, 08/01/2038(2)	32,353
200,000	Wylie, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/15/2036	237,191
		11,318,307
	Utah - 0.3%
175,000	Salt Lake County, UT, Rev, (AMBAC Insured) 5.13%, 02/15/2033	198,259
110,000	State of Utah, GO 3.00%, 07/01/2034	121,327
		319,586
	Vermont - 0.8%
875,000	Vermont Student Assistance Corp. 5.00%, 06/15/2030	1,073,957

The accompanying notes are an integral part of these financial statements.
170

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 100.4% - (continued)
	Virginia - 0.9%
$ 65,000	Arlington County, VA, Industrial Dev Auth Rev 5.00%, 07/01/2030		$ 84,362
450,000	Hampton Roads Transportation, VA, Accountability Commission 5.00%, 07/01/2026		538,128
500,000	Virginia State Small Business Financing Auth Rev 4.00%, 01/01/2039		569,589
			1,192,079
	Washington - 1.5%
140,000	Port of Seattle, WA, Rev 5.00%, 05/01/2028		172,534
	Washington State Health Care Facs Auth Rev
115,000	5.00%, 01/01/2026		132,365
500,000	5.00%, 09/01/2040		629,302
145,000	5.38%, 01/01/2040		153,537
150,000	Washington State Housing Finance Commission 5.00%, 01/01/2039(1)		168,847
635,000	Washington State Housing Finance Commission Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 12/01/2049		684,532
			1,941,117
	Wisconsin - 1.8%
	Public Finance Auth, WI, (AGM Insured)
500,000	4.00%, 07/01/2059		552,491
300,000	5.00%, 07/01/2035		380,331
100,000	5.00%, 07/01/2037		126,054
200,000	5.00%, 10/01/2043(1)		219,062
95,000	5.00%, 10/01/2044		114,381
150,000	5.00%, 07/01/2048		177,043
100,000	Wisconsin Center Dist, WI, (AGM Insured) 0.00%, 12/15/2029(2)		85,332
	Wisconsin Health & Educational Facs Auth Rev
160,000	0.50%, 11/01/2050(3)		159,618
255,000	4.00%, 08/15/2046		288,962
155,000	5.00%, 11/01/2024		167,850
45,000	5.00%, 11/01/2025		49,760
			2,320,884
	Total Municipal Bonds (cost $126,052,974)		$ 128,934,355
SHORT-TERM INVESTMENTS - 2.0%
	Repurchase Agreements - 2.0%
2,610,344	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.01%, due on 11/01/2021 with a maturity value of $2,610,346; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $2,662,601		$ 2,610,344
	Total Short-Term Investments (cost $2,610,344)		$ 2,610,344
	Total Investments (cost $128,663,318)	102.4%	$ 131,544,699
	Other Assets and Liabilities	(2.4)%	(3,038,587)
	Total Net Assets	100.0%	$ 128,506,112
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $1,400,293, representing 1.1% of net assets.
(2)	Security is a zero-coupon bond.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $2,493,849 at October 31, 2021.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
171

Hartford Sustainable Municipal Bond Fund (formerly, Hartford Muncipal Income Fund)
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 128,934,355	$ —	$ 128,934,355	$ —
Short-Term Investments	2,610,344	—	2,610,344	—
Total	$ 131,544,699	$ —	$ 131,544,699	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
172

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4%
	Asset-Backed - Automobile - 0.7%
$ 2,320,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	$ 2,369,134
2,295,000	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	2,285,628
2,000,000	Drive Auto Receivables Trust 2.70%, 02/16/2027	2,042,912
4,600,000	Exeter Automobile Receivables Trust 2.58%, 09/15/2025(1)	4,695,432
1,330,000	Ford Credit Auto Owner Trust 3.61%, 01/15/2030(1)	1,392,550
2,505,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	2,504,163
865,000	Santander Drive Auto Receivables Trust 1.48%, 01/15/2027	871,898
385,000	Toyota Auto Loan Extended Note Trust 2.56%, 11/25/2031(1)	400,395
	Westlake Automobile Receivables Trust
2,430,000	1.65%, 02/17/2026(1)	2,444,779
3,400,000	2.72%, 11/15/2024(1)	3,473,346
		22,480,237
	Asset-Backed - Credit Card - 0.1%
3,160,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	3,165,494
	Asset-Backed - Finance & Insurance - 3.8%
915,023	Aaset Trust 3.35%, 01/16/2040(1)	897,913
3,755,032	Apex Credit CLO Ltd. 1.12%, 04/24/2029, 3 mo. USD LIBOR + 1.000%(1)(2)	3,755,208
5,579,170	Atrium XII 0.96%, 04/22/2027, 3 mo. USD LIBOR + 0.830%(1)(2)	5,583,316
	Bayview Koitere Fund Trust
2,704,298	3.50%, 07/28/2057(1)(3)	2,759,465
988,135	4.00%, 11/28/2053(1)(3)	1,005,431
2,640,995	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(1)(3)	2,652,655
	BlueMountain CLO Ltd.
5,235,000	1.23%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	5,238,083
10,110,000	1.27%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(2)	10,112,962
4,355,000	Buckhorn Park CLO Ltd. 1.24%, 07/18/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	4,355,740
	Carlyle U.S. CLO Ltd.
7,230,000	1.15%, 04/20/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	7,237,642
2,735,000	1.18%, 04/15/2034, 3 mo. USD LIBOR + 1.060%(1)(2)	2,737,809
1,327,040	CF Hippolyta LLC 1.99%, 07/15/2060(1)	1,319,052
4,140,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	4,316,161
6,230,000	Dryden CLO Ltd. 1.14%, 04/15/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	6,234,834
	First Franklin Mortgage Loan Trust
1,065,000	0.40%, 09/25/2036, 1 mo. USD LIBOR + 0.310%(2)	1,032,769
2,250,478	0.57%, 04/25/2036, 1 mo. USD LIBOR + 0.480%(2)	2,164,718
5,030,000	Madison Park Funding Ltd. 1.38%, 01/15/2033, 3 mo. USD LIBOR + 1.260%(1)(2)	5,037,676
929,741	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	934,785
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Asset-Backed - Finance & Insurance - 3.8% - (continued)
$ 1,954,046	Preston Ridge Partners Mortgage Trust LLC 2.12%, 03/25/2026(1)(3)	$ 1,950,239
7,365,000	Regatta Funding Ltd. 1.29%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(2)	7,369,338
7,545,000	RR Ltd. 1.23%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(2)	7,550,161
8,270,000	Sound Point CLO Ltd. 1.19%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(2)	8,267,924
812,835	Springleaf Funding Trust 2.68%, 07/15/2030(1)	813,701
	Symphony CLO Ltd.
1,339,926	1.08%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	1,340,876
9,400,000	1.10%, 04/19/2034, 3 mo. USD LIBOR + 0.980%(1)(2)	9,406,918
8,315,000	Thompson Park CLO Ltd. 1.12%, 04/15/2034, 3 mo. USD LIBOR + 1.000%(1)(2)	8,312,913
	Towd Point Mortgage Trust
3,440,827	2.75%, 10/25/2057(1)(3)	3,500,452
4,118,295	3.25%, 03/25/2058(1)(3)	4,222,877
3,160,000	Venture CLO Ltd. 1.36%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(2)	3,163,704
7,781,326	Voya CLO Ltd. 1.02%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(2)	7,787,170
1,313,812	Wendy's Funding LLC 3.88%, 03/15/2048(1)	1,387,570
		132,450,062
	Asset-Backed - Home Equity - 0.4%
3,120,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	3,273,957
	GSAA Home Equity Trust
19,296	0.23%, 12/25/2046, 1 mo. USD LIBOR + 0.140%(2)	7,262
2,526,922	0.25%, 02/25/2037, 1 mo. USD LIBOR + 0.160%(2)	992,188
817,074	0.27%, 12/25/2036, 1 mo. USD LIBOR + 0.180%(2)	296,336
1,198,412	0.45%, 11/25/2036, 1 mo. USD LIBOR + 0.360%(2)	434,990
1,190,597	5.98%, 06/25/2036(3)	476,035
2,753,398	Legacy Mortgage Asset Trust 3.00%, 06/25/2059(1)	2,761,112
29,930	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 0.39%, 06/25/2036, 1 mo. USD LIBOR + 0.300%(2)	27,533
1,152,539	Morgan Stanley Mortgage Loan Trust 0.43%, 11/25/2036, 1 mo. USD LIBOR + 0.340%(2)	445,304
486,737	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037	214,482
	Soundview Home Loan Trust
2,237,453	0.27%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(2)	2,150,730
830,000	0.33%, 07/25/2036, 1 mo. USD LIBOR + 0.240%(2)	793,200
1,110,000	0.59%, 11/25/2036, 1 mo. USD LIBOR + 0.500%(2)	1,078,388
		12,951,517
	Commercial Mortgage-Backed Securities - 4.2%
3,215,000	1211 Avenue of the Americas Trust 3.90%, 08/10/2035(1)	3,455,880

The accompanying notes are an integral part of these financial statements.
173

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Commercial Mortgage-Backed Securities - 4.2% - (continued)
$ 3,475,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	$ 3,566,488
	BBCMS Mortgage Trust
7,661,000	0.94%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	7,656,223
6,535,000	0.99%, 04/15/2053(3)(4)	515,787
22,383,749	1.45%, 02/15/2050(3)(4)	1,368,936
2,660,000	4.97%, 12/15/2051(3)	2,969,110
7,600,000	Benchmark 2019-B9 Mortgage Trust 4.02%, 03/15/2052	8,575,373
	Benchmark Mortgage Trust
11,765,049	0.51%, 07/15/2051(3)(4)	294,193
58,765,878	0.63%, 04/10/2051(3)(4)	1,619,276
33,028,554	0.64%, 01/15/2052(3)(4)	1,217,059
8,445,175	1.06%, 08/15/2052(3)(4)	499,518
23,092,907	1.23%, 03/15/2062(3)(4)	1,649,238
14,244,038	1.52%, 01/15/2054(3)(4)	1,659,121
6,979,867	1.79%, 07/15/2053(3)(4)	753,712
3,000,000	3.04%, 08/15/2052	3,205,040
4,461,385	BX Commercial Mortgage Trust 1.01%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	4,462,760
2,535,000	CAMB Commercial Mortgage Trust 2.64%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	2,528,598
2,508,525	Cantor Commercial Real Estate 1.11%, 05/15/2052(3)(4)	159,814
4,145,000	CD Mortgage Trust 2.46%, 08/10/2049	4,237,818
289,631	Chase Mortgage Finance Trust 3.05%, 12/25/2035(3)	291,324
	Citigroup Commercial Mortgage Trust
9,692,945	0.91%, 07/10/2047(3)(4)	209,238
12,607,217	1.03%, 04/10/2048(3)(4)	387,855
415,000	4.57%, 03/10/2047(1)(3)	418,784
1,520,907	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)	1,522,064
	Commercial Mortgage Trust
2,871,432	0.71%, 08/10/2046(3)(4)	31,419
687,000	2.77%, 12/10/2045	700,324
939,511	2.85%, 10/15/2045	953,654
564,008	2.94%, 01/10/2046	573,800
735,000	3.10%, 03/10/2046	745,233
3,895,000	3.18%, 02/10/2048	4,108,625
626,089	3.21%, 03/10/2046	643,462
54,441	3.33%, 06/10/2046	55,235
3,050,000	3.42%, 03/10/2031(1)	3,149,753
905,000	3.61%, 06/10/2046(3)	937,783
131,463	4.02%, 07/10/2045	134,873
420,000	4.07%, 02/10/2047(3)	445,165
660,000	4.21%, 08/10/2046(3)	693,210
379,062	4.21%, 08/10/2046	397,342
595,000	4.25%, 07/10/2045(3)	622,559
1,825,000	4.75%, 10/15/2045(1)(3)	585,934
22,407	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	22,673
	CSAIL Commercial Mortgage Trust
25,580,507	0.74%, 06/15/2057(3)(4)	546,617
1,307,023	0.82%, 04/15/2050(3)(4)	28,396
3,862,841	0.93%, 11/15/2048(3)(4)	121,558
6,594,740	1.87%, 01/15/2049(3)(4)	462,311
	DBJPM Mortgage Trust
5,702,350	1.71%, 09/15/2053(3)(4)	547,162
3,600,000	2.89%, 08/10/2049	3,785,251
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Commercial Mortgage-Backed Securities - 4.2% - (continued)
	FREMF Mortgage Trust
$ 440,000	3.73%, 10/25/2049(1)(3)	$ 478,378
350,000	3.80%, 02/25/2050(1)(3)	371,169
230,000	3.84%, 10/25/2049(1)(3)	250,039
1,610,000	3.97%, 04/25/2051(1)(3)	1,766,601
	GS Mortgage Securities Corp.
2,010,000	2.95%, 11/05/2034(1)	2,033,673
2,845,000	4.11%, 07/10/2051(3)	3,128,720
	GS Mortgage Securities Trust
21,464,880	0.07%, 07/10/2046(3)(4)	22,023
553,315	0.09%, 08/10/2044(1)(3)(4)	3
3,980,000	3.04%, 07/10/2052	4,256,686
695,000	3.67%, 04/10/2047(1)	27,800
825,000	4.07%, 01/10/2047	870,364
1,310,000	4.96%, 04/10/2047(1)(3)	718,382
	JP Morgan Chase Commercial Mortgage Securities Trust
1,325,000	2.73%, 10/15/2045(1)(3)	1,006,152
1,770,000	2.81%, 01/16/2037(1)	1,823,173
617,923	2.84%, 12/15/2047	626,513
730,000	4.36%, 12/15/2047(1)(3)	581,175
399,975	5.57%, 08/15/2046(1)(3)	397,015
	JPMBB Commercial Mortgage Securities Trust
9,132,586	0.61%, 09/15/2047(3)(4)	134,869
2,739,645	0.62%, 05/15/2048(3)(4)	48,850
237,306	3.36%, 07/15/2045	241,972
8,715,000	JPMCC Commercial Mortgage Securities Trust 3.72%, 03/15/2050	9,534,208
1,330,000	Life Mortgage Trust 1.49%, 03/15/2038, 1 mo. USD LIBOR + 1.400%(1)(2)	1,312,949
	Morgan Stanley Bank of America Merrill Lynch Trust
5,984,064	0.97%, 12/15/2047(3)(4)	145,114
3,728,645	0.99%, 10/15/2048(3)(4)	108,435
700,000	2.92%, 02/15/2046	711,956
1,465,000	3.13%, 12/15/2048	1,494,985
880,000	3.18%, 08/15/2045	885,103
730,173	4.26%, 10/15/2046(3)	767,329
	Morgan Stanley Capital Trust
2,417,619	1.34%, 06/15/2050(3)(4)	130,758
885,000	5.09%, 07/15/2049(1)(3)	399,982
37,927	5.66%, 10/12/2052(1)(3)	11,757
2,165,000	MTRO Commercial Mortgage Trust 1.89%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(1)(2)	2,120,625
	Natixis Commercial Mortgage Securities Trust
1,385,000	2.91%, 10/15/2036(1)	1,383,432
1,187,000	4.40%, 06/17/2038(1)	1,310,092
826,212	Oaktown Re Ltd. 1.64%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(2)	826,240
5,770,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	5,921,712
5,104,505	UBS Commercial Mortgage Trust 1.06%, 08/15/2050(3)(4)	235,423
	UBS-Barclays Commercial Mortgage Trust
920,000	2.85%, 12/10/2045	934,888
1,777,101	3.09%, 08/10/2049	1,800,845
	Wells Fargo Commercial Mortgage Trust
9,541,273	1.09%, 05/15/2048(3)(4)	283,996
10,000	3.17%, 02/15/2048	10,524
255,000	4.15%, 05/15/2048(3)	258,723

The accompanying notes are an integral part of these financial statements.
174

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Commercial Mortgage-Backed Securities - 4.2% - (continued)
$ 45,894	Wells Fargo Mortgage Backed Securities Trust 3.99%, 11/25/2048(1)(3)	$ 46,066
	Wells Fargo N.A.
20,692,574	0.60%, 11/15/2062(3)(4)	878,760
10,540,984	0.65%, 11/15/2062(3)(4)	494,369
18,137,682	0.70%, 12/15/2052(3)(4)	904,218
29,757,409	0.73%, 11/15/2050(3)(4)	1,122,116
21,376,710	0.83%, 09/15/2062(3)(4)	1,201,724
37,855,533	0.89%, 01/15/2063(3)(4)	2,347,622
21,293,189	0.90%, 05/15/2062(3)(4)	1,225,304
37,802,866	1.78%, 03/15/2063(3)(4)	4,955,370
3,540,000	2.04%, 02/15/2054	3,504,775
	WF-RBS Commercial Mortgage Trust
1,398,826	1.25%, 03/15/2047(3)(4)	32,072
785,078	2.87%, 11/15/2045	795,326
1,490,000	3.00%, 08/15/2045	1,504,582
243,846	3.02%, 11/15/2047(1)	14,631
732,205	3.07%, 03/15/2045	745,956
350,000	3.35%, 05/15/2045	359,284
225,000	4.05%, 03/15/2047	238,327
1,070,000	4.15%, 08/15/2046(3)	1,114,063
345,000	4.89%, 06/15/2044(1)(3)	207,903
770,000	5.77%, 04/15/2045(1)(3)	776,099
		145,356,748
	Other Asset-Backed Securities - 3.0%
	Affirm Asset Securitization Trust
2,207,355	1.90%, 01/15/2025(1)	2,222,024
860,489	3.46%, 10/15/2024(1)	869,706
1,280,000	Arbor Realty Commercial Real Estate Notes Ltd. 1.19%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	1,279,801
2,820,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	2,806,277
8,230,000	Bain Capital Credit CLO Ltd. 1.30%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(2)	8,235,703
1,728,457	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(3)	1,740,508
	Bayview Opportunity Master Fund Trust
1,101,583	3.50%, 01/28/2055(1)(3)	1,118,704
1,324,601	3.50%, 06/28/2057(1)(3)	1,348,949
2,115,793	4.00%, 10/28/2064(1)(3)	2,150,542
732,345	CF Hippolyta LLC 1.98%, 03/15/2061(1)	727,621
	Domino's Pizza Master Issuer LLC
3,248,675	2.66%, 04/25/2051(1)	3,321,335
1,483,575	3.67%, 10/25/2049(1)	1,595,152
3,196,150	4.12%, 07/25/2048(1)	3,285,623
8,925,000	Madison Park Funding Ltd. 1.25%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	8,930,998
1,500,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	1,493,628
1,529,591	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(3)	1,552,520
3,100,877	Pretium Mortgage Credit Partners LLC 1.87%, 07/25/2051(1)	3,087,277
8,425,000	RR LLC 1.27%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(2)	8,435,093
532,065	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	523,470
4,828,702	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	5,102,564
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Other Asset-Backed Securities - 3.0% - (continued)
$ 1,895,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	$ 1,878,895
	Towd Point Mortgage Trust
1,393,017	0.69%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	1,393,007
242,264	2.25%, 04/25/2056(1)(3)	242,665
380,868	2.75%, 08/25/2055(1)(3)	382,481
3,468,409	2.75%, 10/25/2056(1)(3)	3,511,988
545,220	2.75%, 04/25/2057(1)(3)	551,328
1,332,149	2.75%, 06/25/2057(1)(3)	1,358,627
1,203,106	2.75%, 07/25/2057(1)(3)	1,218,647
2,106,056	Upstart Securitization Trust 0.83%, 07/20/2031(1)	2,102,987
4,152,402	VCAT LLC 1.74%, 05/25/2051(1)	4,128,426
8,270,000	Venture CLO Ltd. 1.25%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(2)	8,273,622
4,228,172	VOLT XCV LLC 2.24%, 03/27/2051(1)	4,243,867
6,545,000	Wellfleet CLO Ltd. 1.30%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(2)	6,543,357
7,376,512	Wendy's Funding LLC 2.37%, 06/15/2051(1)	7,388,212
975,100	Wingstop Funding LLC 2.84%, 12/05/2050(1)	1,003,603
		104,049,207
	Whole Loan Collateral CMO - 10.2%
6,920,106	510 Asset Backed Trust 2.12%, 06/25/2061(1)	6,895,132
92,277	Adjustable Rate Mortgage Trust 0.63%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(2)	93,401
	Alternative Loan Trust
1,223,137	0.63%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	1,224,610
330,207	0.73%, 11/25/2035, 1 mo. USD LIBOR + 0.640%(2)	297,955
786,130	1.44%, 08/25/2035, 12 mo. USD MTA + 1.350%(2)	709,945
208,222	5.75%, 05/25/2036	124,402
179,898	6.00%, 05/25/2036	135,385
134,258	6.00%, 12/25/2036	80,978
	Angel Oak Mortgage Trust
4,035,018	0.91%, 01/25/2066(1)(3)	4,066,241
6,920,519	0.95%, 07/25/2066(1)(3)	6,890,899
3,494,763	0.99%, 04/25/2053(1)(3)	3,486,558
3,149,104	0.99%, 04/25/2066(1)(3)	3,146,058
5,624,062	1.07%, 05/25/2066(1)(3)	5,602,546
8,629,938	1.46%, 09/25/2066(1)(3)	8,637,753
1,354,621	1.47%, 06/25/2065(1)(3)	1,362,626
2,478,068	2.53%, 01/26/2065(1)(3)	2,512,195
266,092	Angel Oak Mortgage Trust LLC 3.63%, 03/25/2049(1)(3)	268,464
	Banc of America Funding Trust
349,803	0.69%, 05/20/2047, 1 mo. USD LIBOR + 0.600%(2)	354,569
1,162,523	5.77%, 05/25/2037(3)	1,203,258
45,396	6.35%, 01/25/2037	46,017
	Bear Stearns Adjustable Rate Mortgage Trust
187,215	2.16%, 02/25/2036(3)	170,752
207,146	2.38%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	212,522

The accompanying notes are an integral part of these financial statements.
175

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Whole Loan Collateral CMO - 10.2% - (continued)
$ 1,009,401	Bear Stearns Alt-A Trust 0.59%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	$ 1,225,746
316,995	Bear Stearns Mortgage Funding Trust 0.27%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(2)	304,936
	Bellemeade Re Ltd.
102,873	1.19%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(1)(2)	102,873
1,858,555	1.49%, 10/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	1,858,555
	BRAVO Residential Funding Trust
2,133,596	0.94%, 02/25/2049(1)(3)	2,126,962
3,081,221	0.97%, 03/25/2060(1)(3)	3,065,966
2,119,762	Bunker Hill Loan Depositary Trust 1.72%, 02/25/2055(1)(3)	2,138,387
	CHL Mortgage Pass-Through Trust
370,720	0.77%, 03/25/2035, 1 mo. USD LIBOR + 0.680%(2)	349,141
110,801	2.58%, 06/20/2035(3)	111,336
460,349	2.73%, 11/20/2035(3)	424,855
534,192	2.90%, 09/25/2047(3)	514,378
306,038	3.18%, 04/20/2036(3)	247,833
1,520,643	CIM Trust 3.00%, 04/25/2057(1)(3)	1,539,174
1,854,765	Colombia Cent CLO Ltd. 1.27%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(2)	1,855,669
	COLT Mortgage Loan Trust
1,936,698	0.80%, 07/27/2054(1)	1,931,462
4,280,420	0.91%, 06/25/2066(1)(3)	4,240,352
	Connecticut Avenue Securities Trust
363,669	2.09%, 07/25/2039, 1 mo. USD LIBOR + 2.000%(1)(2)	364,372
389,704	2.19%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	390,456
474,012	2.24%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	476,401
1,143,767	2.24%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	1,149,331
660,555	2.39%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	664,092
566,698	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	517,127
3,798,328	Credit Suisse Mortgage Capital Certificates 0.94%, 05/25/2066(1)(3)	3,758,979
	CSMC Trust
1,594,799	0.81%, 05/25/2065(1)(3)	1,587,878
2,965,335	0.83%, 03/25/2056(1)(3)	2,984,314
6,306,379	1.18%, 02/25/2066(1)(3)	6,354,181
2,219,854	1.80%, 12/27/2060(1)(3)	2,219,093
1,462,671	3.25%, 04/25/2047(1)(3)	1,519,145
	Deephaven Residential Mortgage Trust
1,971,844	0.90%, 04/25/2066(1)(3)	1,963,157
1,338,922	1.69%, 05/25/2065(1)	1,340,512
95,178	DSLA Mortgage Loan Trust 0.80%, 01/19/2045, 1 mo. USD LIBOR + 0.720%(2)	83,520
	Ellington Financial Mortgage Trust
919,643	0.80%, 02/25/2066(1)(3)	914,842
1,683,035	0.93%, 06/25/2066(1)(3)	1,671,712
	Fannie Mae Connecticut Avenue Securities
148,197	2.09%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	149,355
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Whole Loan Collateral CMO - 10.2% - (continued)
$ 690,403	2.64%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	$ 701,650
950,324	4.44%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	990,924
403,767	4.54%, 01/25/2029, 1 mo. USD LIBOR + 4.450%(2)	420,293
	GCAT Trust
4,877,738	0.87%, 01/25/2066(1)(3)	4,913,536
3,823,077	1.04%, 05/25/2066(1)(3)	3,823,077
6,264,248	1.09%, 08/25/2066(1)(3)	6,218,868
	GMACM Mortgage Loan Trust
238,594	2.64%, 09/19/2035(3)	229,110
49,825	2.98%, 04/19/2036(3)	43,518
	GSR Mortgage Loan Trust
1,709,217	0.39%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(2)	416,080
93,189	2.61%, 10/25/2035(3)	64,926
716,488	2.95%, 01/25/2036(3)	733,051
	HarborView Mortgage Loan Trust
530,982	0.27%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	518,598
985,326	0.32%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	988,581
689,529	Home Re Ltd. 1.69%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	690,498
	IndyMac Index Mortgage Loan Trust
194,137	2.89%, 01/25/2036(3)	192,329
340,435	2.95%, 03/25/2036(3)	299,526
975,769	3.05%, 04/25/2037(3)	673,269
	JP Morgan Mortgage Trust
135,623	2.62%, 09/25/2035(3)	137,235
64,125	3.00%, 04/25/2037(3)	57,233
176,215	3.06%, 05/25/2036(3)	158,622
1,466,781	LCM L.P. 1.17%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(2)	1,468,629
	Legacy Mortgage Asset Trust
1,510,168	1.65%, 11/25/2060(1)	1,504,194
2,187,211	1.75%, 04/25/2061(1)	2,199,259
2,808,828	1.75%, 07/25/2061(1)	2,792,907
3,760,581	3.25%, 11/25/2059(1)	3,777,709
326,122	Lehman XS Trust 0.51%, 07/25/2046, 1 mo. USD LIBOR + 0.420%(2)	337,839
	LSTAR Securities Investment Ltd.
6,135,701	1.78%, 03/02/2026, 1 mo. USD LIBOR + 1.700%(1)(2)	6,137,063
3,874,046	1.88%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(2)	3,871,024
1,151,812	2.58%, 04/01/2024, 1 mo. USD LIBOR + 2.500%(1)(2)	1,149,360
2,550,563	2.58%, 05/01/2024, 1 mo. USD LIBOR + 1.250%(1)(2)	2,535,631
1,780,741	Luminent Mortgage Trust 0.47%, 05/25/2046, 1 mo. USD LIBOR + 0.380%(2)	1,633,039
	MetLife Securitization Trust
858,441	3.00%, 04/25/2055(1)(3)	878,232
1,954,503	3.75%, 03/25/2057(1)(3)	2,024,463
	MFA Trust
741,029	1.01%, 01/26/2065(1)(3)	739,212
3,291,247	1.03%, 11/25/2064(1)(3)	3,278,506
3,202,156	1.15%, 04/25/2065(1)(3)	3,222,041
284,104	Mill City Mortgage Loan Trust 3.25%, 05/25/2062(1)(3)	288,899

The accompanying notes are an integral part of these financial statements.
176

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Whole Loan Collateral CMO - 10.2% - (continued)
$ 476,033	Morgan Stanley Mortgage Loan Trust 3.29%, 05/25/2036(3)	$ 316,922
1,906,321	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	1,910,542
	New Residential Mortgage Loan Trust
2,695,353	0.84%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	2,695,353
2,855,502	0.94%, 07/25/2055(1)(3)	2,843,371
2,427,358	0.94%, 10/25/2058(1)(3)	2,422,874
1,875,163	1.59%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	1,900,637
705,568	2.49%, 09/25/2059(1)(3)	710,135
2,337,339	3.50%, 12/25/2057(1)(3)	2,395,430
2,008,384	3.50%, 08/25/2059(1)(3)	2,077,618
1,644,044	3.75%, 11/26/2035(1)(3)	1,744,689
661,364	3.75%, 01/25/2054(1)(3)	690,283
30,710	3.75%, 05/25/2054(1)(3)	32,172
1,854,884	3.75%, 11/25/2056(1)(3)	1,972,183
3,961,793	3.75%, 11/25/2058(1)(3)	4,171,260
3,231,487	4.00%, 02/25/2057(1)(3)	3,431,420
3,328,088	4.00%, 03/25/2057(1)(3)	3,550,140
2,252,523	4.00%, 04/25/2057(1)(3)	2,397,309
1,893,481	4.00%, 05/25/2057(1)(3)	2,001,057
2,748,095	4.00%, 08/27/2057(1)(3)	2,908,462
386,556	4.00%, 12/25/2057(1)(3)	409,833
6,697,580	NMLT Trust 1.19%, 05/25/2056(1)(3)	6,669,276
252,546	Oaktown Re Ltd. 1.49%, 07/25/2029, 1 mo. USD LIBOR + 1.400%(1)(2)	252,656
	OBX Trust
321,266	0.74%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	321,884
4,136,942	1.05%, 07/25/2061(1)(3)	4,108,628
5,940,884	1.07%, 02/25/2066(1)(3)	5,912,319
	OZLM Ltd.
1,014,932	1.13%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(1)(2)	1,015,570
1,145,680	1.18%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(2)	1,145,694
	PMT Credit Risk Transfer Trust
1,028,159	2.09%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	1,028,246
2,296,752	2.99%, 02/27/2024, 1 mo. USD LIBOR + 2.900%(1)(2)	2,330,742
	Preston Ridge Partners Mortgage Trust LLC
4,027,123	1.79%, 06/25/2026(1)	3,997,705
4,239,723	1.79%, 07/25/2026(1)	4,242,814
7,614,787	1.87%, 04/25/2026(1)	7,648,287
6,488,569	1.87%, 08/25/2026(1)	6,464,237
1,252,220	2.36%, 11/25/2025(1)	1,254,574
8,570,000	2.36%, 10/25/2026(1)(3)	8,563,572
1,285,661	3.50%, 10/25/2024(1)(3)	1,287,221
7,940,284	Pretium Mortgage Credit Partners LLC 1.99%, 02/25/2061(1)	7,884,956
324,545	Radnor RE Ltd. 1.29%, 06/25/2029, 1 mo. USD LIBOR + 1.200%(1)(2)	324,547
594,776	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	601,219
3,208,298	RCO VII Mortgage LLC 1.87%, 05/26/2026(1)	3,186,276
	Residential Accredit Loans, Inc.
1,620,066	0.69%, 04/25/2036, 1 mo. USD LIBOR + 0.600%(2)	1,550,662
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Whole Loan Collateral CMO - 10.2% - (continued)
$ 712,207	6.00%, 12/25/2035	$ 718,686
354,494	Residential Funding Mortgage Securities, Inc. 2.95%, 08/25/2035(3)	216,701
2,619,714	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	2,612,157
	Seasoned Credit Risk Transfer Trust
2,819,020	2.50%, 08/25/2059	2,896,833
2,095,606	3.50%, 11/25/2057	2,260,802
5,594,393	3.50%, 07/25/2058	6,049,566
1,139,955	3.50%, 08/25/2058	1,235,458
4,948,729	3.50%, 10/25/2058	5,251,867
1,994,622	Starwood Mortgage Residential Trust 0.94%, 05/25/2065(1)(3)	1,992,823
5,193,429	Starwood Residential Mortgage Trust 1.22%, 05/25/2065(1)(3)	5,189,488
7,594	Structured Agency Credit Risk Trust 0.84%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	7,594
519,512	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	327,506
4,130,000	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)	4,119,290
7,967,563	Towd Point Mortgage Trust 2.92%, 11/30/2060(1)(3)	8,007,400
3,470,000	Triangle Re Ltd. 1.95%, 02/25/2034, 3 mo. USD SOFR + 1.900%(1)(2)	3,469,999
	VCAT LLC
6,327,837	1.87%, 08/25/2051(1)	6,301,811
1,350,797	2.12%, 03/27/2051(1)	1,351,731
	Verus Securitization Trust
1,577,867	0.82%, 10/25/2063(1)(3)	1,575,401
3,071,977	0.92%, 02/25/2064(1)(3)	3,063,270
2,951,482	0.94%, 07/25/2066(1)(3)	2,938,481
2,538,756	1.03%, 02/25/2066(1)(3)	2,525,706
1,441,171	1.50%, 05/25/2065(1)	1,443,635
990,023	2.78%, 07/25/2059(1)	992,503
1,382,610	3.60%, 08/25/2050(1)	1,383,564
5,111,875	VOLT XCIII LLC 1.89%, 02/27/2051(1)	5,099,366
3,940,629	VOLT XCIV LLC 2.24%, 02/27/2051(1)	3,933,899
4,060,182	VOLT XCVII LLC 2.24%, 04/25/2051(1)	4,084,599
1,344,200	VOLT XCVIII LLC 2.12%, 04/25/2051(1)	1,349,190
	WaMu Mortgage Pass-Through Certificates Trust
307,941	0.97%, 10/25/2046, 12 mo. USD MTA + 0.880%(2)	296,909
229,564	1.07%, 07/25/2046, 12 mo. USD MTA + 0.980%(2)	217,360
642,150	2.80%, 06/25/2037(3)	629,251
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
782,164	0.69%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	531,927
428,068	0.92%, 11/25/2046, 12 mo. USD MTA + 0.830%(2)	393,671
17,575,383	Wells Fargo Commercial Mortgage Trust 0.90%, 09/15/2057(3)(4)	526,780

The accompanying notes are an integral part of these financial statements.
177

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.4% - (continued)
	Whole Loan Collateral CMO - 10.2% - (continued)
$ 119,908	Wells Fargo Mortgage-Backed Securities Trust 2.51%, 09/25/2036(3)	$ 118,633
1,834,037	Wells Fargo N.A. 1.03%, 04/15/2052(3)(4)	121,035
		351,384,956
	Total Asset & Commercial Mortgage-Backed Securities (cost $771,436,782)	$ 771,838,221
CORPORATE BONDS - 27.1%
	Advertising - 0.0%
615,000	Lamar Media Corp. 3.75%, 02/15/2028	$ 621,642
	Aerospace/Defense - 0.4%
	Boeing Co.
2,420,000	5.04%, 05/01/2027	2,750,291
1,675,000	5.15%, 05/01/2030	1,954,916
	L3Harris Technologies, Inc.
465,000	2.90%, 12/15/2029	486,924
2,105,000	3.85%, 06/15/2023	2,206,941
1,410,000	Northrop Grumman Corp. 5.15%, 05/01/2040	1,838,402
	Raytheon Technologies Corp.
43,000	3.65%, 08/16/2023	45,131
2,790,000	3.95%, 08/16/2025	3,045,998
1,020,000	4.45%, 11/16/2038	1,228,646
		13,557,249
	Agriculture - 0.3%
1,895,000	Altria Group, Inc. 3.70%, 02/04/2051	1,801,010
	BAT Capital Corp.
1,670,000	2.26%, 03/25/2028	1,640,220
2,525,000	2.79%, 09/06/2024	2,625,755
3,425,000	BAT International Finance plc 1.67%, 03/25/2026	3,387,534
1,945,000	Kernel Holding S.A. 6.50%, 10/17/2024(5)	2,053,389
		11,507,908
	Airlines - 0.0%
115,000	United Airlines, Inc. 4.63%, 04/15/2029(1)	118,563
	Apparel - 0.2%
940,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	1,004,846
4,510,000	William Carter Co. 5.63%, 03/15/2027(1)	4,667,850
		5,672,696
	Auto Manufacturers - 0.2%
	General Motors Co.
1,395,000	5.20%, 04/01/2045	1,741,026
735,000	6.13%, 10/01/2025	853,147
	General Motors Financial Co., Inc.
840,000	1.25%, 01/08/2026	823,663
4,080,000	1.50%, 06/10/2026	4,019,924
		7,437,760
	Auto Parts & Equipment - 0.0%
342,000	Clarios Global L.P. / Clarios U.S. Finance Co. 6.25%, 05/15/2026(1)	357,818
	Beverages - 0.4%
	Anheuser-Busch InBev Worldwide, Inc.
2,008,000	3.75%, 07/15/2042	2,188,039
710,000	4.60%, 04/15/2048	878,058
700,000	4.75%, 04/15/2058	891,782
3,890,000	5.45%, 01/23/2039	5,104,155
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Beverages - 0.4% - (continued)
	Constellation Brands, Inc.
$ 500,000	2.25%, 08/01/2031	$ 489,421
560,000	2.88%, 05/01/2030	579,837
273,000	3.15%, 08/01/2029	290,318
251,000	3.60%, 02/15/2028	275,033
1,540,000	4.40%, 11/15/2025	1,707,784
		12,404,427
	Biotechnology - 0.2%
77,000	Baxalta, Inc. 3.60%, 06/23/2022	78,119
4,935,000	Gilead Sciences, Inc. 1.65%, 10/01/2030	4,723,070
	Royalty Pharma plc
3,065,000	2.15%, 09/02/2031	2,916,303
655,000	3.30%, 09/02/2040	653,441
65,000	3.55%, 09/02/2050	64,521
		8,435,454
	Chemicals - 0.1%
290,000	Chemours Co. 5.38%, 05/15/2027(6)	305,950
2,940,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	3,134,331
875,000	LYB International Finance LLC 1.25%, 10/01/2025	866,315
385,000	Olin Corp. 5.13%, 09/15/2027	399,919
		4,706,515
	Commercial Banks - 5.3%
5,990,000	Bangkok Bank PCL 3.47%, 09/23/2036, (3.47% fixed rate until 09/23/2031; 5 year USD CMT + 2.150% thereafter)(1)(2)(7)	5,946,878
	Bank of America Corp.
2,175,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(7)	2,249,129
1,445,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.210% thereafter)(7)	1,450,807
550,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.320% thereafter)(7)	557,160
2,370,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(7)	2,514,165
3,465,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(7)	3,666,010
5,870,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(7)	6,228,755
5,215,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(7)	6,290,494
2,640,000	7.75%, 05/14/2038	4,131,365
2,640,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	2,732,757
	BNP Paribas S.A.
1,600,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(7)	1,564,130
730,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 3 mo. USD SOFR + 1.218% thereafter)(1)(7)	717,268

The accompanying notes are an integral part of these financial statements.
178

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Commercial Banks - 5.3% - (continued)
$ 2,435,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(7)	$ 2,478,872
	Citigroup, Inc.
2,325,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 1 mo. USD SOFR + 0.867% thereafter)(7)	2,325,209
2,655,000	2.52%, 11/03/2032, (2.83% fixed rate until 11/03/2031; 3 mo. USD SOFR + 1.177% thereafter)(7)(8)	2,647,112
1,165,000	2.56%, 05/01/2032, (2.56% fixed rate until 05/01/2031; 3 mo. USD SOFR + 1.167% thereafter)(7)	1,170,556
1,355,000	3.20%, 10/21/2026	1,440,750
3,590,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(7)	3,782,075
3,950,000	3.70%, 01/12/2026	4,284,978
1,240,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(7)	1,383,308
2,090,000	4.41%, 03/31/2031, (4.41% fixed rate until 03/31/2030; 3 mo. USD SOFR + 3.914% thereafter)(7)	2,396,247
1,780,000	4.45%, 09/29/2027	1,996,713
	Credit Suisse Group AG
360,000	0.50%, 02/04/2022, 3 mo. USD SOFR + 0.450%(2)	360,299
1,255,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(7)	1,278,531
	Danske Bank A/S
1,615,000	5.00%, 01/12/2022(1)	1,628,638
1,685,000	5.38%, 01/12/2024(1)	1,834,666
2,110,000	Fifth Third Bancorp 2.38%, 01/28/2025	2,177,844
	Goldman Sachs Group, Inc.
2,295,000	0.93%, 10/21/2024, (0.93% fixed rate until 10/21/2023; 3 mo. USD SOFR + 0.486% thereafter)(7)	2,292,866
4,130,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(7)	4,061,915
5,380,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(7)	5,405,284
480,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(7)	482,679
2,720,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(7)	2,763,230
1,540,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(7)	1,688,088
3,020,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(7)	3,383,374
2,245,000	6.75%, 10/01/2037	3,194,216
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Commercial Banks - 5.3% - (continued)
	HSBC Holdings plc
$ 2,985,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(7)	$ 2,960,114
1,335,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(7)	1,312,159
1,125,000	3.60%, 05/25/2023	1,175,963
4,130,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(7)	4,666,296
	JP Morgan Chase & Co.
1,345,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(7)	1,357,122
3,015,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(7)	3,114,162
1,095,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(7)	1,132,404
665,000	3.11%, 04/22/2051, (3.11% fixed rate until 04/22/2050; 3 mo. USD SOFR + 2.440% thereafter)(7)	687,224
5,415,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(7)	5,639,125
3,765,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(7)	3,946,646
1,785,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(7)	1,928,189
2,290,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(7)	2,503,555
6,955,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(7)	7,579,362
1,285,000	4.01%, 04/23/2029, (4.00% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(7)	1,426,640
410,000	4.02%, 12/05/2024, (4.02% fixed rate until 12/05/2023; 3 mo. USD LIBOR + 1.000% thereafter)(7)	435,893
1,795,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(7)	2,082,312
25,000	JPMorgan Chase & Co. 1.47%, 09/22/2027, (1.47% fixed rate until 09/22/2026; 3 mo. USD SOFR + 0.765% thereafter)(7)	24,550
	Morgan Stanley
1,025,000	1.16%, 10/21/2025, (1.16% fixed rate until 10/21/2024; 3 mo. USD SOFR + 0.560% thereafter)(7)	1,020,108
5,915,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(7)	5,575,348

The accompanying notes are an integral part of these financial statements.
179

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Commercial Banks - 5.3% - (continued)
$ 4,240,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(7)	$ 4,039,601
2,575,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.178% thereafter)(7)	2,514,217
360,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(7)	359,212
1,030,000	2.63%, 11/17/2021	1,031,018
2,005,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(7)	2,050,446
2,720,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(7)	2,941,364
2,710,000	4.00%, 07/23/2025	2,958,019
1,250,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(7)	1,431,764
595,000	PNC Bank NA 2.70%, 10/22/2029	620,956
2,725,000	PNC Financial Services Group, Inc. 2.20%, 11/01/2024	2,830,704
1,375,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	1,388,222
2,670,000	Truist Bank 2.25%, 03/11/2030	2,671,922
1,620,000	UBS Group AG 2.65%, 02/01/2022(1)	1,628,764
2,275,000	UniCredit S.p.A. 6.57%, 01/14/2022(1)	2,300,560
	Wells Fargo & Co.
3,250,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(7)	3,357,348
1,190,000	3.00%, 04/22/2026	1,259,674
1,555,000	3.00%, 10/23/2026	1,642,907
2,715,000	3.75%, 01/24/2024	2,880,718
580,000	4.90%, 11/17/2045	744,424
925,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(7)	1,276,138
410,000	5.61%, 01/15/2044	559,888
		181,561,406
	Commercial Services - 1.0%
	Ashtead Capital, Inc.
1,550,000	4.00%, 05/01/2028(1)	1,635,481
5,335,000	4.38%, 08/15/2027(1)	5,575,235
1,255,000	Equifax, Inc. 2.60%, 12/15/2025	1,308,321
	Gartner, Inc.
635,000	3.63%, 06/15/2029(1)	638,175
2,460,000	3.75%, 10/01/2030(1)	2,493,825
3,991,000	4.50%, 07/01/2028(1)	4,155,429
2,000,000	Howard University 2.70%, 10/01/2029	2,011,988
1,205,000	Howard University (AGM Insured) 3.48%, 10/01/2041	1,268,518
3,295,000	IHS Markit Ltd. 4.13%, 08/01/2023	3,471,949
	Service Corp. International
7,045,000	3.38%, 08/15/2030	6,934,394
4,657,000	5.13%, 06/01/2029	5,028,396
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Commercial Services - 1.0% - (continued)
	United Rentals North America, Inc.
$ 205,000	4.00%, 07/15/2030	$ 209,159
750,000	4.88%, 01/15/2028	791,663
		35,522,533
	Construction Materials - 0.3%
4,567,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	4,823,894
	Standard Industries, Inc.
830,000	3.38%, 01/15/2031(1)	769,634
4,355,000	4.38%, 07/15/2030(1)	4,355,000
285,000	4.75%, 01/15/2028(1)	293,906
145,000	5.00%, 02/15/2027(1)	148,806
		10,391,240
	Diversified Financial Services - 0.8%
3,475,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/30/2032	3,543,113
6,395,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	6,407,257
1,490,000	Capital One Financial Corp. 3.90%, 01/29/2024	1,582,065
1,630,000	GE Capital Funding LLC 4.40%, 05/15/2030	1,907,729
1,330,000	GE Capital International Funding Co. 4.42%, 11/15/2035	1,619,302
4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,700,326
1,415,000	Mastercard, Inc. 2.95%, 03/15/2051	1,495,710
	Navient Corp.
70,000	5.88%, 10/25/2024	74,806
190,000	6.13%, 03/25/2024	203,300
90,000	7.25%, 09/25/2023	97,988
4,450,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(1)	4,578,701
		26,210,297
	Electric - 2.3%
3,100,000	AES Corp. 3.30%, 07/15/2025(1)	3,258,410
	Alabama Power Co.
2,120,000	3.45%, 10/01/2049	2,347,598
1,480,000	4.15%, 08/15/2044	1,757,070
	Berkshire Hathaway Energy Co.
865,000	1.65%, 05/15/2031	822,470
1,550,000	3.25%, 04/15/2028	1,680,208
	Cleco Corporate Holdings LLC
1,105,000	3.38%, 09/15/2029	1,130,079
70,000	4.97%, 05/01/2046	86,475
	Commonwealth Edison Co.
1,735,000	3.65%, 06/15/2046	1,967,662
360,000	4.00%, 03/01/2048	431,852
365,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	446,099
	Duke Energy Carolinas LLC
35,000	3.45%, 04/15/2051	38,397
575,000	4.25%, 12/15/2041	683,777
3,375,000	Duke Energy Corp. 2.55%, 06/15/2031	3,393,057
1,185,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,283,856
	Duke Energy Indiana LLC
2,160,000	2.75%, 04/01/2050	2,098,791
1,215,000	3.25%, 10/01/2049	1,282,647

The accompanying notes are an integral part of these financial statements.
180

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Electric - 2.3% - (continued)
$ 1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	$ 1,746,381
1,645,000	Duquesne Light Holdings, Inc. 2.78%, 01/07/2032(1)	1,636,196
2,745,000	Enel Finance International N.V. 1.38%, 07/12/2026(1)	2,699,821
305,000	Evergy Metro, Inc. 2.25%, 06/01/2030	306,026
	Evergy, Inc.
710,000	2.45%, 09/15/2024	735,276
2,010,000	2.90%, 09/15/2029	2,095,538
2,095,000	Exelon Corp. 3.95%, 06/15/2025	2,262,851
	FirstEnergy Corp.
350,000	1.60%, 01/15/2026	344,778
825,000	2.25%, 09/01/2030	793,279
2,625,000	3.40%, 03/01/2050	2,604,000
1,145,000	5.35%, 07/15/2047	1,388,138
1,590,000	Georgia Power Co. 4.30%, 03/15/2042	1,831,162
1,230,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,302,051
1,935,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	2,015,803
1,570,000	Jersey Central Power & Light Co. 2.75%, 03/01/2032(1)	1,605,721
	MidAmerican Energy Co.
765,000	3.15%, 04/15/2050	815,912
130,000	3.65%, 08/01/2048	148,717
380,000	NextEra Energy Operating Partners L.P. 3.88%, 10/15/2026(1)	404,225
	NRG Energy, Inc.
1,025,000	2.00%, 12/02/2025(1)	1,036,784
2,190,000	2.45%, 12/02/2027(1)	2,191,811
	Oglethorpe Power Corp.
295,000	3.75%, 08/01/2050	321,514
1,425,000	5.05%, 10/01/2048	1,806,272
	Pacific Gas and Electric Co.
4,630,000	2.50%, 02/01/2031	4,424,203
260,000	4.50%, 07/01/2040	270,243
4,660,000	4.95%, 07/01/2050	5,152,436
	PacifiCorp
394,000	4.13%, 01/15/2049	470,789
350,000	4.15%, 02/15/2050	421,675
1,630,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	1,700,426
	Puget Energy, Inc.
1,925,000	3.65%, 05/15/2025	2,045,323
2,220,000	4.10%, 06/15/2030	2,442,980
	Sempra Energy
1,680,000	3.40%, 02/01/2028	1,806,228
1,110,000	3.80%, 02/01/2038	1,227,828
210,000	4.00%, 02/01/2048	236,999
	Southern California Edison Co.
980,000	3.65%, 02/01/2050	1,052,746
506,000	4.00%, 04/01/2047	561,945
299,000	4.13%, 03/01/2048	336,526
	Southern Co.
490,000	2.95%, 07/01/2023	506,004
1,520,000	3.25%, 07/01/2026	1,619,187
135,000	3.70%, 04/30/2030	146,380
30,000	4.40%, 07/01/2046	35,708
370,000	Union Electric Co. 4.00%, 04/01/2048	445,960
315,000	Xcel Energy, Inc. 3.50%, 12/01/2049	342,124
		78,046,414
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Electronics - 0.0%
$ 200,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	$ 205,490
	Energy-Alternate Sources - 0.1%
1,495,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	1,648,237
1,180,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	1,263,969
		2,912,206
	Engineering & Construction - 0.1%
3,578,029	International Airport Finance S.A. 12.00%, 03/15/2033(1)(6)	3,890,069
	Entertainment - 0.2%
6,310,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	6,538,737
	Environmental Control - 0.3%
	Clean Harbors, Inc.
8,118,000	4.88%, 07/15/2027(1)	8,452,867
275,000	5.13%, 07/15/2029(1)	297,688
		8,750,555
	Food - 0.2%
	Conagra Brands, Inc.
655,000	4.30%, 05/01/2024	705,337
220,000	4.60%, 11/01/2025	245,102
1,068,000	4.85%, 11/01/2028	1,245,931
330,000	5.40%, 11/01/2048	447,042
1,445,000	Kellogg Co. 3.40%, 11/15/2027	1,560,888
115,000	Kraft Heinz Foods Co. 4.25%, 03/01/2031	129,953
2,745,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	2,905,582
375,000	Post Holdings, Inc. 5.63%, 01/15/2028(1)	391,388
		7,631,223
	Food Service - 0.0%
160,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	163,600
	Forest Products & Paper - 0.1%
3,510,000	Suzano Austria GmbH 3.13%, 01/15/2032	3,313,440
	Gas - 0.1%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
40,000	5.63%, 05/20/2024	43,200
500,000	5.88%, 08/20/2026	557,500
	NiSource, Inc.
995,000	3.49%, 05/15/2027	1,076,239
2,095,000	3.60%, 05/01/2030	2,282,777
		3,959,716
	Healthcare - Products - 0.5%
	Alcon Finance Corp.
2,130,000	2.75%, 09/23/2026(1)	2,218,451
1,120,000	3.00%, 09/23/2029(1)	1,180,141
	Boston Scientific Corp.
1,820,000	1.90%, 06/01/2025	1,854,934
4,120,000	3.75%, 03/01/2026	4,479,145
685,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	711,364
6,485,000	Hologic, Inc. 4.63%, 02/01/2028(1)	6,728,188
285,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	292,823
		17,465,046

The accompanying notes are an integral part of these financial statements.
181

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Healthcare - Services - 0.7%
$ 1,895,000	Anthem, Inc. 3.50%, 08/15/2024	$ 2,013,936
	Centene Corp.
75,000	4.25%, 12/15/2027	78,562
8,035,000	4.63%, 12/15/2029	8,667,756
335,000	CommonSpirit Health 3.35%, 10/01/2029	357,372
	HCA, Inc.
80,000	3.50%, 09/01/2030	84,132
650,000	5.63%, 09/01/2028	761,787
1,335,000	Humana, Inc. 2.15%, 02/03/2032	1,292,402
	Kaiser Foundation Hospitals
1,265,000	2.81%, 06/01/2041	1,280,115
2,090,000	3.00%, 06/01/2051	2,169,591
1,270,000	Sutter Health 3.36%, 08/15/2050	1,360,554
	UnitedHealth Group, Inc.
1,335,000	2.38%, 08/15/2024	1,388,075
2,305,000	2.75%, 05/15/2040	2,316,658
590,000	3.50%, 08/15/2039	654,891
		22,425,831
	Home Builders - 0.2%
3,270,000	PulteGroup, Inc. 5.50%, 03/01/2026	3,750,527
375,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	400,781
	Toll Brothers Finance Corp.
310,000	3.80%, 11/01/2029(6)	331,700
475,000	4.88%, 11/15/2025	524,281
		5,007,289
	Insurance - 0.9%
5,475,000	American International Group, Inc. 2.50%, 06/30/2025	5,687,645
1,580,000	Aon Corp. 2.20%, 11/15/2022	1,606,472
2,555,000	Athene Global Funding 2.65%, 10/04/2031(1)	2,545,895
3,030,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	3,636,980
4,730,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	4,652,254
	Marsh & McLennan Cos., Inc.
1,275,000	3.88%, 03/15/2024	1,361,154
1,290,000	4.38%, 03/15/2029	1,490,664
1,025,000	4.75%, 03/15/2039	1,296,947
282,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	313,038
	MGIC Investment Corp.
95,000	5.25%, 08/15/2028	101,066
380,000	5.75%, 08/15/2023	405,175
2,730,000	New York Life Global Funding 2.00%, 01/22/2025(1)	2,799,512
415,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	475,467
	Unum Group
720,000	4.13%, 06/15/2051	742,762
1,360,000	4.50%, 12/15/2049	1,472,727
45,000	Voya Financial, Inc. 4.80%, 06/15/2046	57,472
	Willis North America, Inc.
795,000	3.60%, 05/15/2024	841,387
2,135,000	4.50%, 09/15/2028	2,416,136
		31,902,753
	Internet - 0.5%
	Alibaba Group Holding Ltd.
2,280,000	3.40%, 12/06/2027	2,421,275
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Internet - 0.5% - (continued)
$ 200,000	4.20%, 12/06/2047	$ 224,630
2,030,000	Amazon.com, Inc. 3.88%, 08/22/2037	2,384,753
	Go Daddy Operating Co. LLC
330,000	3.50%, 03/01/2029(1)	318,450
4,537,000	5.25%, 12/01/2027(1)	4,707,137
5,970,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(1)	6,014,775
	Tencent Holdings Ltd.
495,000	2.39%, 06/03/2030(1)	483,131
1,105,000	3.60%, 01/19/2028(1)	1,172,560
		17,726,711
	Iron/Steel - 0.1%
285,000	Commercial Metals Co. 5.38%, 07/15/2027	297,825
EUR 1,985,000	Metinvest B.V. 5.63%, 06/17/2025(1)	2,426,603
$ 1,520,000	Vale Overseas Ltd. 3.75%, 07/08/2030	1,546,524
		4,270,952
	IT Services - 0.7%
	Apple, Inc.
2,840,000	1.13%, 05/11/2025	2,839,105
255,000	2.20%, 09/11/2029	260,896
2,840,000	2.65%, 02/08/2051	2,800,957
505,000	3.45%, 02/09/2045	565,604
255,000	3.85%, 05/04/2043	300,823
355,000	4.38%, 05/13/2045	453,549
9,130,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	9,261,016
745,000	HP, Inc. 2.20%, 06/17/2025	764,276
	International Business Machines Corp.
135,000	2.95%, 05/15/2050	133,958
1,800,000	3.00%, 05/15/2024	1,893,767
2,180,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	2,136,590
1,370,000	Leidos, Inc. 3.63%, 05/15/2025	1,469,270
250,000	Western Digital Corp. 4.75%, 02/15/2026	274,063
		23,153,874
	Lodging - 0.1%
170,000	Hilton Domestic Operating Co., Inc. 5.38%, 05/01/2025(1)	177,216
2,075,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	2,124,582
		2,301,798
	Machinery-Construction & Mining - 0.0%
	BWX Technologies, Inc.
5,000	4.13%, 06/30/2028(1)	5,063
600,000	4.13%, 04/15/2029(1)	608,850
		613,913
	Machinery-Diversified - 0.1%
	John Deere Capital Corp.
725,000	1.20%, 04/06/2023	733,207
820,000	1.75%, 03/09/2027	826,909
2,065,000	Otis Worldwide Corp. 2.57%, 02/15/2030	2,107,130
		3,667,246
	Media - 1.5%
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,410,000	4.25%, 02/01/2031(1)	1,403,655
1,468,000	4.50%, 08/15/2030(1)	1,493,690
380,000	5.00%, 02/01/2028(1)	395,200
30,000	5.13%, 05/01/2027(1)	31,088

The accompanying notes are an integral part of these financial statements.
182

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Media - 1.5% - (continued)
	Charter Communications Operating LLC / Charter Communications Operating Capital
$ 695,000	2.30%, 02/01/2032	$ 658,498
775,000	4.80%, 03/01/2050	879,936
465,000	5.75%, 04/01/2048	593,770
4,930,000	6.48%, 10/23/2045	6,794,662
1,060,000	6.83%, 10/23/2055	1,571,173
	Comcast Corp.
225,000	2.89%, 11/01/2051(1)	218,582
2,906,000	2.94%, 11/01/2056(1)	2,798,028
1,025,000	2.99%, 11/01/2063(1)	979,000
295,000	3.20%, 07/15/2036	313,700
525,000	3.25%, 11/01/2039	551,278
220,000	3.40%, 07/15/2046	236,741
1,930,000	3.75%, 04/01/2040	2,155,178
	Cox Communications, Inc.
2,150,000	2.60%, 06/15/2031(1)	2,170,436
662,000	3.15%, 08/15/2024(1)	695,558
	CSC Holdings LLC
6,410,000	3.38%, 02/15/2031(1)	5,837,907
320,000	4.13%, 12/01/2030(1)	306,400
200,000	5.38%, 02/01/2028(1)	206,000
575,000	5.50%, 04/15/2027(1)	593,687
	Discovery Communications LLC
948,000	3.80%, 03/13/2024	1,005,354
2,000	3.95%, 06/15/2025	2,162
2,255,000	4.00%, 09/15/2055	2,391,372
954,000	5.30%, 05/15/2049	1,215,082
655,000	6.35%, 06/01/2040	904,212
	DISH DBS Corp.
95,000	5.88%, 07/15/2022	97,375
505,000	5.88%, 11/15/2024	537,825
	Sirius XM Radio, Inc.
5,175,000	3.13%, 09/01/2026(1)	5,181,469
320,000	4.13%, 07/01/2030(1)	317,976
390,000	TEGNA, Inc. 4.63%, 03/15/2028	393,413
2,482,000	Time Warner Cable LLC 4.50%, 09/15/2042	2,709,116
1,910,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	2,809,261
380,000	TK Elevator U.S. Newco, Inc. 5.25%, 07/15/2027(1)	386,764
	ViacomCBS, Inc.
45,000	5.88%, 02/28/2057, (5.87% fixed rate until 02/28/2022; 3 mo. USD LIBOR + 3.895% thereafter)(7)	45,042
50,000	6.25%, 02/28/2057, (6.25% fixed rate until 02/28/2027; 3 mo. USD LIBOR + 3.899% thereafter)(7)	57,163
	Videotron Ltd.
380,000	5.13%, 04/15/2027(1)	392,825
480,000	5.38%, 06/15/2024(1)	515,400
		49,845,978
	Mining - 0.0%
613,000	Anglo American Capital plc 4.88%, 05/14/2025(1)	678,540
250,000	Kaiser Aluminum Corp. 4.63%, 03/01/2028(1)	253,050
		931,590
	Miscellaneous Manufacturing - 0.0%
385,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	482,255
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Office/Business Equipment - 0.3%
	CDW LLC / CDW Finance Corp.
$ 8,841,000	3.25%, 02/15/2029	$ 8,964,774
320,000	4.13%, 05/01/2025	329,200
250,000	4.25%, 04/01/2028	258,750
470,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	475,291
		10,028,015
	Oil & Gas - 1.2%
	Apache Corp.
70,000	4.25%, 01/15/2030(6)	74,375
310,000	4.88%, 11/15/2027	336,350
	BP Capital Markets America, Inc.
1,005,000	2.94%, 06/04/2051	979,612
775,000	3.06%, 06/17/2041	781,292
1,385,000	3.38%, 02/08/2061	1,418,050
2,390,000	3.63%, 04/06/2030	2,645,780
	Continental Resources, Inc.
95,000	4.38%, 01/15/2028	103,669
260,000	5.75%, 01/15/2031(1)	311,350
2,590,000	Ecopetrol S.A. 4.63%, 11/02/2031(8)	2,568,257
	Energean Israel Finance Ltd.
1,185,000	4.50%, 03/30/2024(1)(5)	1,208,700
1,030,000	4.88%, 03/30/2026(1)(5)	1,046,480
1,180,000	5.88%, 03/30/2031(1)(5)	1,194,750
	Equinor ASA
1,650,000	1.75%, 01/22/2026	1,673,098
890,000	3.63%, 04/06/2040	1,001,633
1,230,000	3.70%, 04/06/2050	1,440,537
2,125,000	Exxon Mobil Corp. 4.23%, 03/19/2040	2,537,256
	Hess Corp.
606,000	7.13%, 03/15/2033	816,257
1,925,000	7.30%, 08/15/2031	2,584,324
3,025,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(1)(5)	3,297,250
	Lundin Energy Finance B.V.
970,000	2.00%, 07/15/2026(1)	966,662
3,565,000	3.10%, 07/15/2031(1)	3,594,755
2,270,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	2,508,279
	Occidental Petroleum Corp.
5,000	3.20%, 08/15/2026	5,062
20,000	3.40%, 04/15/2026	20,407
50,000	3.50%, 08/15/2029	50,750
25,000	4.10%, 02/15/2047	24,375
30,000	6.13%, 01/01/2031	35,925
10,000	6.38%, 09/01/2028	11,721
	Ovintiv, Inc.
55,000	6.50%, 08/15/2034	74,268
50,000	6.50%, 02/01/2038	67,804
13,000	7.20%, 11/01/2031	17,425
102,000	7.38%, 11/01/2031	137,823
1,255,000	Qatar Petroleum 3.30%, 07/12/2051(1)	1,278,895
3,760,000	Qatar Petroleum Industry 2.25%, 07/12/2031(1)	3,703,600
849,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(1)	881,517
1,035,000	Shell International Finance B.V. 3.25%, 04/06/2050	1,128,716
505,000	Sunoco L.P. / Sunoco Finance Corp. 4.50%, 04/30/2030(1)	509,454
1,870,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,636,250
		42,672,708
	Oil & Gas Services - 0.0%
1,035,000	Halliburton Co. 4.85%, 11/15/2035	1,228,439

The accompanying notes are an integral part of these financial statements.
183

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Packaging & Containers - 0.3%
$ 430,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	$ 438,613
8,115,000	Ball Corp. 4.00%, 11/15/2023	8,510,606
630,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	623,700
	Owens-Brockway Glass Container, Inc.
110,000	5.38%, 01/15/2025(1)	115,775
700,000	5.88%, 08/15/2023(1)	736,750
		10,425,444
	Pharmaceuticals - 0.9%
	AbbVie, Inc.
440,000	3.20%, 11/21/2029	470,426
180,000	4.25%, 11/21/2049	216,239
1,020,000	4.63%, 10/01/2042	1,235,371
5,055,000	Astrazeneca Finance LLC 1.75%, 05/28/2028	5,038,904
	Bausch Health Cos., Inc.
460,000	5.75%, 08/15/2027(1)	481,613
270,000	7.00%, 01/15/2028(1)	273,411
2,580,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	2,828,883
	Bristol-Myers Squibb Co.
4,265,000	0.75%, 11/13/2025	4,186,342
1,110,000	2.55%, 11/13/2050	1,060,272
5,660,000	Cigna Corp. 1.25%, 03/15/2026(6)	5,596,917
	CVS Health Corp.
1,105,000	4.13%, 04/01/2040	1,265,831
1,215,000	5.13%, 07/20/2045	1,597,063
3,015,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	3,276,959
440,000	Organon & Co. 4.13%, 04/30/2028(1)	446,050
3,875,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	3,652,187
		31,626,468
	Pipelines - 0.8%
55,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	58,722
	DCP Midstream Operating L.P.
100,000	3.88%, 03/15/2023	103,125
200,000	4.95%, 04/01/2022	201,000
70,000	5.60%, 04/01/2044	84,000
985,000	Energy Transfer L.P. 4.00%, 10/01/2027	1,070,151
	Energy Transfer Operating L.P.
145,000	4.95%, 06/15/2028	165,655
880,000	5.15%, 03/15/2045	1,024,588
1,420,000	5.25%, 04/15/2029	1,650,055
165,000	5.30%, 04/01/2044	193,199
2,710,000	6.13%, 12/15/2045	3,471,685
445,000	6.25%, 04/15/2049	590,386
	Enterprise Products Operating LLC
265,000	3.30%, 02/15/2053	265,187
815,000	4.25%, 02/15/2048	931,731
955,000	4.95%, 10/15/2054	1,226,240
	EQM Midstream Partners L.P.
135,000	5.50%, 07/15/2028	148,693
145,000	6.50%, 07/01/2027(1)	161,313
	Galaxy Pipeline Assets Bidco Ltd.
3,335,000	2.16%, 03/31/2034(1)	3,248,388
7,410,000	2.63%, 03/31/2036(1)	7,218,946
1,555,000	2.94%, 09/30/2040(1)	1,527,397
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Pipelines - 0.8% - (continued)
	MPLX L.P.
$ 945,000	1.75%, 03/01/2026	$ 941,447
40,000	4.00%, 02/15/2025	42,966
1,260,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	1,283,279
825,000	Sabine Pass Liquefaction LLC 5.88%, 06/30/2026	957,636
320,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031	345,034
	Venture Global Calcasieu Pass LLC
210,000	3.88%, 08/15/2029(1)	214,032
220,000	4.13%, 08/15/2031(1)	227,689
	Western Midstream Operating L.P.
95,000	4.75%, 08/15/2028	104,519
360,000	5.30%, 02/01/2030	394,650
		27,851,713
	Real Estate Investment Trusts - 0.6%
	American Tower Corp.
1,115,000	1.45%, 09/15/2026	1,098,588
1,125,000	1.50%, 01/31/2028	1,080,589
1,140,000	2.40%, 03/15/2025	1,174,427
	EPR Properties
1,060,000	3.60%, 11/15/2031	1,063,202
560,000	3.75%, 08/15/2029	575,350
2,280,000	4.95%, 04/15/2028	2,497,301
	Equinix, Inc.
1,070,000	2.00%, 05/15/2028	1,058,563
60,000	2.50%, 05/15/2031	60,040
	GLP Capital L.P. / GLP Financing II, Inc.
1,590,000	4.00%, 01/15/2031	1,694,685
2,155,000	5.30%, 01/15/2029	2,465,449
1,605,000	5.75%, 06/01/2028	1,863,678
	SBA Tower Trust
2,245,000	2.84%, 01/15/2050(1)	2,328,746
2,040,000	3.45%, 03/15/2048(1)	2,059,312
	VEREIT Operating Partnership L.P.
160,000	2.20%, 06/15/2028	160,576
190,000	2.85%, 12/15/2032	197,088
570,000	3.40%, 01/15/2028	614,048
	VICI Properties L.P. / VICI Note Co., Inc.
150,000	3.75%, 02/15/2027(1)	154,125
145,000	4.25%, 12/01/2026(1)	150,574
		20,296,341
	Retail - 0.4%
995,000	1011778 BC ULC / New Red Finance, Inc. 3.88%, 01/15/2028(1)	992,592
715,000	AutoZone, Inc. 3.63%, 04/15/2025	768,146
4,533,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	4,674,656
	Gap, Inc.
610,000	3.63%, 10/01/2029(1)	597,800
625,000	3.88%, 10/01/2031(1)	612,500
2,425,000	Home Depot, Inc. 3.30%, 04/15/2040	2,631,624
390,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	403,650
330,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	348,891
	McDonald's Corp.
1,495,000	3.35%, 04/01/2023	1,551,337

The accompanying notes are an integral part of these financial statements.
184

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Retail - 0.4% - (continued)
$ 1,890,000	3.63%, 09/01/2049	$ 2,109,472
295,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	305,694
		14,996,362
	Semiconductors - 1.0%
2,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.14%, 11/15/2035(1)	1,971
	Broadcom, Inc.
135,000	2.60%, 02/15/2033(1)	130,289
4,890,000	3.19%, 11/15/2036(1)	4,813,381
3,045,000	3.42%, 04/15/2033(1)	3,143,453
1,183,000	3.47%, 04/15/2034(1)	1,221,805
385,000	4.30%, 11/15/2032	428,949
	Entegris, Inc.
205,000	3.63%, 05/01/2029(1)	206,538
540,000	4.38%, 04/15/2028(1)	559,575
	Intel Corp.
2,735,000	3.05%, 08/12/2051	2,783,093
1,095,000	3.10%, 02/15/2060	1,104,752
	Marvell Technology, Inc.
3,065,000	2.45%, 04/15/2028	3,078,210
2,350,000	2.95%, 04/15/2031	2,399,250
	Microchip Technology, Inc.
3,640,000	2.67%, 09/01/2023	3,751,810
110,000	4.25%, 09/01/2025	114,416
2,500,000	NVIDIA Corp. 3.50%, 04/01/2040	2,792,350
	NXP B.V. / NXP Funding LLC
900,000	4.63%, 06/01/2023(1)	952,438
3,892,000	4.88%, 03/01/2024(1)	4,207,275
1,131,000	5.35%, 03/01/2026(1)	1,295,654
1,205,000	5.55%, 12/01/2028(1)	1,458,428
40,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.15%, 05/01/2027(1)	42,245
245,000	Qorvo, Inc. 3.38%, 04/01/2031(1)	253,279
300,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	328,626
		35,067,787
	Software - 1.2%
9,975,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	9,925,125
2,180,839	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	2,217,407
	CDK Global, Inc.
150,000	4.88%, 06/01/2027	156,143
5,532,000	5.25%, 05/15/2029(1)	5,933,070
369,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	372,690
1,155,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	1,197,238
	Microsoft Corp.
179,000	2.68%, 06/01/2060	177,826
525,000	2.92%, 03/17/2052	555,346
1,221,000	3.04%, 03/17/2062	1,311,979
	MSCI, Inc.
45,000	3.63%, 09/01/2030(1)	46,125
747,000	3.88%, 02/15/2031(1)	770,603
165,000	4.00%, 11/15/2029(1)	172,631
	Open Text Corp.
440,000	3.88%, 02/15/2028(1)	443,300
255,000	5.88%, 06/01/2026(1)	263,287
	Oracle Corp.
2,345,000	2.88%, 03/25/2031	2,402,972
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Software - 1.2% - (continued)
$ 85,000	3.60%, 04/01/2040	$ 88,457
4,945,000	3.85%, 04/01/2060	5,158,251
1,330,000	3.95%, 03/25/2051	1,440,400
890,000	4.00%, 11/15/2047	961,560
1,415,000	4.10%, 03/25/2061	1,549,113
4,480,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	4,715,200
		39,858,723
	Telecommunications - 2.0%
6,870,000	Apple, Inc. 1.40%, 08/05/2028	6,700,679
	AT&T, Inc.
4,190,000	3.50%, 02/01/2061	4,079,387
3,141,000	3.55%, 09/15/2055	3,182,119
4,155,000	3.65%, 06/01/2051	4,325,072
177,000	3.65%, 09/15/2059	179,533
1,529,000	3.80%, 12/01/2057	1,606,092
1,465,000	4.50%, 05/15/2035	1,692,813
	Nokia Oyj
4,300,000	4.38%, 06/12/2027	4,622,500
455,000	6.63%, 05/15/2039	611,975
3,955,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	3,896,269
325,000	Sprint Corp. 7.13%, 06/15/2024	367,250
	Telecom Italia Capital S.A.
145,000	6.00%, 09/30/2034	161,312
215,000	7.72%, 06/04/2038	274,125
3,065,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	3,179,937
	T-Mobile USA, Inc.
3,130,000	2.05%, 02/15/2028	3,105,264
90,000	3.38%, 04/15/2029(1)	92,475
4,605,000	3.50%, 04/15/2025	4,911,940
90,000	3.50%, 04/15/2031(1)	93,150
2,865,000	3.88%, 04/15/2030	3,134,156
1,330,000	4.50%, 04/15/2050	1,570,270
2,710,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	2,715,203
	Verizon Communications, Inc.
1,640,000	2.65%, 11/20/2040	1,548,167
1,130,000	2.85%, 09/03/2041	1,101,289
877,000	2.99%, 10/30/2056	831,512
4,100,000	3.40%, 03/22/2041	4,294,411
3,410,000	3.55%, 03/22/2051	3,670,951
1,971,000	4.27%, 01/15/2036	2,305,609
465,000	4.40%, 11/01/2034	542,455
350,000	4.50%, 08/10/2033	413,470
860,000	4.81%, 03/15/2039	1,061,844
610,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	593,902
1,510,000	Vodafone Group plc 6.15%, 02/27/2037	2,068,358
		68,933,489
	Transportation - 0.2%
	Union Pacific Corp.
3,810,000	2.38%, 05/20/2031	3,891,499
1,130,000	2.97%, 09/16/2062	1,134,329
		5,025,828
	Trucking & Leasing - 0.3%
5,510,000	DAE Funding LLC 1.55%, 08/01/2024(1)	5,435,615

The accompanying notes are an integral part of these financial statements.
185

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.1% - (continued)
	Trucking & Leasing - 0.3% - (continued)
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
$ 2,445,000	2.70%, 11/01/2024(1)	$ 2,541,278
2,650,000	4.00%, 07/15/2025(1)	2,872,989
		10,849,882
	Water - 0.0%
750,000	American Water Capital Corp. 4.15%, 06/01/2049	905,165
	Total Corporate Bonds (cost $905,312,237)	$ 933,478,558
FOREIGN GOVERNMENT OBLIGATIONS - 6.9%
	Angola - 0.1%
	Angolan Government International Bond
2,215,000	8.00%, 11/26/2029(5)	$ 2,193,116
1,250,000	8.25%, 05/09/2028(5)	1,256,550
		3,449,666
	Argentina - 0.0%
	Argentine Republic Government International Bond
65,273	1.00%, 07/09/2029	23,825
1,914,641	1.13%, 07/09/2035(2)	593,558
		617,383
	Benin - 0.1%
EUR 3,830,000	Benin Government International Bond 4.95%, 01/22/2035(1)	4,206,548
	Bermuda - 0.0%
$ 980,000	Bermuda Government International Bond 2.38%, 08/20/2030(1)	970,200
	Brazil - 0.7%
BRL 68,742,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	10,810,901
$ 13,985,000	Brazilian Government International Bond 3.88%, 06/12/2030	13,123,664
		23,934,565
	Chile - 0.4%
	Chile Government International Bond
EUR 6,885,000	1.25%, 01/22/2051	6,969,271
$ 1,070,000	2.55%, 07/27/2033	1,034,893
2,915,000	3.10%, 05/07/2041	2,842,358
760,000	3.25%, 09/21/2071	700,272
525,000	3.50%, 01/25/2050	533,788
		12,080,582
	Colombia - 0.5%
	Colombia Government International Bond
9,535,000	3.88%, 04/25/2027	9,903,051
3,900,000	5.00%, 06/15/2045	3,839,940
570,000	5.20%, 05/15/2049	573,483
1,710,000	5.63%, 02/26/2044	1,802,408
		16,118,882
	Croatia - 0.2%
EUR 6,630,000	Croatia Government International Bond 1.50%, 06/17/2031(5)	7,957,269
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.9% - (continued)
	Dominican Republic - 0.2%
$ 7,375,000	Dominican Republic International Bond 6.40%, 06/05/2049(1)	$ 7,843,386
	Egypt - 0.1%
	Egypt Government International Bond
700,000	7.30%, 09/30/2033(1)	657,020
1,400,000	7.63%, 05/29/2032(1)	1,353,590
725,000	8.50%, 01/31/2047(5)	669,871
660,000	8.88%, 05/29/2050(1)	621,634
		3,302,115
	Ghana - 0.1%
1,517,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	1,356,653
	Hungary - 0.3%
EUR 8,135,000	Hungary Government International Bond 1.63%, 04/28/2032(5)	9,770,987
	Indonesia - 0.3%
	Indonesia Government International Bond
7,745,000	1.10%, 03/12/2033	8,582,162
290,000	2.15%, 07/18/2024(5)	350,521
565,000	2.63%, 06/14/2023(5)	677,959
		9,610,642
	Ivory Coast - 0.1%
2,850,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(5)	3,215,918
	Jordan - 0.1%
$ 2,655,000	Jordan Government International Bond 5.85%, 07/07/2030(5)	2,738,898
	Macedonia - 0.2%
	North Macedonia Government International Bond
EUR 2,645,000	2.75%, 01/18/2025(5)	3,182,371
3,615,000	3.68%, 06/03/2026(1)	4,531,968
		7,714,339
	Mexico - 1.2%
MXN 446,667,200	Mexican Bonos 7.75%, 05/29/2031	22,032,877
	Mexico Government International Bond
EUR 1,148,000	1.13%, 01/17/2030	1,282,365
8,990,000	1.45%, 10/25/2033	9,621,320
$ 2,075,000	3.77%, 05/24/2061	1,915,246
2,130,000	4.28%, 08/14/2041	2,213,518
3,995,000	4.75%, 04/27/2032	4,480,592
		41,545,918
	Morocco - 0.1%
EUR 3,940,000	Morocco Government International Bond 2.00%, 09/30/2030(5)	4,396,831
	Oman - 0.2%
$ 5,395,000	Oman Government International Bond 6.75%, 01/17/2048(1)	5,448,734
	Panama - 0.3%
	Panama Government International Bond
7,400,000	3.87%, 07/23/2060	7,369,438

The accompanying notes are an integral part of these financial statements.
186

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.9% - (continued)
	Panama - 0.3% - (continued)
$ 1,220,000	4.30%, 04/29/2053	$ 1,306,657
735,000	4.50%, 04/16/2050	810,756
		9,486,851
	Philippines - 0.3%
	Philippine Government International Bond
EUR 7,030,000	1.20%, 04/28/2033	8,045,413
1,465,000	1.75%, 04/28/2041	1,651,750
		9,697,163
	Romania - 0.4%
	Romanian Government International Bond
5,115,000	2.63%, 12/02/2040(1)	5,410,339
2,175,000	2.75%, 04/14/2041(5)	2,310,335
2,180,000	3.38%, 02/08/2038(5)	2,563,062
3,473,000	4.63%, 04/03/2049(5)	4,639,328
		14,923,064
	Russia - 0.3%
RUB 922,120,000	Russian Federal Bond - OFZ 5.90%, 03/12/2031	11,184,188
	Saudi Arabia - 0.4%
	Saudi Government International Bond
EUR 5,060,000	2.00%, 07/09/2039(5)	6,112,580
$ 7,149,000	2.25%, 02/02/2033(1)	6,897,527
		13,010,107
	Senegal - 0.1%
	Senegal Government International Bond
EUR 1,615,000	4.75%, 03/13/2028(5)	1,900,059
$ 2,000,000	6.25%, 05/23/2033(5)	2,061,576
		3,961,635
	Serbia - 0.1%
EUR 4,275,000	Serbia International Bond 1.65%, 03/03/2033(1)	4,639,208
	United Arab Emirates - 0.1%
$ 3,500,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(1)	3,438,890
	Total Foreign Government Obligations (cost $251,610,741)	$ 236,620,622
MUNICIPAL BONDS - 1.7%
	Development - 0.2%
6,810,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 7,567,418
	Education - 0.0%
	Chicago, IL, Board of Education, GO
380,000	6.04%, 12/01/2029	429,371
1,145,000	6.14%, 12/01/2039	1,378,466
		1,807,837
	General - 0.8%
965,000	Chicago, IL, Transit Auth 3.91%, 12/01/2040	1,088,205
	County of Riverside, CA
5,885,000	2.86%, 02/15/2026	6,214,111
5,895,000	3.07%, 02/15/2028	6,305,919
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.7% - (continued)
	General - 0.8% - (continued)
$ 5,345,000	Philadelphia, PA, Auth Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	$ 6,789,561
5,580,000	State Board of Administration Finance Corp. 1.26%, 07/01/2025	5,580,816
		25,978,612
	General Obligation - 0.1%
	State of Illinois, GO
1,801,163	4.95%, 06/01/2023	1,891,796
210,000	5.00%, 01/01/2023	218,265
840,000	6.88%, 07/01/2025	935,110
		3,045,171
	School District - 0.1%
4,470,000	Chicago, IL, Board of Education, GO 6.32%, 11/01/2029	5,237,160
	Transportation - 0.4%
	Metropolitan Transportation Auth, NY, Rev
2,540,000	5.00%, 11/15/2050	3,018,369
7,005,000	5.18%, 11/15/2049	9,551,046
		12,569,415
	Utility - Electric - 0.1%
1,316,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	2,023,770
	Total Municipal Bonds (cost $52,360,803)	$ 58,229,383
SENIOR FLOATING RATE INTERESTS - 4.4%(9)
	Advertising - 0.0%
294,000	Clear Channel Outdoor Holdings, Inc. 3.63%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$ 289,090
466,723	Terrier Media Buyer, Inc. 3.59%, 12/17/2026, 1 mo. USD LIBOR + 3.500%	464,740
		753,830
	Aerospace/Defense - 0.0%
99,250	Spirit Aerosystems, Inc. 6.00%, 01/15/2025, 1 mo. USD LIBOR + 5.250%	99,498
704,178	TransDigm, Inc. 2.34%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	695,447
		794,945
	Airlines - 0.1%
355,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	369,533
215,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	217,105
383,175	Kestrel Bidco, Inc. 4.00%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	376,711
180,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	191,588
395,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	420,454
363,175	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	368,038
		1,943,429

The accompanying notes are an integral part of these financial statements.
187

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Apparel - 0.0%
$ 349,125	Birkenstock GmbH & Co. KG 4.25%, 04/27/2028, 1 mo. USD LIBOR + 3.750%	$ 348,909
	Auto Parts & Equipment - 0.1%
324,188	Adient U.S. LLC 3.59%, 04/08/2028, 1 mo. USD LIBOR + 3.500%	324,129
	Clarios Global L.P.
EUR 713,887	3.25%, 04/30/2026, 3 mo. EURIBOR + 3.250%	817,001
$ 437,928	3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	435,007
	First Brands Group LLC
100,135	6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	100,886
245,000	9.50%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	246,838
		1,923,861
	Chemicals - 0.2%
4,812,636	Axalta Coating Systems U.S. Holdings, Inc. 1.88%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	4,800,604
875,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	872,594
104,475	NIC Acquisition Corp. 4.50%, 12/29/2027, 1 mo. USD LIBOR + 3.750%	104,246
	Starfruit Finco B.V
179,314	2.84%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	177,858
EUR 94,413	3.00%, 10/01/2025, 3 mo. EURIBOR + 3.000%	107,657
$ 327,007	Tronox Finance LLC 2.37%, 03/13/2028, 1 mo. USD LIBOR + 2.250%	324,351
		6,387,310
	Commercial Services - 0.5%
497,500	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	495,634
374,053	Allied Universal Holdco LLC 4.25%, 05/12/2028, 1 mo. USD LIBOR + 3.750%	373,821
470,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	468,162
615,912	AVSC Holding Corp. 4.25%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	555,627
	Belron Finance U.S. LLC
378,940	2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	376,810
154,225	3.25%, 04/13/2028, 1 mo. USD LIBOR + 2.750%	154,129
EUR 315,000	Boels Topholding B.V. 3.25%, 02/06/2027, 3 mo. EURIBOR + 3.250%	362,396
100,000	Boluda Corporacion Maritima S.L 3.50%, 07/30/2026, 3 mo. EURIBOR + 3.500%	115,245
$ 223,291	Ensemble RCM LLC 3.88%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	223,490
650,000	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%	633,210
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Commercial Services - 0.5% - (continued)
$ 525,000	Parexel International Corp. 0.00%, 08/11/2028, 1 mo. USD LIBOR + 3.500%(10)	$ 525,362
EUR 105,975	Techem Verwaltungsgesellschaft 675 mbH 2.38%, 07/15/2025, 3 mo. EURIBOR + 2.375%	120,312
$ 5,085,891	Trans Union LLC 1.84%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	5,050,951
	Verisure Holding AB
EUR 430,000	3.25%, 07/20/2026, 3 mo. EURIBOR + 3.250%	493,198
735,000	3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%	842,404
$ 5,432,700	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	5,401,462
284,287	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	280,734
		16,472,947
	Construction Materials - 0.3%
493,762	ACProducts, Inc. 4.75%, 05/17/2028, 1 mo. USD LIBOR + 4.250%	492,222
355,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(10)	354,261
784,455	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	782,886
248,750	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%	247,118
5,597,865	Ingersoll-Rand Services Co. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	5,515,633
768,793	Quikrete Holdings, Inc. 2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%	760,782
600,000	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%(10)	599,142
144,275	Watlow Electric Manufacturing Co. 4.50%, 03/02/2028, 1 mo. USD LIBOR + 4.000%	144,395
		8,896,439
	Distribution/Wholesale - 0.2%
6,257,550	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	6,193,160
	Diversified Financial Services - 0.2%
259,951	Aretec Group, Inc. 4.34%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	259,301
774,954	Blackhawk Network Holdings, Inc. 3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	768,173
1,071,685	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	1,073,700

The accompanying notes are an integral part of these financial statements.
188

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Diversified Financial Services - 0.2% - (continued)
$ 3,635,888	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	$ 3,624,216
136,500	Minotaur Acquisition, Inc. 4.84%, 03/27/2026, 3 mo. USD LIBOR + 4.750%	135,755
		5,861,145
	Electrical Components & Equipment - 0.0%
130,000	Anticimex International AB 0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(10)	129,837
	Electronics - 0.0%
408,975	Ingram Micro, Inc. 4.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%	409,793
EUR 100,000	Zephyr German BidCo GmbH 3.75%, 03/10/2028, 3 mo. EURIBOR + 3.750%	115,322
		525,115
	Engineering & Construction - 0.0%
$ 314,213	Artera Services LLC 4.50%, 03/06/2025, 1 mo. USD LIBOR + 3.500%	312,773
496,643	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	492,009
641,548	Brown Group Holding LLC 3.25%, 06/07/2028, 1 mo. USD LIBOR + 2.750%	639,547
205,000	KKR Apple Bidco LLC 3.50%, 09/22/2028, 1 mo. USD LIBOR + 3.000%	204,488
		1,648,817
	Entertainment - 0.1%
EUR 300,000	Banijay Entertainment S.A.S 3.75%, 03/01/2025, 3 mo. EURIBOR + 3.750%	346,727
	Crown Finance U.S., Inc.
31,130	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	29,629
$ 181,873	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	149,681
9,451	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	10,137
663,717	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	661,022
624,375	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	623,076
262,838	Penn National Gaming, Inc. 3.00%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	262,292
583,404	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	580,685
536,641	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	533,287
489,184	William Morris Endeavor Entertainment LLC 2.84%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	478,926
		3,675,462
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Food - 0.1%
$ 286,713	B&G Foods, Inc. 2.59%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	$ 287,309
	Froneri International Ltd.
177,750	2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	175,107
EUR 200,000	2.63%, 01/29/2027, 3 mo. EURIBOR + 2.625%	225,420
$ 531,754	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	530,484
	U.S. Foods, Inc.
341,699	1.84%, 06/27/2023, 1 mo. USD LIBOR + 1.750%	339,368
382,200	2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	375,034
		1,932,722
	Food Service - 0.0%
	Aramark Services, Inc.
207,256	1.84%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	202,075
279,750	1.84%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	272,583
		474,658
	Gas - 0.0%
762,450	UGI Energy Services LLC 3.84%, 08/13/2026, 1 mo. USD LIBOR + 3.750%	764,836
	Hand/Machine Tools - 0.0%
284,718	Alliance Laundry Systems LLC 4.25%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	285,225
	Healthcare - Products - 0.1%
	Avantor Funding, Inc.
771,125	2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	770,485
EUR 249,375	2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%	287,476
$ 208,513	Coty, Inc. 2.34%, 04/07/2025, 3 mo. USD LIBOR + 2.250%	205,125
209,475	Insulet Corp. 3.75%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	209,672
675,000	Medline Industries, Inc. 0.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%(10)	675,668
714,161	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	715,325
		2,863,751
	Healthcare - Services - 0.3%
	ADMI Corp.
407,950	3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%(10)	404,764
245,000	4.00%, 12/23/2027, 1 mo. USD LIBOR + 3.500%	244,738
EUR 780,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%	896,171
220,000	Elsan SAS 3.50%, 06/16/2028, 3 mo. EURIBOR + 3.500%(10)	253,659

The accompanying notes are an integral part of these financial statements.
189

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Healthcare - Services - 0.3% - (continued)
$ 267,437	Envision Healthcare Corp. 3.84%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	$ 220,748
99,496	eResearchTechnology, Inc. 5.50%, 02/04/2027, 1 mo. USD LIBOR + 4.500%	99,897
	EyeCare Partners LLC
270,000	0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.750%(10)	269,325
271,278	3.88%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	269,346
155,716	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	155,699
	IQVIA, Inc.
4,615,107	1.84%, 03/07/2024, 1 mo. USD LIBOR + 1.750%	4,607,031
EUR 304,504	2.00%, 06/11/2025, 1 mo. EURIBOR + 2.000%	349,148
185,000	LGC Group Holdings Ltd. 3.00%, 04/21/2027, 3 mo. EURIBOR + 3.000%	209,129
$ 280,979	MED ParentCo L.P. 4.34%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	280,119
278,600	PPD, Inc. 2.50%, 01/13/2028, 1 mo. USD LIBOR + 2.000%	277,948
517,400	Surgery Center Holdings, Inc. 4.50%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	518,336
		9,056,058
	Home Furnishings - 0.0%
224,516	Weber-Stephen Products LLC 4.00%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	224,890
	Insurance - 0.1%
612,077	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	603,508
	Asurion LLC
285,740	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%	284,966
736,192	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	728,484
265,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	263,911
370,000	5.34%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	368,227
	Hub International Ltd.
469,967	2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	464,520
132,647	4.00%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	132,481
	Sedgwick Claims Management Services, Inc.
345,238	3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	341,571
552,287	3.84%, 09/03/2026, 1 mo. USD LIBOR + 3.750%	550,769
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Insurance - 0.1% - (continued)
$ 49,000	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	$ 49,079
412,313	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	408,998
		4,196,514
	Internet - 0.2%
EUR 220,000	Adevinta ASA 3.25%, 06/26/2028, 3 mo. EURIBOR + 3.250%	254,198
$ 438,900	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	431,035
	Go Daddy Operating Co. LLC
5,278,082	1.84%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	5,237,177
577,687	2.09%, 08/10/2027, 1 mo. USD LIBOR + 2.000%	573,517
250,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	248,862
154,800	Rodan & Fields LLC 4.09%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	108,581
225,000	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	222,412
		7,075,782
	IT Services - 0.2%
383,075	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	383,493
5,278,100	Science Applications International Corp. 1.96%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	5,274,827
750,471	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%	752,032
		6,410,352
	Leisure Time - 0.0%
	Carnival Corp.
222,187	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	221,772
355,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%	354,556
309,225	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%	308,195
279,300	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	279,300
131,549	SRAM LLC 3.25%, 05/12/2028, 1 mo. USD LIBOR + 2.750%	131,220
		1,295,043
	Lodging - 0.0%
577,416	Boyd Gaming Corp. 2.32%, 09/15/2023, 3 mo. USD LIBOR + 2.250%	576,359
	Caesars Resort Collection LLC
531,656	2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	528,945
554,400	3.59%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	554,722
		1,660,026

The accompanying notes are an integral part of these financial statements.
190

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Machinery - Construction & Mining - 0.0%
$ 511,162	Brookfield WEC Holdings, Inc. 3.25%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	$ 507,328
	Machinery-Diversified - 0.1%
4,108,926	Altra Industrial Motion Corp. 2.09%, 10/01/2025, 3 mo. USD LIBOR + 2.000%	4,078,109
290,984	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%	290,530
569,271	Vertical U.S. Newco, Inc. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.500%	569,983
400,000	Welbilt, Inc. 2.59%, 10/23/2025, 3 mo. USD LIBOR + 2.500%	398,168
		5,336,790
	Media - 0.2%
306,900	Banijay Entertainment S.A.S 3.83%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	305,749
568,575	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	563,776
894,863	Charter Communications Operating LLC 1.84%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	888,295
566,595	CSC Holdings LLC 2.59%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	554,555
	E.W. Scripps Co.
320,101	3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	318,900
160,488	3.75%, 01/07/2028, 1 mo. USD LIBOR + 3.000%	160,563
573,687	Gray Television, Inc. 2.58%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	569,603
3,490	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%	3,482
306,250	Sinclair Television Group, Inc. 2.59%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	300,986
595,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	586,373
795,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%	791,192
	Virgin Media Bristol LLC
EUR 400,000	3.25%, 01/31/2029, 3 mo. EURIBOR + 3.250%	461,485
$ 290,000	3.34%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	289,759
		5,794,718
	Miscellaneous Manufacturing - 0.0%
EUR 595,285	CeramTec AcquiCo GmbH 2.50%, 03/07/2025, 3 mo. EURIBOR + 2.500%	683,738
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Miscellaneous Manufacturing - 0.0% - (continued)
$ 121,250	LTI Holdings, Inc. 3.59%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	$ 119,627
492,443	Momentive Performance Materials USA LLC 3.34%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	491,419
		1,294,784
	Oil & Gas Services - 0.0%
319,253	PES Holdings LLC 0.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(10)(11)	3,193
	Packaging & Containers - 0.1%
560,000	Berlin Packaging LLC 4.25%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	560,101
	Flex Acquisition Co., Inc.
96,668	3.13%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	95,871
929,972	4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%	927,126
135,000	Pretium PKG Holdings, Inc. 4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%	135,321
372,689	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	372,690
	TricorBraun Holdings, Inc.
313,518	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	311,345
70,636	3.75%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(12)	70,147
		2,472,601
	Pharmaceuticals - 0.3%
180,205	Bausch Health Cos., Inc. 3.09%, 06/02/2025, 3 mo. USD LIBOR + 3.000%	179,744
588,897	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	588,226
6,065,040	Elanco Animal Health, Inc. 1.83%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	6,010,880
532,250	Endo Luxembourg Finance Co. S.a r.l. 5.75%, 03/27/2028, 1 mo. USD LIBOR + 5.000%	518,204
511,759	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	512,629
225,000	HCRX Investments Holdco L.P. 0.00%, 07/14/2028, 1 mo. USD LIBOR + 2.250%(10)	223,650
338,300	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%	337,393
38,797	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%	38,793
483,788	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	484,392

The accompanying notes are an integral part of these financial statements.
191

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Pharmaceuticals - 0.3% - (continued)
$ 513,712	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	$ 514,678
295,629	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	294,026
		9,702,615
	Pipelines - 0.0%
205,848	BCP Raptor LLC 5.25%, 06/24/2024, 3 mo. USD LIBOR + 4.250%	205,962
223,480	BCP Renaissance Parent LLC 4.50%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	222,642
396,250	Medallion Midland Acquisition LLC 4.50%, 10/18/2028, 3 mo. USD LIBOR + 3.750%	395,877
341,347	NorthRiver Midstream Finance L.P. 3.38%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	340,537
		1,165,018
	Real Estate - 0.0%
EUR 170,000	Blitz GmbH 3.50%, 04/28/2028, 3 mo. EURIBOR + 3.500%	195,247
	Retail - 0.5%
$ 8,329,828	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	8,161,731
500,399	Beacon Roofing Supply, Inc. 2.34%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	496,761
	EG Group Ltd.
299,007	4.75%, 03/31/2026, 1 mo. USD LIBOR + 4.250%	298,559
EUR 185,000	7.00%, 04/10/2027, 3 mo. EURIBOR + 7.000%	213,860
$ 214,463	Foundation Building Materials Holding Co. LLC 3.75%, 02/03/2028, 1 mo. USD LIBOR + 3.250%	212,631
848,587	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%	850,531
630,330	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	627,897
297,750	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	297,538
2,605,889	KFC Holding Co. 1.84%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	2,602,084
	LBM Acquisition LLC
128,333	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(10)	126,515
256,023	3.88%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	252,395
299,489	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	295,245
426,775	Les Schwab Tire Centers 4.00%, 11/02/2027, 1 mo. USD LIBOR + 3.250%	425,977
478,800	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	477,905
264,338	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	264,433
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Retail - 0.5% - (continued)
$ 708,225	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	$ 708,027
351,379	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	337,359
292,050	White Cap Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%	292,614
		16,942,062
	Semiconductors - 0.0%
490,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(10)	489,387
	Software - 0.4%
206,400	Ascend Learning LLC 4.00%, 07/12/2024, 3 mo. USD LIBOR + 3.000%	206,142
EUR 310,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	357,977
$ 647,631	DCert Buyer, Inc. 4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	647,703
1,880,910	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	1,872,521
253,114	Epicor Software Corp. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	252,777
441,858	Finastra USA, Inc. 4.50%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	439,317
478,033	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	478,181
545,000	Mitchell International, Inc. 4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	539,823
198,743	Navicure, Inc. 4.09%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	198,868
460,000	Polaris Newco LLC 4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	460,883
392,739	Quest Software U.S. Holdings, Inc. 4.38%, 05/16/2025, 3 mo. USD LIBOR + 4.250%	391,970
640,000	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%	638,464
1,343,444	SS&C European Holdings S.a.r.l. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	1,328,612
3,924,703	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	3,884,695
	Ultimate Software Group, Inc.
324,385	3.84%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	324,735
247,505	4.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%	247,784
1,082,818	Zelis Healthcare Corporation 3.58%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	1,077,653
		13,348,105
	Telecommunications - 0.1%
520,229	Altice France S.A. 3.81%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	514,246
162,112	CenturyLink, Inc. 2.34%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	159,952
233,825	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	233,357

The accompanying notes are an integral part of these financial statements.
192

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.4%(9) - (continued)
	Telecommunications - 0.1% - (continued)
$ 195,650	Level 3 Financing, Inc. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	$ 192,995
	Lorca Finco plc
EUR 460,000	0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(10)	527,921
425,000	4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%	490,966
$ 155,200	Zacapa LLC 4.63%, 07/02/2025, 3 mo. USD LIBOR + 4.500%	155,394
	Zayo Group Holdings, Inc.
765,053	3.09%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	752,559
EUR 98,500	3.25%, 03/09/2027, 3 mo. EURIBOR + 3.250%	111,376
		3,138,766
	Transportation - 0.0%
$ 520,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	516,168
139,300	PODS LLC 3.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	139,039
523,688	Savage Enterprises LLC 3.75%, 09/15/2028, 1 mo. USD LIBOR + 3.250%	524,562
		1,179,769
	Total Senior Floating Rate Interests (cost $154,092,562)	$ 153,365,446
U.S. GOVERNMENT AGENCIES - 38.5%
	Mortgage-Backed Agencies - 38.5%
	FHLMC - 2.7%
53,098	0.01%, 11/15/2036(13)	$ 48,387
7,129,418	0.29%, 01/25/2027(3)(4)	95,585
10,113,282	0.48%, 01/25/2034(3)(4)	482,545
21,443,860	0.60%, 03/25/2027(3)(4)	627,657
5,779,151	0.64%, 10/25/2026(3)(4)	157,261
24,129,360	0.72%, 12/25/2030(3)(4)	1,402,905
12,245,732	0.75%, 06/25/2027(3)(4)	457,469
5,757,920	0.88%, 11/25/2030(3)(4)	395,125
10,477,645	1.03%, 10/25/2030(3)(4)	817,703
17,063,220	1.12%, 06/25/2030(3)(4)	1,444,026
11,846,687	1.13%, 01/25/2030(3)(4)	953,548
12,405,868	1.43%, 05/25/2030(3)(4)	1,331,793
7,760,675	1.57%, 05/25/2030(3)(4)	903,318
881,101	1.75%, 10/15/2042	887,952
1,634,767	1.94%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(2)	1,641,668
3,679,461	2.00%, 03/01/2051	3,680,905
766,905	2.39%, 09/25/2030, 1 mo. USD LIBOR + 2.300%(2)	773,329
3,967,081	2.44%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(1)(2)	3,996,997
433,190	2.50%, 12/15/2026(4)	12,127
572,704	2.50%, 03/15/2028(4)	29,836
438,632	2.50%, 05/15/2028(4)	24,935
629,813	2.54%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(2)	639,264
1,119,557	2.75%, 12/15/2041	1,159,980
781,941	3.00%, 03/15/2028(4)	48,153
563,430	3.00%, 08/01/2029	597,398
475,058	3.00%, 05/15/2032(4)	20,641
5,278,741	3.00%, 10/01/2032	5,560,380
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.5% - (continued)
	Mortgage-Backed Agencies - 38.5% - (continued)
	FHLMC - 2.7% - (continued)
$ 418,539	3.00%, 03/15/2033(4)	$ 37,876
2,201,004	3.00%, 04/01/2033	2,317,467
2,032,808	3.00%, 11/01/2036	2,143,946
1,976,030	3.00%, 01/01/2037	2,084,590
302,000	3.00%, 04/15/2042	317,405
4,050,000	3.00%, 08/15/2043	4,223,274
4,625,155	3.00%, 11/01/2046	4,907,161
9,867,755	3.00%, 12/01/2046	10,444,590
995,000	3.12%, 10/25/2031(3)	1,110,250
529,167	3.25%, 11/15/2041	564,553
208,067	3.50%, 06/15/2026(4)	2,738
195,508	3.50%, 09/15/2026(4)	10,593
277,664	3.50%, 03/15/2027(4)	14,430
6,365,620	3.50%, 01/15/2033(4)	699,013
1,014,630	3.50%, 08/01/2034	1,085,827
1,313,618	3.50%, 03/15/2041(4)	73,409
2,271,089	3.50%, 01/15/2043(4)	341,517
346,392	3.50%, 06/01/2046	371,130
1,850,584	3.50%, 10/01/2047	1,964,738
845,914	3.50%, 12/01/2047	908,315
2,129,836	3.50%, 01/01/2048	2,260,771
1,659,954	3.50%, 03/01/2048	1,797,745
167,584	3.50%, 04/01/2048	178,235
809,581	3.50%, 05/01/2048	857,993
1,524,255	3.50%, 12/01/2048	1,615,189
3,883,284	3.50%, 07/01/2051	4,116,587
785,289	4.00%, 08/01/2025	830,938
200,502	4.00%, 08/15/2026(4)	9,226
825,288	4.00%, 07/15/2027(4)	39,735
1,146,122	4.00%, 03/15/2028(4)	62,243
287,539	4.00%, 06/15/2028(4)	17,265
747,923	4.00%, 07/15/2030(4)	64,625
2,340,447	4.00%, 05/25/2040(4)	320,815
989,678	4.00%, 05/01/2042	1,089,959
301,082	4.00%, 08/01/2042	330,172
501,982	4.00%, 09/01/2042	553,936
166,787	4.00%, 07/01/2044	182,265
437,126	4.00%, 02/01/2046	477,003
1,196,797	4.00%, 11/01/2047	1,290,847
171,355	4.00%, 09/01/2048	184,091
243,327	4.50%, 02/01/2039	270,905
1,842,774	4.50%, 05/01/2042	2,051,234
480,754	4.50%, 07/01/2042	536,877
288,508	4.50%, 09/01/2044	317,285
1,048,896	4.75%, 07/15/2039	1,169,640
28,487	5.00%, 03/01/2024	31,282
75,996	5.00%, 02/01/2028	83,602
64,282	5.00%, 04/01/2028	70,720
69,251	5.00%, 10/01/2028	76,250
186,927	5.00%, 09/01/2029	207,516
293,712	5.00%, 01/01/2030	326,087
170,853	5.00%, 09/01/2031	187,783
147,870	5.00%, 11/01/2031	162,586
32,777	5.00%, 09/01/2033	37,261
603,301	5.00%, 09/15/2033(4)	96,999
5,248	5.00%, 07/01/2035	5,995
89,981	5.00%, 04/01/2038	103,022
214,013	5.00%, 05/01/2039	244,336
275,384	5.00%, 08/01/2039	314,809
158,959	5.00%, 09/01/2039	180,362
246,076	5.00%, 01/01/2040	281,818
87,631	5.00%, 08/01/2040	100,358
4,315	5.00%, 02/01/2041	4,901

The accompanying notes are an integral part of these financial statements.
193

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.5% - (continued)
	Mortgage-Backed Agencies - 38.5% - (continued)
	FHLMC - 2.7% - (continued)
$ 121,983	5.00%, 07/01/2041	$ 139,521
187,892	5.00%, 04/01/2044	214,913
4,890,096	5.00%, 03/15/2045(4)	1,018,831
622,085	5.00%, 03/01/2047	693,288
377,368	5.00%, 04/01/2047	420,308
20,381	5.00%, 11/01/2047	22,480
858,876	5.00%, 02/15/2048(4)	169,610
399,268	5.00%, 09/01/2048	441,168
177,657	5.00%, 10/01/2048	196,229
279,940	5.00%, 03/01/2049	309,170
26,025	5.50%, 08/15/2033	29,593
497,213	5.50%, 04/15/2036(4)	90,295
4,792	5.50%, 11/01/2037	5,605
584	5.50%, 02/01/2038	683
200,725	5.50%, 04/01/2038	234,733
20,399	5.50%, 06/01/2038	23,866
1,156,598	5.50%, 08/01/2038	1,317,912
59,966	5.50%, 05/01/2040	70,051
250,186	5.50%, 08/01/2040	292,260
269,311	5.50%, 06/01/2041	314,598
1,832,860	5.50%, 10/15/2046(4)	376,184
930,512	5.50%, 12/15/2046(4)	166,938
14,176	6.00%, 01/01/2023	14,401
20,517	6.00%, 11/01/2032	23,061
71,555	6.00%, 11/01/2033	83,976
51,907	6.00%, 02/01/2034	60,939
77,017	6.00%, 07/01/2034	90,644
22,379	6.00%, 08/01/2034	26,339
37,204	6.00%, 09/01/2034	43,219
21,176	6.00%, 01/01/2035	23,898
21,215	6.00%, 03/01/2035	24,875
19,818	6.00%, 05/01/2038	22,256
108,216	6.00%, 06/01/2038	125,245
359,501	6.00%, 05/15/2039	415,601
323,736	6.50%, 07/15/2036	365,022
		92,822,689
	FNMA - 3.6%
55,510	0.00%, 03/25/2036(13)	49,670
523,845	0.00%, 06/25/2036(13)	490,056
798,965	0.00%, 06/25/2041(13)	735,468
100,000	0.00%, 09/25/2041(13)	76,147
9,018,507	0.33%, 01/25/2030(3)(4)	183,487
14,079,208	1.44%, 05/25/2029(3)(4)	1,309,607
1,207,562	1.47%, 05/25/2046(3)(4)	65,832
1,215,865	1.64%, 08/25/2044(3)(4)	69,013
1,175,388	1.64%, 06/25/2055(3)(4)	66,370
1,435,893	1.72%, 04/25/2055(3)(4)	74,747
1,438,869	1.75%, 12/25/2042	1,443,859
959,997	2.00%, 09/25/2039	969,254
104,373	2.00%, 08/25/2043	104,714
18,922,713	2.00%, 03/01/2051	18,930,135
301,662	2.50%, 06/25/2028(4)	15,594
196,709	2.50%, 01/01/2043	203,500
1,256,773	2.50%, 02/01/2043	1,303,249
1,140,522	2.50%, 03/01/2043	1,180,704
420,000	2.50%, 03/25/2043	430,513
576,408	2.50%, 04/01/2043	597,724
264,903	2.50%, 06/01/2043	274,646
463,718	2.50%, 08/01/2043	480,868
110,986	2.55%, 07/25/2044	113,436
796,451	3.00%, 02/25/2027(4)	31,220
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.5% - (continued)
	Mortgage-Backed Agencies - 38.5% - (continued)
	FNMA - 3.6% - (continued)
$ 300,756	3.00%, 09/25/2027(4)	$ 18,142
187,704	3.00%, 12/25/2027(4)	12,531
1,507,921	3.00%, 01/25/2028(4)	85,892
403,471	3.00%, 01/01/2030	424,332
4,361,000	3.00%, 04/25/2033(4)	322,478
1,118,888	3.00%, 08/01/2033	1,177,951
419,760	3.00%, 06/01/2035	446,196
406,969	3.00%, 07/01/2035	432,133
2,403,149	3.00%, 03/01/2037	2,542,302
79,987	3.00%, 10/01/2037	84,430
602,770	3.00%, 05/25/2047	618,732
2,166,004	3.00%, 09/01/2048	2,284,239
1,917,274	3.00%, 08/25/2049	2,001,022
2,469,273	3.00%, 10/01/2051	2,591,031
600,000	3.00%, 09/25/2057	630,139
238,786	3.24%, 12/01/2026	258,884
611,247	3.30%, 12/01/2026	662,500
327,750	3.38%, 12/01/2029	362,877
515,439	3.41%, 11/01/2024	547,680
841,034	3.50%, 05/25/2027(4)	54,286
586,692	3.50%, 10/25/2027(4)	41,537
548,038	3.50%, 05/25/2030(4)	47,879
215,649	3.50%, 08/25/2030(4)	17,528
398,766	3.50%, 02/25/2031(4)	22,987
3,604,226	3.50%, 08/25/2033(4)	393,629
461,075	3.50%, 09/25/2035(4)	53,158
3,744,654	3.50%, 11/25/2039(4)	405,921
119,014	3.50%, 09/01/2043	128,836
884,058	3.50%, 10/01/2044	957,448
830,879	3.50%, 02/01/2045	894,211
1,089,715	3.50%, 01/01/2046	1,166,582
156,311	3.50%, 02/01/2046	167,931
834,034	3.50%, 03/01/2046	895,663
1,475,587	3.50%, 09/01/2046	1,576,983
573,781	3.50%, 10/01/2046	611,722
499,234	3.50%, 10/25/2046(4)	81,447
751,617	3.50%, 11/01/2046	805,981
4,173,192	3.50%, 12/01/2046	4,525,075
1,498,245	3.50%, 05/01/2047	1,603,154
2,904,099	3.50%, 09/01/2047	3,086,269
530,462	3.50%, 12/01/2047	569,069
1,562,614	3.50%, 01/01/2048	1,657,765
495,551	3.50%, 02/01/2048	532,041
592,472	3.50%, 02/25/2048	615,618
500,000	3.50%, 05/25/2048	543,089
2,187,497	3.50%, 07/01/2048	2,339,873
489,439	3.50%, 11/01/2048	518,959
5,885,905	3.50%, 01/01/2050	6,236,229
6,804,579	3.50%, 09/01/2057	7,402,846
2,823,831	3.50%, 05/01/2058	3,058,701
3,752,389	3.50%, 12/25/2058	4,040,239
200,000	3.55%, 02/01/2030	222,499
184,864	4.00%, 06/01/2025	195,528
1,014,893	4.00%, 05/25/2027(4)	54,651
1,135,511	4.00%, 01/25/2038(4)	163,345
789,912	4.00%, 04/01/2038	860,164
1,422,806	4.00%, 10/01/2040	1,571,763
551,024	4.00%, 11/01/2040	608,873
566,134	4.00%, 12/01/2040	623,308
195,003	4.00%, 02/01/2041	214,696
571,303	4.00%, 03/01/2041	629,171
1,714,679	4.00%, 06/01/2041	1,875,956

The accompanying notes are an integral part of these financial statements.
194

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.5% - (continued)
	Mortgage-Backed Agencies - 38.5% - (continued)
	FNMA - 3.6% - (continued)
$ 251,020	4.00%, 03/25/2042(4)	$ 26,962
209,935	4.00%, 08/01/2042	232,008
518,932	4.00%, 09/01/2042	573,475
139,386	4.00%, 11/25/2042(4)	18,940
245,879	4.00%, 11/25/2043	268,509
72,219	4.00%, 06/01/2044	79,775
9,165	4.00%, 08/01/2044	10,092
74,100	4.00%, 10/01/2044	81,208
141,063	4.00%, 11/01/2044	154,601
79,145	4.00%, 03/01/2045	86,762
135,053	4.00%, 05/01/2045	148,340
697,660	4.00%, 07/01/2045	769,658
497,781	4.00%, 05/01/2046	542,920
572,318	4.00%, 06/01/2046	624,348
702,593	4.00%, 04/01/2047	769,506
1,447,455	4.00%, 10/01/2047	1,563,587
1,547,889	4.00%, 11/01/2047	1,668,145
1,393,452	4.00%, 09/01/2048	1,493,345
2,802,129	4.00%, 01/01/2049	3,004,812
465,880	4.06%, 03/01/2030	532,682
105,393	4.50%, 08/01/2024	109,956
6,736	4.50%, 04/01/2025	7,075
171,857	4.50%, 07/25/2027(4)	8,019
422,068	4.50%, 09/01/2035	469,159
83,223	4.50%, 08/01/2040	92,300
1,052,337	4.50%, 10/01/2040	1,170,402
52,023	4.50%, 08/01/2041	57,965
11,898	4.50%, 09/01/2041	13,306
488,514	4.50%, 10/01/2041	543,501
2,082,305	4.50%, 08/25/2043(4)	341,198
428,272	4.50%, 09/01/2043	477,708
364,047	4.50%, 09/25/2048(4)	52,685
1,263,497	4.50%, 04/01/2049	1,366,626
3,216,797	4.50%, 01/01/2051	3,601,374
5,270	5.00%, 01/01/2022	5,455
8,841	5.00%, 11/01/2023	9,708
131,825	5.00%, 04/25/2038	143,579
1,828,547	5.00%, 12/25/2043(4)	324,676
914,117	5.00%, 02/01/2049	1,008,662
456,379	5.00%, 03/01/2049	504,417
35,233	5.00%, 04/01/2049	38,844
77,324	5.49%, 05/25/2042(3)(4)	8,049
14,317	5.50%, 06/01/2022	14,396
80,181	5.50%, 06/01/2033	92,513
315,417	5.50%, 07/01/2033	363,145
18,927	5.50%, 08/01/2033	21,836
1,191,105	5.50%, 11/01/2035	1,384,124
267,103	5.50%, 04/01/2036	307,431
240,959	5.50%, 04/25/2037	275,176
320,203	5.50%, 11/01/2037	364,654
2,171,044	5.50%, 11/25/2040(4)	350,736
590,764	5.50%, 06/25/2042(4)	122,156
1,017,696	5.50%, 09/25/2044(4)	205,527
822,031	5.50%, 07/25/2045(4)	149,078
6,363	6.00%, 11/01/2031	7,141
105,958	6.00%, 12/01/2032	120,787
111,398	6.00%, 03/01/2033	128,956
221,783	6.00%, 02/01/2037	261,860
165,980	6.00%, 12/01/2037	195,948
116,654	6.00%, 03/01/2038	137,865
53,499	6.00%, 10/01/2038	62,545
1,684,551	6.00%, 01/25/2042(4)	221,886
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.5% - (continued)
	Mortgage-Backed Agencies - 38.5% - (continued)
	FNMA - 3.6% - (continued)
$ 1,163,684	6.00%, 09/25/2047(4)	$ 249,336
1,801	7.50%, 12/01/2029	1,879
8,055	7.50%, 03/01/2030	9,277
10,232	7.50%, 09/01/2031	10,478
		124,838,983
	GNMA - 9.5%
713,591	1.75%, 09/20/2043	722,621
9,126	2.00%, 10/20/2040	9,125
598,468	2.00%, 01/20/2042	609,707
548,176	2.14%, 04/20/2040	532,925
635,970	2.50%, 12/16/2039	657,465
1,186,174	2.50%, 07/20/2041	1,217,648
8,131,647	2.50%, 08/20/2051	8,366,123
3,960,686	2.50%, 09/20/2051	4,072,792
12,987,108	2.50%, 10/20/2051(8)	13,363,670
48,795,000	2.50%, 11/18/2051(14)	50,155,923
48,775,000	2.50%, 12/20/2051(14)	50,034,386
394,942	3.00%, 09/20/2028(4)	23,387
5,916,800	3.00%, 05/20/2035(4)	406,865
303,234	3.00%, 09/16/2042	314,636
295,379	3.00%, 09/20/2042	316,970
92,750	3.00%, 11/15/2042	98,434
396,104	3.00%, 02/16/2043(4)	52,744
111,607	3.00%, 06/15/2043	117,614
57,966	3.00%, 07/15/2043	60,347
47,128	3.00%, 10/15/2044	49,330
69,832	3.00%, 02/15/2045	72,784
43,313	3.00%, 03/15/2045	45,503
194,044	3.00%, 04/15/2045	203,422
416,179	3.00%, 04/20/2045	439,255
41,965	3.00%, 06/15/2045	43,966
1,273,206	3.00%, 07/15/2045	1,331,492
17,766	3.00%, 08/15/2045	18,573
53,207	3.00%, 11/20/2045	55,731
169,000	3.00%, 02/20/2046	180,966
709,780	3.00%, 10/20/2047	734,606
4,100,000	3.00%, 10/20/2051	4,280,339
44,680,000	3.00%, 11/18/2051(14)	46,388,661
44,650,000	3.00%, 12/20/2051(14)	46,301,701
164,684	3.50%, 02/16/2027(4)	9,784
423,274	3.50%, 03/20/2027(4)	26,547
380,134	3.50%, 07/20/2040(4)	16,527
426,744	3.50%, 12/20/2040	448,916
516,158	3.50%, 02/20/2041(4)	16,495
1,073,567	3.50%, 04/20/2042(4)	63,509
285,385	3.50%, 05/15/2042	306,459
2,131,695	3.50%, 10/20/2042(4)	324,717
647,964	3.50%, 12/15/2042	699,078
699,921	3.50%, 03/15/2043	755,155
674,195	3.50%, 04/15/2043	727,469
1,404,841	3.50%, 05/15/2043	1,500,439
201,735	3.50%, 05/20/2043(4)	27,334
871,191	3.50%, 07/20/2043(4)	106,730
3,073,987	3.50%, 06/20/2046	3,252,597
3,060,869	3.50%, 02/20/2047	3,231,801
438,032	3.50%, 07/20/2047	461,656
3,441,687	3.50%, 08/20/2047	3,631,304
125,013	3.50%, 09/20/2047	131,879
153,534	3.50%, 10/20/2047	162,751
727,104	3.50%, 11/20/2047	768,172
661,162	3.50%, 03/20/2048	698,280
2,709,592	3.50%, 07/20/2049	2,836,672

The accompanying notes are an integral part of these financial statements.
195

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.5% - (continued)
	Mortgage-Backed Agencies - 38.5% - (continued)
	GNMA - 9.5% - (continued)
$ 22,970,000	3.50%, 11/19/2050(14)	$ 24,030,568
1,953,765	3.88%, 08/15/2042	2,172,124
435,783	4.00%, 04/16/2026(4)	21,842
107,245	4.00%, 12/16/2026(4)	5,456
1,570,823	4.00%, 05/20/2029(4)	92,444
991,711	4.00%, 09/20/2040	1,085,804
157,777	4.00%, 10/20/2040	172,299
436,406	4.00%, 12/20/2040	480,720
84,014	4.00%, 02/15/2041	93,056
177,188	4.00%, 05/16/2042(4)	21,346
2,496,644	4.00%, 09/16/2042(4)	526,050
398,894	4.00%, 03/20/2043(4)	64,720
146,186	4.00%, 01/20/2044(4)	23,638
2,369,771	4.00%, 02/20/2045	2,588,420
1,912,312	4.00%, 08/20/2045	2,084,537
1,340,556	4.00%, 03/20/2047(4)	157,568
604,370	4.00%, 11/20/2047	656,264
1,777,981	4.00%, 03/20/2048	1,920,265
7,449,478	4.00%, 07/20/2048	7,948,732
6,975,000	4.00%, 11/18/2051(14)	7,408,758
20,972	4.50%, 07/15/2033	23,699
39,973	4.50%, 05/15/2040	45,416
302,775	4.50%, 06/15/2041	343,878
25,701	4.50%, 09/20/2041	28,724
13,678	4.50%, 05/20/2044	15,262
710,659	4.50%, 06/20/2044	794,273
600,702	4.50%, 10/20/2044	667,312
580,487	4.50%, 04/20/2045(4)	90,879
1,024,322	4.50%, 05/20/2045(4)	155,709
3,285,615	4.50%, 08/20/2045(4)	520,571
518,882	4.50%, 01/20/2046	576,027
2,003,680	4.50%, 12/16/2046(4)	319,314
2,129,413	4.50%, 01/20/2047(4)	230,585
2,150,460	4.50%, 05/20/2048(4)	305,333
2,195,496	4.50%, 08/20/2049	2,343,914
3,755,690	4.50%, 09/20/2049	4,002,464
81,942	5.00%, 05/20/2034	92,413
27,043	5.00%, 07/15/2039	31,553
1,625,698	5.00%, 02/16/2040(4)	290,297
260,344	5.00%, 05/20/2040(4)	52,995
420,391	5.00%, 06/15/2041	484,671
605,193	5.00%, 10/16/2041(4)	100,557
615,061	5.00%, 03/15/2044	708,597
989,046	5.00%, 06/20/2046(4)	166,734
357,514	5.00%, 01/16/2047(4)	68,589
244,325	5.00%, 09/16/2047(4)	46,401
296,894	5.00%, 06/20/2048(4)	47,165
5,200,000	5.00%, 11/18/2051(14)	5,889,812
288,916	5.50%, 05/15/2033	335,302
16,803	5.50%, 06/15/2035	19,297
31,274	5.50%, 04/15/2038	35,208
219,313	5.50%, 05/20/2038	245,218
1,195,949	5.50%, 03/20/2039(4)	158,198
1,125,043	5.50%, 02/16/2047(4)	188,748
563,506	5.50%, 02/20/2047(4)	99,714
259,026	5.50%, 05/20/2047(4)	46,022
1,000,000	5.50%, 11/18/2051(14)	1,120,625
944,217	5.86%, 07/20/2039(3)(4)	116,280
54,563	6.00%, 02/15/2029	61,135
51,901	6.00%, 11/15/2032	59,077
85,496	6.00%, 02/15/2033	95,945
10,128	6.00%, 07/15/2033	11,347
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 38.5% - (continued)
	Mortgage-Backed Agencies - 38.5% - (continued)
	GNMA - 9.5% - (continued)
$ 33,360	6.00%, 10/15/2034	$ 37,432
153,978	6.00%, 03/15/2036	175,281
1,861	6.00%, 05/15/2036	2,155
58,702	6.00%, 10/15/2036	69,422
21,326	6.00%, 01/15/2037	24,091
71,052	6.00%, 02/15/2037	83,908
123,660	6.00%, 06/15/2037	145,164
60,051	6.00%, 11/15/2037	68,063
39,555	6.00%, 06/15/2038	44,830
54,193	6.00%, 08/15/2038	62,386
101,060	6.00%, 10/15/2038	114,043
74,155	6.00%, 11/15/2038	84,800
41,383	6.00%, 12/15/2038	46,871
55,084	6.00%, 01/15/2039	62,938
2,549	6.00%, 03/15/2039	2,858
144,201	6.00%, 04/15/2039	161,755
176,389	6.00%, 08/15/2039	198,054
5,542	6.00%, 09/15/2039	6,213
26,395	6.00%, 11/15/2039	30,252
10,830	6.00%, 06/15/2040	12,139
82,285	6.00%, 09/15/2040	95,489
1,274,115	6.00%, 09/20/2040(4)	250,392
79,302	6.00%, 12/15/2040	91,740
263,345	6.00%, 06/15/2041	310,776
1,074,264	6.00%, 02/20/2046(4)	175,241
9,266	6.50%, 09/15/2028	10,356
935	6.50%, 10/15/2028	1,045
3,679	6.50%, 12/15/2028	4,112
24,597	6.50%, 05/15/2029	27,917
25,354	6.50%, 08/15/2031	28,336
2,495	6.50%, 09/15/2031	2,788
9,872	6.50%, 10/15/2031	11,033
101,963	6.50%, 11/15/2031	113,957
21,392	6.50%, 01/15/2032	23,908
4,863	6.50%, 03/15/2032	5,435
4,953	6.50%, 04/15/2032	5,535
		326,664,568
	UMBS - 22.7%
3,865,000	1.50%, 11/10/2051(14)	3,742,558
29,300,000	2.00%, 11/16/2036(14)	30,061,113
340,047,000	2.00%, 11/10/2051(14)	339,980,582
189,430,000	2.00%, 12/13/2051(14)	189,000,822
28,420,000	2.50%, 11/16/2036(14)	29,521,830
80,277,000	2.50%, 11/10/2051(14)	82,440,716
42,285,000	2.50%, 12/13/2051(14)	43,323,955
6,405,000	3.00%, 11/16/2036(14)	6,713,241
28,986,000	3.00%, 11/10/2051(14)	30,243,947
9,340,000	3.50%, 11/10/2051(14)	9,870,483
8,057,000	4.00%, 11/10/2051(14)	8,626,639
7,005,000	4.50%, 11/10/2051(14)	7,571,967
		781,097,853
	Total U.S. Government Agencies (cost $1,319,880,656)	$ 1,325,424,093
U.S. GOVERNMENT SECURITIES - 26.9%
	Other Direct Federal Obligations - 0.0%
	FHLB - 0.0%
700,000	4.25%, 09/15/2065	$ 1,008,185

The accompanying notes are an integral part of these financial statements.
196

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 26.9% - (continued)
	U.S. Treasury Securities - 26.9%
	U.S. Treasury Bonds - 14.9%
$ 2,448,108	0.13%, 02/15/2051(15)	$ 2,781,567
12,867,600	0.88%, 02/15/2047(15)	16,909,333
1,935,728	1.00%, 02/15/2048(15)	2,636,901
21,970,000	1.25%, 05/15/2050	18,543,195
17,030,000	1.38%, 11/15/2040	15,319,682
23,005,000	1.38%, 08/15/2050	20,030,525
53,750,000	1.75%, 08/15/2041(8)	51,650,391
20,855,000	1.88%, 02/15/2041	20,441,159
30,160,000	1.88%, 02/15/2051	29,627,487
58,615,000	2.25%, 05/15/2041	61,069,503
5,455,000	2.25%, 08/15/2049	5,805,313
18,100,000	2.50%, 02/15/2046(16)(17)	19,919,899
23,034,000	2.88%, 11/15/2046(18)	27,259,299
6,035,000	3.00%, 05/15/2045	7,199,802
12,500,000	3.00%, 02/15/2047	15,147,949
17,840,000	3.00%, 02/15/2048	21,706,262
985,000	3.13%, 02/15/2043(17)	1,178,614
55,100,000	3.13%, 08/15/2044(17)	66,511,727
22,900,000	3.13%, 05/15/2048	28,523,024
63,465,000	3.38%, 05/15/2044(17)	79,479,996
		511,741,628
	U.S. Treasury Notes - 12.0%
3,110,072	0.13%, 07/15/2030(15)	3,462,081
6,256,676	0.38%, 01/15/2027(15)	6,939,655
25,955,000	0.63%, 11/30/2027	24,841,774
63,395,000	0.63%, 12/31/2027	60,589,276
30,559,000	0.63%, 05/15/2030	28,410,320
124,910,000	0.63%, 08/15/2030(17)	115,819,870
34,495,000	0.75%, 04/30/2026	33,912,897
1,264,121	0.75%, 07/15/2028(15)	1,453,814
52,390,000	1.25%, 08/15/2031	50,941,089
7,180,000	1.63%, 02/15/2026	7,341,269
35,920,000	1.63%, 05/15/2031	36,189,400
30,700,000	2.88%, 08/15/2028	33,586,520
10,320,000	3.13%, 11/15/2028	11,483,016
		414,970,981
	Total U.S. Government Securities (cost $915,869,986)	$ 927,720,794
COMMON STOCKS - 0.0%
	Energy - 0.0%
38,914	Ascent Resources - Marcellus LLC Class A*(19)(20)	$ 32,104
4,601	Foresight Energy LLC*	62,111
13,623	Philadelphia Energy Solutions Class A*(19)(20)	—
	Total Common Stocks (cost $281,412)	$ 94,215
Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.0%
	Banks - 0.0%
469	U.S. Bancorp Series A, 3.50%(2)		$ 452,585
	Total Preferred Stocks (cost $332,990)		$ 452,585
WARRANTS - 0.0%
	Energy - 0.0%
10,075	Ascent Resources - Marcellus LLC Expires 3/30/2023(19)(20)		$ 101
	Total Warrants (cost $806)		$ 101
	Total Long-Term Investments (Cost $4,371,178,975)		$ 4,407,224,018
SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.0%
$ 70,018,924	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $70,018,982; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $71,419,380		$ 70,018,924
	Securities Lending Collateral - 0.1%
8,224	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(21)		8,224
1,262,504	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(21)		1,262,504
90,639	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(21)		90,639
			1,361,367
	Total Short-Term Investments (cost $71,380,291)		$ 71,380,291
	Total Investments Excluding Purchased Options (cost $4,442,559,266)	130.0%	$ 4,478,604,309
	Total Purchased Options (cost $3,759,358)	0.0%	$ 802,343
	Total Investments (cost $4,446,318,624)	130.0%	$ 4,479,406,652
	Other Assets and Liabilities	(30.0)%	(1,034,814,530)
	Total Net Assets	100.0%	$ 3,444,592,122
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

The accompanying notes are an integral part of these financial statements.
197

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $968,866,657, representing 28.1% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $64,797,800, representing 1.9% of net assets.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $70,913,799 at October 31, 2021.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(12)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $70,147, which rounds to 0.0% of total net assets.
(13)	Securities disclosed are principal-only strips.
(14)	Represents or includes a TBA transaction.
(15)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(16)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $14,527,219.
(17)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2021, the market value of securities pledged was $4,602,928.
(18)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2021, the market value of securities pledged was $9,389,393.
(19)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $32,205, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(20)	Investment valued using significant unobservable inputs.
(21)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
198

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Swaptions Outstanding at October 31, 2021
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	CBK	2.20%	Pay	03/14/2022	USD	105,715,000	$ 393,266	$ 1,884,370	$ (1,491,104)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	2.20%	Pay	03/14/2022	USD	109,970,000	409,077	1,874,988	(1,465,911)
Total Put							$ 802,343	$ 3,759,358	$ (2,957,015)
Written swaptions:
Put
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	BOA	1.50%	Receive	03/14/2022	USD	(109,970,000)	$ (725,499)	$ (1,099,700)	$ 374,201
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 03/14/22*	CBK	1.50%	Receive	03/14/2022	USD	(105,715,000)	(697,449)	(1,162,865)	465,416
Total Put							$ (1,422,948)	$ (2,262,565)	$ 839,617

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	210	12/15/2021	$ 21,302,814	$ (782,139)
U.S. Treasury 2-Year Note Future	1,415	12/31/2021	310,238,750	(459,867)
Total				$ (1,242,006)
Short position contracts:
Euro-BTP Future	518	12/08/2021	$ 88,779,264	$ 2,502,904
Euro-BUND Future	351	12/08/2021	68,215,691	1,644,539
Euro-BUXL 30-Year Bond Future	87	12/08/2021	21,017,534	96,622
U.S. Treasury 5-Year Note Future	442	12/31/2021	53,813,500	(54,246)
U.S. Treasury 10-Year Note Future	901	12/21/2021	117,763,516	1,870,569
U.S. Treasury 10-Year Ultra Future	1,789	12/21/2021	259,460,906	2,904,870
U.S. Treasury Long Bond Future	212	12/21/2021	34,098,875	557,919
U.S. Treasury Ultra Bond Future	413	12/21/2021	81,115,781	(559,990)
Total				$ 8,963,187
Total futures contracts				$ 7,721,181

TBA Sale Commitments Outstanding at October 31, 2021
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
GNMA, 2.00%	$ 28,900,000	11/18/2051	$ (29,252,218)	$ 20,727
GNMA, 4.50%	985,000	11/18/2051	(1,050,564)	3,117
UMBS, 1.50%	17,840,000	11/16/2036	(17,944,531)	21,603
UMBS, 2.00%	50,000	11/16/2036	(51,299)	109
UMBS, 5.00%	1,013,500	11/10/2051	(1,115,642)	(2,077)
UMBS, 5.50%	1,700,000	11/10/2051	(1,905,063)	1,328
Total TBA sale commitments (proceeds receivable $51,364,124)			$ (51,319,317)	$ 44,807
At October 31, 2021, the aggregate market value of TBA Sale Commitments represents (1.5)% of total net assets.

The accompanying notes are an integral part of these financial statements.
199

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06	CSI	USD	961	(0.18%)	07/25/2045	Monthly	$ 15	$ —	$ 12	$ (3)
ABX.HE.AAA.07	GSC	USD	141,072	(0.09%)	08/25/2037	Monthly	29,973	—	5,967	(24,006)
ABX.HE.AAA.07	GSC	USD	617,897	(0.09%)	08/25/2037	Monthly	131,958	—	26,135	(105,823)
ABX.HE.AAA.07	CSI	USD	1,340,188	(0.09%)	08/25/2037	Monthly	329,091	—	56,686	(272,405)
ABX.HE.PENAAA.06	MSC	USD	121,533	(0.11%)	05/25/2046	Monthly	13,929	—	8,794	(5,135)
ABX.HE.PENAAA.06	JPM	USD	401,610	(0.11%)	05/25/2046	Monthly	45,920	—	29,061	(16,859)
ABX.HE.PENAAA.06	GSC	USD	324,007	(0.11%)	05/25/2046	Monthly	78,903	—	23,446	(55,457)
PrimeX.ARM.2 (2)(3)	MSC	USD	69,436	(4.58%)	12/25/2037	Monthly	—	(152)	(327)	(175)
Total							$ 629,789	$ (152)	$ 149,774	$ (479,863)
Sell protection:
ABX.HE.AAA.06	MSC	USD	961	0.18%	07/25/2045	Monthly	$ —	$ —	$ (12)	$ (12)
ABX.HE.AAA.07	MSC	USD	141,072	0.09%	08/25/2037	Monthly	1,112	—	(5,967)	(7,079)
ABX.HE.AAA.07	MSC	USD	617,897	0.09%	08/25/2037	Monthly	4,835	—	(26,135)	(30,970)
ABX.HE.AAA.07	MSC	USD	1,340,187	0.09%	08/25/2037	Monthly	10,560	—	(56,686)	(67,246)
ABX.HE.PENAAA.06	BCLY	USD	847,152	0.11%	05/25/2046	Monthly	—	(19,259)	(61,301)	(42,042)
CMBX.NA.BB.8	CSI	USD	512,146	5.00%	10/17/2057	Monthly	—	(127,134)	(187,452)	(60,318)
CMBX.NA.BB.8	MSC	USD	1,844,694	5.00%	10/17/2057	Monthly	—	(457,954)	(675,182)	(217,228)
CMBX.NA.BB.8	GSC	USD	2,681,522	5.00%	10/17/2057	Monthly	—	(596,021)	(981,472)	(385,451)
CMBX.NA.BBB-.6	MSC	USD	690,000	3.00%	05/11/2063	Monthly	—	(94,330)	(191,424)	(97,094)
CMBX.NA.BBB-.6	GSC	USD	1,415,000	3.00%	05/11/2063	Monthly	—	(145,227)	(392,559)	(247,332)
PrimeX.ARM.2 (Caa2)(2)(3)	JPM	USD	69,436	4.58%	12/25/2037	Monthly	2,129	—	327	(1,802)
Total							$ 18,636	$ (1,439,925)	$ (2,577,863)	$ (1,156,574)
Total OTC credit default swap contracts							$ 648,425	$ (1,440,077)	$ (2,428,089)	$ (1,636,437)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	These investments are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these investments are $(1,977), which represented (0.0)% of total net assets. This amount excludes investments that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(3)	Investment valued using significant unobservable inputs.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.35.V1	USD	24,850,000	(1.00%)	06/20/2026	Quarterly	$ 706,767	$ 812,212	$ 105,445
Total						$ 706,767	$ 812,212	$ 105,445
Credit default swaps on single-name issues:
Sell protection:
Panama Republic (BBB)	USD	4,475,000	1.00%	06/20/2026	Quarterly	$ 33,734	$ 34,390	$ 656
Total						$ 33,734	$ 34,390	$ 656
Total centrally cleared credit default swap contracts						$ 740,501	$ 846,602	$ 106,101

The accompanying notes are an integral part of these financial statements.
200

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2021
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
1.56% Fixed	12 Mo. USD SOFR	USD	12,720,000	12/15/2051	Annual	$ —	$ (79,502)	$ (308,017)	$ (228,515)
Total centrally cleared interest rate swaps contracts						$ —	$ (79,502)	$ (308,017)	$ (228,515)

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
7,515,000	BRL	1,366,612	USD	MSC	12/15/2021	$ (47,728)
1,782,000	EUR	2,084,640	USD	MSC	12/15/2021	(22,297)
28,620,000	MXN	1,377,231	USD	GSC	12/15/2021	3,082
7,019,643	USD	37,845,000	BRL	GSC	12/15/2021	377,839
10,252,059	USD	8,828,028	EUR	DEUT	11/30/2021	40,910
111,156,980	USD	93,627,000	EUR	BCLY	12/15/2021	2,800,673
1,246,735	USD	1,049,000	EUR	MSC	12/15/2021	32,708
15,988,202	USD	323,080,000	MXN	GSC	12/15/2021	406,386
6,682,605	USD	498,390,000	RUB	BCLY	12/15/2021	(277,795)
Total foreign currency contracts						$ 3,313,778
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 771,838,221	$ —	$ 771,838,221	$ —
Corporate Bonds	933,478,558	—	933,478,558	—
Foreign Government Obligations	236,620,622	—	236,620,622	—
Municipal Bonds	58,229,383	—	58,229,383	—
Senior Floating Rate Interests	153,365,446	—	153,365,446	—
U.S. Government Agencies	1,325,424,093	—	1,325,424,093	—
U.S. Government Securities	927,720,794	—	927,720,794	—
Common Stocks
Energy	94,215	62,111	—	32,104
Preferred Stocks	452,585	452,585	—	—
Warrants	101	—	—	101
Short-Term Investments	71,380,291	1,361,367	70,018,924	—
Purchased Options	802,343	—	802,343	—
Foreign Currency Contracts(2)	3,661,598	—	3,661,598	—
Futures Contracts(2)	9,577,423	9,577,423	—	—
Swaps - Credit Default(2)	106,101	—	106,101	—
Total	$ 4,492,751,774	$ 11,453,486	$ 4,481,266,083	$ 32,205
Liabilities
Foreign Currency Contracts(2)	$ (347,820)	$ —	$ (347,820)	$ —
Futures Contracts(2)	(1,856,242)	(1,856,242)	—	—
Swaps - Credit Default(2)	(1,636,437)	—	(1,634,460)	(1,977)
Swaps - Interest Rate(2)	(228,515)	—	(228,515)	—
TBA Sale Commitments	(51,319,317)	—	(51,319,317)	—
Written Options	(1,422,948)	—	(1,422,948)	—
Total	$ (56,811,279)	$ (1,856,242)	$ (54,953,060)	$ (1,977)

(1)	For the year ended October 31, 2021, investments valued at $36,503 were transferred out of Level 3 due to the initiation of a vendor providing prices. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
201

The Hartford World Bond Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.5%
	Bermuda - 0.1%
	Bellemeade Re Ltd.
$ 875,000	1.80%, 03/25/2031, 3 mo. USD SOFR + 1.750%(1)(2)	$ 877,136
290,099	2.69%, 06/25/2030, 1 mo. USD LIBOR + 2.600%(1)(2)	290,168
1,545,000	Home Re Ltd. 1.64%, 07/25/2033, 1 mo. USD LIBOR + 1.550%(1)(2)	1,537,498
1,085,000	Traingle Re Ltd. 4.59%, 10/25/2030, 1 mo. USD LIBOR + 4.500%(1)(2)	1,093,101
		3,797,903
	Cayman Islands - 1.0%
810,000	ACRE Commercial Mortgage Ltd. 1.48%, 12/18/2037, 1 mo. USD LIBOR + 1.400%(1)(2)	808,036
2,125,000	Apidos CLO 2.72%, 04/15/2031, 3 mo. USD LIBOR + 2.600%(1)(2)	2,051,566
	Arbor Realty Collateralized Loan Obligation Ltd.
2,290,000	2.21%, 02/15/2035, 3 mo. USD SOFR + 2.164%(1)(2)	2,291,406
2,500,000	2.86%, 02/15/2035, 3 mo. USD SOFR + 2.814%(1)(2)	2,501,534
	Arbor Realty Commercial Real Estate Notes Ltd.
1,060,000	1.49%, 05/15/2036, 1 mo. USD LIBOR + 1.400%(1)(2)	1,060,332
895,000	1.69%, 08/15/2034, 1 mo. USD LIBOR + 1.600%(1)(2)	894,459
1,295,000	1.91%, 09/15/2034, 3 mo. USD SOFR + 1.864%(1)(2)	1,295,401
500,000	Atrium IX 3.72%, 05/28/2030, 3 mo. USD LIBOR + 3.600%(1)(2)	499,241
1,335,000	BlueMountain CLO Ltd. 2.13%, 11/20/2028, 3 mo. USD LIBOR + 2.000%(1)(2)	1,338,733
500,000	Carlyle CLO Ltd. 2.93%, 04/30/2031, 3 mo. USD LIBOR + 2.800%(1)(2)	495,061
1,015,000	Covenant Credit Partners CLO Ltd. 1.97%, 10/15/2029, 3 mo. USD LIBOR + 1.850%(1)(2)	1,015,359
	Dryden Senior Loan Fund
940,000	7.00%, 04/15/2029, 3 mo. USD LIBOR + 6.880%(1)(2)	940,043
1,805,000	7.09%, 04/15/2029, 3 mo. USD LIBOR + 6.970%(1)(2)	1,805,722
770,000	Greystone Commercial Real Estate 2.09%, 07/15/2039, 1 mo. USD LIBOR + 2.000%(1)(2)	769,280
1,500,000	Harriman Park CLO Ltd. 3.23%, 04/20/2034, 3 mo. USD LIBOR + 3.100%(1)(2)	1,500,208
2,240,000	LCM L.P. 2.08%, 10/20/2027, 3 mo. USD LIBOR + 1.950%(1)(2)	2,242,775
3,000,000	Madison Park Funding Ltd. 2.02%, 04/19/2030, 3 mo. USD LIBOR + 1.900%(1)(2)	3,000,468
	Magnetite Ltd.
430,000	2.87%, 07/25/2031, 3 mo. USD LIBOR + 2.750%(1)(2)	429,598
2,470,000	3.42%, 01/25/2032, 3 mo. USD LIBOR + 3.300%(1)(2)	2,473,169
750,000	OCP CLO Ltd. 3.87%, 01/17/2032, 3 mo. USD LIBOR + 3.750%(1)(2)	753,186
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.5% - (continued)
	Cayman Islands - 1.0% - (continued)
	Octagon Investment Partners Ltd.
$ 2,765,000	2.37%, 10/24/2030, 3 mo. USD LIBOR + 2.250%(1)(2)	$ 2,765,794
970,000	7.13%, 02/14/2031, 3 mo. USD LIBOR + 7.000%(1)(2)	962,847
1,500,000	OZLM Ltd. 1.97%, 04/15/2031, 3 mo. USD LIBOR + 1.850%(1)(2)	1,480,256
1,110,000	Palmer Square Loan Funding Ltd. 2.53%, 05/20/2029, 3 mo. USD LIBOR + 2.400%(1)(2)	1,110,239
1,840,000	Point Au Roche Park CLO Ltd. 1.78%, 07/20/2034, 3 mo. USD LIBOR + 1.600%(1)(2)	1,846,059
1,155,000	Race Point CLO Ltd. 3.63%, 02/20/2030, 3 mo. USD LIBOR + 3.500%(1)(2)	1,154,987
	Sound Point CLO Ltd.
1,500,000	1.98%, 01/26/2031, 3 mo. USD LIBOR + 1.850%(1)(2)	1,484,092
835,000	3.22%, 07/18/2031, 3 mo. USD LIBOR + 3.100%(1)(2)	801,729
884,606	Thunderbolt Aircraft Lease Ltd. 4.15%, 09/15/2038(1)(3)	872,821
		40,644,401
	United States - 5.4%
1,691,432	Aaset Trust 3.84%, 05/15/2039(1)	1,668,260
1,400,000	Ajax Mortgage Loan Trust 2.35%, 09/25/2065(1)(4)	1,363,865
2,384,000	AMSR Trust 2.01%, 11/17/2037(1)	2,339,663
1,675,000	Angel Oak Mortgage Trust 3.81%, 04/25/2065(1)(4)	1,704,010
1,650,000	Antler Mortgage Trust 2.12%, 11/25/2024(1)(4)	1,655,410
1,570,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	1,562,360
	BBCMS Mortgage Trust
5,239,639	1.63%, 04/15/2053(4)(5)	525,514
545,000	1.79%, 08/15/2036, 1 mo. USD LIBOR + 1.700%(1)(2)	542,941
	Benchmark Mortgage Trust
20,721,098	0.51%, 07/15/2051(4)(5)	518,146
2,752,800	1.04%, 03/15/2052(4)(5)	176,537
3,344,608	1.52%, 01/15/2054(4)(5)	389,574
915,000	BFLD Trust 2.14%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(1)(2)	916,150
	BRAVO Residential Funding Trust
2,913,077	1.99%, 04/25/2031(1)(3)	2,902,968
432,000	2.29%, 03/25/2060(1)(4)	429,889
1,090,000	2.32%, 02/25/2049(1)(4)	1,087,532
1,334,000	5.09%, 05/25/2060(1)(4)	1,363,139
	BX Commercial Mortgage Trust
1,169,000	2.09%, 09/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	1,168,999
2,214,250	2.09%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	2,210,083
1,126,726	2.19%, 10/15/2037, 1 mo. USD LIBOR + 2.100%(1)(2)	1,126,054
690,000	2.34%, 01/15/2034, 1 mo. USD LIBOR + 2.250%(1)(2)	689,999
1,109,674	2.59%, 12/15/2036, 1 mo. USD LIBOR + 2.500%(1)(2)	1,104,110
2,508,405	2.84%, 10/15/2037, 1 mo. USD LIBOR + 2.750%(1)(2)	2,506,843

The accompanying notes are an integral part of these financial statements.
202

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.5% - (continued)
	United States - 5.4% - (continued)
	BX Trust
$ 3,100,000	1.68%, 09/15/2034, 1 mo. USD LIBOR + 1.587%(1)(2)	$ 3,039,699
2,269,805	2.07%, 09/15/2037, 1 mo. USD LIBOR + 1.975%(1)(2)	2,204,681
895,000	CAMB Commercial Mortgage Trust 1.84%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(2)	895,002
7,063,610	Cantor Commercial Real Estate 1.11%, 05/15/2052(4)(5)	450,010
	Castlelake Aircraft Structured Trust
520,779	2.74%, 08/15/2041(1)	518,308
1,322,267	3.97%, 04/15/2039(1)	1,321,058
4,187,087	CF Hippolyta LLC 2.28%, 07/15/2060(1)	4,212,006
	Citigroup Commercial Mortgage Trust
1,120,000	4.68%, 01/10/2036(1)	1,182,580
1,865,000	4.75%, 01/10/2036(1)(4)	1,957,236
1,746,556	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(1)(3)	1,747,885
2,258,000	COLT Mortgage Loan Trust 3.31%, 07/27/2054(1)(4)	2,250,804
	Commercial Mortgage Trust
3,730,000	1.29%, 03/15/2038, 1 mo. USD LIBOR + 1.200%(1)(2)	3,686,603
770,000	4.72%, 02/10/2047(4)	815,738
1,385,000	4.88%, 11/10/2046(4)	1,471,230
	Connecticut Avenue Securities Trust
649,555	2.19%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	651,452
2,312,811	2.24%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	2,324,062
485,000	3.34%, 01/25/2040, 1 mo. USD LIBOR + 3.250%(1)(2)	486,960
2,105,000	3.74%, 02/25/2040, 1 mo. USD LIBOR + 3.650%(1)(2)	2,192,253
2,400,000	4.44%, 07/25/2031, 1 mo. USD LIBOR + 4.350%(1)(2)	2,462,357
3,990,000	5.34%, 06/25/2039, 1 mo. USD LIBOR + 5.250%(1)(2)	4,097,568
	CSAIL Commercial Mortgage Trust
10,741,425	0.57%, 08/15/2051(4)(5)	344,959
12,937,821	0.82%, 04/15/2050(4)(5)	281,079
686,156	CSMC Trust 3.25%, 04/25/2047(1)(4)	712,649
2,245,000	DataBank Issuer 2.06%, 02/27/2051(1)	2,227,918
225,111	Diamond Resorts Owner Trust 1.51%, 11/21/2033(1)	224,269
375,000	DT Auto Owner Trust 2.65%, 09/15/2028(1)	368,174
3,000,000	Eagle RE Ltd. 1.89%, 01/25/2030, 1 mo. USD LIBOR + 1.800%(1)(2)	2,957,479
1,315,000	ExteNet LLC 3.20%, 07/26/2049(1)	1,345,470
	Fannie Mae Connecticut Avenue Securities
1,783,856	2.09%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	1,797,791
2,026,403	2.24%, 10/25/2030, 1 mo. USD LIBOR + 2.150%(2)	2,047,931
1,909,190	2.29%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(2)	1,927,407
3,168,264	2.34%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(2)	3,209,607
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.5% - (continued)
	United States - 5.4% - (continued)
$ 2,381,791	2.44%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(2)	$ 2,410,847
2,146,331	2.64%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	2,181,295
2,118,758	2.69%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(2)	2,144,750
2,337,646	2.89%, 02/25/2030, 1 mo. USD LIBOR + 2.800%(2)	2,388,956
1,873,510	3.74%, 09/25/2029, 1 mo. USD LIBOR + 3.650%(2)	1,939,208
1,737,000	3.84%, 10/25/2030, 1 mo. USD LIBOR + 3.750%(2)	1,811,333
3,650,000	4.34%, 01/25/2031, 1 mo. USD LIBOR + 4.250%(2)	3,839,546
195,122	4.49%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(2)	201,392
282,346	4.99%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	293,706
315,690	FCI Funding LLC 3.63%, 02/18/2031(1)	318,427
600,000	First Investors Auto Owner Trust 3.14%, 11/15/2028(1)	593,708
2,040,000	FirstKey Homes Trust 3.02%, 10/19/2037(1)	2,055,578
	FREMF Mortgage Trust
3,645,000	3.59%, 04/25/2048(1)(4)	3,777,199
2,180,000	4.08%, 09/25/2025(1)(4)	2,320,023
960,000	FRTKL 3.17%, 09/17/2038(1)	955,775
617,320	FWD Securitization Trust 2.44%, 01/25/2050(1)(4)	617,495
	GS Mortgage Securities Corp. Trust
940,000	1.24%, 05/15/2026, 1 mo. USD LIBOR + 1.150%(1)(2)	940,186
2,234,010	1.79%, 09/15/2031, 1 mo. USD LIBOR + 1.700%(1)(2)	2,225,698
	GS Mortgage Securities Trust
3,581,288	0.96%, 02/10/2052(4)(5)	212,169
370,000	4.32%, 05/10/2050(4)	396,151
	Horizon Aircraft Finance Ltd.
2,208,719	3.43%, 11/15/2039(1)	2,195,436
1,207,799	4.46%, 12/15/2038(1)	1,197,840
510,684	JP Morgan Chase & Co. 2.10%, 02/26/2029(1)	509,080
	JP Morgan Chase Bank NA
603,321	1.35%, 03/25/2051, 3 mo. USD SOFR + 1.300%(1)(2)	606,746
1,698,302	2.34%, 10/25/2057, 1 mo. USD LIBOR + 2.250%(1)(2)	1,735,694
1,830,000	JP Morgan Chase Commercial Mortgage Securities Corp. 1.79%, 04/15/2038, 1 mo. USD LIBOR + 1.700%(1)(2)	1,828,323
2,580,000	JP Morgan Chase Commercial Mortgage Securities Trust 3.62%, 01/16/2037(1)	2,599,202
41,634,456	JPMBB Commercial Mortgage Securities Trust 0.61%, 09/15/2047(4)(5)	614,853
1,272,750	KKR Industrial Portfolio Trust 1.64%, 12/15/2037, 1 mo. USD LIBOR + 1.550%(1)(2)	1,242,361
	Legacy Mortgage Asset Trust
370,374	1.89%, 10/25/2066(1)(3)	370,433

The accompanying notes are an integral part of these financial statements.
203

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.5% - (continued)
	United States - 5.4% - (continued)
$ 3,483,574	3.25%, 11/25/2059(1)(3)	$ 3,499,440
3,105,000	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	3,103,662
	LHOME Mortgage Trust
1,680,000	2.09%, 06/25/2026(1)(3)	1,678,930
1,450,000	2.09%, 09/25/2026(1)(4)	1,450,342
1,720,000	Life Mortgage Trust 2.44%, 03/15/2038, 1 mo. USD LIBOR + 2.350%(1)(2)	1,718,925
	LSTAR Securities Investment Ltd.
1,447,218	1.88%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(2)	1,446,089
1,444,552	2.58%, 04/01/2024, 1 mo. USD LIBOR + 2.500%(1)(2)	1,441,477
885,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	886,539
3,025,000	MF1 Ltd. 2.16%, 12/25/2034, 3 mo. USD SOFR + 2.114%(1)(2)	3,024,996
3,000,000	MHC Commercial Mortgage Trust 1.69%, 04/15/2038, 1 mo. USD LIBOR + 1.601%(1)(2)	3,000,000
	Morgan Stanley Capital Trust
1,600,000	1.29%, 07/15/2035, 1 mo. USD LIBOR + 1.200%(1)(2)	1,595,963
8,154,419	1.34%, 06/15/2050(4)(5)	441,034
1,620,000	3.74%, 12/15/2036, 1 mo. USD LIBOR + 2.244%(1)(2)	1,619,787
1,392,417	Mortgage Insurance-Linked Notes 2.99%, 11/26/2029, 1 mo. USD LIBOR + 2.900%(1)(2)	1,392,718
1,127,175	Neighborly Issuer LLC 3.58%, 04/30/2051(1)	1,155,671
417,053	New Residential Mortgage LLC 4.09%, 07/25/2054(1)	417,053
3,115,000	New York Mortgage Trust 2.24%, 05/25/2026(1)(3)	3,121,064
505,000	Oaktown Re VI Ltd. 1.70%, 10/25/2033, 3 mo. USD SOFR + 1.650%(1)(2)	506,522
2,295,000	OPG TR 1.63%, 10/15/2036, 1 mo. USD LIBOR + 1.529%(1)(2)	2,271,100
	PMT Credit Risk Transfer Trust
793,103	2.09%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	793,170
281,506	2.79%, 10/27/2022, 1 mo. USD LIBOR + 2.700%(1)(2)	281,587
	Preston Ridge Partners Mortgage Trust LLC
1,746,359	1.79%, 06/25/2026(1)(3)	1,733,602
1,923,255	1.87%, 04/25/2026(1)(3)	1,931,315
660,092	2.12%, 03/25/2026(1)(4)	658,806
689,846	2.36%, 11/25/2025(1)(3)	691,142
780,000	3.47%, 07/25/2026(1)(3)	773,607
1,215,868	3.50%, 10/25/2024(1)(4)	1,217,344
1,399,135	3.67%, 08/25/2025(1)(3)	1,401,629
1,145,000	3.67%, 08/25/2026(1)(3)	1,139,929
970,000	3.72%, 04/25/2026(1)(3)	962,413
1,870,000	3.97%, 10/25/2026(1)(4)	1,869,944
	Pretium Mortgage Credit Partners LLC
565,000	3.72%, 07/25/2051(1)(3)	562,521
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.5% - (continued)
	United States - 5.4% - (continued)
$ 1,325,000	3.84%, 07/25/2051(1)(3)	$ 1,319,161
	Progress Residential Trust
755,000	2.30%, 10/17/2027(1)	745,484
1,335,000	2.55%, 04/19/2038(1)	1,330,141
1,970,000	3.18%, 10/17/2038(1)	1,961,277
395,000	Ready Capital Mortgage Financing LLC 1.99%, 07/25/2036, 1 mo. USD LIBOR + 1.900%(1)(2)	394,878
1,181,435	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	1,162,350
955,000	SFO Commercial Mortgage Trust 1.59%, 05/15/2038, 1 mo. USD LIBOR + 1.500%(1)(2)	955,584
845,000	SG Commercial Mortgage Securities Trust 4.82%, 10/10/2048(4)	860,176
6,632,284	SLG Office Trust 0.26%, 07/15/2041(1)(4)(5)	137,138
764,363	Sonic Capital LLC 2.19%, 08/20/2051(1)	758,014
1,635,000	Starwood Residential Mortgage 2.49%, 04/17/2038, 1 mo. USD LIBOR + 2.400%(1)(2)	1,633,809
675,000	Stonepeak 2.68%, 02/28/2033	676,841
	Toorak Mortgage Corp. Ltd.
1,370,000	2.24%, 06/25/2024(1)(3)	1,366,447
2,200,000	4.21%, 09/25/2022(3)	2,212,500
3,325,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	3,287,666
	VCAT LLC
268,421	2.29%, 12/26/2050(1)(3)	268,684
3,476,000	3.84%, 08/25/2051(1)(3)	3,469,190
1,270,000	3.97%, 09/25/2051(1)(3)	1,264,875
	Verus Securitization Trust
2,767,906	3.00%, 11/25/2059(1)(3)	2,802,507
1,700,000	3.20%, 10/25/2063(1)(4)	1,700,220
1,069,000	Vista Point Securitization Trust 3.40%, 04/25/2065(1)(4)	1,094,286
688,618	VOLT C LLC 1.99%, 05/25/2051(1)(3)	692,258
387,336	VOLT XCII LLC 1.89%, 02/27/2051(1)(3)	386,769
750,000	VOLT XCIII LLC 4.83%, 02/27/2051(1)(3)	746,320
1,888,498	VOLT XCV LLC 2.24%, 03/27/2051(1)(3)	1,895,508
1,123,052	VOLT XCVI LLC 2.12%, 03/27/2051(1)(3)	1,131,675
1,865,000	VOLT XCVII LLC 4.83%, 04/25/2051(1)(3)	1,852,929
1,904,231	Wave LLC 3.60%, 09/15/2044(1)	1,880,879
	Wells Fargo Commercial Mortgage Trust
2,000,000	3.07%, 08/15/2049(4)	1,906,161
1,455,000	3.15%, 09/15/2057	1,420,160
	Wells Fargo N.A.
3,615,327	0.96%, 02/15/2052(4)(5)	207,330
10,286,428	1.03%, 04/15/2052(4)(5)	678,842
9,597,930	1.23%, 03/15/2063(4)(5)	791,296
1,825,000	Westlake Automobile Receivables Trust 2.33%, 08/17/2026(1)	1,811,022
	WF-RBS Commercial Mortgage Trust
9,573,590	1.25%, 03/15/2047(4)(5)	219,500

The accompanying notes are an integral part of these financial statements.
204

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.5% - (continued)
	United States - 5.4% - (continued)
$ 2,602,271	4.89%, 06/15/2044(1)(4)	$ 2,600,487
425,000	ZH Trust 2.25%, 02/18/2027(1)	424,114
		223,722,480
	Total Asset & Commercial Mortgage-Backed Securities (cost $267,797,145)	$ 268,164,784
CONVERTIBLE BONDS - 0.4%
	Italy - 0.2%
EUR 7,300,000	Telecom Italia S.p.A. 1.13%, 03/26/2022(6)	$ 8,460,993
	United Kingdom - 0.0%
GBP 900,000	Trainline PLC 1.00%, 01/14/2026(6)	1,078,473
	United States - 0.2%
$ 1,152,000	Ford Motor Co. 0.00%, 03/15/2026(1)(7)	1,362,686
825,000	JetBlue Airways Corp. 0.50%, 04/01/2026(1)	792,178
580,000	NuVasive, Inc. 0.38%, 03/15/2025	546,650
550,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025	971,997
675,000	Shake Shack, Inc. 0.00%, 03/01/2028(1)(7)	554,255
4,555,000	Teva Pharmaceutical Finance Co. LLC 0.25%, 02/01/2026	4,452,074
		8,679,840
	Total Convertible Bonds (cost $18,085,823)	$ 18,219,306
CORPORATE BONDS - 13.9%
	Canada - 0.1%
	Bausch Health Cos., Inc.
2,425,000	5.00%, 02/15/2029(1)	$ 2,224,938
2,491,000	6.13%, 04/15/2025(1)	2,537,133
535,000	goeasy Ltd. 4.38%, 05/01/2026(1)	545,700
		5,307,771
	Cayman Islands - 0.1%
875,000	Country Garden Holdings Co., Ltd. 3.88%, 10/22/2030	800,625
440,000	Hawaiian Brand Intellectual Property Ltd. 5.75%, 01/20/2026(1)	461,450
4,260,000	Meituan 2.13%, 10/28/2025	4,108,938
1,075,000	Yuzhou Group Holdings Co., Ltd. 6.00%, 01/25/2022	753,844
		6,124,857
	Chile - 0.2%
3,220,000	Alfa Desarrollo S.p.A. 4.55%, 09/27/2051(1)	3,146,262
3,000,000	Nacional del Cobre de Chile Corp. 3.70%, 01/30/2050(1)	3,039,120
		6,185,382
	Colombia - 0.1%
6,225,000	Ecopetrol S.A. 4.63%, 11/02/2031	6,172,741
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 13.9% - (continued)
	France - 0.4%
	Altice France S.A.
EUR 3,685,000	2.50%, 01/15/2025(1)	$ 4,172,209
4,555,000	3.38%, 01/15/2028(1)	5,042,751
400,000	4.13%, 01/15/2029(6)	454,886
985,000	4.25%, 10/15/2029(1)	1,127,273
$ 1,425,000	5.13%, 01/15/2029(1)	1,382,250
EUR 1,635,000	5.88%, 02/01/2027(6)	1,975,869
1,024,000	CAB SELAS 3.38%, 02/01/2028(1)	1,176,395
680,000	Iliad Holding SAS 5.13%, 10/15/2026	807,964
		16,139,597
	Germany - 0.1%
2,006,000	Techem Verwaltungsgesellschaft 675 mbH 2.00%, 07/15/2025(1)	2,273,216
	Ireland - 0.3%
$ 7,800,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.75%, 10/29/2024	7,803,934
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
1,645,000	4.13%, 08/15/2026(1)	1,677,949
1,310,000	5.25%, 08/15/2027(1)	1,306,725
		10,788,608
	Jersey - 0.1%
	Adient Global Holdings Ltd.
EUR 1,605,000	3.50%, 08/15/2024(6)	1,876,253
$ 960,000	4.88%, 08/15/2026(1)	977,361
		2,853,614
	Liberia - 0.1%
4,000,000	Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(1)	4,075,000
	Luxembourg - 0.1%
EUR 2,075,000	Altice Financing S.A. 2.25%, 01/15/2025(1)	2,310,164
1,585,000	ARD Finance S.A. (5.00% Cash, 5.75% PIK) 5.00%, 06/30/2027(1)(8)	1,883,673
		4,193,837
	Mexico - 0.0%
$ 1,860,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(1)	1,726,089
	Mult - 0.3%
	Clarios Global L.P. / Clarios U.S. Finance Co.
EUR 6,876,000	4.38%, 05/15/2026(6)	8,128,835
1,115,000	4.38%, 05/15/2026(1)	1,318,158
$ 3,245,000	6.25%, 05/15/2026(1)	3,395,081
		12,842,074
	Netherlands - 0.6%
EUR 2,235,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(1)	2,500,750
$ 2,667,000	NXP B.V. / NXP Funding LLC 3.88%, 09/01/2022(1)	2,740,338
8,950,000	Siemens Financieringsmaatschappij N.V. 2.90%, 05/27/2022(1)	9,081,905
EUR 2,005,000	Titan Holdings II B.V. 5.13%, 07/15/2029(1)	2,286,953

The accompanying notes are an integral part of these financial statements.
205

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 13.9% - (continued)
	Netherlands - 0.6% - (continued)
	United Group B.V.
EUR 1,750,000	3.63%, 02/15/2028(6)	$ 1,937,184
545,000	4.00%, 11/15/2027(1)	615,845
	Volkswagen International Finance N.V.
2,100,000	3.38%, 06/27/2024, (3.38% fixed rate until 06/27/2024; 6 mo. EURIBOR +2.970% thereafter)(6)(9)(10)	2,566,764
1,503,000	5.13%, 09/04/2023, (5.12% fixed rate until 09/04/2023; 1 mo. EURIBOR + 3.350% thereafter)(6)(9)(10)	1,869,363
		23,599,102
	Panama - 0.1%
	Carnival Corp.
$ 2,435,000	6.00%, 05/01/2029(1)	2,439,870
1,265,000	9.88%, 08/01/2027(1)	1,456,331
		3,896,201
	Spain - 0.4%
	Lorca Telecom Bondco S.A.
EUR 8,595,000	4.00%, 09/18/2027(1)	9,996,428
6,475,000	4.00%, 09/18/2027(6)	7,530,758
		17,527,186
	Switzerland - 0.2%
	Credit Suisse Group AG
$ 1,475,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(9)(10)	1,585,625
7,175,000	7.50%, 12/11/2023, (7.50% fixed rate until 12/11/2023; 5 year USD Swap + 4.598% thereafter)(6)(9)(10)	7,820,750
		9,406,375
	United Kingdom - 0.2%
7,375,000	Sky Ltd. 3.13%, 11/26/2022(1)	7,590,877
	United States - 10.5%
7,370,000	Abbott Laboratories 2.95%, 03/15/2025	7,797,334
	AbbVie, Inc.
6,995,000	2.15%, 11/19/2021	7,000,992
2,190,000	3.38%, 11/14/2021	2,192,079
610,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	622,200
600,000	Acrisure LLC / Acrisure Finance, Inc. 10.13%, 08/01/2026(1)	663,000
3,590,000	Alabama Power Co. 2.45%, 03/30/2022	3,615,128
	Ambience Merger Sub, Inc.
185,000	4.88%, 07/15/2028(1)	181,637
195,000	7.13%, 07/15/2029(1)	187,906
	American Tower Corp.
4,315,000	2.40%, 03/15/2025	4,445,309
770,000	2.95%, 01/15/2025	807,024
1,000,000	4.00%, 06/01/2025	1,081,648
1,085,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(1)	1,133,825
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 13.9% - (continued)
	United States - 10.5% - (continued)
	Apache Corp.
$ 1,370,000	4.38%, 10/15/2028	$ 1,469,832
2,060,000	4.63%, 11/15/2025	2,220,659
1,275,000	APX Group, Inc. 5.75%, 07/15/2029(1)	1,263,844
725,000	Artera Services LLC 9.03%, 12/04/2025(1)	773,938
	AT&T, Inc.
EUR 2,535,000	1.45%, 06/01/2022	2,947,896
2,714,000	2.65%, 12/17/2021	3,149,161
$ 3,015,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	3,127,912
EUR 1,585,000	Ball Corp. 1.50%, 03/15/2027	1,857,571
$ 455,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(1)(8)	438,484
3,775,000	Becton Dickinson and Co. 3.73%, 12/15/2024	4,048,608
1,720,000	Berry Global, Inc. 4.88%, 07/15/2026(1)	1,801,700
595,000	Bloomin' Brands, Inc. / OSI Restaurant Partners LLC 5.13%, 04/15/2029(1)	588,128
18,525,000	Boeing Co. 4.51%, 05/01/2023	19,424,716
950,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	944,063
	Brighthouse Financial Global Funding
3,225,000	0.81%, 04/12/2024, 3 mo. USD SOFR + 0.760%(1)(2)	3,251,026
945,000	1.00%, 04/12/2024(1)	942,742
8,115,000	Broadcom, Inc. 3.42%, 04/15/2033(1)	8,377,380
	Buckeye Partners L.P.
900,000	4.13%, 03/01/2025(1)	922,500
895,000	4.50%, 03/01/2028(1)	883,813
3,375,000	CenterPoint Energy, Inc. 2.50%, 09/01/2022	3,424,432
	Charter Communications Operating LLC / Charter Communications Operating Capital
4,756,000	4.50%, 02/01/2024	5,100,137
9,300,000	4.91%, 07/23/2025	10,343,065
	CHS/Community Health Systems, Inc.
970,000	4.75%, 02/15/2031(1)	967,459
1,035,000	5.63%, 03/15/2027(1)	1,083,076
2,645,000	6.63%, 02/15/2025(1)	2,750,800
8,460,000	Cigna Corp. 4.13%, 11/15/2025	9,306,345
	Cinemark USA, Inc.
3,240,000	5.25%, 07/15/2028(1)	3,161,041
590,000	5.88%, 03/15/2026(1)	591,475
	Continental Resources, Inc.
730,000	4.38%, 01/15/2028	796,613
785,000	4.90%, 06/01/2044	890,700
570,000	5.75%, 01/15/2031(1)	682,575
670,000	Cornerstone Building Brands, Inc. 6.13%, 01/15/2029(1)	695,125
3,300,000	Crown Castle International Corp. 3.20%, 09/01/2024	3,475,950
578,000	CVS Health Corp. 3.70%, 03/09/2023	600,335
	Discovery Communications LLC
4,185,000	2.95%, 03/20/2023	4,308,709
1,750,000	3.80%, 03/13/2024	1,855,875
	Dominion Energy, Inc.
4,970,000	2.45%, 01/15/2023(1)	5,080,034
4,365,000	3.30%, 03/15/2025	4,635,831

The accompanying notes are an integral part of these financial statements.
206

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 13.9% - (continued)
	United States - 10.5% - (continued)
$ 4,132,000	DT Midstream, Inc. 4.13%, 06/15/2029(1)	$ 4,161,544
395,000	Dun & Bradstreet Corp. 10.25%, 02/15/2027(1)	423,835
5,150,000	Eli Lilly & Co. 2.35%, 05/15/2022	5,207,688
2,111,000	EnLink Midstream LLC 5.63%, 01/15/2028(1)	2,238,362
	EQM Midstream Partners L.P.
925,000	4.50%, 01/15/2029(1)	948,125
705,000	4.75%, 01/15/2031(1)	729,904
1,135,000	6.00%, 07/01/2025(1)	1,231,475
930,000	6.50%, 07/15/2048	1,106,161
	EQT Corp.
690,000	3.13%, 05/15/2026(1)	695,175
930,000	3.90%, 10/01/2027	992,310
	ERAC USA Finance LLC
937,000	2.60%, 12/01/2021(1)	937,000
1,550,000	3.30%, 10/15/2022(1)	1,588,208
2,325,000	Exelon Corp. 3.95%, 06/15/2025	2,511,279
EUR 23,275,000	Fidelity National Information Services, Inc. 0.63%, 12/03/2025	27,239,369
$ 1,950,000	Fiserv, Inc. 2.75%, 07/01/2024	2,035,546
6,575,000	Ford Motor Co. 8.50%, 04/21/2023	7,209,487
	Ford Motor Credit Co. LLC
3,928,000	2.98%, 08/03/2022	3,958,481
500,000	3.09%, 01/09/2023	508,400
5,885,000	3.37%, 11/17/2023	6,039,481
399,000	4.06%, 11/01/2024	418,431
6,950,000	4.14%, 02/15/2023	7,137,650
2,585,000	5.13%, 06/16/2025	2,804,725
501,000	5.58%, 03/18/2024	538,575
7,325,000	Fox Corp. 3.05%, 04/07/2025	7,734,862
	Freedom Mortgage Corp.
850,000	6.63%, 01/15/2027(1)	805,375
1,150,000	7.63%, 05/01/2026(1)	1,121,250
700,000	8.13%, 11/15/2024(1)	706,636
2,040,000	8.25%, 04/15/2025(1)	2,060,400
3,725,000	Frontier Communications Corp. 5.88%, 11/01/2029	3,711,031
10,590,000	General Motors Co. 5.40%, 10/02/2023	11,459,489
	Genworth Holdings, Inc.
660,000	4.80%, 02/15/2024	674,791
1,525,000	4.90%, 08/15/2023	1,559,312
	Global Payments, Inc.
1,495,000	2.65%, 02/15/2025	1,550,852
825,000	3.75%, 06/01/2023	857,362
2,975,000	4.00%, 06/01/2023	3,120,463
1,215,000	HCA, Inc. 7.50%, 11/15/2095	1,813,995
4,180,000	Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	4,446,463
2,025,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	2,102,937
5,350,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)	4,806,386
EUR 2,015,000	IQVIA, Inc. 2.25%, 01/15/2028(1)	2,320,908
	L Brands, Inc.
$ 15,000	5.25%, 02/01/2028	16,170
1,095,000	6.63%, 10/01/2030(1)	1,226,071
740,000	Lumen Technologies, Inc. 5.38%, 06/15/2029(1)	742,775
	Macy's Retail Holdings LLC
26,000	2.88%, 02/15/2023	26,260
255,000	3.63%, 06/01/2024(11)	263,530
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 13.9% - (continued)
	United States - 10.5% - (continued)
$ 475,000	5.88%, 04/01/2029(1)(11)	$ 506,201
1,575,000	Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025(1)	1,524,946
5,875,000	McDonald's Corp. 3.30%, 07/01/2025	6,273,513
1,205,000	Meritor, Inc. 4.50%, 12/15/2028(1)	1,198,975
	Michaels Cos., Inc.
1,595,000	5.25%, 05/01/2028(1)	1,610,950
565,000	7.88%, 05/01/2029(1)	570,650
615,000	MicroStrategy, Inc. 6.13%, 06/15/2028(1)(11)	631,070
1,990,000	Midcap Financial Issuer Trust 6.50%, 05/01/2028(1)	2,064,625
	Mozart Debt Merger Sub, Inc.
2,335,000	3.88%, 04/01/2029(1)	2,325,006
1,048,000	5.25%, 10/01/2029(1)	1,063,720
4,500,000	Netflix, Inc. 5.88%, 02/15/2025	5,094,405
12,956,000	NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	13,594,645
2,680,000	Nielsen Finance LLC / Nielsen Finance Co. 4.50%, 07/15/2029(1)	2,620,370
	Novelis Corp.
780,000	3.25%, 11/15/2026(1)	778,050
800,000	3.88%, 08/15/2031(1)	781,040
	Occidental Petroleum Corp.
750,000	3.20%, 08/15/2026	759,375
1,100,000	3.40%, 04/15/2026	1,122,374
2,848,000	4.20%, 03/15/2048	2,775,461
510,000	5.50%, 12/01/2025	560,949
545,000	6.13%, 01/01/2031	652,638
745,000	OT Merger Corp. 7.88%, 10/15/2029	733,825
	Ovintiv Exploration, Inc.
685,000	5.38%, 01/01/2026	762,965
725,000	5.63%, 07/01/2024	798,207
2,500,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(1)	2,581,250
1,620,000	PennyMac Financial Services, Inc. 5.75%, 09/15/2031(1)	1,593,675
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,000,000	2.70%, 03/14/2023(1)	1,024,277
4,815,000	3.38%, 02/01/2022(1)	4,826,514
2,225,000	3.45%, 07/01/2024(1)	2,352,062
1,083,000	3.90%, 02/01/2024(1)	1,146,055
1,625,000	4.25%, 01/17/2023(1)	1,692,672
6,865,000	PepsiCo, Inc. 2.25%, 03/19/2025	7,141,156
	PetSmart, Inc.
250,000	4.75%, 02/15/2028(1)	256,875
250,000	7.75%, 02/15/2029(1)	270,180
650,000	Photo Holdings Merger Sub, Inc. 8.50%, 10/01/2026(1)	682,435
1,280,000	Presidio Holdings, Inc. 8.25%, 02/01/2028(1)	1,360,000
2,400,000	Southern Co. 2.95%, 07/01/2023	2,478,387
2,980,000	Sprint Communications, Inc. 6.00%, 11/15/2022	3,125,960
17,650,000	Sprint Corp. 7.88%, 09/15/2023	19,569,437
	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3,202,500	4.74%, 03/20/2025(1)	3,378,637
4,660,000	5.15%, 09/20/2029(1)	5,259,975
	Staples, Inc.
2,950,000	7.50%, 04/15/2026(1)	2,979,500
900,000	10.75%, 04/15/2027(1)	859,500

The accompanying notes are an integral part of these financial statements.
207

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 13.9% - (continued)
	United States - 10.5% - (continued)
$ 670,000	Stericycle, Inc. 3.88%, 01/15/2029(1)	$ 659,950
2,010,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,989,900
5,600,000	T-Mobile USA, Inc. 2.25%, 02/15/2026	5,635,000
950,000	TransDigm, Inc. 5.50%, 11/15/2027	972,562
1,435,000	United Wholesale Mortgage LLC 5.50%, 11/15/2025(1)	1,427,825
	Venture Global Calcasieu Pass LLC
865,000	3.88%, 08/15/2029(1)	881,608
750,000	4.13%, 08/15/2031(1)	776,213
22,985,000	Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(1)	23,287,711
725,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(1)	749,469
1,125,000	WW International, Inc. 4.50%, 04/15/2029(1)	1,077,187
865,000	Xerox Corp. 4.07%, 03/17/2022	874,126
		431,414,219
	Total Corporate Bonds (cost $558,203,550)	$ 572,116,746
FOREIGN GOVERNMENT OBLIGATIONS - 63.1%
	Argentina - 0.0%
	Argentine Republic Government International Bond
850,000	1.13%, 07/09/2035(3)	$ 263,509
850,000	2.50%, 07/09/2041(3)	292,825
		556,334
	Australia - 6.6%
	Australia Government Bond
AUD 44,192,000	1.75%, 06/21/2051(6)	26,320,473
142,376,000	2.75%, 11/21/2027(6)	113,647,026
43,898,000	2.75%, 05/21/2041(6)	33,287,085
26,772,000	3.00%, 03/21/2047(6)	20,925,383
73,792,000	4.75%, 04/21/2027(6)	64,588,035
19,219,000	Queensland Treasury Corp. 1.50%, 03/02/2032(1)(6)	13,239,156
		272,007,158
	Canada - 17.6%
CAD 51,125,000	Canada Housing Trust No. 1 1.95%, 12/15/2025(1)	41,884,082
	Canadian Government Bond
86,012,000	0.25%, 11/01/2022	69,139,790
123,417,000	0.25%, 08/01/2023	98,406,010
102,523,000	0.25%, 04/01/2024	81,088,933
171,525,000	1.25%, 03/01/2025	138,453,494
115,002,000	2.00%, 09/01/2023	94,518,430
9,203,000	2.00%, 12/01/2051	7,454,884
187,086,000	2.25%, 03/01/2024	155,080,326
49,801,000	Province of Ontario Canada 2.65%, 02/05/2025	41,757,350
		727,783,299
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 63.1% - (continued)
	China - 4.8%
	China Development Bank
CNY 171,500,000	3.66%, 03/01/2031	$ 27,414,861
996,730,000	3.70%, 10/20/2030	159,659,150
71,150,000	China Government Bond 3.72%, 04/12/2051	11,549,909
		198,623,920
	Colombia - 0.2%
$ 10,421,000	Colombia Government International Bond 3.00%, 01/30/2030	9,830,338
	Hungary - 0.1%
EUR 4,800,000	Hungary Government International Bond 1.50%, 11/17/2050(6)	5,104,563
	Japan - 12.2%
	Japan Treasury Discount Bill
JPY 18,411,400,000	(0.14%), 01/06/2022(12)	161,571,788
6,106,550,000	(0.12%), 11/29/2021(12)	53,582,703
15,132,600,000	(0.12%), 01/17/2022(12)	132,802,366
4,729,650,000	(0.12%), 01/24/2022(12)	41,507,799
12,927,150,000	(0.11%), 01/31/2022(12)	113,452,090
		502,916,746
	Mexico - 0.2%
$ 7,155,000	Mexico Government International Bond 4.28%, 08/14/2041	7,435,548
	New Zealand - 1.4%
	Housing New Zealand Ltd.
NZD 8,200,000	1.53%, 09/10/2035(6)	4,718,056
26,240,000	3.36%, 06/12/2025(6)	19,180,071
46,779,000	New Zealand Government Bond 2.75%, 05/15/2051	31,825,619
		55,723,746
	Norway - 5.7%
	Norway Government Bond
NOK 659,109,000	1.50%, 02/19/2026(1)(6)	77,779,528
43,948,000	1.75%, 09/06/2029(1)(6)	5,227,418
1,237,584,000	3.00%, 03/14/2024(1)(6)	151,985,259
		234,992,205
	Romania - 0.3%
	Romanian Government International Bond
EUR 6,235,000	1.38%, 12/02/2029(1)	6,944,522
5,570,000	2.00%, 04/14/2033(1)	6,020,389
		12,964,911
	Serbia - 0.2%
6,075,000	Serbia International Bond 1.65%, 03/03/2033(1)	6,592,559
	South Korea - 8.0%
	Korea Treasury Bond
KRW 115,821,760,000	1.25%, 03/10/2026	94,187,094
94,542,680,000	1.38%, 09/10/2024	79,046,717

The accompanying notes are an integral part of these financial statements.
208

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 63.1% - (continued)
	South Korea - 8.0% - (continued)
KRW 68,977,340,000	1.50%, 03/10/2025	$ 57,530,227
115,298,380,000	2.25%, 06/10/2025	98,333,036
		329,097,074
	Supranational - 2.6%
	European Union
EUR 88,353,000	0.00%, 03/04/2026(6)(7)	103,105,941
3,007,000	0.70%, 07/06/2051(6)	3,684,358
		106,790,299
	Sweden - 3.2%
SEK 1,126,450,000	Kommuninvest I Sverige AB 1.00%, 11/13/2023(6)	133,260,550
	Total Foreign Government Obligations (cost $2,590,998,454)	$ 2,603,679,250
SENIOR FLOATING RATE INTERESTS - 3.4%
	Canada - 0.1%
$ 960,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	$ 969,398
805,000	Great Canadian Gaming Corp. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 4.000%(13)	808,623
		1,778,021
	Cayman Islands - 0.0%
1,010,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	1,051,349
	France - 0.0%
EUR 573,499	Numericable Group S.A. 3.00%, 07/31/2025, 3 mo. EURIBOR + 3.000%	644,667
	Ireland - 0.1%
2,325,000	Virgin Media Ireland Ltd. 3.50%, 07/15/2029, 3 mo. EURIBOR + 3.500%	2,669,370
	Luxembourg - 0.0%
$ 1,004,950	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	1,006,588
	Sweden - 0.1%
	Anticimex International AB
590,000	0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(13)	589,263
EUR 890,000	3.75%, 07/21/2028, 1 mo. USD LIBOR + 3.750%	1,029,488
2,485,000	Verisure Holding AB 3.25%, 07/20/2026, 3 mo. EURIBOR + 3.250%	2,850,224
		4,468,975
	United Kingdom - 0.5%
1,230,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	1,420,358
$ 2,576,862	Crown Finance U.S., Inc. 3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	2,120,757
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.4% - (continued)
	United Kingdom - 0.5% - (continued)
	Froneri International Ltd.
$ 720,875	2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	$ 710,156
EUR 1,645,000	2.63%, 01/29/2027, 3 mo. EURIBOR + 2.625%	1,854,079
585,000	LGC Group Holdings Ltd. 3.00%, 04/21/2027, 3 mo. EURIBOR + 3.000%	661,301
$ 2,715,796	Loire Finco Luxembourg S.a.r.l. 3.25%, 04/21/2027, 1 mo. USD LIBOR + 3.250%	2,661,481
	Lorca Finco plc
EUR 1,730,000	0.00%, 09/17/2027, 1 mo. USD LIBOR + 3.750%(13)	1,985,441
2,715,000	4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%	3,136,405
3,505,000	Verisure Holding AB 3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%	4,017,177
		18,567,155
	United States - 2.6%
$ 975,150	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	961,498
2,115,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	2,106,730
3,530,000	ASP Blade Holdings, Inc. 0.00%, 10/13/2028, 1 mo. USD LIBOR + 4.000%(13)	3,534,412
	Asurion LLC
1,649,385	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%	1,644,916
240,326	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	237,809
1,920,350	3.34%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	1,901,147
2,215,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	2,205,896
2,385,000	5.34%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	2,373,576
	Blackhawk Network Holdings, Inc.
2,897,662	3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	2,872,308
600,000	7.13%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	594,000
6,411,230	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	6,351,413
2,803,087	Caesars Resort Collection LLC 2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	2,788,791
2,045,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(13)	2,040,746
111,466	Crown Finance U.S., Inc. 9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%	119,547
1,731,840	CSC Holdings LLC 2.59%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,695,039
	DCert Buyer, Inc.
2,818,539	4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	2,818,849

The accompanying notes are an integral part of these financial statements.
209

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.4% - (continued)
	United States - 2.6% - (continued)
$ 985,000	7.09%, 02/16/2029, 1 mo. USD LIBOR + 7.000%	$ 992,210
1,395,343	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	1,389,119
1,042,388	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	1,023,708
2,843,792	Epicor Software Corp. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	2,840,010
3,911,406	EVO Payments International LLC 3.34%, 12/22/2023, 3 mo. USD LIBOR + 3.250%	3,905,695
1,480,000	Filtration Group Corp. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 3.750%(13)	1,477,410
2,840,348	Flex Acquisition Co., Inc. 3.13%, 06/29/2025, 3 mo. USD LIBOR + 3.000%	2,816,944
1,845,725	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	1,842,034
697,265	Hertz Corp. 0.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(13)	697,906
2,900,019	Hub International Ltd. 2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%	2,866,408
1,117,589	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	1,117,935
1,285,288	IRB Holding Corp. 4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%	1,284,375
	LBM Acquisition LLC
623,333	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(13)	614,501
1,243,542	3.88%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,225,921
1,609,752	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,586,942
2,448,863	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%	2,448,863
5,191,452	MH Sub LLC 3.50%, 09/13/2024, 3 mo. USD LIBOR + 3.500%	5,170,478
	Mitchell International, Inc.
3,445,000	4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	3,412,272
630,000	7.00%, 10/15/2029, 1 mo. USD LIBOR + 6.500%	634,568
1,206,975	Panther Commercial Holdings L.P. 5.00%, 01/07/2028, 1 mo. USD LIBOR + 5.000%	1,209,992
973,475	PODS LLC 3.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	971,655
	Polaris Newco LLC
EUR 1,045,000	4.00%, 06/02/2028, 3 mo. EURIBOR + 4.000%	1,205,507
$ 2,825,000	4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	2,830,424
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.4% - (continued)
	United States - 2.6% - (continued)
$ 1,947,483	Post Holdings, Inc. 4.75%, 10/21/2024, 1 mo. USD LIBOR + 4.000%	$ 1,953,813
2,300,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	2,289,535
2,240,000	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%	2,234,624
3,185,641	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%	3,170,796
3,580,000	Shutterfly, Inc. 5.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	3,538,830
1,045,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	1,112,340
2,478,787	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%	2,478,093
3,655,114	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	3,509,275
2,498,737	Tecta America Corp. 5.00%, 04/01/2028, 1 mo. USD LIBOR + 4.250%	2,501,861
1,225,000	TPG Elf Purchaser LLC 0.00%, 10/14/2028, 1 mo. USD LIBOR + 3.500%(13)	1,223,469
3,643,200	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	3,613,909
3,206,962	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	3,166,875
		108,604,974
	Total Senior Floating Rate Interests (cost $138,481,410)	$ 138,791,099
U.S. GOVERNMENT AGENCIES - 0.9%
	United States - 0.9%
	FHLMC - 0.7%
1,255	1.35%, 01/25/2030(4)(5)	$ 123
14,895,000	1.66%, 07/25/2041(4)(5)	365,093
3,690,853	1.72%, 09/25/2041(4)(5)	107,057
2,709,712	1.77%, 01/25/2048(4)(5)	215,414
760,289	1.85%, 07/25/2041, 3 mo. USD SOFR + 1.800%(1)(2)	764,103
1,730,000	1.85%, 01/25/2051, 3 mo. USD SOFR + 1.800%(1)(2)	1,731,629
5,047,170	1.87%, 11/25/2047(4)(5)	632,239
6,240,000	1.92%, 03/25/2048(4)(5)	843,136
2,067,394	1.94%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(2)	2,076,123
5,823,080	1.95%, 10/25/2047(4)(5)	764,347
1,479,915	2.02%, 09/25/2046(4)(5)	201,517
1,410,000	2.05%, 12/25/2050, 3 mo. USD SOFR + 2.000%(1)(2)	1,420,565
215,649	2.05%, 01/25/2051, 3 mo. USD SOFR + 2.000%(1)(2)	217,266
2,075,000	2.10%, 08/25/2047(4)(5)	290,720
7,245,592	2.11%, 06/25/2044(4)(5)	638,480
6,087,872	2.21%, 01/25/2042(4)(5)	287,291
1,465,000	2.24%, 11/25/2048, 1 mo. USD LIBOR + 2.150%(1)(2)	1,465,912
3,742,315	2.31%, 12/25/2045(4)(5)	527,425

The accompanying notes are an integral part of these financial statements.
210

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.9% - (continued)
	United States - 0.9% - (continued)
	FHLMC - 0.7% - (continued)
$ 1,070,000	2.32%, 01/25/2046(4)(5)	$ 153,366
2,303,019	2.39%, 09/25/2030, 1 mo. USD LIBOR + 2.300%(2)	2,322,310
560,212	2.54%, 12/25/2042, 1 mo. USD LIBOR + 2.450%(2)	563,738
1,092,419	2.54%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(1)(2)	1,108,812
1,038,099	2.60%, 04/25/2028(4)(5)	153,052
1,671,418	2.74%, 01/25/2049, 1 mo. USD LIBOR + 2.650%(1)(2)	1,691,287
775,000	2.79%, 04/25/2031(4)(5)	166,766
1,776,320	2.80%, 10/25/2055(4)(5)	412,082
5,376,907	3.00%, 05/15/2034(5)	423,636
2,570,000	3.04%, 11/25/2049, 1 mo. USD LIBOR + 2.950%(1)(2)	2,583,352
2,422,822	3.50%, 01/15/2033(5)	274,618
1,147,437	3.50%, 05/15/2036(5)	145,855
1,809,182	3.82%, 02/25/2041(4)(5)	15,438
356,361	4.34%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	367,448
1,095,000	4.44%, 09/25/2030, 1 mo. USD LIBOR + 4.350%(2)	1,142,391
2,775,000	4.84%, 12/25/2029, 1 mo. USD LIBOR + 4.750%(2)	3,009,992
906,639	5.00%, 09/15/2036(5)	159,187
577,849	5.00%, 02/15/2048(5)	114,113
		27,355,883
	FNMA - 0.1%
3,254,061	3.00%, 01/25/2028(5)	207,382
2,890,168	3.50%, 04/25/2028(5)	197,865
2,240,430	4.00%, 01/25/2028(5)	165,640
932,596	4.00%, 04/25/2032(5)	105,998
2,400,698	4.50%, 03/25/2048(5)	384,228
3,047,969	4.50%, 05/25/2049(5)	472,991
1,743,771	5.50%, 09/25/2044(5)	352,160
774,069	5.50%, 06/25/2048(5)	147,903
2,608,516	6.50%, 03/25/2045(5)	638,294
		2,672,461
	GNMA - 0.1%
2,590,829	3.50%, 10/20/2029(5)	222,645
2,392,648	3.50%, 01/20/2030(5)	213,758
2,657,314	3.50%, 11/20/2031(5)	224,024
664,436	4.00%, 01/16/2046(5)	81,832
3,541,118	4.50%, 12/16/2039(5)	523,272
196,155	4.50%, 04/20/2045(5)	28,886
3,074,283	4.50%, 08/20/2045(5)	487,087
1,024,793	5.00%, 05/16/2044(5)	158,836
311,114	5.00%, 07/16/2044(5)	57,443
946,719	5.00%, 12/16/2045(5)	153,651
1,547,004	5.00%, 07/16/2047(5)	278,741
753,267	5.00%, 09/20/2047(5)	131,007
841,710	5.00%, 11/16/2047(5)	149,382
1,702,350	5.00%, 06/20/2048(5)	270,440
3,252,993	5.50%, 11/16/2046(5)	659,735
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 0.9% - (continued)
	United States - 0.9% - (continued)
	GNMA - 0.1% - (continued)
$ 673,008	5.50%, 02/20/2047(5)	$ 105,380
1,114,304	5.86%, 07/20/2039(4)(5)	137,226
1,333,674	6.00%, 09/20/2045(5)	273,305
		4,156,650
	SLC Student Loan Trust - 0.0%
666,061	SLC Student Loan Trust 1.02%, 06/15/2021, 3 mo. USD LIBOR + 0.900%(2)	660,416
		660,416
	SLM Student Loan Trust - 0.0%
1,319,277	SLM Student Loan Trust 0.87%, 04/25/2023, 3 mo. USD LIBOR + 0.750%(2)	1,303,834
		1,303,834
	Total U.S. Government Agencies (cost $38,601,093)	$ 36,149,244
U.S. GOVERNMENT SECURITIES - 6.6%
	United States - 6.6%
	U.S. Treasury Bonds - 1.7%
50,986,000	0.01%, 11/15/2050	$ 28,803,376
17,332,000	2.25%, 08/15/2049	18,445,040
18,461,000	3.00%, 02/15/2047	22,371,703
		69,620,119
	U.S. Treasury Notes - 4.9%
97,350,100	0.38%, 08/15/2024(14)	96,445,048
39,617,000	1.75%, 04/30/2022(14)	39,941,983
62,936,000	2.25%, 02/15/2027(14)(15)(16)	66,173,762
		202,560,793
	Total U.S. Government Securities (cost $272,162,372)	$ 272,180,912
COMMON STOCKS - 0.0%
	United States - 0.0%
2,270	Foresight Energy LLC	$ 30,638
	Total Common Stocks (cost $9,487)	$ 30,638
ESCROWS - 0.1%
	Spain - 0.1%
2,150,000	Grifols Escrow Issuer S.A. Expires 10/15/2028(1)	$ 2,484,803

The accompanying notes are an integral part of these financial statements.
211

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
ESCROWS - 0.1% - (continued)
	United States - 0.0%
615,000	Scripps Escrow, Inc. Expires 01/15/2029(1)		$ 611,925
	Total Escrows (cost $3,129,412)		$ 3,096,728
	Total Long-Term Investments (cost $3,887,468,746)		$ 3,912,428,707
SHORT-TERM INVESTMENTS - 3.1%
	Repurchase Agreements - 3.1%
125,653,299	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $125,653,404; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $128,166,390		$ 125,653,299
	Securities Lending Collateral - 0.0%
8,246	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(17)		8,246
1,265,934	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(17)		1,265,934
90,885	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(17)		90,885
			1,365,065
	Total Short-Term Investments (cost $127,018,364)		$ 127,018,364
	Total Investments Excluding Purchased Options (cost $4,014,487,110)	98.0%	$ 4,039,447,071
	Total Purchased Options (cost $1,571,497)	0.0%	$ 226,889
	Total Investments (cost $4,016,058,607)	98.0%	$ 4,039,673,960
	Other Assets and Liabilities	2.0%	84,219,906
	Total Net Assets	100.0%	$ 4,123,893,866
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $786,158,340, representing 19.1% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Securities disclosed are interest-only strips.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $819,753,030, representing 19.9% of net assets.
(7)	Security is a zero-coupon bond.
(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(9)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(10)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(11)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(12)	The rate shown represents current yield to maturity.
(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(14)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2021, the market value of securities pledged was $6,250,708.
(15)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2021, the market value of securities pledged was $25,550,121.
(16)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $21,028,906.
(17)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
212

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Option Contracts Outstanding at October 31, 2021
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Call
USD Call/CHF Put	GSC	0.94	USD	11/11/2021	106,622,000	USD	106,622,000	$ 13,541	$ 297,902	$ (284,361)
Put
NZD Put/USD Call	MSC	0.67	NZD	12/17/2021	151,205,000	NZD	151,205,000	$ 108,353	$ 509,069	$ (400,716)
NZD Put/USD Call	MSC	0.67	NZD	12/17/2021	151,205,000	NZD	151,205,000	104,995	764,526	(659,531)
Total Put								$ 213,348	$ 1,273,595	$ (1,060,247)
Total purchased OTC option contracts								$ 226,889	$ 1,571,497	$ (1,344,608)

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
3-Month Bank Bill Future	2,842	12/08/2022	$ 2,129,545,985	$ (6,171,161)
3-Month Sterling Future	3,210	12/21/2022	541,415,680	(5,010,344)
3-Month Sterling Future	965	09/20/2023	162,704,256	(298,560)
U.S. Treasury 10-Year Ultra Future	255	12/21/2021	36,982,969	(368,373)
Total				$ (11,848,438)
Short position contracts:
3-Month Sterling Future	965	09/18/2024	$ 163,009,657	$ 158,023
90-Day Euro Future	2,019	12/19/2022	500,358,675	1,850,907
Australian 10-Year Bond Future	555	12/15/2021	56,300,295	3,605,565
Canadian Government 10-Year Bond Future	50	12/20/2021	5,694,489	39,434
Canadian Government 5-Year Bond Future	122	12/20/2021	12,093,536	274,583
Euro-BOBL Future	3,109	12/08/2021	480,733,921	2,103,196
Euro-BTP Future	36	12/08/2021	6,169,987	(7,112)
Euro-BUND Future	546	12/08/2021	106,113,297	929,192
Euro-BUXL 30-Year Bond Future	168	12/08/2021	40,585,583	(3,309)
Euro-OAT Future	429	12/08/2021	81,331,527	1,939,766
Euro-Schatz Future	194	12/08/2021	25,108,595	74,571
Long Gilt Future	635	12/29/2021	108,559,190	325,056
U.S. Treasury 2-Year Note Future	4,712	12/31/2021	1,033,106,000	941,135
U.S. Treasury 5-Year Note Future	2,032	12/31/2021	247,396,000	248,228
U.S. Treasury 10-Year Note Future	2,128	12/21/2021	278,136,250	940,619
U.S. Treasury Long Bond Future	37	12/21/2021	5,951,219	97,373
U.S. Treasury Ultra Bond Future	154	12/21/2021	30,246,563	(37,838)
Total				$ 13,479,389
Total futures contracts				$ 1,630,951

OTC Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.BBB-.12	MSC	USD	1,290,000	(3.00%)	08/17/2061	Monthly	$ 87,911	$ —	$ 63,878	$ (24,033)
CMBX.NA.BBB-.12	CBK	USD	2,110,000	(3.00%)	08/17/2061	Monthly	142,965	—	104,482	(38,483)
CMBX.NA.BBB-.13	MSC	USD	3,250,000	(3.00%)	12/16/2072	Monthly	242,947	—	174,551	(68,396)
Total OTC credit default swap contracts							$ 473,823	$ —	$ 342,911	$ (130,912)

The accompanying notes are an integral part of these financial statements.
213

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Interest Rate Swap Contracts Outstanding at October 31, 2021
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BOA	3 Mo. CNY CNRR	2.88% Fixed	CNY	24,947,000	09/15/2026	Quarterly	$ 837	$ —	$ 46,721	$ 45,884
GSC	3 Mo. South Korean Won	1.73% Fixed	KRW	51,786,178,000	12/15/2026	Quarterly	—	—	(1,098,371)	(1,098,371)
JPM	3 Mo. CNY CNRR	2.86% Fixed	CNY	199,394,000	09/15/2026	Quarterly	—	—	344,141	344,141
JPM	3 Mo. CNY CNRR	2.86% Fixed	CNY	81,991,000	09/15/2026	Quarterly	—	—	141,511	141,511
JPM	3 Mo. South Korean Won	1.76% Fixed	KRW	26,870,554,000	12/15/2031	Quarterly	—	—	(967,343)	(967,343)
MSC	12 Mo. EUR EURIBOR	0.51% Fixed	EUR	34,955,000	09/20/2025	Annual	119,333	—	395,863	276,530
MSC	3 Mo. South Korean Won	1.67% Fixed	KRW	34,826,802,000	12/15/2026	Quarterly	—	—	(812,383)	(812,383)
MSC	6 Mo. EUR EURIBOR	0.28% Fixed	EUR	105,166,000	06/21/2025	Annual	—	(3,810)	1,143,487	1,147,297
Total OTC interest rate swap contracts							$ 120,170	$ (3,810)	$ (806,374)	$ (922,734)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.37.V1	USD	10,900,000	(5.00%)	12/20/2026	Quarterly	$ (1,029,561)	$ (1,043,058)	$ (13,497)
ITRAXX-FINSUBS.36.V1	EUR	38,925,000	(1.00%)	12/20/2026	Quarterly	298,493	242,492	(56,001)
Total						$ (731,068)	$ (800,566)	$ (69,498)
Sell protection:
ITRAXX-FINSENS.36.V1 (B)	EUR	69,250,000	1.00%	12/20/2026	Quarterly	$ 1,730,279	$ 1,811,514	$ 81,235
Credit default swaps on single-name issues:
Buy protection:
Bouygues S.A.	EUR	12,275,000	(1.00%)	12/20/2026	Quarterly	$ (444,442)	$ (434,329)	$ 10,113
Dillard's, Inc.	USD	3,670,000	(5.00%)	12/20/2024	Quarterly	(349,729)	(512,765)	(163,036)
Kohl’s Corp.	USD	4,080,000	(1.00%)	12/20/2024	Quarterly	56,042	(27,587)	(83,629)
Total						$ (738,129)	$ (974,681)	$ (236,552)
Sell protection:
Virgin Media Finance plc (B)	EUR	12,350,000	(5.00%)	12/20/2025	Quarterly	$ 1,237,204	$ 1,779,291	$ 542,087
Total						$ 499,075	$ 804,610	$ 305,535
Total centrally cleared credit default swap contracts						$ 1,498,286	$ 1,815,558	$ 317,272

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2021
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
12 Mo. EUR EURIBOR	0.04% Fixed	EUR	42,293,000	09/16/2031	Annual	$ —	$ (643,607)	$ (852,703)	$ (209,096)
12 Mo. JPY LIBOR	0.05% Fixed	JPY	2,332,608,000	03/21/2027	Annual	6,761	—	45,215	38,454
12 Mo. JPY LIBOR	0.03% Fixed	JPY	700,616,000	03/16/2032	Annual	12,494	—	42,450	29,956
12 Mo. SONIA	0.13% Fixed	GBP	919,494,000	02/03/2022	Annual	—	(83,237)	(346,279)	(263,042)
12 Mo. SONIA	0.63% Fixed	GBP	31,218,000	06/21/2025	Annual	8,155	—	(464,907)	(473,062)
12 Mo. SONIA	0.59% Fixed	GBP	62,812,000	06/21/2025	Annual	169	—	(1,002,156)	(1,002,325)
12 Mo. SONIA	0.63% Fixed	GBP	31,268,000	09/20/2025	Annual	9,484	—	(430,815)	(440,299)
12 Mo. SONIA	0.50% Fixed	GBP	10,567,000	12/15/2026	Annual	—	(766)	401,467	402,233
12 Mo. SONIA	0.72% Fixed	GBP	15,527,000	12/20/2026	Annual	—	(31,273)	204,765	236,038
12 Mo. SONIA	0.91% Fixed	GBP	26,114,000	06/17/2031	Annual	84,433	—	(21,815)	(106,248)
12 Mo. SONIA	0.91% Fixed	GBP	39,157,000	06/17/2031	Annual	114,135	—	(45,140)	(159,275)
12 Mo. SONIA	1.16% Fixed	GBP	12,879,000	06/17/2031	Annual	—	(32,021)	(219,252)	(187,231)
12 Mo. SONIA	1.13% Fixed	GBP	29,373,000	09/16/2031	Annual	132,124	—	445,906	313,782
12 Mo. SONIA	1.00% Fixed	GBP	25,491,000	09/16/2031	Annual	—	(210,901)	(176,898)	34,003
12 Mo. SONIA	0.97% Fixed	GBP	12,920,000	09/16/2031	Annual	—	(16,410)	(65,107)	(48,697)
12 Mo. SONIA	0.78% Fixed	GBP	4,775,000	12/15/2031	Annual	—	(10,133)	125,267	135,400
12 Mo. SONIA	0.94% Fixed	GBP	39,155,000	12/15/2031	Annual	—	(286,761)	(222,357)	64,404
12 Mo. SONIA	1.06% Fixed	GBP	10,944,000	12/16/2031	Annual	—	(9,821)	(119,234)	(109,413)
The accompanying notes are an integral part of these financial statements.
214

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2021 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
12 Mo. SONIA	0.91% Fixed	GBP	12,088,000	09/17/2051	Annual	$ —	$ (92,161)	$ (609,172)	$ (517,011)
12 Mo. SONIA	1.00% Fixed	GBP	14,454,000	12/15/2051	Annual	240,587	—	(1,102,897)	(1,343,484)
3 Mo. AUD BBSW	1.16% Fixed	AUD	290,063,000	12/20/2024	Quarterly	—	(936,093)	(1,809,065)	(872,972)
3 Mo. CAD CDOR	1.47% Fixed	CAD	35,528,000	12/15/2026	Semi-Annual	30,298	—	(732,258)	(762,556)
3 Mo. CAD CDOR	1.88% Fixed	CAD	26,933,000	12/20/2026	Semi-Annual	20,907	—	(242,356)	(263,263)
3 Mo. CAD CDOR	2.00% Fixed	CAD	8,435,000	12/15/2031	Semi-Annual	42,086	—	(121,257)	(163,343)
3 Mo. NZD NZDBBR FRA	1.89% Fixed	NZD	41,857,000	03/16/2027	Semi-Annual	—	(11,048)	(1,241,277)	(1,230,229)
3 Mo. NZD NZDBBR FRA	2.66% Fixed	NZD	31,462,000	03/20/2027	Semi-Annual	74,959	—	130,725	55,766
3 Mo. NZD NZDBBR FRA	2.14% Fixed	NZD	10,029,000	03/16/2032	Semi-Annual	—	(5,644)	(434,798)	(429,154)
3 Mo. NZD NZDBBR FRA	2.81% Fixed	NZD	23,628,000	03/17/2032	Semi-Annual	41,979	—	50,396	8,417
3 Mo. SEK STIBOR	0.44% Fixed	SEK	123,003,000	12/15/2026	Annual	—	(29,993)	266,029	296,022
3 Mo. SEK STIBOR	0.69% Fixed	SEK	183,567,000	03/20/2027	Annual	—	(36,097)	(266,097)	(230,000)
3 Mo. SEK STIBOR	1.28% Fixed	SEK	755,436,000	06/17/2031	Annual	—	(16,910)	1,956	18,866
3 Mo. SEK STIBOR	1.22% Fixed	SEK	147,683,000	09/16/2031	Annual	—	(3,123)	56,681	59,804
3 Mo. USD LIBOR	1.28% Fixed	USD	210,475,000	12/20/2024	Semi-Annual	495,936	—	538,166	42,230
3 Mo. USD LIBOR	0.40% Fixed	USD	36,925,000	10/08/2025	Semi-Annual	—	(14,057)	1,014,626	1,028,683
3 Mo. USD LIBOR	0.91% Fixed	USD	21,851,000	06/21/2026	Semi-Annual	33,249	—	(411,395)	(444,644)
3 Mo. USD LIBOR	1.03% Fixed	USD	28,565,000	03/16/2027	Semi-Annual	—	(21,268)	(437,701)	(416,433)
3 Mo. USD LIBOR	2.25% Fixed	USD	27,620,000	06/17/2031	Semi-Annual	44,590	—	(446,807)	(491,397)
3 Mo. USD LIBOR	1.75% Fixed	USD	15,286,000	12/16/2031	Semi-Annual	—	(16,871)	122,882	139,753
3 Mo. USD LIBOR	1.41% Fixed	USD	6,724,000	03/16/2032	Semi-Annual	—	(22,655)	(141,699)	(119,044)
6 Mo. AUD BBSW	0.97% Fixed	AUD	37,562,000	12/15/2026	Semi-Annual	9,152	—	(1,107,187)	(1,116,339)
6 Mo. AUD BBSW	1.38% Fixed	AUD	28,943,000	03/20/2027	Semi-Annual	15,357	—	(521,841)	(537,198)
6 Mo. AUD BBSW	1.72% Fixed	AUD	8,902,000	12/15/2031	Semi-Annual	25,310	—	(274,586)	(299,896)
6 Mo. EUR EURIBOR	0.22% Fixed	EUR	11,759,000	12/15/2026	Annual	—	(62,981)	189,437	252,418
6 Mo. EUR EURIBOR	0.47% Fixed	EUR	91,023,000	06/17/2031	Annual	5,944	—	(124,509)	(130,453)
6 Mo. EUR EURIBOR	0.44% Fixed	EUR	41,583,000	06/17/2031	Annual	36,797	—	(135,106)	(171,903)
6 Mo. EUR EURIBOR	0.41% Fixed	EUR	42,035,000	06/17/2031	Annual	—	(21,136)	(212,609)	(191,473)
6 Mo. EUR EURIBOR	0.50% Fixed	EUR	13,810,000	09/16/2031	Annual	14,132	—	(10,898)	(25,030)
6 Mo. EUR EURIBOR	0.53% Fixed	EUR	53,072,000	09/16/2031	Annual	805,954	—	50,199	(755,755)
6 Mo. EUR EURIBOR	0.16% Fixed	EUR	5,269,000	12/15/2031	Annual	—	(14,615)	84,143	98,758
6 Mo. EUR EURIBOR	0.63% Fixed	EUR	18,538,000	09/17/2051	Annual	—	(783,274)	(1,381,586)	(598,312)
6 Mo. NOK NIBOR	1.84% Fixed	NOK	195,669,000	12/20/2026	Annual	3,823	—	167,255	163,432
6 Mo. NOK NIBOR	1.56% Fixed	NOK	132,467,000	03/16/2027	Annual	4,217	—	305,108	300,891
6 Mo. NOK NIBOR	1.47% Fixed	NOK	146,196,000	03/18/2031	Annual	7,991	—	430,231	422,240
6 Mo. NOK NIBOR	1.47% Fixed	NOK	62,620,000	12/15/2031	Annual	13,767	—	334,441	320,674
Total centrally cleared interest rate swaps contracts						$ 2,334,790	$ (3,412,856)	$ (10,724,419)	$ (9,646,353)

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
209,224,000	AUD	156,934,774	USD	JPM	11/04/2021	$ 457,005
4,293,000	AUD	3,092,177	USD	CIB	11/04/2021	137,294
2,181,000	AUD	1,570,017	USD	CBK	11/04/2021	70,672
5,608,000	AUD	4,200,339	USD	RBC	11/04/2021	18,360
203,329,000	AUD	153,246,572	USD	BNP	11/04/2021	(289,393)
125,915,000	AUD	94,695,887	USD	JPM	12/07/2021	37,565
125,915,000	AUD	94,999,140	USD	BNP	12/07/2021	(265,689)
90,165,000	BRL	16,614,101	USD	CBK	11/03/2021	(647,922)
69,160,000	BRL	12,337,882	USD	CBK	12/02/2021	(162,791)
974,027,000	CAD	785,885,913	USD	BNP	11/04/2021	1,140,471
4,205,000	CAD	3,373,903	USD	BCLY	11/04/2021	23,791
15,250,000	CAD	12,315,671	USD	JPM	11/04/2021	6,526
8,525,000	CAD	6,905,039	USD	SSG	11/04/2021	(16,730)
The accompanying notes are an integral part of these financial statements.
215

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
5,150,000	CAD	4,180,195	USD	BOA	11/04/2021	$ (18,928)
51,045,000	CAD	41,241,690	USD	CIBC	12/07/2021	4,702
4,345,000	CAD	3,511,378	USD	RBC	12/07/2021	(445)
5,885,000	CAD	4,768,425	USD	JPM	12/07/2021	(13,111)
3,915,000	CHF	4,240,400	USD	CBK	11/04/2021	35,925
12,050,000	CHF	13,217,908	USD	UBS	11/04/2021	(55,784)
2,432,133,000	CLP	2,953,019	USD	UBS	11/04/2021	35,373
1,728,827,000	CLP	2,107,555	USD	JPM	11/04/2021	16,677
1,026,040,000	CLP	1,244,499	USD	BNP	11/04/2021	16,209
403,401,000	CLP	500,498	USD	CBK	11/04/2021	(4,834)
2,359,100,000	CLP	2,929,104	USD	BOA	11/04/2021	(30,448)
35,301,000	CNH	5,476,250	USD	SCB	11/04/2021	31,424
14,600,000	CNH	2,287,503	USD	MSC	11/04/2021	(9,606)
48,909,000	CNH	7,659,588	USD	UBS	11/04/2021	(28,790)
92,909,000	CNH	14,549,809	USD	GSC	11/04/2021	(54,117)
1,494,294,000	CNH	233,596,066	USD	CBK	11/04/2021	(455,834)
18,299,000	CNH	2,855,469	USD	JPM	12/07/2021	(7,944)
181,873,000	CNH	28,411,885	USD	CBK	12/07/2021	(110,456)
19,044,000,000	COP	5,032,486	USD	CBK	11/04/2021	23,198
10,245,500,000	COP	2,711,167	USD	DEUT	11/04/2021	8,745
31,577,800,000	COP	8,474,987	USD	BNP	11/04/2021	(91,906)
51,719,408,000	COP	13,745,291	USD	CBK	12/07/2021	(47,241)
101,270,000	CZK	4,621,468	USD	CBK	11/04/2021	(61,127)
73,590,000	CZK	3,327,466	USD	CBK	12/07/2021	(18,455)
66,860,000	CZK	3,029,864	USD	BNP	12/07/2021	(23,470)
4,162,000	EUR	4,815,176	USD	BOA	11/04/2021	(3,531)
5,406,000	EUR	6,276,414	USD	JPM	11/04/2021	(26,593)
8,883,000	EUR	10,339,522	USD	CBA	11/04/2021	(69,979)
14,846,000	EUR	17,239,637	USD	BCLY	11/04/2021	(76,331)
120,493,000	EUR	140,326,750	USD	UBS	11/04/2021	(1,026,049)
3,551,000	EUR	4,138,823	USD	CBK	12/07/2021	(30,406)
14,846,000	EUR	17,300,786	USD	UBS	12/07/2021	(124,338)
71,567,000	EUR	83,634,177	USD	BCLY	12/07/2021	(832,958)
84,000	GBP	113,269	USD	GSC	11/04/2021	1,689
22,000	GBP	29,578	USD	BCLY	11/04/2021	530
1,983,000	GBP	2,727,607	USD	JPM	11/04/2021	(13,758)
11,129,000	GBP	15,324,633	USD	TDB	11/04/2021	(93,962)
102,000	GBP	140,403	USD	DEUT	11/30/2021	(808)
22,000	GBP	30,294	USD	TDB	12/07/2021	(183)
720,100,000	HUF	2,300,529	USD	BCLY	11/04/2021	12,549
2,926,800,000	HUF	9,462,512	USD	BOA	11/04/2021	(61,158)
2,279,288,000	HUF	7,342,783	USD	BNP	12/07/2021	(32,343)
69,280,000,000	IDR	4,832,421	USD	CBK	11/04/2021	55,772
69,280,000,000	IDR	4,865,681	USD	CBK	12/07/2021	6,913
46,006,000	ILS	14,542,556	USD	BCLY	11/04/2021	(3,607)
1,195,286,000	INR	15,979,759	USD	CBK	11/03/2021	(22,818)
1,396,557,000	INR	18,749,507	USD	JPM	11/03/2021	(105,619)
43,131,000	JPY	379,259	USD	BNP	11/04/2021	(823)
349,500,000	JPY	3,137,991	USD	BOA	11/04/2021	(71,445)
467,400,000	JPY	4,179,640	USD	MSC	11/04/2021	(78,629)
610,300,000	JPY	5,504,208	USD	CBK	11/04/2021	(149,379)
571,200,000	JPY	5,023,822	USD	BNP	12/07/2021	(10,395)
397,026,365,000	KRW	339,570,959	USD	MSC	11/04/2021	152,337
10,137,370,000	KRW	8,568,093	USD	BNP	11/04/2021	106,144
4,286,230,000	KRW	3,593,780	USD	JPM	11/04/2021	73,815
3,237,980,000	KRW	2,737,786	USD	BCLY	11/04/2021	32,854
4,889,660,000	KRW	4,177,947	USD	MSC	12/07/2021	2,482
120,850,000	MXN	5,770,838	USD	BCLY	11/04/2021	95,537
839,462,000	MXN	40,713,032	USD	GSC	11/04/2021	36,647
131,050,000	MXN	6,385,803	USD	SSG	11/04/2021	(24,293)
592,592,000	MXN	28,596,412	USD	CBK	12/07/2021	20,367
The accompanying notes are an integral part of these financial statements.
216

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
3,253,946,000	NOK	382,385,556	USD	MSC	11/04/2021	$ 2,787,325
36,690,000	NOK	4,190,006	USD	CBK	11/04/2021	153,026
36,690,000	NOK	4,285,047	USD	GSC	11/04/2021	57,985
34,750,000	NOK	4,149,135	USD	JPM	11/04/2021	(35,742)
20,690,000	NOK	2,461,036	USD	BCLY	12/07/2021	(12,566)
34,910,000	NOK	4,179,887	USD	BOA	12/07/2021	(48,612)
1,097,582,000	NOK	131,064,739	USD	MSC	12/07/2021	(1,176,086)
5,975,000	NZD	4,130,649	USD	SSG	11/04/2021	150,830
4,290,000	NZD	2,957,569	USD	JPM	11/04/2021	116,497
102,526,000	NZD	73,398,363	USD	TDB	11/04/2021	68,234
9,060,000	NZD	6,454,100	USD	BNP	11/04/2021	37,984
4,566,000	NZD	3,267,270	USD	TDB	12/07/2021	2,925
4,340,000	NZD	3,121,597	USD	SSG	12/07/2021	(13,265)
5,408,000	PEN	1,308,018	USD	CBK	11/04/2021	47,031
4,407,000	PEN	1,108,958	USD	MSC	11/04/2021	(4,724)
140,465,000	PHP	2,782,587	USD	BOA	11/04/2021	3,785
13,545,000	PLN	3,437,163	USD	BOA	11/04/2021	(42,354)
9,834,000	PLN	2,479,670	USD	BNP	12/07/2021	(16,815)
859,160,000	RUB	11,760,535	USD	GSC	11/03/2021	350,777
382,790,000	RUB	5,230,801	USD	JPM	11/03/2021	165,271
285,830,000	RUB	3,962,432	USD	CBK	11/03/2021	66,825
192,540,000	RUB	2,727,968	USD	MSC	11/03/2021	(13,792)
888,630,000	RUB	12,603,787	USD	BCLY	11/03/2021	(77,046)
1,528,650,000	RUB	21,536,652	USD	BCLY	12/07/2021	(141,801)
272,978,000	SEK	31,282,284	USD	BOA	11/04/2021	504,680
1,074,770,000	SEK	125,042,809	USD	BCLY	11/04/2021	108,944
36,600,000	SEK	4,193,204	USD	UBS	11/04/2021	68,689
1,249,716,000	SEK	146,671,845	USD	MSC	11/04/2021	(1,148,478)
35,430,000	SEK	4,124,972	USD	BOA	12/07/2021	2,362
1,075,340,000	SEK	126,252,513	USD	MSC	12/07/2021	(983,347)
10,608,000	SGD	7,793,410	USD	MSC	11/03/2021	73,003
8,835,000	SGD	6,519,145	USD	JPM	11/03/2021	32,491
3,970,000	SGD	2,935,301	USD	BNP	11/03/2021	8,672
3,658,000	SGD	2,714,596	USD	MSC	12/07/2021	(2,402)
474,737,000	THB	14,280,692	USD	SCB	11/04/2021	25,639
68,960,000	THB	2,067,456	USD	SCB	12/07/2021	10,127
62,207,000	TRY	6,891,757	USD	BCLY	11/04/2021	(432,923)
998,393,000	TRY	105,290,795	USD	GSC	11/04/2021	(1,629,547)
251,275,000	TWD	9,038,669	USD	JPM	11/04/2021	(2,763)
106,930,000	TWD	3,849,519	USD	CBK	11/04/2021	(4,291)
28,250,000	ZAR	1,856,708	USD	MSC	11/04/2021	(8,080)
52,030,000	ZAR	3,464,578	USD	UBS	11/04/2021	(59,831)
374,903,000	ZAR	24,605,101	USD	BCLY	11/04/2021	(72,139)
44,590,000	ZAR	3,003,659	USD	BNP	11/04/2021	(85,771)
92,160,000	ZAR	6,192,092	USD	BOA	11/04/2021	(161,311)
187,470,000	ZAR	12,446,739	USD	GSC	11/04/2021	(179,048)
116,070,000	ZAR	7,586,964	USD	BCLY	12/07/2021	(23,319)
65,470,000	ZAR	4,306,706	USD	BOA	12/07/2021	(40,385)
272,553,000	AUD	197,900,461	USD	MSC	11/04/2021	7,131,473
98,623,720	USD	130,821,000	AUD	BNP	11/04/2021	211,732
2,282,002	USD	3,045,000	AUD	BOA	11/04/2021	(8,643)
4,162,078	USD	5,555,000	AUD	SSG	11/04/2021	(16,751)
4,278,667	USD	5,770,000	AUD	CBK	11/04/2021	(61,899)
124,127,292	USD	165,630,000	AUD	JPM	11/04/2021	(470,270)
280,540,692	USD	386,367,000	AUD	MSC	11/04/2021	(10,109,468)
148,052,744	USD	196,234,000	AUD	BNP	12/07/2021	414,067
147,582,391	USD	196,237,000	AUD	JPM	12/07/2021	(58,544)
16,146,380	USD	90,165,000	BRL	CBK	11/03/2021	180,202
4,317,218	USD	5,380,000	CAD	GSC	11/04/2021	(29,892)
4,225,364	USD	5,380,000	CAD	CBK	11/04/2021	(121,746)
54,774,305	USD	68,786,000	CAD	SSG	11/04/2021	(805,670)
The accompanying notes are an integral part of these financial statements.
217

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
732,489,383	USD	927,611,000	CAD	MSC	11/04/2021	$ (17,032,273)
785,871,963	USD	974,027,000	CAD	BNP	12/07/2021	(1,180,621)
4,222,891	USD	3,915,000	CHF	UBS	11/04/2021	(53,434)
4,218,809	USD	3,915,000	CHF	SSG	11/04/2021	(57,516)
8,719,326	USD	8,135,000	CHF	MSC	11/04/2021	(166,474)
13,229,111	USD	12,050,000	CHF	UBS	12/07/2021	54,352
9,830,583	USD	7,949,501,000	CLP	UBS	11/04/2021	62,931
6,462,232	USD	41,597,000	CNH	JPM	11/04/2021	(27,745)
7,335,015	USD	47,422,000	CNH	GSC	11/04/2021	(63,781)
246,770,734	USD	1,596,994,000	CNH	CBK	11/04/2021	(2,392,785)
198,913,190	USD	1,273,303,000	CNH	CBK	12/07/2021	773,311
13,773,478	USD	51,719,408,000	COP	CBK	11/04/2021	43,327
2,379,661	USD	9,147,892,000	COP	BNP	11/04/2021	(48,865)
3,035,021	USD	66,860,000	CZK	BNP	11/04/2021	24,214
1,564,668	USD	34,410,000	CZK	BCLY	11/04/2021	15,133
151,670,716	USD	130,612,000	EUR	BCLY	11/04/2021	671,544
17,289,726	USD	14,846,000	EUR	UBS	11/04/2021	126,420
2,309,744	USD	1,985,000	EUR	CBK	11/04/2021	14,906
7,328,132	USD	6,347,000	EUR	BOA	11/04/2021	(9,569)
208,450,569	USD	179,496,369	EUR	DEUT	11/30/2021	831,810
140,416,518	USD	120,493,000	EUR	UBS	12/07/2021	1,009,147
15,251,526	USD	13,129,000	EUR	JPM	12/07/2021	61,603
30,294	USD	22,000	GBP	TDB	11/04/2021	186
8,043,874	USD	5,983,000	GBP	BCLY	11/04/2021	(144,203)
9,722,778	USD	7,213,000	GBP	BOA	11/04/2021	(148,624)
4,023,512	USD	2,923,000	GBP	DEUT	11/30/2021	23,166
15,324,611	USD	11,129,000	GBP	TDB	12/07/2021	92,550
11,757,103	USD	3,646,900,000	HUF	BNP	11/04/2021	42,672
4,880,936	USD	69,280,000,000	IDR	CBK	11/04/2021	(7,257)
3,422,144	USD	10,996,000	ILS	BCLY	11/04/2021	(52,843)
10,871,067	USD	35,010,000	ILS	CBK	11/04/2021	(192,894)
12,461,416	USD	39,321,000	ILS	BCLY	12/07/2021	32,404
8,317,372	USD	622,967,000	INR	SCB	11/03/2021	829
3,753,029	USD	281,890,000	INR	UBS	11/03/2021	(10,173)
1,548,674	USD	116,832,000	INR	MSC	11/03/2021	(11,020)
13,598,821	USD	1,022,468,000	INR	JPM	11/03/2021	(51,017)
7,252,149	USD	547,686,000	INR	CBK	11/03/2021	(59,402)
15,914,336	USD	1,195,286,000	INR	CBK	12/07/2021	20,192
8,040,317	USD	899,131,000	JPY	MSC	11/04/2021	151,258
5,022,664	USD	571,200,000	JPY	BNP	11/04/2021	10,902
55,566,778	USD	6,106,550,000	JPY	JPM	11/29/2021	1,978,300
4,573,106	USD	518,700,000	JPY	JPM	12/07/2021	20,472
379,346	USD	43,131,000	JPY	BNP	12/07/2021	785
166,946,249	USD	18,411,400,000	JPY	JPM	01/06/2022	5,257,437
135,431,368	USD	15,132,600,000	JPY	JPM	01/18/2022	2,522,953
41,559,750	USD	4,729,650,000	JPY	JPM	01/24/2022	17,423
113,468,822	USD	12,927,150,000	JPY	BOA	01/31/2022	(81,270)
4,182,056	USD	4,889,660,000	KRW	MSC	11/04/2021	(1,876)
2,728,507	USD	3,215,000,000	KRW	BCLY	11/04/2021	(22,470)
342,908,589	USD	406,583,285,000	KRW	BNP	11/04/2021	(4,992,270)
339,237,292	USD	397,026,365,000	KRW	MSC	12/07/2021	(201,572)
12,518,533	USD	255,520,000	MXN	BCLY	11/04/2021	114,925
4,132,457	USD	84,010,000	MXN	SSG	11/04/2021	54,392
36,460,453	USD	751,832,000	MXN	CBK	11/04/2021	(35,436)
4,507,296	USD	92,670,000	MXN	TDB	12/07/2021	32,182
2,084,208	USD	17,930,000	NOK	BCLY	11/04/2021	(38,185)
3,363,985	USD	29,440,000	NOK	JPM	11/04/2021	(120,857)
383,246,752	USD	3,314,706,000	NOK	MSC	11/04/2021	(9,118,351)
257,496,283	USD	2,156,364,000	NOK	MSC	12/07/2021	2,310,596
3,268,799	USD	4,566,000	NZD	TDB	11/04/2021	(3,039)
8,320,832	USD	11,780,000	NZD	SSG	11/04/2021	(120,310)
The accompanying notes are an integral part of these financial statements.
218

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
28,409,367	USD	40,378,000	NZD	ANZ	11/04/2021	$ (524,115)
45,124,610	USD	65,127,000	NZD	BCLY	11/04/2021	(1,543,154)
73,364,017	USD	102,526,000	NZD	TDB	12/07/2021	(65,682)
2,481,669	USD	9,815,000	PEN	BOA	11/04/2021	22,385
1,107,704	USD	4,407,000	PEN	MSC	12/07/2021	4,848
2,741,583	USD	140,465,000	PHP	CBK	11/04/2021	(44,789)
2,774,891	USD	140,465,000	PHP	BOA	12/07/2021	(9,249)
2,481,360	USD	9,834,000	PLN	BNP	11/04/2021	16,645
930,526	USD	3,711,000	PLN	BCLY	11/04/2021	431
21,681,441	USD	1,528,650,000	RUB	BCLY	11/03/2021	132,537
12,608,258	USD	888,630,000	RUB	MSC	11/03/2021	81,517
2,686,335	USD	191,670,000	RUB	BOA	11/03/2021	(15,577)
12,519,618	USD	888,630,000	RUB	BCLY	12/07/2021	82,432
4,171,191	USD	35,800,000	SEK	BOA	11/04/2021	2,455
452,193	USD	3,882,000	SEK	DEUT	11/04/2021	153
33,382,826	USD	293,261,000	SEK	JPM	11/04/2021	(765,995)
265,823,187	USD	2,301,121,000	SEK	MSC	11/04/2021	(2,131,190)
146,151,954	USD	1,244,831,000	SEK	MSC	12/07/2021	1,138,338
5,420,585	USD	7,303,000	SGD	MSC	11/03/2021	5,010
6,067,232	USD	8,195,000	SGD	JPM	11/03/2021	(9,809)
5,850,793	USD	7,915,000	SGD	BNP	11/03/2021	(18,613)
14,093,424	USD	474,737,000	THB	SCB	11/04/2021	(212,907)
5,815,494	USD	194,127,000	THB	SCB	12/07/2021	(33,042)
64,320,418	USD	583,911,000	TRY	GSC	11/04/2021	3,694,048
49,851,383	USD	454,269,000	TRY	BCLY	11/04/2021	2,685,495
2,480,226	USD	22,420,000	TRY	BOA	11/04/2021	152,400
41,009,854	USD	399,827,000	TRY	GSC	12/07/2021	166,199
6,095,581	USD	169,320,000	TWD	CBK	11/04/2021	6,795
6,749,200	USD	188,885,000	TWD	JPM	11/04/2021	(43,148)
9,057,240	USD	251,275,000	TWD	JPM	12/07/2021	20,803
6,275,724	USD	92,860,000	ZAR	GSC	11/04/2021	199,136
3,704,845	USD	54,100,000	ZAR	BOA	11/04/2021	164,641
33,938,193	USD	516,373,000	ZAR	MSC	11/04/2021	147,694
7,617,741	USD	116,070,000	ZAR	BCLY	11/04/2021	22,334
24,505,690	USD	374,903,000	ZAR	BCLY	12/07/2021	75,320
Total foreign currency contracts						$ (24,601,062)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
219

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 268,164,784	$ —	$ 266,294,840	$ 1,869,944
Convertible Bonds	18,219,306	—	18,219,306	—
Corporate Bonds	572,116,746	—	572,116,746	—
Foreign Government Obligations	2,603,679,250	—	2,603,679,250	—
Senior Floating Rate Interests	138,791,099	—	138,791,099	—
U.S. Government Agencies	36,149,244	—	36,149,244	—
U.S. Government Securities	272,180,912	—	272,180,912	—
Common Stocks
United States	30,638	30,638	—	—
Escrows	3,096,728	—	3,096,728	—
Short-Term Investments	127,018,364	1,365,065	125,653,299	—
Purchased Options	226,889	—	226,889	—
Foreign Currency Contracts(2)	46,128,803	—	46,128,803	—
Futures Contracts(2)	13,527,648	13,527,648	—	—
Swaps - Credit Default(2)	633,435	—	633,435	—
Swaps - Interest Rate(2)	6,417,587	—	6,417,587	—
Total	$ 4,106,381,433	$ 14,923,351	$ 4,089,588,138	$ 1,869,944
Liabilities
Foreign Currency Contracts(2)	$ (70,729,865)	$ —	$ (70,729,865)	$ —
Futures Contracts(2)	(11,896,697)	(11,896,697)	—	—
Swaps - Credit Default(2)	(447,075)	—	(447,075)	—
Swaps - Interest Rate(2)	(16,986,674)	—	(16,986,674)	—
Total	$ (100,060,311)	$ (11,896,697)	$ (88,163,614)	$ —

(1)	For the year ended October 31, 2021, investments valued at $18,002 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
220

Hartford Fixed Income Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIB	Credit Agricole
CIBC	Canadian Imperial Bank of Commerce
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NWM	NatWest Markets Plc
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International
Currency Abbreviations:
ARS	Argentine Peso
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan Renminbi
COP	Colombia Peso
CZK	Czech Republic Koruna
EGP	Egypt Pound
EUR	Euro Member Countries
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japan Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgit
NOK	Norway Krone
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PLN	Poland Zloty
RON	Romania New Leu
RUB	Russia Ruble
SEK	Sweden Krona
THB	Thailand Baht
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South Africa Rand
Index Abbreviations:
BADLAR	Buenos Aires Deposits of Large Amount Rate
CMS	Constant Maturity Swap
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
MTA	Monthly Treasury Average Index
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Redev	Redevelopment
Rev	Revenue
VA	Veterans Administration
Other Abbreviations:
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
BAM	Build America Mutual Assurance Corp.
BBSW	Bank Bill Swap Reference Rate
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CD	Certificate of Deposit
CDOR	Canadian Dollar Offered Rate
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CR	Custodial Receipts
EM	Emerging Markets
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Housing and Urban Development
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Inter-Bank Offered Rate
MSCI	Morgan Stanley Capital International
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
NATL	National Public Finance Guarantee Corp.
NIBOR	Norwegian Interbank Offered Rate
OJSC	Open Joint Stock Company
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PRIBOR	Prague Interbank Offered Rate
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
Q-SBLF	Qualified School Bond Loan Fund
SCP	State Credit Enhancement Program
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
SPDR	Standard & Poor's Depositary Receipt
ST GTD	State Guaranteed
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced
TIIE	Interbank Equilibrium Interest Rate
UMBS	Uniform Mortgage-Backed Securities
WIBOR	Warsaw Interbank Offered Rate

221

Hartford Fixed Income Funds
 Statements of Assets and Liabilities
October 31, 2021

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Municipal Opportunities Fund
Assets:
Investments in securities, at market value(1)	$ 56,199,418	$ 2,128,026,227	$ 439,784,234	$ 444,149,758	$ 562,806,614	$ 1,732,549,151
Repurchase agreements	2,263,762	—	—	16,977,787	4,075,558	48,645,768
Cash	543,583	—	10	5,634,710	5,604,057	12,239,706
Cash collateral due from broker on swap contracts	330,000	—	—	—	—	—
Cash collateral held for securities on loan	28,603	—	—	—	—	—
Foreign currency	221,492	32,924,354	4,262,273	—	637,044	—
Unrealized appreciation on OTC swap contracts	138,775	486,728	98,226	—	3,564,808	—
Unrealized appreciation on foreign currency contracts	717,595	1,188,028	241,560	134,834	450,721	—
Receivables:
From affiliates	12,649	—	33,194	18,031	—	—
Investment securities sold	225,301	179,241,131	48,838,266	383,190	268,799	—
Fund shares sold	105,638	5,312,570	737,231	870,187	1,056,788	7,914,674
Dividends and interest	680,058	9,738,527	2,072,442	5,657,854	1,227,745	19,493,071
Securities lending income	134	—	—	—	—	—
Variation margin on futures contracts	60,682	—	—	—	133,289	—
Variation margin on centrally cleared swap contracts	6,341	—	—	—	66,486	—
Tax reclaims	75,725	—	—	—	—	—
Other assets	40,782	83,187	65,724	58,251	55,010	78,347
Total assets	61,650,538	2,357,000,752	496,133,160	473,884,602	579,946,919	1,820,920,717
Liabilities:
Unrealized depreciation on foreign currency contracts	1,530,838	5,843	2,394	—	215,241	—
Unrealized depreciation on bond forward contracts	—	—	—	—	212,059	—
Obligation to return securities lending collateral	572,058	—	—	—	—	—
Unrealized depreciation on OTC swap contracts	170,754	—	—	—	11,383	—
Cash collateral due to broker on swap contracts	—	280,000	80,000	—	3,019,825	—
Unfunded loan commitments	—	—	20,946	—	—	—
Payables:
Investment securities purchased	482,959	233,583,050	56,520,984	5,511,895	7,202,366	33,141,945
Fund shares redeemed	10,084	2,975,860	739,006	539,704	187,368	2,328,466
Investment management fees	37,719	1,089,096	258,895	198,309	185,327	466,580
Transfer agent fees	11,009	282,532	58,775	86,036	90,282	172,274
Accounting services fees	2,021	51,461	13,859	14,987	18,317	44,807
Board of Directors' fees	213	5,493	1,053	1,098	1,370	4,513
Foreign taxes	9,405	—	—	—	—	—
Distribution fees	450	48,429	7,559	14,825	16,163	27,917
Distributions payable	—	1,050,401	4,719	16,849	—	253,275
Written options	161,139	—	—	—	—	—
Accrued expenses	45,868	100,170	58,961	54,434	51,509	50,482
Total liabilities	3,034,517	239,472,335	57,767,151	6,438,137	11,211,210	36,490,259
Net assets	$ 58,616,021	$ 2,117,528,417	$ 438,366,009	$ 467,446,465	$ 568,735,709	$ 1,784,430,458
Summary of Net Assets:
Capital stock and paid-in-capital	$ 131,899,069	$ 2,609,401,984	$ 496,973,585	$ 471,275,476	$ 591,820,461	$ 1,718,367,728
Distributable earnings (loss)	(73,283,048)	(491,873,567)	(58,607,576)	(3,829,011)	(23,084,752)	66,062,730
Net assets	$ 58,616,021	$ 2,117,528,417	$ 438,366,009	$ 467,446,465	$ 568,735,709	$ 1,784,430,458
Shares authorized	550,000,000	3,200,000,000	550,000,000	485,000,000	6,190,000,000	670,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 5.39	$ 8.40	$ 9.68	$ 7.62	$ 11.63	$ 9.04
Maximum offering price per share	5.64	8.66	9.98	7.98	12.18	9.47
Shares outstanding	741,185	87,897,903	8,464,020	37,715,724	20,015,894	53,753,127
Net Assets	$ 3,995,946	$ 738,311,103	$ 81,906,525	$ 287,360,782	$ 232,828,358	$ 486,105,616
Class C: Net asset value per share	$ 5.40	$ 8.48	$ 9.76	$ 7.60	$ 11.23	$ 9.05
Shares outstanding	328,156	13,082,119	2,597,861	2,337,344	2,082,433	5,385,418
Net Assets	$ 1,771,489	$ 110,915,416	$ 25,357,431	$ 17,756,954	$ 23,381,536	$ 48,739,740
Class I: Net asset value per share	$ 5.36	$ 8.37	$ 9.63	$ 7.63	$ 11.88	$ 9.05
Shares outstanding	2,081,995	127,453,337	28,677,864	6,141,745	4,827,691	99,725,035
Net Assets	$ 11,164,241	$ 1,066,434,997	$ 276,041,480	$ 46,881,592	$ 57,343,109	$ 902,080,944
The accompanying notes are an integral part of these financial statements.
222

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Municipal Opportunities Fund
Class R3: Net asset value per share	$ 5.38	$ 8.45	$ 9.69	$ 7.62	$ 11.40	$ —
Shares outstanding	2,072	542,413	16,538	261,861	2,878,580	—
Net Assets	$ 11,154	$ 4,585,675	$ 160,325	$ 1,995,687	$ 32,804,182	$ —
Class R4: Net asset value per share	$ 5.36	$ 8.39	$ 9.66	$ 7.63	$ 11.65	$ —
Shares outstanding	8,332	259,756	41,289	134,714	372,321	—
Net Assets	$ 44,696	$ 2,180,496	$ 398,726	$ 1,028,318	$ 4,336,044	$ —
Class R5: Net asset value per share	$ 5.14	$ 8.37	$ 9.63	$ 7.59	$ 11.83	$ —
Shares outstanding	2,205	137,213	1,329,828	97,140	153,615	—
Net Assets	$ 11,328	$ 1,148,121	$ 12,801,306	$ 737,349	$ 1,817,601	$ —
Class R6: Net asset value per share	$ —	$ —	$ —	$ 7.54	$ —	$ —
Shares outstanding	—	—	—	1,358	—	—
Net Assets	$ —	$ —	$ —	$ 10,233	$ —	$ —
Class Y: Net asset value per share	$ 5.32	$ 8.34	$ 9.63	$ 7.54	$ 11.90	$ 9.04
Shares outstanding	6,974,331	5,930,476	1,371,497	128,923	2,870,266	1,694,552
Net Assets	$ 37,127,311	$ 49,433,869	$ 13,206,251	$ 971,792	$ 34,155,631	$ 15,318,974
Class F: Net asset value per share	$ 5.37	$ 8.35	$ 9.64	$ 7.61	$ 11.88	$ 9.03
Shares outstanding	836,677	17,306,710	2,954,690	14,550,060	15,331,864	36,771,858
Net Assets	$ 4,489,856	$ 144,518,740	$ 28,493,965	$ 110,703,758	$ 182,069,248	$ 332,185,184
Cost of investments	$ 60,332,331	$ 2,170,241,554	$ 444,145,943	$ 448,064,187	$ 552,565,075	$ 1,712,933,864
Cost of foreign currency	$ 221,693	$ 32,959,973	$ 4,266,888	$ —	$ 655,645	$ —
Written option contracts premiums received	$ 203,974	$ —	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 558,516	$ —	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
223

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Assets:
Investments in securities, at market value(1)	$ 33,979,822	$ 2,155,089,930	$ 3,560,391,986	$ 128,934,355	$ 4,409,387,728	$ 3,914,020,661
Repurchase agreements	2,382,463	7,139,780	91,510,498	2,610,344	70,018,924	125,653,299
Cash	599,459	28,652,600	69,255,695	656,882	23,198,413	50,655,942
Cash collateral due from broker on swap contracts	—	—	—	—	205,000	—
Cash collateral held for securities on loan	—	22,530	998,521	—	71,651	71,845
Foreign currency	—	5,219,113	15,570,269	—	723,598	33,138,453
Unrealized appreciation on OTC swap contracts	—	—	522,597	—	—	1,955,363
Unrealized appreciation on foreign currency contracts	—	198,663	10,018,661	—	3,661,598	46,128,803
Receivables:
From affiliates	11,733	—	—	14,537	—	—
Investment securities sold	—	6,112,586	103,528,768	348,340	628,371,101	52,305,771
Fund shares sold	27	9,450,845	13,436,837	351,941	5,109,387	7,936,238
Dividends and interest	389,084	8,901,488	26,436,266	1,300,243	19,974,935	20,520,210
Securities lending income	—	233	9,551	—	345	1,987
Variation margin on futures contracts	—	1,401,037	1,642,766	—	640,743	3,880,963
Variation margin on centrally cleared swap contracts	—	—	70,747	—	—	—
Tax reclaims	—	4,983	23,589	—	—	—
OTC swap contracts premiums paid	—	—	336,216	—	648,425	593,994
Other assets	23,726	111,158	156,956	28,976	124,119	121,299
Total assets	37,386,314	2,222,304,946	3,893,909,923	134,245,618	5,162,135,967	4,256,984,828
Liabilities:
Unrealized depreciation on foreign currency contracts	—	22,259	1,507,862	—	347,820	70,729,865
Obligation to return securities lending collateral	—	450,598	19,970,427	—	1,433,018	1,436,910
Unrealized depreciation on OTC swap contracts	—	—	4,808,853	—	1,636,437	3,009,009
Cash collateral due to broker on swap contracts	—	—	49,000	—	—	10
TBA sale commitments, at market value	—	—	—	—	51,319,317	—
Unfunded loan commitments	—	—	423,035	—	—	—
Payables:
Investment securities purchased	982,863	57,666,705	516,260,716	5,587,894	1,654,228,164	37,479,467
Fund shares redeemed	7,332	4,221,241	2,538,884	58,101	3,863,120	17,130,149
Investment management fees	10,581	685,336	1,372,979	38,015	815,739	2,088,673
Transfer agent fees	3,117	278,709	447,280	14,942	320,827	453,516
Accounting services fees	1,124	52,503	74,913	4,120	83,338	101,391
Board of Directors' fees	78	5,148	6,221	265	9,440	12,763
Variation margin on centrally cleared swap contracts	—	—	—	—	77,542	277,732
Foreign taxes	—	—	22,960	—	—	—
Distribution fees	1,012	48,215	32,818	2,473	55,238	21,068
Distributions payable	244	204,304	—	296	320,538	—
Written options	—	—	875,883	—	1,422,948	—
Accrued expenses	35,526	86,283	166,021	33,400	170,282	346,599
OTC swap contracts premiums received	—	—	5,004,518	—	1,440,077	3,810
Total liabilities	1,041,877	63,721,301	553,562,370	5,739,506	1,717,543,845	133,090,962
Net assets	$ 36,344,437	$ 2,158,583,645	$ 3,340,347,553	$ 128,506,112	$ 3,444,592,122	$ 4,123,893,866
Summary of Net Assets:
Capital stock and paid-in-capital	$ 35,962,226	$ 2,145,821,456	$ 3,321,326,275	$ 124,984,519	$ 3,380,776,818	$ 4,128,793,846
Distributable earnings (loss)	382,211	12,762,189	19,021,278	3,521,593	63,815,304	(4,899,980)
Net assets	$ 36,344,437	$ 2,158,583,645	$ 3,340,347,553	$ 128,506,112	$ 3,444,592,122	$ 4,123,893,866
Shares authorized	300,000,000	685,000,000	1,300,000,000	300,000,000	1,225,000,000	1,500,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 10.19	$ 10.00	$ 9.17	$ 11.02	$ 10.92	$ 10.45
Maximum offering price per share	10.67	10.20	9.60	11.54	11.43	10.94
Shares outstanding	2,125,514	92,408,254	44,717,324	3,980,822	116,203,544	33,921,849
Net Assets	$ 21,655,228	$ 923,939,426	$ 410,004,421	$ 43,870,168	$ 1,268,773,446	$ 354,409,179
The accompanying notes are an integral part of these financial statements.
224

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Class C: Net asset value per share	$ 10.18	$ 10.00	$ 9.25	$ 11.02	$ 11.05	$ 10.19
Shares outstanding	136,490	6,923,029	10,051,002	437,489	1,369,479	3,740,461
Net Assets	$ 1,389,630	$ 69,234,465	$ 92,929,478	$ 4,819,464	$ 15,129,801	$ 38,120,212
Class I: Net asset value per share	$ 10.17	$ 9.97	$ 9.20	$ 10.99	$ 10.88	$ 10.53
Shares outstanding	811,406	71,864,116	222,249,957	4,680,577	27,366,348	169,284,808
Net Assets	$ 8,252,645	$ 716,235,744	$ 2,044,204,324	$ 51,423,139	$ 297,839,003	$ 1,783,317,408
Class R3: Net asset value per share	$ —	$ 9.98	$ 9.15	$ —	$ 11.22	$ 10.37
Shares outstanding	—	159,623	349,097	—	406,778	95,163
Net Assets	$ —	$ 1,593,386	$ 3,194,696	$ —	$ 4,565,693	$ 986,799
Class R4: Net asset value per share	$ —	$ 9.98	$ 9.16	$ —	$ 11.12	$ 10.45
Shares outstanding	—	441,998	1,486,304	—	1,310,617	370,652
Net Assets	$ —	$ 4,412,001	$ 13,609,922	$ —	$ 14,580,384	$ 3,872,600
Class R5: Net asset value per share	$ —	$ 9.95	$ 9.16	$ —	$ 11.06	$ 10.54
Shares outstanding	—	155,365	5,116,098	—	213,609	818,605
Net Assets	$ —	$ 1,546,201	$ 46,839,557	$ —	$ 2,361,887	$ 8,624,709
Class R6: Net asset value per share	$ —	$ 9.91	$ 9.16	$ —	$ 10.97	$ 10.58
Shares outstanding	—	203,783	17,579,649	—	18,601,227	11,900,523
Net Assets	$ —	$ 2,020,163	$ 161,021,474	$ —	$ 203,981,668	$ 125,885,030
Class Y: Net asset value per share	$ —	$ 9.94	$ 9.14	$ —	$ 10.99	$ 10.57
Shares outstanding	—	898,490	22,192,526	—	37,761,717	27,664,371
Net Assets	$ —	$ 8,926,645	$ 202,890,398	$ —	$ 415,024,303	$ 292,318,516
Class F: Net asset value per share	$ 10.18	$ 9.95	$ 9.19	$ 10.99	$ 10.81	$ 10.55
Shares outstanding	495,554	43,263,761	39,789,332	2,583,603	113,042,068	143,705,492
Net Assets	$ 5,046,934	$ 430,675,614	$ 365,653,283	$ 28,393,341	$ 1,222,335,937	$ 1,516,359,413
Cost of investments	$ 35,969,738	$ 2,151,282,381	$ 3,675,430,640	$ 128,663,318	$ 4,446,318,624	$ 4,016,058,607
Cost of foreign currency	$ —	$ 5,224,754	$ 15,702,074	$ —	$ 724,380	$ 32,564,804
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ —	$ 51,364,124	$ —
Written option contracts premiums received	$ —	$ —	$ 1,327,650	$ —	$ 2,262,565	$ —
(1) Includes Investment in securities on loan, at market value	$ —	$ 437,372	$ 19,306,224	$ —	$ 1,385,753	$ 1,385,188
The accompanying notes are an integral part of these financial statements.
225

Hartford Fixed Income Funds
 Statements of Operations
For the Year Ended October 31, 2021

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Municipal Opportunities Fund
Investment Income:
Dividends	$ —	$ 2,725,604	$ 550,719	$ —	$ —	$ —
Interest	2,875,970	85,875,403	17,362,480	20,363,774	21,014,264	38,610,767
Securities lending	621	—	—	—	75	—
Less: Foreign tax withheld	(30,299)	—	—	(5,651)	(71,326)	—
Total investment income, net	2,846,292	88,601,007	17,913,199	20,358,123	20,943,013	38,610,767
Expenses:
Investment management fees	487,974	11,851,296	2,655,210	2,120,462	2,063,613	5,154,585
Transfer agent fees
Class A	8,602	721,610	85,895	443,655	327,017	288,317
Class C	4,078	156,065	33,015	31,151	27,707	37,005
Class I	12,395	685,355	196,338	28,963	49,505	595,299
Class R3	25	9,641	288	3,416	75,585	—
Class R4	78	3,826	625	1,831	8,029	—
Class R5	29	1,227	12,429	798	2,069	—
Class Y	46,240	44,009	11,753	1,090	35,187	13,728
Class F	162	1,747	371	1,672	205	1,699
Distribution fees
Class A	10,741	1,780,587	179,774	676,110	537,943	1,170,610
Class C	19,179	1,611,313	316,840	230,538	213,315	547,087
Class R3	57	23,223	662	8,097	171,811	—
Class R4	115	5,626	922	2,693	11,912	—
Custodian fees	10,044	16,147	5,113	8,488	9,400	8,355
Registration and filing fees	107,136	169,590	115,348	137,651	120,907	182,798
Accounting services fees	11,064	289,229	65,407	72,579	90,536	250,389
Board of Directors' fees	1,566	47,427	9,583	10,903	13,210	43,289
Audit and tax fees	33,056	43,717	43,628	30,012	36,029	30,073
Other expenses	22,913	170,517	52,343	85,708	59,912	113,115
Total expenses (before waivers, reimbursements and fees paid indirectly)	775,454	17,632,152	3,785,544	3,895,817	3,853,892	8,436,349
Expense waivers	(166,073)	(17,232)	(270,768)	(154,279)	—	—
Transfer agent fee waivers	—	—	—	—	(4,251)	—
Distribution fee reimbursements	(197)	(8,045)	(144)	(5,749)	(7,612)	(2,809)
Total waivers, reimbursements and fees paid indirectly	(166,270)	(25,277)	(270,912)	(160,028)	(11,863)	(2,809)
Total expenses	609,184	17,606,875	3,514,632	3,735,789	3,842,029	8,433,540
Net Investment Income (Loss)	2,237,108	70,994,132	14,398,567	16,622,334	17,100,984	30,177,227
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	162,348	14,080,131	6,562,639	6,824,389	8,342,399	(222,907)
Less: Foreign taxes paid on realized capital gains	(22,771)	—	—	—	(26,004)	—
Purchased options contracts	(125,876)	—	—	—	(72,770)	—
Futures contracts	(42,920)	—	—	—	313,073	—
Written options contracts	71,578	—	—	—	—	—
Swap contracts	(105,305)	5,959,493	1,390,595	—	2,921,461	—
Bond Forwards	—	—	—	—	3,341,445	—
Foreign currency contracts	1,224,436	7,589,538	1,301,421	844,283	329,832	—
Other foreign currency transactions	(18,166)	(1,254,296)	(42,964)	28,445	23,039	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,143,324	26,374,866	9,211,691	7,697,117	15,172,475	(222,907)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(729,311)	45,904,417	6,113,800	9,114,134	(151,801)	16,090,687
Purchased options contracts	(241)	—	—	—	72,723	—
Futures contracts	141,007	—	—	—	(96,197)	—
Written options contracts	(56,833)	—	—	—	—	—
Swap contracts	23,225	(2,320,956)	(647,852)	—	3,209,697	—
Bond forward contracts	—	—	—	—	8,249	—
Foreign currency contracts	(513,552)	(2,774,811)	(664,257)	(230,246)	(172,867)	—
Translation of other assets and liabilities in foreign currencies	(2,947)	(274,942)	(128,259)	(3,120)	(27,841)	—
The accompanying notes are an integral part of these financial statements.
226

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	The Hartford Municipal Opportunities Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,138,652)	40,533,708	4,673,432	8,880,768	2,841,963	16,090,687
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,672	66,908,574	13,885,123	16,577,885	18,014,438	15,867,780
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,241,780	$ 137,902,706	$ 28,283,690	$ 33,200,219	$ 35,115,422	$ 46,045,007
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ 876	$ —	$ —	$ —	$ 12,104	$ —
The accompanying notes are an integral part of these financial statements.
227

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Investment Income:
Dividends	$ —	$ —	$ 546,840	$ —	$ 89,952	$ 121,665
Interest	561,696	44,058,412	99,145,818	2,191,887	77,807,355	63,299,106
Securities lending	—	6,553	50,459	—	46,968	27,639
Less: Foreign tax withheld	—	—	(115,326)	—	(390)	(649,513)
Total investment income, net	561,696	44,064,965	99,627,791	2,191,887	77,943,885	62,798,897
Expenses:
Investment management fees	105,729	7,229,119	12,965,791	376,044	9,340,445	25,439,347
Transfer agent fees
Class A	10,512	1,072,224	451,131	22,833	1,353,860	481,897
Class C	1,602	76,687	82,402	5,487	37,002	55,100
Class I	4,840	391,696	1,480,255	45,581	265,935	1,736,276
Class R3	—	3,952	4,867	—	10,644	2,585
Class R4	—	2,392	10,042	—	25,163	24,058
Class R5	—	2,158	40,240	—	2,913	9,886
Class R6	—	63	2,357	—	2,552	4,883
Class Y	—	9,287	165,742	—	280,415	342,814
Class F	141	7,204	1,261	159	10,872	60,934
Distribution fees
Class A	50,522	2,237,568	926,305	107,151	3,124,410	943,568
Class C	14,044	798,054	876,590	49,438	231,449	506,054
Class R3	—	8,982	11,061	—	24,190	5,903
Class R4	—	11,622	20,259	—	37,676	35,539
Custodian fees	355	12,306	146,214	915	43,705	164,419
Registration and filing fees	62,386	241,695	344,300	78,031	244,960	345,483
Accounting services fees	5,204	285,909	383,374	18,600	489,532	631,028
Board of Directors' fees	781	50,006	71,034	2,828	87,270	107,065
Audit and tax fees	29,993	36,090	49,262	29,997	54,666	45,751
Other expenses	17,248	196,397	265,011	17,916	427,174	573,935
Total expenses (before waivers, reimbursements and fees paid indirectly)	303,357	12,673,411	18,297,498	754,980	16,094,833	31,516,525
Expense waivers	(106,037)	—	—	(128,687)	—	—
Transfer agent fee waivers	—	—	—	—	—	(23,685)
Distribution fee reimbursements	(735)	(132,627)	(1,972)	(280)	(23,511)	(2,111)
Total waivers, reimbursements and fees paid indirectly	(106,772)	(132,627)	(1,972)	(128,967)	(23,511)	(25,796)
Total expenses	196,585	12,540,784	18,295,526	626,013	16,071,322	31,490,729
Net Investment Income (Loss)	365,111	31,524,181	81,332,265	1,565,874	61,872,563	31,308,168
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(10,314)	8,785,160	34,218,592	668,157	17,157,519	63,380,566
Less: Foreign taxes paid on realized capital gains	—	—	(14,207)	—	—	—
Purchased options contracts	—	—	(152,429)	—	(180,459)	(13,203,694)
Futures contracts	—	2,228,534	(17,998,688)	—	4,678,719	25,502,106
Written options contracts	—	—	16,581,835	—	6,828,864	4,763,281
Swap contracts	—	—	(2,224,285)	—	3,131,514	(15,462,940)
Foreign currency contracts	—	1,471,421	8,992,117	—	4,633,823	1,114,263
Other foreign currency transactions	—	(189,782)	(246,100)	—	(105,700)	2,500,392
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(10,314)	12,295,333	39,156,835	668,157	36,144,280	68,593,974
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	17,714	(17,756,502)	(22,579,223)	487,346	(83,035,023)	(99,328,670)
Purchased options contracts	—	—	(1,657,262)	—	(2,682,648)	2,097,403
Futures contracts	—	1,730,144	2,780,460	—	7,091,629	264,012
Written options contracts	—	—	850,429	—	1,356,467	(1,691,041)
Swap contracts	—	—	(675,333)	—	153,236	(10,433,439)
Foreign currency contracts	—	(287,301)	5,968,776	—	2,728,568	(1,571,047)
Translation of other assets and liabilities in foreign currencies	—	(33,589)	(249,465)	—	(77,040)	767,054
The accompanying notes are an integral part of these financial statements.
228

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund	The Hartford World Bond Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	17,714	(16,347,248)	(15,561,618)	487,346	(74,464,811)	(109,895,728)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	7,400	(4,051,915)	23,595,217	1,155,503	(38,320,531)	(41,301,754)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 372,511	$ 27,472,266	$ 104,927,482	$ 2,721,377	$ 23,552,032	$ (9,993,586)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ (15,551)	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
229

Hartford Fixed Income Funds
 Statements of Changes in Net Assets
For the Year Ended October 31, 2021

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 2,237,108	$ 4,281,657	$ 70,994,132	$ 85,315,726
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,143,324	(10,031,982)	26,374,866	(179,120,064)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,138,652)	(3,643,356)	40,533,708	29,885,112
Net Increase (Decrease) in Net Assets Resulting from Operations	2,241,780	(9,393,681)	137,902,706	(63,919,226)
Distributions to Shareholders:
From distributable earnings:
Class A	(133,250)	—	(21,641,093)	(24,453,650)
Class C	(45,865)	—	(3,702,166)	(9,949,548)
Class I	(373,191)	—	(31,415,921)	(39,342,068)
Class R3	(328)	—	(128,958)	(179,234)
Class R4	(1,455)	—	(68,153)	(94,566)
Class R5	(816)	—	(37,242)	(42,641)
Class Y	(1,515,399)	—	(1,586,807)	(2,006,371)
Class F	(143,206)	—	(4,114,279)	(9,332,178)
From return of capital:
Class A	—	(206,607)	—	—
Class C	—	(74,958)	—	—
Class I	—	(992,618)	—	—
Class R3	—	(466)	—	—
Class R4	—	(1,856)	—	—
Class R5	—	(1,784)	—	—
Class Y	—	(2,882,353)	—	—
Class F	—	(169,883)	—	—
Total distributions	(2,213,510)	(4,330,525)	(62,694,619)	(85,400,256)
Capital Share Transactions:
Sold	16,289,948	26,616,670	816,933,177	799,880,095
Issued on reinvestment of distributions	2,154,350	4,258,769	50,166,714	64,039,864
Redeemed	(23,049,369)	(95,080,240)	(609,208,793)	(1,939,547,666)
Net increase (decrease) from capital share transactions	(4,605,071)	(64,204,801)	257,891,098	(1,075,627,707)
Net Increase (Decrease) in Net Assets	(4,576,801)	(77,929,007)	333,099,185	(1,224,947,189)
Net Assets:
Beginning of period	63,192,822	141,121,829	1,784,429,232	3,009,376,421
End of period	$ 58,616,021	$ 63,192,822	$ 2,117,528,417	$ 1,784,429,232
The accompanying notes are an integral part of these financial statements.
230

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 14,398,567	$ 14,597,360	$ 16,622,334	$ 15,958,859
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	9,211,691	(27,625,448)	7,697,117	(7,136,191)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	4,673,432	6,653,957	8,880,768	2,010,800
Net Increase (Decrease) in Net Assets Resulting from Operations	28,283,690	(6,374,131)	33,200,219	10,833,468
Distributions to Shareholders:
Class A	(2,260,387)	(2,847,261)	(10,337,734)	(10,231,936)
Class C	(767,793)	(1,464,610)	(718,263)	(1,085,876)
Class I	(7,889,739)	(8,549,096)	(1,281,113)	(923,770)
Class R3	(3,765)	(6,253)	(56,962)	(80,559)
Class R4	(11,610)	(13,270)	(41,134)	(44,563)
Class R5	(408,844)	(444,267)	(28,190)	(33,552)
Class R6	—	—	(275) (1)	—
Class Y	(361,445)	(420,519)	(40,983)	(342,680)
Class F	(685,903)	(670,561)	(4,169,785)	(3,088,310)
Total distributions	(12,389,486)	(14,415,837)	(16,674,439)	(15,831,246)
Capital Share Transactions:
Sold	243,398,409	154,359,016	154,200,806	120,102,240
Issued on reinvestment of distributions	12,325,072	14,307,557	16,437,697	15,473,341
Redeemed	(162,394,797)	(231,415,277)	(82,007,013)	(126,762,424)
Net increase (decrease) from capital share transactions	93,328,684	(62,748,704)	88,631,490	8,813,157
Net Increase (Decrease) in Net Assets	109,222,888	(83,538,672)	105,157,270	3,815,379
Net Assets:
Beginning of period	329,143,121	412,681,793	362,289,195	358,473,816
End of period	$ 438,366,009	$ 329,143,121	$ 467,446,465	$ 362,289,195

(1)	Commenced operations on March 1, 2021.
The accompanying notes are an integral part of these financial statements.
231

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Inflation Plus Fund		The Hartford Municipal Opportunities Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 17,100,984	$ 6,208,864	$ 30,177,227	$ 26,662,077
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	15,172,475	18,505,277	(222,907)	2,602,363
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,841,963	9,482,777	16,090,687	4,622,938
Net Increase (Decrease) in Net Assets Resulting from Operations	35,115,422	34,196,918	46,045,007	33,887,378
Distributions to Shareholders:
Class A	(4,366,189)	(3,116,147)	(7,830,709)	(8,611,735)
Class C	(241,079)	(177,866)	(505,567)	(842,411)
Class I	(1,166,904)	(1,004,272)	(15,905,916)	(14,056,299)
Class R3	(623,956)	(542,803)	—	—
Class R4	(105,614)	(124,519)	—	—
Class R5	(38,900)	(30,265)	—	—
Class Y	(738,520)	(473,560)	(297,401)	(344,446)
Class F	(4,427,834)	(3,168,242)	(5,642,177)	(2,928,839)
Total distributions	(11,708,996)	(8,637,674)	(30,181,770)	(26,783,730)
Capital Share Transactions:
Sold	190,542,110	122,816,206	588,219,542	742,743,519
Issued on reinvestment of distributions	11,424,933	8,418,722	26,743,790	23,411,132
Redeemed	(180,414,897)	(137,359,960)	(313,751,683)	(396,074,833)
Net increase (decrease) from capital share transactions	21,552,146	(6,125,032)	301,211,649	370,079,818
Net Increase (Decrease) in Net Assets	44,958,572	19,434,212	317,074,886	377,183,466
Net Assets:
Beginning of period	523,777,137	504,342,925	1,467,355,572	1,090,172,106
End of period	$ 568,735,709	$ 523,777,137	$ 1,784,430,458	$ 1,467,355,572
The accompanying notes are an integral part of these financial statements.
232

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Municipal Short Duration Fund		The Hartford Short Duration Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 365,111	$ 389,588	$ 31,524,181	$ 33,744,343
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(10,314)	3,123	12,295,333	(4,469,572)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	17,714	295	(16,347,248)	10,540,610
Net Increase (Decrease) in Net Assets Resulting from Operations	372,511	393,006	27,472,266	39,815,381
Distributions to Shareholders:
Class A	(241,664)	(341,182)	(13,765,749)	(15,890,843)
Class C	(6,519)	(15,127)	(650,763)	(1,242,314)
Class I	(70,845)	(53,178)	(11,271,779)	(10,500,742)
Class R3	—	—	(24,103)	(29,075)
Class R4	—	—	(74,418)	(136,354)
Class R5	—	—	(33,325)	(40,924)
Class R6	—	—	(29,252)	(320)
Class Y	—	—	(168,858)	(238,467)
Class F	(51,426)	(39,099)	(6,693,662)	(6,474,377)
Total distributions	(370,454)	(448,586)	(32,711,909)	(34,553,416)
Capital Share Transactions:
Sold	18,254,920	15,709,425	1,252,229,093	1,100,570,097
Issued on reinvestment of distributions	368,228	447,981	30,042,870	31,656,945
Redeemed	(8,165,674)	(11,632,817)	(781,083,476)	(864,409,842)
Net increase (decrease) from capital share transactions	10,457,474	4,524,589	501,188,487	267,817,200
Net Increase (Decrease) in Net Assets	10,459,531	4,469,009	495,948,844	273,079,165
Net Assets:
Beginning of period	25,884,906	21,415,897	1,662,634,801	1,389,555,636
End of period	$ 36,344,437	$ 25,884,906	$ 2,158,583,645	$ 1,662,634,801
The accompanying notes are an integral part of these financial statements.
233

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Strategic Income Fund		Hartford Sustainable Municipal Bond Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 81,332,265	$ 32,677,573	$ 1,565,874	$ 1,074,542
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	39,156,835	34,811,038	668,157	(27,478)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(15,561,618)	6,574,831	487,346	712,473
Net Increase (Decrease) in Net Assets Resulting from Operations	104,927,482	74,063,442	2,721,377	1,759,537
Distributions to Shareholders:
Class A	(13,415,885)	(7,667,575)	(583,161)	(719,963)
Class C	(2,498,541)	(1,525,386)	(30,346)	(68,864)
Class I	(58,862,872)	(17,139,916)	(597,267)	(359,398)
Class R3	(76,238)	(28,423)	—	—
Class R4	(276,821)	(46,207)	—	—
Class R5	(1,436,033)	(405,048)	—	—
Class R6	(2,476,456)	(126,449)	—	—
Class Y	(5,957,462)	(1,532,416)	—	—
Class F	(13,930,487)	(7,044,452)	(354,323)	(180,768)
Total distributions	(98,930,795)	(35,515,872)	(1,565,097)	(1,328,993)
Capital Share Transactions:
Sold	2,604,992,032	1,364,984,101	58,514,592	57,550,170
Issued on reinvestment of distributions	98,446,517	35,272,451	1,561,109	1,325,741
Redeemed	(1,052,171,798)	(448,742,996)	(16,076,394)	(12,194,309)
Net increase (decrease) from capital share transactions	1,651,266,751	951,513,556	43,999,307	46,681,602
Net Increase (Decrease) in Net Assets	1,657,263,438	990,061,126	45,155,587	47,112,146
Net Assets:
Beginning of period	1,683,084,115	693,022,989	83,350,524	36,238,378
End of period	$ 3,340,347,553	$ 1,683,084,115	$ 128,506,111	$ 83,350,524
The accompanying notes are an integral part of these financial statements.
234

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Total Return Bond Fund		The Hartford World Bond Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 61,872,563	$ 57,931,670	$ 31,308,168	$ 43,040,810
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	36,144,280	46,435,924	68,593,974	(117,536,664)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(74,464,811)	57,519,243	(109,895,728)	109,200,566
Net Increase (Decrease) in Net Assets Resulting from Operations	23,552,032	161,886,837	(9,993,586)	34,704,712
Distributions to Shareholders:
Class A	(32,137,413)	(24,713,615)	(3,010,998)	(9,714,634)
Class C	(472,610)	(403,472)	(125,450)	(1,530,082)
Class I	(9,730,043)	(4,973,747)	(20,651,050)	(55,886,615)
Class R3	(109,854)	(94,664)	(5,791)	(37,373)
Class R4	(391,047)	(248,950)	(120,174)	(258,182)
Class R5	(70,122)	(42,277)	(88,533)	(159,088)
Class R6	(4,246,736)	(1,608,114)	(1,415,295)	(699,005)
Class Y	(12,144,844)	(10,770,483)	(3,546,250)	(12,150,614)
Class F	(32,813,903)	(22,805,593)	(17,628,017)	(51,436,468)
Total distributions	(92,116,572)	(65,660,915)	(46,591,558)	(131,872,061)
Capital Share Transactions:
Sold	1,350,276,016	1,206,382,514	1,356,935,358	2,017,345,877
Issued in merger	—	62,746,951	—	—
Issued on reinvestment of distributions	88,860,837	64,083,599	43,738,556	124,555,264
Redeemed	(917,559,808)	(622,728,515)	(1,693,085,720)	(2,882,971,265)
Net increase (decrease) from capital share transactions	521,577,045	710,484,549	(292,411,806)	(741,070,124)
Net Increase (Decrease) in Net Assets	453,012,505	806,710,471	(348,996,950)	(838,237,473)
Net Assets:
Beginning of period	2,991,579,617	2,184,869,146	4,472,890,816	5,311,128,289
End of period	$ 3,444,592,122	$ 2,991,579,617	$ 4,123,893,866	$ 4,472,890,816
The accompanying notes are an integral part of these financial statements.
235

Hartford Fixed Income Funds
Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2021
A	$ 5.39	$ 0.18	$ —(5)	$ 0.18	$ (0.18)	$ —	$ —	$ (0.18)	$ 5.39	3.20%	$ 3,996	1.49%	1.18%	3.20%	99%
C	5.40	0.14	— (5)	0.14	(0.14)	—	—	(0.14)	5.40	2.43	1,771	2.25	1.93	2.45	99
I	5.37	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.36	3.28	11,164	1.15	0.93	3.45	99
R3	5.37	0.18	(0.01)	0.17	(0.16)	—	—	(0.16)	5.38	3.09	11	1.76	1.21	3.18	99
R4	5.37	0.18	(0.01)	0.17	(0.18)	—	—	(0.18)	5.36	3.02	45	1.46	1.18	3.20	99
R5	5.15	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.14	3.48	11	1.16	0.88	3.56	99
Y	5.33	0.20	(0.02)	0.18	(0.19)	—	—	(0.19)	5.32	3.36	37,127	1.14	0.88	3.49	99
F	5.37	0.20	— (5)	0.20	(0.20)	—	—	(0.20)	5.37	3.57	4,490	1.04	0.83	3.54	99
For the Year Ended October 31, 2020
A	$ 5.86	$ 0.22	$ (0.46)	$ (0.24)	$ —	$ —	$ (0.23)	$ (0.23)	$ 5.39	(4.02)%	$ 4,441	1.42%	1.18%	4.08%	99%
C	5.86	0.19	(0.46)	(0.27)	—	—	(0.19)	(0.19)	5.40	(4.66)	1,795	2.18	1.93	3.35	99
I	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.73)	10,596	1.07	0.93	4.43	99
R3	5.84	0.23	(0.46)	(0.23)	—	—	(0.24)	(0.24)	5.37	(3.97)	11	1.70	1.06	4.20	99
R4	5.83	0.22	(0.45)	(0.23)	—	—	(0.23)	(0.23)	5.37	(3.87)	43	1.40	1.18	4.07	99
R5	5.60	0.22	(0.42)	(0.20)	—	—	(0.25)	(0.25)	5.15	(3.52)	45	1.10	0.88	4.31	99
Y	5.80	0.24	(0.46)	(0.22)	—	—	(0.25)	(0.25)	5.33	(3.72)	43,062	1.09	0.88	4.43	99
F	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.65)	3,201	0.98	0.83	4.46	99
For the Year Ended October 31, 2019
A	$ 5.50	$ 0.29	$ 0.48	$ 0.77	$ (0.27)	$ —	$ (0.14)	$ (0.41)	$ 5.86	14.52%	$ 5,691	1.45%	1.25%	5.10%	110%
C	5.50	0.25	0.47	0.72	(0.23)	—	(0.13)	(0.36)	5.86	13.57	2,495	2.19	2.00	4.35	110
I	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	14.92	41,300	1.11	0.98	5.36	110
R3	5.47	0.29	0.49	0.78	(0.27)	—	(0.14)	(0.41)	5.84	14.82	12	1.74	1.17	5.16	110
R4	5.47	0.29	0.48	0.77	(0.27)	—	(0.14)	(0.41)	5.83	14.58	49	1.44	1.25	5.09	110
R5	5.27	0.29	0.47	0.76	(0.28)	—	(0.15)	(0.43)	5.60	14.96	11	1.14	0.95	5.36	110
Y	5.44	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.80	15.12	87,413	1.10	0.90	5.44	110
F	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	15.00	4,150	1.02	0.90	5.44	110
For the Year Ended October 31, 2018
A	$ 7.62	$ 0.30	$ (0.75)	$ (0.45)	$ (1.67)	$ —	$ —	$ (1.67)	$ 5.50	(8.25)%	$ 6,774	1.41%	1.25%	4.78%	130%
C	7.62	0.25	(0.75)	(0.50)	(1.62)	—	—	(1.62)	5.50	(8.86)	2,951	2.19	2.00	4.04	130
I	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(8.00)	62,924	1.07	0.96	5.08	130
R3	7.60	0.29	(0.76)	(0.47)	(1.66)	—	—	(1.66)	5.47	(8.44)	11	1.73	1.39	4.65	130
R4	7.60	0.30	(0.76)	(0.46)	(1.67)	—	—	(1.67)	5.47	(8.29)	60	1.43	1.25	4.79	130
R5	7.38	0.31	(0.73)	(0.42)	(1.69)	—	—	(1.69)	5.27	(7.98)	10	1.13	0.95	5.11	130
Y	7.57	0.32	(0.75)	(0.43)	(1.70)	—	—	(1.70)	5.44	(7.99)	86,121	1.06	0.90	5.13	130
F	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(7.93)	4,599	1.01	0.90	5.15	130
For the Year Ended October 31, 2017
A	$ 7.48	$ 0.37	$ 0.11	$ 0.48	$ (0.34)	$ —	$ —	$ (0.34)	$ 7.62	6.80%	$ 8,324	1.44%	1.25%	4.87%	151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98	2,777	2.20	2.00	4.13	151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11	46,768	1.18	1.00	5.10	151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61	12	1.96	1.50	4.67	151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73	46	1.50	1.25	4.86	151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00	11	1.21	0.95	5.22	151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11	94,802	1.07	0.90	5.24	151
F (6)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	7.87 (7)	2,210	1.04 (8)	0.90 (8)	4.99 (8)	151
The accompanying notes are an integral part of these financial statements.
236

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund
For the Year Ended October 31, 2021
A	$ 8.04	$ 0.30	$ 0.31	$ 0.61	$ (0.25)	$ —	$ —	$ (0.25)	$ 8.40	7.70%	$ 738,311	1.00%	1.00%	3.59%	99%
C	8.12	0.24	0.31	0.55	(0.19)	—	—	(0.19)	8.48	6.84	110,915	1.75	1.75	2.86	99
I	8.03	0.32	0.32	0.64	(0.30)	—	—	(0.30)	8.37	8.01	1,066,435	0.73	0.73	3.85	99
R3	8.10	0.28	0.30	0.58	(0.23)	—	—	(0.23)	8.45	7.25	4,586	1.36	1.25	3.34	99
R4	8.04	0.30	0.30	0.60	(0.25)	—	—	(0.25)	8.39	7.55	2,180	1.07	1.00	3.59	99
R5	8.03	0.32	0.31	0.63	(0.29)	—	—	(0.29)	8.37	7.92	1,148	0.77	0.77	3.82	99
Y	8.01	0.32	0.31	0.63	(0.30)	—	—	(0.30)	8.34	7.90	49,434	0.75	0.75	3.83	99
F	8.02	0.33	0.31	0.64	(0.31)	—	—	(0.31)	8.35	8.06	144,519	0.65	0.65	3.92	99
For the Year Ended October 31, 2020
A	$ 8.37	$ 0.29	$ (0.33)	$ (0.04)	$ (0.29)	$ —	$ —	$ (0.29)	$ 8.04	(0.40)%	$ 659,749	1.01%	1.00%	3.62%	86%
C	8.45	0.24	(0.34)	(0.10)	(0.23)	—	—	(0.23)	8.12	(1.10)	231,747	1.74	1.74	2.91	86
I	8.36	0.32	(0.34)	(0.02)	(0.31)	—	—	(0.31)	8.03	(0.14)	749,601	0.73	0.73	3.93	86
R3	8.42	0.27	(0.32)	(0.05)	(0.27)	—	—	(0.27)	8.10	(0.51)	4,684	1.37	1.25	3.38	86
R4	8.36	0.29	(0.32)	(0.03)	(0.29)	—	—	(0.29)	8.04	(0.29)	2,274	1.07	1.00	3.63	86
R5	8.35	0.31	(0.32)	(0.01)	(0.31)	—	—	(0.31)	8.03	(0.07)	987	0.77	0.77	3.84	86
Y	8.33	0.32	(0.33)	(0.01)	(0.31)	—	—	(0.31)	8.01	(0.00) (9)	42,538	0.71	0.71	3.93	86
F	8.36	0.33	(0.35)	(0.02)	(0.32)	—	—	(0.32)	8.02	(0.20)	92,849	0.65	0.65	4.09	86
For the Year Ended October 31, 2019
A	$ 8.68	$ 0.39	$ (0.23)	$ 0.16	$ (0.45)	$ —	$ (0.02)	$ (0.47)	$ 8.37	1.98%	$ 762,132	1.00%	1.00%	4.61%	46%
C	8.67	0.33	(0.23)	0.10	(0.31)	—	(0.01)	(0.32)	8.45	1.22	458,641	1.73	1.73	3.89	46
I	8.69	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.36	2.29	1,316,224	0.71	0.71	4.90	46
R3	8.70	0.37	(0.23)	0.14	(0.41)	—	(0.01)	(0.42)	8.42	1.72	6,708	1.33	1.25	4.35	46
R4	8.67	0.39	(0.22)	0.17	(0.46)	—	(0.02)	(0.48)	8.36	2.04	2,807	1.05	1.00	4.66	46
R5	8.68	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.35	2.18	1,193	0.77	0.77	4.84	46
Y	8.67	0.42	(0.24)	0.18	(0.50)	—	(0.02)	(0.52)	8.33	2.25	63,586	0.71	0.71	4.93	46
F	8.70	0.41	(0.22)	0.19	(0.51)	—	(0.02)	(0.53)	8.36	2.32	398,085	0.64	0.64	4.83	46
For the Year Ended October 31, 2018
A	$ 8.74	$ 0.37	$ (0.08)	$ 0.29	$ (0.35)	$ —	$ —	$ (0.35)	$ 8.68	3.41%	$ 909,677	0.99%	0.99%	4.21%	55%
C	8.73	0.30	(0.07)	0.23	(0.29)	—	—	(0.29)	8.67	2.65	744,791	1.73	1.73	3.48	55
I	8.75	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.69	3.70	1,903,730	0.72	0.72	4.50	55
R3	8.76	0.35	(0.08)	0.27	(0.33)	—	—	(0.33)	8.70	3.15	8,479	1.37	1.25	3.95	55
R4	8.73	0.37	(0.08)	0.29	(0.35)	—	—	(0.35)	8.67	3.40	5,804	1.07	1.00	4.21	55
R5	8.74	0.39	(0.08)	0.31	(0.37)	—	—	(0.37)	8.68	3.67	1,897	0.77	0.74	4.45	55
Y	8.73	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.67	3.71	470,887	0.71	0.70	4.53	55
F	8.76	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.70	3.88	67,464	0.65	0.65	4.52	55
For the Year Ended October 31, 2017
A	$ 8.58	$ 0.32	$ 0.16	$ 0.48	$ (0.31)	$ —	$ (0.01)	$ (0.32)	$ 8.74	5.66%	$ 806,759	0.98%	0.98%	3.68%	62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89	1,046,990	1.72	1.72	2.95	62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95	1,817,213	0.71	0.71	3.94	62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25	9,993	1.37	1.25	3.41	62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52	6,359	1.06	1.00	3.65	62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96	2,200	0.80	0.70	3.96	62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99	374,594	0.67	0.67	3.98	62
F (6)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	2.78 (7)	48,407	0.65 (8)	0.65 (8)	3.95 (8)	62
The accompanying notes are an integral part of these financial statements.
237

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2021
A	$ 9.23	$ 0.35	$ 0.40	$ 0.75	$ (0.30)	$ —	$ —	$ (0.30)	$ 9.68	8.23%	$ 81,907	1.15%	1.05%	3.67%	132%
C	9.31	0.29	0.39	0.68	(0.23)	—	—	(0.23)	9.76	7.38	25,357	1.88	1.80	2.95	132
I	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.52	276,041	0.86	0.80	3.92	132
R3	9.25	0.33	0.38	0.71	(0.27)	—	—	(0.27)	9.69	7.77	160	1.49	1.35	3.37	132
R4	9.21	0.35	0.40	0.75	(0.30)	—	—	(0.30)	9.66	8.24	399	1.20	1.05	3.68	132
R5	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.58	12,801	0.88	0.75	3.97	132
Y	9.19	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.63	8.43	13,206	0.89	0.78	3.92	132
F	9.20	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.64	8.45	28,494	0.78	0.75	3.94	132
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.37	$ (0.42)	$ (0.05)	$ (0.36)	$ —	$ —	$ (0.36)	$ 9.23	(0.46)%	$ 64,414	1.15%	1.05%	3.95%	120%
C	9.72	0.30	(0.42)	(0.12)	(0.29)	—	—	(0.29)	9.31	(1.17)	38,246	1.89	1.80	3.21	120
I	9.62	0.39	(0.45)	(0.06)	(0.38)	—	—	(0.38)	9.18	(0.54)	194,107	0.87	0.80	4.18	120
R3	9.66	0.34	(0.42)	(0.08)	(0.33)	—	—	(0.33)	9.25	(0.75)	128	1.50	1.35	3.68	120
R4	9.61	0.36	(0.40)	(0.04)	(0.36)	—	—	(0.36)	9.21	(0.36)	347	1.20	1.05	3.93	120
R5	9.58	0.39	(0.41)	(0.02)	(0.38)	—	—	(0.38)	9.18	(0.08)	10,605	0.90	0.75	4.23	120
Y	9.59	0.40	(0.42)	(0.02)	(0.38)	—	—	(0.38)	9.19	(0.10)	7,422	0.89	0.78	4.25	120
F	9.61	0.40	(0.42)	(0.02)	(0.39)	—	—	(0.39)	9.20	(0.17)	13,874	0.79	0.75	4.28	120
For the Year Ended October 31, 2019
A	$10.01	$ 0.46	$ (0.24)	$ 0.22	$ (0.57)	$ —	$ (0.02)	$ (0.59)	$ 9.64	2.34%	$ 87,122	1.14%	1.05%	4.71%	78%
C	10.01	0.39	(0.24)	0.15	(0.42)	—	(0.02)	(0.44)	9.72	1.60	56,859	1.88	1.80	3.97	78
I	10.02	0.48	(0.24)	0.24	(0.61)	—	(0.03)	(0.64)	9.62	2.63	220,436	0.87	0.80	4.97	78
R3	10.00	0.43	(0.23)	0.20	(0.52)	—	(0.02)	(0.54)	9.66	2.13	227	1.50	1.35	4.41	78
R4	9.99	0.46	(0.24)	0.22	(0.58)	—	(0.02)	(0.60)	9.61	2.33	346	1.20	1.05	4.76	78
R5	9.98	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.58	2.72	11,015	0.88	0.75	5.01	78
Y	9.99	0.48	(0.23)	0.25	(0.62)	—	(0.03)	(0.65)	9.59	2.71	14,773	0.86	0.77	4.98	78
F	10.01	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.61	2.73	21,903	0.78	0.75	5.04	78
For the Year Ended October 31, 2018
A	$10.06	$ 0.43	$ (0.07)	$ 0.36	$ (0.41)	$ —	$ —	$ (0.41)	$ 10.01	3.62%	$ 119,920	1.14%	1.05%	4.29%	84%
C	10.06	0.36	(0.08)	0.28	(0.33)	—	—	(0.33)	10.01	2.85	78,122	1.88	1.80	3.54	84
I	10.07	0.46	(0.08)	0.38	(0.43)	—	—	(0.43)	10.02	3.88	313,336	0.86	0.80	4.56	84
R3	10.05	0.40	(0.07)	0.33	(0.38)	—	—	(0.38)	10.00	3.31	267	1.50	1.35	4.00	84
R4	10.04	0.43	(0.07)	0.36	(0.41)	—	—	(0.41)	9.99	3.62	809	1.20	1.05	4.30	84
R5	10.03	0.47	(0.08)	0.39	(0.44)	—	—	(0.44)	9.98	3.93	12,192	0.89	0.75	4.65	84
Y	10.04	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)	9.99	3.93	20,412	0.83	0.75	4.62	84
F	10.07	0.46	(0.08)	0.38	(0.44)	—	—	(0.44)	10.01	3.93	31,840	0.78	0.75	4.61	84
For the Year Ended October 31, 2017
A	$ 9.82	$ 0.40	$ 0.22	$ 0.62	$ (0.38)	$ —	$ —	$ (0.38)	$ 10.06	6.38%	$ 145,099	1.10%	1.05%	3.97%	77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59	89,003	1.86	1.80	3.23	77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64	250,468	0.87	0.80	4.19	77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07	339	1.53	1.35	3.69	77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38	709	1.18	1.05	3.94	77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59	1,851	0.87	0.75	4.17	77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71	7,121	0.80	0.75	4.28	77
F (6)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	2.98 (7)	17,138	0.77 (8)	0.75 (8)	4.27 (8)	77
The accompanying notes are an integral part of these financial statements.
238

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund
For the Year Ended October 31, 2021
A	$ 7.27	$ 0.29	$ 0.35	$ 0.64	$ (0.29)	$ —	$ —	$ (0.29)	$ 7.62	8.90%	$ 287,361	1.00%	0.95%	3.85%	38%
C	7.25	0.24	0.34	0.58	(0.23)	—	—	(0.23)	7.60	8.10	17,757	1.72	1.71	3.15	38
I	7.30	0.31	0.34	0.65	(0.32)	—	—	(0.32)	7.63	9.03	46,882	0.68	0.67	4.10	38
R3	7.28	0.27	0.34	0.61	(0.27)	—	—	(0.27)	7.62	8.42	1,996	1.29	1.26	3.55	38
R4	7.29	0.29	0.34	0.63	(0.29)	—	—	(0.29)	7.63	8.73	1,028	1.00	0.97	3.85	38
R5	7.26	0.32	0.33	0.65	(0.32)	—	—	(0.32)	7.59	9.07	737	0.70	0.67	4.14	38
R6 (10)	7.57	0.21	(0.03) (11)	0.18	(0.21)	—	—	(0.21)	7.54	2.35 (7)	10	0.59 (8)	0.55 (8)	4.12 (8)	38
Y	7.20	0.31	0.34	0.65	(0.31)	—	—	(0.31)	7.54	9.12	972	0.69	0.66	4.15	38
F	7.28	0.32	0.35	0.67	(0.34)	—	—	(0.34)	7.61	9.26	110,704	0.58	0.55	4.23	38
For the Year Ended October 31, 2020
A	$ 7.36	$ 0.33	$ (0.10)	$ 0.23	$ (0.32)	$ —	$ —	$ (0.32)	$ 7.27	3.31%	$ 239,310	1.15%	1.03%	4.54%	59%
C	7.33	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	7.25	2.68	26,125	1.86	1.78	3.81	59
I	7.38	0.35	(0.09)	0.26	(0.34)	—	—	(0.34)	7.30	3.74	20,666	0.82	0.77	4.80	59
R3	7.36	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	7.28	3.14	1,866	1.44	1.34	4.25	59
R4	7.37	0.33	(0.09)	0.24	(0.32)	—	—	(0.32)	7.29	3.45	997	1.14	1.04	4.54	59
R5	7.33	0.35	(0.07)	0.28	(0.35)	—	—	(0.35)	7.26	3.95	614	0.84	0.74	4.86	59
Y	7.30	0.35	(0.12)	0.23	(0.33)	—	—	(0.33)	7.20	3.35	849	0.83	0.77	4.84	59
F	7.37	0.35	(0.08)	0.27	(0.36)	—	—	(0.36)	7.28	3.78	71,863	0.72	0.67	4.90	59
For the Year Ended October 31, 2019
A	$ 7.15	$ 0.36	$ 0.22	$ 0.58	$ (0.37)	$ —	$ —	$ (0.37)	$ 7.36	8.27%	$ 229,615	1.17%	1.05%	5.00%	36%
C	7.12	0.31	0.21	0.52	(0.31)	—	—	(0.31)	7.33	7.42	32,746	1.87	1.80	4.27	36
I	7.19	0.38	0.21	0.59	(0.40)	—	—	(0.40)	7.38	8.55	20,575	0.83	0.79	5.25	36
R3	7.14	0.34	0.22	0.56	(0.34)	—	—	(0.34)	7.36	8.03	1,501	1.46	1.35	4.72	36
R4	7.16	0.36	0.22	0.58	(0.37)	—	—	(0.37)	7.37	8.26	1,009	1.16	1.05	5.02	36
R5	7.15	0.38	0.21	0.59	(0.41)	—	—	(0.41)	7.33	8.50	793	0.85	0.75	5.29	36
Y	7.13	0.37	0.21	0.58	(0.41)	—	—	(0.41)	7.30	8.42	11,647	0.83	0.78	5.09	36
F	7.18	0.39	0.22	0.61	(0.42)	—	—	(0.42)	7.37	8.74	60,588	0.74	0.70	5.35	36
For the Year Ended October 31, 2018
A	$ 7.49	$ 0.36	$ (0.34)	$ 0.02	$ (0.36)	$ —	$ —	$ (0.36)	$ 7.15	0.27%	$ 214,430	1.17%	1.05%	4.92%	29%
C	7.47	0.31	(0.36)	(0.05)	(0.30)	—	—	(0.30)	7.12	(0.63)	38,727	1.87	1.80	4.17	29
I	7.54	0.38	(0.35)	0.03	(0.38)	—	—	(0.38)	7.19	0.44	18,652	0.83	0.78	5.19	29
R3	7.49	0.34	(0.35)	(0.01)	(0.34)	—	—	(0.34)	7.14	(0.17)	1,964	1.47	1.35	4.62	29
R4	7.51	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	7.16	0.15	1,144	1.17	1.05	4.92	29
R5	7.49	0.38	(0.34)	0.04	(0.38)	—	—	(0.38)	7.15	0.57	628	0.87	0.75	5.22	29
Y	7.48	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.13	0.48	867	0.81	0.70	5.27	29
F	7.53	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.18	0.51	52,810	0.75	0.70	5.27	29
For the Year Ended October 31, 2017
A	$ 7.28	$ 0.37	$ 0.21	$ 0.58	$ (0.36)	$ —	$ (0.01)	$ (0.37)	$ 7.49	8.16%	$ 224,824	1.17%	1.05%	5.04%	49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)	(0.32)	7.47	7.52	57,139	1.85	1.80	4.29	49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)	(0.39)	7.54	8.70	28,998	0.95	0.80	5.28	49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)	(0.35)	7.49	7.99	2,586	1.48	1.35	4.74	49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)	(0.37)	7.51	8.45	1,463	1.18	1.05	5.03	49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)	(0.39)	7.49	8.63	885	0.87	0.75	5.33	49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)	(0.40)	7.48	8.69	7,330	0.75	0.70	5.40	49
F (6)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)	(0.27)	7.53	4.33 (7)	45,699	0.75 (8)	0.70 (8)	5.31 (8)	49
The accompanying notes are an integral part of these financial statements.
239

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2021
A	$11.11	$ 0.36	$ 0.40	$ 0.76	$ (0.24)	$ —	$ —	$ (0.24)	$ 11.63	6.88%	$ 232,828	0.85%	0.85%	3.18%	73% (12)
C	10.70	0.26	0.39	0.65	(0.12)	—	—	(0.12)	11.23	6.14	23,382	1.58	1.58	2.41	73 (12)
I	11.35	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.88	7.15	57,343	0.55	0.55	3.42	73 (12)
R3	10.89	0.31	0.39	0.70	(0.19)	—	—	(0.19)	11.40	6.52	32,804	1.17	1.17	2.75	73 (12)
R4	11.12	0.32	0.43	0.75	(0.22)	—	—	(0.22)	11.65	6.84	4,336	0.87	0.87	2.85	73 (12)
R5	11.30	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.83	7.18	1,818	0.57	0.57	3.49	73 (12)
Y	11.37	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.90	7.13	34,156	0.56	0.56	3.44	73 (12)
F	11.34	0.39	0.43	0.82	(0.28)	—	—	(0.28)	11.88	7.36	182,069	0.45	0.45	3.40	73 (12)
For the Year Ended October 31, 2020
A	$10.54	$ 0.13	$ 0.62	$ 0.75	$ (0.18)	$ —	$ —	$ (0.18)	$ 11.11	7.23%	$ 200,745	0.92%	0.85%	1.17%	78% (12)
C	10.11	0.03	0.62	0.65	(0.06)	—	—	(0.06)	10.70	6.45	20,713	1.65	1.59	0.29	78 (12)
I	10.75	0.16	0.65	0.81	(0.21)	—	—	(0.21)	11.35	7.64	54,119	0.60	0.57	1.49	78 (12)
R3	10.33	0.08	0.62	0.70	(0.14)	—	—	(0.14)	10.89	6.89	35,410	1.21	1.18	0.81	78 (12)
R4	10.54	0.11	0.64	0.75	(0.17)	—	—	(0.17)	11.12	7.24	5,663	0.92	0.89	1.07	78 (12)
R5	10.71	0.17	0.63	0.80	(0.21)	—	—	(0.21)	11.30	7.56	1,650	0.61	0.58	1.57	78 (12)
Y	10.77	0.15	0.66	0.81	(0.21)	—	—	(0.21)	11.37	7.64	30,813	0.60	0.57	1.38	78 (12)
F	10.75	0.16	0.64	0.80	(0.21)	—	—	(0.21)	11.34	7.61	174,665	0.49	0.49	1.49	78 (12)
For the Year Ended October 31, 2019
A	$10.34	$ 0.18	$ 0.40	$ 0.58	$ (0.38)	$ —	$ —	$ (0.38)	$ 10.54	5.81%	$ 185,301	0.99%	0.85%	1.71%	77%
C	9.88	0.09	0.39	0.48	(0.25)	—	—	(0.25)	10.11	5.00	34,060	1.70	1.60	0.87	77
I	10.53	0.21	0.41	0.62	(0.40)	—	—	(0.40)	10.75	6.17	52,182	0.66	0.60	1.98	77
R3	10.13	0.14	0.40	0.54	(0.34)	—	—	(0.34)	10.33	5.50	40,395	1.28	1.20	1.36	77
R4	10.33	0.18	0.40	0.58	(0.37)	—	—	(0.37)	10.54	5.79	7,831	0.98	0.90	1.72	77
R5	10.50	0.20	0.41	0.61	(0.40)	—	—	(0.40)	10.71	6.18	1,975	0.68	0.60	1.88	77
Y	10.56	0.21	0.41	0.62	(0.41)	—	—	(0.41)	10.77	6.11	24,678	0.65	0.58	1.97	77
F	10.53	0.22	0.41	0.63	(0.41)	—	—	(0.41)	10.75	6.22	157,921	0.56	0.55	2.05	77
For the Year Ended October 31, 2018
A	$10.95	$ 0.25	$ (0.37)	$ (0.12)	$ (0.49)	$ —	$ —	$ (0.49)	$ 10.34	(1.19)%	$ 193,398	0.98%	0.85%	2.34%	18%
C	10.47	0.16	(0.36)	(0.20)	(0.39)	—	—	(0.39)	9.88	(1.95)	60,373	1.69	1.60	1.61	18
I	11.15	0.27	(0.38)	(0.11)	(0.51)	—	—	(0.51)	10.53	(0.99)	51,586	0.67	0.60	2.57	18
R3	10.74	0.20	(0.36)	(0.16)	(0.45)	—	—	(0.45)	10.13	(1.57)	45,035	1.28	1.20	1.99	18
R4	10.94	0.24	(0.37)	(0.13)	(0.48)	—	—	(0.48)	10.33	(1.28)	9,723	0.98	0.90	2.32	18
R5	11.12	0.27	(0.37)	(0.10)	(0.52)	—	—	(0.52)	10.50	(0.99)	2,711	0.68	0.60	2.54	18
Y	11.18	0.28	(0.38)	(0.10)	(0.52)	—	—	(0.52)	10.56	(0.93)	28,512	0.62	0.55	2.64	18
F	11.16	0.28	(0.39)	(0.11)	(0.52)	—	—	(0.52)	10.53	(1.03)	151,498	0.56	0.55	2.61	18
For the Year Ended October 31, 2017
A	$11.05	$ 0.15	$ (0.12)	$ 0.03	$ (0.13)	$ —	$ —	$ (0.13)	$ 10.95	0.27%	$ 203,962	0.95%	0.85%	1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—	(0.04)	10.47	(0.46)	110,182	1.67	1.60	0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.15	0.53	57,101	0.74	0.60	1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	10.74	(0.07)	48,953	1.27	1.20	1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—	(0.12)	10.94	0.22	11,278	0.97	0.90	1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.12	0.54	2,924	0.69	0.60	1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—	(0.16)	11.18	0.59	31,947	0.57	0.55	1.75	72
F (6)	11.08	0.12	(0.04)	0.08	—	—	—	—	11.16	0.72 (7)	119,654	0.55 (8)	0.55 (8)	1.65 (8)	72
The accompanying notes are an integral part of these financial statements.
240

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2021
A	$ 8.93	$ 0.15	$ 0.11	$ 0.26	$ (0.15)	$ —	$ —	$ (0.15)	$ 9.04	2.94%	$ 486,106	0.66%	0.66%	1.67%	8%
C	8.94	0.08	0.11	0.19	(0.08)	—	—	(0.08)	9.05	2.16	48,740	1.42	1.42	0.92	8
I	8.94	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.05	3.19	902,081	0.42	0.42	1.91	8
Y	8.93	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.04	3.17	15,319	0.44	0.44	1.90	8
F	8.92	0.18	0.11	0.29	(0.18)	—	—	(0.18)	9.03	3.26	332,185	0.35	0.35	1.98	8
For the Year Ended October 31, 2020
A	$ 8.88	$ 0.18	$ 0.05	$ 0.23	$ (0.18)	$ —	$ —	$ (0.18)	$ 8.93	2.63%	$ 437,341	0.68%	0.68%	2.03%	26%
C	8.89	0.11	0.05	0.16	(0.11)	—	—	(0.11)	8.94	1.86	59,074	1.43	1.43	1.28	26
I	8.88	0.20	0.06	0.26	(0.20)	—	—	(0.20)	8.94	2.99	724,260	0.44	0.44	2.26	26
Y	8.88	0.20	0.05	0.25	(0.20)	—	—	(0.20)	8.93	2.86	15,559	0.45	0.45	2.25	26
F	8.87	0.21	0.05	0.26	(0.21)	—	—	(0.21)	8.92	2.95	231,121	0.37	0.37	2.32	26
For the Year Ended October 31, 2019
A	$ 8.37	$ 0.22	$ 0.51	$ 0.73	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.88	8.79%	$ 394,518	0.69%	0.69%	2.49%	15%
C	8.37	0.15	0.52	0.67	(0.15)	—	—	(0.15)	8.89	8.08	66,792	1.44	1.44	1.75	15
I	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.15	516,299	0.44	0.44	2.72	15
Y	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.17	14,391	0.45	0.45	2.74	15
F	8.38	0.24	0.51	0.75	(0.26)	—	—	(0.26)	8.87	9.15	98,172	0.37	0.37	2.76	15
For the Year Ended October 31, 2018
A	$ 8.60	$ 0.22	$ (0.23)	$ (0.01)	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.37	(0.11)%	$ 325,322	0.70%	0.69%	2.60%	23%
C	8.60	0.16	(0.23)	(0.07)	(0.16)	—	—	(0.16)	8.37	(0.86)	77,408	1.46	1.44	1.85	23
I	8.61	0.24	(0.23)	0.01	(0.24)	—	—	(0.24)	8.38	0.14	325,853	0.45	0.44	2.85	23
Y (13)	8.52	0.10	(0.14)	(0.04)	(0.10)	—	—	(0.10)	8.38	(0.46) (7)	14,574	0.44 (8)	0.44 (8)	2.87 (8)	23
F	8.61	0.25	(0.23)	0.02	(0.25)	—	—	(0.25)	8.38	0.20	43,617	0.38	0.38	2.90	23
For the Year Ended October 31, 2017
A	$ 8.69	$ 0.22	$ (0.09)	$ 0.13	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.60	1.50%	$ 251,143	0.68%	0.68%	2.53%	23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73	100,507	1.44	1.44	1.77	23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63	302,855	0.44	0.44	2.77	23
F (6)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69 (7)	25,280	0.39 (8)	0.39 (8)	2.77 (8)	23
Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2021
A	$10.16	$ 0.12	$ 0.03	$ 0.15	$ (0.12)	$ (0.00) (14)	$ —	$ (0.12)	$ 10.19	1.52%	$ 21,655	1.04%	0.69%	1.18%	16%
C	10.16	0.05	0.02	0.07	(0.05)	(0.00) (14)	—	(0.05)	10.18	0.66	1,390	1.85	1.44	0.44	16
I	10.15	0.14	0.03	0.17	(0.15)	(0.00) (14)	—	(0.15)	10.17	1.65	8,253	0.83	0.46	1.38	16
F	10.16	0.15	0.02	0.17	(0.15)	(0.00) (14)	—	(0.15)	10.18	1.72	5,047	0.74	0.39	1.44	16
For the Year Ended October 31, 2020
A	$10.16	$ 0.16	$ 0.03	$ 0.19	$ (0.16)	$ (0.03)	$ —	$ (0.19)	$ 10.16	1.88%	$ 18,359	1.10%	0.69%	1.62%	26%
C	10.15	0.09	0.04	0.13	(0.09)	(0.03)	—	(0.12)	10.16	1.23	1,483	1.94	1.44	0.87	26
I	10.15	0.18	0.04	0.22	(0.19)	(0.03)	—	(0.22)	10.15	2.12	3,879	0.88	0.46	1.83	26
F	10.16	0.19	0.03	0.22	(0.19)	(0.03)	—	(0.22)	10.16	2.19	2,164	0.80	0.39	1.91	26
For the Year Ended October 31, 2019
A	$ 9.88	$ 0.18	$ 0.28	$ 0.46	$ (0.18)	$ —	$ —	$ (0.18)	$ 10.16	4.66%	$ 16,141	1.09%	0.66%	1.77%	73%
C	9.87	0.17	0.27	0.44	(0.16)	—	—	(0.16)	10.15	4.54	1,362	1.82	0.76	1.66	73
I	9.88	0.20	0.28	0.48	(0.21)	—	—	(0.21)	10.15	4.92	2,212	0.80	0.41	2.01	73
F	9.88	0.20	0.28	0.48	(0.20)	—	—	(0.20)	10.16	4.94	1,700	0.79	0.39	2.03	73
The accompanying notes are an integral part of these financial statements.
241

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Municipal Short Duration Fund – (continued)
For the Year Ended October 31, 2018
A	$10.04	$ 0.16	$ (0.16)	$ —	$ (0.16)	$ —	$ —	$ (0.16)	$ 9.88	(0.03)%	$ 8,984	1.20%	0.61%	1.58%	24%
C	10.04	0.15	(0.17)	(0.02)	(0.15)	—	—	(0.15)	9.87	(0.24)	3,157	1.94	0.73	1.46	24
I	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.08	6,789	0.92	0.41	1.78	24
F	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.09	979	0.90	0.39	1.80	24
For the Year Ended October 31, 2017
A	$10.08	$ 0.12	$ (0.04)	$ 0.08	$ (0.12)	$ —	$ —	$ (0.12)	$ 10.04	0.81%	$ 8,363	1.15%	0.67%	1.21%	20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54	3,614	1.88	0.95	0.92	20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15	7,246	0.87	0.44	1.44	20
F (6)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	1.91 (7)	509	0.87 (8)	0.39 (8)	1.53 (8)	20
The Hartford Short Duration Fund
For the Year Ended October 31, 2021
A	$10.00	$ 0.15	$ 0.01(11)	$ 0.16	$ (0.16)	$ —	$ —	$ (0.16)	$ 10.00	1.55%	$ 923,939	0.79%	0.78%	1.54%	35% (15)
C	10.00	0.08	— (5)	0.08	(0.08)	—	—	(0.08)	10.00	0.81	69,234	1.52	1.52	0.81	35 (15)
I	9.98	0.18	0.01 (11)	0.19	(0.20)	—	—	(0.20)	9.97	1.88	716,236	0.49	0.49	1.81	35 (15)
R3	9.98	0.13	— (5)	0.13	(0.13)	—	—	(0.13)	9.98	1.33	1,593	1.14	1.00	1.34	35 (15)
R4	9.99	0.16	(0.01)	0.15	(0.16)	—	—	(0.16)	9.98	1.51	4,412	0.72	0.72	1.60	35 (15)
R5	9.96	0.18	— (5)	0.18	(0.19)	—	—	(0.19)	9.95	1.77	1,546	0.54	0.54	1.78	35 (15)
R6	9.93	0.18	0.01 (11)	0.19	(0.21)	—	—	(0.21)	9.91	1.90	2,020	0.43	0.43	1.84	35 (15)
Y	9.94	0.18	0.01 (11)	0.19	(0.19)	—	—	(0.19)	9.94	1.87	8,927	0.52	0.52	1.78	35 (15)
F	9.98	0.19	(0.01)	0.18	(0.21)	—	—	(0.21)	9.95	1.81	430,676	0.42	0.42	1.87	35 (15)
For the Year Ended October 31, 2020
A	$ 9.92	$ 0.22	$ 0.08	$ 0.30	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.00	3.07%	$ 847,571	0.84%	0.80%	2.21%	38% (15)
C	9.92	0.15	0.08	0.23	(0.15)	—	—	(0.15)	10.00	2.31	90,816	1.55	1.55	1.49	38 (15)
I	9.92	0.25	0.07	0.32	(0.26)	—	—	(0.26)	9.98	3.27	452,754	0.53	0.53	2.50	38 (15)
R3	9.90	0.19	0.07	0.26	(0.18)	—	—	(0.18)	9.98	2.71	2,376	1.15	1.15	1.88	38 (15)
R4	9.91	0.23	0.08	0.31	(0.23)	—	—	(0.23)	9.99	3.15	4,777	0.78	0.78	2.29	38 (15)
R5	9.89	0.24	0.08	0.32	(0.25)	—	—	(0.25)	9.96	3.31	2,140	0.56	0.56	2.45	38 (15)
R6	9.87	0.25	0.08	0.33	(0.27)	—	—	(0.27)	9.93	3.40	13	0.45	0.45	2.57	38 (15)
Y	9.87	0.25	0.07	0.32	(0.25)	—	—	(0.25)	9.94	3.33	6,999	0.55	0.55	2.53	38 (15)
F	9.91	0.25	0.09	0.34	(0.27)	—	—	(0.27)	9.98	3.52	255,190	0.44	0.44	2.58	38 (15)
For the Year Ended October 31, 2019
A	$ 9.70	$ 0.26	$ 0.22	$ 0.48	$ (0.26)	$ —	$ —	$ (0.26)	$ 9.92	5.05%	$ 653,304	0.84%	0.81%	2.67%	30%
C	9.69	0.19	0.23	0.42	(0.19)	—	—	(0.19)	9.92	4.34	80,498	1.55	1.55	1.93	30
I	9.71	0.29	0.24	0.53	(0.32)	—	—	(0.32)	9.92	5.52	404,974	0.52	0.52	2.95	30
R3	9.67	0.23	0.23	0.46	(0.23)	—	—	(0.23)	9.90	4.78	1,676	1.16	1.15	2.31	30
R4	9.68	0.26	0.23	0.49	(0.26)	—	—	(0.26)	9.91	5.16	7,764	0.74	0.74	2.66	30
R5	9.69	0.29	0.22	0.51	(0.31)	—	—	(0.31)	9.89	5.37	1,412	0.56	0.55	2.93	30
R6 (16)	9.70	0.20	0.17	0.37	(0.20)	—	—	(0.20)	9.87	3.85	11	0.45	0.45	2.99	30
Y	9.67	0.29	0.23	0.52	(0.32)	—	—	(0.32)	9.87	5.43	11,831	0.52	0.52	2.97	30
F	9.72	0.30	0.22	0.52	(0.33)	—	—	(0.33)	9.91	5.44	228,084	0.44	0.44	3.03	30
The accompanying notes are an integral part of these financial statements.
242

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund – (continued)
For the Year Ended October 31, 2018
A	$ 9.87	$ 0.23	$ (0.17)	$ 0.06	$ (0.23)	$ —	$ —	$ (0.23)	$ 9.70	0.66%	$ 516,715	0.91%	0.85%	2.39%	29%
C	9.87	0.16	(0.18)	(0.02)	(0.16)	—	—	(0.16)	9.69	(0.19)	71,192	1.61	1.60	1.63	29
I	9.89	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)	9.71	0.85	227,412	0.56	0.56	2.68	29
R3	9.84	0.22	(0.17)	0.05	(0.22)	—	—	(0.22)	9.67	0.52	960	1.21	0.99	2.25	29
R4	9.85	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)	9.68	0.66	645	0.91	0.85	2.39	29
R5	9.86	0.26	(0.17)	0.09	(0.26)	—	—	(0.26)	9.69	0.96	1,125	0.61	0.55	2.71	29
Y	9.84	0.27	(0.18)	0.09	(0.26)	—	—	(0.26)	9.67	0.97	14,983	0.54	0.54	2.73	29
F	9.89	0.27	(0.17)	0.10	(0.27)	—	—	(0.27)	9.72	1.02	173,198	0.49	0.49	2.76	29
For the Year Ended October 31, 2017
A	$ 9.88	$ 0.20	$ (0.01)	$ 0.19	$ (0.20)	$ —	$ —	$ (0.20)	$ 9.87	1.94%	$ 523,916	0.86%	0.84%	2.02%	42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20	103,013	1.58	1.57	1.29	42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21	185,948	0.58	0.58	2.29	42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58	1,175	1.22	1.09	1.77	42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83	626	0.92	0.85	2.01	42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33	807	0.60	0.55	2.33	42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17	5,549	0.50	0.50	2.32	42
F (6)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	1.73 (7)	103,896	0.49 (8)	0.49 (8)	2.45 (8)	42
The Hartford Strategic Income Fund
For the Year Ended October 31, 2021
A	$ 9.02	$ 0.27	$ 0.23	$ 0.50	$ (0.25)	$ (0.10)	$ —	$ (0.35)	$ 9.17	5.54%	$ 410,004	0.91%	0.91%	2.87%	52% (17)
C	9.08	0.20	0.24	0.44	(0.17)	(0.10)	—	(0.27)	9.25	4.89	92,929	1.63	1.63	2.14	52 (17)
I	9.04	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.20	5.94	2,044,204	0.64	0.64	3.16	52 (17)
R3	9.00	0.23	0.24	0.47	(0.22)	(0.10)	—	(0.32)	9.15	5.18	3,195	1.26	1.26	2.53	52 (17)
R4	9.01	0.27	0.23	0.50	(0.25)	(0.10)	—	(0.35)	9.16	5.55	13,610	0.91	0.91	2.90	52 (17)
R5	9.00	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.16	5.98	46,840	0.64	0.64	3.15	52 (17)
R6	9.01	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.16	5.96	161,021	0.54	0.54	3.28	52 (17)
Y	8.99	0.29	0.23	0.52	(0.27)	(0.10)	—	(0.37)	9.14	5.86	202,890	0.64	0.64	3.14	52 (17)
F	9.04	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.19	5.94	365,653	0.54	0.54	3.23	52 (17)
For the Year Ended October 31, 2020
A	$ 8.64	$ 0.28	$ 0.41	$ 0.69	$ (0.31)	$ —	$ —	$ (0.31)	$ 9.02	8.21%	$ 279,447	0.97%	0.95%	3.21%	69% (17)
C	8.69	0.22	0.41	0.63	(0.24)	—	—	(0.24)	9.08	7.40	72,030	1.69	1.69	2.47	69 (17)
I	8.67	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.04	8.41	930,484	0.67	0.67	3.44	69 (17)
R3	8.63	0.25	0.40	0.65	(0.28)	—	—	(0.28)	9.00	7.77	1,502	1.29	1.25	2.87	69 (17)
R4	8.64	0.27	0.41	0.68	(0.31)	—	—	(0.31)	9.01	8.12	4,348	1.00	0.95	2.96	69 (17)
R5	8.63	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.00	8.46	15,336	0.69	0.65	3.48	69 (17)
R6	8.63	0.30	0.43	0.73	(0.35)	—	—	(0.35)	9.01	8.65	10,360	0.59	0.59	3.45	69 (17)
Y	8.63	0.30	0.40	0.70	(0.34)	—	—	(0.34)	8.99	8.36	95,044	0.64	0.64	3.40	69 (17)
F	8.67	0.32	0.40	0.72	(0.35)	—	—	(0.35)	9.04	8.49	274,532	0.59	0.59	3.58	69 (17)
For the Year Ended October 31, 2019
A	$ 8.41	$ 0.32	$ 0.44	$ 0.76	$ (0.53)	$ —	$ —	$ (0.53)	$ 8.64	9.42%	$ 193,608	1.03%	0.95%	3.80%	74%
C	8.45	0.26	0.44	0.70	(0.46)	—	—	(0.46)	8.69	8.59	50,793	1.75	1.70	3.05	74
I	8.43	0.34	0.45	0.79	(0.55)	—	—	(0.55)	8.67	9.82	264,537	0.73	0.70	4.04	74
R3	8.39	0.30	0.44	0.74	(0.50)	—	—	(0.50)	8.63	9.22	634	1.34	1.25	3.50	74
R4	8.40	0.32	0.45	0.77	(0.53)	—	—	(0.53)	8.64	9.54	209	1.05	0.95	3.80	74
R5	8.40	0.35	0.43	0.78	(0.55)	—	—	(0.55)	8.63	9.78	8,280	0.74	0.65	4.09	74
R6	8.40	0.35	0.44	0.79	(0.56)	—	—	(0.56)	8.63	9.84	1,673	0.63	0.60	4.12	74
Y	8.39	0.35	0.44	0.79	(0.55)	—	—	(0.55)	8.63	9.91	4,824	0.71	0.66	4.09	74
F	8.43	0.35	0.45	0.80	(0.56)	—	—	(0.56)	8.67	9.93	168,465	0.63	0.60	4.15	74
The accompanying notes are an integral part of these financial statements.
243

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Strategic Income Fund – (continued)
For the Year Ended October 31, 2018
A	$ 9.00	$ 0.33	$ (0.40)	$ (0.07)	$ (0.52)	$ —	$ —	$ (0.52)	$ 8.41	(0.77)%	$ 164,749	1.05%	0.95%	3.78%	63%
C	9.03	0.26	(0.39)	(0.13)	(0.45)	—	—	(0.45)	8.45	(1.49)	48,099	1.78	1.70	3.03	63
I	9.03	0.35	(0.40)	(0.05)	(0.55)	—	—	(0.55)	8.43	(0.63)	88,704	0.77	0.70	4.03	63
R3	8.98	0.30	(0.39)	(0.09)	(0.50)	—	—	(0.50)	8.39	(1.10)	306	1.37	1.25	3.48	63
R4	8.99	0.33	(0.40)	(0.07)	(0.52)	—	—	(0.52)	8.40	(0.79)	560	1.08	0.95	3.78	63
R5	8.99	0.35	(0.39)	(0.04)	(0.55)	—	—	(0.55)	8.40	(0.46)	4,446	0.78	0.65	4.12	63
R6	8.99	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.40	(0.41)	150	0.66	0.60	4.15	63
Y	8.99	0.36	(0.40)	(0.04)	(0.56)	—	—	(0.56)	8.39	(0.49)	2,513	0.72	0.60	4.14	63
F	9.02	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.43	(0.41)	153,833	0.66	0.60	4.13	63
For the Year Ended October 31, 2017
A	$ 8.76	$ 0.36	$ 0.26	$ 0.62	$ (0.38)	$ —	$ —	$ (0.38)	$ 9.00	7.26%	$ 161,969	1.03%	0.95%	4.02%	82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38	74,017	1.74	1.70	3.29	82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51	83,345	0.76	0.70	4.11	82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83	329	1.45	1.25	3.70	82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13	748	1.08	0.95	4.00	82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48	1,467	0.75	0.65	4.25	82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66	11	0.70	0.60	4.41	82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67	657	0.64	0.60	4.79	82
F (6)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	5.21 (7)	180,163	0.64 (8)	0.60 (8)	4.08 (8)	82
Hartford Sustainable Municipal Bond Fund
For the Year Ended October 31, 2021
A	$10.83	$ 0.15	$ 0.19	$ 0.34	$ (0.15)	$ —	$ —	$ (0.15)	$ 11.02	3.15%	$ 43,870	0.79%	0.69%	1.36%	19%
C	10.82	0.07	0.20	0.27	(0.07)	—	—	(0.07)	11.02	2.48	4,819	1.60	1.44	0.61	19
I	10.79	0.17	0.21	0.38	(0.18)	—	—	(0.18)	10.99	3.49	51,423	0.61	0.46	1.57	19
F	10.80	0.18	0.19	0.37	(0.18)	—	—	(0.18)	10.99	3.47	28,393	0.49	0.39	1.64	19
For the Year Ended October 31, 2020
A	$10.78	$ 0.20	$ 0.12	$ 0.32	$ (0.20)	$ (0.07)	$ —	$ (0.27)	$ 10.83	3.00%	$ 37,551	0.88%	0.69%	1.84%	16%
C	10.79	0.12	0.10	0.22	(0.12)	(0.07)	—	(0.19)	10.82	2.05	4,642	1.69	1.44	1.09	16
I	10.75	0.21	0.12	0.33	(0.22)	(0.07)	—	(0.29)	10.79	3.14	26,866	0.68	0.46	2.00	16
F	10.75	0.22	0.13	0.35	(0.23)	(0.07)	—	(0.30)	10.80	3.30	14,292	0.57	0.39	2.04	16
For the Year Ended October 31, 2019
A	$10.04	$ 0.26	$ 0.74	$ 1.00	$ (0.26)	$ —	$ —	$ (0.26)	$ 10.78	10.05%	$ 22,713	0.99%	0.67%	2.45%	47%
C	10.04	0.24	0.74	0.98	(0.23)	—	—	(0.23)	10.79	9.85	2,714	1.74	0.88	2.27	47
I	10.04	0.28	0.74	1.02	(0.31)	—	—	(0.31)	10.75	10.30	7,227	0.74	0.44	2.69	47
F	10.03	0.29	0.74	1.03	(0.31)	—	—	(0.31)	10.75	10.38	3,584	0.69	0.39	2.71	47
For the Year Ended October 31, 2018
A	$10.32	$ 0.24	$ (0.28)	$ (0.04)	$ (0.24)	$ —	$ —	$ (0.24)	$ 10.04	(0.36)%	$ 15,155	1.09%	0.65%	2.39%	15%
C	10.32	0.24	(0.28)	(0.04)	(0.24)	—	—	(0.24)	10.04	(0.38)	3,488	1.82	0.67	2.37	15
I	10.32	0.27	(0.28)	(0.01)	(0.27)	—	—	(0.27)	10.04	(0.11)	6,320	0.80	0.40	2.64	15
F	10.32	0.27	(0.29)	(0.02)	(0.27)	—	—	(0.27)	10.03	(0.20)	1,673	0.78	0.39	2.65	15
For the Year Ended October 31, 2017
A	$10.34	$ 0.22	$ (0.02)	$ 0.20	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.32	2.03%	$ 12,913	1.10%	0.69%	2.21%	10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87	3,317	1.81	0.84	2.06	10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29	5,917	0.81	0.44	2.46	10
F (6)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	4.52 (7)	1,127	0.80 (8)	0.39 (8)	2.48 (8)	10
The accompanying notes are an integral part of these financial statements.
244

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2021
A	$ 11.13	$ 0.18	$ (0.10)	$ 0.08	$ (0.21)	$ (0.08)	$ —	$ (0.29)	$ 10.92	0.68%	$ 1,268,773	0.68%	0.68%	1.65%	51% (18)
C	11.26	0.09	(0.10)	(0.01)	(0.12)	(0.08)	—	(0.20)	11.05	(0.11)	15,130	1.48	1.48	0.83	51 (18)
I	11.10	0.21	(0.11)	0.10	(0.24)	(0.08)	—	(0.32)	10.88	0.86	297,839	0.40	0.40	1.93	51 (18)
R3	11.44	0.15	(0.12)	0.03	(0.17)	(0.08)	—	(0.25)	11.22	0.27	4,566	1.04	1.03	1.30	51 (18)
R4	11.34	0.18	(0.11)	0.07	(0.21)	(0.08)	—	(0.29)	11.12	0.59	14,580	0.74	0.70	1.63	51 (18)
R5	11.27	0.21	(0.10)	0.11	(0.24)	(0.08)	—	(0.32)	11.06	0.93	2,362	0.44	0.44	1.89	51 (18)
R6	11.19	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.97	0.98	203,982	0.32	0.32	2.03	51 (18)
Y	11.21	0.22	(0.12)	0.10	(0.24)	(0.08)	—	(0.32)	10.99	0.89	415,024	0.39	0.39	1.94	51 (18)
F	11.03	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.81	0.97	1,222,336	0.32	0.32	2.01	51 (18)
For the Year Ended October 31, 2020
A	$10.66	$ 0.24	$ 0.49	$ 0.73	$ (0.26)	$ —	$ —	$ (0.26)	$ 11.13	6.88%	$ 1,202,398	0.71%	0.71%	2.17%	50% (18)
C	10.77	0.15	0.51	0.66	(0.17)	—	—	(0.17)	11.26	6.13	32,105	1.51	1.51	1.37	50 (18)
I	10.65	0.26	0.51	0.77	(0.32)	—	—	(0.32)	11.10	7.35	299,511	0.41	0.41	2.43	50 (18)
R3	10.95	0.21	0.50	0.71	(0.22)	—	—	(0.22)	11.44	6.55	5,075	1.06	1.04	1.84	50 (18)
R4	10.85	0.24	0.50	0.74	(0.25)	—	—	(0.25)	11.34	6.90	13,365	0.76	0.76	2.12	50 (18)
R5	10.81	0.27	0.50	0.77	(0.31)	—	—	(0.31)	11.27	7.20	2,651	0.46	0.46	2.40	50 (18)
R6	10.74	0.28	0.50	0.78	(0.33)	—	—	(0.33)	11.19	7.41	63,656	0.34	0.34	2.53	50 (18)
Y	10.76	0.27	0.50	0.77	(0.32)	—	—	(0.32)	11.21	7.27	410,349	0.40	0.40	2.49	50 (18)
F	10.59	0.27	0.50	0.77	(0.33)	—	—	(0.33)	11.03	7.38	962,471	0.34	0.34	2.53	50 (18)
For the Year Ended October 31, 2019
A	$ 9.92	$ 0.30	$ 0.79	$ 1.09	$ (0.35)	$ —	$ —	$ (0.35)	$ 10.66	11.24%	$ 940,594	0.74%	0.74%	2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37	27,334	1.54	1.54	2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49	108,633	0.42	0.42	3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93	4,769	1.08	1.07	2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20	11,476	0.77	0.76	2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80	1,049	0.48	0.48	3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67	40,368	0.35	0.34	3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68	488,228	0.41	0.40	3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58	562,418	0.36	0.36	3.29	71
For the Year Ended October 31, 2018
A	$10.44	$ 0.28	$ (0.48)	$ (0.20)	$ (0.32)	$ —	$ —	$ (0.32)	$ 9.92	(1.95)%	$ 774,821	0.82%	0.82%	2.72%	74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)	30,760	1.61	1.60	1.93	74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)	51,131	0.51	0.51	3.03	74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)	5,000	1.16	1.15	2.38	74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)	11,153	0.85	0.85	2.67	74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)	1,548	0.56	0.56	2.98	74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)	1,678	0.44	0.44	3.11	74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)	449,292	0.48	0.48	3.06	74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)	678,207	0.44	0.44	3.10	74
The accompanying notes are an integral part of these financial statements.
245

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund – (continued)
For the Year Ended October 31, 2017
A	$10.48	$ 0.26	$ (0.04)	$ 0.22	$ (0.26)	$ —	$ —	$ (0.26)	$ 10.44	2.19%	$ 772,486	0.84%	0.84%	2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58	1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62	2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17	2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85	2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55	2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44	2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46	2.96	56
F (6)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36 (7)	937,170	0.44 (8)	0.44 (8)	2.88 (8)	56
The Hartford World Bond Fund
For the Year Ended October 31, 2021
A	$10.59	$ 0.05	$ (0.11)	$ (0.06)	$ (0.08)	$ —	$ —	$ (0.08)	$ 10.45	(0.54)%	$ 354,409	1.01%	1.01%	0.44%	104% (19)
C	10.34	(0.03)	(0.10)	(0.13)	(0.02)	—	—	(0.02)	10.19	(1.25)	38,120	1.74	1.74	(0.29)	104 (19)
I	10.68	0.08	(0.12)	(0.04)	(0.11)	—	—	(0.11)	10.53	(0.34)	1,783,317	0.72	0.72	0.73	104 (19)
R3	10.51	0.01	(0.10)	(0.09)	(0.05)	—	—	(0.05)	10.37	(0.90)	987	1.35	1.35	0.10	104 (19)
R4	10.59	0.04	(0.10)	(0.06)	(0.08)	—	—	(0.08)	10.45	(0.59)	3,873	1.05	1.05	0.39	104 (19)
R5	10.68	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.54	(0.27)	8,625	0.75	0.75	0.70	104 (19)
R6	10.72	0.09	(0.11)	(0.02)	(0.12)	—	—	(0.12)	10.58	(0.16)	125,885	0.63	0.63	0.82	104 (19)
Y	10.71	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.57	(0.25)	292,319	0.74	0.73	0.72	104 (19)
F	10.70	0.09	(0.12)	(0.03)	(0.12)	—	—	(0.12)	10.55	(0.25)	1,516,359	0.63	0.63	0.82	104 (19)
For the Year Ended October 31, 2020
A	$10.75	$ 0.06	$ 0.02	$ 0.08	$ (0.19)	$ (0.05)	$ —	$ (0.24)	$ 10.59	0.80%	$ 414,356	1.02%	1.02%	0.59%	125% (19)
C	10.54	(0.01)	0.01	0.00 (14)	(0.15)	(0.05)	—	(0.20)	10.34	0.00 (9)	64,578	1.75	1.75	(0.14)	125 (19)
I	10.83	0.09	0.03	0.12	(0.22)	(0.05)	—	(0.27)	10.68	1.10	2,008,606	0.73	0.73	0.88	125 (19)
R3	10.68	0.03	0.02	0.05	(0.17)	(0.05)	—	(0.22)	10.51	0.44	1,400	1.36	1.36	0.25	125 (19)
R4	10.76	0.06	0.02	0.08	(0.20)	(0.05)	—	(0.25)	10.59	0.74	18,666	1.05	1.05	0.54	125 (19)
R5	10.84	0.09	0.01	0.10	(0.21)	(0.05)	—	(0.26)	10.68	0.99	8,229	0.75	0.75	0.85	125 (19)
R6	10.88	0.10	0.01	0.11	(0.22)	(0.05)	—	(0.27)	10.72	1.08	113,838	0.65	0.65	0.93	125 (19)
Y	10.87	0.09	0.02	0.11	(0.22)	(0.05)	—	(0.27)	10.71	1.02	366,177	0.75	0.72	0.89	125 (19)
F	10.85	0.10	0.01	0.12	(0.22)	(0.05)	—	(0.27)	10.70	1.17	1,477,042	0.64	0.64	0.97	125 (19)
For the Year Ended October 31, 2019
A	$10.65	$ 0.10	$ 0.49	$ 0.59	$ (0.48)	$ (0.01)	$ —	$ (0.49)	$ 10.75	5.68%	$ 419,891	1.02%	1.02%	0.98%	93%
C	10.45	0.03	0.47	0.50	(0.40)	(0.01)	—	(0.41)	10.54	4.92	81,694	1.75	1.75	0.26	93
I	10.72	0.14	0.48	0.62	(0.50)	(0.01)	—	(0.51)	10.83	6.02	2,223,706	0.74	0.74	1.26	93
R3	10.58	0.07	0.48	0.55	(0.44)	(0.01)	—	(0.45)	10.68	5.39	1,946	1.36	1.35	0.63	93
R4	10.65	0.09	0.51	0.60	(0.48)	(0.01)	—	(0.49)	10.76	5.71	10,651	0.96	0.96	0.84	93
R5	10.72	0.13	0.50	0.63	(0.50)	(0.01)	—	(0.51)	10.84	6.00	6,404	0.76	0.76	1.23	93
R6	10.76	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.88	6.09	17,230	0.64	0.64	1.34	93
Y	10.75	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.87	6.04	522,050	0.73	0.70	1.31	93
F	10.74	0.15	0.48	0.63	(0.51)	(0.01)	—	(0.52)	10.85	6.11	2,027,555	0.64	0.64	1.35	93
The accompanying notes are an integral part of these financial statements.
246

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford World Bond Fund – (continued)
For the Year Ended October 31, 2018
A	$10.45	$ 0.11	$ 0.12	$ 0.23	$ (0.03)	$ —	$ —	$ (0.03)	$ 10.65	2.18%	$ 339,123	1.04%	1.04%	1.04%	115%
C	10.31	0.03	0.12	0.15	(0.01)	—	—	(0.01)	10.45	1.44	78,993	1.77	1.77	0.30	115
I	10.50	0.14	0.12	0.26	(0.04)	—	—	(0.04)	10.72	2.45	1,943,254	0.76	0.76	1.32	115
R3	10.41	0.07	0.12	0.19	(0.02)	—	—	(0.02)	10.58	1.82	1,161	1.38	1.36	0.67	115
R4	10.46	0.11	0.11	0.22	(0.03)	—	—	(0.03)	10.65	2.09	847	1.08	1.07	1.02	115
R5	10.51	0.14	0.11	0.25	(0.04)	—	—	(0.04)	10.72	2.35	3,840	0.78	0.77	1.34	115
R6	10.53	0.16	0.11	0.27	(0.04)	—	—	(0.04)	10.76	2.58	10,009	0.67	0.67	1.50	115
Y	10.53	0.15	0.11	0.26	(0.04)	—	—	(0.04)	10.75	2.44	670,390	0.71	0.71	1.40	115
F	10.51	0.15	0.12	0.27	(0.04)	—	—	(0.04)	10.74	2.58	1,571,981	0.66	0.66	1.43	115
For the Year Ended October 31, 2017
A	$10.36	$ 0.11	$ (0.02) (11)	$ 0.09	$ —	$ —	$ —	$ —	$ 10.45	0.87%	$ 331,084	1.08%	1.05%	1.02%	100%
C	10.29	0.03	(0.01) (11)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78	0.30	100
I	10.39	0.13	(0.02) (11)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80	1.26	100
R3	10.35	0.07	(0.01) (11)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35	0.70	100
R4	10.37	0.11	(0.02) (11)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05	1.03	100
R5	10.38	0.13	—	0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75	1.27	100
R6	10.40	0.14	(0.01) (11)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69	1.36	100
Y	10.40	0.14	(0.01) (11)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70	1.37	100
F (6)	10.32	0.08	0.11 (11)	0.19	—	—	—	—	10.51	1.84 (7)	1,235,664	0.68 (8)	0.68 (8)	1.14 (8)	100

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Per share amount is less than $0.005.
(6)	Commenced operations on February 28, 2017.
(7)	Not annualized.
(8)	Annualized.
(9)	Amount is less than 0.01%.
(10)	Commenced operations on March 1, 2021.
(11)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(12)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 84% and 211% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(13)	Commenced operations on May 31, 2018.
(14)	Amount is less than $0.01 per share.
(15)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 38% and 43% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(16)	Commenced operations on February 28, 2019.
(17)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 141% and 180% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(18)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 473% and 545% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(19)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 132% and 168% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
The accompanying notes are an integral part of these financial statements.
247

Hartford Fixed Income Funds
 Notes to Financial Statements
 October 31, 2021

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-six series, as of October 31, 2021. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Emerging Markets Local Debt Fund (the "Emerging Markets Local Debt Fund")
The Hartford Floating Rate Fund (the "Floating Rate Fund")
The Hartford Floating Rate High Income Fund (the "Floating Rate High Income Fund")
The Hartford High Yield Fund (the "High Yield Fund")
The Hartford Inflation Plus Fund (the "Inflation Plus Fund")
The Hartford Municipal Opportunities Fund (the "Municipal Opportunities Fund")
Hartford Municipal Short Duration Fund (the "Municipal Short Duration Fund")
The Hartford Short Duration Fund (the "Short Duration Fund")
The Hartford Strategic Income Fund (the "Strategic Income Fund")
Hartford Sustainable Municipal Bond Fund (the "Sustainable Municipal Bond Fund") (formerly, Hartford Municipal Income Fund)
The Hartford Total Return Bond Fund (the "Total Return Bond Fund")
The Hartford World Bond Fund (the "World Bond Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies."
Each Fund has registered for sale Class A, Class C, Class I and Class F shares. In addition, each Fund, except Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund, offers Class R3, Class R4 and Class R5 shares. Each Fund, except Municipal Short Duration Fund and Sustainable Municipal Bond Fund, has registered for sale Class Y shares. High Yield Fund, Strategic Income Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares of Floating Rate Fund and Floating Rate High Income Fund are sold with a front-end sales charge of up to 3.00%. Class A shares of Short Duration Fund are sold with a front-end sales charge of up to 2.00%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective April 1, 2021, Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Class C shares of the Total Return Bond Fund are closed to new investors, subject to certain exceptions. For more information, please see the Funds' prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
248

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
249

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
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A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2021.
In connection with a Fund's ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of
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the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund's portfolio turnover rate. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2021.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2021.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2021.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2021.
f)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2021.
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 October 31, 2021

4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.
During the year ended October 31, 2021, the Inflation Plus Fund had entered into Bond Forwards.
b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2021, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Futures Contracts.
c)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2021, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Foreign Currency Contracts.
d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to
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 October 31, 2021

the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended October 31, 2021, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Options Contracts.
e)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
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 October 31, 2021

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2021, each of Emerging Markets Local Debt Fund, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the year ended October 31, 2021, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Interest Rate Swap Contracts.
Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund's investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.
Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
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 October 31, 2021

During the year ended October 31, 2021, each of Floating Rate Fund, Floating Rate High Income Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund had used Total Return Swap Contracts.
Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
During the year ended October 31, 2021, the Emerging Markets Local Debt Fund had used Cross Currency Swaps.
f)	Additional Derivative Instrument Information:
Emerging Markets Local Debt Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ 291,537	$ —	$ —	$ —	$ 291,537
Unrealized appreciation on futures contracts(1)	146,488	—	—	—	—	146,488
Unrealized appreciation on foreign currency contracts	—	717,595	—	—	—	717,595
Unrealized appreciation on swap contracts(2)	537,816	—	—	—	—	537,816
Total	$ 684,304	$ 1,009,132	$ —	$ —	$ —	$ 1,693,436
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 8,159	$ —	$ —	$ —	$ —	$ 8,159
Unrealized depreciation on foreign currency contracts	—	1,530,838	—	—	—	1,530,838
Written options, market value	—	161,139	—	—	—	161,139
Unrealized depreciation on swap contracts(2)	582,643	—	—	—	—	582,643
Total	$ 590,802	$ 1,691,977	$ —	$ —	$ —	$ 2,282,779

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

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 October 31, 2021

Emerging Markets Local Debt Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ 125,876	$ —	$ —	$ —	$ 125,876
Net realized gain (loss) on futures contracts	(42,920)	—	—	—	—	(42,920)
Net realized gain (loss) on written options contracts	—	71,578	—	—	—	71,578
Net realized gain (loss) on swap contracts	(105,305)	—	—	—	—	(105,305)
Net realized gain (loss) on foreign currency contracts	—	1,224,436	—	—	—	1,224,436
Total	$ (148,225)	$ 1,421,890	$ —	$ —	$ —	$ 1,273,665
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ (241)	$ —	$ —	$ —	$ (241)
Net change in unrealized appreciation (depreciation) of futures contracts	141,007	—	—	—	—	141,007
Net change in unrealized appreciation (depreciation) of written options contracts	—	(56,833)	—	—	—	(56,833)
Net change in unrealized appreciation (depreciation) of swap contracts	23,225	—	—	—	—	23,225
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(513,552)	—	—	—	(513,552)
Total	$ 164,232	$ (570,626)	$ —	$ —	$ —	$ (406,394)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 11,331,667
Futures Contracts Number of Long Contracts	34
Futures Contracts Number of Short Contracts	(59)
Written Options at Notional Amount	$ (8,584,667)
Swap Contracts at Notional Amount	7,176,660,193
Foreign Currency Contracts Purchased at Contract Amount	$ 57,853,187
Foreign Currency Contracts Sold at Contract Amount	$ 32,296,795
Floating Rate Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 1,188,028	$ —	$ —	$ —	$ 1,188,028
Unrealized appreciation on swap contracts(1)	486,728	—	—	—	—	486,728
Total	$ 486,728	$ 1,188,028	$ —	$ —	$ —	$ 1,674,756
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 5,843	$ —	$ —	$ —	$ 5,843
Total	$ —	$ 5,843	$ —	$ —	$ —	$ 5,843

(1)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

257

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Floating Rate Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net realized gain (loss) on swap contracts	$ 5,959,493	$ —	$ —	$ —	$ —	$ 5,959,493
Net realized gain (loss) on foreign currency contracts	—	7,589,538	—	—	—	7,589,538
Total	$ 5,959,493	$ 7,589,538	$ —	$ —	$ —	$ 13,549,031
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$ (2,320,956)	$ —	$ —	$ —	$ —	$ (2,320,956)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(2,774,811)	—	—	—	(2,774,811)
Total	$ (2,320,956)	$ (2,774,811)	$ —	$ —	$ —	$ (5,095,767)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	80,360,000
Foreign Currency Contracts Purchased at Contract Amount	$ 8,206,078
Foreign Currency Contracts Sold at Contract Amount	$ 275,403,349
Floating Rate High Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 241,560	$ —	$ —	$ —	$ 241,560
Unrealized appreciation on swap contracts(1)	98,226	—	—	—	—	98,226
Total	$ 98,226	$ 241,560	$ —	$ —	$ —	$ 339,786
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 2,394	$ —	$ —	$ —	$ 2,394
Total	$ —	$ 2,394	$ —	$ —	$ —	$ 2,394

(1)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net realized gain (loss) on swap contracts	$ 1,390,595	$ —	$ —	$ —	$ —	$ 1,390,595
Net realized gain (loss) on foreign currency contracts	—	1,301,421	—	—	—	1,301,421
Total	$ 1,390,595	$ 1,301,421	$ —	$ —	$ —	$ 2,692,016
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$ (647,852)	$ —	$ —	$ —	$ —	$ (647,852)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(664,257)	—	—	—	(664,257)
Total	$ (647,852)	$ (664,257)	$ —	$ —	$ —	$ (1,312,109)
258

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Floating Rate High Income Fund – (continued)

For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	16,175,000
Foreign Currency Contracts Purchased at Contract Amount	$ 2,175,891
Foreign Currency Contracts Sold at Contract Amount	$ 56,648,396
High Yield Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 134,834	$ —	$ —	$ —	$ 134,834
Total	$ —	$ 134,834	$ —	$ —	$ —	$ 134,834

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net realized gain (loss) on foreign currency contracts	$ —	$ 844,283	$ —	$ —	$ —	$ 844,283
Total	$ —	$ 844,283	$ —	$ —	$ —	$ 844,283
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$ —	$ (230,246)	$ —	$ —	$ —	$ (230,246)
Total	$ —	$ (230,246)	$ —	$ —	$ —	$ (230,246)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$ 104,258
Foreign Currency Contracts Sold at Contract Amount	$ 29,168,647
259

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Inflation Plus Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 1,084,642	$ —	$ —	$ —	$ —	$ 1,084,642
Unrealized appreciation on foreign currency contracts	—	450,721	—	—	—	450,721
Unrealized appreciation on swap contracts(2)	3,564,808	—	108	—	—	3,564,916
Total	$ 4,649,450	$ 450,721	$ 108	$ —	$ —	$ 5,100,279
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,255,062	$ —	$ —	$ —	$ —	$ 1,255,062
Unrealized depreciation on bond forward contracts	212,059	—	—	—	—	212,059
Unrealized depreciation on foreign currency contracts	—	215,241	—	—	—	215,241
Unrealized depreciation on swap contracts(2)	683,278	—	—	—	—	683,278
Total	$ 2,150,399	$ 215,241	$ —	$ —	$ —	$ 2,365,640

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (72,770)	$ —	$ —	$ —	$ —	$ (72,770)
Net realized gain (loss) on futures contracts	313,073	—	—	—	—	313,073
Net realized gain (loss) on swap contracts	941,999	—	1,979,462	—	—	2,921,461
Net realized gain (loss) on bond forward contracts	3,341,445	—	—	—	—	3,341,445
Net realized gain (loss) on foreign currency contracts	—	329,832	—	—	—	329,832
Total	$ 4,523,747	$ 329,832	$ 1,979,462	$ —	$ —	$ 6,833,041
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (96,197)	$ —	$ —	$ —	$ —	$ (96,197)
Net change in unrealized appreciation (depreciation) of swap contracts	3,941,407	—	(731,710)	—	—	3,209,697
Net change in unrealized appreciation (depreciation) of bond forward contracts	8,249	—	—	—	—	8,249
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(172,867)	—	—	—	(172,867)
Total	$ 3,853,459	$ (172,867)	$ (731,710)	$ —	$ —	$ 2,948,882
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	529
Futures Contracts Number of Short Contracts	(679)
Swap Contracts at Notional Amount	214,220,267
Bond Forward Contracts at Notional Amount	$ 47,574,200
Foreign Currency Contracts Purchased at Contract Amount	$ 22,871,651
Foreign Currency Contracts Sold at Contract Amount	$ 48,252,804
260

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Short Duration Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 3,591,965	$ —	$ —	$ —	$ —	$ 3,591,965
Unrealized appreciation on foreign currency contracts	—	198,663	—	—	—	198,663
Total	$ 3,591,965	$ 198,663	$ —	$ —	$ —	$ 3,790,628
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,382,498	$ —	$ —	$ —	$ —	$ 1,382,498
Unrealized depreciation on foreign currency contracts	—	22,259	—	—	—	22,259
Total	$ 1,382,498	$ 22,259	$ —	$ —	$ —	$ 1,404,757

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 2,228,534	$ —	$ —	$ —	$ —	$ 2,228,534
Net realized gain (loss) on foreign currency contracts	—	1,471,421	—	—	—	1,471,421
Total	$ 2,228,534	$ 1,471,421	$ —	$ —	$ —	$ 3,699,955
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 1,730,144	$ —	$ —	$ —	$ —	$ 1,730,144
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(287,301)	—	—	—	(287,301)
Total	$ 1,730,144	$ (287,301)	$ —	$ —	$ —	$ 1,442,843
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1,490
Futures Contracts Number of Short Contracts	(1,851)
Foreign Currency Contracts Purchased at Contract Amount	$ 2,664,618
Foreign Currency Contracts Sold at Contract Amount	$ 45,700,772
261

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Strategic Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 493,880	$ —	$ —	$ —	$ —	$ 493,880
Unrealized appreciation on futures contracts(1)	5,589,299	—	—	—	—	5,589,299
Unrealized appreciation on foreign currency contracts	—	10,018,661	—	—	—	10,018,661
Unrealized appreciation on swap contracts(2)	48,512	—	861,857	—	—	910,369
Total	$ 6,131,691	$ 10,018,661	$ 861,857	$ —	$ —	$ 17,012,209
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 5,749,828	$ —	$ —	$ —	$ —	$ 5,749,828
Unrealized depreciation on foreign currency contracts	—	1,507,862	—	—	—	1,507,862
Written options, market value	875,883	—	—	—	—	875,883
Unrealized depreciation on swap contracts(2)	4,041,026	—	771,931	—	—	4,812,957
Total	$ 10,666,737	$ 1,507,862	$ 771,931	$ —	$ —	$ 12,946,530

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (152,429)	$ —	$ —	$ —	$ —	$ (152,429)
Net realized gain (loss) on futures contracts	(17,998,688)	—	—	—	—	(17,998,688)
Net realized gain (loss) on written options contracts	16,581,835	—	—	—	—	16,581,835
Net realized gain (loss) on swap contracts	1,722,208	—	(3,946,493)	—	—	(2,224,285)
Net realized gain (loss) on foreign currency contracts	—	8,992,117	—	—	—	8,992,117
Total	$ 152,926	$ 8,992,117	$ (3,946,493)	$ —	$ —	$ 5,198,550
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (1,657,262)	$ —	$ —	$ —	$ —	$ (1,657,262)
Net change in unrealized appreciation (depreciation) of futures contracts	2,780,460	—	—	—	—	2,780,460
Net change in unrealized appreciation (depreciation) of written options contracts	850,429	—	—	—	—	850,429
Net change in unrealized appreciation (depreciation) of swap contracts	(4,488,364)	—	3,813,031	—	—	(675,333)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	5,968,776	—	—	—	5,968,776
Total	$ (2,514,737)	$ 5,968,776	$ 3,813,031	$ —	$ —	$ 7,267,070
262

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Strategic Income Fund – (continued)

For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 88,510,000
Futures Contracts Number of Long Contracts	3,444
Futures Contracts Number of Short Contracts	(1,931)
Written Options at Notional Amount	$ (192,218,667)
Swap Contracts at Notional Amount	3,004,969,890
Foreign Currency Contracts Purchased at Contract Amount	$ 29,628,210
Foreign Currency Contracts Sold at Contract Amount	$ 523,740,982
Total Return Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 802,343	$ —	$ —	$ —	$ —	$ 802,343
Unrealized appreciation on futures contracts(1)	9,577,423	—	—	—	—	9,577,423
Unrealized appreciation on foreign currency contracts	—	3,661,598	—	—	—	3,661,598
Unrealized appreciation on swap contracts(2)	—	—	106,101	—	—	106,101
Total	$ 10,379,766	$ 3,661,598	$ 106,101	$ —	$ —	$ 14,147,465
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,856,242	$ —	$ —	$ —	$ —	$ 1,856,242
Unrealized depreciation on foreign currency contracts	—	347,820	—	—	—	347,820
Written options, market value	1,422,948	—	—	—	—	1,422,948
Unrealized depreciation on swap contracts(2)	228,515	—	1,636,437	—	—	1,864,952
Total	$ 3,507,705	$ 347,820	$ 1,636,437	$ —	$ —	$ 5,491,962

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

263

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Total Return Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 4,678,719	$ —	$ —	$ —	$ —	$ 4,678,719
Net realized gain (loss) on written options contracts	6,828,864	—	—	—	—	6,828,864
Net realized gain (loss) on swap contracts	2,329,082	—	802,432	—	—	3,131,514
Net realized gain (loss) on foreign currency contracts	—	4,633,823	—	—	—	4,633,823
Total	$ 13,836,665	$ 4,633,823	$ 802,432	$ —	$ —	$ 19,272,920
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (2,682,648)	$ —	$ —	$ —	$ —	$ (2,682,648)
Net change in unrealized appreciation (depreciation) of futures contracts	7,091,629	—	—	—	—	7,091,629
Net change in unrealized appreciation (depreciation) of written options contracts	839,617	—	516,850	—	—	1,356,467
Net change in unrealized appreciation (depreciation) of swap contracts	(2,926,342)	—	3,079,578	—	—	153,236
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	2,728,568	—	—	—	2,728,568
Total	$ 2,322,256	$ 2,728,568	$ 3,596,428	$ —	$ —	$ 8,647,252
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 150,349,333
Futures Contracts Number of Long Contracts	1,311
Futures Contracts Number of Short Contracts	(4,305)
Written Options at Notional Amount	$ (427,459,333)
Swap Contracts at Notional Amount	4,759,980,758
Foreign Currency Contracts Purchased at Contract Amount	$ 4,090,342
Foreign Currency Contracts Sold at Contract Amount	$ 130,379,070
264

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

World Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ 226,889	$ —	$ —	$ —	$ 226,889
Unrealized appreciation on futures contracts(1)	13,527,648	—	—	—	—	13,527,648
Unrealized appreciation on foreign currency contracts	—	46,128,803	—	—	—	46,128,803
Unrealized appreciation on swap contracts(2)	6,417,587	—	633,435	—	—	7,051,022
Total	$ 19,945,235	$ 46,355,692	$ 633,435	$ —	$ —	$ 66,934,362
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 11,896,697	$ —	$ —	$ —	$ —	$ 11,896,697
Unrealized depreciation on foreign currency contracts	—	70,729,865	—	—	—	70,729,865
Unrealized depreciation on swap contracts(2)	14,108,577	—	3,325,172	—	—	17,433,749
Total	$ 26,005,274	$ 70,729,865	$ 3,325,172	$ —	$ —	$ 100,060,311

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (19,002,049)	$ 5,798,355	$ —	$ —	$ —	$ (13,203,694)
Net realized gain (loss) on futures contracts	25,502,106	—	—	—	—	25,502,106
Net realized gain (loss) on written options contracts	6,475,304	(1,712,023)	—	—	—	4,763,281
Net realized gain (loss) on swap contracts	1,505,612	—	(16,968,552)	—	—	(15,462,940)
Net realized gain (loss) on foreign currency contracts	—	1,114,263	—	—	—	1,114,263
Total	$ 14,480,973	$ 5,200,595	$ (16,968,552)	$ —	$ —	$ 2,713,016
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (96,682)	$ 1,507,801	$ —	$ 686,284	$ —	$ 2,097,403
Net change in unrealized appreciation (depreciation) of futures contracts	264,012	—	—	—	—	264,012
Net change in unrealized appreciation (depreciation) of written options contracts	(315,685)	(1,375,356)	—	—	—	(1,691,041)
Net change in unrealized appreciation (depreciation) of swap contracts	(6,025,865)	—	(4,407,574)	—	—	(10,433,439)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,571,047)	—	—	—	(1,571,047)
Total	$ (6,174,220)	$ (1,438,602)	$ (4,407,574)	$ 686,284	$ —	$ (11,334,112)
265

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

World Bond Fund – (continued)

For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 259,817,016
Futures Contracts Number of Long Contracts	3,091
Futures Contracts Number of Short Contracts	(8,073)
Written Options at Notional Amount	$ (27,238,411)
Swap Contracts at Notional Amount	67,150,288,845
Foreign Currency Contracts Purchased at Contract Amount	$ 3,672,118,613
Foreign Currency Contracts Sold at Contract Amount	$ 6,220,134,612
g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2021:

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 717,595	$ (1,530,838)
Futures contracts	146,488	(8,159)
Purchased options	291,537	—
Swap contracts	537,816	(582,643)
Written options	—	(161,139)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,693,436	(2,282,779)
Derivatives not subject to a MNA	(545,529)	420,048
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 1,147,907	$ (1,862,731)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 46,078	$ (46,078)	$ —	$ —	$ —
Barclays	183,678	(55,807)	—	—	127,871
BNP Paribas Securities Services	82,420	(82,420)	—	—	—
Citibank NA	166,304	(166,304)	—	—	—
Commonwealth Bank of Australia	76	—	—	—	76
Deutsche Bank Securities, Inc.	135,826	(135,826)	—	—	—
Goldman Sachs & Co.	273,125	(273,125)	—	—	—
JP Morgan Chase & Co.	15,242	(5,025)	—	—	10,217
Morgan Stanley	238,963	(238,963)	—	—	—
NatWest Markets Plc	368	(368)	—	—	—
Standard Chartered Bank	4,098	(4,098)	—	—	—
State Street Global Markets LLC	110	(110)	—	—	—
UBS AG	1,619	(1,619)	—	—	—
Total	$ 1,147,907	$ (1,009,743)	$ —	$ —	$ 138,164

266

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (55,131)	$ 46,078	$ —	$ —	$ (9,053)
Barclays	(55,807)	55,807	—	—	—
BNP Paribas Securities Services	(461,022)	82,420	—	—	(378,602)
Citibank NA	(327,215)	166,304	—	—	(160,911)
Credit Suisse International	(4,207)	—	—	—	(4,207)
Deutsche Bank Securities, Inc.	(192,410)	135,826	—	56,584	—
Goldman Sachs & Co.	(376,370)	273,125	—	—	(103,245)
JP Morgan Chase & Co.	(5,025)	5,025	—	—	—
Morgan Stanley	(329,303)	238,963	—	90,340	—
NatWest Markets Plc	(14,613)	368	—	—	(14,245)
Standard Chartered Bank	(30,995)	4,098	—	—	(26,897)
State Street Global Markets LLC	(1,636)	110	—	—	(1,526)
UBS AG	(7,535)	1,619	—	—	(5,916)
Westpac International	(1,462)	—	—	—	(1,462)
Total	$ (1,862,731)	$ 1,009,743	$ —	$ 146,924	$ (706,064)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 1,188,028	$ (5,843)
Swap contracts	486,728	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,674,756	(5,843)
Derivatives not subject to a MNA	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 1,674,756	$ (5,843)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 1,188,028	$ —	$ —	$ —	$ 1,188,028
Morgan Stanley	486,728	—	—	(280,000)	206,728
Total	$ 1,674,756	$ —	$ —	$ (280,000)	$ 1,394,756

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Westpac International	$ (5,843)	$ —	$ —	$ —	$ (5,843)
Total	$ (5,843)	$ —	$ —	$ —	$ (5,843)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 241,560	$ (2,394)
Swap contracts	98,226	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	339,786	(2,394)
Derivatives not subject to a MNA	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 339,786	$ (2,394)

267

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 241,560	$ —	$ —	$ —	$ 241,560
Morgan Stanley	98,226	—	—	(80,000)	18,226
Total	$ 339,786	$ —	$ —	$ (80,000)	$ 259,786

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Westpac International	$ (2,394)	$ —	$ —	$ —	$ (2,394)
Total	$ (2,394)	$ —	$ —	$ —	$ (2,394)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 134,834	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	134,834	—
Derivatives not subject to a MNA	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 134,834	$ —

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 134,834	$ —	$ —	$ —	$ 134,834
Total	$ 134,834	$ —	$ —	$ —	$ 134,834

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	—	(212,059)
Foreign currency contracts	$ 450,721	$ (215,241)
Futures contracts	1,084,642	(1,255,062)
Swap contracts	3,564,916	(683,278)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,100,279	(2,365,640)
Derivatives not subject to a MNA	(1,084,750)	1,926,957
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 4,015,529	$ (438,683)

268

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 1,492,489	$ (7,431)	$ —	$ —	$ 1,485,058
Barclays	964,854	(29,589)	—	(811,000)	124,265
BNP Paribas Securities Services	376	—	—	—	376
Citibank NA	1,465,392	(178,878)	—	(1,286,514)	—
Deutsche Bank Securities, Inc.	81,537	—	—	—	81,537
Morgan Stanley	4,730	(4,730)	—	—	—
Toronto-Dominion Bank	6,151	—	—	—	6,151
Total	$ 4,015,529	$ (220,628)	$ —	$ (2,097,514)	$ 1,697,387

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (7,431)	$ 7,431	$ —	$ —	$ —
Barclays	(29,589)	29,589	—	—	—
Citibank NA	(178,878)	178,878	—	—	—
Goldman Sachs & Co.	(91,383)	—	—	—	(91,383)
Morgan Stanley	(131,402)	4,730	—	—	(126,672)
Total	$ (438,683)	$ 220,628	$ —	$ —	$ (218,055)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 198,663	$ (22,259)
Futures contracts	3,591,965	(1,382,498)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,790,628	(1,404,757)
Derivatives not subject to a MNA	(3,591,965)	1,382,498
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 198,663	$ (22,259)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$ 13,440	$ —	$ —	$ —	$ 13,440
Deutsche Bank Securities, Inc.	163,331	—	—	—	163,331
UBS AG	21,892	(21,892)	—	—	—
Total	$ 198,663	$ (21,892)	$ —	$ —	$ 176,771

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
UBS AG	$ (22,259)	$ 21,892	$ —	$ —	$ (367)
Total	$ (22,259)	$ 21,892	$ —	$ —	$ (367)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

269

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 10,018,661	$ (1,507,862)
Futures contracts	5,589,299	(5,749,828)
Purchased options	493,880	—
Swap contracts	910,369	(4,812,957)
Written options	—	(875,883)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	17,012,209	(12,946,530)
Derivatives not subject to a MNA	(5,977,071)	5,753,932
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 11,035,138	$ (7,192,598)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 2,391,750	$ (988,105)	$ —	$ —	$ 1,403,645
Barclays	3,448,447	(3,252,088)	—	—	196,359
BNP Paribas Securities Services	216,203	(33,816)	—	—	182,387
Canadian Imperial Bank of Commerce	20,582	(20,582)	—	—	—
Citibank NA	66,809	(42,467)	—	—	24,342
Commonwealth Bank	961	—	—	—	961
Deutsche Bank Securities, Inc.	767,050	(245,636)	—	—	521,414
Goldman Sachs & Co.	1,545,342	(763,191)	—	—	782,151
JP Morgan Chase & Co.	946,996	(50,426)	—	—	896,570
Morgan Stanley	1,590,456	(1,165,701)	—	(49,000)	375,755
State Street Global Markets LLC	942	(942)	—	—	—
UBS AG	5,488	(5,488)	—	—	—
Westpac International	34,112	(34,112)	—	—	—
Total	$ 11,035,138	$ (6,602,554)	$ —	$ (49,000)	$ 4,383,584

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (988,105)	$ 988,105	$ —	$ —	$ —
Barclays	(3,252,088)	3,252,088	—	—	—
BNP Paribas Securities Services	(33,816)	33,816	—	—	—
Canadian Imperial Bank of Commerce	(22,242)	20,582	—	—	(1,660)
Citibank NA	(42,467)	42,467	—	—	—
Credit Suisse First Boston Corp.	(466,567)	—	—	—	(466,567)
Deutsche Bank Securities, Inc.	(245,636)	245,636	—	—	—
Goldman Sachs & Co.	(763,191)	763,191	—	—	—
JP Morgan Chase & Co.	(50,426)	50,426	—	—	—
Morgan Stanley	(1,165,701)	1,165,701	—	—	—
RBC Dominion Securities, Inc.	(21,424)	—	—	—	(21,424)
State Street Global Markets LLC	(38,105)	942	—	—	(37,163)
UBS AG	(16,930)	5,488	—	—	(11,442)
Westpac International	(85,900)	34,112	—	—	(51,788)
Total	$ (7,192,598)	$ 6,602,554	$ —	$ —	$ (590,044)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

270

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 3,661,598	$ (347,820)
Futures contracts	9,577,423	(1,856,242)
Purchased options	802,343	—
Swap contracts	106,101	(1,864,952)
Written options	—	(1,422,948)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	14,147,465	(5,491,962)
Derivatives not subject to a MNA	(9,683,524)	2,084,757
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 4,463,941	$ (3,407,205)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 409,077	$ (409,077)	$ —	$ —	$ —
Barclays	2,800,673	(319,837)	—	—	2,480,836
Citibank NA	393,266	(393,266)	—	—	—
Goldman Sachs & Co.	784,225	(784,225)	—	—	—
Morgan Stanley	76,700	(76,700)	—	—	—
Total	$ 4,463,941	$ (1,983,105)	$ —	$ —	$ 2,480,836

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (725,499)	$ 409,077	$ 316,422	$ —	$ —
Barclays	(319,837)	319,837	—	—	—
Citibank NA	(697,449)	393,266	304,183	—	—
Credit Suisse International	(332,726)	—	—	205,000	(127,726)
Goldman Sachs & Co.	(818,069)	784,225	33,844	—	—
JP Morgan Chase & Co.	(18,661)	—	—	—	(18,661)
Morgan Stanley	(494,964)	76,700	418,264	—	—
Total	$ (3,407,205)	$ 1,983,105	$ 1,072,713	$ 205,000	$ (146,387)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 46,128,803	$ (70,729,865)
Futures contracts	13,527,648	(11,896,697)
Purchased options	226,889	—
Swap contracts	7,051,022	(17,433,749)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	66,934,362	(100,060,311)
Derivatives not subject to a MNA	(18,623,307)	26,321,437
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 48,311,055	$ (73,738,874)

271

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 906,485	$ (758,997)	$ —	$ —	$ 147,488
Barclays	4,135,942	(3,502,727)	—	—	633,215
BNP Paribas Securities Services	2,216,772	(2,216,772)	—	—	—
Canadian Imperial Bank of Commerce	4,702	—	—	—	4,702
Citibank NA	1,937,671	(1,937,671)	—	—	—
Credit Agricole	137,294	—	—	—	137,294
Deutsche Bank Securities, Inc.	863,874	(808)	—	—	863,066
Goldman Sachs & Co.	4,797,995	(3,332,729)	(446,864)	—	1,018,402
JP Morgan Chase & Co.	11,311,727	(2,761,495)	(592,790)	—	7,957,442
Morgan Stanley	20,121,725	(20,121,725)	—	—	—
Royal Bank of Canada	18,360	(445)	—	—	17,915
Standard Chartered Bank	100,297	(100,297)	—	—	—
State Street Global Markets LLC	205,222	(205,222)	—	—	—
Toronto-Dominion Bank	196,077	(162,866)	—	—	33,211
UBS AG	1,356,912	(1,356,912)	—	—	—
Total	$ 48,311,055	$ (36,458,666)	$ (1,039,654)	$ —	$ 10,812,735

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$ (524,115)	$ —	$ —	$ —	$ (524,115)
Bank of America Securities LLC	(758,997)	758,997	—	—	—
Barclays	(3,502,727)	3,502,727	—	—	—
BNP Paribas Securities Services	(7,243,249)	2,216,772	4,894,478	—	(131,999)
Citibank NA	(5,089,454)	1,937,671	—	—	(3,151,783)
Commonwealth Bank of Australia	(69,979)	—	—	—	(69,979)
Deutsche Bank Securities, Inc.	(808)	808	—	—	—
Goldman Sachs & Co.	(3,332,729)	3,332,729	—	—	—
JP Morgan Chase & Co.	(2,761,495)	2,761,495	—	—	—
Morgan Stanley	(47,600,849)	20,121,725	316,576	—	(27,162,548)
Royal Bank of Canada	(445)	445	—	—	—
Standard Chartered Bank	(278,227)	100,297	—	—	(177,930)
State Street Global Markets LLC	(1,054,535)	205,222	—	—	(849,313)
Toronto-Dominion Bank	(162,866)	162,866	—	—	—
UBS AG	(1,358,399)	1,356,912	—	—	(1,487)
Total	$ (73,738,874)	$ 36,458,666	$ 5,211,054	$ —	$ (32,069,154)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of
272

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize one or more London Interbank Offered Rates (collectively, “LIBOR”), as a “benchmark” or “reference rate” for various interest rate calculations. The use of certain LIBORs is expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to RICs and certain derivatives. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
273

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2021 and October 31, 2020 are as follows:

	For the Year Ended October 31, 2021			For the Year Ended October 31, 2020
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Return of Capital
Emerging Markets Local Debt Fund	$ —	$ 2,213,510	$ —	$ —	$ —	$ —	$ 4,330,525
Floating Rate Fund	—	62,694,619	—	—	85,400,256	—	—
Floating Rate High Income Fund	—	12,389,486	—	—	14,415,837	—	—
High Yield Fund	—	16,674,439	—	—	15,831,246	—	—
Inflation Plus Fund	—	11,708,996	—	—	8,637,674	—	—
Municipal Opportunities Fund	30,091,832	89,938	—	26,196,378	587,352	—	—
Municipal Short Duration Fund	366,649	682	3,123	379,909	68,677	—	—
Short Duration Fund	—	32,711,909	—	—	34,553,416	—	—
Strategic Income Fund	—	98,930,795	—	—	35,515,872	—	—
Sustainable Municipal Bond Fund	1,562,626	2,471	—	1,059,845	205,094	64,053	—
Total Return Bond Fund	—	92,116,572	—	—	65,660,915	—	—
World Bond Fund	—	46,591,558	—	—	131,872,061	—	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
As of October 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$ —	$ 1,008,760	$ —	$ (70,418,207)	$ (66,202)	$ (3,807,399)	$ (73,283,048)
Floating Rate Fund	—	4,361,112	—	(452,367,415)	(1,050,401)	(42,816,863)	(491,873,567)
Floating Rate High Income Fund	—	996,360	—	(55,337,210)	(4,719)	(4,262,007)	(58,607,576)
High Yield Fund	—	416,065	—	(17,753,581)	(16,849)	13,525,354	(3,829,011)
Inflation Plus Fund	—	9,944,211	—	(49,258,070)	(2,194,155)	18,423,262	(23,084,752)
Municipal Opportunities Fund	—	—	—	(1,815,386)	(253,275)	68,131,391	66,062,730
Municipal Short Duration Fund	222	—	—	(10,314)	(244)	392,547	382,211
Short Duration Fund	—	1,728,105	—	(233,108)	(248,266)	11,515,458	12,762,189
Strategic Income Fund	—	38,426,496	4,708,259	(4,401,338)	(6,192,047)	(13,520,092)	19,021,278
Sustainable Municipal Bond Fund	—	263,547	376,961	—	(296)	2,881,381	3,521,593
Total Return Bond Fund	—	28,612,626	34,075,496	—	(35,155,962)	36,283,144	63,815,304
World Bond Fund	—	34,422,361	8,321,364	—	(2,111,917)	(45,531,788)	(4,899,980)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances and distributions in excess. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Emerging Markets Local Debt Fund	$ 22,585	$ (22,585)
Municipal Opportunities Fund	(36,185)	36,185
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
274

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

At October 31, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Emerging Markets Local Debt Fund	$ 18,731,307	$ 51,686,900
Floating Rate Fund	21,597,887	430,769,528
Floating Rate High Income Fund	—	55,337,210
High Yield Fund	—	17,753,581
Inflation Plus Fund	—	49,258,070
Municipal Opportunities Fund	1,815,386	—
Municipal Short Duration Fund	2,863	7,451
Short Duration Fund	233,108	—
Strategic Income Fund*	3,358,643	1,042,695

*	Future utilization of losses are subject to limitation under current tax laws.
The Sustainable Municipal Bond Fund, Total Return Bond Fund and World Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2021.
During the year ended October 31, 2021 Emerging Markets Local Debt Fund utilized $510,738, Floating Rate Fund utilized $24,898,472, Floating Rate High Income Fund utilized $5,773,723, High Yield Fund utilized $6,679,407, Inflation Plus Fund utilized $18,515,390, Short Duration Fund utilized $10,798,816, Strategic Income Fund utilized $1,041,138, Sustainable Municipal Bond Fund utilized $27,478, World Bond Fund Utilized $7,643,233 of prior year capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2021 is different from book purposes primarily due to wash sale loss deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Debt Fund	$ 62,227,924	$ 2,338,516	$ (6,125,938)	$ (3,787,422)
Floating Rate Fund	2,170,167,647	18,794,114	(60,935,534)	(42,141,420)
Floating Rate High Income Fund	443,862,764	3,102,226	(7,180,756)	(4,078,530)
High Yield Fund	447,596,180	19,166,358	(5,634,993)	13,531,365
Inflation Plus Fund	551,006,632	24,224,622	(5,768,290)	18,456,332
Municipal Opportunities Fund	1,713,063,528	75,534,981	(7,403,590)	68,131,391
Municipal Short Duration Fund	35,969,738	500,790	(108,243)	392,547
Short Duration Fund	2,150,731,166	22,726,427	(11,227,883)	11,498,544
Strategic Income Fund	3,664,659,466	66,434,470	(79,620,981)	(13,186,511)
Sustainable Municipal Bond Fund	128,663,318	3,487,746	(606,365)	2,881,381
Total Return Bond Fund	4,442,922,396	97,806,682	(61,448,656)	36,358,026
World Bond Fund	4,073,082,434	86,349,610	(132,642,085)	(46,292,475)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of October 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington
275

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% over $1 billion
Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
High Yield Fund	0.5000% on first $1 billion and;
0.4500% on next $4 billion and;
0.4400% on next $5 billion and;
0.4350% over $10 billion
Inflation Plus Fund	0.3900% on first $500 million and;
0.3800% on next $500 million and;
0.3750% on next $1.5 billion and;
0.3700% on next $2.5 billion and;
0.3675% on next $5 billion and;
0.3650% over $10 billion
Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
Short Duration Fund	0.4100% on the first $500 million and;
0.3700% on the next $500 million and;
0.3650% on the next $1.5 billion and;
0.3600% on the next $2.5 billion and;
0.3500% on the next $5 billion and;
0.3400% over $10 billion
Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion
Sustainable Municipal Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
276

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Fund	Management Fee Rates
Total Return Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2600% on next $4 billion and;
0.2500% over $5 billion
World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $2 billion and;
0.5500% on next $2.5 billion and;
0.4750% on next $5 billion and;
0.4500% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC, was revised. Effective May 1, 2021, the fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. For the period November 1, 2020 through April 30, 2021, HFMC received the following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2021, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2022 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund	0.95%	1.75%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
Inflation Plus Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Municipal Short Duration Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund(1)	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Sustainable Municipal Bond Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Total Return Bond Fund(1)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

(1)	Expense limitation arrangements described above for certain classes of shares of each of Floating Rate Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund extend beyond February 28, 2022. Please see the Funds’ statement of additional information for more information.
From November 1, 2020 through February 28, 2021, HFMC contractually limited the total operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), as follows:
	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.69%	0.60%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2021, these amounts, if any, are included in the Statements of Operations.
277

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.18%	1.93%	0.93%	1.21%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund	1.00%	1.75%	0.73%	1.25%	1.00%	0.77%	N/A	0.75%	0.65%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund	0.95%	1.71%	0.67%	1.26%	0.97%	0.67%	0.55% (1)	0.66%	0.55%
Inflation Plus Fund	0.85%	1.58%	0.55%	1.17%	0.87%	0.57%	N/A	0.56%	0.45%
Municipal Opportunities Fund	0.66%	1.42%	0.42%	N/A	N/A	N/A	N/A	0.44%	0.35%
Municipal Short Duration Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund	0.78%	1.52%	0.49%	1.00%	0.72%	0.54%	0.43%	0.52%	0.42%
Strategic Income Fund	0.91%	1.63%	0.64%	1.26%	0.91%	0.64%	0.54%	0.64%	0.54%
Sustainable Municipal Bond Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Total Return Bond Fund	0.68%	1.48%	0.40%	1.03%	0.70%	0.44%	0.32%	0.39%	0.32%
World Bond Fund	1.01%	1.74%	0.72%	1.35%	1.05%	0.75%	0.63%	0.73%	0.63%

(1)	Commenced operations on March 1, 2021.
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2021, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$ 3,771	$ 229
Floating Rate Fund	237,391	26,289
Floating Rate High Income Fund	68,763	4,619
High Yield Fund	473,479	3,122
Inflation Plus Fund	308,227	5,302
Municipal Opportunities Fund	722,388	16,579
Municipal Short Duration Fund	35,959	5,498
Short Duration Fund	1,204,755	46,993
Strategic Income Fund	698,580	20,397
Sustainable Municipal Bond Fund	97,215	1,574
Total Return Bond Fund	2,041,111	25,999
World Bond Fund	416,787	8,759
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2021, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on
278

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Local Debt Fund	$ 107
Floating Rate Fund	3,412
Floating Rate High Income Fund	672
High Yield Fund	747
Inflation Plus Fund	903
Municipal Opportunities Fund	2,930
Municipal Short Duration Fund	54
Short Duration Fund	3,445
Strategic Income Fund	4,943
Sustainable Municipal Bond Fund	200
Total Return Bond Fund	5,797
World Bond Fund	7,310
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2021, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2022, unless the Board of Directors approves its earlier termination as follows:
Fund	Class A
Inflation Plus Fund	0.15%
Short Duration Fund	0.12%
From November 1, 2020 through February 28, 2021, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class A	Class Y
Inflation Plus Fund	0.15%	N/A
Short Duration Fund	0.12%	N/A
World Bond Fund	N/A	0.09%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
279

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

For the year ended October 31, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.20%	0.21%	0.11%	0.22%	0.17%	0.12%	N/A	0.11%	0.00%*
Floating Rate Fund	0.10%	0.10%	0.08%	0.21%	0.17%	0.11%	N/A	0.10%	0.00%*
Floating Rate High Income Fund	0.12%	0.10%	0.08%	0.22%	0.17%	0.10%	N/A	0.11%	0.00%*
High Yield Fund	0.16%	0.14%	0.09%	0.21%	0.17%	0.12%	0.00% *(1)	0.11%	0.00%*
Inflation Plus Fund	0.15%	0.13%	0.10%	0.22%	0.17%	0.12%	N/A	0.11%	0.00%*
Municipal Opportunities Fund	0.06%	0.07%	0.07%	N/A	N/A	N/A	N/A	0.09%	0.00%*
Municipal Short Duration Fund	0.05%	0.11%	0.10%	N/A	N/A	N/A	N/A	N/A	0.00%*
Short Duration Fund	0.12%	0.10%	0.07%	0.22%	0.05%	0.12%	0.00% *	0.10%	0.00%*
Strategic Income Fund	0.12%	0.09%	0.10%	0.22%	0.12%	0.10%	0.00% *	0.10%	0.00%*
Sustainable Municipal Bond Fund	0.05%	0.11%	0.12%	N/A	N/A	N/A	N/A	N/A	0.00%*
Total Return Bond Fund	0.11%	0.16%	0.08%	0.22%	0.17%	0.12%	0.00% *	0.07%	0.00%*
World Bond Fund	0.13%	0.11%	0.09%	0.22%	0.17%	0.12%	0.00% *	0.10%	0.00%*

*	Amount rounds to 0.00%.
(1)	Commenced operations on March 1, 2021.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. Each of the Floating Rate Fund, the Floating Rate High Income Fund, and the High Yield Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
280

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of October 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Emerging Markets Local Debt Fund	$ 558,516	$ (558,516)	$ —
Inflation Plus Fund	—	—	—
Municipal Opportunities Fund	—	—	—
Municipal Short Duration Fund	—	—	—
Short Duration Fund	437,372	(437,372)	—
Strategic Income Fund	19,306,224	(19,306,224)	—
Sustainable Municipal Bond Fund	—	—	—
Total Return Bond Fund	1,385,753	(1,385,753)	—
World Bond Fund	1,385,188	(1,385,188)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.
Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Emerging Markets Local Debt Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 572,058	$ —	$ —	$ —	$ 572,058
Total Borrowings	$ 572,058	$ —	$ —	$ —	$ 572,058
Gross amount of recognized liabilities for securities lending transactions					$ 572,058
Short Duration Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 450,598	$ —	$ —	$ —	$ 450,598
Total Borrowings	$ 450,598	$ —	$ —	$ —	$ 450,598
Gross amount of recognized liabilities for securities lending transactions					$ 450,598
Strategic Income Fund
Securities Lending Transactions(1)
Convertible Bonds	$ 20,350	$ —	$ —	$ —	$ 20,350
Convertible Preferred Stocks	19,352,440	—	—	—	19,352,440
Corporate Bonds	597,583	—	—	—	597,583
Foreign Government Obligations	54	—	—	—	54
Total Borrowings	$ 19,970,427	$ —	$ —	$ —	$ 19,970,427
Gross amount of recognized liabilities for securities lending transactions					$ 19,970,427
Total Return Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 1,433,018	$ —	$ —	$ —	$ 1,433,018
Total Borrowings	$ 1,433,018	$ —	$ —	$ —	$ 1,433,018
Gross amount of recognized liabilities for securities lending transactions					$ 1,433,018
World Bond Fund
Securities Lending Transactions(1)
Corporate Bonds	$ 1,436,910	$ —	$ —	$ —	$ 1,436,910
Total Borrowings	$ 1,436,910	$ —	$ —	$ —	$ 1,436,910
Gross amount of recognized liabilities for securities lending transactions					$ 1,436,910

281

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
10.	Affiliate Holdings:
As of October 31, 2021, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	—	—	—	100%	25%	100%	N/A	—	—
High Yield Fund	—	—	—	—	—	—	100%	—	—
Municipal Short Duration Fund	—	—	—	N/A	N/A	N/A	N/A	N/A	0%*
Short Duration Fund	—	—	—	—	—	—	1%	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	—	—	—	0%*	0%*	0%*	N/A	—	—
High Yield Fund	—	—	—	—	—	—	0%*	—	—
Municipal Short Duration Fund	—	—	—	N/A	N/A	N/A	N/A	N/A	0%*
Short Duration Fund	—	—	—	—	—	—	0%*	—	—

*	Percentage rounds to zero.
As of October 31, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	24%
Strategic Income Fund	3%
Total Return Bond Fund	1%
World Bond Fund	3%

*	As of October 31, 2021, affiliated funds of funds and the 529 plan were invested in Class F shares.
11.	Investment Transactions:
For the year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$ 55,996,420	$ 58,939,240	$ —	$ —	$ 55,996,420	$ 58,939,240
Floating Rate Fund	2,054,132,369	1,857,563,520	—	—	2,054,132,369	1,857,563,520
Floating Rate High Income Fund	560,675,747	487,809,704	—	—	560,675,747	487,809,704
High Yield Fund	237,185,886	153,448,643	—	—	237,185,886	153,448,643
Inflation Plus Fund	145,894,459	66,091,229	338,805,036	314,159,440	484,699,495	380,250,669
Municipal Opportunities Fund	477,326,622	124,750,759	—	—	477,326,622	124,750,759
Municipal Short Duration Fund	15,644,387	4,250,327	—	—	15,644,387	4,250,327
Short Duration Fund	1,135,175,240	615,101,839	38,402,263	45,470,969	1,173,577,503	660,572,808
Strategic Income Fund	2,124,057,110	978,046,710	541,413,490	230,968,117	2,665,470,600	1,209,014,827
Sustainable Municipal Bond Fund	68,314,289	18,990,856	—	—	68,314,289	18,990,856
Total Return Bond Fund	1,452,031,235	987,768,007	889,359,444	634,015,931	2,341,390,679	1,621,783,938
World Bond Fund	3,356,775,348	3,310,444,668	195,046,806	240,879,333	3,551,822,154	3,551,324,001
282

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

12.	Capital Share Transactions:
The following information is for the years ended October 31, 2021 and October 31, 2020:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Emerging Markets Local Debt Fund
Class A
Shares Sold	457,896	$ 2,565,221	134,392	$ 760,164
Shares Issued for Reinvested Dividends	23,448	132,075	37,719	204,790
Shares Redeemed	(563,759)	(3,170,715)	(319,756)	(1,753,111)
Net Increase (Decrease)	(82,415)	(473,419)	(147,645)	(788,157)
Class C
Shares Sold	64,826	$ 372,614	105,544	$ 612,753
Shares Issued for Reinvested Dividends	8,134	45,865	13,757	74,858
Shares Redeemed	(77,167)	(444,880)	(212,602)	(1,168,974)
Net Increase (Decrease)	(4,207)	(26,401)	(93,301)	(481,363)
Class I
Shares Sold	1,235,312	$ 6,971,915	2,545,777	$ 14,145,120
Shares Issued for Reinvested Dividends	60,402	338,202	177,208	978,115
Shares Redeemed	(1,188,421)	(6,664,914)	(7,824,110)	(40,873,043)
Net Increase (Decrease)	107,293	645,203	(5,101,125)	(25,749,808)
Class R3
Shares Sold	—	$ —	1	$ 4
Shares Issued for Reinvested Dividends	59	328	85	462
Shares Redeemed	—	—	(184)	(1,057)
Net Increase (Decrease)	59	328	(98)	(591)
Class R4
Shares Sold	—	$ —	68	$ 400
Shares Issued for Reinvested Dividends	259	1,454	343	1,856
Shares Redeemed	—	—	(776)	(4,628)
Net Increase (Decrease)	259	1,454	(365)	(2,372)
Class R5
Shares Sold	119	$ 660	6,390	$ 36,359
Shares Issued for Reinvested Dividends	151	816	348	1,784
Shares Redeemed	(6,762)	(37,117)	(68)	(350)
Net Increase (Decrease)	(6,492)	(35,641)	6,670	37,793
Class Y
Shares Sold	844,108	$ 4,750,135	1,750,399	$ 9,515,902
Shares Issued for Reinvested Dividends	268,211	1,493,075	523,951	2,827,886
Shares Redeemed	(2,221,204)	(12,314,119)	(9,274,328)	(49,111,325)
Net Increase (Decrease)	(1,108,885)	(6,070,909)	(6,999,978)	(36,767,537)
Class F
Shares Sold	289,259	$ 1,629,403	270,149	$ 1,545,968
Shares Issued for Reinvested Dividends	25,464	142,535	31,190	169,018
Shares Redeemed	(74,199)	(417,624)	(415,940)	(2,167,752)
Net Increase (Decrease)	240,524	1,354,314	(114,601)	(452,766)
Total Net Increase (Decrease)	(853,864)	$ (4,605,071)	(12,450,443)	$ (64,204,801)
Floating Rate Fund
Class A
Shares Sold	20,184,428	$ 169,213,315	22,715,140	$ 182,043,746
Shares Issued for Reinvested Dividends	2,323,250	19,456,055	2,783,969	22,370,965
Shares Redeemed	(16,622,522)	(138,914,120)	(34,530,403)	(274,801,624)
Net Increase (Decrease)	5,885,156	49,755,250	(9,031,294)	(70,386,913)
Class C
Shares Sold	1,900,322	$ 16,085,382	1,913,326	$ 15,459,940
Shares Issued for Reinvested Dividends	415,801	3,509,590	1,100,612	8,934,776
Shares Redeemed	(17,772,594)	(150,204,448)	(28,757,381)	(231,627,065)
Net Increase (Decrease)	(15,456,471)	(130,609,476)	(25,743,443)	(207,232,349)
283

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	64,073,314	$ 535,267,879	57,805,041	$ 458,641,839
Shares Issued for Reinvested Dividends	2,845,728	23,740,849	3,529,631	28,399,544
Shares Redeemed	(32,771,524)	(273,048,547)	(125,477,198)	(987,910,277)
Net Increase (Decrease)	34,147,518	285,960,181	(64,142,526)	(500,868,894)
Class R3
Shares Sold	100,693	$ 848,718	59,902	$ 490,500
Shares Issued for Reinvested Dividends	15,094	127,186	21,364	172,803
Shares Redeemed	(151,957)	(1,281,948)	(299,206)	(2,452,297)
Net Increase (Decrease)	(36,170)	(306,044)	(217,940)	(1,788,994)
Class R4
Shares Sold	23,459	$ 195,696	96,310	$ 794,320
Shares Issued for Reinvested Dividends	6,062	50,727	8,674	69,552
Shares Redeemed	(52,685)	(441,423)	(157,920)	(1,222,761)
Net Increase (Decrease)	(23,164)	(195,000)	(52,936)	(358,889)
Class R5
Shares Sold	87,114	$ 728,833	11,035	$ 89,492
Shares Issued for Reinvested Dividends	4,111	34,288	4,935	39,528
Shares Redeemed	(76,911)	(642,785)	(35,909)	(290,850)
Net Increase (Decrease)	14,314	120,336	(19,939)	(161,830)
Class Y
Shares Sold	2,593,081	$ 21,554,503	2,850,842	$ 22,683,282
Shares Issued for Reinvested Dividends	184,928	1,536,355	239,275	1,920,632
Shares Redeemed	(2,160,853)	(17,873,905)	(5,411,327)	(42,525,785)
Net Increase (Decrease)	617,156	5,216,953	(2,321,210)	(17,921,871)
Class F
Shares Sold	8,757,258	$ 73,038,851	14,960,687	$ 119,676,976
Shares Issued for Reinvested Dividends	205,524	1,711,664	265,700	2,132,064
Shares Redeemed	(3,226,515)	(26,801,617)	(51,269,502)	(398,717,007)
Net Increase (Decrease)	5,736,267	47,948,898	(36,043,115)	(276,907,967)
Total Net Increase (Decrease)	30,884,606	$ 257,891,098	(137,572,403)	$ (1,075,627,707)
Floating Rate High Income Fund
Class A
Shares Sold	2,854,044	$ 27,586,915	1,398,470	$ 12,942,405
Shares Issued for Reinvested Dividends	232,717	2,245,141	303,917	2,804,899
Shares Redeemed	(1,599,460)	(15,420,568)	(3,761,564)	(33,422,658)
Net Increase (Decrease)	1,487,301	14,411,488	(2,059,177)	(17,675,354)
Class C
Shares Sold	270,564	$ 2,640,690	362,804	$ 3,349,789
Shares Issued for Reinvested Dividends	78,448	762,515	155,830	1,449,058
Shares Redeemed	(1,857,875)	(18,077,095)	(2,260,595)	(20,844,664)
Net Increase (Decrease)	(1,508,863)	(14,673,890)	(1,741,961)	(16,045,817)
Class I
Shares Sold	18,674,472	$ 179,213,709	13,072,588	$ 116,255,880
Shares Issued for Reinvested Dividends	818,649	7,859,066	927,364	8,514,869
Shares Redeemed	(11,952,075)	(114,622,911)	(15,784,908)	(140,526,418)
Net Increase (Decrease)	7,541,046	72,449,864	(1,784,956)	(15,755,669)
Class R3
Shares Sold	12,267	$ 118,999	3,922	$ 36,154
Shares Issued for Reinvested Dividends	283	2,738	350	3,240
Shares Redeemed	(9,873)	(95,730)	(13,918)	(127,740)
Net Increase (Decrease)	2,677	26,007	(9,646)	(88,346)
Class R4
Shares Sold	3,875	$ 37,404	3,403	$ 32,161
Shares Issued for Reinvested Dividends	355	3,416	428	3,941
Shares Redeemed	(590)	(5,597)	(2,129)	(20,926)
Net Increase (Decrease)	3,640	35,223	1,702	15,176
284

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	329,970	$ 3,156,427	124,461	$ 1,145,917
Shares Issued for Reinvested Dividends	42,482	407,750	48,510	444,260
Shares Redeemed	(197,294)	(1,883,524)	(167,667)	(1,513,716)
Net Increase (Decrease)	175,158	1,680,653	5,304	76,461
Class Y
Shares Sold	1,274,252	$ 12,253,988	1,781,345	$ 16,289,241
Shares Issued for Reinvested Dividends	37,434	359,644	45,232	419,036
Shares Redeemed	(748,043)	(7,199,195)	(2,559,448)	(23,055,578)
Net Increase (Decrease)	563,643	5,414,437	(732,871)	(6,347,301)
Class F
Shares Sold	1,907,549	$ 18,390,277	464,170	$ 4,307,469
Shares Issued for Reinvested Dividends	71,148	684,802	72,535	668,254
Shares Redeemed	(531,784)	(5,090,177)	(1,307,260)	(11,903,577)
Net Increase (Decrease)	1,446,913	13,984,902	(770,555)	(6,927,854)
Total Net Increase (Decrease)	9,711,515	$ 93,328,684	(7,092,160)	$ (62,748,704)
High Yield Fund
Class A
Shares Sold	9,211,240	$ 70,465,233	7,982,568	$ 57,178,942
Shares Issued for Reinvested Dividends	1,323,309	10,121,722	1,394,996	9,984,138
Shares Redeemed	(5,714,699)	(43,688,747)	(7,699,857)	(54,391,234)
Net Increase (Decrease)	4,819,850	36,898,208	1,677,707	12,771,846
Class C
Shares Sold	772,108	$ 5,882,862	720,947	$ 5,165,342
Shares Issued for Reinvested Dividends	92,034	701,430	145,751	1,040,364
Shares Redeemed	(2,128,324)	(16,226,483)	(1,730,291)	(12,196,760)
Net Increase (Decrease)	(1,264,182)	(9,642,191)	(863,593)	(5,991,054)
Class I
Shares Sold	3,814,373	$ 29,323,042	1,576,935	$ 10,987,256
Shares Issued for Reinvested Dividends	166,912	1,279,229	127,736	918,879
Shares Redeemed	(672,285)	(5,148,723)	(1,660,866)	(11,578,456)
Net Increase (Decrease)	3,309,000	25,453,548	43,805	327,679
Class R3
Shares Sold	105,819	$ 811,238	112,009	$ 816,725
Shares Issued for Reinvested Dividends	7,431	56,835	11,257	80,520
Shares Redeemed	(107,719)	(821,694)	(70,941)	(500,399)
Net Increase (Decrease)	5,531	46,379	52,325	396,846
Class R4
Shares Sold	29,988	$ 230,237	26,012	$ 188,053
Shares Issued for Reinvested Dividends	5,347	40,971	6,207	44,493
Shares Redeemed	(37,389)	(287,613)	(32,464)	(238,238)
Net Increase (Decrease)	(2,054)	(16,405)	(245)	(5,692)
Class R5
Shares Sold	29,449	$ 224,854	66,470	$ 474,328
Shares Issued for Reinvested Dividends	3,675	28,004	4,687	33,480
Shares Redeemed	(20,564)	(156,615)	(94,762)	(674,816)
Net Increase (Decrease)	12,560	96,243	(23,605)	(167,008)
Class R6(1)
Shares Sold	1,322	$ 10,001	—	$ —
Shares Issued for Reinvested Dividends	36	275	—	—
Net Increase (Decrease)	1,358	10,276	—	—
Class Y
Shares Sold	48,050	$ 364,072	3,088,142	$ 21,482,670
Shares Issued for Reinvested Dividends	5,391	40,799	38,973	283,912
Shares Redeemed	(42,465)	(322,300)	(4,604,281)	(32,546,308)
Net Increase (Decrease)	10,976	82,571	(1,477,166)	(10,779,726)
285

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class F
Shares Sold	6,143,690	$ 46,889,267	3,292,512	$ 23,808,924
Shares Issued for Reinvested Dividends	545,461	4,168,432	430,586	3,087,555
Shares Redeemed	(2,011,489)	(15,354,838)	(2,076,306)	(14,636,213)
Net Increase (Decrease)	4,677,662	35,702,861	1,646,792	12,260,266
Total Net Increase (Decrease)	11,570,701	$ 88,631,490	1,056,020	$ 8,813,157
Inflation Plus Fund
Class A
Shares Sold	4,267,374	$ 48,561,390	3,416,712	$ 36,760,046
Shares Issued for Reinvested Dividends	367,548	4,150,990	284,425	2,969,394
Shares Redeemed	(2,683,474)	(30,454,466)	(3,214,757)	(34,234,638)
Net Increase (Decrease)	1,951,448	22,257,914	486,380	5,494,802
Class C
Shares Sold	1,457,134	$ 15,958,259	353,723	$ 3,707,981
Shares Issued for Reinvested Dividends	21,912	240,360	16,560	167,587
Shares Redeemed	(1,331,823)	(14,545,308)	(1,803,410)	(18,549,888)
Net Increase (Decrease)	147,223	1,653,311	(1,433,127)	(14,674,320)
Class I
Shares Sold	2,845,813	$ 33,146,327	2,020,576	$ 22,374,318
Shares Issued for Reinvested Dividends	99,976	1,151,612	93,581	994,771
Shares Redeemed	(2,888,281)	(33,385,260)	(2,199,103)	(23,710,342)
Net Increase (Decrease)	57,508	912,679	(84,946)	(341,253)
Class R3
Shares Sold	668,119	$ 7,426,224	673,544	$ 7,093,135
Shares Issued for Reinvested Dividends	56,332	623,832	52,401	537,110
Shares Redeemed	(1,098,765)	(12,215,259)	(1,385,375)	(14,251,182)
Net Increase (Decrease)	(374,314)	(4,165,203)	(659,430)	(6,620,937)
Class R4
Shares Sold	126,075	$ 1,442,615	216,766	$ 2,289,573
Shares Issued for Reinvested Dividends	8,816	99,550	11,266	117,726
Shares Redeemed	(272,025)	(3,082,148)	(461,632)	(4,923,802)
Net Increase (Decrease)	(137,134)	(1,539,983)	(233,600)	(2,516,503)
Class R5
Shares Sold	174,654	$ 2,031,951	133,252	$ 1,474,320
Shares Issued for Reinvested Dividends	3,394	38,900	2,858	30,265
Shares Redeemed	(170,408)	(1,985,922)	(174,426)	(1,873,550)
Net Increase (Decrease)	7,640	84,929	(38,316)	(368,965)
Class Y
Shares Sold	350,993	$ 4,098,257	659,312	$ 7,130,008
Shares Issued for Reinvested Dividends	59,997	692,032	40,716	433,627
Shares Redeemed	(251,898)	(2,924,349)	(279,632)	(3,063,939)
Net Increase (Decrease)	159,092	1,865,940	420,396	4,499,696
Class F
Shares Sold	6,699,447	$ 77,877,087	3,855,004	$ 41,986,825
Shares Issued for Reinvested Dividends	385,379	4,427,657	298,328	3,168,242
Shares Redeemed	(7,151,979)	(81,822,185)	(3,444,902)	(36,752,619)
Net Increase (Decrease)	(67,153)	482,559	708,430	8,402,448
Total Net Increase (Decrease)	1,744,310	$ 21,552,146	(834,213)	$ (6,125,032)
Municipal Opportunities Fund
Class A
Shares Sold	10,315,060	$ 94,029,978	13,705,812	$ 121,518,705
Shares Issued for Reinvested Dividends	821,396	7,479,752	920,975	8,178,106
Shares Redeemed	(6,341,004)	(57,788,316)	(10,088,440)	(88,468,489)
Net Increase (Decrease)	4,795,452	43,721,414	4,538,347	41,228,322
286

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,046,421	$ 9,532,922	1,895,643	$ 16,820,563
Shares Issued for Reinvested Dividends	49,127	447,431	80,275	713,061
Shares Redeemed	(2,317,969)	(21,145,391)	(2,880,616)	(25,479,837)
Net Increase (Decrease)	(1,222,421)	(11,165,038)	(904,698)	(7,946,213)
Class I
Shares Sold	39,075,110	$ 356,010,648	50,133,652	$ 443,070,863
Shares Issued for Reinvested Dividends	1,416,474	12,907,017	1,269,430	11,279,654
Shares Redeemed	(21,822,694)	(198,850,063)	(28,476,329)	(250,888,458)
Net Increase (Decrease)	18,668,890	170,067,602	22,926,753	203,462,059
Class Y
Shares Sold	72,852	$ 667,079	216,487	$ 1,933,106
Shares Issued for Reinvested Dividends	29,840	271,451	35,516	315,113
Shares Redeemed	(150,426)	(1,368,437)	(130,412)	(1,148,573)
Net Increase (Decrease)	(47,734)	(429,907)	121,591	1,099,646
Class F
Shares Sold	14,055,180	$ 127,978,915	17,953,655	$ 159,400,282
Shares Issued for Reinvested Dividends	619,714	5,638,139	329,626	2,925,198
Shares Redeemed	(3,802,494)	(34,599,476)	(3,445,684)	(30,089,476)
Net Increase (Decrease)	10,872,400	99,017,578	14,837,597	132,236,004
Total Net Increase (Decrease)	33,066,587	$ 301,211,649	41,519,590	$ 370,079,818
Municipal Short Duration Fund
Class A
Shares Sold	772,030	$ 7,911,677	1,145,838	$ 11,586,580
Shares Issued for Reinvested Dividends	23,554	241,180	33,692	340,581
Shares Redeemed	(476,567)	(4,881,571)	(962,122)	(9,659,221)
Net Increase (Decrease)	319,017	3,271,286	217,408	2,267,940
Class C
Shares Sold	28,349	$ 290,561	96,134	$ 967,062
Shares Issued for Reinvested Dividends	637	6,519	1,497	15,127
Shares Redeemed	(38,489)	(394,011)	(85,818)	(861,322)
Net Increase (Decrease)	(9,503)	(96,931)	11,813	120,867
Class I
Shares Sold	648,580	$ 6,634,474	213,769	$ 2,164,033
Shares Issued for Reinvested Dividends	6,761	69,103	5,264	53,174
Shares Redeemed	(226,117)	(2,314,122)	(54,837)	(545,570)
Net Increase (Decrease)	429,224	4,389,455	164,196	1,671,637
Class F
Shares Sold	333,658	$ 3,418,208	98,768	$ 991,750
Shares Issued for Reinvested Dividends	5,024	51,426	3,867	39,099
Shares Redeemed	(56,197)	(575,970)	(56,960)	(566,704)
Net Increase (Decrease)	282,485	2,893,664	45,675	464,145
Total Net Increase (Decrease)	1,021,223	$ 10,457,474	439,092	$ 4,524,589
Short Duration Fund
Class A
Shares Sold	43,741,511	$ 440,448,337	51,243,837	$ 504,354,186
Shares Issued for Reinvested Dividends	1,319,453	13,284,320	1,527,630	15,095,226
Shares Redeemed	(37,388,717)	(376,539,631)	(33,867,669)	(331,858,219)
Net Increase (Decrease)	7,672,247	77,193,026	18,903,798	187,591,193
Class C
Shares Sold	2,780,029	$ 27,999,710	6,109,317	$ 59,943,618
Shares Issued for Reinvested Dividends	62,203	626,563	117,376	1,159,082
Shares Redeemed	(4,996,698)	(50,315,297)	(5,260,757)	(51,359,254)
Net Increase (Decrease)	(2,154,466)	(21,689,024)	965,936	9,743,446
287

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	51,681,169	$ 518,814,313	41,547,078	$ 411,117,591
Shares Issued for Reinvested Dividends	910,548	9,136,895	860,944	8,498,126
Shares Redeemed	(26,078,348)	(261,778,917)	(37,899,515)	(369,038,007)
Net Increase (Decrease)	26,513,369	266,172,291	4,508,507	50,577,710
Class R3
Shares Sold	58,651	$ 590,044	144,618	$ 1,438,625
Shares Issued for Reinvested Dividends	2,339	23,516	2,937	28,968
Shares Redeemed	(139,320)	(1,401,932)	(78,871)	(755,948)
Net Increase (Decrease)	(78,330)	(788,372)	68,684	711,645
Class R4
Shares Sold	9,647	$ 96,960	109,508	$ 1,087,435
Shares Issued for Reinvested Dividends	7,323	73,618	13,530	132,100
Shares Redeemed	(53,374)	(536,328)	(428,264)	(4,221,379)
Net Increase (Decrease)	(36,404)	(365,750)	(305,226)	(3,001,844)
Class R5
Shares Sold	41,379	$ 415,342	105,028	$ 1,042,408
Shares Issued for Reinvested Dividends	3,151	31,584	3,785	37,255
Shares Redeemed	(103,923)	(1,042,384)	(36,827)	(360,633)
Net Increase (Decrease)	(59,393)	(595,458)	71,986	719,030
Class R6(1)
Shares Sold	210,310	$ 2,109,037	180	$ 1,768
Shares Issued for Reinvested Dividends	2,932	29,249	33	320
Shares Redeemed	(10,763)	(107,394)	—	—
Net Increase (Decrease)	202,479	2,030,892	213	2,088
Class Y
Shares Sold	742,042	$ 7,436,923	1,236,976	$ 12,231,240
Shares Issued for Reinvested Dividends	16,550	165,554	23,955	234,836
Shares Redeemed	(563,950)	(5,637,674)	(1,755,749)	(16,923,506)
Net Increase (Decrease)	194,642	1,964,803	(494,818)	(4,457,430)
Class F
Shares Sold	25,375,037	$ 254,318,427	11,110,634	$ 109,353,226
Shares Issued for Reinvested Dividends	665,611	6,671,571	656,086	6,471,032
Shares Redeemed	(8,351,073)	(83,723,919)	(9,197,312)	(89,892,896)
Net Increase (Decrease)	17,689,575	177,266,079	2,569,408	25,931,362
Total Net Increase (Decrease)	49,943,719	$ 501,188,487	26,288,488	$ 267,817,200
Strategic Income Fund
Class A
Shares Sold	21,611,349	$ 200,787,943	13,346,771	$ 118,837,640
Shares Issued for Reinvested Dividends	1,426,879	13,237,420	866,819	7,532,677
Shares Redeemed	(9,312,754)	(86,337,130)	(5,624,519)	(48,357,802)
Net Increase (Decrease)	13,725,474	127,688,233	8,589,071	78,012,515
Class C
Shares Sold	4,935,359	$ 46,192,486	4,433,541	$ 39,397,046
Shares Issued for Reinvested Dividends	265,511	2,484,171	172,344	1,505,044
Shares Redeemed	(3,079,574)	(28,759,095)	(2,518,682)	(21,967,538)
Net Increase (Decrease)	2,121,296	19,917,562	2,087,203	18,934,552
Class I
Shares Sold	186,113,585	$ 1,732,669,528	107,606,359	$ 949,984,625
Shares Issued for Reinvested Dividends	6,309,325	58,680,821	1,953,846	17,112,338
Shares Redeemed	(73,046,767)	(678,854,755)	(37,195,826)	(321,439,864)
Net Increase (Decrease)	119,376,143	1,112,495,594	72,364,379	645,657,099
Class R3
Shares Sold	324,094	$ 2,997,167	95,140	$ 849,021
Shares Issued for Reinvested Dividends	8,229	76,238	3,268	28,423
Shares Redeemed	(150,155)	(1,396,134)	(5,016)	(45,001)
Net Increase (Decrease)	182,168	1,677,271	93,392	832,443
288

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	1,070,834	$ 9,909,554	491,161	$ 4,299,455
Shares Issued for Reinvested Dividends	29,891	276,821	5,175	46,207
Shares Redeemed	(97,082)	(901,561)	(37,816)	(337,964)
Net Increase (Decrease)	1,003,643	9,284,814	458,520	4,007,698
Class R5
Shares Sold	5,161,245	$ 47,935,127	1,128,324	$ 9,846,175
Shares Issued for Reinvested Dividends	153,409	1,419,428	41,860	364,909
Shares Redeemed	(1,901,630)	(17,650,166)	(426,229)	(3,659,866)
Net Increase (Decrease)	3,413,024	31,704,389	743,955	6,551,218
Class R6(1)
Shares Sold	18,386,599	$ 170,670,634	1,095,884	$ 9,817,038
Shares Issued for Reinvested Dividends	267,829	2,475,775	14,400	126,449
Shares Redeemed	(2,224,924)	(20,580,644)	(153,866)	(1,365,949)
Net Increase (Decrease)	16,429,504	152,565,765	956,418	8,577,538
Class Y
Shares Sold	18,666,089	$ 172,834,492	11,044,742	$ 98,123,559
Shares Issued for Reinvested Dividends	641,022	5,924,383	174,069	1,523,119
Shares Redeemed	(7,682,585)	(70,860,509)	(1,209,957)	(10,394,818)
Net Increase (Decrease)	11,624,526	107,898,366	10,008,854	89,251,860
Class F
Shares Sold	23,749,838	$ 220,995,101	14,928,674	$ 133,829,542
Shares Issued for Reinvested Dividends	1,491,887	13,871,460	807,195	7,033,285
Shares Redeemed	(15,824,966)	(146,831,804)	(4,803,713)	(41,174,194)
Net Increase (Decrease)	9,416,759	88,034,757	10,932,156	99,688,633
Total Net Increase (Decrease)	177,292,537	$ 1,651,266,751	106,233,948	$ 951,513,556
Sustainable Municipal Bond Fund
Class A
Shares Sold	1,038,275	$ 11,501,133	1,810,083	$ 19,362,123
Shares Issued for Reinvested Dividends	52,290	579,257	66,661	716,775
Shares Redeemed	(578,524)	(6,403,924)	(514,527)	(5,472,708)
Net Increase (Decrease)	512,041	5,676,466	1,362,217	14,606,190
Class C
Shares Sold	89,333	$ 988,285	273,882	$ 2,935,669
Shares Issued for Reinvested Dividends	2,742	30,346	6,407	68,800
Shares Redeemed	(83,549)	(926,027)	(102,934)	(1,107,063)
Net Increase (Decrease)	8,526	92,604	177,355	1,897,406
Class I
Shares Sold	2,649,639	$ 29,356,756	2,159,787	$ 23,139,936
Shares Issued for Reinvested Dividends	54,058	597,267	33,470	359,362
Shares Redeemed	(512,529)	(5,662,535)	(376,105)	(3,914,265)
Net Increase (Decrease)	2,191,168	24,291,488	1,817,152	19,585,033
Class F
Shares Sold	1,506,806	$ 16,668,418	1,136,896	$ 12,112,442
Shares Issued for Reinvested Dividends	32,048	354,239	16,823	180,804
Shares Redeemed	(279,172)	(3,083,908)	(163,103)	(1,700,273)
Net Increase (Decrease)	1,259,682	13,938,749	990,616	10,592,973
Total Net Increase (Decrease)	3,971,417	$ 43,999,307	4,347,340	$ 46,681,602
Total Return Bond Fund
Class A
Shares Sold	20,613,425	$ 227,547,696	28,885,483	$ 314,770,359
Issued in Merger	—	—	2,156,231	24,253,074
Shares Issued for Reinvested Dividends	2,886,135	31,930,027	2,247,855	24,550,223
Shares Redeemed	(15,294,992)	(168,418,987)	(13,562,584)	(146,714,479)
Net Increase (Decrease)	8,204,568	91,058,736	19,726,985	216,859,177
289

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class C
Shares Sold	125,459	$ 1,408,851	287,581	$ 3,198,791
Issued in Merger	—	—	1,148,560	13,070,389
Shares Issued for Reinvested Dividends	40,769	458,303	34,775	384,209
Shares Redeemed	(1,646,762)	(18,235,828)	(1,157,868)	(12,799,289)
Net Increase (Decrease)	(1,480,534)	(16,368,674)	313,048	3,854,100
Class I
Shares Sold	23,065,926	$ 254,537,428	20,059,875	$ 219,445,628
Issued in Merger	—	—	2,022,055	22,674,107
Shares Issued for Reinvested Dividends	792,424	8,734,672	389,549	4,249,385
Shares Redeemed	(23,478,054)	(257,215,051)	(5,681,806)	(61,207,596)
Net Increase (Decrease)	380,296	6,057,049	16,789,673	185,161,524
Class R3
Shares Sold	91,409	$ 1,043,059	146,280	$ 1,654,997
Issued in Merger	—	—	2,655	30,689
Shares Issued for Reinvested Dividends	9,621	109,580	8,416	94,367
Shares Redeemed	(137,749)	(1,570,585)	(149,521)	(1,646,936)
Net Increase (Decrease)	(36,719)	(417,946)	7,830	133,117
Class R4
Shares Sold	526,077	$ 5,961,648	534,048	$ 5,997,115
Issued in Merger	—	—	1,126	12,908
Shares Issued for Reinvested Dividends	34,664	390,822	22,339	248,694
Shares Redeemed	(428,368)	(4,829,537)	(436,828)	(4,809,979)
Net Increase (Decrease)	132,373	1,522,933	120,685	1,448,738
Class R5
Shares Sold	116,923	$ 1,302,795	291,949	$ 3,243,533
Issued in Merger	—	—	1,516	17,269
Shares Issued for Reinvested Dividends	6,254	70,111	3,809	42,181
Shares Redeemed	(144,702)	(1,624,422)	(159,149)	(1,748,398)
Net Increase (Decrease)	(21,525)	(251,516)	138,125	1,554,585
Class R6(1)
Shares Sold	16,030,448	$ 178,285,324	3,175,849	$ 34,624,258
Shares Issued for Reinvested Dividends	369,410	4,083,124	142,818	1,565,097
Shares Redeemed	(3,488,529)	(38,462,160)	(1,385,972)	(15,104,521)
Net Increase (Decrease)	12,911,329	143,906,288	1,932,695	21,084,834
Class Y
Shares Sold	12,616,432	$ 141,220,192	13,484,725	$ 149,148,655
Issued in Merger	—	—	23,303	263,851
Shares Issued for Reinvested Dividends	1,058,709	11,793,835	939,760	10,303,444
Shares Redeemed	(12,528,486)	(140,027,793)	(23,222,388)	(249,279,226)
Net Increase (Decrease)	1,146,655	12,986,234	(8,774,600)	(89,563,276)
Class F
Shares Sold	49,398,947	$ 538,969,023	43,913,726	$ 474,299,178
Issued in Merger	—	—	217,574	2,424,664
Shares Issued for Reinvested Dividends	2,857,485	31,290,363	2,095,170	22,645,999
Shares Redeemed	(26,467,617)	(287,175,445)	(12,058,383)	(129,418,091)
Net Increase (Decrease)	25,788,815	283,083,941	34,168,087	369,951,750
Total Net Increase (Decrease)	47,025,258	$ 521,577,045	64,422,528	$ 710,484,549
World Bond Fund
Class A
Shares Sold	8,513,912	$ 90,142,866	11,853,572	$ 124,563,268
Shares Issued for Reinvested Dividends	279,709	2,956,330	916,828	9,618,889
Shares Redeemed	(13,997,130)	(148,236,262)	(12,689,889)	(132,649,893)
Net Increase (Decrease)	(5,203,509)	(55,137,066)	80,511	1,532,264
Class C
Shares Sold	312,916	$ 3,236,579	1,578,580	$ 16,215,963
Shares Issued for Reinvested Dividends	11,650	120,581	131,186	1,353,066
Shares Redeemed	(2,826,792)	(29,225,428)	(3,216,831)	(33,065,235)
Net Increase (Decrease)	(2,502,226)	(25,868,268)	(1,507,065)	(15,496,206)
290

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class I
Shares Sold	59,331,742	$ 633,620,407	91,513,500	$ 970,005,731
Shares Issued for Reinvested Dividends	1,754,865	18,693,876	4,663,389	49,256,832
Shares Redeemed	(79,906,986)	(852,961,122)	(113,328,621)	(1,193,910,175)
Net Increase (Decrease)	(18,820,379)	(200,646,839)	(17,151,732)	(174,647,612)
Class R3
Shares Sold	17,002	$ 178,617	108,636	$ 1,129,269
Shares Issued for Reinvested Dividends	547	5,738	3,518	36,727
Shares Redeemed	(55,582)	(583,418)	(161,163)	(1,659,947)
Net Increase (Decrease)	(38,033)	(399,063)	(49,009)	(493,951)
Class R4
Shares Sold	546,957	$ 5,787,608	849,081	$ 8,855,360
Shares Issued for Reinvested Dividends	11,364	120,174	24,403	255,884
Shares Redeemed	(1,950,796)	(20,588,967)	(100,526)	(1,053,542)
Net Increase (Decrease)	(1,392,475)	(14,681,185)	772,958	8,057,702
Class R5
Shares Sold	325,631	$ 3,478,070	465,869	$ 4,906,254
Shares Issued for Reinvested Dividends	8,130	86,626	14,524	153,384
Shares Redeemed	(285,640)	(3,048,914)	(300,932)	(3,180,962)
Net Increase (Decrease)	48,121	515,782	179,461	1,878,676
Class R6(1)
Shares Sold	4,045,683	$ 43,376,011	11,886,116	$ 125,598,122
Shares Issued for Reinvested Dividends	130,007	1,390,466	65,574	691,752
Shares Redeemed	(2,892,880)	(31,028,566)	(2,918,313)	(30,795,658)
Net Increase (Decrease)	1,282,810	13,737,911	9,033,377	95,494,216
Class Y
Shares Sold	13,791,314	$ 147,739,299	18,859,020	$ 200,397,393
Shares Issued for Reinvested Dividends	329,316	3,519,884	1,138,357	12,064,039
Shares Redeemed	(20,642,223)	(221,281,303)	(33,849,252)	(357,158,394)
Net Increase (Decrease)	(6,521,593)	(70,022,120)	(13,851,875)	(144,696,962)
Class F
Shares Sold	40,147,261	$ 429,375,901	53,456,392	$ 565,674,517
Shares Issued for Reinvested Dividends	1,579,053	16,844,881	4,833,555	51,124,691
Shares Redeemed	(36,122,937)	(386,131,740)	(107,074,605)	(1,129,497,459)
Net Increase (Decrease)	5,603,377	60,089,042	(48,784,658)	(512,698,251)
Total Net Increase (Decrease)	(27,543,907)	$ (292,411,806)	(71,278,032)	$ (741,070,124)

(1)	Commenced operations on March 1, 2021.
13.	Fund Reorganization:
At a meeting held February 4-5, 2020, the Board of Directors of the Company approved an Agreement and Plan of Reorganization that provided for the reorganization of The Hartford Quality Bond Fund (the “Quality Bond Fund”), a series of the Company, with and into the Total Return Bond Fund, a separate series of the Company (the “Reorganization”).
Pursuant to the terms of the Agreement and Plan of Reorganization, after the close of business on July 24, 2020, the Quality Bond Fund transferred all of its assets to the Total Return Bond Fund, in exchange for shares of the Total Return Bond Fund and the assumption of all of the liabilities of the Quality Bond Fund by the Total Return Bond Fund.
291

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

After the close of business on July 24, 2020, the consummation of the Reorganization was accomplished by a tax-free exchange of shares of the Total Return Bond Fund in the following amounts:

Share Class	Net Assets of the Quality Bond Fund as of the close of business on July 24, 2020 ("Reorgnaization Date")	Shares of the Quality Bond Fund as of the Reorganization Date	Value of Shares Issued by Total Return Bond Fund	Shares Issued by Total Return Bond Fund	Net Assets of the Total Return Bond Fund immediately after the Reorganization
Class A	$ 24,253,074	2,383,212	$ 24,253,074	2,156,231	$ 1,151,027,274
Class C	13,070,389	1,294,146	13,070,389	1,148,560	34,326,690
Class I	22,674,107	2,237,310	22,674,107	2,022,055	219,198,829
Class R3	30,689	3,014	30,689	2,655	5,054,080
Class R4	12,908	1,270	12,908	1,126	12,348,018
Class R5	17,269	1,701	17,269	1,516	1,873,131
Class R6	N/A	N/A	N/A	N/A	58,735,611
Class Y	263,851	25,859	263,851	23,303	334,195,150
Class F	2,424,664	239,494	2,424,664	217,574	849,103,140
	$ 62,746,951	6,186,006	$ 62,746,951	5,573,020	$ 2,665,861,923
Each shareholder of a share class of the Quality Bond Fund received shares of the same share class of the Total Return Bond Fund with the same class designation and at the respective class NAV, as determined on the Reorganization Date.
Some of the investments held by the Quality Bond Fund may have been purchased or sold prior to the Reorganization for the purpose of complying with the anticipated investment policies or limitations of the Total Return Bond Fund after the Reorganization. The expenses associated with the Reorganization other than brokerage-related expenses, including stamp taxes and other similar transaction costs, were borne by HFMC or its affiliates.
As of the Reorganization Date, the Quality Bond Fund had investments valued at $61,543,600 with a cost basis of $58,380,594. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Total Return Bond Fund were recorded at fair value; however,the cost basis of the investments received by the Total Return Bond Fund from the Quality Bond Fund were carried forward to align ongoing reporting of the Total Return Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The aggregate net assets of the Total Return Bond Fund immediately after the acquisition were $2,665,861,923 which included $3,163,006 of acquired unrealized appreciation.
Assuming the Reorganization had been completed on November 1, 2019, the Total Return Bond Fund’s pro-forma results of operations for the year ended October 31, 2020 are as follows:
Net investment income	$ 57,820,897
Net realized and unrealized gain (loss) on investments	$ 109,427,219
Net increase (decrease) in net assets from operations	$167,248,116
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. From November 1, 2020 through March 4, 2021, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2021, none of the Funds had borrowings under this facility.
15.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
292

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

16.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
17.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Company, on behalf of the Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
18.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
Effective November 1, 2021, the management fee of HFMC set forth in the investment management agreement with respect to the World Bond Fund is as follows: 0.6800% of the first $250 million, 0.6300% of the next $250 million, 0.5800% of the next $2 billion, 0.5300% of the next $2.5 billion, 0.4750% of the next $5 billion, and 0.4500% in excess of $10 billion annually of the Fund’s average daily net assets.
293

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund , The Hartford Total Return Bond Fund and The Hartford World Bond Fund (twelve of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein ended on or subsequent to October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein ended on or subsequent to October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2021
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
294

Hartford Fixed Income Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not increase or reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
295

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2021. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	75	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	75	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG(4), (5) (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	75	None
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	75	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK(5) (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	75	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).
296

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	75	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	75	None
LEMMA W. SENBET(4) (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	75	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	75	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	75	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
297

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

298

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited) – (continued)

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Directors.
(5)	Mr. Birdsong will retire effective December 31, 2021. Anticipating Mr. Birdsong's retirement, the Board has elected Christine R. Detrick to serve as Chair of the Board effective November 4, 2021. Accordingly, effective November 4, 2021, Mr. Birdsong will no longer serve as Chair of the Board. Effective November 5, 2021, Ms. Detrick also will serve as a Director of Capital One Financial Corporation.
(6)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
299

Hartford Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
The Hartford Emerging Markets Local Debt Fund
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Municipal Opportunities Fund
Hartford Municipal Short Duration Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
Hartford Sustainable Municipal Bond Fund (formerly, Hartford Municipal Income Fund)
The Hartford Total Return Bond Fund
The Hartford World Bond Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
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Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
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In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund,
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including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by HFMC to other Hartford funds that are exchange-traded funds (“ETFs”) with investment strategies similar to those of The Hartford Municipal Opportunities Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and
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fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of The Hartford Emerging Markets Local Debt Fund, Hartford Municipal Short Duration Fund, and Hartford Sustainable Municipal Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2021.
The Hartford Emerging Markets Local Debt Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group, while its actual management fee was in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.18% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
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The Hartford Floating Rate Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00%, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Floating Rate High Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period, and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.05% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford High Yield Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and below its benchmark for the 5-year period. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2020. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.95% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Inflation Plus Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual transfer agency expense cap of 0.15% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Municipal Opportunities Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5- year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.
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Hartford Municipal Short Duration Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Short Duration Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual transfer agency expense cap of 0.12% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Strategic Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.
Hartford Sustainable Municipal Bond Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Total Return Bond Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.
The Hartford World Bond Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1- and 5-year periods and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. In considering the Fund’s expenses, the Board noted an investment management fee reduction at certain breakpoints would be implemented in November 2021.
* * * *
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Based upon its review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
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c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
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When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
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For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
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Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
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Transaction means your business dealings with us, such as:
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You means an individual who has given us Personal Information in conjunction with:
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If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.
MFAR-FI21    12/21     225985    Printed in the U.S.A.

Hartford Multi-Strategy Funds
Annual Report
October 31, 2021

■ The Hartford Balanced Income Fund
■ Hartford AARP Balanced Retirement Fund
■ The Hartford Checks and Balances Fund
■ The Hartford Conservative Allocation Fund
■ The Hartford Global Real Asset Fund
■ The Hartford Growth Allocation Fund
■ Hartford Moderate Allocation Fund
■ Hartford Multi-Asset Income Fund[1]

[1]	Formerly, Hartford Multi-Asset Income and Growth Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2020 through October 31, 2021.
Market Review
During the 12 months ended October 31, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 42.9%, a number that reflects one of the most remarkable market rebounds in recent memory, particularly when measured against the March 2020 sell-off at the start of the coronavirus (COVID-19) pandemic.
That said, the market’s extraordinary performance occurred against a backdrop of uncertain and sometimes contradictory economic signals: inflation fears; global supply-chain bottlenecks; tightened labor markets; political gridlock; a stubbornly persistent pandemic and a U.S. Federal Reserve (Fed) methodically signaling its intention to cut back on the monetary stimulus that helped fuel the recovery.
A year ago, markets had already bounced back from their March 2020 lows, yet the economy still faced considerable turbulence from a fiercely divisive U.S. presidential election and a resurgence of COVID-19 infections. Once the election was settled in November 2020, the emergence of safe and effective vaccines provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by the U.S. Congress in late December 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. In August 2021, a $1.2 trillion proposal for an infrastructure spending package received U.S. Senate approval. However, by the period’s end, the outcome for the administration’s $1.75 trillion “Build Back Better” proposal, focused on social-safety-net improvements and climate-change mitigation, remained uncertain.
Inflation headlines dominated the spring and summer of 2021. In July 2021, the Fed’s preferred measure of inflation had risen to levels not seen since 1991.2 The supply-chain disruptions spawned in part by the economic recovery helped drive up prices for gasoline, used cars, airfare tickets, durable goods, and a host of other items toward the end of the period. The Fed's previous assurances that inflation would be mostly transitory were being sorely tested.
Throughout the period, the Fed continued to maintain its ongoing policy of near-zero interest rates in support of the recovery. However, in September 2021, Fed Chairman Jerome Powell rattled markets when he announced preparations for having the Fed gradually cut back the $120 billion in bonds it had been purchasing each month since the start of the pandemic. By period’s end, markets had recovered.
As of the end of the period, the economic recovery appears durable. Yet, inflation remains a wildcard and market volatility may persist. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Personal Consumption Expenditures Price Index, which excludes food and energy prices, rose 3.6% in July 2021. Source: U.S. Bureau of Economic Analysis and the St. Louis Fed, as of September 2021.

Hartford Multi-Strategy Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Balanced Income Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/31/2006 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	17.97%	8.48%	8.49%
Class A2	11.48%	7.26%	7.88%
Class C1	17.16%	7.68%	7.68%
Class C3	16.16%	7.68%	7.68%
Class I1	18.26%	8.74%	8.76%
Class R3[1]	17.51%	8.10%	8.15%
Class R4[1]	17.93%	8.42%	8.47%
Class R5[1]	18.25%	8.73%	8.75%
Class R6[1]	18.33%	8.83%	8.89%
Class Y1	18.21%	8.76%	8.86%
Class F1	18.33%	8.84%	8.80%
45% Russell 1000 Value Index/44% Bloomberg Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg U.S. Corporate High Yield Bond 2% Issuer Cap Index[4]	20.02%	8.44%	8.62%
Russell 1000 Value Index	43.76%	12.39%	12.85%
Bloomberg Corporate Index	2.18%	4.83%	4.71%
JP Morgan Emerging Markets Bond Index Plus	1.59%	2.70%	4.33%
Bloomberg U.S. Corporate High Yield Bond 2% Issuer Cap Index	10.53%	6.38%	6.78%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

2

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.89%	0.89%
Class C	1.64%	1.64%
Class I	0.63%	0.63%
Class R3	1.24%	1.24%
Class R4	0.95%	0.95%
Class R5	0.66%	0.66%
Class R6	0.56%	0.56%
Class Y	0.67%	0.67%
Class F	0.56%	0.56%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Scott I. St. John, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
W. Michael Reckmeyer, III, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Matthew Hand, CFA
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
*W. Michael Reckmeyer, III, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Reckmeyer’s portfolio management responsibilities will transition to Matthew Hand, CFA in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Balanced Income Fund returned 17.97%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s custom benchmark (45% Russell 1000 Value Index/ 44% Bloomberg Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg U.S. Corporate High Yield Bond 2% Issuer Cap Index) which returned 20.02% for the same period. For the period, the Russell 1000 Value Index returned 43.76%, the Bloomberg Corporate Index returned 2.18%, the JP Morgan Emerging Markets Bond Index Plus returned 1.59%, and the Bloomberg U.S. Corporate High Yield Bond 2% Issuer Cap Index returned 10.53%. For the same period, the Class A shares of the Fund, before sales charges, underperformed the 21.91% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted positive results over the trailing twelve-month period ending October 31, 2021. In the first half of 2021, U.S. equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the

3

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
U.S. fixed income markets generated mixed total returns during the trailing twelve months ended October 31, 2021, with lower-quality sectors in the lead. The Bloomberg U.S. Aggregate Bond Index generated a return of -0.48% during the period, driven by rising Treasury yields. Sovereign bond yields drifted higher across several developed markets as major central banks laid the groundwork for policy normalization and started to reduce monetary stimulus at varying speeds.
Spread sectors generally outperformed duration-equivalent government bonds. Early in the period, spread tightening was driven by encouraging vaccine trials and easing of coronavirus pandemic restrictions leading to improved economic data. Spreads continued to become narrower over most of the period as central banks aimed to mitigate risks, vaccine distribution picked up pace, and credit fundamentals generally improved. By the end of the period, credit spreads had widened slightly.
Global central banks maintained highly accommodative policy stances, although by the end of the period central banks took further steps toward policy normalization in response to mounting inflation pressures. At the start of the period, the Fed extended its emergency liquidity provisions but took steps toward removing policy accommodation by the end of the period. The European Central Bank (ECB) reduced the pace of quantitative easing purchases by the end of the period after having expanded the program at the end of 2020 and the first quarter of 2021.
Global economic activity dropped off sharply in the aftermath of COVID-19 economic shutdowns but started to rebound as economies reopened. Global gross domestic product (GDP) growth continued to recover during the latter part of the twelve-month period. However, ongoing supply chain disruptions and labor shortages later in the period indicated inflation pressures may prove less “transitory” than previously suspected. The U.S. labor market continued to heal while house prices rose sharply, supported by low mortgage rates and record low supply. During the latter part of the period, Chinese manufacturing Purchasing Managers Index (PMI) contracted to the lowest level since the onset of the pandemic, weighed down by rising costs, while services PMI expanded. Eurozone manufacturing PMI remained elevated during the period but then fell to a six-month low due to lack of shipping capacity and constrained supply to meet demand.
The U.S. dollar weakened early in the period on the Fed’s pledge to maintain its accommodative monetary policies, but later it rallied versus most currencies, supported by rising U.S. Treasury yields, expectations that the Fed would taper its quantitative easing, and a flight to quality driven by concerns about a potential default by
Chinese real estate company Evergrande and the U.S. debt ceiling deadlock. The British pound ended the period lower as supply-chain disruptions created broad challenges for the United Kingdom (U.K.), with spiking gas prices and fuel shortages engulfing the country, as well as record-high job vacancies stemming from staff shortages related to the coronavirus pandemic as well as the U.K.’s withdrawal from the European Union (EU), also known as Brexit. The euro also ended the period lower. Most emerging markets (EM) currencies ended the period lower, driven by China’s economic slowdown, Fed tapering concerns, and political uncertainty.
At the overall Fund level, performance within the equity portion of the Fund was the primary detractor from performance relative to the custom benchmark, while the Fund’s underweight to fixed-income securities contributed positively to performance relative to the custom benchmark.
Within the equity portion of the Fund, sector allocation, a result of our bottom-up stock selection process, was the primary driver of relative underperformance versus the Russell 1000 Value Index, due primarily to overweights to the Consumer Staples and Utilities sectors given their defensiveness, as well as an underweight to the Energy sector (which was by far the best-performing sector during the period due to strength in oil prices). This was partially offset by positive contributions from underweights to the Communication Services and Information Technology sectors, along with an overweight to the Financials sector. Security selection also detracted from relative results. Weak selection in the Communication Services, Real Estate, and Energy sectors was partially offset by selection in the Healthcare, Industrials, and Information Technology sectors.
Among the top detractors from relative performance in the equity portion of the Fund were Lockheed Martin (Industrials), Dominion Energy (Utilities), and not holding Exxon Mobil (Energy). Shares of Lockheed Martin, a U.S.-based aerospace and defense company, declined after third quarter 2021 sales missed estimates and management released 2022 guidance that was below expectations due to the withdrawal of the U.S. military presence in Afghanistan, re-basing of F-35 aircraft related revenue, and accelerated payments to suppliers to ensure supply-chain health. Dominion Energy, an electricity and natural gas provider, faced challenges at the start of the period from a lawsuit brought by the U.S. Securities and Exchange Commission (SEC) charging subsidiaries SCANA and SCE&G with defrauding investors with misleading statements about a nuclear power plant expansion.
Among the top contributors to relative returns in the equity portion of the Fund were ConocoPhillips (Energy), Morgan Stanley (Financials), and Bank of America (Financials). Shares of oil and gas conglomerate ConocoPhillips rose strongly on news that the company had purchased the entirety of Royal Dutch Shell’s Permian Basin assets. The all-cash purchase makes ConocoPhillips the second-largest producer in the world’s top shale basin. Morgan Stanley, a diversified financial services company, reported third quarter earnings ahead of consensus estimates, benefiting from strong core performance as well as contributions from subsidiaries E*TRADE and Eaton Vance. Finally,
4

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

financial services provider Bank of America reported third quarter 2021 results that beat consensus estimates on strong fees and rising net interest income.
The fixed-income portion of the Fund outperformed the fixed-income portion of the Fund’s custom benchmark for the period due primarily to strong security selection within emerging-markets debt. An underweight to high-yield credit and the Fund’s duration and yield curve positioning also contributed positively to relative results. Security selection within investment-grade credit detracted from relative performance over the period.
Equity derivatives were not used in the Fund during the period. Credit default swaps were used in the Fund during the period to manage credit exposure both for individual issuers as well as for the overall credit markets, via credit default swap indices. Collectively, these positions had a positive impact on Fund performance during the period. Currency forwards were also used in the Fund during the period to seek to manage currency risk and had a slightly positive impact on Fund performance during the period. Finally, bond futures were used in the Fund for duration and yield curve management during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, the market’s concern continues to shift among inflation, stagnating growth, supply chain disruptions, the coronavirus Delta variant, and labor market tightness—to name several. Meanwhile, we have continued to focus on what we believe are high-quality businesses with strong balance sheets and sustainable dividends. While these issues are topical and worth monitoring, they have not been the driver of decision making. We stress test the Fund across a number of scenarios and feel comfortable with the equity portion’s posturing relative to the Russell 1000 Value Index.
On the equity side, the Consumer Staples and Utilities sectors represented the Fund’s largest sector overweights relative to the equity portion of the Fund’s benchmark at the end of the period, while the Communication Services and Information Technology sectors were the Fund’s largest underweight allocations.
On the fixed income side, the Fund maintained a duration posture similar to the fixed-income portion of the Fund’s benchmark as of the end of the period. We maintained an underweight to investment-grade credit throughout the period in the Fund, from a contribution to spread duration perspective, and we favor maintaining a defensive credit risk posture in the Fund while preserving a liquidity buffer to seek to take advantage of any dislocations.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund was positioned in line with its custom benchmark from an equity/fixed income weighting perspective.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Different investment styles may go in and out favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	46.9%
Escrows	0.0 *
Preferred Stocks	0.3
Total	47.2%
Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	42.1
Foreign Government Obligations	4.1
Municipal Bonds	0.2
Senior Floating Rate Interests	0.1
U.S. Government Securities	1.4
Total	48.0%
Short-Term Investments	3.9
Other Assets & Liabilities	0.9
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
5

Hartford AARP Balanced Retirement Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 04/30/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return while seeking to mitigate downside risk.
Comparison of Change in Value of $10,000 Investment (04/30/2014 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	Since Inception[1]
Class A2	13.60%	6.24%	4.31%
Class A3	8.49%	5.27%	3.68%
Class C2	12.74%	5.49%	3.56%
Class C4	11.74%	5.49%	3.56%
Class I2	14.08%	6.47%	4.55%
Class R3[2]	13.46%	6.14%	4.13%
Class R4[2]	13.75%	6.33%	4.37%
Class R5[2]	14.13%	6.46%	4.52%
Class R6[2]	14.21%	6.56%	4.62%
Class Y2	14.16%	6.51%	4.59%
Class F2	14.31%	6.58%	4.62%
70% Bloomberg U.S. Aggregate Bond Index/ 30% MSCI ACWI Index (Net)[5]	9.86%	6.71%	5.49%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.22%
MSCI ACWI Index (Net)	37.28%	14.72%	10.22%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
[5]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares. Class R6 shares commenced operations on 02/28/2019. Performance prior to that date is that of the Fund’s Class Y shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information prior to 07/10/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.12%	1.00%
Class C	1.87%	1.75%
Class I	0.81%	0.70%
Class R3	1.44%	1.22%
Class R4	1.14%	0.92%
Class R5	0.84%	0.59%
Class R6	0.73%	0.49%
Class Y	0.83%	0.59%
Class F	0.73%	0.49%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Christopher J. Goolgasian, CFA, CPA, CAIA
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP
Lutz-Peter Wilke, CFA
Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford AARP Balanced Retirement Fund returned 13.60%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s custom benchmark (70% Bloomberg U.S. Aggregate Bond Index, 30% MSCI ACWI Index (Net)), which returned 9.86% for the same period. Individually, the Bloomberg U.S. Aggregate Bond Index and the MSCI ACWI Index (Net) returned -0.48% and 37.28%, respectively, for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 12.22% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds peer group, a group of funds that allocate investments across various asset classes, including domestic common equities, bonds, and money market instruments with a focus on total return.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, global equities rose 37.28% as measured by the MSCI ACWI Index (Net). In the first half of 2021, United States (U.S.) equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.
The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
Over the period, the Fed acknowledged that it had discussed the appropriate timing to begin tapering its large-scale asset purchases. Global GDP growth continued to recover during the first quarter, although GDP contracted further in Europe and Japan. In the U.S., the labor market strengthened, while the housing market remained

7

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

supported by low mortgage rates and scarce supply. Global sovereign debt yields generally moved higher as major central banks reined in policy support, while intensifying supply constraints added to inflationary pressures. Major central banks’ rhetoric remained tilted to a bias that the recent inflationary shock will be transitory, while also acknowledging that upward price pressures have persisted longer than initially anticipated. United Kingdom (U.K.) sovereign bond yields increased the most during the period among developed markets after the Bank of England (BOE) signaled that interest-rate increases could occur sooner than markets expected. Canadian bond yields increased during the period, as the Bank of Canada suggested its initial move to withdraw emergency stimulus would be to raise the policy rate instead of winding down bond holdings.
We believe it is important to note that the Fund is designed for investors at or near retirement with total return and risk reduction goals and may behave differently from its peer group and benchmark.
At the overall Fund level, outperformance relative to the custom benchmark was driven by both the equity and fixed income allocations. Specifically, the Fund’s overweight to equities and underweight to fixed income were the primary drivers of relative performance. Allocation decisions in fixed income and security selection in equities also contributed positively to overall performance.
Within the equity and fixed income portions of the Fund, we allocated a portion of the Fund’s assets to various specialized investment teams at Wellington Management Company LLP (“Wellington Management”) that invested the allocated assets in accordance with the Fund’s investment strategy.
Within the fixed income portion of the Fund, the Fund’s underweight to the asset class and allocation decisions and security selection within the asset class all contributed positively to relative performance. Notably, the allocation to the custom core bond plus strategy drove outperformance, largely due to the allocation impact, while security selection within the strategy was also additive to performance. The allocation to The Hartford World Bond Fund had a slightly negative impact in aggregate, as positive security selection was more than offset by the negative allocation impact. Duration management detracted over the period.
Within the equity portion of the Fund, the Fund’s overweight to and security selection within the asset class were positive for the period, while allocation decisions within equities detracted from performance. In aggregate, the Fund’s purchase of equity put options and allocations to precious metals equities and global dividend growth equities were the biggest detractors from relative performance, while developed market equities, emerging market equities, and industrial metals equities also detracted from performance. A put option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to sell an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Allocation decisions had a negative impact primarily due to allocating away from the MSCI ACWI Index (Net) and allocating to global dividend growth equities and equity put protection. Underperformance from global dividend growth equities and emerging-markets equities was partially alleviated by strong security selection within both allocations. Energy and agriculture equities contributed positively over the period, primarily due to the allocation impact. Currency hedging was also additive.
During the period, the Fund used derivatives for risk management, duration management, and currency hedging. Over the period, the Fund’s use of derivatives detracted from performance overall, primarily stemming from the Fund’s structural allocation to equity put protection. Duration management also detracted over the period, while currency hedging was positive.
What is the outlook as of the end of the period?
As of the end of the period, we favor equities over bonds based on our belief that the economic growth momentum may strengthen again in the fourth quarter of 2021 after recent growth downgrades in both the U.S. and China at the end of the period. In our view, the combination of lower growth and higher inflation forecasts that have weighed on risk assets are most likely transitory in nature. Although a more difficult situation unfolds in the Chinese economy, we believe Asian equities are attractive as we expect growth concerns to dissipate later this year and into 2022. We maintain a positive view on Europe as the structural outlook for renewables remains strong. In the U.S., we continue to have a bias towards value within our equity allocation, which we have expressed through our exposure to U.S. homebuilders. Within fixed income, we expect markets to remain under pressure in the current environment, given higher inflation expectations. We believe credit markets should remain well-supported by the strength in corporate balance sheets; however, there may be limited potential for upside as this is likely reflected in tight spreads.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Investments in securities of other investment companies includes the risks that apply to such other investment companies’ strategies and holdings. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the
8

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Affiliated Investment Companies	23.0%
Common Stocks	36.4
Preferred Stocks	0.0 *
Warrants	0.0 *
Total	59.4%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	12.2%
Corporate Bonds	18.8
Municipal Bonds	0.6
U.S. Government Agencies(2)	4.4
U.S. Government Securities	3.0
Total	39.0%
Short-Term Investments	1.6
Purchased Options	0.6
Other Assets & Liabilities	(0.6)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
9

The Hartford Checks and Balances Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/31/2007 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	25.55%	12.08%	10.68%
Class A2	18.64%	10.82%	10.06%
Class C1	24.52%	11.24%	9.85%
Class C3	23.52%	11.24%	9.85%
Class I1	25.80%	12.37%	10.95%
Class R3[1]	24.94%	11.67%	10.28%
Class R4[1]	25.32%	12.01%	10.60%
Class R5[1]	25.69%	12.27%	10.91%
Class F1	25.93%	12.45%	10.99%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg U.S. Aggregate Bond Index[4]	27.34%	13.74%	11.84%
Russell 3000 Index	43.90%	18.91%	16.10%
S&P 500 Index	42.91%	18.93%	16.21%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.93%	0.93%
Class C	1.71%	1.71%
Class I	0.67%	0.67%
Class R3	1.29%	1.29%
Class R4	0.97%	0.97%
Class R5	0.70%	0.70%
Class F	0.59%	0.59%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

10

The Hartford Checks and Balances Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)
Allison Z. Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Checks and Balances Fund returned 25.55%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s custom benchmark (which is comprised of 33.4% Russell 3000 Index, 33.3% S&P 500 Index, 33.3% Bloomberg U.S. Aggregate Bond Index), which returned 27.34% for the same period. Individually, the Russell 3000 Index, the S&P 500 Index, and the Bloomberg U.S. Aggregate Bond Index returned 43.90%, 42.91%, and -0.48% respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the 28.65% average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds that hold between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) markets rebounded substantially following the first emergency approval of the Pfizer-BioNTech coronavirus vaccine in December 2020 by the U.S. Food and Drug Administration (FDA). The rally was led by a sharp recovery for companies most affected by the business and travel restrictions during the coronavirus pandemic; these same companies saw their share prices decline significantly earlier in 2020.
Globally, markets continued to advance early in 2021 amid the accelerating global rollout of vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. The combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth drove inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in coronavirus cases came to a halt during the second quarter of 2021, as the rapid spread of the highly infectious coronavirus Delta variant disrupted plans to lift lockdowns in many countries and reopen economies.
Toward the end of the period, global markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. Although global equity markets generally experienced positive results for the period, domestic equity markets had the strongest gains overall, outpacing international developed and emerging markets.
During the period, the return of The Hartford Capital Appreciation Fund detracted most from performance relative to the custom benchmark. The Fund’s performance relative to the custom benchmark benefited most from the performance of The Hartford Dividend and Growth Fund.
The Hartford Capital Appreciation Fund underperformed the Russell 3000 Index during the period, primarily due to weak stock selection within the Consumer Discretionary, Information Technology, and Healthcare sectors. Conversely, stronger selection within the Energy, Consumer Staples, and Financials sectors contributed positively to the fund’s relative returns during the period. Sector allocation, a result of bottom-up stock selection, detracted during the period primarily due to the fund’s underweight exposure to the Energy sector and overweight exposure to the Consumer Staples sector. An underweight to the Utilities sector relative to the Russell 3000 Index contributed positively to performance.
The Hartford Dividend and Growth Fund outperformed the S&P 500 Index over the period with strong security selection serving as the main driver of outperformance. Stock selection was strongest within the Financials, Industrials, and Healthcare sectors. This was partially offset by weaker selection within the Materials and Communication Services sectors, which detracted from relative performance over the same period. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to the fund’s performance relative to the S&P 500 Index over the period. An overweight to the Financials and Energy sectors added the most to returns relative to the S&P 500 Index during the period. This was partially offset by an underweight allocation to the Information Technology sector over the same period.
The Hartford Total Return Bond ETF outperformed the Bloomberg U.S. Aggregate Bond Index during the period. The ETF’s out-of-benchmark allocations to high yield bonds and bank loans, particularly within the Industrials sectors, were the primary drivers of relative outperformance as spreads continued to narrow across credit sectors for most of the period. The ETF’s allocation to securitized sectors including non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), asset-backed securities (ABS), and agency mortgage-backed securities (MBS) all contributed favorably to relative performance as spreads narrowed over most of the period in sync with other corporate credit markets, benefitting from the continued economic recovery during the period. The ETF’s positioning within investment-grade credit contributed favorably to relative performance. Additionally, the ETF’s modest allocation to

11

The Hartford Checks and Balances Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

emerging-markets sovereign and corporate debt had a positive impact on relative performance, as a recovering global economy supported emerging markets given increased activity through the commodity and global trade channels. Finally, an allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to the ETF’s relative results as inflation expectations increased during the period.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, markets have been volatile, driven by inflation and interest rate concerns, slower growth, and an uneven global economic recovery as different regions experience resurgences in coronavirus cases. As of October 2021, the U.S. unemployment rate fell to 4.6%, but companies and industries are still grappling with prolonged labor shortages. We expect continued volatility in the coming months driven by the uneven global recovery, inflation expectations, and the pace and magnitude of changes in interest rates.
The 10-year Treasury yield rose from 0.79% at the beginning of the twelve-month period to 1.55% at the end of the twelve-month period. At its September 2021 meeting, the U.S. Federal Reserve (Fed) left interest rates unchanged and continued its current pace of bond-buying. However, the Fed stated that it may begin to reduce its bond purchases if economic data such as employment and inflation continue to normalize. At the end of the period, through its investment in The Hartford Capital Appreciation Fund and The Hartford Dividend and Growth Fund, the Fund’s largest equity overweights were to the Financials, Industrials, and Consumer Staples sectors, while the Fund’s largest underweights were to the Technology, Communication Services, and Consumer Discretionary sectors, relative to the S&P 500 Index and the Russell 3000 Index. At the end of the period, through its investment in the Hartford Total Return Bond ETF, the Fund’s largest fixed income overweights relative to the Bloomberg U.S. Aggregate Bond Index were to Mortgage-Backed Securities, as well as to High-Yield Credit and Bank Loans, both of which are outside of the Bloomberg U.S. Aggregate Bond Index. In addition, as of the end of the period, through its investment in the Hartford Total Return Bond ETF, the Fund’s largest underweight was to U.S. government bonds and investment-grade credit, relative to the Bloomberg U.S. Aggregate Bond Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Since the Fund is not actively managed, it may underperform actively managed funds during certain markets. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage-related and asset-backed securities, and derivatives.
Asset Allocation(1)
as of 10/31/2021
Fund Type	Percentage of Net Assets
Domestic Equity Funds	66.5%
Taxable Fixed Income Funds	33.3
Short-Term Investments	0.2
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
12

The Hartford Conservative Allocation Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks current income and long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	12.13%	6.78%	4.29%
Class A2	5.96%	5.57%	3.70%
Class C1	11.29%	5.99%	3.50%
Class C3	10.29%	5.99%	3.50%
Class I1	12.48%	7.06%	4.57%
Class R3[1]	11.84%	6.45%	3.97%
Class R4[1]	12.17%	6.78%	4.29%
Class R5[1]	12.47%	7.09%	4.59%
Class F1	12.48%	7.15%	4.61%
65% Bloomberg U.S. Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)[4]	12.38%	7.84%	6.75%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%
Russell 3000 Index	43.90%	18.91%	16.10%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 06/04/2012 through 11/30/2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 06/04/2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

13

The Hartford Conservative Allocation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.09%	1.09%
Class C	1.88%	1.88%
Class I	0.86%	0.86%
Class R3	1.45%	1.44%
Class R4	1.15%	1.14%
Class R5	0.85%	0.84%
Class F	0.73%	0.73%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)
Allison Z. Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Conservative Allocation Fund returned 12.13%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s custom benchmark, which is comprised of 65% Bloomberg U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI ACWI ex USA Index (Net), which returned 12.38% for the same period. Individually, the Bloomberg U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned -0.48%, 43.90%, and 29.66%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned 12.22%.
Why did the Fund perform this way?
United States (U.S.) markets rebounded substantially following the first emergency approval of the Pfizer-BioNTech coronavirus vaccine in December 2020 by the U.S. Food and Drug Administration (FDA). The rally was led by a sharp recovery for companies most affected by the business and travel restrictions during the coronavirus pandemic; these same companies saw their share prices decline significantly earlier in 2020.
Globally, markets continued to advance early in 2021 amid the accelerating global rollout of vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. The combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth drove inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in coronavirus cases came to a halt during the second quarter of 2021, as the rapid spread of the highly infectious coronavirus Delta variant disrupted plans to lift lockdowns in many countries and reopen economies.
Toward the end of the period, global markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. Although global equity markets generally experienced positive results for the period, domestic equity markets had the strongest gains overall, outpacing international developed and emerging markets.
The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds ("ETFs") advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the "Underlying Funds"). The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2021 was the performance of certain Underlying Funds relative to their individual benchmarks. In particular, the Hartford Core Equity Fund, The Hartford Growth Opportunities Fund, and the Hartford Multifactor Developed Markets (ex-US) ETF underperformed their respective benchmarks. Partially offsetting this effect was the outperformance of The Hartford World Bond Fund and The Hartford Strategic Income Fund relative to their respective benchmarks.

14

The Hartford Conservative Allocation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Asset allocation effects were positive over the twelve-month period ended October 31, 2021. In particular, the Fund’s underweight position to fixed income contributed positively to relative performance.
The Fund’s exposure to US small-cap value equities through its investment in the Hartford Small Cap Value Fund, as well as its exposure to U.S. Treasury Inflation-Protected Securities (TIPS) through its investment in The Hartford Inflation Plus Fund was positive over the twelve-month period ended October 31, 2021.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, markets have been volatile, driven by inflation and interest rate concerns, slower growth, and an uneven global economic recovery as different regions experience resurgences in coronavirus cases. As of October 2021, the U.S. unemployment rate fell to 4.6%, but companies and industries are still grappling with prolonged labor shortages. We expect continued volatility in the coming months driven by the uneven global recovery, inflation expectations, and the pace and magnitude of changes in interest rates.
The 10-year Treasury yield rose from 0.79% at the beginning of the twelve-month period to 1.55% at the end of the twelve-month period. At its September 2021 meeting, the U.S. Federal Reserve (Fed) left interest rates unchanged and continued its current pace of bond-buying. However, the Fed stated that it may begin to reduce its bond purchases if economic data such as employment and inflation continue to normalize. As of the end of the period, we have maintained the Fund’s modest overweight to equities relative to the custom benchmark, with a focus on quality within the asset class. Within the fixed-income portion of the Fund, we maintained a shorter duration posture, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe the fixed-income portion of the Fund is diversified in terms of geographic and credit exposures.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage-related and asset-backed securities, and derivatives.
Asset Allocation(1)
as of 10/31/2021
Fund Type	Percentage of Net Assets
Domestic Equity Funds	26.4%
International/Global Equity Funds	11.0
Taxable Fixed Income Funds	62.3
Short-Term Investments	0.3
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
15

The Hartford Global Real Asset Fund (consolidated)
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	37.82%	6.04%	0.78%
Class A2	30.24%	4.84%	0.21%
Class C1	36.89%	5.26%	0.03%
Class C3	35.89%	5.26%	0.03%
Class I1	38.30%	6.35%	1.05%
Class R3[1]	37.54%	5.79%	0.54%
Class R4[1]	38.00%	6.11%	0.83%
Class R5[1]	38.36%	6.37%	1.08%
Class Y1	38.31%	6.42%	1.14%
Class F1	38.45%	6.42%	1.08%
40% Bloomberg U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)[4]	30.74%	5.81%	2.66%
Bloomberg U.S. TIPS 1-10 Year Index	7.05%	4.03%	2.52%
MSCI ACWI Commodity Producers Index (Net)	65.36%	6.35%	0.63%
Bloomberg Commodity Index Total Return	43.94%	5.17%	-3.04%
MSCI World IMI Core Real Estate Index (Net)	41.33%	7.43%	8.27%
MSCI ACWI Infrastructure Index (Net)	13.57%	4.90%	5.15%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses.If the performance were adjusted, it may have been higher or lower.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

16

The Hartford Global Real Asset Fund (consolidated)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.55%	1.27%
Class C	2.34%	2.02%
Class I	1.16%	1.02%
Class R3	1.81%	1.52%
Class R4	1.50%	1.22%
Class R5	1.21%	0.97%
Class Y	1.16%	0.92%
Class F	1.09%	0.92%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement or fee waiver arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. The expense reimbursement arrangement remains in effect until 02/28/2022 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary, The Hartford Cayman Global Real Asset Fund, Ltd. (“Cayman Subsidiary”). Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Scott M. Elliott*
Senior Managing Director and Multi-Asset Portfolio Manager
Wellington Management Company LLP
Brian M. Garvey
Senior Managing Director and Multi-Asset Portfolio Manager
Wellington Management Company LLP
Nicholas J. Petrucelli
Managing Director and Portfolio Manager
Wellington Management Company LLP
*Scott M. Elliott announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2022, he will no longer serve as a portfolio manager for the Fund. Mr. Elliott’s portfolio management responsibilities will transition to Nicholas J. Petrucelli in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Global Real Asset Fund returned 37.82%, before sales charges, for the twelve-month period ended October 31, 2021, outperforming the Fund’s custom benchmark (40% Bloomberg U.S. TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)), which returned 30.74%, for the same period. Individually, the Bloomberg U.S. TIPS 1–10 Year Index, MSCI ACWI Commodity Producers Index (Net), Bloomberg Commodity Index Total Return, MSCI World IMI Core Real Estate Index (Net), and MSCI ACWI Infrastructure Index (Net) returned 7.05%, 65.36%, 43.94%, 41.33%, and 13.57%, respectively, for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the 32.23% average return of the Lipper Real Return Funds peer group, a group of funds that seek to maximize real return through investing primarily in domestic and foreign inflation-protected securities across asset classes.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, global equities rose 37.28%, as measured by the MSCI ACWI Index (Net). Towards the end of 2020, global equities rose, ending the year with a gain of 14.80% for the fourth quarter of 2020. Markets rebounded sharply after two COVID-19 vaccines demonstrated high efficacy rates in Phase 3 trials, fueling optimism that the pandemic could be alleviated in the near term. In the first quarter of 2021, markets continued to advance amid the accelerating global rollout of vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. Massive stimulus measures combined with pent-up savings and significant supply-chain disruptions throughout the global economy fueled expectations for higher inflation. Despite a broadening rollout of vaccines, global coronavirus trends remained volatile.
In the second quarter of 2021, markets were bolstered by improving global economic data, fiscal and monetary stimulus, strong corporate earnings, and higher vaccination rates. Surging commodity prices, pent-up demand, and stimulus-powered economic growth continued to

17

The Hartford Global Real Asset Fund (consolidated)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

drive inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in COVID-19 cases since mid-April 2021 came to a halt, with the rapid spread of the highly infectious coronavirus Delta variant disrupting plans to lift lockdowns and reopen economies in many countries.
In the third quarter of 2021, global equities fell for the first time in six quarters. Markets contended with pandemic uncertainty, moderating economic growth, and the imminent prospect of reduced quantitative easing and monetary policy tightening. In Asia, the spread of the coronavirus Delta variant shuttered factories and snarled traffic at several major ports, exacerbating supply chain disruptions and driving shipping costs and goods prices even higher. Mounting inflation forced many emerging markets countries to raise interest rates, while other central banks assessed plans for curbing their asset purchases. An energy supply crunch emerged in Europe and Asia, as soaring prices for natural gas and coal drove inflation higher and posed risks to the global economic recovery. In the final month of the period, global equities rebounded. Risk sentiment was bolstered by strong corporate earnings, robust global equity inflows, and improving coronavirus pandemic trends and vaccine coverage. However, inflation swelled across most developed markets, ratcheting up pressure on central banks to start scaling back some of their extraordinary monetary support and prompting markets to expect near-term interest-rate increases by the U.S. Federal Reserve (Fed) and the European Central Bank (ECB). A combination of strong demand and depleted supplies drove oil, gas, and coal prices sharply higher, sending shock waves through economies across the globe.
The Fund has four primary levers to seek to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among equities, bonds, commodities, and cash. During the twelve-month period, we allocated a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management Company LLP that invest the Fund’s assets in accordance with the Fund’s investment strategy. Strong asset allocation and security selection decisions contributed positively to the Fund’s outperformance relative to the custom benchmark during the period. The positive security selection effects were driven by selection within commodities, infrastructure equities via the Enduring Assets strategy (this strategy includes investments in companies that own long-lived physical assets that the specialist team believes possess an advantaged competitive position from regulatory, contractual, or physical qualities), and fixed income. These results were partially offset by weaker selection within the Energy and Metals and Mining sectors. Positive asset allocation effects were due to the Fund’s underweight to fixed income and the Metals and Mining sector as well as an out-of-benchmark allocation to the Cyclical Opportunities strategy (this strategy includes investments in industrials, transportation, housing, and building materials companies). An underweight to the Energy sector detracted from relative performance.
During the twelve-month period, the Fund’s commodity exposure was gained through derivatives, primarily total return swaps and futures, which contributed positively to relative performance over the period, driven by tactical decision-making in the Industrial Metals sector and by an overweight to energy commodities.
What is the outlook as of the end of the period?
As of the end of the period, the Fund was positioned with an overweight to inflation-sensitive equities relative to the custom benchmark. As of the end of the period, we also added exposure in the Fund to equities in the Energy sector where we believe valuations are most attractive. We believe that the developing energy crisis could potentially drive high profitability and spur more investor interest as Energy equities, in our view, become a useful portfolio hedge for the first time in years. As of the end of the period, a shortage of materials and labor coupled with lower lumber prices led us to trim the Fund’s exposure to the Cyclical Opportunities strategy and we moved the proceeds into the Inflation Opportunities strategy (this strategy includes exposure to inflation sensitive equity sectors that Wellington Management’s Inflation Opportunities specialist team believes have attractive supply/demand dynamics such as cement, staffing, and chemical companies and specific financials) where we believe a regime shift should lead to companies in the Financials sector (such as banks) benefiting from higher interest rates. We trimmed the Fund’s overweight position in commodities relative to the custom benchmark as of the end of the period.
After a quick run-up in inflation during the first half of 2021, many of those pressures have persisted through the last several months of the period. As we head into the end of 2021, we are optimistic overall about the global economic recovery and about risk assets, especially in the inflation hedging space. We would also expect headline inflation numbers to pull back from recent highs as the worst supply bottlenecks get resolved and year-over-year comparisons normalize. However, we continue to believe that there is a regime shift underway that should lead to more persistent drivers of inflation and higher averages than most market participants are accustomed to, which may increase demand for inflation assets and re-rate a segment of the market that has been highly out of favor for years.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Investments in the commodities market and the natural-resource industry may increase the Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and
18

The Hartford Global Real Asset Fund (consolidated)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The value of the underlying real estate of real estate related securities may go down due to various factors, including but not limited to, strength of the economy, amount of new construction, laws and regulations, costs of real estate, availability of mortgages and changes in interest rates. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Closed End Funds	0.1%
Common Stocks	55.5
Exchange-Traded Funds	1.6
Total	57.2%
Fixed Income Securities
Foreign Government Obligations	4.7%
U.S. Government Securities	17.9
Total	22.6%
Short-Term Investments	17.6
Other Assets & Liabilities	2.6
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
19

The Hartford Growth Allocation Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	28.32%	12.00%	9.14%
Class A2	21.26%	10.74%	8.52%
Class C1	27.24%	11.13%	8.32%
Class C3	26.24%	11.13%	8.32%
Class I1	28.57%	12.31%	9.47%
Class R3[1]	27.85%	11.64%	8.80%
Class R4[1]	28.17%	11.95%	9.12%
Class R5[1]	28.58%	12.30%	9.46%
Class F1	28.74%	12.41%	9.52%
55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg U.S. Aggregate Bond Index[4]	30.54%	13.56%	11.20%
Russell 3000 Index	43.90%	18.91%	16.10%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 06/04/2012 through 05/31/2014, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 06/04/2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

20

The Hartford Growth Allocation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.11%	1.11%
Class C	1.90%	1.90%
Class I	0.80%	0.80%
Class R3	1.42%	1.42%
Class R4	1.11%	1.11%
Class R5	0.82%	0.82%
Class F	0.71%	0.71%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)
Allison Z. Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Allocation Fund returned 28.32%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s custom benchmark, comprised of 55% Russell 3000 Index, 25% MSCI ACWI ex USA Index (Net), 20% Bloomberg U.S. Aggregate Bond Index, which returned 30.54% for the same period. Individually, the Russell 3000 Index, the MSCI ACWI ex USA Index (Net), and the Bloomberg U.S. Aggregate Bond Index, returned 43.90%, 29.66%, and -0.48%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the average return of the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with equity weights of 60%-80%, which returned 28.65%.
Why did the Fund perform this way?
United States (U.S.) markets rebounded substantially following the first emergency approval of the Pfizer-BioNTech coronavirus vaccine in December 2020 by the U.S. Food and Drug Administration (FDA). The rally was led by a sharp recovery for companies most affected by the business and travel restrictions during the coronavirus pandemic; these same companies saw their share prices decline significantly earlier in 2020.
Globally, markets continued to advance early in 2021 amid the accelerating global rollout of vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. The combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth drove inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in coronavirus cases came to a halt during the second quarter of 2021, as the rapid spread of the highly infectious coronavirus Delta variant disrupted plans to lift lockdowns in many countries and reopen economies.
Toward the end of the period, global markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. Although global equity markets generally experienced positive results for the period, domestic equity markets had the strongest gains overall, outpacing international developed and emerging markets.
The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds ("ETFs") advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the "Underlying Funds"). The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2021 was the performance of certain Underlying Funds relative to their individual benchmarks. In particular, the Hartford Core Equity Fund, The Hartford Growth Opportunities Fund, and the Hartford Multifactor Developed Markets (ex-US) ETF underperformed their respective benchmarks. Partially offsetting this effect was the outperformance of The Hartford World Bond Fund and The Hartford Strategic Income Fund relative to their respective benchmarks.
Asset allocation effects were positive over the twelve-month period ended October 31, 2021. In particular, the Fund’s underweight position to fixed income contributed positively to relative performance.

21

The Hartford Growth Allocation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

The Fund’s exposure to US small-cap value equities through its investment in the Hartford Small Cap Value Fund, as well as its exposure to non-U.S. developed markets equities through its investment in Hartford Multifactor Developed Markets (ex-US) ETF was positive over the twelve-month period ended October 31, 2021.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, markets have been volatile, driven by inflation and interest rate concerns, slower growth, and an uneven global economic recovery as different regions experience resurgences in coronavirus cases. As of October 2021, the U.S. unemployment rate fell to 4.6%, but companies and industries are still grappling with prolonged labor shortages. We expect continued volatility in the coming months driven by the uneven global recovery, inflation expectations, and the pace and magnitude of changes in interest rates.
The 10-year Treasury yield rose from 0.79% at the beginning of the twelve-month period to 1.55% at the end of the twelve-month period. At its September 2021 meeting, the U.S. Federal Reserve (Fed) left interest rates unchanged and continued its current pace of bond-buying. However, the Fed stated that it may begin to reduce its bond purchases if economic data such as employment and inflation continue to normalize. As of the end of the period, we have maintained the Fund’s modest overweight to equities relative to the custom benchmark, with a focus on quality within the asset class. Within the fixed-income portion of the Fund, we maintained a shorter-duration posture, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe the fixed-income portion of the Fund is diversified in terms of geographic and credit exposures.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount invested in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage-related and asset-backed securities, and derivatives.
Asset Allocation(1)
as of 10/31/2021
Fund Type	Percentage of Net Assets
Domestic Equity Funds	58.3%
International/Global Equity Funds	26.2
Taxable Fixed Income Funds	15.3
Short-Term Investments	0.2
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
22

Hartford Moderate Allocation Fund
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	20.72%	9.55%	6.72%
Class A2	14.08%	8.32%	6.12%
Class C1	19.70%	8.73%	5.92%
Class C3	18.70%	8.73%	5.92%
Class I1	21.01%	9.85%	7.02%
Class R3[1]	20.27%	9.18%	6.36%
Class R4[1]	20.63%	9.51%	6.67%
Class R5[1]	20.97%	9.84%	7.00%
Class F1	21.09%	9.94%	7.06%
40% Bloomberg U.S. Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net)[4]	21.99%	10.90%	9.10%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%
Russell 3000 Index	43.90%	18.91%	16.10%
MSCI ACWI ex USA Index (Net)	29.66%	9.77%	6.66%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance prior to that date is that of the Fund’s Class I shares.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period 06/04/2012 through 11/30/2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to 06/04/2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

23

Hartford Moderate Allocation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.86%	1.86%
Class I	0.78%	0.78%
Class R3	1.40%	1.40%
Class R4	1.06%	1.06%
Class R5	0.81%	0.81%
Class F	0.70%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of Hartford Funds Management Company, LLC (the “Investment Manager”)
Allison Z. Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Moderate Allocation Fund returned 20.72%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s custom benchmark, comprised of 40% Bloomberg U.S. Aggregate Bond Index, 40% Russell 3000 Index, and 20% MSCI ACWI ex USA Index (Net), which returned 21.99% for the same period. Individually, the Bloomberg U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned -0.48%, 43.90%, and 29.66%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned 21.91%.
Why did the Fund perform this way?
United States (U.S.) markets rebounded substantially following the first emergency approval of the Pfizer-BioNTech coronavirus vaccine in December 2020 by the U.S. Food and Drug Administration (FDA). The rally was led by a sharp recovery for companies most affected by the business and travel restrictions during the coronavirus pandemic; these same companies saw their share prices decline significantly earlier in 2020.
Globally, markets continued to advance early in 2021 amid the accelerating global rollout of vaccines, a favorable outlook for global economic growth, and substantial support from governments and central banks. The combination of surging commodity prices, pent-up demand, global supply-chain disruptions, and stimulus-powered economic growth drove inflation expectations higher, prompting some central banks to raise interest rates or consider tighter monetary policy. The global decline in coronavirus cases came to a halt during the second quarter of 2021, as the rapid spread of the highly infectious coronavirus Delta variant disrupted plans to lift lockdowns in many countries and reopen economies.
Toward the end of the period, global markets contended with pandemic uncertainty, moderating economic growth, the imminent prospect of reduced quantitative easing and policy tightening, and persistent supply-chain dislocations that amplified the risk of more sustained inflation. Although global equity markets generally experienced positive results for the period, domestic equity markets had the strongest gains overall, outpacing international developed and emerging markets.
The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds ("ETFs") advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the "Underlying Funds"). The main driver of the Fund’s underperformance relative to the custom benchmark over the twelve-month period ended October 31, 2021 was the performance of certain Underlying Funds relative to their individual benchmarks. In particular, the Hartford Core Equity Fund, The Hartford Growth Opportunities Fund, and the Hartford Multifactor Developed Markets (ex-US) ETF underperformed their respective benchmarks. Partially offsetting this effect was the outperformance of The Hartford World Bond Fund and The Hartford Strategic Income Fund relative to their respective benchmarks.
Asset allocation effects were positive over the twelve-month period ended October 31, 2021. In particular, the Fund’s underweight position to fixed income contributed positively to relative performance.

24

Hartford Moderate Allocation Fund
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

The Fund’s exposure to U.S. small cap value equities through its investment in the Hartford Small Cap Value Fund, as well as its exposure to non-U.S. developed markets equities through its investment in Hartford Multifactor Developed Markets (ex-US) ETF was positive over the twelve-month period ended October 31, 2021.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, markets have been volatile, driven by inflation and interest rate concerns, slower growth, and an uneven global economic recovery as different regions experience resurgences in coronavirus cases. As of October 2021, the U.S. unemployment rate fell to 4.6%, but companies and industries are still grappling with prolonged labor shortages. We expect continued volatility in the coming months driven by the uneven global recovery, inflation expectations, and the pace and magnitude of changes in interest rates.
The 10-year Treasury yield rose from 0.79% at the beginning of the twelve-month period to 1.55% at the end of the twelve-month period. At its September 2021 meeting, the U.S. Federal Reserve (Fed) left interest rates unchanged and continued its current pace of bond-buying. However, the Fed stated that it may begin to reduce its bond purchases if economic data such as employment and inflation continue to normalize. As of the end of the period, we have maintained the Fund’s modest overweight to equities relative to the custom benchmark, with a focus on quality within the asset class. Within the fixed-income portion of the Fund, we maintained a shorter-duration posture, as we do not believe longer-term interest rates sufficiently compensate for the increased volatility risk. We believe the fixed-income portion of the Fund is diversified in terms of geographic and credit exposures.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount it invests in each underlying fund. The underlying funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage-related and asset-backed securities, and derivatives.
Asset Allocation(1)
as of 10/31/2021
Fund Type	Percentage of Net Assets
Domestic Equity Funds	42.3%
International/Global Equity Funds	21.3
Taxable Fixed Income Funds	36.1
Short-Term Investments	0.3
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
25

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
 Fund Overview
 October 31, 2021 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2011 - 10/31/2021)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ending 10/31/2021
	1 Year	5 Years	10 Years
Class A1	14.01%	7.69%	8.23%
Class A2	7.74%	6.48%	7.62%
Class C1	13.23%	6.92%	7.47%
Class C3	12.23%	6.92%	7.47%
Class I1	14.41%	8.01%	8.45%
Class R3[1]	13.75%	7.39%	7.96%
Class R4[1]	13.99%	7.67%	8.25%
Class R5[1]	14.35%	7.98%	8.57%
Class R6[1]	14.44%	8.09%	8.66%
Class Y1	14.35%	8.04%	8.64%
Class F1	14.47%	8.09%	8.49%
55% Bloomberg U.S. Aggregate Bond Index/ 45% S&P 500 Index[4]	17.48%	10.29%	9.01%
Bloomberg U.S. Aggregate Bond Index	-0.48%	3.10%	3.00%
S&P 500 Index	42.91%	18.93%	16.21%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2021, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015.
To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.
Performance information prior to 05/01/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

26

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.03%	1.03%
Class C	1.74%	1.74%
Class I	0.70%	0.70%
Class R3	1.35%	1.35%
Class R4	1.05%	1.05%
Class R5	0.75%	0.75%
Class R6	0.63%	0.63%
Class Y	0.73%	0.73%
Class F	0.63%	0.63%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2021.

Portfolio Managers
Lutz-Peter Wilke, CFA
Managing Director and Portfolio Manager
Wellington Management Company LLP
Loren Moran, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Multi-Asset Income Fund returned 14.01%, before sales charges, for the twelve-month period ended October 31, 2021, underperforming the Fund’s custom benchmark (55% Bloomberg U.S. Aggregate Bond Index / 45% S&P 500 Index), which returned 17.48% over the same period. Individually, the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index returned -0.48% and 42.91%, respectively, for the period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the 21.91% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds that by portfolio practice maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2021, global equities rose 37.28% as measured by the MSCI ACWI Index (Net). In the first half of 2021, United States (U.S.) equities gained amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The U.S. Federal Reserve (Fed) maintained its view that elevated price pressures may prove transitory, but the Fed rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate increases in 2023. This shift in expectations toward tighter monetary policy triggered a rotation from value and cyclically sensitive equities to growth equities. U.S. equities continued to climb in the third quarter of 2021 against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services, while risk sentiment was pressured by anxiety about rising inflation, imminent monetary tightening by the Fed, moderating economic growth, and uncertainty about fiscal stimulus and the federal debt ceiling. Growth equities outperformed their value counterparts for the quarter; however, surging U.S. Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September 2021, triggering a powerful rotation into value equities. COVID-19 cases fell sharply in September, although the proliferation of the Delta variant in July and August 2021 weighed on consumer confidence and dampened momentum from businesses reopening. The Fed trimmed its 2021 gross domestic product (GDP) growth forecast to 5.9%, from 7%, and delivered a clearer signal that it would begin to taper asset purchases later this year if economic conditions remain stable.
Over the period, the Fed acknowledged that it had discussed the appropriate timing to begin tapering its large-scale asset purchases. Global GDP growth continued to recover during the first quarter, although GDP contracted further in Europe and Japan. In the U.S., the labor market strengthened, while the housing market remained supported by low mortgage rates and scarce supply. Global sovereign debt yields generally moved higher as major central banks reined in policy support, while intensifying supply constraints added to inflationary pressures. Major central banks’ rhetoric remained tilted to a bias that the recent inflationary shock will be transitory, while also acknowledging that upward price pressures have persisted longer than initially anticipated. United Kingdom (U.K.) sovereign bond yields

27

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

increased the most during the period among developed markets after the Bank of England (BOE) signaled that interest-rate increases could occur sooner than markets expected. Canadian bond yields increased during the period as the Bank of Canada suggested its initial move to withdraw emergency stimulus would be to raise the policy rate instead of winding down bond holdings.
Within the equity and fixed income portions of the Fund, we allocated a portion of the Fund’s assets to various specialized investment teams at Wellington Management Company LLP (“Wellington Management”) that invested the allocated assets in accordance with the Fund’s investment strategy.
Over the period, the Fund’s asset allocation within equities relative to the S&P 500 Index, as well as the Fund’s security selection within the equity portion of the Fund, detracted from performance on a relative basis versus the custom benchmark. Within equities, the allocations to volatility management strategy (this strategy uses an overlay of derivatives to seek to hedge equity risk), equity-linked notes, global dividend growth strategy, global low volatility income strategy (this strategy invests in securities that Wellington Management believes exhibit low volatility) and Chinese equities drove underperformance. Investments in real estate investment trusts (REITs) and global cyclicals also detracted from performance. The Fund’s allocation to an upside capture strategy (this strategy adds exposure, typically using index options, during strong market rallies to seek to capture more market upside) and security selection within broad equities and green equities, which are stocks that we believe should benefit from increasing investment and technological progress in decarbonization trends, were additive over the period. The Fund’s overweight to equities relative to the Fund’s custom benchmark made a slightly positive contribution to performance relative to the custom benchmark.
Within the fixed-income portion of the Fund, both allocation decisions and security selection were positive over the period. Allocations to income opportunities strategy, convertible bonds, and core fixed income strategy contributed positively to performance, while our duration management strategy detracted from relative performance. The Fund’s underweight to fixed income relative to the custom benchmark made a slightly positive contribution to relative performance.
During the period, the Fund used derivatives to hedge currency risk, to hedge portfolio volatility, to manage duration, and to tactically gain exposure to fixed income and equity markets. Over the period, the Fund’s use of derivatives for volatility management purposes, which sought to tactically hedge exposures to manage the volatility profile of the Fund, detracted from performance due in particular to short exposure to the U.S. equity market. The allocation of the Fund’s assets to our upside capture strategy, which sought tactical exposures to equity and fixed income markets, was additive over the period primarily due to positions in the U.S. Financials sector. Derivatives used for currency hedging in the Fund contributed positively to performance, while the Fund’s duration management exposure detracted from performance.
What is the outlook as of the end of the period?
As of the end of the period, we favor equities over bonds based on our belief that the economic growth momentum may strengthen again in the fourth quarter of 2021 after recent growth downgrades in both the U.S. and China at the end of the period. In our view, the combination of lower growth and higher inflation forecasts that have weighed on risk assets are most likely transitory in nature. Although a more difficult situation unfolds in the Chinese economy, we believe Asian equities are attractive as we expect growth concerns to dissipate later this year and into 2022. We maintain a positive view on Europe as the structural outlook for renewables remains strong. In the U.S., we continue to have a bias towards value within our equity allocation, which we have expressed through our exposure to U.S. homebuilders. Within fixed income, we expect markets to remain under pressure in the current environment, given higher inflation expectations. We believe credit markets should remain well-supported by the strength in corporate balance sheets; however, there may be limited potential for upside as this is likely reflected in tight spreads. As of the end of the period, we maintained conviction in the income potential of our equity-linked notes strategy; although index volatility has returned to low levels, we believe that single securities offer attractive opportunities.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Investments in ETFs are subject to the risks that apply to the ETF’s strategies and portfolio holdings.
28

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
 Fund Overview – (continued)
 October 31, 2021 (Unaudited)

Composition by Security Type(1)
as of 10/31/2021
Category	Percentage of Net Assets
Equity Securities
Common Stocks	33.6%
Convertible Preferred Stocks	0.5
Equity Linked Securities	11.2
Total	45.3%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	17.1%
Convertible Bonds	0.5
Corporate Bonds	14.1
Foreign Government Obligations	1.0
Municipal Bonds	0.6
Senior Floating Rate Interests	9.0
U.S. Government Agencies(2)	1.2
U.S. Government Securities	7.5
Total	51.0%
Short-Term Investments	3.4
Purchased Options	0.0 *
Other Assets & Liabilities	0.3
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2021.
29

Hartford Multi-Strategy Funds
Benchmark Glossary (Unaudited)

Bloomberg Corporate Index (reflects no deduction for fees, expenses or taxes) is the Corporate component of the U.S. Credit Index within the Bloomberg U.S. Aggregate Bond Index.
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are U.S. Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg U.S. Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg U.S. High Yield Index, which is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and non convertible debt registered with the Securities and Exchange Commission.
Bloomberg U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents U.S. Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index ("BCOM"). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury bills.
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.
MSCI ACWI (All Country World) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets and emerging markets countries.
MSCI ACWI (All Country World) Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
MSCI ACWI (All Country World) Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of companies that are owners or operators of infrastructure assets.
MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large, mid and small cap stocks across developed countries engaged in the ownership, development and management of specific core property type real estate.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

30

Hartford Multi-Strategy Funds
Benchmark Glossary (Unaudited) – (continued)

“Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
31

Hartford Multi-Strategy Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2021 through October 31, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Balanced Income Fund
Class A	$ 1,000.00	$ 1,042.80	$ 4.38	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class C	$ 1,000.00	$ 1,038.80	$ 8.27	$ 1,000.00	$ 1,017.09	$ 8.19	1.61%
Class I	$ 1,000.00	$ 1,043.40	$ 3.14	$ 1,000.00	$ 1,022.13	$ 3.11	0.61%
Class R3	$ 1,000.00	$ 1,040.60	$ 6.33	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%
Class R4	$ 1,000.00	$ 1,042.20	$ 4.79	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R5	$ 1,000.00	$ 1,043.70	$ 3.25	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R6	$ 1,000.00	$ 1,044.60	$ 2.73	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Class Y	$ 1,000.00	$ 1,043.40	$ 3.30	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class F	$ 1,000.00	$ 1,044.50	$ 2.73	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Hartford AARP Balanced Retirement Fund
Class A	$ 1,000.00	$ 1,027.90	$ 4.34	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class C	$ 1,000.00	$ 1,024.00	$ 8.16	$ 1,000.00	$ 1,017.14	$ 8.13	1.60%
Class I	$ 1,000.00	$ 1,029.50	$ 2.81	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class R3	$ 1,000.00	$ 1,026.80	$ 5.47	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class R4	$ 1,000.00	$ 1,028.50	$ 3.94	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class R5	$ 1,000.00	$ 1,030.20	$ 2.25	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class R6	$ 1,000.00	$ 1,030.60	$ 1.74	$ 1,000.00	$ 1,023.49	$ 1.73	0.34%
Class Y	$ 1,000.00	$ 1,030.20	$ 2.25	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class F	$ 1,000.00	$ 1,030.80	$ 1.74	$ 1,000.00	$ 1,023.49	$ 1.73	0.34%
32

Hartford Multi-Strategy Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses paid during the period May 1, 2021 through October 31, 2021	Annualized expense ratio
The Hartford Checks and Balances Fund
Class A	$ 1,000.00	$ 1,045.30	$ 1.91	$ 1,000.00	$ 1,023.34	$ 1.89	0.37%
Class C	$ 1,000.00	$ 1,041.60	$ 5.81	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class I	$ 1,000.00	$ 1,046.50	$ 0.67	$ 1,000.00	$ 1,024.55	$ 0.66	0.13%
Class R3	$ 1,000.00	$ 1,043.20	$ 3.86	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class R4	$ 1,000.00	$ 1,044.20	$ 2.32	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class R5	$ 1,000.00	$ 1,046.40	$ 0.83	$ 1,000.00	$ 1,024.40	$ 0.82	0.16%
Class F	$ 1,000.00	$ 1,047.00	$ 0.21	$ 1,000.00	$ 1,025.00	$ 0.20	0.04%
The Hartford Conservative Allocation Fund
Class A	$ 1,000.00	$ 1,018.50	$ 2.95	$ 1,000.00	$ 1,022.28	$ 2.96	0.58%
Class C	$ 1,000.00	$ 1,015.20	$ 6.91	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class I	$ 1,000.00	$ 1,020.10	$ 1.58	$ 1,000.00	$ 1,023.64	$ 1.58	0.31%
Class R3	$ 1,000.00	$ 1,016.70	$ 4.83	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class R4	$ 1,000.00	$ 1,018.40	$ 3.36	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class R5	$ 1,000.00	$ 1,019.20	$ 1.78	$ 1,000.00	$ 1,023.44	$ 1.79	0.35%
Class F	$ 1,000.00	$ 1,020.10	$ 1.17	$ 1,000.00	$ 1,024.05	$ 1.17	0.23%
The Hartford Global Real Asset Fund (consolidated)
Class A	$ 1,000.00	$ 1,079.90	$ 6.55	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class C	$ 1,000.00	$ 1,077.10	$ 10.42	$ 1,000.00	$ 1,015.17	$ 10.11	1.99%
Class I	$ 1,000.00	$ 1,082.00	$ 5.25	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R3	$ 1,000.00	$ 1,079.40	$ 7.86	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 1,080.60	$ 6.29	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 1,082.60	$ 4.99	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class Y	$ 1,000.00	$ 1,082.10	$ 4.67	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class F	$ 1,000.00	$ 1,084.30	$ 4.68	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
The Hartford Growth Allocation Fund
Class A	$ 1,000.00	$ 1,038.30	$ 2.67	$ 1,000.00	$ 1,022.58	$ 2.65	0.52%
Class C	$ 1,000.00	$ 1,033.80	$ 6.77	$ 1,000.00	$ 1,018.55	$ 6.72	1.32%
Class I	$ 1,000.00	$ 1,039.20	$ 1.44	$ 1,000.00	$ 1,023.79	$ 1.43	0.28%
Class R3	$ 1,000.00	$ 1,036.60	$ 4.47	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class R4	$ 1,000.00	$ 1,037.10	$ 2.98	$ 1,000.00	$ 1,022.28	$ 2.96	0.58%
Class R5	$ 1,000.00	$ 1,038.90	$ 1.34	$ 1,000.00	$ 1,023.89	$ 1.33	0.26%
Class F	$ 1,000.00	$ 1,039.90	$ 0.77	$ 1,000.00	$ 1,024.45	$ 0.77	0.15%
Hartford Moderate Allocation Fund
Class A	$ 1,000.00	$ 1,029.00	$ 2.66	$ 1,000.00	$ 1,022.58	$ 2.65	0.52%
Class C	$ 1,000.00	$ 1,024.70	$ 6.63	$ 1,000.00	$ 1,018.65	$ 6.61	1.30%
Class I	$ 1,000.00	$ 1,030.30	$ 1.23	$ 1,000.00	$ 1,024.00	$ 1.22	0.24%
Class R3	$ 1,000.00	$ 1,027.10	$ 4.50	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R4	$ 1,000.00	$ 1,028.90	$ 2.97	$ 1,000.00	$ 1,022.28	$ 2.96	0.58%
Class R5	$ 1,000.00	$ 1,029.50	$ 1.38	$ 1,000.00	$ 1,023.84	$ 1.38	0.27%
Class F	$ 1,000.00	$ 1,030.30	$ 0.87	$ 1,000.00	$ 1,024.35	$ 0.87	0.17%
Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Class A	$ 1,000.00	$ 1,023.80	$ 5.10	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class C	$ 1,000.00	$ 1,020.40	$ 8.81	$ 1,000.00	$ 1,016.48	$ 8.79	1.73%
Class I	$ 1,000.00	$ 1,025.50	$ 3.62	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class R3	$ 1,000.00	$ 1,022.60	$ 6.68	$ 1,000.00	$ 1,018.60	$ 6.67	1.31%
Class R4	$ 1,000.00	$ 1,023.70	$ 5.41	$ 1,000.00	$ 1,019.86	$ 5.40	1.06%
Class R5	$ 1,000.00	$ 1,025.30	$ 3.78	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R6	$ 1,000.00	$ 1,025.50	$ 3.22	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 1,025.30	$ 3.78	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class F	$ 1,000.00	$ 1,026.00	$ 3.22	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
33

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.1%
	Airlines - 0.0%
$ 1,474,000	JetBlue Airways Corp. 0.50%, 04/01/2026(1)	$ 1,415,359
	Auto Manufacturers - 0.1%
2,654,000	Ford Motor Co. 0.00%, 03/15/2026(1)(2)	3,139,382
	Engineering & Construction - 0.0%
EUR 900,000	Cellnex Telecom S.A. 1.50%, 01/16/2026(3)	1,896,129
	Entertainment - 0.0%
$ 1,804,000	DraftKings, Inc. 0.00%, 03/15/2028(1)(2)	1,572,982
	Healthcare - Products - 0.0%
1,275,000	NuVasive, Inc. 0.38%, 03/15/2025	1,201,688
	Machinery-Diversified - 0.0%
1,451,000	Middleby Corp. 1.00%, 09/01/2025	2,184,895
	Oil & Gas - 0.0%
1,200,000	Pioneer Natural Resources Co. 0.25%, 05/15/2025	2,120,722
	REITS - 0.0%
1,575,000	Pebblebrook Hotel Trust 1.75%, 12/15/2026	1,753,135
	Retail - 0.0%
1,600,000	Shake Shack, Inc. 0.00%, 03/01/2028(1)(2)	1,313,789
	Software - 0.0%
2,226,000	Western Digital Corp. 1.50%, 02/01/2024	2,202,840
	Total Convertible Bonds (cost $16,502,114)	$ 18,800,921
CORPORATE BONDS - 42.1%
	Advertising - 0.0%
2,985,000	Lamar Media Corp. 3.75%, 02/15/2028	$ 3,017,238
	Aerospace/Defense - 1.2%
2,455,000	BAE Systems plc 3.40%, 04/15/2030(1)	2,626,426
	Boeing Co.
7,000,000	3.25%, 02/01/2035	7,019,668
13,025,000	5.04%, 05/01/2027	14,802,700
3,415,000	5.71%, 05/01/2040	4,385,863
5,960,000	5.81%, 05/01/2050	8,166,801
	L3Harris Technologies, Inc.
32,890,000	3.85%, 06/15/2023	34,482,804
7,545,000	4.40%, 06/15/2028	8,611,659
6,025,000	Lockheed Martin Corp. 4.50%, 05/15/2036	7,380,050
	Northrop Grumman Corp.
10,830,000	2.93%, 01/15/2025	11,360,719
3,200,000	3.25%, 01/15/2028	3,447,689
4,000,000	4.03%, 10/15/2047	4,791,094
	Raytheon Technologies Corp.
5,000,000	3.75%, 11/01/2046	5,648,317
8,945,000	3.95%, 08/16/2025	9,765,753
1,925,000	4.50%, 06/01/2042	2,366,412
3,425,000	4.63%, 11/16/2048	4,434,728
7,960,000	5.70%, 04/15/2040	11,034,574
1,890,000	6.13%, 07/15/2038	2,672,353
	Teledyne Technologies, Inc.
24,370,000	0.95%, 04/01/2024	24,350,194
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Aerospace/Defense - 1.2% - (continued)
$ 2,270,000	1.60%, 04/01/2026	$ 2,267,466
17,800,000	2.75%, 04/01/2031	18,154,356
	TransDigm, Inc.
2,700,000	5.50%, 11/15/2027	2,764,125
4,970,000	6.25%, 03/15/2026(1)	5,193,650
505,000	8.00%, 12/15/2025(1)	537,194
		196,264,595
	Agriculture - 0.5%
	Altria Group, Inc.
8,645,000	3.88%, 09/16/2046	8,558,789
3,970,000	5.38%, 01/31/2044	4,648,413
	BAT Capital Corp.
35,610,000	2.26%, 03/25/2028	34,974,985
8,515,000	3.22%, 09/06/2026	8,978,790
5,395,000	3.46%, 09/06/2029	5,647,181
	Imperial Brands Finance plc
6,455,000	3.50%, 02/11/2023(1)	6,623,985
10,360,000	3.75%, 07/21/2022(1)	10,529,990
		79,962,133
	Airlines - 0.0%
201	Continental Airlines, Inc. 6.90%, 10/19/2023	202
	Apparel - 0.0%
4,675,000	NIKE, Inc. 3.25%, 03/27/2040	5,134,200
2,865,000	William Carter Co. 5.50%, 05/15/2025(1)	2,997,506
		8,131,706
	Auto Manufacturers - 0.5%
	Ford Motor Co.
505,000	4.35%, 12/08/2026	539,906
2,560,000	8.50%, 04/21/2023	2,807,040
	Ford Motor Credit Co. LLC
2,040,000	3.35%, 11/01/2022	2,070,600
1,940,000	3.37%, 11/17/2023	1,990,925
705,000	4.13%, 08/04/2025	744,656
3,200,000	4.54%, 08/01/2026	3,445,696
2,690,000	5.13%, 06/16/2025	2,918,650
	General Motors Co.
9,235,000	5.15%, 04/01/2038	11,141,021
2,215,000	6.13%, 10/01/2025	2,571,047
1,325,000	6.25%, 10/02/2043	1,805,243
	General Motors Financial Co., Inc.
19,670,000	1.50%, 06/10/2026	19,380,370
7,985,000	3.50%, 11/07/2024	8,471,344
4,245,000	4.35%, 01/17/2027	4,687,455
16,350,000	Hyundai Capital America 2.10%, 09/15/2028(1)	15,990,481
		78,564,434
	Auto Parts & Equipment - 0.1%
	Adient Global Holdings Ltd.
EUR 1,930,000	3.50%, 08/15/2024(3)	2,256,180
$ 3,665,000	4.88%, 08/15/2026(1)	3,731,281
3,080,000	Meritor, Inc. 4.50%, 12/15/2028(1)	3,064,600
525,000	Nemak S.A.B. de C.V. 3.63%, 06/28/2031(1)	491,400
		9,543,461
	Beverages - 1.1%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
15,055,000	4.70%, 02/01/2036	18,227,185

The accompanying notes are an integral part of these financial statements.
34

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Beverages - 1.1% - (continued)
$ 11,111,000	4.90%, 02/01/2046	$ 14,122,553
	Anheuser-Busch InBev Worldwide, Inc.
9,174,000	3.75%, 07/15/2042	9,996,550
3,440,000	4.38%, 04/15/2038	4,049,155
7,750,000	4.60%, 04/15/2048	9,584,433
6,130,000	4.75%, 04/15/2058	7,809,461
	Bacardi Ltd.
6,215,000	2.75%, 07/15/2026(1)	6,432,076
9,960,000	4.45%, 05/15/2025(1)	10,881,616
5,365,000	5.15%, 05/15/2038(1)	6,631,530
	Coca-Cola Co.
11,690,000	1.50%, 03/05/2028(4)	11,508,805
10,000,000	2.50%, 06/01/2040	9,840,571
2,270,000	3.00%, 03/05/2051	2,411,867
11,720,000	Coca-Cola European Partners plc 0.50%, 05/05/2023(1)	11,667,103
	Constellation Brands, Inc.
1,585,000	3.15%, 08/01/2029	1,685,543
7,893,000	3.60%, 02/15/2028	8,648,757
15,297,000	Diageo Capital plc 2.00%, 04/29/2030	15,197,862
	Pernod Ricard International Finance LLC
18,810,000	1.25%, 04/01/2028(1)	17,862,551
12,840,000	1.63%, 04/01/2031(1)	12,094,738
		178,652,356
	Biotechnology - 0.5%
	Amgen, Inc.
2,400,000	1.90%, 02/21/2025	2,452,844
8,140,000	2.80%, 08/15/2041	7,885,730
20,390,000	3.15%, 02/21/2040	20,875,532
	Gilead Sciences, Inc.
7,060,000	1.20%, 10/01/2027	6,808,315
3,965,000	2.60%, 10/01/2040	3,791,304
5,235,000	2.80%, 10/01/2050	5,068,283
	Royalty Pharma plc
8,060,000	1.75%, 09/02/2027	7,907,468
4,220,000	2.15%, 09/02/2031	4,015,269
16,060,000	2.20%, 09/02/2030	15,550,802
5,305,000	3.35%, 09/02/2051	5,078,864
1,570,000	3.55%, 09/02/2050	1,558,422
		80,992,833
	Chemicals - 0.3%
	Air Products and Chemicals, Inc.
2,560,000	1.50%, 10/15/2025	2,587,752
4,840,000	1.85%, 05/15/2027	4,925,947
1,760,000	Braskem Idesa 6.99%, 02/20/2032(1)	1,801,527
	Braskem Netherlands Finance B.V.
800,000	4.50%, 01/10/2028(3)	817,008
485,000	4.50%, 01/10/2028(1)	495,311
880,000	4.50%, 01/31/2030(3)	892,989
475,000	Diamond (BC) B.V. 4.63%, 10/01/2029(1)	477,432
617,000	Dow Chemical Co. 4.55%, 11/30/2025	683,446
6,360,000	EI du Pont de Nemours and Co. 1.70%, 07/15/2025	6,445,324
26,575,000	International Flavors & Fragrances, Inc. 1.83%, 10/15/2027(1)	26,229,228
	OCP S.A.
980,000	3.75%, 06/23/2031(1)	960,392
1,804,000	4.50%, 10/22/2025(3)	1,916,851
1,376,000	5.13%, 06/23/2051(1)	1,339,536
340,000	6.88%, 04/25/2044(3)	407,075
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Chemicals - 0.3% - (continued)
$ 1,740,000	Sherwin-Williams Co. 4.50%, 06/01/2047	$ 2,175,317
1,625,000	TPC Group, Inc. 10.50%, 08/01/2024(1)	1,478,750
		53,633,885
	Commercial Banks - 8.9%
7,500,000	ABN Amro Bank N.V. 1.54%, 06/16/2027, (1.54% fixed rate until 06/16/2026; 12 mo. USD CMT + 0.800% thereafter)(1)(4)(5)	7,384,367
1,250,000	Banco de Credito del Peru 3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(1)(5)	1,240,250
	Banco do Brasil S.A.
845,000	4.63%, 01/15/2025, 5 year EUR Swap + 7.591%(1)	884,723
475,000	4.63%, 01/15/2025(3)	497,330
1,210,000	4.75%, 03/20/2024, 5 year EUR Swap + 7.591%(1)	1,269,000
210,000	4.88%, 04/19/2023(1)	218,402
	Bancolombia S.A.
1,380,000	3.00%, 01/29/2025	1,392,089
835,000	4.63%, 12/18/2029, (4.62% fixed rate until 12/18/2024; 5 year USD CMT + 2.944% thereafter)(5)	850,619
1,975,000	Bangkok Bank PCL 3.47%, 09/23/2036, (3.47% fixed rate until 09/23/2031; 5 year USD CMT + 2.150% thereafter)(1)(5)	1,960,782
1,410,000	Bank Leumi Le-Israel BM 3.28%, 01/29/2031, (3.28% fixed rate until 01/29/2026; 5 year USD CMT + 1.631% thereafter)(1)(3)(5)	1,420,575
	Bank of America Corp.
10,000,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 3 mo. USD SOFR + 1.530% thereafter)(5)	9,559,256
12,000,000	2.09%, 06/14/2029, (2.09% fixed rate until 06/14/2028; 3 mo. USD SOFR + 1.060% thereafter)(5)	11,871,129
11,000,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.220% thereafter)(5)	10,767,896
16,525,000	2.48%, 09/21/2036, (2.48% fixed rate until 09/21/2031; 5 year USD CMT + 1.200% thereafter)(5)	16,079,012
40,135,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD LIBOR + 0.990% thereafter)(5)	40,271,847
15,400,000	2.65%, 03/11/2032, (2.65% fixed rate until 03/11/2031; 3 mo. USD SOFR + 1.220% thereafter)(5)	15,549,087
8,800,000	2.68%, 06/19/2041, (2.68% fixed rate until 06/19/2040; 3 mo. USD SOFR + 1.930% thereafter)(5)	8,479,397
1,600,000	2.88%, 10/22/2030, (2.88% fixed rate until 10/22/2029; 3 mo. USD LIBOR + 1.190% thereafter)(5)	1,657,212
3,733,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(5)	3,830,900

The accompanying notes are an integral part of these financial statements.
35

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Commercial Banks - 8.9% - (continued)
$ 5,270,000	3.09%, 10/01/2025, (3.09% fixed rate until 10/01/2024; 3 mo. USD LIBOR + 1.090% thereafter)(5)	$ 5,540,661
7,500,000	3.12%, 01/20/2023, (3.12% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.160% thereafter)(5)	7,543,554
7,740,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(5)	8,189,009
6,550,000	3.82%, 01/20/2028, (3.82% fixed rate until 01/20/2027; 3 mo. USD LIBOR + 1.575% thereafter)(5)	7,145,015
5,015,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(5)	5,265,468
15,235,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(5)	18,376,928
3,225,000	4.24%, 04/24/2038, (4.24% fixed rate until 04/24/2037; 3 mo. USD LIBOR + 1.814% thereafter)(5)	3,771,303
13,375,000	4.33%, 03/15/2050, (4.33% fixed rate until 03/15/2049; 3 mo. USD LIBOR + 1.520% thereafter)(5)	16,622,929
1,760,000	5.00%, 01/21/2044	2,308,106
9,525,000	7.75%, 05/14/2038	14,905,778
13,960,000	Bank of Nova Scotia 0.65%, 07/31/2024	13,830,049
3,220,000	Barclays plc 2.67%, 03/10/2032, (2.67% fixed rate until 03/10/2031; 12 mo. USD CMT + 1.200% thereafter)(5)	3,208,540
	BNP Paribas S.A.
2,365,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(5)	2,311,980
20,555,000	1.90%, 09/30/2028, (1.90% fixed rate until 09/30/2027; 3 mo. USD SOFR + 1.609% thereafter)(1)(5)	20,206,014
5,125,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 3 mo. USD SOFR + 1.218% thereafter)(1)(5)	5,035,612
16,725,000	2.87%, 04/19/2032, (2.87% fixed rate until 04/19/2031; 3 mo. USD SOFR + 1.387% thereafter)(1)(5)	17,021,817
	BPCE S.A.
17,135,000	1.00%, 01/20/2026(1)	16,690,665
3,100,000	2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 3 mo. USD SOFR + 1.087% thereafter)(1)(5)	3,088,223
2,750,000	3.00%, 05/22/2022(1)	2,789,133
1,135,000	4.00%, 09/12/2023(1)	1,197,930
	Citigroup, Inc.
8,335,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 3 mo. USD SOFR + 0.669% thereafter)(5)	8,297,749
38,630,000	1.12%, 01/28/2027, (1.12% fixed rate until 01/28/2026; 3 mo. USD SOFR + 0.765% thereafter)(5)	37,720,212
10,515,000	1.28%, 11/03/2025, (1.52% fixed rate until 11/03/2024; 3 mo. USD SOFR + 0.528% thereafter)(5)	10,525,715
10,800,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 3 mo. USD SOFR + 0.770% thereafter)(5)	10,640,992
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Commercial Banks - 8.9% - (continued)
$ 1,880,000	2.52%, 11/03/2032, (2.83% fixed rate until 11/03/2031; 3 mo. USD SOFR + 1.177% thereafter)(5)	$ 1,874,414
9,705,000	2.56%, 05/01/2032, (2.56% fixed rate until 05/01/2031; 3 mo. USD SOFR + 1.167% thereafter)(5)	9,751,284
2,500,000	2.57%, 06/03/2031, (2.57% fixed rate until 06/03/2030; 3 mo. USD SOFR + 2.107% thereafter)(5)	2,521,975
1,915,000	2.90%, 11/03/2042, (3.23% fixed rate until 11/03/2041; 3 mo. USD SOFR + 1.379% thereafter)(5)	1,899,103
3,770,000	3.20%, 10/21/2026	4,008,582
24,410,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(5)	25,716,006
7,325,000	4.30%, 11/20/2026	8,130,444
5,180,000	4.45%, 09/29/2027	5,810,659
5,350,000	4.60%, 03/09/2026	5,968,326
7,931,000	Credit Agricole S.A. 1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(1)(5)	8,009,769
	Credit Suisse Group AG
6,795,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 3 mo. USD SOFR + 0.980% thereafter)(1)(5)	6,568,022
3,155,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(5)	3,214,155
9,725,000	4.21%, 06/12/2024, (4.21% fixed rate until 06/12/2023; 3 mo. USD LIBOR + 1.240% thereafter)(1)(5)	10,211,800
4,160,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(3)(5)(6)	4,472,000
	Danske Bank A/S
6,504,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(5)	6,459,982
587,000	4.38%, 06/12/2028(1)	652,671
18,135,000	Deutsche Bank AG 0.90%, 05/28/2024	17,992,958
19,000,000	Fifth Third Bank NA 3.95%, 07/28/2025	20,855,665
	Goldman Sachs Group, Inc.
15,000,000	0.48%, 01/27/2023	14,959,884
8,710,000	0.93%, 10/21/2024, (0.93% fixed rate until 10/21/2023; 3 mo. USD SOFR + 0.486% thereafter)(5)	8,701,902
30,010,000	1.09%, 12/09/2026, (1.09% fixed rate until 12/09/2025; 3 mo. USD SOFR + 0.789% thereafter)(5)	29,272,354
8,120,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 3 mo. USD SOFR + 0.798% thereafter)(5)	7,996,222
11,615,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 3 mo. USD SOFR + 1.090% thereafter)(5)	11,134,912
18,610,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(5)	18,303,207
9,325,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(5)	9,368,824

The accompanying notes are an integral part of these financial statements.
36

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Commercial Banks - 8.9% - (continued)
$ 1,635,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(5)	$ 1,644,125
28,540,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(5)	30,119,894
6,345,000	3.50%, 01/23/2025	6,747,885
7,345,000	4.00%, 03/03/2024	7,841,846
23,347,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(5)	26,708,859
5,000,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(5)	5,601,613
2,015,000	Grupo Aval Ltd. 4.75%, 09/26/2022(3)	2,062,352
	HSBC Holdings plc
4,765,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(5)	4,725,275
11,240,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(5)	11,047,689
12,355,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(5)	12,444,517
14,695,000	3.26%, 03/13/2023, (3.26% fixed rate until 03/13/2022; 3 mo. USD LIBOR + 1.055% thereafter)(5)	14,840,105
13,270,000	3.60%, 05/25/2023	13,871,140
4,780,000	3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(5)	5,230,335
5,000,000	4.04%, 03/13/2028, (4.04% fixed rate until 03/13/2027; 3 mo. USD LIBOR + 1.546% thereafter)(5)	5,445,246
7,245,000	4.25%, 03/14/2024	7,714,984
6,755,000	4.30%, 03/08/2026	7,442,019
12,695,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(5)	14,343,494
4,440,000	6.80%, 06/01/2038	6,351,205
1,205,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(3)	1,319,512
7,315,000	ING Groep N.V. 1.73%, 04/01/2027, (1.73% fixed rate until 04/01/2026; 3 mo. USD SOFR + 1.005% thereafter)(5)	7,302,180
2,985,000	Itau Unibanco Holding S.A. 2.90%, 01/24/2023(1)	3,021,417
	JP Morgan Chase & Co.
15,755,000	0.82%, 06/01/2025, (0.82% fixed rate until 06/01/2024; 3 mo. USD SOFR + 0.540% thereafter)(5)	15,631,365
15,385,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(5)	15,835,396
4,500,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(5)	4,540,557
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Commercial Banks - 8.9% - (continued)
$ 11,585,000	2.74%, 10/15/2030, (2.74% fixed rate until 10/15/2029; 3 mo. USD SOFR + 1.510% thereafter)(5)	$ 11,879,070
2,725,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(5)	2,814,624
22,475,000	2.97%, 01/15/2023	22,594,693
6,860,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(5)	7,094,333
4,500,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(5)	4,686,254
9,440,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(5)	9,895,442
19,950,000	3.30%, 04/01/2026	21,338,939
27,970,000	3.33%, 04/22/2052, (3.33% fixed rate until 04/22/2051; 3 mo. USD SOFR + 1.580% thereafter)(5)	30,152,763
6,290,000	3.88%, 07/24/2038, (3.88% fixed rate until 07/24/2037; 3 mo. USD LIBOR + 1.360% thereafter)(5)	7,183,870
15,520,000	3.96%, 11/15/2048, (3.96% fixed rate until 11/15/2047; 3 mo. USD LIBOR + 1.380% thereafter)(5)	18,278,326
2,251,000	4.02%, 12/05/2024, (4.02% fixed rate until 12/05/2023; 3 mo. USD LIBOR + 1.000% thereafter)(5)	2,393,159
4,055,000	4.26%, 02/22/2048, (4.26% fixed rate until 02/22/2047; 3 mo. USD LIBOR + 1.580% thereafter)(5)	4,969,251
6,000,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(5)	6,960,376
22,080,000	JPMorgan Chase & Co. 1.47%, 09/22/2027, (1.47% fixed rate until 09/22/2026; 3 mo. USD SOFR + 0.765% thereafter)(5)	21,682,314
8,575,000	Lloyds Banking Group plc 4.05%, 08/16/2023	9,073,125
10,875,000	Macquarie Group Ltd. 1.63%, 09/23/2027, (1.63% fixed rate until 09/23/2026; 3 mo. USD SOFR + 0.910% thereafter)(1)(5)	10,669,045
1,800,000	Mizrahi Tefahot Bank Ltd. 3.08%, 04/07/2031, (3.08% fixed rate until 04/07/2026; 5 year USD CMT + 2.250% thereafter)(1)(3)(5)	1,796,400
	Morgan Stanley
16,420,000	0.75%, 01/20/2023, 3 mo. USD SOFR + 0.700%(7)	16,447,577
20,010,000	0.79%, 05/30/2025, (0.79% fixed rate until 05/30/2024; 3 mo. USD SOFR + 0.525% thereafter)(5)	19,793,448
21,340,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 3 mo. USD SOFR + 0.720% thereafter)(5)	20,712,326
16,820,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(5)	15,854,159

The accompanying notes are an integral part of these financial statements.
37

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Commercial Banks - 8.9% - (continued)
$ 7,800,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(5)	$ 7,431,341
12,660,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.178% thereafter)(5)	12,361,162
9,795,000	2.48%, 09/16/2036, (2.48% fixed rate until 09/16/2031; 3 mo. USD SOFR + 1.360% thereafter)(5)	9,522,556
2,950,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(5)	2,943,541
7,795,000	2.72%, 07/22/2025, (2.72% fixed rate until 07/22/2024; 3 mo. USD SOFR + 1.152% thereafter)(5)	8,092,890
8,665,000	3.13%, 07/27/2026	9,206,775
6,000,000	3.22%, 04/22/2042, (3.22% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.485% thereafter)(5)	6,292,675
5,000,000	3.62%, 04/01/2031, (3.62% fixed rate until 04/01/2030; 3 mo. USD SOFR + 3.120% thereafter)(5)	5,464,510
2,935,000	3.70%, 10/23/2024	3,147,402
6,880,000	3.74%, 04/24/2024, (3.74% fixed rate until 04/24/2023; 3 mo. USD LIBOR + 0.847% thereafter)(5)	7,174,118
9,690,000	4.00%, 07/23/2025	10,576,829
16,825,000	4.46%, 04/22/2039, (4.46% fixed rate until 04/22/2038; 3 mo. USD LIBOR + 1.431% thereafter)(5)	20,347,360
5,095,000	Natwest Group plc 1.64%, 06/14/2027, (1.64% fixed rate until 06/14/2026; 12 mo. USD CMT + 0.900% thereafter)(5)	5,036,683
9,310,000	PNC Financial Services Group, Inc. 3.90%, 04/29/2024	9,952,085
	QNB Finance Ltd.
600,000	1.63%, 09/22/2025(3)	599,964
970,000	2.63%, 05/12/2025(3)	1,002,681
	Santander Holdings USA, Inc.
6,970,000	3.40%, 01/18/2023	7,173,339
6,145,000	3.70%, 03/28/2022	6,204,089
14,530,000	Santander UK Group Holdings plc 3.57%, 01/10/2023	14,614,545
15,570,000	Societe Generale S.A. 1.79%, 06/09/2027, (1.79% fixed rate until 06/09/2026; 12 mo. USD CMT + 1.000% thereafter)(1)(5)	15,330,953
7,165,000	Standard Chartered plc 1.46%, 01/14/2027, (1.46% fixed rate until 01/14/2026; 12 mo. USD CMT + 1.000% thereafter)(1)(5)	6,974,497
11,680,000	Truist Bank 2.25%, 03/11/2030	11,688,406
4,360,000	Truist Financial Corp. 1.89%, 06/07/2029, (1.89% fixed rate until 06/07/2028; 3 mo. USD SOFR + 0.862% thereafter)(5)	4,315,732
14,860,000	UBS AG 0.38%, 06/01/2023(1)	14,785,038
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Commercial Banks - 8.9% - (continued)
$ 6,815,000	UniCredit S.p.A. 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(1)(5)	$ 6,699,855
2,655,000	Wachovia Corp. 5.50%, 08/01/2035	3,404,438
	Wells Fargo & Co.
4,715,000	0.81%, 05/19/2025, (0.81% fixed rate until 05/19/2024; 3 mo. USD SOFR + 0.510% thereafter)(5)	4,692,833
19,030,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(5)	19,658,565
8,925,000	3.07%, 04/30/2041, (3.07% fixed rate until 04/30/2040; 3 mo. USD SOFR + 2.530% thereafter)(5)	9,146,556
9,965,000	3.45%, 02/13/2023	10,310,155
6,500,000	3.58%, 05/22/2028, (3.58% fixed rate until 05/22/2027; 3 mo. USD LIBOR + 1.310% thereafter)(5)	7,011,747
11,840,000	3.75%, 01/24/2024	12,562,689
880,000	4.40%, 06/14/2046	1,067,999
690,000	4.65%, 11/04/2044	849,397
2,280,000	4.75%, 12/07/2046	2,886,791
3,026,000	4.90%, 11/17/2045	3,883,840
4,490,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(5)	6,194,443
1,475,000	5.38%, 11/02/2043	1,961,576
4,408,000	5.61%, 01/15/2044	6,019,483
		1,415,964,417
	Commercial Services - 0.8%
5,595,000	Ashtead Capital, Inc. 1.50%, 08/12/2026(1)	5,491,012
4,495,000	Duke University 2.83%, 10/01/2055	4,697,052
19,085,000	Equifax, Inc. 2.60%, 12/01/2024	19,869,868
	Global Payments, Inc.
25,405,000	1.20%, 03/01/2026	24,805,252
7,750,000	2.65%, 02/15/2025	8,039,532
8,085,000	2.90%, 05/15/2030	8,253,930
7,075,000	4.45%, 06/01/2028	7,962,152
2,570,000	Herc Holdings, Inc. 5.50%, 07/15/2027(1)	2,679,225
	IHS Markit Ltd.
11,565,000	4.13%, 08/01/2023	12,186,068
9,500,000	4.75%, 08/01/2028	11,070,808
380,000	Jaguar Holding Co. 5.00%, 06/15/2028(1)	407,550
5,075,000	Nielsen Finance LLC / Nielsen Finance Co. 4.50%, 07/15/2029(1)	4,962,081
	Service Corp. International
775,000	4.63%, 12/15/2027	812,781
550,000	5.13%, 06/01/2029	593,863
3,127,000	Signal Parent, Inc. 6.13%, 04/01/2029(1)	2,908,110
4,915,000	United Rentals North America, Inc. 4.88%, 01/15/2028	5,188,028
		119,927,312
	Construction Materials - 0.2%
2,880,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	3,042,000
13,585,000	Carrier Global Corp. 2.49%, 02/15/2027	13,988,262

The accompanying notes are an integral part of these financial statements.
38

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Construction Materials - 0.2% - (continued)
$ 2,971,000	Johnson Controls International plc 4.63%, 07/02/2044	$ 3,618,172
4,285,000	Lennox International, Inc. 1.70%, 08/01/2027	4,220,389
515,000	Standard Industries, Inc. 3.38%, 01/15/2031(1)	477,544
1,320,000	Victors Merger Corp. 6.38%, 05/15/2029(1)	1,240,800
		26,587,167
	Distribution/Wholesale - 0.0%
1,145,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	1,160,744
385,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	410,506
2,690,000	Performance Food Group, Inc. 5.50%, 10/15/2027(1)	2,804,325
		4,375,575
	Diversified Financial Services - 1.2%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
15,095,000	2.45%, 10/29/2026	15,234,783
5,830,000	3.40%, 10/29/2033	5,949,880
440,000	4.63%, 10/15/2027	489,757
1,835,000	AGFC Capital Trust 1.87%, 01/15/2067, 3 mo. USD LIBOR + 1.750%(1)(7)	1,065,204
500,000	Avolon Holdings Funding Ltd. 2.13%, 02/21/2026(1)	494,378
1,795,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	1,798,440
	Capital One Financial Corp.
27,550,000	3.65%, 05/11/2027	29,945,995
2,675,000	3.80%, 01/31/2028	2,951,898
200,000	CDBL Funding 2.00%, 03/04/2026(3)	198,039
515,000	Coinbase Global, Inc. 3.38%, 10/01/2028(1)	496,975
	Credit Acceptance Corp.
1,585,000	5.13%, 12/31/2024(1)	1,620,663
1,325,000	6.63%, 03/15/2026	1,379,656
3,470,000	Enact Holdings, Inc. 6.50%, 08/15/2025(1)	3,799,650
12,240,000	GE Capital Funding LLC 4.40%, 05/15/2030	14,325,523
10,189,000	GE Capital International Funding Co. 4.42%, 11/15/2035	12,405,311
	goeasy Ltd.
520,000	4.38%, 05/01/2026(1)	530,400
3,675,000	5.38%, 12/01/2024(1)	3,771,469
	Gtlk Europe Capital DAC
1,410,000	4.65%, 03/10/2027(3)	1,459,562
1,300,000	4.80%, 02/26/2028(3)	1,353,560
4,579,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)(4)	4,113,728
3,470,000	Intercontinental Exchange, Inc. 2.65%, 09/15/2040	3,330,844
	LD Holdings Group LLC
1,000,000	6.13%, 04/01/2028(1)	916,250
3,740,000	6.50%, 11/01/2025(1)	3,665,200
	LSEGA Financing plc
6,950,000	1.38%, 04/06/2026(1)	6,851,489
5,685,000	2.00%, 04/06/2028(1)	5,658,669
9,615,000	2.50%, 04/06/2031(1)	9,711,280
4,270,000	Mastercard, Inc. 2.95%, 03/15/2051	4,513,557
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Diversified Financial Services - 1.2% - (continued)
	Nasdaq, Inc.
$ 1,805,000	3.85%, 06/30/2026	$ 1,987,783
16,765,000	4.25%, 06/01/2024	18,002,103
1,865,000	Nationstar Mortgage Holdings, Inc. 5.13%, 12/15/2030(1)	1,879,640
1,666,000	Navient Corp. 6.50%, 06/15/2022	1,713,898
	OneMain Finance Corp.
2,335,000	4.00%, 09/15/2030	2,267,869
5,045,000	5.38%, 11/15/2029	5,385,537
575,000	6.13%, 03/15/2024	611,656
980,000	6.88%, 03/15/2025	1,093,925
990,000	7.13%, 03/15/2026	1,123,650
	PennyMac Financial Services, Inc.
2,405,000	4.25%, 02/15/2029(1)	2,266,713
3,245,000	5.38%, 10/15/2025(1)	3,346,406
975,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(3)	1,003,198
4,425,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(1)	4,303,312
		183,017,850
	Electric - 3.5%
11,685,000	AES Corp. 3.30%, 07/15/2025(1)	12,282,104
1,215,000	Alfa Desarrollo S.p.A. 4.55%, 09/27/2051(1)	1,187,177
9,630,000	Appalachian Power Co. 4.50%, 03/01/2049	11,946,169
	Berkshire Hathaway Energy Co.
7,650,000	2.85%, 05/15/2051	7,473,365
1,833,000	5.95%, 05/15/2037	2,503,834
6,167,000	6.13%, 04/01/2036	8,483,994
	Centrais Eletricas Brasileiras S.A.
1,610,000	4.63%, 02/04/2030(3)	1,577,816
595,000	4.63%, 02/04/2030(1)	583,106
	Clearway Energy Operating LLC
1,240,000	3.75%, 02/15/2031(1)	1,227,600
315,000	3.75%, 01/15/2032(1)	313,482
1,235,000	4.75%, 03/15/2028(1)	1,306,630
	Cleco Corporate Holdings LLC
5,340,000	3.38%, 09/15/2029	5,461,198
5,095,000	4.97%, 05/01/2046	6,294,131
	Comision Federal de Electricidad
200,000	3.88%, 07/26/2033(1)	192,500
660,000	4.68%, 02/09/2051(1)	612,982
610,000	4.68%, 02/09/2051(3)	566,544
5,050,000	Consolidated Edison Co. of New York, Inc. 4.50%, 05/15/2058	6,286,400
6,500,000	Consumers Energy Co. 3.95%, 07/15/2047	7,724,353
	Dominion Energy, Inc.
4,735,000	3.30%, 04/15/2041	4,990,504
11,710,000	3.90%, 10/01/2025	12,737,010
3,390,000	7.00%, 06/15/2038	5,022,681
	Duke Energy Carolinas LLC
6,965,000	3.20%, 08/15/2049	7,377,990
3,270,000	3.75%, 06/01/2045	3,692,184
3,305,000	3.88%, 03/15/2046	3,812,874
3,000,000	5.30%, 02/15/2040	3,987,682
7,240,000	Duke Energy Corp. 3.30%, 06/15/2041	7,394,781
	Duke Energy Progress LLC
1,940,000	4.15%, 12/01/2044	2,302,222
6,845,000	4.20%, 08/15/2045	8,299,913
2,730,000	4.38%, 03/30/2044	3,322,383

The accompanying notes are an integral part of these financial statements.
39

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Electric - 3.5% - (continued)
	Duquesne Light Holdings, Inc.
$ 3,755,000	2.53%, 10/01/2030(1)	$ 3,692,394
7,265,000	2.78%, 01/07/2032(1)	7,226,116
	Edison International
3,542,000	2.40%, 09/15/2022	3,585,737
5,285,000	3.13%, 11/15/2022	5,386,067
1,755,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	2,100,924
15,985,000	Enel Finance International N.V. 1.88%, 07/12/2028(1)	15,690,523
560,000	Engie Energia Chile S.A. 4.50%, 01/29/2025(3)	602,346
	Evergy, Inc.
5,000,000	2.45%, 09/15/2024	5,178,003
14,501,000	2.90%, 09/15/2029	15,118,109
14,905,000	Eversource Energy 3.80%, 12/01/2023	15,784,263
5,557,000	Exelon Corp. 4.70%, 04/15/2050	7,148,144
	FirstEnergy Corp.
1,890,000	4.40%, 07/15/2027	2,050,815
4,525,000	7.38%, 11/15/2031	6,164,453
	FirstEnergy Transmission LLC
4,655,000	4.35%, 01/15/2025(1)	5,037,594
2,790,000	5.45%, 07/15/2044(1)	3,525,167
4,372,000	Fortis, Inc. 3.06%, 10/04/2026	4,601,466
	Georgia Power Co.
7,610,000	2.65%, 09/15/2029	7,871,629
1,955,000	3.70%, 01/30/2050	2,124,391
835,000	Instituto Costarricense de Electricidad 6.95%, 11/10/2021(3)	833,965
8,683,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	9,191,636
	Israel Electric Corp. Ltd.
5,685,000	4.25%, 08/14/2028(1)(3)	6,338,775
1,195,000	5.00%, 11/12/2024(1)(3)	1,314,392
6,355,000	ITC Holdings Corp. 3.25%, 06/30/2026	6,772,862
1,220,000	Kallpa Generacion S.A. 4.88%, 05/24/2026(3)	1,300,825
495,000	Lamar Funding Ltd. 3.96%, 05/07/2025(3)	495,054
4,308,000	Metropolitan Edison Co. 4.30%, 01/15/2029(1)	4,818,315
2,598,000	MidAmerican Energy Co. 4.40%, 10/15/2044	3,211,048
8,400,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(1)	9,376,677
970,000	Minejesa Capital B.V. 4.63%, 08/10/2030(3)	999,100
5,955,000	NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	5,888,959
	NRG Energy, Inc.
14,380,000	2.00%, 12/02/2025(1)	14,545,321
7,800,000	2.45%, 12/02/2027(1)	7,806,449
6,635,000	Oklahoma Gas and Electric Co. 0.55%, 05/26/2023	6,615,040
	Pacific Gas and Electric Co.
22,815,000	1.37%, 03/10/2023	22,741,097
8,225,000	2.50%, 02/01/2031	7,859,410
6,110,000	3.50%, 08/01/2050	5,802,413
2,875,000	3.95%, 12/01/2047	2,834,487
6,000,000	4.25%, 08/01/2023	6,249,303
2,395,000	4.50%, 07/01/2040	2,489,351
12,210,000	4.95%, 07/01/2050	13,500,268
	PacifiCorp
3,500,000	4.10%, 02/01/2042	4,068,436
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Electric - 3.5% - (continued)
$ 9,280,000	4.15%, 02/15/2050	$ 11,180,401
9,625,000	PECO Energy Co. 3.90%, 03/01/2048	11,345,041
7,975,000	Pennsylvania Electric Co. 3.25%, 03/15/2028(1)	8,405,495
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
2,075,000	3.88%, 07/17/2029(3)	2,194,313
1,035,000	5.25%, 05/15/2047(3)	1,146,263
3,525,000	6.15%, 05/21/2048(3)	4,350,943
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	3,209,894
8,830,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	9,211,511
9,894,000	Puget Energy, Inc. 4.10%, 06/15/2030	10,887,769
5,110,000	Puget Sound Energy, Inc. 3.25%, 09/15/2049	5,398,431
6,140,000	Rochester Gas and Electric Corp. 1.85%, 12/01/2030(1)	5,928,804
2,155,000	San Diego Gas & Electric Co. 3.32%, 04/15/2050	2,300,543
	Sempra Energy
3,938,000	3.40%, 02/01/2028	4,233,885
5,300,000	3.80%, 02/01/2038	5,862,605
3,480,000	4.00%, 02/01/2048	3,927,412
9,647,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	10,087,444
	Southern California Edison Co.
11,085,000	0.39%, 12/03/2021, 3 mo. USD LIBOR + 0.270%(7)	11,086,583
4,565,000	3.65%, 02/01/2050	4,903,863
4,585,000	4.00%, 04/01/2047	5,091,935
580,000	4.65%, 10/01/2043	687,872
595,000	5.63%, 02/01/2036	747,058
1,775,000	5.95%, 02/01/2038	2,322,260
	Southern Co.
3,000,000	3.25%, 07/01/2026	3,195,763
17,255,000	3.70%, 04/30/2030	18,709,576
5,345,000	4.40%, 07/01/2046	6,361,935
780,000	Star Energy Geothermal Darajat / Star Energy Geothermal Salak 4.85%, 10/14/2038(1)	867,750
430,000	Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 4.85%, 10/14/2038(3)	478,375
503,220	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(1)	562,348
716,875	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	737,492
460,000	Vistra Operations Co. LLC 3.55%, 07/15/2024(1)	479,268
		552,807,765
	Electronics - 0.1%
9,996,000	Fortive Corp. 3.15%, 06/15/2026	10,662,100
4,040,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	4,150,898
		14,812,998
	Energy-Alternate Sources - 0.0%
	Greenko Dutch B.V.
856,950	3.85%, 03/29/2026(1)	863,377
265,950	3.85%, 03/29/2026(3)	267,945
		1,131,322

The accompanying notes are an integral part of these financial statements.
40

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Engineering & Construction - 0.1%
$ 2,697,000	Aeropuerto Internacional de Tocumen S.A. 5.13%, 08/11/2061(1)	$ 2,808,278
2,764,412	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(2)	2,045,665
2,190,000	Interchile S.A. 4.50%, 06/30/2056(1)	2,309,530
1,430,000	Mexico City Airport Trust 4.25%, 10/31/2026(3)	1,540,396
		8,703,869
	Entertainment - 0.2%
	Caesars Entertainment, Inc.
1,190,000	4.63%, 10/15/2029(1)	1,195,712
2,345,000	6.25%, 07/01/2025(1)	2,466,588
3,110,000	8.13%, 07/01/2027(1)	3,483,356
775,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.75%, 07/01/2025(1)	814,331
	Cinemark USA, Inc.
4,560,000	5.25%, 07/15/2028(1)	4,448,873
1,285,000	5.88%, 03/15/2026(1)	1,288,213
710,000	Codere Finance Luxembourg S.A. (4.50% Cash, 7.125% PIK) 11.63%, 11/01/2023(1)(8)	426,000
4,110,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(1)	4,233,300
	Penn National Gaming, Inc.
805,000	4.13%, 07/01/2029(1)	784,875
5,775,000	5.63%, 01/15/2027(1)(4)	5,962,687
883,000	Speedway Motorsports LLC / Speedway Funding II, Inc. 4.88%, 11/01/2027(1)	901,207
		26,005,142
	Environmental Control - 0.2%
2,042,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	2,126,233
	Republic Services, Inc.
4,515,000	0.88%, 11/15/2025	4,409,203
19,005,000	2.50%, 08/15/2024	19,745,285
	Stericycle, Inc.
590,000	3.88%, 01/15/2029(1)	581,150
1,535,000	5.38%, 07/15/2024(1)	1,581,050
		28,442,921
	Food - 0.7%
2,900,000	B&G Foods, Inc. 5.25%, 09/15/2027(4)	2,974,058
	BRF S.A.
1,690,000	4.88%, 01/24/2030(3)	1,679,032
1,030,000	4.88%, 01/24/2030(1)	1,023,315
	Conagra Brands, Inc.
7,570,000	1.38%, 11/01/2027	7,293,847
22,425,000	4.60%, 11/01/2025	24,983,670
8,410,000	5.30%, 11/01/2038	10,652,186
1,545,000	5.40%, 11/01/2048	2,092,970
6,705,000	Danone S.A. 2.59%, 11/02/2023(1)	6,926,877
7,710,000	General Mills, Inc. 4.20%, 04/17/2028	8,737,115
4,720,000	Hershey Co. 3.13%, 11/15/2049	5,106,352
	Hormel Foods Corp.
5,035,000	0.65%, 06/03/2024	5,018,387
1,530,000	1.70%, 06/03/2028	1,517,554
6,000,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	6,277,173
515,000	MARB BondCo plc 3.95%, 01/29/2031(1)	490,023
535,000	MINERVA LUXEMBOURG S.A. Co. GUAR REGS 03/31 4.375 4.38%, 03/18/2031	508,625
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Food - 0.7% - (continued)
$ 5,020,000	Mondelez International Holdings Netherlands B.V. 2.13%, 09/19/2022(1)	$ 5,095,772
1,285,000	Performance Food Group, Inc. 4.25%, 08/01/2029(1)	1,285,000
	Post Holdings, Inc.
2,495,000	5.63%, 01/15/2028(1)	2,604,031
2,865,000	5.75%, 03/01/2027(1)	2,972,437
9,005,000	Tyson Foods, Inc. 4.00%, 03/01/2026	9,902,594
		107,141,018
	Forest Products & Paper - 0.1%
	Celulosa Arauco y Constitucion S.A.
870,000	4.50%, 08/01/2024	925,471
610,000	5.15%, 01/29/2050(3)	678,994
350,000	5.15%, 01/29/2050(1)	389,587
305,000	5.50%, 04/30/2049(1)	352,507
	Inversiones CMPC S.A.
560,000	3.85%, 01/13/2030(3)	580,090
370,000	3.85%, 01/13/2030(1)	383,274
5,735,000	Suzano Austria GmbH 3.13%, 01/15/2032	5,413,840
		8,723,763
	Gas - 0.2%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
692,000	5.50%, 05/20/2025	749,955
680,000	5.75%, 05/20/2027	760,682
2,738,000	5.88%, 08/20/2026	3,052,870
11,000,000	Brooklyn Union Gas Co. 3.87%, 03/04/2029(1)	11,988,060
	NiSource, Inc.
9,340,000	0.95%, 08/15/2025	9,159,232
2,260,000	3.49%, 05/15/2027	2,444,522
		28,155,321
	Hand/Machine Tools - 0.1%
9,715,000	Stanley Black & Decker, Inc. 3.40%, 03/01/2026	10,499,357
	Healthcare - Products - 0.3%
6,550,000	Abbott Laboratories 4.75%, 11/30/2036	8,379,290
	Alcon Finance Corp.
4,300,000	2.60%, 05/27/2030(1)	4,385,527
2,670,000	3.00%, 09/23/2029(1)	2,813,373
2,785,000	3.80%, 09/23/2049(1)	3,141,697
3,090,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	3,205,720
1,640,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(1)	1,703,120
	Mozart Debt Merger Sub, Inc.
5,025,000	3.88%, 04/01/2029(1)	5,003,493
2,272,000	5.25%, 10/01/2029(1)	2,306,080
22,120,000	Thermo Fisher Scientific, Inc. 0.80%, 10/18/2023	22,122,206
		53,060,506
	Healthcare - Services - 1.4%
715,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	729,300
10,065,000	Aetna, Inc. 2.80%, 06/15/2023	10,373,024
	Anthem, Inc.
2,115,000	1.50%, 03/15/2026	2,115,988
3,145,000	2.38%, 01/15/2025	3,255,778

The accompanying notes are an integral part of these financial statements.
41

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Healthcare - Services - 1.4% - (continued)
$ 8,480,000	2.55%, 03/15/2031	$ 8,663,603
3,235,000	3.30%, 01/15/2023	3,340,695
3,175,000	3.50%, 08/15/2024	3,374,272
14,000,000	3.65%, 12/01/2027	15,370,196
	Catalent Pharma Solutions, Inc.
700,000	3.13%, 02/15/2029(1)	679,875
695,000	3.50%, 04/01/2030(1)	689,788
415,000	5.00%, 07/15/2027(1)	428,488
	Centene Corp.
26,280,000	2.45%, 07/15/2028	26,190,853
755,000	4.25%, 12/15/2027	790,863
790,000	4.63%, 12/15/2029	852,213
	CHS/Community Health Systems, Inc.
5,850,000	4.75%, 02/15/2031(1)	5,834,673
1,235,000	5.63%, 03/15/2027(1)	1,292,366
3,255,000	6.63%, 02/15/2025(1)	3,385,200
12,840,000	CommonSpirit Health 2.76%, 10/01/2024	13,390,763
	HCA, Inc.
2,950,000	5.13%, 06/15/2039	3,649,869
7,585,000	5.38%, 02/01/2025	8,438,312
1,500,000	5.38%, 09/01/2026	1,708,273
115,000	5.63%, 09/01/2028	134,778
90,000	5.88%, 02/01/2029	107,119
1,627,000	7.50%, 11/15/2095	2,429,111
	Humana, Inc.
8,245,000	2.15%, 02/03/2032	7,981,911
3,555,000	3.85%, 10/01/2024	3,817,385
6,000,000	3.95%, 03/15/2027	6,613,338
EUR 820,000	IQVIA, Inc. 2.25%, 01/15/2028(1)	944,488
	Kaiser Foundation Hospitals
$ 8,755,000	2.81%, 06/01/2041	8,859,610
9,130,000	3.00%, 06/01/2051	9,477,687
14,225,000	Laboratory Corp. of America Holdings 2.30%, 12/01/2024	14,693,357
10,660,000	Partners Healthcare System, Inc. 3.19%, 07/01/2049	11,696,331
	Sutter Health
3,150,000	1.32%, 08/15/2025	3,138,406
3,645,000	3.16%, 08/15/2040	3,782,952
	UnitedHealth Group, Inc.
3,065,000	2.75%, 05/15/2040	3,080,502
5,550,000	3.05%, 05/15/2041	5,773,403
6,925,000	3.75%, 07/15/2025	7,556,065
13,530,000	5.80%, 03/15/2036	18,629,580
1,981,000	6.88%, 02/15/2038	3,049,912
		226,320,327
	Home Builders - 0.2%
	Ashton Woods USA LLC / Ashton Woods Finance Co.
1,105,000	4.63%, 08/01/2029(1)	1,095,331
810,000	4.63%, 04/01/2030(1)	795,825
2,990,000	6.63%, 01/15/2028(1)	3,161,925
3,875,000	Century Communities, Inc. 3.88%, 08/15/2029(1)	3,861,670
1,880,000	Empire Communities Corp. 7.00%, 12/15/2025(1)	1,945,800
640,000	KB Home 4.80%, 11/15/2029	689,600
	M/I Homes, Inc.
2,040,000	3.95%, 02/15/2030(1)	2,014,500
1,325,000	4.95%, 02/01/2028	1,378,000
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Home Builders - 0.2% - (continued)
$ 2,230,000	STL Holding Co. LLC 7.50%, 02/15/2026(1)	$ 2,335,925
	Taylor Morrison Communities, Inc.
1,055,000	5.13%, 08/01/2030(1)	1,118,300
2,735,000	5.75%, 01/15/2028(1)	3,011,016
2,903,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(1)	3,000,977
		24,408,869
	Household Products/Wares - 0.0%
1,035,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	1,078,987
	S.C. Johnson & Son, Inc.
2,520,000	4.00%, 05/15/2043(1)	2,958,157
1,840,000	4.75%, 10/15/2046(1)	2,433,353
		6,470,497
	Insurance - 1.9%
1,470,000	ACE Capital Trust 9.70%, 04/01/2030	2,193,429
	Acrisure LLC / Acrisure Finance, Inc.
4,280,000	7.00%, 11/15/2025(1)	4,322,800
1,335,000	10.13%, 08/01/2026(1)	1,475,175
1,615,000	AIA Group Ltd. 3.20%, 09/16/2040(1)	1,647,785
13,575,000	Allstate Corp. 0.75%, 12/15/2025	13,301,585
	American International Group, Inc.
7,510,000	2.50%, 06/30/2025	7,801,682
8,225,000	4.38%, 06/30/2050	10,238,566
5,348,000	4.70%, 07/10/2035	6,434,330
	Aon plc
4,775,000	3.50%, 06/14/2024	5,061,422
3,480,000	3.88%, 12/15/2025	3,802,349
2,300,000	4.25%, 12/12/2042	2,659,698
1,200,000	AssuredPartners, Inc. 5.63%, 01/15/2029(1)	1,191,000
7,000,000	Athene Global Funding 2.67%, 06/07/2031(1)	7,014,646
3,460,000	Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	4,271,043
3,995,000	Brighthouse Financial Global Funding 1.55%, 05/24/2026(1)	3,969,757
21,570,000	Brighthouse Financial, Inc. 5.63%, 05/15/2030	25,890,980
6,100,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	5,999,736
21,555,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	24,407,698
	Genworth Holdings, Inc.
205,000	4.80%, 02/15/2024	209,594
1,480,000	4.90%, 08/15/2023	1,513,300
1,200,000	6.50%, 06/15/2034	1,249,500
3,980,000	Guardian Life Global Funding 1.25%, 05/13/2026(1)	3,942,329
15,255,000	Liberty Mutual Group, Inc. 4.30%, 02/01/2061(1)	14,225,288
7,455,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	9,432,920
1,625,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(1)	1,803,854
10,000,000	MassMutual Global Funding II 2.35%, 01/14/2027(1)	10,318,002
13,735,000	Metropolitan Life Global Funding 3.00%, 09/19/2027(1)	14,611,410

The accompanying notes are an integral part of these financial statements.
42

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Insurance - 1.9% - (continued)
$ 2,795,000	MGIC Investment Corp. 5.25%, 08/15/2028	$ 2,973,461
	Nationwide Mutual Insurance Co.
12,700,000	4.35%, 04/30/2050(1)	14,771,462
4,940,000	9.38%, 08/15/2039(1)	8,580,269
14,205,000	New York Life Global Funding 3.00%, 01/10/2028(1)	15,227,088
2,775,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	3,179,330
1,170,000	NMI Holdings, Inc. 7.38%, 06/01/2025(1)	1,344,295
12,790,000	Northwestern Mutual Global Funding 1.70%, 06/01/2028(1)	12,651,620
6,320,000	Pacific Life Global Funding 1.38%, 04/14/2026(1)	6,312,716
10,250,000	Protective Life Global Funding 1.62%, 04/15/2026(1)	10,240,790
	Unum Group
865,000	4.00%, 06/15/2029	958,269
18,000,000	4.50%, 12/15/2049	19,491,975
	Willis North America, Inc.
11,435,000	3.60%, 05/15/2024	12,102,216
6,752,000	4.50%, 09/15/2028	7,641,100
		304,464,469
	Internet - 0.4%
9,179,000	Alibaba Group Holding Ltd. 4.00%, 12/06/2037	9,948,067
	Amazon.com, Inc.
9,165,000	3.88%, 08/22/2037	10,766,630
4,320,000	4.25%, 08/22/2057	5,657,244
5,535,000	4.95%, 12/05/2044	7,438,934
	Arches Buyer, Inc.
3,004,000	4.25%, 06/01/2028(1)	3,028,212
2,395,000	6.13%, 12/01/2028(1)	2,415,956
5,200,000	Endure Digital, Inc. 6.00%, 02/15/2029(1)	4,784,000
2,590,000	Go Daddy Operating Co. LLC 3.50%, 03/01/2029(1)	2,499,350
	Meituan
335,000	2.13%, 10/28/2025(1)	323,121
1,745,000	3.05%, 10/28/2030(3)	1,621,691
1,569,000	3.05%, 10/28/2030(1)	1,458,128
505,000	MercadoLibre, Inc. 2.38%, 01/14/2026	491,112
	Tencent Holdings Ltd.
1,305,000	2.39%, 06/03/2030(1)	1,273,708
975,000	3.24%, 06/03/2050(1)	944,679
15,410,000	3.60%, 01/19/2028(1)	16,352,168
285,000	3.68%, 04/22/2041(1)	295,089
435,000	3.84%, 04/22/2051(1)	458,960
255,000	3.93%, 01/19/2038(1)	271,555
		70,028,604
	Investment Company Security - 0.0%
5,970,000	JAB Holdings B.V. 3.75%, 05/28/2051(1)	6,539,486
	Iron/Steel - 0.1%
1,025,000	CSN Resources S.A. 7.63%, 04/17/2026(1)	1,083,948
505,000	JSW Steel Ltd. 3.95%, 04/05/2027(1)	509,838
1,545,000	Nucor Corp. 2.00%, 06/01/2025	1,577,309
4,159,000	Steel Dynamics, Inc. 2.80%, 12/15/2024	4,349,483
8,975,000	Vale Overseas Ltd. 3.75%, 07/08/2030	9,131,614
		16,652,192
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	IT Services - 1.2%
	Apple, Inc.
$ 13,900,000	1.20%, 02/08/2028	$ 13,490,270
10,895,000	2.38%, 02/08/2041	10,590,838
13,645,000	2.65%, 02/08/2051	13,457,416
12,960,000	2.70%, 08/05/2051	12,895,657
4,545,000	2.95%, 09/11/2049	4,707,716
2,600,000	3.75%, 11/13/2047	3,059,987
1,300,000	3.85%, 05/04/2043	1,533,610
6,520,000	3.85%, 08/04/2046	7,761,691
2,895,000	4.25%, 02/09/2047	3,652,184
4,420,000	4.38%, 05/13/2045	5,647,010
10,000,000	4.65%, 02/23/2046	13,201,225
	HP, Inc.
9,370,000	2.20%, 06/17/2025	9,612,433
9,370,000	3.00%, 06/17/2027	9,904,270
	International Business Machines Corp.
8,545,000	1.70%, 05/15/2027	8,553,483
4,755,000	4.15%, 05/15/2039	5,566,065
1,545,000	4.25%, 05/15/2049	1,896,128
9,385,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	9,198,118
10,065,000	Leidos, Inc. 2.30%, 02/15/2031	9,691,890
	Presidio Holdings, Inc.
3,526,000	4.88%, 02/01/2027(1)	3,587,705
1,375,000	8.25%, 02/01/2028(1)	1,460,938
	SYNNEX Corp.
16,660,000	1.75%, 08/09/2026(1)	16,315,256
16,660,000	2.38%, 08/09/2028(1)	16,323,062
1,293,000	Western Digital Corp. 4.75%, 02/15/2026	1,417,451
		183,524,403
	Leisure Time - 0.1%
	Carnival Corp.
471,000	5.75%, 03/01/2027(1)	479,384
5,640,000	6.00%, 05/01/2029(1)	5,651,280
995,000	7.63%, 03/01/2026(1)	1,128,202
3,800,000	MajorDrive Holdings LLC 6.38%, 06/01/2029(1)	3,655,600
5,350,000	Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(1)	5,450,313
		16,364,779
	Lodging - 0.2%
525,000	Boyd Gaming Corp. 4.75%, 12/01/2027	540,908
10,870,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	11,129,736
	Sands China Ltd.
1,005,000	2.30%, 03/08/2027(1)	951,032
1,125,000	2.85%, 03/08/2029(1)	1,055,767
12,950,000	3.25%, 08/08/2031(1)(4)	12,125,473
1,725,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(1)	1,707,750
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
2,195,000	5.25%, 05/15/2027(1)(4)	2,222,437
2,660,000	5.50%, 03/01/2025(1)	2,703,225
1,505,000	Wynn Macau Ltd. 5.13%, 12/15/2029(1)	1,355,915
		33,792,243
	Machinery-Diversified - 0.2%
21,890,000	Otis Worldwide Corp. 2.29%, 04/05/2027	22,448,401
2,205,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	2,333,893
		24,782,294

The accompanying notes are an integral part of these financial statements.
43

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Media - 1.9%
$ 200,000	Cable Onda S.A. 4.50%, 01/30/2030(1)	$ 207,450
	CCO Holdings LLC / CCO Holdings Capital Corp.
13,200,000	4.25%, 02/01/2031(1)	13,140,600
20,135,000	4.25%, 01/15/2034(1)	19,527,124
1,270,000	4.50%, 08/15/2030(1)	1,292,225
	Charter Communications Operating LLC / Charter Communications Operating Capital
11,180,000	2.25%, 01/15/2029	10,999,934
7,910,000	3.90%, 06/01/2052	7,993,300
4,445,000	4.40%, 12/01/2061	4,714,067
10,428,000	4.80%, 03/01/2050	11,839,969
8,240,000	4.91%, 07/23/2025	9,164,178
10,990,000	5.38%, 05/01/2047	13,310,286
4,595,000	5.75%, 04/01/2048	5,867,469
6,903,000	6.48%, 10/23/2045	9,513,905
	Comcast Corp.
25,484,000	2.89%, 11/01/2051(1)	24,757,028
7,000,000	2.94%, 11/01/2056(1)	6,739,917
7,884,000	2.99%, 11/01/2063(1)	7,530,182
10,280,000	3.20%, 07/15/2036	10,931,655
2,810,000	3.25%, 11/01/2039	2,950,649
6,640,000	3.40%, 07/15/2046	7,145,264
1,925,000	3.75%, 04/01/2040	2,149,595
2,520,000	3.97%, 11/01/2047	2,897,174
4,530,000	4.40%, 08/15/2035	5,370,932
4,557,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	4,788,004
	CSC Holdings LLC
530,000	3.38%, 02/15/2031(1)	482,698
5,360,000	5.50%, 04/15/2027(1)	5,534,200
3,480,000	6.50%, 02/01/2029(1)	3,732,300
	Discovery Communications LLC
14,315,000	3.63%, 05/15/2030	15,408,602
855,000	3.90%, 11/15/2024	916,685
6,110,000	3.95%, 06/15/2025	6,604,160
1,941,000	4.00%, 09/15/2055	2,058,383
3,846,000	4.65%, 05/15/2050	4,529,161
13,920,000	5.20%, 09/20/2047	17,390,417
5,395,000	5.30%, 05/15/2049	6,871,456
	DISH DBS Corp.
2,680,000	5.00%, 03/15/2023	2,773,800
1,500,000	5.13%, 06/01/2029	1,443,750
1,525,000	5.88%, 07/15/2022	1,563,125
2,170,000	5.88%, 11/15/2024	2,311,050
2,210,000	7.38%, 07/01/2028	2,323,262
830,000	7.75%, 07/01/2026	922,338
2,930,000	Nexstar Broadcasting, Inc. 5.63%, 07/15/2027(1)	3,091,150
335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	352,588
490,000	Sinclair Television Group, Inc. 4.13%, 12/01/2030(1)	466,725
	Sirius XM Radio, Inc.
1,010,000	3.13%, 09/01/2026(1)	1,011,262
1,770,000	4.00%, 07/15/2028(1)	1,780,973
	Time Warner Cable LLC
10,340,000	5.88%, 11/15/2040	13,013,649
2,825,000	6.75%, 06/15/2039	3,863,746
1,565,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	2,301,829
1,470,000	TK Elevator U.S. Newco, Inc. 5.25%, 07/15/2027(1)	1,496,166
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Media - 1.9% - (continued)
$ 7,947,000	ViacomCBS, Inc. 4.38%, 03/15/2043	$ 9,072,280
4,475,000	Virgin Media Secured Finance plc 4.50%, 08/15/2030(1)	4,469,406
	Walt Disney Co.
1,177,000	5.40%, 10/01/2043	1,622,872
2,440,000	6.40%, 12/15/2035	3,519,337
	Ziggo B.V.
435,000	4.88%, 01/15/2030(1)	442,125
3,493,000	5.50%, 01/15/2027(1)	3,580,325
		307,780,727
	Metal Fabricate/Hardware - 0.0%
470,000	Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(1)	488,800
	Novelis Corp.
795,000	3.25%, 11/15/2026(1)	793,012
820,000	3.88%, 08/15/2031(1)	800,566
3,230,000	4.75%, 01/30/2030(1)	3,359,200
		5,441,578
	Mining - 0.2%
	Anglo American Capital plc
1,001,000	4.88%, 05/14/2025(1)	1,108,024
6,485,000	5.63%, 04/01/2030(1)	7,760,749
	AngloGold Ashanti Holdings plc
750,000	3.38%, 11/01/2028	745,721
730,000	3.75%, 10/01/2030	738,212
	Constellium SE
680,000	3.75%, 04/15/2029(1)(4)	656,166
1,716,000	5.63%, 06/15/2028(1)	1,799,964
2,640,000	5.88%, 02/15/2026(1)	2,683,560
940,000	FMG Resources August Pty Ltd. 4.38%, 04/01/2031(1)	951,750
795,000	Nacional del Cobre de Chile Corp. 3.70%, 01/30/2050(1)	805,367
8,355,000	Rio Tinto Finance USA Ltd. 2.75%, 11/02/2051	8,263,295
		25,512,808
	Miscellaneous Manufacturing - 0.2%
	General Electric Co.
5,655,000	3.45%, 05/01/2027	6,167,631
2,845,000	4.25%, 05/01/2040	3,399,257
8,506,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	10,654,702
	Siemens Financieringsmaatschappij N.V.
11,475,000	1.20%, 03/11/2026(1)	11,360,946
8,365,000	1.70%, 03/11/2028(1)	8,286,014
		39,868,550
	Office/Business Equipment - 0.0%
	CDW LLC / CDW Finance Corp.
730,000	4.13%, 05/01/2025	750,987
1,050,000	4.25%, 04/01/2028	1,086,750
	Xerox Corp.
4,050,000	4.38%, 03/15/2023	4,178,263
145,000	4.80%, 03/01/2035	144,638
1,525,000	Xerox Holdings Corp. 5.00%, 08/15/2025(1)	1,584,094
		7,744,732
	Oil & Gas - 1.7%
	Aker BP ASA
2,920,000	3.75%, 01/15/2030(1)	3,121,023
8,995,000	4.00%, 01/15/2031(1)	9,778,379

The accompanying notes are an integral part of these financial statements.
44

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Oil & Gas - 1.7% - (continued)
	Apache Corp.
$ 1,975,000	4.38%, 10/15/2028	$ 2,118,918
2,880,000	4.63%, 11/15/2025	3,104,611
1,163,000	5.10%, 09/01/2040	1,303,316
	BP Capital Markets America, Inc.
4,750,000	2.94%, 06/04/2051	4,630,007
6,170,000	3.00%, 03/17/2052	6,075,099
7,125,000	3.06%, 06/17/2041	7,182,849
11,380,000	3.38%, 02/08/2061	11,651,556
3,945,000	3.63%, 04/06/2030	4,367,198
1,389,000	Canadian Natural Resources Ltd. 3.90%, 02/01/2025	1,485,804
	Continental Resources, Inc.
3,470,000	4.38%, 01/15/2028	3,786,637
875,000	4.90%, 06/01/2044	992,819
785,000	5.75%, 01/15/2031(1)	940,038
2,415,000	Coterra Energy, Inc. 3.90%, 05/15/2027(1)	2,635,026
490,000	Delek & Avner Tamar Bond Ltd. 5.41%, 12/30/2025(1)(3)	490,594
3,345,000	Devon Financing Co. LLC 7.88%, 09/30/2031	4,743,672
	Ecopetrol S.A.
1,755,000	4.63%, 11/02/2031	1,740,267
1,290,000	5.38%, 06/26/2026	1,395,109
	Empresa Nacional del Petroleo
200,000	4.50%, 09/14/2047(3)	197,564
630,000	5.25%, 11/06/2029(3)	688,244
	Energean Israel Finance Ltd.
835,000	4.50%, 03/30/2024(1)(3)	851,700
795,000	4.88%, 03/30/2026(1)(3)	807,720
	EQT Corp.
1,285,000	3.13%, 05/15/2026(1)	1,294,638
1,650,000	3.90%, 10/01/2027	1,760,550
	Equinor ASA
3,685,000	2.38%, 05/22/2030	3,776,904
3,365,000	3.63%, 04/06/2040	3,787,073
2,055,000	3.70%, 04/06/2050	2,406,750
495,000	Frontera Energy Corp. 7.88%, 06/21/2028(1)	476,438
	Hess Corp.
2,980,000	7.13%, 03/15/2033	4,013,938
10,742,000	7.30%, 08/15/2031	14,421,198
	KazMunayGas National Co. JSC
600,000	5.75%, 04/19/2047(3)	723,324
800,000	6.38%, 10/24/2048(3)	1,028,048
	Leviathan Bond Ltd.
705,000	6.13%, 06/30/2025(1)(3)	759,638
1,165,000	6.50%, 06/30/2027(1)(3)	1,269,850
715,000	6.75%, 06/30/2030(1)(3)	783,819
1,905,000	Lukoil Capital DAC 2.80%, 04/26/2027(1)	1,898,333
	Lundin Energy Finance B.V.
7,470,000	2.00%, 07/15/2026(1)	7,444,293
8,100,000	3.10%, 07/15/2031(1)	8,167,606
14,745,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	16,292,767
	Occidental Petroleum Corp.
3,145,000	3.00%, 02/15/2027	3,145,000
1,980,000	3.20%, 08/15/2026	2,004,750
3,190,000	3.40%, 04/15/2026	3,254,885
6,972,000	4.20%, 03/15/2048	6,794,423
1,098,000	4.40%, 04/15/2046	1,110,919
1,285,000	5.50%, 12/01/2025	1,413,372
640,000	6.13%, 01/01/2031	766,400
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Oil & Gas - 1.7% - (continued)
$ 1,234,000	6.38%, 09/01/2028	$ 1,446,408
	Ovintiv Exploration, Inc.
1,310,000	5.38%, 01/01/2026	1,459,101
2,180,000	5.63%, 07/01/2024	2,400,127
	Petrobras Global Finance B.V.
2,320,000	5.50%, 06/10/2051	2,050,300
1,510,000	6.75%, 06/03/2050	1,548,928
	Petroleos de Venezuela S.A.
435,000	6.00%, 05/16/2024(3)(9)	21,750
190,000	9.00%, 11/17/2021(3)(9)	9,500
	Petroleos Mexicanos
2,550,000	5.63%, 01/23/2046	2,072,614
12,785,000	5.95%, 01/28/2031	12,560,623
300,000	6.38%, 01/23/2045	258,903
50,000	6.75%, 09/21/2047	44,225
4,830,000	7.69%, 01/23/2050	4,636,800
12,235,000	Qatar Petroleum Industry 2.25%, 07/12/2031(1)	12,051,475
22,900,000	Qatar Petroleum SR Unsecured 1.38%, 09/12/2026(1)	22,603,857
	Saudi Arabian Oil Co.
2,425,000	1.63%, 11/24/2025(1)	2,410,741
2,975,000	2.25%, 11/24/2030(1)	2,881,644
6,174,000	2.88%, 04/16/2024(1)	6,410,464
	Shell International Finance B.V.
4,199,000	4.00%, 05/10/2046	5,028,578
1,056,000	4.38%, 05/11/2045	1,323,032
2,320,000	4.55%, 08/12/2043	2,923,309
	State Oil Co. of the Azerbaijan Republic
725,000	4.75%, 03/13/2023(3)	752,940
1,570,000	6.95%, 03/18/2030(3)	1,919,287
	Suncor Energy, Inc.
1,510,000	3.75%, 03/04/2051	1,646,894
3,735,000	4.00%, 11/15/2047	4,211,696
2,365,000	Transocean, Inc. 6.80%, 03/15/2038(4)	1,415,098
	Valero Energy Corp.
3,130,000	4.00%, 04/01/2029	3,435,882
3,460,000	4.35%, 06/01/2028	3,883,605
	YPF S.A.
2,060,625	8.50%, 03/23/2025	1,872,614
720,125	8.50%, 03/23/2025(1)	654,421
		266,817,882
	Oil & Gas Services - 0.1%
7,675,000	Halliburton Co. 4.85%, 11/15/2035	9,109,441
	Packaging & Containers - 0.3%
4,700,000	ARD Finance S.A. (6.50% Cash, 7.25% PIK) 6.50%, 06/30/2027(1)(8)	4,923,250
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
1,040,000	4.13%, 08/15/2026(1)	1,060,831
870,000	5.25%, 04/30/2025(1)	904,800
4,595,000	5.25%, 08/15/2027(1)	4,583,512
2,510,000	Berry Global, Inc. 5.63%, 07/15/2027(1)	2,628,874
2,283,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	2,352,175
5,230,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(1)	5,282,300
495,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	490,050
1,125,000	Klabin Austria GmbH 3.20%, 01/12/2031(1)	1,035,225

The accompanying notes are an integral part of these financial statements.
45

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Packaging & Containers - 0.3% - (continued)
$ 1,725,000	Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025(1)	$ 1,670,179
390,000	OI European Group B.V. 4.00%, 03/15/2023(1)	398,873
	Owens-Brockway Glass Container, Inc.
2,960,000	5.88%, 08/15/2023(1)	3,115,400
2,710,000	6.38%, 08/15/2025(1)	2,964,062
16,225,000	Sealed Air Corp. 1.57%, 10/15/2026(1)	15,958,974
EUR 2,830,000	Silgan Holdings, Inc. 2.25%, 06/01/2028	3,271,545
2,990,000	Titan Holdings II B.V. 5.13%, 07/15/2029(1)	3,410,469
$ 1,590,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(1)	1,651,581
		55,702,100
	Pharmaceuticals - 1.9%
	AbbVie, Inc.
7,100,000	2.30%, 11/21/2022	7,223,088
15,320,000	2.95%, 11/21/2026	16,200,354
4,630,000	4.05%, 11/21/2039	5,315,583
7,060,000	4.25%, 11/21/2049	8,481,374
7,590,000	4.45%, 05/14/2046	9,254,227
2,840,000	4.63%, 10/01/2042	3,439,659
1,118,000	4.70%, 05/14/2045	1,399,540
3,702,000	4.85%, 06/15/2044	4,677,411
17,470,000	AmerisourceBergen Corp. 2.70%, 03/15/2031	17,773,863
	Astrazeneca Finance LLC
8,555,000	1.20%, 05/28/2026	8,479,748
8,785,000	1.75%, 05/28/2028	8,757,027
	AstraZeneca plc
1,620,000	3.00%, 05/28/2051(4)	1,711,452
11,865,000	3.38%, 11/16/2025	12,844,498
	Bausch Health Cos., Inc.
4,635,000	5.00%, 01/30/2028(1)	4,278,198
4,640,000	5.00%, 02/15/2029(1)	4,257,200
2,050,000	5.25%, 01/30/2030(1)	1,847,542
1,606,000	6.13%, 04/15/2025(1)	1,635,743
2,550,000	7.00%, 01/15/2028(1)	2,582,219
360,000	9.00%, 12/15/2025(1)	377,665
	Bayer U.S. Finance LLC
2,900,000	4.20%, 07/15/2034(1)	3,241,152
7,820,000	4.25%, 12/15/2025(1)	8,574,368
7,426,000	Becton Dickinson and Co. 3.36%, 06/06/2024	7,831,041
	Bristol-Myers Squibb Co.
4,125,000	1.13%, 11/13/2027(4)	4,015,599
5,000,000	1.45%, 11/13/2030(4)	4,777,984
5,935,000	2.35%, 11/13/2040	5,666,724
7,410,000	2.55%, 11/13/2050	7,078,030
2,000,000	3.25%, 08/01/2042	2,186,265
4,384,000	3.88%, 08/15/2025	4,795,341
4,655,000	4.25%, 10/26/2049	5,845,276
	Cigna Corp.
7,085,000	1.25%, 03/15/2026(4)	7,006,035
1,655,000	3.20%, 03/15/2040	1,701,650
4,305,000	3.25%, 04/15/2025	4,570,722
15,680,000	4.13%, 11/15/2025	17,248,640
	CVS Health Corp.
3,280,000	3.00%, 08/15/2026	3,491,664
4,605,000	4.13%, 04/01/2040	5,275,249
14,295,000	4.78%, 03/25/2038	17,468,042
3,455,000	5.13%, 07/20/2045	4,541,443
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Pharmaceuticals - 1.9% - (continued)
	CVS Pass-Through Trust
$ 9,447	6.04%, 12/10/2028	$ 10,936
22,250	6.94%, 01/10/2030	26,707
3,655,000	Eli Lilly & Co. 2.50%, 09/15/2060	3,434,442
8,110,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	8,814,639
6,420,000	Johnson & Johnson 3.63%, 03/03/2037	7,450,024
	Pfizer, Inc.
16,740,000	1.75%, 08/18/2031	16,273,831
4,525,000	4.00%, 12/15/2036	5,377,069
2,725,000	4.00%, 03/15/2049	3,361,677
	Teva Pharmaceutical Finance Netherlands B.V.
15,000	2.80%, 07/21/2023	15,110
18,390,000	3.15%, 10/01/2026	17,332,575
		297,948,626
	Pipelines - 1.7%
3,100,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(1)	3,239,500
	Buckeye Partners L.P.
1,997,000	3.95%, 12/01/2026	2,047,264
1,005,000	4.13%, 03/01/2025(1)	1,030,125
1,360,000	4.13%, 12/01/2027	1,370,200
1,030,000	4.50%, 03/01/2028(1)	1,017,125
1,154,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	1,232,103
5,510,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	6,088,550
3,630,000	DT Midstream, Inc. 4.13%, 06/15/2029(1)	3,655,954
7,180,000	Eastern Gas Transmission & Storage, Inc. 3.00%, 11/15/2029(1)	7,469,808
23,150,000	Enbridge, Inc. 2.50%, 08/01/2033	22,942,202
	Energy Transfer Operating L.P.
7,950,000	3.75%, 05/15/2030	8,477,605
2,275,000	4.90%, 03/15/2035	2,581,773
1,190,000	5.15%, 03/15/2045	1,385,523
9,000,000	5.25%, 04/15/2029	10,458,094
5,100,000	5.30%, 04/01/2044	5,971,611
4,958,000	5.30%, 04/15/2047	5,873,149
1,065,000	5.35%, 05/15/2045	1,258,170
775,000	6.00%, 06/15/2048	988,603
4,045,000	6.13%, 12/15/2045	5,181,906
3,910,000	6.25%, 04/15/2049	5,187,438
2,935,000	EnLink Midstream LLC 5.63%, 01/15/2028(1)	3,112,076
	Enterprise Products Operating LLC
4,050,000	3.30%, 02/15/2053	4,052,854
5,430,000	4.20%, 01/31/2050	6,206,815
2,760,000	4.25%, 02/15/2048	3,155,312
6,975,000	4.80%, 02/01/2049	8,598,178
1,516,000	4.85%, 08/15/2042	1,832,841
	EQM Midstream Partners L.P.
1,505,000	4.50%, 01/15/2029(1)	1,542,625
1,150,000	4.75%, 01/15/2031(1)	1,190,624
795,000	6.00%, 07/01/2025(1)	862,575
805,000	6.50%, 07/01/2027(1)	895,563
1,500,000	6.50%, 07/15/2048	1,784,130
	Galaxy Pipeline Assets Bidco Ltd.
1,164,595	1.75%, 09/30/2027(1)	1,170,543
14,955,000	2.16%, 03/31/2034(1)	14,566,610
1,585,000	2.63%, 03/31/2036(1)	1,544,133

The accompanying notes are an integral part of these financial statements.
46

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Pipelines - 1.7% - (continued)
$ 920,000	2.94%, 09/30/2040(1)	$ 903,669
790,000	3.25%, 09/30/2040(1)	785,254
2,730,000	Gray Oak Pipeline LLC 2.00%, 09/15/2023(1)	2,773,314
	MPLX L.P.
3,750,000	4.00%, 02/15/2025	4,028,056
6,490,000	4.25%, 12/01/2027	7,234,656
2,770,000	4.90%, 04/15/2058	3,285,829
4,780,000	5.20%, 12/01/2047	5,841,839
4,490,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	4,572,956
4,000,000	ONEOK, Inc. 6.35%, 01/15/2031	5,084,965
8,305,000	Phillips 66 Partners L.P. 3.15%, 12/15/2029	8,684,832
	Sabine Pass Liquefaction LLC
1,345,000	5.00%, 03/15/2027	1,525,372
4,000,000	5.88%, 06/30/2026	4,643,085
5,065,000	Southern Natural Gas Co. LLC 0.63%, 04/28/2023(1)	5,048,771
495,000	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 6.00%, 09/01/2031(1)	486,956
	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
1,375,000	4.00%, 01/15/2032(1)	1,418,959
870,000	4.88%, 02/01/2031	938,060
5,175,000	6.50%, 07/15/2027	5,543,719
	TransCanada PipeLines Ltd.
6,025,000	1.00%, 10/12/2024	6,000,221
13,360,000	2.50%, 10/12/2031	13,295,520
5,840,000	4.63%, 03/01/2034	6,857,646
2,870,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	3,225,789
	Venture Global Calcasieu Pass LLC
1,890,000	3.88%, 08/15/2029(1)	1,926,288
1,470,000	4.13%, 08/15/2031(1)	1,521,377
	Western Midstream Operating L.P.
5,845,000	5.30%, 02/01/2030	6,407,581
1,675,000	6.50%, 02/01/2050	2,004,942
	Williams Cos., Inc.
4,145,000	5.10%, 09/15/2045	5,183,133
4,100,000	5.40%, 03/04/2044	5,163,638
2,224,000	6.30%, 04/15/2040	3,033,087
		265,391,096
	Real Estate - 0.0%
	CIFI Holdings Group Co., Ltd.
1,035,000	5.25%, 05/13/2026(3)	984,536
200,000	6.00%, 07/16/2025(3)	195,056
	Country Garden Holdings Co., Ltd.
1,090,000	3.30%, 01/12/2031(3)	981,264
200,000	4.20%, 02/06/2026(3)	188,442
200,000	5.40%, 05/27/2025(3)	197,189
860,000	5.63%, 01/14/2030(3)	844,072
225,000	6.15%, 09/17/2025(3)	226,230
1,435,000	Shimao Group Holdings Ltd. 3.45%, 01/11/2031(3)	1,211,291
	Times China Holdings Ltd.
1,440,000	6.20%, 03/22/2026(3)	1,096,515
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Real Estate - 0.0% - (continued)
$ 575,000	6.75%, 07/08/2025(3)	$ 454,772
1,905,000	Yuzhou Group Holdings Co., Ltd. 7.70%, 02/20/2025(3)	947,440
		7,326,807
	Real Estate Investment Trusts - 0.9%
	American Tower Corp.
1,000,000	1.45%, 09/15/2026	985,280
27,070,000	1.60%, 04/15/2026	26,925,935
	Brixmor Operating Partnership L.P.
3,195,000	2.50%, 08/16/2031	3,129,091
14,470,000	4.13%, 05/15/2029	16,173,345
8,745,000	Crown Castle International Corp. 3.20%, 09/01/2024	9,211,267
	Equinix, Inc.
11,210,000	1.45%, 05/15/2026	11,078,301
2,645,000	1.80%, 07/15/2027	2,628,167
2,730,000	2.00%, 05/15/2028	2,700,821
	GLP Capital L.P. / GLP Financing II, Inc.
7,675,000	4.00%, 01/15/2031	8,180,322
4,750,000	5.30%, 01/15/2029	5,434,285
4,815,000	5.75%, 06/01/2028	5,591,034
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
3,435,000	4.25%, 02/01/2027(1)	3,452,141
365,000	5.25%, 10/01/2025(1)	367,737
	Service Properties Trust
530,000	3.95%, 01/15/2028	494,225
3,875,000	7.50%, 09/15/2025	4,288,894
3,885,000	Simon Property Group L.P. 3.25%, 09/13/2049	4,028,785
5,605,000	UDR, Inc. 2.10%, 08/01/2032	5,367,037
3,675,000	VEREIT Operating Partnership L.P. 3.40%, 01/15/2028	3,958,995
	VICI Properties L.P. / VICI Note Co., Inc.
285,000	3.50%, 02/15/2025(1)	289,987
185,000	3.75%, 02/15/2027(1)	190,088
213,000	4.13%, 08/15/2030(1)	223,650
1,200,000	4.25%, 12/01/2026(1)	1,246,128
1,000,000	4.63%, 12/01/2029(1)	1,066,875
	Welltower, Inc.
18,460,000	3.63%, 03/15/2024	19,580,394
2,620,000	4.00%, 06/01/2025	2,839,013
		139,431,797
	Retail - 1.0%
	1011778 BC ULC / New Red Finance, Inc.
2,830,000	3.50%, 02/15/2029(1)	2,745,100
1,780,000	3.88%, 01/15/2028(1)	1,775,692
840,000	4.00%, 10/15/2030(1)	813,733
4,020,000	4.38%, 01/15/2028(1)	4,041,065
	Ambience Merger Sub, Inc.
430,000	4.88%, 07/15/2028(1)	422,183
460,000	7.13%, 07/15/2029(1)	443,265
2,125,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	2,191,406
	Gap, Inc.
1,945,000	3.63%, 10/01/2029(1)	1,906,100
1,945,000	3.88%, 10/01/2031(1)	1,906,100
1,180,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(1)	1,180,236

The accompanying notes are an integral part of these financial statements.
47

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Retail - 1.0% - (continued)
	Home Depot, Inc.
$ 3,627,000	3.50%, 09/15/2056	$ 4,125,037
2,815,000	4.50%, 12/06/2048	3,684,964
5,215,000	5.88%, 12/16/2036	7,351,862
1,275,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	1,319,625
	L Brands, Inc.
2,295,000	5.25%, 02/01/2028	2,474,010
2,190,000	6.63%, 10/01/2030(1)	2,452,143
4,870,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	4,729,257
735,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	777,075
	Lowe's Cos., Inc.
5,000,000	2.80%, 09/15/2041	4,911,257
7,370,000	3.70%, 04/15/2046	8,194,695
	Macy's Retail Holdings LLC
75,000	2.88%, 02/15/2023	75,750
599,000	3.63%, 06/01/2024(4)	619,037
632,000	5.88%, 04/01/2029(1)(4)	673,513
	McDonald's Corp.
9,130,000	1.45%, 09/01/2025	9,184,988
5,262,000	3.38%, 05/26/2025	5,631,744
3,615,000	4.60%, 05/26/2045	4,528,454
5,000,000	6.30%, 10/15/2037	7,168,732
	Michaels Cos., Inc.
2,400,000	5.25%, 05/01/2028(1)	2,424,000
1,305,000	7.88%, 05/01/2029(1)(4)	1,318,050
7,340,000	O'Reilly Automotive, Inc. 3.90%, 06/01/2029	8,172,626
	PetSmart, Inc.
2,800,000	4.75%, 02/15/2028(1)	2,877,000
425,000	7.75%, 02/15/2029(1)	459,306
4,818,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(1)	5,016,742
1,915,000	SRS Distribution, Inc. 4.63%, 07/01/2028(1)	1,957,705
6,485,000	Staples, Inc. 7.50%, 04/15/2026(1)	6,549,850
	Walmart, Inc.
32,900,000	1.50%, 09/22/2028	32,558,498
9,490,000	2.50%, 09/22/2041	9,529,424
	Yum! Brands, Inc.
690,000	4.75%, 01/15/2030(1)	738,300
220,000	7.75%, 04/01/2025(1)	233,959
		157,162,483
	Semiconductors - 1.6%
29,603,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.14%, 11/15/2035(1)	29,170,072
	Broadcom, Inc.
5,600,000	2.60%, 02/15/2033(1)	5,404,596
2,843,000	3.19%, 11/15/2036(1)	2,798,454
17,971,000	3.42%, 04/15/2033(1)	18,552,051
5,034,000	3.47%, 04/15/2034(1)	5,199,127
5,255,000	3.50%, 02/15/2041(1)	5,220,969
10,362,000	4.11%, 09/15/2028	11,444,449
10,462,000	4.15%, 11/15/2030	11,500,593
6,700,000	4.30%, 11/15/2032	7,464,829
	Intel Corp.
18,600,000	2.80%, 08/12/2041	18,523,046
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Semiconductors - 1.6% - (continued)
$ 4,860,000	3.10%, 02/15/2060	$ 4,903,283
2,976,000	4.10%, 05/11/2047	3,548,474
	Marvell Technology, Inc.
23,675,000	1.65%, 04/15/2026	23,514,952
10,375,000	2.45%, 04/15/2028	10,419,716
	Microchip Technology, Inc.
15,455,000	0.97%, 02/15/2024(1)	15,372,791
17,755,000	2.67%, 09/01/2023	18,300,383
	Micron Technology, Inc.
8,695,000	2.70%, 04/15/2032	8,680,132
4,150,000	4.98%, 02/06/2026	4,664,849
	NVIDIA Corp.
4,740,000	3.50%, 04/01/2050	5,419,986
1,180,000	3.70%, 04/01/2060	1,397,704
	NXP B.V. / NXP Funding LLC
10,000,000	3.88%, 09/01/2022(1)	10,274,982
14,163,000	4.88%, 03/01/2024(1)	15,310,285
3,676,000	QUALCOMM, Inc. 4.80%, 05/20/2045	4,867,632
	Sensata Technologies B.V.
1,020,000	5.00%, 10/01/2025(1)	1,117,328
1,475,000	5.63%, 11/01/2024(1)	1,626,187
2,285,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	2,287,755
		246,984,625
	Software - 1.3%
2,485,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	2,472,575
1,215,000	CDK Global, Inc. 5.25%, 05/15/2029(1)	1,303,088
	Fiserv, Inc.
13,810,000	2.25%, 06/01/2027	14,040,418
11,730,000	3.20%, 07/01/2026	12,471,002
1,390,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	1,440,832
	Microsoft Corp.
13,045,000	2.53%, 06/01/2050	12,831,551
16,040,000	2.92%, 03/17/2052	16,967,134
3,045,000	3.45%, 08/08/2036	3,495,675
3,805,000	3.50%, 02/12/2035	4,366,233
9,860,000	MSCI, Inc. 3.25%, 08/15/2033(1)	9,898,158
1,910,000	Open Text Corp. 3.88%, 02/15/2028(1)	1,924,325
1,625,000	Open Text Holdings, Inc. 4.13%, 02/15/2030(1)	1,651,975
	Oracle Corp.
8,410,000	2.30%, 03/25/2028	8,537,690
6,000,000	2.65%, 07/15/2026	6,237,107
19,255,000	2.88%, 03/25/2031	19,731,014
16,315,000	3.60%, 04/01/2040	16,978,460
7,785,000	3.60%, 04/01/2050	7,938,676
7,555,000	3.65%, 03/25/2041	7,904,809
2,100,000	3.85%, 07/15/2036	2,270,742
12,610,000	3.85%, 04/01/2060	13,153,800
14,500,000	3.90%, 05/15/2035	15,732,331
4,685,000	3.95%, 03/25/2051	5,073,891
3,385,000	4.00%, 11/15/2047	3,657,169
4,300,000	6.50%, 04/15/2038	6,001,653
	PTC, Inc.
400,000	3.63%, 02/15/2025(1)	406,510
440,000	4.00%, 02/15/2028(1)	446,050
2,880,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	2,869,200
	salesforce.com, Inc.
2,760,000	1.50%, 07/15/2028	2,718,178

The accompanying notes are an integral part of these financial statements.
48

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Software - 1.3% - (continued)
$ 7,880,000	2.70%, 07/15/2041	$ 7,906,802
4,095,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	4,309,988
		214,737,036
	Telecommunications - 2.4%
	Altice France S.A.
2,825,000	5.13%, 07/15/2029(1)	2,751,352
660,000	5.50%, 01/15/2028(1)	661,485
4,075,000	8.13%, 02/01/2027(1)	4,380,625
15,000,000	Apple, Inc. 1.40%, 08/05/2028	14,630,302
	AT&T, Inc.
19,395,000	1.70%, 03/25/2026	19,477,097
49,013,000	2.55%, 12/01/2033	47,634,278
4,450,000	3.30%, 02/01/2052	4,361,683
14,619,000	3.50%, 09/15/2053	14,796,574
9,502,000	3.55%, 09/15/2055	9,626,393
10,000,000	3.65%, 06/01/2051	10,409,318
17,067,000	3.65%, 09/15/2059	17,311,198
13,720,000	3.80%, 12/01/2057	14,411,756
2,000,000	3.90%, 03/11/2024	2,120,782
870,000	4.35%, 03/01/2029	988,221
905,000	4.50%, 05/15/2035	1,045,731
1,085,000	Bharti Airtel International Netherlands B.V. 5.35%, 05/20/2024(3)	1,178,494
1,905,000	Embarq Corp. 8.00%, 06/01/2036	2,105,025
1,285,000	Empresa Nacional de Telecomunicaciones S.A. 3.05%, 09/14/2032(1)	1,254,417
	Frontier Communications Corp.
2,405,000	5.00%, 05/01/2028(1)	2,444,081
1,850,000	5.88%, 10/15/2027(1)	1,937,875
2,815,029	5.88%, 11/01/2029	2,804,473
2,985,000	6.75%, 05/01/2029(1)	3,089,475
875,000	Frontier Communications Holdings LLC 6.00%, 01/15/2030(1)	879,139
	Iliad Holding SAS
1,110,000	6.50%, 10/15/2026(1)	1,143,522
730,000	7.00%, 10/15/2028(1)	752,280
EUR 2,775,000	Kaixo Bondco Telecom S.A. 5.13%, 09/30/2029(1)	3,175,243
$ 540,472	Ligado Networks LLC (15.50% Cash, 15.50% PIK) 15.50%, 11/01/2023(1)(8)	487,641
EUR 3,575,000	Lorca Telecom Bondco S.A. 4.00%, 09/18/2027(1)	4,157,909
	Millicom International Cellular S.A.
$ 295,000	4.50%, 04/27/2031(1)	304,145
603,000	6.25%, 03/25/2029(1)	655,763
16,425,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	16,181,090
	Ooredoo International Finance Ltd.
1,290,000	2.63%, 04/08/2031(1)	1,301,494
400,000	2.63%, 04/08/2031(3)	403,564
	Sprint Corp.
3,253,000	7.13%, 06/15/2024	3,675,890
3,725,000	7.88%, 09/15/2023	4,130,094
2,555,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(1)	2,883,956
570,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	607,050
500,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	518,750
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Telecommunications - 2.4% - (continued)
	Telefonica Emisiones S.A.
$ 2,510,000	4.67%, 03/06/2038	$ 2,912,125
10,820,000	5.21%, 03/08/2047	13,635,795
	T-Mobile USA, Inc.
2,160,000	2.05%, 02/15/2028	2,142,930
3,920,000	2.25%, 02/15/2026(1)	3,944,500
1,330,000	2.25%, 02/15/2026	1,338,312
3,175,000	2.63%, 04/15/2026	3,223,038
8,545,000	3.88%, 04/15/2030	9,347,772
13,135,000	4.38%, 04/15/2040	14,984,978
3,215,000	4.50%, 04/15/2050	3,795,804
	VEON Holdings B.V.
1,120,000	3.38%, 11/25/2027(1)	1,122,150
860,000	3.38%, 11/25/2027(3)	861,651
1,555,000	4.00%, 04/09/2025(3)	1,610,063
	Verizon Communications, Inc.
9,700,000	2.36%, 03/15/2032(1)	9,553,097
2,660,000	2.85%, 09/03/2041	2,592,415
10,683,000	2.99%, 10/30/2056	10,128,898
12,025,000	3.40%, 03/22/2041	12,595,193
9,585,000	4.13%, 08/15/2046	11,202,694
13,115,000	4.50%, 08/10/2033	15,493,295
11,923,000	4.52%, 09/15/2048	15,105,758
4,790,000	4.81%, 03/15/2039	5,914,224
	Vodafone Group plc
7,585,000	5.13%, 06/04/2081, (5.13% fixed rate until 12/04/2050; 5 year USD CMT + 3.073% thereafter)(5)	7,769,619
6,355,000	5.25%, 05/30/2048	8,365,737
1,049,000	VTR Comunicaciones S.p.A. 5.13%, 01/15/2028(1)	1,088,337
		379,406,550
	Toys/Games/Hobbies - 0.0%
	Mattel, Inc.
1,045,000	3.38%, 04/01/2026(1)	1,075,023
1,040,000	5.88%, 12/15/2027(1)	1,118,000
		2,193,023
	Transportation - 0.4%
8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	10,422,935
4,000,000	FedEx Corp. 4.10%, 02/01/2045	4,547,255
1,660,000	First Student Bidco, Inc. 4.00%, 07/31/2029(1)(4)	1,622,650
3,734,000	Norfolk Southern Corp. 4.65%, 01/15/2046	4,764,188
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
10,395,000	1.70%, 06/15/2026(1)	10,351,074
4,520,000	3.45%, 07/01/2024(1)	4,778,122
12,000,000	3.90%, 02/01/2024(1)	12,698,673
9,895,000	4.88%, 07/11/2022(1)	10,186,809
	Rumo Luxembourg S.a.r.l.
530,000	4.20%, 01/18/2032(1)	496,213
800,000	5.88%, 01/18/2025(3)	826,080
	Russian Railways Via RZD Capital plc
200,000	4.38%, 03/01/2024(3)	212,800
675,000	5.70%, 04/05/2022(3)	688,406

The accompanying notes are an integral part of these financial statements.
49

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 42.1% - (continued)
	Transportation - 0.4% - (continued)
	Union Pacific Corp.
$ 2,770,000	2.38%, 05/20/2031	$ 2,829,253
2,800,000	2.95%, 03/10/2052	2,867,226
		67,291,684
	Trucking & Leasing - 0.0%
635,000	DAE Funding LLC 1.55%, 08/01/2024(1)	626,428
2,000,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.70%, 11/01/2024(1)	2,078,755
		2,705,183
	Water - 0.0%
3,365,000	American Water Capital Corp. 3.45%, 05/01/2050	3,660,200
	Total Corporate Bonds (cost $6,413,993,929)	$ 6,693,684,237
FOREIGN GOVERNMENT OBLIGATIONS - 4.1%
	Angola - 0.0%
	Angolan Government International Bond
3,180,000	8.00%, 11/26/2029(3)	$ 3,148,582
2,720,000	9.38%, 05/08/2048(3)	2,699,056
		5,847,638
	Argentina - 0.3%
	Argentine Republic Government International Bond
34,605,922	0.50%, 07/09/2030(10)	11,819,653
3,299,015	1.00%, 07/09/2029	1,204,173
61,012,751	1.13%, 07/09/2035(10)	18,914,563
4,797,161	2.00%, 01/09/2038(10)	1,755,761
34,290,000	2.50%, 07/09/2041(10)	11,812,905
	Provincia de Cordoba
432,603	5.00%, 12/10/2025(1)(10)	326,658
300,340	5.00%, 06/01/2027(3)(10)	199,351
		46,033,064
	Armenia - 0.0%
	Republic of Armenia International Bond
1,850,000	3.60%, 02/02/2031(1)	1,727,863
700,000	3.60%, 02/02/2031(3)	653,786
940,000	3.95%, 09/26/2029(3)	914,150
685,000	7.15%, 03/26/2025(3)	777,694
		4,073,493
	Azerbaijan - 0.1%
	Republic of Azerbaijan International Bond
4,705,000	3.50%, 09/01/2032(3)	4,810,787
1,315,000	4.75%, 03/18/2024(3)	1,407,971
	Southern Gas Corridor CJSC
1,394,000	6.88%, 03/24/2026(1)	1,633,015
3,210,000	6.88%, 03/24/2026(3)	3,760,387
		11,612,160
	Benin - 0.0%
EUR 2,030,000	Benin Government International Bond 4.95%, 01/22/2035(1)	2,229,580
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
	Bermuda - 0.0%
	Bermuda Government International Bond
$ 325,000	3.38%, 08/20/2050(1)	$ 324,188
1,525,000	4.75%, 02/15/2029(1)	1,759,148
		2,083,336
	Brazil - 0.1%
	Brazilian Government International Bond
3,660,000	3.75%, 09/12/2031	3,339,750
2,135,000	3.88%, 06/12/2030	2,003,505
5,285,000	4.75%, 01/14/2050	4,514,394
11,904,000	5.00%, 01/27/2045	10,652,890
1,520,000	5.63%, 02/21/2047	1,462,073
		21,972,612
	Bulgaria - 0.0%
EUR 825,000	Bulgaria Government International Bond 1.38%, 09/23/2050(3)	892,205
	Chile - 0.0%
$ 1,635,000	Chile Government International Bond 2.55%, 07/27/2033	1,581,356
	Colombia - 0.5%
	Colombia Government International Bond
8,030,000	3.00%, 01/30/2030	7,574,860
10,285,000	3.13%, 04/15/2031	9,626,863
3,435,000	3.25%, 04/22/2032	3,207,775
22,025,000	3.88%, 04/25/2027	22,875,165
620,000	3.88%, 02/15/2061	506,329
9,110,000	4.13%, 05/15/2051	7,950,570
17,210,000	5.00%, 06/15/2045	16,944,966
3,115,000	5.63%, 02/26/2044	3,283,335
2,285,000	6.13%, 01/18/2041	2,530,980
		74,500,843
	Croatia - 0.2%
	Croatia Government International Bond
EUR 8,465,000	1.13%, 06/19/2029(3)	10,026,165
2,590,000	1.13%, 03/04/2033(3)	2,955,914
3,595,000	1.50%, 06/17/2031(3)	4,314,688
5,075,000	1.75%, 03/04/2041(3)	5,955,873
		23,252,640
	Dominican Republic - 0.1%
	Dominican Republic International Bond
$ 791,000	4.88%, 09/23/2032(1)	799,899
4,510,000	4.88%, 09/23/2032(3)	4,560,737
695,000	5.50%, 01/27/2025(3)	754,082
2,160,000	6.40%, 06/05/2049(3)	2,297,182
410,000	6.40%, 06/05/2049(1)	436,039
150,000	6.50%, 02/15/2048(3)	160,351
345,000	6.88%, 01/29/2026(3)	394,166
		9,402,456
	Ecuador - 0.0%
841,288	Ecuador Government International Bond 1.00%, 07/31/2035(3)(10)	554,207
	Egypt - 0.0%
	Egypt Government International Bond
EUR 240,000	5.63%, 04/16/2030(3)	255,017
250,000	5.63%, 04/16/2030(1)	265,643
$ 285,000	6.59%, 02/21/2028(3)	279,534
2,280,000	7.50%, 02/16/2061(1)	1,932,300

The accompanying notes are an integral part of these financial statements.
50

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
	Egypt - 0.0% - (continued)
$ 720,000	7.50%, 02/16/2061(3)	$ 610,200
470,000	7.60%, 03/01/2029(3)	472,350
235,000	7.63%, 05/29/2032(3)	227,210
210,000	7.90%, 02/21/2048(3)	184,707
2,030,000	8.50%, 01/31/2047(3)	1,875,639
		6,102,600
	Ethiopia - 0.0%
1,543,000	Ethiopia International Bond 6.63%, 12/11/2024(3)	1,252,138
	Gabon - 0.1%
	Gabon Government International Bond
1,323,480	6.38%, 12/12/2024(3)	1,402,994
750,000	6.63%, 02/06/2031(3)	747,585
515,000	6.63%, 02/06/2031(1)	513,342
4,400,000	6.95%, 06/16/2025(3)	4,728,328
		7,392,249
	Honduras - 0.0%
	Honduras Government International Bond
1,225,000	5.63%, 06/24/2030(1)	1,228,063
230,000	5.63%, 06/24/2030(3)	230,575
		1,458,638
	Hungary - 0.1%
	Hungary Government International Bond
EUR 315,000	1.50%, 11/17/2050(3)	334,987
6,440,000	1.63%, 04/28/2032(3)	7,735,114
2,460,000	1.75%, 06/05/2035(3)	2,948,717
$ 1,645,000	2.13%, 09/22/2031(1)	1,604,684
1,395,000	3.13%, 09/21/2051(1)	1,357,031
		13,980,533
	Indonesia - 0.2%
	Indonesia Government International Bond
EUR 460,000	1.10%, 03/12/2033	509,722
$ 7,965,000	4.63%, 04/15/2043(3)	9,071,947
980,000	4.75%, 07/18/2047(3)	1,159,823
8,294,000	5.13%, 01/15/2045(3)	10,074,932
1,411,000	5.25%, 01/08/2047(3)	1,774,769
		22,591,193
	Ivory Coast - 0.1%
	Ivory Coast Government International Bond
EUR 1,540,000	4.88%, 01/30/2032(3)	1,737,724
356,000	5.25%, 03/22/2030(1)	422,757
250,000	5.25%, 03/22/2030(3)	296,880
1,680,000	5.88%, 10/17/2031(3)	2,014,131
295,000	6.63%, 03/22/2048(3)	339,219
1,430,000	6.88%, 10/17/2040(3)	1,733,221
		6,543,932
	Jordan - 0.0%
	Jordan Government International Bond
$ 1,235,000	4.95%, 07/07/2025(1)	1,287,438
1,885,000	5.85%, 07/07/2030(3)	1,944,566
2,425,000	6.13%, 01/29/2026(3)	2,615,969
		5,847,973
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
	Macedonia - 0.0%
	North Macedonia Government International Bond
EUR 1,480,000	1.63%, 03/10/2028(1)	$ 1,653,600
1,455,000	1.63%, 03/10/2028(3)	1,625,667
2,045,000	3.68%, 06/03/2026(1)	2,563,727
		5,842,994
	Mexico - 0.4%
	Mexico Government International Bond
730,000	1.45%, 10/25/2033	781,264
955,000	2.13%, 10/25/2051	916,105
240,000	2.25%, 08/12/2036	267,988
$ 200,000	4.35%, 01/15/2047	206,128
30,708,000	4.50%, 01/31/2050	32,248,620
5,507,000	4.60%, 01/23/2046	5,877,621
2,075,000	4.75%, 04/27/2032	2,327,216
3,528,000	4.75%, 03/08/2044	3,865,559
16,835,000	5.00%, 04/27/2051	18,890,049
		65,380,550
	Morocco - 0.0%
	Morocco Government International Bond
EUR 2,288,000	1.50%, 11/27/2031(3)	2,423,071
910,000	2.00%, 09/30/2030(3)	1,015,512
		3,438,583
	Oman - 0.1%
	Oman Government International Bond
$ 3,140,000	5.38%, 03/08/2027(3)	3,297,276
3,675,000	5.63%, 01/17/2028(3)	3,863,344
12,190,000	6.25%, 01/25/2031(1)	13,180,438
200,000	6.25%, 01/25/2031(3)	216,250
685,000	6.50%, 03/08/2047(3)	675,777
400,000	7.00%, 01/25/2051(1)	416,616
		21,649,701
	Pakistan - 0.0%
935,000	Pakistan Government International Bond 6.88%, 12/05/2027(3)	955,039
	Panama - 0.1%
	Panama Government International Bond
1,910,000	3.16%, 01/23/2030	1,972,667
2,243,000	4.30%, 04/29/2053	2,402,320
475,000	4.50%, 04/16/2050	523,958
5,585,000	4.50%, 04/01/2056	6,132,163
3,615,000	Panama Notas del Tesoro 3.75%, 04/17/2026	3,837,793
		14,868,901
	Peru - 0.1%
	Peruvian Government International Bond
6,140,000	2.78%, 01/23/2031	6,119,431
2,315,000	3.00%, 01/15/2034	2,289,535
4,409,000	4.13%, 08/25/2027	4,843,551
751,000	7.35%, 07/21/2025	901,140
		14,153,657
	Philippines - 0.0%
4,695,000	Philippine Government International Bond 3.95%, 01/20/2040	5,195,819
	Qatar - 0.0%
	Qatar Government International Bond
600,000	3.40%, 04/16/2025(3)	642,000

The accompanying notes are an integral part of these financial statements.
51

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
	Qatar - 0.0% - (continued)
$ 750,000	4.82%, 03/14/2049(1)	$ 964,200
750,000	5.10%, 04/23/2048(1)	995,034
		2,601,234
	Romania - 0.1%
	Romanian Government International Bond
EUR 1,165,000	1.38%, 12/02/2029(1)	1,297,573
1,470,000	1.38%, 12/02/2029(3)	1,637,281
680,000	1.75%, 07/13/2030(1)	751,665
3,585,000	2.00%, 01/28/2032(3)	3,951,709
445,000	2.00%, 01/28/2032(1)	490,519
2,005,000	2.00%, 04/14/2033(1)	2,167,124
855,000	2.63%, 12/02/2040(1)	904,368
430,000	2.63%, 12/02/2040(3)	454,828
5,270,000	2.75%, 04/14/2041(1)	5,597,914
1,400,000	3.38%, 02/08/2038(3)	1,646,003
2,336,000	3.88%, 10/29/2035(3)	2,937,718
		21,836,702
	Russia - 0.5%
	Russian Foreign Bond - Eurobond
$ 2,200,000	4.25%, 06/23/2027(3)	2,437,112
3,400,000	4.38%, 03/21/2029(1)	3,831,528
5,400,000	4.38%, 03/21/2029(3)	6,085,368
2,200,000	4.75%, 05/27/2026(3)	2,466,750
40,000,000	5.10%, 03/28/2035(3)	47,851,280
4,200,000	5.25%, 06/23/2047(3)	5,346,180
3,800,000	5.63%, 04/04/2042(3)	4,930,500
		72,948,718
	Saudi Arabia - 0.1%
8,959,000	Saudi Government International Bond 2.25%, 02/02/2033(1)	8,643,858
	Senegal - 0.1%
	Senegal Government International Bond
EUR 1,795,000	5.38%, 06/08/2037(1)	1,992,019
$ 1,875,000	6.25%, 05/23/2033(3)	1,932,727
218,000	6.75%, 03/13/2048(1)	215,834
2,465,000	6.75%, 03/13/2048(3)	2,440,503
		6,581,083
	Serbia - 0.1%
	Serbia International Bond
EUR 586,000	1.50%, 06/26/2029(1)	663,021
4,670,000	1.50%, 06/26/2029(3)	5,283,801
655,000	1.65%, 03/03/2033(1)	710,803
1,416,000	3.13%, 05/15/2027(1)	1,775,573
3,373,000	3.13%, 05/15/2027(3)	4,229,527
		12,662,725
	South Africa - 0.0%
$ 5,680,000	Republic of South Africa Government International Bond 5.75%, 09/30/2049	5,418,606
	Turkey - 0.4%
	Turkey Government International Bond
8,995,000	4.88%, 10/09/2026	8,523,338
9,380,000	4.88%, 04/16/2043	7,281,506
14,840,000	5.13%, 02/17/2028	13,919,772
27,035,000	5.75%, 05/11/2047	22,236,287
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
	Turkey - 0.4% - (continued)
$ 405,000	5.95%, 01/15/2031	$ 378,456
9,855,000	6.00%, 01/14/2041	8,497,967
		60,837,326
	Ukraine - 0.3%
	Ukraine Government International Bond
8,500,000	6.88%, 05/21/2029(1)	8,657,930
2,265,000	6.88%, 05/21/2029(3)	2,307,084
6,430,000	7.25%, 03/15/2033(1)	6,544,698
2,890,000	7.25%, 03/15/2033(3)	2,941,552
4,330,000	7.38%, 09/25/2032(3)	4,453,318
4,500,000	7.75%, 09/01/2022(3)	4,662,225
155,000	7.75%, 09/01/2026(1)	167,060
5,190,000	7.75%, 09/01/2026(3)	5,593,803
11,575,000	7.75%, 09/01/2027(3)	12,470,766
		47,798,436
	United Arab Emirates - 0.0%
	Abu Dhabi Government International Bond
1,200,000	3.00%, 09/15/2051(1)	1,185,120
225,000	3.13%, 09/30/2049(3)	226,602
3,860,000	Emirate of Dubai Government International Bonds 3.90%, 09/09/2050(3)	3,642,334
370,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(3)	363,540
		5,417,596
	Venezuela - 0.0%
	Venezuela Government International Bond
1,015,000	7.00%, 12/01/2018(3)(9)	97,745
3,170,000	7.00%, 03/31/2038(3)(9)	324,925
4,085,000	7.65%, 04/21/2025(3)(9)	393,386
4,765,000	7.75%, 10/13/2019(3)(9)	458,870
11,205,000	8.25%, 10/13/2024(3)(9)	1,079,041
11,937,200	9.00%, 05/07/2023(3)(9)	1,149,552
12,825,000	9.25%, 05/07/2028(3)(9)	1,235,047
		4,738,566
	Total Foreign Government Obligations (cost $688,321,342)	$ 650,174,940
MUNICIPAL BONDS - 0.2%
	Higher Education - 0.1%
12,000,000	Rutgers The State University of New Jersey 3.92%, 05/01/2119	$ 14,089,595
5,660,000	University of California 1.32%, 05/15/2027	5,572,071
		19,661,666
	Transportation - 0.1%
5,015,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	5,237,327
1,510,000	Port Auth of New York & New Jersey Rev 4.46%, 10/01/2062	2,069,310
		7,306,637
	Total Municipal Bonds (cost $24,463,021)	$ 26,968,303

The accompanying notes are an integral part of these financial statements.
52

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 0.1%(11)
	Auto Parts & Equipment - 0.0%
$ 1,348,106	Clarios Global L.P. 3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%(7)	$ 1,339,115
	Entertainment - 0.1%
	Crown Finance U.S., Inc.
5,904,266	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%(7)(12)	4,859,211
255,397	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%(7)	273,913
		5,133,124
	Insurance - 0.0%
2,730,638	Asurion LLC 3.09%, 11/03/2024, 1 mo. USD LIBOR + 3.000%(7)	2,709,312
1,649,588	Hub International Ltd. 2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%(7)	1,630,469
		4,339,781
	Software - 0.0%
3,136,043	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%(7)	3,122,056
	Total Senior Floating Rate Interests (cost $14,184,224)	$ 13,934,076
U.S. GOVERNMENT SECURITIES - 1.4%
	U.S. Treasury Securities - 1.4%
	U.S. Treasury Bonds - 0.6%
4,055,000	1.13%, 08/15/2040(13)	$ 3,493,161
17,000,000	1.75%, 08/15/2041	16,335,937
20,160,000	2.00%, 08/15/2051	20,427,750
5,890,000	4.25%, 11/15/2040(13)	8,079,884
5,800,000	4.38%, 02/15/2038(14)	7,973,867
31,130,000	6.25%, 05/15/2030	43,033,577
		99,344,176
	U.S. Treasury Notes - 0.8%
24,450,000	0.25%, 09/30/2025	23,734,647
24,660,000	0.63%, 10/15/2024	24,563,672
47,500,000	0.88%, 09/30/2026	46,813,477
7,825,000	1.25%, 09/30/2028	7,719,852
455,000	1.25%, 08/15/2031	442,416
28,385,000	1.63%, 05/15/2031	28,597,887
		131,871,951
	Total U.S. Government Securities (cost $229,607,835)	$ 231,216,127
COMMON STOCKS - 46.9%
	Banks - 4.7%
4,178,959	Bank of America Corp.	$ 199,670,661
1,599,244	JP Morgan Chase & Co.	271,695,563
671,668	PNC Financial Services Group, Inc.	141,742,098
2,092,733	Truist Financial Corp.	132,825,764
		745,934,086
	Capital Goods - 5.9%
200,609	Caterpillar, Inc.	40,926,242
1,205,037	Eaton Corp. plc	198,541,896
679,709	General Dynamics Corp.	137,811,000
526,398	Honeywell International, Inc.	115,081,131
1,483,569	Johnson Controls International plc	108,849,458
Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.9% - (continued)
	Capital Goods - 5.9% - (continued)
306,300	L3Harris Technologies, Inc.	$ 70,614,402
399,197	Lockheed Martin Corp.	132,661,147
1,505,433	Raytheon Technologies Corp.	133,772,776
		938,258,052
	Commercial & Professional Services - 0.2%
235,617	Waste Management, Inc.	37,752,912
	Consumer Services - 0.7%
204,559	Darden Restaurants, Inc.	29,485,134
336,012	McDonald's Corp.	82,507,747
		111,992,881
	Diversified Financials - 2.9%
1,039,667	Ares Management Corp. Class A	88,101,382
170,864	BlackRock, Inc.	161,203,349
2,036,612	Morgan Stanley	209,322,981
		458,627,712
	Energy - 2.7%
2,021,369	ConocoPhillips	150,571,777
3,816	Foresight Energy LLC	51,516
376,904	Phillips 66	28,184,881
778,560	Pioneer Natural Resources Co.	145,575,149
1,768,619	TC Energy Corp.	95,676,343
		420,059,666
	Food & Staples Retailing - 0.1%
274,213	Sysco Corp.	21,086,980
	Food, Beverage & Tobacco - 4.3%
1,589,700	Archer-Daniels-Midland Co.	102,122,328
984,233	Kellogg Co.	60,333,483
2,774,384	Mondelez International, Inc. Class A	168,516,084
542,533	Nestle S.A. ADR	71,516,700
574,835	PepsiCo., Inc.	92,893,336
2,042,645	Philip Morris International, Inc.	193,111,658
		688,493,589
	Health Care Equipment & Services - 2.3%
964,710	CVS Health Corp.	86,129,309
1,369,260	Koninklijke Philips N.V. ADR	64,697,535
1,747,620	Medtronic plc	209,469,733
		360,296,577
	Household & Personal Products - 2.0%
588,471	Kimberly-Clark Corp.	76,201,110
1,161,736	Procter & Gamble Co.	166,116,630
1,475,608	Unilever plc ADR	79,063,077
		321,380,817
	Insurance - 3.2%
1,022,932	Chubb Ltd.	199,860,454
3,136,493	MetLife, Inc.	196,971,760
1,237,775	Progressive Corp.	117,440,092
		514,272,306
	Materials - 0.8%
891,235	LyondellBasell Industries N.V. Class A	82,724,433
549,649	Rio Tinto plc ADR(4)	34,776,292
		117,500,725
	Media & Entertainment - 1.3%
3,999,803	Comcast Corp. Class A	205,709,868
	Pharmaceuticals, Biotechnology & Life Sciences - 5.0%
1,865,259	AstraZeneca plc ADR	116,354,856

The accompanying notes are an integral part of these financial statements.
53

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 46.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 5.0% - (continued)
366,539	Eli Lilly & Co.	$ 93,379,476
1,467,971	Johnson & Johnson	239,103,116
1,974,165	Merck & Co., Inc.	173,825,228
381,530	Novartis AG	31,557,378
3,231,690	Pfizer, Inc.	141,354,121
		795,574,175
	Real Estate - 1.4%
783,522	Crown Castle International Corp. REIT	141,269,016
1,625,269	Gaming and Leisure Properties, Inc. REIT	78,809,294
		220,078,310
	Retailing - 1.5%
632,123	Home Depot, Inc.	234,985,404
	Semiconductors & Semiconductor Equipment - 1.2%
641,776	Analog Devices, Inc.	111,341,718
429,300	Texas Instruments, Inc.	80,485,164
		191,826,882
	Technology Hardware & Equipment - 2.2%
4,493,036	Cisco Systems, Inc.	251,475,225
2,661,575	Corning, Inc.	94,672,223
		346,147,448
	Telecommunication Services - 0.5%
70,071	Frontier Communications Parent, Inc.*	2,169,398
1,508,109	Verizon Communications, Inc.	79,914,696
		82,084,094
	Transportation - 0.5%
320,233	Union Pacific Corp.	77,304,246
	Utilities - 3.5%
938,953	American Electric Power Co., Inc.	79,538,709
1,391,968	Dominion Energy, Inc.	105,692,130
292,427	DTE Energy Co.	33,146,601
880,887	Duke Energy Corp.	89,859,283
481,670	Entergy Corp.	49,621,643
2,049,028	Exelon Corp.	108,987,799
725,314	Sempra Energy	92,571,826
		559,417,991
	Total Common Stocks (cost $5,261,675,585)	$ 7,448,784,721
ESCROWS - 0.0%(15)
	Media & Entertainment - 0.0%
3,800,000	Scripps Escrow, Inc. Expires 07/15/2027*(1)	$ 3,857,000
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
1,030,000	Grifols Escrow Issuer S.A. Expires 10/15/2028*(1)	1,045,450
	Retailing - 0.0%
760,000	99 Escrow Issuer, Inc. Expires 01/15/2026*(1)(4)	684,000
	Total Escrows (cost $5,624,893)	$ 5,586,450
Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 0.3%
	Banks - 0.1%
770,000	Bank of America Corp., 4.13%*(4)(6)		$ 19,280,800
	Diversified Financials - 0.2%
900,000	Charles Schwab Corp., 4.45%*(6)		23,706,000
	Total Preferred Stocks (cost $41,750,000)		$ 42,986,800
	Total Long-Term Investments (Cost $12,696,122,943)		$ 15,132,136,575
SHORT-TERM INVESTMENTS - 3.9%
	Repurchase Agreements - 3.4%
$ 538,971,007	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $538,971,456; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $549,750,499		$ 538,971,007
	Securities Lending Collateral - 0.5%
479,434	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(16)		479,434
73,603,066	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(16)		73,603,066
5,284,157	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(16)		5,284,157
			79,366,657
	Total Short-Term Investments (cost $618,337,664)		$ 618,337,664
	Total Investments (cost $13,314,460,607)	99.1%	$ 15,750,474,239
	Other Assets and Liabilities	0.9%	145,432,397
	Total Net Assets	100.0%	$ 15,895,906,636
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.
54

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $1,705,917,321, representing 10.7% of net assets.
(2)	Security is a zero-coupon bond.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $334,380,730, representing 2.1% of net assets.
(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(7)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(8)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(10)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(12)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $4,859,211, which rounds to 0.0% of total net assets.
(13)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $10,405,786.
(14)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2021, the market value of securities pledged was $7,973,867.
(15)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(16)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-Schatz Future	1	12/08/2021	$ 129,426	$ (388)
U.S. Treasury 2-Year Note Future	1,078	12/31/2021	236,351,500	(1,004,258)
U.S. Treasury 5-Year Note Future	2,786	12/31/2021	339,195,500	(4,759,664)
U.S. Treasury Long Bond Future	1,286	12/21/2021	206,845,062	(3,007,057)
U.S. Treasury Ultra Bond Future	869	12/21/2021	170,677,031	(377,761)
Total				$ (9,149,128)
Short position contracts:
Euro-BOBL Future	11	12/08/2021	$ 1,700,892	$ 26,126
Euro-BUND Future	323	12/08/2021	62,773,983	1,611,744
Euro-BUXL 30-Year Bond Future	69	12/08/2021	16,669,079	73,266
U.S. Treasury 10-Year Note Future	4,423	12/21/2021	578,099,922	11,481,888
U.S. Treasury 10-Year Ultra Future	160	12/21/2021	23,205,000	268,488
Total				$ 13,461,512
Total futures contracts				$ 4,312,384

The accompanying notes are an integral part of these financial statements.
55

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

OTC Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Counter- party	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.34.V1	GSC	USD	430,000	5.00%	06/20/2025	Quarterly	$ 26,329	$ —	$ 50,113	$ 23,784
Total OTC credit default swap contracts							$ 26,329	$ —	$ 50,113	$ 23,784

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2021
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.36.V1	USD	20,300,000	(1.00%)	12/20/2026	Quarterly	$ 666,644	$ 819,877	$ 153,233
Sell protection:
CDX.NA.HY.33.V12	USD	65,116,850	5.00%	12/20/2024	Quarterly	$ 1,171,308	$ 5,842,132	$ 4,670,824
CDX.NA.HY.35.V1	USD	445,000	5.00%	12/20/2025	Quarterly	30,466	(36,594)	(67,060)
CDX.NA.HY.36.V1	USD	915,000	5.00%	06/20/2026	Quarterly	77,840	86,467	8,627
CDX.NA.IG.35.V1	USD	117,725,000	1.00%	12/20/2025	Quarterly	2,332,019	2,949,393	617,374
Total						$ 3,611,633	$ 8,841,398	$ 5,229,765
Credit default swaps on single-name issues:
Buy protection:
United Mexican States	USD	12,955,000	(1.00%)	12/20/2026	Quarterly	$ (38,554)	$ 5,273	$ 43,827
Total						$ (38,554)	$ 5,273	$ 43,827
Total centrally cleared credit default swap contracts						$ 4,239,723	$ 9,666,548	$ 5,426,825

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
14,900,000	EGP	927,424	USD	JPM	12/15/2021	$ 9,706
209,000	EUR	241,931	USD	RBC	12/15/2021	(51)
700,000	EUR	812,687	USD	WEST	12/15/2021	(2,564)
3,219,000	EUR	3,728,307	USD	SSG	12/15/2021	(2,896)
1,129,000	EUR	1,309,899	USD	CIBC	12/15/2021	(3,285)
702,000	EUR	822,700	USD	BNP	12/15/2021	(10,262)
1,481,000	EUR	1,728,720	USD	MSC	12/15/2021	(14,731)
3,925,000	EUR	4,576,387	USD	BCLY	12/15/2021	(33,910)
24,191,207	USD	20,831,000	EUR	DEUT	11/30/2021	96,533
106,338,005	USD	89,568,000	EUR	BCLY	12/15/2021	2,679,255
2,131,961	USD	1,825,000	EUR	MSC	12/15/2021	19,853
1,214,636	USD	1,039,000	EUR	BMO	12/15/2021	12,181
64,069	USD	55,000	EUR	CBA	12/15/2021	416
5,885	USD	5,000	EUR	CBK	12/15/2021	99
22,024	USD	16,000	GBP	DEUT	11/30/2021	127
Total foreign currency contracts						$ 2,750,471
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
56

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 18,800,921	$ —	$ 18,800,921	$ —
Corporate Bonds	6,693,684,237	—	6,693,684,237	—
Foreign Government Obligations	650,174,940	—	650,174,940	—
Municipal Bonds	26,968,303	—	26,968,303	—
Senior Floating Rate Interests	13,934,076	—	13,934,076	—
U.S. Government Securities	231,216,127	—	231,216,127	—
Common Stocks
Banks	745,934,086	745,934,086	—	—
Capital Goods	938,258,052	938,258,052	—	—
Commercial & Professional Services	37,752,912	37,752,912	—	—
Consumer Services	111,992,881	111,992,881	—	—
Diversified Financials	458,627,712	458,627,712	—	—
Energy	420,059,666	420,059,666	—	—
Food & Staples Retailing	21,086,980	21,086,980	—	—
Food, Beverage & Tobacco	688,493,589	688,493,589	—	—
Health Care Equipment & Services	360,296,577	360,296,577	—	—
Household & Personal Products	321,380,817	321,380,817	—	—
Insurance	514,272,306	514,272,306	—	—
Materials	117,500,725	117,500,725	—	—
Media & Entertainment	205,709,868	205,709,868	—	—
Pharmaceuticals, Biotechnology & Life Sciences	795,574,175	764,016,797	31,557,378	—
Real Estate	220,078,310	220,078,310	—	—
Retailing	234,985,404	234,985,404	—	—
Semiconductors & Semiconductor Equipment	191,826,882	191,826,882	—	—
Technology Hardware & Equipment	346,147,448	346,147,448	—	—
Telecommunication Services	82,084,094	82,084,094	—	—
Transportation	77,304,246	77,304,246	—	—
Utilities	559,417,991	559,417,991	—	—
Escrows	5,586,450	—	5,586,450	—
Preferred Stocks	42,986,800	42,986,800	—	—
Short-Term Investments	618,337,664	79,366,657	538,971,007	—
Foreign Currency Contracts(2)	2,820,021	—	2,820,021	—
Futures Contracts(2)	13,461,512	13,461,512	—	—
Swaps - Credit Default(2)	5,517,669	—	5,517,669	—
Total	$ 15,772,273,441	$ 7,553,042,312	$ 8,219,231,129	$ —
Liabilities
Foreign Currency Contracts(2)	$ (69,550)	$ —	$ (69,550)	$ —
Futures Contracts(2)	(9,149,128)	(9,149,128)	—	—
Swaps - Credit Default(2)	(67,060)	—	(67,060)	—
Total	$ (9,285,738)	$ (9,149,128)	$ (136,610)	$ —

(1)	For the year ended October 31, 2021, investments valued at $30,276 were transferred out of Level 3 due to the initiation of a vendor providing prices. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
57

Hartford AARP Balanced Retirement Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.2%
	Asset-Backed - Finance & Insurance - 1.8%
$ 250,000	Bain Capital Credit CLO Ltd. 2.23%, 10/23/2034, 3 mo. USD LIBOR + 2.150%(1)	$ 250,051
250,000	Carlyle Global Market Strategies CLO Ltd. 1.92%, 04/17/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	248,990
250,000	CIFC Funding Ltd. 2.58%, 04/23/2029, 3 mo. USD LIBOR + 2.450%(1)(2)	250,266
280,000	Madison Park Funding Ltd. 2.62%, 04/15/2029, 3 mo. USD LIBOR + 2.500%(1)(2)	277,619
	Octagon Investment Partners Ltd.
275,000	2.17%, 10/20/2034, 3 mo. USD LIBOR + 2.050%(1)	275,000
250,000	3.22%, 10/20/2034, 3 mo. USD LIBOR + 3.100%(1)	250,000
250,000	OHA Loan Funding Ltd. 1.74%, 01/19/2037, 3 mo. USD LIBOR + 1.700%(1)	250,000
		1,801,926
	Asset-Backed - Home Equity - 0.3%
	FirstKey Homes Trust
120,000	1.67%, 10/19/2037(2)	118,265
210,000	3.02%, 10/19/2037(2)	211,604
		329,869
	Commercial Mortgage-Backed Securities - 3.6%
165,000	BAMLL Commercial Mortgage Securities Trust 2.84%, 11/15/2030, 1 mo. USD LIBOR + 2.750%(1)(2)	167,219
	Benchmark Mortgage Trust
937,948	0.51%, 07/15/2051(3)(4)	23,454
3,177,695	1.23%, 03/15/2062(3)(4)	226,943
99,855	1.79%, 07/15/2053(3)(4)	10,783
90,000	3.21%, 09/15/2053	90,714
40,000	BFLD Trust 2.14%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(1)(2)	40,050
	BX Commercial Mortgage Trust
153,000	1.54%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	152,909
86,208	1.64%, 11/15/2032, 1 mo. USD LIBOR + 1.550%(1)(2)	86,208
127,500	2.09%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	127,260
2,799,522	CD Mortgage Trust 0.98%, 02/10/2050(3)(4)	123,186
82,883	Citigroup Mortgage Loan Trust 3.23%, 11/25/2070(2)(5)	82,946
200,000	CSMC Trust 3.65%, 11/13/2039(2)(4)	188,753
1,584,893	DBGS Mortgage Trust 0.20%, 10/15/2051(3)(4)	17,935
	DBJPM Mortgage Trust
1,730,623	1.44%, 08/10/2049(3)(4)	99,876
1,849,870	1.71%, 09/15/2053(3)(4)	177,502
210,000	Hudson Yards Mortgage Trust 3.44%, 07/10/2039(2)(4)	216,434
15,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(2)	15,451
2,931,539	JPMDB Commercial Mortgage Securities Trust 0.63%, 06/15/2051(3)(4)	86,657
	Morgan Stanley Capital Trust
931,575	0.82%, 07/15/2051(3)(4)	40,232
282,579	1.34%, 06/15/2050(3)(4)	15,283
136,000	1.49%, 11/15/2034, 1 mo. USD LIBOR + 1.400%(1)(2)	135,917
255,000	One Market Plaza Trust 4.15%, 02/10/2032(2)	256,401
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.2% - (continued)
	Commercial Mortgage-Backed Securities - 3.6% - (continued)
$ 60,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(2)	$ 61,578
	SREIT Trust
220,000	1.12%, 07/15/2036, 1 mo. USD LIBOR + 1.026%(1)(2)	218,346
80,000	1.47%, 07/15/2036, 1 mo. USD LIBOR + 1.375%(1)(2)	79,295
15,000	Wells Fargo Commercial Mortgage Trust 4.15%, 05/15/2048(4)	15,219
	Wells Fargo N.A.
933,534	0.50%, 08/15/2061(3)(4)	23,865
2,930,028	0.90%, 05/15/2062(3)(4)	168,607
2,737,614	0.98%, 08/15/2061(3)(4)	172,146
2,662,236	1.23%, 03/15/2063(3)(4)	219,487
1,743,215	1.78%, 03/15/2063(3)(4)	228,508
65,000	2.34%, 03/15/2063	64,647
		3,633,811
	Other Asset-Backed Securities - 5.1%
	AMMC CLO Ltd.
250,000	1.72%, 05/26/2031, 3 mo. USD LIBOR + 1.600%(1)(2)	249,635
250,000	1.92%, 10/16/2028, 3 mo. USD LIBOR + 1.800%(1)(2)	250,167
250,000	Bain Capital Credit CLO Ltd. 2.12%, 01/15/2029, 3 mo. USD LIBOR + 2.000%(1)(2)	250,027
250,000	Carlyle U.S. CLO Ltd. 3.08%, 04/20/2034, 3 mo. USD LIBOR + 2.950%(1)(2)	250,035
	Domino's Pizza Master Issuer LLC
84,575	2.66%, 04/25/2051(2)	86,467
145,500	4.12%, 07/25/2048(2)	149,573
250,000	Dryden 80 CLO Ltd. 2.02%, 01/17/2033, 3 mo. USD LIBOR + 1.900%(1)(2)	250,128
250,000	LCM XXIII Ltd. 3.43%, 10/20/2029, 3 mo. USD LIBOR + 3.300%(1)(2)	248,782
	Madison Park Funding Ltd.
250,000	1.82%, 01/23/2031, 3 mo. USD LIBOR + 1.700%(1)(2)	250,090
250,000	1.83%, 10/22/2030, 3 mo. USD LIBOR + 1.700%(1)(2)	250,036
250,000	1.97%, 01/15/2033, 3 mo. USD LIBOR + 1.850%(1)(2)	250,111
27,096	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(2)(4)	27,502
250,000	Niagara Park Clo Ltd. 1.72%, 07/17/2032, 3 mo. USD LIBOR + 1.600%(1)(2)	250,089
	Octagon Investment Partners Ltd.
250,000	1.87%, 07/25/2030, 3 mo. USD LIBOR + 1.750%(1)(2)	249,707
250,000	2.18%, 07/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	250,059
275,000	2.68%, 10/20/2031, 3 mo. USD LIBOR + 2.550%(1)(2)	275,000
250,000	4.13%, 10/20/2031, 3 mo. USD LIBOR + 4.000%(1)(2)	249,625
250,000	OHA Loan Funding Ltd. 2.03%, 11/15/2032, 3 mo. USD LIBOR + 1.900%(1)(2)	250,019
250,000	Race Point CLO Ltd. 2.18%, 02/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	245,388
250,000	RR Ltd. 2.12%, 01/15/2033, 3 mo. USD LIBOR + 2.000%(1)(2)	250,150

The accompanying notes are an integral part of these financial statements.
58

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 12.2% - (continued)
	Other Asset-Backed Securities - 5.1% - (continued)
$ 250,000	Shackleton CLO Ltd. 1.85%, 07/17/2028, 3 mo. USD LIBOR + 1.730%(1)(2)	$ 250,519
	Stack Infrastructure Issuer LLC
100,000	1.88%, 03/26/2046(2)	99,497
30,000	1.89%, 08/25/2045(2)	29,910
	Vantage Data Centers Issuer LLC
130,000	1.65%, 09/15/2045(2)	128,540
24,458	3.19%, 07/15/2044(2)	25,025
		5,066,081
	Whole Loan Collateral CMO - 1.4%
23,580	Angel Oak Mortgage Trust 2.59%, 10/25/2049(2)(4)	23,547
39,034	Arroyo Mortgage Trust 2.96%, 10/25/2048(2)(4)	39,237
19,063	Bunker Hill Loan Depositary Trust 2.88%, 07/25/2049(2)(5)	19,227
	GS Mortgage-Backed Securities Corp. Trust
98,170	2.77%, 06/25/2051(2)(4)	94,608
451,117	2.81%, 05/25/2051(2)(4)	439,391
195,722	3.31%, 03/27/2051(4)	198,794
321,822	JP Morgan Mortgage Trust 4.16%, 11/25/2050(2)(4)	333,533
	New Residential Mortgage Loan Trust
42,501	3.25%, 09/25/2056(2)(4)	44,369
45,210	3.50%, 12/25/2057(2)(4)	46,333
37,065	3.75%, 11/25/2056(2)(4)	39,409
	Seasoned Credit Risk Transfer Trust
23,044	2.50%, 08/25/2059	23,532
9,182	3.50%, 10/25/2058	9,931
23,554	Verus Securitization Trust 3.14%, 11/25/2059(2)(4)	23,950
77,923	Wells Fargo Mortgage Backed Securities Trust 3.00%, 07/25/2050(2)(4)	78,997
		1,414,858
	Total Asset & Commercial Mortgage-Backed Securities (cost $12,157,042)	$ 12,246,545
CORPORATE BONDS - 18.8%
	Advertising - 0.1%
125,000	Lamar Media Corp. 4.88%, 01/15/2029	$ 130,938
	Aerospace/Defense - 0.4%
10,000	Boeing Co. 3.25%, 02/01/2035	10,028
130,000	Moog, Inc. 4.25%, 12/15/2027(2)	133,821
100,000	Northrop Grumman Corp. 4.75%, 06/01/2043	127,882
	Raytheon Technologies Corp.
25,000	4.45%, 11/16/2038	30,114
75,000	5.70%, 04/15/2040	103,969
20,000	TransDigm, Inc. 6.25%, 03/15/2026(2)	20,900
		426,714
	Agriculture - 0.3%
	Altria Group, Inc.
10,000	3.40%, 05/06/2030	10,476
35,000	3.88%, 09/16/2046	34,651
90,000	4.80%, 02/14/2029	102,566
130,000	BAT Capital Corp. 4.91%, 04/02/2030	147,373
		295,066
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.8% - (continued)
	Apparel - 0.1%
$ 125,000	William Carter Co. 5.50%, 05/15/2025(2)	$ 130,781
	Auto Manufacturers - 0.2%
	General Motors Co.
5,000	6.13%, 10/01/2025	5,804
120,000	6.75%, 04/01/2046	173,350
		179,154
	Auto Parts & Equipment - 0.4%
115,000	Adient U.S. LLC 9.00%, 04/15/2025(2)	123,050
112,000	Clarios Global L.P. / Clarios U.S. Finance Co. 6.25%, 05/15/2026(2)	117,180
125,000	Dana, Inc. 5.63%, 06/15/2028	132,225
		372,455
	Beverages - 0.2%
93,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	101,338
155,000	Coca-Cola Femsa S.A.B. de C.V. 1.85%, 09/01/2032	146,263
		247,601
	Biotechnology - 0.1%
	Amgen, Inc.
51,000	2.77%, 09/01/2053	48,063
38,000	5.15%, 11/15/2041	48,989
5,000	Royalty Pharma plc 1.75%, 09/02/2027	4,905
		101,957
	Chemicals - 0.9%
5,000	Dow Chemical Co. 4.80%, 05/15/2049	6,448
115,000	DuPont de Nemours, Inc. 5.32%, 11/15/2038	148,191
145,000	Huntsman International LLC 4.50%, 05/01/2029	162,962
	Nutrien Ltd.
135,000	2.95%, 05/13/2030	141,733
10,000	3.95%, 05/13/2050	11,710
	Sherwin-Williams Co.
10,000	3.30%, 05/15/2050	10,603
85,000	4.50%, 06/01/2047	106,265
125,000	Tronox, Inc. 6.50%, 05/01/2025(2)	131,406
145,000	Yara International ASA 3.15%, 06/04/2030(2)	152,031
		871,349
	Commercial Banks - 0.7%
250,000	Bank of America Corp. 6.11%, 01/29/2037	337,781
60,000	Citigroup, Inc. 3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(6)	66,934
	Wells Fargo & Co.
20,000	4.75%, 12/07/2046	25,323
180,000	4.90%, 11/17/2045	231,028
		661,066
	Commercial Services - 0.3%
5,000	Equifax, Inc. 3.10%, 05/15/2030	5,263
10,000	ERAC USA Finance LLC 7.00%, 10/15/2037(2)	14,882
15,000	Gartner, Inc. 3.75%, 10/01/2030(2)	15,206
	Global Payments, Inc.
15,000	2.90%, 05/15/2030	15,313
10,000	3.20%, 08/15/2029	10,460

The accompanying notes are an integral part of these financial statements.
59

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.8% - (continued)
	Commercial Services - 0.3% - (continued)
$ 125,000	Service Corp. International 4.63%, 12/15/2027	$ 131,094
120,000	United Rentals North America, Inc. 5.25%, 01/15/2030	129,900
		322,118
	Construction Materials - 0.7%
55,000	Boise Cascade Co. 4.88%, 07/01/2030(2)	57,750
107,000	Builders FirstSource, Inc. 6.75%, 06/01/2027(2)	112,751
	Carrier Global Corp.
10,000	2.70%, 02/15/2031	10,214
100,000	2.72%, 02/15/2030	102,681
120,000	Eagle Materials, Inc. 2.50%, 07/01/2031	118,831
130,000	Jeld-Wen, Inc. 4.88%, 12/15/2027(2)	134,550
65,000	Masonite International Corp. 3.50%, 02/15/2030(2)	63,436
125,000	Standard Industries, Inc. 4.75%, 01/15/2028(2)	128,906
		729,119
	Distribution/Wholesale - 0.1%
125,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(2)	126,719
	Diversified Financial Services - 0.2%
100,000	Brookfield Finance LLC 3.45%, 04/15/2050	104,961
40,000	Enact Holdings, Inc. 6.50%, 08/15/2025(2)	43,800
		148,761
	Electric - 1.0%
135,000	Ameren Corp. 3.50%, 01/15/2031	146,176
130,000	CenterPoint Energy, Inc. 4.25%, 11/01/2028	147,113
120,000	Clearway Energy Operating LLC 4.75%, 03/15/2028(2)	126,960
10,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	10,769
115,000	Exelon Corp. 5.10%, 06/15/2045	152,740
5,000	FirstEnergy Corp. 2.25%, 09/01/2030	4,808
20,000	ITC Holdings Corp. 2.95%, 05/14/2030(2)	20,835
120,000	NextEra Energy Operating Partners L.P. 4.50%, 09/15/2027(2)	128,376
30,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	38,027
	Puget Energy, Inc.
40,000	3.65%, 05/15/2025	42,500
15,000	4.10%, 06/15/2030	16,507
5,000	Sempra Energy 4.00%, 02/01/2048	5,643
125,000	Southern Co. 4.40%, 07/01/2046	148,782
		989,236
	Electrical Components & Equipment - 0.1%
120,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(2)	132,349
	Electronics - 0.2%
150,000	Jabil, Inc. 3.60%, 01/15/2030	163,047
	Food - 0.3%
100,000	Conagra Brands, Inc. 5.30%, 11/01/2038	126,661
75,000	Kellogg Co. 4.50%, 04/01/2046	94,014
120,000	Post Holdings, Inc. 4.63%, 04/15/2030(2)	120,600
		341,275
	Gas - 0.1%
85,000	NiSource, Inc. 5.65%, 02/01/2045	118,053
	Healthcare - Products - 0.5%
75,000	Boston Scientific Corp. 4.70%, 03/01/2049	96,752
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.8% - (continued)
	Healthcare - Products - 0.5% - (continued)
$ 125,000	Hologic, Inc. 4.63%, 02/01/2028(2)	$ 129,688
125,000	Teleflex, Inc. 4.25%, 06/01/2028(2)	128,431
110,000	Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030	119,503
		474,374
	Healthcare - Services - 0.5%
125,000	Charles River Laboratories International, Inc. 4.25%, 05/01/2028(2)	129,375
	HCA, Inc.
120,000	5.13%, 06/15/2039	148,469
115,000	5.88%, 02/01/2029	136,874
125,000	Tenet Healthcare Corp. 4.63%, 09/01/2024(2)	127,657
		542,375
	Home Builders - 0.3%
20,000	Lennar Corp. 4.75%, 11/29/2027	22,733
130,000	M/I Homes, Inc. 4.95%, 02/01/2028	135,200
120,000	Taylor Morrison Communities, Inc. 5.88%, 06/15/2027(2)	134,250
		292,183
	Insurance - 0.7%
110,000	American International Group, Inc. 6.25%, 05/01/2036	151,879
85,000	Equitable Holdings, Inc. 5.00%, 04/20/2048	108,713
135,000	Globe Life, Inc. 4.55%, 09/15/2028	155,575
125,000	Radian Group, Inc. 6.63%, 03/15/2025	139,375
100,000	Unum Group 5.75%, 08/15/2042	127,218
20,000	Willis North America, Inc. 2.95%, 09/15/2029	20,662
		703,422
	Internet - 0.1%
125,000	Go Daddy Operating Co. LLC 5.25%, 12/01/2027(2)	129,688
	Iron/Steel - 0.2%
145,000	Steel Dynamics, Inc. 3.25%, 01/15/2031	153,794
25,000	Vale Overseas Ltd. 3.75%, 07/08/2030	25,436
		179,230
	IT Services - 0.2%
125,000	Leidos, Inc. 4.38%, 05/15/2030	139,825
	Presidio Holdings, Inc.
49,000	4.88%, 02/01/2027(2)	49,858
20,000	8.25%, 02/01/2028(2)	21,250
		210,933
	Lodging - 0.2%
35,000	Boyd Gaming Corp. 8.63%, 06/01/2025(2)	37,825
125,000	Hilton Domestic Operating Co., Inc. 5.38%, 05/01/2025(2)	130,306
		168,131
	Machinery-Diversified - 0.3%
120,000	Stevens Holding Co., Inc. 6.13%, 10/01/2026(2)	129,300
155,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	164,061
		293,361
	Media - 1.2%
125,000	CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030(2)	129,063
110,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	151,605

The accompanying notes are an integral part of these financial statements.
60

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.8% - (continued)
	Media - 1.2% - (continued)
$ 6,000	Cox Communications, Inc. 4.50%, 06/30/2043(2)	$ 7,084
	Discovery Communications LLC
152,000	4.00%, 09/15/2055	161,192
15,000	5.30%, 05/15/2049	19,105
140,000	Fox Corp. 3.50%, 04/08/2030(7)	152,094
120,000	Sirius XM Radio, Inc. 5.50%, 07/01/2029(2)	129,450
130,000	TEGNA, Inc. 4.63%, 03/15/2028	131,138
120,000	ViacomCBS, Inc. 5.85%, 09/01/2043	163,113
40,000	Videotron Ltd. 3.63%, 06/15/2029(2)	40,200
150,000	Ziggo B.V. 5.50%, 01/15/2027(2)	153,750
		1,237,794
	Office/Business Equipment - 0.1%
55,000	Xerox Holdings Corp. 5.50%, 08/15/2028(2)	55,619
	Oil & Gas - 0.8%
135,000	Apache Corp. 4.25%, 01/15/2030(7)	143,437
10,000	Canadian Natural Resources Ltd. 6.50%, 02/15/2037	13,386
91,000	Devon Energy Corp. 4.50%, 01/15/2030(2)	98,955
	Diamondback Energy, Inc.
160,000	3.50%, 12/01/2029	170,078
5,000	4.75%, 05/31/2025	5,537
	Hess Corp.
135,000	5.60%, 02/15/2041	169,891
5,000	7.30%, 08/15/2031	6,713
135,000	Valero Energy Corp. 4.00%, 04/01/2029	148,193
85,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(2)	88,613
		844,803
	Packaging & Containers - 0.6%
125,000	Berry Global, Inc. 5.63%, 07/15/2027(2)	130,920
110,000	Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	133,101
70,000	Graphic Packaging International LLC 3.50%, 03/01/2029(2)	69,300
120,000	Owens-Brockway Glass Container, Inc. 6.63%, 05/13/2027(2)	128,250
125,000	Silgan Holdings, Inc. 4.13%, 02/01/2028	127,031
		588,602
	Pharmaceuticals - 0.7%
	AbbVie, Inc.
5,000	4.55%, 03/15/2035	5,958
115,000	4.75%, 03/15/2045	143,984
120,000	Bausch Health Cos., Inc. 5.75%, 08/15/2027(2)	125,638
125,000	Becton Dickinson and Co. 2.82%, 05/20/2030	130,091
	CVS Health Corp.
100,000	3.75%, 04/01/2030	110,238
35,000	5.13%, 07/20/2045	46,006
100,000	Zoetis, Inc. 4.70%, 02/01/2043	127,051
		688,966
	Pipelines - 1.4%
140,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	160,029
125,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	133,460
	Energy Transfer Operating L.P.
125,000	5.25%, 04/15/2029	145,251
10,000	5.30%, 04/01/2044	11,709
10,000	5.35%, 05/15/2045	11,814
	MPLX L.P.
20,000	4.00%, 03/15/2028	21,996
15,000	4.13%, 03/01/2027	16,543
90,000	4.80%, 02/15/2029	103,698
5,000	5.20%, 03/01/2047	6,166
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.8% - (continued)
	Pipelines - 1.4% - (continued)
$ 5,000	5.20%, 12/01/2047	$ 6,111
5,000	5.50%, 02/15/2049	6,444
	ONEOK, Inc.
5,000	4.00%, 07/13/2027	5,474
110,000	4.35%, 03/15/2029	122,750
10,000	5.85%, 01/15/2026	11,632
125,000	Rattler Midstream L.P. 5.63%, 07/15/2025(2)	130,625
125,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	133,906
150,000	Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030(2)	152,804
25,000	TransCanada PipeLines Ltd. 4.75%, 05/15/2038	29,910
35,000	Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029(2)	35,672
145,000	Williams Cos., Inc. 3.75%, 06/15/2027	157,818
		1,403,812
	Real Estate Investment Trusts - 1.1%
135,000	American Tower Corp. 3.80%, 08/15/2029	148,425
150,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	165,876
140,000	Crown Castle International Corp. 3.30%, 07/01/2030	148,077
155,000	Equinix, Inc. 2.15%, 07/15/2030	151,068
140,000	GLP Capital L.P. / GLP Financing II, Inc. 5.75%, 06/01/2028	162,564
115,000	Host Hotels & Resorts L.P. 3.50%, 09/15/2030	118,674
25,000	SBA Tower Trust 2.84%, 01/15/2050(2)	25,933
5,000	VEREIT Operating Partnership L.P. 3.40%, 01/15/2028	5,386
125,000	VICI Properties L.P. / VICI Note Co., Inc. 4.63%, 12/01/2029(2)	133,359
		1,059,362
	Retail - 1.3%
125,000	1011778 BC ULC / New Red Finance, Inc. 4.38%, 01/15/2028(2)	125,655
	Alimentation Couche-Tard, Inc.
140,000	2.95%, 01/25/2030(2)(7)	145,321
5,000	3.80%, 01/25/2050(2)	5,420
100,000	Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027(2)	103,100
135,000	Dollar General Corp. 3.50%, 04/03/2030	147,051
35,000	FirstCash, Inc. 4.63%, 09/01/2028(2)	36,094
90,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(2)	90,018
	Lowe's Cos., Inc.
10,000	3.70%, 04/15/2046	11,119
100,000	4.38%, 09/15/2045	121,634
	McDonald's Corp.
15,000	3.63%, 09/01/2049	16,742
7,000	3.70%, 02/15/2042	7,804
15,000	4.20%, 04/01/2050	18,357
65,000	4.45%, 09/01/2048	81,454
130,000	O'Reilly Automotive, Inc. 4.20%, 04/01/2030	148,149
100,000	Starbucks Corp. 4.45%, 08/15/2049	124,377
95,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	98,444
35,000	Yum! Brands, Inc. 4.75%, 01/15/2030(2)	37,450
		1,318,189
	Semiconductors - 0.4%
40,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.14%, 11/15/2035	39,415
	Broadcom, Inc.
65,000	3.19%, 11/15/2036	63,981

The accompanying notes are an integral part of these financial statements.
61

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 18.8% - (continued)
	Semiconductors - 0.4% - (continued)
$ 25,000	4.30%, 11/15/2032	$ 27,854
124,000	Micron Technology, Inc. 5.33%, 02/06/2029	146,264
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
5,000	3.15%, 05/01/2027(2)	5,281
100,000	4.30%, 06/18/2029(2)	112,657
		395,452
	Software - 0.3%
35,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(2)	34,825
12,000	Dun & Bradstreet Corp. 10.25%, 02/15/2027(2)	12,876
20,000	MSCI, Inc. 3.88%, 02/15/2031(2)	20,632
125,000	PTC, Inc. 4.00%, 02/15/2028(2)	126,719
120,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(2)	126,300
		321,352
	Telecommunications - 1.2%
	AT&T, Inc.
40,000	3.50%, 02/01/2061	38,944
35,000	4.35%, 06/15/2045	40,051
10,000	4.50%, 03/09/2048	11,805
100,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	146,179
160,000	Motorola Solutions, Inc. 2.30%, 11/15/2030	156,289
200,000	NBN Co., Ltd. 2.50%, 01/08/2032(2)	198,745
160,000	Nokia Oyj 6.63%, 05/15/2039	215,200
	T-Mobile USA, Inc.
50,000	2.88%, 02/15/2031	49,687
105,000	4.38%, 04/15/2040	119,789
3,000	4.50%, 04/15/2050	3,542
	Verizon Communications, Inc.
5,000	4.00%, 03/22/2050	5,726
65,000	4.13%, 08/15/2046	75,970
	Vodafone Group plc
5,000	4.25%, 09/17/2050	5,854
6,000	4.38%, 02/19/2043	6,999
100,000	5.25%, 05/30/2048	131,640
		1,206,420
	Transportation - 0.3%
120,000	FedEx Corp. 5.10%, 01/15/2044	153,298
120,000	Union Pacific Corp. 2.97%, 09/16/2062	120,460
		273,758
	Total Corporate Bonds (cost $18,914,762)	$ 18,875,584
MUNICIPAL BONDS - 0.6%
	Airport - 0.0%
25,000	Chicago, IL, O'Hare International Airport 3.01%, 01/01/2038	$ 25,952
	Development - 0.0%
15,000	New York City Industrial Dev Agency, (AGM Insured) 3.19%, 03/01/2040	15,308
	General - 0.2%
80,000	Dist of Columbia Rev 3.43%, 04/01/2042	84,736
40,000	Philadelphia, PA, Auth Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	50,811
		135,547
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.6% - (continued)
	Transportation - 0.4%
$ 235,000	Chicago, IL, Transit Auth 3.40%, 12/01/2032	$ 253,599
100,000	Golden State, CA, Tobacco Securitization Corp. 2.25%, 06/01/2029	100,035
30,000	Metropolitan Transportation Auth, NY, Rev 5.18%, 11/15/2049	40,904
		394,538
	Total Municipal Bonds (cost $533,890)	$ 571,345
U.S. GOVERNMENT AGENCIES - 4.4%
	Mortgage-Backed Agencies - 4.4%
	FHLMC - 0.6%
4,247,790	0.07%, 10/25/2026(3)(4)	$ 17,725
1,213,707	0.27%, 11/25/2023(3)(4)	5,601
711,029	0.60%, 03/25/2027(3)(4)	20,812
2,126,040	1.12%, 06/25/2030(3)(4)	179,922
119,714	1.13%, 01/25/2030(3)(4)	9,636
550,175	1.33%, 06/25/2030(3)(4)	54,773
1,790,000	1.38%, 06/25/2030(3)(4)	180,913
1,053,190	1.43%, 07/25/2030(3)(4)	110,692
13,178	1.50%, 10/15/2042	13,074
16,615	1.70%, 10/15/2039	16,810
32,187	2.50%, 12/15/2042	33,276
		643,234
	FNMA - 1.8%
362,366	1.20%, 06/25/2034(3)(4)	34,800
22,016	1.50%, 08/25/2041	22,321
8,249	1.50%, 11/25/2042	8,171
15,533	1.70%, 06/25/2043	15,728
13,019	1.75%, 01/25/2040	13,133
17,197	2.00%, 06/25/2043	17,441
31,271	2.50%, 09/25/2049	32,390
14,833	2.50%, 03/25/2053	15,189
450,000	3.50%, 08/25/2048	485,335
46,537	3.50%, 04/25/2053	47,701
425,000	4.00%, 01/25/2042	483,242
450,000	4.00%, 06/25/2042	497,949
72,043	4.00%, 08/01/2049	77,100
		1,750,500
	GNMA - 2.0%
19,862	1.50%, 04/16/2040	20,020
500,000	3.00%, 09/20/2045	518,523
480,000	3.00%, 04/20/2046	497,402
464,675	3.00%, 08/20/2047	481,597
450,000	3.50%, 02/20/2049	487,579
		2,005,121
	Total U.S. Government Agencies (cost $4,538,983)	$ 4,398,855
U.S. GOVERNMENT SECURITIES - 3.0%
	U.S. Treasury Securities - 3.0%
	U.S. Treasury Bonds - 3.0%
245,000	2.38%, 05/15/2051	$ 268,888
140,000	3.13%, 08/15/2044(8)	168,995
40,000	3.13%, 05/15/2048	49,822
345,000	3.63%, 08/15/2043	444,794

The accompanying notes are an integral part of these financial statements.
62

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 3.0% - (continued)
	U.S. Treasury Securities - 3.0% - (continued)
	U.S. Treasury Bonds - 3.0% - (continued)
$ 1,360,000	3.63%, 02/15/2044	$ 1,761,253
260,000	3.75%, 11/15/2043	341,666
	Total U.S. Government Securities (cost $3,230,027)	$ 3,035,418
COMMON STOCKS - 36.4%
	Banks - 1.2%
7,356	Bank of Nova Scotia	$ 482,259
3,460	PNC Financial Services Group, Inc.	730,164
		1,212,423
	Capital Goods - 3.1%
311	AGCO Corp.	38,007
10,811	Assa Abloy AB Class B	317,223
67,376	BAE Systems plc	508,026
360	Deere & Co.	123,232
3,604	Fortive Corp.	272,859
5,216	Kone Oyj Class B	355,726
4,351	Kubota Corp.	92,689
1,054	Lockheed Martin Corp.	350,265
5,587	Raytheon Technologies Corp.	496,461
5,327	Vinci S.A.	569,511
		3,123,999
	Commercial & Professional Services - 0.3%
6,024	Experian plc	276,208
	Consumer Durables & Apparel - 0.5%
2,820	NIKE, Inc. Class B	471,758
477	Open House Co., Ltd.	30,420
		502,178
	Consumer Services - 1.4%
189	Caesars Entertainment, Inc.*	20,688
25,148	Compass Group plc*	533,657
2,984	McDonald's Corp.	732,721
210	Oriental Land Co., Ltd.	33,167
3,728	Playa Hotels & Resorts N.V.*	31,725
		1,351,958
	Diversified Financials - 0.0%
806	Brookfield Asset Management, Inc. Class A	48,674
	Energy - 3.3%
804	ARC Resources Ltd.	7,711
44,900	Ascent Resources - Marcellus LLC Class A*(9)(10)	37,042
47,637	BP plc	228,224
1,087	Chesapeake Energy Corp.	69,285
4,222	ConocoPhillips	314,497
4,921	Coterra Energy, Inc.	104,916
3,458	Enbridge, Inc.	144,847
171	EOG Resources, Inc.	15,811
6,502	Equinor ASA	164,750
463	Green Plains, Inc.	17,571
1,490	Hess Corp.	123,029
1,636	Lukoil PJSC ADR	166,759
3,715	Marathon Petroleum Corp.	244,930
13,651	Petroleo Brasileiro S.A.	66,927
1,099	Pioneer Natural Resources Co.	205,491
13,799	Royal Dutch Shell plc Class A	316,120
3,199	Royal Dutch Shell plc Class B	73,413
226	Royal Dutch Shell plc Class B ADR	10,360
1,862	TC Energy Corp.	100,728
Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.4% - (continued)
	Energy - 3.3% - (continued)
5,958	Tenaris S.A.	$ 65,872
14,975	TotalEnergies SE	749,872
3,092	Williams Cos., Inc.	86,854
		3,315,009
	Food & Staples Retailing - 0.0%
14,296	Olam International Ltd.	18,022
	Food, Beverage & Tobacco - 3.3%
1,856	Archer-Daniels-Midland Co.	119,229
22,803	Astra Agro Lestari Tbk PT	17,291
301	Beyond Meat, Inc.*(7)	29,793
585	Bunge Ltd.	54,194
422	Cal-Maine Foods, Inc.	15,217
7,519	Coca-Cola Co.	423,846
651	Darling Ingredients, Inc.*	55,023
13,983	Diageo plc	695,678
1,343	Glanbia plc	21,933
83,102	Golden Agri-Resources Ltd.	16,298
5,060	Heineken N.V.	560,087
293	Ingredion, Inc.	27,902
28,136	IOI Corp. Bhd	26,701
4,599	Kuala Lumpur Kepong Bhd	24,011
584	Lamb Weston Holdings, Inc.	32,967
3,668	Nestle S.A.	483,835
409	NH Foods Ltd.	14,384
2,723	PepsiCo., Inc.	440,037
1,018	Pilgrim's Pride Corp.*	28,667
515	Prima Meat Packers Ltd.	12,104
96	Sanderson Farms, Inc.	18,187
2,104	Tate & Lyle plc	18,664
957	Tyson Foods, Inc. Class A	76,531
23,723	Wilmar International Ltd.	75,846
		3,288,425
	Health Care Equipment & Services - 2.5%
6,413	Baxter International, Inc.	506,371
2,092	Brookdale Senior Living, Inc.*	13,598
13,703	Koninklijke Philips N.V.	646,441
4,727	Medtronic plc	566,578
1,774	UnitedHealth Group, Inc.	816,874
		2,549,862
	Household & Personal Products - 1.7%
7,737	Colgate-Palmolive Co.	589,482
4,095	Procter & Gamble Co.	585,544
6,141	Reckitt Benckiser Group plc	498,544
		1,673,570
	Insurance - 1.9%
46,111	AIA Group Ltd.	516,766
14,184	AXA S.A.	412,655
3,044	Chubb Ltd.	594,737
2,234	Marsh & McLennan Cos., Inc.	372,631
		1,896,789
	Materials - 5.9%
7,675	Anglo American plc	291,980
5,835	ArcelorMittal S.A.	197,340
20,645	B2Gold Corp.	85,242
10,847	Barrick Gold Corp.	199,249
24,615	BHP Group plc	650,121
3,527	Boliden AB*	124,342
58,340	Centamin plc	74,536
6,741	Centerra Gold, Inc.	50,547

The accompanying notes are an integral part of these financial statements.
63

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.4% - (continued)
	Materials - 5.9% - (continued)
887	CF Industries Holdings, Inc.	$ 50,382
82,062	China Hongqiao Group Ltd.	91,175
13,512	Cia Siderurgica Nacional S.A.	54,538
2,413	Corteva, Inc.	104,121
8,133	Dundee Precious Metals, Inc.	53,493
4,953	Eldorado Gold Corp.*	44,303
5,555	Endeavour Mining plc	141,119
51,640	Eregli Demir ve Celik Fabrikalari T.A.S.	107,824
13,338	Evraz plc	113,293
531	FMC Corp.	48,326
11,702	Fortescue Metals Group Ltd.	121,935
505	Franco-Nevada Corp.	72,057
4,164	Gold Fields Ltd.	38,693
26,789	Gold Road Resources Ltd.	27,785
32,488	Grupo Mexico S.A.B. de C.V. Series B	142,368
36,366	Hochschild Mining plc	70,970
5,534	Israel Chemicals Ltd.	47,426
14,763	Kinross Gold Corp.	88,750
1,518	Kirkland Lake Gold Ltd.	63,990
2,380	Kumba Iron Ore Ltd.	72,424
2,012	Linde plc*	642,230
5,258	MMC Norilsk Nickel PJSC ADR	164,317
1,550	Mosaic Co.	64,434
21,627	New Gold, Inc.	30,406
1,636	Newmont Corp.	88,344
3,694	Novolipetsk Steel PJSC GDR	116,742
1,959	Nutrien Ltd.	136,921
1,579	PhosAgro PJSC GDR	37,770
594	POSCO	150,657
6,946	Pretium Resources, Inc.*	84,019
43,608	Ramelius Resources Ltd.	52,025
61,995	Regis Resources Ltd.	92,971
6,962	Rio Tinto plc	434,091
5,353	Severstal PAO GDR	122,418
36,710	Silver Lake Resources Ltd.*	46,490
3,221	SSR Mining, Inc.	50,803
4,822	Torex Gold Resources, Inc.*	56,067
30,980	Vedanta Ltd.	126,073
2,808	voestalpine AG	106,651
5,658	Yamana Gold, Inc.	22,219
1,079	Yara International ASA	56,392
		5,910,369
	Pharmaceuticals, Biotechnology & Life Sciences - 2.7%
5,884	AstraZeneca plc ADR	367,044
269	Genus plc	20,399
3,994	Johnson & Johnson	650,543
3,892	Merck & Co., Inc.	342,690
5,375	Novartis AG	444,581
8,346	Pfizer, Inc.	365,054
1,282	Roche Holding AG	496,639
		2,686,950
	Real Estate - 3.0%
241	Alexandria Real Estate Equities, Inc. REIT	49,198
1,475	American Tower Corp. REIT	415,906
75	AvalonBay Communities, Inc.	17,751
2,937	Brixmor Property Group, Inc. REIT	68,843
315	Camden Property Trust REIT	51,377
13,400	Capitaland Investment Ltd.*	34,183
555	Catena AB	33,799
580	CBRE Group, Inc. Class A*	60,366
20,000	Central Pattana PCL	35,712
8,696	CK Asset Holdings Ltd.	53,716
Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.4% - (continued)
	Real Estate - 3.0% - (continued)
9	Comforia Residential REIT, Inc. REIT	$ 26,216
6,100	Corp. Inmobiliaria Vesta S.A.B. de C.V.	10,619
12	CRE Logistics REIT, Inc.*	23,346
742	Douglas Emmett, Inc. REIT	24,249
57	Equinix, Inc. REIT	47,713
355	Extra Space Storage, Inc. REIT	70,066
612	Fastighets AB Balder Class B*	44,375
2,251	Goodman Group REIT	37,270
14	Heiwa Real Estate REIT, Inc. REIT	19,546
5,500	Hongkong Land Holdings Ltd.	30,373
4	Hoshino Resorts REIT, Inc.	26,118
2,315	Independence Realty Trust, Inc. REIT	54,703
1,524	Invitation Homes, Inc. REIT	62,865
1,081	Kojamo Oyj	24,219
385	Life Storage, Inc. REIT	51,517
1,429	Lifestyle Communities Ltd.	23,593
1,315	Mercialys S.A.	14,285
20,570	Mirvac Group REIT	43,900
2,930	Mitsui Fudosan Co., Ltd. REIT	66,991
139	Phillips Edison & Co., Inc. REIT	4,189
1,009	Prologis, Inc. REIT	146,265
1,518	Public Storage REIT	504,249
1,964	Retail Opportunity Investments Corp. REIT	34,900
747	Rexford Industrial Realty, Inc. REIT	50,198
407	Ryman Hospitality Properties, Inc. REIT*	34,815
2,287	Safestore Holdings plc REIT	37,621
778	Sagax AB	30,450
2,310	Savills plc	44,828
116	SBA Communications Corp. REIT	40,058
413	Simon Property Group, Inc. REIT	60,538
659	SL Green Realty Corp.	46,176
7,049	StorageVault Canada, Inc.	35,313
273	Sun Communities, Inc. REIT	53,503
1,150	TAG Immobilien AG	34,938
2,540	Tokyo Tatemono Co., Ltd.	37,334
1,250	UDR, Inc. REIT	69,413
2,218	UNITE Group plc REIT	33,117
1,750	VICI Properties, Inc. REIT	51,363
845	Welltower, Inc. REIT	67,938
4,049	Workspace Group plc REIT	45,549
		2,985,570
	Retailing - 0.4%
4,754	TJX Cos., Inc.	311,339
406	Tractor Supply Co.	88,171
		399,510
	Software & Services - 2.7%
1,771	Accenture plc Class A	635,417
1,729	Automatic Data Processing, Inc.	388,143
1,723	Capgemini SE	401,740
2,584	Microsoft Corp.	856,906
1,940	Visa, Inc. Class A	410,834
		2,693,040
	Telecommunication Services - 0.5%
962	Cellnex Telecom S.A.(2)	59,163
14,917	KDDI Corp.	456,161
		515,324
	Transportation - 1.1%
5,370	Canadian National Railway Co.	713,686
1,627	United Parcel Service, Inc. Class B	347,316
		1,061,002

The accompanying notes are an integral part of these financial statements.
64

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.4% - (continued)
	Utilities - 0.9%
231	American Electric Power Co., Inc.	$ 19,568
224	Avangrid, Inc.	11,805
484	CenterPoint Energy, Inc.	12,603
2,945	China Gas Holdings Ltd.	7,351
1,800	China Yangtze Power Co., Ltd.	5,977
208	China Yangtze Power Co., Ltd. GDR(2)	6,614
360	Duke Energy Corp.	36,724
360	Edison International	22,655
3,292	Enel S.p.A.	27,560
2,613	Engie S.A.	37,170
730	Exelon Corp.	38,829
705	FirstEnergy Corp.	27,164
2,407	Iberdrola S.A.	28,423
41,171	National Grid plc	527,135
418	NextEra Energy, Inc.	35,668
7,688	Power Grid Corp. of India Ltd.	19,044
393	RWE AG	15,127
145	Sempra Energy	18,506
425	Southern Co.	26,486
		924,409
	Total Common Stocks (cost $27,167,059)	$ 36,433,291
PREFERRED STOCKS - 0.0%
	Materials - 0.0%
588	Sociedad Quimica y Minera de Chile S.A. Class B	$ 31,997
	Total Preferred Stocks (cost $14,358)	$ 31,997
WARRANTS - 0.0%
	Energy - 0.0%
11,625	Ascent Resources - Marcellus LLC Expires 3/30/2023*(9)(10)	$ 116
	Total Warrants (cost $930)	$ 116
AFFILIATED INVESTMENT COMPANIES - 23.0%
	Domestic Equity Funds - 2.9%
69,517	Hartford Multifactor US Equity ETF	$ 2,928,751
	International/Global Equity Funds - 9.7%
157,541	Hartford Multifactor Developed Markets (ex-US) ETF	4,836,509
196,795	Hartford Multifactor Emerging Markets ETF	4,827,480
	Total International/Global Equity Funds (cost $8,190,217)	$ 9,663,989
Shares or Principal Amount			Market Value†
AFFILIATED INVESTMENT COMPANIES - 23.0% - (continued)
	Taxable Fixed Income Funds - 10.4%
987,285	The Hartford World Bond Fund, Class F		$ 10,415,856
	Total Affiliated Investment Companies (cost $20,912,215)		$ 23,008,596
	Total Long-Term Investments (Cost $87,469,266)		$ 98,601,747
SHORT-TERM INVESTMENTS - 1.6%
	Repurchase Agreements - 1.2%
$ 1,162,974	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $1,162,975; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $1,186,239		$ 1,162,974
	Securities Lending Collateral - 0.4%
2,715	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(11)		2,715
416,817	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(11)		416,817
29,924	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(11)		29,924
			449,456
	Total Short-Term Investments (cost $1,612,430)		$ 1,612,430
	Total Investments Excluding Purchased Options (cost $89,081,696)	100.0%	$ 100,214,177
	Total Purchased Options (cost $975,570)	0.6%	$ 529,939
	Total Investments (cost $90,057,266)	100.6%	$ 100,744,116
	Other Assets and Liabilities	(0.6)%	(552,440)
	Total Net Assets	100.0%	$ 100,191,676
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

The accompanying notes are an integral part of these financial statements.
65

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $15,250,215, representing 15.2% of net assets.
(3)	Securities disclosed are interest-only strips.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $163,540.
(9)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $37,158, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(10)	Investment valued using significant unobservable inputs.
(11)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at October 31, 2021
Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Put
iShares MSCI EAFE ETF Option	69.00	USD	03/18/2022	243	USD	24,300	$ 19,926	$ 68,362	$ (48,436)
iShares MSCI EAFE ETF Option	71.00	USD	06/17/2022	243	USD	24,300	33,534	71,521	(37,987)
iShares MSCI EAFE ETF Option	70.00	USD	09/16/2022	243	USD	24,300	54,554	85,136	(30,582)
iShares MSCI Emerging Markets Option	50.00	USD	03/18/2022	170	USD	17,000	41,140	52,397	(11,257)
iShares MSCI Emerging Markets Option	49.50	USD	06/17/2022	170	USD	17,000	53,550	46,975	6,575
iShares MSCI Emerging Markets Option	45.00	USD	09/16/2022	170	USD	17,000	41,055	54,793	(13,738)
S&P 500 Index Option	3,675.00	USD	03/18/2022	10	USD	1,000	39,880	182,060	(142,180)
S&P 500 Index Option	3,875.00	USD	06/17/2022	10	USD	1,000	101,800	182,323	(80,523)
S&P 500 Index Option	3,875.00	USD	09/16/2022	10	USD	1,000	144,500	232,003	(87,503)
Total purchased exchange-traded option contracts							$ 529,939	$ 975,570	$ (445,631)

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	56	12/21/2021	$ 7,319,375	$ (149,122)
Total futures contracts				$ (149,122)

The accompanying notes are an integral part of these financial statements.
66

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2021

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
5,938,929	USD	5,114,000	EUR	DEUT	11/30/2021	$ 23,699
3,991,853	USD	2,900,000	GBP	DEUT	11/30/2021	22,984
4,750,782	USD	541,000,000	JPY	MSC	11/30/2021	3,164
Total foreign currency contracts						$ 49,847
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 12,246,545	$ —	$ 12,246,545	$ —
Corporate Bonds	18,875,584	—	18,875,584	—
Municipal Bonds	571,345	—	571,345	—
U.S. Government Agencies	4,398,855	—	4,398,855	—
U.S. Government Securities	3,035,418	—	3,035,418	—
Common Stocks
Banks	1,212,423	1,212,423	—	—
Capital Goods	3,123,999	1,280,824	1,843,175	—
Commercial & Professional Services	276,208	—	276,208	—
Consumer Durables & Apparel	502,178	471,758	30,420	—
Consumer Services	1,351,958	785,134	566,824	—
Diversified Financials	48,674	48,674	—	—
Energy	3,315,009	1,578,829	1,699,138	37,042
Food & Staples Retailing	18,022	—	18,022	—
Food, Beverage & Tobacco	3,288,425	1,364,268	1,924,157	—
Health Care Equipment & Services	2,549,862	1,903,421	646,441	—
Household & Personal Products	1,673,570	1,175,026	498,544	—
Insurance	1,896,789	967,368	929,421	—
Materials	5,910,369	2,482,668	3,427,701	—
Pharmaceuticals, Biotechnology & Life Sciences	2,686,950	1,725,331	961,619	—
Real Estate	2,985,570	2,441,999	543,571	—
Retailing	399,510	399,510	—	—
Software & Services	2,693,040	2,291,300	401,740	—
Telecommunication Services	515,324	—	515,324	—
Transportation	1,061,002	1,061,002	—	—
Utilities	924,409	291,022	633,387	—
Preferred Stocks	31,997	—	31,997	—
Warrants	116	—	—	116
Affiliated Investment Companies	23,008,596	23,008,596	—	—
Short-Term Investments	1,612,430	449,456	1,162,974	—
Purchased Options	529,939	529,939	—	—
Foreign Currency Contracts(2)	49,847	—	49,847	—
Total	$ 100,793,963	$ 45,468,548	$ 55,288,257	$ 37,158
Liabilities
Futures Contracts(2)	$ (149,122)	$ (149,122)	$ —	$ —
Total	$ (149,122)	$ (149,122)	$ —	$ —

(1)	For the year ended October 31, 2021, investments valued at $204,254 were transferred out of Level 3 due to the initiation of a vendor providing prices. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
67

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount			Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 66.5%
11,611,948	The Hartford Capital Appreciation Fund, Class F		$ 572,004,569
16,844,409	The Hartford Dividend and Growth Fund, Class F		574,394,330
	Total Domestic Equity Funds (cost $818,223,988)		$ 1,146,398,899
	Taxable Fixed Income Funds - 33.3%
14,109,493	Hartford Total Return Bond ETF		573,409,796
	Total Affiliated Investment Companies (cost $1,371,038,752)		$ 1,719,808,695
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
3,271,412	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.03%(1)		$ 3,271,412
	Total Short-Term Investments (cost $3,271,412)		$ 3,271,412
	Total Investments (cost $1,374,310,164)	100.0%	$ 1,723,080,107
	Other Assets and Liabilities	0.0%	326,469
	Total Net Assets	100.0%	$ 1,723,406,576
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 1,719,808,695	$ 1,719,808,695	$ —	$ —
Short-Term Investments	3,271,412	3,271,412	—	—
Total	$ 1,723,080,107	$ 1,723,080,107	$ —	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
68

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.7%
	Domestic Equity Funds - 26.4%
240,763	Hartford Core Equity Fund, Class F	$ 11,953,894
158,963	Hartford Multifactor US Equity ETF	6,697,111
256,683	Hartford Small Cap Value Fund, Class F	3,439,546
303,479	The Hartford Equity Income Fund, Class F	7,186,382
56,279	The Hartford Growth Opportunities Fund, Class F	3,809,522
106,492	The Hartford Small Company Fund, Class F	3,509,978
	Total Domestic Equity Funds (cost $25,845,153)	$ 36,596,433
	International/Global Equity Funds - 11.0%
164,918	Hartford Multifactor Developed Markets (ex-US) ETF	5,062,983
50,806	Hartford Schroders Emerging Markets Equity Fund, Class F	1,024,258
201,955	Hartford Schroders International Multi-Cap Value Fund, Class F	2,082,154
126,621	The Hartford International Growth Fund, Class F	2,450,108
214,364	The Hartford International Opportunities Fund, Class F	4,533,809
	Total International/Global Equity Funds (cost $13,104,275)	$ 15,153,312
	Taxable Fixed Income Funds - 62.3%
700,743	Hartford Core Bond ETF	28,705,306
310,376	Hartford Short Duration ETF	12,646,270
727,631	The Hartford Inflation Plus Fund, Class F	8,636,981
1,202,540	The Hartford Strategic Income Fund, Class F	11,051,345
2,384,807	The Hartford World Bond Fund, Class F	25,159,712
	Total Taxable Fixed Income Funds (cost $85,634,154)	$ 86,199,614
	Total Affiliated Investment Companies (cost $124,583,582)	$ 137,949,359
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
399,772	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.03%(1)		$ 399,772
	Total Short-Term Investments (cost $399,772)		$ 399,772
	Total Investments (cost $124,983,354)	100.0%	$ 138,349,131
	Other Assets and Liabilities	0.0%	63,309
	Total Net Assets	100.0%	$ 138,412,440
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 137,949,359	$ 137,949,359	$ —	$ —
Short-Term Investments	399,772	399,772	—	—
Total	$ 138,349,131	$ 138,349,131	$ —	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
69

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.7%
	Australia - 1.3%
AUD 1,610,850	Australia Government Bond 0.75%, 11/21/2027	$ 1,296,574
	Canada - 1.7%
CAD 1,664,262	Canadian Government Real Return Bond 4.25%, 12/01/2026	1,685,620
	Japan - 1.7%
JPY 193,636,600	Japanese Government CPI Linked Bond 0.10%, 03/10/2026	1,746,000
	Total Foreign Government Obligations (cost $4,776,630)	$ 4,728,194
U.S. GOVERNMENT SECURITIES - 17.9%
	U.S. Treasury Securities - 17.9%
	U.S. Treasury Bonds - 3.2%
$ 1,222,708	0.13%, 01/15/2030(1)	$ 1,354,532
124,045	1.75%, 01/15/2028(1)	149,816
585,755	2.00%, 01/15/2026(1)	684,910
612,414	2.38%, 01/15/2025(1)	704,646
88,169	2.38%, 01/15/2027(1)	107,520
144,775	3.63%, 04/15/2028(1)	193,859
		3,195,283
	U.S. Treasury Notes - 14.7%
1,433,989	0.13%, 01/15/2023(1)	1,489,024
2,263,786	0.13%, 07/15/2024(1)(2)	2,427,027
833,087	0.13%, 07/15/2026(1)	912,751
1,303,034	0.13%, 01/15/2031(1)(2)	1,445,198
340,705	0.25%, 01/15/2025(1)	367,556
641,649	0.25%, 07/15/2029(1)	719,160
292,335	0.38%, 07/15/2023(1)	309,361
1,216,969	0.38%, 07/15/2025(1)	1,333,175
821,016	0.38%, 01/15/2027(1)	910,638
626,234	0.38%, 07/15/2027(1)	700,098
349,333	0.50%, 01/15/2028(1)	392,761
1,138,259	0.63%, 01/15/2024(1)	1,218,537
587,140	0.63%, 01/15/2026(1)	650,429
496,061	0.75%, 07/15/2028(1)	570,499
1,088,772	0.88%, 01/15/2029(1)	1,264,485
		14,710,699
	Total U.S. Government Securities (cost $17,070,000)	$ 17,905,982
COMMON STOCKS - 55.5%
	Automobiles & Components - 0.2%
681	Aptiv plc*	$ 117,738
1,451	Ford Motor Co.*	24,783
4,190	NOK Corp.	48,637
28	Volkswagen AG	6,284
		197,442
	Banks - 1.3%
5,399	ABN Amro Bank N.V.(3)	79,407
25,418	AIB Group plc*	68,793
11,495	Bank of Ireland Group plc*	68,478
19,240	BPER Banca	42,185
30,740	CaixaBank S.A.	88,367
2,270	KB Financial Group, Inc.	109,877
16,676	Mitsubishi UFJ Financial Group, Inc.	91,443
21,057	Resona Holdings, Inc.	79,103
2,830	Shinhan Financial Group Co., Ltd.	92,391
25	Signature Bank	7,446
757	Silvergate Capital Corp.*	118,561
Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.5% - (continued)
	Banks - 1.3% - (continued)
2,792	Societe Generale S.A.	$ 93,264
11,825	Standard Chartered plc	79,972
2,627	Sumitomo Mitsui Financial Group, Inc.	85,245
2,286	Sumitomo Mitsui Trust Holdings, Inc.	75,195
40,554	Unicaja Banco S.A.(3)	43,391
7,660	UniCredit S.p.A.	101,261
		1,324,379
	Capital Goods - 2.2%
1,305	ABB Ltd.	43,174
234	Acuity Brands, Inc.	48,071
875	AECOM *	59,824
420	AZEK Co., Inc.*	15,410
1,747	Builders FirstSource, Inc.*	101,798
4,359	Chiyoda Corp.*	15,934
3,033	Cie de Saint-Gobain	209,315
185	Daikin Industries Ltd.	40,518
176	Deere & Co.	60,246
303	Eaton Corp. plc	49,922
1,915	Fluor Corp.*	37,228
731	Fortune Brands Home & Security, Inc.	74,123
2,588	Fugro N.V.*	21,935
1,484	Hitachi Ltd.	85,515
205	Hubbell, Inc.	40,871
396	Ingersoll Rand, Inc.*	21,289
2,195	JELD-WEN Holding, Inc.*	60,165
6,998	JGC Holdings Corp.	65,762
753	Johnson Controls International plc	55,248
193	Kennametal, Inc.	7,672
2,162	Kubota Corp.	46,057
317	Mercury Systems, Inc.*	16,338
572	Middleby Corp.*	104,356
2,689	PGT Innovations, Inc.*	57,410
215	Raytheon Technologies Corp.	19,105
563	Siemens AG	91,533
488	Spirit AeroSystems Holdings, Inc.	20,149
535	Triumph Group, Inc.*	10,941
1,536	Vestas Wind Systems A/S	66,401
4,175	Vinci S.A.	446,350
1,243	Westinghouse Air Brake Technologies Corp.	112,777
423	Xylem, Inc.	55,239
		2,160,676
	Commercial & Professional Services - 0.5%
2,121	Adecco Group AG	106,856
756	Clean Harbors, Inc.*	85,080
27,837	Hays plc	63,086
5,098	Pagegroup plc	46,326
930	US Ecology, Inc.*	29,937
455	Verisk Analytics, Inc.	95,673
575	Waste Management, Inc.	92,132
		519,090
	Consumer Durables & Apparel - 0.6%
320	Cavco Industries, Inc.*	76,922
975	Century Communities, Inc.	65,383
471	D.R. Horton, Inc.	42,046
706	Kaufman & Broad S.A.	28,324
742	Lennar Corp. Class A	74,148
1,520	Open House Co., Ltd.	96,935
1,997	Persimmon plc	74,405
1,799	Skyline Champion Corp.*	113,913
		572,076

The accompanying notes are an integral part of these financial statements.
70

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.5% - (continued)
	Consumer Services - 0.3%
599	Caesars Entertainment, Inc.*	$ 65,566
660	Oriental Land Co., Ltd.	104,240
11,821	Playa Hotels & Resorts N.V.*	100,597
		270,403
	Diversified Financials - 1.3%
90	ASX Ltd.	5,660
1,384	Berkshire Hathaway, Inc. Class B*	397,222
2,556	Brookfield Asset Management, Inc. Class A	154,357
55	CME Group, Inc.	12,130
625	Coinbase Global, Inc. Class A*	199,637
5,858	Galaxy Digital Holdings Ltd.*	158,473
963	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	58,165
326	Julius Baer Group Ltd.	23,580
172	Moody's Corp.	69,514
961	Power & Digital Infrastructure Acquisition Corp.*	12,013
142	S&P Global, Inc.	67,331
8,602	UBS Group AG	156,579
		1,314,661
	Energy - 16.4%
950	Ampol Ltd.	21,975
14,895	APA Corp.	390,398
40,609	ARC Resources Ltd.	389,487
8,400	Baker Hughes Co.	210,672
222,069	BP plc	1,063,911
4,481	BP plc ADR	129,008
850	Brigham Minerals, Inc. Class A	19,703
5,926	Cameco Corp.	143,984
1,743	Cheniere Energy, Inc.*	180,226
3,911	Chesapeake Energy Corp.	249,287
1,600	Chevron Corp.	183,184
44,435	China Oilfield Services Ltd. Class H	42,496
7,796	ConocoPhillips	580,724
18,703	Coterra Energy, Inc.	398,748
692	Diamondback Energy, Inc.	74,175
147	Drilling Co.*	5,269
1,275	DTE Midstream LLC*	61,149
9,092	Enbridge, Inc.	380,841
28,040	ENEOS Holdings, Inc.	113,064
44,088	Eni S.p.A.	631,889
4,481	EOG Resources, Inc.	414,313
783	EQT Corp.*	15,590
8,531	Equinor ASA	216,161
2,884	Exxon Mobil Corp.	185,932
11,429	Galp Energia SGPS S.A.	118,724
47,468	Gazprom PJSC ADR	465,797
5,788	Headwater Exploration, Inc.*	22,916
25,908	Inpex Corp.	216,055
1,524	Japan Petroleum Exploration Co., Ltd.	27,733
2,515	Lukoil PJSC ADR	256,356
7,324	Lundin Energy AB	289,250
2,709	Marathon Petroleum Corp.	178,604
1,496	Neste Oyj	83,285
1,314	Noble Corp.*(4)	33,060
274	Novatek PJSC	69,459
34,081	Oil & Natural Gas Corp. Ltd.	67,819
340	OMV AG	20,585
8,549	Ovintiv, Inc.	320,754
19,013	Parex Resources, Inc.	369,168
4,879	PDC Energy, Inc.	255,221
63,264	Petroleo Brasileiro S.A.	310,166
937	Phillips 66	70,069
Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.5% - (continued)
	Energy - 16.4% - (continued)
908	Pioneer Natural Resources Co.	$ 169,778
5,332	Reliance Industries Ltd.	180,942
3,515	Repsol S.A.	45,022
15,663	Royal Dutch Shell plc Class A	358,822
3,065	Royal Dutch Shell plc Class A ADR	140,745
40,096	Royal Dutch Shell plc Class B	920,152
34,797	Royal Dutch Shell plc Class B ADR	1,595,095
12,309	Saipem S.p.A.*	26,969
113	SK Innovation Co., Ltd.*	23,566
7,086	Southwestern Energy Co.*	34,580
42,647	Surgutneftegas PJSC ADR	203,707
5,419	Targa Resources Corp.	296,257
12,770	TC Energy Corp.	690,823
12,418	Tenaris S.A.	138,290
2,472	Tenaris S.A. ADR	55,076
1	Thungela Resources Ltd.*	5
33,362	TotalEnergies SE	1,670,600
3,168	TotalEnergies SE ADR	158,748
2,830	Tourmaline Oil Corp.	102,283
11,136	Trican Well Service Ltd.*	31,223
1,200	Valaris Ltd.*	42,264
5,007	Viper Energy Partners L.P.	110,404
793	Whiting Petroleum Corp.*	51,648
3,699	YPF S.A. ADR*	15,536
		16,339,742
	Food & Staples Retailing - 0.1%
19,123	J Sainsbury plc	78,325
	Food, Beverage & Tobacco - 0.6%
7,600	Archer-Daniels-Midland Co.	488,224
1,053	Darling Ingredients, Inc.*	89,000
73,166	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	7,207
		584,431
	Health Care Equipment & Services - 0.1%
6,673	Brookdale Senior Living, Inc.*	43,374
	Insurance - 0.4%
3,890	Assicurazioni Generali S.p.A.	84,705
3,441	Dai-ichi Life Holdings, Inc.	72,394
234	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	69,284
59,881	Old Mutual Ltd.	61,116
85,878	Shin Kong Financial Holding Co., Ltd.	30,267
7,967	T&D Holdings, Inc.	102,182
3,581	Tongyang Life Insurance Co., Ltd.	20,952
		440,900
	Materials - 11.2%
29,456	Alrosa PJSC	51,901
33,265	Alumina Ltd.	50,274
23,484	Anglo American plc	891,894
5,151	Antofagasta plc	100,471
12,977	ArcelorMittal S.A.	438,884
35,060	B2Gold Corp.	144,761
24,988	Barrick Gold Corp.	458,531
39,806	BHP Group plc	1,051,339
2,483	BlueScope Steel Ltd.	38,800
4,077	Boliden AB	143,731
102,084	Centamin plc	130,424
15,215	Centerra Gold, Inc.	114,088
4,270	CF Industries Holdings, Inc.	242,536
86,302	China BlueChemical Ltd. Class H	28,858
11,400	Cia Siderurgica Nacional S.A.	46,014

The accompanying notes are an integral part of these financial statements.
71

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.5% - (continued)
	Materials - 11.2% - (continued)
5,940	Corteva, Inc.	$ 256,311
12,270	Dundee Precious Metals, Inc.	80,703
10,248	Eldorado Gold Corp.*	91,708
10,578	Endeavour Mining plc	268,724
5,937	First Quantum Minerals Ltd.	140,558
5,920	FMC Corp.	538,779
25,331	Fortescue Metals Group Ltd.	263,950
720	Franco-Nevada Corp.	102,735
5,444	Freeport-McMoRan, Inc.	205,348
12,574	Gold Fields Ltd.	116,840
36,158	Gold Road Resources Ltd.(4)	37,503
7,564	Harmony Gold Mining Co., Ltd.	27,148
96,677	Hochschild Mining plc	188,670
923	Imerys S.A.	40,008
2,436	Impala Platinum Holdings Ltd.	31,528
1,065	Johnson Matthey plc	39,805
31,847	Kinross Gold Corp.	191,437
2,510	Kirkland Lake Gold Ltd.	105,807
1,722	Kumba Iron Ore Ltd.	52,401
2,713	Kyoei Steel Ltd.	33,475
2,182	LafargeHolcim Ltd.	108,844
4,086	Louisiana-Pacific Corp.	240,788
20,404	Lundin Mining Corp.	177,562
2,120	Maruichi Steel Tube Ltd.	48,170
29,040	New Gold, Inc.*	40,829
2,419	Newmont Corp.	130,626
24,845	Norsk Hydro ASA	182,498
1,947	Nucor Corp.	217,382
9,280	Nutrien Ltd.	648,610
15,480	OceanaGold Corp.*	28,894
1,098	Pacific Metals Co., Ltd.	19,902
563	POSCO	142,795
11,150	Pretium Resources, Inc.*	134,870
68,643	Ramelius Resources Ltd.	81,892
101,388	Regis Resources Ltd.	152,046
26,542	Resolute Mining Ltd.*	8,341
13,299	Rio Tinto plc	829,212
57,565	Silver Lake Resources Ltd.*	72,900
65,897	South32 Ltd.	177,763
4,570	SSR Mining, Inc.	72,080
562	Steel Dynamics, Inc.	37,137
2,240	Taiheiyo Cement Corp.	47,592
7,528	Torex Gold Resources, Inc.*	87,531
21,466	Vale S.A. ADR	273,262
772	Vicat S.A.	32,948
1,261	Warrior Met Coal, Inc.	30,226
1,629	West Fraser Timber Co., Ltd.	130,428
8,478	Western Areas Ltd.	20,300
8,000	Yamana Gold, Inc.	31,416
1,234	Yamato Kogyo Co., Ltd.	41,376
4,163	Yara International ASA	217,570
		11,211,734
	Media & Entertainment - 0.8%
574	Charter Communications, Inc. Class A*	387,387
7,381	Comcast Corp. Class A	379,605
		766,992
	Real Estate - 7.7%
756	Alexandria Real Estate Equities, Inc. REIT	154,330
1,661	American Tower Corp. REIT	468,352
236	AvalonBay Communities, Inc.	55,856
6,086	British Land Co. plc REIT	41,093
9,313	Brixmor Property Group, Inc. REIT	218,297
Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.5% - (continued)
	Real Estate - 7.7% - (continued)
999	Camden Property Trust REIT	$ 162,937
42,200	Capitaland Investment Ltd.*	107,651
1,743	Catena AB	106,147
1,840	CBRE Group, Inc. Class A*	191,507
22,000	Central Pattana PCL	39,283
36,911	CK Asset Holdings Ltd.	228,001
28	Comforia Residential REIT, Inc. REIT	81,562
19,400	Corp. Inmobiliaria Vesta S.A.B. de C.V.	33,772
38	CRE Logistics REIT, Inc.	73,931
2,354	Douglas Emmett, Inc. REIT	76,929
180	Equinix, Inc. REIT	150,673
1,125	Extra Space Storage, Inc. REIT	222,041
1,916	Fastighets AB Balder Class B*	138,925
812	Five Point Holdings LLC Class A*	5,976
6,990	Goodman Group REIT	115,733
2,164	Heiwa Real Estate Co., Ltd.	68,320
45	Heiwa Real Estate REIT, Inc. REIT	62,827
17,300	Hongkong Land Holdings Ltd.	95,535
13	Hoshino Resorts REIT, Inc.	84,884
7,340	Independence Realty Trust, Inc. REIT	173,444
4,831	Invitation Homes, Inc. REIT	199,279
3,394	Kojamo Oyj	76,041
4,089	Land Securities Group plc REIT	38,414
1,210	Life Storage, Inc. REIT	161,910
4,440	Lifestyle Communities Ltd.	73,306
18,463	Medical Properties Trust, Inc. REIT	393,816
4,197	Mercialys S.A.	45,593
63,931	Mirvac Group REIT	136,439
4,282	Mitsubishi Estate Co., Ltd.	65,073
9,191	Mitsui Fudosan Co., Ltd. REIT	210,142
462	Phillips Edison & Co., Inc. REIT	13,925
3,199	Prologis, Inc. REIT	463,727
6,167	Retail Opportunity Investments Corp. REIT	109,588
2,348	Rexford Industrial Realty, Inc. REIT	157,786
1,280	Ryman Hospitality Properties, Inc. REIT*	109,491
7,125	Safestore Holdings plc REIT	117,206
2,420	Sagax AB	94,717
7,189	Savills plc	139,510
366	SBA Communications Corp. REIT	126,391
1,311	Simon Property Group, Inc. REIT	192,166
2,071	SL Green Realty Corp.	145,115
22,092	StorageVault Canada, Inc.	110,674
867	Sun Communities, Inc. REIT	169,915
3,612	TAG Immobilien AG	109,736
8,100	Tokyo Tatemono Co., Ltd.	119,057
3,965	UDR, Inc. REIT	220,176
6,971	UNITE Group plc REIT	104,083
5,550	VICI Properties, Inc. REIT	162,892
18,040	Vinhomes JSC(3)	67,712
2,679	Welltower, Inc. REIT	215,392
1,957	Weyerhaeuser Co., REIT	69,904
12,659	Workspace Group plc REIT	142,407
		7,719,589
	Retailing - 0.0%
1,160	Rakuten Group, Inc.	12,700
3,196	Xebio Holdings Co., Ltd.	29,701
		42,401
	Semiconductors & Semiconductor Equipment - 0.1%
179	Advanced Micro Devices, Inc.*	21,521

The accompanying notes are an integral part of these financial statements.
72

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.5% - (continued)
	Semiconductors & Semiconductor Equipment - 0.1% - (continued)
581	First Solar, Inc.*	$ 69,482
98	NVIDIA Corp.	25,056
		116,059
	Software & Services - 0.7%
139,947	Arcane Crypto AB*	3,878
19,150	Argo Blockchain plc*	32,019
755	Argo Blockchain plc ADR*	12,722
434	Aspen Technology, Inc.*	68,003
175	Bakkt Holdings, Inc.*	7,441
12,129	Bitfarms Ltd.*	61,253
19,315	Hive Blockchain Technologies Ltd.*	68,202
8,037	Hut Mining Corp.*	107,931
2,112	Marathon Digital Holdings, Inc.*	110,331
8	Microsoft Corp.	2,653
207	MicroStrategy, Inc. Class A*(4)	148,017
1,193	Riot Blockchain, Inc.*(4)	32,473
53	Square, Inc. Class A*	13,488
3,307	Voyager Digital Ltd.*	50,396
		718,807
	Technology Hardware & Equipment - 0.1%
5,067	Hexagon AB Class B	81,547
619	Trimble, Inc.*	54,082
		135,629
	Telecommunication Services - 2.2%
3,498	America Movil S.A.B. de C.V. Class L ADR	62,195
26,365	BT Group plc*	50,089
10,863	Cellnex Telecom S.A.(3)	668,071
12,500	KDDI Corp.	382,250
1,946	KT Corp.	50,808
2,969	KT Corp. ADR	38,033
5,224	MTN Group Ltd.*	46,844
12,578	Nippon Telegraph & Telephone Corp.	352,422
5,309	Orange S.A.	57,894
1,588	SK Telecom Co., Ltd.*(5)(6)	420,481
4,517	Telefonica Brasil S.A.	36,432
47,096	Turk Telekomunikasyon AS	36,887
19,068	Turkcell Iletisim Hizmetleri AS	30,326
		2,232,732
	Transportation - 1.1%
3,493	Canadian National Railway Co.	464,228
1,552	D/S Norden A/S	37,456
787	East Japan Railway Co.	49,020
115,126	Pacific Basin Shipping Ltd.	53,131
8,263	PostNL N.V.	35,862
206	Ryanair Holdings plc ADR*	23,383
56,999	Shanghai International Airport Co., Ltd. Class A*	471,336
		1,134,416
	Utilities - 7.6%
856	Acciona S.A.	164,389
4,644	American Electric Power Co., Inc.	393,393
1,152	Atlantica Sustainable Infrastructure plc	45,331
7,494	Avangrid, Inc.	394,934
54,277	Beijing Enterprises Holdings Ltd.	208,635
29,654	Centrica plc*	24,479
136,100	China Gas Holdings Ltd.	339,708
342,370	China Longyuan Power Group Corp. Ltd. Class H	800,816
Shares or Principal Amount		Market Value†
COMMON STOCKS - 55.5% - (continued)
	Utilities - 7.6% - (continued)
32,244	Cia de Saneamento Basico do Estado de Sao Paulo	$ 201,104
849	Consolidated Edison, Inc.	64,015
3,747	Duke Energy Corp.	382,232
31,921	E.ON SE	404,752
6,079	Edison International	382,552
6,941	Electricite de France S.A.	102,296
51,342	Enel S.p.A.	429,824
44,652	Engie S.A.	635,181
1,086	Eversource Energy	92,201
9,402	Exelon Corp.	500,092
9,175	FirstEnergy Corp.	353,513
32,629	Iberdrola S.A.	385,301
39,222	National Grid plc	502,181
2,924	Sempra Energy	373,190
1,038	Sunnova Energy International, Inc.*	46,253
5,413	UGI Corp.	234,978
2,559	Veolia Environnement S.A.	83,574
		7,544,924
	Total Common Stocks (cost $41,745,028)	$ 55,468,782
EXCHANGE-TRADED FUNDS - 1.6%
	Other Investment Pools & Funds - 1.6%
25,860	iShares Global Energy ETF (4)	$ 751,233
801	iShares MSCI Global Metals & Mining Producers ETF	33,983
4,980	VanEck Vectors Agribusiness ETF (4)	476,536
8,935	VanEck Vectors Gold Miners ETF	283,329
		1,545,081
	Total Exchange-Traded Funds (cost $1,350,977)	$ 1,545,081
CLOSED END FUNDS - 0.1%
	Investment Company Securities - 0.1%
3,080	Sprott Physical Uranium Trust *	$ 34,244
	Total Closed End Funds (cost $19,682)	$ 34,244
	Total Long-Term Investments (Cost $64,962,317)	$ 79,682,283
SHORT-TERM INVESTMENTS - 17.6%
	Other Investment Pools & Funds - 8.2%
8,166,630	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.03%(7)	$ 8,166,630
	Repurchase Agreements - 8.5%
$ 8,489,907	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.010%, due on 11/01/2021 with a maturity value of $8,489,914; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $8,659,791	8,489,907

The accompanying notes are an integral part of these financial statements.
73

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 17.6% - (continued)
	Securities Lending Collateral - 0.9%
5,678	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(7)		$ 5,678
871,624	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(7)		871,624
62,576	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(7)		62,576
			939,878
	Total Short-Term Investments (cost $17,596,415)		$ 17,596,415
	Total Investments (cost $82,558,732)	97.4%	$ 97,278,698
	Other Assets and Liabilities	2.6%	2,636,608
	Total Net Assets	100.0%	$ 99,915,306
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2021, the Fund invested 14.7% of its total assets in the Subsidiary.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(2)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $1,384,511.
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $858,581, representing 0.9% of net assets.
(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(5)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of this security was $420,481, which represented 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(6)	Investment valued using significant unobservable inputs.
(7)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	11	03/31/2022	$ 875,930	$ 25,089
Brent Crude Oil Future	7	11/30/2021	586,040	2,107
Copper Future	4	12/29/2021	436,800	13,457
Copper Future	7	03/29/2022	759,500	6,349
Corn Future	18	12/14/2021	511,425	26,641
Cotton No. 2 Future	8	03/09/2022	444,880	73,049
Gasoline RBOB Future	6	02/28/2022	578,063	65,275
Gold 100oz Future	11	04/27/2022	1,966,360	10,305
Live Cattle Future	8	04/29/2022	439,120	(1,917)
LME Nickel Future	8	11/15/2021	937,248	87,295
LME Nickel Future	7	01/17/2022	817,362	52,338
LME Nickel Future	11	03/14/2022	1,280,796	16,645
LME Zinc Future	11	11/15/2021	946,618	122,636
LME Zinc Future	11	01/17/2022	930,944	124,285
LME Zinc Future	16	03/14/2022	1,340,000	109,370
Natural Gas Future	3	01/27/2022	162,990	3,077
The accompanying notes are an integral part of these financial statements.
74

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
NY Harbor ULSD Future	5	02/28/2022	$ 505,638	$ 64,047
Silver Future	2	12/29/2021	239,490	(3,193)
Silver Future	1	03/29/2022	119,960	7,556
Soybean Future	13	03/14/2022	818,350	(17,107)
Soybean Meal Future	16	03/14/2022	530,240	(26,925)
Wheat Future	12	12/14/2021	463,650	29,886
WTI Crude Future	9	11/19/2021	752,130	(10,574)
Total				$ 779,691
Short position contracts:
LME Nickel Future	8	11/15/2021	$ 937,248	$ (64,048)
LME Nickel Future	7	01/17/2022	817,362	(5,689)
LME Nickel Future	6	03/14/2022	698,616	(265)
LME Zinc Future	11	11/15/2021	946,618	(141,178)
LME Zinc Future	11	01/17/2022	930,944	(96,441)
LME Zinc Future	9	03/14/2022	753,750	(56,737)
U.S. Treasury 10-Year Note Future	40	12/21/2021	5,228,125	99,242
Total				$ (265,116)
Total futures contracts				$ 514,575

Bond Forward Contracts Outstanding at October 31, 2021
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds, 0.75%, 07/15/2028	USD	3,731,571	07/15/2028	$(34,230)

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
2,860,000	AUD	2,143,313	USD	TDB	11/30/2021	$ 8,375
610,200,000	CLP	749,770	USD	MSC	11/30/2021	(2,342)
4,945,000	CNH	773,260	USD	CBK	11/30/2021	(3,275)
13,341,000,000	IDR	937,592	USD	GSC	11/30/2021	1,353
225,800,000	JPY	1,982,859	USD	MSC	11/30/2021	(1,321)
10,840,000	MXN	533,609	USD	CBK	11/30/2021	(9,548)
390,000	NZD	279,133	USD	MSC	11/30/2021	228
4,290,000	SEK	499,036	USD	JPM	11/30/2021	614
1,322,879	USD	1,752,000	AUD	RBCA	11/30/2021	4,783
1,717,010	USD	2,118,000	CAD	RBCA	11/30/2021	5,664
2,821,978	USD	2,430,000	EUR	DEUT	11/30/2021	11,261
2,792,920	USD	2,029,000	GBP	DEUT	11/30/2021	16,080
1,763,293	USD	199,861,000	JPY	BNP	11/30/2021	9,386
643,716	USD	9,480,000	ZAR	MSC	11/30/2021	25,354
Total foreign currency contracts						$ 66,612
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
75

The Hartford Global Real Asset Fund (consolidated)
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Foreign Government Obligations	$ 4,728,194	$ —	$ 4,728,194	$ —
U.S. Government Securities	17,905,982	—	17,905,982	—
Common Stocks
Automobiles & Components	197,442	142,521	54,921	—
Banks	1,324,379	126,007	1,198,372	—
Capital Goods	2,160,676	1,028,182	1,132,494	—
Commercial & Professional Services	519,090	349,148	169,942	—
Consumer Durables & Apparel	572,076	372,412	199,664	—
Consumer Services	270,403	166,163	104,240	—
Diversified Financials	1,314,661	1,128,842	185,819	—
Energy	16,339,742	9,131,303	7,208,439	—
Food & Staples Retailing	78,325	—	78,325	—
Food, Beverage & Tobacco	584,431	577,224	7,207	—
Health Care Equipment & Services	43,374	43,374	—	—
Insurance	440,900	61,116	379,784	—
Materials	11,211,734	5,510,252	5,701,482	—
Media & Entertainment	766,992	766,992	—	—
Real Estate	7,719,589	5,670,027	2,049,562	—
Retailing	42,401	—	42,401	—
Semiconductors & Semiconductor Equipment	116,059	116,059	—	—
Software & Services	718,807	686,788	32,019	—
Technology Hardware & Equipment	135,629	54,082	81,547	—
Telecommunication Services	2,232,732	203,873	1,608,378	420,481
Transportation	1,134,416	525,067	609,349	—
Utilities	7,544,924	3,849,089	3,695,835	—
Exchange-Traded Funds	1,545,081	1,545,081	—	—
Closed End Funds	34,244	34,244	—	—
Short-Term Investments	17,596,415	9,106,508	8,489,907	—
Foreign Currency Contracts(2)	83,098	—	83,098	—
Futures Contracts(2)	938,649	938,649	—	—
Total	$ 98,300,445	$ 42,133,003	$ 55,746,961	$ 420,481
Liabilities
Bond Forward Contracts(2)	$ (34,230)	$ —	$ (34,230)	$ —
Foreign Currency Contracts(2)	(16,486)	—	(16,486)	—
Futures Contracts(2)	(424,074)	(424,074)	—	—
Total	$ (474,790)	$ (424,074)	$ (50,716)	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
76

The Hartford Growth Allocation Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 58.3%
2,475,450	Hartford Core Equity Fund, Class F	$ 122,906,092
1,525,275	Hartford Multifactor US Equity ETF	64,259,836
2,913,549	Hartford Small Cap Value Fund, Class F	39,041,552
3,278,328	The Hartford Equity Income Fund, Class F	77,630,805
525,326	The Hartford Growth Opportunities Fund, Class F	35,559,329
1,182,428	The Hartford Small Company Fund, Class F	38,972,840
	Total Domestic Equity Funds (cost $260,732,552)	$ 378,370,454
	International/Global Equity Funds - 26.2%
1,958,588	Hartford Multifactor Developed Markets (ex-US) ETF	60,128,652
591,288	Hartford Schroders Emerging Markets Equity Fund, Class F	11,920,371
2,110,128	Hartford Schroders International Multi-Cap Value Fund, Class F	21,755,417
1,285,081	The Hartford International Growth Fund, Class F	24,866,328
2,419,189	The Hartford International Opportunities Fund, Class F	51,165,840
	Total International/Global Equity Funds (cost $147,905,099)	$ 169,836,608
	Taxable Fixed Income Funds - 15.3%
911,258	Hartford Core Bond ETF	37,328,864
289,354	Hartford Short Duration ETF	11,789,728
933,174	The Hartford Inflation Plus Fund, Class F	11,076,769
1,356,011	The Hartford Strategic Income Fund, Class F	12,461,743
2,499,235	The Hartford World Bond Fund, Class F	26,366,929
	Total Taxable Fixed Income Funds (cost $98,501,896)	$ 99,024,033
	Total Affiliated Investment Companies (cost $507,139,547)	$ 647,231,095
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
1,635,064	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.03%(1)		$ 1,635,064
	Total Short-Term Investments (cost $1,635,064)		$ 1,635,064
	Total Investments (cost $508,774,611)	100.0%	$ 648,866,159
	Other Assets and Liabilities	(0.0)%	(143,925)
	Total Net Assets	100.0%	$ 648,722,234
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 647,231,095	$ 647,231,095	$ —	$ —
Short-Term Investments	1,635,064	1,635,064	—	—
Total	$ 648,866,159	$ 648,866,159	$ —	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
77

Hartford Moderate Allocation Fund
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.7%
	Domestic Equity Funds - 42.3%
1,199,471	Hartford Core Equity Fund, Class F	$ 59,553,749
714,546	Hartford Multifactor US Equity ETF	30,103,823
1,379,650	Hartford Small Cap Value Fund, Class F	18,487,318
1,517,324	The Hartford Equity Income Fund, Class F	35,930,231
247,182	The Hartford Growth Opportunities Fund, Class F	16,731,724
509,263	The Hartford Small Company Fund, Class F	16,785,310
	Total Domestic Equity Funds (cost $121,308,647)	$ 177,592,155
	International/Global Equity Funds - 21.3%
996,329	Hartford Multifactor Developed Markets (ex-US) ETF	30,587,300
296,479	Hartford Schroders Emerging Markets Equity Fund, Class F	5,977,018
1,177,278	Hartford Schroders International Multi-Cap Value Fund, Class F	12,137,732
731,275	The Hartford International Growth Fund, Class F	14,150,176
1,271,398	The Hartford International Opportunities Fund, Class F	26,890,060
	Total International/Global Equity Funds (cost $78,005,511)	$ 89,742,286
	Taxable Fixed Income Funds - 36.1%
1,442,533	Hartford Core Bond ETF	59,092,066
496,261	Hartford Short Duration ETF	20,220,155
1,291,301	The Hartford Inflation Plus Fund, Class F	15,327,750
2,006,577	The Hartford Strategic Income Fund, Class F	18,440,440
3,663,333	The Hartford World Bond Fund, Class F	38,648,162
	Total Taxable Fixed Income Funds (cost $150,780,356)	$ 151,728,573
	Total Affiliated Investment Companies (cost $350,094,514)	$ 419,063,014
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
1,127,042	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 0.03%(1)		$ 1,127,042
	Total Short-Term Investments (cost $1,127,042)		$ 1,127,042
	Total Investments (cost $351,221,556)	100.0%	$ 420,190,056
	Other Assets and Liabilities	(0.0)%	(27,842)
	Total Net Assets	100.0%	$ 420,162,214
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 419,063,014	$ 419,063,014	$ —	$ —
Short-Term Investments	1,127,042	1,127,042	—	—
Total	$ 420,190,056	$ 420,190,056	$ —	$ —

(1)	For the year ended October 31, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
78

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1%
	Asset-Backed - Automobile - 0.6%
$ 30,461	ARI Fleet Lease Trust 3.22%, 08/16/2027(1)	$ 30,542
250,000	Atrium IX 3.72%, 05/28/2030, 3 mo. USD LIBOR + 3.600%(1)(2)	249,620
2,420	Canadian Pacer Auto Receivables Trust 3.27%, 12/19/2022(1)	2,424
188,917	Chesapeake Funding LLC 0.87%, 08/16/2032(1)	189,533
	Enterprise Fleet Financing LLC
148,156	2.06%, 05/20/2025(1)	149,703
34,110	2.98%, 10/20/2024(1)	34,260
20,451	3.38%, 05/20/2024(1)	20,515
160,000	Ford Credit Auto Lease Trust 0.78%, 09/15/2025	159,237
	Ford Credit Auto Owner Trust
100,000	1.61%, 10/17/2033(1)	99,117
100,000	1.91%, 10/17/2033(1)	99,259
	Magnetite Ltd.
250,000	1.52%, 01/15/2034, 3 mo. USD LIBOR + 1.400%(1)(2)	250,010
400,000	2.47%, 10/25/2031, 3 mo. USD LIBOR + 2.350%(1)(2)	400,915
350,000	3.62%, 10/25/2031, 3 mo. USD LIBOR + 3.500%(1)(2)	350,636
870,000	6.47%, 01/25/2032, 3 mo. USD LIBOR + 6.350%(1)(2)	870,556
400,000	Palmer Square Loan Funding Ltd. 3.37%, 10/24/2027, 3 mo. USD LIBOR + 3.250%(1)(2)	401,042
	Symphony CLO Ltd.
540,000	2.62%, 01/15/2034, 3 mo. USD LIBOR + 2.500%(1)(2)	541,183
645,000	7.12%, 01/23/2032, 3 mo. USD LIBOR + 7.000%(1)(2)	636,514
500,000	Venture CLO Ltd. 3.63%, 10/22/2031, 3 mo. USD LIBOR + 3.500%(1)(2)	481,916
		4,966,982
	Asset-Backed - Credit Card - 0.0%
165,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	165,287
	Asset-Backed - Finance & Insurance - 7.8%
305,000	Affirm Asset Securitization Trust 1.03%, 08/17/2026(1)	303,612
380,000	Aligned Data Centers Issuer LLC 1.94%, 08/15/2046(1)	378,203
	Apidos CLO
270,000	1.98%, 10/24/2034, 3 mo. USD LIBOR + 1.900%(1)(2)	270,019
520,000	2.43%, 01/20/2033, 3 mo. USD LIBOR + 2.300%(1)(2)	524,221
1,250,000	Babson CLO Ltd. 2.72%, 10/15/2033, 3 mo. USD LIBOR + 2.600%(1)(2)	1,250,000
	Bain Capital Credit CLO Ltd.
290,000	1.35%, 07/24/2034(1)(2)	290,347
925,000	2.23%, 10/23/2034, 3 mo. USD LIBOR + 2.150%(1)(2)	925,190
970,000	3.28%, 10/23/2034(1)(2)	970,199
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Asset-Backed - Finance & Insurance - 7.8% - (continued)
$ 260,000	Ballyrock CLO 2020-2 Ltd. 2.08%, 10/20/2031(1)(2)	$ 260,025
	Barings CLO Ltd.
1,000,000	2.03%, 07/20/2029, 3 mo. USD LIBOR + 1.900%(1)(2)	996,246
1,250,000	2.12%, 10/15/2036, 3 mo. USD LIBOR + 2.000%(1)(2)	1,250,236
1,110,000	3.32%, 10/15/2036, 3 mo. USD LIBOR + 3.200%(1)(2)	1,110,201
1,095,000	Barings Clo Ltd. 2020-IIII 2.07%, 10/15/2033(1)(2)	1,095,000
	Battalion CLO Ltd.
500,000	1.89%, 07/15/2034(1)(2)	500,410
750,000	3.37%, 01/20/2035, 3 mo. USD LIBOR + 3.350%(1)(2)	750,112
	Bayview Koitere Fund Trust
204,247	3.50%, 07/28/2057(1)(3)	208,414
92,737	4.00%, 11/28/2053(1)(3)	94,361
775,000	BCRED BSL CLO Ltd. 1.83%, 10/20/2034(1)(2)	774,612
605,000	Benefit Street Partners CLO Ltd. 7.13%, 01/20/2032, 3 mo. USD LIBOR + 7.000%(1)(2)	606,345
	BlueMountain CLO Ltd.
1,400,000	1.62%, 07/15/2031, 3 mo. USD LIBOR + 1.500%(1)(2)	1,400,522
1,200,000	1.82%, 08/15/2031, 3 mo. USD LIBOR + 1.700%(1)(2)	1,199,615
2,000,000	1.83%, 07/30/2030, 3 mo. USD LIBOR + 1.700%(1)(2)	2,001,022
965,000	Broad River BSL Funding CLO Ltd. 1.83%, 07/20/2034, 3 mo. USD LIBOR + 1.700%(1)(2)	965,658
	Carlyle Global Market Strategies CLO Ltd.
1,000,000	1.92%, 04/17/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	995,959
560,000	1.93%, 07/20/2032, 3 mo. USD LIBOR + 1.800%(1)(2)	559,998
825,000	2.52%, 01/18/2029, 3 mo. USD LIBOR + 2.400%(1)(2)	812,599
995,000	3.09%, 07/20/2031, 3 mo. USD LIBOR + 2.950%(1)(2)	995,108
1,500,000	Carlyle U.S. CLO Ltd. 6.38%, 04/20/2034, 3 mo. USD LIBOR + 6.250%(1)(2)	1,489,401
1,255,000	Cayuga Park CLO Ltd. 3.22%, 07/17/2034, 3 mo. USD LIBOR + 3.100%(1)(2)	1,255,624
	CIFC Funding Ltd.
955,000	1.23%, 04/20/2032(1)(2)	955,090
1,200,000	1.93%, 10/22/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	1,196,987
785,000	2.02%, 01/16/2033, 3 mo. USD LIBOR + 1.900%(1)(2)	785,409
835,000	2.53%, 10/20/2031, 3 mo. USD LIBOR + 2.400%(1)(2)	836,070
640,000	3.12%, 04/17/2034, 3 mo. USD LIBOR + 3.000%(1)(2)	640,088

The accompanying notes are an integral part of these financial statements.
79

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Asset-Backed - Finance & Insurance - 7.8% - (continued)
$ 1,250,000	4.03%, 10/20/2031, 3 mo. USD LIBOR + 3.900%(1)(2)	$ 1,252,967
530,000	Credit Acceptance Auto Loan Trust 1.24%, 10/15/2029(1)	532,349
400,000	Dewolf Park CLO Ltd. 1.97%, 10/15/2030(1)(2)	400,017
243,775	Domino's Pizza Master Issuer LLC 3.15%, 04/25/2051(1)	253,212
	Dryden CLO Ltd.
1,215,000	2.17%, 10/15/2035, 3 mo. USD LIBOR + 2.050%(1)(2)	1,215,230
1,300,000	3.32%, 10/15/2035, 3 mo. USD LIBOR + 3.200%(1)(2)	1,300,235
1,200,000	Dryden Senior Loan Fund 1.57%, 04/15/2029, 3 mo. USD LIBOR + 1.450%(1)(2)	1,200,266
459,862	FirstKey Homes Trust 1.54%, 08/17/2038(1)	462,009
694,000	FS Rialto 2021-FL3 1.90%, 11/16/2036(1)(2)	693,804
28,549	GreatAmerica Leasing Receivables Funding LLC 2.83%, 06/17/2024(1)	28,580
355,000	Home Partners of America 2021-2 Trust 2.30%, 12/17/2026(1)	354,997
230,555	Horizon Aircraft Finance Ltd. 3.43%, 11/15/2039(1)	229,169
	LCM L.P.
1,200,000	1.71%, 07/20/2031, 3 mo. USD LIBOR + 1.580%(1)(2)	1,193,588
250,000	2.08%, 10/20/2027, 3 mo. USD LIBOR + 1.950%(1)(2)	250,310
	LCM XXV Ltd.
1,473,000	1.78%, 07/20/2030, 3 mo. USD LIBOR + 1.650%(1)(2)	1,470,537
931,334	2.43%, 07/20/2030, 3 mo. USD LIBOR + 2.300%(1)(2)	932,079
1,000,000	3.58%, 07/20/2030, 3 mo. USD LIBOR + 3.450%(1)(2)	972,105
	Madison Park Funding Ltd.
353,113	0.87%, 04/15/2029, 3 mo. USD LIBOR + 0.750%(1)(2)	353,184
1,200,000	1.62%, 04/19/2030, 3 mo. USD LIBOR + 1.500%(1)(2)	1,200,025
850,000	2.62%, 04/15/2029, 3 mo. USD LIBOR + 2.500%(1)(2)	842,771
1,500,000	3.37%, 07/23/2029, 3 mo. USD LIBOR + 3.250%(1)(2)	1,495,123
	Magnetite Ltd.
1,068,812	0.92%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(1)(2)	1,069,708
715,000	1.62%, 11/15/2028, 3 mo. USD LIBOR + 1.500%(1)(2)	715,312
	Magnetite XXVIII Ltd.
400,000	2.02%, 01/20/2035(1)(2)	400,000
350,000	3.02%, 01/20/2035(1)(2)	350,000
295,000	MMAF Equipment Finance LLC 2.21%, 12/15/2032(1)	299,249
	Neuberger Berman CLO Ltd.
700,000	2.02%, 04/15/2034, 3 mo. USD LIBOR + 1.900%(1)(2)	699,647
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Asset-Backed - Finance & Insurance - 7.8% - (continued)
$ 930,000	2.02%, 07/15/2034(1)(2)	$ 931,104
	Neuberger Berman Loan Advisers CLO Ltd.
1,250,000	1.68%, 04/20/2031, 3 mo. USD LIBOR + 1.550%(1)(2)	1,250,595
990,000	2.07%, 10/20/2035, 3 mo. USD LIBOR + 2.000%(1)(2)	990,190
1,250,000	3.07%, 10/20/2035, 3 mo. USD LIBOR + 3.000%(1)(2)	1,249,992
125,000	New Economy Assets Phase 1 Sponsor LLC 2.41%, 10/20/2061(1)	125,554
	Oaktree CLO Ltd.
1,250,000	1.77%, 07/15/2034, 3 mo. USD LIBOR + 1.650%(1)(2)	1,250,635
250,000	3.29%, 10/20/2034, 3 mo. USD LIBOR + 3.210%(1)(2)	248,212
690,000	Octagon Investment Partners Ltd. 3.22%, 10/20/2034, 3 mo. USD LIBOR + 3.100%(1)(2)	690,000
	OHA Credit Funding Ltd.
1,215,000	2.52%, 10/19/2032, 3 mo. USD LIBOR + 2.400%(1)(2)	1,216,870
250,000	3.77%, 10/19/2032, 3 mo. USD LIBOR + 3.650%(1)(2)	250,479
	Shackleton CLO Ltd.
250,000	1.33%, 10/20/2034(1)(2)	249,981
1,250,000	3.43%, 04/20/2029(1)(2)	1,237,987
	Sound Point CLO Ltd.
2,340,000	1.78%, 07/20/2034(1)(2)	2,341,196
250,000	1.78%, 10/25/2034(1)(2)	250,034
1,200,000	1.93%, 10/20/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	1,208,875
	Taco Bell Funding LLC
180,000	1.95%, 08/25/2051(1)	178,225
160,000	2.29%, 08/25/2051(1)	159,601
698,887	Treman Park CLO Ltd. 1.20%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(1)(2)	699,505
	Voya CLO Ltd.
990,000	2.02%, 10/15/2030, 3 mo. USD LIBOR + 1.900%(1)(2)	980,836
1,200,000	2.22%, 07/14/2031, 3 mo. USD LIBOR + 2.090%(1)(2)	1,192,133
800,000	2.32%, 10/18/2031, 3 mo. USD LIBOR + 2.200%(1)(2)	793,201
1,000,000	Voya Ltd. 2.07%, 10/15/2030, 3 mo. USD LIBOR + 1.950%(1)(2)	1,000,067
1,205,000	Whetstone Park CLO Ltd. 3.09%, 01/20/2035(1)(2)	1,205,000
		68,513,648
	Asset-Backed - Home Equity - 0.4%
	FirstKey Homes Trust
650,000	1.67%, 10/19/2037(1)	640,602
1,305,000	3.02%, 10/19/2037(1)	1,314,965
	Progress Residential Trust
205,000	1.50%, 10/17/2027(1)	201,615

The accompanying notes are an integral part of these financial statements.
80

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Asset-Backed - Home Equity - 0.4% - (continued)
$ 820,000	1.81%, 04/17/2038(1)	$ 798,973
305,000	Tricon American Homes Trust 2.03%, 11/17/2039(1)	298,899
		3,255,054
	Commercial Mortgage-Backed Securities - 5.0%
1,125,000	1211 Avenue of the Americas Trust 4.14%, 08/10/2035(1)(3)	1,195,853
1,250,000	280 Park Avenue Mortgage Trust 1.63%, 09/15/2034, 1 mo. USD LIBOR + 1.537%(1)(2)	1,246,840
190,000	Arbor Multifamily Mortgage Securities Trust 2.57%, 10/15/2054(1)	195,381
905,000	BAMLL Commercial Mortgage Securities Trust 2.84%, 11/15/2030, 1 mo. USD LIBOR + 2.750%(1)(2)	917,171
	Benchmark Mortgage Trust
30,129,417	0.48%, 07/15/2051(3)(4)	783,995
22,187,598	0.64%, 01/15/2052(3)(4)	817,584
2,942,639	1.04%, 05/15/2052(3)(4)	183,418
14,885,516	1.23%, 03/15/2062(3)(4)	1,063,086
470,000	3.21%, 09/15/2053	473,727
325,000	3.72%, 12/15/2072(3)	334,903
1,210,000	BF NYT Mortgage Trust 1.79%, 12/15/2035, 1 mo. USD LIBOR + 1.700%(1)(2)	1,206,279
330,000	BFLD Trust 2.14%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(1)(2)	330,415
	BX Commercial Mortgage Trust
748,000	1.54%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	747,553
206,900	1.64%, 11/15/2032, 1 mo. USD LIBOR + 1.550%(1)(2)	206,900
960,500	2.09%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	958,692
860,000	BX Trust 1.54%, 11/15/2032, 1 mo. USD LIBOR + 1.450%(1)(2)	850,845
380,000	BX Trust 2021-ARIA 1.38%, 10/15/2036(1)(2)	379,166
	BXHPP Trust
210,000	0.74%, 08/15/2036(1)(2)	209,747
185,000	0.99%, 08/15/2036(1)(2)	183,670
1,190,000	CAMB Commercial Mortgage Trust 1.84%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(2)	1,190,002
18,663,480	CD Mortgage Trust 0.98%, 02/10/2050(3)(4)	821,238
	Commercial Mortgage Trust
175,000	2.68%, 11/10/2046(1)(3)	172,382
944,000	4.32%, 12/10/2045(1)(3)	941,486
	CSAIL Commercial Mortgage Trust
19,385,383	0.57%, 08/15/2051(3)(4)	622,558
24,299,209	0.71%, 11/15/2050(3)(4)	813,183
1,000,000	CSMC Trust 3.65%, 11/13/2039(1)(3)	943,768
	DBJPM Mortgage Trust
9,056,329	1.44%, 08/10/2049(3)(4)	522,649
3,368,300	1.71%, 09/15/2053(3)(4)	323,201
335,000	DC Office Trust 3.07%, 09/15/2045(1)(3)	330,397
350,000	ExteNet LLC 3.20%, 07/26/2049(1)	358,110
	FREMF Mortgage Trust
75,000	3.51%, 11/25/2045(1)(3)	76,796
135,000	3.67%, 01/25/2048(1)(3)	143,090
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Commercial Mortgage-Backed Securities - 5.0% - (continued)
$ 75,000	3.69%, 04/25/2048(1)(3)	$ 79,654
95,000	3.78%, 10/25/2048(1)(3)	101,585
80,000	3.88%, 02/25/2050(1)(3)	84,352
460,000	4.08%, 09/25/2025(1)(3)	498,973
120,000	4.16%, 04/25/2049(1)(3)	131,082
	GS Mortgage Securities Trust
34,899,489	0.43%, 03/10/2051(3)(4)	836,670
15,186,528	1.09%, 07/10/2052(3)(4)	986,480
5,799,244	1.13%, 05/10/2052(3)(4)	371,886
469,000	3.97%, 05/10/2052	514,875
489,305	GS Mortgage-Backed Securities Corp. Trust 3.31%, 03/27/2051(3)	504,399
	Hudson Yards Mortgage Trust
500,000	2.98%, 08/10/2038(1)(3)	500,273
1,240,000	3.44%, 07/10/2039(1)(3)	1,277,990
	JP Morgan Chase Commercial Mortgage Securities Trust
1,195,000	3.62%, 01/16/2037(1)	1,203,894
1,190,000	3.75%, 06/05/2039(1)(3)	1,284,444
1,056,715	JP Morgan Mortgage Trust 4.15%, 11/25/2050(1)(3)	1,105,628
920,000	KNDL Mortgage Trust 1.44%, 05/15/2036, 1 mo. USD LIBOR + 1.350%(1)(2)	919,438
100,000	Life Mortgage Trust 0.79%, 03/15/2038(1)(2)	99,562
	MHP STOR
225,000	1.14%, 07/15/2038, 1 mo. USD LIBOR + 1.050%(1)(2)	224,648
230,000	1.44%, 07/15/2038, 1 mo. USD LIBOR + 1.350%(1)(2)	229,568
	Morgan Stanley Capital Trust
660,000	1.49%, 11/15/2034, 1 mo. USD LIBOR + 1.400%(1)(2)	659,599
1,250,000	1.74%, 10/15/2037, 1 mo. USD LIBOR + 1.650%(1)(2)	1,249,228
275,000	3.30%, 12/15/2036, 1 mo. USD LIBOR + 1.800%(1)(2)	276,050
1,250,000	One Market Plaza Trust 4.15%, 02/10/2032(1)	1,256,868
125,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(3)	138,055
3,151,080	SLG Office Trust 0.26%, 07/15/2041(1)(3)(4)	65,156
	SREIT Trust
1,450,000	1.12%, 07/15/2036, 1 mo. USD LIBOR + 1.026%(1)(2)	1,439,101
550,000	1.47%, 07/15/2036, 1 mo. USD LIBOR + 1.375%(1)(2)	545,150
	Wells Fargo N.A.
12,461,573	0.70%, 12/15/2052(3)(4)	621,247
29,996,160	0.73%, 11/15/2050(3)(4)	1,131,119
12,193,273	0.90%, 05/15/2062(3)(4)	701,655
31,623,648	0.98%, 08/15/2061(3)(4)	1,988,552
14,149,014	1.23%, 03/15/2063(3)(4)	1,166,508
8,840,591	1.78%, 03/15/2063(3)(4)	1,158,864
581,460	WF-RBS Commercial Mortgage Trust 4.89%, 06/15/2044(1)(3)	581,061
		43,477,699
	Other Asset-Backed Securities - 1.4%
189,198	Aaset Trust 3.84%, 05/15/2039(1)	186,606

The accompanying notes are an integral part of these financial statements.
81

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Other Asset-Backed Securities - 1.4% - (continued)
	Affirm Asset Securitization Trust
$ 180,000	0.88%, 08/15/2025(1)	$ 180,180
99,287	3.46%, 10/15/2024(1)	100,351
650,000	Atlas Senior Loan Fund Ltd. 1.62%, 01/15/2031, 3 mo. USD LIBOR + 1.500%(1)(2)	644,482
	Bayview Opportunity Master Fund Trust
96,927	3.50%, 01/28/2055(1)(3)	98,434
131,825	3.50%, 06/28/2057(1)(3)	134,248
126,316	4.00%, 10/28/2064(1)(3)	128,391
545,000	BlueMountain CLO Ltd. 1.58%, 11/20/2028, 3 mo. USD LIBOR + 1.450%(1)(2)	545,063
645,000	Carlyle U.S. CLO Ltd. 3.08%, 04/20/2034, 3 mo. USD LIBOR + 2.950%(1)(2)	645,090
203,711	Castlelake Aircraft Structured Trust 3.97%, 04/15/2039(1)	203,524
	CF Hippolyta LLC
97,646	1.53%, 03/15/2061(1)	96,756
244,115	1.98%, 03/15/2061(1)	242,540
11,049	Cloud Pass-Through Trust 3.55%, 12/05/2022(1)(3)	11,094
750,000	LCM XXIII Ltd. 3.43%, 10/20/2029, 3 mo. USD LIBOR + 3.300%(1)(2)	746,345
1,750,000	Long Point Park CLO Ltd. 1.82%, 01/17/2030, 3 mo. USD LIBOR + 1.700%(1)(2)	1,742,414
	Mill City Mortgage Loan Trust
7,886	2.50%, 04/25/2057(1)(3)	7,903
117,869	2.75%, 01/25/2061(1)(3)	119,636
	Octagon Investment Partners Ltd.
250,000	1.52%, 01/25/2031, 3 mo. USD LIBOR + 1.400%(1)(2)	250,006
750,000	2.18%, 07/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	750,176
690,000	4.13%, 10/20/2031, 3 mo. USD LIBOR + 4.000%(1)(2)	688,965
1,250,000	Race Point CLO Ltd. 2.18%, 02/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	1,226,940
289,075	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	284,405
585,000	SCF Equipment Leasing 0.83%, 08/21/2028(1)	582,338
194,837	Sonic Capital LLC 2.19%, 08/20/2051(1)	193,219
	Stack Infrastructure Issuer LLC
625,000	1.88%, 03/26/2046(1)	621,854
100,000	1.89%, 08/25/2045(1)	99,699
340,000	3.08%, 10/25/2044(1)	346,284
151,153	START Ireland 4.09%, 03/15/2044(1)	150,593
	Towd Point Mortgage Trust
20,170	2.25%, 04/25/2056(1)(3)	20,203
100,301	2.75%, 10/25/2056(1)(3)	101,561
35,867	2.75%, 04/25/2057(1)(3)	36,269
178,480	2.75%, 06/25/2057(1)(3)	182,027
66,966	3.00%, 01/25/2058(1)(3)	67,944
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Other Asset-Backed Securities - 1.4% - (continued)
	Vantage Data Centers Issuer LLC
$ 495,000	1.65%, 09/15/2045(1)	$ 489,442
161,425	3.19%, 07/15/2044(1)	165,163
		12,090,145
	Whole Loan Collateral CMO - 1.9%
87,232	Angel Oak Mortgage Trust 2.62%, 11/25/2059(1)(3)	87,374
44,364	Bravo Residential Funding Trust 2.41%, 05/25/2060(1)(3)	44,570
50,000	Connecticut Avenue Securities Trust 2021-R01 1.60%, 10/25/2041(1)(2)	50,220
344,633	Deephaven Residential Mortgage Trust 3.05%, 10/25/2059(1)(3)	339,675
	Fannie Mae Connecticut Avenue Securities
359,291	2.24%, 10/25/2030, 1 mo. USD LIBOR + 2.150%(2)	363,108
162,167	2.29%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(2)	165,055
318,198	2.29%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(2)	321,234
353,996	2.34%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(2)	358,615
357,722	2.64%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	363,549
793,269	2.74%, 02/25/2030, 1 mo. USD LIBOR + 2.650%(2)	807,882
742,361	3.64%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(2)	766,081
136,065	4.34%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(2)	140,828
463,231	4.39%, 02/25/2025, 1 mo. USD LIBOR + 4.300%(2)	472,910
592,222	4.44%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	617,523
641,277	4.54%, 01/25/2029, 1 mo. USD LIBOR + 4.450%(2)	667,524
72,525	4.99%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	75,443
358,017	5.09%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(2)	368,403
983,159	5.39%, 10/25/2028, 1 mo. USD LIBOR + 5.300%(2)	1,032,477
627,461	5.79%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	663,863
669,528	5.99%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	704,848
977,912	6.09%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(2)	1,022,834
575,435	6.84%, 08/25/2028, 1 mo. USD LIBOR + 6.750%(2)	607,444
	Flagstar Mortgage Trust
200,953	2.00%, 09/25/2041(1)(3)	202,972
126,833	4.00%, 05/25/2048(1)(3)	129,371
	GS Mortgage-Backed Securities Corp. Trust
319,051	2.77%, 06/25/2051(1)(3)	307,475
882,620	2.81%, 05/25/2051(1)(3)	858,632
694,813	3.31%, 03/27/2051(3)	705,330

The accompanying notes are an integral part of these financial statements.
82

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.1% - (continued)
	Whole Loan Collateral CMO - 1.9% - (continued)
$ 697,980	JP Morgan Chase Bank NA 2.59%, 10/25/2057, 1 mo. USD LIBOR + 2.500%(1)(2)	$ 712,623
	JP Morgan Mortgage Trust
795,428	2.83%, 12/25/2051(1)(3)	704,740
2,536,313	4.16%, 11/25/2050(1)(3)	2,630,266
129,576	MetLife Securitization Trust 3.00%, 04/25/2055(1)(3)	132,563
187,506	New Residential Mortgage Loan Trust 4.00%, 04/25/2057(1)(3)	199,559
298,670	Seasoned Credit Risk Transfer Trust 3.50%, 10/25/2058	310,827
		16,935,818
	Total Asset & Commercial Mortgage-Backed Securities (cost $149,320,606)	$ 149,404,633
CONVERTIBLE BONDS - 0.5%
	Electric - 0.5%
3,259,000	Atlantica Sustainable Infrastructure Jersey Ltd. 4.00%, 07/15/2025	$ 4,086,134
	Total Convertible Bonds (cost $3,259,000)	$ 4,086,134
CORPORATE BONDS - 14.1%
	Aerospace/Defense - 0.4%
	Boeing Co.
345,000	1.43%, 02/04/2024	$ 345,197
180,000	2.20%, 02/04/2026	180,457
603,000	3.25%, 03/01/2028	629,905
170,000	3.45%, 11/01/2028	179,660
685,000	5.15%, 05/01/2030	799,473
135,000	Lockheed Martin Corp. 4.85%, 09/15/2041	173,046
900,000	Raytheon Technologies Corp. 4.13%, 11/16/2028	1,020,409
		3,328,147
	Agriculture - 0.3%
140,000	Altria Group, Inc. 4.50%, 05/02/2043	149,358
990,000	BAT Capital Corp. 3.56%, 08/15/2027	1,050,582
1,250,000	Imperial Brands Finance plc 3.75%, 07/21/2022(1)	1,270,510
		2,470,450
	Airlines - 0.0%
113,405	Continental Airlines, Inc. 5.98%, 10/19/2023	115,075
101,518	Southwest Airlines Co. 6.15%, 02/01/2024	103,481
50,968	United Airlines Class B Pass-Through Trust 4.60%, 09/01/2027	52,050
		270,606
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Auto Manufacturers - 0.1%
$ 460,000	Hyundai Capital America 0.80%, 04/03/2023(1)	$ 459,835
485,000	Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(1)	514,001
		973,836
	Auto Parts & Equipment - 0.1%
608,000	Clarios Global L.P. / Clarios U.S. Finance Co. 6.25%, 05/15/2026(1)	636,120
	Beverages - 0.1%
	Anheuser-Busch InBev Worldwide, Inc.
115,000	3.75%, 07/15/2042	125,311
575,000	5.55%, 01/23/2049	805,690
		931,001
	Biotechnology - 0.1%
450,000	Gilead Sciences, Inc. 2.80%, 10/01/2050	435,669
225,000	Royalty Pharma plc 3.55%, 09/02/2050	223,341
		659,010
	Chemicals - 0.2%
575,000	DuPont de Nemours, Inc. 5.42%, 11/15/2048	803,358
785,000	NOVA Chemicals Corp. 4.25%, 05/15/2029(1)	774,795
		1,578,153
	Commercial Banks - 3.6%
	Bank of America Corp.
430,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 3 mo. USD SOFR + 0.960% thereafter)(5)	427,296
545,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.220% thereafter)(5)	533,500
630,000	2.48%, 09/21/2036, (2.48% fixed rate until 09/21/2031; 5 year USD CMT + 1.200% thereafter)(5)	612,997
961,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(5)	1,027,728
450,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(5)	487,133
200,000	Bank of New York Mellon Corp. 3.00%, 02/24/2025	211,601
720,000	Barclays plc 3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(5)	765,760
390,000	BNP Paribas S.A. 2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD LIBOR + 1.111% thereafter)(1)(5)	405,125
	BPCE S.A.
425,000	5.15%, 07/21/2024(1)	465,362
1,200,000	5.70%, 10/22/2023(1)	1,304,845
	Citigroup, Inc.
500,000	4.45%, 09/29/2027	560,874
1,400,000	5.30%, 05/06/2044	1,848,623

The accompanying notes are an integral part of these financial statements.
83

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Commercial Banks - 3.6% - (continued)
$ 715,000	Commonwealth Bank of Australia 2.69%, 03/11/2031(1)	$ 707,915
320,000	Cooperatieve Rabobank UA 1.11%, 02/24/2027, (1.11% fixed rate until 02/24/2026; 3 mo. USD SOFR + 0.55% thereafter)(1)(5)	312,335
360,000	Credit Agricole S.A. 3.25%, 10/04/2024(1)	380,666
	Credit Suisse Group AG
1,000,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(5)	1,018,750
850,000	3.57%, 01/09/2023(1)	854,666
	Danske Bank A/S
805,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(5)	799,552
200,000	5.00%, 01/12/2022(1)	201,689
250,000	5.38%, 01/12/2024(1)	272,206
	Goldman Sachs Group, Inc.
495,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 3 mo. USD SOFR + 0.798% thereafter)(5)	487,454
135,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(5)	135,634
155,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(5)	155,865
530,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(5)	559,339
1,000,000	4.25%, 10/21/2025	1,096,465
	HSBC Holdings plc
650,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(5)	638,879
540,000	2.21%, 08/17/2029 (2.21% fixed rate until 08/17/2028; thereafter)(5)	529,912
225,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(5)	226,630
	JP Morgan Chase & Co.
535,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 3 mo. USD LIBOR 2.040% thereafter)(5)	541,697
140,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(5)	141,262
105,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(5)	108,587
100,000	3.38%, 05/01/2023	103,995
125,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(5)	136,657
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Commercial Banks - 3.6% - (continued)
$ 905,000	Macquarie Group Ltd. 2.87%, 01/14/2033, (2.87% fixed rate until 01/14/2032; 3 mo. USD SOFR + 1.53% thereafter)(1)(5)	$ 900,236
	Morgan Stanley
650,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(5)	619,278
870,000	2.48%, 09/16/2036, (2.48% fixed rate until 09/16/2031; 3 mo. USD SOFR + 1.360% thereafter)(5)	845,801
135,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(5)	134,704
575,000	4.10%, 05/22/2023	604,255
	National Australia Bank Ltd.
1,090,000	2.33%, 08/21/2030(1)	1,049,722
250,000	2.99%, 05/21/2031(1)	251,323
1,795,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	1,812,950
	Santander Holdings USA, Inc.
205,000	3.40%, 01/18/2023	210,981
1,095,000	3.70%, 03/28/2022	1,105,529
330,000	Standard Chartered plc 0.99%, 01/12/2025, (0.99% fixed rate until 01/12/2024; 3 mo. USD LIBOR + 0.78% thereafter)(1)(5)	327,167
450,000	UBS Group AG 1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(5)	440,917
285,000	UniCredit S.p.A. 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(1)(5)	280,185
1,010,000	US Bancorp 2.49%, 11/03/2036 (2.49% fixed rate until 11/03/2031; thereafter)(5)	1,007,332
	Wells Fargo & Co.
1,794,000	4.48%, 01/16/2024	1,927,606
1,420,000	5.38%, 11/02/2043	1,888,432
		31,467,417
	Commercial Services - 0.2%
	Ashtead Capital, Inc.
600,000	2.45%, 08/12/2031(1)	590,442
260,000	4.25%, 11/01/2029(1)	281,776
85,000	Gartner, Inc. 3.75%, 10/01/2030(1)	86,169
540,000	TriNet Group, Inc. 3.50%, 03/01/2029(1)	541,415
155,000	United Rentals North America, Inc. 3.88%, 02/15/2031	156,147
		1,655,949
	Construction Materials - 0.4%
795,000	Eagle Materials, Inc. 2.50%, 07/01/2031	787,256
956,000	Jeld-Wen, Inc. 4.88%, 12/15/2027(1)	989,460

The accompanying notes are an integral part of these financial statements.
84

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Construction Materials - 0.4% - (continued)
$ 410,000	Masonite International Corp. 3.50%, 02/15/2030(1)	$ 400,135
1,045,000	Standard Industries, Inc. 3.38%, 01/15/2031(1)	968,997
		3,145,848
	Distribution/Wholesale - 0.1%
640,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	682,400
	Diversified Financial Services - 0.6%
354,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.88%, 01/23/2028	379,419
1,250,000	Aviation Capital Group LLC 3.50%, 11/01/2027(1)	1,304,997
	Avolon Holdings Funding Ltd.
323,000	2.13%, 02/21/2026(1)	319,368
760,000	2.53%, 11/18/2027(1)	744,898
840,000	2.75%, 02/21/2028(1)	831,795
197,000	4.38%, 05/01/2026(1)	212,523
775,000	Brookfield Finance LLC 3.45%, 04/15/2050	813,448
195,000	Enact Holdings, Inc. 6.50%, 08/15/2025(1)	213,525
500,000	Intercontinental Exchange, Inc. 1.85%, 09/15/2032	469,166
		5,289,139
	Electric - 0.8%
	Cleco Corporate Holdings LLC
275,000	3.38%, 09/15/2029	281,241
473,000	3.74%, 05/01/2026	509,382
	Dominion Energy South Carolina, Inc.
105,000	4.60%, 06/15/2043	131,710
156,000	6.63%, 02/01/2032	213,243
	Duke Energy Corp.
105,000	2.65%, 09/01/2026	109,674
120,000	3.40%, 06/15/2029	129,170
575,000	Exelon Corp. 5.10%, 06/15/2045	763,702
425,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	598,492
85,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(1)	94,883
345,000	NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	341,174
160,000	Niagara Mohawk Power Corp. 3.03%, 06/27/2050(1)	156,872
215,000	Oglethorpe Power Corp. 5.25%, 09/01/2050	273,687
85,000	PacifiCorp 4.13%, 01/15/2049	101,566
66,000	Pennsylvania Electric Co. 3.60%, 06/01/2029(1)	70,669
	San Diego Gas & Electric Co.
480,000	1.70%, 10/01/2030	459,132
40,000	3.75%, 06/01/2047	45,837
10,000	4.15%, 05/15/2048	12,139
	SCE Recovery Funding LLC
150,000	0.86%, 11/15/2031	143,871
65,000	1.94%, 05/15/2038	61,951
35,000	2.51%, 11/15/2043	33,413
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Electric - 0.8% - (continued)
$ 1,075,000	Sempra Energy 3.25%, 06/15/2027	$ 1,145,606
	Southern Co.
475,000	3.75%, 09/15/2051, (3.75% fixed rate until 06/15/2026; 3 mo. USD LIBOR + 2.915% thereafter)(5)	482,581
245,000	4.40%, 07/01/2046	291,614
485,000	Trans-Allegheny Interstate Line Co. 3.85%, 06/01/2025(1)	518,990
90,000	Tucson Electric Power Co. 4.00%, 06/15/2050	107,108
106,000	Union Electric Co. 4.00%, 04/01/2048	127,761
		7,205,468
	Electrical Components & Equipment - 0.1%
955,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(1)	1,053,279
	Engineering & Construction - 0.0%
320,000	TopBuild Corp. 3.63%, 03/15/2029(1)	321,699
	Environmental Control - 0.1%
445,000	Republic Services, Inc. 2.30%, 03/01/2030	449,666
180,000	Stericycle, Inc. 3.88%, 01/15/2029(1)	177,300
		626,966
	Food - 0.1%
200,000	Conagra Brands, Inc. 4.60%, 11/01/2025	222,820
150,000	McCormick & Co., Inc. 2.50%, 04/15/2030	152,480
510,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	547,617
		922,917
	Forest Products & Paper - 0.1%
940,000	Glatfelter Corp. 4.75%, 11/15/2029(1)	956,826
	Gas - 0.0%
125,000	Boston Gas Co. 3.15%, 08/01/2027(1)	131,235
	Healthcare - Products - 0.2%
805,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	848,226
	Boston Scientific Corp.
660,000	2.65%, 06/01/2030	677,094
60,000	4.00%, 03/01/2029	67,464
150,000	Thermo Fisher Scientific, Inc. 1.75%, 10/15/2028	147,812
		1,740,596
	Healthcare - Services - 0.5%
245,000	Centene Corp. 4.25%, 12/15/2027	256,638
	CommonSpirit Health
80,000	2.78%, 10/01/2030	81,771
305,000	4.20%, 08/01/2023	321,891
	Dignity Health
214,000	3.81%, 11/01/2024	229,331
352,000	4.50%, 11/01/2042(6)	419,706
1,000,000	HCA, Inc. 5.50%, 06/15/2047	1,318,190
	Mercy Health
565,000	3.56%, 08/01/2027	612,791
95,000	4.30%, 07/01/2028	107,841

The accompanying notes are an integral part of these financial statements.
85

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Healthcare - Services - 0.5% - (continued)
$ 275,000	Ochsner LSU Health System of North Louisiana 2.51%, 05/15/2031	$ 267,838
260,000	Sutter Health 2.29%, 08/15/2030	261,280
	Toledo Hospital
400,000	5.33%, 11/15/2028	453,291
145,000	5.75%, 11/15/2038	172,952
5,000	UnitedHealth Group, Inc. 3.85%, 06/15/2028	5,635
		4,509,155
	Home Builders - 0.0%
480,000	Meritage Homes Corp. 3.88%, 04/15/2029(1)	497,400
	Insurance - 0.6%
	American International Group, Inc.
205,000	3.40%, 06/30/2030	222,134
590,000	4.25%, 03/15/2029	671,761
99,000	4.50%, 07/16/2044	120,698
800,000	Athene Global Funding 2.50%, 03/24/2028(1)	810,044
350,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	342,085
1,100,000	Equitable Holdings, Inc. 5.00%, 04/20/2048	1,406,879
115,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	123,404
77,000	Liberty Mutual Group, Inc. 4.57%, 02/01/2029(1)	88,881
860,000	Nippon Life Insurance Co. 2.90%, 09/16/2051, (2.90% fixed rate until 09/16/2031; 5 year USD CMT + 2.600% thereafter)(1)(5)	836,724
100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(1)	130,583
675,000	Unum Group 5.75%, 08/15/2042	858,719
		5,611,912
	Investment Company Security - 0.0%
250,000	JAB Holdings B.V. 3.75%, 05/28/2051(1)	273,848
	IT Services - 0.2%
35,000	Apple, Inc. 4.45%, 05/06/2044	44,639
475,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	481,816
825,000	Western Digital Corp. 4.75%, 02/15/2026	904,407
		1,430,862
	Lodging - 0.1%
800,000	Genting New York LLC 3.30%, 02/15/2026(1)	788,191
	Media - 0.8%
	Charter Communications Operating LLC / Charter Communications Operating Capital
650,000	2.30%, 02/01/2032	615,862
25,000	3.70%, 04/01/2051	24,521
85,000	4.80%, 03/01/2050	96,509
63,000	5.13%, 07/01/2049	74,484
950,000	6.48%, 10/23/2045	1,309,316
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Media - 0.8% - (continued)
	Comcast Corp.
$ 144,000	2.89%, 11/01/2051(1)	$ 139,892
59,000	2.99%, 11/01/2063(1)	56,352
52,000	4.05%, 11/01/2052	61,156
575,000	4.40%, 08/15/2035	681,741
	Discovery Communications LLC
155,000	4.00%, 09/15/2055	164,374
305,000	4.65%, 05/15/2050	359,177
1,000,000	5.20%, 09/20/2047	1,249,312
	Time Warner Cable LLC
80,000	6.55%, 05/01/2037	107,390
60,000	7.30%, 07/01/2038	86,253
30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	33,093
1,000,000	ViacomCBS, Inc. 5.85%, 09/01/2043	1,359,275
250,000	Videotron Ltd. 3.63%, 06/15/2029(1)	251,250
		6,669,957
	Office/Business Equipment - 0.0%
275,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	278,096
	Oil & Gas - 0.7%
	Aker BP ASA
1,760,000	3.75%, 01/15/2030(1)	1,881,164
665,000	4.00%, 01/15/2031(1)	722,915
406,000	Devon Energy Corp. 5.88%, 06/15/2028(1)	445,115
750,000	Diamondback Energy, Inc. 3.50%, 12/01/2029	797,242
	Equinor ASA
35,000	2.88%, 04/06/2025	36,894
560,000	3.00%, 04/06/2027	595,775
	Hess Corp.
135,000	5.60%, 02/15/2041	169,891
525,000	7.30%, 08/15/2031	704,816
210,000	Qatar Petroleum 3.13%, 07/12/2041(1)	211,930
245,000	Qatar Petroleum Industry 2.25%, 07/12/2031(1)	241,325
		5,807,067
	Packaging & Containers - 0.0%
340,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	336,600
	Pharmaceuticals - 0.3%
	AbbVie, Inc.
450,000	3.45%, 03/15/2022	452,769
525,000	3.80%, 03/15/2025	565,883
600,000	4.75%, 03/15/2045	751,223
160,000	CVS Health Corp. 4.88%, 07/20/2035	192,671
465,000	Organon & Co. 4.13%, 04/30/2028(1)	471,394
675,000	Teva Pharmaceutical Finance Netherlands B.V. 2.80%, 07/21/2023	679,927
		3,113,867
	Pipelines - 1.0%
1,200,000	Enable Midstream Partners L.P. 4.40%, 03/15/2027	1,312,328
	Energy Transfer Operating L.P.
1,125,000	4.75%, 01/15/2026	1,245,739
155,000	4.95%, 06/15/2028	177,080
385,000	5.00%, 05/15/2050	450,300

The accompanying notes are an integral part of these financial statements.
86

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Pipelines - 1.0% - (continued)
$ 1,100,000	5.25%, 04/15/2029	$ 1,278,211
214,000	7.60%, 02/01/2024	238,440
900,000	Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034(1)	876,626
	Gray Oak Pipeline LLC
258,000	2.60%, 10/15/2025(1)	263,387
40,000	3.45%, 10/15/2027(1)	41,902
1,175,000	ONEOK, Inc. 4.00%, 07/13/2027	1,286,444
675,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.88%, 04/15/2026	704,747
235,000	Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029(1)	239,512
780,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	787,800
		8,902,516
	Real Estate Investment Trusts - 0.5%
	American Tower Corp.
150,000	4.40%, 02/15/2026	165,910
85,000	5.00%, 02/15/2024	92,543
	Brixmor Operating Partnership L.P.
285,000	4.05%, 07/01/2030	315,165
440,000	4.13%, 05/15/2029	491,795
	EPR Properties
265,000	3.60%, 11/15/2031	265,800
398,000	3.75%, 08/15/2029	408,910
65,000	4.75%, 12/15/2026	70,641
60,000	4.95%, 04/15/2028	65,718
240,000	Equinix, Inc. 3.00%, 07/15/2050	234,043
750,000	GLP Capital L.P. / GLP Financing II, Inc. 4.00%, 01/15/2030	795,592
	SBA Tower Trust
100,000	1.63%, 05/15/2051(1)	98,665
100,000	1.88%, 07/15/2050(1)	101,357
215,000	2.84%, 01/15/2050(1)	223,020
300,000	3.45%, 03/15/2048(1)	302,840
504,000	Scentre Group Trust 1 / Scentre Group Trust 2 3.63%, 01/28/2026(1)	540,975
		4,172,974
	Retail - 0.2%
825,000	AutoZone, Inc. 3.13%, 04/21/2026	878,273
575,000	Lowe's Cos., Inc. 1.30%, 04/15/2028	553,599
		1,431,872
	Semiconductors - 0.2%
	Broadcom, Inc.
895,000	3.42%, 04/15/2033(1)	923,938
225,000	3.50%, 02/15/2041(1)	223,543
675,000	Microchip Technology, Inc. 0.97%, 02/15/2024(1)	671,409
		1,818,890
	Software - 0.2%
170,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	169,150
	Oracle Corp.
320,000	3.60%, 04/01/2050	326,317
110,000	3.65%, 03/25/2041	115,093
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.1% - (continued)
	Software - 0.2% - (continued)
$ 275,000	3.95%, 03/25/2051	$ 297,827
650,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	647,563
		1,555,950
	Telecommunications - 0.9%
	AT&T, Inc.
578,000	2.55%, 12/01/2033	561,741
300,000	3.10%, 02/01/2043	289,405
395,000	3.30%, 02/01/2052	387,161
460,000	4.45%, 04/01/2024	494,753
575,000	5.65%, 02/15/2047	777,026
425,000	NBN Co., Ltd. 1.63%, 01/08/2027(1)	419,191
730,625	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 03/20/2025(1)	770,809
	T-Mobile USA, Inc.
625,000	2.25%, 02/15/2026	628,906
290,000	2.88%, 02/15/2031	288,188
95,000	4.38%, 04/15/2040	108,380
775,000	4.50%, 04/15/2050	915,007
	Verizon Communications, Inc.
589,000	2.36%, 03/15/2032(1)	580,080
406,000	4.52%, 09/15/2048	514,379
130,000	4.75%, 11/01/2041	160,355
93,000	4.81%, 03/15/2039	114,827
575,000	Vodafone Group plc 5.25%, 05/30/2048	756,931
		7,767,139
	Transportation - 0.2%
600,000	FedEx Corp. 5.25%, 05/15/2050	810,957
745,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.95%, 03/10/2025(1)	802,118
		1,613,075
	Trucking & Leasing - 0.1%
580,000	DAE Funding LLC 1.55%, 08/01/2024(1)	572,170
90,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.70%, 11/01/2024(1)	93,544
		665,714
	Total Corporate Bonds (cost $119,805,128)	$ 123,292,147
FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
	Chile - 0.1%
995,000	Chile Government International Bond 2.55%, 07/27/2033	$ 962,354
	Indonesia - 0.6%
IDR 75,000,000,000	Indonesia Treasury Bond 7.00%, 09/15/2030	5,571,731
	Mexico - 0.1%
$ 550,000	Mexico Government International Bond 4.28%, 08/14/2041	571,566
	Panama - 0.1%
	Panama Government International Bond
395,000	2.25%, 09/29/2032	372,106
450,000	4.50%, 04/16/2050	496,381
		868,487

The accompanying notes are an integral part of these financial statements.
87

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 1.0% - (continued)
	Qatar - 0.1%
	Qatar Government International Bond
$ 250,000	3.38%, 03/14/2024(1)	$ 263,798
315,000	3.88%, 04/23/2023(1)	329,648
		593,446
	Saudi Arabia - 0.0%
460,000	Saudi Government International Bond 2.88%, 03/04/2023(1)	473,381
	Total Foreign Government Obligations (cost $8,946,877)	$ 9,040,965
MUNICIPAL BONDS - 0.6%
	Airport - 0.0%
90,000	Broward County, FL, Airport System Rev 3.48%, 10/01/2043	$ 95,223
	General - 0.2%
	Chicago, IL, Transit Auth
130,000	6.30, 12/01/2021,	130,625
320,000	6.90, 12/01/2040,	452,503
140,000	City of Sacramento, CA, (AGM Insured) 6.42%, 08/01/2023	153,648
190,000	Kansas, Dev Finance Auth, (AGM Insured) 5.37%, 05/01/2026	209,670
65,000	Metropolitan Transportation Auth, NY, Rev 6.67%, 11/15/2039	93,074
575,000	Philadelphia, PA, Auth Industrial Dev, (NATL Insured) 6.55%, 10/15/2028	730,402
350,000	Sales Tax Securitization Corp., IL Rev 4.79%, 01/01/2048	449,875
		2,219,797
	General Obligation - 0.1%
580,000	State of Illinois, GO 5.10%, 06/01/2033	676,370
	Power - 0.0%
83,000	New York Utility Debt Securitization Auth 3.44%, 12/15/2025	85,000
	Tobacco - 0.0%
	Golden State, CA, Tobacco Securitization Corp.
10,000	2.75%, 06/01/2034	10,079
45,000	3.00%, 06/01/2046	46,152
20,000	3.29%, 06/01/2042	20,269
		76,500
	Transportation - 0.2%
	Foothill-Eastern Transportation Corridor Agency, CA,, (AGM Insured)
335,000	3.92%, 01/15/2053	353,275
45,000	4.09%, 01/15/2049	47,281
150,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	207,297
	Metropolitan Transportation Auth, NY, Rev
165,000	5.18%, 11/15/2049	224,971
20,000	6.20%, 11/15/2026	22,750
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.6% - (continued)
	Transportation - 0.2% - (continued)
$ 195,000	6.81%, 11/15/2040	$ 281,255
275,000	New York and New Jersey Port Auth, Taxable Rev 3.18%, 07/15/2060	279,640
		1,416,469
	Utility - Electric - 0.1%
375,000	Illinois Municipal Electric Agency 6.83%, 02/01/2035	484,472
229,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	352,161
		836,633
	Total Municipal Bonds (cost $4,775,455)	$ 5,405,992
SENIOR FLOATING RATE INTERESTS - 9.0%(7)
	Advertising - 0.0%
410,246	Clear Channel Outdoor Holdings, Inc. 3.63%, 08/21/2026, 1 mo. USD LIBOR + 3.500%(2)	$ 403,395
	Aerospace/Defense - 0.1%
99,250	Spirit Aerosystems, Inc. 6.00%, 01/15/2025, 1 mo. USD LIBOR + 5.250%(2)	99,498
877,551	TransDigm, Inc. 2.34%, 12/09/2025, 1 mo. USD LIBOR + 2.250%(2)	866,327
		965,825
	Airlines - 0.2%
285,000	AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2028, 1 mo. USD LIBOR + 4.750%(2)	296,668
185,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%(2)	186,811
230,000	Mileage Plus Holdings LLC 6.25%, 06/21/2027, 1 mo. USD LIBOR + 5.250%(2)	244,807
295,000	SkyMiles IP Ltd. 4.75%, 10/20/2027, 3 mo. USD LIBOR + 3.750%(2)	314,010
303,475	United Airlines, Inc. 4.50%, 04/21/2028, 1 mo. USD LIBOR + 3.750%(2)	307,539
		1,349,835
	Apparel - 0.0%
274,312	Birkenstock GmbH & Co. KG 4.25%, 04/27/2028, 1 mo. USD LIBOR + 3.750%(2)	274,142
	Auto Parts & Equipment - 0.1%
636,040	Clarios Global L.P. 3.34%, 04/30/2026, 1 mo. USD LIBOR + 3.250%(2)	631,798
224,875	First Brands Group LLC 6.00%, 03/30/2027, 1 mo. USD LIBOR + 5.000%(2)	226,561
		858,359
	Beverages - 0.0%
122,500	Sunshine Investments B.V. 2.87%, 03/28/2025, 3 mo. USD LIBOR + 2.750%(2)	121,696

The accompanying notes are an integral part of these financial statements.
88

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Chemicals - 0.3%
$ 243,734	ASP Unifrax Holdings, Inc. 3.88%, 12/12/2025, 3 mo. USD LIBOR + 3.750%(2)	$ 239,713
425,022	Axalta Coating Systems U.S. Holdings, Inc. 1.88%, 06/01/2024, 3 mo. USD LIBOR + 1.750%(2)	423,959
675,000	Diamond (BC) B.V. 3.50%, 09/29/2028, 1 mo. USD LIBOR + 3.000%	673,144
506,798	Messer Industries GmbH 2.63%, 03/01/2026, 3 mo. USD LIBOR + 2.500%(2)	503,154
543,049	Starfruit Finco B.V 2.84%, 10/01/2025, 1 mo. USD LIBOR + 2.750%(2)	538,639
327,007	Tronox Finance LLC 2.37%, 03/13/2028, 1 mo. USD LIBOR + 2.250%(2)	324,351
		2,702,960
	Commercial Services - 0.8%
636,800	AlixPartners LLP 3.25%, 02/04/2028, 1 mo. USD LIBOR + 2.750%(2)	634,412
374,053	Allied Universal Holdco LLC 4.25%, 05/12/2028, 1 mo. USD LIBOR + 3.750%(2)	373,821
	Amentum Government Services Holdings LLC
153,063	3.59%, 01/29/2027, 1 mo. USD LIBOR + 3.500%(2)	152,170
398,000	5.50%, 01/29/2027, 1 mo. USD LIBOR + 4.750%(2)	397,877
370,000	APX Group, Inc. 4.00%, 07/10/2028, 1 mo. USD LIBOR + 3.500%(2)	368,553
475,295	AVSC Holding Corp. 5.50%, 10/15/2026, 1 mo. USD LIBOR + 4.500%(2)	443,926
	Belron Finance U.S. LLC
243,734	2.38%, 11/13/2025, 3 mo. USD LIBOR + 2.250%(2)	242,516
98,250	2.44%, 10/30/2026, 1 mo. USD LIBOR + 2.250%(2)	97,698
246,183	BrightView Landscapes LLC 2.63%, 08/15/2025, 3 mo. USD LIBOR + 2.500%(2)	244,849
231,975	Ensemble RCM LLC 3.88%, 08/03/2026, 3 mo. USD LIBOR + 3.750%(2)	232,181
214,547	Hertz Corp. 0.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(2)(8)	214,744
750,000	MPH Acquisition Holdings LLC 4.75%, 08/17/2028, 1 mo. USD LIBOR + 4.250%(2)	730,627
748,125	Signal Parent, Inc. 4.25%, 04/03/2028, 1 mo. USD LIBOR + 3.500%(2)	733,162
	Verisure Holding AB
EUR 575,000	3.25%, 07/20/2026, 3 mo. EURIBOR + 3.250%(2)	659,509
430,000	3.25%, 03/27/2028, 3 mo. EURIBOR + 3.250%(2)	492,835
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Commercial Services - 0.8% - (continued)
$ 626,850	WEX, Inc. 2.34%, 03/31/2028, 1 mo. USD LIBOR + 2.250%(2)	$ 623,246
199,500	WW International, Inc. 4.00%, 04/13/2028, 1 mo. USD LIBOR + 3.500%(2)	197,006
		6,839,132
	Construction Materials - 0.4%
493,763	ACProducts, Inc. 4.75%, 05/17/2028, 1 mo. USD LIBOR + 4.250%(2)	492,222
385,000	Chamberlain Group, Inc. 0.00%, 10/22/2028, 1 mo. USD LIBOR + 4.000%(8)	384,199
695,184	Cornerstone Building Brands, Inc. 3.75%, 04/12/2028, 1 mo. USD LIBOR + 3.250%(2)	693,794
363,675	CP Atlas Buyer, Inc. 4.25%, 11/23/2027, 1 mo. USD LIBOR + 3.750%(2)	361,289
177,300	Ingersoll-Rand Services Co. 1.84%, 03/01/2027, 1 mo. USD LIBOR + 1.750%(2)	174,695
639,739	Quikrete Holdings, Inc. 2.59%, 02/01/2027, 1 mo. USD LIBOR + 2.500%(2)	633,073
410,000	Standard Industries, Inc. 3.00%, 09/22/2028, 1 mo. USD LIBOR + 2.500%(2)	409,414
279,300	Tamko Building Products LLC 3.09%, 06/01/2026, 1 mo. USD LIBOR + 3.000%(2)	278,021
		3,426,707
	Distribution/Wholesale - 0.2%
735,000	American Builders & Contractors Supply Co., Inc. 2.09%, 01/15/2027, 1 mo. USD LIBOR + 2.000%(2)	727,437
686,572	Core & Main L.P. 2.59%, 07/27/2028, 1 mo. USD LIBOR + 2.500%(2)	680,852
186,200	KAR Auction Services, Inc. 2.38%, 09/19/2026, 1 mo. USD LIBOR + 2.250%(2)	180,614
194,025	PAI Holdco, Inc. 4.25%, 10/28/2027, 1 mo. USD LIBOR + 3.500%(2)	194,025
		1,782,928
	Diversified Financial Services - 0.4%
667,832	Aretec Group, Inc. 4.34%, 10/01/2025, 3 mo. USD LIBOR + 4.250%(2)	666,163
974,811	Blackhawk Network Holdings, Inc. 3.09%, 06/15/2025, 3 mo. USD LIBOR + 3.000%(2)	966,281
652,047	Deerfield Dakota Holding LLC 4.75%, 04/09/2027, 1 mo. USD LIBOR + 3.750%(2)	653,273
309,225	Fleetcor Technologies Operating Co. LLC 1.84%, 04/28/2028, 1 mo. USD LIBOR + 1.750%(2)	308,232
613,721	NFP Corp. 3.34%, 02/15/2027, 1 mo. USD LIBOR + 3.250%(2)	605,921
		3,199,870

The accompanying notes are an integral part of these financial statements.
89

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Electrical Components & Equipment - 0.0%
$ 110,000	Anticimex International AB 0.00%, 07/21/2028, 1 mo. USD LIBOR + 3.500%(8)	$ 109,863
	Electronics - 0.0%
274,313	Ingram Micro, Inc. 4.00%, 06/30/2028, 1 mo. USD LIBOR + 3.500%(2)	274,861
	Engineering & Construction - 0.1%
487,277	Brand Energy & Infrastructure Services, Inc. 5.25%, 06/21/2024, 3 mo. USD LIBOR + 4.250%(2)	482,731
750,000	Brown Group Holding LLC 3.25%, 06/07/2028, 1 mo. USD LIBOR + 2.750%(8)	747,660
		1,230,391
	Entertainment - 0.5%
	Crown Finance U.S., Inc.
768,847	3.50%, 02/28/2025, 1 mo. USD LIBOR + 2.500%(2)	632,761
152,521	7.13%, 05/23/2024, 1 mo. USD LIBOR + 7.000%	183,940
73,504	9.25%, 05/23/2024, 1 mo. USD LIBOR + 8.250%(2)	78,833
900,000	Delta (LUX) S.a.r.l. 3.50%, 02/01/2024, 3 mo. USD LIBOR + 2.500%(2)	896,346
743,200	Golden Entertainment, Inc. 3.75%, 10/21/2024, 3 mo. USD LIBOR + 3.000%(2)	741,654
490,496	Scientific Games International, Inc. 2.84%, 08/14/2024, 1 mo. USD LIBOR + 2.750%(2)	488,211
488,520	SeaWorld Parks & Entertainment, Inc. 3.50%, 08/25/2028, 1 mo. USD LIBOR + 3.000%(2)	486,688
519,040	UFC Holdings LLC 3.50%, 04/29/2026, 1 mo. USD LIBOR + 2.750%(2)	515,795
		4,024,228
	Environmental Control - 0.1%
510,000	Clean Harbors, Inc. 2.09%, 10/08/2028, 1 mo. USD LIBOR + 2.087%	509,684
	Food - 0.3%
315,617	B&G Foods, Inc. 2.59%, 10/10/2026, 1 mo. USD LIBOR + 2.500%(2)	316,273
494,493	Froneri International Ltd. 2.34%, 01/29/2027, 1 mo. USD LIBOR + 2.250%(2)	487,140
731,278	Hostess Brands LLC 3.00%, 08/03/2025, 1 mo. USD LIBOR + 2.250%(2)	729,531
104,462	Simply Good Foods USA, Inc. 4.75%, 07/07/2024, 1 mo. USD LIBOR + 3.750%(2)	104,920
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Food - 0.3% - (continued)
	U.S. Foods, Inc.
$ 542,148	1.84%, 06/27/2023, 1 mo. USD LIBOR + 1.750%(2)	$ 538,450
289,100	2.09%, 09/13/2026, 3 mo. USD LIBOR + 2.000%(2)	283,679
		2,459,993
	Food Service - 0.0%
177,175	Aramark Services, Inc. 1.84%, 01/15/2027, 1 mo. USD LIBOR + 1.750%(2)	172,636
	Gas - 0.1%
816,212	UGI Energy Services LLC 3.84%, 08/13/2026, 1 mo. USD LIBOR + 3.750%(2)	818,767
	Healthcare - Products - 0.2%
681,575	Avantor Funding, Inc. 2.75%, 11/08/2027, 1 mo. USD LIBOR + 2.250%(2)	681,009
570,000	Medline Industries, Inc. 0.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%(8)	570,565
799,383	Sunshine Luxembourg S.a.r.l. 4.50%, 10/01/2026, 1 mo. USD LIBOR + 3.750%(2)	800,686
		2,052,260
	Healthcare - Services - 0.3%
	ADMI Corp.
343,275	3.63%, 12/23/2027, 1 mo. USD LIBOR + 3.125%(2)	340,594
265,000	4.00%, 12/23/2027, 1 mo. USD LIBOR + 3.500%(2)	264,716
EUR 465,000	Biogroup-LCD 3.50%, 01/28/2028, 3 mo. EURIBOR + 3.500%(2)	534,256
$ 99,496	eResearchTechnology, Inc. 5.50%, 02/04/2027, 1 mo. USD LIBOR + 4.500%(2)	99,897
374,062	Heartland Dental, LLC 4.09%, 04/30/2025, 1 mo. USD LIBOR + 4.000%(2)	373,049
127,767	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%(2)	127,753
472,625	PPD, Inc. 2.50%, 01/13/2028, 1 mo. USD LIBOR + 2.000%(2)	471,519
683,986	Surgery Center Holdings, Inc. 4.50%, 08/31/2026, 1 mo. USD LIBOR + 3.750%(2)	685,223
		2,897,007
	Home Furnishings - 0.0%
445,000	Mattress Firm Inc 5.00%, 09/25/2028, 1 mo. USD LIBOR + 4.250%(2)	442,668
	Insurance - 0.5%
684,250	Acrisure LLC 3.63%, 02/15/2027, 1 mo. USD LIBOR + 3.500%(2)	674,670

The accompanying notes are an integral part of these financial statements.
90

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Insurance - 0.5% - (continued)
	Asurion LLC
$ 284,249	3.21%, 11/03/2023, 1 mo. USD LIBOR + 3.125%(2)	$ 283,479
596,913	3.34%, 12/23/2026, 1 mo. USD LIBOR + 3.250%(2)	590,664
145,000	5.34%, 01/31/2028, 1 mo. USD LIBOR + 5.250%(2)	144,404
877,330	Hub International Ltd. 2.87%, 04/25/2025, 1 mo. USD LIBOR + 2.750%(2)	867,162
	Sedgwick Claims Management Services, Inc.
877,444	3.34%, 12/31/2025, 3 mo. USD LIBOR + 3.250%(2)	868,125
49,000	5.25%, 09/03/2026, 1 mo. USD LIBOR + 4.250%(2)	49,079
487,310	USI, Inc. 3.13%, 05/16/2024, 3 mo. USD LIBOR + 3.000%(2)	483,392
		3,960,975
	Internet - 0.1%
364,087	Endure Digital, Inc. 4.25%, 02/10/2028, 1 mo. USD LIBOR + 3.500%(2)	357,563
589,284	MH Sub LLC 4.75%, 09/13/2024, 1 mo. USD LIBOR + 3.750%(2)	590,268
305,000	Proofpoint, Inc. 3.75%, 08/31/2028, 1 mo. USD LIBOR + 3.250%(2)	303,612
		1,251,443
	IT Services - 0.2%
367,248	CDW LLC 1.84%, 10/13/2026, 1 mo. USD LIBOR + 1.750%(2)	367,553
348,250	Peraton Corp. 4.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%(2)	348,629
643,684	Tempo Acquisition LLC 3.75%, 11/02/2026, 1 mo. USD LIBOR + 3.250%(2)	645,023
		1,361,205
	Leisure Time - 0.1%
	Carnival Corp.
276,500	3.75%, 06/30/2025, 1 mo. USD LIBOR + 3.000%(2)	275,983
295,000	4.00%, 10/18/2028, 6 mo. USD LIBOR + 4.000%	294,631
110,000	Great Canadian Gaming Corp. 0.00%, 11/01/2026, 1 mo. USD LIBOR + 4.000%(2)(8)	110,495
374,062	Hayward Industries, Inc. 3.00%, 05/12/2028, 1 mo. USD LIBOR + 2.500%(2)	372,817
269,325	MajorDrive Holdings LLC 4.50%, 05/12/2028, 1 mo. USD LIBOR + 4.000%(2)	269,325
		1,323,251
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Lodging - 0.2%
$ 329,889	Boyd Gaming Corp. 2.32%, 09/15/2023, 3 mo. USD LIBOR + 2.250%(2)	$ 329,286
	Caesars Resort Collection LLC
731,013	2.84%, 12/23/2024, 3 mo. USD LIBOR + 2.750%(2)	727,285
371,250	3.59%, 07/21/2025, 1 mo. USD LIBOR + 3.500%(2)	371,465
		1,428,036
	Machinery-Diversified - 0.2%
339,114	Altra Industrial Motion Corp. 2.09%, 10/01/2025, 3 mo. USD LIBOR + 2.000%(2)	336,570
428,055	Circor International, Inc. 4.25%, 12/11/2024, 1 mo. USD LIBOR + 3.250%(2)	427,388
185,000	Filtration Group Corp. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 3.750%(8)	184,676
524,720	Vertical U.S. Newco, Inc. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.500%(2)	525,376
		1,474,010
	Media - 0.6%
133,650	Banijay Entertainment S.A.S 3.83%, 03/01/2025, 1 mo. USD LIBOR + 3.750%(2)	133,149
379,050	Cable One, Inc. 2.09%, 05/03/2028, 1 mo. USD LIBOR + 2.000%(2)	375,851
	CSC Holdings LLC
487,245	2.34%, 07/17/2025, 3 mo. USD LIBOR + 2.250%(2)	475,522
358,613	2.59%, 04/15/2027, 1 mo. USD LIBOR + 2.500%(2)	350,992
405,000	DirecTV Financing LLC 5.75%, 07/22/2027, 1 mo. USD LIBOR + 5.000%(2)	405,194
494,949	E.W. Scripps Co. 3.31%, 05/01/2026, 1 mo. USD LIBOR + 2.563%(2)	493,093
425,886	Gray Television, Inc. 2.58%, 01/02/2026, 3 mo. USD LIBOR + 2.500%(2)	422,854
2,221	Houghton Mifflin Harcourt Publishing Co. 7.25%, 11/22/2024, 1 mo. USD LIBOR + 6.250%(2)	2,216
750,000	Telenet Financing USD LLC 2.09%, 04/30/2028, 6 mo. USD LIBOR + 2.000%(2)	739,125
595,000	UPC Financing Partnership 3.09%, 01/31/2029, 1 mo. USD LIBOR + 3.000%(2)	592,150

The accompanying notes are an integral part of these financial statements.
91

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Media - 0.6% - (continued)
$ 410,000	Virgin Media Bristol LLC 3.34%, 01/31/2029, 1 mo. USD LIBOR + 3.250%(2)	$ 409,660
500,000	Ziggo Financing Partnership 2.59%, 04/30/2028, 1 mo. USD LIBOR + 2.500%(2)	493,540
		4,893,346
	Oil & Gas Services - 0.0%
270,000	Oryx Midstream Services Permian Basin LLC 0.00%, 10/05/2028, 1 mo. USD LIBOR + 3.250%(8)	268,842
	Packaging & Containers - 0.3%
560,000	Berlin Packaging LLC 4.25%, 03/11/2028, 1 mo. USD LIBOR + 3.750%(2)	560,101
	Flex Acquisition Co., Inc.
491,261	3.13%, 06/29/2025, 3 mo. USD LIBOR + 3.000%(2)	487,213
319,654	4.00%, 02/23/2028, 1 mo. USD LIBOR + 3.500%(2)	318,676
137,550	Pregis TopCo Corp. 4.09%, 07/31/2026, 1 mo. USD LIBOR + 4.000%(2)	137,764
115,000	Pretium PKG Holdings, Inc. 4.50%, 10/02/2028, 1 mo. USD LIBOR + 4.500%	115,274
631,825	Proampac PG Borrower LLC 4.50%, 11/03/2025, 1 mo. USD LIBOR + 3.750%(2)	631,825
		2,250,853
	Pharmaceuticals - 0.4%
334,123	Bausch Health Cos., Inc. 3.09%, 06/02/2025, 3 mo. USD LIBOR + 3.000%(2)	333,268
562,134	Change Healthcare Holdings LLC 3.50%, 03/01/2024, 1 mo. USD LIBOR + 2.500%(2)	561,493
444,314	Elanco Animal Health, Inc. 1.83%, 08/01/2027, 1 mo. USD LIBOR + 1.750%(2)	440,346
422,248	Gainwell Acquisition Corp. 4.75%, 10/01/2027, 1 mo. USD LIBOR + 4.000%(2)	422,966
308,450	Horizon Therapeutics USA, Inc. 2.50%, 03/15/2028, 1 mo. USD LIBOR + 2.000%(2)	307,623
31,833	ICON Luxembourg S.a r.l. 3.00%, 07/03/2028, 1 mo. USD LIBOR + 2.500%(2)	31,830
349,125	Jazz Financing Lux S.a.r.l. 4.00%, 05/05/2028, 1 mo. USD LIBOR + 3.500%(2)	349,561
403,987	Organon & Co. 3.50%, 06/02/2028, 1 mo. USD LIBOR + 3.000%(2)	404,747
662,714	Pathway Vet Alliance LLC 3.84%, 03/31/2027, 1 mo. USD LIBOR + 3.750%(2)	659,122
		3,510,956
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Pipelines - 0.3%
$ 468,825	DT Midstream, Inc. 2.50%, 06/26/2028, 1 mo. USD LIBOR + 2.000%(2)	$ 469,777
809,810	Medallion Midland Acquisition LLC 4.50%, 10/18/2028, 3 mo. USD LIBOR + 3.750%	809,049
487,437	NorthRiver Midstream Finance L.P. 3.38%, 10/01/2025, 3 mo. USD LIBOR + 3.250%(2)	486,282
459,927	Traverse Midstream Partners LLC 5.25%, 09/27/2024, 1 mo. USD LIBOR + 4.250%(2)	459,255
		2,224,363
	Retail - 0.7%
205,000	At Home Group, Inc. 4.75%, 07/24/2028, 1 mo. USD LIBOR + 4.250%(2)	204,061
448,148	B.C. Unlimited Liability Co. 1.84%, 11/19/2026, 1 mo. USD LIBOR + 1.750%(2)	439,104
429,622	Beacon Roofing Supply, Inc. 2.34%, 05/19/2028, 1 mo. USD LIBOR + 2.250%(2)	426,499
289,040	EG Group Ltd. 4.75%, 03/31/2026, 1 mo. USD LIBOR + 4.250%(2)	288,607
179,550	Foundation Building Materials Holding Co. LLC 3.75%, 02/03/2028, 1 mo. USD LIBOR + 3.250%(2)	178,017
511,137	Great Outdoors Group LLC 5.00%, 03/06/2028, 1 mo. USD LIBOR + 4.250%(2)	512,308
709,389	Harbor Freight Tools USA, Inc. 3.25%, 10/19/2027, 1 mo. USD LIBOR + 2.750%(2)	706,651
	IRB Holding Corp.
244,924	3.75%, 02/05/2025, 1 mo. USD LIBOR + 2.750%(2)	244,209
238,200	4.25%, 12/15/2027, 1 mo. USD LIBOR + 3.250%(2)	238,031
	LBM Acquisition LLC
103,333	0.00%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(2)(8)	101,869
206,149	3.88%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(2)	203,227
299,489	4.50%, 12/17/2027, 1 mo. USD LIBOR + 3.750%(2)(9)	295,245
426,775	Les Schwab Tire Centers 4.00%, 11/02/2027, 1 mo. USD LIBOR + 3.250%(2)	425,977
379,050	Michaels Cos., Inc. 5.00%, 04/15/2028, 1 mo. USD LIBOR + 4.250%(2)	378,341
268,650	Petco Health and Wellness Co., Inc. 4.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%(2)	268,459
179,550	PetSmart, Inc. 4.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%(2)	179,615
240,000	Specialty Building Products Holdings LLC 0.00%, 10/15/2028, 1 mo. USD LIBOR + 3.750%(8)	239,025

The accompanying notes are an integral part of these financial statements.
92

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Retail - 0.7% - (continued)
$ 473,813	SRS Distribution, Inc. 4.25%, 06/02/2028, 1 mo. USD LIBOR + 3.750%(2)	$ 473,680
488,750	Staples, Inc. 5.13%, 04/16/2026, 3 mo. USD LIBOR + 5.000%(2)	469,249
267,300	White Cap Buyer LLC 4.50%, 10/19/2027, 1 mo. USD LIBOR + 4.000%(2)	267,816
		6,539,990
	Semiconductors - 0.0%
445,000	MKS Instruments, Inc. 0.00%, 10/21/2028, 1 mo. USD LIBOR + 2.250%(8)	444,444
	Software - 0.8%
EUR 210,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%(2)	242,500
$ 647,631	DCert Buyer, Inc. 4.09%, 10/16/2026, 3 mo. USD LIBOR + 4.000%(2)	647,703
917,777	Dun & Bradstreet Corp. 3.34%, 02/06/2026, 1 mo. USD LIBOR + 3.250%(2)	913,684
314,212	E2open LLC 3.75%, 02/04/2028, 1 mo. USD LIBOR + 3.250%(2)	314,344
156,800	Emerald TopCo, Inc. 3.63%, 07/24/2026, 1 mo. USD LIBOR + 3.500%(2)	155,585
404,150	Epicor Software Corp. 4.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%(2)	403,612
455,814	Hyland Software, Inc. 4.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%(2)	455,955
630,000	Mitchell International, Inc. 4.25%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	624,015
582,893	Navicure, Inc. 4.09%, 10/22/2026, 1 mo. USD LIBOR + 4.000%(2)	583,260
430,000	Polaris Newco LLC 4.50%, 06/02/2028, 1 mo. USD LIBOR + 4.000%(2)	430,826
109,450	Press Ganey Holdings, Inc. 4.50%, 07/24/2026, 1 mo. USD LIBOR + 3.750%(2)	109,587
520,000	RealPage, Inc. 3.75%, 04/24/2028, 1 mo. USD LIBOR + 3.250%(2)	518,752
208,303	SS&C European Holdings S.a.r.l. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%(2)	206,004
274,134	SS&C Technologies, Inc. 1.84%, 04/16/2025, 1 mo. USD LIBOR + 1.750%(2)	271,107
510,108	Ultimate Software Group, Inc. 4.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%(2)	510,684
761,496	Zelis Healthcare Corporation 3.58%, 09/30/2026, 1 mo. USD LIBOR + 3.500%(2)	757,863
		7,145,481
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.0%(7) - (continued)
	Telecommunications - 0.3%
$ 487,310	Altice France S.A. 3.81%, 01/31/2026, 3 mo. USD LIBOR + 3.688%(2)	$ 481,706
407,950	Frontier Communications Corp. 4.50%, 05/01/2028, 1 mo. USD LIBOR + 3.750%(2)	407,134
EUR 1,048,617	Lorca Finco plc 4.25%, 09/17/2027, 3 mo. EURIBOR + 4.250%(2)	1,211,377
$ 298,414	Zayo Group Holdings, Inc. 3.09%, 03/09/2027, 1 mo. USD LIBOR + 3.000%(2)	293,541
		2,393,758
	Transportation - 0.2%
390,000	First Student Bidco, Inc. 3.50%, 07/21/2028, 1 mo. USD LIBOR + 3.000%(2)	387,125
1,034,250	Genesee & Wyoming, Inc. 2.13%, 12/30/2026, 1 mo. USD LIBOR + 2.000%(2)	1,027,900
		1,415,025
	Total Senior Floating Rate Interests (cost $78,810,833)	$ 78,803,185
U.S. GOVERNMENT AGENCIES - 1.2%
	Mortgage-Backed Agencies - 1.2%
	FHLMC - 1.2%
88,759	0.70%, 01/25/2051, 1 mo. USD SOFR + 0.650%(1)(2)	$ 88,759
179,848	0.85%, 08/25/2033, 1 mo. USD SOFR + 0.800%(1)(2)	179,962
2,968,885	1.33%, 06/25/2030(3)(4)	295,571
5,580,410	1.43%, 07/25/2030(3)(4)	586,509
1,740,000	2.59%, 03/25/2030, 1 mo. USD LIBOR + 2.500%(2)	1,777,169
314,835	2.74%, 12/25/2029, 1 mo. USD LIBOR + 2.650%(2)	321,554
236,651	2.85%, 10/25/2050, SOFR + 2.800%(1)(2)	239,317
1,100,000	3.54%, 10/25/2029, 1 mo. USD LIBOR + 3.450%(2)	1,135,388
412,964	3.64%, 08/25/2029, 1 mo. USD LIBOR + 3.550%(2)	426,917
223,532	3.69%, 07/25/2050, 1 mo. USD LIBOR + 3.600%(1)(2)	225,102
11,255	4.00%, 03/01/2041	12,398
171,513	4.64%, 10/25/2024, 1 mo. USD LIBOR + 4.550%(2)	176,650
667,803	4.79%, 03/25/2028, 1 mo. USD LIBOR + 4.700%(2)	683,403
996,219	4.79%, 04/25/2028, 1 mo. USD LIBOR + 4.700%(2)	1,031,431
47,653	4.84%, 10/25/2024, 1 mo. USD LIBOR + 4.750%(2)	47,912
173,284	5.09%, 12/25/2028, 1 mo. USD LIBOR + 5.000%(2)	180,787
865,590	5.24%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(2)	898,355

The accompanying notes are an integral part of these financial statements.
93

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 1.2% - (continued)
	Mortgage-Backed Agencies - 1.2% - (continued)
	FHLMC - 1.2% - (continued)
$ 759,514	5.64%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(2)	$ 795,645
1,077,465	6.44%, 09/25/2028, 1 mo. USD LIBOR + 6.350%(2)	1,132,053
		10,234,882
	FNMA - 0.0%
50,415	0.49%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(2)	50,428
150,000	3.07%, 02/01/2025	158,680
5,465	4.50%, 04/01/2041	6,088
		215,196
	GNMA - 0.0%
77	6.00%, 11/20/2023	85
184	6.00%, 12/20/2023	203
19	6.00%, 01/20/2024	22
60	6.00%, 02/20/2024	66
70	6.00%, 02/20/2026	78
425	6.00%, 02/20/2027	471
122	6.00%, 01/20/2028	135
2,679	6.00%, 02/20/2028	2,973
4,379	6.00%, 04/20/2028	4,959
1,341	6.00%, 06/15/2028	1,503
10,038	6.00%, 07/20/2028	11,363
10,627	6.00%, 08/20/2028	12,047
2,133	6.00%, 10/15/2028	2,388
11,546	6.00%, 11/15/2028	12,959
10,039	6.00%, 03/20/2029	11,375
10,176	6.00%, 09/20/2029	11,370
17,575	6.00%, 04/20/2030	19,491
2,199	6.00%, 06/20/2030	2,438
1,619	6.00%, 08/15/2034	1,850
17,872	6.50%, 03/15/2028	19,974
2,351	6.50%, 05/15/2028	2,628
3,358	6.50%, 07/15/2028	3,766
5,583	6.50%, 10/15/2028	6,241
500	6.50%, 12/15/2028	560
9,210	6.50%, 01/15/2029	10,293
6,757	6.50%, 02/15/2029	7,551
32,304	6.50%, 03/15/2029	36,104
7,281	6.50%, 04/15/2029	8,138
5,496	6.50%, 05/15/2029	6,152
5,087	6.50%, 06/15/2029	5,686
7,099	6.50%, 02/15/2035	8,102
11,150	7.00%, 11/15/2031	12,293
7,605	7.00%, 03/15/2032	8,393
92,058	7.00%, 11/15/2032	108,022
2,285	7.00%, 01/15/2033	2,627
8,299	7.00%, 05/15/2033	9,506
13,045	7.00%, 07/15/2033	14,797
22,195	7.00%, 11/15/2033	25,516
1,312	8.00%, 04/15/2030	1,362
5,850	8.00%, 05/15/2030	5,920
176	8.00%, 07/15/2030	180
3,958	8.00%, 08/15/2030	4,112
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 1.2% - (continued)
	Mortgage-Backed Agencies - 1.2% - (continued)
	GNMA - 0.0% - (continued)
$ 6,278	8.00%, 11/15/2030	$ 6,428
62,489	8.00%, 02/15/2031	67,965
		478,092
	Total U.S. Government Agencies (cost $11,195,391)	$ 10,928,170
U.S. GOVERNMENT SECURITIES - 7.5%
	U.S. Treasury Securities - 7.5%
	U.S. Treasury Bonds - 3.2%
350,000	1.38%, 08/15/2050	$ 304,746
990,000	1.63%, 11/15/2050	916,833
1,565,000	1.75%, 08/15/2041	1,503,867
3,525,000	1.88%, 02/15/2051	3,462,762
2,565,000	2.00%, 08/15/2051	2,599,066
7,895,000	2.25%, 05/15/2041	8,225,603
820,000	2.38%, 05/15/2051	899,950
3,805,000	2.88%, 05/15/2043	4,388,384
4,765,000	3.00%, 08/15/2048(10)	5,811,439
		28,112,650
	U.S. Treasury Notes - 4.3%
1,600,000	0.13%, 05/31/2023	1,593,625
1,415,000	0.13%, 10/15/2023	1,404,830
3,400,000	0.25%, 09/30/2023	3,386,453
2,740,000	0.25%, 03/15/2024	2,715,704
1,300,000	0.25%, 06/30/2025	1,266,688
1,070,000	0.25%, 07/31/2025	1,041,369
4,130,000	0.25%, 08/31/2025	4,012,714
5,290,000	0.25%, 09/30/2025	5,135,226
185,000	0.38%, 08/15/2024	183,280
610,000	0.38%, 11/30/2025	593,201
1,020,000	0.38%, 12/31/2025	990,795
1,355,000	0.38%, 01/31/2026	1,314,403
485,000	0.63%, 10/15/2024	483,105
320,000	0.63%, 07/31/2026	311,975
1,630,000	0.75%, 03/31/2026	1,603,831
470,000	0.75%, 04/30/2026	462,069
860,000	0.75%, 05/31/2026	844,950
620,000	0.75%, 08/31/2026	607,697
2,545,000	0.88%, 06/30/2026	2,512,293
2,910,000	0.88%, 09/30/2026	2,867,941
1,145,000	1.13%, 10/31/2026	1,141,511
45,000	1.13%, 02/15/2031	43,425
350,000	1.25%, 03/31/2028	346,732
440,000	1.25%, 05/31/2028	435,359
215,000	1.25%, 06/30/2028	212,472
520,000	1.25%, 09/30/2028	513,013
1,035,000	1.25%, 08/15/2031	1,006,376
120,000	1.63%, 05/15/2031	120,900
		37,151,937
	Total U.S. Government Securities (cost $62,961,624)	$ 65,264,587
COMMON STOCKS - 33.6%
	Automobiles & Components - 0.6%
2,436,000	Dongfeng Motor Group Co., Ltd. Class H	$ 2,268,786
45,290	Isuzu Motors Ltd.	609,277

The accompanying notes are an integral part of these financial statements.
94

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 33.6% - (continued)
	Automobiles & Components - 0.6% - (continued)
746	Thor Industries, Inc.	$ 76,062
11,023	Volkswagen AG	2,473,907
		5,428,032
	Banks - 2.7%
169,457	Abu Dhabi Commercial Bank PJSC	382,912
156,007	Abu Dhabi Islamic Bank PJSC	248,393
1,271,000	Agricultural Bank of China Ltd. Class H	431,895
29,710	Ameris Bancorp	1,556,507
431,000	Bank of Beijing Co. Ltd.	298,315
3,600,000	Bank of China Ltd. Class H	1,274,046
724,822	Bank of Communications Co., Ltd. Class H	431,184
25,381	Bank of Nova Scotia	1,663,978
27,989	BAWAG Group AG(1)	1,760,374
574,000	China CITIC Bank Corp. Ltd. Class H	251,785
122,712	Credit Agricole S.A.	1,851,351
20,362	KBC Group N.V.	1,896,170
11,938	PNC Financial Services Group, Inc.	2,519,276
21,180	Popular, Inc.	1,724,899
21,829	Qatar Islamic Bank SAQ	110,434
17,240	Shinhan Financial Group Co., Ltd.	562,833
133,295	Svenska Handelsbanken AB Class A	1,527,872
32,880	Synovus Financial Corp.	1,531,879
43,120	United Community Banks, Inc.	1,502,301
15,610	Western Alliance Bancorp	1,812,165
		23,338,569
	Capital Goods - 4.2%
21,282	American Woodmark Corp.*	1,462,925
37,302	Assa Abloy AB Class B	1,094,540
232,467	BAE Systems plc	1,752,839
41,513	Builders FirstSource, Inc.*	2,418,963
35,640	Cie de Saint-Gobain	2,459,607
140,500	CK Hutchison Holdings Ltd.	941,971
12,436	Fortive Corp.	941,530
17,295	Fortune Brands Home & Security, Inc.	1,753,713
62,576	JELD-WEN Holding, Inc.*	1,715,208
17,876	Kone Oyj Class B	1,219,126
5,166	Lennox International, Inc.	1,546,080
3,636	Lockheed Martin Corp.	1,208,316
14,896	Masonite International Corp.*	1,787,669
10,100	Mitsubishi Corp.	321,159
55,965	Mitsui & Co., Ltd.	1,280,732
19,481	Nexans S.A.	1,954,598
14,414	OC Oerlikon Corp. AG	146,759
16,795	Owens Corning	1,568,821
19,276	Raytheon Technologies Corp.	1,712,865
3,519	Rockwool International A/S Class B	1,609,293
15,695	Schneider Electric SE	2,706,102
27,377	Signify N.V.(1)	1,326,590
17,100	Sumitomo Corp.	243,669
49,253	Vestas Wind Systems A/S	2,129,188
18,379	Vinci S.A.	1,964,902
		37,267,165
	Commercial & Professional Services - 1.1%
1,572,073	Aker Carbon Capture ASA*	5,696,720
101,794	Bureau Veritas S.A.	3,235,524
20,786	Experian plc	953,063
		9,885,307
Shares or Principal Amount		Market Value†
COMMON STOCKS - 33.6% - (continued)
	Consumer Durables & Apparel - 2.7%
7,844	Cavco Industries, Inc.*	$ 1,885,541
22,691	Century Communities, Inc.	1,521,659
19,156	D.R. Horton, Inc.	1,710,056
6,100	Iida Group Holdings Co., Ltd.	150,392
14,721	Installed Building Products, Inc.	1,870,303
38,690	KB Home	1,553,404
18,509	Lennar Corp. Class A	1,849,604
9,730	NIKE, Inc. Class B	1,627,732
365	NVR, Inc.*	1,786,602
31,192	PulteGroup, Inc.	1,499,711
20,100	Sankyo Co., Ltd.	487,865
91,600	Shenzhou International Group Holdings Ltd.	1,973,449
28,204	Toll Brothers, Inc.	1,697,035
9,073	TopBuild Corp.*	2,331,489
76,318	TRI Pointe Group, Inc.*	1,846,132
		23,790,974
	Consumer Services - 0.6%
86,770	Compass Group plc*	1,841,315
9,324	H&R Block, Inc.	215,105
10,297	McDonald's Corp.	2,528,428
11,800	McDonald's Holdings Co. Japan Ltd.	527,360
		5,112,208
	Diversified Financials - 0.9%
11,977	AGNC Investment Corp. REIT	190,674
6,015	Blackstone Group, Inc. Class A	832,596
12,598	DWS Group GmbH & Co. KgaA(1)	544,933
36,700	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	2,216,680
14,500	Hong Kong Exchanges & Clearing Ltd.	873,505
2,050	Industrivarden AB Class A(6)	67,626
17,790	Morgan Stanley	1,828,456
23,621	OneMain Holdings, Inc.	1,247,425
81,224	REC Ltd.	161,660
3,168	Starwood Property Trust, Inc. REIT	80,689
		8,044,244
	Energy - 0.4%
786,000	China Petroleum & Chemical Corp. Class H	382,965
558,301	China Shenhua Energy Co., Ltd. Class H	1,200,511
31,298	TotalEnergies SE	1,567,246
		3,150,722
	Food & Staples Retailing - 0.8%
6,603	Alimentation Couche-Tard, Inc. Class B	247,666
120,041	Cencosud S.A.	175,598
37,649	J Sainsbury plc	154,205
52,400	Kesko Oyj Class B	1,705,331
39,444	Koninklijke Ahold Delhaize N.V.	1,283,210
19,894	Kroger Co.	796,158
74,807	Magnit PJSC GDR	1,385,425
16,901	Metro AG	213,648
16,870	Seven & i Holdings Co., Ltd.	708,283
		6,669,524
	Food, Beverage & Tobacco - 2.3%
42,734	Altria Group, Inc.	1,884,997
37,218	British American Tobacco plc	1,294,606
25,943	Coca-Cola Co.	1,462,407
1,753	Coca-Cola Europacific Partners plc	92,296
48,246	Diageo plc	2,400,320

The accompanying notes are an integral part of these financial statements.
95

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 33.6% - (continued)
	Food, Beverage & Tobacco - 2.3% - (continued)
7,016	Flowers Foods, Inc.	$ 173,646
17,458	Heineken N.V.	1,932,409
47,076	Imperial Brands plc	993,359
141,070	Inner Mongolia Yili Industrial Group Co., Ltd. Class A	945,759
4,274	JM Smucker Co.	525,104
6,442	Kweichow Moutai Co., Ltd. Class A	1,838,281
12,656	Nestle S.A.	1,669,417
9,394	PepsiCo., Inc.	1,518,070
15,867	Philip Morris International, Inc.	1,500,066
365,213	WH Group Ltd.(1)	256,020
48,595	Wuliangye Yibin Co., Ltd. Class A	1,642,093
		20,128,850
	Health Care Equipment & Services - 1.6%
22,127	Baxter International, Inc.	1,747,148
6,062	CVS Health Corp.	541,215
2,918	Dr Lal PathLabs Ltd.(1)	137,060
290,200	Hartalega Holdings Bhd	410,667
7,640	Hoya Corp.	1,124,673
47,280	Koninklijke Philips N.V.	2,230,442
147,900	Kossan Rubber Industries	84,290
37,500	Medipal Holdings Corp.	678,458
16,311	Medtronic plc	1,955,036
21,200	Miraca Holdings, Inc.	522,819
15,400	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	902,403
48	Straumann Holding AG	99,921
741,100	Top Glove Corp. Bhd	486,789
6,123	UnitedHealth Group, Inc.	2,819,458
		13,740,379
	Household & Personal Products - 0.6%
26,695	Colgate-Palmolive Co.	2,033,892
14,127	Procter & Gamble Co.	2,020,020
21,190	Reckitt Benckiser Group plc	1,720,263
		5,774,175
	Insurance - 1.0%
159,039	AIA Group Ltd.	1,782,352
48,938	AXA S.A.	1,423,752
10,502	Chubb Ltd.	2,051,881
32,810	Dai-ichi Life Holdings, Inc.	690,275
8,389	Fidelity National Financial, Inc.	401,917
7,708	Marsh & McLennan Cos., Inc.	1,285,694
20,193	Old Republic International Corp.	521,585
46,870	T&D Holdings, Inc.	601,139
		8,758,595
	Materials - 1.1%
202,000	Asia Cement Corp.	321,739
4,994	BASF SE	359,436
9,964	BHP Group Ltd.(6)	273,681
114,000	China Resources Cement Holdings Ltd.	95,863
6,802	Dow, Inc.	380,708
493,722	Elkem ASA(1)	1,962,482
103,441	Evraz plc	878,628
52,284	Fortescue Metals Group Ltd.	544,801
7,433	LafargeHolcim Ltd.	370,777
6,942	Linde plc	2,215,887
27,684	Louisiana-Pacific Corp.	1,631,418
Shares or Principal Amount		Market Value†
COMMON STOCKS - 33.6% - (continued)
	Materials - 1.1% - (continued)
1,662	Rio Tinto Ltd.	$ 113,868
831	Sika AG	281,526
		9,430,814
	Media & Entertainment - 0.9%
535	Alphabet, Inc. Class A*	1,584,092
44,521	Eutelsat Communications S.A.	632,783
36,361	Interpublic Group of Cos., Inc.	1,329,722
18,700	Koei Tecmo Holdings Co., Ltd.	870,452
50,114	News Corp. Class A	1,147,611
2,900	Nintendo Co., Ltd.	1,280,805
23,100	Tencent Holdings Ltd.	1,405,168
		8,250,633
	Pharmaceuticals, Biotechnology & Life Sciences - 2.4%
15,818	AbbVie, Inc.	1,813,850
4,207	Amgen, Inc.	870,723
20,300	AstraZeneca plc ADR	1,266,314
22,166	Bristol-Myers Squibb Co.	1,294,494
25,658	Gilead Sciences, Inc.	1,664,691
24,939	Johnson & Johnson	4,062,064
23,890	Merck & Co., Inc.	2,103,515
535	Moderna, Inc.*	184,687
18,546	Novartis AG	1,533,990
58,736	Pfizer, Inc.	2,569,113
9,387	QIAGEN N.V.*	523,419
4,424	Roche Holding AG	1,713,831
2,577	Royalty Pharma plc Class A	101,869
1,712	Sanofi	171,960
11,400	Takeda Pharmaceutical Co., Ltd.	319,950
8,300	Zai Lab Ltd.*	861,051
		21,055,521
	Real Estate - 1.6%
238,612	Aldar Properties PJSC	262,543
4,250	American Tower Corp. REIT	1,198,372
297,088	Barwa Real Estate Co.	257,579
142,000	CK Asset Holdings Ltd.	877,142
80,781	Equity LifeStyle Properties, Inc. REIT	6,826,802
32,800	Hongkong Land Holdings Ltd.	181,130
148,500	Kerry Properties Ltd.	419,765
38,150	Mitsubishi Estate Co., Ltd.	579,765
25,580	Mitsui Fudosan Co., Ltd. REIT	584,857
1,275	PSP Swiss Property AG	159,383
5,233	Public Storage REIT	1,738,298
16,500	Sun Hung Kai Properties Ltd.	218,762
111,400	Swire Properties Ltd.	298,660
3,343	WP Carey, Inc. REIT	257,779
		13,860,837
	Retailing - 0.9%
2,006,600	Allstar Co.(11)(12)(13)	—
1,260	Best Buy Co., Inc.	154,022
2,476	Genuine Parts Co.	324,628
5,687	Home Depot, Inc.	2,114,085
9,321	Lowe's Cos., Inc.	2,179,436
3,000	momo.com, Inc.	193,321
73,165	Qurate Retail, Inc. Series A	763,843
2,364	Ross Stores, Inc.	267,605
2,400	Shimamura Co., Ltd.	203,214
16,402	TJX Cos., Inc.	1,074,167

The accompanying notes are an integral part of these financial statements.
96

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 33.6% - (continued)
	Retailing - 0.9% - (continued)
1,322	Williams-Sonoma, Inc.	$ 245,535
18,100	Yamada Denki Co., Ltd.	69,166
		7,589,022
	Semiconductors & Semiconductor Equipment - 0.8%
68,000	Chipbond Technology Corp.	157,840
11,890	First Solar, Inc.*	1,421,925
8,791	Intel Corp.	430,759
18,000	MediaTek, Inc.	592,428
5,272	QUALCOMM, Inc.	701,387
106,650	Radiant Opto-Electronics Corp.	373,670
28,000	Realtek Semiconductor Corp.	503,654
4,611	Silicon Motion Technology Corp. ADR	329,271
6,056	SK Hynix, Inc.	533,840
24,294	STMicroelectronics N.V.	1,153,450
1,450	Tokyo Electron Ltd.	675,748
94,468	United Microelectronics Corp.	196,113
		7,070,085
	Software & Services - 2.4%
6,112	Accenture plc Class A	2,192,924
10,342	Amdocs Ltd.	805,021
5,967	Automatic Data Processing, Inc.	1,339,532
5,944	Capgemini SE	1,385,920
852	CGI, Inc.*	76,113
4,505	Cognizant Technology Solutions Corp. Class A	351,795
302	Constellation Software, Inc.	530,743
1,555	Crowdstrike Holdings, Inc.*	438,199
5,719	Dassault Systemes SE	333,975
8,480	Dropbox, Inc. Class A*	258,555
7,441	Fidelity National Information Services, Inc.	824,016
2,317	Fortinet, Inc.*	779,300
706	Gartner, Inc.*	234,328
1,188	Global Payments, Inc.	169,872
715	HubSpot, Inc.*	579,314
12,916	International Business Machines Corp.	1,615,792
3,710	McAfee Corp.	79,283
11,853	Microsoft Corp.	3,930,692
16,441	Nortonlifelock, Inc.	418,423
9,241	Nutanix, Inc.*	317,059
4,268	Oracle Corp.	409,472
2,290	Palo Alto Networks, Inc.*	1,165,816
8,308	SS&C Technologies Holdings, Inc.	660,237
1,842	Teradata Corp.*	104,184
6,664	Visa, Inc. Class A	1,411,235
32,296	Western Union Co.	588,433
373	Zscaler, Inc.*	118,935
		21,119,168
	Technology Hardware & Equipment - 0.3%
83,000	Asustek Computer, Inc.	1,055,247
151,000	Hon Hai Precision Industry Co., Ltd.	582,911
12,743	HP, Inc.	386,495
47,500	VTech Holdings Ltd.	365,772
		2,390,425
	Telecommunication Services - 0.8%
74,238	AT&T, Inc.	1,875,252
51,460	KDDI Corp.	1,573,646
2,183	KT Corp.	56,996
55,028	Orange S.A.	600,077
Shares or Principal Amount		Market Value†
COMMON STOCKS - 33.6% - (continued)
	Telecommunication Services - 0.8% - (continued)
2,209	SK Telecom Co., Ltd.*(11)(13)	$ 584,914
268,475	Telefonica Deutschland Holding AG	699,489
32,731	Verizon Communications, Inc.	1,734,416
53,613	Vodafone Group plc	79,018
		7,203,808
	Transportation - 0.7%
18,529	Canadian National Railway Co.	2,462,548
2,050	Kuehne + Nagel International AG	645,648
4,600	Nippon Yusen KK	331,463
1,690	Ryder System, Inc.	143,566
42,240	Schneider National, Inc. Class B	1,053,466
196,000	SITC International Holdings Co., Ltd.	662,449
5,614	United Parcel Service, Inc. Class B	1,198,421
		6,497,561
	Utilities - 2.2%
2,294	BKW AG	303,925
1,334,000	China Longyuan Power Group Corp. Ltd. Class H	3,120,274
166,000	China Resources Gas Group Ltd.	891,819
15,910	Edison International	1,001,216
78,741	EDP Renovaveis S.A.	2,193,692
50,138	Encavis AG(6)	1,050,688
2,423	Endesa S.A.	55,881
329,052	Enel S.p.A.	2,754,752
59,040	Engie S.A.	839,853
148,100	ENN Energy Holdings Ltd.	2,551,537
70,469	Iberdrola S.A.	832,136
1,104,000	Kunlun Energy Co., Ltd.	1,005,501
135,861	National Grid plc	1,739,505
32,200	Osaka Gas Co., Ltd.	518,999
4,799	Rubis SCA	153,805
		19,013,583
	Total Common Stocks (cost $239,041,891)	$ 294,570,201
CONVERTIBLE PREFERRED STOCKS - 0.5%
	Diversified Financials - 0.5%
18,485	KKR & Co., Inc. Series C, 6.00%(6)	$ 1,849,240
1,297	Mandatory Exchangeable Trust, 6.50%(1)	2,212,224
	Total Convertible Preferred Stocks (cost $2,221,250)	$ 4,061,464
EQUITY LINKED SECURITIES - 11.2%
	Automobiles & Components - 1.3%
$ 24,280	General Dynamics Corp. (Societe Generale S.A.) 12.00% 01/26/2022(1)	$ 4,960,793
5,606	Tesla, Inc. (Bank of America Securities LLC) 12.00% 01/26/2022*(1)(11)	6,206,907
		11,167,700
	Diversified Financials - 7.6%
14,705	Accenture plc (Canadian Imperial Bank of Commerce) 12.00% 11/24/2021(1)	5,136,880

The accompanying notes are an integral part of these financial statements.
97

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Shares or Principal Amount		Market Value†
EQUITY LINKED SECURITIES - 11.2% - (continued)
	Diversified Financials - 7.6% - (continued)
$ 30,179	Analog Devices, Inc. (BNP Paribas Securities Services) 12.00% 11/24/2021(1)	$ 5,202,463
11,283	Atlassian Corp. (BNP Paribas Securities Services) 12.00% 02/24/2022(1)	5,148,997
86,880	BristolMyers Squibb Co. (BNP Paribas Securities Services) 12.00% 01/26/2022(1)	5,052,941
10,398	Broadcom, Inc. (Bank of Montreal) 12.00% 11/24/2021(1)	5,403,804
29,966	Capital One Financial Corp. (Societe Generale S.A.) 12.00% 12/22/2021(1)	4,582,570
21,313	Cummins, Inc. (Bank of Montreal) 12.00% 11/24/2021(1)	5,091,323
40,832	Fidelity National Information (Societe Generale S.A.) 12.00% 01/26/2022(1)	4,609,755
392,057	Ford Motor Co. (Citigroup Global Markets Inc) 12.00% 12/22/2021(1)	6,331,392
68,625	Johnson Controls International plc (BNP Paribas Securities Services) 12.00% 02/24/2022(1)	5,024,036
15,334	Microsoft Corp. (BNP Paribas Securities Services) 12.00% 01/26/2022(1)	5,043,506
109,056	Pfizer, Inc. (Canadian Imperial Bank of Commerce) 12.00% 11/24/2021(1)	4,763,854
60,257	Welltower, Inc. (Societe Generale S.A.) 12.00% 01/26/2022(1)	4,894,840
		66,286,361
	Food & Staples Retailing - 0.6%
65,465	Sysco Corp. (Bank of America Securities LLC) 12.00%, 01/26/2022(1)	5,039,444
	Media & Entertainment - 0.6%
1,768	Alphabet, Inc. (Canadian Imperial Bank of Commerce) 12.00%, 12/22/2021*(1)	5,136,786
	Real Estate - 0.5%
57,730	Equity Residential (BNP Paribas Securities Services) 12.00%, 02/24/2022(1)	4,971,130
Shares or Principal Amount			Market Value†
EQUITY LINKED SECURITIES - 11.2% - (continued)
	Technology Hardware & Equipment - 0.6%
$ 45,620	Dell Technologies (Societe Generale S.A.) 12.00%, 12/22/2021*(1)		$ 5,020,368
	Total Equity Linked Securities (cost $98,281,375)		$ 97,621,789
	Total Long-Term Investments (Cost $778,619,430)		$ 842,479,267
SHORT-TERM INVESTMENTS - 3.4%
	Repurchase Agreements - 3.3%
29,147,703	Fixed Income Clearing Corp. Repurchase Agreement dated 10/29/2021 at 0.01%, due on 11/01/2021 with a maturity value of $ 29,147,727; collateralized by U.S. Treasury Bond at 1.875%, maturing 02/15/2041, with a market value of $ 29,730,750		$ 29,147,703
	Securities Lending Collateral - 0.1%
5,108	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(14)		5,107
784,201	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(14)		784,201
56,300	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(14)		56,300
			845,608
	Total Short-Term Investments (cost $29,993,311)		$ 29,993,311
	Total Investments Excluding Purchased Options (cost $808,612,741)	99.7%	$ 872,472,578
	Total Purchased Options (cost $747,365)	0.0%	$ 56,306
	Total Investments (cost $809,360,106)	99.7%	$ 872,528,884
	Other Assets and Liabilities	0.3%	2,953,002
	Total Net Assets	100.0%	$ 875,481,886
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.
98

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2021, the aggregate value of these securities was $276,644,928, representing 31.6% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2021. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2021.
(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(9)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2021, the aggregate value of the unfunded commitment was $295,245, which rounds to 0.0% of total net assets.
(10)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2021, the market value of securities pledged was $2,805,102.
(11)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2021, the aggregate fair value of these securities are $6,791,821, which represented 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(12)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $0 or 0.0% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
08/2011	Allstar Co.	2,006,600	$ —	$ —

(13)	Investment valued using significant unobservable inputs.
(14)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at October 31, 2021
Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Put
Coinbase Global, Inc.	105.00	USD	12/17/2021	1,966	USD	196,600	$ 29,490	$ 338,790	$ (309,300)
Microstrategy, Inc.	150.00	USD	12/17/2021	838	USD	83,800	26,816	408,575	(381,759)
Total purchased exchange-traded option contracts							$ 56,306	$ 747,365	$ (691,059)

The accompanying notes are an integral part of these financial statements.
99

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Futures Contracts Outstanding at October 31, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	192	12/31/2021	$ 23,376,000	$ (300,272)
U.S. Treasury 10-Year Ultra Future	86	12/21/2021	12,472,687	(230,010)
Total				$ (530,282)
Short position contracts:
U.S. Treasury 10-Year Note Future	950	12/21/2021	$ 124,167,969	$ 2,483,062
U.S. Treasury Ultra Bond Future	106	12/21/2021	20,819,062	172,806
Total				$ 2,655,868
Total futures contracts				$ 2,125,586

Foreign Currency Contracts Outstanding at October 31, 2021
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
40,855,977	USD	35,181,000	EUR	DEUT	11/30/2021	$ 163,033
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
100

Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
Schedule of Investments – (continued)
October 31, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 149,404,633	$ —	$ 149,404,633	$ —
Convertible Bonds	4,086,134	—	4,086,134	—
Corporate Bonds	123,292,147	—	123,292,147	—
Foreign Government Obligations	9,040,965	—	9,040,965	—
Municipal Bonds	5,405,992	—	5,405,992	—
Senior Floating Rate Interests	78,803,185	—	78,803,185	—
U.S. Government Agencies	10,928,170	—	10,928,170	—
U.S. Government Securities	65,264,587	—	65,264,587	—
Common Stocks
Automobiles & Components	5,428,032	76,062	5,351,970	—
Banks	23,338,569	12,804,351	10,534,218	—
Capital Goods	37,267,165	16,116,090	21,151,075	—
Commercial & Professional Services	9,885,307	—	9,885,307	—
Consumer Durables & Apparel	23,790,974	21,179,268	2,611,706	—
Consumer Services	5,112,208	2,743,533	2,368,675	—
Diversified Financials	8,044,244	6,396,520	1,647,724	—
Energy	3,150,722	—	3,150,722	—
Food & Staples Retailing	6,669,524	2,604,847	4,064,677	—
Food, Beverage & Tobacco	20,128,850	7,156,586	12,972,264	—
Health Care Equipment & Services	13,740,379	8,044,603	5,695,776	—
Household & Personal Products	5,774,175	4,053,912	1,720,263	—
Insurance	8,758,595	4,261,077	4,497,518	—
Materials	9,430,814	4,228,013	5,202,801	—
Media & Entertainment	8,250,633	4,061,425	4,189,208	—
Pharmaceuticals, Biotechnology & Life Sciences	21,055,521	16,454,739	4,600,782	—
Real Estate	13,860,837	10,021,251	3,839,586	—
Retailing	7,589,022	7,123,321	465,701	—
Semiconductors & Semiconductor Equipment	7,070,085	2,883,342	4,186,743	—
Software & Services	21,119,168	19,399,273	1,719,895	—
Technology Hardware & Equipment	2,390,425	386,495	2,003,930	—
Telecommunication Services	7,203,808	3,609,668	3,009,226	584,914
Transportation	6,497,561	4,858,001	1,639,560	—
Utilities	19,013,583	5,222,788	13,790,795	—
Convertible Preferred Stocks	4,061,464	4,061,464	—	—
Equity Linked Securities	97,621,789	—	97,621,789	—
Short-Term Investments	29,993,311	845,608	29,147,703	—
Purchased Options	56,306	56,306	—	—
Foreign Currency Contracts(2)	163,033	—	163,033	—
Futures Contracts(2)	2,655,868	2,655,868	—	—
Total	$ 875,347,785	$ 171,304,411	$ 703,458,460	$ 584,914
Liabilities
Futures Contracts(2)	$ (530,282)	$ (530,282)	$ —	$ —
Total	$ (530,282)	$ (530,282)	$ —	$ —

(1)	For the year ended October 31, 2021, investments valued at $1,685,544 were transferred into Level 3 due to the unavailability of active market pricing, and investments valued at $1,259,980 were transferred out of Level 3 due to the availability of significant observable inputs.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2021 is not presented.
The accompanying notes are an integral part of these financial statements.
101

Hartford Multi-Strategy Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CME	Chicago Mercantile Exchange
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
RBCA	Royal Bank of Canada
RBS	RBS Greenwich Capital
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International
Currency Abbreviations:
AUD	Australia Dollar
CAD	Canadian Dollar
EUR	Euro Member Countries
IDR	Indonesia Rupiah
JPY	Japan Yen
USD	United States Dollar
Index Abbreviations:
ASX	Australian Securities Exchange
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
EAFE	Europe, Australasia and Far East
S&P	Standard & Poor's
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
GO	General Obligation
PA	Port Authority
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
Bhd	Berhad
CD	Certificate of Deposit
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NATL	National Public Finance Guarantee Corp.
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Tbk	Terbuka

102

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities
October 31, 2021

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Assets:
Investments in securities, at market value(1)	$ 15,211,503,232	$ 76,572,546	$ 3,271,412	$ 399,772
Repurchase agreements	538,971,007	1,162,974	—	—
Investments in affiliated investment companies, at market value	—	23,008,596	1,719,808,695	137,949,359
Cash	149,217,072	286,676	—	41,402
Cash collateral held for securities on loan	4,177,192	23,656	—	—
Foreign currency	8,276,888	8,129	—	—
Unrealized appreciation on OTC swap contracts	23,784	—	—	—
Unrealized appreciation on foreign currency contracts	2,820,021	49,847	—	—
Receivables:
From affiliates	—	—	—	—
Investment securities sold	54,280,830	34,370	239,848	—
Fund shares sold	21,178,706	1,020	681,536	84,796
Dividends and interest	72,496,983	337,443	1,000,179	45,988
Securities lending income	31,173	102	—	—
Variation margin on futures contracts	450,176	—	—	—
Variation margin on centrally cleared swap contracts	98,971	—	—	—
Tax reclaims	3,148,227	92,019	—	—
OTC swap contracts premiums paid	26,329	—	—	—
Other assets	203,458	38,995	54,659	38,173
Total assets	16,066,904,049	101,616,373	1,725,056,329	138,559,490
Liabilities:
Unrealized depreciation on foreign currency contracts	69,550	—	—	—
Unrealized depreciation on bond forward contracts	—	—	—	—
Obligation to return securities lending collateral	83,543,849	473,112	—	—
Cash collateral due to broker on future contracts	—	—	—	—
Unfunded loan commitments	—	—	—	—
Payables:
Investment securities purchased	67,987,995	796,169	—	35,751
Fund shares redeemed	9,481,613	17,865	1,215,335	37,921
Investment management fees	6,686,159	25,270	—	11,714
Transfer agent fees	1,702,209	22,602	249,637	24,141
Accounting services fees	360,100	3,382	44,096	4,642
Board of Directors' fees	42,850	324	4,792	416
Variation margin on futures contracts	—	2,552	—	—
Foreign taxes	—	6,792	—	—
Distribution fees	682,059	4,451	80,126	6,523
Distributions payable	—	—	—	—
Accrued expenses	441,029	72,178	55,767	25,942
Total liabilities	170,997,413	1,424,697	1,649,753	147,050
Net assets	$ 15,895,906,636	$ 100,191,676	$ 1,723,406,576	$ 138,412,440
Summary of Net Assets:
Capital stock and paid-in-capital	$ 12,690,275,996	$ 116,431,543	$ 1,328,955,099	$ 121,125,173
Distributable earnings (loss)	3,205,630,640	(16,239,867)	394,451,477	17,287,267
Net assets	$ 15,895,906,636	$ 100,191,676	$ 1,723,406,576	$ 138,412,440
Shares authorized	1,950,000,000	560,000,000	850,000,000	400,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 16.72	$ 10.03	$ 11.34	$ 12.14
Maximum offering price per share	17.69	10.50	12.00	12.85
Shares outstanding	284,017,462	7,574,503	131,910,845	10,158,170
Net Assets	$ 4,748,602,122	$ 76,009,291	$ 1,495,255,643	$ 123,368,593
Class C: Net asset value per share	$ 16.45	$ 10.05	$ 11.26	$ 12.04
Shares outstanding	173,866,516	901,053	9,709,039	682,002
Net Assets	$ 2,859,546,931	$ 9,059,500	$ 109,277,990	$ 8,208,036
Class I: Net asset value per share	$ 16.72	$ 10.02	$ 11.36	$ 12.17
Shares outstanding	290,591,250	1,121,151	8,903,575	179,773
Net Assets	$ 4,859,868,181	$ 11,234,997	$ 101,120,885	$ 2,187,970
The accompanying notes are an integral part of these financial statements.
103

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Class R3: Net asset value per share	$ 16.79	$ 10.04	$ 11.28	$ 12.15
Shares outstanding	9,117,788	78,525	978,957	192,952
Net Assets	$ 153,098,918	$ 788,511	$ 11,045,756	$ 2,344,023
Class R4: Net asset value per share	$ 16.80	$ 9.99	$ 11.29	$ 12.15
Shares outstanding	5,560,178	24,912	310,295	56,279
Net Assets	$ 93,400,519	$ 248,849	$ 3,504,166	$ 683,518
Class R5: Net asset value per share	$ 16.82	$ 9.99	$ 11.15	$ 12.19
Shares outstanding	2,585,474	73,153	59,991	119,065
Net Assets	$ 43,487,116	$ 731,073	$ 669,023	$ 1,451,630
Class R6: Net asset value per share	$ 16.92	$ 10.01	$ —	$ —
Shares outstanding	16,885,601	1,323	—	—
Net Assets	$ 285,748,787	$ 13,242	$ —	$ —
Class Y: Net asset value per share	$ 16.92	$ 9.97	$ —	$ —
Shares outstanding	7,821,162	195,735	—	—
Net Assets	$ 132,363,623	$ 1,950,681	$ —	$ —
Class F: Net asset value per share	$ 16.73	$ 9.95	$ 11.35	$ 12.18
Shares outstanding	162,546,726	15,636	223,152	13,846
Net Assets	$ 2,719,790,439	$ 155,532	$ 2,533,113	$ 168,670
Cost of investments	$ 13,314,460,607	$ 69,145,051	$ 3,271,412	$ 399,772
Cost of investments in affiliated investment companies	$ —	$ 20,912,215	$ 1,371,038,752	$ 124,583,582
Cost of foreign currency	$ 7,066,336	$ 8,131	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 80,483,013	$ 463,842	$ —	$ —
The accompanying notes are an integral part of these financial statements.
104

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Assets:
Investments in securities, at market value(1)	$ 88,788,791	$ 1,635,064	$ 1,127,042	$ 843,381,181
Repurchase agreements	8,489,907	—	—	29,147,703
Investments in affiliated investment companies, at market value	—	647,231,095	419,063,014	—
Cash	8,136,787	48,767	70,584	9,754,063
Cash collateral held for securities on loan	49,467	—	—	44,506
Foreign currency	58,825	—	—	1,317,239
Unrealized appreciation on OTC swap contracts	—	—	—	—
Unrealized appreciation on foreign currency contracts	83,098	—	—	163,033
Receivables:
From affiliates	37,679	—	—	—
Investment securities sold	1,294,623	319,802	34,121	43,552,986
Fund shares sold	265,403	64,808	96,000	272,799
Dividends and interest	137,612	52,986	86,134	2,717,630
Securities lending income	510	—	—	2,942
Variation margin on futures contracts	84,819	—	—	132,960
Variation margin on centrally cleared swap contracts	—	—	—	—
Tax reclaims	71,784	—	—	329,485
OTC swap contracts premiums paid	—	—	—	—
Other assets	43,754	41,578	40,006	56,404
Total assets	107,543,059	649,394,100	420,516,901	930,872,931
Liabilities:
Unrealized depreciation on foreign currency contracts	16,486	—	—	—
Unrealized depreciation on bond forward contracts	34,230	—	—	—
Obligation to return securities lending collateral	989,345	—	—	890,114
Cash collateral due to broker on future contracts	50	—	—	—
Unfunded loan commitments	—	—	—	468
Payables:
Investment securities purchased	6,387,876	—	—	52,960,682
Fund shares redeemed	7,741	398,936	176,675	788,381
Investment management fees	82,584	53,783	35,315	419,265
Transfer agent fees	15,955	130,822	77,690	161,826
Accounting services fees	3,862	20,145	14,015	25,595
Board of Directors' fees	737	1,891	1,211	2,689
Variation margin on futures contracts	—	—	—	—
Foreign taxes	10,352	—	—	20,851
Distribution fees	895	29,274	18,779	35,057
Distributions payable	—	—	—	14
Accrued expenses	77,640	37,015	31,002	86,103
Total liabilities	7,627,753	671,866	354,687	55,391,045
Net assets	$ 99,915,306	$ 648,722,234	$ 420,162,214	$ 875,481,886
Summary of Net Assets:
Capital stock and paid-in-capital	$ 176,698,375	$ 470,181,381	$ 332,003,828	$ 778,377,649
Distributable earnings (loss)	(76,783,069)	178,540,853	88,158,386	97,104,237
Net assets	$ 99,915,306	$ 648,722,234	$ 420,162,214	$ 875,481,886
Shares authorized	700,000,000	400,000,000	400,000,000	845,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 10.41	$ 15.72	$ 13.86	$ 21.77
Maximum offering price per share	11.02	16.63	14.67	23.04
Shares outstanding	1,803,761	37,669,887	26,347,636	28,571,550
Net Assets	$ 18,782,882	$ 591,998,667	$ 365,226,430	$ 622,085,451
Class C: Net asset value per share	$ 10.20	$ 15.58	$ 13.69	$ 21.85
Shares outstanding	64,585	1,873,236	1,212,622	2,729,814
Net Assets	$ 658,749	$ 29,185,727	$ 16,604,823	$ 59,640,426
Class I: Net asset value per share	$ 10.42	$ 15.63	$ 13.93	$ 21.74
Shares outstanding	1,657,240	767,566	790,786	4,599,000
Net Assets	$ 17,266,294	$ 11,996,906	$ 11,018,427	$ 99,966,845
The accompanying notes are an integral part of these financial statements.
105

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2021

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Class R3: Net asset value per share	$ 10.47	$ 15.31	$ 13.63	$ 22.11
Shares outstanding	11,446	447,415	1,156,909	47,230
Net Assets	$ 119,812	$ 6,848,497	$ 15,765,091	$ 1,044,067
Class R4: Net asset value per share	$ 10.46	$ 15.64	$ 13.89	$ 22.16
Shares outstanding	1,209	196,201	238,135	43,840
Net Assets	$ 12,644	$ 3,069,333	$ 3,307,476	$ 971,348
Class R5: Net asset value per share	$ 10.35	$ 15.75	$ 13.94	$ 22.15
Shares outstanding	29,955	304,422	551,125	6,946
Net Assets	$ 309,933	$ 4,795,598	$ 7,684,507	$ 153,855
Class R6: Net asset value per share	$ —	$ —	$ —	$ 22.15
Shares outstanding	—	—	—	15,454
Net Assets	$ —	$ —	$ —	$ 342,365
Class Y: Net asset value per share	$ 10.41	$ —	$ —	$ 22.17
Shares outstanding	5,814,506	—	—	326,503
Net Assets	$ 60,538,786	$ —	$ —	$ 7,237,851
Class F: Net asset value per share	$ 10.42	$ 15.65	$ 13.94	$ 21.72
Shares outstanding	213,744	52,864	39,845	3,868,866
Net Assets	$ 2,226,206	$ 827,506	$ 555,460	$ 84,039,678
Cost of investments	$ 82,558,732	$ 1,635,064	$ 1,127,042	$ 809,360,106
Cost of investments in affiliated investment companies	$ —	$ 507,139,547	$ 350,094,514	$ —
Cost of foreign currency	$ 69,537	$ —	$ —	$ 1,318,662
(1) Includes Investment in securities on loan, at market value	$ 964,188	$ —	$ —	$ 1,659,385
The accompanying notes are an integral part of these financial statements.
106

Hartford Multi-Strategy Funds
 Statements of Operations
For the Year Ended October 31, 2021

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Investment Income:
Dividends	$ 206,130,155	$ 1,115,183	$ —	$ —
Dividends from affiliated investment companies	—	522,257	23,696,311	2,023,925
Interest	239,149,539	1,161,642	1,173	82
Securities lending	369,036	5,028	—	—
Less: Foreign tax withheld	(1,515,325)	(61,662)	—	—
Total investment income, net	444,133,405	2,742,448	23,697,484	2,024,007
Expenses:
Investment management fees	76,272,233	322,245	—	137,897
Transfer agent fees
Class A	3,211,926	108,939	1,268,528	126,587
Class C	2,370,495	22,214	135,609	13,905
Class I	3,538,490	12,678	73,674	1,963
Class R3	320,402	1,756	28,415	5,758
Class R4	144,945	437	5,485	1,536
Class R5	47,566	753	607	1,770
Class R6	9,616	—	—	—
Class Y	145,713	2,177	—	—
Class F	36,893	5	99	6
Distribution fees
Class A	10,874,820	190,646	3,614,912	302,489
Class C	30,190,892	151,774	1,204,425	97,071
Class R3	785,928	3,994	64,635	13,091
Class R4	236,337	643	8,214	2,268
Custodian fees	169,846	164	1,803	521
Registration and filing fees	358,486	117,131	116,421	100,607
Accounting services fees	2,155,616	18,301	252,209	23,655
Board of Directors' fees	387,576	2,612	42,204	3,537
Audit and tax fees	40,097	20,220	21,694	21,611
Other expenses	1,216,828	25,758	148,828	23,116
Total expenses (before waivers, reimbursements and fees paid indirectly)	132,514,705	1,002,447	6,987,762	877,388
Expense waivers	—	(40,734)	—	—
Transfer agent fee waivers	(4,679)	—	—	—
Distribution fee reimbursements	(19,466)	(1,364)	(15,934)	(4,236)
Commission recapture	(28,893)	(57)	—	—
Total waivers, reimbursements and fees paid indirectly	(53,038)	(42,155)	(15,934)	(4,236)
Total expenses	132,461,667	960,292	6,971,828	873,152
Net Investment Income (Loss)	311,671,738	1,782,156	16,725,656	1,150,855
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	—	—	36,248,455	1,484,406
Investments	709,321,037	3,567,460	—	—
Less: Foreign taxes paid on realized capital gains	—	(5,652)	—	—
Investments in affiliated investment companies	—	724,258	27,846,431	4,004,118
Purchased options contracts	—	(1,162,817)	—	—
Futures contracts	15,182,510	(131,952)	—	—
Written options contracts	—	—	—	—
Swap contracts	536,492	—	—	—
Foreign currency contracts	1,155,356	382,857	—	—
Other foreign currency transactions	36,778	3,772	—	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	726,232,173	3,377,926	64,094,886	5,488,524
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	1,374,050,481	6,380,628	—	—
Investments in affiliated investment companies	—	2,935,641	284,235,027	8,803,031
Purchased options contracts	—	(174,482)	—	—
Futures contracts	2,928,698	(105,114)	—	—
Swap contracts	4,345,279	—	—	—
Foreign currency contracts	1,462,124	(58,874)	—	—
Translation of other assets and liabilities in foreign currencies	(15,329)	(753)	—	—
The accompanying notes are an integral part of these financial statements.
107

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	1,382,771,253	8,977,046	284,235,027	8,803,031
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,109,003,426	12,354,972	348,329,913	14,291,555
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,420,675,164	$ 14,137,128	$ 365,055,569	$ 15,442,410
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ (1,742)	$ —	$ —
The accompanying notes are an integral part of these financial statements.
108

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Investment Income:
Dividends	$ 3,305,923	$ —	$ —	$ 20,116,562
Dividends from affiliated investment companies	—	8,157,979	5,692,908	—
Interest	1,696,599	343	240	13,541,766
Securities lending	18,367	—	—	50,513
Less: Foreign tax withheld	(199,451)	—	—	(585,876)
Total investment income, net	4,821,438	8,158,322	5,693,148	33,122,965
Expenses:
Investment management fees	1,366,627	628,412	414,396	5,061,653
Transfer agent fees
Class A	26,745	737,499	398,279	851,988
Class C	2,718	61,597	33,679	79,265
Class I	13,222	14,877	10,020	85,852
Class R3	232	14,042	31,591	2,484
Class R4	39	4,973	5,493	1,293
Class R5	238	5,550	7,129	178
Class R6	—	—	—	13
Class Y	50,264	—	—	8,283
Class F	156	26	21	2,047
Distribution fees
Class A	37,835	1,435,773	890,297	1,564,156
Class C	10,938	349,604	228,004	708,827
Class R3	531	32,207	74,632	5,666
Class R4	57	7,320	8,215	1,902
Custodian fees	65,896	824	765	37,020
Registration and filing fees	106,671	104,970	104,475	135,380
Accounting services fees	26,787	106,564	71,053	143,926
Board of Directors' fees	3,947	16,338	10,590	22,630
Audit and tax fees	53,793	21,637	21,808	61,128
Other expenses	27,546	72,651	47,785	129,143
Total expenses (before waivers, reimbursements and fees paid indirectly)	1,794,242	3,614,864	2,358,232	8,902,834
Expense waivers	(191,397)	—	—	—
Management fee waivers	(185,953)	—	—	—
Transfer agent fee waivers	—	—	—	(433)
Distribution fee reimbursements	(223)	(25,092)	(15,528)	(34,919)
Commission recapture	(411)	—	—	(161)
Total waivers, reimbursements and fees paid indirectly	(377,984)	(25,092)	(15,528)	(35,513)
Total expenses	1,416,258	3,589,772	2,342,704	8,867,321
Net Investment Income (Loss)	3,405,180	4,568,550	3,350,444	24,255,644
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	—	11,900,177	6,300,264	—
Investments	29,490,843	—	—	56,687,794
Less: Foreign taxes paid on realized capital gains	(63,595)	—	—	—
Investments in affiliated investment companies	—	25,683,068	14,161,449	—
Purchased options contracts	(55,645)	—	—	—
Futures contracts	9,217,007	—	—	(1,702,661)
Written options contracts	7,585	—	—	(9,340,244)
Swap contracts	28,805	—	—	—
Bond Forwards	465,506	—	—	—
Foreign currency contracts	540,367	—	—	922,482
Other foreign currency transactions	(25,853)	—	—	(64,673)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	39,605,020	37,583,245	20,461,713	46,502,698
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	6,029,293	—	—	45,511,209
Investments in affiliated investment companies	—	109,833,015	51,542,379	—
Purchased options contracts	639	—	—	(691,059)
Futures contracts	527,078	—	—	2,207,345
Written options contracts	(2,221)	—	—	—
The accompanying notes are an integral part of these financial statements.
109

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2021

	The Hartford Global Real Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
Swap contracts	$ 2,009	$ —	$ —	$ —
Bond forward contracts	26,948	—	—	—
Foreign currency contracts	(121,778)	—	—	(227,003)
Translation of other assets and liabilities in foreign currencies	(11,243)	—	—	(9,231)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	6,450,725	109,833,015	51,542,379	46,791,261
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	46,055,745	147,416,260	72,004,092	93,293,959
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 49,460,925	$ 151,984,810	$ 75,354,536	$ 117,549,603
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ (8,758)	$ —	$ —	$ (12,446)
The accompanying notes are an integral part of these financial statements.
110

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets
For the Year Ended October 31, 2021

	The Hartford Balanced Income Fund		Hartford AARP Balanced Retirement Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 311,671,738	$ 317,362,177	$ 1,782,156	$ 2,051,486
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	726,232,173	42,028,944	3,377,926	(1,933,787)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,382,771,253	(199,710,522)	8,977,046	(626,616)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,420,675,164	159,680,599	14,137,128	(508,917)
Distributions to Shareholders:
Class A	(105,888,100)	(116,699,873)	(1,547,600)	(1,512,068)
Class C	(53,926,969)	(83,323,496)	(201,631)	(418,764)
Class I	(122,778,784)	(132,837,623)	(284,413)	(441,202)
Class R3	(3,318,673)	(5,044,990)	(14,497)	(14,895)
Class R4	(2,251,844)	(3,067,138)	(5,200)	(7,433)
Class R5	(1,205,149)	(1,539,667)	(15,361)	(15,695)
Class R6	(7,317,166)	(5,772,348)	(309)	(261)
Class Y	(3,512,087)	(5,334,841)	(51,628)	(54,939)
Class F	(69,037,210)	(69,891,681)	(4,686)	(22,042)
Total distributions	(369,235,982)	(423,511,657)	(2,125,325)	(2,487,299)
Capital Share Transactions:
Sold	3,021,103,036	3,479,475,130	14,970,603	10,485,934
Issued on reinvestment of distributions	345,074,897	394,527,278	2,009,130	2,364,504
Redeemed	(3,036,090,714)	(3,145,641,592)	(39,595,737)	(57,327,491)
Net increase (decrease) from capital share transactions	330,087,219	728,360,816	(22,616,004)	(44,477,053)
Net Increase (Decrease) in Net Assets	2,381,526,401	464,529,758	(10,604,201)	(47,473,269)
Net Assets:
Beginning of period	13,514,380,235	13,049,850,477	110,795,877	158,269,146
End of period	$ 15,895,906,636	$ 13,514,380,235	$ 100,191,676	$ 110,795,877
The accompanying notes are an integral part of these financial statements.
111

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 16,725,656	$ 22,132,042	$ 1,150,855	$ 1,902,082
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	64,094,886	51,093,339	5,488,524	3,266,509
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	284,235,027	(4,311,369)	8,803,031	(439,470)
Net Increase (Decrease) in Net Assets Resulting from Operations	365,055,569	68,914,012	15,442,410	4,729,121
Distributions to Shareholders:
Class A	(58,420,540)	(93,188,691)	(1,732,353)	(2,715,202)
Class C	(4,603,811)	(10,606,943)	(84,523)	(207,113)
Class I	(3,248,166)	(4,737,593)	(33,672)	(35,559)
Class R3	(506,110)	(1,069,179)	(31,199)	(65,407)
Class R4	(132,561)	(409,168)	(17,999)	(51,541)
Class R5	(19,781)	(24,460)	(27,577)	(55,546)
Class F	(109,578)	(424,135)	(2,956)	(329)
Total distributions	(67,040,547)	(110,460,169)	(1,930,279)	(3,130,697)
Capital Share Transactions:
Sold	157,352,613	140,829,650	20,374,703	25,005,752
Issued on reinvestment of distributions	66,624,935	109,729,534	1,903,333	3,084,773
Redeemed	(265,774,758)	(315,401,639)	(26,134,417)	(30,300,277)
Net increase (decrease) from capital share transactions	(41,797,210)	(64,842,455)	(3,856,381)	(2,209,752)
Net Increase (Decrease) in Net Assets	256,217,812	(106,388,612)	9,655,750	(611,328)
Net Assets:
Beginning of period	1,467,188,764	1,573,577,376	128,756,690	129,368,018
End of period	$ 1,723,406,576	$ 1,467,188,764	$ 138,412,440	$ 128,756,690
The accompanying notes are an integral part of these financial statements.
112

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	The Hartford Global Real Asset Fund (consolidated)		The Hartford Growth Allocation Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 3,405,180	$ 3,874,063	$ 4,568,550	$ 6,569,271
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	39,605,020	(32,055,945)	37,583,245	16,164,245
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	6,450,725	3,636,228	109,833,015	(2,612,332)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,460,925	(24,545,654)	151,984,810	20,121,184
Distributions to Shareholders:
Class A	(329,819)	(392,987)	(21,810,671)	(22,821,778)
Class C	(36,155)	(54,081)	(1,290,134)	(1,733,204)
Class I	(412,806)	(1,091,737)	(431,330)	(509,475)
Class R3	(2,264)	(1,984)	(237,006)	(270,958)
Class R4	(701)	(1,562)	(108,753)	(249,170)
Class R5	(4,816)	(1,553)	(226,949)	(246,703)
Class Y	(1,507,488)	(2,745,947)	—	—
Class F	(2,428,791)	(3,429,830)	(18,332)	(11,831)
Total distributions	(4,722,840)	(7,719,681)	(24,123,175)	(25,843,119)
Capital Share Transactions:
Sold	28,845,028	34,439,424	40,126,741	38,392,636
Issued on reinvestment of distributions	4,696,558	7,528,291	23,792,802	25,480,822
Redeemed	(124,602,280)	(126,702,200)	(94,887,976)	(108,823,696)
Net increase (decrease) from capital share transactions	(91,060,694)	(84,734,485)	(30,968,433)	(44,950,238)
Net Increase (Decrease) in Net Assets	(46,322,609)	(116,999,820)	96,893,202	(50,672,173)
Net Assets:
Beginning of period	146,237,915	263,237,735	551,829,032	602,501,205
End of period	$ 99,915,306	$ 146,237,915	$ 648,722,234	$ 551,829,032
The accompanying notes are an integral part of these financial statements.
113

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)
For the Year Ended October 31, 2021

	Hartford Moderate Allocation Fund		Hartford Multi-Asset Income Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income (loss)	$ 3,350,444	$ 5,107,074	$ 24,255,644	$ 30,231,847
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	20,461,713	9,048,656	46,502,698	(15,437,754)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	51,542,379	(393,878)	46,791,261	(16,192,062)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,354,536	13,761,852	117,549,603	(1,397,969)
Distributions to Shareholders:
Class A	(12,523,759)	(11,455,327)	(16,657,687)	(107,059,343)
Class C	(816,678)	(907,187)	(1,243,342)	(15,955,771)
Class I	(385,848)	(372,728)	(3,157,825)	(16,840,972)
Class R3	(449,855)	(458,385)	(25,363)	(263,604)
Class R4	(120,555)	(106,871)	(20,362)	(194,734)
Class R5	(225,988)	(222,154)	(4,297)	(55,804)
Class R6	—	—	(10,192)	(26,195)
Class Y	—	—	(217,232)	(2,154,579)
Class F	(18,539)	(10,148)	(2,640,085)	(16,129,608)
Total distributions	(14,541,222)	(13,532,800)	(23,976,385)	(158,680,610)
Capital Share Transactions:
Sold	39,603,812	33,178,241	98,059,502	143,867,680
Issued on reinvestment of distributions	14,383,731	13,378,851	23,608,908	155,816,239
Redeemed	(67,458,268)	(72,121,441)	(202,085,952)	(269,458,658)
Net increase (decrease) from capital share transactions	(13,470,725)	(25,564,349)	(80,417,542)	30,225,261
Net Increase (Decrease) in Net Assets	47,342,589	(25,335,297)	13,155,676	(129,853,318)
Net Assets:
Beginning of period	372,819,625	398,154,922	862,326,210	992,179,528
End of period	$ 420,162,214	$ 372,819,625	$ 875,481,886	$ 862,326,210
The accompanying notes are an integral part of these financial statements.
114

Hartford Multi-Strategy Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2021
A	$ 14.53	$ 0.33	$ 2.26	$ 2.59	$ (0.33)	$ (0.07)	$ (0.40)	$ 16.72	17.97%	$ 4,748,602	0.86%	0.86%	2.08%	44%
C	14.29	0.21	2.22	2.43	(0.20)	(0.07)	(0.27)	16.45	17.16	2,859,547	1.61	1.61	1.34	44
I	14.53	0.37	2.25	2.62	(0.36)	(0.07)	(0.43)	16.72	18.26	4,859,868	0.61	0.61	2.33	44
R3	14.59	0.28	2.25	2.53	(0.26)	(0.07)	(0.33)	16.79	17.51	153,099	1.24	1.24	1.71	44
R4	14.59	0.32	2.27	2.59	(0.31)	(0.07)	(0.38)	16.80	17.93	93,401	0.94	0.94	2.01	44
R5	14.61	0.37	2.27	2.64	(0.36)	(0.07)	(0.43)	16.82	18.25	43,487	0.64	0.64	2.31	44
R6	14.70	0.39	2.28	2.67	(0.38)	(0.07)	(0.45)	16.92	18.33	285,749	0.54	0.54	2.40	44
Y	14.70	0.38	2.27	2.65	(0.36)	(0.07)	(0.43)	16.92	18.21	132,364	0.64	0.64	2.31	44
F	14.54	0.39	2.25	2.64	(0.38)	(0.07)	(0.45)	16.73	18.33	2,719,790	0.53	0.53	2.40	44
For the Year Ended October 31, 2020
A	$ 14.76	$ 0.35	$ (0.10)	$ 0.25	$ (0.35)	$ (0.13)	$ (0.48)	$ 14.53	1.75%	$ 3,747,275	0.89%	0.89%	2.44%	63%
C	14.53	0.24	(0.11)	0.13	(0.24)	(0.13)	(0.37)	14.29	0.92	2,994,151	1.64	1.64	1.70	63
I	14.77	0.39	(0.12)	0.27	(0.38)	(0.13)	(0.51)	14.53	1.94	3,960,448	0.63	0.63	2.69	63
R3	14.82	0.31	(0.12)	0.19	(0.29)	(0.13)	(0.42)	14.59	1.36	154,953	1.24	1.24	2.10	63
R4	14.83	0.35	(0.12)	0.23	(0.34)	(0.13)	(0.47)	14.59	1.60	88,942	0.95	0.95	2.38	63
R5	14.85	0.39	(0.12)	0.27	(0.38)	(0.13)	(0.51)	14.61	1.90	42,220	0.66	0.66	2.67	63
R6	14.93	0.40	(0.11)	0.29	(0.39)	(0.13)	(0.52)	14.70	2.06	240,876	0.56	0.56	2.74	63
Y	14.93	0.39	(0.11)	0.28	(0.38)	(0.13)	(0.51)	14.70	1.96	154,356	0.67	0.66	2.67	63
F	14.77	0.40	(0.10)	0.30	(0.40)	(0.13)	(0.53)	14.54	2.08	2,131,158	0.56	0.56	2.76	63
For the Year Ended October 31, 2019
A	$ 13.86	$ 0.38	$ 1.43	$ 1.81	$ (0.38)	$ (0.53)	$ (0.91)	$ 14.76	13.88%	$ 3,517,691	0.90%	0.90%	2.73%	54%
C	13.65	0.28	1.41	1.69	(0.28)	(0.53)	(0.81)	14.53	13.08	3,365,430	1.65	1.65	1.99	54
I	13.86	0.42	1.44	1.86	(0.42)	(0.53)	(0.95)	14.77	14.24	3,670,729	0.65	0.65	2.98	54
R3	13.90	0.34	1.44	1.78	(0.33)	(0.53)	(0.86)	14.82	13.54	190,851	1.26	1.26	2.38	54
R4	13.91	0.38	1.44	1.82	(0.37)	(0.53)	(0.90)	14.83	13.88	103,304	0.97	0.97	2.68	54
R5	13.93	0.42	1.45	1.87	(0.42)	(0.53)	(0.95)	14.85	14.14	43,770	0.67	0.67	2.99	54
R6	14.01	0.43	1.45	1.88	(0.43)	(0.53)	(0.96)	14.93	14.24	192,279	0.58	0.58	3.01	54
Y	14.01	0.43	1.44	1.87	(0.42)	(0.53)	(0.95)	14.93	14.16	150,620	0.66	0.65	3.00	54
F	13.87	0.43	1.43	1.86	(0.43)	(0.53)	(0.96)	14.77	14.24	1,815,178	0.57	0.57	3.06	54
For the Year Ended October 31, 2018
A	$ 14.80	$ 0.38	$ (0.53)	$ (0.15)	$ (0.36)	$ (0.43)	$ (0.79)	$ 13.86	(1.14)%	$ 3,127,224	0.91%	0.91%	2.64%	48%
C	14.59	0.27	(0.52)	(0.25)	(0.26)	(0.43)	(0.69)	13.65	(1.90)	3,350,560	1.66	1.66	1.89	48
I	14.80	0.42	(0.53)	(0.11)	(0.40)	(0.43)	(0.83)	13.86	(0.89)	3,092,500	0.65	0.65	2.89	48
R3	14.84	0.33	(0.53)	(0.20)	(0.31)	(0.43)	(0.74)	13.90	(1.49)	196,578	1.28	1.27	2.28	48
R4	14.85	0.37	(0.53)	(0.16)	(0.35)	(0.43)	(0.78)	13.91	(1.19)	121,239	0.98	0.97	2.57	48
R5	14.87	0.41	(0.53)	(0.12)	(0.39)	(0.43)	(0.82)	13.93	(0.91)	52,640	0.68	0.68	2.86	48
R6	14.94	0.43	(0.52)	(0.09)	(0.41)	(0.43)	(0.84)	14.01	(0.74)	87,445	0.58	0.58	2.95	48
Y	14.94	0.42	(0.52)	(0.10)	(0.40)	(0.43)	(0.83)	14.01	(0.79)	146,051	0.63	0.63	2.92	48
F	14.80	0.43	(0.52)	(0.09)	(0.41)	(0.43)	(0.84)	13.87	(0.75)	1,445,583	0.58	0.58	2.96	48
The accompanying notes are an integral part of these financial statements.
115

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
The Hartford Balanced Income Fund – (continued)
For the Year Ended October 31, 2017
A	$ 13.80	$ 0.37	$ 1.14	$ 1.51	$ (0.36)	$ (0.15)	$ (0.51)	$ 14.80	11.16%	$ 3,297,181	0.92%	0.92%	2.63%	39%
C	13.61	0.26	1.12	1.38	(0.25)	(0.15)	(0.40)	14.59	10.37	3,657,126	1.66	1.66	1.89	39
I	13.80	0.41	1.13	1.54	(0.39)	(0.15)	(0.54)	14.80	11.41	3,351,891	0.69	0.69	2.86	39
R3	13.84	0.33	1.13	1.46	(0.31)	(0.15)	(0.46)	14.84	10.79	222,526	1.30	1.24	2.30	39
R4	13.85	0.37	1.13	1.50	(0.35)	(0.15)	(0.50)	14.85	11.10	109,315	1.00	0.94	2.61	39
R5	13.86	0.41	1.14	1.55	(0.39)	(0.15)	(0.54)	14.87	11.44	45,300	0.70	0.69	2.85	39
R6	13.93	0.42	1.14	1.56	(0.40)	(0.15)	(0.55)	14.94	11.48	31,234	0.60	0.60	2.89	39
Y	13.93	0.42	1.14	1.56	(0.40)	(0.15)	(0.55)	14.94	11.46	124,655	0.62	0.62	2.91	39
F (5)	14.20	0.24	0.66	0.90	(0.30)	—	(0.30)	14.80	6.41 (6)	1,126,948	0.60 (7)	0.60 (7)	2.47 (7)	39
Hartford AARP Balanced Retirement Fund
For the Year Ended October 31, 2021
A	$ 9.01	$ 0.12	$ 1.10	$ 1.22	$ (0.20)	$ —	$ (0.20)	$ 10.03	13.60%	$ 76,009	0.86%	0.83%	1.24%	23%
C	9.03	0.04	1.11	1.15	(0.13)	—	(0.13)	10.05	12.74	9,060	1.62	1.58	0.45	23
I	8.99	0.15	1.11	1.26	(0.23)	—	(0.23)	10.02	14.08	11,235	0.58	0.53	1.53	23
R3	9.01	0.10	1.11	1.21	(0.18)	—	(0.18)	10.04	13.46	789	1.19	1.07	0.99	23
R4	8.97	0.12	1.11	1.23	(0.21)	—	(0.21)	9.99	13.75	249	0.89	0.77	1.26	23
R5	8.97	0.16	1.10	1.26	(0.24)	—	(0.24)	9.99	14.13	731	0.59	0.45	1.61	23
R6	8.99	0.17	1.10	1.27	(0.25)	—	(0.25)	10.01	14.21	13	0.47	0.34	1.74	23
Y	8.95	0.16	1.10	1.26	(0.24)	—	(0.24)	9.97	14.16	1,951	0.57	0.45	1.61	23
F	8.93	0.17	1.10	1.27	(0.25)	—	(0.25)	9.95	14.31	156	0.48	0.35	1.73	23
For the Year Ended October 31, 2020
A	$ 9.20	$ 0.15	$ (0.15)	$ 0.00(8)	$ (0.19)	$ —	$ (0.19)	$ 9.01	(0.05)%	$ 70,601	1.01%	0.77%	1.70%	104% (9)
C	9.21	0.09	(0.16)	(0.07)	(0.11)	—	(0.11)	9.03	(0.80)	23,512	1.75	1.51	0.99	104 (9)
I	9.20	0.19	(0.18)	0.01	(0.22)	—	(0.22)	8.99	0.09	12,661	0.69	0.46	2.07	104 (9)
R3	9.21	0.13	(0.18)	(0.05)	(0.15)	—	(0.15)	9.01	(0.54)	785	1.33	1.08	1.39	104 (9)
R4	9.16	0.15	(0.16)	(0.01)	(0.18)	—	(0.18)	8.97	(0.09)	386	1.03	0.78	1.66	104 (9)
R5	9.17	0.18	(0.17)	0.01	(0.21)	—	(0.21)	8.97	0.10	605	0.73	0.47	2.01	104 (9)
R6	9.19	0.19	(0.16)	0.03	(0.23)	—	(0.23)	8.99	0.27	11	0.61	0.37	2.10	104 (9)
Y	9.14	0.18	(0.16)	0.02	(0.21)	—	(0.21)	8.95	0.18	2,030	0.71	0.47	2.04	104 (9)
F	9.13	0.20	(0.17)	0.03	(0.23)	—	(0.23)	8.93	0.30	206	0.61	0.37	2.23	104 (9)
For the Year Ended October 31, 2019
A	$ 9.08	$ 0.27	$ 0.40	$ 0.67	$ (0.55)	$ —	$ (0.55)	$ 9.20	7.95%	$ 83,998	1.06%	0.71%	3.00%	207%
C	9.08	0.23	0.38	0.61	(0.48)	—	(0.48)	9.21	7.14	39,757	1.85	1.45	2.57	207
I	9.07	0.36	0.34	0.70	(0.57)	—	(0.57)	9.20	8.16	26,433	0.86	0.61	3.99	207
R3	9.08	0.36	0.35	0.71	(0.58)	—	(0.58)	9.21	8.24	1,279	1.31	0.55	4.02	207
R4	9.08	0.38	0.33	0.71	(0.63)	—	(0.63)	9.16	8.35	349	1.05	0.54	4.16	207
R5	9.07	0.36	0.34	0.70	(0.60)	—	(0.60)	9.17	8.28	806	0.79	0.54	3.93	207
R6 (10)	8.93	0.21	0.27	0.48	(0.22)	—	(0.22)	9.19	5.42	11	0.75	0.48	3.43	207
Y	9.07	0.38	0.31	0.69	(0.62)	—	(0.62)	9.14	8.21	3,746	0.79	0.53	4.17	207
F	9.07	0.26	0.44	0.70	(0.64)	—	(0.64)	9.13	8.27	1,889	0.73	0.44	3.02	207
The accompanying notes are an integral part of these financial statements.
116

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
Hartford AARP Balanced Retirement Fund – (continued)
For the Year Ended October 31, 2018
A	$ 9.46	$ 0.41	$ (0.28)	$ 0.13	$ (0.51)	$ —	$ (0.51)	$ 9.08	1.26%	$ 13,324	1.20%	0.78%	4.35%	61%
C	9.47	0.35	(0.29)	0.06	(0.45)	—	(0.45)	9.08	0.55	11,686	1.98	1.47	3.71	61
I	9.46	0.42	(0.28)	0.14	(0.53)	—	(0.53)	9.07	1.40	20,780	0.98	0.68	4.51	61
R3	9.47	0.40	(0.28)	0.12	(0.51)	—	(0.51)	9.08	1.21	2,225	1.61	0.84	4.28	61
R4	9.46	0.41	(0.28)	0.13	(0.51)	—	(0.51)	9.08	1.27	2,241	1.31	0.78	4.34	61
R5	9.46	0.41	(0.28)	0.13	(0.52)	—	(0.52)	9.07	1.27	2,256	1.01	0.72	4.40	61
Y	9.46	0.42	(0.28)	0.14	(0.53)	—	(0.53)	9.07	1.37	26,398	0.89	0.61	4.51	61
F	9.46	0.42	(0.27)	0.15	(0.54)	—	(0.54)	9.07	1.39	391	0.89	0.61	4.50	61
For the Year Ended October 31, 2017
A	$ 9.04	$ 0.39	$ 0.41	$ 0.80	$ (0.38)	$ —	$ (0.38)	$ 9.46	9.06%	$ 11,877	1.26%	0.95%	4.26%	85%
C	9.04	0.34	0.41	0.75	(0.32)	—	(0.32)	9.47	8.42	6,972	2.05	1.58	3.65	85
I	9.04	0.41	0.41	0.82	(0.40)	—	(0.40)	9.46	9.22	13,310	1.07	0.83	4.40	85
R3	9.04	0.38	0.41	0.79	(0.36)	—	(0.36)	9.47	8.95	2,197	1.68	1.12	4.11	85
R4	9.04	0.39	0.41	0.80	(0.38)	—	(0.38)	9.46	9.00	2,211	1.38	1.00	4.22	85
R5	9.04	0.40	0.41	0.81	(0.39)	—	(0.39)	9.46	9.18	2,225	1.08	0.87	4.36	85
Y	9.04	0.40	0.42	0.82	(0.40)	—	(0.40)	9.46	9.29	25,587	0.98	0.79	4.40	85
F (5)	9.21	0.28	0.24	0.52	(0.27)	—	(0.27)	9.46	5.72 (6)	419	0.97 (7)	0.66 (7)	4.48 (7)	85
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2021
A	$ 9.42	$ 0.11	$ 2.25	$ 2.36	$ (0.18)	$ (0.26)	$ (0.44)	$ 11.34	25.55%	$ 1,495,256	0.37%	0.37%	1.05%	8%
C	9.36	0.03	2.23	2.26	(0.10)	(0.26)	(0.36)	11.26	24.52	109,278	1.15	1.15	0.30	8
I	9.44	0.14	2.25	2.39	(0.21)	(0.26)	(0.47)	11.36	25.80	101,121	0.13	0.13	1.29	8
R3	9.38	0.07	2.23	2.30	(0.14)	(0.26)	(0.40)	11.28	24.94	11,046	0.75	0.75	0.68	8
R4	9.39	0.10	2.23	2.33	(0.17)	(0.26)	(0.43)	11.29	25.32	3,504	0.45	0.45	0.97	8
R5	9.28	0.13	2.21	2.34	(0.21)	(0.26)	(0.47)	11.15	25.69	669	0.15	0.15	1.25	8
F	9.43	0.15	2.25	2.40	(0.22)	(0.26)	(0.48)	11.35	25.93	2,533	0.04	0.04	1.39	8
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.14	$ 0.32	$ 0.46	$ (0.22)	$ (0.46)	$ (0.68)	$ 9.42	4.98%	$ 1,258,232	0.39%	0.39%	1.53%	14%
C	9.57	0.07	0.33	0.40	(0.15)	(0.46)	(0.61)	9.36	4.27	127,228	1.17	1.17	0.77	14
I	9.66	0.16	0.32	0.48	(0.24)	(0.46)	(0.70)	9.44	5.25	64,175	0.13	0.13	1.76	14
R3	9.60	0.11	0.32	0.43	(0.19)	(0.46)	(0.65)	9.38	4.62	12,010	0.75	0.75	1.22	14
R4	9.61	0.15	0.31	0.46	(0.22)	(0.46)	(0.68)	9.39	4.94	3,093	0.43	0.43	1.65	14
R5	9.50	0.16	0.32	0.48	(0.24)	(0.46)	(0.70)	9.28	5.31	369	0.16	0.16	1.71	14
F	9.66	0.16	0.32	0.48	(0.25)	(0.46)	(0.71)	9.43	5.23	2,083	0.05	0.05	1.77	14
For the Year Ended October 31, 2019
A	$ 9.36	$ 0.15	$ 1.01	$ 1.16	$ (0.32)	$ (0.56)	$ (0.88)	$ 9.64	13.95%	$ 1,311,955	0.39%	0.39%	1.63%	28%
C	9.29	0.08	1.00	1.08	(0.24)	(0.56)	(0.80)	9.57	13.06	166,663	1.16	1.16	0.85	28
I	9.37	0.17	1.03	1.20	(0.35)	(0.56)	(0.91)	9.66	14.36	66,574	0.13	0.13	1.89	28
R3	9.32	0.12	1.01	1.13	(0.29)	(0.56)	(0.85)	9.60	13.57	15,733	0.75	0.74	1.27	28
R4	9.33	0.15	1.01	1.16	(0.32)	(0.56)	(0.88)	9.61	13.92	5,847	0.43	0.43	1.58	28
R5	9.37	0.12	1.04	1.16	(0.47)	(0.56)	(1.03)	9.50	13.91	336	0.16	0.16	1.29	28
F	9.37	0.20	1.01	1.21	(0.36)	(0.56)	(0.92)	9.66	14.47	6,470	0.04	0.04	2.07	28
The accompanying notes are an integral part of these financial statements.
117

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
The Hartford Checks and Balances Fund – (continued)
For the Year Ended October 31, 2018
A	$ 10.45	$ 0.18	$ 0.05	$ 0.23	$ (0.37)	$ (0.95)	$ (1.32)	$ 9.36	2.17%	$ 1,246,869	0.38%	0.38%	1.87%	28%
C	10.38	0.11	0.05	0.16	(0.30)	(0.95)	(1.25)	9.29	1.39	195,591	1.15	1.15	1.12	28
I	10.47	0.20	0.05	0.25	(0.40)	(0.95)	(1.35)	9.37	2.33	62,762	0.13	0.13	2.10	28
R3	10.41	0.15	0.05	0.20	(0.34)	(0.95)	(1.29)	9.32	1.80	16,209	0.76	0.75	1.51	28
R4	10.42	0.17	0.06	0.23	(0.37)	(0.95)	(1.32)	9.33	2.10	5,162	0.47	0.47	1.77	28
R5	10.47	0.21	0.03	0.24	(0.39)	(0.95)	(1.34)	9.37	2.29	478	0.16	0.16	2.18	28
F	10.46	0.19	0.08	0.27	(0.41)	(0.95)	(1.36)	9.37	2.51	417	0.04	0.04	1.96	28
For the Year Ended October 31, 2017
A	$ 9.85	$ 0.14	$ 1.28	$ 1.42	$ (0.13)	$ (0.69)	$ (0.82)	$ 10.45	15.27%	$ 1,326,959	0.38%	0.38%	1.44%	3%
C	9.78	0.07	1.27	1.34	(0.05)	(0.69)	(0.74)	10.38	14.46	303,378	1.13	1.13	0.70	3
I	9.86	0.16	1.29	1.45	(0.15)	(0.69)	(0.84)	10.47	15.63	58,494	0.16	0.16	1.63	3
R3	9.81	0.10	1.28	1.38	(0.09)	(0.69)	(0.78)	10.41	14.89	18,645	0.75	0.75	1.04	3
R4	9.82	0.13	1.28	1.41	(0.12)	(0.69)	(0.81)	10.42	15.24	5,372	0.45	0.45	1.35	3
R5	9.86	0.20	1.25	1.45	(0.15)	(0.69)	(0.84)	10.47	15.66	2,082	0.14	0.14	1.99	3
F (5)	9.86	0.11	0.60	0.71	(0.11)	—	(0.11)	10.46	7.27 (6)	1,441	0.04 (7)	0.04 (7)	1.57 (7)	3
The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2021
A	$ 10.99	$ 0.11	$ 1.21	$ 1.32	$ (0.17)	$ —	$ (0.17)	$ 12.14	12.13%	$ 123,369	0.58%	0.58%	0.89%	14%
C	10.90	0.02	1.21	1.23	(0.09)	—	(0.09)	12.04	11.29	8,208	1.37	1.37	0.14	14
I	11.01	0.14	1.22	1.36	(0.20)	—	(0.20)	12.17	12.48	2,188	0.32	0.32	1.14	14
R3	11.00	0.06	1.23	1.29	(0.14)	—	(0.14)	12.15	11.84	2,344	0.95	0.95	0.50	14
R4	11.00	0.10	1.23	1.33	(0.18)	—	(0.18)	12.15	12.17	684	0.64	0.64	0.87	14
R5	11.04	0.13	1.24	1.37	(0.22)	—	(0.22)	12.19	12.47	1,452	0.35	0.35	1.13	14
F	11.03	0.16	1.21	1.37	(0.22)	—	(0.22)	12.18	12.48	169	0.23	0.23	1.31	14
For the Year Ended October 31, 2020
A	$ 10.83	$ 0.17	$ 0.26	$ 0.43	$ (0.27)	$ —	$ (0.27)	$ 10.99	4.04%	$ 110,425	0.59%	0.59%	1.55%	45%
C	10.71	0.09	0.26	0.35	(0.16)	—	(0.16)	10.90	3.25	11,131	1.38	1.38	0.83	45
I	10.85	0.18	0.28	0.46	(0.30)	—	(0.30)	11.01	4.28	1,862	0.36	0.36	1.66	45
R3	10.83	0.13	0.26	0.39	(0.22)	—	(0.22)	11.00	3.61	2,742	0.95	0.94	1.25	45
R4	10.84	0.19	0.23	0.42	(0.26)	—	(0.26)	11.00	3.95	1,108	0.65	0.64	1.75	45
R5	10.88	0.21	0.25	0.46	(0.30)	—	(0.30)	11.04	4.27	1,477	0.35	0.34	1.91	45
F	10.86	0.20	0.28	0.48	(0.31)	—	(0.31)	11.03	4.47	12	0.23	0.23	1.89	45
For the Year Ended October 31, 2019
A	$ 10.23	$ 0.31	$ 0.60	$ 0.91	$ (0.31)	$ —	$ (0.31)	$ 10.83	9.28%	$ 105,569	0.60%	0.59%	3.02%	38%
C	10.05	0.22	0.62	0.84	(0.18)	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38
The accompanying notes are an integral part of these financial statements.
118

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
The Hartford Conservative Allocation Fund – (continued)
For the Year Ended October 31, 2018
A	$ 10.60	$ 0.31	$ (0.37)	$ (0.06)	$ (0.31)	$ —	$ (0.31)	$ 10.23	(0.59)%	$ 84,379	0.61%	0.60%	2.91%	32%
C	10.41	0.21	(0.35)	(0.14)	(0.22)	—	(0.22)	10.05	(1.38)	17,552	1.37	1.36	2.04	32
I	10.63	0.35	(0.38)	(0.03)	(0.35)	—	(0.35)	10.25	(0.39)	1,217	0.38	0.36	3.38	32
R3	10.57	0.29	(0.37)	(0.08)	(0.28)	—	(0.28)	10.21	(0.80)	4,327	0.96	0.86	2.80	32
R4	10.61	0.31	(0.36)	(0.05)	(0.32)	—	(0.32)	10.24	(0.51)	2,461	0.66	0.56	3.00	32
R5	10.66	0.33	(0.36)	(0.03)	(0.35)	—	(0.35)	10.28	(0.32)	1,845	0.36	0.26	3.13	32
F	10.63	0.34	(0.36)	(0.02)	(0.35)	—	(0.35)	10.26	(0.23)	11	0.24	0.24	3.19	32
For the Year Ended October 31, 2017
A	$ 9.81	$ 0.13	$ 0.79	$ 0.92	$ (0.13)	$ —	$ (0.13)	$ 10.60	9.51%	$ 86,987	0.58%	0.55%	1.24%	17% (11)
C	9.62	0.05	0.79	0.84	(0.05)	—	(0.05)	10.41	8.80	26,424	1.33	1.30	0.49	17 (11)
I	9.83	0.15	0.81	0.96	(0.16)	—	(0.16)	10.63	9.92	1,835	0.29	0.27	1.47	17 (11)
R3	9.79	0.10	0.79	0.89	(0.11)	—	(0.11)	10.57	9.21	7,135	0.94	0.80	1.02	17 (11)
R4	9.82	0.13	0.80	0.93	(0.14)	—	(0.14)	10.61	9.57	2,693	0.64	0.50	1.25	17 (11)
R5	9.86	0.16	0.81	0.97	(0.17)	—	(0.17)	10.66	9.99	2,251	0.34	0.20	1.58	17 (11)
F (5)	10.03	0.08	0.52	0.60	—	—	—	10.63	5.98 (6)	11	0.23 (7)	0.20 (7)	1.22 (7)	17 (11)
The Hartford Global Real Asset Fund (consolidated)
For the Year Ended October 31, 2021
A	$ 7.76	$ 0.20	$ 2.69	$ 2.89	$ (0.24)	$ —	$ (0.24)	$ 10.41	37.82%	$ 18,783	1.54%	1.25%	2.11%	202% (12)
C	7.60	0.09	2.68	2.77	(0.17)	—	(0.17)	10.20	36.89	659	2.36	2.00	1.01	202 (12)
I	7.76	0.22	2.70	2.92	(0.26)	—	(0.26)	10.42	38.30	17,266	1.20	0.99	2.31	202 (12)
R3	7.80	0.17	2.71	2.88	(0.21)	—	(0.21)	10.47	37.54	120	1.83	1.50	1.83	202 (12)
R4	7.79	0.19	2.72	2.91	(0.24)	—	(0.24)	10.46	38.00	13	1.53	1.20	2.03	202 (12)
R5	7.71	0.23	2.67	2.90	(0.26)	—	(0.26)	10.35	38.36	310	1.23	0.95	2.41	202 (12)
Y	7.76	0.23	2.69	2.92	(0.27)	—	(0.27)	10.41	38.31	60,539	1.20	0.90	2.45	202 (12)
F	7.76	0.20	2.73	2.93	(0.27)	—	(0.27)	10.42	38.45	2,226	1.11	0.90	2.20	202 (12)
For the Year Ended October 31, 2020
A	$ 8.84	$ 0.13	$ (0.97)	$ (0.84)	$ (0.24)	$ —	$ (0.24)	$ 7.76	(9.85)%	$ 11,732	1.54%	1.25%	1.58%	316% (12)
C	8.64	0.07	(0.95)	(0.88)	(0.16)	—	(0.16)	7.60	(10.44)	1,732	2.32	2.00	0.84	316 (12)
I	8.83	0.16	(0.96)	(0.80)	(0.27)	—	(0.27)	7.76	(9.50)	13,318	1.15	0.98	1.92	316 (12)
R3	8.88	0.11	(0.97)	(0.86)	(0.22)	—	(0.22)	7.80	(10.03)	82	1.79	1.50	1.31	316 (12)
R4	8.86	0.14	(0.98)	(0.84)	(0.23)	—	(0.23)	7.79	(9.82)	22	1.48	1.20	1.70	316 (12)
R5	8.78	0.14	(0.95)	(0.81)	(0.26)	—	(0.26)	7.71	(9.59)	115	1.19	0.95	1.85	316 (12)
Y	8.84	0.16	(0.96)	(0.80)	(0.28)	—	(0.28)	7.76	(9.48)	46,915	1.14	0.90	1.95	316 (12)
F	8.83	0.16	(0.95)	(0.79)	(0.28)	—	(0.28)	7.76	(9.43)	72,321	1.07	0.90	1.99	316 (12)
For the Year Ended October 31, 2019
A	$ 9.00	$ 0.20	$ (0.19)	$ 0.01	$ (0.17)	$ —	$ (0.17)	$ 8.84	0.27%	$ 14,360	1.51%	1.25%	2.32%	201%
C	8.78	0.13	(0.18)	(0.05)	(0.09)	—	(0.09)	8.64	(0.49)	3,038	2.29	2.00	1.53	201
I	9.00	0.23	(0.20)	0.03	(0.20)	—	(0.20)	8.83	0.47	38,226	1.16	0.99	2.63	201
R3	9.04	0.18	(0.19)	(0.01)	(0.15)	—	(0.15)	8.88	0.02	70	1.80	1.50	2.01	201
R4	9.02	0.20	(0.19)	0.01	(0.17)	—	(0.17)	8.86	0.27	59	1.49	1.20	2.29	201
R5	9.01	0.23	(0.20)	0.03	(0.26)	—	(0.26)	8.78	0.54	39	1.19	0.95	2.59	201
Y	9.00	0.24	(0.19)	0.05	(0.21)	—	(0.21)	8.84	0.67	96,453	1.14	0.90	2.68	201
F	9.00	0.24	(0.20)	0.04	(0.21)	—	(0.21)	8.83	0.55	110,993	1.08	0.90	2.67	201
The accompanying notes are an integral part of these financial statements.
119

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
The Hartford Global Real Asset Fund (consolidated) – (continued)
For the Year Ended October 31, 2018
A	$ 9.38	$ 0.14	$ (0.22)	$ (0.08)	$ (0.30)	$ —	$ (0.30)	$ 9.00	(0.97)%	$ 17,794	1.55%	1.25%	1.48%	111%
C	9.15	0.07	(0.23)	(0.16)	(0.21)	—	(0.21)	8.78	(1.71)	4,622	2.31	2.00	0.73	111
I	9.38	0.17	(0.22)	(0.05)	(0.33)	—	(0.33)	9.00	(0.68)	35,607	1.17	0.95	1.77	111
R3	9.40	0.12	(0.23)	(0.11)	(0.25)	—	(0.25)	9.04	(1.26)	103	1.83	1.50	1.23	111
R4	9.39	0.15	(0.21)	(0.06)	(0.31)	—	(0.31)	9.02	(0.82)	207	1.53	1.20	1.59	111
R5	9.39	0.17	(0.22)	(0.05)	(0.33)	—	(0.33)	9.01	(0.68)	10	1.22	0.95	1.82	111
Y	9.39	0.17	(0.22)	(0.05)	(0.34)	—	(0.34)	9.00	(0.67)	128,897	1.16	0.90	1.83	111
F	9.38	0.17	(0.22)	(0.05)	(0.33)	—	(0.33)	9.00	(0.64)	111,062	1.11	0.90	1.82	111
For the Year Ended October 31, 2017
A	$ 8.67	$ 0.11	$ 0.64	$ 0.75	$ (0.04)	$ —	$ (0.04)	$ 9.38	8.65%	$ 16,990	1.55%	1.25%	1.20%	103%
C	8.48	0.04	0.63	0.67	—	—	—	9.15	7.90	7,138	2.25	2.00	0.44	103
I	8.67	0.13	0.64	0.77	(0.06)	—	(0.06)	9.38	8.93	29,092	1.16	0.99	1.46	103
R3	8.69	0.08	0.65	0.73	(0.02)	—	(0.02)	9.40	8.43	151	1.92	1.50	0.94	103
R4	8.67	0.11	0.64	0.75	(0.03)	—	(0.03)	9.39	8.71	433	1.49	1.20	1.24	103
R5	8.68	0.14	0.64	0.78	(0.07)	—	(0.07)	9.39	9.00	67	1.17	0.95	1.53	103
Y	8.68	0.13	0.65	0.78	(0.07)	—	(0.07)	9.39	9.01	123,742	1.09	0.90	1.46	103
F (5)	8.93	0.11	0.34	0.45	—	—	—	9.38	5.04 (6)	112,016	1.08 (7)	0.90 (7)	1.79 (7)	103
The Hartford Growth Allocation Fund
For the Year Ended October 31, 2021
A	$ 12.75	$ 0.11	$ 3.42	$ 3.53	$ (0.19)	$ (0.37)	$ (0.56)	$ 15.72	28.32%	$ 591,999	0.53%	0.52%	0.76%	14%
C	12.64	— (8)	3.39	3.39	(0.08)	(0.37)	(0.45)	15.58	27.24	29,186	1.33	1.33	0.03	14
I	12.69	0.15	3.39	3.54	(0.23)	(0.37)	(0.60)	15.63	28.57	11,997	0.29	0.29	0.99	14
R3	12.44	0.06	3.33	3.39	(0.15)	(0.37)	(0.52)	15.31	27.85	6,848	0.87	0.87	0.42	14
R4	12.69	0.10	3.40	3.50	(0.18)	(0.37)	(0.55)	15.64	28.17	3,069	0.57	0.57	0.71	14
R5	12.78	0.16	3.41	3.57	(0.23)	(0.37)	(0.60)	15.75	28.58	4,796	0.26	0.26	1.05	14
F	12.70	0.15	3.41	3.56	(0.24)	(0.37)	(0.61)	15.65	28.74	828	0.15	0.15	1.02	14
For the Year Ended October 31, 2020
A	$ 12.81	$ 0.15	$ 0.35	$ 0.50	$ (0.19)	$ (0.37)	$ (0.56)	$ 12.75	3.90%	$ 491,747	0.56%	0.56%	1.21%	19%
C	12.69	0.06	0.34	0.40	(0.08)	(0.37)	(0.45)	12.64	3.10	37,446	1.35	1.35	0.47	19
I	12.75	0.19	0.35	0.54	(0.23)	(0.37)	(0.60)	12.69	4.23	9,024	0.25	0.25	1.56	19
R3	12.48	0.12	0.34	0.46	(0.13)	(0.37)	(0.50)	12.44	3.64	5,649	0.87	0.87	0.96	19
R4	12.74	0.20	0.30	0.50	(0.18)	(0.37)	(0.55)	12.69	3.92	2,563	0.55	0.55	1.62	19
R5	12.83	0.19	0.36	0.55	(0.23)	(0.37)	(0.60)	12.78	4.26	5,067	0.27	0.27	1.51	19
F	12.76	0.19	0.36	0.55	(0.24)	(0.37)	(0.61)	12.70	4.31	334	0.16	0.16	1.53	19
For the Year Ended October 31, 2019
A	$ 12.07	$ 0.23	$ 0.94	$ 1.17	$ (0.29)	$ (0.14)	$ (0.43)	$ 12.81	10.25%	$ 522,271	0.55%	0.54%	1.90%	25%
C	11.83	0.15	0.92	1.07	(0.07)	(0.14)	(0.21)	12.69	9.33	50,463	1.33	1.32	1.22	25
I	12.02	0.26	0.93	1.19	(0.32)	(0.14)	(0.46)	12.75	10.54	11,245	0.24	0.24	2.16	25
R3	11.77	0.21	0.88	1.09	(0.24)	(0.14)	(0.38)	12.48	9.81	6,921	0.86	0.86	1.74	25
R4	12.00	0.24	0.91	1.15	(0.27)	(0.14)	(0.41)	12.74	10.15	5,657	0.57	0.57	2.01	25
R5	12.10	0.27	0.92	1.19	(0.32)	(0.14)	(0.46)	12.83	10.44	5,692	0.25	0.25	2.22	25
F	12.03	0.22	0.98	1.20	(0.33)	(0.14)	(0.47)	12.76	10.65	252	0.15	0.15	1.77	25
The accompanying notes are an integral part of these financial statements.
120

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
The Hartford Growth Allocation Fund – (continued)
For the Year Ended October 31, 2018
A	$ 12.32	$ 0.22	$ (0.18)	$ 0.04	$ (0.29)	$ —	$ (0.29)	$ 12.07	0.28%	$ 504,720	0.54%	0.54%	1.78%	32%
C	12.07	0.13	(0.17)	(0.04)	(0.20)	—	(0.20)	11.83	(0.41)	64,208	1.30	1.29	1.09	32
I	12.27	0.26	(0.18)	0.08	(0.33)	—	(0.33)	12.02	0.60	11,033	0.24	0.24	2.05	32
R3	12.02	0.18	(0.18)	—	(0.25)	—	(0.25)	11.77	(0.06)	10,776	0.86	0.86	1.43	32
R4	12.25	0.23	(0.19)	0.04	(0.29)	—	(0.29)	12.00	0.24	8,129	0.56	0.56	1.86	32
R5	12.35	0.24	(0.16)	0.08	(0.33)	—	(0.33)	12.10	0.55	5,706	0.26	0.26	1.93	32
F	12.28	0.27	(0.18)	0.09	(0.34)	—	(0.34)	12.03	0.66	11	0.15	0.15	2.12	32
For the Year Ended October 31, 2017
A	$ 10.35	$ 0.07	$ 1.95	$ 2.02	$ (0.05)	$ —	$ (0.05)	$ 12.32	19.54%	$ 503,042	0.53%	0.52%	0.63%	11% (13)
C	10.17	(0.01)	1.91	1.90	—	—	—	12.07	18.68	140,855	1.27	1.27	(0.10)	11 (13)
I	10.31	0.10	1.94	2.04	(0.08)	—	(0.08)	12.27	19.91	10,468	0.22	0.22	0.87	11 (13)
R3	10.09	0.03	1.91	1.94	(0.01)	—	(0.01)	12.02	19.26	11,840	0.86	0.86	0.29	11 (13)
R4	10.29	0.07	1.94	2.01	(0.05)	—	(0.05)	12.25	19.56	10,699	0.55	0.55	0.64	11 (13)
R5	10.37	0.10	1.96	2.06	(0.08)	—	(0.08)	12.35	19.98	5,709	0.25	0.25	0.86	11 (13)
F (5)	11.07	0.04	1.17	1.21	—	—	—	12.28	10.93 (6)	11	0.15 (7)	0.15 (7)	0.47 (7)	11 (13)
Hartford Moderate Allocation Fund
For the Year Ended October 31, 2021
A	$ 11.91	$ 0.11	$ 2.32	$ 2.43	$ (0.19)	$ (0.29)	$ (0.48)	$ 13.86	20.72%	$ 365,226	0.52%	0.52%	0.85%	14%
C	11.77	0.02	2.27	2.29	(0.08)	(0.29)	(0.37)	13.69	19.70	16,605	1.31	1.31	0.14	14
I	11.97	0.15	2.32	2.47	(0.22)	(0.29)	(0.51)	13.93	21.01	11,018	0.26	0.26	1.12	14
R3	11.72	0.06	2.28	2.34	(0.14)	(0.29)	(0.43)	13.63	20.27	15,765	0.87	0.87	0.48	14
R4	11.94	0.11	2.31	2.42	(0.18)	(0.29)	(0.47)	13.89	20.63	3,307	0.58	0.58	0.80	14
R5	11.98	0.14	2.33	2.47	(0.22)	(0.29)	(0.51)	13.94	20.97	7,685	0.27	0.27	1.07	14
F	11.98	0.16	2.32	2.48	(0.23)	(0.29)	(0.52)	13.94	21.09	555	0.17	0.17	1.20	14
For the Year Ended October 31, 2020
A	$ 11.87	$ 0.16	$ 0.30	$ 0.46	$ (0.24)	$ (0.18)	$ (0.42)	$ 11.91	3.87%	$ 314,358	0.54%	0.54%	1.41%	27%
C	11.72	0.08	0.28	0.36	(0.13)	(0.18)	(0.31)	11.77	3.08	26,485	1.33	1.33	0.69	27
I	11.93	0.20	0.29	0.49	(0.27)	(0.18)	(0.45)	11.97	4.15	9,115	0.25	0.25	1.70	27
R3	11.67	0.12	0.30	0.42	(0.19)	(0.18)	(0.37)	11.72	3.58	13,491	0.87	0.87	1.08	27
R4	11.86	0.16	0.30	0.46	(0.20)	(0.18)	(0.38)	11.94	3.90	3,503	0.53	0.53	1.38	27
R5	11.94	0.20	0.29	0.49	(0.27)	(0.18)	(0.45)	11.98	4.14	5,520	0.28	0.28	1.74	27
F	11.93	0.20	0.31	0.51	(0.28)	(0.18)	(0.46)	11.98	4.32	347	0.17	0.17	1.75	27
For the Year Ended October 31, 2019
A	$ 11.80	$ 0.28	$ 0.74	$ 1.02	$ (0.31)	$ (0.64)	$ (0.95)	$ 11.87	9.72%	$ 328,639	0.54%	0.53%	2.46%	25%
C	11.54	0.20	0.74	0.94	(0.12)	(0.64)	(0.76)	11.72	8.96	35,454	1.31	1.30	1.79	25
I	11.85	0.33	0.73	1.06	(0.34)	(0.64)	(0.98)	11.93	10.08	9,817	0.25	0.25	2.85	25
R3	11.60	0.25	0.72	0.97	(0.26)	(0.64)	(0.90)	11.67	9.38	14,880	0.87	0.87	2.19	25
R4	11.79	0.31	0.70	1.01	(0.30)	(0.64)	(0.94)	11.86	9.65	3,325	0.58	0.58	2.73	25
R5	11.85	0.30	0.76	1.06	(0.33)	(0.64)	(0.97)	11.94	10.11	5,788	0.26	0.26	2.63	25
F	11.86	0.21	0.85	1.06	(0.35)	(0.64)	(0.99)	11.93	10.08	252	0.17	0.17	1.81	25
The accompanying notes are an integral part of these financial statements.
121

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
Hartford Moderate Allocation Fund – (continued)
For the Year Ended October 31, 2018
A	$ 12.42	$ 0.30	$ (0.32)	$ (0.02)	$ (0.33)	$ (0.27)	$ (0.60)	$ 11.80	(0.29)%	$ 329,641	0.53%	0.52%	2.44%	32%
C	12.16	0.21	(0.33)	(0.12)	(0.23)	(0.27)	(0.50)	11.54	(1.08)	46,067	1.28	1.28	1.74	32
I	12.48	0.31	(0.31)	—	(0.36)	(0.27)	(0.63)	11.85	(0.08)	11,014	0.25	0.25	2.51	32
R3	12.23	0.26	(0.33)	(0.07)	(0.29)	(0.27)	(0.56)	11.60	(0.72)	17,865	0.87	0.87	2.15	32
R4	12.41	0.30	(0.33)	(0.03)	(0.32)	(0.27)	(0.59)	11.79	(0.33)	7,104	0.58	0.58	2.41	32
R5	12.48	0.33	(0.33)	—	(0.36)	(0.27)	(0.63)	11.85	(0.12)	6,283	0.27	0.27	2.65	32
F	12.48	0.34	(0.32)	0.02	(0.37)	(0.27)	(0.64)	11.86	0.07	11	0.16	0.16	2.74	32
For the Year Ended October 31, 2017
A	$ 10.90	$ 0.10	$ 1.52	$ 1.62	$ (0.10)	$ —	$ (0.10)	$ 12.42	15.02%	$ 333,803	0.52%	0.51%	0.89%	14% (14)
C	10.66	0.02	1.50	1.52	(0.02)	—	(0.02)	12.16	14.25	96,532	1.26	1.25	0.17	14 (14)
I	10.95	0.13	1.54	1.67	(0.14)	—	(0.14)	12.48	15.40	9,319	0.23	0.23	1.13	14 (14)
R3	10.73	0.06	1.51	1.57	(0.07)	—	(0.07)	12.23	14.70	22,023	0.87	0.87	0.53	14 (14)
R4	10.89	0.09	1.53	1.62	(0.10)	—	(0.10)	12.41	15.00	7,528	0.57	0.57	0.82	14 (14)
R5	10.95	0.13	1.54	1.67	(0.14)	—	(0.14)	12.48	15.38	6,508	0.26	0.26	1.13	14 (14)
F (5)	11.48	0.06	0.94	1.00	—	—	—	12.48	8.71 (6)	11	0.16 (7)	0.16 (7)	0.69 (7)	14 (14)
Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2021
A	$ 19.61	$ 0.58	$ 2.15	$ 2.73	$ (0.57)	$ —	$ (0.57)	$ 21.77	14.01%	$ 622,085	1.01%	1.00%	2.69%	63% (15)
C	19.65	0.41	2.18	2.59	(0.39)	—	(0.39)	21.85	13.23	59,640	1.73	1.73	1.93	63 (15)
I	19.58	0.64	2.16	2.80	(0.64)	—	(0.64)	21.74	14.41	99,967	0.70	0.70	2.99	63 (15)
R3	19.89	0.52	2.20	2.72	(0.50)	—	(0.50)	22.11	13.75	1,044	1.34	1.26	2.39	63 (15)
R4	19.95	0.59	2.19	2.78	(0.57)	—	(0.57)	22.16	13.99	971	1.04	1.04	2.69	63 (15)
R5	19.94	0.64	2.20	2.84	(0.63)	—	(0.63)	22.15	14.35	154	0.74	0.74	2.95	63 (15)
R6	19.95	0.67	2.19	2.86	(0.66)	—	(0.66)	22.15	14.44	342	0.63	0.63	3.07	63
Y	19.96	0.64	2.21	2.85	(0.64)	—	(0.64)	22.17	14.35	7,238	0.73	0.73	2.95	63 (15)
F	19.57	0.65	2.16	2.81	(0.66)	—	(0.66)	21.72	14.47	84,040	0.63	0.63	3.06	63 (15)
For the Year Ended October 31, 2020
A	$ 23.33	$ 0.67	$ (0.66)	$ 0.01	$ (0.74)	$ (2.99)	$ (3.73)	$ 19.61	(0.04)%	$ 589,745	1.03%	1.03%	3.35%	86% (15)
C	23.36	0.53	(0.67)	(0.14)	(0.58)	(2.99)	(3.57)	19.65	(0.83)	77,719	1.75	1.75	2.63	86 (15)
I	23.32	0.74	(0.67)	0.07	(0.82)	(2.99)	(3.81)	19.58	0.19	98,762	0.70	0.70	3.67	86 (15)
R3	23.61	4.32	(4.37)	(0.05)	(0.68)	(2.99)	(3.67)	19.89	(0.36)	1,203	1.35	1.27	3.13	86 (15)
R4	23.67	0.38	(0.38)	0.00 (8)	(0.73)	(2.99)	(3.72)	19.95	(0.13)	527	1.05	1.05	3.37	86 (15)
R5	23.67	0.26	(0.20)	0.06	(0.80)	(2.99)	(3.79)	19.94	0.18	141	0.75	0.75	3.66	86 (15)
R6	23.68	0.59	(0.50)	0.09	(0.83)	(2.99)	(3.82)	19.95	0.33	306	0.64	0.64	3.70	86 (15)
Y	23.69	0.75	(0.67)	0.08	(0.82)	(2.99)	(3.81)	19.96	0.23	10,812	0.74	0.70	3.66	86 (15)
F	23.31	0.75	(0.67)	0.08	(0.83)	(2.99)	(3.82)	19.57	0.26	83,111	0.64	0.64	3.74	86 (15)
For the Year Ended October 31, 2019
A	$ 23.62	$ 0.65	$ 1.23	$ 1.88	$ (0.77)	$ (1.40)	$ (2.17)	$ 23.33	8.81%	$ 666,684	1.02%	1.01%	2.85%	83%
C	23.61	0.48	1.24	1.72	(0.57)	(1.40)	(1.97)	23.36	8.08	106,874	1.73	1.73	2.11	83
I	23.61	0.75	1.21	1.96	(0.85)	(1.40)	(2.25)	23.32	9.21	104,284	0.69	0.69	3.27	83
R3	23.86	0.59	1.25	1.84	(0.69)	(1.40)	(2.09)	23.61	8.56	1,843	1.35	1.29	2.56	83
R4	23.91	0.59	1.32	1.91	(0.75)	(1.40)	(2.15)	23.67	8.84	1,301	1.04	1.04	2.55	83
R5	23.94	0.80	1.17	1.97	(0.84)	(1.40)	(2.24)	23.67	9.13	349	0.74	0.74	3.42	83
R6	23.95	0.70	1.30	2.00	(0.87)	(1.40)	(2.27)	23.68	9.24	131	0.63	0.63	3.02	83
Y	23.95	0.74	1.25	1.99	(0.85)	(1.40)	(2.25)	23.69	9.21	13,185	0.70	0.68	3.19	83
F	23.61	0.74	1.22	1.96	(0.86)	(1.40)	(2.26)	23.31	9.29	97,529	0.62	0.62	3.23	83
The accompanying notes are an integral part of these financial statements.
122

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover
Hartford Multi-Asset Income Fund – (continued)
For the Year Ended October 31, 2018
A	$ 23.53	$ 0.36	$ 0.05	$ 0.41	$ (0.32)	$ —	$ (0.32)	$ 23.62	1.76%	$ 650,813	1.05%	1.04%	1.48%	65%
C	23.53	0.19	0.04	0.23	(0.15)	—	(0.15)	23.61	0.99	109,060	1.77	1.76	0.77	65
I	23.53	0.43	0.05	0.48	(0.40)	—	(0.40)	23.61	2.05	56,280	0.73	0.73	1.79	65
R3	23.77	0.29	0.05	0.34	(0.25)	—	(0.25)	23.86	1.45	1,794	1.38	1.33	1.19	65
R4	23.82	0.36	0.05	0.41	(0.32)	—	(0.32)	23.91	1.73	2,669	1.07	1.06	1.44	65
R5	23.85	0.43	0.05	0.48	(0.39)	—	(0.39)	23.94	2.03	134	0.78	0.76	1.75	65
R6 (16)	24.62	0.27	(0.62) (17)	(0.35)	(0.32)	—	(0.32)	23.95	(1.40) (6)	1,586	0.63 (7)	0.63 (7)	1.65 (7)	65
Y	23.86	0.45	0.05	0.50	(0.41)	—	(0.41)	23.95	2.10	15,367	0.70	0.70	1.82	65
F	23.52	0.45	0.06	0.51	(0.42)	—	(0.42)	23.61	2.12	97,776	0.65	0.65	1.87	65
For the Year Ended October 31, 2017
A	$ 20.76	$ 0.31	$ 2.74	$ 3.05	$ (0.28)	$ —	$ (0.28)	$ 23.53	14.76%	$ 628,048	1.11%	1.10%	1.37%	34%
C	20.76	0.15	2.74	2.89	(0.12)	—	(0.12)	23.53	13.95	168,686	1.82	1.81	0.67	34
I	20.76	0.36	2.74	3.10	(0.33)	—	(0.33)	23.53	15.02	52,216	0.88	0.88	1.61	34
R3	20.97	0.25	2.76	3.01	(0.21)	—	(0.21)	23.77	14.40	2,412	1.45	1.40	1.11	34
R4	21.02	0.30	2.78	3.08	(0.28)	—	(0.28)	23.82	14.75	1,464	1.15	1.10	1.32	34
R5	21.04	0.38	2.77	3.15	(0.34)	—	(0.34)	23.85	15.09	139	0.87	0.80	1.71	34
Y	21.05	0.38	2.79	3.17	(0.36)	—	(0.36)	23.86	15.16	12,753	0.75	0.75	1.68	34
F (5)	22.21	0.20	1.39	1.59	(0.28)	—	(0.28)	23.52	7.23 (6)	69,874	0.72 (7)	0.72 (7)	1.25 (7)	34

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(4)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Per share amount is less than $0.005.
(9)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(10)	Commenced operations on February 28, 2019.
(11)	Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 115%, for the year ended October 31, 2017.
(12)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 202% and 319% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(13)	Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 110%, for the year ended October 31, 2017.
(14)	Excludes transactions related to the change of investments of share classes from Class Y to Class F; including these transactions the portfolio turnover rate would have been 113%, for the year ended October 31, 2017.
(15)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 63% and 91% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
(16)	Commenced operations on February 28, 2018.
(17)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
The accompanying notes are an integral part of these financial statements.
123

Hartford Multi-Strategy Funds
 Notes to Financial Statements
 October 31, 2021

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-six series, as of October 31, 2021. Financial statements for the series of the Company listed below (each a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Balanced Income Fund (the "Balanced Income Fund")
Hartford AARP Balanced Retirement Fund (the "Balanced Retirement Fund")
The Hartford Checks and Balances Fund (the "Checks and Balances Fund")
The Hartford Conservative Allocation Fund (the "Conservative Allocation Fund")
The Hartford Global Real Asset Fund (the "Global Real Asset Fund")
The Hartford Growth Allocation Fund (the "Growth Allocation Fund")
Hartford Moderate Allocation Fund (the "Moderate Allocation Fund")
Hartford Multi-Asset Income Fund (the "Multi-Asset Income Fund") (formerly, Hartford Multi-Asset Income and Growth Fund)
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. Balanced Income Fund, Balanced Retirement Fund, and Multi-Asset Income Fund have registered for sale Class R6 shares. Also, each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class Y shares. Class A shares of each Fund, except Balanced Retirement Fund, are sold with a front-end sales charge of up to 5.50%. Balanced Retirement Fund's Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Effective April 1, 2021, Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. For more information, please see the Funds' prospectus.
Each of the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund invested in affiliated mutual funds and affiliated exchange-traded funds (“Affiliated Investment Companies” or "Underlying Funds") during the year ended October 31, 2021.
Hartford Funds Management Company, LLC (“HFMC” or “Investment Manager”) serves as the investment manager to each Fund.
The Investment Manager and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. (“AARP”) under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP and its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would
124

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company (the “Board of Directors”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
125

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board of Directors has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
126

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each of Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of each of Conservative Allocation Fund, Global Real Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of each of Balanced Retirement Fund and Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.
Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
h)	Basis for Consolidation – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the "Subsidiary"). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, income, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2021.
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 October 31, 2021

In connection with a Fund's ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund's portfolio turnover rate. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2021.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2021.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2021.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2021.
f)	Equity Linked Securities – Certain Funds may invest in equity linked securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. Since
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 October 31, 2021

equity linked securities are in note form, equity linked securities are also subject to certain debt securities risks. Investments in equity linked securities are also subject to liquidity risk, which may make equity linked securities difficult to sell and value. See each Fund's Schedule of Investments, if applicable, for equity linked securities as of October 31, 2021.
g)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2021.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2021, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2021, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long
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 October 31, 2021

as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended October 31, 2021, each of Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the
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 October 31, 2021

clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2021, each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the year ended October 31, 2021, each of Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income Fund had used Interest Rate Swap Contracts.
Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund's investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.
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Hartford Multi-Strategy Funds
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 October 31, 2021

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
During the year ended October 31, 2021, each of Balanced Retirement Fund and Global Real Asset Fund had used Total Return Swap Contracts.
e)	Additional Derivative Instrument Information:
Balanced Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 13,461,512	$ —	$ —	$ —	$ —	$ 13,461,512
Unrealized appreciation on foreign currency contracts	—	2,820,021	—	—	—	2,820,021
Unrealized appreciation on swap contracts(2)	—	—	5,517,669	—	—	5,517,669
Total	$ 13,461,512	$ 2,820,021	$ 5,517,669	$ —	$ —	$ 21,799,202
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 9,149,128	$ —	$ —	$ —	$ —	$ 9,149,128
Unrealized depreciation on foreign currency contracts	—	69,550	—	—	—	69,550
Unrealized depreciation on swap contracts(2)	—	—	67,060	—	—	67,060
Total	$ 9,149,128	$ 69,550	$ 67,060	$ —	$ —	$ 9,285,738

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 15,182,510	$ —	$ —	$ —	$ —	$ 15,182,510
Net realized gain (loss) on swap contracts	—	—	536,492	—	—	536,492
Net realized gain (loss) on foreign currency contracts	—	1,155,356	—	—	—	1,155,356
Total	$ 15,182,510	$ 1,155,356	$ 536,492	$ —	$ —	$ 16,874,358
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 2,928,698	$ —	$ —	$ —	$ —	$ 2,928,698
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	4,345,279	—	—	4,345,279
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,462,124	—	—	—	1,462,124
Total	$ 2,928,698	$ 1,462,124	$ 4,345,279	$ —	$ —	$ 8,736,101
132

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Balanced Income Fund – (continued)

For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	6,586
Futures Contracts Number of Short Contracts	(4,867)
Swap Contracts at Notional Amount	198,533,933
Foreign Currency Contracts Purchased at Contract Amount	$ 36,776,158
Foreign Currency Contracts Sold at Contract Amount	$ 140,991,326
Balanced Retirement Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ —	$ —	$ 529,939	$ —	$ 529,939
Unrealized appreciation on foreign currency contracts	—	49,847	—	—	—	49,847
Total	$ —	$ 49,847	$ —	$ 529,939	$ —	$ 579,786
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 149,122	$ —	$ —	$ —	$ —	$ 149,122
Total	$ 149,122	$ —	$ —	$ —	$ —	$ 149,122

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ —	$ —	$ (1,162,817)	$ —	$ (1,162,817)
Net realized gain (loss) on futures contracts	(131,952)	—	—	—	—	(131,952)
Net realized gain (loss) on foreign currency contracts	—	382,857	—	—	—	382,857
Total	$ (131,952)	$ 382,857	$ —	$ (1,162,817)	$ —	$ (911,912)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ —	$ —	$ (174,482)	$ —	$ (174,482)
Net change in unrealized appreciation (depreciation) of futures contracts	(105,114)	—	—	—	—	(105,114)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(58,874)	—	—	—	(58,874)
Total	$ (105,114)	$ (58,874)	$ —	$ (174,482)	$ —	$ (338,470)
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 1,269
Futures Contracts Number of Long Contracts	55
Foreign Currency Contracts Sold at Contract Amount	$ 15,153,989
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Hartford Multi-Strategy Funds
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 October 31, 2021

Global Real Asset Fund (consolidated)
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 99,242	$ —	$ —	$ —	$ 839,407	$ 938,649
Unrealized appreciation on foreign currency contracts	—	83,098	—	—	—	83,098
Total	$ 99,242	$ 83,098	$ —	$ —	$ 839,407	$ 1,021,747
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 424,074	$ 424,074
Unrealized depreciation on bond forward contracts	34,230	—	—	—	—	34,230
Unrealized depreciation on foreign currency contracts	—	16,486	—	—	—	16,486
Total	$ 34,230	$ 16,486	$ —	$ —	$ 424,074	$ 474,790

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ (1,005)	$ —	$ —	$ (54,640)	$ (55,645)
Net realized gain (loss) on futures contracts	333,043	—	—	—	8,883,964	9,217,007
Net realized gain (loss) on written options contracts	—	—	—	—	7,585	7,585
Net realized gain (loss) on swap contracts	22,601	—	6,204	—	—	28,805
Net realized gain (loss) on bond forward contracts	465,506	—	—	—	—	465,506
Net realized gain (loss) on foreign currency contracts	—	540,367	—	—	—	540,367
Total	$ 821,150	$ 539,362	$ 6,204	$ —	$ 8,836,909	$ 10,203,625
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ —	$ —	$ —	$ 639	$ 639
Net change in unrealized appreciation (depreciation) of futures contracts	1,732	—	—	—	525,346	527,078
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	(2,221)	(2,221)
Net change in unrealized appreciation (depreciation) of swap contracts	10,238	—	(8,229)	—	—	2,009
Net change in unrealized appreciation (depreciation) of bond forward contracts	26,948	—	—	—	—	26,948
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(121,778)	—	—	—	(121,778)
Total	$ 38,918	$ (121,778)	$ (8,229)	$ —	$ 523,764	$ 432,675
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 39,163
Futures Contracts Number of Long Contracts	381
Futures Contracts Number of Short Contracts	(134)
Written Options at Notional Amount	$ (5,584)
Swap Contracts at Notional Amount	3,024,183
Bond Forward Contracts at Notional Amount	$ 5,911,969
Foreign Currency Contracts Purchased at Contract Amount	$ 9,899,043
Foreign Currency Contracts Sold at Contract Amount	$ 13,680,198
134

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Multi-Asset Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ —	$ —	$ 56,306	$ —	$ 56,306
Unrealized appreciation on futures contracts(1)	2,655,868	—	—	—	—	2,655,868
Unrealized appreciation on foreign currency contracts	—	163,033	—	—	—	163,033
Total	$ 2,655,868	$ 163,033	$ —	$ 56,306	$ —	$ 2,875,207
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 530,282	$ —	$ —	$ —	$ —	$ 530,282
Total	$ 530,282	$ —	$ —	$ —	$ —	$ 530,282

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2021:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (3,692,670)	$ —	$ —	$ 1,990,009	$ —	$ (1,702,661)
Net realized gain (loss) on written options contracts	—	—	—	(9,340,244)	—	(9,340,244)
Net realized gain (loss) on foreign currency contracts	—	922,482	—	—	—	922,482
Total	$ (3,692,670)	$ 922,482	$ —	$ (7,350,235)	$ —	$ (10,120,423)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ —	$ —	$ (691,059)	$ —	$ (691,059)
Net change in unrealized appreciation (depreciation) of futures contracts	2,207,345	—	—	—	—	2,207,345
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(227,003)	—	—	—	(227,003)
Total	$ 2,207,345	$ (227,003)	$ —	$ (691,059)	$ —	$ 1,289,283
For the year ended October 31, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 1,796
Futures Contracts Number of Long Contracts	233
Futures Contracts Number of Short Contracts	(584)
Written Options at Notional Amount	$ (225)
Foreign Currency Contracts Purchased at Contract Amount	$ 14,890
Foreign Currency Contracts Sold at Contract Amount	$ 41,571,472
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
135

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2021:

Balanced Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 2,820,021	$ (69,550)
Futures contracts	13,461,512	(9,149,128)
Swap contracts	5,517,669	(67,060)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	21,799,202	(9,285,738)
Derivatives not subject to a MNA	(18,955,397)	9,216,188
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 2,843,805	$ (69,550)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$ 12,181	$ —	$ —	$ —	$ 12,181
Barclays	2,679,255	(33,910)	—	—	2,645,345
Citibank NA	99	—	—	—	99
Commonwealth Bank of Australia	416	—	—	—	416
Deutsche Bank Securities, Inc.	96,660	—	—	—	96,660
Goldman Sachs & Co.	23,784	—	—	—	23,784
JP Morgan Chase & Co.	9,706	—	—	—	9,706
Morgan Stanley	19,853	(14,731)	—	—	5,122
State Street Global Markets LLC	1,851	(1,851)	—	—	—
Total	$ 2,843,805	$ (50,492)	$ —	$ —	$ 2,793,313

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (33,910)	$ 33,910	$ —	$ —	$ —
BNP Paribas Securities Services	(10,262)	—	—	—	(10,262)
Canadian Imperial Bank of Commerce	(3,285)	—	—	—	(3,285)
Morgan Stanley	(14,731)	14,731	—	—	—
RBC Dominion Securities, Inc.	(51)	—	—	—	(51)
State Street Global Markets LLC	(4,747)	1,851	—	—	(2,896)
Westpac International	(2,564)	—	—	—	(2,564)
Total	$ (69,550)	$ 50,492	$ —	$ —	$ (19,058)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Balanced Retirement Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 49,847	$ —
Futures contracts	—	(149,122)
Purchased options	529,939	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	579,786	(149,122)
Derivatives not subject to a MNA	(529,939)	149,122
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 49,847	$ —

136

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 46,683	$ —	$ —	$ —	$ 46,683
Morgan Stanley	3,164	—	—	—	3,164
Total	$ 49,847	$ —	$ —	$ —	$ 49,847

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Real Asset Fund (consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	—	(34,230)
Foreign currency contracts	$ 83,098	$ (16,486)
Futures contracts	938,649	(424,074)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,021,747	(474,790)
Derivatives not subject to a MNA	(938,649)	424,074
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 83,098	$ (50,716)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$ 9,386	$ —	$ —	$ —	$ 9,386
Deutsche Bank Securities, Inc.	27,341	—	—	—	27,341
Goldman Sachs & Co.	1,353	—	—	—	1,353
JP Morgan Chase & Co.	614	—	—	—	614
Morgan Stanley	25,582	(3,663)	—	—	21,919
Royal Bank of Canada	10,447	—	—	—	10,447
Toronto-Dominion Bank	8,375	—	—	—	8,375
Total	$ 83,098	$ (3,663)	$ —	$ —	$ 79,435

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (34,230)	$ —	$ —	$ —	$ (34,230)
Citibank NA	(12,823)	—	—	—	(12,823)
Morgan Stanley	(3,663)	3,663	—	—	—
Total	$ (50,716)	$ 3,663	$ —	$ —	$ (47,053)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Multi-Asset Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 163,033	$ —
Futures contracts	2,655,868	(530,282)
Purchased options	56,306	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,875,207	(530,282)
Derivatives not subject to a MNA	(2,712,174)	530,282
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 163,033	$ —

137

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 163,033	$ —	$ —	$ —	$ 163,033
Total	$ 163,033	$ —	$ —	$ —	$ 163,033

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain Funds are exposed to the risks of the Underlying Funds and/or other investment companies in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or other investment companies. The market values of the Underlying Funds and/or other investment companies may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or other investment companies invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or other investment companies invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and
138

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions).These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
The Funds may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. The use of certain LIBORs are expected to be phased out by the end of 2021. However, it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on a Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to the end of 2021 with respect to certain LIBORs or mid-2023 for the remaining LIBORs.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
139

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2021 and October 31, 2020 are as follows:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Balanced Income Fund	$ 324,819,389	$ 44,416,593	$ 350,387,313	$ 73,124,344
Balanced Retirement Fund	2,125,325	—	2,487,299	—
Checks and Balances Fund	27,520,979	39,519,568	35,733,653	74,726,516
Conservative Allocation Fund	1,930,279	—	3,130,697	—
Global Real Asset Fund (consolidated)	4,722,840	—	7,719,681	—
Growth Allocation Fund	8,270,136	15,853,039	8,969,680	16,873,439
Moderate Allocation Fund	5,720,549	8,820,673	7,649,611	5,883,189
Multi-Asset Income Fund	23,976,385	—	33,631,516	125,049,094

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
As of October 31, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Balanced Income Fund	$ 165,026,788	$ 604,603,128	$ —	$ (2,827,968)	$ 2,438,828,692	$ 3,205,630,640
Balanced Retirement Fund	286,673	—	(25,819,366)	(82,897)	9,375,723	(16,239,867)
Checks and Balances Fund	1,167,487	62,758,084	—	—	330,525,906	394,451,477
Conservative Allocation Fund	661,255	3,962,638	—	—	12,663,374	17,287,267
Global Real Asset Fund (consolidated)	18,794,232	—	(105,220,818)	(286,748)	9,930,265	(76,783,069)
Growth Allocation Fund	5,774,887	33,693,585	—	—	139,072,381	178,540,853
Moderate Allocation Fund	1,773,185	18,079,564	—	—	68,305,637	88,158,386
Multi-Asset Income Fund	22,796,593	15,358,799	—	(2,878,319)	61,827,164	97,104,237

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances and book income/loss from Cayman subsidiary. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Balanced Income Fund	$ (1)	$ 1
Global Real Asset Fund (consolidated)	(500,055)	500,055
Multi-Asset Income Fund	(531)	531
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Balanced Retirement Fund*	$ 21,130,730	$ 4,688,636
Global Real Asset Fund (consolidated)*	12,043,701	93,177,117

*	Future utilization of losses are subject to limitation under current tax laws.
140

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

The Balanced Income Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund, and Multi-Asset Income Fund had no capital loss carryforwards for U.S. income tax purposes at October 31, 2021.
During the year ended October 31, 2021 Balanced Retirement Fund utilized $2,176,854, Conservative Allocation Fund utilized $734,854, Global Real Asset Fund utilized $16,850,246, and Multi-Asset Income Fund utilized $14,260,897 of prior capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2021 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, options, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced Income Fund	$ 13,311,813,268	$ 2,579,281,837	$ (140,611,160)	$ 2,438,670,677
Balanced Retirement Fund	91,668,528	11,560,083	(2,174,289)	9,385,794
Checks and Balances Fund	1,392,554,199	330,525,908	—	330,525,908
Conservative Allocation Fund	125,685,757	13,359,949	(696,575)	12,663,374
Global Real Asset Fund (consolidated)	82,991,361	14,912,126	(634,863)	14,277,263
Growth Allocation Fund	509,793,778	139,941,764	(869,383)	139,072,381
Moderate Allocation Fund	351,884,419	69,411,674	(1,106,037)	68,305,637
Multi-Asset Income Fund	810,693,240	72,060,061	(10,224,417)	61,835,644
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of October 31, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to each of Balanced Income Fund, Balanced Retirement Fund, Global Real Asset Fund and Multi-Asset Income Fund, HFMC pays a sub-advisory fee to Wellington Management out of its management fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

141

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Fund	Management Fee Rates
Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.4500% on next $2 billion and;
0.3900% over $12 billion
Balanced Retirement Fund (Excluding assets invested in investment companies for which HFMC or its affiliates serves as investment manager (“Affiliated Funds”))	0.3900% on first $1 billion and;
0.3800% on next $4 billion and;
0.3750% over $5 billion
Balanced Retirement Fund (Invested in Affiliated Funds)	0.0000% on all assets invested in Affiliated Funds
Checks and Balances Fund	N/A
Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion
Global Real Asset Fund	0.7950% on first $500 million and;
0.7600% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% over $5 billion
Multi-Asset Income Fund	0.5900% on first $500 million and;
0.5500% on next $250 million and;
0.5000% on next $250 million and;
0.4750% on next $4 billion and;
0.4725% on next $5 billion and;
0.4700% over $10 billion
HFMC has contractually agreed to waive the management fee it receives from the Global Real Asset Fund in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Global Real Asset Fund remains invested in the Subsidiary.
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company (“State Street”). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. Effective May 1, 2021, the fund accounting fee schedule as set forth in the fund accounting agreement by and between the Company, on behalf of the Funds, and HFMC, was revised. Effective May 1, 2021, the fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee. For the period November 1, 2020 through April 30, 2021, HFMC received the following fee with respect to each Fund: any sub-accounting fee payable by HFMC plus the amount of expenses that HFMC allocates for providing the fund accounting services.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2021, HFMC contractually agreed to limit the total annual fund operating expenses through February 28, 2022 (unless the Board of Directors approves its earlier termination)
142

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund(1)	0.96%	1.71%	0.66%	1.18%	0.88%	0.55%	0.45%	0.55%	0.45%
Conservative Allocation Fund(2)	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Global Real Asset Fund(3)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%

(1)	HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses resulting from the Fund’s investments in investment companies other than Affiliated Funds, and extraordinary expenses.
(2)	HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions and extraordinary expenses.
(3)	HFMC has contractually agreed to reimburse expenses excluding taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses.
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2021, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.86%	1.61%	0.61%	1.24%	0.94%	0.64%	0.54%	0.64%	0.53%
Balanced Retirement Fund	0.83%	1.58%	0.53%	1.07%	0.77%	0.45%	0.34%	0.45%	0.35%
Checks and Balances Fund	0.37%	1.15%	0.13%	0.75%	0.45%	0.15%	N/A	N/A	0.04%
Conservative Allocation Fund	0.58%	1.37%	0.32%	0.95%	0.64%	0.35%	N/A	N/A	0.23%
Global Real Asset Fund (consolidated)	1.25%	2.00%	0.99%	1.50%	1.20%	0.95%	N/A	0.90%	0.90%
Growth Allocation Fund	0.52%	1.33%	0.29%	0.87%	0.57%	0.26%	N/A	N/A	0.15%
Moderate Allocation Fund	0.52%	1.31%	0.26%	0.87%	0.58%	0.27%	N/A	N/A	0.17%
Multi-Asset Income Fund	1.00%	1.73%	0.70%	1.26%	1.04%	0.74%	0.63%	0.73%	0.63%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2021, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Balanced Income Fund	$ 7,546,843	$ 176,829
Balanced Retirement Fund	10,767	469
Checks and Balances Fund	1,486,949	8,778
Conservative Allocation Fund	156,189	259
Global Real Asset Fund (consolidated)	133,550	17
Growth Allocation Fund	404,965	4,969
Moderate Allocation Fund	318,789	3,042
Multi-Asset Income Fund	334,819	6,807
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as “Distribution fee reimbursements” on the Statements of Operations.
143

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2021, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Income Fund	$ 26,449
Balanced Retirement Fund	180
Checks and Balances Fund	2,901
Conservative Allocation Fund	240
Global Real Asset Fund (consolidated)	206
Growth Allocation Fund	1,108
Moderate Allocation Fund	720
Multi-Asset Income Fund	1,533
Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. (“DST”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.
Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
From November 1, 2020 through February 28, 2021, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class Y
Balanced Income Fund	0.10%
Multi-Asset Income Fund	0.09%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
144

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

For the year ended October 31, 2021, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.07%	0.08%	0.08%	0.20%	0.15%	0.11%	0.00% *	0.11%	0.00%*
Balanced Retirement Fund	0.14%	0.15%	0.10%	0.22%	0.17%	0.12%	0.00% *	0.10%	0.00%*
Checks and Balances Fund	0.09%	0.11%	0.09%	0.22%	0.17%	0.12%	N/A	N/A	0.00%*
Conservative Allocation Fund	0.10%	0.14%	0.10%	0.22%	0.17%	0.12%	N/A	N/A	0.00%*
Global Real Asset Fund (consolidated)	0.18%	0.25%	0.09%	0.22%	0.17%	0.12%	N/A	0.08%	0.00%*
Growth Allocation Fund	0.13%	0.18%	0.14%	0.22%	0.17%	0.11%	N/A	N/A	0.00%*
Moderate Allocation Fund	0.11%	0.15%	0.10%	0.21%	0.17%	0.11%	N/A	N/A	0.00%*
Multi-Asset Income Fund	0.14%	0.11%	0.08%	0.22%	0.17%	0.12%	0.00% *	0.10%	0.00%*

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. Each of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan; the collateral posted by the borrower; and the net amount, if any, due from the borrower in the event of default as of October 31, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Collateral Posted by Borrower(1)	Net Amount(2)
Balanced Income Fund	$ 80,483,013	$ (80,483,013)	$ —
Balanced Retirement Fund	463,842	(463,842)	—
Global Real Asset Fund (consolidated)	964,188	(964,188) (3)	—
Multi-Asset Income Fund	1,659,385	(1,659,385) (3)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned. Collateral received in excess or in deficit of the market value is not presented in this table.
(2)	Net amount represents the net amount receivable due from the borrower in the event of default.
(3)	Includes non-cash collateral of $242 and $1,056,173 for Global Real Asset Fund and Multi-Asset Income Fund, respectively.
145

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021.
Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Balanced Income Fund
Securities Lending Transactions(1)
Common Stocks	$ 71,778,304	$ —	$ —	$ —	$ 71,778,304
Corporate Bonds	1,100,558	—	—	—	1,100,558
Escrows	2,026,755	—	—	—	2,026,755
Preferred Stocks	8,638,232	—	—	—	8,638,232
Total Borrowings	$ 83,543,849	$ —	$ —	$ —	$ 83,543,849
Gross amount of recognized liabilities for securities lending transactions					$ 83,543,849
Balanced Retirement Fund
Securities Lending Transactions(1)
Common Stocks	$ 412,044	$ —	$ —	$ —	$ 412,044
Corporate Bonds	61,068	—	—	—	61,068
Total Borrowings	$ 473,112	$ —	$ —	$ —	$ 473,112
Gross amount of recognized liabilities for securities lending transactions					$ 473,112
Global Real Asset Fund (consolidated)
Securities Lending Transactions(1)
Common Stocks	$ 967,269	$ —	$ —	$ —	$ 967,269
Exchange-Traded Funds	22,076	—	—	—	22,076
Total Borrowings	$ 989,345	$ —	$ —	$ —	$ 989,345
Gross amount of recognized liabilities for securities lending transactions					$ 989,345
Multi-Asset Income Fund
Securities Lending Transactions(1)
Common Stocks	$ 427,451	$ —	$ —	$ —	$ 427,451
Convertible Preferred Stocks	461,362	—	—	—	461,362
Corporate Bonds	1,301	—	—	—	1,301
Total Borrowings	$ 890,114	$ —	$ —	$ —	$ 890,114
Gross amount of recognized liabilities for securities lending transactions					$ 890,114

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
10.	Affiliate Fund Transactions:
A summary of affiliate fund transactions for the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2021 is as follows:

Affiliated Investment Companies	Beginning Value as of November 1, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gains Distribution
Balanced Retirement Fund
Hartford Multifactor Developed Markets (ex-US) ETF	$ 5,567,000	$ —	$ 1,920,250	$ 105,240	$ 1,084,519	$ 4,836,509	157,541	$ 179,136	$ —
Hartford Multifactor Emerging Markets ETF	4,645,995	1,092,427	2,025,354	46,509	1,067,903	4,827,480	196,795	148,223	—
146

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Affiliated Investment Companies	Beginning Value as of November 1, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gains Distribution
Balanced Retirement Fund – (continued)
Hartford Multifactor US Equity ETF	$ 5,682,523	$ —	$ 4,250,779	$ 587,231	$ 909,776	$ 2,928,751	69,517	$ 82,613	$ —
The Hartford World Bond Fund, Class F	8,981,083	3,925,855	2,349,803	(14,722)	(126,557)	10,415,856	987,285	112,285	—
Total	$ 24,876,601	$ 5,018,282	$ 10,546,186	$ 724,258	$ 2,935,641	$ 23,008,596	1,411,138	$ 522,257	$ —
Checks and Balances Fund
Hartford Total Return Bond ETF	$ 504,816,492	$ 75,392,885	$ —	$ —	$ (6,799,581)	$ 573,409,796	14,109,493	$ 12,067,327	$ 1,345,663
The Hartford Capital Appreciation Fund, Class F	476,230,437	33,898,270	68,008,528	10,032,762	119,851,628	572,004,569	11,611,948	3,614,135	24,024,846
The Hartford Dividend and Growth Fund, Class F	482,551,309	24,489,509	121,643,137	17,813,669	171,182,980	574,394,330	16,844,409	8,014,849	10,877,946
Total	$ 1,463,598,238	$ 133,780,664	$189,651,665	$27,846,431	$ 284,235,027	$ 1,719,808,695	42,565,850	$ 23,696,311	$ 36,248,455
Conservative Allocation Fund
Hartford Core Bond ETF	$ 27,852,061	$ 2,666,490	$ 1,160,229	$ (26,494)	$ (626,522)	$ 28,705,306	700,743	$ 317,740	$ 217,061
Hartford Core Equity Fund, Class F	10,659,674	187,081	2,642,063	1,078,499	2,670,703	11,953,894	240,763	97,972	—
Hartford Emerging Markets Equity Fund, Class F	992,582	—	1,059,857	93,063	(25,788)	—	—	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	3,514,134	713,639	—	—	835,210	5,062,983	164,918	153,545	—
Hartford Multifactor US Equity ETF	5,168,676	—	276,069	40,794	1,763,710	6,697,111	158,963	107,001	—
Hartford Schroders Emerging Markets Equity Fund, Class F	—	1,216,670	268,285	20,386	55,487	1,024,258	50,806	10,187	—
Hartford Schroders International Multi-Cap Value Fund, Class F	1,629,945	411,786	477,259	46,786	470,896	2,082,154	201,955	51,426	—
Hartford Short Duration ETF	12,697,482	—	—	—	(51,212)	12,646,270	310,376	266,818	—
Hartford Small Cap Value Fund, Class F	2,197,699	1,293,180	1,256,007	97,476	1,107,198	3,439,546	256,683	32,897	—
The Hartford Equity Income Fund, Class F	6,128,690	657,688	1,686,986	175,585	1,911,405	7,186,382	303,479	132,869	68,969
147

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Affiliated Investment Companies	Beginning Value as of November 1, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gains Distribution
Conservative Allocation Fund – (continued)
The Hartford Growth Opportunities Fund, Class F	$ 3,408,915	$ 1,414,625	$ 1,614,671	$ 685,543	$ (84,890)	$ 3,809,522	56,279	$ —	$ 457,899
The Hartford Inflation Plus Fund, Class F	6,604,939	2,512,013	836,188	41,490	314,727	8,636,981	727,631	174,935	—
The Hartford International Growth Fund, Class F	1,619,699	976,689	498,553	71,379	280,894	2,450,108	126,621	5,656	57,626
The Hartford International Opportunities Fund, Class F	2,942,389	1,649,110	930,255	234,030	638,535	4,533,809	214,364	24,012	—
The Hartford MidCap Fund, Class F	2,510,642	318,011	3,292,277	673,453	(209,829)	—	—	—	291,544
The Hartford Small Company Fund, Class F	2,839,671	1,718,789	1,743,053	587,086	107,485	3,509,978	106,492	—	270,182
The Hartford Strategic Income Fund, Class F	10,896,884	1,002,534	1,034,977	58,642	128,262	11,051,345	1,202,540	346,265	121,125
The Hartford World Bond Fund, Class F	26,522,531	2,690,016	3,695,995	126,400	(483,240)	25,159,712	2,384,807	302,602	—
Total	$ 128,186,613	$ 19,428,321	$ 22,472,724	$ 4,004,118	$ 8,803,031	$ 137,949,359	7,207,420	$ 2,023,925	$ 1,484,406
Growth Allocation Fund
Hartford Core Bond ETF	$ 40,287,337	$ —	$ 2,076,199	$ (47,410)	$ (834,864)	$ 37,328,864	911,258	$ 423,712	$ 313,975
Hartford Core Equity Fund, Class F	102,508,093	956,784	17,791,922	7,568,428	29,664,709	122,906,092	2,475,450	956,784	—
Hartford Emerging Markets Equity Fund, Class F	11,268,832	—	12,032,608	1,187,277	(423,501)	—	—	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	39,151,871	11,486,556	—	—	9,490,225	60,128,652	1,958,588	1,783,337	—
Hartford Multifactor US Equity ETF	50,464,789	—	3,680,919	479,919	16,996,047	64,259,836	1,525,275	1,033,904	—
Hartford Schroders Emerging Markets Equity Fund, Class F	—	12,224,756	1,209,676	156,842	748,449	11,920,371	591,288	121,246	—
Hartford Schroders International Multi-Cap Value Fund, Class F	18,717,025	2,179,451	5,055,956	213,578	5,701,319	21,755,417	2,110,128	560,266	—
Hartford Short Duration ETF	17,973,972	—	6,179,863	170,620	(175,001)	11,789,728	289,354	288,093	—
148

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Affiliated Investment Companies	Beginning Value as of November 1, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gains Distribution
Growth Allocation Fund – (continued)
Hartford Small Cap Value Fund, Class F	$ 23,106,271	$ 12,481,973	$ 9,327,745	$ (1,177,927)	$ 13,958,980	$ 39,041,552	2,913,549	$ 360,692	$ —
The Hartford Equity Income Fund, Class F	58,280,383	2,012,846	3,428,221	357,956	20,407,841	77,630,805	3,278,328	1,353,174	658,922
The Hartford Growth Opportunities Fund, Class F	31,136,442	7,851,657	8,768,764	2,812,725	2,527,269	35,559,329	525,326	—	4,189,565
The Hartford Inflation Plus Fund, Class F	8,438,177	3,836,303	1,622,633	79,658	345,264	11,076,769	933,174	222,870	—
The Hartford International Growth Fund, Class F	16,560,817	4,796,488	—	—	3,509,023	24,866,328	1,285,081	60,464	602,420
The Hartford International Opportunities Fund, Class F	34,515,631	10,261,290	3,582,854	874,400	9,097,373	51,165,840	2,419,189	293,219	—
The Hartford MidCap Fund, Class F	26,270,528	3,152,980	34,446,900	8,734,315	(3,710,923)	—	—	—	3,152,980
The Hartford Small Company Fund, Class F	29,006,089	14,079,991	11,145,894	3,957,773	3,074,881	38,972,840	1,182,428	—	2,869,277
The Hartford Strategic Income Fund, Class F	10,069,134	2,259,290	—	—	133,319	12,461,743	1,356,011	363,222	113,038
The Hartford World Bond Fund, Class F	32,790,952	2,851,168	8,912,710	314,914	(677,395)	26,366,929	2,499,235	336,996	—
Total	$ 550,546,343	$ 90,431,533	$129,262,864	$25,683,068	$ 109,833,015	$ 647,231,095	26,253,662	$ 8,157,979	$ 11,900,177
Moderate Allocation Fund
Hartford Core Bond ETF	$ 55,559,554	$ 7,742,509	$ 2,870,040	$ (65,537)	$ (1,274,420)	$ 59,092,066	1,442,533	$ 651,523	$ 432,995
Hartford Core Equity Fund, Class F	50,417,978	469,462	9,390,002	4,018,177	14,038,134	59,553,749	1,199,471	469,462	—
Hartford Emerging Markets Equity Fund, Class F	6,764,123	—	7,222,580	722,478	(264,021)	—	—	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	21,631,266	3,843,704	—	—	5,112,330	30,587,300	996,329	933,866	—
Hartford Multifactor US Equity ETF	22,730,028	—	644,161	95,186	7,922,770	30,103,823	714,546	476,802	—
Hartford Schroders Emerging Markets Equity Fund, Class F	—	7,414,155	2,017,528	211,614	368,777	5,977,018	296,479	72,234	—
149

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Affiliated Investment Companies	Beginning Value as of November 1, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2021	Shares as of October 31, 2021	Dividend Income	Capital Gains Distribution
Moderate Allocation Fund – (continued)
Hartford Schroders International Multi-Cap Value Fund, Class F	$ 9,465,921	$ 1,225,723	$ 1,582,602	$ (29,567)	$ 3,058,257	$ 12,137,732	1,177,278	$ 299,933	$ —
Hartford Short Duration ETF	20,302,038	—	—	—	(81,883)	20,220,155	496,261	426,617	—
Hartford Small Cap Value Fund, Class F	10,565,923	5,662,656	3,524,080	(646,813)	6,429,632	18,487,318	1,379,650	165,395	—
The Hartford Equity Income Fund, Class F	30,564,060	1,408,590	6,363,084	595,833	9,724,832	35,930,231	1,517,324	657,337	340,015
The Hartford Growth Opportunities Fund, Class F	15,494,172	3,581,719	4,894,768	2,064,791	485,810	16,731,724	247,182	—	2,081,685
The Hartford Inflation Plus Fund, Class F	10,687,691	4,950,974	910,842	32,137	567,790	15,327,750	1,291,301	297,861	—
The Hartford International Growth Fund, Class F	9,147,986	3,063,819	—	—	1,938,371	14,150,176	731,275	33,398	332,770
The Hartford International Opportunities Fund, Class F	19,290,492	5,631,903	3,434,746	765,654	4,636,757	26,890,060	1,271,398	155,328	—
The Hartford MidCap Fund, Class F	13,052,732	1,545,692	16,945,390	4,221,091	(1,874,125)	—	—	—	1,545,692
The Hartford Small Company Fund, Class F	13,895,862	5,143,892	5,434,156	1,870,483	1,309,229	16,785,310	509,263	—	1,367,953
The Hartford Strategic Income Fund, Class F	17,757,936	1,461,878	1,070,878	44,768	246,736	18,440,440	2,006,577	570,171	199,154
The Hartford World Bond Fund, Class F	44,286,532	3,397,312	8,494,239	261,154	(802,597)	38,648,162	3,663,333	482,981	—
Total	$ 371,614,294	$ 56,543,988	$ 74,799,096	$14,161,449	$ 51,542,379	$ 419,063,014	18,940,200	$ 5,692,908	$ 6,300,264
11.	Affiliate Holdings:
As of October 31, 2021, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	—	—	0%*	91%	—	—
Conservative Allocation Fund	—	—	—	—	—	—	N/A	N/A	8%
Global Real Asset Fund (consolidated)	—	—	—	—	11%	4%	N/A	—	—

*	Percentage rounds to zero.

150

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	—	—	0%*	0%*	—	—
Conservative Allocation Fund	—	—	—	—	—	—	N/A	N/A	0%*
Global Real Asset Fund (consolidated)	—	—	—	—	0%*	0%*	N/A	—	—

*	Percentage rounds to zero.
As of October 31, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Fund identified below. Therefore, this Fund may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Fund listed below as follows:
Fund	Percentage of Fund*
Balanced Income Fund	0% (1)

*	As of October 31, 2021, affiliated funds of funds and the 529 plan were invested in Class F shares.
(1)	Percentage rounds to zero.
12.	Investment Transactions:
For the year ended October 31, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced Income Fund	$ 6,054,302,689	$ 5,838,145,885	$ 574,429,477	$ 427,407,662	$ 6,628,732,166	$ 6,265,553,547
Balanced Retirement Fund	23,173,386	40,143,732	276,228	4,701,199	23,449,614	44,844,931
Checks and Balances Fund	133,780,664	189,651,665	—	—	133,780,664	189,651,665
Conservative Allocation Fund	19,428,321	22,472,724	—	—	19,428,321	22,472,724
Global Real Asset Fund (consolidated)	173,067,321	241,101,541	75,216,947	94,235,581	248,284,268	335,337,122
Growth Allocation Fund	90,431,533	129,262,864	—	—	90,431,533	129,262,864
Moderate Allocation Fund	56,543,988	74,799,096	—	—	56,543,988	74,799,096
Multi-Asset Income Fund	408,583,522	452,338,908	76,155,254	101,967,616	484,738,776	554,306,524
13.	Capital Share Transactions:
The following information is for the years ended October 31, 2021 and October 31, 2020:

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Balanced Income Fund
Class A
Shares Sold	56,638,399	$ 912,410,505	55,154,686	$ 805,163,802
Shares Issued for Reinvested Dividends	6,337,681	100,994,661	7,936,617	113,564,659
Shares Redeemed	(36,941,791)	(592,465,028)	(43,400,316)	(620,795,570)
Net Increase (Decrease)	26,034,289	420,940,138	19,690,987	297,932,891
Class C
Shares Sold	19,296,475	$ 305,053,113	32,640,521	$ 469,055,916
Shares Issued for Reinvested Dividends	3,297,597	51,414,604	5,488,230	77,575,527
Shares Redeemed	(58,220,767)	(919,838,821)	(60,265,630)	(854,563,325)
Net Increase (Decrease)	(35,626,695)	(563,371,104)	(22,136,879)	(307,931,882)
Class I
Shares Sold	69,948,705	$ 1,120,430,747	92,488,693	$ 1,341,737,959
Shares Issued for Reinvested Dividends	6,707,399	106,925,758	7,950,893	113,702,614
Shares Redeemed	(58,657,625)	(938,978,342)	(76,433,649)	(1,077,602,824)
Net Increase (Decrease)	17,998,479	288,378,163	24,005,937	377,837,749
151

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	1,063,857	$ 17,216,888	1,268,147	$ 18,504,352
Shares Issued for Reinvested Dividends	207,440	3,308,544	348,715	5,023,457
Shares Redeemed	(2,777,225)	(44,675,246)	(3,872,565)	(55,251,531)
Net Increase (Decrease)	(1,505,928)	(24,149,814)	(2,255,703)	(31,723,722)
Class R4
Shares Sold	887,004	$ 14,282,673	1,364,794	$ 19,757,615
Shares Issued for Reinvested Dividends	138,662	2,216,344	208,288	2,998,525
Shares Redeemed	(1,561,079)	(25,135,399)	(2,445,432)	(35,519,890)
Net Increase (Decrease)	(535,413)	(8,636,382)	(872,350)	(12,763,750)
Class R5
Shares Sold	579,974	$ 9,384,291	959,413	$ 14,271,312
Shares Issued for Reinvested Dividends	66,159	1,060,329	81,136	1,163,782
Shares Redeemed	(950,639)	(15,369,058)	(1,098,983)	(15,820,053)
Net Increase (Decrease)	(304,506)	(4,924,438)	(58,434)	(384,959)
Class R6
Shares Sold	3,594,984	$ 58,587,631	10,859,156	$ 158,149,459
Shares Issued for Reinvested Dividends	432,819	6,981,019	384,810	5,565,783
Shares Redeemed	(3,532,741)	(57,073,871)	(7,732,607)	(115,016,307)
Net Increase (Decrease)	495,062	8,494,779	3,511,359	48,698,935
Class Y
Shares Sold	1,484,827	$ 24,021,575	3,162,755	$ 46,541,926
Shares Issued for Reinvested Dividends	217,135	3,497,580	367,928	5,319,103
Shares Redeemed	(4,383,419)	(69,378,275)	(3,116,033)	(45,084,145)
Net Increase (Decrease)	(2,681,457)	(41,859,120)	414,650	6,776,884
Class F
Shares Sold	34,844,131	$ 559,715,613	41,616,883	$ 606,292,789
Shares Issued for Reinvested Dividends	4,304,296	68,676,058	4,870,726	69,613,828
Shares Redeemed	(23,220,269)	(373,176,674)	(22,742,871)	(325,987,947)
Net Increase (Decrease)	15,928,158	255,214,997	23,744,738	349,918,670
Total Net Increase (Decrease)	19,801,989	$ 330,087,219	46,044,305	$ 728,360,816
Balanced Retirement Fund
Class A
Shares Sold	1,280,845	$ 12,522,777	829,270	$ 7,602,976
Shares Issued for Reinvested Dividends	148,787	1,460,156	162,227	1,478,434
Shares Redeemed	(1,694,231)	(16,578,048)	(2,278,169)	(20,637,828)
Net Increase (Decrease)	(264,599)	(2,595,115)	(1,286,672)	(11,556,418)
Class C
Shares Sold	24,636	$ 240,647	78,083	$ 722,298
Shares Issued for Reinvested Dividends	20,436	199,103	40,417	370,718
Shares Redeemed	(1,748,401)	(17,089,916)	(1,828,624)	(16,709,913)
Net Increase (Decrease)	(1,703,329)	(16,650,166)	(1,710,124)	(15,616,897)
Class I
Shares Sold	132,592	$ 1,303,454	182,682	$ 1,637,754
Shares Issued for Reinvested Dividends	28,029	274,228	45,459	414,252
Shares Redeemed	(447,124)	(4,372,091)	(1,694,859)	(15,377,224)
Net Increase (Decrease)	(286,503)	(2,794,409)	(1,466,718)	(13,325,218)
Class R3
Shares Sold	6,521	$ 64,293	9,782	$ 88,977
Shares Issued for Reinvested Dividends	1,478	14,497	1,630	14,895
Shares Redeemed	(16,557)	(160,487)	(63,318)	(580,754)
Net Increase (Decrease)	(8,558)	(81,697)	(51,906)	(476,882)
Class R4
Shares Sold	2,211	$ 21,497	4,368	$ 39,430
Shares Issued for Reinvested Dividends	451	4,407	736	6,666
Shares Redeemed	(20,753)	(197,627)	(232)	(2,082)
Net Increase (Decrease)	(18,091)	(171,723)	4,872	44,014
152

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	15,106	$ 149,168	4,185	$ 37,826
Shares Issued for Reinvested Dividends	1,573	15,361	1,727	15,682
Shares Redeemed	(10,903)	(105,554)	(26,426)	(242,776)
Net Increase (Decrease)	5,776	58,975	(20,514)	(189,268)
Class R6
Shares Sold	116	$ 1,150	—	$ —
Shares Issued for Reinvested Dividends	32	309	29	261
Shares Redeemed	(1)	(6)	—	—
Net Increase (Decrease)	147	1,453	29	261
Class Y
Shares Sold	65,767	$ 625,085	28,372	$ 261,410
Shares Issued for Reinvested Dividends	3,741	36,383	4,584	41,554
Shares Redeemed	(100,663)	(972,575)	(215,860)	(1,978,491)
Net Increase (Decrease)	(31,155)	(311,107)	(182,904)	(1,675,527)
Class F
Shares Sold	4,427	$ 42,532	10,728	$ 95,263
Shares Issued for Reinvested Dividends	484	4,686	2,445	22,042
Shares Redeemed	(12,344)	(119,433)	(196,982)	(1,798,423)
Net Increase (Decrease)	(7,433)	(72,215)	(183,809)	(1,681,118)
Total Net Increase (Decrease)	(2,313,745)	$ (22,616,004)	(4,897,746)	$ (44,477,053)
Checks and Balances Fund
Class A
Shares Sold	9,563,346	$ 101,897,212	10,156,353	$ 92,300,349
Shares Issued for Reinvested Dividends	5,644,458	58,040,207	9,873,823	92,559,754
Shares Redeemed	(16,847,483)	(180,252,796)	(22,587,605)	(205,625,638)
Net Increase (Decrease)	(1,639,679)	(20,315,377)	(2,557,429)	(20,765,535)
Class C
Shares Sold	1,174,907	$ 12,383,383	2,105,788	$ 19,175,545
Shares Issued for Reinvested Dividends	452,569	4,582,397	1,125,820	10,530,364
Shares Redeemed	(5,515,612)	(58,167,014)	(7,044,277)	(64,072,525)
Net Increase (Decrease)	(3,888,136)	(41,201,234)	(3,812,669)	(34,366,616)
Class I
Shares Sold	3,706,452	$ 40,310,852	2,679,014	$ 25,021,261
Shares Issued for Reinvested Dividends	313,362	3,236,969	502,985	4,714,597
Shares Redeemed	(1,915,183)	(20,546,580)	(3,278,078)	(29,498,058)
Net Increase (Decrease)	2,104,631	23,001,241	(96,079)	237,800
Class R3
Shares Sold	191,192	$ 2,003,683	205,061	$ 1,897,830
Shares Issued for Reinvested Dividends	49,697	506,109	114,350	1,069,179
Shares Redeemed	(542,623)	(5,833,566)	(678,196)	(6,002,020)
Net Increase (Decrease)	(301,734)	(3,323,774)	(358,785)	(3,035,011)
Class R4
Shares Sold	26,224	$ 279,913	34,552	$ 312,513
Shares Issued for Reinvested Dividends	12,954	132,561	43,768	409,168
Shares Redeemed	(58,304)	(592,123)	(357,476)	(3,067,692)
Net Increase (Decrease)	(19,126)	(179,649)	(279,156)	(2,346,011)
Class R5
Shares Sold	22,472	$ 241,324	9,953	$ 87,599
Shares Issued for Reinvested Dividends	1,945	19,782	2,656	24,459
Shares Redeemed	(4,192)	(45,527)	(8,150)	(76,799)
Net Increase (Decrease)	20,225	215,579	4,459	35,259
Class F
Shares Sold	23,033	$ 236,246	234,727	$ 2,034,553
Shares Issued for Reinvested Dividends	10,357	106,910	45,118	422,013
Shares Redeemed	(31,081)	(337,152)	(728,964)	(7,058,907)
Net Increase (Decrease)	2,309	6,004	(449,119)	(4,602,341)
Total Net Increase (Decrease)	(3,721,510)	$ (41,797,210)	(7,548,778)	$ (64,842,455)
153

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Conservative Allocation Fund
Class A
Shares Sold	1,430,178	$ 16,976,189	1,927,539	$ 20,597,317
Shares Issued for Reinvested Dividends	147,813	1,707,235	247,687	2,675,018
Shares Redeemed	(1,468,623)	(17,460,347)	(1,877,308)	(19,807,169)
Net Increase (Decrease)	109,368	1,223,077	297,918	3,465,166
Class C
Shares Sold	141,485	$ 1,670,539	209,412	$ 2,213,734
Shares Issued for Reinvested Dividends	7,232	83,318	18,786	202,330
Shares Redeemed	(488,360)	(5,754,588)	(602,780)	(6,406,625)
Net Increase (Decrease)	(339,643)	(4,000,731)	(374,582)	(3,990,561)
Class I
Shares Sold	61,083	$ 723,947	88,733	$ 945,899
Shares Issued for Reinvested Dividends	2,902	33,517	3,272	35,338
Shares Redeemed	(53,321)	(627,085)	(38,336)	(406,988)
Net Increase (Decrease)	10,664	130,379	53,669	574,249
Class R3
Shares Sold	54,925	$ 654,224	43,777	$ 470,582
Shares Issued for Reinvested Dividends	2,692	31,199	6,034	65,407
Shares Redeemed	(113,848)	(1,346,415)	(122,210)	(1,330,140)
Net Increase (Decrease)	(56,231)	(660,992)	(72,399)	(794,151)
Class R4
Shares Sold	8,511	$ 100,790	54,323	$ 583,081
Shares Issued for Reinvested Dividends	1,517	17,531	4,695	50,805
Shares Redeemed	(54,409)	(640,616)	(151,530)	(1,543,673)
Net Increase (Decrease)	(44,381)	(522,295)	(92,512)	(909,787)
Class R5
Shares Sold	8,708	$ 103,762	18,006	$ 195,139
Shares Issued for Reinvested Dividends	2,384	27,577	5,129	55,546
Shares Redeemed	(25,760)	(303,431)	(74,415)	(805,682)
Net Increase (Decrease)	(14,668)	(172,092)	(51,280)	(554,997)
Class F
Shares Sold	12,653	$ 145,252	—	$ —
Shares Issued for Reinvested Dividends	256	2,956	31	329
Shares Redeemed	(161)	(1,935)	—	—
Net Increase (Decrease)	12,748	146,273	31	329
Total Net Increase (Decrease)	(322,143)	$ (3,856,381)	(239,155)	$ (2,209,752)
Global Real Asset Fund (consolidated)
Class A
Shares Sold	632,001	$ 6,105,184	252,055	$ 1,992,769
Shares Issued for Reinvested Dividends	37,483	323,853	43,022	388,488
Shares Redeemed	(377,711)	(3,418,339)	(408,300)	(3,196,028)
Net Increase (Decrease)	291,773	3,010,698	(113,223)	(814,771)
Class C
Shares Sold	6,073	$ 56,136	5,809	$ 45,323
Shares Issued for Reinvested Dividends	4,242	36,145	5,829	51,874
Shares Redeemed	(173,662)	(1,579,032)	(135,100)	(1,065,726)
Net Increase (Decrease)	(163,347)	(1,486,751)	(123,462)	(968,529)
Class I
Shares Sold	431,701	$ 4,154,256	796,224	$ 6,104,654
Shares Issued for Reinvested Dividends	47,677	411,455	121,069	1,089,622
Shares Redeemed	(537,784)	(4,848,567)	(3,529,140)	(26,279,225)
Net Increase (Decrease)	(58,406)	(282,856)	(2,611,847)	(19,084,949)
Class R3
Shares Sold	673	$ 6,406	2,403	$ 19,783
Shares Issued for Reinvested Dividends	260	2,264	218	1,983
Shares Redeemed	(9)	(85)	(13)	(92)
Net Increase (Decrease)	924	8,585	2,608	21,674
154

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	191	$ 1,703	396	$ 3,188
Shares Issued for Reinvested Dividends	52	448	146	1,324
Shares Redeemed	(1,887)	(18,709)	(4,349)	(29,596)
Net Increase (Decrease)	(1,644)	(16,558)	(3,807)	(25,084)
Class R5
Shares Sold	17,762	$ 171,995	13,903	$ 110,089
Shares Issued for Reinvested Dividends	562	4,816	174	1,553
Shares Redeemed	(3,283)	(31,829)	(3,561)	(28,525)
Net Increase (Decrease)	15,041	144,982	10,516	83,117
Class Y
Shares Sold	1,434,228	$ 13,837,961	813,785	$ 6,350,078
Shares Issued for Reinvested Dividends	172,713	1,488,786	284,846	2,563,617
Shares Redeemed	(1,839,416)	(17,989,119)	(5,965,482)	(47,653,015)
Net Increase (Decrease)	(232,475)	(2,662,372)	(4,866,851)	(38,739,320)
Class F
Shares Sold	482,965	$ 4,511,387	2,727,251	$ 19,813,540
Shares Issued for Reinvested Dividends	281,762	2,428,791	381,092	3,429,830
Shares Redeemed	(9,875,282)	(96,716,600)	(6,350,386)	(48,449,993)
Net Increase (Decrease)	(9,110,555)	(89,776,422)	(3,242,043)	(25,206,623)
Total Net Increase (Decrease)	(9,258,689)	$ (91,060,694)	(10,948,109)	$ (84,734,485)
Growth Allocation Fund
Class A
Shares Sold	2,198,117	$ 32,736,327	2,605,135	$ 31,316,296
Shares Issued for Reinvested Dividends	1,530,798	21,488,512	1,739,403	22,480,250
Shares Redeemed	(4,629,236)	(68,691,484)	(6,553,260)	(80,282,451)
Net Increase (Decrease)	(900,321)	(14,466,645)	(2,208,722)	(26,485,905)
Class C
Shares Sold	161,540	$ 2,384,415	258,776	$ 3,095,460
Shares Issued for Reinvested Dividends	92,142	1,284,917	133,984	1,718,571
Shares Redeemed	(1,343,444)	(19,873,369)	(1,406,749)	(17,134,642)
Net Increase (Decrease)	(1,089,762)	(16,204,037)	(1,013,989)	(12,320,611)
Class I
Shares Sold	228,634	$ 3,402,607	210,536	$ 2,637,036
Shares Issued for Reinvested Dividends	30,751	429,140	39,326	505,226
Shares Redeemed	(203,045)	(3,005,602)	(420,882)	(5,034,993)
Net Increase (Decrease)	56,340	826,145	(171,020)	(1,892,731)
Class R3
Shares Sold	38,149	$ 557,111	34,446	$ 416,310
Shares Issued for Reinvested Dividends	17,304	237,006	21,335	269,072
Shares Redeemed	(62,255)	(875,349)	(156,043)	(1,866,269)
Net Increase (Decrease)	(6,802)	(81,232)	(100,262)	(1,180,887)
Class R4
Shares Sold	17,781	$ 260,868	27,491	$ 332,935
Shares Issued for Reinvested Dividends	7,781	108,753	19,377	249,170
Shares Redeemed	(31,358)	(449,413)	(288,874)	(3,155,199)
Net Increase (Decrease)	(5,796)	(79,792)	(242,006)	(2,573,094)
Class R5
Shares Sold	23,340	$ 348,904	36,125	$ 448,386
Shares Issued for Reinvested Dividends	16,140	226,949	19,070	246,703
Shares Redeemed	(131,577)	(1,924,710)	(102,221)	(1,280,880)
Net Increase (Decrease)	(92,097)	(1,348,857)	(47,026)	(585,791)
Class F
Shares Sold	30,095	$ 436,509	11,277	$ 146,213
Shares Issued for Reinvested Dividends	1,255	17,525	920	11,830
Shares Redeemed	(4,755)	(68,049)	(5,650)	(69,262)
Net Increase (Decrease)	26,595	385,985	6,547	88,781
Total Net Increase (Decrease)	(2,011,843)	$ (30,968,433)	(3,776,478)	$ (44,950,238)
155

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Moderate Allocation Fund
Class A
Shares Sold	2,304,152	$ 30,673,658	2,213,094	$ 25,119,083
Shares Issued for Reinvested Dividends	966,673	12,373,503	946,724	11,319,607
Shares Redeemed	(3,310,751)	(43,913,064)	(4,455,322)	(51,125,001)
Net Increase (Decrease)	(39,926)	(865,903)	(1,295,504)	(14,686,311)
Class C
Shares Sold	127,973	$ 1,669,688	218,756	$ 2,466,597
Shares Issued for Reinvested Dividends	64,013	811,133	75,547	895,700
Shares Redeemed	(1,230,405)	(16,307,803)	(1,069,017)	(12,186,501)
Net Increase (Decrease)	(1,038,419)	(13,826,982)	(774,714)	(8,824,204)
Class I
Shares Sold	160,514	$ 2,182,008	191,976	$ 2,197,635
Shares Issued for Reinvested Dividends	29,926	384,587	30,578	366,848
Shares Redeemed	(161,011)	(2,153,670)	(284,155)	(3,265,648)
Net Increase (Decrease)	29,429	412,925	(61,601)	(701,165)
Class R3
Shares Sold	198,750	$ 2,606,040	164,710	$ 1,872,373
Shares Issued for Reinvested Dividends	35,693	449,855	38,859	457,905
Shares Redeemed	(229,056)	(2,922,939)	(327,044)	(3,696,079)
Net Increase (Decrease)	5,387	132,956	(123,475)	(1,365,801)
Class R4
Shares Sold	20,481	$ 271,238	47,208	$ 517,301
Shares Issued for Reinvested Dividends	9,396	120,555	8,928	106,871
Shares Redeemed	(85,165)	(1,099,707)	(43,047)	(506,036)
Net Increase (Decrease)	(55,288)	(707,914)	13,089	118,136
Class R5
Shares Sold	148,015	$ 2,014,951	73,474	$ 874,480
Shares Issued for Reinvested Dividends	17,571	225,988	18,509	222,154
Shares Redeemed	(75,210)	(996,458)	(116,121)	(1,298,307)
Net Increase (Decrease)	90,376	1,244,481	(24,138)	(201,673)
Class F
Shares Sold	14,275	$ 186,229	10,903	$ 130,772
Shares Issued for Reinvested Dividends	1,409	18,110	814	9,766
Shares Redeemed	(4,789)	(64,627)	(3,870)	(43,869)
Net Increase (Decrease)	10,895	139,712	7,847	96,669
Total Net Increase (Decrease)	(997,546)	$ (13,470,725)	(2,258,496)	$ (25,564,349)
Multi-Asset Income Fund
Class A
Shares Sold	1,642,544	$ 35,033,996	2,309,231	$ 45,748,122
Shares Issued for Reinvested Dividends	760,112	16,325,324	5,162,076	105,163,342
Shares Redeemed	(3,910,820)	(83,435,688)	(5,962,080)	(119,878,398)
Net Increase (Decrease)	(1,508,164)	(32,076,368)	1,509,227	31,033,066
Class C
Shares Sold	171,219	$ 3,661,331	558,821	$ 11,029,593
Shares Issued for Reinvested Dividends	57,024	1,227,512	749,180	15,305,211
Shares Redeemed	(1,453,690)	(31,214,774)	(1,928,016)	(38,667,340)
Net Increase (Decrease)	(1,225,447)	(26,325,931)	(620,015)	(12,332,536)
Class I
Shares Sold	2,091,608	$ 44,166,780	3,343,049	$ 65,779,871
Shares Issued for Reinvested Dividends	146,982	3,149,601	823,015	16,753,953
Shares Redeemed	(2,683,106)	(56,912,453)	(3,594,786)	(71,808,671)
Net Increase (Decrease)	(444,516)	(9,596,072)	571,278	10,725,153
Class R3
Shares Sold	8,257	$ 176,649	12,295	$ 247,049
Shares Issued for Reinvested Dividends	1,166	25,363	12,405	256,187
Shares Redeemed	(22,675)	(493,439)	(42,290)	(880,822)
Net Increase (Decrease)	(13,252)	(291,427)	(17,590)	(377,586)
156

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

	For the Year Ended October 31, 2021		For the Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	17,809	$ 387,821	7,784	$ 154,029
Shares Issued for Reinvested Dividends	894	19,586	9,038	187,742
Shares Redeemed	(1,293)	(28,202)	(45,347)	(848,704)
Net Increase (Decrease)	17,410	379,205	(28,525)	(506,933)
Class R5
Shares Sold	556	$ 12,118	652	$ 13,298
Shares Issued for Reinvested Dividends	197	4,297	2,694	55,805
Shares Redeemed	(866)	(18,911)	(11,045)	(220,418)
Net Increase (Decrease)	(113)	(2,496)	(7,699)	(151,315)
Class R6
Shares Sold	525	$ 11,454	9,119	$ 175,383
Shares Issued for Reinvested Dividends	467	10,192	1,274	26,195
Shares Redeemed	(898)	(19,564)	(563)	(10,960)
Net Increase (Decrease)	94	2,082	9,830	190,618
Class Y
Shares Sold	80,414	$ 1,735,149	297,672	$ 5,965,954
Shares Issued for Reinvested Dividends	9,867	215,698	95,278	1,976,308
Shares Redeemed	(305,520)	(6,406,869)	(407,803)	(7,910,063)
Net Increase (Decrease)	(215,239)	(4,456,022)	(14,853)	32,199
Class F
Shares Sold	603,702	$ 12,874,204	742,416	$ 14,754,381
Shares Issued for Reinvested Dividends	122,848	2,631,335	791,234	16,091,496
Shares Redeemed	(1,104,412)	(23,556,052)	(1,471,329)	(29,233,282)
Net Increase (Decrease)	(377,862)	(8,050,513)	62,321	1,612,595
Total Net Increase (Decrease)	(3,767,089)	$ (80,417,542)	1,463,974	$ 30,225,261
14.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 4, 2021. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as an upfront fee and a commitment fee. From November 1, 2020 through March 4, 2021, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under “Other expenses.” During and as of the year ended October 31, 2021, none of the Funds had borrowings under this facility.
15.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
16.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
157

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2021

17.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Company, on behalf of the Funds, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended October 31, 2019. EY’s report on the Funds’ financial statements for the fiscal years October 31, 2018 and October 31, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on October 31, 2018 and October 31, 2019 and through December 30, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of the Company’s Board of Directors participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Company or the Board of Directors with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
18.	Subsequent Events:
In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2021, events and transactions subsequent to October 31, 2021, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.
158

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income Fund.

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Global Real Asset Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund and Hartford Multi-Asset Income Fund (eight of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2021
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
159

Hartford Multi-Strategy Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not increase or reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
160

Hartford Multi-Strategy Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2021. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	75	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	75	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG(4), (5) (1946)	Director and Chair of the Board	Director since 2003; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	75	None
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	75	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK(5) (1958)	Director	Since 2016	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	75	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present).
161

Hartford Multi-Strategy Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	75	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	75	None
LEMMA W. SENBET(4) (1946)	Director	Since 2005	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	75	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	75	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(6) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	75	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
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NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY DIRECTOR
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

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(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Directors.
(5)	Mr. Birdsong will retire effective December 31, 2021. Anticipating Mr. Birdsong's retirement, the Board has elected Christine R. Detrick to serve as Chair of the Board effective November 4, 2021. Accordingly, effective November 4, 2021, Mr. Birdsong will no longer serve as Chair of the Board. Effective November 5, 2021, Ms. Detrick also will serve as a Director of Capital One Financial Corporation.
(6)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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The Hartford Mutual Funds, Inc.
Hartford AARP Balanced Retirement Fund
The Hartford Balanced Income Fund
The Hartford Checks and Balances Fund
The Hartford Conservative Allocation Fund
The Hartford Global Real Asset Fund
The Hartford Growth Allocation Fund
Hartford Moderate Allocation Fund
Hartford Multi-Asset Income Fund (formerly, Hartford Multi-Asset Income and Growth Fund)
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of the Funds, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of its series (the “Management Agreement”); and (ii) with respect to each of the Hartford AARP Balanced Retirement Fund, The Hartford Balanced Income Fund, The Hartford Global Real Asset Fund, and the Hartford Multi-Asset Income Fund (each, a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees and actual management fees, if any, total expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented HFMC
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with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account the Advisers’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser for the Sub-Advised Funds. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board noted that HFMC directly manages The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund (collectively, the “Allocation Funds”), which do not employ a sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, subject to oversight by HFMC, and HFMC, which provides the day-to-day portfolio management services for the Allocation Funds, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable investing and environmental, social and/or governance (ESG) criteria. With respect to The Hartford Global Real Asset Fund, the Board also considered the Sub-adviser’s flexibility in implementing the inflation
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hedge overlay in a low inflation environment. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds or an interval fund) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford AARP Balanced Retirement Fund, The Hartford Global Real Asset Fund, and the Hartford Multi-Asset Income Fund, there existed no peer group with a strong correlation to each Fund’s investment strategy. For each of these Funds, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. In connection with these considerations, the Board took into account that the Hartford AARP Balanced Retirement Fund does not pay a management fee for the portion of the Fund’s assets invested in investment companies for which HFMC or its affiliates serve as investment manager. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered
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representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
The Board also considered that the management fees paid by the Allocation Funds are for services provided in addition to, and are not duplicative of, services provided under the investment management agreement(s) of the underlying funds in which the Allocation Funds may invest.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other
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means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford AARP Balanced Retirement Fund and The Hartford Global Real Asset Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its primary benchmark reflects the net performance of the Fund’s Class I shares as of March 31, 2021.
Hartford AARP Balanced Retirement Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 4th quintile for the 3-and 5-year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
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The Hartford Balanced Income Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-year period and in line with its custom blended benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.
The Hartford Checks and Balances Fund
•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.
The Hartford Conservative Allocation Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-, 3-, and 5- year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period, below its custom blended benchmark for the 3-year period, and in line with its custom blended benchmark for the 5-year period.
•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2022.
The Hartford Global Real Asset Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 5th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.25% through February 28, 2022, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Growth Allocation Fund
•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group.
Hartford Moderate Allocation Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-year period and below its custom blended benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.
171

Hartford Multi-Strategy Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Multi-Asset Income Fund
•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
172

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Global Real Asset Fund and Hartford Multi-Asset Income Fund are sub-advised by Wellington Management Company LLP (Wellington). HFD and HFMC are not affiliated with Wellington.
MFAR-MS21    12/21     226050    Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$834,000 for the fiscal year ended October 31, 2020; $869,045 for the fiscal year ended October 31, 2021.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$20,000 for the fiscal year ended October 31, 2020; $7,000 for the fiscal year ended October 31, 2021. Audit-related services were principally in connection with consents for the registration statements relating to Fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$226,305 for the fiscal year ended October 31, 2020; $162,926 for the fiscal year ended October 31, 2021. Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2020; $43,931 for the fiscal year ended October 31, 2021. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e) (1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e) (2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2021, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $246,305 for the fiscal year ended October 31, 2020; $213,857 for the fiscal year ended October 31, 2021.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $0 for the fiscal year ended October 31, 2020 and $325,000 for the fiscal year ended October 31, 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 6, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 6, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 6, 2022	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial Officer and Principal Accounting Officer)